UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Audrey L. Cheng, Esq.

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (949) 219-3202

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021–December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report for the fiscal year ended December 31, 2021, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of this reporting period. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts (variable products) issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a Fund and collectively, the Funds). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios), each of which is an asset allocation fund-of-funds which invests in certain other Funds of the Trust (Underlying Funds).

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios), each of which is an asset allocation fund-of-funds and which invests in certain other Funds of the Trust (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios.

In addition, PLFA manages the PSF DFA Balanced Allocation Portfolio, which is an asset allocation fund-of-funds that invests in a variety of eligible third party mutual funds and/or variable insurance trusts (DFA Underlying Funds) which are not Funds of the Trust.

PLFA also manages the ESG Diversified and ESG Diversified Growth Portfolios (together, the ESG Portfolios), each of which is an asset allocation fund-of-funds that invests in eligible mutual funds that have an environmental, social and governance (ESG) focus (ESG Underlying Funds).

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of December 31, 2021 are listed below:

PACIFIC SELECT FUND

Each of the sub-advisers (including any sub-subadvisers) and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Adrian S. Griggs Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of each Fund compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board). PLFA directly manages the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios, the PSF DFA Balanced Allocation Portfolio and the ESG Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2021 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during this reporting period.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of these sub-advisers (which, for purposes of this discussion, includes any sub-subadvisers) has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the reporting period. The views expressed in those commentaries reflect those of the respective sub-advisers for the fiscal year ended December 31, 2021.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectuses, as supplemented, and the Trust’s Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2021)

Executive Summary

After lagging the broader equity market for years, domestic small-capitalization value stocks surged nearly 30% during the reporting period. On the other end of the spectrum, small-capitalization growth stocks only gained a mere 2.8% over the reporting period.

International stocks struggled to keep up with domestic equities, even though the MSCI EAFE Index returned over 10% during the reporting period. Emerging market equities continued to struggle, returning -2.5% over the reporting period.

Within fixed income, high-yield bonds benefitted from the continued contraction in credit spreads over the reporting period. Emerging market bonds, on the other hand, fared losses as spreads widened over the reporting period.

Outlook

We head into the new year with lingering challenges such as inflation and resurging COVID-19 cases. The Federal Reserve (Fed) finally abandoned the term “transitory” to describe inflationary conditions that have been more persistent than originally anticipated. In turn, the Fed is expected to reduce its bond holdings earlier and faster than initially planned. It should be noted that the Fed’s balance sheet stood at nearly $9 trillion at the end of the reporting period, which is up from $4 trillion before the pandemic.

The Fed also projects raising interest rates in 2022, with the market pricing in a hike during the first half of the year. While the Fed is expected to raise rates three times in 2022, future hikes will depend on how inflationary pressures develop and the economy shapes up. In terms of the economy, employment conditions continue to improve, leaving employers having to scramble to fill open positions, which could ultimately lead to increased wages. The unemployment rate has fallen sharply and sits close to pre-pandemic levels.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Among various factors that contributed to the rise in inflation, the global supply-chain strains received much attention. Strong demand for goods and port congestions led to a surge in ocean-freight rates, which contributed to the rise in prices. Although easing supply-chain bottlenecks could alleviate inflationary pressures, there are few signs of this happening soon although we may have reached peak congestion.

Many supply chains are deeply interconnected, leaving suppliers vulnerable to interruptions around the globe. This means that policies such as China’s zero-COVID strategy, which rely on strict lockdowns, will have long-reaching effects for producers and retailers around the globe. The recent emergence of the Omicron variant further complicates efforts to reopen the global economy. Given that China’s Sinovac vaccination has been reported to offer limited protection against Omicron, the country may continue with its zero-COVID policy through much of 2022. These restrictions could potentially mean that inflation persists longer than many had anticipated unless Omicron quickly subsides and is not replaced by another variant.

Given China’s outsized role in the global supply chain, events related to that country can significantly impact the global economy. While global central banks such as the Fed are expected to tighten monetary policy in 2022, China’s central bank has taken action to boost liquidity to help cushion the downturn in its housing market. This has garnered much attention given that the property sector represents roughly a quarter of China’s Gross Domestic Product (GDP).

This divergence in monetary policy could heighten volatility in markets as both central banks delicately balance between maintaining economic growth and quenching inflationary pressures. China’s monetary policy impacts Asia since China’s growth affects trade and supply-chain channels. The Fed’s tightening policy also matters for Asia as it affects U.S. growth, which could curb Asian exports.

Much will depend on how the Fed and the People’s Bank of China (PBoC) address their respective policies as both central banks attempt to avoid policy mistakes. The PBoC is expected to continue selectively easing liquidity, which should mitigate risks of a slowdown in China (and Asia). Furthermore, the Fed’s gradual policy normalization could reflect stronger U.S. growth. This would be reflected by a steeper yield curve in the U.S.

The combination of rising inflation, a healthy economy and the Fed’s reduced bond purchases may lead to rising yields. This could potentially reverse the recent momentum that had growth stocks outperforming value stocks. All of this will depend on how the normalization process develops throughout the new year.

Core Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Core Income Portfolio’s Class I returned -0.39%, compared to a -1.54% return for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	Since Inception (4/27/15)

Fund’s Class I	(0.39%)	4.51%	3.60%

Fund’s Class P	(0.19%)	4.72%	3.81%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income using an intermediate term corporate debt focused strategy by investing principally in income producing debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund’s asset allocation, focus on corporate bonds and duration positioning contributed to performance. An underweight to intermediate and long maturity bonds held in the index contributed to performance because of the meaningful move higher in interest rates during the reporting period. The Fund’s exposure to BB and B-rated corporate credit, including an allocation to bank loans, also benefited performance given the outperformance of these credit qualities in the Fund compared to higher credit qualities in the index. An overweight to BBB-rated bonds detracted from performance during the reporting period. A sector overweight to finance companies and security selection within food & beverage, retailers and gaming contributed to performance. An overweight to banking, technology and healthcare sectors detracted from performance.

Diversified Bond Portfolio (managed by Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Diversified Bond Portfolio’s Class I returned -1.93%, compared to a -1.54% return for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	(1.93%)	5.21%	4.67%

Fund’s Class P	(1.73%)	5.42%	4.88%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks to maximize total return consistent with prudent investment management. We at Western Asset utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

The reporting period was dominated by the ongoing Covid-19 pandemic. Optimism over the global economic outlook rose throughout the beginning of the reporting period against a backdrop of slowing Covid-19 case counts, increased vaccination efforts and the anticipation of the eventual reopening of economies. However, the Delta variant caused an increase in cases in late summer and the Omicron variant saw cases surge during the winter. Cautious optimism grew later in December, however, as early reports appeared to show that Omicron might be a milder variant and lead to less severe symptoms than previous waves even though it is much more transmissible. Risk assets generally performed well during the reporting period. After considerable spread tightening during the first half of the reporting period, there was some softness during the second half primarily due to the emergence of Covid variants.

During the reporting period, the Fund’s largest detractor from performance was its interest rate positioning, in particular its long duration stance relative to the benchmark. Throughout the reporting period, the Fund’s overweight duration position was concentrated at the back-end of the yield curve and was intended to serve as a hedge helping to mute downside volatility during periods of time when the market is under stress. Ultimately, the Fund’s long duration stance significantly detracted as yields rose, particularly during the first quarter of the reporting period. Second, the Fund’s exposures to non-US developed markets (DM) detracted as most currencies weakened versus the U.S. dollar during the reporting period. Finally, the Fund’s exposures to emerging markets (EM) detracted from performance as USD-denominated sovereign and corporate spreads widened and EM local rates ended higher.

During the reporting period, the Fund’s most significant contributor to performance was its overweight exposure to corporate credit, including both investment-grade and high-yield, which contributed to performance as credit spreads tightened during the course of the reporting period. We generally believed that investment-grade corporate bonds remained attractive relative to sovereign bonds and that certain subsectors and issuers still had further upside, and in particular, that select high-yield subsectors and individual issuers presented compelling value opportunities. Additionally, the Fund’s exposures to structured products, including non-agency residential mortgages (RMBS), commercial mortgages (CMBS) and asset-backed securities (ABS), also contributed as structured product spreads generally tightened during the reporting period. The Fund held

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

an overweight stance relative to the benchmark as we believed that fundamentals in the structured product market were sound and improving as the economy reopened, and that valuations were attractive relative to historical levels. Finally, an overweight position to Treasury Inflation Protected Securities (TIPS) earlier in the reporting year also contributed as breakeven inflation rates rose. We initially believed that breakeven inflation rates (the yield spread between nominal fixed-rate Treasury bonds and inflation-linked securities) were pricing in extremely low inflation expectations and therefore added off-benchmark exposures to TIPS, trimming exposures and capturing value as breakeven inflation rates rose earlier in the reporting period.

In terms of derivatives, during the reporting period, the Fund used interest rate futures and options, Eurodollar futures and options, interest rate swaps and swaptions to adjust its duration and yield curve exposure. Non-US interest rate futures, options and swaps were used to manage exposure to international bond markets. Credit default swaps on both investment-grade and high-yield issuers and indices were used as an efficient, low cost way of adjusting exposures to these sectors. The Fund also used Mortgage TBAs (To Be Announced) to gain exposure to the Agency mortgage-backed securities (MBS) market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to take long positions on certain developed and emerging market currencies.

Floating Rate Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Floating Rate Income Portfolio’s Class I returned 4.62%, compared to a 5.40% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	4.62%	4.20%	3.78%

Fund’s Class P	4.83%	4.41%	3.98%

Credit Suisse Leveraged Loan Index	5.40%	4.32%	4.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of current income. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look for investment opportunities in income producing floating rate loans and floating rate debt securities.

The Fund’s underweight to CCC-rated issuers, in particular distressed CCC-loans, detracted from performance. The Fund’s underweight (relative to the benchmark) to sectors most exposed to the reopening economy, including energy and metals/minerals, detracted from performance during the reporting period. The Fund’s security selection within retail, media/telecom and healthcare sectors contributed to performance. An overweight to second lien loans contributed to performance relative to the benchmark. The Fund’s emphasis on larger bank loan facility sizes detracted from performance during the reporting period as smaller loan/facility sizes outperformed.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

High Yield Bond Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the High Yield Bond Portfolio’s Class I returned 5.42%, compared to a 5.26% return for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)Pacific	Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	5.42%	5.78%	6.10%

Fund’s Class P	5.63%	5.99%	6.31%

Bloomberg US High-Yield 2% Issuer Capped Bond Index	5.26%	6.28%	6.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the Fund outperformed the benchmark primarily due to duration positioning and sector allocations. The Fund’s security selection within consumer cyclical, consumer non-cyclical and basic industry sectors as well as an overweight to the capital goods sector contributed to performance. The Fund’s underweight to and selection within the media and entertainment sector detracted from performance. Selection within the energy sector, including electric, midstream and oilfield services also detracted from performance. During the reporting period, the Fund’s underweight to BB-rated issuers outperformed given the greater sensitivity to the move higher in treasury yields. Top issue level contributors to performance over the reporting period included Ford Motor (consumer cyclical), Occidental Petroleum (oil & gas), and Ahern (capital goods). Top issue level detractors from performance over the reporting period were Diamond Sports (basic industry), and Talen Energy (electric), U.S. Airways (airlines).

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Inflation Managed Portfolio’s Class I returned 5.69%, compared to a 5.96% return for its benchmark, the Bloomberg US TIPS Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	5.69%	5.35%	3.16%

Fund’s Class P	5.90%	5.56%	3.36%

Bloomberg US TIPS Index	5.96%	5.34%	3.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at PIMCO implement the Fund’s investment goal of seeking to maximize total return consistent with prudent investment management by investing in bonds and derivative instruments, focusing on exposure to inflation-indexed debt securities. Interest rate strategies, implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, were negative for the Fund overall, particularly driven by U.S. and Eurozone interest rate positioning. Within breakeven inflation positioning (the difference between nominal and real interest rates), Eurozone, U.S. and New Zealand (N.Z.) breakeven inflation strategies added to performance.

Within spread strategies, exposure to Danish mortgages detracted from the Fund’s performance. Lastly, within currencies, a tactical exposure to the Argentine peso and to the Danish kroner added to performance.

The Fund’s use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, and emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond markets. The Fund entered into interest rate swaps to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund purchased and sold total return swaps to adjust exposure to risk-neutral substitutes for owning physical securities (or physical securities that comprise a given index). The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the Fund manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, bond indices, mortgage pass-throughs, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some, or all, of a Fund’s securities, and as a part of a tactical investment strategy.

Intermediate Bond Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Intermediate Bond Portfolio’s Class P returned -1.70%, compared to a -1.54% return for its benchmark, the Bloomberg US Aggregate Bond Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2021. For comparison purposes, the performance of Class I shares and its benchmark for the period from inception of Class I on November 21, 2021 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	Since Inception 10/23/20

Fund’s Class P	(1.70%)	(0.13%)

Bloomberg US Aggregate Bond Index	(1.54%)	(0.36%)
	Since Inception 11/01/21

Fund’s Class I	(0.16%)

Bloomberg US Aggregate Bond Index	0.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. In seeking the Fund’s goal of maximizing total return, we at JP Morgan invest Fund assets in debt securities that focus on investment grade intermediate-term debt securities (five to ten years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between three and ten years. Taking a long-term approach, we look for individual fixed income investments that we believe will perform well over a market cycle. We are value oriented and make decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

During the reporting period, the Treasury yield curve decreased by 0.01% between two- and ten-year market indicators despite interest rates moving higher across the curve. Two-year yields ended 0.61% higher to finish the reporting period at 0.73%, while the ten-year was 0.60% higher to finish at 1.51%.

The Fund’s duration (which was a positive contributor) and yield curve positioning (which was a negative contributor) were net negative during the reporting period, as the Fund finished overweight the belly of the curve (five-ten years), underweight the twenty-year, underweight the thirty-year, and maintained a duration underweight versus the benchmark (93% vs benchmark duration). The Fund’s underweight Treasury debt was positive as spread sectors, with the exception of agency mortgage-backed securities, outperformed comparable duration Treasuries during the reporting period. The Fund’s security selection within Treasuries was a detractor from performance as the portfolio holds longer duration securities versus the Index.

Security selection in agency mortgage-backed securities (MBS) was a positive contributor, as the Fund’s mortgages outperformed benchmark mortgage pass-throughs. From a sector allocation perspective, the Fund’s underweight to the MBS sector was marginally positive. Overall, the Bloomberg MBS index produced excess returns of -0.68% and absolute returns of -1.04% during the reporting period.

According to the Bloomberg U.S. Corporate Index, the asset class generated an absolute return of -1.04% during the reporting period, however, provided 1.61% excess returns largely driven by a grind tighter in spreads. The Fund’s overweight to the sector was a contributor during the reporting period. Security selection in corporates was also a positive contributor for the Fund. The Fund’s underweight in non-corporate credit was a detractor during the period as non-corporate credit outperformed comparable duration Treasuries by 0.92% account to the Bloomberg U.S. Non-Corporate Investment Grade Index.

From a credit quality standpoint, the Fund’s underweight AA- and A-rated securities detracted from returns during the reporting period.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Managed Bond Portfolio’s Class I returned -1.13%, compared to a -1.54% return for its benchmark, the Bloomberg US Aggregate Bond Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	(1.13%)	3.88%	3.53%

Fund’s Class P	(0.93%)	4.09%	3.74%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments. The Fund seeks to maximize total return consistent with prudent investment management. Duration positioning, implemented through the use of cash bonds, futures, interest rate swaps, swaptions and options, was positive for the Fund’s performance over the reporting period. Strategic United Kingdom (U.K.) duration positioning and U.S. duration positioning contributed to performance. Exposure to interest rate strategies within Latin America, particularly in Peru and Brazil, detracted from performance.

Overall, spread strategies in the Fund contributed to performance over the reporting period. Overweight exposure to non-Agency mortgage backed securities contributed to performance relative to the benchmark, while an underweight to Agency mortgage backed securities contributed to performance. Exposure to investment grade and high yield corporate credit contributed to returns over the reporting period. Lastly, within currency strategies, tactical exposure to the Australian dollar and the Chilean peso detracted from performance for the reporting period.

The use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, or emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond markets. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, bond indices, mortgage pass-throughs and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some or all of the Fund’s securities and as a part of a tactical investment strategy.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Short Duration Bond Portfolio’s Class I returned -0.45%, compared to a -0.47% return for its benchmark, the Bloomberg US 1-3 Year Government/Credit Bond Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(0.45%)	1.97%	1.61%

Fund’s Class P	(0.25%)	2.17%	1.81%

Bloomberg US 1-3 Year Government/Credit Bond Index	(0.47%)	1.85%	1.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year), and makes modest use of futures, forwards, and swaps. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation contributed to the Fund’s relative performance. Out-of-benchmark holdings in securitized sectors were beneficial as the sectors continued to recover from liquidity issues brought on by the COVID-19 pandemic and offered an incremental yield advantage over U.S. Treasuries. Moreover, concerns regarding inflation and the emergence of COVID-19 variants fueled demand for the generally higher-quality sectors. Positions in mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities also contributed to Fund performance. However, an underweight allocation to government-related credits hindered the Fund’s relative performance. The Fund’s cash allocation, which is necessary for portfolio liquidity, was a detractor from relative results during the reporting period.

An overweight to investment-grade corporate bonds contributed as improving corporate fundamentals, generally encouraging corporate earnings, and a desire for yield among investors fueled demand for the sector. Our corresponding underweight to U.S. Treasuries also contributed relative performance as yields across most of the curve ended the period higher.

Security selection within investment-grade corporate bonds contributed to the Fund’s relative performance. Credits issued by global banks were supported by strong corporate earnings, and exploration and production names in the energy sector received a boost from rising oil prices. Additionally, credits issued by air lessors in the financials sector performed well as economic reopenings increased mobility. Security selection within U.S. Treasuries weighed on the Fund’s relative results.

Yield curve positioning produced relative gains. In addition to the Fund’s average duration remaining shorter relative to the benchmark, underweights within the front end of the yield curve were constructive. Short-term Treasury yields rose over the reporting period as the market priced-in sooner-than-expected Fed rate hikes.

As of the end of the reporting period, the Fund held interest rate futures generating gross exposure of approximately 20.96%. The estimated return impact from employing futures was 0.02% for the reporting period.

Emerging Markets Debt Portfolio (managed by Principal Global Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Emerging Markets Debt Portfolio’s Class I returned -6.12%, compared to a -3.25% return for its benchmark, the J.P. Morgan Emerging Markets Blended - Equal Weighted Index, and a -1.80% return for the J.P. Morgan Emerging Markets Bond Index Global Diversified Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 30, 2012 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 30, 2012 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Global Investors, LLC began managing the Fund on November 1, 2021 and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Year	Since Inception (4/30/12)

Fund’s Class I	(6.12%)	2.27%	2.29%

Fund’s Class P	(5.94%)	2.47%	2.50%

J.P. Morgan JEMB Equal Weighted Index	(3.25%)	4.33%	3.35%

J.P. Morgan EMBI Global Diversified Index	(1.80%)	4.65%	4.83%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Fund’s benchmark index, the J.P. Morgan Emerging Market Blended – Equal Weighted Index. The Fund also underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified Index, which was the Fund’s benchmark index prior to November 1, 2021. The Fund changed its benchmark index in connection with the Fund’s change in sub-adviser to reflect the emerging market debt asset class utilized by the current sub-adviser.

PGI

Principal Global Investors assumed management of the Fund on November 1, 2021. During the approximate two-month period when Principal Global Investors managed the Fund from November 1, 2021 through December 31, 2021, the Fund’s Class I underperformed the benchmark. We, at Principal Global Investors, follow an unconstrained total return strategy considering investments in all emerging market debt asset classes. The strategy is designed to be an “all-weather” solution across the emerging market debt market cycle, with an emphasis on potentially limiting volatility and liquidity risk by using a dynamic allocation to emerging market bonds and derivatives.

Two main factors explain the bulk of the underperformance relative to the index benchmarks over the period we managed the Fund. The first being costs associated with the transition from the previous manager’s positions to align with our strategy which detracted from performance. Additionally, an off-index position in Venezuela detracted from relative performance over the period we managed the Fund. There was some price insensitive position clearing across the complex at the end of the period we managed the Fund, which particularly negatively impacted Petroleos de Venezuela, the Venezuelan state-owned oil and natural gas company which represented the bulk of the Fund’s Venezuela exposure during the period we managed the Fund.

Additional performance detractors during the period we managed the Fund were exposures to Ukraine and Colombia. The overweight exposure in Ukraine detracted from performance over the period we managed the Fund. Our investment thesis was that the tensions between Ukraine and Russia were going to de-escalate by the end of the reporting period, but the crisis continued causing a sell-off in Ukraine hard currency debt. External and local debt positions in Colombia also detracted from performance over the period we managed the Fund. Despite cheap valuations, the country continued to suffer from a rise in inflation.

The main performance contributors during the period we managed the Fund were positions in Poland and short currency positions in Turkey. In Poland the Fund has been paying the 5-year rate using interest rate swaps on the local Polish curve on the thesis that the Polish Central Bank was going to be forced to raise rates quickly to fight inflation pressures. The trade worked very well over the period we managed the Fund as they raised the policy rate by 0.75% in November of 2021 and another 0.50% in December of 2021. The Fund’s short currency position in Turkey, achieved through FX forward contracts, was established at the beginning of November 2021 and contributed positively to performance. The unorthodox monetary policy encouraged by President Erdogan has led to a large depreciation of the Turkish Lira over the period we managed the Fund, resulting in a positive return for the Fund’s position.

The Fund also bought protection against emerging markets spreads through credit default swaps and utilized U.S. Treasury Futures and U.S. Swaps as macro hedges to adjust the EM spread and U.S interest rate duration profile of the Fund.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Ashmore

During the reporting period, Ashmore Investment Management Limited (Ashmore) managed the Fund from January 1, 2021 through October 29, 2021. During that approximate ten-month period, the Fund’s Class I underperformed the benchmark. During the period we at Ashmore managed the Fund, we invested the Fund’s assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore strategically managed exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the period we managed, the Fund’s allocation to emerging markets sovereign external debt decreased, starting the reporting period at 59.01% and ending at around 58.37% of the Fund’s net asset value (NAV). Over the period we managed the Fund, the Fund’s exposure to corporate debt increased, starting the reporting period at 14.06% and ending at around 16.23% of NAV. Finally, the Fund’s exposure to emerging market local bonds and net exchange rate positions shifted throughout the period we managed the Fund, starting the reporting period at 55.20% and ending at around 21.98% of NAV.

The Fund’s underweight position in local currency sovereign debt and off-benchmark allocation to corporate debt detracted from relative returns over the period we managed the Fund. Overall, the largest detractor over the period we managed the Fund was driven by security selection in local currency sovereign debt. The Fund’s overweight position in hard currency sovereign external debt contributed to the Fund’s relative performance over the period we managed the Fund.

The top country detractors from performance over the period we managed the Fund were emerging markets sovereign local currency positions in Brazil and corporate debt positions in China. The largest country contributors to Fund performance over the period we managed the Fund were in Ecuador and Venezuela external debt instruments.

The Fund’s positions in derivatives were mainly in foreign exchange (FX) forwards – notably to hedge the FX exposure of some local currency bond positions, and some swaps – for efficient portfolio management purposes.

Escalating tensions in the political sphere in Brazil hit asset prices, creating hurdles for the government in its attempts to move economic reforms through its Congress. However, Congress has forged ahead with an income tax reform bill, as the Brazilian government looks to reduce the primary fiscal deficit to less than 1.0% of gross domestic product (GDP) in 2022. The release of second quarter GDP showed an economy that was not rebounding as quickly as had been expected, likely exacerbated by the impact of monetary policy normalization. Presidential elections are scheduled for 2022, with a likely battle between President Bolsonaro and former President Lula and a potential spoiler candidate from the center. On the rates side, the Brazilian Central Bank (BCB) increased its policy rate to 6.25% over the third quarter, in line with consensus. The BCB expects inflation to decline in 2022.

China reported in September 2021 the first contraction in its manufacturing Purchasing Managers Index (PMI) since the start of the pandemic, highlighting concerns about the impact on the global economy of weakness in the world’s second largest economy. While the crisis engulfing the real estate sector certainly seemed to grab headlines, overall economic data was better than expected towards the end of the period we managed the Fund. The People’s Bank of China has injected $610 billion Chinese Yuan Renminbi (approximately $94 billion U.S. dollars) of liquidity via open market operations into the banking system since September 17, 2021 ahead of its one-week holiday from October 1 to October 7, 2021. On the political end, President Xi Jinping had two telephone calls with U.S. President Joe Biden as they agreed to hold further discussions in areas where China’s interests converge and diverge with America. The U.S. statements said that Biden is committed to “responsibly manage the competition between the countries”, while China emphasized the bilateral relationship needs a rebalance across all areas (i.e. less undermining of China’s economy and technology development is necessary for further cooperation in other areas such as climate change).

In Ecuador, bond prices pulled back over the period we managed the Fund, on profit-taking after an extended positive run. The International Monetary Fund (IMF) approved disbursement of approximately $800 million U.S. dollars in the wake of the second and third reviews of the country’s funding program, bringing total disbursements under the program to $4.8 billion U.S. dollars. Finance Minister Cueva indicated that the country might consider a return to the global bond markets in 2022, a step which would require continued structural reforms to bolster the country’s creditworthiness.

Negotiations between the Maduro government and the Venezuelan opposition continued, leading to a rally in bond prices over the period we managed the Fund as the potential for sanctions relief increased. Regional and municipal elections occurred in November 2021, with the opposition having reversed its previous stance of boycotting elections. Global monitors were in place to assess the fairness of the elections. The ruling party consolidated its power, winning in the vast majority of jurisdictions, despite a high level of voter abstention.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Dividend Growth Portfolio’s Class I returned 25.80%, compared to a 28.71% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2010. The Fund changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	25.80%	16.99%	15.34%

Fund’s Class P	26.05%	17.22%	15.57%

S&P 500 Index	28.71%	18.47%	16.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

The combined effect of an underweight allocation (relative to the benchmark) and adverse stock selection in the information technology sector was the Fund’s largest relative performance detractor for the reporting period. The information technology sector is our largest allocation, and it was a notable contributor to absolute returns. However, the Fund was underweight relative to the benchmark because many of the top-performing benchmark holdings do not pay dividends and lack the fundamental underpinnings we prize. While we view many names in the sector as cyclical, we believe certain information technology companies are poised for strong secular growth. Our position in Fidelity National Information Services detracted during the reporting period as shares traded lower, driven by concerns of increased competition from fast-growing competitors.

An overweight allocation (relative to the benchmark) to the industrials and business services sector detracted from the Fund’s relative performance. Within the sector we sought to invest in companies with exposure to many different end markets that featured relatively solid business models, durable earnings growth, and high free cash flow yields. Our largest industry weight was in industrial conglomerates. Our position in Honeywell had a negative impact on relative results, as shares posted a decline and lagged sector peers. However, we continue to hold a favorable view of the company.

Stock selection in the financials sector was a contributor to relative performance. Financials remains one of the Fund’s larger absolute sector weights, as we continue to seek to invest in high-quality companies that have strong balance sheets, diversified revenue streams, and leading industry positions. Performance was bolstered by strong returns from Marsh & McLennan, the world’s largest property and casualty insurance broker and a leading consultant. The company has benefited from momentum in the insurance rate cycle, which has pushed premiums higher and contributed to revenue growth.

Stock selection in the health care sector also contributed over the reporting period. Our position in Danaher was a top contributor during the reporting period. Danaher designs, manufactures, and markets professional, medical, industrial, and commercial products and services worldwide. Shares continued their recent run of strength and outpaced sector peers as revenue tailwinds from COVID-19 related demand have proven durable. The health care sector offers compelling, relatively stable growth potential and can perform well in multiple economic scenarios. Our largest industry weight was in life sciences tools and services companies.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Equity Index Portfolio’s Class I returned 28.37%, compared to a 28.71% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	28.37%	18.13%	16.22%

Fund’s Class P	28.63%	18.37%	16.45%

S&P 500 Index	28.71%	18.47%	16.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the benchmark, finished the year with strong positive performance of 28.71% over the reporting period. Top contributors in the benchmark (and subsequently to the Fund’s performance) during the reporting period were the energy sector at 53.29%, the real estate sector at 48.03% and the financials sector at 36.71%. The utilities sector at 19.44%, the consumer staples sector at 19.52% and the industrials sector at 21.67% were among the lowest performers for the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

Focused Growth Portfolio (managed by Janus Capital Management LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Focused Growth Portfolio’s Class I returned 19.79%, compared to a 27.60% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	19.79%	24.99%	20.06%

Fund’s Class P	20.03%	25.25%	20.32%

Russell 1000 Growth Index	27.60%	25.32%	19.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. As part of our investment strategy, we at Janus seek companies that have clear, sustainable competitive advantages that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Stock selection in the communication services, consumer discretionary and industrials sectors detracted from relative performance (as compared to the benchmark) during the reporting period. Stock selection in the materials sector and an underweight allocation in the consumer staples sector contributed to relative results.

Financial services company Mastercard was among the top relative detractors to the Fund’s performance as fears that COVID-19 variants would slow a recovery in travel and business activity hurt the company’s stock. Recent merger and acquisition transactions and innovation within the industry have also called into question Mastercard’s role in the future of payments. We continue to believe these concerns are largely overstated, and that Mastercard’s payments network remains positioned to be a key beneficiary as more transactions migrate from cash and check to credit card and electronic payments.

Another detractor from Fund performance was social media operator Snap, Inc. The company has faced short-term difficulty in measuring advertisers’ conversion rates due to Apple’s iOS privacy changes. However, we continue to see substantial opportunity as the company expands into areas such as augmented reality advertising and e-commerce and enhances its app with features such as Spotlight and Maps. We believe that the company is still early in its development and that as Snap matures, its business model continues to evolve into a core digital advertising platform.

Also detracting from the Fund’s performance was Wix.com, a company that provides a cloud-based website development platform that was originally targeted to consumers and small businesses. The company has since expanded its market opportunity by adding new functionality to appeal to web developers and larger enterprises. Wix gave back some of the stock price gains made earlier in the pandemic as economic reopening caused consumers to shift some of their attention away from screens. However, we remain optimistic about the company’s longer-term potential.

Cloud-based customer engagement platform Twilio was another detractor to Fund performance. The company saw demand for its core products grow swiftly as digital transformation efforts accelerated amid the COVID-19 pandemic. However, recently, the stock has suffered from difficult year-over-year comparisons and lower growth expectations. We think this is shortsighted, as the company continues to build an end-to-end customer-centric ecosystem that we believe has the potential for long-term growth.

Owning a position in CoStar a provider of commercial real estate information, analytics and online marketplaces detracted from the Fund’s performance. During the reporting period, the company withdrew its bid to acquire CoreLogic, a residential property technology company, citing the projected impact of rising interest rates on the mortgage refinancing market. After being a resilient and somewhat countercyclical performer amid the pandemic, CoStar’s valuation compressed as interest rates increased.

Nvidia, a leading producer of graphics processing units (GPUs), contributed to Fund performance as the stock outperformed on multiple quarters of strong results. As large cloud platform providers expand investment in computing-intensive applications such as artificial intelligence and machine learning, demand for Nvidia’s GPUs continues to grow.

Another contributor to the Fund’s performance for the reporting period was semiconductor equipment manufacturer ASML Holding. As long-term secular demand continues to increase in the semiconductor market, leading chipmakers have announced massive capital investment plans. ASML stands to benefit as the primary provider of extreme ultraviolet lithography equipment that is essential in the pursuit of leading-edge semiconductor technology.

Also contributing to the Fund’s performance was Danaher Corp. During the reporting period, the conglomerate company hosted an investor day, which gave the market confidence in management’s integration of several mergers and acquisitions in recent years. The company also completed its acquisition of Aldevron, a manufacturer of DNA, mRNA and proteins for the biotechnology and pharmaceutical industries, during the reporting period.

Medical device maker Dexcom Inc. was also among the top relative contributors during the reporting period. that reported revenue growth that beat consensus estimates. The company added a record number of new patients, driven in large part by its G6 continuous glucose monitor (CGM) for diabetics. We continue to believe the market for CGMs remains underpenetrated and that Dexcom appears well positioned for sales growth and improving margins as this market expands. Expansion into non-intensive type 1 and type 2 diabetes as well as into international markets should help increase the addressable market. Further, significant manufacturing efficiencies should drive down the cost and price of their product, helping both demand and margin expansion.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Growth Portfolio’s Class I returned 23.42%, compared to a 27.60% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	23.42%	24.77%	19.09%

Fund’s Class P	23.67%	25.02%	19.32%

Russell 1000 Growth Index	27.60%	25.32%	19.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection in the consumer, cyclical sector detracted from performance relative to the benchmark. Within this sector, not owning shares of electric vehicle manufacturer Tesla and home improvement retailer Home Depot weakened relative results. In addition, the timing of the Fund’s ownership in shares of video game maker Activision Blizzard while an overweight position in video game maker Electronic Arts further detracted from relative performance.

Stock selection in the technology sector detracted from relative returns. Within this sector, the Fund’s overweight positions in digital payment technology developer PayPal, software services provider Autodesk, software company Adobe Systems and dating products provider Match Group detracted from relative results.

An overweight position in shares of the financial services company MasterCard and holding shares of analytics services provider Clarivate (which is not a benchmark constituent) detracted from relative returns.

Stock selection in the consumer, non-cyclical sector contributed to relative performance. Within this sector, the timing of the benchmark’s ownership in shares of healthcare equipment manufacturer Danaher and an overweight position in life sciences supply company Thermo Fisher Scientific supported relative performance. In addition, holding shares of clinical research organization ICON (which is not a benchmark constituent) benefited relative results.

Stock selection in the industrial sector contributed to relative returns. Within this sector, the Fund’s overweight positions in semiconductor company Lam Research as well as paint and coating manufacturer Sherwin-Williams contributed to relative performance.

The portfolio’s overweight positions in financial management solutions provider Intuit and technology company Alphabet also supported relative returns.

Hedged Equity Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the period ended December 31, 2021?

A. The Hedged Equity Portfolio commenced operations on April 30, 2021. For the period from inception through December 31, 2021, the Fund’s Class I returned 5.37%, compared to a 15.08% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2021 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2021 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the periods ended December 31, 2021
Since Inception (4/30/21)

Fund’s Class I	5.37%

Fund’s Class P	5.51%

S&P 500 Index	15.08%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2021 (the “Fund’s reporting period”), the Fund’s Class I underperformed the benchmark. The Fund strives to provide capital appreciation through participation in a portion of the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

For the Fund’s reporting period, the Fund performed as designed, taking part in a portion of market upside while overall providing a smoother ride for the Fund. This resulted in the Fund participating in less upside than the benchmark in an upward equity market, and importantly less downside than the benchmark during equity market downturns. The Fund continued to be a hallmark conservative equity strategy for those seeking to get invested in the equity market, albeit with staying power. This is particularly resonant today given current elevated equity valuations and recent upticks in volatility.

The overall stock selection within the technology media and financials sectors contributed to performance during the Fund’s reporting period while the pharma/medical technology, basic materials and industrial cyclical sectors detracted from performance.

As to individual stock selections that contributed to the Fund’s performance during the reporting period, in the financial services sector, one of these contributors was our underweight in PayPal Holdings (PYPL). The company’s third quarter 2021 earnings report met expectations. However, the market reacted negatively to an unexpected decline in non-eBay transaction revenue as well as management’s guidance of revenue growth, which was meaningfully below consensus. The company called out lower than expected back-to-school, online travel, and cross border spend as main drivers of non-eBay transaction revenue declined. Within semiconductors, an underweight position in Intel (INTC) contributed to performance. Despite INTC looking cheap, we see continued risk outweighing opportunity due to both a shift to lower end personal computers impacting revenues, as well as market share loss to Advanced Micro Devices (AMD). Within the technology sector, our underweight position in Adobe (ADBE) contributed to performance. Concerns about the business maturing and entering a period of slowing growth, as well as a challenging valuation, have been drags on the stock. Additionally, a lack of transparency on their Digital Marketing business further supported our negative view in the stock.

As to individual stock selections that detracted from performance during the Fund’s reporting period, within the pharma/medical technology sector, our overweight position in Zimmer Holdings (ZBH) was challenged due to pressures on the healthcare system, coupled with staffing shortages and patients pushing out elective procedures. Also within the pharma/medical technology sector, the Fund’s underweight in Pfizer (PFE) detracted from performance. PFE’s stock price was volatile given news of the emergence of the Omicron COVID-19 variant. However, the boost in defensive stocks at the end of the Fund’s reporting period helped put PFE in positive territory. Despite their oral antiviral drug, Paxlovid’s standard risk trial not being up to mark, general consensus trends towards the positive. The company has finally started using its cash, with what investors once considered a lack of effort from the company’s side, and welcomed the Arena Pharmaceutical acquisition during the fourth quarter of 2021. In addition within the pharma/medical technology sector, our overweight position in Medtronic (MDT) detracted from performance. Their long term sales in the diabetes business were put in jeopardy by a warning letter from the Food & Drug Administration (FDA) potentially hurting their approval timelines. Unexpected negative news about their renal denervation trial also hurt investor trust in management, further derailing the stock. Considering this disappointing development, we trimmed our exposure in MDT and closely monitored the name by the end of the Fund’s reporting period.

We use options purely for risk mitigation purposes in the portfolio. By forgoing a portion of the market upside, we are able to provide our clients with an explicit downside hedge each and every quarter. In addition, we use futures in the portfolio for cash management.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Large-Cap Growth Portfolio’s Class I returned 20.27%, compared to a 27.60% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	20.27%	24.57%	18.88%

Fund’s Class P	20.51%	24.82%	19.12%

Russell 1000 Growth Index	27.60%	25.32%	19.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the BlackRock portfolio management team, seek to provide long-term growth of capital. We implement the Fund’s investment strategy by identifying and investing in companies for which the magnitude and/or duration of their future growth prospects are underappreciated by the market. In particular, we seek large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

During the reporting period, stock selection in the consumer discretionary, communication services, and information technology sectors detracted from the Fund’s performance (relative to the benchmark), while stock selection in the health care sector and the financials sector, as well as positioning in the consumer staples sector, contributed to relative returns.

At the sector level, consumer discretionary was the largest detractor from the Fund’s relative performance during the reporting period, driven by stock selection in internet & direct marketing retail and an underweight to automobiles. Specifically, an off-benchmark position in e-commerce company MercadoLibre, and underweight position in automobile company Tesla, detracted from relative returns. Another detractor was the communication services sector, where security selection in the interactive media & services industry detracted from the Fund’s relative results. Notably, an off-benchmark position in Tencent Holdings weighed on performance as the company suffered from uncertainty involving the duration and type of Chinese government regulations. Additionally, an overweight position in Sea Ltd, within the entertainment sub-sector, underperformed as shares of expensive technology companies have faced pressure. Lastly, stock selection in the information technology sector weighed on results led by an overweight to Information Technology (IT) services and specifically an overweight to Wix.com as shares underperformed recently due to slowing growth due to the pandemic.

The largest contributor to the Fund’s relative performance was the health care sector, including avoiding certain biotechnology benchmark holdings as well as stock selection within the life sciences tools & services sub-sector during the reporting period. In particular, an overweight position in the conglomerate Danaher Corporation and an off-benchmark position in chemical company Lonza Group were key contributors to relative performance during the reporting period. Both these companies have high growth opportunities and benefit from COVID-related investments. Additionally, an off-benchmark position in manufacturer Boston Scientific Corporation, within the health care equipment & supplies industry, proved advantageous as the company continues to outperform and is a market leader among its larger cap medical device peers, driven by a strong pipeline of new product launches. An underweight positioning in consumer staples contributed to relative results, as defensive staples underperformed during the reporting period. Lastly, within the financials sector, selection in the capital markets industry contributed to relative performance. An overweight position in S&P Global contributed to performance as the company has limited competition and continues to take advantage of attractive opportunities.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Large-Cap Value Portfolio’s Class I returned 26.12%, compared to a 25.16% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective December 5, 2012, ClearBridge Investments, LLC changed its name from ClearBridge Advisors, LLC.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	26.12%	12.12%	12.78%

Fund’s Class P	26.37%	12.34%	13.01%

Russell 1000 Value Index	25.16%	11.16%	12.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. We have been consistent in our disciplined investment approach, which focuses on competitively well-positioned companies that we believe have strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall security selection contributed to the Fund’s performance during the reporting period. Specifically, stock selection within the information technology (IT), industrials and consumer discretionary sectors positively impacted the Fund’s relative performance. An overweight (relative to the benchmark) in the financials sector and underweight to the consumer staples sector also contributed to the Fund’s relative performance. On an individual holding basis, the leading contributors to relative Fund performance for the reporting period included positions in Bank of America and American Express in the financials sector, TE Connectivity and Motorola Solutions in the IT sector, and ConocoPhillips in the energy sector.

Relative to the benchmark, the Fund’s security selection in the utilities sector detracted from performance during the reporting period. The Fund’s overweights to the communication services and IT sectors and underweight to the real estate sector also detracted from relative returns during the reporting period. In terms of individual holdings, the leading detractors from relative Fund performance included positions in Berkshire Hathaway in the financials sector, T-Mobile and Charter Communications in the communication services sector, Novartis in the health care sector and Keurig Dr Pepper in the consumer staples sector.

During the reporting period, we established new positions in Booking and TJX in the consumer discretionary sector, Cisco Systems, NXP Semiconductors and Visa in the IT sector. We closed positions in AmerisourceBergen, Novartis and Organon in the health care sector, Keurig Dr Pepper and Reynolds Consumer Products in the consumer staples sector, Lam Research in the IT sector and Suncor Energy in the energy sector.

Main Street Core Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Main Street Core Portfolio’s Class I returned 27.76%, compared to a 28.71% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	27.76%	15.75%	15.16%

Fund’s Class P	28.02%	15.98%	15.39%

S&P 500 Index	28.71%	18.47%	16.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Invesco Main Street team, strive to keep the Fund in an all-weather orientation. With a goal of seeking long-term growth of capital and income in mind, we focus on companies with economic advantages and skilled management teams positions us well during most market environments. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance. The Fund principally invests in common stocks of U.S. companies with large market capitalizations.

The biggest detractors to relative performance included stock selection in the communication services, energy, and consumer staples sectors. Key individual detractors to relative performance during the reporting period included Fiserv, Amazon, and Verizon. Alphabet (communication services) was the largest individual relative detractor as a result of the Fund not initiating a position in the company until the fourth quarter of the reporting period, as the company experienced significant gains while also being one the largest positions in the benchmark during the reporting period.

Fiserv, a financial technology company that provides payments services, was under pressure due to a more difficult competitive environment for the company’s merchant acquiring business. Additionally, there have been concerns that non-traditional banks will negatively impact the traditional money center banks and by extension Fiserv as a technology provider.

Amazon traded mostly flat during the reporting period but was a key relative detractor in the context of significant gains for the benchmark. Amazon’s modest positive total return during the reporting period came after experiencing significant gains in 2020 as a stay-at-home beneficiary which led to tougher comparisons in 2021.

Verizon underperformed along with the telecommunications group in general as those names tend to be more defensive and value-oriented while the benchmark experienced strong gains led by the growth sub-segment of the market. Additionally, the company dealt with COVID-19 related retail store restrictions that limited the pool of potential switching subscribers and AT&T used aggressive pricing to defend its subscriber base.

The biggest contributors to relative performance included stock selection in the health care, real estate, and information technology sectors. Key individual contributors to relative performance included Applied Materials, Capital One, and Prologis.

Applied Materials, and semiconductor equipment companies in general, benefitted from strong secular demand for semiconductors which has supported positive earnings estimate revisions.

Capital One, along with financials as a group, outperformed as the U.S. continued its path to reopening from the COVID-19 pandemic. Additionally, the company benefited from a pick-up in travel, hotel bookings, and dining which helped drive credit card growth. Further, consumers continued to benefit from the aggressive stimulus and forbearance programs that helped limit delinquencies and charge-offs.

Prologis, an industrial real estate invest trust (REIT), continued to post strong tenant demand and same-property rent growth, driven by its customers’ need to expand and strengthen supply chains to support the growth of e-commerce.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Mid-Cap Equity Portfolio’s Class I returned 16.40%, compared to a 22.58% return for its benchmark, the Russell Midcap Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the Fund on January 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	16.40%	15.01%	13.94%

Fund’s Class P	16.63%	15.24%	14.17%

Russell Midcap Index	22.58%	15.10%	14.91%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Scout manage the Fund’s strategy, which is focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that we believe could benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy invests in mid-cap stocks with emphasis on stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top down (macroeconomic or political changes) or bottom up (company-specific) catalysts to unlock that value, while avoiding those stocks that the strategy perceives to be exposed to unnecessary risk factors.

The Fund posted a strong absolute return for shareholders but lagged the benchmark in the reporting period. Both stock selection and sector allocation detracted from the Fund’s relative performance as compared to the benchmark. We are continuing to run the same investment process that focuses on better balance sheets and cash generating businesses.

Stock selection detracted from the Fund’s relative performance in nine out of eleven sectors during the reporting period. Stock selection in the utilities and energy sectors outperformed.

Sector allocation overall detracted from the Fund’s relative performance during the reporting period with an underweight (relative to the benchmark) in the information technology sector and overweight to the energy sector being the largest detractors, excluding the effect of cash, which was also a detractor to relative performance as the equity markets generally were positive during the reporting period. Sector allocation specifically was negative for seven out of eleven sectors, with consumer discretionary, communication services, financials and utilities sectors positioning having a positive effect on relative performance. Negative sector allocation effect was generated from the information technology, energy, industrials, real estate, materials, consumer staples and health care sectors.

The top stock detractor for the reporting period was C3.ai Inc., a software services provider that offers a machine learning platform and pre-built machine learning models that help their customers utilize their data more effectively, underperformed during the reporting period as revenue growth was slower than expected. Also detracting from relative performance was DocuSign Inc., an e-signature and document lifecycle management software service provider, which communicated a lower than expected sales outlook late in the reporting period due to less work-from-anywhere demand for e-signature software. Pinterest Inc., a social media company, initially attracted significant user growth as people spent more time at home during the COVID-19 pandemic. However, as the economy reopened, monthly active users declined, which pressured the stock price lower.

At the individual security level, Stag Industrial, Inc. was the top contributor. Stag Industrial, a warehouse Real Estate Investment Trust, outperformed as old contracts rolled off and replaced with repriced higher contracts amidst strong demand for added supply chain capacity across a variety of tenants. Apartment complex owner and operator, Mid-America Apartment Communities Inc., was the second largest overall security-level contributor, as low interest rates and higher rental rates pushed up the value of its assets. Pharmaceutical company Horizon Therapeutics Plc exceeded sales expectations following a late 2020 supply disruption in its major product for thyroid eye disease, Tepezza. Horizon also acquired new assets in the rare autoimmune disease area that bolstered its pipeline.

Mid-Cap Growth Portfolio (managed by Delaware Investments Fund Advisers)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Mid-Cap Growth Portfolio’s Class I returned 16.67%, compared to a 12.73% return for its benchmark, the Russell Midcap Growth Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Delaware Investments Fund Advisers began managing the Fund on April 30, 2021, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	16.67%	25.37%	17.02%

Fund’s Class P	16.90%	25.62%	17.25%

Russell Midcap Growth Index	12.73%	19.83%	16.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. In selecting investments, we at Delaware Investments Fund Advisers (formerly, Ivy Investment Management Company) maintain the Fund’s strategy by primarily emphasizing a bottom-up approach with a focus on companies with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

Aside from communications services and materials sectors, all sectors within the Fund posted positive returns during the reporting period. The benchmark posted positive returns in all sectors except for communication services and consumer staples during the reporting period. Sector overweight and underweight allocations compared to the benchmark contributed to the Fund’s relative performance while stock selection, as is expected from our bottom-up stock selection strategy, was the primary driver of overall Fund performance as compared to its benchmark.

The strongest contribution to relative performance where the Fund had exposure was in the health care sector, followed by the industrials, consumer discretionary, consumer staples, communication services, and information technology sectors. The Fund’s underexposure to the utilities sector contributed to relative performance, as did the limited cash position.

The information technology sector remained the largest allocation within the Fund for the reporting period, while the health care sector, a relative underweight to the benchmark, added the most to relative performance during the reporting period.

The Fund’s exposure to the materials sector was a detractor to performance for the reporting period. Other detractors to performance were the Fund’s underexposure to both the energy and real estate sectors. Equity options detracted from performance by way of exposure throughout the reporting period to portfolio insurance in lieu of raising excess cash. While there was continued uncertainty throughout the reporting period due to macro disruptions, the market largely shrugged off seemingly stretched expected future return levels and thus, the portfolio insurance was not needed.

The top five individual holdings that were relative contributors in the Fund for the reporting period were Arista Networks Inc. (information technology), Marvell Technology Inc. (information technology), SVB Financial Group (financials), Middleby Corp. (industrials), and Dexcom, Inc. (health care).

The bottom five individual holdings that were relative detractors in the Fund for the reporting period were MarketAxess Holdings Inc. (financials sector), CoStar Group, Inc. (real estate sector), DocuSign, Inc. (information technology sector), Electronic Arts Inc. (communication services sector), and Universal Display Corp (information technology sector).

Mid-Cap Value Portfolio (managed by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Mid-Cap Value Portfolio’s Class I returned 27.03%, compared to a 28.34% return for its benchmark, the Russell Midcap Value Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners Global Investors, Inc. began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	27.03%	11.37%	12.38%

Fund’s Class P	27.29%	11.60%	12.60%

Russell Midcap Value Index	28.34%	11.22%	13.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the management team at Boston Partners, invest primarily in common stocks of U.S. companies that we identify as having value characteristics. In selecting investments for the Fund, we examine various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. We also select securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, stock selection within the financials, materials, industrials, and information technology sectors detracted from the Fund’s relative returns. In the financials sector, the Fund’s holdings in property and casualty insurance companies Alleghany and RenaissanceRe detracted from performance, impacted by a combination of higher COVID-19 claims, weak investment income and pricing lagging expectations. In the materials sector, agricultural chemical company FMC announced disappointing earnings due to droughts in South America and increased raw material costs. Within the industrials sector, space technology company, Maxar, announced earnings above consensus estimates and record profitability in the second quarter of the reporting period. However, that announcement was overshadowed by the delayed launch of the Worldview Legion satellite, causing the stock to decline. Within Information Technology, semiconductor manufacturer Qorvo detracted as the company reduced guidance due to transitory supply constraints. We believe business will reaccelerate in 2022 and we added to our position by the end of the reporting period. Communications equipment firm CommScope underperformed as the company reduced guidance due to raw material inflation and supply chain/logistics constraints.

Sector allocation contributed to positive performance during the reporting period led by the Fund’s overweight (relative to the benchmark) to the energy and financials sectors and underweight in the communication services and utilities sectors. The Fund’s underweight to the real estate sector offset this advantage, as it detracted from relative performance during the year. Stock selection in the health care and real estate sectors contributed to relative returns. In the health care sector, hospital company HCA increased earnings guidance as hospital admissions and acuity rebounded post pandemic. Contract research organization ICON and life sciences tools company Avantor also contributed meaningfully to returns as business trends remained strong in the health care research and development fields. In the real estate sector, owning a variety of Real Estate Investment Trusts (REITs) that are leveraged to the recovery including Regency Centers, Equity Residential and Essex added value as leases were being renewed at rates better than anticipated.

We increased the Fund’s exposure to the energy sector and reduced exposure to the industrials sectors during the reporting period. We have been adding to our Energy positions throughout the reporting period as oil prices have stabilized and we are expecting the supply imbalance to be worked off rather quickly when global economies reopen. We added refiner HollyFrontier, whose margins we expect to improve as demand rebounds. We added exploration and production company Diamondback Energy, which recently added to its prime acreage in the Permian Basin with the acquisition of QEP Resources. The company has the potential to exceed cash flow estimates with improving oil prices, acquisition synergies, and low-cost production. We also added Devon Energy who is a U.S. shale producer that made a timely acquisition of WPX Energy when commodity prices were lower. The company is focused on capital discipline and returning cash to shareholders. Within the industrials sector, we sold our positions in truck manufacturer Paccar and construction and engineering company MasTec, as both companies exceeded our price targets. We sold Southwest Airlines as we feel the Omicron variant of COVID-19 will delay the rebound in airline travel in the near future. We also sold Allison Transmission due to component supply chain shortages impacting current sales and cash flow.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Small-Cap Equity Portfolio’s Class I returned 26.46%, compared to a 28.27% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC began co-managing the Fund on May 1, 2010, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	26.46%	9.37%	11.62%

Fund’s Class P	26.71%	9.58%	11.84%

Russell 2000 Value Index	28.27%	9.07%	12.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

For the reporting period, the BlackRock managed portion of the Fund’s Class I underperformed the benchmark. In seeking long-term growth of capital for the Fund, we at BlackRock maintain our portion of the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Small-capitalization value U.S. equities, as represented by the benchmark, finished the year with strong positive performance of 28.27% over the reporting period. Top contributors for the benchmark, which were also contributors to our portion of the Fund’s performance for the reporting period, were the energy sector at 69.12%, the communication services sector at 38.31% and the consumer discretionary sector at 38.11%. Detractors from performance for our portion of the Fund for the reporting period were the health care sector at 4.22%, the utilities sector at 16.59%, and the consumer staples at 23.56%.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

Franklin

For the reporting period, the Franklin managed portion of the Fund’s Class I underperformed the benchmark. In seeking long-term growth of capital for the Fund, we at Franklin seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying worth and have the potential for capital appreciation. We target investments in historically successful companies, with understandable business models, good corporate governance and low debt, that we view as temporarily trading at depressed levels relative to future earnings power over the long-term. We believe this active management investment approach constitutes our competitive advantage and can offer both meaningful upside potential and a degree of downside protection in periods of financial market turbulence. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Our portion of the Fund’s best-performing stocks on a relative return basis were Crescent Point Energy, Meggitt and Willscot Mobile Mini.

Crescent Point Energy, a Canada-based exploration and production company, contributed to our portion of the Fund’s relative performance. Multiple factors contributed to the strong performance of the company, including a surprise dividend boost, a share buyback announcement, a reduction in debt, a positive free cash flow outlook and an increase in oil prices.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Meggitt, a United Kingdom based producer of commercial and military aerospace parts, contributed to our portion of the Fund’s relative results during the reporting period. The stock rose sharply following an announcement that U.S. based Parker-Hannifin, had offered to acquire the company. TransDigm withdrew its bid for Meggitt in September of 2021.

Willscot Mobile Mini (WSC), a provider of modular rental offices and portable storage containers, outperformed during the reporting period following the successful integration of the Mobile Mini acquisition and continuation of favorable rental rate increases for both products. In addition, the company held an investor day in November of 2021 and unveiled longer-term financial targets that were higher than investors anticipated.

In contrast, security selection in the consumer discretionary and financials sectors, as well as stock selection and an underweight in the energy sector, detracted from relative results for our portion of the Fund. Detractors included Timken, Horace Mann Educators and Dufry.

The Timken Company, a global manufacturer of bearings and power transmission products, detracted from relative returns. During the reporting period, the company’s earnings came under pressure from significant price and cost headwinds. Management struck a positive tone with regards to demand, citing strength from every end market and geographic region. The one end-market exception was auto due to the semiconductor shortage, but we began to see a recovery at the end of the reporting period.

Horace Mann Educators, a multi-line insurer focused on the educator market, detracted from relative returns as COVID-19 continued to adversely impact the company’s new policy sales. Although lower claim frequency in its supplemental segment benefited Horace Mann’s 2021 profitability, personal lines and supplemental policy sales were pressured as leads are often generated through in-person meetings. Sales activity was on a positive trajectory in these segments, although this remains dependent on schools remaining open with improving access for agents.

Dufry, a global travel retail operator, curbed relative results as the emergence of the Delta COVID-19 variant in the summer of 2021 and Omicron variant at the end of the reporting period continued to limit international travel and put temporary pressure on financial results. While government travel restrictions remain the primary driver of near-term performance, longer-term, we believe sales will improve as continued progress on vaccinations should result in easing travel restrictions over time.

Among the new positions initiated during the reporting period were auto parts manufacturer Adient, IT services firm Alliance Data Systems, chemical company Ashland Global, equipment rental company Herc Holdings, machinery firm Flowserve, vacation timeshare company Hilton Grand Vacations, audio processing equipment company Knowles, software provider Software AG, and construction materials company Summit Materials. During the reporting period, we exited positions in retailers Bed Bath and Beyond and Boot Barn, diversified industrial company Hillenbrand, regional bank Lakeland Financial, defense company Meggitt, machinery firm Oshkosh, RV manufacturer Thor Industries and water systems company Zurn Water Solutions.

Small-Cap Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Small-Cap Growth Portfolio’s Class I returned 1.69%, compared to a 2.83% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2020 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.69%	23.46%	14.55%

Fund’s Class P	1.89%	23.70%	14.77%

Russell 2000 Growth Index	2.83%	14.53%	14.14%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. In seeking the Fund’s investment goal of capital appreciation, we at MFS invest the Fund’s assets in small-capitalization equity securities that we believe have above average earnings growth potential compared to other companies (growth companies). We use an active bottom-up investment approach to buying and selling investments for the Fund.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the consumer, cyclical sector detracted from performance relative to the benchmark, led by holding shares of online used car sales website Vroom (security is not a benchmark constituent).

Stock selection in the technology sector detracted from relative performance. Within this sector, the timing of the Fund’s ownership in shares of manufacturer of ground-mounting systems for solar energy projects Array Technologies (security was not held in the Fund at reporting period end) and holding shares of communications and notification software provider Everbridge (not a benchmark constituent) and biopharmaceutical company Vertex Pharmaceuticals (not a benchmark constituent and not held in the Fund at reporting period end), detracted from relative performance. In addition, an overweight position in cloud-based virtual banking solutions provider Q2 Holdings detracted from relative returns.

Holding shares of the following securities which are not contained in the benchmark detracted from the Fund’s relative returns during the reporting period: online behavioral healthcare company Talkspace, digital insurance platform Metromile (security was not held in the Fund at reporting period end) and milk company Oatly Group. Additionally, the timing of the Fund’s ownership in shares of digital financial services company Remitly Global and an overweight position in medical products company Acutus Medical (security was not held in the Fund at reporting period end) detracted from relative results.

Stock selection and an underweight position in the consumer, non-cyclical sector contributed to relative performance during the reporting period. Within this sector, holding shares of the following securities which are not contained in the benchmark contributed to the Fund’s relative returns during the reporting period: digital outsourcing services provider TaskUs, clinical research organization ICON and outsourced clinical development services provider PRA Health Sciences (security not held in the Fund at reporting period end). In addition, an overweight position in internet-based mailing and shipping solutions company Stamps.com (security was not held in Fund at reporting period end) further aided relative returns.

Stock selection in the industrial sector also contributed to relative performance. Within this sector, holding shares of power generation equipment manufacturer Generac Holdings (security is not a benchmark constituent and was not held in the Fund at reporting period end) and an overweight position in provider of logistics solutions to the life science industry CryoPort contributed to relative results.

Stocks in other sectors that contributed to relative returns included holding shares of global payments solutions provider Nuvei (not a benchmark constituent) and technology services provider Endava (not a benchmark constituent) as well as the timing of the Fund’s ownership in shares of real estate investment trust Stag Industrial. Additionally, an overweight position in operations management and analytics company ExlService contributed to the Fund’s relative performance during the reporting period.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Small-Cap Index Portfolio’s Class I returned 14.24%, compared to a 14.82% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	14.24%	11.38%	12.67%

Fund’s Class P	14.47%	11.60%	12.89%

Russell 2000 Index	14.82%	12.02%	13.23%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark of small-capitalization companies as represented by the Russell 2000 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

U.S. small capitalization equities, as represented by the benchmark finished the year with strong positive performance of 14.82% over the reporting period. Top contributors in the benchmark (and subsequently to the Fund’s performance) during the reporting period were the energy sector at 69.49%, the real estate sector at 29.41% and the financials sector at 28.57%. The health care sector at -17.40%, the communication services sector at 14.58% and the utilities sector at 15.57% were among the lowest performers for the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Small-Cap Value Portfolio’s Class I returned 35.61%, compared to a 28.27 % return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	35.61%	9.36%	11.67%

Fund’s Class P	35.88%	9.57%	11.89%

Russell 2000 Value Index	28.27%	9.07%	12.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. We believe small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

Relative to the benchmark, overall security selection contributed to the Fund’s performance during the reporting period. Specifically, security selection in industrials and consumer discretionary contributed to the Fund’s relative performance. An overall sector allocation and an underweight to healthcare also contributed to the Fund’s performance.

Relative to the benchmark, selection in energy and consumer staples detracted from the Fund’s performance. An underweight to real estate also detracted from the Fund’s performance.

Contributors to the Fund’s performance during the reporting period included Houghton Mifflin Harcourt (HMH). Textbook and education technology company HMH rose after agreeing to sell its HMH Books & Media trade publishing business for $349 million. Equipment rental company Herc Holdings also contributed the Fund’s performance after management outlined strategic initiatives, a capital allocation plan and introduced forecasts with strong revenue and cash flow growth over the next three years.

Detractors from Fund’s performance included not owning GameStop. The Fund does not hold any shares in electronics retail company GameStop, and this lack of exposure detracted over the reporting period as the stock was driven up by speculative fervor. Regis also detracted from the Fund’s performance as the hair salons operator suffered from labor shortages that kept it from fully staffing currently open locations and reopening some closed stores.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Value Portfolio (managed by American Century Investment Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Value Portfolio’s Class I returned 21.64%, compared to a 25.16% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	American Century Investment Management, Inc., began managing the Fund on November 2, 2020. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	21.64%	7.82%	10.93%

Fund’s Class P	21.89%	8.03%	11.15%

Russell 1000 Value Index	25.16%	11.16%	12.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at American Century Investments manage the Fund’s goal of seeking long-term growth of capital through a strategy of investing in large-cap U.S. companies that we believe are selling at a discount to their fair value. Our process focuses on higher-quality companies with superior risk/reward potential. We believe investing in these businesses should result in returns with lower volatility over time. Our bottom-up research determines a downside and fair value potential for each security. By focusing on higher-quality companies and understanding their values, we believe we can take advantage of pricing opportunities and avoid value traps. This also offers the potential for downside protection.

Several of the Fund’s positions in the health care sector detracted from the Fund’s performance during the reporting period, including medical device companies Medtronic and Zimmer Biomet Holdings. Both stocks were pressured by concerns about continued delays in elective procedures due to the ongoing pandemic. Merck & Co., a large pharmaceutical company, was another notable detractor. Its shares lagged the market as investors became concerned about possible drug pricing reform. Merck also halted work on two potential vaccines. We view these issues as transitory.

Many of our consumer staples holdings, coupled with the Fund’s overweight in this sector relative to the benchmark, detracted from the Fund’s performance. Unilever, a consumer goods company, was a key detractor. The stock underperformed due to Unilever reporting profits that were impacted by rising production costs. We believe the stock’s valuation remains compelling, and ultimately, we think the company should be able to maintain profitability at healthy levels. In addition, we are attracted to the company’s geographic end markets, as nearly two-thirds of its sales are derived from developing markets. Several other consumer staples holdings lagged because they were not direct beneficiaries of economic reopening.

Notable detractors from other areas of the Fund included Verizon Communications, a telecommunications conglomerate, and Pinnacle West Capital, an Arizona-based utility. Verizon’s stock was pressured by investors’ increasing concerns regarding more competition in the wireless space from AT&T and T-Mobile US. Pinnacle West underperformed due to regulatory overhangs surrounding a pending general rate case in Arizona.

On the other hand, security selection in the information technology sector contributed to the Fund’s performance. The Fund’s lack of exposure to several of the benchmark components within the IT services industry was also beneficial. In the software industry, our position in Oracle contributed to the Fund’s performance after the company reported earnings that showed momentum in cloud revenue and continued growth in enterprise resource planning. In addition, Oracle increased its investment in cloud infrastructure. Another key contributor within the information technology sector was Cisco Systems. Its shares contributed to the Fund’s performance due to strong demand for security and networking products. Hybrid work environments, 5G-related upgrades, pent-up demand and competitive wins drove an increase in orders.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Other top contributors included ConocoPhillips and The Bank of New York Mellon. ConocoPhillips, an exploration and production company, outperformed after the company announced an acquisition that the market viewed as attractively priced. In addition, higher commodity prices raised the free cash flow and return on invested capital generation potential of the business. The Bank of New York Mellon outperformed after it announced solid quarterly earnings and better-than-expected guidance. Improved fee income was beneficial and offset lower interest rates that reduced the bank’s net interest income. Also, the bank announced a 10% dividend increase and a $6 billion U.S. dollar share repurchase authorization, which exceeded expectations.

The Fund buys forward foreign currency contracts for hedging purposes to offset the inherent currency risks of holding foreign securities. This did not have a material effect on performance during the reporting period.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Value Advantage Portfolio’s Class I returned 28.52%, compared to a 25.37% return for its benchmark, the Russell 3000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	28.52%	10.52%	10.84%

Fund’s Class P	28.78%	10.75%	11.06%

Russell 3000 Value Index	25.37%	11.00%	11.21%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The cornerstone of JPMorgan’s investment philosophy for the Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long-term, outperform stock market averages. We at JPMorgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that we believe do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing the Fund based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

2021 was an exceptional year for the U.S. value equity market, with the benchmark returning more than 25%. Despite the strong overall number, market volatility persisted as COVID-19 surges, mixed economic data, and supply chain issues remained in the headlines during the reporting period. This created an attractive backdrop for the Fund, as our ability to be flexible helped us navigate the environment and find strong opportunities for the Fund resulting in outperforming the benchmark. In terms of Fund impact, the financials sector was our top contributor to relative performance while the healthcare sector was the top detractor during the reporting period.

The financials sector accounted for over one-third of the Fund’s outperformance, thanks to a combination of strong stock selection and a sizeable overweight in the sector (relative to the benchmark). On a stock specific basis, the Fund’s top contributor overall was an overweight in investment banking and financial services holding company Bank of America after the company bested consensus expectations throughout the reporting period behind its strength in fees from cards, trading, brokerage, and investment banking strategies. The company also benefitted from enhanced investor sentiment, given excellent credit fundamentals, an improving capital return environment, and an attractive economic backdrop. While we took profits on the stock during the reporting period, the company remains the Fund’s largest holding as we believe it has savvy management, a formidable balance sheet, and a more favorable environment for capital return as government restrictions continue to ease.

By comparison, stock selection and an underweight to the health care sector was a detractor from relative performance during the reporting period. Particularly, our position in pharmaceutical company Bristol Myers-Squibb lagged during the reporting period due to political rhetoric and

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

increased investor concern about the company’s ability to grow through patent expiries over the next several years. However, we remain confident that the company has many products in development that should offset these pressures, particularly those that came over from the company’s acquisition of Celgene in 2019. Our conviction in Bristol Myers-Squibb remains, as we believe it is attractively valued with a sturdy dividend yield fortified by a strong free cash flow generation.

Emerging Markets Portfolio (managed by Invesco Advisers, Inc)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Emerging Markets Portfolio’s Class I returned -8.28%, compared to a -2.54% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(8.28%)	9.86%	6.28%

Fund’s Class P	(8.10%)	10.08%	6.49%

MSCI Emerging Markets Index	(2.54%)	9.87%	5.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Invesco Emerging Markets Equity team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. We have exposure to sectors and industries that we believe should benefit from the growth of emerging markets, where we see dynamic change and real value being extracted.

The largest detractor from relative performance was stock selection in the financials sector. Stock selection in communication services detracted from performance, as did stock selection and an underweight in the materials sector. The largest contributors to relative performance were stock selection in the consumer discretionary, consumer staples, and energy sectors. From a country perspective, stock selection in China was the largest detractor. An underweight allocation to Taiwanese equities and stock selection in India also detracted from Fund performance.

Switzerland and France were the largest contributors to performance due to overweight allocations. An underweight allocation and stock selection in South Korea also contributed.

The largest detractors for the reporting period were Pinduoduo, New Oriental Education (EDU), and Tencent.

Pinduoduo operates an interactive e-commerce platform in China, originally created with the goal of linking agricultural producers to consumers. The company continues to be impacted by an ongoing slowdown in consumer spending attributed to continued COVID-19 outbreaks. The Chinese technology sector remains under pressure as investors assess the changing regulatory landscape.

New Oriental Education (EDU) operates in China’s vast after school tutoring (AST) market. EDU’s roots were in English tutoring and testing and became the nation’s largest private tutoring provider. As incomes in China rapidly increased so did the needs of the tutoring market with demand far exceeding supply in the K-12 market. As a result, EDU shifted its focus to this segment where they now derive the majority of their revenues. The Chinese government announced broad regulatory changes, which required the AST companies to convert to non-profit businesses. This news was more extreme than anticipated resulting in shockwaves across China’s vast private education sector.

Tencent, a long-term holding of the Fund, is a Chinese internet company with roots spread throughout China’s technology infrastructure. Tencent’s management team announced that they will be investing in three core pillars – software, games, and short-video. Due to ongoing geopolitical tensions with the United States, domestic businesses are increasingly looking for software that is developed and housed on domestic data centers. The Chinese technology sector remains under pressure as authorities continue to evaluate threats to personal data and aim to root out monopolistic practices.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The top absolute contributors to Fund performance during the reporting period were Taiwan Semiconductor Manufacturing Co. (TSMC), Novatek, and Richemont.

Taiwan Semiconductor Manufacturing Co. (TSMC) is the world’s preeminent semiconductor foundry. For the past 30 years, TSMC has made inhouse design and innovation a priority while placing a large emphasis on client service and trust, allowing them to capture a large majority of the overall market share. Chip demand should continue to increase as new product launches in the CPU (central processing units) segment are launched, and the consumer becomes further entrenched in the IoT (internet of things) lifestyle, all supporting TSMC’s future trajectory. We believe that TSMC is firmly positioned as the key enabler of the new computing revolution in the semiconductor industry, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation.

Novatek is a Russian energy company that has always stood at the forefront of technological and business innovation, finding creative ways to add value to its constantly expanding natural gas and stable gas condensate resource base. Novatek continues to secure financing and agreements for future projects along with substantial amount of available liquidity that can be deployed. Overall, we believe that Novatek should prove resilient over the next decade as their portfolio of projects reach full utilization and they continue to explore relevant opportunities in a shifting global landscape concerned with cleaner energy sources.

Richemont is a Swiss luxury goods company with a diversified portfolio of premium brands spanning women and men’s wear, jewelry- including the prestigious Cartier brand, and watches among other items. Further, the digitally native Chinese consumer will have access to Richemont’s brands via Yoox-Net-a-Porter (YNAP), a luxury ecommerce platform Richemont has invested heavily in. Currently, the profitable, asset light online retailer Farfetch is in advanced talks to purchase a stake in YNAP, which we consider to be welcome news as YNAP has yet to turn a profit.

International Growth Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the period ended December 31, 2021?

A. The International Growth Portfolio commenced operations on October 29, 2021. For the period from inception through December 31, 2021, the Fund’s Class I returned -0.85% compared to a 0.23% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 29, 2021 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on October 29, 2021 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects .reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the periods ended December 31, 2021
Since Inception (10/29/21)

Fund’s Class I	(0.85%)

Fund’s Class P	(0.81%)

MSCI EAFE Index	0.23%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2021 (the “Fund’s reporting period”), the Fund’s Class I underperformed the benchmark. We, the ClearBridge international growth team, seek out attractively valued stocks across all market capitalizations to construct a diversified portfolio of growth companies in developed and emerging markets outside the US. We target growth companies across three categories – secular, structural and emerging – that give us the most opportunities to participate in the returns available through all market conditions while paying close attention to risk. Secular growth companies are issuers that have established businesses and leading market share in their respective industry with the balance sheets and pricing power to deliver consistent growth. Our structural growth segment allows us to own undervalued cyclicals and companies that have earnings that are temporarily depressed but that we believe should see a step change in forward earnings. Emerging growth companies are what many investors think of as growth companies with above average revenue growth and innovative business models that may be earlier in their growth lifecycle and investing heavily to fund future growth.

Relative to the benchmark, overall security selection detracted from the Fund’s performance during the Fund’s reporting period. Specifically, stock selection within the information technology (IT), industrials, communication services, consumer discretionary, financials and utilities sectors detracted from the Fund’s relative performance. An overweight in the energy sector also detracted from the Fund’s relative performance. On an individual holding basis, the leading detractors from relative Fund performance for the Fund’s reporting period included positions in Elastic (Netherlands), Atlassian (Australia) and StoneCo (Brazil) in the IT sector, Shiseido (Japan) in the consumer staples sector and Recruit Holdings (Japan) in the industrials sector.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Relative to the benchmark, the Fund’s security selection in the health care and materials sectors contributed to performance during the Fund’s reporting period. The Fund’s underweights to the communication services sector also had a positive impact on relative returns. In terms of individual holdings, the leading contributors to relative Fund performance included positions in TE Connectivity (Switzerland) in the IT sector, Linde (United Kingdom) in the materials sector, Icon (Ireland) and Argenx (Netherlands) in the health care sector and CRH (Ireland) in the industrials sector.

During the Fund’s reporting period, we established new positions in Accenture (Ireland) in the IT sector, Zai Lab (China) in the health care sector, and closed the Fund’s positions in StoneCo (Brazil) in the IT sector and XP (Brazil) in the financials sector.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the International Large-Cap Portfolio’s Class I returned 14.78%, compared to a 11.26% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	14.78%	12.85%	9.64%

Fund’s Class P	15.01%	13.07%	9.85%

MSCI EAFE Index	11.26%	9.55%	8.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

Stock selection in the consumer, non-cyclical, consumer, cyclical and industrial sectors contributed to performance relative to the benchmark. Within the consumer, non-cyclical sector, the Fund’s overweight positions in pharmaceutical company Novo Nordisk (Denmark), biopharmaceutical firm Merck KGaA (Germany), information solutions provider RELX Group (United Kingdom) and premium drinks distributer Diageo (United Kingdom) contributed to relative returns. Within the consumer, cyclical sector, an overweight position in shares of luxury goods company Compagnie Financiere Richemont (Switzerland) contributed to relative results as the stock outperformed the benchmark over the reporting period. Within the industrial sector, overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and electronics company Hitachi (Japan) both contributed to relative performance.

Stocks in other sectors that contributed to relative performance included overweight positions in multinational information technology services firm Capgemini (France) and financial services firm ING Groep (Netherlands) as the stocks of both companies outpaced the benchmark over the reporting period. Not holding shares of benchmark component technology investment firm SoftBank Group (Japan) also contributed to relative returns as the company’s stock price underperformed the benchmark over the reporting period.

Stock selection in the financial sector detracted from relative performance, led by the Fund’s overweight position in shares of insurance company AIA Group (Hong Kong), which underperformed the benchmark over the reporting period.

An underweight allocation to the energy sector also detracted from relative results. However, there were no individual stocks, held by the Fund or benchmark, within this sector that were among the top relative detractors over the reporting period.

Stocks in other sectors that detracted from relative returns included not holding shares of benchmark component lithography systems manufacturer ASML (Netherlands) and overweight positions in health care and diagnostics company Koninklijke Philips (Netherlands), cosmetic products manufacturer Beiersdorf (Germany), cosmetic products manufacturer Kose (Japan), security software provider Check Point Software Technologies (Israel), automotive lighting systems manufacturer Koito Manufacturing (Japan) and tourism and travel IT solutions provider Amadeus IT (Spain). Holding shares of multinational entertainment conglomerate Tencent (not a benchmark component) (China) and discount airline operator RyanAir (not a benchmark component) (Ireland) also during the reporting period also detracted from relative returns.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

International Small-Cap Portfolio (managed by FIAM LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the International Small-Cap Portfolio’s Class I returned 13.87%, compared to a 12.93% return for its benchmark the MSCI ACWI ex US Small Cap Index and a 9.56% return for the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC began managing the Fund on November 1, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.87%	8.77%	9.60%

Fund’s Class P	14.10%	8.98%	9.82%

MSCI ACWI ex US Small Cap Index	12.93%	11.21%	9.46%

S&P Developed Ex-U.S. SmallCap Index	9.56%	11.01%	10.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Fund’s benchmark index, the MSCI ACWI Ex US Small Cap Index. The Fund also outperformed the S&P Developed Ex US SmallCap Index, which was the Fund’s benchmark index prior to November 1, 2021. The Fund changed its benchmark index in connection with the Fund’s change in sub-adviser to reflect to reflect the current sub-adviser’s investment strategy and approach.

FIAM

FIAM assumed management of the Fund on November 1, 2021. During the approximate two-month period from November 1, 2021 through December 31, 2021 when FIAM managed the Fund, the Fund’s Class I outperformed the benchmark. In buying and selling securities for the Fund, we at FIAM utilize fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions.

On both a geographic and sector basis, stock selection contributed to performance during the period we managed the Fund. The iShares MSCI Taiwan ETF position ended up as the second biggest individual contributor to relative returns. On a sector basis, the most notable contribution came from stock selection in technology, where a significant overweighting in Japan-based optical, electronic, and adhesive materials manufacturer Dexerials Corp. contributed to relative returns. The company saw solid growth across its core business with additional benefits from pricing and a weaker Yen.

An overweight in Maruwa Co. Ltd., a niche manufacturer of ceramic substrates based in Japan, contributed to the Fund’s performance. It saw better-than-expected growth in its telecommunications and automotive businesses and no degradation in its steady but profitable lighting business.

An out-of-benchmark position in France-based fashion design software and cutting equipment manufacturer Lectra SA was another contributor to performance in the technology sector. The company showed signs of a rebound after the COVID-19 crisis depressed sales. Revenue and operating margins were both up significantly. It also acquired a Romania-based computer assisted design (CAD) firm, which we view as advantageous in improving integration between its software offering and its manufacturing business.

Stock selection in the health care sector was the second largest contributor to relative returns during the period we managed the Fund. An overweighting in Synlab AG, Europe’s largest medical diagnostic laboratory chain, led the way there. Near-term results were driven by increased COVID-19 testing and supported the strong free cash flow generation that the portfolio manager looks for when managing the Fund. The company also continued to gradually acquire smaller competitors in an attempt to improve its market position.

Conversely, stock selection in the consumer discretionary and communications sectors both detracted from Fund performance. An out-of-benchmark position in Adtalem Global Education (consumer discretionary sector) was a detractor during the period we managed the Fund. Adtalem Global Education is a US-based holding company of for-profit education companies, roughly half of which involve nursing and medical specialties. Regulatory concerns weighed heavily on the stock price during the period we managed the Fund. Within the communications sector, a modest overweighting in Japan-based maker of karaoke equipment Daiichikosho suffered under the resurgence of COVID-19 late in the reporting period we managed the Fund.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

On a geographic basis, stock selection in Japan was the biggest contributor to relative returns followed by contributions from developed markets in Europe and Canada. Stock selection and an underweighting in emerging market countries both detracted from performance.

Franklin Advisers, Inc

During the reporting period, Franklin Advisers (as the successor entity to sub-adviser QS Investors, LLC) managed the Fund from January 1, 2021 through October 14, 2021. During that approximate ten-month period, the Fund’s Class I outperformed the benchmark. The transitioning of the Fund’s portfolio of investments by PLFA to FIAM LLC (the new sub-adviser) accounted for the Fund’s performance during the period from October 15, 2021 to October 31, 2021. During the period that we managed the Fund, we at Franklin Advisers maintained a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. Our focus was on securities of companies with small market capitalizations that are located in developed, foreign countries. We continued to invest in excess of 200 companies and generally expected to invest in about the same number of non-U.S. countries as the benchmark.

Outperformance relative to the benchmark during the period we managed the Fund was driven by our overall stock selection results, led by selection in continental Europe, notably in the consumer discretionary and communication services sectors. Stock selection in Developed Asia (ex-Japan), Australia, New Zealand, and Canada contributed to performance. Stock selection results in Japan notably detracted from relative performance, primarily in the consumer discretionary and communication services sectors of that market. U.K. health care selection results also detracted.

Our region and sector allocation results overall contributed to performance relative to the benchmark during the period we managed the Fund. Allocation to sectors within Australia, New Zealand and Canada and an underweight to Japan were the largest contributors, more than offsetting the negative effect of being overweight Developed Asia (ex-Japan) which underperformed for the period we managed the Fund. An overweight to Japan’s health care sector was also a detractor.

At the security level, Korea’s Dongkul Steel Mill Co., Ltd., a manufacture of steel products, was the primary contributor, with a return of 108.53% for the period we managed the Fund; the company’s Brazilian affiliate Companhia Siderúrgica do Pecém, in which it has a 30% stake, recovered from the impact of the pandemic and showed a dramatic earnings improvement. Overweights to TFI International Inc., a Canadian transport and logistics company, and Osstem Implant Co., Ltd., a Southern Korean dental implant firm, were also leading contributors with returns of 113.77% and 135.12% respectively in the Fund.

New Gold Inc., a Canadian mining company which suffered from gold price weakness, was the largest detractor, returning -35.60% for the period we managed the Fund. Other detractors included not holding benchmark component Swiss dental implant firm Straumann Holding AG which benefited from solid growth and outperformed the benchmark overall (73.62% vs. 11.39%) for the period we managed the Fund. Cembra Money Bank AG, which returned -41.50% for the period we managed the Fund, was also a major detractor; as the Swiss credit institution fell short of the market consensus earnings expectations.

International Value Portfolio (managed by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the International Value Portfolio’s Class I returned 20.36%, compared to an 11.26% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	20.36%	6.14%	5.65%

Fund’s Class P	20.60%	6.35%	5.86%

MSCI EAFE Index	11.26%	9.55%	8.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I outperformed the benchmark. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We, the Wellington portfolio management team, use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

The primary driver of relative outperformance during the reporting period was the Fund’s security selection. Security selection within the financials, communication services, and energy sectors which outperformed contributed most to returns. This was partially offset by selections within the health care and consumer discretionary sectors which underperformed. Sector allocation, a result of our fundamental security-selection process, also contributed to relative performance. The Fund’s overweight (relative to the benchmark) to the energy and financials sectors, as well as an underweight to the consumer staples sector contributed most to returns.

Geographically, our holdings in Japan and the United Kingdom contributed the most to the Fund’s relative performance while our holdings in Switzerland and China detracted.

Top contributors from relative performance during the reporting period included Compagnie de Saint-Gobain (France; industrials) and Norsk Hydro (Norway; materials). Shares of construction material maker Saint-Gobain rose during the reporting period, benefitting from increased demand for renovations. Share price of Norsk Hydro, an alumina and aluminum producer, rose during the reporting period after the company reported multiple strong quarterly earnings over the reporting period.

Top detractors from benchmark-relative returns included not holding constituent ASML Holding (Netherlands; information technology) and having an overweight allocation to Adecco Group (Switzerland; industrials). Shares of ASML Holding, a semiconductor manufacturer, rose during the reporting period as the company benefitted from worries over global chip shortages and the need to ramp up production capacity. Shares of Adecco Group fell over the reporting period after the recruitment company announced plans to acquire AKKA Technologies. Analysts expressed concerns over the short term, in particular the high acquisition price, despite expecting strong long-term synergies. We believe these concerns overshadowed strong second quarter earnings and an improving outlook and continue to hold the security in the Fund.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Health Sciences Portfolio’s Class I returned 12.38%, compared to a 28.71% return for the broad-based S&P 500 Index and an 18.60% return for the sector-specific benchmark, the Russell 3000 Health Care Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	12.38%	17.56%	18.94%

Fund’s Class P	12.61%	17.81%	19.19%

S&P 500 Index	28.71%	18.47%	16.55%

Russell 3000 Health Care Index	18.60%	17.59%	17.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific Russell 3000 Health Care Index. The investment objective of the Fund is to provide long-term growth of capital. The Fund is a diversified, all-weather healthcare portfolio constructed using the fundamental investment process. From an aggregate level, there are two broad themes in the Fund: innovation and value-based healthcare.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

While COVID-19 cases surged around the globe in the beginning of the reporting period, progress made on vaccinations allowed most economies in Europe and the U.S. to ease pandemic related restrictions during the second quarter. However, the wide gap in vaccinations between different regions and the spread of a new highly contagious Delta variant in developing countries, urged governments to take a more cautious stance.

Much of the market volatility experienced throughout the reporting period came on the back of rising inflation and subsequently rising interest rate fears. With the economic reopening, inflation markers rose sharply throughout the reporting period as did nominal interest rates. The rise in rates, along with a more favorable backdrop for cyclical stocks that led to a persistent growth-to-value equity market rotation, negatively impacted small and mid-capitalization biotechnology companies during the reporting period.

The healthcare sector remained front and center throughout the reporting period as companies in the biopharma and medtech space raced to develop vaccines, treatments, and diagnostics for the COVID-19 virus. mRNA vaccines, primarily developed by Moderna and Pfizer-BioNTech, showed the highest efficacy and subsequent adoption versus the virus, including the Delta and Omicron variants. COVID-19 beneficiaries more broadly benefited from a favorable market sentiment throughout the reporting period.

Security selection and sub-sector allocation detracted from the Fund’s returns relative to the sector-specific benchmark during the reporting period. At a sub-sector level, biotechnology and healthcare providers were the largest detractors from relative performance. On the contributing side, stock selection within the pharmaceuticals sub-sector was additive to relative returns during the reporting period.

With regards to specific holdings, an underweight position in Moderna was the single largest detractor from relative returns during the reporting period as the COVID-19 vaccine producer benefitted from strong demand while the highly transmissible Delta variant spread globally. We did not initiate a position in Moderna earlier in the pandemic due to concerns around the company’s ability to generate profits from the development and distribution of an effective COVID-19 vaccine. We increased the Fund’s exposure to the company towards the second half of the reporting period.

Additionally, our timing in taking a position in benchmark component Danaher detracted from the Fund’s relative performance as the U.S.-based medical device company beat earnings expectations, saw margin expansion, and announced a genomic medicine acquisition throughout the reporting period. We chose not to invest in the company earlier in the reporting period because we felt that there were better investments to capitalize on COVID-19 testing and diagnostics. The company has seen strong demand for their COVID-19 testing throughout the pandemic, and the durability of demand for testing has been far stronger than we expected, driven by the increased prevalence of the highly transmissible Delta variant. At the end of the reporting period, the Fund held a 2.18% position in Danaher, as we expect that the current Omicron variant will sustain the near-term demand for COVID-19 diagnostic services.

Other notable detractors included holding Hansoh Pharmaceuticals, a China-based healthcare company, as well as weakening sentiment in the small and mid-capitalization biotechnology space. During the reporting period, we reduced the Fund’s exposure to Chinese issuers amidst the continuous regulatory uncertainty, finishing the reporting period with a 0.64% exposure. On the biotechnology front, we see attractive valuations in many of the negatively impacted smaller-capitalization companies with innovative products, and at the end of the reporting period we held an overweight allocation to the industry.

Elsewhere, an overweight to Thermo Fisher Scientific was the largest contributor to the Fund’s performance as the medical supplies company outperformed based upon raising long-term growth expectations due to strong demand in its COVID-19 testing business.

In addition, an overweight position in Acceleron Pharma contributed to performance relative to the sector-specific benchmark. The American biopharmaceutical company’s price rose on news of its confirmed acquisition by Merck.

An overweight to Pfizer also contributed to the Fund’s relative returns during the reporting period as the company benefitted from strong demand for its COVID-19 vaccine and the FDA emergency approval of their oral antiviral treatment for COVID-19, Paxlovid. We continue to view the firm’s dual-development of vaccine and treatment for COVID-19, as well as their more diversified commercial offering, as a well-positioned strategy amidst the pandemic.

Relative to the sector-specific benchmark, the Fund was overweight in the medical devices & supplies and healthcare providers & services sub-sectors at the end of the reporting period, based upon our belief of attractive valuations, favorable fundamentals, and an improving medium-term market environment.

Real Estate Portfolio (managed by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Real Estate Portfolio’s Class I returned 40.32%, compared to a 28.71% return for the broad-based S&P 500 Index and a 41.71% return for the sector-specific benchmark the MSCI U.S. REITs Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	40.32%	11.23%	11.02%

Fund’s Class P	40.60%	11.45%	11.24%

S&P 500 Index	28.71%	18.47%	16.55%

MSCI U.S. REITs Index	41.71%	9.46%	9.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the broad-based S&P 500 Index and underperformed the sector-specific MSCI U.S. REITs Index. We, the real estate securities team at Principal Real Estate Investors, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess returns, so excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated but represent a minor role in our investment process.

In general, the real estate sector outperformed the domestic equity market (as measured by the broad-based benchmark) during the reporting period, as recovery stocks (e.g. real estate stocks that were negatively impacted by pandemic-related social distancing and travel restrictions) were generally in favor and investors displayed an increased appetite for real assets against mounting inflation pressures.

Relative to the sector-specific benchmark, the Fund underperformed due to allocation decisions made during the reporting period. An underweight to both malls and shopping centers was a top detractor, particularly an underweight to Simon Property Group. Retailers performed better than expected during the reporting period, which positively impacted Simon Property Group. The company’s guidance was raised above original expectations, which was supportive of its outperformance. Within apartments, performance was strong as fundamentals continued improving through the reporting period with occupancy and pricing power back to pre-COVID-19 levels. However, the Fund’s overweight to coastal operators over sunbelt markets (southern tier of the United States) detracted from relative performance as the surge in COVID-19 cases in the second half of the reporting period put pressure on coastal markets. An underweight to document storage company Iron Mountain detracted from performance as the stock performed well due to better than expected earnings results driven by outsized growth in the company’s emerging data center business and stable volumes in its legacy document storage business.

An overweight to single family rental stocks was a top contributor to the Fund’s performance as the industry outperformed due to solid industry fundamentals resulting in robust operating performance, record high occupancy, and strong pricing power. An underweight to net lease (e.g. lease structures where the tenant pays both rent and property expenses) was a contributor to the Fund’s performance as these stocks underperformed due to pressure from the risks of rising interest rates and higher inflation during the reporting period. An underweight to data centers also contributed to the Fund’s relative performance as these stocks underperformed due to investors rotating away from defensive stocks towards cyclical stocks (particularly earlier in the reporting period), as well as due to supply chain concerns impacting these issuers.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Technology Portfolio’s Class I returned 13.86%, compared to a 28.71% return for the broad-based S&P 500 Index and a 26.40% return for the sector-specific benchmark, the S&P North American Technology Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.86%	26.41%	15.47%

Fund’s Class P	14.09%	26.68%	15.72%

S&P 500 Index	28.71%	18.47%	16.55%

S&P North American Technology Index	26.40%	29.99%	23.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific S&P North American Technology Index. We at MFS manage the Fund as an all-cap technology portfolio that historically has sought diversification across high quality durable growth and earlier stage growth companies. The MFS portfolio team leverages a deep bench of investment talent to drive a rigorous bottom-up stock selection process and identify the most attractive technology opportunities for the Fund on a global basis, with emphasis historically on the U.S.

Security selection and, to a lesser extent, an underweight position in the internet industry detracted from performance relative to the sector specific benchmark. The Fund’s underweight position in technology company Alphabet detracted from relative returns as the stock outperformed the benchmark over the reporting period.

Stock selection and overweight positions in both the business services and specialty stores industries further detracted from relative performance. Within the business services industry, overweight positions in electronic payment services companies Global Payments and Wex, as well as holdings shares of integrated payment and frictionless commerce solutions provider Paya (not a constituent of the sector specific benchmark) detracted from relative results. Within the specialty stores industry, holding shares of British luxury fashion technology platform provider Farfetch (not a benchmark constituent) detracted from relative returns.

Overweight positions in cloud-based communications solutions provider RingCentral and debit and credit transaction processing company MasterCard, underweight positions in computer graphics processor maker NVIDIA and computer and personal electronics maker Apple and holding technology platform operator Uber Technologies (not a benchmark constituent) detracted from relative results.

The Fund’s greater-than-benchmark allocations to both the medical equipment and brokers & asset managers industries contributed to relative performance. However, there were no individual stocks within either of these industries that were among the top relative contributors over the reporting period.

Stocks in other industries that contributed to relative performance included holding shares of technology services provider Endava (not a benchmark constituent) and digital outsourcing services provider TaskUS (not a benchmark constituent) and the timing of the Fund’s overweight positions in digital workforce platform provider Asana and supplier of integrated circuits Xilinx. Overweight positions in software giant Microsoft, internet marketing software firm HubSpot, software engineering solutions and technology services provider EPAM Systems and networking chip maker Marvell Technology Group also contributed to relative results as these stocks outperformed the benchmark over the reporting period.

ESG Portfolios

Performance

Since the performance of the ESG Diversified Portfolio and the ESG Diversified Growth Portfolio is a composite of the performance of each of the ESG Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to the ESG Portfolios’ performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each ESG Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each ESG Portfolio, each of which is comprised of the three broad-based indices shown below.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The composition of the composite benchmark reflects the target broad asset class allocations described in the ESG Portfolios’ prospectus. However, the actual allocation of an ESG Portfolio could vary because of factors such as market performance and adjustments to allocations within each fund’s target allocation bands. The performance for these broad-based indices from April 30, 2021 (the inception date of the ESG Diversified Portfolio) and from October 29, 2021 (the inception date of the ESG Diversified Growth Portfolio) through the year ended December 31, 2021 is shown in the following table:

Broad-Based Indices	4/30/21 - 12/31/21	10/29/21 - 12/31/21
S&P 500 Index (U.S. Stocks)	15.08%	3.76%
MSCI ACWI ex USA (International Stocks)	1.21%	-0.56%
Bloomberg US Aggregate Bond Index (Fixed Income)	1.10%	0.04%

The benchmark indices for the ESG Underlying Funds may differ from the ESG Portfolios’ broad-based indices. The ESG Portfolios may not be invested in all eligible ESG Underlying Funds.

ESG Diversified Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the period ended December 31, 2021?

A. The ESG Diversified Portfolio commenced operations on April 30, 2021. For the period from inception through December 31, 2021, the Fund’s Class I returned 7.00%, compared to a 15.08% return for the S&P 500 Index, a 1.10% return for the Bloomberg US Aggregate Index and a 7.33% return for the ESG Diversified Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2021 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2021 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the periods ended December 31, 2021
Since Inception (4/30/21)

Fund’s Class I	7.00%

Fund’s Class P	7.15%

S&P 500 Index	15.08%

Bloomberg US Aggregate Bond Index	1.10%

ESG Diversified Composite Benchmark	7.33%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2021 (the “Fund’s reporting period”), the Fund’s Class I underperformed the ESG Diversified Composite Benchmark. To seek long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (ESG) criteria, the Fund invests in various strategies under normal circumstances that have an ESG focus. The majority of the Fund was allocated to two ESG-focused domestic equity strategies and one ESG-focused international equity strategy. The Fund held its remaining allocation in three ESG-focused fixed income strategies since the Fund’s inception.

Among the domestic equity group, the Calvert Small-Cap Fund detracted from performance over this period as small-capitalization stocks lagged the S&P 500 Index during the Funds’ reporting period. The Fidelity U.S. Sustainability Index Fund primarily contributed to performance during the Fund’s reporting period.

From the fixed income group, the Fund’s exposure to short duration bonds detracted from performance as they lagged the Bloomberg US Aggregate Bond Index during the Fund’s reporting period.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

ESG Diversified Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the period ended December 31, 2021?

A. The ESG Diversified Growth Portfolio commenced operations on October 29, 2021. For the period from inception through December 31, 2021, the Fund’s Class I returned 1.09%, compared to a 3.76% return for the S&P 500 Index, a 0.04% return for the Bloomberg US Aggregate Bond Index and a 2.16% return for the ESG Diversified Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 29, 2021 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on October 29, 2021 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the periods ended December 31, 2021
Since Inception (10/29/21)

Fund’s Class I	1.09%

Fund’s Class P	1.12%

S&P 500 Index	3.76%

Bloomberg US Aggregate Bond Index	0.04%

ESG Diversified Growth Composite Benchmark	2.16%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2021 (the “Fund’s reporting period”), the Fund’s Class I underperformed the ESG Diversified Composite Growth Benchmark. To seek long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (ESG) criteria, the Fund invests in various strategies under normal circumstances that have an ESG focus. The majority of the Fund was allocated to two ESG-focused domestic equity strategies and one ESG-focused international equity strategy. The Fund held its remaining allocation in three ESG-focused fixed income strategies since the Fund’s inception.

Among the domestic equity group, the Fidelity U.S. Sustainability Index Fund underperformed the S&P 500 Index during the Fund’s reporting period. However, the Calvert Small Capitalization Fund outperformed the Russell 2000 Index during the Fund’s reporting period and contributed to performance.

From the fixed income group, the Fund’s exposure to short duration bonds detracted from performance as they lagged the Bloomberg US Aggregate Bond Index during the Fund’s reporting period.

PSF DFA Balanced Allocation Portfolio

Performance

Since the performance of the PSF DFA Balanced Allocation Portfolio is a composite of the performance of each of the DFA Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to the PSF DFA Balanced Allocation Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to the PSF DFA Balanced Allocation Portfolio’s performance. In addition, to assist in performance comparisons, a composite benchmark was constructed for the PSF DFA Balanced Allocation Portfolio, comprised of the three broad-based indices shown below.

The composition of the composite benchmark reflects the target broad asset class allocations described in the PSF DFA Balanced Allocation Portfolio’s prospectus. However, the actual allocation of the PSF DFA Balanced Allocation Portfolio could vary because of market performance and adjustments to allocations within each fund’s target allocation bands. The one-year performance for these broad-based indices for the year ended December 31, 2021 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	28.71%
MSCI EAFE (International Stocks)	11.26%
Bloomberg US Aggregate Bond Index (Fixed Income)	-1.54%

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The benchmark indices for the DFA Underlying Funds may differ from the PSF DFA Balanced Allocation Portfolio’s broad-based indices. The PSF DFA Balanced Allocation Portfolio may not be invested in all eligible DFA Underlying Funds.

PSF DFA Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PSF DFA Balanced Allocation Portfolio’s Class D returned 12.50%, compared to a 28.71% return for the S&P 500 Index, a -1.54% return for the Bloomberg US Aggregate Bond Index and a 13.36% return for the PSF DFA Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Year	Since Inception (4/29/16)

Fund’s Class D	12.50%	9.87%	9.71%

S&P 500 Index	28.71%	18.47%	18.08%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	3.00%

PSF DFA Balanced Allocation Composite Benchmark	13.36%	11.31%	10.73%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	12.78%	13.33%

S&P 500 Index	28.71%	24.94%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

PSF DFA Balanced Allocation Composite Benchmark	13.36%	14.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class D underperformed the PSF DFA Balanced Allocation Composite Benchmark. To seek long-term growth of capital and low to moderate income, the Fund invests substantially all of its assets in strategies offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc. The majority of the Fund was allocated to three quantitatively managed domestic equity strategies and two quantitatively driven international equity strategies. The Fund held its remaining allocation in quantitatively managed fixed income strategies during the reporting period.

Among the domestic equity group, the DFA VA US Targeted Value Portfolio primarily contributed to performance over the reporting period. The exposure to small-capitalization value stocks was a contributor over the reporting period.

From the fixed income group, the DFA Intermediate Government Fixed-Income Portfolio was the largest detractor to performance over the reporting period. The DFA Intermediate-Term Extended Quality Portfolio also dragged on performance. Additionally, the DFA Short-Term Extended Quality Portfolio also detracted from performance.

Pacific Dynamix Portfolios

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad- based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each of which is comprised of the three broad-based indices shown below.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The composition of the composite benchmark reflects the target broad asset class allocations described in the Pacific Dynamix Portfolios’ prospectus. However, the actual allocation of a Pacific Dynamix Portfolio could vary because of factors such as market performance and adjustments to allocations within each fund’s target allocation bands. The performance for these broad-based indices for the year ended December 31, 2021 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	28.71%
MSCI World ex USA Index (International Stocks)	12.62%
Bloomberg US Aggregate Bond Index (Fixed Income)	-1.54%

The benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad-based indices. Each Pacific Dynamix Portfolio may not be invested in all eligible Pacific Dynamix Underlying Funds.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 6.44%, compared to a -1.54% return for the Bloomberg US Aggregate Bond Index, a 28.71% return for the S&P 500 Index and an 8.35% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	6.44%	7.83%	6.88%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

S&P 500 Index	28.71%	18.47%	16.55%

Pacific Dynamix-Conservative Growth Composite Benchmark	8.35%	8.78%	7.58%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	6.66%	10.06%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

S&P 500 Index	28.71%	24.94%

Pacific Dynamix-Conservative Growth Composite Benchmark	8.35%	10.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 60% and 40%. The Fund held just over half of its allocation in passively managed fixed income strategies during the reporting period. The remainder of the Fund was allocated to five passively managed domestic equity strategies and two indexed international equity strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index, the domestic group underperformed the S&P 500 Index and the international group underperformed the MSCI World ex USA Index.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to support performance within the fixed income group. Additionally, the exposure to short-term bonds contributed to performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. The exposure to small growth detracted from performance.

In the international group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged returns.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 10.62%, compared to a 28.71% return for the S&P 500 Index, a -1.54% return for the Bloomberg US Aggregate Bond Index and a 13.57% return for the Pacific Dynamix- Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	10.62%	10.14%	8.86%

S&P 500 Index	28.71%	18.47%	16.55%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Pacific Dynamix-Moderate Growth Composite Benchmark	13.57%	11.33%	9.88%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	10.85%	13.65%

S&P 500 Index	28.71%	24.94%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

Pacific Dynamix-Moderate Growth Composite Benchmark	13.57%	14.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 40% and 60%. The Fund held just under half of its allocation in passively managed fixed income strategies during the reporting period. The majority of the Fund was allocated to five passively managed domestic equity strategies and two indexed international equity strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic group underperformed the S&P 500 Index and the international group lagged the MSCI World ex USA Index.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively, before taking into account fund costs. The exposure to small growth detracted from performance.

In the international group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged returns.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Indices, respectively, before taking into account fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to support performance within the fixed income group. Additionally, the exposure to short-term bonds contributed to performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Pacific Dynamix-Growth Portfolio’s Class I returned 14.33%, compared to a 28.71% return for the S&P 500 Index, a -1.54% return for the Bloomberg US Aggregate Bond Index and an 18.18% return for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	14.33%	12.14%	10.71%

S&P 500 Index	28.71%	18.47%	16.55%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Pacific Dynamix-Growth Composite Benchmark	18.18%	13.38%	11.72%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	14.57%	16.47%

S&P 500 Index	28.71%	24.94%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

Pacific Dynamix-Growth Composite Benchmark	18.18%	17.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. To seek moderately high, long-term growth of capital with low, current income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 20% and 80%. The Fund held most of its allocation in equity, including five passively managed domestic equity strategies and two indexed international equity strategies. The rest of the Fund was invested in passively managed fixed income strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic group underperformed the S&P 500 Index and the international group lagged the MSCI World ex USA Index.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively, before taking into account fund costs. The Fund’s exposure to small growth detracted from performance.

In the international group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged returns.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to support performance within the fixed income group. Additionally, the exposure to short-term bonds contributed to performance.

Portfolio Optimization Portfolios

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio each of which is comprised of the four broad-based indices shown below.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The composition of the composite benchmark reflects the target broad asset class allocations described in the Portfolio Optimization Portfolios’ prospectus. However, the actual allocation of a Portfolio Optimization Portfolio could vary because of factors such as market performance and adjustments to allocations within each fund’s target allocation bands. The one-year performance for these broad-based indices for the year ended December 31, 2021 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	28.71%
MSCI EAFE Index (International Stocks)	11.26%
Bloomberg US Aggregate Bond Index (Fixed Income)	-1.54%
ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index	0.05%

The benchmark indices for the Underlying Funds may differ from the Portfolio Optimization Portfolios’ broad-based indices. Each Portfolio Optimization Portfolio may not be invested in all eligible Underlying Funds.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Portfolio Optimization Conservative Portfolio’s Class I returned 2.20%, compared to a -1.54% return for the Bloomberg US Aggregate Bond Index, a 28.71% return for the S&P 500 Index and a 3.37% return for the Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	2.20%	5.12%	4.77%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

S&P 500 Index	28.71%	18.47%	16.55%

Portfolio Optimization Conservative Composite Benchmark	3.37%	6.02%	5.10%
	1 Year	Since Inception 10/31/19

Fund’s Class P	2.41%	5.57%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

S&P 500 Index	28.71%	24.94%

Portfolio Optimization Conservative Composite Benchmark	3.37%	6.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. To seek current income and preservation of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 80% and 20%. The Fund was primarily comprised of various fixed income strategies, with a small allocation to equity strategies, during the reporting period. Fixed income investments included intermediate-term bond, short duration securities, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan strategies. The equity allocation mainly held domestic and foreign large-capitalization strategies during the reporting period.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, while the international equity group underperformed the MSCI EAFE Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Over the reporting period, exposures to high yield, TIPS and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Emerging Markets Debt Portfolio detracted from performance.

In the Fund’s domestic equities group, exposure to small-capitalization growth stocks primarily detracted from performance. While exposure to large-capitalization growth stocks contributed to performance, the group of large-capitalization managers underperformed its benchmarks and detracted from performance. However, the Value Advantage Portfolio outperformed its benchmark and contributed to performance.

In the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 6.28%, compared to a -1.54% return for the Bloomberg US Aggregate Bond Index, a 28.71% return for the S&P 500 Index and an 8.31% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	6.28%	7.24%	6.60%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

S&P 500 Index	28.71%	18.47%	16.55%

Portfolio Optimization Moderate-Conservative Composite Benchmark	8.31%	8.65%	7.48%
	1 Year	Since Inception 10/31/19

Fund’s Class P	6.49%	8.90%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

S&P 500 Index	28.71%	24.94%

Portfolio Optimization Moderate-Conservative Composite Benchmark	8.31%	10.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 60% and 40%. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included strategies that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies).

From the broad asset class perspective, the Fund’s fixed income group outpaced the Bloomberg US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index while the international equity group trailed the MSCI EAFE Index.

Over the reporting period, exposures to high yield, TIPS and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Emerging Markets Debt Portfolio detracted from performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Among the Fund’s domestic equities group, exposure to small-capitalization growth stocks primarily detracted from performance. While exposure to large-capitalization growth stocks contributed to performance, the group of large-capitalization managers underperformed its benchmarks and detracted from performance. Furthermore, Mid-Cap Equity underperformed its benchmark and detracted from performance. On the other hand, the Mid-Cap Growth and Value Advantage Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Portfolio Optimization Moderate Portfolio’s Class I returned 9.18%, compared to a 28.71% return for the S&P 500 Index, a -1.54% return for the Bloomberg US Aggregate Bond Index and an 11.89% return for the Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	9.18%	8.88%	8.18%

S&P 500 Index	28.71%	18.47%	16.55%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Portfolio Optimization Moderate Composite Benchmark	11.89%	10.52%	9.19%
	1 Year	Since Inception 10/31/19

Fund’s Class P	9.40%	11.45%

S&P 500 Index	28.71%	24.94%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

Portfolio Optimization Moderate Composite Benchmark	11.89%	12.92%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 45% and 55%. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, while the international equity group lagged the MSCI EAFE Index.

Among the Fund’s domestic equities group, exposure to small-capitalization growth stocks primarily detracted from performance. While exposure to large-capitalization growth stocks contributed to performance, the group of large-capitalization managers underperformed its benchmarks and detracted from performance. On the other hand, the Mid-Cap Growth and Value Advantage Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Over the reporting period, exposures to high yield, TIPS and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Emerging Markets Debt Portfolio detracted from performance.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Portfolio Optimization Growth Portfolio’s Class I returned 13.12%, compared to a 28.71% return for the S&P 500 Index, a -1.54% return for the Bloomberg US Aggregate Bond Index and a 17.12% return for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	13.12%	10.63%	9.73%

S&P 500 Index	28.71%	18.47%	16.55%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Portfolio Optimization Growth Composite Benchmark	17.12%	13.08%	11.52%
	1 Year	Since Inception 10/31/19

Fund’s Class P	13.34%	14.16%

S&P 500 Index	28.71%	24.94%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

Portfolio Optimization Growth Composite Benchmark	17.12%	16.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. To seek moderately high, long-term capital appreciation with low, current income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 25% and 75%. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, while the international equity group lagged the MSCI EAFE Index.

Among the Fund’s domestic equities group, exposure to small-capitalization growth stocks primarily detracted from performance. While exposure to large-capitalization growth stocks contributed to performance, the group of large-capitalization managers underperformed its benchmarks and detracted from performance. Furthermore, Mid-Capitalization Equity underperformed its benchmark and detracted from performance. On the other hand, the Mid-Cap Growth and Value Advantage Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Over the reporting period, exposures to high yield, TIPS and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Emerging Markets Debt Portfolio detracted from performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 15.68%, compared to a 28.71% return for the S&P 500 Index, a -1.54% return for the Bloomberg US Aggregate Bond Index and a 20.97% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2021 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund’s Class I	15.68%	11.59%	10.63%

S&P 500 Index	28.71%	18.47%	16.55%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Portfolio Optimization Aggressive-Growth Composite Benchmark	20.97%	14.81%	13.10%
	1 Year	Since Inception 10/31/19

Fund’s Class P	15.92%	15.53%

S&P 500 Index	28.71%	24.94%

Bloomberg US Aggregate Bond Index	(1.54%)	2.85%

Portfolio Optimization Aggressive-Growth Composite Benchmark	20.97%	19.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. To seek high, long-term capital appreciation, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 10% and 90%. The Fund allocates primarily to domestic and international equity strategies which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, while the international equity group lagged the MSCI EAFE Index.

Among the Fund’s domestic equities group, exposure to small-capitalization growth stocks primarily detracted from performance. While exposure to large-capitalization growth stocks contributed to performance, the group of large-capitalization managers underperformed its benchmarks and detracted from performance. On the other hand, the Mid-Cap Growth and Value Advantage Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Over the reporting period, exposures to high yield contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Emerging Markets Debt Portfolio detracted from performance.

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned -0.37%, compared to a -0.12% return for its benchmark, the Bloomberg US 1-3 Year Corporate Bond Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	Since Inception (4/30/14)

Fund's Class P	(0.37%)	2.06%	1.67%

Bloomberg US 1-3 Year Corporate Bond Index	(0.12%)	2.46%	2.10%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of the benchmark that tracks the short-term U.S. corporate bond market. We, the SSGA FM indexed portfolio management team, use a sampling approach to match the Fund’s risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, a long-winded stimulus debate, and speculation around the Fed’s rate decisions. Nearly all U.S. bond indices experienced negative returns during the reporting period. Corporate bonds, though supported by strong technicals and robust issuance, also experienced volatility amid the aforementioned macroeconomic threats. Short term corporate bond spreads fluctuated throughout the reporting period, with most of the volatility occurring in March of the reporting period amid a sharp sell-off in Treasuries, as well as in the last quarter as investors speculated on the Fed’s plan for 2022.

Security mis-weights resulting from our sampling process as well as traditional trading costs detracted from relative performance.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD Aggregate Bond Index Portfolio’s Class P returned -1.84%, compared to a -1.54% return for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund's Class P	(1.84%)	3.32%	2.65%

Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market. We, the SSGA FM indexed portfolio management team, use a stratified sampling approach to match the benchmark’s major risk characteristics and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark.

As an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, a long-winded stimulus debate, and speculation around the Fed’s rate decisions. Nearly all U.S. bond indices experienced negative returns during the reporting period, however those that contained Treasury holdings were hit hardest due to persistent volatility within the sector. Corporate bonds, though supported by strong technicals and robust issuance, also experienced volatility amid the aforementioned macroeconomic threats.

Security mis-weights resulting from our sampling process as well as traditional trading costs, detracted from relative performance.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD High Yield Bond Market Portfolio’s Class P returned 5.07%, compared to a 5.26% return for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund's Class P	5.07%	5.97%	6.42%

Bloomberg US High-Yield 2% Issuer Capped Bond Index	5.26%	6.28%	6.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. high yield corporate bond market. We, the SSGA FM indexed fund management team, use a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, a long-winded stimulus debate, and speculation around the Fed’s rate decisions. Nearly all U.S. bond indices experienced negative returns during the reporting period due to persistent volatility in multiple bond sectors; however, high yield bonds continued to fare well amid robust demand by investors looking for yield as well as record issuance by companies looking to lock in lower rates. High yield spreads also decreased throughout the reporting period.

Security mis-weights, overall, resulting from our sampling process as well as traditional trading costs detracted from relative performance. However, security mis-weights resulting from our sampling process contributed to performance within the transportation, energy and capital goods sectors.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD Large-Cap Growth Index Portfolio’s Class P returned 27.34%, compared to a 27.60% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund's Class P	27.34%	25.04%	19.53%

Russell 1000 Growth Index	27.60%	25.32%	19.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Large capitalization growth U.S. equities, as represented by the benchmark finished the year with strong positive performance of 27.60% over the reporting period. Top contributors in the benchmark (and subsequently to the Fund’s performance) during the reporting period were the energy sector at 51.94%, the real estate sector at 37.56% and the communication services sector at 34.40%. The industrials sector at 16.49%, the consumer discretionary sector at 18.22% and the materials sector at 20.72% were among the lowest performers over the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD Large-Cap Value Index Portfolio’s Class P returned 25.03%, compared to a 25.16% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund's Class P	25.03%	11.10%	12.83%

Russell 1000 Value Index	25.16%	11.16%	12.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Large capitalization value U.S. equities, as represented by the benchmark, finished the year with strong positive performance of 25.16% over the reporting period. Top contributors in the benchmark (and subsequently to the Fund’s performance) were the energy sector at 54.30%, the real estate sector at 43.87% and the financials sector at 37.47%. The communication services sector at 2.05%, the consumer staples sector at 17.59%, and the information technology sector at 18.97% were among the lowest performers for the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Mid-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD Mid-Cap Index Portfolio’s Class P returned 22.37%, compared to a 22.58% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	Since Inception 10/23/20

Fund’s Class P	22.37%	30.70%

Russell Midcap Index	22.58%	31.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell MidCap Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Medium capitalization U.S. equities, as represented by the benchmark, finished the year with strong positive performance of 22.58% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 58.28%, the real estate sector at 40.47% and the financials sector at 36.66%). The communication services sector at -9.95%, the consumer staples sector at 11.23%, and the healthcare sector at 14.44% were among the lowest performers for the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD Small-Cap Growth Index Portfolio’s Class P returned 2.76%, compared to a 2.83% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund's Class P	2.76%	14.40%	13.96%

Russell 2000 Growth Index	2.83%	14.53%	14.14%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Small capitalization growth U.S. equities, as represented by the benchmark finished the year with a positive performance of 2.83% over the reporting period. Top contributors in the benchmark (and subsequently to the Fund’s performance) during the reporting period were the energy sector at 67.75%, the real estate sector at 24.88% and the utilities sector at 23.36%. Among the top detractors in the benchmark (and subsequently to the Fund’s performance) during the reporting period were the health care sector at -21.82% and the information technology sector at 13.36%. The communication services sector also experienced negative returns.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD Small-Cap Value Index Portfolio’s Class P returned 27.90%, compared to a 28.27% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund's Class P	27.90%	8.93%	11.84%

Russell 2000 Value Index	28.27%	9.07%	12.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Small capitalization value U.S. equities, as represented by the benchmark, finished the year with strong positive performance of 28.27% over the reporting period. Top contributors in the benchmark (and subsequently to the Fund’s performance) during the reporting period, were the energy sector at 69.12%, the communication services sector at 38.31% and the consumer discretionary sector at 38.11%. The health care sector at 4.22%, the utilities sector at 16.59%, and the consumer staples sector at 23.56% were among the lowest performers for the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Emerging Markets Index Portfolio (managed by FIAM LLC, and sub-subadvised by Geode Management, LLC )

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD Emerging Markets Index Portfolio’s Class P returned -1.38%, compared to a -2.54% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC and Geode Capital Management, LLC (“Geode”) began managing the Fund on April 30, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021(1)
	1 Year	5 Years	10 Years

Fund's Class P	(1.38%)	8.85%	4.86%

MSCI Emerging Markets Index	(2.54%)	9.87%	5.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark.

FIAM/Geode

FIAM assumed management of the Fund on April 30, 2021. During the approximate eight-month period from April 30, 2021 through December 31, 2021 when FIAM managed the Fund (and Geode served as the sub-subadviser), the Fund’s Class P underperformed the benchmark. We at FIAM utilize an emerging markets index portfolio that seeks to track the total return of the MSCI Emerging Markets Index. There were no material market events or changes in strategy, during the period that we managed the Fund, that materially impacted the Fund’s relative return.

Reasons for Fund underperformance versus the benchmark were related to the cumulative impact of investing the day-to-day cash flows and Fund management impacts such as an optimized fund, trading costs, and tax withholding differences.

There was no impact from either sector or stock selection that caused any significant performance variance between the Fund and its benchmark.

The best sector for the period we managed the Fund was energy at 18.67% while the worst was consumer discretionary at -27.27%.

Because the Fund weights are managed to mimic the constituents included by the benchmark, there were no holdings that significantly contributed or detracted from the Fund’s benchmark-relative performance.

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the period we managed the Fund, top contributors in the technology sector were Infosys at 41.62% and Taiwan Semiconductor at 4.86%. Alibaba at -42.93% in the consumer discretionary sector and Tencent Holdings at -26.76% in the media sector were the biggest detractors.

The Fund used exchange traded (cash settled) futures contracts primarily to equitize open dividend receivables and manage day-to-day cash flows to ensure the Fund stayed fully invested. The futures did not meaningfully impact performance, as the index characteristics of the futures matched those of the underlying benchmark of the fund.

DFA

During the reporting period, Dimensional Fund Advisors LP (DFA) managed the Fund from January 1, 2021 through April 29, 2021. During that approximate four-month period, the Fund’s Class P outperformed the benchmark. Under DFA’s management, the Fund sought long-term growth of capital by capturing the returns of large market capitalization equity securities in emerging markets. We at DFA employed a disciplined approach that emphasized broad diversification and consistent exposure to large market capitalization emerging markets equities but did not attempt to track a specific index. The investment strategy was process driven, with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large market capitalization segment of emerging markets. In assessing profitability, we could consider such factors as earnings or profits from operations relative to book value or assets. As of April 29, 2021, the Fund held more than 1,300 securities invested in 24 eligible emerging markets countries.

With low relative price (value) stocks outperforming high relative price (growth) stocks during the period we managed the Fund, the Fund’s greater emphasis on value stocks contributed to relative performance. The Fund’s greater emphasis on mid capitalization stocks also contributed positively to relative performance, as mid capitalization stocks outperformed large capitalization stocks during the period we managed the Fund. Conversely, at the country level, the Fund’s lesser allocation to Saudi Arabia detracted from relative performance, as these stocks generally outperformed during the period we managed the Fund.

For the period we managed the Fund, the Fund used exchange traded index futures to equitize large flows of cash.

PD International Large-Cap Index Portfolio (managed by FIAM LLC, and sub-subadvised Geode Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2021?

A. For the year ended December 31, 2021, the PD International Large-Cap Index Portfolio’s Class P returned 14.19%, compared to a 13.88% return for its benchmark, the MSCI World ex USA Large Cap Index and a 12.62% return for the MSCI World ex USA Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC and Geode Capital Management, LLC began managing the Fund on April 30, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2021
	1 Year	5 Years	10 Years

Fund's Class P	14.19%	9.99%	7.94%

MSCI World ex USA Large Cap Index	13.88%	9.66%	7.66%

MSCI World ex USA Index	12.62%	9.63%	7.84%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the Fund’s benchmark index, MSCI World ex USA Large Cap Index. The Fund also outperformed the MSCI World ex USA Index, which was the Fund’s benchmark index prior to April 30, 2021. The Fund changed its benchmark index in connection with the Fund’s change in sub-adviser and sub-subadviser and change in strategy from an actively managed fund to a passively managed fund.

FIAM/Geode

FIAM assumed management of the Fund on April 30, 2021. During the approximate eight-month period from April 30, 2021 through December 31, 2021 when FIAM managed the Fund (and Geode served as the sub-subadviser), the Fund’s Class P underperformed the

See explanation of benchmark definitions on A-58 – A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

benchmark. We at FIAM utilize an international large-cap index portfolio that seeks to track the total return of the MSCI World ex-U.S. Large Cap Index. There were no material market events or changes in strategy, during the period we managed the Fund, that materially impacted the Fund’s relative return.

Reasons for Fund underperformance versus the benchmark were related to the cumulative impact of investing the day-to-day cash flows and Fund management impacts such as an optimized fund, trading costs, and tax withholding differences.

There was no impact from either sector or stock selection that caused any significant performance variance between the Fund and its benchmark.

The best sector for the period was energy at 14.70% while the worst was communication services at -12.32%.

Because the Fund weights are managed to mimic the constituents included by the benchmark, there were no holdings that significantly contributed or detracted from the Fund’s benchmark-relative performance.

During the period we managed the Fund, Novo Nordisk A/S at 54.07% in the healthcare sector and ASML Holding NV at 24.03% in the technology sector were the biggest contributors. Softbank Group at -47.65% in the communications sector and AIA Group at -19.72% in the financials sector were the biggest detractors.

The Fund used exchange traded (cash settled) futures contracts primarily to equitize open dividend receivables and manage day-to-day cash flows to ensure the Fund stayed fully invested. The futures did not meaningfully impact performance, as the index characteristics of the futures matched those of the underlying benchmark of the Fund.

DFA

During the reporting period, DFA managed the Fund from January 1, 2021 through April 29, 2021. During that approximate four-month period, the Fund’s Class P outperformed the benchmark. Under DFA’s management, the Fund sought long-term growth of capital by capturing the returns of large market capitalization equity securities in developed markets (other than the U.S.). We at DFA employed a disciplined approach that emphasized broad diversification and consistent exposure to large market capitalization equities within developed ex U.S. markets but did not attempt to track a specific index. The investment strategy was process driven, with increased exposure to stocks with relatively smaller market capitalizations, lower relative price (value) and higher profitability within the large market capitalization segment of developed ex U.S. markets. In assessing profitability, we could consider such factors as earnings or profits from operations relative to book value or assets. As of April 29, 2021, the Fund held more than 1,200 securities invested in 22 eligible developed market countries.

The Fund’s greater emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed during the period we managed the Fund. The Fund’s greater emphasis on mid capitalization stocks also contributed positively to relative performance, as mid capitalization stocks outperformed large capitalization stocks during the period we managed the Fund. Conversely, at the sector level, the Fund’s lesser allocation to financials detracted from relative performance, as these stocks generally outperformed during the period we managed the Fund.

For the period we managed the Fund, the Fund used exchange traded index futures to equitize large flows of cash.

Benchmark Definitions

Bloomberg US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg US 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that are rated investment grade and have a remaining maturity of greater than or equal to one year and less than three years. Results include the reinvestment of all distributions.

Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg US Corporate High-Yield Bond Index measures the performance of the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk, based on the index provider’s definition of an emerging market country, are excluded. Results include the reinvestment of all distributions.

Bloomberg US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

ESG Diversified Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI ACWI ex USA indices. Results include the reinvestment of all distributions.

ESG Diversified Growth Composite Benchmark is 60% S&P 500; 20% Bloomberg US Aggregate Bond; and 20% MSCI ACWI ex USA indices. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified Index tracks liquid, U.S. dollar-denominated emerging market fixed- and floating-rate debt instruments issued by corporates. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency denominated money market instruments. The index consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Blended (JEMB) – Equal Weighted Index is a blended index comprised of 1/3 each of the following: J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, and J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified Index. The JEMB – Equal Weighted Index is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) ACWI (All Country World Index) ex USA Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of large- and mid-cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI ACWI (All Country World Index) ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2021, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2021, the MSCI Emerging Markets Index consists of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Large Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the investable equity market performance of large-capitalization securities in developed markets, excluding the United States. As of December 31, 2021, the index consisted of securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg US Aggregate Bond; 30% S&P 500; and 10% MSCI World ex USA Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI World ex USA Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA ; and 20% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg US Aggregate Bond; 15% S&P 500; 7% ICE BofA U.S. 3-Month T-Bill; and 5% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE; and 5% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg US Aggregate Bond; 40% S&P 500; 15% MSCI EAFE ; and 2% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Bloomberg US Aggregate Bond; and 20% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE; and 10% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF DFA Balanced Allocation Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI EAFE indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by the index provider. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

Note:

The Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Growth Index, Russell Midcap Index, Russell 2000 Index, and Russell 2000 Value Index (together, the “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, the index-portion of Small-Cap Equity, and the Small-Cap Index Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. Each Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. No further distribution of a Russell® index is permitted without the Licensor Parties’ express written consent. All other third-party trademarks and service marks belong to their respective owners.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 45.9%
Basic Materials - 0.8%
Anglo American Capital PLC (South Africa)
2.625% due 09/10/30 ~	$3,100,000	$3,043,402
3.950% due 09/10/50 ~	1,500,000	1,596,430
Glencore Funding LLC (Australia) 2.625% due 09/23/31 ~	700,000	680,975

		5,320,807

Communications - 4.0%
AT&T, Inc.
2.550% due 12/01/33	1,500,000	1,468,804
3.500% due 09/15/53	2,953,000	2,984,836
3.850% due 06/01/60	1,900,000	1,990,410
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% due 06/01/41	1,900,000	1,855,798
3.850% due 04/01/61	2,800,000	2,648,386
Cox Communications, Inc. 1.800% due 10/01/30 ~	1,000,000	943,220
Expedia Group, Inc.
2.950% due 03/15/31	800,000	799,692
4.625% due 08/01/27	2,000,000	2,228,506
Sprint Communications, Inc. 6.000% due 11/15/22	2,000,000	2,084,200
T-Mobile USA, Inc.
2.250% due 02/15/26 ~	1,000,000	1,004,025
2.250% due 11/15/31	1,000,000	971,439
2.625% due 04/15/26	50,000	50,315
3.375% due 04/15/29 ~	875,000	893,086
Verizon Communications, Inc.
1.680% due 10/30/30	1,200,000	1,141,353
1.750% due 01/20/31	1,000,000	947,655
3.400% due 03/22/41	2,200,000	2,307,381
3.850% due 11/01/42	1,000,000	1,119,663

		25,438,769

Consumer, Cyclical - 5.6%
Air Canada Pass-Through Trust Class A (Canada) 4.125% due 11/15/26 ~	1,329,657	1,363,442
American Airlines Pass-Through Trust Class A 2.875% due 01/11/36	975,000	969,939
American Airlines Pass-Through Trust Class AA 3.600% due 03/22/29	1,405,009	1,452,001
American Airlines Pass-Through Trust Class B 3.950% due 01/11/32	650,000	646,009
British Airways Pass-Through Trust Class A (United Kingdom)
3.350% due 12/15/30 ~	1,175,537	1,170,868
4.625% due 12/20/25 ~	726,526	758,265
British Airways Pass-Through Trust Class AA (United Kingdom) 3.300% due 06/15/34 ~	2,728,877	2,819,073
Choice Hotels International, Inc. 3.700% due 01/15/31	1,400,000	1,486,191
Continental Airlines Pass-Through Trust Class A 4.000% due 04/29/26	1,202,387	1,248,007
Delta Air Lines Pass-Through Trust Class AA 3.625% due 01/30/29	295,649	311,422
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.500% due 10/20/25 ~	400,000	420,653

	Principal Amount	Value
Ford Motor Credit Co. LLC
2.900% due 02/16/28	$1,800,000	$1,807,083
3.375% due 11/13/25	1,050,000	1,092,247
4.542% due 08/01/26	1,550,000	1,685,323
Genting New York LLC/GENNY Capital, Inc. 3.300% due 02/15/26 ~	900,000	892,096
Hilton Grand Vacations Borrower Escrow LLC 4.875% due 07/01/31 ~	1,450,000	1,452,182
International Game Technology PLC 4.125% due 04/15/26 ~	2,500,000	2,578,275
Kohl’s Corp. 3.375% due 05/01/31	1,750,000	1,784,081
Lennar Corp. 4.500% due 04/30/24	1,000,000	1,063,420
Marriott International, Inc. 3.500% due 10/15/32	1,750,000	1,835,224
Meritage Homes Corp. 3.875% due 04/15/29 ~	1,875,000	1,971,441
MGM Resorts International 6.000% due 03/15/23	1,200,000	1,255,518
New Red Finance, Inc. (Canada) 3.875% due 01/15/28 ~	1,000,000	1,014,490
Six Flags Entertainment Corp. 4.875% due 07/31/24 ~	2,500,000	2,527,850
United Airlines Pass-Through Trust Class A 2.900% due 11/01/29	372,033	369,824
United Airlines Pass-Through Trust Class AA 4.150% due 02/25/33	614,593	673,823
US Airways Pass-Through Trust Class A 4.625% due 12/03/26	947,587	944,681

		35,593,428

Consumer, Non-Cyclical - 6.7%
Altria Group, Inc. 2.450% due 02/04/32	1,850,000	1,758,398
AmerisourceBergen Corp. 2.700% due 03/15/31	5,000,000	5,057,021
Amgen, Inc. 3.150% due 02/21/40	1,250,000	1,284,556
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.000% due 01/17/43	3,000,000	3,345,693
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 5.450% due 01/23/39	2,500,000	3,277,749
Block, Inc.
2.750% due 06/01/26 ~	2,000,000	2,005,010
3.500% due 06/01/31 ~	275,000	282,351
Centene Corp.
2.450% due 07/15/28	750,000	739,905
2.500% due 03/01/31	1,600,000	1,560,288
CoStar Group, Inc. 2.800% due 07/15/30 ~	1,800,000	1,802,552
Global Payments, Inc. 3.200% due 08/15/29	1,250,000	1,303,256
Humana, Inc. 3.950% due 03/15/27	1,000,000	1,093,706
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.000% due 05/15/32 ~	1,650,000	1,652,062
Kraft Heinz Foods Co. 4.375% due 06/01/46	4,200,000	4,928,908
Lamb Weston Holdings, Inc. 4.125% due 01/31/30 ~	1,675,000	1,721,766
Sysco Corp. 3.150% due 12/14/51	900,000	888,056
Universal Health Services, Inc.
2.650% due 10/15/30 ~	3,050,000	3,029,684
2.650% due 01/15/32 ~	1,050,000	1,032,979

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Viatris, Inc. 3.850% due 06/22/40	$3,150,000	$3,341,757
Viterra Finance BV (Netherlands) 3.200% due 04/21/31 ~	2,450,000	2,471,093

		42,576,790

Energy - 3.6%
Cheniere Corpus Christi Holdings LLC 2.742% due 12/31/39 ~	2,150,000	2,100,327
Cheniere Energy Partners LP 4.500% due 10/01/29	1,500,000	1,592,595
Energy Transfer LP
3.750% due 05/15/30	1,000,000	1,060,792
4.750% due 01/15/26	5,000,000	5,474,322
6.500% due 11/15/26	2,050,000	2,091,000
Enterprise Products Operating LLC 3.300% due 02/15/53	900,000	897,106
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	2,000,000	2,325,288
Kinder Morgan, Inc. 3.600% due 02/15/51	750,000	755,981
MPLX LP
5.200% due 12/01/47	1,600,000	1,948,036
6.875% due 02/15/23	1,750,000	1,763,125
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	1,400,000	1,200,787
Phillips 66 3.300% due 03/15/52	1,500,000	1,501,154

		22,710,513

Financial - 14.9%
ABN AMRO Bank NV (Netherlands) 3.324% due 03/13/37 ~	1,200,000	1,200,289
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.300% due 01/30/32	1,650,000	1,682,357
Air Lease Corp.
3.000% due 02/01/30	1,000,000	999,215
4.650% due 06/15/26	2,700,000	2,804,625
Assured Guaranty US Holdings, Inc. 3.600% due 09/15/51	1,150,000	1,198,746
Avolon Holdings Funding Ltd. (Ireland) 2.750% due 02/21/28 ~	2,150,000	2,111,134
Banco Santander SA (Spain) 2.749% due 12/03/30	1,500,000	1,469,604
Bank of America Corp.
1.922% due 10/24/31	2,000,000	1,917,121
2.482% due 09/21/36	2,500,000	2,424,315
2.687% due 04/22/32	2,850,000	2,895,291
BNP Paribas SA (France)
2.871% due 04/19/32 ~	3,500,000	3,552,399
4.625% due 02/25/31 ~	1,600,000	1,608,800
Broadstone Net Lease LLC 2.600% due 09/15/31	1,250,000	1,214,712
Citigroup, Inc.
2.666% due 01/29/31	2,500,000	2,540,476
4.600% due 03/09/26	3,400,000	3,753,491
Fidelity National Financial, Inc. 3.200% due 09/17/51	1,150,000	1,101,656
Five Corners Funding Trust II 2.850% due 05/15/30 ~	1,350,000	1,400,310
GLP Capital LP/GLP Financing II, Inc. 3.250% due 01/15/32	600,000	604,209
Goldman Sachs Group, Inc.
2.383% due 07/21/32	1,600,000	1,576,676
2.615% due 04/22/32	4,000,000	4,032,949
Hill City Funding Trust 4.046% due 08/15/41 ~	1,200,000	1,162,715
Host Hotels & Resorts LP REIT
2.900% due 12/15/31	2,200,000	2,124,878

	Principal Amount	Value
3.375% due 12/15/29	$1,900,000	$1,938,579
3.500% due 09/15/30	500,000	513,858
HSBC Holdings PLC (United Kingdom)
2.871% due 11/22/32	1,750,000	1,766,448
4.700% due 03/09/31	1,450,000	1,453,625
JPMorgan Chase & Co.
2.522% due 04/22/31	4,400,000	4,451,986
2.580% due 04/22/32	1,350,000	1,368,789
2.956% due 05/13/31	4,550,000	4,715,934
3.960% due 01/29/27	1,000,000	1,081,055
Liberty Mutual Group, Inc. 4.300% due 02/01/61 ~	2,650,000	2,495,015
LSEGA Financing PLC (United Kingdom) 3.200% due 04/06/41 ~	1,800,000	1,882,329
Morgan Stanley
2.484% due 09/16/36	3,100,000	2,988,418
3.950% due 04/23/27	1,250,000	1,377,162
5.000% due 11/24/25	1,500,000	1,680,739
Northwestern Mutual Life Insurance Co. 3.625% due 09/30/59 ~	1,500,000	1,656,845
OneMain Finance Corp.
5.375% due 11/15/29	1,750,000	1,905,312
6.125% due 03/15/24	2,600,000	2,759,718
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	2,200,000	2,320,995
Stewart Information Services Corp. 3.600% due 11/15/31	1,550,000	1,571,161
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	2,000,000	2,423,430
VICI Properties LP/VICI Note Co., Inc. REIT
3.750% due 02/15/27 ~	2,250,000	2,326,545
4.625% due 12/01/29 ~	3,750,000	3,997,312
Wells Fargo & Co.
3.900% due 03/15/26	1,950,000	2,004,844
4.400% due 06/14/46	2,500,000	2,969,916

		95,025,983

Industrial - 3.8%
Allegion US Holding Co., Inc. 3.550% due 10/01/27	5,289,000	5,612,441
Berry Global, Inc. 4.875% due 07/15/26 ~	2,000,000	2,071,460
Flowserve Corp. 2.800% due 01/15/32	3,200,000	3,117,201
Masco Corp. 7.750% due 08/01/29	950,000	1,272,037
nVent Finance Sarl (Luxembourg) 2.750% due 11/15/31	2,300,000	2,292,968
TD SYNNEX Corp. 2.375% due 08/09/28 ~	1,750,000	1,700,083
TransDigm, Inc. 6.250% due 03/15/26 ~	771,000	802,334
Vertical US Newco., Inc. (Germany) 5.250% due 07/15/27 ~	1,500,000	1,578,795
Vontier Corp. 2.400% due 04/01/28 ~	2,150,000	2,081,028
Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	3,650,000	3,602,645

		24,130,992

Technology - 3.1%
Broadcom, Inc.
3.137% due 11/15/35 ~	3,000,000	3,021,104
3.187% due 11/15/36 ~	777,000	776,820
4.150% due 11/15/30	973,000	1,079,979
CGI, Inc. (Canada) 2.300% due 09/14/31 ~	1,650,000	1,591,402
Fiserv, Inc. 3.500% due 07/01/29	2,100,000	2,260,643
Kyndryl Holdings, Inc. 3.150% due 10/15/31 ~	3,500,000	3,398,691

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 3.875% due 06/18/26 ~	$3,000,000	$3,241,054
Oracle Corp.
2.875% due 03/25/31	1,500,000	1,510,737
3.950% due 03/25/51	2,500,000	2,599,702
Skyworks Solutions, Inc. 3.000% due 06/01/31	600,000	605,404

		20,085,536

Utilities - 3.4%
Dominion Energy, Inc. 4.350% due 01/15/27	1,550,000	1,604,250
DPL, Inc.
4.125% due 07/01/25	300,000	313,934
4.350% due 04/15/29	1,125,000	1,196,927
Duke Energy Progress NC Storm Funding LLC 2.387% due 07/01/39	2,650,000	2,689,906
Edison International 5.000% due 12/15/26	350,000	358,505
FirstEnergy Corp. 4.400% due 07/15/27	1,500,000	1,616,773
IPALCO Enterprises, Inc. 4.250% due 05/01/30	1,350,000	1,484,795
NextEra Energy Capital Holdings, Inc. 3.000% due 01/15/52	2,100,000	2,101,535
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	1,850,000	1,923,972
PG&E Energy Recovery Funding LLC 2.280% due 01/15/38	1,200,000	1,201,938
Pike Corp. 5.500% due 09/01/28 ~	2,000,000	2,007,400
Sempra Energy 4.125% due 04/01/52	2,350,000	2,381,189
Southern California Edison Co. 4.000% due 04/01/47	500,000	552,522
Southwestern Electric Power Co. 3.250% due 11/01/51	900,000	894,556
Talen Energy Supply LLC
6.500% due 06/01/25	750,000	299,220
6.625% due 01/15/28 ~	500,000	439,457
Vistra Operations Co. LLC 3.550% due 07/15/24 ~	750,000	772,797

		21,839,676

Total Corporate Bonds & Notes (Cost $287,946,405)		292,722,494

SENIOR LOAN NOTES - 17.2%
Communications - 0.6%
CSC Holdings LLC
Term B
2.374% (USD LIBOR + 2.250%) due 01/15/26 §	989,822	978,841
Term B5
2.601% (USD LIBOR + 2.500%) due 04/15/27 §	2,463,674	2,436,986
SBA Senior Finance II LLC Term B 1.853% (USD LIBOR + 1.750%) due 04/11/25 §	593,846	588,196

		4,004,023

Consumer, Cyclical - 4.0%
Carnival Corp. Term Loan B (Panama) 4.000% (USD LIBOR + 3.250%) due 10/18/28 §	750,000	743,437
ClubCorp Holdings, Inc. Term B 2.878% (USD LIBOR + 2.750%) due 09/18/24 §	1,914,786	1,849,136

	Principal Amount	Value
Great Outdoors Group LLC Term B1 4.500% (USD LIBOR + 3.750%) due 03/05/28 §	$1,237,523	$1,240,424
Harbor Freight Tools USA, Inc. Term B 3.250% (USD LIBOR + 2.750%) due 10/19/27 §	2,478,722	2,476,593
Hayward Industries, Inc. Term B 3.000% (USD LIBOR + 2.750%) due 05/28/28 §	995,000	991,891
Hilton Grand Vacations Borrower LLC Term B 3.500% (USD LIBOR + 3.000%) due 08/02/28 §	997,500	1,000,305
Marriott Ownership Resorts, Inc. Term B 1.851% (USD LIBOR + 1.750%) due 08/31/25 §	1,731,949	1,707,269
Mileage Plus Holdings LLC Term B 6.250% (USD LIBOR + 5.250%) due 06/20/27 §	1,000,000	1,058,125
Restaurant Brands Co. Term B (Canada) 1.853% (USD LIBOR + 1.750%) due 11/19/26 §	3,809,167	3,771,075
SeaWorld Parks & Entertainment, Inc. Term Loan B 3.500% (USD LIBOR + 3.000%) due 08/25/28 §	3,990,000	3,979,027
SRS Distribution, Inc. Term B 4.250% (USD LIBOR + 3.750%) due 06/02/28 §	1,246,875	1,246,486
Stars Group Holdings BV Term B (Canada) 2.354% (USD LIBOR + 2.250%) due 07/21/26 §	2,042,229	2,037,471
United Airlines, Inc. Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	3,473,750	3,493,050

		25,594,289

Consumer, Non-Cyclical - 4.7%
Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	1,246,875	1,243,499
Avantor Funding, Inc. Term B4 2.500% (USD LIBOR + 2.000%) due 11/24/24 §	1,446,542	1,446,542
Bausch Health Americas, Inc. Term B 3.175% (USD LIBOR + 3.000%) due 06/01/25 §	5,632,421	5,614,431
CoreLogic, Inc. Term B 4.000% (USD LIBOR + 3.500%) due 06/02/28 §	2,743,125	2,745,182
Heartland Dental LLC Term B 4.109% (USD LIBOR + 4.000%) due 04/30/25 §	1,243,750	1,242,325
Mavis Tire Express Services Topco Corp. 4.750% (USD LIBOR + 4.000%) due 05/04/28 §	2,985,000	2,990,224
Mozart Borrower LP Term B 3.750% (USD LIBOR + 3.250%) due 10/21/28 §	750,000	750,234
Packaging Coordinators Midco, Inc. 4.500% (USD LIBOR + 3.750%) due 11/30/27 §	498,744	499,367
Pathway Vet Alliance LLC Term B 3.851% (USD LIBOR + 3.750%) due 03/31/27 §	3,451,559	3,444,728
PetVet Care Centers LLC Term B3 4.250% (USD LIBOR + 3.500%) due 02/15/25 §	5,310,974	5,317,613
Spin Holdco, Inc. 4.750% , (LIBOR + 4.000%) due 03/04/28 §	1,990,000	1,998,569

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.500% (USD LIBOR + 3.750%) due 10/02/26 §	$1,228,219	$1,230,906
Trans Union LLC Term Loan B6 due 12/01/28 µ	250,000	249,705
Wand NewCo 3, Inc. Term B1 3.101% (USD LIBOR + 3.000%) due 02/05/26 §	877,580	866,975

		29,640,300

Energy - 0.8%
BCP Raptor II LLC Term B due 11/03/25 µ	2,991,928	2,981,831
BCP Raptor LLC 5.250% (USD LIBOR + 4.250%) due 06/30/24 §	1,994,697	1,994,162

		4,975,993

Financial - 2.2%
Acrisure LLC Term B 3.610% (USD LIBOR + 3.500%) due 02/15/27 §	247,481	245,213
AssuredPartners, Inc. Term B 3.610% (USD LIBOR + 3.500%) due 02/13/27 §	1,225,000	1,217,344
Avolon TLB Borrower 1 US LLC Term B3 (Ireland) 2.500% (USD LIBOR + 1.750%) due 01/15/25 §	1,926,471	1,929,414
HUB International Ltd. Term B 2.852% (USD LIBOR + 3.000%) due 04/25/25 §	2,922,062	2,889,796
NFP Corp. Term B 3.360% (USD LIBOR + 3.250%) due 02/13/27 §	3,443,687	3,392,955
USI ,Inc. Term B 3.173% (USD LIBOR + 3.000%) due 05/16/24 §	4,343,082	4,316,841

		13,991,563

Industrial - 2.4%
Engineered Components & Systems LLC Term B
6.500% (USD LIBOR + 6.000%) due 08/02/28 § ± f	1,500,000	1,488,750
Filtration Group Corp. Term B 3.224% (USD LIBOR + 3.000%) due 03/29/25 §	3,342,178	3,320,871
Flex Acquisition Co., Inc. Term B 4.000% (USD LIBOR + 3.500%) due 03/02/28 §	2,104,767	2,103,639
Pro Mach Group, Inc. Term B
5.000% (USD LIBOR + 4.000%) due 08/31/28 §	1,110,335	1,115,589
Term DD
5.000% (USD LIBOR + 4.000%) due 08/31/28 § f	139,665	140,326
Proampac PG Borrower LLC Term B 4.500% (USD LIBOR + 3.750%) due 11/03/25 §	1,488,750	1,490,983
Quikrete Holdings, Inc. Term B1 due 06/11/28 µ	1,000,000	998,177
TransDigm Inc Term E 2.351% (USD LIBOR + 2.250%) due 05/30/25 §	935,236	922,942
TransDigm, Inc. Term F 2.351% (USD LIBOR + 2.250%) due 12/09/25 §	3,825,339	3,778,609

		15,359,886

	Principal Amount	Value
Technology - 1.9%
Epicor Software Corp. Term Loan C due 07/31/27 µ	$2,984,887	$2,986,668
MKS Instruments, Inc. Term Loan B due 10/22/28 µ	1,000,000	999,062
Peraton Corp. Term B 4.500% (USD LIBOR + 3.750%) due 02/01/28 §	1,240,625	1,243,394
Sophia LP 4.250% (USD LIBOR + 3.50%) due 10/07/27 §	2,722,552	2,725,225
Tempo Acquisition LLC Term B 3.750% (USD LIBOR + 3.250%) due 10/31/26 §	862,658	864,949
UKG Inc. 3.750% (USD LIBOR + 3.250%) due 05/03/26 §	3,222,523	3,210,439

		12,029,737

Utilities - 0.6%
Pike Corp. Term B 3.104% (USD LIBOR + 3.000%) due 01/21/28 §	3,835,616	3,827,627

Total Senior Loan Notes (Cost $109,311,712)		109,423,418

MORTGAGE-BACKED SECURITIES - 2.0%
Fannie Mae - 2.0%
due 01/01/37 #	12,750,000	13,056,053

Total Mortgage-Backed Securities (Cost $13,036,377)		13,056,053

ASSET-BACKED SECURITIES - 16.5%
Aimco CLO 11 Ltd. (Cayman) 1.253% (USD LIBOR + 1.130%) due 10/17/34 § ~	1,500,000	1,500,149
AmeriCredit Automobile Receivables Trust
0.760% due 12/18/25	2,400,000	2,396,916
0.890% due 10/19/26	1,050,000	1,038,894
0.970% due 02/18/26	500,000	500,935
1.410% due 08/18/27	1,500,000	1,489,061
2.690% due 06/19/23	30,988	31,024
3.360% due 02/18/25	1,000,000	1,022,554
Buttermilk Park CLO Ltd. (Cayman) 1.224% (USD LIBOR + 1.100%) due 10/15/31 § ~	850,000	850,000
Citibank Credit Card Issuance Trust 0.879% (USD LIBOR + 0.770%) due 05/14/29 §	2,000,000	2,036,031
Dryden 55 CLO Ltd. (Cayman) 2.024% (USD LIBOR + 1.900%) due 04/15/31 § ~	1,000,000	994,573
Dryden 58 CLO Ltd. (Cayman)
1.622% (USD LIBOR + 1.500%) due 07/17/31 § ~	1,000,000	1,001,748
1.922% (USD LIBOR + 1.800%) due 07/17/31 § ~	1,000,000	991,514
Dryden 61 CLO Ltd. (Cayman)
1.112% (USD LIBOR + 0.990%) due 01/17/32 § ~	2,250,000	2,249,597
1.872% (USD LIBOR + 1.750%) due 01/17/32 § ~	1,250,000	1,248,444
Dryden 64 CLO Ltd. (Cayman) 1.522% (USD LIBOR + 1.400%) due 04/18/31 § ~	800,000	796,273

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Ford Credit Auto Owner Trust
2.040% due 12/15/26	$500,000	$509,266
3.020% due 10/15/24	2,940,000	3,010,096
3.190% due 07/15/31 ~	3,000,000	3,163,176
Madison Park Funding XXIX Ltd. (Cayman) 1.872% (USD LIBOR + 1.750%) due 10/18/30 § ~	1,750,000	1,751,577
Madison Park Funding XXVIII Ltd. (Cayman)
1.724% (USD LIBOR + 1.600%) due 07/15/30 § ~	1,400,000	1,400,762
1.974% (USD LIBOR + 1.850%) due 07/15/30 § ~	600,000	593,729
Magnetite XII Ltd. (Cayman) 1.224% (USD LIBOR + 1.100%) due 10/15/31 § ~	1,125,000	1,125,557
Magnetite XIV-R Ltd. (Cayman) 1.242% (USD LIBOR + 1.120%) due 10/18/31 § ~	2,500,000	2,500,218
Magnetite XXIX Ltd. (Cayman) 1.114% (USD LIBOR + 0.990%) due 01/15/34 § ~	1,300,000	1,299,368
MVW LLC 1.740% due 10/20/37 ~	234,513	235,006
Navient Private Education Refi Loan Trust
0.840% due 05/15/69 ~	442,048	436,808
1.220% due 07/15/69 ~	1,007,021	1,005,253
1.310% due 01/15/69 ~	810,393	807,467
1.690% due 05/15/69 ~	3,220,872	3,222,157
2.460% due 11/15/68 ~	489,970	499,828
2.640% due 05/15/68 ~	670,774	676,848
Navient Student Loan Trust
0.702% (USD LIBOR + 0.600%) due 12/26/69 § ~	1,234,380	1,237,649
0.823% (USD LIBOR + 0.720%) due 03/25/67 § ~	1,000,000	1,011,849
1.152% (USD LIBOR + 1.050%) due 06/25/69 § ~	879,896	904,294
1.310% due 12/26/69 ~	960,073	934,167
1.320% due 08/26/69 ~	1,278,512	1,240,553
3.390% due 12/15/59 ~	2,391,754	2,465,768
Neuberger Berman Loan Advisers CLO 25 Ltd. (Cayman) 1.472% (USD LIBOR + 1.350%) due 10/18/29 § ~	1,500,000	1,494,136
Neuberger Berman Loan Advisers CLO 26 Ltd. (Cayman) 1.545% (USD LIBOR + 1.400%) due 10/18/30 § ~	1,200,000	1,197,531
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman) 1.182% (USD LIBOR + 1.060%) due 04/16/33 § ~	500,000	500,693
Palmer Square CLO Ltd. (Cayman)
1.214% (USD LIBOR + 1.080%) due 11/15/31 § ~	4,000,000	4,000,000
1.222% (USD LIBOR + 1.100%) due 07/16/31 § ~	1,000,000	1,000,753
Palmer Square Loan Funding Ltd. (Cayman)
0.960% (USD LIBOR + 0.800%) due 05/20/29 § ~	1,257,384	1,257,943
1.032% (USD LIBOR + 0.900%) due 04/20/29 § ~	1,979,366	1,980,150
1.410% (USD LIBOR + 1.250%) due 05/20/29 § ~	4,000,000	3,978,126
1.510% (USD LIBOR + 1.350%) due 02/20/28 § ~	1,350,000	1,351,313
1.528% (USD LIBOR + 1.400%) due 10/15/29 § ~	4,800,000	4,800,764

	Principal Amount	Value
1.571% (USD LIBOR + 1.400%) due 07/20/29 § ~	$2,500,000	$2,499,103
2.060% (USD LIBOR + 1.900%) due 02/20/28 § ~	600,000	597,336
Regatta X Funding CLO Ltd. (Cayman) 1.242% (USD LIBOR + 1.120%) due 01/17/31 § ~	2,000,000	2,000,583
Santander Drive Auto Receivables Trust 0.750% due 02/17/26	1,900,000	1,898,691
SLM Student Loan Trust 0.674% (USD LIBOR + 0.550%) due 10/25/64 § ~	689,955	686,015
SMB Private Education Loan Trust
0.840% (USD LIBOR + 0.730%) due 01/15/53 § ~	5,100,000	5,127,809
1.070% due 01/15/53 ~	2,466,260	2,403,871
1.290% due 07/15/53 ~	1,023,448	1,012,813
1.680% due 02/15/51 ~	1,500,000	1,489,219
2.230% due 09/15/37 ~	3,303,284	3,344,756
2.340% due 09/15/34 ~	403,011	406,850
2.700% due 05/15/31 ~	504,784	511,635
2.820% due 10/15/35 ~	1,084,612	1,106,089
2.880% due 09/15/34 ~	1,159,815	1,178,256
3.440% due 07/15/36 ~	1,358,754	1,404,277
3.500% due 02/15/36 ~	831,456	861,857
3.600% due 01/15/37 ~	921,072	958,422
3.630% due 11/15/35 ~	731,987	759,938
SoFi Professional Loan Program Trust 2.540% due 05/15/46 ~	1,089,452	1,109,529
Stratus CLO Ltd. (Cayman) 1.491% (USD LIBOR + 1.400%) due 12/29/29 § ~	4,000,000	4,002,009
Tiaa CLO III Ltd. (Cayman) 1.272% (USD LIBOR + 1.150%) due 01/16/31 § ~	1,834,000	1,836,305

Total Asset-Backed Securities (Cost $104,559,986)		104,935,881

U.S. TREASURY OBLIGATIONS - 14.5%
U.S. Treasury Bonds - 4.9%
1.125% due 05/15/40	6,000,000	5,260,781
1.250% due 05/15/50	2,000,000	1,699,140
1.375% due 08/15/50	1,250,000	1,095,459
1.750% due 08/15/41	5,500,000	5,334,141
2.000% due 02/15/50	1,750,000	1,778,232
2.000% due 08/15/51	2,500,000	2,549,219
2.250% due 08/15/46	1,950,000	2,062,582
2.500% due 02/15/46	6,500,000	7,182,754
2.750% due 11/15/47	3,500,000	4,076,133

		31,038,441

U.S. Treasury Notes - 9.6%
0.250% due 05/31/25	9,000,000	8,756,016
0.250% due 06/30/25	12,000,000	11,660,156
0.250% due 10/31/25	3,000,000	2,899,922
0.500% due 06/30/27	10,000,000	9,571,094
0.500% due 10/31/27	3,000,000	2,855,625
0.625% due 05/15/30	3,500,000	3,273,320
1.125% due 02/15/31	4,500,000	4,368,340
1.250% due 08/31/24	8,500,000	8,579,024
1.625% due 05/15/26	1,000,000	1,016,914
2.000% due 11/30/22	8,000,000	8,116,303

		61,096,714

Total U.S. Treasury Obligations (Cost $91,540,463)		92,135,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value

SHORT-TERM INVESTMENT - 6.5%
Repurchase Agreement - 6.5%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $41,487,273; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $42,317,138)	$41,487,273	$41,487,273

Total Short-Term Investment (Cost $41,487,273)		41,487,273

TOTAL INVESTMENTS - 102.6% (Cost $647,882,216)		653,760,274

OTHER ASSETS & LIABILITIES, NET - (2.6%)		(16,449,267)

NET ASSETS - 100.0%		$637,311,007

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	45.9%
Senior Loan Notes	17.2%
Asset-Backed Securities	16.5%
U.S. Treasury Obligations	14.5%
Short-Term Investment	6.5%
Others (each less than 3.0%)	2.0%

	102.6%
Other Assets & Liabilities, Net	(2.6%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$292,722,494	$-	$292,722,494	$-
	Senior Loan Notes	109,423,418	-	107,934,668	1,488,750
	Mortgage-Backed Securities	13,056,053	-	13,056,053	-
	Asset-Backed Securities	104,935,881	-	104,935,881	-
	U.S. Treasury Obligations	92,135,155	-	92,135,155	-
	Short-Term Investment	41,487,273	-	41,487,273	-

	Total	$653,760,274	$-	$652,271,524	$1,488,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 37.3%
Basic Materials - 1.5%
Anglo American Capital PLC (South Africa)
3.625% due 09/11/24 ~	$500,000	$525,186
4.000% due 09/11/27 ~	1,080,000	1,162,097
4.750% due 04/10/27 ~	5,000,000	5,565,004
ArcelorMittal SA (Luxembourg) 7.000% due 10/15/39	740,000	1,020,534
Barrick Gold Corp. (Canada) 5.250% due 04/01/42	340,000	441,930
Barrick North America Finance LLC (Canada)
5.700% due 05/30/41	1,983,000	2,701,612
5.750% due 05/01/43	1,500,000	2,042,455
BHP Billiton Finance USA Ltd. (Australia)
2.875% due 02/24/22	214,000	214,618
5.000% due 09/30/43	1,220,000	1,616,875
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	2,060,000	2,243,775
Freeport-McMoRan, Inc.
3.875% due 03/15/23	40,000	41,400
4.550% due 11/14/24	120,000	128,721
4.625% due 08/01/30	710,000	762,654
5.450% due 03/15/43	4,590,000	5,778,994
Glencore Funding LLC (Australia)
4.000% due 03/27/27 ~	5,530,000	5,970,312
4.125% due 05/30/23 ~	130,000	135,360
4.125% due 03/12/24 ~	6,520,000	6,859,222
4.625% due 04/29/24 ~	2,000,000	2,137,145
OCP SA (Morocco)
3.750% due 06/23/31 ~	1,650,000	1,608,156
4.500% due 10/22/25 ~	1,600,000	1,693,139
5.125% due 06/23/51 ~	1,450,000	1,373,534
Orbia Advance Corp. SAB de CV (Mexico)
1.875% due 05/11/26 ~	3,320,000	3,274,997
2.875% due 05/11/31 ~	3,150,000	3,105,317
Southern Copper Corp. (Peru)
5.250% due 11/08/42	6,410,000	8,079,132
6.750% due 04/16/40	600,000	840,597
Suzano Austria GmbH (Brazil)
3.125% due 01/15/32	1,560,000	1,512,014
3.750% due 01/15/31	4,440,000	4,519,876
Teck Resources Ltd. (Canada) 6.000% due 08/15/40	90,000	115,463
Vale Overseas Ltd. (Brazil) 6.875% due 11/21/36	1,193,000	1,587,263
Yamana Gold, Inc. (Canada) 4.625% due 12/15/27	1,810,000	1,957,362

		69,014,744

Communications - 4.4%
Alphabet, Inc.
0.450% due 08/15/25	430,000	420,473
0.800% due 08/15/27	820,000	794,429
1.100% due 08/15/30	980,000	927,444
2.050% due 08/15/50	1,550,000	1,387,471
Amazon.com, Inc.
0.800% due 06/03/25	2,100,000	2,077,635
1.200% due 06/03/27	2,570,000	2,536,707
1.500% due 06/03/30	1,310,000	1,270,922
2.100% due 05/12/31	1,120,000	1,136,297
2.500% due 06/03/50	2,080,000	1,986,161
3.150% due 08/22/27	2,710,000	2,928,785
3.875% due 08/22/37	1,310,000	1,542,298
4.050% due 08/22/47	2,720,000	3,305,783
4.250% due 08/22/57	390,000	500,812
4.950% due 12/05/44	190,000	259,911
AT&T, Inc.
1.650% due 02/01/28	3,200,000	3,134,989
2.300% due 06/01/27	2,850,000	2,901,636

	Principal Amount	Value
2.550% due 12/01/33	$510,000	$499,393
3.100% due 02/01/43	3,920,000	3,818,840
3.300% due 02/01/52	470,000	461,595
3.500% due 09/15/53	2,770,000	2,799,863
3.550% due 09/15/55	3,394,000	3,412,050
3.650% due 09/15/59	550,000	556,520
3.800% due 12/01/57	180,000	187,818
4.350% due 06/15/45	744,000	840,634
5.350% due 09/01/40	490,000	622,009
5.550% due 08/15/41	550,000	722,628
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% due 08/15/30 ~	170,000	174,290
4.500% due 05/01/32	2,520,000	2,596,646
5.000% due 02/01/28 ~	940,000	979,480
5.125% due 05/01/27 ~	1,270,000	1,309,656
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% due 03/01/42	720,000	699,606
4.200% due 03/15/28	2,890,000	3,167,529
4.800% due 03/01/50	540,000	606,085
4.908% due 07/23/25	4,310,000	4,749,622
5.375% due 04/01/38	2,150,000	2,570,119
5.750% due 04/01/48	2,070,000	2,587,241
6.384% due 10/23/35	270,000	349,303
6.484% due 10/23/45	650,000	889,566
6.834% due 10/23/55	370,000	530,986
Comcast Corp.
2.800% due 01/15/51	620,000	598,990
2.887% due 11/01/51 ~	2,253,000	2,184,962
2.937% due 11/01/56 ~	434,000	414,531
3.150% due 03/01/26	1,270,000	1,355,364
3.250% due 11/01/39	190,000	200,843
3.300% due 04/01/27	1,510,000	1,624,007
3.400% due 04/01/30	1,000,000	1,092,471
3.400% due 07/15/46	170,000	180,507
3.750% due 04/01/40	220,000	246,763
3.950% due 10/15/25	6,050,000	6,610,266
4.000% due 03/01/48	270,000	311,774
4.150% due 10/15/28	3,990,000	4,532,443
4.250% due 10/15/30	2,390,000	2,761,118
5.650% due 06/15/35	290,000	384,695
6.500% due 11/15/35	307,000	442,301
CSC Holdings LLC
4.125% due 12/01/30 ~	5,860,000	5,730,318
4.500% due 11/15/31 ~	2,160,000	2,136,499
DISH DBS Corp.
5.125% due 06/01/29	1,120,000	1,021,014
5.250% due 12/01/26 ~	690,000	702,185
5.875% due 11/15/24	1,361,000	1,399,870
7.750% due 07/01/26	690,000	728,847
FOX Corp. 5.476% due 01/25/39	1,450,000	1,873,351
Prosus NV (China)
3.061% due 07/13/31 ~	8,710,000	8,499,278
3.832% due 02/08/51 ~	450,000	420,793
4.027% due 08/03/50 ~	2,450,000	2,358,878
Sprint Capital Corp. 8.750% due 03/15/32	1,420,000	2,132,386
Sprint Corp.
7.625% due 02/15/25	910,000	1,047,651
7.875% due 09/15/23	40,000	44,109
T-Mobile USA, Inc.
2.050% due 02/15/28	380,000	377,468
2.250% due 02/15/26	410,000	411,650
2.550% due 02/15/31	3,590,000	3,574,816
2.625% due 02/15/29	1,290,000	1,272,882
2.875% due 02/15/31	950,000	939,864
3.000% due 02/15/41	330,000	322,780
3.300% due 02/15/51	50,000	48,949

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.500% due 04/15/25	$6,930,000	$7,347,211
3.500% due 04/15/31	1,500,000	1,563,165
3.500% due 04/15/31 ~	1,420,000	1,479,796
3.750% due 04/15/27	330,000	357,522
3.875% due 04/15/30	3,880,000	4,247,538
Telefonica Emisiones SA (Spain) 5.520% due 03/01/49	1,500,000	1,957,326
Tencent Holdings Ltd. (China)
3.680% due 04/22/41 ~	2,130,000	2,215,258
3.840% due 04/22/51 ~	6,130,000	6,451,453
Time Warner Cable LLC
5.500% due 09/01/41	250,000	303,711
6.750% due 06/15/39	1,310,000	1,788,038
7.300% due 07/01/38	4,010,000	5,685,180
Time Warner Entertainment Co. LP 8.375% due 07/15/33	990,000	1,443,384
Verizon Communications, Inc.
1.750% due 01/20/31	1,620,000	1,535,201
2.100% due 03/22/28	1,540,000	1,544,055
2.355% due 03/15/32 ~	6,352,000	6,265,985
2.550% due 03/21/31	4,550,000	4,595,263
2.625% due 08/15/26	2,770,000	2,889,062
2.650% due 11/20/40	3,760,000	3,579,229
2.875% due 11/20/50	10,980,000	10,449,599
3.150% due 03/22/30	1,410,000	1,493,322
3.850% due 11/01/42	960,000	1,074,876
4.000% due 03/22/50	610,000	702,299
4.125% due 03/16/27	286,000	318,135
4.125% due 08/15/46	980,000	1,139,442
4.329% due 09/21/28	715,000	812,939
4.400% due 11/01/34	1,750,000	2,041,542
4.500% due 08/10/33	6,570,000	7,735,412
4.862% due 08/21/46	630,000	812,840
5.500% due 03/16/47	250,000	349,693
Vodafone Group PLC (United Kingdom) 4.375% due 05/30/28	2,640,000	2,973,056

		205,379,387

Consumer, Cyclical - 2.8%
Costco Wholesale Corp.
1.375% due 06/20/27	2,890,000	2,869,707
1.600% due 04/20/30	1,650,000	1,600,235
Delta Air Lines, Inc.
2.900% due 10/28/24	2,160,000	2,203,847
3.625% due 03/15/22	1,200,000	1,200,045
3.800% due 04/19/23	520,000	531,823
4.500% due 10/20/25 ~	1,800,000	1,892,937
4.750% due 10/20/28 ~	1,650,000	1,803,090
7.000% due 05/01/25 ~	8,510,000	9,737,935
7.375% due 01/15/26	2,130,000	2,509,898
Dollar General Corp. 3.250% due 04/15/23	170,000	174,163
Ford Motor Co.
3.250% due 02/12/32	2,140,000	2,195,640
4.750% due 01/15/43	300,000	331,658
Ford Motor Credit Co. LLC
2.900% due 02/16/28	650,000	652,558
3.339% due 03/28/22	200,000	200,598
3.625% due 06/17/31	1,770,000	1,866,199
3.664% due 09/08/24	270,000	280,747
4.000% due 11/13/30	4,360,000	4,698,031
4.125% due 08/17/27	1,590,000	1,718,186
5.113% due 05/03/29	300,000	341,390
5.125% due 06/16/25	760,000	827,488
General Motors Co.
5.150% due 04/01/38	440,000	531,278
5.400% due 10/02/23	700,000	749,563
5.950% due 04/01/49	1,450,000	1,989,396
6.125% due 10/01/25	1,230,000	1,414,143
6.250% due 10/02/43	570,000	781,674

	Principal Amount	Value
General Motors Financial Co., Inc.
3.450% due 04/10/22	$720,000	$722,222
4.250% due 05/15/23	1,250,000	1,301,350
4.350% due 01/17/27	520,000	573,229
Hanesbrands, Inc.
4.625% due 05/15/24 ~	2,170,000	2,274,746
4.875% due 05/15/26 ~	690,000	738,297
Hilton Domestic Operating Co., Inc.
3.625% due 02/15/32 ~	430,000	428,454
5.375% due 05/01/25 ~	800,000	833,308
5.750% due 05/01/28 ~	530,000	566,994
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% due 04/01/27	2,050,000	2,113,550
Home Depot, Inc.
2.500% due 04/15/27	1,050,000	1,095,717
2.700% due 04/15/30	1,130,000	1,186,879
3.300% due 04/15/40	1,230,000	1,336,143
3.350% due 04/15/50	3,510,000	3,838,043
3.900% due 12/06/28	190,000	214,141
3.900% due 06/15/47	210,000	245,952
Las Vegas Sands Corp.
2.900% due 06/25/25	7,200,000	7,186,411
3.200% due 08/08/24	4,710,000	4,798,185
Lennar Corp.
4.500% due 04/30/24	1,040,000	1,105,957
4.750% due 05/30/25	200,000	219,022
4.750% due 11/29/27	1,940,000	2,198,816
Lowe’s Cos., Inc. 4.500% due 04/15/30	710,000	825,031
McDonald’s Corp.
1.450% due 09/01/25	260,000	262,545
3.300% due 07/01/25	1,100,000	1,167,018
3.500% due 03/01/27	1,530,000	1,653,797
3.500% due 07/01/27	1,390,000	1,508,523
3.600% due 07/01/30	1,050,000	1,161,329
3.625% due 09/01/49	190,000	210,661
3.700% due 01/30/26	2,270,000	2,444,557
3.800% due 04/01/28	740,000	813,696
4.200% due 04/01/50	1,860,000	2,257,350
MDC Holdings, Inc. 6.000% due 01/15/43	90,000	113,981
Mileage Plus Holdings LLC 6.500% due 06/20/27 ~	1,890,000	2,020,419
New Red Finance, Inc. (Canada)
3.500% due 02/15/29 ~	1,540,000	1,526,348
3.875% due 01/15/28 ~	1,550,000	1,572,459
Newell Brands, Inc.
4.350% due 04/01/23	989,000	1,019,906
4.700% due 04/01/26	10,000	10,918
NIKE, Inc.
2.400% due 03/27/25	930,000	963,492
2.750% due 03/27/27	1,510,000	1,600,713
3.250% due 03/27/40	750,000	817,520
3.375% due 03/27/50	2,940,000	3,330,785
Nissan Motor Co. Ltd. (Japan)
3.043% due 09/15/23 ~	2,080,000	2,135,125
3.522% due 09/17/25 ~	4,860,000	5,098,610
4.345% due 09/17/27 ~	4,500,000	4,861,634
Sands China Ltd. (Macau)
2.300% due 03/08/27 ~	1,980,000	1,866,021
2.850% due 03/08/29 ~	2,010,000	1,894,375
3.800% due 01/08/26	950,000	955,885
5.125% due 08/08/25	1,030,000	1,081,680
5.400% due 08/08/28	620,000	668,351
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000% due 09/20/25 ~	1,409,999	1,558,289
Target Corp. 2.250% due 04/15/25	1,690,000	1,742,886

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Toll Brothers Finance Corp. 4.375% due 04/15/23	$770,000	$795,837
United Airlines, Inc.
4.375% due 04/15/26 ~	90,000	93,965
4.625% due 04/15/29 ~	1,690,000	1,746,328
VOC Escrow Ltd. 5.000% due 02/15/28 ~	1,320,000	1,308,714
Walmart, Inc.
1.500% due 09/22/28	900,000	895,102
1.800% due 09/22/31	450,000	445,994
Wynn Macau Ltd. (Macau)
5.125% due 12/15/29 ~	340,000	309,400
5.625% due 08/26/28 ~	2,500,000	2,318,750

		131,137,639

Consumer, Non-Cyclical - 6.4%
Abbott Laboratories
3.750% due 11/30/26	1,845,000	2,040,110
4.750% due 11/30/36	1,700,000	2,172,989
4.900% due 11/30/46	1,560,000	2,137,910
AbbVie, Inc.
2.300% due 11/21/22	7,590,000	7,697,567
2.600% due 11/21/24	7,360,000	7,641,455
2.950% due 11/21/26	1,590,000	1,676,561
3.200% due 11/21/29	4,960,000	5,308,688
3.450% due 03/15/22	1,420,000	1,421,310
3.600% due 05/14/25	1,600,000	1,702,802
3.750% due 11/14/23	370,000	387,537
3.800% due 03/15/25	5,830,000	6,210,170
4.250% due 11/21/49	4,060,000	4,893,593
Aetna, Inc. 2.800% due 06/15/23	540,000	553,474
Altria Group, Inc.
2.350% due 05/06/25	3,960,000	4,055,971
2.450% due 02/04/32	670,000	636,825
3.400% due 02/04/41	2,610,000	2,411,813
3.875% due 09/16/46	820,000	795,014
4.400% due 02/14/26	2,998,000	3,305,304
5.800% due 02/14/39	1,040,000	1,251,883
5.950% due 02/14/49	6,920,000	8,653,978
6.200% due 02/14/59	270,000	354,025
Amgen, Inc.
3.625% due 05/22/24	590,000	621,721
4.663% due 06/15/51	289,000	370,731
Anheuser-Busch Cos LLC (Belgium) 3.650% due 02/01/26	1,450,000	1,558,121
4.900% due 02/01/46	4,300,000	5,447,440
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.500% due 06/01/30	2,430,000	2,666,317
4.000% due 04/13/28	1,010,000	1,124,103
4.350% due 06/01/40	1,540,000	1,813,645
4.500% due 06/01/50	2,870,000	3,545,492
4.750% due 01/23/29	590,000	687,341
5.550% due 01/23/49	1,370,000	1,899,911
Anthem, Inc.
2.950% due 12/01/22	490,000	499,628
3.125% due 05/15/22	3,300,000	3,331,498
3.350% due 12/01/24	560,000	591,914
3.650% due 12/01/27	1,830,000	2,009,106
BAT Capital Corp. (United Kingdom)
3.557% due 08/15/27	9,180,000	9,635,182
4.540% due 08/15/47	1,950,000	2,044,086
Bausch Health Americas, Inc. 9.250% due 04/01/26 ~	670,000	708,515
Bausch Health Cos., Inc.
5.000% due 02/15/29 ~	2,560,000	2,263,206
5.250% due 01/30/30 ~	7,080,000	6,241,374
5.500% due 11/01/25 ~	60,000	61,051
6.250% due 02/15/29 ~	2,740,000	2,608,151
7.250% due 05/30/29 ~	800,000	793,124
9.000% due 12/15/25 ~	880,000	927,942

	Principal Amount	Value
Becton Dickinson & Co.
3.363% due 06/06/24	$2,180,000	$2,283,512
3.734% due 12/15/24	272,000	289,301
4.685% due 12/15/44	813,000	1,026,068
Bristol-Myers Squibb Co.
2.600% due 05/16/22	2,260,000	2,278,953
2.900% due 07/26/24	1,244,000	1,302,495
3.200% due 06/15/26	3,290,000	3,541,265
3.400% due 07/26/29	1,530,000	1,676,922
3.550% due 08/15/22	910,000	927,398
3.875% due 08/15/25	862,000	933,538
5.000% due 08/15/45	2,018,000	2,686,534
Cargill, Inc. 1.375% due 07/23/23 ~	1,660,000	1,673,611
Centene Corp.
3.375% due 02/15/30	370,000	377,420
4.625% due 12/15/29	380,000	410,472
Cigna Corp.
3.750% due 07/15/23	2,027,000	2,108,632
4.125% due 11/15/25	1,010,000	1,105,366
4.375% due 10/15/28	8,010,000	9,109,547
4.900% due 12/15/48	3,370,000	4,365,308
Coca-Cola Co.
1.450% due 06/01/27	1,820,000	1,810,593
2.500% due 06/01/40	70,000	70,415
2.600% due 06/01/50	700,000	685,424
3.375% due 03/25/27	1,600,000	1,729,243
CommonSpirit Health 4.350% due 11/01/42	420,000	483,018
Constellation Brands, Inc. 4.250% due 05/01/23	590,000	615,042
CVS Health Corp.
2.125% due 09/15/31	1,520,000	1,490,165
2.750% due 12/01/22	2,160,000	2,190,315
3.625% due 04/01/27	550,000	597,243
3.750% due 04/01/30	1,410,000	1,547,502
3.875% due 07/20/25	1,278,000	1,374,576
4.125% due 04/01/40	580,000	667,243
4.250% due 04/01/50	180,000	218,144
4.300% due 03/25/28	3,496,000	3,926,361
5.050% due 03/25/48	7,450,000	9,757,578
5.125% due 07/20/45	1,440,000	1,876,213
CVS Pass-Through Trust
5.298% due 01/11/27 ~	343,571	369,507
6.036% due 12/10/28	1,927,389	2,197,975
Danone SA (France) 2.589% due 11/02/23 ~	4,030,000	4,133,401
Diageo Investment Corp. (United Kingdom) 2.875% due 05/11/22	2,530,000	2,551,749
DP World PLC (United Arab Emirates) 5.625% due 09/25/48 ~	3,360,000	4,137,847
Fresenius Medical Care US Finance II, Inc. (Germany) 5.875% due 01/31/22 ~	1,160,000	1,164,151
Gilead Sciences, Inc.
3.650% due 03/01/26	1,660,000	1,789,848
4.750% due 03/01/46	2,400,000	3,048,113
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	140,000	141,205
HCA, Inc.
3.500% due 09/01/30	1,020,000	1,080,053
4.500% due 02/15/27	110,000	121,242
4.750% due 05/01/23	720,000	754,364
5.000% due 03/15/24	1,333,000	1,434,136
5.250% due 06/15/26	180,000	202,615
5.375% due 02/01/25	1,287,000	1,416,086
5.375% due 09/01/26	690,000	776,285
5.500% due 06/15/47	640,000	839,476
5.625% due 09/01/28	200,000	234,034
5.875% due 02/01/29	630,000	751,691

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Hershey Co. 0.900% due 06/01/25	$490,000	$483,897
Humana, Inc.
3.150% due 12/01/22	970,000	986,224
3.950% due 03/15/27	2,781,000	3,041,595
4.500% due 04/01/25	300,000	327,191
4.625% due 12/01/42	1,090,000	1,348,285
4.800% due 03/15/47	130,000	165,679
Johnson & Johnson
0.550% due 09/01/25	1,190,000	1,165,887
0.950% due 09/01/27	2,380,000	2,329,414
3.625% due 03/03/37	3,810,000	4,381,519
Kraft Heinz Foods Co.
3.000% due 06/01/26	1,767,000	1,850,110
4.250% due 03/01/31	420,000	478,066
4.375% due 06/01/46	560,000	657,188
4.625% due 10/01/39	30,000	35,292
4.875% due 10/01/49	980,000	1,233,421
5.000% due 06/04/42	210,000	261,800
5.200% due 07/15/45	990,000	1,261,683
5.500% due 06/01/50	830,000	1,126,136
6.750% due 03/15/32	50,000	68,003
6.875% due 01/26/39	140,000	206,144
7.125% due 08/01/39 ~	30,000	45,739
Lamb Weston Holdings, Inc. 4.875% due 05/15/28 ~	110,000	119,232
Mars, Inc.
2.700% due 04/01/25 ~	1,590,000	1,654,581
3.200% due 04/01/30 ~	850,000	916,288
Medtronic, Inc. 3.500% due 03/15/25	984,000	1,048,401
Merck & Co., Inc.
0.750% due 02/24/26	1,980,000	1,942,829
1.450% due 06/24/30	1,150,000	1,102,295
Molson Coors Beverage Co. 3.500% due 05/01/22	500,000	504,200
Mondelez International Holdings Netherlands BV 2.125% due 09/19/22 ~	1,050,000	1,061,191
Mondelez International, Inc. 1.500% due 05/04/25	2,580,000	2,584,415
PayPal Holdings, Inc.
1.350% due 06/01/23	1,470,000	1,482,424
1.650% due 06/01/25	1,530,000	1,549,881
PepsiCo, Inc.
0.750% due 05/01/23	1,930,000	1,933,067
1.625% due 05/01/30	1,590,000	1,543,683
2.250% due 03/19/25	190,000	196,467
2.625% due 03/19/27	190,000	199,069
2.875% due 10/15/49	570,000	599,329
Pfizer, Inc.
0.800% due 05/28/25	2,510,000	2,481,976
1.700% due 05/28/30	1,580,000	1,549,344
2.625% due 04/01/30	1,600,000	1,687,453
Philip Morris International, Inc.
1.125% due 05/01/23	980,000	984,543
2.100% due 05/01/30	1,090,000	1,067,796
2.500% due 08/22/22	2,560,000	2,592,765
2.500% due 11/02/22	2,670,000	2,708,549
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750% due 04/15/26 ~	1,260,000	1,354,286
Procter & Gamble Co.
2.800% due 03/25/27	300,000	317,451
3.000% due 03/25/30	870,000	946,355
Reynolds American, Inc. (United Kingdom) 5.850% due 08/15/45	1,090,000	1,327,269
Service Corp. International 7.500% due 04/01/27	510,000	613,938
Spectrum Brands, Inc.
5.000% due 10/01/29 ~	100,000	105,022
5.750% due 07/15/25	42,000	42,936

	Principal Amount	Value
Teva Pharmaceutical Finance Co. BV (Israel) 2.950% due 12/18/22	$1,020,000	$1,022,922
Teva Pharmaceutical Finance Netherlands III BV (Israel)
2.800% due 07/21/23	2,630,000	2,642,571
3.150% due 10/01/26	6,755,000	6,360,305
4.100% due 10/01/46	2,080,000	1,760,855
5.125% due 05/09/29	5,940,000	5,833,377
6.000% due 04/15/24	250,000	262,270
7.125% due 01/31/25	1,140,000	1,221,122
United Rentals North America, Inc.
3.875% due 11/15/27	1,390,000	1,444,606
3.875% due 02/15/31	1,850,000	1,880,932
5.500% due 05/15/27	800,000	832,952
UnitedHealth Group, Inc.
1.250% due 01/15/26	590,000	588,302
2.000% due 05/15/30	560,000	556,517
2.375% due 10/15/22	240,000	243,446
3.125% due 05/15/60	200,000	207,027
3.500% due 06/15/23	540,000	561,805
3.750% due 07/15/25	1,580,000	1,714,582
3.875% due 08/15/59	1,400,000	1,680,547
4.250% due 06/15/48	420,000	521,396
4.450% due 12/15/48	1,100,000	1,407,177
5.700% due 10/15/40	10,000	13,960
5.800% due 03/15/36	860,000	1,194,695

		298,659,447

Energy - 6.2%
Apache Corp.
3.250% due 04/15/22	387,000	387,507
4.250% due 01/15/44	3,240,000	3,289,183
4.375% due 10/15/28	4,355,000	4,744,446
4.750% due 04/15/43	1,310,000	1,441,007
5.250% due 02/01/42	190,000	219,731
5.350% due 07/01/49	900,000	1,029,591
6.000% due 01/15/37	562,000	688,669
BP Capital Markets America, Inc.
3.000% due 02/24/50	3,670,000	3,622,591
3.119% due 05/04/26	1,990,000	2,106,549
3.410% due 02/11/26	5,590,000	5,967,838
3.633% due 04/06/30	1,110,000	1,225,927
3.790% due 02/06/24	350,000	368,608
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	520,000	554,193
3.535% due 11/04/24	350,000	373,008
Cameron LNG LLC
2.902% due 07/15/31 ~	540,000	562,894
3.302% due 01/15/35 ~	2,620,000	2,740,184
Cheniere Energy Partners LP
3.250% due 01/31/32 ~	2,100,000	2,125,200
4.000% due 03/01/31	400,000	420,154
Cheniere Energy, Inc. 4.625% due 10/15/28	1,020,000	1,086,652
Chevron Corp.
1.554% due 05/11/25	1,950,000	1,967,732
1.995% due 05/11/27	720,000	731,268
3.078% due 05/11/50	220,000	234,197
Chevron USA, Inc. 3.850% due 01/15/28	2,770,000	3,069,149
ConocoPhillips
3.750% due 10/01/27 ~	650,000	712,999
4.300% due 08/15/28 ~	4,380,000	4,942,533
6.500% due 02/01/39	370,000	538,413
Continental Resources, Inc.
2.268% due 11/15/26 ~	850,000	844,522
3.800% due 06/01/24	730,000	762,689
4.375% due 01/15/28	1,750,000	1,894,865
4.500% due 04/15/23	1,180,000	1,217,418

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
4.900% due 06/01/44	$290,000	$321,865
5.750% due 01/15/31 ~	1,300,000	1,533,090
Coterra Energy, Inc.
3.900% due 05/15/27 ~	4,630,000	4,978,878
4.375% due 06/01/24 ~	240,000	253,925
4.375% due 03/15/29 ~	1,710,000	1,912,255
DCP Midstream Operating LP 6.450% due 11/03/36 ~	450,000	589,527
Devon Energy Corp.
4.750% due 05/15/42	70,000	81,225
5.000% due 06/15/45	8,580,000	10,395,392
5.600% due 07/15/41	1,240,000	1,558,470
8.250% due 08/01/23	3,290,000	3,595,522
Diamondback Energy, Inc. 3.500% due 12/01/29	3,280,000	3,481,716
Ecopetrol SA (Colombia)
4.625% due 11/02/31	1,280,000	1,246,733
5.875% due 05/28/45	5,180,000	4,962,259
Energy Transfer LP
2.900% due 05/15/25	1,010,000	1,044,208
3.750% due 05/15/30	5,370,000	5,696,454
4.500% due 11/01/23	520,000	544,925
4.950% due 06/15/28	680,000	765,588
5.250% due 04/15/29	410,000	470,041
5.300% due 04/01/44	160,000	183,615
6.250% due 04/15/49	2,500,000	3,271,907
6.750% due 05/15/25	1,790,000	1,796,712
7.600% due 02/01/24	1,560,000	1,715,868
Enterprise Products Operating LLC
2.800% due 01/31/30	3,620,000	3,778,438
3.700% due 01/31/51	3,060,000	3,219,329
3.950% due 01/31/60	400,000	433,209
4.150% due 10/16/28	4,710,000	5,292,086
4.200% due 01/31/50	2,900,000	3,259,345
4.800% due 02/01/49	1,000,000	1,220,013
4.850% due 03/15/44	420,000	506,778
7.550% due 04/15/38	360,000	538,694
EOG Resources, Inc.
3.900% due 04/01/35	1,460,000	1,657,837
4.150% due 01/15/26	1,460,000	1,596,293
4.375% due 04/15/30	460,000	532,091
4.950% due 04/15/50	2,150,000	2,927,902
EQT Corp.
3.000% due 10/01/22	1,970,000	1,992,428
3.125% due 05/15/26 ~	50,000	51,388
3.625% due 05/15/31 ~	1,270,000	1,319,600
3.900% due 10/01/27	2,580,000	2,770,301
5.000% due 01/15/29	630,000	698,623
6.625% due 02/01/25	120,000	135,452
Exxon Mobil Corp.
1.571% due 04/15/23	170,000	171,967
2.992% due 03/19/25	4,550,000	4,785,058
3.043% due 03/01/26	2,840,000	3,007,259
3.482% due 03/19/30	3,590,000	3,934,859
4.114% due 03/01/46	3,750,000	4,386,293
4.327% due 03/19/50	220,000	270,801
Halliburton Co. 3.800% due 11/15/25	199,000	214,121
KazMunayGas National Co. JSC (Kazakhstan)
5.375% due 04/24/30 ~	1,310,000	1,530,245
6.375% due 10/24/48 ~	1,500,000	1,975,413
Kinder Morgan Energy Partners LP 3.500% due 09/01/23	1,410,000	1,458,364
Kinder Morgan, Inc.
4.300% due 03/01/28	820,000	911,918
5.200% due 03/01/48	60,000	74,287
5.550% due 06/01/45	210,000	266,107
MEG Energy Corp. (Canada) 5.875% due 02/01/29 ~	310,000	324,988

	Principal Amount	Value
MPLX LP
4.500% due 04/15/38	$2,070,000	$2,322,203
4.700% due 04/15/48	520,000	601,385
4.800% due 02/15/29	2,770,000	3,165,778
4.875% due 12/01/24	1,670,000	1,813,815
5.200% due 03/01/47	70,000	85,907
5.500% due 02/15/49	2,670,000	3,417,668
Occidental Petroleum Corp.
3.000% due 02/15/27	870,000	883,968
3.400% due 04/15/26	1,890,000	1,940,529
4.100% due 02/15/47	2,510,000	2,463,603
4.200% due 03/15/48	1,200,000	1,201,944
4.400% due 04/15/46	510,000	523,714
4.625% due 06/15/45	1,280,000	1,329,939
5.550% due 03/15/26	2,110,000	2,351,342
6.450% due 09/15/36	1,610,000	2,055,970
6.600% due 03/15/46	5,240,000	6,807,127
7.875% due 09/15/31	2,702,000	3,610,899
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25	13,501,000	14,527,751
5.500% due 06/10/51	820,000	762,169
5.750% due 02/01/29	2,900,000	3,125,359
6.250% due 03/17/24	2,350,000	2,540,667
6.850% due 06/05/15	340,000	338,121
7.250% due 03/17/44	3,430,000	3,803,921
7.375% due 01/17/27	1,440,000	1,677,730
Petroleos Mexicanos (Mexico)
6.375% due 01/23/45	520,000	452,548
6.625% due 06/15/35	160,000	154,000
6.875% due 08/04/26	4,350,000	4,788,676
Pioneer Natural Resources Co.
1.125% due 01/15/26	410,000	398,489
2.150% due 01/15/31	1,800,000	1,738,555
Qatar Energy (Qatar)
2.250% due 07/12/31 ~	4,190,000	4,161,085
3.125% due 07/12/41 ~	2,680,000	2,715,531
3.300% due 07/12/51 ~	2,690,000	2,778,843
Range Resources Corp.
4.875% due 05/15/25	920,000	951,087
5.000% due 03/15/23	3,020,000	3,091,151
5.875% due 07/01/22	34,000	34,404
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	1,030,000	1,120,765
Schlumberger Holdings Corp. 3.900% due 05/17/28 ~	1,732,000	1,872,393
Shell International Finance BV (Netherlands)
2.750% due 04/06/30	1,510,000	1,578,828
2.875% due 05/10/26	790,000	838,743
3.250% due 04/06/50	5,390,000	5,749,938
4.375% due 05/11/45	2,050,000	2,496,472
4.550% due 08/12/43	1,200,000	1,499,662
Sinopec Group Overseas Development Ltd. (China) 4.375% due 04/10/24 ~	2,510,000	2,682,839
Southwestern Energy Co.
4.750% due 02/01/32	600,000	633,024
5.375% due 02/01/29	60,000	63,535
5.375% due 03/15/30	250,000	268,310
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000% due 01/15/32 ~	170,000	177,944
4.875% due 02/01/31	1,320,000	1,435,738
5.000% due 01/15/28	450,000	474,891
5.375% due 02/01/27	180,000	185,722
5.500% due 03/01/30	540,000	590,857
5.875% due 04/15/26	250,000	261,183
6.500% due 07/15/27	530,000	568,732
6.875% due 01/15/29	270,000	302,443
Tennessee Gas Pipeline Co. LLC 2.900% due 03/01/30 ~	8,820,000	8,968,755

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Western Midstream Operating LP
1.972% (USD LIBOR + 1.850%) due 01/13/23 §	$550,000	$549,276
4.350% due 02/01/25	1,580,000	1,653,091
4.500% due 03/01/28	680,000	741,567
4.650% due 07/01/26	990,000	1,078,555
5.300% due 02/01/30	3,954,000	4,353,453
5.300% due 03/01/48	130,000	156,840
5.500% due 08/15/48	960,000	1,148,141
6.500% due 02/01/50	1,190,000	1,408,984
Williams Cos., Inc.
3.750% due 06/15/27	2,810,000	3,035,907
7.500% due 01/15/31	6,475,000	8,785,123
7.750% due 06/15/31	100,000	135,794

		292,944,762

Financial - 11.6%
ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	2,220,000	2,421,395
AerCap Ireland Capital DAC (Ireland)
2.450% due 10/29/26	3,550,000	3,581,158
3.000% due 10/29/28	2,790,000	2,831,622
3.150% due 02/15/24	2,180,000	2,249,546
3.300% due 01/30/32	1,710,000	1,743,534
Air Lease Corp. 3.375% due 07/01/25	1,160,000	1,211,375
Ambac Assurance Corp. 5.100% due 06/07/22 ~	111,048	149,930
American International Group, Inc.
2.500% due 06/30/25	4,990,000	5,149,324
3.750% due 07/10/25	2,610,000	2,795,032
Banco Santander SA (Spain)
1.241% (USD LIBOR + 1.120%) due 04/12/23 §	1,000,000	1,010,520
2.746% due 05/28/25	5,200,000	5,378,986
3.848% due 04/12/23	3,200,000	3,310,913
Bank of America Corp.
2.572% due 10/20/32	3,040,000	3,056,816
2.592% due 04/29/31	9,420,000	9,526,028
3.004% due 12/20/23	8,404,000	8,579,636
3.300% due 01/11/23	3,190,000	3,278,148
3.419% due 12/20/28	7,274,000	7,771,146
3.500% due 04/19/26	5,410,000	5,833,504
3.550% due 03/05/24	3,370,000	3,470,929
3.593% due 07/21/28	1,290,000	1,389,455
3.974% due 02/07/30	3,230,000	3,561,146
4.000% due 04/01/24	2,280,000	2,425,078
4.083% due 03/20/51	5,320,000	6,415,400
4.125% due 01/22/24	11,745,000	12,484,776
4.200% due 08/26/24	4,930,000	5,287,636
4.250% due 10/22/26	310,000	342,281
4.330% due 03/15/50	3,330,000	4,129,765
4.450% due 03/03/26	660,000	727,338
5.000% due 01/21/44	370,000	486,936
Bank of Montreal (Canada)
1.850% due 05/01/25	3,210,000	3,259,868
3.803% due 12/15/32	550,000	590,379
Bank of New York Mellon Corp. 1.600% due 04/24/25	970,000	979,633
Bank of Nova Scotia (Canada) 1.300% due 06/11/25	1,810,000	1,800,929
Barclays Bank PLC (United Kingdom) 1.700% due 05/12/22	1,290,000	1,294,470
Barclays PLC (United Kingdom)
4.972% due 05/16/29	6,976,000	7,963,302
5.088% due 06/20/30	4,250,000	4,825,554
Berkshire Hathaway Finance Corp. 4.250% due 01/15/49	3,420,000	4,209,660
BNP Paribas SA (France)
2.219% due 06/09/26 ~	2,260,000	2,282,874

	Principal Amount	Value
2.824% due 01/26/41 ~	$2,000,000	$1,914,623
3.375% due 01/09/25 ~	910,000	956,086
4.375% due 03/01/33 ~	970,000	1,052,996
4.400% due 08/14/28 ~	6,280,000	7,044,028
4.625% due 03/13/27 ~	1,110,000	1,231,251
4.705% due 01/10/25 ~	4,970,000	5,293,537
5.198% due 01/10/30 ~	920,000	1,071,299
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,484,577
Canadian Imperial Bank of Commerce (Canada) 0.950% due 06/23/23	1,790,000	1,792,692
Chubb INA Holdings, Inc. 3.350% due 05/03/26	440,000	472,195
CIT Group, Inc.
4.750% due 02/16/24	910,000	963,449
5.250% due 03/07/25	930,000	1,025,590
Citigroup, Inc.
1.678% due 05/15/24	1,910,000	1,931,794
3.106% due 04/08/26	1,310,000	1,374,212
3.500% due 05/15/23	2,380,000	2,461,203
3.980% due 03/20/30	6,000,000	6,629,383
4.075% due 04/23/29	5,400,000	5,959,900
4.400% due 06/10/25	4,900,000	5,340,738
4.412% due 03/31/31	7,150,000	8,173,942
4.450% due 09/29/27	1,330,000	1,484,094
4.650% due 07/30/45	3,761,000	4,753,648
4.650% due 07/23/48	2,210,000	2,844,525
4.750% due 05/18/46	440,000	542,379
5.300% due 05/06/44	240,000	313,888
5.500% due 09/13/25	4,580,000	5,184,260
5.950% due 01/30/23	1,820,000	1,879,150
5.950% due 05/15/25	2,640,000	2,831,400
6.300% due 05/15/24	2,520,000	2,647,588
6.625% due 06/15/32	480,000	637,994
6.675% due 09/13/43	580,000	875,759
8.125% due 07/15/39	200,000	338,719
Cooperatieve Rabobank UA (Netherlands)
1.339% due 06/24/26 ~	250,000	246,608
4.375% due 08/04/25	6,300,000	6,829,987
Credit Agricole SA (France) 1.907% due 06/16/26 ~	1,500,000	1,504,119
Credit Suisse AG (Switzerland) 2.950% due 04/09/25	1,580,000	1,655,059
Credit Suisse Group AG (Switzerland)
2.193% due 06/05/26 ~	3,448,000	3,470,207
2.593% due 09/11/25 ~	250,000	255,458
3.091% due 05/14/32 ~	2,240,000	2,281,679
4.194% due 04/01/31 ~	7,550,000	8,335,354
4.550% due 04/17/26	440,000	485,268
Danske Bank AS (Denmark)
1.226% due 06/22/24 ~	3,400,000	3,396,852
3.244% due 12/20/25 ~	800,000	831,764
5.000% due 01/12/22 ~	4,450,000	4,453,963
5.375% due 01/12/24 ~	4,050,000	4,361,647
Goldman Sachs Capital II 4.000% (USD LIBOR + 0.768%) due 01/31/22 §	298,000	292,785
Goldman Sachs Group, Inc.
2.908% due 07/21/42	370,000	368,556
3.200% due 02/23/23	1,780,000	1,825,973
3.210% due 04/22/42	160,000	166,242
3.500% due 04/01/25	2,050,000	2,169,271
3.500% due 11/16/26	2,430,000	2,591,006
3.625% due 02/20/24	3,000,000	3,148,558
3.850% due 07/08/24	1,690,000	1,789,112
4.223% due 05/01/29	3,130,000	3,479,681
4.250% due 10/21/25	4,270,000	4,661,008
4.750% due 10/21/45	540,000	696,621
5.150% due 05/22/45	3,100,000	4,041,010
5.750% due 01/24/22	400,000	401,209

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
5.950% due 01/15/27	$1,733,000	$2,044,317
6.250% due 02/01/41	8,560,000	12,467,647
6.750% due 10/01/37	2,145,000	3,046,582
Guardian Life Global Funding 1.100% due 06/23/25 ~	690,000	684,057
HSBC Bank USA NA 7.000% due 01/15/39	1,240,000	1,930,277
HSBC Holdings PLC (United Kingdom)
2.099% due 06/04/26	200,000	201,450
3.973% due 05/22/30	1,480,000	1,606,914
4.250% due 03/14/24	2,900,000	3,063,867
4.250% due 08/18/25	4,460,000	4,799,734
4.950% due 03/31/30	220,000	258,404
International Lease Finance Corp. 5.875% due 08/15/22	910,000	938,233
Intesa Sanpaolo SpA (Italy)
3.125% due 07/14/22 ~	2,100,000	2,124,202
3.375% due 01/12/23 ~	1,040,000	1,062,879
Intesa Sanpaolo SpA (Italy)
5.017% due 06/26/24 ~	10,470,000	11,225,678
5.710% due 01/15/26 ~	350,000	387,484
JPMorgan Chase & Co.
1.514% due 06/01/24	5,070,000	5,110,165
2.083% due 04/22/26	3,000,000	3,047,189
2.522% due 04/22/31	6,340,000	6,414,907
3.109% due 04/22/51	460,000	476,555
3.875% due 09/10/24	4,840,000	5,136,775
4.023% due 12/05/24	4,730,000	4,989,346
4.203% due 07/23/29	3,010,000	3,369,885
4.250% due 10/01/27	870,000	976,685
4.452% due 12/05/29	7,410,000	8,416,866
4.950% due 06/01/45	5,380,000	7,017,028
KKR Group Finance Co. II LLC 5.500% due 02/01/43 ~	350,000	468,284
Lloyds Banking Group PLC (United Kingdom)
3.900% due 03/12/24	1,910,000	2,018,564
4.375% due 03/22/28	6,140,000	6,893,559
Mastercard, Inc. 3.850% due 03/26/50	1,930,000	2,325,526
Mitsubishi UFJ Financial Group, Inc. (Japan) 2.998% due 02/22/22	2,090,000	2,097,510
Morgan Stanley
2.188% due 04/28/26	4,770,000	4,867,241
2.699% due 01/22/31	6,350,000	6,503,316
3.622% due 04/01/31	7,580,000	8,268,343
3.737% due 04/24/24	2,230,000	2,307,724
3.772% due 01/24/29	200,000	217,804
4.431% due 01/23/30	170,000	193,895
National Securities Clearing Corp.
1.200% due 04/23/23 ~	950,000	956,759
1.500% due 04/23/25 ~	1,000,000	1,006,760
Natwest Group PLC (United Kingdom)
4.519% due 06/25/24	200,000	209,296
4.892% due 05/18/29	780,000	892,824
5.076% due 01/27/30	500,000	580,398
New York Life Global Funding 0.950% due 06/24/25 ~	1,290,000	1,272,248
Nuveen LLC 4.000% due 11/01/28 ~	1,500,000	1,664,083
Park Aerospace Holdings Ltd. (Ireland)
4.500% due 03/15/23 ~	260,000	268,422
5.250% due 08/15/22 ~	101,000	103,233
5.500% due 02/15/24 ~	630,000	675,915
Principal Life Global Funding II 1.250% due 06/23/25 ~	640,000	632,895
Royal Bank of Canada (Canada)
1.150% due 06/10/25	1,730,000	1,716,405
1.600% due 04/17/23	2,760,000	2,791,806

	Principal Amount	Value
Santander UK Group Holdings PLC (United Kingdom) 5.625% due 09/15/45 ~	$408,000	$529,595
Standard Chartered PLC (United Kingdom) 1.639% (USD LIBOR + 1.510%) due 01/30/27 § ~	3,900,000	3,778,125
Swedbank AB (Sweden) 1.300% due 06/02/23 ~	2,200,000	2,214,684
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	132,000	197,641
Toronto-Dominion Bank (Canada)
0.750% due 06/12/23	3,390,000	3,391,142
1.150% due 06/12/25	1,720,000	1,706,888
UBS AG (Switzerland) 1.750% due 04/21/22 ~	2,320,000	2,327,410
UBS Group AG (Switzerland)
2.859% due 08/15/23 ~	580,000	587,038
3.491% due 05/23/23 ~	5,620,000	5,677,421
4.125% due 09/24/25 ~	2,340,000	2,528,615
7.000% due 01/31/24 ~	9,870,000	10,649,187
UniCredit SpA (Italy) 6.572% due 01/14/22 ~	5,390,000	5,397,853
US Bancorp 1.450% due 05/12/25	3,820,000	3,838,627
Visa, Inc.
3.150% due 12/14/25	3,940,000	4,207,697
4.300% due 12/14/45	3,020,000	3,808,457
WEA Finance LLC/Westfield UK & Europe Finance PLC (France) 3.750% due 09/17/24 ~	6,230,000	6,538,974
Wells Fargo & Co.
2.188% due 04/30/26	3,060,000	3,116,394
2.879% due 10/30/30	3,860,000	4,016,827
3.000% due 10/23/26	3,850,000	4,047,494
3.450% due 02/13/23	2,330,000	2,397,917
3.750% due 01/24/24	3,780,000	3,970,630
4.150% due 01/24/29	1,150,000	1,288,424
4.400% due 06/14/46	1,650,000	1,960,145
4.478% due 04/04/31	5,150,000	5,988,263
4.650% due 11/04/44	1,600,000	1,941,388
4.750% due 12/07/46	2,550,000	3,190,077
4.900% due 11/17/45	4,920,000	6,201,256
5.013% due 04/04/51	17,920,000	24,520,035
5.375% due 11/02/43	2,030,000	2,688,722
5.606% due 01/15/44	1,567,000	2,124,877

		546,613,657

Industrial - 1.9%
3M Co.
2.375% due 08/26/29	1,550,000	1,591,585
3.050% due 04/15/30	340,000	364,956
3.700% due 04/15/50	3,900,000	4,583,488
Ball Corp. 3.125% due 09/15/31	1,220,000	1,206,537
Boeing Co.
2.196% due 02/04/26	1,190,000	1,190,685
2.700% due 02/01/27	610,000	620,679
2.800% due 03/01/27	790,000	806,709
3.100% due 05/01/26	630,000	657,113
3.200% due 03/01/29	2,330,000	2,400,316
3.250% due 02/01/35	4,780,000	4,824,441
3.550% due 03/01/38	460,000	469,646
3.750% due 02/01/50	1,380,000	1,438,106
4.875% due 05/01/25	5,450,000	5,967,316
5.150% due 05/01/30	2,660,000	3,101,704
5.705% due 05/01/40	2,190,000	2,816,914
5.805% due 05/01/50	6,960,000	9,442,678
5.930% due 05/01/60	150,000	208,729

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Carrier Global Corp. 3.577% due 04/05/50	$100,000	$106,615
Deere & Co.
3.100% due 04/15/30	370,000	399,184
3.750% due 04/15/50	1,750,000	2,072,475
Eaton Corp.
2.750% due 11/02/22	3,849,000	3,921,620
4.150% due 11/02/42	590,000	691,311
General Dynamics Corp.
3.250% due 04/01/25	630,000	666,382
3.500% due 05/15/25	240,000	256,044
4.250% due 04/01/40	100,000	122,342
4.250% due 04/01/50	680,000	869,426
General Electric Co. 6.750% due 03/15/32	216,000	294,938
GFL Environmental, Inc. (Canada) 4.250% due 06/01/25 ~	930,000	957,900
Honeywell International, Inc. 1.350% due 06/01/25	1,200,000	1,205,669
L3Harris Technologies, Inc.
4.854% due 04/27/35	530,000	648,475
5.054% due 04/27/45	1,120,000	1,474,334
Lockheed Martin Corp.
3.100% due 01/15/23	300,000	305,542
3.550% due 01/15/26	3,240,000	3,510,453
4.500% due 05/15/36	580,000	709,831
Northrop Grumman Corp.
2.930% due 01/15/25	2,560,000	2,668,552
3.250% due 01/15/28	5,430,000	5,816,199
5.250% due 05/01/50	1,270,000	1,783,466
Otis Worldwide Corp. 2.056% due 04/05/25	870,000	885,134
Raytheon Technologies Corp.
2.250% due 07/01/30	1,600,000	1,597,374
3.150% due 12/15/24	750,000	788,189
3.950% due 08/16/25	1,700,000	1,844,818
4.125% due 11/16/28	560,000	626,942
4.500% due 06/01/42	540,000	669,059
Republic Services, Inc. 2.500% due 08/15/24	1,430,000	1,472,454
Union Pacific Corp.
2.150% due 02/05/27	1,430,000	1,469,594
2.400% due 02/05/30	2,070,000	2,111,840
2.891% due 04/06/36	1,810,000	1,899,682
3.750% due 07/15/25	1,210,000	1,308,154
3.750% due 02/05/70	1,950,000	2,217,243
3.839% due 03/20/60	365,000	431,135
WestRock RKT LLC 4.000% due 03/01/23	1,150,000	1,181,178

		88,675,156

Technology - 1.6%
Apple, Inc.
1.125% due 05/11/25	4,140,000	4,130,190
2.450% due 08/04/26	3,590,000	3,752,823
Broadcom, Inc. 3.137% due 11/15/35 ~	7,080,000	7,129,805
Intel Corp.
1.600% due 08/12/28	1,780,000	1,759,838
3.050% due 08/12/51	860,000	881,312
3.700% due 07/29/25	890,000	961,107
4.750% due 03/25/50	1,420,000	1,895,654
International Business Machines Corp. 3.000% due 05/15/24	6,020,000	6,291,924
Microsoft Corp.
2.400% due 08/08/26	9,230,000	9,668,765
2.525% due 06/01/50	841,000	822,498
2.675% due 06/01/60	192,000	192,025
2.700% due 02/12/25	1,080,000	1,130,411
2.875% due 02/06/24	4,410,000	4,592,193
2.921% due 03/17/52	1,497,000	1,593,507
3.041% due 03/17/62	908,000	974,290

	Principal Amount	Value
3.300% due 02/06/27	$2,650,000	$2,889,717
3.450% due 08/08/36	72,000	83,018
NVIDIA Corp.
2.850% due 04/01/30	830,000	882,487
3.500% due 04/01/40	2,240,000	2,522,321
3.500% due 04/01/50	5,820,000	6,650,408
3.700% due 04/01/60	1,590,000	1,906,349
NXP BV (China) 2.700% due 05/01/25 ~	1,030,000	1,065,479
Oracle Corp.
1.650% due 03/25/26	4,720,000	4,687,501
2.875% due 03/25/31	5,140,000	5,176,792
salesforce.com, Inc.
3.250% due 04/11/23	1,720,000	1,774,614
3.700% due 04/11/28	1,610,000	1,787,911
Texas Instruments, Inc. 1.750% due 05/04/30	1,040,000	1,021,028

		76,223,967

Utilities - 0.9%
Berkshire Hathaway Energy Co. 6.125% due 04/01/36	586,000	798,812
Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/30	610,000	656,722
3.950% due 04/01/50	470,000	538,405
Duke Energy Ohio, Inc. 3.650% due 02/01/29	1,880,000	2,035,512
FirstEnergy Corp.
4.400% due 07/15/27	6,750,000	7,275,477
4.750% due 03/15/23	4,980,000	5,185,425
7.375% due 11/15/31	14,350,000	19,399,765
Pacific Gas and Electric Co.
1.750% due 06/16/22	2,610,000	2,610,019
2.100% due 08/01/27	810,000	782,647
2.500% due 02/01/31	1,010,000	963,268
3.300% due 08/01/40	210,000	195,087
3.500% due 08/01/50	490,000	455,139
Virginia Electric & Power Co. 6.350% due 11/30/37	2,130,000	3,036,231

		43,932,509

Total Corporate Bonds & Notes (Cost $1,637,053,409)		1,752,581,268

SENIOR LOAN NOTES - 5.9%
Basic Materials - 0.1%
Asplundh Tree Expert LLC Term B 1.851% (USD LIBOR + 1.750%) due 09/04/27 §	1,592,251	1,587,134
INEOS US Petrochem LLC Term B 3.250% (USD LIBOR + 2.750%) due 01/29/26 §	1,900,450	1,899,262

		3,486,396

Communications - 0.9%
Altice France SA Term B12 (France) 3.819% (USD LIBOR + 3.688%) due 01/31/26 §	2,175,385	2,160,158
Audacy Capital Corp. Term B2 2.609% (USD LIBOR + 2.500%) due 11/17/24 §	310,642	307,419
Charter Communications Operating LLC
Term B1
1.851% (USD LIBOR + 1.750%) due 04/30/25 §	5,890,741	5,884,715
Term B2
1.851% (USD LIBOR + 1.750%) due 02/01/27 §	492,443	488,350
CSC Holdings LLC Term B 2.373% (USD LIBOR + 2.250%) due 01/15/26 §	795,908	787,078

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Delta Topco, Inc. Term B 4.500% (USD LIBOR + 3.750%) due 12/01/27 §	$3,223,800	$3,230,854
Go Daddy Operating Co. LLC Term B2 1.851% (USD LIBOR + 1.750%) due 02/15/24 §	1,221,309	1,216,729
iHeartCommunications, Inc. Term B 3.101% (USD LIBOR + 3.000%) due 05/01/26 §	3,111,386	3,094,995
Level 3 Financing, Inc. Term B 1.854% (USD LIBOR + 1.750%) due 03/01/27 §	5,490,816	5,425,612
Nexstar Media, Inc. Term B4 2.852% (USD LIBOR + 2.750%) due 09/19/26 §	5,146,520	5,142,382
Terrier Media Buyer, Inc. Term B 3.601% (USD LIBOR + 3.500%) due 12/17/26 §	1,072,362	1,069,011
Univision Communications, Inc. Term B 4.000% (USD LIBOR + 3.250%) due 03/24/26 §	2,908,710	2,917,800
Virgin Media Bristol LLC
Term N
2.608% (USD LIBOR + 2.500%) due 01/31/28 §	4,871,848	4,829,555
Term Q
3.351% (USD LIBOR + 3.250%) due 01/31/29 §	620,000	620,387
Zayo Group Holdings, Inc. Term B 3.101% (USD LIBOR + 3.000%) due 03/09/27 §	2,530,000	2,498,901
Ziggo Financing Partnership Term I (Netherlands) 2.602% (USD LIBOR + 2.500%) due 04/30/28 §	1,296,000	1,283,850

		40,957,796

Consumer, Cyclical - 1.3%
Academy Ltd. 4.500% (USD LIBOR + 3.750%) due 11/05/27 §	655,050	657,916
Air Canada Term B (Canada) 4.250% (USD LIBOR + 3.500%) due 08/11/28 §	1,670,000	1,671,391
Alterra Mountain Co. Term B 4.000% (USD LIBOR + 3.500%) due 08/17/28 §	2,442,245	2,443,263
Aramark Services, Inc.
Term B3
1.858% (USD LIBOR + 1.750%) due 03/11/25 §	872,268	863,181
Term B4
1.858% (USD LIBOR + 1.750%) due 01/15/27 §	8,071	7,973
Caesars Resort Collection LLC Term B 2.961% (USD LIBOR + 2.750%) due 12/22/24 §	6,067,430	6,043,918
Clarios Global LP Term B 3.351% (USD LIBOR + 3.250%) due 04/30/26 §	3,675,191	3,658,730
Delta 2 Lux Sarl Term B3 (Luxembourg) 3.500% (USD LIBOR + 2.500%) due 02/01/24 §	160,000	160,043
Four Seasons Hotels Ltd. Term B (Canada) 2.223% (USD LIBOR + 2.000%) due 11/30/23 §	2,322,786	2,317,123
Great Outdoors Group LLC Term B1 4.500% (USD LIBOR + 3.750%) due 03/05/28 §	1,227,623	1,230,501

	Principal Amount	Value
GVC Holdings Gibraltar Ltd. Term B4 3.000% (USD LIBOR + 2.500%) due 03/16/27 §	$1,054,700	$1,053,711
Harbor Freight Tools USA, Inc. Term B 3.250% (USD LIBOR + 2.750%) due 10/19/27 §	2,063,405	2,061,633
Hilton Worldwide Finance LLC Term B2 1.966% (USD LIBOR + 1.750%) due 06/21/26 §	4,393,764	4,363,254
Michaels Cos., Inc. 5.000% (USD LIBOR + 4.250%) due 04/15/28 §	2,424,209	2,404,815
PCI Gaming Authority Term B 2.601% (USD LIBOR + 2.500%) due 05/31/26 §	1,747,523	1,743,018
Petco Health & Wellness Co., Inc. Term B 4.000% (USD LIBOR + 3.250%) due 03/04/28 §	2,223,200	2,223,894
Pilot Travel Centers LLC Term B 2.101% (USD LIBOR + 2.000%) due 08/06/28 §	7,930,125	7,892,679
Restaurant Brands Term B (Canada) 1.852% (USD LIBOR + 1.750%) due 11/19/26 §	5,699,421	5,642,427
Scientific Games International, Inc. Term B5 2.857% (USD LIBOR + 2.750%) due 08/14/24 §	4,551,998	4,541,469
SkyMiles IP Ltd. Term B 4.750% (USD LIBOR + 3.750%) due 10/20/27 §	620,000	657,122
Station Casinos LLC Term B1 2.500% (USD LIBOR + 2.250%) due 02/08/27 §	2,668,790	2,648,609
UFC Holdings LLC Term B3 3.500% (USD LIBOR + 3.000%) due 04/29/26 §	3,572,599	3,566,644
United Airlines, Inc. Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	3,354,650	3,373,288

		61,226,602

Consumer, Non-Cyclical - 1.7%
Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	4,928,762	4,915,415
APi Group DE, Inc. Term B 2.601% (USD LIBOR + 2.500%) due 10/01/26 §	3,356,187	3,353,391
Bausch Health Americas, Inc. Term B 3.174% (USD LIBOR + 3.000%) due 06/01/25 §	1,436,743	1,432,154
Belron Finance US LLC Term B 2.655% (USD LIBOR + 2.500%) due 11/13/25 §	654,936	652,071
Brightview Landscapes LLC Term B 2.657% (USD LIBOR + 2.500%) due 08/15/25 §	1,669,450	1,663,886
Change Healthcare Holdings LLC Term B 3.500% (USD LIBOR + 2.750%) due 03/01/24 §	4,466,118	4,466,676
Eyecare Partners LLC 3.853% (USD LIBOR + 3.750%) due 02/20/27 §	954,460	949,166
Froneri US, Inc. Term B (United Kingdom) 2.351% (USD LIBOR + 2.250%) due 01/31/27 §	1,704,050	1,683,525
Gainwell Acquisition Corp. Term B 4.750% (USD LIBOR + 4.000%) due 10/01/27 §	4,381,875	4,399,674

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Garda World Security Corp. Term B (Canada) 4.352% (USD LIBOR + 4.250%) due 10/30/26 §	$1,071,822	$1,071,822
Global Medical Response, Inc. Term B 5.250% (USD LIBOR + 4.250%) due 10/02/25 §	3,128,538	3,118,370
Grifols Worldwide Operations USA, Inc. Term B (Spain) 2.108% (USD LIBOR + 2.000%) due 11/15/27 §	5,021,923	4,955,488
Horizon Therapeutics USA, Inc. Term B2 2.500% (USD LIBOR + 2.000%) due 03/15/28 §	4,863,250	4,853,120
ICON Luxembourg Sarl Term B (Luxembourg) 3.000% (USD LIBOR + 2.500%) due 07/01/28 §	3,150,683	3,155,277
Jazz Financing Lux Sarl Term B 4.000% (USD LIBOR + 3.500%) due 05/05/28 §	4,686,450	4,711,138
LifePoint Health, Inc. Term B 3.854% (USD LIBOR + 3.750%) due 11/16/25 §	2,680,152	2,681,157
Mozart Borrower LP Term B 3.750% (USD LIBOR + 3.250%) due 10/21/28 §	3,990,000	3,991,245
Phoenix Guarantor, Inc.
Term B
3.351% (USD LIBOR + 3.250%) due 03/05/26 §	3,133,617	3,119,067
3.603% (USD LIBOR + 3.500%) due 03/05/26 §	1,280,325	1,274,380
Phoenix Newco, Inc. 4.000% (USD LIBOR + 3.500%) due 11/15/28 §	1,800,000	1,802,331
PRA Health Sciences, Inc. Term B (Ireland) 3.000% (USD LIBOR + 2.500%) due 07/01/28 §	784,995	786,139
Prime Security Services Borrower LLC Term B1 3.500% (USD LIBOR + 2.750%) due 09/23/26 §	3,539,021	3,539,622
Reynolds Consumer Products LLC Term B 1.851% (USD LIBOR + 1.750%) due 02/04/27 §	4,501,333	4,481,919
Sotera Health Holdings LLC 3.250% (USD LIBOR + 2.750%) due 12/13/26 §	5,850,000	5,836,592
Triton Water Holdings, Inc. Term B 4.000% (USD LIBOR + 3.500%) due 03/31/28 §	3,164,812	3,134,151
US Foods, Inc. Term B 2.202% (USD LIBOR + 2.000%) due 09/13/26 §	968,049	958,898
Verscend Holding Corp. Term B 4.101% (USD LIBOR + 4.000%) due 08/27/25 §	2,945,200	2,948,269

		79,934,943

Diversified - 0.0%
First Eagle Holdings, Inc. Term B 2.601% (USD LIBOR + 2.500%) due 02/02/27 §	2,089,256	2,070,323

Financial - 0.8%
AmWINS Group, Inc. Term B 3.000% (USD LIBOR + 2.250%) due 02/19/28 §	1,742,405	1,731,395
Asurion LLC
Term B6
3.101% (USD LIBOR + 3.000%) due 11/03/23 §	813,644	812,555

	Principal Amount	Value
Term B7
3.101% (USD LIBOR + 3.000%) due 11/03/24 §	$1,971,172	$1,964,602
Term B8
3.351% (USD LIBOR + 3.250%) due 12/23/26 §	4,181,085	4,157,132
Term B9
3.351% (USD LIBOR + 3.250%) due 07/31/27 §	1,478,825	1,470,970
Castlelake Aviation One DAC Term B 3.250% (USD LIBOR + 2.750%) due 10/22/26 §	4,768,050	4,755,138
Citadel Securities LP Term B 2.601% (USD LIBOR + 2.500%) due 02/02/28 §	1,113,092	1,107,527
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	3,811,925	3,821,116
Edelman Financial Engines Center LLC Term B 4.500% (USD LIBOR + 3.750%) due 04/07/28 §	1,633,989	1,634,783
FinCo I LLC Term B 2.601% (USD LIBOR + 2.500%) due 06/27/25 §	1,629,449	1,627,243
FleetCor Technologies Operating Co. LLC Term B 1.851% (USD LIBOR + 1.750%) due 04/30/28 §	1,402,953	1,388,573
Focus Financial Partners LLC Term B3 2.087% (USD LIBOR + 2.000%) due 07/03/24 §	1,047,300	1,040,100
Hudson River Trading LLC Term B 3.102% (USD LIBOR + 3.000%) due 03/18/28 §	1,746,800	1,736,974
Jane Street Group LLC Term B 2.851% (USD LIBOR + 2.750%) due 01/26/28 §	2,163,612	2,150,991
Setanta Aircraft Leasing DAC Term B (Ireland) 2.101% (USD LIBOR + 2.000%) due 11/05/28 §	4,180,000	4,184,573
VFH Parent LLC 3.101% (USD LIBOR + 3.000%) due 03/01/26 §	1,757,665	1,756,292
Zebra Buyer LLC Term B 3.750% (USD LIBOR + 3.250%) due 11/02/28 §	1,863,000	1,868,488

		37,208,452

Industrial - 0.5%
Ali Group North America Corp. Term B 2.103% (USD LIBOR + 2.000%) due 12/20/28 §	3,660,000	3,642,842
Berry Global, Inc. Term Z 1.851% (USD LIBOR + 1.750%) due 07/01/26 §	2,654,004	2,640,044
Brookfield WEC Holdings, Inc. 3.250% (USD LIBOR + 2.750%) due 08/01/25 §	66,156	65,819
Brown Group Holding LLC Term B 3.250% (USD LIBOR + 2.750%) due 06/07/28 §	2,273,900	2,272,478
Genesee & Wyoming, Inc. 2.101% (USD LIBOR + 2.000%) due 12/30/26 §	5,384,892	5,358,484
GFL Environmental, Inc. Term B (Canada) 3.500% (USD LIBOR + 3.000%) due 05/31/25 §	97,728	98,052
II-VI, Inc. Term B 3.250% (USD LIBOR + 2.750%) due 12/08/28 §	2,980,000	2,980,620

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Quikrete Holdings, Inc. Term B1 3.103% (USD LIBOR + 3.000%) due 06/11/28 §	$1,900,000	$1,896,536
TransDigm, Inc. Term F 2.351% (USD LIBOR + 2.250%) due 12/09/25 §	227,677	224,895
XPO Logistics, Inc. Term B 1.851% (USD LIBOR + 1.750%) due 02/23/25 §	2,170,000	2,162,711

		21,342,481

Technology - 0.6%
Athenahealth, Inc. Term B1 4.358% (USD LIBOR + 4.250%) due 02/11/26 §	4,994,534	4,997,656
Cloudera Inc Term B 4.250% (USD LIBOR + 3.750%) due 10/08/28 §	1,390,000	1,386,814
Dcert Buyer, Inc. 4.123% (USD LIBOR + 4.000%) due 10/16/26 §	4,352,758	4,354,312
MA FinanceCo. LLC Term B3 2.716% (USD LIBOR + 2.750%) due 06/21/24 §	67,558	67,220
Magenta Buyer LLC 5.750% (USD LIBOR + 5.000%) due 07/27/28 §	6,174,525	6,171,950
Peraton Corp. Term B 4.500% (USD LIBOR + 3.750%) due 02/01/28 §	4,525,800	4,535,902
Rackspace Technology Global, Inc. Term B 3.500% (USD LIBOR + 2.750%) due 02/09/28 §	2,520,950	2,505,509
RealPage, Inc. Term B 3.750% (USD LIBOR + 3.250%) due 04/22/28 §	4,079,775	4,072,635
Seattle SpinCo., Inc. Term B 2.716% (USD LIBOR + 2.750%) due 06/21/24 §	456,233	453,952

		28,545,950

Total Senior Loan Notes (Cost $275,102,606)		274,772,943

MORTGAGE-BACKED SECURITIES - 20.2%
Collateralized Mortgage Obligations - Commercial - 3.5%
Bank 2019-BN17 (IO) 1.028% due 04/15/52 §	36,597,630	2,365,008
BBCCRE Trust 4.563% due 08/10/33 § ~	9,930,000	9,838,903
BENCHMARK Mortgage Trust
3.717% due 03/15/62	10,720,000	11,832,161
4.510% due 05/15/53 §	8,220,000	9,456,110
BHMS 1.360% (USD LIBOR + 1.250%) due 07/15/35 § ~	7,000,000	7,005,337
BX Commercial Mortgage Trust 3.110% (USD LIBOR + 3.000%) due 11/15/35 § ~	8,673,000	8,657,821
CD Mortgage Trust (IO) 1.274% due 05/10/50 §	31,112,872	1,485,344
Citigroup Commercial Mortgage Trust 4.175% due 07/10/47 §	1,970,000	2,069,504
Commercial Mortgage Trust
4.300% due 10/10/46	510,000	527,091
4.762% due 10/10/46 §	450,000	465,478
4.831% due 08/15/45 § ~	2,390,000	2,147,965
5.072% due 10/10/46 §	220,000	218,157

	Principal Amount	Value
Commercial Mortgage Trust (IO) 1.832% due 10/15/45 §	$24,168,804	$146,018
Credit Suisse Mortgage Capital Certificates 2.760% (USD LIBOR + 2.650%) due 05/15/36 § ~	10,860,000	10,841,479
Credit Suisse Mortgage Trust
3.953% due 09/15/37 ~	6,800,000	7,162,927
4.024% (USD LIBOR + 3.024%) due 12/15/22 § ~	18,930,000	18,956,415
4.373% due 09/15/37 ~	1,700,000	1,525,110
5.710% (USD LIBOR + 5.600%) due 07/15/32 § ~	7,500,000	6,907,425
Fannie Mae
2.232% due 02/25/27	2,245,104	2,314,118
2.560% due 09/25/29	1,023,669	1,079,995
2.720% due 10/25/31 §	399,581	428,048
3.121% due 04/25/28 §	97,678	105,841
Fannie Mae (IO) 0.589% due 06/25/29 §	9,892,076	382,348
Fannie Mae - Aces
2.500% due 10/25/37	460,606	477,564
3.061% due 05/25/27 §	598,978	642,381
Fannie Mae - Aces (IO) 0.735% due 07/25/22 §	3,485,938	3,814
Freddie Mac (IO)
0.472% due 02/25/36 §	4,995,909	263,751
0.572% due 12/25/27 §	5,997,558	185,864
0.610% due 12/25/35 §	30,920,249	1,971,729
0.779% due 03/25/28 §	6,098,680	231,855
1.666% due 08/27/28 §	4,000,000	387,670
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
0.637% due 10/25/26 §	16,885,936	441,878
0.835% due 10/25/29 §	2,489,820	145,029
0.880% due 06/25/29 §	7,256,018	424,760
1.147% due 06/25/29 §	4,850,000	391,972
1.202% due 06/25/27 §	1,571,680	69,559
1.311% due 07/25/26 §	5,346,241	259,415
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 ~	48,272,785	13,705
GMAC Commercial Mortgage Securities, Inc. Trust 5.349% due 11/10/45 §	2,972	2,879
Government National Mortgage Association 2.768% due 11/16/47 §	1,237,078	1,266,178
Government National Mortgage Association (IO)
0.126% due 10/16/48 §	12,100,892	70,796
0.354% due 01/16/53 §	28,532,606	324,339
0.384% due 11/16/47 §	18,729,404	253,965
0.507% due 11/16/55 §	13,145,157	339,248
0.519% due 08/16/58 §	1,748,306	64,333
0.519% due 04/16/57 §	1,955,583	75,753
0.529% due 02/16/59 §	1,980,147	83,601
0.617% due 07/16/58 §	1,934,114	75,426
0.668% due 12/16/59 §	2,447,700	123,843
0.805% due 01/16/61 §	12,702,208	906,209
0.835% due 05/16/63 §	5,031,375	378,389
0.866% due 05/16/60 §	1,925,021	138,687
0.897% due 10/16/62 §	2,966,663	229,584
0.914% due 11/16/60 §	5,875,750	471,317
1.413% due 10/16/60 §	32,318,361	3,076,870
GS Mortgage Securities Corp. II 1.660% (USD LIBOR + 1.550%) due 09/15/31 § ~	8,218,800	7,498,637
GS Mortgage Securities Corp. Trust 1.260% (USD LIBOR + 1.150%) due 05/15/26 § ~	2,360,000	2,350,839
GS Mortgage Securities Trust
3.777% due 05/10/50 §	3,880,000	4,077,187
4.029% due 05/10/50 §	550,000	579,744
5.161% due 11/10/46 §	1,070,000	1,113,296

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
4.621% due 08/15/48 §	$2,470,000	$2,637,086
4.886% due 01/15/47 §	510,000	536,079
6.502% due 02/15/51 §	18,280	16,900
ML-CFC Commercial Mortgage Trust
5.450% due 08/12/48 § ~	54,430	26,661
5.450% due 08/12/48 §	431,082	211,158
6.193% due 09/12/49 §	64,453	63,515
Ready Capital Mortgage Financing LLC 1.280% (USD LIBOR + 1.200%) due 11/25/36 § ~	4,779,743	4,782,725
Shops at Crystals Trust 3.126% due 07/05/36 ~	15,000,000	15,441,324
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	1,110,729	1,126,544
WFRBS Commercial Mortgage Trust
4.204% due 11/15/47 §	3,830,000	3,819,234
4.723% due 03/15/47 §	340,000	353,227
WFRBS Commercial Mortgage Trust (IO)
1.005% due 03/15/47 §	8,639,467	138,623
1.281% due 06/15/45 § ~	1,794,082	1,720

		164,485,465

Collateralized Mortgage Obligations - Residential - 4.8%
Adjustable Rate Mortgage Trust
0.602% (USD LIBOR + 0.500%) due 03/25/36 §	359,025	154,200
2.553% due 10/25/35 §	1,444,458	1,328,909
Alternative Loan Trust
6.000% due 03/25/27	12,460	12,519
6.000% due 05/25/36	2,530,721	1,691,019
6.500% due 09/25/36	1,138,074	893,757
16.716% (16.940% - USD LIBOR) due 06/25/35 §	2,494,716	2,655,864
28.193% (28.600% - USD LIBOR) due 07/25/36 §	791,857	1,158,473
BCAP LLC Trust 0.492% due 03/28/37 § ~	3,195,198	3,181,184
Chevy Chase Funding LLC Mortgage-Backed Certificates 0.282% (USD LIBOR + 0.180%) due 08/25/47 § ~	183,200	165,355
Citigroup Mortgage Loan Trust
3.011% due 04/25/37 §	304,207	294,013
6.500% due 10/25/36 § ~	1,367,716	993,175
Connecticut Avenue Securities Trust
2.153% (USD LIBOR + 2.050%) due 01/25/40 § ~	2,110,701	2,120,659
2.203% (USD LIBOR + 2.100%) due 10/25/39 § ~	2,470,007	2,476,888
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35	526,066	370,914
5.750% due 02/25/37	3,289,164	2,213,070
Credit Suisse Mortgage Trust
1.844% (USD LIBOR + 1.750%) due 07/25/47 § ~	4,088,413	4,106,378
2.000% due 01/25/60 § ~	1,769,734	1,774,157
2.794% due 01/27/36 § ~	9,658,304	9,688,429
3.500% due 02/25/48 § ~	9,252,215	9,404,696
Fannie Mae
0.452% (USD LIBOR + 0.350%) due 05/25/34 §	226,574	226,854
2.000% due 07/25/50	1,545,643	1,427,329
4.000% due 04/25/40 - 07/25/40	4,947,865	5,116,964
5.500% due 04/25/42	1,763,890	1,986,000
6.000% due 05/25/42	580,839	669,594
6.500% due 06/25/39 - 07/25/42	1,297,664	1,518,449
7.000% due 05/25/42	251,195	302,604

	Principal Amount	Value
Fannie Mae (IO)
0.152% due 12/25/36 §	$862,950	$59,661
1.416% due 08/25/55 §	634,902	25,262
1.588% due 10/25/35 §	188,550	9,495
1.627% due 08/25/44 §	1,611,977	86,332
1.839% due 03/25/36	132,036	6,434
2.459% due 07/25/36 §	215,746	16,582
2.500% due 08/25/50 - 02/25/51	6,059,721	857,720
3.000% due 11/25/26 - 09/25/32	3,063,910	148,915
3.500% due 07/25/28 - 11/25/41	1,353,065	113,858
4.000% due 11/25/41	1,321,305	179,547
4.500% due 11/25/39	183,435	25,658
5.000% due 01/25/38 - 01/25/39	503,040	73,927
5.000% due 01/25/39 §	133,838	20,934
5.500% due 01/25/39 §	113,858	19,109
6.000% due 01/25/38 - 07/25/38	529,403	102,636
6.048% (6.150% - USD LIBOR) due 09/25/41 - 08/25/45 §	5,458,735	828,711
6.378% (6.480% - USD LIBOR) due 04/25/40 §	331,798	57,449
6.498% (6.600% - USD LIBOR) due 07/25/42 §	187,269	30,962
6.548% (6.650% - USD LIBOR) due 02/25/41 - 03/25/42 §	866,111	118,261
Fannie Mae (PO)
0.283% due 03/25/42	69,362	65,511
0.286% due 03/25/42	41,617	39,281
Fannie Mae Connecticut Avenue Securities
5.103% (USD LIBOR + 5.000%) due 11/25/24 §	707,252	717,526
5.353% (USD LIBOR + 5.250%) due 10/25/23 §	840,133	874,698
Flagstar Mortgage Trust 3.500% due 04/25/48 § ~	373,114	374,159
Freddie Mac
1.110% (USD LIBOR + 1.000%) due 02/15/32 §	37,205	38,049
1.850% (SOFR + 1.800%) due 01/25/51 § ~	2,940,000	2,948,934
1.953% (USD LIBOR + 1.850%) due 02/25/50 § ~	3,157,858	3,171,454
2.403% (USD LIBOR + 2.300%) due 01/25/50 § ~	2,570,000	2,573,178
3.000% due 08/15/48	480,424	495,685
3.500% due 10/15/37	1,636,266	1,653,101
3.853% (USD LIBOR + 3.750%) due 08/25/50 § ~	1,502,960	1,510,919
4.000% due 12/15/39	730,567	741,628
5.000% due 02/15/30 - 03/15/35	5,656,374	6,292,745
6.000% due 05/15/36	1,098,227	1,260,947
Freddie Mac (IO)
0.250% due 01/15/38 §	62,497	429
1.592% due 04/15/41 §	753,642	41,774
2.000% due 10/25/50	2,308,186	294,058
2.500% due 05/25/49 - 01/25/51	12,810,199	1,816,148
3.000% due 12/15/31	433,950	23,742
3.500% due 06/15/27 - 04/15/43	1,648,952	96,094
4.000% due 04/15/43	141,860	3,654
5.840% (5.950% - USD LIBOR) due 10/15/41 §	633,308	96,143
5.890% (6.000% - USD LIBOR) due 05/15/44 §	3,117,584	501,437
5.920% (6.030% - USD LIBOR) due 09/15/37 §	821,063	137,855
5.940% (6.050% - USD LIBOR) due 08/15/39 §	782,014	121,483
6.090% (6.200% - USD LIBOR) due 05/15/39 §	30,584	124
6.120% (6.230% - USD LIBOR) due 01/15/40 §	139,450	23,909

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
6.140% (6.250% - USD LIBOR) due 09/15/42 §	$473,636	$57,589
6.180% (6.290% - USD LIBOR) due 11/15/36 §	276,756	46,067
Freddie Mac Structured Agency Credit Risk Debt Notes
4.603% (USD LIBOR + 4.500%) due 02/25/24 §	2,453,771	2,537,942
5.053% (USD LIBOR + 4.950%) due 07/25/29 §	4,410,000	4,770,920
9.453% (USD LIBOR + 9.350%) due 04/25/28 §	2,838,088	3,077,665
Government National Mortgage Association
0.381% (USD LIBOR + 0.300%) due 02/20/68 - 07/20/68 §	4,297,560	4,291,408
0.431% (USD LIBOR + 0.350%) due 08/20/58 §	8,459,979	8,457,124
0.504% (USD LIBOR + 0.400%) due 08/20/70 §	226,284	226,699
0.554% (USD LIBOR + 0.450%) due 07/20/70 §	13,187,502	13,280,993
0.581% (USD LIBOR + 0.500%) due 03/20/61 §	1,048,847	1,051,512
0.604% (USD LIBOR + 0.500%) due 07/20/70 §	764,496	771,257
1.093% (USD LIBOR + 1.000%) due 05/20/60 §	260,895	263,960
1.254% (USD LIBOR + 1.150%) due 05/20/70 §	2,731,379	2,856,599
2.750% due 03/20/48	663,938	694,357
3.000% due 07/20/49	3,276,412	3,406,014
4.500% due 10/20/39	561,629	568,769
5.000% due 07/20/39	208,145	210,394
Government National Mortgage Association (IO)
1.306% due 11/20/42 §	159,891	6,387
2.000% due 12/20/50	8,655,992	885,209
2.500% due 08/20/50 - 02/20/51	15,346,772	2,176,764
3.500% due 04/20/27 - 04/20/50	4,315,493	555,473
4.000% due 04/16/45	771,559	121,682
5.000% due 10/20/44	3,786,155	706,532
5.993% (6.100% - USD LIBOR) due 08/16/42 §	498,338	90,818
6.043% (6.150% - USD LIBOR) due 06/16/43 §	608,578	51,341
6.093% (6.200% - USD LIBOR) due 10/16/42 §	703,472	132,641
6.376% (6.480% - USD LIBOR) due 04/20/40 §	75,335	12,984
6.446% (6.550% - USD LIBOR) due 06/20/40 §	1,461,336	295,733
6.493% (6.600% - USD LIBOR) due 04/16/42 §	1,463,846	320,964
6.546% (6.650% - USD LIBOR) due 01/20/40 §	43,394	1,843
GSMSC Resecuritization Trust 0.702% (USD LIBOR + 0.610%) due 11/26/37 § ~	13,880,000	12,638,226
Impac CMB Trust 0.622% (USD LIBOR + 0.520%) due 11/25/35 §	1,304,351	1,241,617
IndyMac INDX Mortgage Loan Trust 0.622% (USD LIBOR + 0.520%) due 06/25/35 §	979,859	890,146
JP Morgan Mortgage Trust
2.545% due 08/25/35 §	352,386	358,106
3.500% due 09/25/48 § ~	1,091,553	1,106,880
3.500% due 10/25/48 § ~	2,201,259	2,218,613
Legacy Mortgage Asset Trust 2.250% due 07/25/67 § ~	2,290,616	2,285,959

	Principal Amount	Value
Lehman Mortgage Trust
0.853% (USD LIBOR + 0.750%) due 12/25/35 §	$3,097,100	$1,702,317
6.000% due 05/25/37	238,196	254,471
MASTR Reperforming Loan Trust 7.000% due 08/25/34 ~	1,005,098	915,468
Merrill Lynch Mortgage Investors Trust 3.008% due 06/25/35 §	609,131	622,542
Morgan Stanley Mortgage Loan Trust
2.332% due 07/25/35 §	626,354	585,611
2.538% due 07/25/34 §	154,054	159,538
Morgan Stanley Resecuritization Trust
0.794% (US FED + 0.710%) due 12/27/46 § ~	25,658,016	23,429,751
0.854% (US FED + 0.770%) due 04/26/47 § ~	2,854,948	2,860,387
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 ~	1,260,827	1,274,540
New Residential Mortgage Loan Trust
4.000% due 05/25/57 § ~	2,517,731	2,646,757
4.250% due 12/25/57 § ~	4,879,812	5,103,056
Nomura Resecuritization Trust 1.084% (US FED + 1.000%) due 08/26/46 § ~	3,901,392	3,642,880
PMT Credit Risk Transfer Trust 2.852% (USD LIBOR + 2.750%) due 05/27/23 § ~	4,118,709	4,085,445
PRKCM Trust 2.071% due 11/25/56 § ~	2,296,782	2,292,531
RAAC Trust 6.000% due 09/25/34	9,097	8,966
Radnor RE Ltd. (Bermuda) 2.750% (SOFR + 2.700%) due 12/27/33 § ~	8,010,000	7,915,964
Residential Asset Securitization Trust
0.602% (USD LIBOR + 0.500%) due 07/25/36 §	343,660	267,262
6.000% due 08/25/36	730,955	622,142
Structured Adjustable Rate Mortgage Loan Trust
2.751% due 08/25/36 §	3,142,538	2,499,970
3.178% due 05/25/36 §	1,292,662	1,055,236
WaMu Mortgage Pass-Through Certificates Trust
2.453% due 10/25/36 §	478,378	468,256
2.515% due 09/25/33 §	76,224	76,388
3.109% due 07/25/37 §	1,617,895	1,638,336
Washington Mutual Mortgage Pass-Through Certificates Trust
0.782% (US FED + 0.700%) due 01/25/47 §	3,628,463	3,247,770
6.000% due 07/25/36	414,259	370,784

		225,041,126

Fannie Mae - 7.3%
due 01/01/52 - 02/01/52 #	53,600,000	54,977,437
1.500% due 12/01/35 - 03/01/36	910,628	914,320
2.000% due 08/01/50 - 01/01/52	48,843,458	48,760,160
2.260% due 04/01/30	580,042	605,071
2.500% due 03/01/38 - 10/01/51	58,087,898	59,810,529
2.810% due 04/01/25	130,000	135,744
3.000% due 07/01/35 - 09/01/51	66,610,865	70,124,306
3.040% due 06/01/29	1,000,000	1,090,625
3.160% due 05/01/29	1,005,012	1,099,256
3.500% due 12/01/34 - 06/01/51	37,528,456	40,134,646
4.000% due 10/01/42 - 06/01/57	33,330,551	36,527,749
4.500% due 04/01/23 - 08/01/58	18,265,902	20,115,354
5.000% due 07/01/33 - 06/01/41	5,030,469	5,684,469
5.500% due 04/01/37 - 11/01/38	754,549	862,684
6.000% due 04/01/33 - 07/01/41	1,024,142	1,181,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
6.500% due 05/01/40	$1,087,761	$1,267,155
7.000% due 02/01/39	540,545	639,260

		343,929,782

Freddie Mac - 2.9%
2.000% due 09/01/41 - 12/01/51	33,324,880	33,442,212
2.078% (UST + 1.285%) due 03/01/47 §	819,035	838,837
2.500% due 04/01/41 - 08/01/51	25,451,308	26,160,078
2.875% (USD LIBOR + 1.620%) due 11/01/47 §	2,491,756	2,574,354
3.000% due 09/01/32 - 03/01/50	19,983,946	21,090,611
3.016% (USD LIBOR + 1.628%) due 11/01/48 §	6,773,091	6,996,772
3.090% (USD LIBOR + 1.622%) due 02/01/50 §	2,594,397	2,681,871
3.500% due 01/01/38 - 05/01/50	6,612,147	7,074,186
4.000% due 10/01/42 - 03/01/50	16,992,747	18,403,352
4.500% due 07/01/23 - 04/01/47	8,060,905	8,927,224
5.000% due 12/01/35 - 06/01/48	3,160,688	3,562,694
5.500% due 08/01/37 - 12/01/38	728,000	833,472
6.000% due 10/01/36 - 11/01/39	2,022,449	2,341,369
6.500% due 09/01/39	340,377	389,664
7.000% due 03/01/39	157,511	185,637

		135,502,333

Government National Mortgage Association - 1.7%
due 01/01/52 #	1,000,000	1,034,731
0.709% (USD LIBOR + 0.621%) due 08/20/60 §	515,053	520,069
3.000% due 09/15/42 - 09/20/51	15,264,971	15,898,696
3.500% due 06/20/44 - 07/20/50	16,326,807	17,178,614
4.000% due 02/20/33 - 04/20/50	21,320,229	22,653,261
4.500% due 01/20/40 - 11/20/50	14,454,053	15,554,256
5.000% due 01/15/40 - 10/20/47	5,041,304	5,720,634
5.500% due 06/15/36	199,275	228,309
6.000% due 06/20/35 - 03/20/42	2,494,409	2,844,634
6.500% due 10/20/37	336,194	395,784

		82,028,988

Total Mortgage-Backed Securities (Cost $935,405,611)		950,987,694

ASSET-BACKED SECURITIES - 3.4%
Accredited Mortgage Loan Trust 0.372% (USD LIBOR + 0.270%) due 09/25/36 §	2,430,000	2,346,195
ACRES Commercial Realty Ltd. 1.310% (USD LIBOR + 1.200%) due 06/15/36 § ~	2,380,000	2,379,238
Applebee’s Funding LLC/IHOP Funding LLC 4.194% due 06/05/49 ~	2,475,000	2,512,670
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman) 1.440% (USD LIBOR + 1.350%) due 11/15/36 § ~	4,780,000	4,789,731
Avis Budget Rental Car Funding AESOP LLC
3.340% due 08/20/26 ~	5,000,000	4,935,843
3.350% due 09/22/25 ~	6,570,000	6,888,089
Citigroup Mortgage Loan Trust 0.172% (USD LIBOR + 0.070%) due 05/25/37 §	163,611	135,088
College Ave Student Loans LLC 3.280% due 12/28/48 ~	1,703,811	1,754,323
Credit Suisse European Mortgage Capital Ltd. (Ireland) 3.032% (USD LIBOR + 2.900%) due 08/09/24 § ~	4,118,400	3,995,828
Credit-Based Asset Servicing & Securitization LLC 0.882% (USD LIBOR + 0.780%) due 07/25/33 §	625,815	618,512

	Principal Amount	Value
CSMC Trust 2.988% due 07/25/57 § ~	$9,880,000	$10,616,485
DB Master Finance LLC 2.791% due 11/20/51 ~	2,350,000	2,353,381
ECMC Group Student Loan Trust 1.453% (USD LIBOR + 1.350%) due 07/26/66 § ~	4,192,166	4,319,231
Fannie Mae Grantor Trust 2.898% due 06/25/27	537,507	568,787
First Franklin Mortgage Loan Trust 0.222% (USD LIBOR + 0.120%) due 11/25/36 §	8,550,437	8,258,491
FNA VI LLC 1.350% due 01/10/32 ~	3,134,962	3,066,303
Ford Credit Floorplan Master Owner Trust 4.060% due 11/15/30	5,020,000	5,639,276
Foundation Finance Trust 1.270% due 05/15/41 ~	3,206,585	3,158,075
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	500,000	524,280
GoodLeap Sustainable Home Solutions Trust 1.930% due 07/20/48 ~	2,244,280	2,201,063
Hildene Community Funding CDO Ltd. (Cayman) 2.600% due 11/01/35 ~	4,880,000	4,882,270
Home Equity Asset Trust 1.047% (USD LIBOR + 0.945%) due 12/25/35 §	2,370,000	2,360,006
InStar Leasing III LLC 2.300% due 02/15/54 ~	3,558,221	3,541,467
Legacy Mortgage Asset Trust 3.200% due 05/25/59 § ~	7,067,704	7,090,931
Magnolia Finance X DAC (Ireland) 3.980% due 08/13/24 ±	4,303,116	4,090,107
Mercury Financial Credit Card Master Trust 4.210% due 03/20/26 ~	4,000,000	4,024,163
National Collegiate Student Loan Trust 0.463% (USD LIBOR + 0.360%) due 01/26/32 §	1,200,000	990,636
Oak Street Investment Grade Net Lease Fund 1.850% due 11/20/50 ~	4,346,307	4,310,136
Origen Manufactured Housing Contract Trust
1.616% due 10/15/37 §	3,604,322	3,496,352
2.544% due 04/15/37 §	2,426,675	2,331,678
RAMP Trust 0.372% (USD LIBOR + 0.270%) due 10/25/36 §	678,329	678,737
RASC Trust 0.322% (USD LIBOR + 0.220%) due 01/25/37 §	6,360,000	6,213,900
Saxon Asset Securities Trust 0.342% (USD LIBOR + 0.240%) due 10/25/46 §	9,050,000	8,398,809
SBA Small Business Investment Cos. 3.548% due 09/10/28	809,090	857,481
SLC Student Loan Trust 0.353% (USD LIBOR + 0.150%) due 12/15/39 §	4,300,000	4,218,072
SLM Student Loan Trust 0.294% (USD LIBOR + 0.170%) due 01/25/40 §	2,965,980	2,896,291
SMB Private Education Loan Trust
1.390% due 01/15/53 ~	2,051,976	2,020,152
1.590% due 01/15/53 ~	8,800,000	8,727,136
Sofi Professional Loan Program Trust 3.340% due 08/25/47 ~	1,899,703	1,933,312
Stonepeak ABS 2.301% due 02/28/33 ~	8,851,991	8,771,908

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Structured Asset Investment Loan Trust 1.102% (USD LIBOR + 1.000%) due 10/25/33 §	$514,754	$515,469
Sunrun Vulcan Issuer LLC 2.460% due 01/30/52 ~	2,088,337	2,069,851
Thrust Engine Leasing Thrst 4.163% due 07/15/40 ~	2,369,836	2,379,343
United States Small Business Administration
2.690% due 07/01/44	1,440,241	1,508,067
2.980% due 04/01/39	742,978	794,186

Total Asset-Backed Securities (Cost $155,997,255)		160,161,349

U.S. GOVERNMENT AGENCY ISSUE - 0.5%
Fannie Mae 6.625% due 11/15/30	15,850,000	22,399,601

Total U.S. Government Agency Issue (Cost $19,711,811)		22,399,601

U.S. TREASURY OBLIGATIONS - 21.6%
U.S. Treasury Bonds - 9.8%
1.125% due 08/15/40	24,350,000	21,268,203
1.250% due 05/15/50	4,320,000	3,670,144
1.375% due 08/15/50	111,940,000	98,100,543
1.625% due 11/15/50	77,750,000	72,462,393
1.750% due 08/15/41	24,790,000	24,042,426
1.875% due 02/15/51	79,830,000	79,012,989
1.875% due 11/15/51	20,450,000	20,293,430
2.000% due 11/15/41	39,180,000	39,639,141
2.000% due 02/15/50	18,130,000	18,422,488
2.000% due 08/15/51	18,390,000	18,752,053
2.250% due 05/15/41	13,310,000	13,987,978
2.375% due 05/15/51	43,180,000	47,707,153
3.625% due 02/15/44 ‡	4,510,000	5,870,928

		463,229,869

U.S. Treasury Notes - 11.8%
0.125% due 07/15/23	190,000	188,649
0.125% due 10/15/23	190,000	188,133
0.250% due 11/15/23	420,000	416,587
0.250% due 06/30/25	7,680,000	7,462,500
0.250% due 08/31/25	290,000	280,949
0.250% due 09/30/25	1,090,000	1,055,682
0.250% due 10/31/25	2,250,000	2,174,941
0.375% due 11/30/25	5,000,000	4,849,414
0.375% due 01/31/26	1,570,000	1,519,282
0.625% due 10/15/24	2,310,000	2,291,682
0.625% due 12/31/27	509,600	487,723
0.750% due 03/31/26	6,940,000	6,808,791
0.750% due 04/30/26	31,300,000	30,682,559
0.750% due 05/31/26	100,000	97,953
0.750% due 08/31/26	4,800,000	4,692,937
0.875% due 06/30/26	6,670,000	6,565,000
1.000% due 07/31/28	33,370,000	32,495,341
1.125% due 08/31/28	22,390,000	21,961,442
1.250% due 11/30/26	2,550,000	2,548,805
1.250% due 12/31/26	11,590,000	11,579,134
1.250% due 03/31/28	1,980,000	1,962,830
1.250% due 04/30/28	100,950,000	100,054,857
1.250% due 05/31/28	35,260,000	34,919,796
1.250% due 06/30/28	35,080,000	34,729,200
1.250% due 09/30/28	13,190,000	13,039,552
1.250% due 08/15/31	144,590,000	141,404,502
1.375% due 12/31/28	35,130,000	34,981,795
1.375% due 11/15/31	860,000	849,384

	Principal Amount	Value
1.500% due 11/30/28	$21,000,000	$21,088,594
1.625% due 05/15/31	31,380,000	31,789,411

		553,167,425

Total U.S. Treasury Obligations (Cost $1,026,742,373)		1,016,397,294

FOREIGN GOVERNMENT BONDS & NOTES - 9.1%
Abu Dhabi Government (United Arab Emirates)
2.500% due 10/11/22 ~	3,650,000	3,706,571
3.125% due 09/30/49 ~	11,470,000	11,738,834
Argentine Bonos del Tesoro (Argentina) 16.000% due 10/17/23 Ω	ARS 20,030,000	62,225
Argentine Republic Government (Argentina)
0.500% due 07/09/30 §	$5,494,820	1,936,979
1.000% due 07/09/29	522,501	190,718
1.125% due 07/09/35 §	2,585,277	830,546
2.500% due 07/09/41 §	9,140,000	3,240,130
Brazil Notas do Tesouro Nacional Serie F (Brazil)
10.000% due 01/01/23	BRL 51,120,000	9,043,545
10.000% due 01/01/25	32,472,000	5,747,634
10.000% due 01/01/27	56,496,000	9,951,750
10.000% due 01/01/31	111,457,000	19,213,602
Brazilian Government (Brazil)
2.625% due 01/05/23	$660,000	672,540
4.625% due 01/13/28	2,620,000	2,740,376
5.000% due 01/27/45	4,870,000	4,580,235
5.625% due 01/07/41	3,690,000	3,776,863
5.625% due 02/21/47	7,120,000	7,066,600
China Government (China)
3.310% due 11/30/25 ~	CNY 109,500,000	17,695,228
3.380% due 11/21/24 ~	17,000,000	2,738,229
3.390% due 05/21/25 ~	20,500,000	3,310,200
Colombia Government (Colombia)
3.250% due 04/22/32	$2,720,000	2,451,400
4.125% due 02/22/42	2,740,000	2,294,750
5.625% due 02/26/44	3,880,000	3,767,946
Egypt Government (Egypt) 5.577% due 02/21/23 ~	2,250,000	2,334,578
Indonesia Government (Indonesia)
3.500% due 01/11/28	530,000	572,919
3.750% due 04/25/22 ~	1,490,000	1,504,085
3.850% due 07/18/27 ~	1,190,000	1,304,978
4.350% due 01/11/48	2,260,000	2,593,860
4.750% due 02/11/29	5,300,000	6,177,682
4.750% due 07/18/47 ~	400,000	484,905
5.125% due 01/15/45 ~	2,540,000	3,161,448
5.250% due 01/08/47 ~	1,590,000	2,042,281
5.375% due 10/17/23 ~	400,000	432,051
5.875% due 01/15/24 ~	973,000	1,067,401
Indonesia Treasury (Indonesia)
6.375% due 04/15/32	IDR 37,919,000,000	2,683,130
6.500% due 02/15/31	437,967,000,000	31,054,864
7.000% due 05/15/27	236,437,000,000	17,816,189
Israel Government International (Israel) 2.750% due 07/03/30	$1,680,000	1,789,486
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 1,918,726,976	17,163,958
Kenya Government (Kenya)
6.300% due 01/23/34 ~	$3,210,000	3,160,072
6.875% due 06/24/24 ~	990,000	1,048,395
7.250% due 02/28/28 ~	1,210,000	1,305,396
Kuwait International Government Bond (Kuwait) 3.500% due 03/20/27 ~	3,530,000	3,851,071
Mexican Bonos (Mexico)
7.750% due 11/23/34	MXN 171,270,000	8,434,057
7.750% due 11/13/42	691,077,500	32,786,819

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
8.000% due 11/07/47	MXN 907,490,000	$43,992,972
8.500% due 05/31/29	229,220,000	11,855,400
10.000% due 12/05/24	109,240,000	5,717,248
Mexico Government (Mexico)
4.600% due 02/10/48	$6,610,000	7,068,106
5.750% due 10/12/10	1,450,000	1,668,602
Nigeria Government (Nigeria)
6.500% due 11/28/27 ~	1,440,000	1,441,073
7.143% due 02/23/30 ~	1,110,000	1,094,016
Panama Government (Panama)
2.252% due 09/29/32	2,880,000	2,738,160
4.500% due 04/01/56	1,930,000	2,133,152
Peruvian Government (Peru)
2.783% due 01/23/31	3,650,000	3,640,911
5.625% due 11/18/50	2,350,000	3,312,348
Provincia de Buenos Aires (Argentina) 3.900% due 09/01/37 § ~	4,204,172	1,802,539
Qatar Government (Qatar)
4.000% due 03/14/29 ~	2,980,000	3,364,167
4.400% due 04/16/50 ~	1,990,000	2,476,428
4.817% due 03/14/49 ~	6,660,000	8,751,040
Republic of Poland Government (Poland) 4.000% due 01/22/24	4,710,000	4,989,392
Russian Federal (Russia)
6.900% due 05/23/29	RUB 1,033,350,000	12,735,711
7.000% due 01/25/23	198,150,000	2,608,557
7.000% due 08/16/23	234,570,000	3,067,579
7.050% due 01/19/28	656,291,000	8,225,056
7.250% due 05/10/34	41,210,000	508,205
7.650% due 04/10/30	1,343,710,000	17,279,371
7.700% due 03/16/39	690,870,000	8,755,398
8.150% due 02/03/27	458,179,000	6,075,251
State of Israel (Israel) 3.375% due 01/15/50	$990,000	1,072,997

Total Foreign Government Bonds & Notes (Cost $453,676,991)		425,900,205

SHORT-TERM INVESTMENTS - 0.4%
Mortgage-Backed Securities - 0.2%
MRA Issuance Trust 1.849% (USD LIBOR + 1.750%) due 02/16/22 § ~	8,960,000	8,969,888

Repurchase Agreement - 0.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $11,123,199; collateralized by U.S. Treasury Inflation Indexed Notes: 0.125% due 07/15/30 and value $11,345,696)	11,123,199	11,123,199

Total Short-Term Investments (Cost $20,083,199)		20,093,087

TOTAL INVESTMENTS - 98.4% (Cost $4,523,773,255)		4,623,293,441

DERIVATIVES - 0.2%		7,784,908

OTHER ASSETS & LIABILITIES, NET - 1.4%		65,184,771

NET ASSETS - 100.0%		$4,696,263,120

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	37.3%
U.S. Treasury Obligations	21.6%
Mortgage-Backed Securities	20.2%
Foreign Government Bonds & Notes	9.1%
Senior Loan Notes	5.9%
Asset-Backed Securities	3.4%
Others (each less than 3.0%)	0.9%

98.4%
Derivatives	0.2%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)

As of December 31, 2021, an investment with a value of $3,124,218 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(c)

An investment with a value of $62,225 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(d)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AUD FX	03/22	738	$52,655,540	$53,711,640	$1,056,100
Australia Treasury 10-Year Bonds	03/22	545	55,152,199	55,181,898	29,699
CAD FX	03/22	330	26,096,565	26,086,500	(10,065)
CHF FX	03/22	51	6,928,109	7,007,400	79,291
EUR FX	03/22	571	80,930,250	81,385,344	455,094
Euro-Bobl	03/22	54	8,266,150	8,191,459	(74,691)
Euro-OAT	03/22	176	33,264,728	32,691,333	(573,395)
Eurodollar	12/22	2,150	533,964,665	531,883,125	(2,081,540)
Eurodollar	06/23	962	238,677,013	237,205,150	(1,471,863)
Eurodollar	09/23	229	56,715,244	56,385,525	(329,719)
Eurodollar	12/23	6,876	1,699,631,681	1,691,667,900	(7,963,781)
GBP FX	03/22	219	18,087,950	18,520,556	432,606
JPY FX	03/22	396	43,568,015	43,055,100	(512,915)
Long Gilt	03/22	1	168,559	169,058	499
MXN FX	03/22	1,373	31,876,768	33,130,490	1,253,722
RUB FX	03/22	631	20,788,853	20,704,688	(84,165)
U.S. Treasury 5-Year Notes	03/22	15,769	1,904,907,475	1,907,679,422	2,771,947
U.S. Treasury 30-Year Bonds	03/22	988	157,266,752	158,512,250	1,245,498
U.S. Treasury Ultra Long Bonds	03/22	1,103	213,818,174	217,428,875	3,610,701
U.S. Treasury Ultra 10-Year Notes	03/22	415	59,725,437	60,771,563	1,046,126

					(1,120,851)

Short Futures Outstanding
Euribor	03/22	240	68,667,536	68,682,266	(14,730)
Euro-Bund	01/22	95	16,316,259	16,387,500	(71,241)
Euro-Bund	01/22	16	2,750,385	2,776,000	(25,615)
Euro-Bund	01/22	31	5,320,376	5,394,000	(73,624)
Euro-Bund	03/22	643	127,204,265	125,452,309	1,751,956
Euro-Buxl	03/22	136	32,939,614	32,010,784	928,830
Eurodollar	03/22	1,052	262,361,645	262,092,650	268,995
Japan 10-Year Bonds	03/22	66	87,205,835	86,976,789	229,046
U.S. Treasury 2-Year Notes	03/22	391	85,390,058	85,305,203	84,855
U.S. Treasury 10-Year Notes	03/22	7,748	1,005,975,180	1,010,871,875	(4,896,695)

					(1,818,223)

Total Futures Contracts					($2,939,074)

(e)	Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	1,576,634	USD	1,150,274	01/22	JPM	$-	($3,151)
AUD	34,300,000	USD	24,381,812	01/22	MSC	574,084	-
BRL	40,256,949	USD	7,057,744	01/22	BNP	147,138	-
BRL	68,160,000	USD	11,953,072	01/22	CIT	245,686	-
CAD	76,570,000	USD	60,960,949	01/22	CIT	-	(429,640)
CAD	57,238,353	USD	45,593,931	01/22	MSC	-	(344,977)
CAD	32,200,000	USD	25,428,614	01/22	MSC	26,631	-
EUR	57,250,000	USD	64,709,675	01/22	JPM	487,516	-
GBP	11,687,500	USD	15,470,066	01/22	GSC	349,103	-
IDR	618,398,132,185	USD	42,833,661	01/22	CIT	605,567	-
INR	764,390,530	USD	10,176,948	01/22	CIT	68,058	-
JPY	3,419,943,288	USD	30,128,792	01/22	MSC	-	(395,167)
RUB	5,231,495,764	USD	70,633,264	01/22	GSC	-	(1,002,875)
USD	278,454	BRL	1,544,443	01/22	MSC	2,041	-
USD	2,418,834	CAD	2,995,000	01/22	CIT	51,180	-
USD	6,888,131	CHF	6,375,000	01/22	JPM	-	(110,632)
USD	26,403,791	CNH	172,194,963	01/22	JPM	-	(661,785)
USD	74,115,196	EUR	64,010,000	01/22	BNP	1,219,612	-
USD	4,950,393	EUR	4,385,000	01/22	CIT	-	(43,313)
USD	79,538,860	EUR	68,615,837	01/22	CIT	1,398,078	-
USD	151,859	GBP	111,281	01/22	GSC	1,239	-
USD	15,026,214	IDR	214,560,000,000	01/22	CIT	-	(45,502)
USD	15,000,000	IDR	213,513,750,000	01/22	CIT	1,778	-
USD	19,108,537	MXN	402,250,000	01/22	GSC	-	(491,424)
USD	27,019,067	MXN	565,455,029	01/22	MSC	-	(533,193)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	28,232,870	RUB	2,010,214,385	01/22	GSC	$1,477,231	$-
ZAR	107,540,000	USD	6,973,562	01/22	MSC	-	(238,102)

Total Forward Foreign Currency Contracts						$6,654,942	($4,299,761)

(f)	Purchased options outstanding as of December 31, 2021 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - EUR FX (01/22)	$1.13	01/07/22	CME	33	$4,661,250	$46,282	$44,137
Call - EUR FX (01/22)	1.14	01/07/22	CME	81	11,542,500	85,227	35,437
Call - AUD FX (01/22)	70.50	01/07/22	CME	33	2,326,500	24,833	75,570
Call - AUD FX (01/22)	71.50	01/07/22	CME	32	2,288,000	13,360	41,600
Call - AUD FX (01/22)	72.00	01/07/22	CME	65	4,680,000	42,093	54,600
Call - U.S. Treasury 10-Year Notes (01/22)	130.25	01/07/22	CME	27	3,516,750	10,594	13,500
Call - U.S. Treasury 10-Year Notes (01/22)	130.50	01/07/22	CME	48	6,264,000	15,833	17,250
Call - U.S. Treasury 30-Year Bonds (01/22)	159.50	01/07/22	CME	12	1,914,000	10,896	17,063
Call - U.S. Treasury 5-Year Notes (02/22)	121.00	01/21/22	CME	24	2,904,000	8,667	8,250
Call - U.S. Treasury 10-Year Notes (02/22)	130.50	01/21/22	CME	15	1,957,500	8,463	7,969
Call - U.S. Treasury 30-Year Bonds (02/22)	159.50	01/21/22	CME	46	7,337,000	62,970	88,406
Call - U.S. Treasury 30-Year Bonds (02/22)	160.00	01/21/22	CME	58	9,280,000	75,428	94,250
Call - U.S. Treasury 30-Year Bonds (02/22)	161.00	01/21/22	CME	217	34,937,000	313,297	240,734
Call - U.S. Treasury 30-Year Bonds (02/22)	162.00	01/21/22	CME	84	13,608,000	123,895	60,375
Call - JPY FX (02/22)	88.00	02/04/22	CME	33	3,630,000	24,433	10,313

						866,271	809,454

Put - EUR FX (01/22)	1.13	01/07/22	CME	33	4,640,625	35,970	413
Put - U.S. Treasury 10-Year Notes (02/22)	130.25	01/21/22	CME	24	3,126,000	13,542	12,000
Put - U.S. Treasury 10-Year Notes (02/22)	130.50	01/21/22	CME	24	3,132,000	16,541	14,625
Put - U.S. Treasury 10-Year Notes (02/22)	131.00	01/21/22	CME	118	15,458,000	71,376	103,250
Put - U.S. Treasury 30-Year Bonds (02/22)	162.00	01/21/22	CME	48	7,776,000	74,333	109,500

						211,762	239,788

Total Purchased Options						$1,078,033	$1,049,242

(g)	Premiums received and value of written options outstanding as of December 31, 2021 were as follows:

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - EUR FX (01/22)	$1.14	01/07/22	CME	65	$9,221,875	$50,063	($53,625)
Call - U.S. Treasury 5-Year Notes (02/22)	121.25	01/21/22	CME	907	109,973,750	279,384	(212,578)
Call - U.S. Treasury 5-Year Notes (02/22)	121.50	01/21/22	CME	674	81,891,000	203,818	(100,047)
Call - U.S. Treasury 10-Year Notes (02/22)	130.00	01/21/22	CME	87	11,310,000	49,318	(74,765)
Call - U.S. Treasury 10-Year Notes (02/22)	130.75	01/21/22	CME	64	8,368,000	36,436	(29,000)
Call - U.S. Treasury 10-Year Notes (02/22)	131.00	01/21/22	CME	100	13,100,000	53,733	(34,375)
Call - U.S. Treasury 10-Year Notes (02/22)	131.50	01/21/22	CME	328	43,132,000	122,417	(61,500)
Call - U.S. Treasury 10-Year Notes (02/22)	132.00	01/21/22	CME	120	15,840,000	57,167	(13,125)
Call - U.S. Treasury 30-Year Bonds (02/22)	160.50	01/21/22	CME	93	14,926,500	86,308	(124,969)
Call - U.S. Treasury 30-Year Bonds (02/22)	161.50	01/21/22	CME	22	3,553,000	13,368	(19,594)
Call - U.S. Treasury 30-Year Bonds (02/22)	164.00	01/21/22	CME	95	15,580,000	99,258	(26,719)
Call - AUD FX (02/22)	72.00	02/04/22	CME	33	2,376,000	20,038	(39,270)
Call - AUD FX (02/22)	73.00	02/04/22	CME	8	584,000	4,780	(4,880)
Call - U.S. Treasury 10-Year Notes (03/22)	131.00	02/18/22	CME	23	3,013,000	11,460	(15,094)
Call - U.S. Treasury 10-Year Notes (03/22)	131.50	02/18/22	CME	164	21,566,000	100,482	(76,875)
Call - U.S. Treasury 10-Year Notes (03/22)	132.00	02/18/22	CME	234	30,888,000	103,986	(73,125)
Call - U.S. Treasury 30-Year Bonds (03/22)	164.00	02/18/22	CME	71	11,644,000	83,284	(58,797)

						1,375,300	(1,018,338)

Put - U.S. Treasury 5-Year Notes (02/22)	120.50	01/21/22	CME	120	14,460,000	26,980	(21,563)
Put - U.S. Treasury 5-Year Notes (02/22)	121.00	01/21/22	CME	120	14,520,000	32,605	(44,063)
Put - U.S. Treasury 10-Year Notes (02/22)	130.00	01/21/22	CME	24	3,120,000	8,771	(9,375)
Put - U.S. Treasury 30-Year Bonds (02/22)	160.00	01/21/22	CME	123	19,680,000	115,100	(146,062)
Put - U.S. Treasury 30-Year Bonds (02/22)	161.00	01/21/22	CME	142	22,862,000	141,754	(237,406)

						325,210	(458,469)

Total Written Options						$1,700,510	($1,476,807)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(h)	Swap agreements outstanding as of December 31, 2021 were as follows:

Credit Default Swaps on Corporate Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/21 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Apache Corp.	Q	1.000%	06/20/26	ICE	1.492%	$3,337,000	($68,969)	($165,771)	$96,802
Apache Corp.	Q	1.000%	12/20/26	ICE	1.629%	2,800,000	(81,624)	(87,904)	6,280

							($150,593)	($253,675)	$103,082

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG37 5Y	Q	1.000%	12/20/26	ICE	$649,978,750	$16,098,285	$15,538,242	$560,043
CDX HY37 5Y	Q	5.000%	12/20/26	ICE	62,740,000	5,874,471	5,970,608	(96,137)

						$21,972,756	$21,508,850	$463,906

Total Credit Default Swaps						$21,822,163	$21,255,175	$566,988

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counter- Party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.024%	Brazil CETIP Interbank	Z/Z	CIT	01/04/27	BRL 159,667,000	($1,557,375)	$64,849	($1,622,224)
7.044%	Brazil CETIP Interbank	Z/Z	JPM	01/04/27	38,100,000	(365,147)	-	(365,147)

						(1,922,522)	64,849	(1,987,371)

			Exchange
0.190%	3-Month USD-LIBOR	S/Q	CME	06/15/22	$158,541,000	(70,067)	(715)	(69,352)
0.820%	3-Month USD-LIBOR	S/Q	CME	06/04/24	423,037,000	(2,971,941)	-	(2,971,941)
3.370%	U.S. CPI Urban Consumers	Z/Z	LCH	11/18/26	58,500,000	711,590	621,410	90,180
7.450%	28-Day MXN TIIE	L/L	CME	07/18/29	MXN 571,270,000	2,947	240,738	(237,791)
7.440%	28-Day MXN TIIE	L/L	CME	07/20/29	594,730,000	(17,543)	303,480	(321,023)
2.770%	U.S. CPI Urban Consumers	Z/Z	LCH	10/20/31	$42,570,000	(401,569)	36,684	(438,253)

						(2,746,583)	1,201,597	(3,948,180)

Total Interest Rate Swaps – Long						($4,669,105)	$1,266,446	($5,935,551)

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.970%	U.S. CPI Urban Consumers	Z/Z	LCH	11/18/23	$58,500,000	($288,222)	($215,823)	($72,399)
2.950%	U.S. CPI Urban Consumers	Z/Z	LCH	10/20/26	42,570,000	455,370	(22,277)	477,647
1.520%	1-Day U.S. SOFR	A/A	CME	11/20/26	66,480,000	(287,134)	(113,935)	(173,199)
0.710%	1-Day U.S. SOFR	A/A	CME	05/15/27	157,386,000	2,864,633	355,610	2,509,023

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.350%	3-Month USD-LIBOR	S/Q	CME	02/15/28	$90,657,000	($47,014)	($166,267)	$119,253
1.130%	1-Day U.S. SOFR	A/A	CME	08/15/28	74,864,000	304,423	527,242	(222,819)
1.220%	1-Day U.S. SOFR	A/A	CME	08/15/28	49,021,000	(85,194)	(21,566)	(63,628)
1.200%	1-Day U.S. SOFR	A/A	CME	11/01/28	28,146,000	(49,799)	(1,642)	(48,157)
1.733%	1-Day U.S. SOFR	A/A	CME	10/20/31	42,570,000	(415,996)	167,689	(583,685)
0.560%	1-Day U.S. SOFR	A/A	CME	07/20/45	43,710,000	8,042,409	379,274	7,663,135
0.740%	1-Day U.S. SOFR	A/A	CME	08/19/45	19,420,000	2,870,500	-	2,870,500
0.641%	1-Day JPY-TONAR	S/S	CME	05/09/46	JPY 2,649,800,000	(1,196,002)	3,542	(1,199,544)
1.520%	1-Day U.S. SOFR	A/A	CME	02/15/47	$24,057,000	(306,579)	(239,827)	(66,752)
1.729%	1-Day U.S. SOFR	A/A	CME	02/15/47	6,755,000	(418,705)	-	(418,705)
1.200%	3-Month USD-LIBOR	S/Q	CME	02/15/47	8,648,000	958,246	47,635	910,611
1.225%	3-Month USD-LIBOR	S/Q	CME	02/15/47	4,163,000	438,984	4,050	434,934
1.600%	3-Month USD-LIBOR	S/Q	CME	02/15/47	10,766,000	270,221	63,389	206,832
1.630%	3-Month USD-LIBOR	S/Q	CME	02/15/47	19,729,000	406,822	124,146	282,676
0.900%	3-Month USD-LIBOR	S/Q	CME	03/17/50	6,305,000	1,201,487	1,855,507	(654,020)
1.200%	3-Month USD-LIBOR	S/Q	CME	10/07/50	22,220,000	2,721,541	112,662	2,608,879
2.000%	3-Month USD-LIBOR	S/Q	CME	06/03/51	1,936,000	(128,560)	20,134	(148,694)
2.050%	3-Month USD-LIBOR	S/Q	CME	06/07/51	5,806,000	(454,008)	(726)	(453,282)
1.671%	3-Month USD-LIBOR	S/Q	CME	07/09/51	18,157,000	105,400	(80,923)	186,323

						$16,962,823	$2,797,894	$14,164,929

Total Interest Rate Swaps						$12,293,718	$4,064,340	$8,229,378

Total Swap Agreements						$34,115,881	$25,319,515	$8,796,366

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$64,849	$-
Liabilities	-	(1,987,371)
Centrally Cleared Swap Agreements (1)
Assets	26,372,042	19,023,118
Liabilities	(1,117,376)	(8,239,381)

	$25,319,515	$8,796,366

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,752,581,268	$-	$1,752,581,268	$-
	Senior Loan Notes	274,772,943	-	274,772,943	-
	Mortgage-Backed Securities	950,987,694	-	950,987,694	-
	Asset-Backed Securities	160,161,349	-	156,071,242	4,090,107
	U.S. Government Agency Issue	22,399,601	-	22,399,601	-
	U.S. Treasury Obligations	1,016,397,294	-	1,016,397,294	-
	Foreign Government Bonds & Notes	425,900,205	-	425,900,205	-
	Short-Term Investments	20,093,087	-	20,093,087	-
	Derivatives:
	Credit Contracts
	Swaps	663,125	-	663,125	-
	Foreign Currency Contracts
	Futures	3,276,813	3,276,813	-	-
	Forward Foreign Currency Contracts	6,654,942	-	6,654,942	-
	Purchased Options	262,070	-	262,070

	Total Foreign Currency Contracts	10,193,825	3,276,813	6,917,012	-

	Interest Rate Contracts
	Futures	11,968,152	11,968,152	-	-
	Purchased Options	787,172	-	787,172	-
	Swaps	18,359,993	-	18,359,993	-

	Total Interest Rate Contracts	31,115,317	11,968,152	19,147,165	-

	Total Asset - Derivatives	41,972,267	15,244,965	26,727,302	-

	Total Assets	4,665,265,708	15,244,965	4,645,930,636	4,090,107

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(96,137)	-	(96,137)	-
	Foreign Currency Contracts
	Futures	(607,145)	(607,145)	-	-
	Forward Foreign Currency Contracts	(4,299,761)	-	(4,299,761)	-
	Written Options	(97,775)	-	(97,775)	-

	Total Foreign Currency Contracts	(5,004,681)	(607,145)	(4,397,536)

	Interest Rate Contracts
	Futures	(17,576,894)	(17,576,894)	-	-
	Written Options	(1,379,032)	-	(1,379,032)	-
	Swaps	(10,130,615)	-	(10,130,615)	-

	Total Interest Rate Contracts	(29,086,541)	(17,576,894)	(11,509,647)	-

	Total Liabilities - Derivatives	(34,187,359)	(18,184,039)	(16,003,320)	-

	Total Liabilities	(34,187,359)	(18,184,039)	(16,003,320)	-

	Total	$4,631,078,349	($2,939,074)	$4,629,927,316	$4,090,107

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUND - 1.3%
SPDR Blackstone Senior Loan	113,070	$5,159,384

Total Exchange-Traded Fund (Cost $5,015,377)		5,159,384

	Principal Amount
CORPORATE BONDS & NOTES - 4.2%
Communications - 0.7%
CSC Holdings LLC 6.500% due 02/01/29 ~	$2,500,000	2,680,075

Consumer, Cyclical - 1.3%
Carnival Corp. 9.875% due 08/01/27 ~	1,500,000	1,715,625
eG Global Finance PLC (United Kingdom)
6.750% due 02/07/25 ~	2,750,000	2,787,235
8.500% due 10/30/25 ~	500,000	518,645

		5,021,505

Consumer, Non-Cyclical - 1.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625% due 06/01/28 ~	3,000,000	2,949,000
CoreLogic, Inc. 4.500% due 05/01/28 ~	1,250,000	1,247,144

		4,196,144

Industrial - 1.2%
TransDigm, Inc. 6.250% due 03/15/26 ~	4,500,000	4,682,880

Total Corporate Bonds & Notes (Cost $16,455,814)		16,580,604

SENIOR LOAN NOTES - 92.3%
Basic Materials - 1.7%
ASP Unifrax Holdings, Inc. Term B 3.961% (USD LIBOR + 3.750%) due 12/14/25 §	1,431,015	1,415,362
Herens US Holdco Corp. Term B (Switzerland) 4.750% (USD LIBOR + 4.000%) due 07/02/28 §	3,482,500	3,483,886
Vantage Specialty Chemicals, Inc. Term B 4.500% (USD LIBOR + 3.500%) due 10/28/24 §	1,745,455	1,716,000

		6,615,248

Communications - 7.1%
Arches Buyer, Inc. 3.750% (USD LIBOR + 3.250%) due 12/06/27 §	3,716,830	3,697,376
Clear Channel Outdoor Holdings, Inc. Term B 3.602% (USD LIBOR + 3.500%) due 08/21/26 §	3,065,533	3,026,975
CNT Holdings I Corp. Term B
4.500% (USD LIBOR + 3.750%) due 11/08/27 §	3,140,296	3,143,436
(2nd Lien) 7.500% (USD LIBOR + 6.750%) due 11/06/28 §	3,000,000	3,026,250

	Principal Amount	Value
Hunter US Bidco, Inc. Term B (United Kingdom) 4.750% (USD LIBOR + 4.250%) due 08/19/28 § ±	$2,685,469	$2,692,182
MH Sub I LLC 4.750% (USD LIBOR + 3.750%) due 09/15/24 §	997,468	1,000,898
Pug LLC Term B 3.610% (USD LIBOR + 3.500%) due 02/13/27 §	3,187,252	3,123,507
Radiate Holdco LLC Term B 4.000% (USD LIBOR + 3.250%) due 09/25/26 §	2,750,000	2,744,462
Uber Technologies, Inc. Term B 3.602% (USD LIBOR + 3.500%) due 04/04/25 §	2,984,536	2,988,965
Xplornet Communications, Inc.
(2nd Lien) 7.500% (USD LIBOR + 7.000%) due 10/01/29 § ±	500,000	501,250
Term B 4.500% (USD LIBOR + 4.000%) due 10/01/28 §	2,493,750	2,495,620

		28,440,921

Consumer, Cyclical - 12.4%
BCPE Empire Holdings, Inc.
4.198% (USD LIBOR + 4.000%) due 06/12/26 §	746,186	741,988
4.500% (USD LIBOR + 4.000%) due 06/12/26 § ±	1,246,875	1,243,758
Caesars Resort Collection LLC Term B 2.961% (USD LIBOR + 2.750%) due 12/22/24 §	902,072	898,576
Carnival Corp.
Term B 3.750% (USD LIBOR + 3.000%) due 06/30/25 §	3,453,394	3,421,019
4.000% (USD LIBOR + 3.250%) due 10/18/28 §	2,500,000	2,478,125
ClubCorp Holdings, Inc. Term B 2.878% (USD LIBOR + 2.750%) due 09/18/24 §	3,400,459	3,283,871
Fertitta Entertainment Term B
3.250% (USD LIBOR + 2.500%) due 10/04/23 §	5,943,209	5,914,842
First Brands Group LLC Term B 6.000% (USD LIBOR + 5.000%) due 03/30/27 §	1,738,122	1,749,420
Great Outdoors Group LLC Term B1 4.500% (USD LIBOR + 3.750%) due 03/05/28 §	4,957,556	4,969,177
LBM Acquisition LLC Term B 4.500% (USD LIBOR + 3.750%) due 12/18/27 §	2,491,653	2,473,743
Medical Solutions Holdings, Inc. Term B 4.000% (USD LIBOR + 3.500%) due 11/01/28 § f	1,000,000	999,750
MIC Glen LLC (2nd Lien) 7.250% (USD LIBOR + 6.750%) due 07/21/29 §	750,000	756,562
Motion Finco LLC Term B 3.351% (USD LIBOR + 3.250%) due 11/04/26 §	2,466,433	2,417,104
PetSmart LLC Term B 4.500% (USD LIBOR + 3.750%) due 02/12/28 §	2,244,375	2,251,855
Playa Resorts Holding BV Term B 3.750% (USD LIBOR + 2.750%) due 04/27/24 § µ	4,039,904	3,947,746

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SRS Distribution, Inc. Term B 4.250% (USD LIBOR + 3.750%) due 06/02/28 §	$3,990,000	$3,988,755
Sunset Debt Merger Sub, Inc. Term B 4.750% (USD LIBOR + 4.000%) due 10/06/28 §	2,750,000	2,729,375
Tecta America Corp. 5.000% (USD LIBOR + 4.250%) due 04/09/28 §	746,250	747,649
United Airlines, Inc. Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	4,476,225	4,501,095

		49,514,410

Consumer, Non-Cyclical - 25.3%
Air Methods Corp. 4.500% (USD LIBOR + 3.500%) due 04/21/24 § µ	1,122,063	1,067,830
Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	6,413,377	6,396,010
CoreLogic, Inc.
(2nd Lien) 7.000% (USD LIBOR + 6.500%) due 06/04/29 §	2,000,000	2,023,750
Term B 4.000% (USD LIBOR + 3.500%) due 06/02/28 §	4,488,750	4,492,117
Curium Bidco SARL Term B (Luxembourg) 5.000% (USD LIBOR + 4.250%) due 09/10/27 § ±	2,227,500	2,233,069
Driven Holdings LLC Term B 3.103% (USD LIBOR + 3.000%) due 12/17/28 § ±	1,000,000	1,001,250
Employbridge LLC Term B 5.500% (USD LIBOR + 4.750%) due 07/19/28 §	1,596,000	1,584,279
Ensemble RCM LLC Term B 3.891% (USD LIBOR + 3.750%) due 08/01/26 §	479,786	480,205
Eyecare Partners LLC 4.250% (USD LIBOR + 3.750%) due 11/15/28 § f	1,500,000	1,496,718
Gainwell Acquisition Corp. Term B 4.750% (USD LIBOR + 4.000%) due 10/01/27 §	4,837,105	4,856,754
Garda World Security Corp. Term B (Canada) 4.353% (USD LIBOR + 4.250%) due 10/30/26 §	500,000	500,000
Heartland Dental LLC 3.882% (USD LIBOR + 3.750%) due 04/30/25 §	4,844,195	4,802,186
Mavis Tire Express Services Topco Corp. 4.750% (USD LIBOR + 4.000%) due 05/04/28 §	3,482,500	3,488,594
Midwest Veterinary Partners LLC 4.750% (USD LIBOR + 4.000%) due 04/30/28 § µ ±	4,239,375	4,260,572
Mister Car Wash Holdings, Inc. 3.101% (USD LIBOR + 3.250%) due 05/14/26 §	352,769	351,181
Mozart Borrower LP Term B 3.750% (USD LIBOR + 3.250%) due 10/21/28 §	3,500,000	3,501,092
Packaging Coordinators Midco, Inc. 4.500% (USD LIBOR + 3.750%) due 11/30/27 §	5,974,925	5,982,393

	Principal Amount	Value
Pathway Vet Alliance LLC Term B 3.851% (USD LIBOR + 3.750%) due 03/31/27 §	$7,411,724	$7,397,056
PECF USS Intermediate Holding III Corp. Term B 4.750% (USD LIBOR + 4.250%) due 12/17/28 §	1,250,000	1,252,813
PetVet Care Centers LLC
(2nd Lien) 6.408% (USD LIBOR + 6.250%) due 02/15/26 §	3,500,000	3,521,875
Term B 3.400% (USD LIBOR + 3.250%) due 02/14/25 §	4,604,173	4,568,924
Term B3 4.250% (USD LIBOR + 3.500%) due 02/15/25 §	4,421,382	4,426,909
Precision Medicine Group LLC
3.750% (USD LIBOR + 3.000%) due 11/20/27 § f	595,232	593,743
Term B 3.750% (USD LIBOR + 3.000%) due 11/20/27 §	5,350,721	5,337,344
Shearer’s Foods LLC Term B 4.250% (USD LIBOR + 3.500%) due 09/23/27 §	1,483,762	1,483,144
Snacking Investments US LLC Term B (Australia) 5.000% (USD LIBOR + 4.000%) due 12/01/26 § ±	1,642,823	1,647,957
Southern Veterinary Partners LLC 5.000% (USD LIBOR + 4.000%) due 10/05/27 § µ	2,493,703	2,497,598
Spin Holdco, Inc. Term B 4.750% (USD LIBOR + 4.000%) due 03/04/28 §	2,238,750	2,248,390
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.500% (USD LIBOR + 3.750%) due 10/02/26 §	5,037,422	5,048,444
Team Health Holdings, Inc. Term B 3.750% (USD LIBOR + 2.750%) due 02/06/24 §	3,829,613	3,677,795
VetCor Professional Practices LLC 3.209% (USD LIBOR + 3.000%) due 07/02/25 §	4,823,648	4,782,946
WCG Purchaser Corp. Term B 5.000% (USD LIBOR + 4.000%) due 01/08/27 §	4,140,487	4,150,839

		101,153,777

Energy - 4.1%
BCP Raptor II LLC Term B 4.895% (USD LIBOR + 4.750%) due 11/03/25 §	2,231,981	2,224,448
BCP Raptor LLC 5.250% (USD LIBOR + 4.250%) due 06/30/24 §	4,837,548	4,836,252
Brazos Delaware II LLC Term B 4.171% (USD LIBOR + 4.000%) due 05/29/25 §	1,724,186	1,681,890
Lucid Energy Group II Borrower LLC 5.000% (USD LIBOR + 4.250%) due 11/22/28 §	2,992,500	2,958,834
Traverse Midstream Partners LLC Term B 5.250% (USD LIBOR + 4.250%) due 09/27/24 §	4,515,255	4,503,967

		16,205,391

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Financial - 8.5%
Acrisure LLC Term B 3.610% - 4.750% (USD LIBOR + 3.500% - 4.250%) due 02/15/27 §	$4,173,902	$4,140,849
Alliant Holdings Intermediate LLC Term B3 4.000% (USD LIBOR + 3.500%) due 11/12/27 §	3,740,625	3,740,625
Apex Group Treasury LLC (Ireland) 4.250% (USD LIBOR + 3.750%) due 07/27/28 § µ	2,493,750	2,492,972
AssuredPartners, Inc. Term B 3.610% - 4.000% (USD LIBOR + 3.500%) due 02/13/27 §	2,542,166	2,529,553
BroadStreet Partners, Inc. Term B 3.750% (USD LIBOR + 3.250%) due 01/27/27 §	1,745,625	1,735,806
Deerfield Dakota Holding LLC (2nd Lien) 7.500% (USD LIBOR + 6.750%) due 04/14/28 §	4,625,000	4,726,172
HUB International Ltd.
Term B 2.852% (USD LIBOR + 2.750%) due 04/25/25 §	2,931,493	2,899,123
Term B3 4.000% (USD LIBOR + 3.250%) due 04/25/25 §	5,206,281	5,211,435
OneDigital Borrower LLC Term B 4.750% (USD LIBOR + 4.250%) due 11/16/27 §	2,500,000	2,500,000
USI, Inc. Term B 3.173% (USD LIBOR + 3.000%) due 05/16/24 §	4,016,648	3,992,380

		33,968,915

Industrial - 16.3%
Artera Services LLC 4.500% (USD LIBOR + 3.500%) due 03/06/25 §	1,741,250	1,690,463
ASP Blade Holdings, Inc. Term B 4.500% (USD LIBOR + 4.000%) due 10/15/28 §	1,000,000	1,001,406
ASP LS Acquisition Corp. 5.250% (USD LIBOR + 4.500%) due 05/07/28 §	997,500	999,838
Brand Industrial Services, Inc. 5.250% (USD LIBOR + 4.250%) due 06/21/24 §	1,447,361	1,419,706
Chariot Buyer LLC Term B 4.000% (USD LIBOR + 3.500%) due 11/03/28 §	1,250,000	1,250,390
Charter Next Generation, Inc. 4.500% (USD LIBOR + 3.750%) due 12/01/27 §	4,974,874	4,993,530
Dynasty Acquisition Co., Inc. 3.609% (USD LIBOR + 3.500%) due 04/08/26 §	3,283,879	3,205,886
Engineered Components & Systems LLC Term B 6.500% (USD LIBOR + 6.000%) due 08/02/28 § ± f	1,250,000	1,240,625
Engineered Machinery Holdings, Inc. 4.500% (USD LIBOR + 3.750%) due 05/21/28 §	4,330,441	4,325,028
Filtration Group Corp. Term B 3.224% (USD LIBOR + 3.000%) due 03/29/25 §	333,991	331,862
Graham Packaging Co., Inc. 3.750% (USD LIBOR + 3.000%) due 08/04/27 §	2,613,303	2,609,443

	Principal Amount	Value
Kenan Advantage Group, Inc. Term B1 4.500% (USD LIBOR + 3.750%) due 03/24/26 §	$1,980,000	$1,978,763
KKR Apple Bidco LLC 3.500% (USD LIBOR + 3.000%) due 09/23/28 §	500,000	499,028
Kloeckner Pentaplast of America, Inc. Term B (Luxembourg) 5.250% (USD LIBOR + 4.750%) due 02/09/26 §	2,602,825	2,545,888
LABL, Inc. Term B 5.500% (USD LIBOR + 5.000%) due 10/29/28 §	5,125,000	5,126,599
LTI Holdings, Inc. Term B 3.690% (USD LIBOR + 3.500%) due 09/06/25 §	2,475,119	2,449,335
Mauser Packaging Solutions Holding Co. Term B 3.430% (USD LIBOR + 3.250%) due 04/03/24 §	4,525,193	4,472,669
Pelican Products, Inc. 4.750% (USD LIBOR + 4.250%) due 12/31/28 § ±	1,250,000	1,246,094
Pregis TopCo LLC
4.500% (USD LIBOR + 4.000%) due 08/01/26 §	748,125	749,528
Term B 4.101% (USD LIBOR + 4.000%) due 08/01/26 §	1,972,405	1,968,089
Pretium PKG Holdings, Inc.
4.500% (USD LIBOR + 4.000%) due 10/02/28 §	3,000,000	2,997,858
7.250% (USD LIBOR + 6.750%) due 10/01/29 §	250,000	250,781
Pro Mach Group, Inc.
5.000% (USD LIBOR + 4.000%) due 08/31/28 § f	307,263	308,717
Term B 5.000% (USD LIBOR + 4.000%) due 08/31/28 §	2,442,737	2,454,297
Proampac PG Borrower LLC Term B 4.500% (USD LIBOR + 3.750%) due 11/03/25 §	3,725,663	3,731,251
Quikrete Holdings, Inc. Term B1 3.101% (USD LIBOR + 3.000%) due 06/11/28 §	3,250,000	3,244,075
Standard Aero Ltd. 3.609% (USD LIBOR + 3.500%) due 04/08/26 §	1,765,526	1,723,595
Star US Bidco LLC Term B 5.250% (USD LIBOR + 4.250%) due 03/17/27 §	1,488,665	1,487,735
TransDigm, Inc. Term G 2.351% (USD LIBOR + 2.250%) due 08/22/24 §	1,419,796	1,405,920
USIC Holdings, Inc. (2nd Lien) 7.250% (USD LIBOR + 6.500%) due 05/14/29 §	1,250,000	1,262,500
WP CPP Holdings LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/30/25 §	2,275,510	2,187,334

		65,158,233

Technology - 15.6%
Applied Systems, Inc.
(2nd Lien) 6.250% (USD LIBOR + 5.500%) due 09/19/25 §	3,585,850	3,625,445
Term B 3.750% (USD LIBOR + 3.000%) due 09/19/24 §	2,693,315	2,695,629

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
athenahealth, Inc. Term B1 4.359% (USD LIBOR + 4.250%) due 02/11/26 §	$939,981	$940,568
Cornerstone OnDemand, Inc. Term B 4.250% (USD LIBOR + 3.750%) due 10/15/28 §	1,500,000	1,498,688
Epicor Software Corp.
(2nd Lien) 8.750% (USD LIBOR + 7.750%) due 07/31/28 §	2,375,000	2,438,531
Term C 4.000% (USD LIBOR + 3.250%) due 07/31/27 §	5,956,259	5,959,815
Finastra USA, Inc. Term B 4.500% (USD LIBOR + 3.500%) due 06/13/24 §	4,901,800	4,885,604
HS Purchaser LLC 4.750% (USD LIBOR + 4.000%) due 11/30/26 §	2,227,295	2,222,422
Peraton Corp.
(2nd Lien) 8.500% (USD LIBOR + 7.750%) due 02/01/29 §	2,000,000	2,033,124
Term B 4.500% (USD LIBOR + 3.750%) due 02/01/28 §	5,458,750	5,470,934
Project Ruby Ultimate Parent Corp. Term B 4.000% (USD LIBOR + 3.250%) due 03/10/28 §	3,474,994	3,472,822
RealPage, Inc. (2nd Lien) 7.250% (USD LIBOR + 6.500%) due 04/23/29 §	6,000,000	6,120,000
Solera LLC Term B 4.500% (USD LIBOR + 4.000%) due 06/04/28 §	4,488,750	4,493,522
Sophia L.P.
(2nd Lien) 9.000% (USD LIBOR + 8.000%) due 10/09/28 §	4,750,000	4,886,562
Term B 4.000% (USD LIBOR + 3.500%) due 10/07/27 §	742,514	743,243
Sovos Compliance LLC Term B 5.000% (USD LIBOR + 4.500%) due 08/12/28 § f	1,000,000	1,004,375
Tempo Acquisition LLC
Term B 3.500% (USD LIBOR + 3.000%) due 08/31/28 §	1,995,000	2,002,896
3.750% (USD LIBOR + 3.250%) due 10/31/26 §	992,431	995,067
UKG, Inc.
3.750% (USD LIBOR + 3.250%) due 05/03/26 §	3,702,589	3,688,704
(2nd Lien) 5.750% (USD LIBOR + 5.250%) due 05/03/27 §	3,250,000	3,270,312

		62,448,263

Utilities - 1.3%
PG&E Corp. Term B 3.500% (USD LIBOR + 3.000%) due 06/23/25 §	5,053,988	5,011,873

Total Senior Loan Notes (Cost $366,096,447)		368,517,031

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.4%
Repurchase Agreement - 2.4%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $9,590,939; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $9,782,801)	$9,590,939	$9,590,939

Total Short-Term Investment (Cost $9,590,939)		9,590,939

TOTAL INVESTMENTS - 100.2% (Cost $397,158,577)		399,847,958

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(690,234)

NET ASSETS - 100.0%		$399,157,724

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.3%
Industrial	17.5%
Technology	15.6%
Consumer, Cyclical	13.7%
Financial	8.5%
Communications	7.8%
Energy	4.1%
Others (each less than 3.0%)	6.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Fund	$5,159,384	$5,159,384	$-	$-
	Corporate Bonds & Notes	16,580,604	-	16,580,604	-
	Senior Loan Notes	368,517,031	-	352,450,274	16,066,757
	Short-Term Investment	9,590,939	-	9,590,939	-

	Total	$399,847,958	$5,159,384	$378,621,817	$16,066,757

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2021:

Senior Loan Notes
Value, Beginning of Year	$27,452,273
Purchases	25,055,675
Sales (Includes Paydowns)	(20,976,767)
Accrued Discounts (Premiums)	13,807
Net Realized Gains (Losses)	(32,627)
Change in Net Unrealized Appreciation (Depreciation)	(279,666)
Transfers In	-
Transfers Out	(15,165,938)

Value, End of Year	$16,066,757

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$137,595

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To

$15,165,938	3	2	Unobservable Single Broker Quote	Vendor Price (Observable Inputs)

All significant unobservable inputs used to value Senior Loan Notes with an aggregate value of $16,066,757 were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 1.1%
Basic Materials - 0.3%
Constellium SE *	85,307	$1,527,848
Hexion Holdings Corp. Class B *	65,539	1,897,682

		3,425,530

Consumer, Cyclical - 0.2%
Beazer Homes USA, Inc. *	61,632	1,431,095
Cedar Fair LP *	27,534	1,378,352

		2,809,447

Consumer, Non-Cyclical - 0.1%
HCA Healthcare, Inc.	6,801	1,747,313

Industrial - 0.5%
Evoqua Water Technologies Corp. *	69,231	3,236,550
GFL Environmental, Inc. (Canada)	38,085	1,441,517
TNT Crane & Rigging *	11,518	215,001
Xylem, Inc.	16,647	1,996,308

		6,889,376

Total Common Stocks (Cost $12,298,741)		14,871,666

EXCHANGE-TRADED FUNDS - 1.1%
iShares iBoxx High Yield Corporate Bond	66,953	5,825,581
SPDR Bloomberg Barclays High Yield Bond	73,890	8,022,237

		13,847,818

Total Exchange-Traded Funds (Cost $12,842,069)		13,847,818

	Principal Amount
CORPORATE BONDS & NOTES - 90.9%
Basic Materials - 4.3%
Alcoa Nederland Holding BV
4.125% due 03/31/29 ~	$2,200,000	2,269,157
5.500% due 12/15/27 ~	5,475,000	5,865,805
Constellium SE
5.625% due 06/15/28 ~	250,000	263,241
5.875% due 02/15/26 ~	292,000	296,160
EverArc Escrow SARL (Luxembourg) 5.000% due 10/30/29 ~	3,400,000	3,407,633
Hecla Mining Co. 7.250% due 02/15/28	7,050,000	7,563,169
Herens Holdco SARL (Luxembourg) 4.750% due 05/15/28 ~	600,000	588,951
Hexion, Inc. 7.875% due 07/15/27 ~	3,950,000	4,171,200
INEOS Quattro Finance 2 PLC (United Kingdom) 3.375% due 01/15/26 ~	3,600,000	3,617,370
JW Aluminum Continuous Cast Co. 10.250% due 06/01/26 ~	4,800,000	5,082,192
Novelis Corp.
3.875% due 08/15/31 ~	2,925,000	2,911,267
4.750% due 01/30/30 ~	5,833,000	6,142,032
Perenti Finance Pty Ltd. (Australia) 6.500% due 10/07/25 ~	3,550,000	3,680,461
SPCM SA (France)
3.125% due 03/15/27 ~	600,000	593,508
3.375% due 03/15/30 ~	5,250,000	5,066,434

	Principal Amount	Value
TMS International Corp. 6.250% due 04/15/29 ~	$3,575,000	$3,562,148
WR Grace Holdings LLC 5.625% due 08/15/29 ~	1,200,000	1,231,500

		56,312,228

Communications - 12.3%
Altice France SA (France) 5.125% due 07/15/29 ~	2,800,000	2,736,132
Arches Buyer, Inc. 4.250% due 06/01/28 ~	5,525,000	5,532,127
Avaya, Inc. 6.125% due 09/15/28 ~	5,525,000	5,866,031
CCO Holdings LLC
4.250% due 02/01/31 ~	600,000	606,495
4.250% due 01/15/34 ~	1,450,000	1,429,174
4.750% due 03/01/30 ~	10,400,000	10,834,460
5.000% due 02/01/28 ~	675,000	703,350
5.375% due 06/01/29 ~	10,700,000	11,565,095
Clear Channel Outdoor Holdings, Inc. 7.750% due 04/15/28 ~	275,000	294,671
Clear Channel Worldwide Holdings, Inc. 5.125% due 08/15/27 ~	4,950,000	5,128,200
CommScope, Inc.
4.750% due 09/01/29 ~	525,000	522,666
8.250% due 03/01/27 ~	700,000	720,244
CommScope Technologies LLC 6.000% due 06/15/25 ~	7,021,000	7,028,828
CSC Holdings LLC
3.375% due 02/15/31 ~	1,800,000	1,688,166
4.625% due 12/01/30 ~	2,400,000	2,275,056
5.250% due 06/01/24	2,600,000	2,707,198
5.375% due 02/01/28 ~	650,000	674,034
5.750% due 01/15/30 ~	4,300,000	4,292,325
6.500% due 02/01/29 ~	5,550,000	5,949,766
7.500% due 04/01/28 ~	625,000	671,303
Diamond Sports Group LLC 12.750% due 12/01/26 ~	4,404,000	2,301,090
Frontier Communications Holdings LLC
5.000% due 05/01/28 ~	3,750,000	3,869,288
5.875% due 10/15/27 ~	1,175,000	1,244,378
Lamar Media Corp.
3.625% due 01/15/31	1,750,000	1,706,731
3.750% due 02/15/28	5,425,000	5,446,347
4.000% due 02/15/30	325,000	330,179
Level 3 Financing, Inc.
3.625% due 01/15/29 ~	1,925,000	1,831,734
3.750% due 07/15/29 ~	575,000	547,182
4.625% due 09/15/27 ~	7,900,000	8,069,968
LogMeIn, Inc. 5.500% due 09/01/27 ~	4,850,000	4,913,244
Lumen Technologies, Inc.
4.000% due 02/15/27 ~	5,500,000	5,586,900
4.500% due 01/15/29 ~	1,050,000	1,017,518
Nexstar Media, Inc. 5.625% due 07/15/27 ~	4,450,000	4,696,552
Outfront Media Capital LLC
4.250% due 01/15/29 ~	1,750,000	1,755,836
4.625% due 03/15/30 ~	450,000	449,557
5.000% due 08/15/27 ~	6,225,000	6,377,761
6.250% due 06/15/25 ~	1,825,000	1,899,852
Sirius XM Radio, Inc. 3.875% due 09/01/31 ~	2,425,000	2,381,896
Sprint Capital Corp. 8.750% due 03/15/32	3,500,000	5,255,880
Sprint Corp.
7.625% due 02/15/25	2,950,000	3,396,232
7.625% due 03/01/26	7,050,000	8,473,148
7.875% due 09/15/23	1,925,000	2,122,746
T-Mobile USA, Inc.
2.625% due 02/15/29	275,000	271,351
2.875% due 02/15/31	150,000	148,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.375% due 04/15/29	$1,675,000	$1,709,622
3.375% due 04/15/29 ~	1,425,000	1,454,455
3.500% due 04/15/31	550,000	573,161
3.500% due 04/15/31 ~	1,100,000	1,146,321
Uber Technologies, Inc.
4.500% due 08/15/29 ~	2,425,000	2,474,021
6.250% due 01/15/28 ~	1,200,000	1,289,868
7.500% due 05/15/25 ~	1,300,000	1,367,802
8.000% due 11/01/26 ~	6,075,000	6,478,896

		161,813,237

Consumer, Cyclical - 17.1%
Affinity Gaming 6.875% due 12/15/27 ~	5,400,000	5,623,668
American Airlines, Inc. 5.750% due 04/20/29 ~	1,650,000	1,766,746
American Airlines Pass-Through Trust Class B 5.250% due 07/15/25	2,628,490	2,605,771
Aramark Services, Inc. 6.375% due 05/01/25 ~	5,935,000	6,209,642
Boyd Gaming Corp.
4.750% due 12/01/27	100,000	102,179
4.750% due 06/15/31 ~	1,650,000	1,685,879
8.625% due 06/01/25 ~	2,375,000	2,547,710
Caesars Entertainment, Inc.
4.625% due 10/15/29 ~	100,000	100,210
6.250% due 07/01/25 ~	4,050,000	4,256,145
8.125% due 07/01/27 ~	4,525,000	5,016,619
Carnival Corp. (Panama) 6.000% due 05/01/29 ~	950,000	947,126
Carvana Co.
4.875% due 09/01/29 ~	1,450,000	1,383,228
5.500% due 04/15/27 ~	550,000	545,078
5.625% due 10/01/25 ~	5,425,000	5,431,781
5.875% due 10/01/28 ~	1,200,000	1,197,186
Cedar Fair LP
5.250% due 07/15/29	9,250,000	9,495,171
6.500% due 10/01/28	1,775,000	1,892,993
Clarios Global LP
6.250% due 05/15/26 ~	3,600,000	3,771,054
8.500% due 05/15/27 ~	1,175,000	1,247,010
Dornoch Debt Merger Sub, Inc. 6.625% due 10/15/29 ~	3,510,000	3,470,512
Empire Resorts, Inc. 7.750% due 11/01/26 ~	1,100,000	1,106,633
Ford Motor Co.
3.250% due 02/12/32	11,100,000	11,388,600
4.346% due 12/08/26	15,967,000	17,437,002
Ford Motor Credit Co. LLC
3.375% due 11/13/25	600,000	624,141
4.000% due 11/13/30	600,000	646,518
Foundation Building Materials, Inc. 6.000% due 03/01/29 ~	1,200,000	1,180,686
Golden Nugget, Inc. 6.750% due 10/15/24 ~	14,150,000	14,168,395
Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/31 ~	4,175,000	4,181,283
5.000% due 06/01/29 ~	2,775,000	2,848,690
IRB Holding Corp. 7.000% due 06/15/25 ~	6,075,000	6,433,334
Jacobs Entertainment, Inc. 7.875% due 02/01/24 ~	6,975,000	7,121,754
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	4,150,000	4,161,983
LBM Acquisition LLC 6.250% due 01/15/29 ~	7,375,000	7,302,430
LGI Homes, Inc. 4.000% due 07/15/29 ~	6,550,000	6,535,099

	Principal Amount	Value
Magic Mergeco, Inc. 7.875% due 05/01/29 ~	$2,750,000	$2,713,439
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	5,900,000	5,716,539
Marriott Ownership Resorts, Inc.
4.500% due 06/15/29 ~	850,000	856,936
4.750% due 01/15/28	5,950,000	6,048,115
Midwest Gaming Borrower LLC 4.875% due 05/01/29 ~	5,250,000	5,284,230
New Red Finance, Inc. (Canada)
3.500% due 02/15/29 ~	3,700,000	3,667,199
3.875% due 01/15/28 ~	900,000	913,041
4.000% due 10/15/30 ~	4,650,000	4,578,297
4.375% due 01/15/28 ~	2,700,000	2,758,631
NMG Holding Co., Inc. 7.125% due 04/01/26 ~	5,275,000	5,607,008
PetSmart, Inc.
4.750% due 02/15/28 ~	750,000	771,049
7.750% due 02/15/29 ~	8,400,000	9,139,326
Scientific Games International, Inc.
7.000% due 05/15/28 ~	1,350,000	1,439,991
7.250% due 11/15/29 ~	1,350,000	1,507,484
8.250% due 03/15/26 ~	3,475,000	3,661,868
SeaWorld Parks & Entertainment, Inc. 5.250% due 08/15/29 ~	1,200,000	1,223,712
Six Flags Entertainment Corp.
4.875% due 07/31/24 ~	7,000,000	7,077,980
5.500% due 04/15/27 ~	1,125,000	1,165,500
Six Flags Theme Parks, Inc. 7.000% due 07/01/25 ~	325,000	347,445
SRS Distribution, Inc.
4.625% due 07/01/28 ~	4,125,000	4,146,780
6.000% due 12/01/29 ~	1,325,000	1,333,699
6.125% due 07/01/29 ~	550,000	561,297
STL Holding Co. LLC 7.500% due 02/15/26 ~	5,900,000	6,239,250
United Airlines Pass-Through Trust Class B 4.625% due 03/03/24	844,888	860,029
Viking Cruises Ltd.
6.250% due 05/15/25 ~	2,920,000	2,893,837
7.000% due 02/15/29 ~	775,000	778,329
Viking Ocean Cruises Ship VII Ltd. 5.625% due 02/15/29 ~	275,000	275,043

		225,998,310

Consumer, Non-Cyclical - 18.6%
Ahern Rentals, Inc. 7.375% due 05/15/23 ~	13,059,000	12,487,669
Albertsons Cos., Inc.
3.250% due 03/15/26 ~	900,000	917,825
3.500% due 03/15/29 ~	350,000	351,292
4.625% due 01/15/27 ~	550,000	577,814
5.875% due 02/15/28 ~	10,875,000	11,542,507
Allied Universal Holdco LLC
6.000% due 06/01/29 ~	250,000	243,504
6.625% due 07/15/26 ~	250,000	262,619
9.750% due 07/15/27 ~	13,000,000	13,904,670
APi Escrow Corp. 4.750% due 10/15/29 ~	5,450,000	5,567,338
Avantor Funding, Inc.
3.875% due 11/01/29 ~	500,000	506,173
4.625% due 07/15/28 ~	5,475,000	5,716,803
Bausch Health Americas, Inc. 8.500% due 01/31/27 ~	13,125,000	13,800,216
Bausch Health Cos., Inc.
4.875% due 06/01/28 ~	2,225,000	2,273,527
5.000% due 01/30/28 ~	1,075,000	990,693
5.000% due 02/15/29 ~	525,000	464,134
5.250% due 02/15/31 ~	275,000	242,083

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
6.125% due 04/15/25 ~	$5,810,000	$5,925,241
6.250% due 02/15/29 ~	1,375,000	1,308,835
Central Garden & Pet Co. 4.125% due 04/30/31 ~	5,675,000	5,711,746
Charles River Laboratories International, Inc.
3.750% due 03/15/29 ~	825,000	834,434
4.000% due 03/15/31 ~	850,000	872,138
4.250% due 05/01/28 ~	5,850,000	6,092,395
CHS, Inc.
4.750% due 02/15/31 ~	1,305,000	1,318,533
5.625% due 03/15/27 ~	600,000	635,730
6.125% due 04/01/30 ~	3,300,000	3,269,755
6.625% due 02/15/25 ~	6,125,000	6,346,327
6.875% due 04/15/29 ~	150,000	153,042
CoreLogic, Inc. 4.500% due 05/01/28 ~	6,000,000	5,986,290
DaVita, Inc. 3.750% due 02/15/31 ~	5,800,000	5,661,612
Garda World Security Corp. (Canada)
6.000% due 06/01/29 ~	1,100,000	1,052,045
9.500% due 11/01/27 ~	4,492,000	4,849,563
HCA, Inc.
5.250% due 06/15/26	2,450,000	2,757,820
5.625% due 09/01/28	675,000	789,865
5.875% due 02/01/29	21,250,000	25,354,650
Hertz Corp. 5.000% due 12/01/29 ~	5,450,000	5,464,497
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500% due 01/15/30 ~	1,425,000	1,552,082
Kraft Heinz Foods Co.
3.875% due 05/15/27	1,825,000	1,973,417
4.375% due 06/01/46	6,750,000	7,921,460
5.200% due 07/15/45	3,600,000	4,587,939
Lamb Weston Holdings, Inc.
4.125% due 01/31/30 ~	1,325,000	1,361,994
4.375% due 01/31/32 ~	2,900,000	2,995,511
Legacy LifePoint Health LLC
4.375% due 02/15/27 ~	950,000	958,142
6.750% due 04/15/25 ~	550,000	573,933
LifePoint Health, Inc. 5.375% due 01/15/29 ~	625,000	622,775
Mozart Debt Merger Sub, Inc.
3.875% due 04/01/29 ~	1,975,000	1,971,978
5.250% due 10/01/29 ~	250,000	253,930
MPH Acquisition Holdings LLC
5.500% due 09/01/28 ~	975,000	989,883
5.750% due 11/01/28 ~	5,550,000	5,286,458
Option Care Health, Inc. 4.375% due 10/31/29 ~	5,850,000	5,873,575
PECF USS Intermediate Holding III Corp. 8.000% due 11/15/29 ~	3,300,000	3,422,232
Performance Food Group, Inc. 4.250% due 08/01/29 ~	2,775,000	2,757,462
Pilgrim’s Pride Corp.
4.250% due 04/15/31 ~	2,800,000	2,944,326
5.875% due 09/30/27 ~	6,525,000	6,896,860
Post Holdings, Inc.
4.625% due 04/15/30 ~	6,000,000	6,121,860
5.500% due 12/15/29 ~	500,000	526,145
RegionalCare Hospital Partners Holdings, Inc. 9.750% due 12/01/26 ~	4,125,000	4,364,147
Select Medical Corp. 6.250% due 08/15/26 ~	6,550,000	6,946,406
Tenet Healthcare Corp.
4.250% due 06/01/29 ~	2,775,000	2,822,924
4.375% due 01/15/30 ~	1,950,000	1,978,957
4.625% due 06/15/28 ~	675,000	694,538
4.875% due 01/01/26 ~	1,795,000	1,846,454
6.125% due 10/01/28 ~	2,075,000	2,195,879

	Principal Amount	Value
6.250% due 02/01/27 ~	$1,275,000	$1,321,353
6.750% due 06/15/23	2,825,000	3,022,637
7.500% due 04/01/25 ~	375,000	395,119
US Foods, Inc. 4.625% due 06/01/30 ~	5,500,000	5,570,400

		244,984,161

Energy - 14.1%
Antero Midstream Partners LP
5.375% due 06/15/29 ~	1,100,000	1,162,370
5.750% due 03/01/27 ~	6,000,000	6,223,500
Antero Resources Corp.
5.375% due 03/01/30 ~	5,050,000	5,406,959
7.625% due 02/01/29 ~	1,961,000	2,179,818
Archrock Partners LP
6.250% due 04/01/28 ~	875,000	913,623
6.875% due 04/01/27 ~	3,450,000	3,625,950
Atlantica Sustainable Infrastructure PLC (Spain) 4.125% due 06/15/28 ~	600,000	605,361
Buckeye Partners LP
4.125% due 03/01/25 ~	300,000	310,127
4.500% due 03/01/28 ~	4,800,000	4,843,272
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/27	3,100,000	3,500,160
7.000% due 06/30/24	1,100,000	1,217,450
Cheniere Energy Partners LP
3.250% due 01/31/32 ~	5,450,000	5,515,400
4.000% due 03/01/31	3,425,000	3,597,569
4.500% due 10/01/29	1,000,000	1,061,730
Chesapeake Energy Corp. 5.875% due 02/01/29 ~	600,000	642,678
Colgate Energy Partners III LLC 5.875% due 07/01/29	4,800,000	4,950,816
Comstock Resources, Inc. 5.875% due 01/15/30 ~	6,850,000	7,032,587
CQP Holdco LP 5.500% due 06/15/31 ~	5,575,000	5,827,659
DT Midstream, Inc.
4.125% due 06/15/29	1,100,000	1,127,956
4.375% due 06/15/31 ~	1,100,000	1,145,694
Endeavor Energy Resources LP
5.750% due 01/30/28 ~	5,375,000	5,737,812
6.625% due 07/15/25 ~	600,000	635,529
EnLink Midstream LLC 5.625% due 01/15/28 ~	275,000	286,402
EnLink Midstream Partners LP 4.150% due 06/01/25	725,000	752,191
Enterprise Products Operating LLC 5.375% due 02/15/78	5,400,000	5,422,979
EQM Midstream Partners LP
4.750% due 01/15/31 ~	2,350,000	2,488,850
5.500% due 07/15/28	2,025,000	2,215,188
6.000% due 07/01/25 ~	925,000	1,006,973
6.500% due 07/01/27 ~	2,950,000	3,307,717
Genesis Energy LP
7.750% due 02/01/28	5,920,000	5,972,777
8.000% due 01/15/27	1,100,000	1,134,848
ITT Holdings LLC 6.500% due 08/01/29 ~	4,100,000	4,065,724
MPLX LP 6.875% due 02/15/23	5,850,000	5,893,875
New Fortress Energy, Inc. 6.500% due 09/30/26 ~	4,150,000	4,123,523
Occidental Petroleum Corp.
5.500% due 12/01/25	600,000	666,225
5.875% due 09/01/25	4,525,000	4,994,491
6.125% due 01/01/31	4,600,000	5,596,728
6.625% due 09/01/30	2,500,000	3,097,950
8.000% due 07/15/25	1,100,000	1,285,350

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
8.500% due 07/15/27	$1,650,000	$2,060,025
8.875% due 07/15/30	5,700,000	7,697,166
Range Resources Corp.
8.250% due 01/15/29	2,200,000	2,456,839
9.250% due 02/01/26	2,700,000	2,913,469
SM Energy Co. 6.500% due 07/15/28	5,875,000	6,088,967
Southwestern Energy Co. 4.750% due 02/01/32	5,150,000	5,433,456
Sunoco LP
4.500% due 05/15/29	4,055,000	4,124,827
4.500% due 04/30/30 ~	975,000	1,000,769
Tallgrass Energy Partners LP
6.000% due 12/31/30 ~	5,000,000	5,007,650
6.000% due 09/01/31 ~	2,425,000	2,403,102
Targa Resources Partners LP
4.000% due 01/15/32 ~	575,000	601,870
4.875% due 02/01/31	5,550,000	6,036,624
5.000% due 01/15/28	1,350,000	1,424,672
5.375% due 02/01/27	750,000	773,843
5.875% due 04/15/26	2,275,000	2,376,761
6.500% due 07/15/27	625,000	670,675
USA Compression Partners LP
6.875% due 04/01/26	2,700,000	2,810,956
6.875% due 09/01/27	4,600,000	4,863,580
Venture Global Calcasieu Pass LLC
3.875% due 08/15/29 ~	975,000	1,013,186
3.875% due 11/01/33 ~	950,000	999,514
4.125% due 08/15/31 ~	975,000	1,035,187
Vine Energy Holdings LLC 6.750% due 04/15/29 ~	4,450,000	4,836,060

		186,205,009

Financial - 4.8%
Ally Financial, Inc. 5.750% due 11/20/25	4,975,000	5,616,056
Avolon Holdings Funding Ltd. (Ireland) 3.250% due 02/15/27 ~	1,500,000	1,511,551
Howard Hughes Corp.
4.375% due 02/01/31 ~	6,575,000	6,650,481
5.375% due 08/01/28 ~	1,925,000	2,052,936
Iron Mountain, Inc. REIT
4.500% due 02/15/31 ~	650,000	658,125
4.875% due 09/15/29 ~	3,700,000	3,835,420
5.000% due 07/15/28 ~	925,000	951,830
5.250% due 03/15/28 ~	700,000	729,204
Iron Mountain Information Management Services, Inc. 5.000% due 07/15/32 ~	975,000	999,799
OneMain Finance Corp.
3.875% due 09/15/28	3,400,000	3,337,151
4.000% due 09/15/30	1,050,000	1,034,303
5.375% due 11/15/29	3,650,000	3,973,938
6.625% due 01/15/28	2,500,000	2,803,563
6.875% due 03/15/25	3,900,000	4,343,683
7.125% due 03/15/26	4,100,000	4,680,047
Park Intermediate Holdings LLC 4.875% due 05/15/29 ~	5,550,000	5,683,311
SBA Communications Corp. 3.875% due 02/15/27	5,800,000	5,981,685
VICI Properties LP REIT
3.750% due 02/15/27 ~	1,750,000	1,809,535
4.250% due 12/01/26 ~	1,775,000	1,850,943
4.625% due 12/01/29 ~	4,875,000	5,196,506

		63,700,067

	Principal Amount	Value
Industrial - 15.8%
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	$1,000,000	$1,031,040
Ardagh Packaging Finance PLC 5.250% due 08/15/27 ~	3,950,000	3,979,131
Artera Services LLC 9.033% due 12/04/25 ~	5,075,000	5,374,679
Boeing Co.
3.200% due 03/01/29	4,350,000	4,481,277
5.705% due 05/01/40	9,325,000	11,994,394
Brand Industrial Services, Inc. 8.500% due 07/15/25 ~	4,600,000	4,600,851
BWX Technologies, Inc.
4.125% due 06/30/28 ~	6,350,000	6,454,362
4.125% due 04/15/29 ~	2,800,000	2,839,018
Cargo Aircraft Management, Inc. 4.750% due 02/01/28 ~	6,175,000	6,294,733
First Student Bidco, Inc./First Transit Parent, Inc. 4.000% due 07/31/29 ~	9,400,000	9,151,041
GFL Environmental, Inc. (Canada)
3.500% due 09/01/28 ~	3,750,000	3,699,844
3.750% due 08/01/25 ~	2,025,000	2,047,761
4.000% due 08/01/28 ~	1,050,000	1,030,780
4.375% due 08/15/29 ~	500,000	496,070
4.750% due 06/15/29 ~	550,000	555,654
5.125% due 12/15/26 ~	300,000	312,368
Granite US Holdings Corp. 11.000% due 10/01/27 ~	6,325,000	6,884,762
Hillenbrand, Inc. 3.750% due 03/01/31	5,475,000	5,496,544
Husky III Holding Ltd. (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	1,750,000	1,839,530
LABL, Inc.
5.875% due 11/01/28 ~	4,750,000	4,904,375
8.250% due 11/01/29 ~	1,825,000	1,838,551
Madison IAQ LLC
4.125% due 06/30/28 ~	550,000	552,186
5.875% due 06/30/29 ~	9,200,000	9,214,074
Masco Corp. 7.750% due 08/01/29	1,864,000	2,495,871
Mauser Packaging Solutions Holding Co.
5.500% due 04/15/24 ~	8,075,000	8,159,545
7.250% due 04/15/25 ~	5,700,000	5,720,805
OT Merger Corp. 7.875% due 10/15/29 ~	5,800,000	5,713,899
Owens-Brockway Glass Container, Inc. 5.875% due 08/15/23 ~	7,500,000	7,863,862
Sensata Technologies BV
4.000% due 04/15/29 ~	3,600,000	3,682,728
5.625% due 11/01/24 ~	11,450,000	12,616,984
Sensata Technologies, Inc.
3.750% due 02/15/31 ~	575,000	573,784
4.375% due 02/15/30 ~	3,800,000	3,995,453
Standard Industries, Inc.
3.375% due 01/15/31 ~	650,000	627,250
4.375% due 07/15/30 ~	1,825,000	1,865,661
4.750% due 01/15/28 ~	10,875,000	11,248,176
Titan Acquisition Ltd. (Canada) 7.750% due 04/15/26 ~	8,290,000	8,422,972
TK Elevator Holdco GmbH (Germany) 7.625% due 07/15/28 ~	4,081,000	4,377,546
TransDigm, Inc.
4.625% due 01/15/29	1,325,000	1,322,999
4.875% due 05/01/29	4,450,000	4,475,832
5.500% due 11/15/27	2,925,000	3,017,942
6.250% due 03/15/26 ~	6,075,000	6,321,888
8.000% due 12/15/25 ~	1,925,000	2,033,252

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
TransDigm UK Holdings PLC 6.875% due 05/15/26	$2,650,000	$2,772,152
TriMas Corp. 4.125% due 04/15/29 ~	5,350,000	5,371,293
Vertical US Newco., Inc. (Germany) 5.250% due 07/15/27 ~	4,150,000	4,367,999
Vertiv Group Corp. 4.125% due 11/15/28 ~	6,050,000	6,120,876

		208,241,794

Technology - 1.8%
Dun & Bradstreet Corp. 5.000% due 12/15/29 ~	250,000	256,185
Entegris, Inc.
3.625% due 05/01/29 ~	1,100,000	1,104,328
4.375% due 04/15/28 ~	5,225,000	5,389,039
MSCI, Inc. 3.250% due 08/15/33 ~	2,500,000	2,532,012
Open Text Corp. (Canada)
3.875% due 12/01/29 ~	1,450,000	1,470,532
4.125% due 12/01/31 ~	3,400,000	3,439,287
Rackspace Technology Global, Inc. 3.500% due 02/15/28 ~	2,925,000	2,788,944
Tempo Acquisition LLC 5.750% due 06/01/25 ~	1,375,000	1,427,958
Twilio, Inc.
3.625% due 03/15/29	1,100,000	1,111,429
3.875% due 03/15/31	3,800,000	3,842,313

		23,362,027

Utilities - 2.1%
Calpine Corp. 5.125% due 03/15/28 ~	6,300,000	6,405,714
NRG Energy, Inc.
3.625% due 02/15/31 ~	1,475,000	1,440,647
5.250% due 06/15/29 ~	2,700,000	2,896,560
Pike Corp. 5.500% due 09/01/28 ~	5,725,000	5,746,182
Talen Energy Supply LLC
6.500% due 06/01/25	3,750,000	1,496,100
7.250% due 05/15/27 ~	2,350,000	2,082,100
7.625% due 06/01/28 ~	1,225,000	1,092,106
Vistra Operations Co. LLC
4.375% due 05/01/29 ~	550,000	552,005
5.000% due 07/31/27 ~	3,800,000	3,948,428
5.500% due 09/01/26 ~	1,925,000	1,990,421
5.625% due 02/15/27 ~	700,000	721,886

		28,372,149

Total Corporate Bonds & Notes (Cost $1,152,518,077)		1,198,988,982

SENIOR LOAN NOTES - 1.2%
Consumer, Cyclical - 0.3%
MIC Glen LLC 7.250% (USD LIBOR + 6.750%) due 07/21/29 §	1,750,000	1,765,312
Tacala Investment Corp. (2nd Lien) Term B 9.412% (USD LIBOR + 7.750%) due 02/01/26 §	2,250,000	2,249,539

		4,014,851

Energy - 0.3%
Traverse Midstream Partners LLC Term B 5.250% (SOFR + 4.250%) due 09/27/24 §	3,679,970	3,670,771

	Principal Amount	Value

Technology - 0.6%
Bright Bidco BV Term B (Netherlands) 4.500% (USD LIBOR + 3.500%) due 06/30/24 §	$3,340,074	$2,583,965
Dun & Bradstreet Corp. Term B 3.351% (USD LIBOR + 3.250%) due 02/08/26 §	5,305,905	5,291,977
UKG Inc. 3.750% (USD LIBOR + 3.250%) due 05/03/26 §	247,505	246,576

		8,122,518

Total Senior Loan Notes (Cost $14,556,793)		15,808,140

ASSET-BACKED SECURITIES - 3.2%
AIMCO CLO (Cayman) 6.078% (USD LIBOR + 5.950%) due 07/22/32 § ~	2,200,000	2,162,042
Benefit Street Partners CLO V-B Ltd. (Cayman) 6.082% (USD LIBOR + 5.950%) due 04/20/31 § ~	1,250,000	1,194,941
Benefit Street Partners CLO XVI Ltd. (Cayman) 6.822% (USD LIBOR + 6.700%) due 01/17/32 § ~	4,000,000	3,997,234
Dryden 55 CLO Ltd. (Cayman)
5.524% (USD LIBOR + 5.400%) due 04/15/31 § ~	1,000,000	965,034
7.324% (USD LIBOR + 7.200%) due 04/15/31 § ~	250,000	233,282
Magnetite VIII CLO Ltd. (Cayman) 7.564% (USD LIBOR + 7.440%) due 04/15/31 § ~	2,000,000	1,871,383
Magnetite Xxix Ltd. (Cayman) 5.874% (USD LIBOR + 5.750%) due 01/15/34 § ~	7,950,000	7,824,473
Magnetite Xxx CLO Ltd. (Cayman) 6.332% (USD LIBOR + 6.200%) due 10/25/34 § ~	1,500,000	1,488,271
Neuberger Berman CLO XXIII Ltd. (Cayman) 5.872% (USD LIBOR + 5.750%) due 10/17/27 § ~	2,200,000	2,205,698
Neuberger Berman Loan Advisers CLO 24 Ltd. (Cayman) 6.144% (USD LIBOR + 6.020%) due 04/19/30 § ~	2,500,000	2,463,733
Neuberger Berman Loan Advisers CLO 30 Ltd. (Cayman) 6.332% (USD LIBOR + 6.200%) due 01/20/31 § ~	5,250,000	5,160,311
Neuberger Berman Loan Advisers CLO 31 Ltd. (Cayman) 6.632% (USD LIBOR + 6.500%) due 04/20/31 § ~	2,500,000	2,500,051
OCP CLO Ltd. (Cayman) 5.072% (USD LIBOR + 4.950%) due 10/18/28 § ~	3,625,000	3,630,594
OHA Credit Partners VII Ltd. (Cayman) 6.410% (USD LIBOR + 6.250%) due 02/20/34 § ~	1,750,000	1,735,391
Rad CLO 2 Ltd. (Cayman)
6.124% (USD LIBOR + 6.000%) due 10/15/31 § ~	3,600,000	3,579,619
7.574% (USD LIBOR + 7.450%) due 10/15/31 § ~	1,750,000	1,734,684

Total Asset-Backed Securities (Cost $43,013,480)		42,746,741

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.1%
Repurchase Agreement - 1.1%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $14,136,273; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $14,419,028)	$14,136,273	$14,136,273

Total Short-Term Investment (Cost $14,136,273)		14,136,273

TOTAL INVESTMENTS - 98.6% (Cost $1,249,365,433)		1,300,399,620

OTHER ASSETS & LIABILITIES, NET - 1.4%		17,973,361

NET ASSETS - 100.0%		$1,318,372,981

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	18.7%
Consumer, Cyclical	17.6%
Industrial	16.3%
Energy	14.4%
Communications	12.3%
Financial	4.8%
Basic Materials	4.6%
Asset-Backed Securities	3.2%
Others (each less than 3.0%)	6.7%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$3,425,530	$3,425,530	$-	$-
	Consumer, Cyclical	2,809,447	2,809,447	-	-
	Consumer, Non-Cyclical	1,747,313	1,747,313	-	-
	Industrial	6,889,376	6,674,375	215,001	-

	Total Common Stocks	14,871,666	14,656,665	215,001	-

	Exchange-Traded Funds	13,847,818	13,847,818	-	-
	Corporate Bonds & Notes	1,198,988,982	-	1,198,988,982	-
	Senior Loan Notes	15,808,140	-	15,808,140	-
	Asset-Backed Securities	42,746,741	-	42,746,741	-
	Short-Term Investment	14,136,273	-	14,136,273	-

	Total	$1,300,399,620	$28,504,483	$1,271,895,137	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 5.9%
Communications - 0.1%
Charter Communications Operating LLC 4.464% due 07/23/22	$500,000	$507,432

Consumer, Cyclical - 0.1%
Nissan Motor Acceptance Co. LLC 2.650% due 07/13/22 ~	100,000	100,891
Toyota Tsusho Corp. (Japan) 3.625% due 09/13/23 ~	500,000	520,929

		621,820

Consumer, Non-Cyclical - 0.0%
RELX Capital, Inc. (United Kingdom) 3.500% due 03/16/23	100,000	102,964

Energy - 0.0%
Energy Transfer LP 4.250% due 03/15/23	100,000	102,783

Financial - 5.7%
Avolon Holdings Funding Ltd. (Ireland) 2.528% due 11/18/27 ~	6,000	5,832
Bank of America Corp. 5.875% due 03/15/28	410,000	456,637
Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 3.800% due 09/15/22	1,600,000	1,634,822
JPMorgan Chase & Co. 3.599% (USD LIBOR + 3.470%) due 04/30/22 §	836,000	840,186
Jyske Realkredit AS (Denmark) 0.500% due 10/01/43	DKK 1,936,303	278,275
1.000% due 10/01/50	2,911,557	420,327
1.000% due 10/01/50 ~	24,103,266	3,521,183
1.000% due 10/01/53	5,570,087	791,241
1.500% due 10/01/53	3,400,000	506,250
2.500% due 10/01/47	828	136
Mitsubishi HC Capital, Inc. (Japan) 2.652% due 09/19/22 ~	$200,000	202,451
Natwest Group PLC (United Kingdom)
1.770% (USD LIBOR + 1.550%) due 06/25/24 §	700,000	711,327
4.519% due 06/25/24	500,000	523,241
Nordea Kredit Realkreditaktieselskab (Denmark)
0.500% due 10/01/43	DKK 773,113	111,201
1.000% due 10/01/50	8,526,974	1,233,282
1.000% due 10/01/50 ~	8,017,846	1,173,761
1.500% due 10/01/53	7,399,995	1,098,303
2.000% due 10/01/53	1,200,000	181,743
2.500% due 10/01/47	402	66
Nykredit Realkredit AS (Denmark)
0.500% due 10/01/43 ~	5,800,483	833,613
1.000% due 10/01/50 ~	54,207,853	7,919,140
1.000% due 10/01/53 ~	2,400,000	345,221
1.500% due 10/01/53 ~	9,100,000	1,359,791
2.500% due 10/01/47 ~	2,182	358
Realkredit Danmark AS (Denmark)
1.000% due 10/01/50 ~	16,300,000	2,378,105
1.000% due 10/01/53 ~	10,951,821	1,560,453
1.500% due 10/01/53 ~	3,500,000	523,706
2.000% due 10/01/53 ~	1,600,000	241,211
2.500% due 04/01/47 ~	10,039	1,643
UniCredit SpA (Italy) 7.830% due 12/04/23 ~	$1,750,000	1,952,001

		30,805,506

	Principal Amount	Value
Technology - 0.0%
VMware, Inc. 3.900% due 08/21/27	$100,000	$108,952

Utilities - 0.0%
National Rural Utilities Cooperative Finance Corp. 2.300% due 09/15/22	100,000	101,092

Total Corporate Bonds & Notes (Cost $33,089,905)		32,350,549

MORTGAGE-BACKED SECURITIES - 8.2%
Collateralized Mortgage Obligations - Commercial - 0.1%
AREIT Trust 2.785% (SOFR + 2.734%) due 04/15/37 § ~	216,090	216,360
BAMLL Commercial Mortgage Securities Trust 1.160% (USD LIBOR + 1.050%) due 09/15/38 § ~	500,000	500,650

		717,010

Collateralized Mortgage Obligations - Residential - 2.9%
Angel Oak Mortgage Trust 1.469% due 06/25/65 § ~	487,293	486,938
Bear Stearns Adjustable Rate Mortgage Trust 4.558% due 01/25/35 §	76,313	79,618
Chevy Chase Funding LLC Mortgage-Backed Certificates 0.462% (USD LIBOR + 0.360%) due 03/25/35 § ~	219,302	227,215
Citigroup Mortgage Loan Trust
2.470% (UST + 2.400%) due 05/25/35 §	8,088	8,205
2.526% due 05/25/42 § ~	619,838	612,900
Eurosail PLC (United Kingdom) 0.243% (GBP LIBOR + 0.160%) due 12/10/44 § ~	GBP 19,074	25,735
Eurosail-UK PLC (United Kingdom) 1.045% (GBP LIBOR + 0.950%) due 06/13/45 § ~	551,594	745,892
Fannie Mae
0.147% (USD LIBOR + 0.060%) due 07/25/37 §	$315,680	310,170
0.252% (USD LIBOR + 0.150%) due 08/25/34 §	60,738	60,259
0.452% (USD LIBOR + 0.350%) due 07/25/37 §	3,752	3,777
1.905% due 05/25/35 §	271,408	276,102
Freddie Mac
0.436% (USD LIBOR + 0.350%) due 07/15/44 §	446,741	448,024
0.560% (USD LIBOR + 0.450%) due 09/15/42 §	863,942	864,351
Government National Mortgage Association
0.382% (USD LIBOR + 0.150%) due 08/20/68 §	767,455	755,691
1.029% (USD LIBOR + 0.750%) due 04/20/67 §	708,207	713,872
Great Hall Mortgages No 1 PLC (United Kingdom)
0.366% (GBP LIBOR + 0.130%) due 03/18/39 § ~	GBP 15,348	20,549
0.386% (GBP LIBOR + 0.150%) due 06/18/38 § ~	18,247	24,452
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	$128,924	146,611
GSR Mortgage Loan Trust 2.568% due 01/25/35 §	71,110	70,967

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
HarborView Mortgage Loan Trust 0.784% (USD LIBOR + 0.680%) due 06/20/35 §	$2,014,635	$1,986,680
Hawksmoor Mortgages (United Kingdom) 1.100% (SONIA + 1.050%) due 05/25/53 § ~	GBP 1,358,280	1,843,799
HomeBanc Mortgage Trust 0.762% (USD LIBOR + 0.660%) due 10/25/35 §	$18,307	18,358
Impac CMB Trust 1.103% (USD LIBOR + 1.000%) due 07/25/33 §	46,701	46,513
JP Morgan Mortgage Trust 2.769% due 07/25/35 §	69,338	71,243
Mellon Residential Funding Corp. Mortgage Pass-Through Certificate Trust
0.550% (USD LIBOR + 0.440%) due 12/15/30 §	84,371	82,999
0.810% (USD LIBOR + 0.700%) due 11/15/31 §	110,595	112,881
New Residential Mortgage Loan Trust 3.250% due 02/25/59 § ~	478,154	491,272
Residential Mortgage Securities 32 PLC (United Kingdom) 1.298% (SONIA + 1.250%) due 06/20/70 § ~	GBP 565,453	772,295
Sequoia Mortgage Trust 0.804% (USD LIBOR + 0.700%) due 10/19/26 §	$71,567	71,112
Stratton Mortgage Funding PLC (United Kingdom) 1.250% (SONIA + 1.200%) due 05/25/51 § ~	GBP 674,689	915,955
Structured Adjustable Rate Mortgage Loan Trust 2.431% due 02/25/34 §	$22,420	22,453
Structured Asset Mortgage Investments II Trust
0.604% (USD LIBOR + 0.500%) due 07/19/35 §	223,939	218,587
0.764% (USD LIBOR + 0.660%) due 10/19/34 §	115,794	114,434
Thornburg Mortgage Securities Trust 0.723% (USD LIBOR + 0.620%) due 06/25/44 §	1,747,748	1,711,916
Towd Point Mortgage Funding PLC (United Kingdom) 1.236% (GBP LIBOR + 1.025%) due 10/20/51 §	GBP 1,072,845	1,462,941
WaMu Mortgage Pass-Through Certificates Trust 2.020% due 08/25/35 §	$18,607	18,324

		15,843,090

Fannie Mae - 5.2%
due 01/01/52 #	23,468,000	24,950,272
due 03/01/52 #	2,422,000	2,542,697
1.050% (USD LIBOR + 0.675%) due 02/01/36 §	31,802	32,147
1.283% (US FED + 1.200%) due 11/01/42 - 10/01/44 §	95,749	97,809
1.522% (USD LIBOR + 1.272%) due 11/01/35 §	21,691	21,779
1.641% (USD LIBOR + 1.391%) due 12/01/34 §	24,022	24,954
1.663% (USD LIBOR + 1.538%) due 01/01/36 §	6,635	6,656
1.921% (USD LIBOR + 1.671%) due 05/01/35 §	4,763	4,793

	Principal Amount	Value
2.019% (USD LIBOR + 1.644%) due 03/01/35 §	$83,610	$84,031
2.030% (USD LIBOR + 1.780%) due 11/01/35 §	8,418	8,443
2.190% (UST + 2.190%) due 12/01/22 §	319	319
2.192% (USD LIBOR + 1.942%) due 09/01/35 §	941	942
2.256% (USD LIBOR + 2.000%) due 04/01/35 §	151,753	154,082
5.000% (US FED + 1.250%) due 08/01/24 §	2,014	2,027

		27,930,951

Freddie Mac - 0.0%
1.981% (USD LIBOR + 1.731%) due 08/01/35 §	1,309	1,338
2.065% (USD LIBOR + 1.815%) due 03/01/36 §	2,534	2,544
2.350% (UST + 2.225%) due 01/01/34 §	45,867	48,504

		52,386

Government National Mortgage Association - 0.0%
1.625% (UST + 1.500%) due 09/20/22 - 07/20/25 §	7,014	7,148
1.875% (UST + 1.500%) due 05/20/23 §	228	230
2.000% (UST + 1.500%) due 05/20/26 - 01/20/27 §	7,328	7,385
2.125% (UST + 1.500%) due 10/20/24 - 12/20/26 §	7,787	7,906
2.500% (UST + 1.500%) due 02/20/25 §	2,762	2,810

		25,479

Total Mortgage-Backed Securities (Cost $44,103,084)		44,568,916

ASSET-BACKED SECURITIES - 6.2%
ABFC Trust
0.702% (USD LIBOR + 0.600%) due 10/25/34 §	108,613	108,426
0.802% (USD LIBOR + 0.700%) due 06/25/34 §	1,025,420	1,011,403
ACE Securities Corp. Home Equity Loan Trust 0.882% (USD LIBOR + 0.780%) due 04/25/34 §	752,917	742,772
Apidos CLO XXVI (Cayman) 1.022% (USD LIBOR + 0.900%) due 07/18/29 § ~	300,000	299,818
Apidos CLO XXVII (Cayman) 1.052% (USD LIBOR + 0.930%) due 07/17/30 § ~	300,000	299,625
Ares European CLO X DAC (Ireland) 0.780% (EUR LIBOR + 0.780%) due 10/15/31 § ~	EUR 900,000	1,024,903
ARES L CLO Ltd. (Cayman) 1.174% (USD LIBOR + 1.050%) due 01/15/32 § ~	$400,000	399,716
ARES LII CLO Ltd. (Cayman) 1.178% (USD LIBOR + 1.050%) due 04/22/31 § ~	300,000	299,761
ASSURANT CLO Ltd. (Cayman) 1.172% (USD LIBOR + 1.040%) due 10/20/31 § ~	300,000	299,479
Atlas Senior Loan Fund CLO Ltd. (Cayman) 1.272% (USD LIBOR + 1.150%) due 01/16/30 § ~	600,000	600,286

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Atrium CLO XII (Cayman) 0.958% (USD LIBOR + 0.830%) due 04/22/27 § ~	$627,377	$627,745
Black Diamond CLO Ltd. (Cayman) 0.860% (EUR LIBOR + 0.860%) due 01/20/32 § ~	EUR 600,000	683,792
Brookside Mill CLO Ltd. (Cayman) 0.942% (USD LIBOR + 0.820%) due 01/17/28 § ~	$1,071,332	1,072,065
Carlyle Global Market Strategies CLO Ltd. 1.105% (USD LIBOR + 0.950%) due 08/14/30 § ~	400,000	399,700
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland)
0.730% (EUR LIBOR + 0.730%) due 09/21/29 § ~	EUR 95,152	108,430
0.750% (EUR LIBOR + 0.750%) due 11/15/31 § ~	1,100,000	1,250,556
Catamaran CLO Ltd. (Cayman) 1.228% (USD LIBOR + 1.100%) due 04/22/30 § ~	$397,959	396,446
CIFC Funding Ltd. (Cayman) 1.074% (USD LIBOR + 0.950%) due 10/24/30 § ~	400,000	399,400
Citigroup Mortgage Loan Trust 0.393% (USD LIBOR + 0.290%) due 09/25/36 § ~	367,390	358,078
Credit-Based Asset Servicing & Securitization LLC 1.142% (USD LIBOR + 1.050%) due 06/25/35 §	1,083,000	1,082,505
Crestline Denali CLO XV Ltd. (Cayman) 1.162% (USD LIBOR + 1.030%) due 04/20/30 § ~	400,000	400,095
Dryden 52 Euro CLO DAC (Ireland) 0.860% (EUR LIBOR + 0.860%) due 05/15/34 § ~	EUR 400,000	452,048
Freddie Mac Structured Pass-Through Certificates 0.363% (USD LIBOR + 0.260%) due 08/25/31 §	$56,988	55,789
Gallatin CLO VIII Ltd. (Cayman) 1.177% (USD LIBOR + 1.090%) due 07/15/31 § ~	300,000	300,000
Home Equity Asset Trust
0.957% (USD LIBOR + 0.855%) due 08/25/34 §	135,806	135,166
1.302% (USD LIBOR + 1.200%) due 07/25/35 §	1,000,000	1,003,062
Jubilee CLO DAC (Netherlands) 0.293% (EUR LIBOR + 0.840%) due 07/12/28 § ~	EUR 115,351	131,424
KKR CLO 9 Ltd. (Cayman) 1.074% (USD LIBOR + 0.950%) due 07/15/30 § ~	$300,000	299,630
LCM XIII LP (Cayman) 1.086% (USD LIBOR + 0.870%) due 07/19/27 § ~	1,200,000	1,200,000
LCM XV LP (Cayman) 1.132% (USD LIBOR + 1.000%) due 07/20/30 § ~	1,300,000	1,296,606
LoanCore Issuer CDO Ltd. (Cayman) 1.240% (USD LIBOR + 1.130%) due 05/15/36 § ~	263,626	263,726
Mackay Shields Euro CLO-2 DAC (Ireland) 1.550% (EUR LIBOR + 1.550%) due 08/15/33 § ~	EUR 242,948	276,950
Magnetite XVIII Ltd. (Cayman) 1.023% (USD LIBOR + 0.880%) due 11/15/28 § ~	$300,000	299,702

	Principal Amount	Value
Man GLG Euro CLO II DAC (Ireland) 0.870% (EUR LIBOR + 0.870%) due 01/15/30 § ~	EUR 201,485	$229,563
Merrill Lynch Mortgage Investors Trust 0.822% (USD LIBOR + 0.720%) due 10/25/35 §	$622,129	607,796
MidOcean Credit CLO II (Cayman) 1.160% (USD LIBOR + 1.030%) due 01/29/30 § ~	400,000	399,863
Midocean Credit CLO VIII (Cayman) 1.210% (USD LIBOR + 1.050%) due 02/20/31 § ~	300,000	299,963
Morgan Stanley ABS Capital I, Inc. Trust
0.762% (USD LIBOR + 0.660%) due 01/25/35 §	602,187	600,364
1.077% (USD LIBOR + 0.975%) due 07/25/34 §	83,413	81,966
MP CLO VII Ltd. (Cayman) 1.012% (USD LIBOR + 0.890%) due 10/18/28 § ~	395,410	395,902
OAK Hill European Credit Partners VII DAC (Ireland) 0.740% (EUR LIBOR + 0.740%) due 10/20/31 § ~	EUR 600,000	680,587
Oaktree CLO Ltd. (Cayman) 1.238% (USD LIBOR + 1.110%) due 04/22/30 § ~	$300,000	300,029
Ocean Trails CLO VI (Cayman) 0.924% (USD LIBOR + 0.800%) due 07/15/28 § ~	625,271	625,147
OCP CLO Ltd. (Cayman) 0.924% (USD LIBOR + 0.800%) due 07/15/27 § ~	5,303	5,305
OSD CLO Ltd. (Cayman) 0.877% (USD LIBOR + 0.870%) due 04/17/31 § ~	1,100,000	1,100,000
OZLM CLO XXIV Ltd. (Cayman) 1.194% (USD LIBOR + 1.160%) due 07/20/32 § ~	200,000	200,125
OZLM VIII Ltd. (Cayman) 1.294% (USD LIBOR + 0.980%) due 10/17/29 § ~	300,000	300,000
Palmer Square Loan Funding Ltd. (Cayman)
0.928% (USD LIBOR + 0.800%) due 10/15/29 § ~	800,000	800,860
0.971% (USD LIBOR + 0.800%) due 07/20/29 § ~	800,000	799,421
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.092% (USD LIBOR + 0.990%) due 09/25/34 §	148,676	148,845
Rad CLO 5 Ltd. (Cayman) 1.321% (USD LIBOR + 1.120%) due 07/24/32 § ~	500,000	500,000
Renaissance Home Equity Loan Trust 0.862% (USD LIBOR + 0.760%) due 12/25/32 §	194,188	191,383
Romark CLO Ltd. (Cayman) 1.154% (USD LIBOR + 1.030%) due 10/23/30 § ~	500,000	500,134
Saranac CLO VI Ltd. (United Kingdom) 1.254% (USD LIBOR + 1.140%) due 08/13/31 § ~	300,000	300,038
Saxon Asset Securities Trust 0.412% (USD LIBOR + 0.310%) due 09/25/37 §	187,911	185,411
Segovia European CLO 6- DAC (Ireland) 0.880% (EUR LIBOR + 0.880%) due 07/20/32 § ~	EUR 400,000	455,641

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SLM Student Loan Trust 0.674% (USD LIBOR + 0.550%) due 10/25/64 § ~	$811,712	$807,076
Sound Point CLO IX Ltd. (Cayman) 1.342% (USD LIBOR + 1.210%) due 07/20/32 § ~	600,000	599,854
Sound Point CLO XIV Ltd. (Cayman) 1.114% (USD LIBOR + 0.990%) due 01/23/29 § ~	760,897	761,145
Sound Point CLO XV Ltd. (Cayman) 1.024% (USD LIBOR + 0.900%) due 01/23/29 § ~	300,000	299,990
Stratus CLO Ltd. (Cayman) 1.491% (USD LIBOR + 0.950%) due 12/29/29 § ~	400,000	400,000
Structured Asset Securities Corp. Mortgage Loan Trust 1.599% (USD LIBOR + 1.500%) due 04/25/35 §	243,991	246,412
Symphony CLO XIV Ltd. (Cayman) 1.077% (USD LIBOR + 0.950%) due 07/14/26 § ~	101,767	101,817
THL Credit Wind River CLO Ltd. (Cayman) 1.204% (USD LIBOR + 1.080%) due 04/15/31 § ~	300,000	299,462
United States Small Business Administration 5.290% due 12/01/27	450,243	489,473
Venture XXI CLO Ltd. (Cayman) 1.004% (USD LIBOR + 0.880%) due 07/15/27 § ~	197,119	197,103
Venture XXIV CLO Ltd. (Cayman) 1.032% (USD LIBOR + 0.900%) due 10/20/28 § ~	371,929	372,014
Venture XXVIII CLO Ltd. (Cayman) 1.122% (USD LIBOR + 0.990%) due 07/20/30 § ~	300,000	299,631
Vibrant CLO XI Ltd. (Cayman) 1.252% (USD LIBOR + 1.120%) due 07/20/32 § ~	300,000	300,026
Voya CLO Ltd. (Cayman) 1.072% (USD LIBOR + 0.950%) due 04/17/30 § ~	1,300,000	1,299,641
Wind River CLO Ltd. (Cayman) 0.994% (USD LIBOR + 0.870%) due 10/15/27 § ~	4,090	4,094

Total Asset-Backed Securities (Cost $33,940,995)		33,765,185

U.S. TREASURY OBLIGATIONS - 104.7%
U.S. Treasury Bonds - 1.0%
1.625% due 11/15/50	5,550,000	5,184,136

U.S. Treasury Inflation Protected Securities - 101.1%
0.125% due 04/15/22 ^	22,740,200	23,073,076
0.125% due 01/15/23 ^ ‡	2,151,536	2,222,198
0.125% due 10/15/24 ^	11,424,256	12,204,940
0.125% due 04/15/25 ^	19,665,452	21,041,991
0.125% due 10/15/25 ^	2,237,949	2,413,361
0.125% due 04/15/26 ^	4,955,680	5,350,108
0.125% due 07/15/26 ^	13,058,526	14,183,198
0.125% due 10/15/26	4,148,872	4,513,749
0.125% due 01/15/30 ^	8,103,615	9,000,868
0.125% due 07/15/30 ^	4,745,356	5,313,382
0.125% due 07/15/31 ‡	39,057,962	43,947,969
0.125% due 02/15/51 ^	4,258,981	5,055,058
0.250% due 01/15/25 ^ ‡	4,786,545	5,129,384
0.250% due 07/15/29 ^	8,217,838	9,214,199
0.250% due 02/15/50 ^	2,301,656	2,791,150

	Principal Amount	Value
0.375% due 07/15/23 ^	$7,604,480	$7,996,520
0.375% due 07/15/25 ^	2,398,524	2,605,889
0.375% due 01/15/27 ^	21,124,126	23,248,471
0.375% due 07/15/27	32,975,355	36,623,903
0.500% due 04/15/24 ^	11,402,352	12,156,700
0.500% due 01/15/28 ^	26,672,868	29,878,313
0.625% due 04/15/23 ^	35,738,724	37,388,426
0.625% due 01/15/24 ^	23,809,333	25,345,999
0.625% due 01/15/26 ^	14,733,986	16,187,367
0.625% due 02/15/43 ^	1,960,417	2,440,687
0.750% due 07/15/28 ^	14,485,777	16,598,683
0.750% due 02/15/42 ^	19,165,616	24,257,637
0.750% due 02/15/45 ^	4,426,960	5,707,601
0.875% due 01/15/29 ^	6,023,050	6,969,391
0.875% due 02/15/47 ^	5,043,637	6,823,908
1.000% due 02/15/46 ^	12,638,718	17,300,140
1.000% due 02/15/48 ^	1,457,729	2,047,828
1.375% due 02/15/44 ^	17,465,771	24,965,863
1.750% due 01/15/28 ^	2,770,491	3,325,297
2.000% due 01/15/26 ^	6,901,814	7,988,714
2.125% due 02/15/40 ^	5,590,716	8,567,163
2.125% due 02/15/41 ^	3,800,667	5,890,590
2.375% due 01/15/25 ^	12,175,685	13,869,011
2.375% due 01/15/27 ^ ‡	123,405	149,106
2.500% due 01/15/29 ^	6,437,024	8,233,678
3.625% due 04/15/28 ^	19,251,047	25,605,631
3.875% due 04/15/29 ^	9,020,781	12,571,063

		550,198,210

U.S. Treasury Notes - 2.6%
0.125% due 01/15/31 ^	12,122,302	13,581,725
1.750% due 12/31/24	550,000	562,682

		14,144,407

Total U.S. Treasury Obligations (Cost $522,190,075)		569,526,753

FOREIGN GOVERNMENT BONDS & NOTES - 11.4%
Australia Government (Australia) 1.250% due 02/21/22 ^ ~	AUD 2,590,000	2,262,007
Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 2,457,165	2,452,561
French Republic Government OAT (France)
0.100% due 03/01/26 ^ ~	EUR 3,627,505	4,538,886
0.250% due 07/25/24 ^ ~	1,767,552	2,165,492
Italy Buoni Poliennali Del Tesoro (Italy)
0.400% due 05/15/30 ^ ~	8,420,000	10,423,978
1.400% due 05/26/25 ^ ~	12,062,880	14,903,342
Japanese Government CPI Linked (Japan)
0.005% due 03/10/31 ^	JPY 231,212,140	2,089,412
0.100% due 03/10/28 ^	428,782,410	3,858,035
0.100% due 03/10/29 ^	549,742,487	4,967,898
New Zealand Government Inflation Linked (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 4,850,580	3,628,288
Qatar Government (Qatar) 3.875% due 04/23/23 ~	$700,000	728,280
Saudi Government (Saudi Arabia) 4.000% due 04/17/25 ~	1,230,000	1,327,302
United Kingdom Gilt Inflation Linked (United Kingdom)
0.125% due 03/22/24 ^ ~	GBP 2,444,483	3,621,970
1.250% due 11/22/27 ^ ~	1,751,772	3,065,838
1.875% due 11/22/22 ^ ~	1,364,895	1,969,902

Total Foreign Government Bonds & Notes (Cost $61,001,160)		62,003,191

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.4%
Repurchase Agreement - 0.4%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $2,202,929; collateralized by U.S. Treasury Inflation Indexed Notes: 0.125% due 07/15/30 and value $2,247,062)	$2,202,929	$2,202,929

Total Short-Term Investment (Cost $2,202,929)		2,202,929

TOTAL INVESTMENTS - 136.8% (Cost $696,528,148)		744,417,523

DERIVATIVES - (0.4%)		(2,383,765)

OTHER ASSETS & LIABILITIES, NET - (36.4%)		(197,957,721)

NET ASSETS - 100.0%		$544,076,037

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	104.7%
Foreign Government Bonds & Notes	11.4%
Mortgage-Backed Securities	8.2%
Asset-Backed Securities	6.2%
Corporate Bonds & Notes	5.9%
Others (each less than 3.0%)	0.4%

	136.8%
Derivatives	(0.4%	)
Other Assets & Liabilities, Net	(36.4%	)

	100.0%

(b)

As of December 31, 2021, investments with a total aggregate value of $36,592,649 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(c)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2021 was $875,979 at a weighted average interest rate of 0.040%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2021 was $160,718,936 at a weighted average interest rate of 0.078%.

(d)	A reverse repurchase agreement outstanding as of December 31, 2021 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount	Value
JPM	U.S. Treasury Inflation Indexed Notes 0.125% due 07/15/31	0.120%	12/23/21	01/03/22	($34,538,766)	$34,537,500	($34,537,500)

(e)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euribor	03/23	190	$54,226,315	$54,173,370	($52,945)
Euro-Bund	03/22	70	13,865,408	13,657,328	(208,080)
U.S. Treasury 2-Year Notes	03/22	36	7,854,796	7,854,188	(608)
U.S. Treasury 5-Year Notes	03/22	278	33,634,122	33,631,484	(2,638)
U.S. Treasury 10-Year Notes	03/22	32	4,154,861	4,175,000	20,139
U.S. Treasury Ultra 10-Year Notes	03/22	3	438,220	439,312	1,092

					(243,040)

Short Futures Outstanding
Australia Treasury 3-Year Bond	03/22	16	1,326,946	1,328,799	(1,853)
Euro-Bobl	03/22	155	23,695,788	23,512,522	183,266
Euro-BTP	03/22	47	8,051,782	7,866,429	185,353
Euro-Buxl	03/22	66	16,293,497	15,534,645	758,852
Euro-OAT	03/22	1	188,215	185,746	2,469
Euro-Schatz	03/22	1,020	130,290,385	130,097,034	193,351
Japan 10-Year Bonds	03/22	7	9,252,282	9,224,811	27,471
Long Gilt	03/22	56	9,452,117	9,467,270	(15,153)
Short Euro-BTP	03/22	13	1,677,873	1,671,124	6,749
U.S. Treasury 30-Year Bonds	03/22	104	16,637,288	16,685,500	(48,212)
U.S. Treasury Ultra Long Bonds	03/22	88	17,284,925	17,347,000	(62,075)

					1,230,218

Total Futures Contracts					$987,178

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(f)	Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
DKK	5,145,000	USD	804,247	04/22	HSB	$-	($15,105)
EUR	651,000	USD	737,213	01/22	BNP	3,950	-
EUR	247,000	USD	280,116	01/22	HSB	1,093	-
EUR	249,000	USD	281,891	01/22	JPM	1,595	-
GBP	429,000	USD	570,104	01/22	BNP	10,566	-
USD	2,112,060	AUD	2,950,554	01/22	TDB	-	(34,628)
USD	2,270,227	CAD	2,892,000	01/22	BNP	-	(16,025)
USD	2,679,593	DKK	17,560,000	04/22	BNP	-	(13,762)
USD	694,194	DKK	4,475,000	04/22	BNP	7,818	-
USD	3,728,442	DKK	23,604,766	04/22	BOA	107,939	-
USD	696,648	DKK	4,580,000	04/22	CIT	-	(5,834)
USD	4,562,721	DKK	29,161,584	04/22	CIT	89,913	-
USD	740,537	DKK	4,740,000	04/22	HSB	13,514	-
USD	1,215,465	DKK	7,945,000	04/22	JPM	-	(3,141)
USD	11,126,544	DKK	70,495,799	04/22	MSC	313,888	-
USD	38,658,387	EUR	34,294,000	01/22	TDB	-	(385,319)
USD	37,716,310	EUR	33,147,000	02/22	TDB	-	(43,446)
USD	14,986,584	GBP	11,318,000	01/22	BNP	-	(332,895)
USD	15,328,644	GBP	11,318,000	02/22	BNP	10,114	-
USD	196,804	JPY	22,300,000	01/22	BNP	2,939	-
USD	10,950,256	JPY	1,242,400,000	01/22	BRC	149,595	-
USD	10,792,217	JPY	1,242,540,230	02/22	BRC	-	(11,885)
USD	3,688,381	NZD	5,404,000	01/22	MSC	-	(12,780)

Total Forward Foreign Currency Contracts						$712,924	($874,820)

(g)	Purchased options outstanding as of December 31, 2021 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.190%	11/02/22	MSC	EUR 1,500,000	$109,402	$217,207
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.195%	11/02/22	BNP	1,550,000	1,166	222,677
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.197%	11/04/22	BNP	1,840,000	140,020	264,116
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.197%	11/04/22	BRC	960,000	71,659	137,800
Put - 30-Year Interest Rate Swap	Receive	6-Month USD-LIBOR	2.237%	11/17/23	DUB	$4,100,000	254,483	193,956

							$576,730	$1,035,756

Total Purchased Options							$576,730	$1,035,756

(h)	Premiums received and value of written options outstanding as of December 31, 2021 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG36 5Y	0.725%	01/19/22	GSC	$900,000	$900	($27)
Put - iTraxx Main 36 5Y	0.750%	01/19/22	BRC	EUR 500,000	691	(41)
Put - iTraxx Main 36 5Y	0.800%	01/19/22	BOA	300,000	416	(22)
Put - iTraxx Main 36 5Y	0.800%	01/19/22	BRC	300,000	425	(22)
Put - CDX IG37 5Y	0.850%	01/19/22	BRC	$2,200,000	2,536	(54)
Put - CDX IG37 5Y	0.850%	01/19/22	CIT	1,100,000	1,188	(27)
Put - CDX IG37 5Y	0.800%	02/16/22	BOA	1,300,000	1,501	(274)
Put - iTraxx Main 36 5Y	0.800%	02/16/22	CIT	EUR 100,000	120	(23)
Put - iTraxx Main 36 5Y	0.800%	03/16/22	BRC	1,300,000	1,256	(604)
Put - iTraxx Main 36 5Y	0.900%	03/16/22	BOA	600,000	929	(205)
Put - iTraxx Main 36 5Y	0.900%	03/16/22	BRC	2,000,000	2,639	(683)
Put - CDX IG37 5Y	0.900%	03/16/22	DUB	$600,000	666	(192)
Put - CDX IG37 5Y	0.900%	03/16/22	GSC	500,000	555	(160)
Put - iTraxx Main 36 5Y	0.900%	03/16/22	JPM	EUR 1,200,000	1,492	(410)
Put - CDX IG37 5Y	0.900%	03/16/22	BRC	$500,000	555	(135)
Put - iTraxx Main 36 5Y	0.950%	03/16/22	BRC	EUR 500,000	609	(149)
Put - CDX IG37 5Y	0.950%	03/16/22	JPM	$1,000,000	1,250	(271)
Put - CDX IG37 5Y	1.000%	03/16/22	GSC	600,000	684	(140)
Put - CDX IG37 5Y	1.000%	03/16/22	MSC	900,000	1,125	(210)
Put - iTraxx Main 36 5Y	0.850%	04/20/22	BOA	EUR 700,000	945	(499)
Put - iTraxx Main 36 5Y	0.850%	04/20/22	MSC	800,000	1,240	(570)
Put - CDX IG37 5Y	0.900%	04/20/22	BOA	$900,000	1,170	(552)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG37 5Y	0.900%	04/20/22	BRC	$900,000	$1,152	($552)
Put - CDX IG37 5Y	0.900%	04/20/22	GSC	900,000	1,503	(552)
Put - CDX IG37 5Y	0.900%	04/20/22	JPM	800,000	1,208	(491)
Put - CDX IG37 5Y	0.900%	04/20/22	MSC	800,000	1,520	(491)
Put - iTraxx Main 36 5Y	0.900%	04/20/22	MSC	EUR 600,000	704	(374)
Put - CDX IG37 5Y	0.950%	04/20/22	JPM	$700,000	892	(377)
Put - CDX IG37 5Y	0.950%	04/20/22	MSC	700,000	892	(377)

					$30,763	($8,484)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/Initial Index - (1+4.000%)^10]	04/22/24	JPM	$13,800,000	$100,395	($1)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/Initial Index - (1+4.000%)^10]	05/16/24	JPM	1,300,000	9,035	(16)
Cap - Eurostat Eurozone HICP	117.20	Maximum of [0, (Final Index/Initial Index) - (1+3.000%)^20)]	06/22/35	GSC	EUR 2,200,000	100,087	(8,233)

						$209,517	($8,250)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate		Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 1-Year Interest Rate Swap	Receive	3-Month EUR-LIBOR	(0.526%	)	11/17/22	GSC	EUR 32,000,000	$49,740	($7,305)

Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/02/22	BNP	4,700,000	-	(266,279)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/02/22	MSC	4,500,000	109,160	(254,948)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/04/22	BNP	5,490,000	136,171	(312,161)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/04/22	BRC	2,810,000	68,840	(159,777)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.340%		11/17/23	DUB	$20,200,000	254,520	(199,980)

								568,691	(1,193,145)

Total Interest Rate Swaptions								$618,431	($1,200,450)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 2.000% due 01/13/52	$99.86	01/06/22	GSC	$200,000	$750	($404)
Call - Fannie Mae 2.000% due 01/13/52	99.90	01/06/22	GSC	200,000	750	(366)
Call - Fannie Mae 2.000% due 01/13/52	100.08	01/06/22	JPM	200,000	891	(221)
Call - Fannie Mae 2.000% due 01/13/52	100.17	01/06/22	GSC	300,000	938	(246)
Call - Fannie Mae 2.000% due 01/13/52	100.58	01/06/22	BOA	200,000	563	(32)
Call - Fannie Mae 2.000% due 01/13/52	100.73	01/06/22	JPM	200,000	531	(15)
Call - Fannie Mae 2.500% due 01/13/52	103.33	01/06/22	JPM	200,000	398	-
Call - Fannie Mae 2.000% due 02/14/52	100.11	02/07/22	JPM	200,000	734	(560)
Call - Fannie Mae 2.000% due 02/14/52	100.14	02/07/22	JPM	200,000	766	(542)
Call - Fannie Mae 2.000% due 02/14/52	100.34	02/07/22	GSC	200,000	750	(436)
Call - Fannie Mae 2.000% due 02/14/52	100.97	02/07/22	JPM	200,000	531	(219)
Call - Fannie Mae 2.000% due 03/14/52	100.30	03/07/22	GSC	200,000	531	(477)
Call - Fannie Mae 2.000% due 03/14/52	100.35	03/07/22	JPM	200,000	539	(448)
Call - Fannie Mae 2.000% due 03/14/52	100.48	03/07/22	JPM	200,000	453	(383)
Call - Fannie Mae 3.000% due 03/14/52	103.75	03/07/22	JPM	200,000	219	(107)
Call - Fannie Mae 3.000% due 03/14/52	103.76	03/07/22	GSC	100,000	109	(53)

					9,453	(4,509)

Put - Fannie Mae 2.000% due 01/13/52	97.86	01/06/22	GSC	200,000	1,125	(18)
Put - Fannie Mae 2.000% due 01/13/52	97.90	01/06/22	GSC	200,000	1,125	(19)
Put - Fannie Mae 2.000% due 01/13/52	98.17	01/06/22	GSC	300,000	1,430	(45)
Put - Fannie Mae 2.000% due 01/13/52	98.58	01/06/22	BOA	200,000	1,000	(57)
Put - Fannie Mae 2.500% due 01/13/52	102.33	01/06/22	JPM	200,000	687	(566)
Put - Fannie Mae 3.000% due 01/13/52	104.06	01/06/22	JPM	300,000	516	(1,231)
Put - Fannie Mae 2.000% due 02/14/52	98.97	02/07/22	JPM	200,000	875	(508)

					6,758	(2,444)

Total Options on Securities					$16,211	($6,953)

Total Written Options					$874,922	($1,224,137)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(i)	Swap agreements outstanding as of December 31, 2021 were as follows:

Credit Default Swaps on Corporate Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/21 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ally Financial, Inc.	Q	5.000%	06/20/22	ICE	0.279%	$200,000	$4,811	$2,426	$2,385
Barclays Bank PLC	Q	1.000%	12/20/22	ICE	0.248%	EUR 200,000	1,762	1,264	498
General Electric Co.	Q	1.000%	12/20/23	ICE	0.299%	$300,000	4,256	(6,773)	11,029

Total Credit Default Swaps							$10,829	($3,083)	$13,912

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.180%	U.S. CPI Urban Consumers	Z/Z	LCH	01/19/22	$4,100,000	($179,686)	($58)	($179,628)
2.200%	U.S. CPI Urban Consumers	Z/Z	LCH	01/21/22	2,100,000	(92,410)	-	(92,410)
2.170%	U.S. CPI Urban Consumers	Z/Z	LCH	02/01/22	4,000,000	(185,551)	-	(185,551)
2.155%	U.S. CPI Urban Consumers	Z/Z	LCH	02/04/22	5,300,000	(247,670)	(80)	(247,590)
2.200%	U.S. CPI Urban Consumers	Z/Z	LCH	02/05/22	2,700,000	(125,345)	-	(125,345)
3.465%	GBP Retail Price	Z/Z	LCH	02/15/22	GBP 1,700,000	(85,306)	-	(85,306)
3.220%	GBP Retail Price	Z/Z	LCH	03/15/22	1,900,000	(92,499)	(26)	(92,473)
0.000%	1-Day JPY- TONAR	S/S	LCH	03/20/22	JPY 377,560,000	(361)	-	(361)
3.850%	U.S. CPI Urban Consumers	Z/Z	LCH	12/20/22	$23,700,000	(15,345)	-	(15,345)
0.900%	1-Day GBP SONIA	A/A	LCH	03/21/23	GBP 48,600,000	(75,900)	(62,439)	(13,461)
1.184%	1-Day GBP SONIA	A/A	LCH	03/21/23	12,800,000	4,165	-	4,165
(0.526%)	3-Month EUR-LIBOR	A/Q	LCH	11/21/23	EUR 16,000,000	(61,308)	-	(61,308)
3.850%	GBP Retail Price	Z/Z	LCH	09/15/24	GBP 2,700,000	(57,718)	125	(57,843)
3.330%	GBP Retail Price	Z/Z	LCH	01/15/25	5,700,000	(409,889)	133,847	(543,736)
3.603%	GBP Retail Price	Z/Z	LCH	11/15/28	120,000	(7,746)	-	(7,746)
3.633%	GBP Retail Price	Z/Z	LCH	12/15/28	700,000	(43,021)	-	(43,021)
1.954%	U.S. CPI Urban Consumers	Z/Z	LCH	06/03/29	$2,350,000	(268,346)	-	(268,346)
1.998%	U.S. CPI Urban Consumers	Z/Z	LCH	07/25/29	7,700,000	(826,975)	-	(826,975)
1.760%	U.S. CPI Urban Consumers	Z/Z	LCH	11/04/29	3,100,000	(422,374)	(3,109)	(419,265)
1.883%	U.S. CPI Urban Consumers	Z/Z	LCH	11/20/29	700,000	(86,721)	642	(87,363)
3.438%	GBP Retail Price	Z/Z	LCH	01/15/30	GBP 100,000	(12,998)	-	(12,998)
3.190%	GBP Retail Price	Z/Z	LCH	04/15/30	3,800,000	(572,803)	(214,684)	(358,119)
3.400%	GBP Retail Price	Z/Z	LCH	06/15/30	2,500,000	(239,073)	57,700	(296,773)
3.325%	GBP Retail Price	Z/Z	LCH	08/15/30	830,000	(101,940)	7,797	(109,737)
3.475%	GBP Retail Price	Z/Z	LCH	08/15/30	700,000	(108,864)	7,283	(116,147)
1.380%	Eurostat Eurozone HICP	Z/Z	LCH	03/15/31	EUR 5,300,000	(595,133)	(38,565)	(556,568)
3.750%	GBP Retail Price	Z/Z	LCH	04/15/31	GBP 770,000	(78,647)	(364)	(78,283)
4.066%	GBP Retail Price	Z/Z	LCH	09/15/31	300,000	(11,908)	-	(11,908)
3.566%	GBP Retail Price	Z/Z	LCH	03/15/36	400,000	(67,195)	-	(67,195)
3.580%	GBP Retail Price	Z/Z	LCH	03/15/36	1,200,000	(196,687)	(7,031)	(189,656)
1.888%	3-Month USD-LIBOR	S/Q	LCH	11/21/53	$1,100,000	28,900	-	28,900

						($5,236,354)	($118,962)	($5,117,392)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.000%	6-Month JPY LIBOR	S/S	LCH	03/20/22	JPY 377,560,000	($1,067)	$-	($1,067)
0.090%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/22	EUR 2,200,000	137,580	-	137,580
0.330%	Eurostat Eurozone HICP	Z/Z	LCH	07/15/22	1,400,000	86,206	(160)	86,366
2.069%	U.S. CPI Urban Consumers	Z/Z	LCH	07/15/22	$1,200,000	63,463	-	63,463
4.220%	GBP Retail Price	Z/Z	LCH	08/15/22	GBP 600,000	23,115	-	23,115
4.180%	GBP Retail Price	Z/Z	LCH	09/15/22	700,000	24,093	-	24,093
2.210%	U.S. CPI Urban Consumers	Z/Z	LCH	02/05/23	$6,810,000	312,111	-	312,111
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	04/27/23	5,320,000	226,573	(801)	227,374
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	05/09/23	1,150,000	50,062	-	50,062
2.281%	U.S. CPI Urban Consumers	Z/Z	LCH	05/10/23	1,760,000	71,882	-	71,882
4.480%	GBP Retail Price	Z/Z	LCH	09/15/23	GBP 700,000	18,449	-	18,449
1.013%	1-Day GBP-SONIA	A/A	LCH	03/20/24	48,600,000	95,490	40,837	54,653
1.248%	1-Day GBP-SONIA	A/A	LCH	03/20/24	12,800,000	5,265	-	5,265
2.314%	U.S. CPI Urban Consumers	Z/Z	LCH	02/26/26	$2,100,000	152,901	-	152,901
2.419%	U.S. CPI Urban Consumers	Z/Z	LCH	03/05/26	2,800,000	188,600	-	188,600
2.768%	U.S. CPI Urban Consumers	Z/Z	LCH	05/13/26	1,700,000	77,875	-	77,875
2.813%	U.S. CPI Urban Consumers	Z/Z	LCH	05/14/26	1,000,000	43,307	-	43,307
2.703%	U.S. CPI Urban Consumers	Z/Z	LCH	05/25/26	1,210,000	58,413	190	58,223
4.735%	GBP Retail Price	Z/Z	LCH	12/15/26	GBP 1,500,000	(32,017)	(20,112)	(11,905)
1.798%	U.S. CPI Urban Consumers	Z/Z	LCH	08/25/27	$900,000	114,127	-	114,127
1.890%	U.S. CPI Urban Consumers	Z/Z	LCH	08/27/27	1,000,000	119,773	-	119,773
0.300%	1-Day JPY-TONAR	S/S	LCH	09/20/27	JPY 377,560,000	(48,792)	(4,043)	(44,749)
3.250%	3-Month NZD Bank Bills	S/Q	CME	03/21/28	NZD 3,500,000	(114,642)	7,033	(121,675)
2.573%	U.S. CPI Urban Consumers	Z/Z	LCH	08/26/28	$400,000	14,555	-	14,555
2.645%	U.S. CPI Urban Consumers	Z/Z	LCH	09/10/28	500,000	14,020	-	14,020
1.840%	3-Month USD LIBOR	S/Q	LCH	11/21/28	5,500,000	(41,121)	-	(41,121)
2.311%	U.S. CPI Urban Consumers	Z/Z	LCH	02/24/31	5,100,000	456,569	(1,980)	458,549
0.750%	1-Day GBP-SONIA	A/A	LCH	09/21/32	GBP 3,900,000	109,920	122,932	(13,012)

						$2,226,710	$143,896	$2,082,814

Total Interest Rate Swaps						($3,009,644)	$24,934	($3,034,578)

Total Swap Agreements						($2,998,815)	$21,851	($3,020,666)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements (1)
Assets	$382,076	$2,363,320
Liabilities	(360,225)	(5,383,986)

	$21,851	($3,020,666)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(j)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$32,350,549	$-	$32,350,549	$-
	Mortgage-Backed Securities	44,568,916	-	44,568,916	-
	Asset-Backed Securities	33,765,185	-	33,765,185	-
	U.S. Treasury Obligations	569,526,753	-	569,526,753	-
	Foreign Government Bonds & Notes	62,003,191	-	62,003,191	-
	Short-Term Investment	2,202,929	-	2,202,929	-
	Derivatives:
	Credit Contracts
	Swaps	13,912	-	13,912	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	712,924	-	712,924	-
	Interest Rate Contracts
	Futures	1,378,742	1,378,742	-	-
	Purchased Options	1,035,756	-	1,035,756	-
	Swaps	2,349,408	-	2,349,408	-

	Total Interest Rate Contracts	4,763,906	1,378,742	3,385,164	-

	Total Asset – Derivatives	5,490,742	1,378,742	4,112,000	-

	Total Assets	749,908,265	1,378,742	748,529,523	-

Liabilities	Sale-buyback Financial Transactions	(415,057,951)	-	(415,057,951)	-
	Reverse Repurchase Agreements	(34,537,500)	-	(34,537,500)	-
	Derivatives:
	Credit Contracts
	Written Options	(8,484)	-	(8,484)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(874,820)	-	(874,820)	-
	Interest Rate Contracts
	Futures	(391,564)	(391,564)	-	-
	Written Options	(1,215,653)	-	(1,215,653)	-
	Swaps	(5,383,986)	-	(5,383,986)	-

	Total Interest Rate Contracts	(6,991,203)	(391,564)	(6,599,639)	-

	Total Liabilities – Derivatives	(7,874,507)	(391,564)	(7,482,943)	-

	Total Liabilities	(457,469,958)	(391,564)	(457,078,394)	-

	Total	$292,438,307	$987,178	$291,451,129	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 32.8%
Basic Materials - 0.7%
Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$1,200,000	$1,260,446
DuPont de Nemours, Inc. 5.319% due 11/15/38	685,000	884,217
Glencore Funding LLC (Australia) 2.500% due 09/01/30 ~	760,000	736,890
International Flavors & Fragrances, Inc. 3.468% due 12/01/50 ~	790,000	829,573
LYB International Finance III LLC 1.250% due 10/01/25	329,000	323,793
Nutrien Ltd. (Canada) 5.000% due 04/01/49	375,000	503,405
Steel Dynamics, Inc. 1.650% due 10/15/27	750,000	734,408
Teck Resources Ltd. (Canada) 3.900% due 07/15/30	1,550,000	1,667,111
Vale Overseas Ltd. (Brazil) 3.750% due 07/08/30	1,530,000	1,586,212

		8,526,055

Communications - 2.3%
AT&T, Inc.
2.300% due 06/01/27	1,550,000	1,578,083
2.750% due 06/01/31	2,045,000	2,088,633
3.500% due 06/01/41	1,540,000	1,586,081
3.550% due 09/15/55	1,434,000	1,441,626
Charter Communications Operating LLC/Charter Communications Operating Capital
2.800% due 04/01/31	2,050,000	2,030,977
3.500% due 06/01/41	285,000	278,370
3.700% due 04/01/51	860,000	833,682
Comcast Corp.
2.800% due 01/15/51	736,000	711,059
3.250% due 11/01/39	970,000	1,025,355
Corning, Inc. 5.750% due 08/15/40	300,000	407,326
Cox Communications, Inc.
1.800% due 10/01/30 ~	660,000	622,525
2.950% due 10/01/50 ~	555,000	519,680
Deutsche Telekom AG (Germany) 3.625% due 01/21/50 ~	1,000,000	1,069,318
Discovery Communications LLC 3.625% due 05/15/30	980,000	1,048,819
Rogers Communications, Inc. (Canada) 3.700% due 11/15/49	770,000	810,401
T-Mobile USA, Inc.
2.550% due 02/15/31	2,620,000	2,608,919
3.000% due 02/15/41	1,630,000	1,594,337
Verizon Communications, Inc.
2.100% due 03/22/28	500,000	501,316
2.650% due 11/20/40	546,000	519,750
3.150% due 03/22/30	1,440,000	1,525,095
3.400% due 03/22/41	610,000	639,774
3.700% due 03/22/61	600,000	651,872
3.850% due 11/01/42	1,815,000	2,032,187
ViacomCBS, Inc.
4.000% due 01/15/26	575,000	621,446
4.375% due 03/15/43	620,000	706,971
5.850% due 09/01/43	10,000	13,499
Walt Disney Co.
2.650% due 01/13/31	1,000,000	1,041,419
3.500% due 05/13/40	945,000	1,036,961

		29,545,481

	Principal Amount	Value
Consumer, Cyclical - 3.7%
7-Eleven, Inc.
0.625% due 02/10/23 ~	$1,490,000	$1,484,726
0.950% due 02/10/26 ~	345,000	334,379
1.300% due 02/10/28 ~	277,000	264,018
2.500% due 02/10/41 ~	283,000	261,627
Alimentation Couche-Tard, Inc. (Canada)
2.950% due 01/25/30 ~	1,130,000	1,168,491
3.439% due 05/13/41 ~	785,000	809,442
3.625% due 05/13/51 ~	875,000	922,484
American Airlines Pass-Through Trust Class A
2.875% due 01/11/36	1,799,000	1,789,662
3.650% due 12/15/29	1,238,490	1,200,079
American Airlines Pass-Through Trust Class AA
3.150% due 08/15/33	1,683,088	1,705,481
3.200% due 12/15/29	1,590,160	1,602,704
American Airlines Pass-Through Trust Class B 3.950% due 01/11/32	2,261,000	2,247,117
AutoZone, Inc. 3.625% due 04/15/25	1,010,000	1,077,848
Daimler Finance North America LLC (Germany) 1.450% due 03/02/26 ~	1,076,000	1,066,212
Delta Air Lines Pass-Through Trust Class A 2.500% due 12/10/29	1,333,000	1,328,645
Delta Air Lines Pass-Through Trust Class B 4.250% due 01/30/25	572,005	591,308
General Motors Co. 6.125% due 10/01/25	270,000	310,422
General Motors Financial Co., Inc.
1.200% due 10/15/24	800,000	794,609
1.250% due 01/08/26	956,000	936,326
2.700% due 06/10/31	830,000	827,927
4.350% due 01/17/27	230,000	253,544
Hasbro, Inc. 3.900% due 11/19/29	682,000	752,712
Hyundai Capital America
1.150% due 11/10/22 ~	2,554,000	2,560,973
1.300% due 01/08/26 ~	225,000	218,786
1.800% due 01/10/28 ~	395,000	382,059
2.375% due 10/15/27 ~	1,685,000	1,677,376
2.650% due 02/10/25 ~	600,000	615,326
3.000% due 02/10/27 ~	200,000	207,094
JetBlue Pass-Through Trust Class B 7.750% due 05/15/30	1,280,796	1,491,600
Kia Corp. (South Korea) 3.250% due 04/21/26 ~	950,000	1,001,521
Kohl’s Corp. 3.375% due 05/01/31	979,000	998,066
Lear Corp. 2.600% due 01/15/32	265,000	261,283
Lennar Corp. 4.500% due 04/30/24	195,000	207,367
MDC Holdings, Inc. 2.500% due 01/15/31	530,000	513,394
Nissan Motor Acceptance Co. LLC 2.800% due 01/13/22 ~	1,056,000	1,056,615
Nissan Motor Co. Ltd. (Japan)
3.522% due 09/17/25 ~	1,007,000	1,056,440
4.345% due 09/17/27 ~	1,535,000	1,658,357
Nordstrom, Inc. 4.250% due 08/01/31	731,000	719,319
O’Reilly Automotive, Inc. 3.900% due 06/01/29	1,135,000	1,254,292
Starbucks Corp. 3.350% due 03/12/50	565,000	592,474

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Stellantis Finance US, Inc. 1.711% due 01/29/27 ~	$791,000	$777,941
Tractor Supply Co. 1.750% due 11/01/30	1,000,000	937,466
United Airlines Pass-Through Trust Class A
3.100% due 04/07/30	504,673	500,670
3.700% due 09/01/31	1,300,898	1,319,820
United Airlines Pass-Through Trust Class B
3.650% due 04/07/27	1,436,435	1,422,537
3.650% due 07/07/27	2,128,704	2,108,736
Volkswagen Group of America Finance LLC (Germany) 1.250% due 11/24/25 ~	1,500,000	1,468,459

		46,737,734

Consumer, Non-Cyclical - 4.8%
AbbVie, Inc.
3.200% due 11/21/29	1,175,000	1,257,602
4.050% due 11/21/39	1,120,000	1,287,532
4.250% due 11/21/49	910,000	1,096,840
Altria Group, Inc. 2.450% due 02/04/32	835,000	793,655
Amgen, Inc. 3.150% due 02/21/40	1,125,000	1,156,100
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.750% due 07/15/42	2,870,000	3,135,758
4.750% due 04/15/58	1,230,000	1,525,154
Anthem, Inc. 2.250% due 05/15/30	1,135,000	1,132,183
AstraZeneca PLC (United Kingdom) 6.450% due 09/15/37	205,000	301,871
Banner Health 1.897% due 01/01/31	1,210,000	1,179,245
Baptist Healthcare System Obligated Group 3.540% due 08/15/50	540,000	590,301
BAT Capital Corp. (United Kingdom)
2.259% due 03/25/28	3,125,000	3,047,795
3.734% due 09/25/40	760,000	731,530
4.390% due 08/15/37	410,000	432,728
Becton Dickinson & Co.
3.794% due 05/20/50	570,000	641,371
4.669% due 06/06/47	265,000	334,968
Biogen, Inc.
2.250% due 05/01/30	640,000	630,715
3.150% due 05/01/50	550,000	530,133
Bon Secours Mercy Health, Inc. 3.205% due 06/01/50	700,000	740,043
Boston Scientific Corp.
4.000% due 03/01/29	375,000	416,825
4.550% due 03/01/39	340,000	407,470
Bristol-Myers Squibb Co.
2.350% due 11/13/40	165,000	156,818
3.400% due 07/26/29	1,330,000	1,457,717
Bunge Ltd. Finance Corp. 2.750% due 05/14/31	965,000	980,404
Cigna Corp. 4.125% due 11/15/25	900,000	984,979
CommonSpirit Health
2.782% due 10/01/30	1,065,000	1,091,309
3.910% due 10/01/50	650,000	725,150
Conagra Brands, Inc. 1.375% due 11/01/27	1,085,000	1,037,082
CVS Health Corp. 4.875% due 07/20/35	850,000	1,040,956
CVS Pass-Through Trust 4.163% due 08/11/36 ~	517,935	567,994
DH Europe Finance II SARL 3.250% due 11/15/39	285,000	304,876
Gilead Sciences, Inc.
1.650% due 10/01/30	1,125,000	1,079,521
2.600% due 10/01/40	675,000	651,672

	Principal Amount	Value
Global Payments, Inc. 3.200% due 08/15/29	$934,000	$973,793
HCA, Inc.
5.250% due 06/15/26	2,430,000	2,735,307
5.500% due 06/15/47	700,000	918,177
IHS Markit Ltd. 4.250% due 05/01/29	649,000	740,392
Keurig Dr Pepper, Inc.
3.200% due 05/01/30	655,000	693,230
3.800% due 05/01/50	610,000	677,315
Kimberly-Clark Corp. 3.700% due 06/01/43	770,000	853,462
MedStar Health, Inc. 3.626% due 08/15/49	520,000	570,192
MidMichigan Health 3.409% due 06/01/50	1,000,000	1,067,764
Mondelez International, Inc. 1.875% due 10/15/32	750,000	716,156
MultiCare Health System 2.803% due 08/15/50	560,000	544,638
PeaceHealth Obligated Group 3.218% due 11/15/50	655,000	687,428
Piedmont Healthcare, Inc. 2.864% due 01/01/52	515,000	503,679
Quanta Services, Inc. 2.350% due 01/15/32	890,000	865,137
Quest Diagnostics, Inc. 2.800% due 06/30/31	870,000	899,385
Regeneron Pharmaceuticals, Inc. 1.750% due 09/15/30	1,125,000	1,065,159
Royalty Pharma PLC
1.750% due 09/02/27	129,000	126,827
3.300% due 09/02/40	600,000	599,369
3.550% due 09/02/50	340,000	337,898
Smithfield Foods, Inc. 3.000% due 10/15/30 ~	1,025,000	1,022,029
Sysco Corp. 2.400% due 02/15/30	1,615,000	1,621,193
Takeda Pharmaceutical Co. Ltd. (Japan) 3.025% due 07/09/40	1,695,000	1,728,471
Thermo Fisher Scientific, Inc. 2.000% due 10/15/31	835,000	823,509
Triton Container International Ltd. (Bermuda) 2.050% due 04/15/26 ~	1,100,000	1,092,437
Tyson Foods, Inc. 3.550% due 06/02/27	1,095,000	1,179,569
UnitedHealth Group, Inc.
2.750% due 05/15/40	655,000	666,320
3.250% due 05/15/51	525,000	569,117
Universal Health Services, Inc. 2.650% due 01/15/32 ~	535,000	526,327
Utah Acquisition Sub, Inc. 3.950% due 06/15/26	585,000	631,385
Viatris, Inc.
3.850% due 06/22/40	340,000	360,698
4.000% due 06/22/50	770,000	821,924
West Virginia United Health System Obligated Group 3.129% due 06/01/50	1,205,000	1,189,412
Zimmer Biomet Holdings, Inc. 2.600% due 11/24/31	697,000	701,433

		59,957,429

Diversified - 0.2%
Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.625% due 10/31/24 ~	2,000,000	2,126,752

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value

Energy - 2.3%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc. 3.337% due 12/15/27	$765,000	$816,007
Boardwalk Pipelines LP 4.450% due 07/15/27	480,000	526,201
BP Capital Markets America, Inc.
2.772% due 11/10/50	565,000	533,715
3.633% due 04/06/30	1,685,000	1,860,979
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	1,115,000	1,258,928
Chevron USA, Inc. 3.250% due 10/15/29	875,000	946,257
Coterra Energy, Inc. 3.900% due 05/15/27 ~	495,000	532,299
Diamondback Energy, Inc.
3.125% due 03/24/31	1,000,000	1,031,692
3.250% due 12/01/26	770,000	812,623
Enable Midstream Partners LP 4.150% due 09/15/29	605,000	647,882
Energy Transfer LP
3.900% due 07/15/26	1,700,000	1,830,450
6.100% due 02/15/42	455,000	558,232
Exxon Mobil Corp. 2.995% due 08/16/39	1,690,000	1,713,296
Flex Intermediate Holdco LLC
3.363% due 06/30/31 ~	475,000	477,554
4.317% due 12/30/39 ~	335,000	345,452
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.940% due 09/30/40 ~	550,000	548,703
Gray Oak Pipeline LLC 2.600% due 10/15/25 ~	1,685,000	1,688,714
HollyFrontier Corp.
2.625% due 10/01/23	540,000	550,556
5.875% due 04/01/26	842,000	945,192
Lundin Energy Finance BV (Netherlands)
2.000% due 07/15/26 ~	307,000	305,162
3.100% due 07/15/31 ~	200,000	201,640
MPLX LP 4.500% due 04/15/38	580,000	650,666
NGPL PipeCo LLC 3.250% due 07/15/31 ~	510,000	518,699
Phillips 66 Partners LP 3.550% due 10/01/26	560,000	596,590
Pioneer Natural Resources Co. 1.900% due 08/15/30	760,000	722,676
Plains All American Pipeline LP/PAA Finance Corp.
4.650% due 10/15/25	1,685,000	1,839,424
5.150% due 06/01/42	1,000,000	1,101,186
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	1,130,000	1,255,447
Saudi Arabian Oil Co. (Saudi Arabia) 1.625% due 11/24/25 ~	200,000	199,164
Schlumberger Holdings Corp. 4.000% due 12/21/25 ~	770,000	830,098
Shell International Finance BV (Netherlands)
2.375% due 11/07/29	1,135,000	1,160,425
3.125% due 11/07/49	570,000	588,085
TotalEnergies Capital International SA (France) 2.986% due 06/29/41	1,130,000	1,147,216

		28,741,210

Financial - 13.2%
ABN AMRO Bank NV (Netherlands)
1.542% due 06/16/27 ~	800,000	784,534
2.470% due 12/13/29 ~	400,000	400,324

	Principal Amount	Value
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.450% due 10/29/26	$470,000	$474,125
3.000% due 10/29/28	580,000	588,653
3.300% due 01/30/32	550,000	560,786
4.450% due 10/01/25	1,170,000	1,260,346
AIB Group PLC (Ireland)
4.263% due 04/10/25 ~	600,000	632,170
4.750% due 10/12/23 ~	1,340,000	1,417,834
Air Lease Corp.
1.875% due 08/15/26	1,785,000	1,757,289
2.875% due 01/15/26	610,000	629,781
3.375% due 07/01/25	1,005,000	1,049,510
Alexandria Real Estate Equities, Inc. REIT 3.375% due 08/15/31	1,130,000	1,218,034
American Campus Communities Operating Partnership LP 2.250% due 01/15/29	360,000	356,367
American International Group, Inc.
3.400% due 06/30/30	770,000	833,569
4.375% due 06/30/50	770,000	962,436
American Tower Corp. REIT
1.500% due 01/31/28	755,000	722,860
1.875% due 10/15/30	2,510,000	2,374,843
2.950% due 01/15/51	229,000	217,549
3.100% due 06/15/50	351,000	342,325
Athene Global Funding
0.950% due 01/08/24 ~	772,000	767,701
1.450% due 01/08/26 ~	905,000	889,771
2.500% due 01/14/25 ~	1,418,000	1,455,694
2.500% due 03/24/28 ~	885,000	890,683
Australia & New Zealand Banking Group Ltd. (Australia) 4.400% due 05/19/26 ~	1,140,000	1,249,210
Avolon Holdings Funding Ltd. (Ireland)
2.125% due 02/21/26 ~	305,000	299,635
2.528% due 11/18/27 ~	5,605,000	5,448,541
3.625% due 05/01/22 ~	1,400,000	1,409,131
4.250% due 04/15/26 ~	765,000	811,470
Banco Santander SA (Spain)
1.722% due 09/14/27	200,000	196,474
1.849% due 03/25/26	600,000	597,822
2.749% due 12/03/30	600,000	587,842
Bank of America Corp.
1.197% due 10/24/26	1,385,000	1,358,052
2.572% due 10/20/32	845,000	849,674
2.676% due 06/19/41	2,885,000	2,781,849
3.419% due 12/20/28	1,000,000	1,068,346
3.705% due 04/24/28	3,190,000	3,464,412
4.000% due 01/22/25	3,770,000	4,029,259
Bank of Ireland Group PLC (Ireland) 2.029% due 09/30/27 ~	512,000	503,359
Banque Federative du Credit Mutuel SA (France) 1.604% due 10/04/26 ~	865,000	853,640
Barclays PLC (United Kingdom)
1.007% due 12/10/24	1,341,000	1,331,815
2.894% due 11/24/32	358,000	360,794
3.650% due 03/16/25	750,000	793,066
4.337% due 01/10/28	1,135,000	1,240,009
BNP Paribas SA (France)
1.904% due 09/30/28 ~	550,000	537,316
2.159% due 09/15/29 ~	874,000	857,488
2.588% due 08/12/35 ~	660,000	633,030
BPCE SA (France)
1.652% due 10/06/26 ~	1,670,000	1,648,510
2.277% due 01/20/32 ~	250,000	241,136
Brixmor Operating Partnership LP
2.250% due 04/01/28	400,000	398,525
2.500% due 08/16/31	260,000	254,718
4.125% due 05/15/29	600,000	665,347

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Brookfield Finance, Inc. (Canada) 3.500% due 03/30/51	$1,200,000	$1,261,134
Brown & Brown, Inc. 2.375% due 03/15/31	1,125,000	1,097,174
Camden Property Trust REIT 3.150% due 07/01/29	1,100,000	1,170,959
Capital One Financial Corp.
2.618% due 11/02/32	575,000	574,080
3.800% due 01/31/28	1,130,000	1,231,207
Charles Schwab Corp. 2.000% due 03/20/28	2,000,000	2,027,960
Citigroup, Inc.
2.520% due 11/03/32	225,000	224,982
2.561% due 05/01/32	975,000	981,088
3.520% due 10/27/28	1,140,000	1,223,783
3.668% due 07/24/28	720,000	777,140
3.875% due 03/26/25	3,390,000	3,620,762
3.878% due 01/24/39	915,000	1,042,386
Commonwealth Bank of Australia (Australia) 3.305% due 03/11/41 ~	660,000	674,032
Corporate Office Properties LP
2.000% due 01/15/29	210,000	202,101
2.750% due 04/15/31	655,000	651,950
Credit Agricole SA (France)
1.247% due 01/26/27 ~	817,000	795,390
2.811% due 01/11/41 ~	250,000	239,745
4.375% due 03/17/25 ~	1,125,000	1,209,920
Credit Suisse Group AG (Switzerland)
1.305% due 02/02/27 ~	1,560,000	1,508,773
3.091% due 05/14/32 ~	745,000	758,862
4.282% due 01/09/28 ~	1,135,000	1,232,936
Crown Castle International Corp. REIT 3.100% due 11/15/29	1,135,000	1,186,333
CubeSmart LP REIT 2.000% due 02/15/31	1,345,000	1,297,715
Deutsche Bank AG (Germany)
1.686% due 03/19/26	1,964,000	1,956,214
2.129% due 11/24/26	1,220,000	1,218,481
Digital Realty Trust LP REIT 3.700% due 08/15/27	1,015,000	1,100,800
DNB Bank ASA (Norway) 1.605% due 03/30/28 ~	805,000	786,027
Empower Finance 2020 LP 3.075% due 09/17/51 ~	625,000	633,783
Equinix, Inc. REIT 2.900% due 11/18/26	840,000	870,797
F&G Global Funding 1.750% due 06/30/26 ~	460,000	457,599
Federal Realty Investment Trust REIT 1.250% due 02/15/26	785,000	769,625
Goldman Sachs Group, Inc.
0.673% due 03/08/24	1,729,000	1,721,642
1.431% due 03/09/27	925,000	906,620
1.948% due 10/21/27	485,000	483,087
2.383% due 07/21/32	400,000	394,169
3.691% due 06/05/28	1,785,000	1,923,589
4.017% due 10/31/38	685,000	784,808
4.223% due 05/01/29	1,200,000	1,334,063
4.250% due 10/21/25	3,350,000	3,656,763
Healthcare Trust of America Holdings LP REIT 2.000% due 03/15/31	1,125,000	1,065,834
Healthpeak Properties, Inc. REIT
2.125% due 12/01/28	813,000	814,802
2.875% due 01/15/31	1,130,000	1,176,538
HSBC Holdings PLC (United Kingdom)
1.589% due 05/24/27	1,000,000	978,523
2.013% due 09/22/28	4,175,000	4,090,032
2.206% due 08/17/29	495,000	485,786
4.041% due 03/13/28	750,000	811,281

	Principal Amount	Value
ING Groep NV (Netherlands) 1.726% due 04/01/27	$675,000	$670,750
Intesa Sanpaolo SpA (Italy) 3.250% due 09/23/24 ~	960,000	1,000,030
Kilroy Realty LP 4.250% due 08/15/29	600,000	674,449
Life Storage LP 2.400% due 10/15/31	730,000	718,351
Lloyds Banking Group PLC (United Kingdom) 1.627% due 05/11/27	590,000	581,151
LSEGA Financing PLC (United Kingdom) 2.000% due 04/06/28 ~	1,160,000	1,145,869
Macquarie Group Ltd. (Australia)
1.340% due 01/12/27 ~	1,075,000	1,046,480
2.871% due 01/14/33 ~	600,000	598,677
Mid-America Apartments LP REIT 3.600% due 06/01/27	1,135,000	1,226,193
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.741% due 03/07/29	2,065,000	2,259,292
Mizuho Financial Group, Inc. (Japan) 1.234% due 05/22/27	515,000	499,581
Morgan Stanley
3.217% due 04/22/42	805,000	844,920
4.457% due 04/22/39	855,000	1,027,496
5.000% due 11/24/25	4,640,000	5,199,087
National Retail Properties, Inc. REIT 4.300% due 10/15/28	1,000,000	1,126,474
Natwest Group PLC (United Kingdom)
1.642% due 06/14/27	704,000	694,725
3.875% due 09/12/23	770,000	803,248
4.445% due 05/08/30	915,000	1,028,637
4.800% due 04/05/26	910,000	1,013,161
NatWest Markets PLC (United Kingdom) 1.600% due 09/29/26 ~	1,000,000	984,202
New York Life Insurance Co. 3.750% due 05/15/50 ~	1,140,000	1,300,774
Nordea Bank Abp (Finland) 1.500% due 09/30/26 ~	347,000	341,208
Northwestern Mutual Global Funding 1.700% due 06/01/28 ~	490,000	485,453
Office Properties Income Trust
2.400% due 02/01/27	910,000	881,450
3.450% due 10/15/31	210,000	203,698
Park Aerospace Holdings Ltd. (Ireland) 4.500% due 03/15/23 ~	945,000	975,612
Physicians Realty LP 2.625% due 11/01/31	315,000	314,964
Public Storage
1.950% due 11/09/28	382,000	380,976
2.250% due 11/09/31	320,000	321,977
Realty Income Corp. REIT 1.800% due 03/15/33	705,000	661,731
Sabra Health Care LP 3.200% due 12/01/31	515,000	503,840
Safehold Operating Partnership LP REIT 2.800% due 06/15/31	1,300,000	1,283,981
Santander UK Group Holdings PLC (United Kingdom) 1.673% due 06/14/27	560,000	548,580
Scentre Group Trust 1/Scentre Group Trust 2 REIT (Australia) 3.625% due 01/28/26 ~	1,225,000	1,308,845
Societe Generale SA (France)
1.488% due 12/14/26 ~	1,700,000	1,656,638
1.792% due 06/09/27 ~	455,000	445,503
2.889% due 06/09/32 ~	1,060,000	1,058,232
4.250% due 04/14/25 ~	1,935,000	2,060,802
4.250% due 08/19/26 ~	200,000	215,314

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Standard Chartered PLC (United Kingdom)
1.214% due 03/23/25 ~	$2,520,000	$2,500,382
1.319% due 10/14/23 ~	1,830,000	1,831,829
1.456% due 01/14/27 ~	565,000	547,682
Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.550% due 03/25/26 ~	811,000	805,287
Teachers Insurance & Annuity Association of America 3.300% due 05/15/50 ~	555,000	580,326
UBS Group AG (Switzerland)
1.494% due 08/10/27 ~	250,000	244,009
2.095% due 02/11/32 ~	1,320,000	1,278,782
UDR, Inc. REIT
1.900% due 03/15/33	185,000	170,938
2.100% due 08/01/32	1,130,000	1,077,078
UniCredit SpA (Italy)
1.982% due 06/03/27 ~	540,000	526,356
5.861% due 06/19/32 ~	315,000	345,817
6.572% due 01/14/22 ~	1,330,000	1,331,938
Wells Fargo & Co.
2.393% due 06/02/28	900,000	915,358
3.068% due 04/30/41	413,000	424,397
4.300% due 07/22/27	3,775,000	4,209,000
Welltower, Inc. REIT 2.800% due 06/01/31	1,200,000	1,224,341
Westpac Banking Corp. (Australia) 3.133% due 11/18/41	541,000	537,199
WP Carey, Inc. REIT
2.250% due 04/01/33	325,000	308,452
2.400% due 02/01/31	430,000	423,066

		165,843,517

Industrial - 1.6%
BAE Systems PLC (United Kingdom) 3.400% due 04/15/30 ~	935,000	999,060
Boeing Co.
1.167% due 02/04/23	230,000	230,028
1.433% due 02/04/24	465,000	464,505
1.950% due 02/01/24	565,000	571,698
2.196% due 02/04/26	285,000	285,164
2.700% due 02/01/27	2,115,000	2,152,028
2.750% due 02/01/26	230,000	236,804
3.100% due 05/01/26	2,537,000	2,646,182
CSX Corp. 3.800% due 11/01/46	770,000	869,745
Eaton Corp. 4.150% due 11/02/42	760,000	890,503
GE Capital International Funding Unlimited Co. 4.418% due 11/15/35	649,000	775,556
Graphic Packaging International LLC 1.512% due 04/15/26 ~	594,000	583,904
Kansas City Southern 4.700% due 05/01/48	800,000	1,000,619
L3Harris Technologies, Inc. 1.800% due 01/15/31	460,000	439,606
Masco Corp. 2.000% due 10/01/30	1,125,000	1,081,335
Norfolk Southern Corp. 3.050% due 05/15/50	770,000	786,634
Northrop Grumman Corp. 3.850% due 04/15/45	1,120,000	1,272,547
Otis Worldwide Corp. 3.112% due 02/15/40	750,000	770,948
Penske Truck Leasing Co. LP/PTL Finance Corp. 1.200% due 11/15/25 ~	1,365,000	1,331,209

	Principal Amount	Value
Raytheon Technologies Corp.
2.250% due 07/01/30	$975,000	$973,400
3.750% due 11/01/46	530,000	591,975
Union Pacific Corp. 3.550% due 08/15/39	765,000	849,490

		19,802,940

Technology - 2.0%
Activision Blizzard, Inc. 1.350% due 09/15/30	591,000	545,820
Analog Devices, Inc. 2.800% due 10/01/41	564,000	571,570
Apple, Inc. 3.450% due 02/09/45	1,370,000	1,532,519
Broadcom, Inc.
1.950% due 02/15/28 ~	1,300,000	1,286,385
3.187% due 11/15/36 ~	148,000	147,966
4.150% due 11/15/30	2,727,000	3,026,829
CGI, Inc. (Canada)
1.450% due 09/14/26 ~	515,000	504,147
2.300% due 09/14/31 ~	925,000	892,150
Citrix Systems, Inc. 1.250% due 03/01/26	190,000	185,218
Dell International LLC/EMC Corp. 6.200% due 07/15/30	1,780,000	2,248,545
KLA Corp. 3.300% due 03/01/50	755,000	808,884
Leidos, Inc. 2.300% due 02/15/31	185,000	178,415
Microchip Technology, Inc.
0.972% due 02/15/24	675,000	669,407
0.983% due 09/01/24 ~	900,000	883,991
NXP BV/NXP Funding LLC/NXP USA, Inc. (China)
2.500% due 05/11/31 ~	870,000	873,062
3.250% due 05/11/41 ~	895,000	926,773
Oracle Corp.
2.300% due 03/25/28	710,000	708,161
2.950% due 04/01/30	1,445,000	1,462,682
3.800% due 11/15/37	1,375,000	1,438,173
3.950% due 03/25/51	645,000	670,723
Roper Technologies, Inc. 1.750% due 02/15/31	1,125,000	1,057,756
TSMC Global Ltd. (Taiwan) 1.375% due 09/28/30 ~	1,385,000	1,286,953
VMware, Inc.
1.400% due 08/15/26	1,028,000	1,011,371
4.700% due 05/15/30	915,000	1,066,075
Xilinx, Inc. 2.375% due 06/01/30	1,552,000	1,573,609

		25,557,184

Utilities - 2.0%
Alexander Funding Trust 1.841% due 11/15/23 ~	800,000	803,084
Appalachian Power Co. 4.500% due 03/01/49	490,000	590,419
Atmos Energy Corp.
0.625% due 03/09/23	205,000	204,268
1.500% due 01/15/31	705,000	662,360
Berkshire Hathaway Energy Co. 2.850% due 05/15/51	1,100,000	1,061,321
CenterPoint Energy Resources Corp. 1.750% due 10/01/30	560,000	531,022
Consumers Energy Co. 3.250% due 08/15/46	265,000	281,468
Dominion Energy, Inc. 3.300% due 04/15/41	1,000,000	1,040,611
DTE Electric Co. 3.250% due 04/01/51	500,000	538,980

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Duke Energy Corp.
3.400% due 06/15/29	$1,040,000	$1,104,096
3.750% due 09/01/46	600,000	641,791
Duke Energy Indiana LLC 3.250% due 10/01/49	395,000	410,228
Edison International 5.750% due 06/15/27	255,000	290,946
Emera US Finance LP (Canada) 4.750% due 06/15/46	550,000	649,483
Entergy Arkansas LLC 2.650% due 06/15/51	995,000	927,355
Entergy Louisiana LLC
2.900% due 03/15/51	260,000	255,482
4.000% due 03/15/33	430,000	489,246
Evergy, Inc. 2.900% due 09/15/29	1,160,000	1,188,582
Exelon Generation Co. LLC 3.250% due 06/01/25	2,330,000	2,443,127
FirstEnergy Transmission LLC 4.550% due 04/01/49 ~	525,000	600,846
Fortis, Inc. (Canada) 3.055% due 10/04/26	750,000	781,246
ITC Holdings Corp. 2.950% due 05/14/30 ~	360,000	368,080
Jersey Central Power & Light Co. 4.300% due 01/15/26 ~	530,000	575,271
NRG Energy, Inc.
2.000% due 12/02/25 ~	430,000	433,162
2.450% due 12/02/27 ~	520,000	515,692
OGE Energy Corp. 0.703% due 05/26/23	345,000	343,533
Oklahoma Gas and Electric Co. 0.553% due 05/26/23	415,000	412,398
Pacific Gas and Electric Co.
1.367% due 03/10/23	575,000	571,561
1.700% due 11/15/23	420,000	421,167
2.950% due 03/01/26	300,000	305,425
3.450% due 07/01/25	475,000	493,074
3.750% due 08/15/42	191,000	178,587
4.300% due 03/15/45	325,000	329,354
PacifiCorp 4.150% due 02/15/50	450,000	533,730
Southern California Edison Co.
1.200% due 02/01/26	540,000	529,657
4.125% due 03/01/48	340,000	382,292
Southern Co. Gas Capital Corp. 4.400% due 06/01/43	1,000,000	1,142,731
Southern Power Co. 5.150% due 09/15/41	895,000	1,098,210
WEC Energy Group, Inc. 1.375% due 10/15/27	615,000	593,534

		24,723,419

Total Corporate Bonds & Notes (Cost $414,803,197)		411,561,721

MORTGAGE-BACKED SECURITIES - 29.8%
Collateralized Mortgage Obligations - Commercial - 3.1%
ACRE Commercial Mortgage Ltd. (Cayman)
0.934% (USD LIBOR + 0.830%) due 12/18/37 § ~	2,054,431	2,052,325
1.504% (USD LIBOR + 1.400%) due 12/18/37 § ~	1,198,000	1,196,739
BAMLL RE-Remic Trust 2.267% due 11/26/47 § ~	1,955,000	1,921,916
Bayview Financing Trust
1.845% (USD LIBOR + 1.750%) due 11/10/32 § ~ ±	47,903	47,903
3.152% (USD LIBOR + 3.000%) due 11/10/22 § ~	1,294,226	1,301,683

	Principal Amount	Value
BPR Trust 1.360% (USD LIBOR + 1.250%) due 02/15/29 § ~	$1,790,000	$1,791,451
Commercial Mortgage Trust 2.321% due 01/10/38 § ~	1,600,000	1,557,509
Freddie Mac 1.850% (SOFR + 1.800%) due 07/25/41 § ~	3,853,287	3,787,718
Freddie Mac (IO)
1.195% due 11/25/30 §	18,945,000	1,824,485
1.211% due 10/25/30 §	15,300,000	1,489,818
1.364% due 12/25/29	8,830,000	749,454
Freddie Mac Multifamily WI Certificates Series 1.981% due 02/25/32	3,800,000	3,817,567
FREMF Mortgage Trust
3.576% due 01/25/26 § ~	2,100,000	2,124,796
3.878% due 01/25/50 § ~	2,385,000	2,575,586
4.051% due 04/25/48 § ~	2,000,000	2,104,353
4.155% due 08/25/47 § ~	2,000,000	2,109,264
FRR RE REMIC Trust 0.422% due 10/27/46 ~	2,400,000	2,336,127
MHC Commercial Mortgage Trust 2.211% (USD LIBOR + 2.101%) due 04/15/38 § ~	750,000	750,763
PFP Ltd. (Cayman) 1.508% (USD LIBOR + 1.400%) due 04/14/38 § ~	1,570,922	1,562,157
SLG Office Trust 2.585% due 07/15/41 ~	2,470,000	2,533,885
Wells Fargo Commercial Mortgage Trust 1.260% (USD LIBOR + 1.150%) due 02/15/40 § ~	1,099,916	1,103,453

		38,738,952

Collateralized Mortgage Obligations - Residential - 6.4%
Anchor Mortgage Trust 2.600% due 10/25/26 ~	3,550,000	3,550,387
ANTLR Mortgage Trust 2.115% due 11/25/24 § ~	1,864,000	1,861,137
Cascade MH Asset Trust 2.708% due 02/25/46 ~	1,420,000	1,427,253
CFMT LLC 1.374% due 02/25/31 § ~	3,815,000	3,771,927
CSMC Trust 1.668% due 09/27/60 § ~	3,264,321	3,240,174
3.023% due 08/25/60 § ~	1,977,951	1,990,764
Fannie Mae REMICS 3.500% due 11/25/57	5,456,900	5,716,417
FMC GMSR Issuer Trust
3.620% due 07/25/26 § ~	2,600,000	2,584,436
3.690% due 02/25/24	3,630,000	3,660,518
3.850% due 10/25/26 § ~	2,100,000	2,088,106
4.450% due 01/25/26 § ~	2,700,000	2,711,037
Government National Mortgage Association (IO) 0.610% due 03/20/71 §	57,449,737	2,993,304
Government National Mortgage Association 1.384% (USD LIBOR + 1.280%) due 01/20/71 §	5,855,989	6,188,313
Government National Mortgage Association 1.384% (USD LIBOR + 1.280%) due 02/20/71 §	3,881,295	4,105,411
LHOME Mortgage Trust 2.090% due 09/25/26 § ~	1,000,000	996,472
PRPM LLC
2.115% due 01/25/26 § ~	1,833,684	1,824,021
2.115% due 03/25/26 § ~	1,319,067	1,310,804

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Seasoned Credit Risk Transfer Trust
2.000% due 05/25/60	$6,224,730	$6,202,735
3.000% due 05/25/60	13,399,169	13,963,184
Towd Point Mortgage Trust 2.918% due 11/30/60 § ~	3,515,186	3,533,387
Two 2021 FNTMSR 1 3.580% (USD LIBOR + 3.000%) due 03/25/22 § ~	2,800,000	2,823,800
ZH Trust 2.253% due 02/18/27 ~	1,100,000	1,085,900
Zillow CSPA
2.850% (USD LIBOR + 2.750%) due 07/15/22 § ~ ±	2,431,801	2,431,801

		80,061,288

Fannie Mae - 9.2%
due 12/01/51 #	3,730,000	3,823,613
due 02/01/52 #	38,140,000	38,818,063
0.970% due 07/01/27	5,757,176	5,567,482
1.090% due 04/01/28	2,889,000	2,793,219
1.275% due 04/01/30	3,707,737	3,576,226
1.370% due 03/01/30	3,655,000	3,549,633
1.410% due 12/01/30	10,170,000	9,863,397
1.440% due 01/01/31	1,400,000	1,365,295
1.460% due 12/01/30	5,000,000	4,870,133
1.560% due 01/01/31	2,700,000	2,651,496
1.815% due 01/01/31	1,039,806	1,041,428
1.870% due 05/01/31	6,400,000	6,429,303
2.140% due 12/01/33	2,550,000	2,600,331
2.160% due 12/01/33	3,100,000	3,167,316
2.550% due 10/01/30	905,000	957,606
3.000% due 04/01/48 - 10/01/50	6,081,618	6,262,467
3.500% due 07/01/50 - 03/01/60	5,784,829	6,231,535
3.610% due 01/01/37	2,699,416	3,024,165
4.000% due 10/01/43 - 06/01/47	2,068,853	2,261,578
5.000% due 01/01/59	2,836,536	3,286,059
5.500% due 05/01/58	2,839,431	3,324,164

		115,464,509

Freddie Mac - 0.1%
3.500% due 04/01/37	1,571,610	1,682,653

Government National Mortgage Association - 11.0%
1.881% (UST + 1.735%) due 10/20/71 §	2,503,795	2,712,310
1.976% (UST + 1.840%) due 08/20/71 §	2,346,564	2,553,672
2.500% due 10/20/45 - 10/20/51	11,283,007	11,599,700
2.500% due 08/20/51	88,251,380	90,514,751
2.815% due 07/20/71 §	2,463,552	2,542,909
2.938% due 10/20/70 §	2,365,907	2,440,852
3.000% due 08/20/50 - 10/20/50	3,129,994	3,338,868
3.060% due 09/20/70 §	6,461,575	6,718,437
3.500% due 10/20/50 - 01/20/51	14,318,643	15,463,569

		137,885,068

Total Mortgage-Backed Securities (Cost $377,984,066)		373,832,470

ASSET-BACKED SECURITIES - 10.7%
Ajax Mortgage Loan Trust 2.239% due 06/25/66 § ~	1,695,314	1,684,819
American Homes 4 Rent 5.885% due 04/17/52 ~	2,135,000	2,300,198
AmeriCredit Automobile Receivables Trust 1.210% due 12/18/26	3,060,000	3,021,737
AMSR Trust
2.006% due 11/17/37 ~	2,120,000	2,065,086
2.327% due 10/17/38 ~	1,342,000	1,312,078

	Principal Amount	Value
Aqua Finance Trust 3.970% due 07/17/46 ~	$1,225,000	$1,267,761
Business Jet Securities LLC
2.918% due 04/15/36 ~	3,684,155	3,616,005
2.981% due 11/15/35 ~	2,430,394	2,430,674
4.212% due 07/15/34 ~	746,261	752,304
Cars Net Lease Mortgage Notes 3.100% due 12/15/50 ~	427,850	432,323
Carvana Auto Receivables Trust 3.430% due 01/15/26 ~	2,500,000	2,562,342
CFMT LLC 0.946% due 12/26/30 § ~	1,531,175	1,533,538
Consumer Receivables Asset Investment Trust 3.220% (USD LIBOR + 3.000%) due 03/24/23 § ~	1,740,000	1,739,229
Continental Finance Credit Card ABS Master Trust 2.240% due 12/15/28 ~	2,170,000	2,161,188
Credit Acceptance Auto Loan Trust
1.640% due 06/17/30 ~	3,815,000	3,767,045
2.730% due 11/15/29 ~	2,500,000	2,551,118
Credito Real USA Auto Receivables Trust 1.350% due 02/16/27 ~	836,941	835,454
Crossroads Asset Trust 1.120% due 06/20/25 ~	679,000	675,020
DataBank Issuer 2.060% due 02/27/51 ~	1,300,000	1,278,000
Diamond Resorts Owner Trust 4.530% due 01/21/31 ~	201,649	205,304
Drive Auto Receivables Trust 3.180% due 10/15/26	3,000,000	3,062,334
DT Auto Owner Trust
1.100% due 02/16/27 ~	1,155,000	1,146,422
2.960% due 04/15/25 ~	2,510,000	2,563,364
FHF Trust 1.270% due 03/15/27 ~	358,042	355,906
Finance of America HECM Buyout
0.875% due 02/25/31 § ~	2,005,492	2,005,691
1.588% due 02/25/31 § ~	850,000	841,620
FirstKey Homes Trust 2.389% due 08/17/38 ~	2,500,000	2,446,740
Flagship Credit Auto Trust
0.530% due 04/15/25 ~	463,127	462,680
2.180% due 02/16/27 ~	1,762,000	1,774,879
Freed ABS Trust 0.660% due 03/20/28 ~	1,187,554	1,186,290
Freedom 2021 SAVF 1 4.480% (USD LIBOR + 4.400%) due 03/25/22 § ~	2,800,000	2,822,960
Genesis Sales Finance Master Trust 2.240% due 09/22/25 ~	2,850,000	2,856,717
GLS Auto Receivables Issuer Trust
0.870% due 12/16/24 ~	850,000	850,800
1.140% due 11/17/25 ~	845,000	845,152
1.640% due 10/15/26 ~	425,000	425,435
LendingPoint Asset Securitization Trust 2.731% due 10/15/28 ~	1,000,000	1,006,550
LFT CRE Ltd. (Cayman) 2.060% (USD LIBOR + 1.950%) due 06/15/39 § ~	2,590,000	2,595,926
LL ABS Trust 3.790% due 01/17/28 ~	1,900,000	1,927,490
LP LMS Asset Securitization Trust
1.750% due 01/15/29 ~	2,923,404	2,923,860
3.228% due 10/15/28	1,715,548	1,738,157
Mariner Finance Issuance Trust 2.960% due 07/20/32 ~	2,500,000	2,530,776
Mercury Financial Credit Card Master Trust 1.540% due 03/20/26 ~	1,125,000	1,124,462

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
MVW LLC 1.140% due 01/22/41 ~	$1,243,049	$1,220,867
NRZ Excess Spread-Collateralized Notes
2.981% due 03/25/26 ~	1,718,098	1,704,581
3.104% due 07/25/26 ~	4,042,227	4,034,554
3.228% due 05/25/26 ~	1,963,699	1,951,488
3.844% due 12/25/25 ~	1,560,236	1,568,951
Octane Receivables Trust 2.890% due 03/20/26 ~	2,600,000	2,634,352
OneMain Financial Issuance Trust 3.450% due 09/14/35 ~	675,000	703,285
Oportun Funding LLC 2.200% due 05/15/24 ~	416,343	417,065
Pagaya AI Debt Selection Trust 1.180% due 11/15/27 ~	2,933,064	2,927,057
PRET LLC 2.487% due 10/25/51 § ~	4,361,664	4,373,201
Pretium Mortgage Credit Partners I LLC 2.240% due 09/27/60 § ~	2,565,660	2,545,229
Progress Residential Trust
2.106% due 04/17/38 ~	3,250,000	3,139,652
2.409% due 05/17/38 ~	1,570,000	1,538,210
2.425% due 07/17/38 ~	2,200,000	2,163,254
2.538% due 05/17/26 ~	1,650,000	1,626,552
2.547% due 04/19/38 ~	2,550,000	2,503,028
2.811% due 11/17/40 ~	1,000,000	966,166
Regional Management Issuance Trust
1.680% due 03/17/31 ~	1,217,000	1,202,860
2.420% due 03/17/31 ~	895,000	885,317
3.800% due 10/15/30 ~	2,000,000	2,012,995
Santander Consumer Auto Receivables Trust 1.570% due 01/15/27 ~	1,400,000	1,386,742
SCF Equipment Leasing LLC 1.540% due 10/21/30 ~	2,055,000	2,017,920
Sierra Timeshare Receivables Funding LLC 1.340% due 11/20/37 ~	1,072,293	1,057,478
Towd Point Mortgage Trust 4.000% due 11/25/47 § ~	1,087,269	1,092,272
Tricolor Auto Securitization Trust 1.920% due 05/15/26 ~	815,000	809,321
United Auto Credit Securitization Trust 1.140% due 06/10/26 ~	850,000	844,241
Upstart Securitization Trust 0.870% due 03/20/31 ~	1,388,316	1,383,949
VCAT LLC 2.289% due 12/26/50 § ~	2,890,488	2,888,761
VOLT XCII LLC 1.893% due 02/27/51 § ~	745,752	741,650
VOLT XCIII LLC 1.893% due 02/27/51 § ~	2,705,102	2,686,235
VOLT XCIV LLC 2.240% due 02/27/51 § ~	1,899,402	1,891,144
VOLT XCIX LLC 2.116% due 04/25/51 § ~	1,270,102	1,265,954
VOLT XCVI LLC 2.116% due 03/27/51 § ~	1,571,648	1,565,847
VOLT XCVII LLC 2.240% due 04/25/51 § ~	1,598,168	1,590,190

Total Asset-Backed Securities (Cost $135,935,031)		135,025,802

U.S. TREASURY OBLIGATIONS - 24.5%
U.S. Treasury Bonds - 6.3%
1.125% due 08/15/40	6,945,000	6,066,023
1.375% due 08/15/50	11,770,000	10,314,842
1.625% due 11/15/50	6,885,000	6,416,766

	Principal Amount	Value
1.875% due 02/15/41	$14,025,000	$13,886,394
1.875% due 02/15/51	16,825,000	16,652,806
1.875% due 11/15/51	785,000	778,990
2.000% due 08/15/51	3,915,000	3,992,077
2.250% due 05/15/41	9,362,000	9,838,877
2.250% due 08/15/46	950,000	1,004,848
2.375% due 05/15/51	260,000	287,259
2.875% due 08/15/45	4,210,000	4,944,612
3.875% due 08/15/40	2,000,000	2,636,641
4.250% due 05/15/39	2,000,000	2,742,656

		79,562,791

U.S. Treasury Coupon Strip - 1.1%
1.583% due 05/15/30	15,000,000	13,150,794

U.S. Treasury Notes - 17.1%
0.125% due 10/15/23	43,070,000	42,646,871
0.250% due 09/30/25	72,090,000	69,820,291
0.375% due 01/31/26	115,000	111,285
0.375% due 09/30/27	27,065,000	25,624,000
0.500% due 02/28/26	16,440,000	15,975,698
0.875% due 06/30/26	600,000	590,555
1.250% due 03/31/28	5,485,000	5,437,435
1.250% due 06/30/28	13,400,000	13,266,000
1.750% due 07/31/24	40,250,000	41,155,625
2.500% due 02/28/26	270,000	284,249

		214,912,009

Total U.S. Treasury Obligations (Cost $308,220,215)		307,625,594

FOREIGN GOVERNMENT BONDS & NOTES - 0.6%
Chile Government (Chile) 2.550% due 01/27/32	272,000	272,000
Colombia Government (Colombia)
4.000% due 02/26/24	550,000	568,466
4.500% due 01/28/26	530,000	555,761
5.000% due 06/15/45	490,000	444,062
5.200% due 05/15/49	325,000	299,049
5.625% due 02/26/44	460,000	446,715
Mexico Government (Mexico)
2.659% due 05/24/31	596,000	582,894
3.750% due 01/11/28	730,000	785,316
3.771% due 05/24/61	439,000	405,585
4.125% due 01/21/26	530,000	583,170
4.500% due 01/31/50	450,000	478,125
4.600% due 01/23/46	480,000	515,165
Panama Government (Panama)
3.160% due 01/23/30	480,000	498,005
4.500% due 04/16/50	415,000	458,164
Peruvian Government (Peru) 5.625% due 11/18/50	365,000	514,471
Saudi Government (Saudi Arabia) 2.250% due 02/02/33 ~	338,000	330,331

Total Foreign Government Bonds & Notes (Cost $8,305,335)		7,737,279

MUNICIPAL BONDS - 0.2%
California State Build America Bonds 7.350% due 11/01/39	1,000,000	1,579,927
University of California 3.706% due 05/15/20	675,000	747,635

Total Municipal Bonds (Cost $2,286,247)		2,327,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 4.1%
Mortgage-Backed Securities - 0.7%
MRA Issuance Trust
1.842% (USD LIBOR + 1.750%) due 02/16/22 §	$4,100,000	$4,134,206
2.849% (USD LIBOR + 2.750%) due 02/16/22 § ~	4,100,000	4,131,976

		8,266,182

Repurchase Agreement - 3.4%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $43,237,478; collateralized by U.S. Treasury Inflation Indexed Notes: 0.125 - 0.250% due 07/15/2029 - 01/15/2030 and value $44,102,326)	43,237,478	43,237,478

Total Short-Term Investments (Cost $51,437,478)		51,503,660

TOTAL INVESTMENTS - 102.7% (Cost $1,298,971,569)		1,289,614,088

OTHER ASSETS & LIABILITIES, NET - (2.7%)		(34,311,266)

NET ASSETS - 100.0%		$1,255,302,822

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	32.8%
Mortgage-Backed Securities	29.8%
U.S. Treasury Obligations	24.5%
Asset-Backed Securities	10.7%
Short-Term Investments	4.1%
Others (each less than 3.0%)	0.8%

	102.7%
Other Assets & Liabilities, Net	(2.7%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$411,561,721	$-	$411,561,721	$-
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	38,738,952	-	38,691,049	47,903
	Collateralized Mortgage Obligations - Residential	80,061,288	-	77,629,487	2,431,801
	Fannie Mae	115,464,509	-	115,464,509	-
	Freddie Mac	1,682,653	-	1,682,653	-
	Government National Mortgage Association	137,885,068	-	137,885,068	-

	Total Mortgage-Backed Securities	373,832,470	-	371,352,766	2,479,704

	Asset-Backed Securities	135,025,802	-	135,025,802	-
	U.S. Treasury Obligations	307,625,594	-	307,625,594	-
	Foreign Government Bonds & Notes	7,737,279	-	7,737,279	-
	Municipal Bonds	2,327,562	-	2,327,562	-
	Short-Term Investments	51,503,660	-	51,503,660	-

	Total	$1,289,614,088	$-	$1,287,134,384	$2,479,704

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2021:

Mortgage-Backed Securities
Value, Beginning of Year	$11,268,017
Purchases	4,014,600
Sales (Includes Paydowns)	(11,534,086)
Accrued Discounts (Premiums)	377
Net Realized Gains (Losses)	1,071
Change in Net Unrealized Appreciation (Depreciation)	31,408
Transfers In	-
Transfers Out	(1,301,683)

Value, End of Year	$2,479,704

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$23,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
PREFERRED STOCKS - 1.1%
Communications - 1.1%
AT&T Mobility II LLC Series A 7.000% * ±	1,148,058	$29,927,724

Total Preferred Stocks (Cost $31,052,577)		29,927,724

	Principal Amount
CORPORATE BONDS & NOTES - 39.2%
Basic Materials - 0.4%
Reliance Steel & Aluminum Co. 1.300% due 08/15/25	$5,400,000	5,320,462
Syngenta Finance NV (Switzerland) 4.441% due 04/24/23 ~	4,400,000	4,549,860

		9,870,322

Communications - 1.1%
Charter Communications Operating LLC 3.850% due 04/01/61	7,500,000	7,093,891
Level 3 Financing, Inc. 3.400% due 03/01/27 ~	2,000,000	2,067,410
Lumen Technologies, Inc. 4.000% due 02/15/27 ~	2,600,000	2,641,080
SES SA (Luxembourg) 3.600% due 04/04/23 ~	800,000	823,115
Sprint Corp. 7.875% due 09/15/23	1,200,000	1,323,270
T-Mobile USA, Inc.
2.550% due 02/15/31	8,400,000	8,364,472
3.875% due 04/15/30	3,100,000	3,393,651
Walt Disney Co. 2.650% due 01/13/31	5,100,000	5,311,240

		31,018,129

Consumer, Cyclical - 4.9%
Air Canada Pass-Through Trust (Canada) 3.750% due 06/15/29 ~	1,616,522	1,681,775
Alaska Airlines Pass-Through Trust 4.800% due 02/15/29 ~	5,990,476	6,559,356
American Airlines Pass-Through Trust A
3.250% due 04/15/30	2,314,992	2,208,307
4.000% due 01/15/27	2,321,329	2,245,570
American Airlines Pass-Through Trust AA 3.000% due 04/15/30	3,550,421	3,537,058
Daimler Finance North America LLC (Germany)
2.850% due 01/06/22	2,300,000	2,300,366
3.700% due 05/04/23 ~	6,200,000	6,425,722
Daimler Trucks Finance North America LLC
0.550% (SOFR + 0.500%) due 06/14/23 § ~	7,000,000	7,009,718
0.800% (SOFR + 0.750%) due 12/13/24 § ~	6,650,000	6,657,662
Ford Motor Credit Co. LLC
2.748% due 06/14/24	GBP 3,400,000	4,638,923
3.021% due 03/06/24	EUR 5,400,000	6,425,094
3.375% due 11/13/25	$7,100,000	7,385,669
General Motors Financial Co., Inc. 1.677% (USD LIBOR + 1.550%) due 01/14/22 §	1,100,000	1,100,335
Hyatt Hotels Corp. 1.800% due 10/01/24	7,200,000	7,207,618
Hyundai Capital America
1.650% due 09/17/26 ~	7,200,000	7,064,429
2.100% due 09/15/28 ~	7,200,000	7,000,639

	Principal Amount	Value
JetBlue Pass Through Trust A 4.000% due 05/15/34	$8,224,155	$8,900,825
Marriott International, Inc. 2.125% due 10/03/22	6,300,000	6,357,103
Newell Brands, Inc. 4.350% due 04/01/23	1,121,000	1,156,031
Nissan Motor Acceptance Co. LLC
2.600% due 09/28/22 ~	600,000	606,380
2.650% due 07/13/22 ~	3,000,000	3,026,723
2.750% due 03/09/28 ~	5,900,000	5,862,997
3.875% due 09/21/23 ~	3,400,000	3,538,370
Nissan Motor Co. Ltd. (Japan) 4.810% due 09/17/30 ~	8,900,000	9,964,074
Panasonic Corp. (Japan) 2.536% due 07/19/22 ~	3,500,000	3,528,160
Starbucks Corp. 2.550% due 11/15/30	9,700,000	9,904,261
Toyota Tsusho Corp. (Japan) 3.625% due 09/13/23 ~	900,000	937,672
Volkswagen Group of America Finance LLC (Germany) 4.625% due 11/13/25 ~	1,000,000	1,102,366
Volkswagen Leasing GmbH (Germany) 1.000% due 02/16/23 ~	EUR 1,300,000	1,500,412

		135,833,615

Consumer, Non-Cyclical - 3.9%
AbbVie, Inc. 3.200% due 11/06/22	$4,400,000	4,475,063
Amgen, Inc. 2.600% due 08/19/26	8,100,000	8,452,921
Anthem, Inc.
2.375% due 01/15/25	3,400,000	3,508,305
2.550% due 03/15/31	7,300,000	7,460,822
Bacardi Ltd. (Bermuda) 4.450% due 05/15/25 ~	6,700,000	7,265,958
Bayer US Finance II LLC (Germany)
1.213% (USD LIBOR + 1.010%) due 12/15/23 § ~	700,000	706,097
4.375% due 12/15/28 ~	7,400,000	8,272,740
Block Financial LLC 3.875% due 08/15/30	6,600,000	7,069,390
Constellation Brands, Inc. 3.700% due 12/06/26	4,400,000	4,756,289
CVS Health Corp. 2.125% due 09/15/31	7,000,000	6,862,601
CVS Pass-Through Trust 6.943% due 01/10/30	164,357	194,830
Danone SA (France) 2.589% due 11/02/23 ~	2,300,000	2,359,013
Duke University 2.682% due 10/01/44	9,600,000	9,673,147
General Mills, Inc. 1.132% (USD LIBOR + 1.010%) due 10/17/23 §	1,000,000	1,013,568
HCA, Inc.
4.750% due 05/01/23	100,000	104,773
5.000% due 03/15/24	5,600,000	6,024,879
Imperial Brands Finance PLC (United Kingdom)
3.125% due 07/26/24 ~	9,000,000	9,305,187
3.875% due 07/26/29 ~	3,300,000	3,499,298
Mylan, Inc. 4.200% due 11/29/23	1,500,000	1,572,727
Takeda Pharmaceutical Co. Ltd. (Japan) 2.050% due 03/31/30	2,600,000	2,548,989
Utah Acquisition Sub, Inc. 2.250% due 11/22/24	EUR 4,500,000	5,416,708
Zoetis, Inc. 2.000% due 05/15/30	$7,000,000	6,908,581

		107,451,886

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Energy - 1.1%
Cheniere Corpus Christi Holdings LLC 7.000% due 06/30/24	$1,500,000	$1,660,159
Chevron Corp. 2.236% due 05/11/30	4,000,000	4,050,131
El Paso Natural Gas Co. LLC 8.625% due 01/15/22	4,500,000	4,510,927
Energy Transfer LP 4.250% due 03/15/23	2,700,000	2,775,139
Midwest Connector Capital Co. LLC 3.900% due 04/01/24 ~	4,100,000	4,251,802
MPLX LP 3.500% due 12/01/22	1,400,000	1,429,933
Odebrecht Drilling Norbe VIII Ltd. (Brazil) 7.350% PIK due 12/01/26 ~	2,181,368	1,207,932
Odebrecht Oil & Gas Finance Ltd. (Brazil) 0.000% due 01/31/22 ~	1,012,000	9,740
Plains All American Pipeline LP 3.650% due 06/01/22	4,400,000	4,421,784
Rio Oil Finance Trust (Brazil)
9.250% due 07/06/24 ~	958,097	1,031,780
9.750% due 01/06/27 ~	3,825,456	4,397,324

		29,746,651

Financial - 17.6%
AIB Group PLC (Ireland) 4.750% due 10/12/23 ~	7,400,000	7,829,832
American Campus Communities Operating Partnership LP REIT 2.850% due 02/01/30	5,000,000	5,106,678
American Tower Corp. REIT
3.000% due 06/15/23	900,000	925,695
3.375% due 05/15/24	9,500,000	9,925,024
Aviation Capital Group LLC 4.125% due 08/01/25 ~	6,620,000	6,988,756
Banco Bilbao Vizcaya Argentaria SA (Spain)
0.875% due 09/18/23	2,100,000	2,092,385
1.125% due 09/18/25	3,400,000	3,332,980
Banco Espirito Santo SA (Portugal)
2.625% due 05/08/22 * Y ~	EUR 1,000,000	199,237
4.750% due 01/15/22 * Y ~	5,600,000	1,115,730
Bank of America Corp.
0.412% (EUR LIBOR + 1.000%) due 09/22/26 § ~	6,000,000	6,951,768
1.124% (USD LIBOR + 1.000%) due 04/24/23 §	$4,900,000	4,911,547
1.530% due 12/06/25	7,000,000	7,015,910
Banque Federative du Credit Mutuel SA (France) 3.750% due 07/20/23 ~	7,400,000	7,724,705
Barclays Bank PLC (United Kingdom) 7.625% due 11/21/22	1,659,000	1,750,642
Barclays PLC (United Kingdom)
3.375% due 04/02/25 ~	EUR 900,000	1,099,276
7.750% due 09/15/23	$3,000,000	3,226,860
7.875% due 03/15/22 ~	3,600,000	3,649,500
BNP Paribas SA (France)
1.904% due 09/30/28 ~	9,000,000	8,792,437
4.625% (UST + 3.340%) due 02/25/31 § ~	1,500,000	1,508,250
Boston Properties LP REIT
2.450% due 10/01/33	7,000,000	6,787,746
3.250% due 01/30/31	3,200,000	3,356,587
BPCE SA (France) 4.000% due 09/12/23 ~	4,850,000	5,081,059
Cantor Fitzgerald LP 6.500% due 06/17/22 ~	8,200,000	8,404,270

	Principal Amount	Value
Citigroup, Inc. 2.572% due 06/03/31	$8,100,000	$8,178,888
CPI Property Group SA (Czech Republic) 4.750% due 03/08/23 ~	6,000,000	6,244,182
Credit Suisse AG (Switzerland) 6.500% due 08/08/23 ~	3,200,000	3,451,696
Credit Suisse Group AG (Switzerland)
1.441% (USD LIBOR + 1.240%) due 06/12/24 § ~	6,200,000	6,267,951
3.869% due 01/12/29 ~	9,100,000	9,748,861
7.125% due 07/29/22 ~	500,000	512,745
Crown Castle International Corp. REIT 3.700% due 06/15/26	2,277,000	2,442,818
CubeSmart LP REIT 2.500% due 02/15/32	7,000,000	6,977,209
Deutsche Bank AG (Germany)
1.345% (USD LIBOR + 1.190%) due 11/16/22 §	5,800,000	5,836,733
1.750% due 01/17/28 ~	EUR 6,300,000	7,507,907
2.625% due 12/16/24 ~	GBP 5,000,000	6,908,340
3.300% due 11/16/22	$9,400,000	9,596,806
3.961% due 11/26/25	13,500,000	14,265,347
Digital Realty Trust LP REIT 3.600% due 07/01/29	4,500,000	4,875,513
EPR Properties REIT 4.500% due 04/01/25	2,200,000	2,344,198
Essex Portfolio LP REIT 3.375% due 04/15/26	5,200,000	5,521,742
GA Global Funding Trust 1.250% due 12/08/23 ~	7,000,000	6,998,979
GLP Capital LP REIT 4.000% due 01/15/30	1,800,000	1,907,066
Goldman Sachs Group, Inc. 1.217% due 12/06/23	7,000,000	7,019,327
Hana Bank (South Korea) 3.375% due 01/30/22 ~	5,000,000	5,009,622
Host Hotels & Resorts LP REIT
3.875% due 04/01/24	700,000	732,005
4.000% due 06/15/25	1,350,000	1,432,674
ING Groep NV (Netherlands) 1.400% (UST + 1.100%) due 07/01/26 § ~	8,200,000	8,119,962
Intercontinental Exchange, Inc. 2.100% due 06/15/30	7,100,000	7,063,449
Intesa Sanpaolo SpA (Italy) 3.250% due 09/23/24 ~	7,300,000	7,604,396
JPMorgan Chase & Co.
1.578% due 04/22/27	7,000,000	6,921,143
2.182% due 06/01/28	9,600,000	9,685,346
Jyske Realkredit AS (Denmark) 1.500% due 10/01/53	DKK 2,600,000	389,977
Kilroy Realty LP REIT
3.450% due 12/15/24	$2,200,000	2,305,619
4.375% due 10/01/25	2,600,000	2,834,071
Life Storage LP REIT
2.400% due 10/15/31	7,000,000	6,888,302
3.875% due 12/15/27	2,600,000	2,854,581
Lloyds Banking Group PLC (United Kingdom)
3.500% due 04/01/26 ~	EUR 3,300,000	4,152,677
4.450% due 05/08/25	$4,500,000	4,891,685
4.947% due 06/27/25 ~	EUR 300,000	372,981
Manulife Financial Corp. (Canada) 4.150% due 03/04/26	$500,000	547,834
Mid-America Apartments LP REIT 4.200% due 06/15/28	3,000,000	3,382,850
Mitsubishi HC Capital, Inc. (Japan) 3.406% due 02/28/22 ~	1,800,000	1,803,276
Mitsubishi UFJ Financial Group, Inc. (Japan) 1.412% due 07/17/25	10,600,000	10,550,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Mizuho Financial Group, Inc. (Japan)
2.201% due 07/10/31	$8,700,000	$8,515,920
2.555% due 09/13/25	8,600,000	8,834,608
MPT Operating Partnership LP REIT 3.692% due 06/05/28	GBP 1,300,000	1,841,326
National Retail Properties, Inc. REIT 3.500% due 10/15/27	$5,600,000	5,999,101
Natwest Group PLC (United Kingdom) 2.000% (EUR LIBOR + 1.737%) due 03/04/25 § ~	EUR 4,600,000	5,445,880
Nomura Holdings, Inc. (Japan) 2.679% due 07/16/30	$6,700,000	6,677,045
Nykredit Realkredit AS (Denmark) 1.500% due 10/01/53 ~	DKK 43,400,000	6,456,625
Omega Healthcare Investors, Inc. REIT
4.375% due 08/01/23	$453,000	472,891
4.750% due 01/15/28	590,000	651,780
Public Storage REIT 3.094% due 09/15/27	1,900,000	2,041,565
Regency Centers LP REIT 4.125% due 03/15/28	3,500,000	3,910,110
Scentre Group Trust REIT (Australia) 3.625% due 01/28/26 ~	9,700,000	10,363,914
Service Properties Trust REIT 4.950% due 10/01/29	7,200,000	6,850,440
Simon Property Group LP REIT 2.750% due 06/01/23	5,000,000	5,112,461
SL Green Realty Corp. REIT 4.500% due 12/01/22	2,400,000	2,451,833
Societe Generale SA (France) 4.250% due 09/14/23 ~	7,700,000	8,102,693
Spirit Realty LP REIT 3.200% due 01/15/27	8,100,000	8,479,307
Standard Chartered PLC (United Kingdom)
0.980% (SOFR + 0.930%) due 11/23/25 § ~	7,000,000	7,005,031
1.456% (UST + 1.000%) due 01/14/27 § ~	7,300,000	7,076,239
State Bank of India (India) 4.000% due 01/24/22 ~	3,900,000	3,906,357
STORE Capital Corp. REIT 4.500% due 03/15/28	7,600,000	8,412,125
Sumitomo Mitsui Financial Group, Inc. (Japan) 1.902% due 09/17/28	8,500,000	8,339,489
Synchrony Financial 5.150% due 03/19/29	4,700,000	5,406,303
Tesco Property Finance 4 PLC (United Kingdom)
5.661% due 10/13/41 ~	GBP 97,590	171,488
5.801% due 10/13/40 ~	190,652	334,854
UBS Group AG (Switzerland) 4.125% due 04/15/26 ~	$7,100,000	7,755,444
UniCredit SpA (Italy) 7.830% due 12/04/23 ~	11,800,000	13,162,065
Virgin Money UK PLC (United Kingdom) 4.000% due 09/03/27 ~	GBP 500,000	727,834
Wells Fargo & Co.
2.393% due 06/02/28	$8,100,000	8,238,219
3.550% due 09/29/25	9,200,000	9,812,059

		484,480,655

Industrial - 3.3%
AP Moller - Maersk AS (Denmark) 4.500% due 06/20/29 ~	8,600,000	9,796,168
Arrow Electronics, Inc.
3.250% due 09/08/24	2,800,000	2,924,170
3.500% due 04/01/22	4,600,000	4,609,347
Boeing Co. 1.433% due 02/04/24	7,500,000	7,492,023

	Principal Amount	Value
Central Japan Railway Co. (Japan) 2.800% due 02/23/22 ~	$2,200,000	$2,196,999
Flex Ltd. 4.875% due 05/12/30	9,500,000	10,844,843
Fortune Brands Home & Security, Inc. 3.250% due 09/15/29	8,200,000	8,677,555
GATX Corp. 4.000% due 06/30/30	9,700,000	10,813,613
GE Capital International Funding Unlimited Co. 4.418% due 11/15/35	4,159,000	4,970,012
Kansas City Southern 3.125% due 06/01/26	9,800,000	10,282,358
Komatsu Finance America, Inc. 2.437% due 09/11/22 ~	5,660,000	5,719,006
Penske Truck Leasing Co. LP 4.875% due 07/11/22 ~	3,000,000	3,065,561
SMBC Aviation Capital Finance DAC (Ireland)
3.000% due 07/15/22 ~	3,800,000	3,839,590
4.125% due 07/15/23 ~	1,800,000	1,876,139
Spirit AeroSystems, Inc. 3.950% due 06/15/23	5,000,000	5,039,450

		92,146,834

Technology - 2.7%
Amdocs Ltd. 2.538% due 06/15/30	6,100,000	6,052,577
Broadcom, Inc.
3.137% due 11/15/35 ~	7,388,000	7,439,971
3.187% due 11/15/36 ~	2,900,000	2,899,328
3.469% due 04/15/34 ~	3,639,000	3,813,654
3.500% due 02/15/41 ~	9,000,000	9,253,515
CGI, Inc. (Canada) 1.450% due 09/14/26 ~	7,000,000	6,852,486
Dell International LLC
5.850% due 07/15/25	9,200,000	10,436,249
6.100% due 07/15/27	2,400,000	2,864,930
Micron Technology, Inc. 4.975% due 02/06/26	4,000,000	4,453,200
NetApp, Inc. 3.250% due 12/15/22	2,400,000	2,436,542
NXP BV (China)
3.875% due 06/18/26 ~	4,000,000	4,321,405
4.875% due 03/01/24 ~	5,900,000	6,340,938
Seagate HDD Cayman 4.091% due 06/01/29	1,000,000	1,036,820
VMware, Inc. 2.950% due 08/21/22	6,200,000	6,273,686

		74,475,301

Utilities - 4.2%
Alabama Power Co. 1.450% due 09/15/30	3,900,000	3,649,217
CenterPoint Energy Resources Corp. 0.673% (USD LIBOR + 0.500%) due 03/02/23 §	7,300,000	7,285,030
DTE Electric Co. 4.050% due 05/15/48	100,000	119,241
Enel Finance International NV (Italy) 2.250% due 07/12/31 ~	7,500,000	7,262,338
Engie SA (France) 2.875% due 10/10/22 ~	4,600,000	4,672,167
Entergy Corp. 4.000% due 07/15/22	1,900,000	1,923,320
Evergy, Inc. 2.450% due 09/15/24	8,800,000	9,030,853
New York State Electric & Gas Corp. 2.150% due 10/01/31 ~	7,200,000	7,053,868
NextEra Energy Capital Holdings, Inc. 2.250% due 06/01/30	9,600,000	9,553,388

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Oncor Electric Delivery Co. LLC 7.000% due 09/01/22	$2,400,000	$2,499,926
Pacific Gas and Electric Co.
1.367% due 03/10/23	7,300,000	7,256,344
1.700% due 11/15/23	7,000,000	7,019,450
3.150% due 01/01/26	3,300,000	3,376,283
3.300% due 12/01/27	400,000	406,883
3.400% due 08/15/24	5,300,000	5,484,472
3.500% due 06/15/25	2,400,000	2,493,951
4.250% due 08/01/23	2,600,000	2,692,586
4.550% due 07/01/30	1,500,000	1,623,341
Pennsylvania Electric Co. 3.600% due 06/01/29 ~	4,300,000	4,584,676
Public Service Co. of Colorado 1.900% due 01/15/31	6,300,000	6,128,833
SGSP Australia Assets Pty Ltd. (Australia) 3.300% due 04/09/23 ~	1,200,000	1,233,854
Southern California Edison Co. 2.500% due 06/01/31	7,000,000	7,034,109
Southern Co. 3.250% due 07/01/26	5,700,000	6,036,261
WEC Energy Group, Inc. 1.800% due 10/15/30	8,400,000	7,940,325

		116,360,716

Total Corporate Bonds & Notes (Cost $1,065,758,668)		1,081,384,109

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%
Financial - 0.0%
CBL & Associates HoldCo II LLC REIT 7.000% due 11/15/28	123,225	235,654

Total Convertible Corporate Bonds & Notes (Cost $123,225)		235,654

SENIOR LOAN NOTES - 0.1%
Communications - 0.0%
Audacy Capital Corp. Term B2 2.610% (USD LIBOR + 2.500%) due 11/17/24 §	701,533	694,255

Industrial - 0.1%
Cornerstone Building Brands, Inc. Term B 3.750% (USD LIBOR + 3.250%) due 04/12/28 §	3,860,825	3,863,721

Total Senior Loan Notes (Cost $4,547,480)		4,557,976

MORTGAGE-BACKED SECURITIES - 25.3%
Collateralized Mortgage Obligations - Commercial - 4.8%
1211 Avenue of the Americas Trust 3.901% due 08/10/35 ~	9,600,000	10,207,865
Arbor Multifamily Mortgage Securities Trust 2.756% due 05/15/53 ~	4,900,000	5,105,920
Ashford Hospitality Trust 1.110% (USD LIBOR + 1.000%) due 06/15/35 § ~	7,400,000	7,412,851
BAMLL Commercial Mortgage Securities Trust 1.160% (USD LIBOR + 1.050%) due 09/15/38 § ~	7,000,000	7,009,094

	Principal Amount	Value
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	$5,508,284	$5,681,714
Citigroup Commercial Mortgage Trust
2.984% due 11/15/49	7,703,266	7,949,001
3.778% due 09/10/58	5,900,000	6,323,195
DBGS Mortgage Trust 3.843% due 04/10/37 ~	8,700,000	9,596,062
DOLP Trust 2.956% due 05/10/41 ~	7,000,000	7,337,175
Extended Stay America Trust 1.190% (USD LIBOR + 1.080%) due 07/15/38 § ~	6,963,772	6,983,788
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 1.199% due 08/25/22 §	19,076,777	104,232
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	6,839,498
JP Morgan Chase Commercial Mortgage Securities Trust 2.450% (USD LIBOR + 1.450%) due 12/15/31 § ~	7,312,000	7,256,097
Manhattan West 2020-1MW Mortgage Trust 2.130% due 09/10/39 ~	8,600,000	8,584,459
MF1 Multifamily Housing Mortgage Loan Trust 1.015% (SOFR + 0.964%) due 07/15/36 § ~	6,971,767	6,976,222
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	3,890,010	4,005,334
Morgan Stanley Capital I Trust 2.428% due 04/05/42 § ~	4,900,000	4,932,575
NYO Commercial Mortgage Trust 1.205% (USD LIBOR + 1.095%) due 11/15/38 § ~	7,000,000	6,979,341
STWD Mortgage Trust 0.968% (USD LIBOR + 0.858%) due 11/15/36 § ~	7,100,000	7,086,904
Wells Fargo Commercial Mortgage Trust 3.809% due 12/15/48	4,837,000	5,203,803

		131,575,130

Collateralized Mortgage Obligations - Residential - 8.0%
Alternative Loan Trust
0.442% (USD LIBOR + 0.340%) due 07/25/46 §	8,428	8,466
0.722% (USD LIBOR + 0.620%) due 10/25/35 §	17,014	14,613
Alternative Loan Trust (IO) 4.898% (5.000% - USD LIBOR) due 05/25/35 §	912,717	117,660
Angel Oak Mortgage Trust 3.628% due 03/25/49 § ~	781,634	785,396
Banc of America Funding Trust
0.512% due 08/25/47 § ~	3,629,933	3,132,654
2.603% due 02/20/36 §	339,503	342,119
Banc of America Mortgage Trust 6.000% due 05/25/37	2,152,602	2,017,888
BCAP LLC Trust
4.769% due 03/26/37 § ~	207,804	215,066
5.250% due 02/26/36 § ~	992,096	590,378
Bear Stearns Adjustable Rate Mortgage Trust 2.504% due 08/25/33 §	540,616	544,462
Bear Stearns ALT-A Trust 2.564% due 01/25/36 §	1,252,116	1,257,581
Bear Stearns Structured Products, Inc. Trust
2.511% due 12/26/46 §	464,584	415,857
2.697% due 01/26/36 §	546,551	469,506

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
CHL Mortgage Pass-Through Trust
0.742% (USD LIBOR + 0.640%) due 03/25/35 §	$475,097	$467,886
2.674% due 05/20/34 §	365,709	376,855
3.008% due 08/25/34 §	16,034	16,361
6.500% due 10/25/37	864,000	568,266
Citigroup Mortgage Loan Trust
2.768% due 08/25/35 §	84,985	72,866
3.029% due 08/25/36 §	530,063	508,532
Credit Suisse First Boston Mortgage Securities Corp. 0.593% due 03/25/32 § ~	108,775	104,629
DSLA Mortgage Loan Trust 2.487% due 07/19/44 §	367,809	363,760
Fannie Mae
0.147% (USD LIBOR + 0.060%) due 07/25/37 §	65,767	64,619
0.504% (USD LIBOR + 0.400%) due 04/18/28 §	22,754	22,790
0.554% (USD LIBOR + 0.450%) due 10/18/30 §	195	196
5.489% due 10/25/42 §	393,180	440,820
Fannie Mae (IO) 6.598% (6.700% - USD LIBOR) due 10/25/35 §	1,994	333
Finsbury Square PLC (United Kingdom) 1.349% (SONIA + 1.300%) due 06/16/70 § ~	GBP 4,378,252	5,968,869
First Horizon Alternative Mortgage Securities Trust
2.078% due 06/25/34 §	$1,589,603	1,631,362
2.918% due 03/25/35 §	430,892	329,697
Freddie Mac
0.436% (USD LIBOR + 0.350%) due 08/15/40 - 10/15/40 §	6,394,276	6,423,509
0.460% (USD LIBOR + 0.350%) due 12/15/29 §	5,569	5,579
7.500% due 01/15/23 - 09/20/26	76,049	81,070
Freddie Mac Structured Pass-Through Certificates
1.282% (US FED + 1.200%) due 10/25/44 §	625,663	641,323
1.482% (US FED + 1.400%) due 07/25/44 §	3,114,523	3,207,297
Government National Mortgage Association
0.581% (USD LIBOR + 0.500%) due 04/20/64 §	2,974,628	2,980,577
0.631% (USD LIBOR + 0.550%) due 05/20/65 §	1,175,018	1,181,083
0.681% (USD LIBOR + 0.600%) due 07/20/65 - 08/20/65 §	7,478,475	7,528,468
0.831% (USD LIBOR + 0.750%) due 01/20/66 §	5,209,487	5,269,098
1.029% (USD LIBOR + 0.750%) due 04/20/67 §	5,794,418	5,840,775
Great Hall Mortgages No 1 PLC (United Kingdom) 0.344% (USD LIBOR + 0.130%) due 06/18/39 § ~	2,686,275	2,648,651
GreenPoint Mortgage Funding Trust 0.642% (USD LIBOR + 0.540%) due 11/25/45 §	34,182	31,321
HarborView Mortgage Loan Trust 0.262% (0.320% - USD LIBOR) due 05/25/38 §	836,067	757,413
Hawksmoor Mortgages (United Kingdom) 1.100% (SONIA + 1.050%) due 05/25/53 § ~	GBP 23,948,629	32,509,088
Impac CMB Trust 0.642% (USD LIBOR + 0.270%) due 05/25/35 §	$34,073	33,619

	Principal Amount	Value
IndyMac ARM Trust 1.544% due 01/25/32 §	$7,391	$7,467
JP Morgan Alternative Loan Trust
0.462% (USD LIBOR + 0.360%) due 05/25/36 §	2,176,846	2,172,322
6.000% due 12/27/36 ~	967,329	697,083
JP Morgan Mortgage Trust
0.402% (USD LIBOR + 0.300%) due 10/25/35 §	1,326,522	1,099,787
3.253% due 12/26/37 § ~	3,819,587	3,563,995
Legacy Mortgage Asset Trust 2.882% due 10/25/59 § ~	6,641,818	6,668,431
Lehman Mortgage Trust 5.750% due 02/25/37	5,856,124	5,011,402
MASTR Adjustable Rate Mortgages Trust 2.620% due 04/21/34 §	9,675	9,864
MASTR Alternative Loan Trust 0.502% (USD LIBOR + 0.400%) due 03/25/36 §	693,029	49,811
Merrill Lynch Mortgage Investors Trust 3.008% due 06/25/35 §	18,035	18,463
Metlife Securitization Trust 3.750% due 03/25/57 § ~	5,812,898	6,005,401
New Residential Mortgage Loan Trust 3.500% due 12/25/57 § ~	5,570,971	5,698,668
OBX Trust 0.752% (USD LIBOR + 0.650%) due 06/25/57 § ~	5,660,923	5,672,060
PHH Alternative Mortgage Trust 0.422% (USD LIBOR + 0.320%) due 02/25/37 §	8,184,894	6,342,312
RBSSP Resecuritization Trust 6.250% due 12/26/36 § ~	634,979	321,404
Reperforming Loan REMIC Trust 0.442% (USD LIBOR + 0.340%) due 06/25/35 § ~	1,225,680	1,189,131
Residential Asset Securitization Trust (IO) 4.848% (4.950% - USD LIBOR) due 11/25/35 §	1,892,889	369,681
Resloc UK PLC (United Kingdom) 0.147% (EUR LIBOR + 0.160%) due 12/15/43 § ~	EUR 2,112,201	2,328,596
RFMSI Trust 2.967% due 09/25/35 §	$388,338	281,885
Ripon Mortgages PLC (United Kingdom) 0.914% (GBP LIBOR + 0.800%) due 08/20/56 § ~	GBP 7,739,744	10,482,740
Sequoia Mortgage Trust 0.804% (USD LIBOR + 0.700%) due 07/20/33 §	$406,521	408,377
Structured Adjustable Rate Mortgage Loan Trust 2.944% due 01/25/35 §	79,452	80,681
Structured Asset Mortgage Investments II Trust
0.522% (USD LIBOR + 0.420%) due 05/25/36 §	562,996	497,830
0.562% (USD LIBOR + 0.460%) due 02/25/36 §	1,054,429	1,019,051
0.604% (USD LIBOR + 0.500%) due 07/19/35 §	87,760	85,550
0.662% (USD LIBOR + 0.560%) due 02/25/36 §	640,903	617,231
Structured Asset Mortgage Investments Trust 0.764% (USD LIBOR + 0.660%) due 09/19/32 §	22,578	22,596
Structured Asset Securities Corp. Trust 5.750% due 04/25/35	2,511,348	1,975,589

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Suntrust Alternative Loan Trust (IO) 4.998% (5.100% - USD LIBOR) due 12/25/35 §	$2,762,406	$326,705
Towd Point Mortgage Funding (United Kingdom) 0.950% (SONIA + 0.900%) due 07/20/45 § ~	GBP 23,726,682	32,189,211
Towd Point Mortgage Funding PLC (United Kingdom) 1.236% (GBP LIBOR + 1.025%) due 10/20/51 §	11,857,758	16,169,352
UWM Mortgage Trust
2.500% due 11/25/51 § ~	$6,927,756	6,925,754
2.500% due 12/25/51 § ~	6,967,459	6,965,097
Wachovia Mortgage Loan Trust LLC Trust 2.254% due 05/20/36 §	430,622	446,796
WaMu Mortgage Pass-Through Certificates Trust
0.642% (USD LIBOR + 0.540%) due 12/25/45 §	23,884	24,467
0.682% (USD LIBOR + 0.580%) due 10/25/45 §	23,406	23,478
2.821% due 01/25/36 §	396,138	409,241
Washington Mutual Mortgage Pass-Through Certificates Trust
0.912% (US FED + 0.830%) due 11/25/46 §	1,041,031	958,557
6.000% due 07/25/36	1,437,241	1,348,198
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
4.748% (4.850% - USD LIBOR) due 11/25/35 §	7,975,772	989,545
4.848% (4.950% - USD LIBOR) due 11/25/35 §	2,206,269	361,433
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 2.100% due 02/25/33 §	2,898	2,929

		219,826,529

Fannie Mae - 11.6%
due 02/01/37 #	54,000,000	55,203,412
due 02/01/52 #	165,100,000	164,236,601
due 03/01/52 #	38,400,000	39,767,908
1.283% (US FED + 1.200%) due 08/01/42 - 10/01/44 §	489,437	500,081
1.488% (US FED + 1.250%) due 03/01/33 §	106,791	109,657
1.498% (USD LIBOR + 1.373%) due 09/01/35 §	90,190	90,993
1.499% (USD LIBOR + 1.249%) due 07/01/35 §	191,688	197,357
1.538% (USD LIBOR + 1.413%) due 07/01/33 §	8,102	8,147
1.562% (USD LIBOR + 1.312%) due 12/01/34 §	552,227	572,085
1.624% (USD LIBOR + 1.373%) due 08/01/35 §	140,174	140,562
1.663% (USD LIBOR + 1.538%) due 01/01/36 §	5,770	5,788
1.668% (USD LIBOR + 1.418%) due 12/01/34 §	2,517	2,529
1.675% (USD LIBOR + 1.550%) due 09/01/33 §	11,046	11,464
1.730% (USD LIBOR + 1.605%) due 08/01/36 §	18,314	18,436
1.762% (USD LIBOR + 1.455%) due 04/01/35 §	127,853	128,359
1.820% (UST + 1.695%) due 02/01/33 §	151,156	152,529
2.000% due 01/01/52	26,900,000	26,819,220

	Principal Amount	Value
2.020% (UST + 1.895%) due 03/01/34 §	$5,378	$5,423
2.025% (USD LIBOR + 1.775%) due 11/01/34 §	2,990	3,001
2.050% (UST + 1.925%) due 02/01/33 §	2,108	2,116
2.079% (USD LIBOR + 1.704%) due 03/01/33 §	2,848	2,864
2.090% (USD LIBOR + 1.840%) due 09/01/35 §	16,344	16,427
2.150% (UST + 2.025%) due 01/01/34 §	4,475	4,752
2.180% (UST + 2.055%) due 04/01/34 §	45,451	45,601
2.190% (UST + 2.190%) due 12/01/22 §	485	485
2.220% (UST + 2.095%) due 04/01/27 §	2,063	2,071
2.231% (UST + 2.106%) due 01/01/23 §	2,751	2,764
2.310% due 08/01/22	1,143,256	1,146,495
2.375% (USD LIBOR + 2.250%) due 06/01/34 §	1,857	1,872
2.423% (UST + 2.360%) due 11/01/34 §	1,010,578	1,072,572
2.961% (US FED + 1.250%) due 05/01/36 §	12,003	12,882
3.000% due 04/01/27 - 08/01/49	2,127,212	2,244,361
3.500% due 05/01/33 - 05/01/35	10,633,205	11,188,948
3.633% (US FED + 1.250%) due 05/01/36 §	9,086	9,407
3.665% (US FED + 1.250%) due 05/01/36 §	377,155	412,222
4.000% due 04/01/24 - 02/01/48	3,626,763	3,864,361
4.500% due 06/01/23 - 10/01/42	578,797	626,894
4.944% (US FED + 1.732%) due 09/01/34 §	39,622	42,018
5.000% due 05/01/25 - 02/01/44	2,067,802	2,287,884
5.500% due 04/01/22 - 09/01/41	5,769,650	6,231,536
6.000% due 02/01/24 - 09/01/39	2,329,656	2,618,265
6.500% due 09/01/28 - 09/01/37	275,915	308,615
7.500% due 01/01/33	10,018	11,420
8.000% due 05/01/30	2,180	2,227
8.500% due 07/01/32	374	375

		320,132,986

Freddie Mac - 0.6%
1.595% (USD LIBOR + 1.345%) due 09/01/35 §	90,964	94,496
2.250% (UST + 2.250%) due 07/01/32 §	6,950	6,983
2.262% (UST + 2.137%) due 01/01/28 §	3,889	3,905
2.374% (UST + 2.249%) due 03/01/32 §	27,405	27,494
2.375% (UST + 2.250%) due 05/01/23 - 05/01/32 §	2,587	2,594
3.500% due 08/01/27 - 06/01/48	8,266,823	8,726,400
4.000% due 11/01/33 - 04/01/48	2,576,591	2,732,555
5.500% due 03/01/23 - 05/01/40	2,728,363	3,111,170
6.000% due 05/01/22 - 04/01/33	991,891	1,090,419
7.000% due 10/01/37	15,174	17,716

		15,813,732

Government National Mortgage Association - 0.3%
due 01/01/52 #	3,000,000	3,375,659
1.625% (UST + 1.500%) due 07/20/23 - 09/20/32 §	118,306	121,354
1.875% (UST + 1.500%) due 05/20/22 - 06/20/32 §	255,169	260,565

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.000% (UST + 1.500%) due 01/20/23 - 03/20/33 §	$207,724	$212,998
2.125% (UST + 2.000%) due 09/20/22 - 07/20/24 §	12,292	12,338
2.125% (UST + 1.500%) due 10/20/23 - 12/20/32 §	162,989	166,281
2.500% (UST + 1.500%) due 11/20/24 - 02/20/25 §	8,371	8,454
2.500% (UST + 2.000%) due 03/20/29 §	21,575	21,817
2.625% (UST + 2.000%) due 11/20/24 §	23,022	23,107
4.000% due 03/15/44 - 09/15/49	1,409,821	1,502,661
5.000% due 05/15/33 - 07/20/49	3,402,131	3,707,134
6.000% due 06/15/38 - 09/15/38	7,068	7,899
7.500% due 07/15/31 - 12/15/31	16,437	19,108
8.000% due 12/15/29 - 08/15/32	139,005	148,583
8.500% due 09/15/29 - 12/15/30	150,104	152,800

		9,740,758

Total Mortgage-Backed Securities (Cost $686,235,851)		697,089,135

ASSET-BACKED SECURITIES - 13.9%
A10 Bridge Asset Financing LLC 2.021% due 08/15/40 ~	3,240,061	3,245,490
ABFC Trust 0.927% (USD LIBOR + 0.825%) due 07/25/35 §	5,548,724	5,632,626
Apres Static CLO Ltd. (Cayman) 1.194% (USD LIBOR + 1.070%) due 10/15/28 § ~	5,646,553	5,649,283
Ares XL CLO Ltd. (Cayman) 0.990% (USD LIBOR + 0.870%) due 01/15/29 § ~	7,000,000	6,989,884
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 0.862% (USD LIBOR + 0.760%) due 02/25/36 §	1,724,135	1,599,901
Asset-Backed Securities Corp. Home Equity Loan Trust 1.122% (USD LIBOR + 1.020%) due 07/25/35 §	2,000,000	2,001,225
Bear Stearns Asset-Backed Securities Trust 2.202% (USD LIBOR + 2.100%) due 03/25/35 §	317,963	319,089
Benefit Street Partners CLO XVI Ltd. (Cayman) 1.152% (USD LIBOR + 1.030%) due 01/17/32 § ~	7,000,000	7,007,813
Benefit Street Partners CLO XVII Ltd. (Cayman) 1.204% (USD LIBOR + 1.080%) due 07/15/32 § ~	7,000,000	6,994,827
BSPDF Issuer Ltd. (Cayman) 1.310% (USD LIBOR + 1.200%) due 10/15/36 § ~	7,000,000	6,998,530
Catamaran CLO Ltd. (Cayman) 1.228% (USD LIBOR + 1.100%) due 04/22/30 § ~	8,954,068	8,920,036
CIT Mortgage Loan Trust 1.453% (USD LIBOR + 1.350%) due 10/25/37 § ~	1,411,965	1,419,485
Citigroup Mortgage Loan Trust
0.242% (USD LIBOR + 0.140%) due 12/25/36 §	748,251	746,924
0.252% (USD LIBOR + 0.150%) due 12/25/36 §	9,568,110	4,875,539
0.262% (USD LIBOR + 0.160%) due 12/25/36 § ~	2,104,826	1,410,362

	Principal Amount	Value
CLNC Ltd. (Cayman) 1.415% (SOFR + 1.364%) due 08/20/35 § ~	$8,499,999	$8,526,927
Countrywide Asset-Backed Certificates
0.242% (USD LIBOR + 0.140%) due 06/25/47 §	5,354,348	5,155,202
0.252% (USD LIBOR + 0.150%) due 05/25/37 §	31,801	31,821
0.332% (USD LIBOR + 0.230%) due 10/25/47 §	507,309	503,817
0.442% (USD LIBOR + 0.340%) due 09/25/36 §	5,711,041	5,702,358
1.002% (USD LIBOR + 0.900%) due 03/25/47 § ~	1,552,401	1,387,879
CVC Cordatus Loan Fund XI DAC (Ireland) 0.650% (EUR LIBOR + 0.650%) due 10/15/31 § ~	EUR 6,100,000	6,921,989
CWABS Asset-Backed Certificates Trust 0.242% (USD LIBOR + 0.140%) due 03/25/37 §	$2,748,089	2,669,538
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30	7,352	7,350
Dryden 52 Euro CLO DAC (Ireland) 0.860% (EUR LIBOR + 0.860%) due 05/15/34 § ~	EUR 5,600,000	6,328,677
Evergreen Credit Card Trust (Canada) 1.900% due 09/16/24 ~	$10,500,000	10,608,150
FBR Securitization Trust 0.867% (USD LIBOR + 0.765%) due 09/25/35 §	28,530,000	28,319,805
First Franklin Mortgage Loan Trust 0.412% (USD LIBOR + 0.310%) due 10/25/36 §	13,900,000	12,331,753
Flagship Credit Auto Trust 1.490% due 07/15/24 ~	1,327,634	1,329,881
Ford Credit Floorplan Master Owner Trust 2.840% due 03/15/24	8,700,000	8,744,640
GSAA Home Equity Trust 0.442% (USD LIBOR + 0.340%) due 09/25/36 §	8,993,522	2,760,552
Harvest CLO XI DAC (Ireland) 0.650% (EUR LIBOR + 0.650%) due 06/26/30 § ~	EUR 5,800,000	6,590,906
Home Equity Asset Trust 0.882% (USD LIBOR + 0.780%) due 10/25/34 §	$1,738,925	1,734,320
Home Equity Mortgage Loan Asset-Backed Trust 0.422% (USD LIBOR + 0.320%) due 04/25/37 §	4,190,075	3,969,225
HSI Asset Securitization Corp. Trust 0.597% (USD LIBOR + 0.495%) due 02/25/36 §	626,615	617,156
Hyundai Floorplan Master Owner Trust 2.680% due 04/15/24 ~	6,000,000	6,037,397
Imc Home Equity Loan Trust 5.432% due 08/20/29 §	700	710
IXIS Real Estate Capital Trust 0.302% (USD LIBOR + 0.200%) due 01/25/37 §	10,757,034	4,974,754
JP Morgan Mortgage Acquisition Trust 0.537% (USD LIBOR + 0.435%) due 05/25/36 §	10,000,000	9,816,981
LCCM Trust 1.310% (USD LIBOR + 1.200%) due 12/13/38 § ~	8,000,000	7,984,655
LCM XIII LP (Cayman) 1.086% (USD LIBOR + 0.870%) due 07/19/27 § ~	7,000,000	7,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Legacy Mortgage Asset Trust 3.750% due 04/25/59 § ~	$5,998,150	$6,024,368
Lehman ABS Mortgage Loan Trust 0.192% (USD LIBOR + 0.090%) due 06/25/37 § ~	935,156	769,217
LFT CRE Ltd. (Cayman) 1.280% (USD LIBOR + 1.170%) due 06/15/39 § ~	7,000,000	7,002,478
Magnetite XVIII Ltd. (Cayman) 1.023% (USD LIBOR + 0.880%) due 11/15/28 § ~	7,000,000	6,993,051
Marble Point CLO X Ltd. (Cayman) 1.164% (USD LIBOR + 1.040%) due 10/15/30 § ~	7,300,000	7,299,992
Mastr Asset-Backed Securities Trust 0.602% (USD LIBOR + 0.500%) due 04/25/36 §	7,819,396	2,779,049
Merrill Lynch Mortgage Investors Trust 0.853% (USD LIBOR + 0.750%) due 09/25/35 §	1,096,108	1,092,302
MKS CLO Ltd. (Cayman) 1.132% (USD LIBOR + 1.000%) due 07/20/30 § ~	5,000,000	5,001,022
Morgan Stanley ABS Capital I, Inc. Trust
0.162% (USD LIBOR + 0.060%) due 05/25/37 §	168,894	154,623
0.282% (USD LIBOR + 0.180%) due 03/25/37 §	2,552,268	1,455,704
0.282% (USD LIBOR + 0.180%) due 05/25/37 §	7,386,238	6,817,750
0.322% (USD LIBOR + 0.220%) due 11/25/36 §	6,002,070	3,696,118
0.352% (USD LIBOR + 0.250%) due 03/25/37 §	4,273,566	2,457,884
Morgan Stanley Capital I, Inc. Trust 0.462% (USD LIBOR + 0.360%) due 03/25/36 §	1,695,981	1,535,163
MP CLO VII Ltd. (Cayman) 1.012% (USD LIBOR + 0.890%) due 10/18/28 § ~	6,919,668	6,928,285
Option One Mortgage Loan Trust
0.242% (USD LIBOR + 0.140%) due 02/25/37 §	4,801,971	3,833,051
0.322% (USD LIBOR + 0.220%) due 02/25/37 §	13,006,872	8,590,210
OZLM VIII Ltd. (Cayman) 1.194% (USD LIBOR + 0.980%) due 10/17/29 § ~	8,000,000	8,000,000
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 0.927% (USD LIBOR + 0.825%) due 07/25/35 §	6,700,000	6,693,177
RAAC Trust 0.752% (USD LIBOR + 0.650%) due 06/25/47 §	2,082,622	2,099,122
RASC Trust 0.262% (USD LIBOR + 0.160%) due 11/25/36 §	427	713
Renaissance Home Equity Loan Trust 0.972% (USD LIBOR + 0.880%) due 08/25/33 §	161,961	159,962
Saranac CLO VI Ltd. (United Kingdom) 1.254% (USD LIBOR + 1.140%) due 08/13/31 § ~	6,800,000	6,800,867
Saxon Asset Securities Trust 0.762% (USD LIBOR + 0.660%) due 10/25/35 §	3,299,564	3,262,402
Securitized Asset-Backed Receivables LLC Trust 0.762% (USD LIBOR + 0.660%) due 08/25/35 §	4,287,965	3,617,329

	Principal Amount	Value
SLM Student Loan Trust 0.753% (USD LIBOR + 0.550%) due 12/15/25 § ~	$1,132,063	$1,132,003
Sound Point CLO XVI Ltd. (Cayman) 1.104% (USD LIBOR + 0.980%) due 07/25/30 § ~	7,400,000	7,404,474
Soundview Home Loan Trust 0.212% (USD LIBOR + 0.110%) due 02/25/37 §	1,479,654	525,908
Stratus CLO Ltd. (Cayman) 0.900% (USD LIBOR + 0.900%) due 12/28/29 § ~	7,000,000	7,000,000
Structured Asset Investment Loan Trust 0.722% (USD LIBOR + 0.620%) due 01/25/36 §	5,372,728	5,300,228
Structured Asset Securities Corp. Mortgage Loan Trust
0.372% (USD LIBOR + 0.270%) due 03/25/36 §	1,617,180	1,561,392
0.442% (USD LIBOR + 0.340%) due 12/25/36 §	277,223	274,411
STWD Ltd. (Cayman) 1.245% (SOFR + 1.194%) due 07/15/38 § ~	8,700,000	8,710,327
Terwin Mortgage Trust 0.522% (USD LIBOR + 0.420%) due 04/25/37 § ~	278,705	275,864
THL Credit Wind River CLO Ltd. (Cayman) 1.204% (USD LIBOR + 1.080%) due 04/15/31 § ~	7,000,000	6,987,439
Tikehau CLO DAC (Netherlands) 0.870% (EUR LIBOR + 0.870%) due 08/04/34 § ~	EUR 6,000,000	6,829,386
TRTX Issuer Ltd. (Cayman) 1.315% (SOFR + 1.264%) due 10/15/34 § ~	$6,842,324	6,847,093
Venture XX CLO Ltd. (Cayman) 0.944% (USD LIBOR + 0.820%) due 04/15/27 § ~	805,934	806,059
Voya CLO Ltd. (Cayman) 1.072% (USD LIBOR + 0.950%) due 04/17/30 § ~	7,000,000	6,998,069
Wellfleet CLO Ltd. (Cayman) 1.022% (USD LIBOR + 0.890%) due 04/20/29 § ~	6,079,309	6,078,389

Total Asset-Backed Securities (Cost $377,253,742)		383,662,338

U.S. GOVERNMENT AGENCY ISSUE - 1.3%
Freddie Mac 0.680% due 08/06/25	35,600,000	34,927,281

Total U.S. Government Agency Issue (Cost $35,600,000)		34,927,281

U.S. TREASURY OBLIGATIONS - 15.3%
U.S. Treasury Bonds - 13.8%
1.250% due 05/15/50	16,700,000	14,187,824
1.375% due 11/15/40	35,050,000	31,953,004
1.375% due 08/15/50	6,900,000	6,046,934
1.625% due 11/15/50	35,700,000	33,272,121
1.875% due 02/15/41	8,700,000	8,614,020
2.000% due 02/15/50	2,900,000	2,946,785
2.500% due 02/15/45	1,300,000	1,430,152
2.750% due 08/15/42	26,200,000	29,861,859
2.875% due 05/15/43	27,500,000	31,966,602
2.875% due 08/15/45	30,100,000	35,352,215

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.125% due 02/15/42	$8,000,000	$9,641,562
3.125% due 08/15/44	35,400,000	43,001,320
3.375% due 05/15/44	26,300,000	33,120,535
3.625% due 02/15/44	13,500,000	17,573,730
3.750% due 11/15/43	20,900,000	27,647,598
4.250% due 05/15/39	4,900,000	6,719,508
4.375% due 11/15/39	20,700,000	28,856,285
4.500% due 08/15/39	7,700,000	10,876,250
4.625% due 02/15/40	5,500,000	7,901,309

		380,969,613

U.S. Treasury Notes - 1.5%
1.750% due 06/30/24 ‡	7,400,000	7,562,164
2.250% due 01/31/24 ‡	6,700,000	6,906,234
2.250% due 08/15/27	20,000	20,984
2.500% due 05/15/24 ‡	26,900,000	27,947,629
2.625% due 02/15/29	400,000	432,516

		42,869,527

Total U.S. Treasury Obligations (Cost $390,340,101)		423,839,140

FOREIGN GOVERNMENT BONDS & NOTES - 2.9%
Abu Dhabi Government (United Arab Emirates) 3.125% due 04/16/30 ~	6,200,000	6,727,794
Hydro-Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,444,009
Israel Government International (Israel) 3.875% due 07/03/50	5,400,000	6,316,466
Japan Finance Organization for Municipalities (Japan) 3.375% due 09/27/23 ~	3,200,000	3,336,441
Kuwait Government (Kuwait) 2.750% due 03/20/22 ~	6,000,000	6,036,000
Peruvian Government (Peru)
5.940% due 02/12/29 ~	PEN 35,300,000	9,061,703
6.350% due 08/12/28 ~	26,000,000	6,858,924
6.950% due 08/12/31 ~	4,000,000	1,075,708
8.200% due 08/12/26 ~	14,800,000	4,229,558
Province of Ontario Canada (Canada) 3.150% due 06/02/22	CAD 11,300,000	9,036,069
Province of Quebec Canada (Canada) 3.500% due 12/01/22	1,900,000	1,539,722
Qatar Government (Qatar)
3.875% due 04/23/23 ~	$200,000	208,080
4.000% due 03/14/29 ~	7,100,000	8,015,296
4.500% due 01/20/22 ~	3,600,000	3,610,008
4.500% due 04/23/28 ~	4,400,000	5,061,100
State of Israel (Israel) 3.800% due 05/13/60 ~	6,200,000	7,188,714

Total Foreign Government Bonds & Notes (Cost $84,200,103)		79,745,592

MUNICIPAL BONDS - 0.1%
City of Chicago IL
5.630% due 01/01/22	830,000	830,105
7.750% due 01/01/42	952,000	1,084,333

Total Municipal Bonds (Cost $1,761,893)		1,914,438

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 10.1%
Repurchase Agreement - 0.3%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $8,356,746; collateralized by U.S. Treasury Inflation Indexed Notes: 0.125% due 07/15/30 and value $8,523,885)	$8,356,746	$8,356,746

U.S. Treasury Bills - 9.8%
due 04/07/22 # ‡	5,400,000	5,399,041
0.026% due 02/08/22 ‡	7,100,000	7,099,831
0.030% due 02/22/22	7,700,000	7,699,866
0.035% due 03/01/22	3,000,000	2,999,858
0.042% due 01/11/22 ‡	2,200,000	2,200,000
0.046% due 01/04/22	3,019,000	3,019,003
0.046% due 03/24/22	11,300,000	11,298,719
0.048% due 03/15/22	45,000,000	44,996,628
0.051% due 02/01/22	8,900,000	8,899,857
0.051% due 02/10/22	76,300,000	76,297,785
0.051% due 02/17/22	23,000,000	22,999,281
0.051% due 03/17/22	19,300,000	19,298,033
0.051% due 03/31/22	16,800,000	16,798,065
0.056% due 03/08/22	31,600,000	31,597,472
0.056% due 03/22/22 ‡	5,000,000	4,999,318
0.058% due 03/17/22	4,500,000	4,499,541

		270,102,298

Total Short-Term Investments (Cost $278,454,177)		278,459,044

TOTAL INVESTMENTS - 109.3% (Cost $2,955,327,817)		3,015,742,431

DERIVATIVES - 0.1%		1,715,645

OTHER ASSETS & LIABILITIES, NET - (9.4%)		(258,974,922)

NET ASSETS - 100.0%		$2,758,483,154

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	39.2%
Mortgage-Backed Securities	25.3%
U.S. Treasury Obligations	15.3%
Asset-Backed Securities	13.9%
Short-Term Investments	10.1%
Others (each less than 3.0%)	5.5%

	109.3%
Derivatives	0.1%
Other Assets & Liabilities, Net	(9.4%	)

	100.0%

(b)	Investments with a total aggregate value of $1,314,967 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2021.

(c)

As of December 31, 2021, investments with a total aggregate value of $33,159,098 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2021 was $50,285,000 at a weighted average interest rate of 0.043%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2021 was $10,030,454 at a weighted average interest rate of 0.179%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(e)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	03/22	1,293	$156,589,848	$156,422,696	($167,152)
U.S. Treasury 10-Year Notes	03/22	3,820	496,869,364	498,390,625	1,521,261
U.S. Treasury Ultra Long Bonds	03/22	62	12,050,858	12,221,750	170,892

					1,525,001

Short Futures Outstanding
Euro-Buxl	03/22	66	16,293,497	15,534,645	758,852
U.S. Treasury 30-Year Bonds	03/22	245	39,280,999	39,307,188	(26,189)

					732,663

Total Futures Contracts					$2,257,664

(f)	Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	48,352,000	USD	35,304,532	02/22	BNP	$-	($122,101)
BRL	96,538,620	USD	17,287,506	01/22	MSC	44,383	-
BRL	96,538,620	USD	16,793,268	02/22	MSC	420,744	-
BRL	90,616,000	USD	15,914,296	04/22	JPM	-	(15,915)
BRL	92,396,000	USD	15,882,424	07/22	JPM	-	(105,900)
CAD	8,405,000	USD	6,596,521	01/22	BNP	47,999	-
CAD	21,806,547	USD	17,263,624	01/22	TDB	-	(24,576)
CLP	7,233,081,400	USD	9,285,324	02/22	CIT	-	(829,235)
EUR	1,661,000	USD	1,874,551	02/22	BNP	18,165	-
EUR	1,223,000	USD	1,388,248	02/22	GSC	5,365	-
GBP	974,000	USD	1,285,620	02/22	BNP	32,555	-
GBP	1,153,000	USD	1,550,370	02/22	BRC	10,057	-
GBP	900,000	USD	1,200,656	02/22	GSC	17,370	-
GBP	1,624,000	USD	2,189,007	02/22	HSB	8,853	-
GBP	3,003,000	USD	3,997,512	02/22	SCB	66,636	-
JPY	1,899,800,000	USD	16,797,560	02/22	HSB	-	(276,619)
JPY	1,744,000,000	USD	15,369,345	02/22	JPM	-	(203,263)
MXN	265,435,000	USD	12,231,577	04/22	CIT	488,099	-
NOK	113,050,000	USD	12,985,588	02/22	BNP	-	(158,819)
NOK	69,750,000	USD	7,946,544	02/22	GSC	-	(32,637)
RUB	515,981	USD	7,042	01/22	GSC	-	(178)
RUB	179,019	USD	2,466	01/22	UBS	-	(84)
USD	25,930,373	AUD	36,742,000	02/22	GSC	-	(804,258)
USD	8,096,734	AUD	11,518,000	02/22	HSB	-	(284,124)
USD	16,906,939	BRL	96,538,620	01/22	MSC	-	(424,950)
USD	16,069,231	BRL	90,616,000	04/22	BNP	170,850	-
USD	16,105,843	BRL	92,396,000	07/22	BNP	329,319	-
USD	17,144,003	CAD	21,981,772	01/22	TDB	-	(233,569)
USD	17,263,624	CAD	21,807,361	02/22	TDB	24,428	-
USD	1,019,000	CLP	884,542,950	01/22	BNP	-	(16,443)
USD	7,151,000	CLP	6,239,260,060	01/22	CIT	-	(152,657)
USD	7,001,240	DKK	44,660,000	04/22	HSB	151,282	-
USD	78,410,003	EUR	68,313,000	02/22	HSB	567,089	-
USD	3,265,635	GBP	2,462,000	02/22	GSC	-	(66,343)
USD	124,337,606	GBP	92,531,000	02/22	UBS	-	(890,368)
USD	7,574,672	MXN	159,284,000	03/22	BOA	-	(104,162)
USD	5,104,743	MXN	106,098,000	03/22	GSC	-	(10,077)
USD	2,962,658	PEN	12,247,922	01/22	BOA	-	(103,221)
USD	1,644,827	PEN	6,787,050	03/22	CIT	-	(50,085)
USD	521,499	PEN	2,155,408	05/22	CIT	-	(13,458)
USD	8,068,869	PEN	33,764,184	06/22	BOA	-	(296,732)
USD	7,980,982	PEN	32,138,511	07/22	BOA	37,304	-

Total Forward Foreign Currency Contracts						$2,440,498	($5,219,774)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(g)	Premiums received and value of written options outstanding as of December 31, 2021 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.870%	11/02/22	GSC	$232,300,000	$462,793	($234,971)

Put - 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.270%	11/02/22	GSC	232,300,000	462,792	(592,806)

Total Interest Rate Swaptions							$925,585	($827,777)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 2.000% due 01/13/52	$100.08	01/06/22	JPM	$7,000,000	$31,172	($7,744)
Call - Fannie Mae 2.000% due 02/14/52	100.34	02/07/22	GSC	7,200,000	27,000	(15,708)
Call - Fannie Mae 2.000% due 02/14/52	100.97	02/07/22	JPM	7,200,000	19,125	(7,893)
Call - Fannie Mae 3.000% due 03/14/52	103.75	03/07/22	JPM	7,000,000	7,656	(3,753)

					84,953	(35,098)

Put - Fannie Mae 2.000% due 02/14/52	98.97	02/07/22	JPM	7,200,000	31,500	(18,279)

Total Options on Securities					$116,453	($53,377)

Total Written Options					$1,042,038	($881,154)

(h)	Swap agreements outstanding as of December 31, 2021 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/21 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
South Africa Government	Q	1.000%	06/20/24	GSC	1.169%	$4,600,000	($17,482)	($93,709)	$76,227
Colombia Government International Bond	Q	1.000%	12/20/26	GSC	2.026%	7,400,000	(352,705)	(190,639)	(162,066)

							(370,187)	(284,348)	(85,839)

				Exchange
Bank of America Corp	Q	1.000%	12/20/22	ICE	0.277%	7,000,000	51,921	47,920	4,001
General Electric Co.	Q	1.000%	12/20/23	ICE	0.299%	2,900,000	41,145	(52,258)	93,403
General Electric Co.	Q	1.000%	06/20/24	ICE	0.360%	3,950,000	63,768	(39,203)	102,971
General Electric Co.	Q	1.000%	12/20/24	ICE	0.400%	2,200,000	39,767	(20,503)	60,270
Rolls-Royce PLC	Q	1.000%	06/20/25	ICE	1.367%	EUR 7,700,000	(107,387)	(809,263)	701,876
Verizon Communications, Inc.	Q	1.000%	12/20/26	ICE	0.582%	$7,300,000	149,727	164,932	(15,205)
British Telecommunications PLC	Q	1.000%	06/20/28	ICE	1.504%	EUR 6,200,000	(220,584)	(30,262)	(190,322)

							18,357	(738,637)	756,994

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							($351,830)	($1,022,985)	$671,155

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY35 5Y	Q	5.000%	12/20/25	ICE	$2,500,000	($222,829)	($141,494)	($81,335)
CDX HY36 5Y	Q	5.000%	06/20/26	ICE	4,800,000	(443,670)	(397,275)	(46,395)

						($666,499)	($538,769)	($127,730)

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX iTraxx Main HY34 5Y	Q	1.000%	12/20/25	ICE	EUR 27,100,000	$808,679	$548,444	$260,235
CDX iTraxx Main HY35 5Y	Q	1.000%	06/20/26	ICE	5,200,000	154,716	138,815	15,901
CDX iTraxx Xov HY35 5Y	Q	5.000%	06/20/26	ICE	5,700,000	741,223	730,700	10,523
CDX iTraxx Main HY36 5Y	Q	1.000%	12/20/26	ICE	26,800,000	805,026	749,952	55,074
CDX iTraxx Xov HY36 5Y	Q	5.000%	12/20/26	ICE	73,000,000	9,990,213	9,701,099	289,114

						$12,499,857	$11,869,010	$630,847

Total Credit Default Swaps						$11,481,528	$10,307,256	$1,174,272

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.350%	Brazil CETIP Interbank	Z/Z	CME	01/03/22	BRL 711,500,000	($1,437,024)	$41,073	($1,478,097)
3.700%	Brazil CETIP Interbank	Z/Z	CME	01/03/22	660,000,000	(1,150,490)	(22,499)	(1,127,991)
0.000%	1-Day JPY-TONAR	S/S	LCH	03/15/22	JPY 1,313,000,000	(1,260)	-	(1,260)
0.000%	1-Day JPY-TONAR	S/S	LCH	03/16/22	158,000,000	(152)	-	(152)
0.000%	1-Day JPY-TONAR	S/S	LCH	03/17/22	1,807,000,000	(1,733)	-	(1,733)
0.000%	1-Day JPY-TONAR	S/S	LCH	03/18/22	990,000,000	(928)	-	(928)
0.000%	1-Day JPY-TONAR	S/S	LCH	03/19/22	643,000,000	(615)	-	(615)
0.000%	1-Day JPY-TONAR	S/S	LCH	03/20/22	1,500,000,000	(1,434)	-	(1,434)
0.000%	1-Day JPY-TONAR	S/S	LCH	04/07/22	157,000,000	(148)	-	(148)
0.000%	1-Day JPY-TONAR	S/S	LCH	04/22/22	220,000,000	(210)	-	(210)
0.000%	1-Day JPY-TONAR	S/S	LCH	04/30/22	170,000,000	(163)	-	(163)
0.000%	1-Day JPY-TONAR	S/S	LCH	05/12/22	310,000,000	(308)	-	(308)
0.000%	1-Day JPY-TONAR	S/S	LCH	06/18/22	500,000,000	(513)	-	(513)
0.000%	1-Day JPY-TONAR	S/S	LCH	06/20/22	42,800,000	(44)	-	(44)
2.800%	3-Month USD-LIBOR	S/Q	CME	08/22/23	$106,300,000	4,519,099	(199,477)	4,718,576
0.000%	1-Day JPY-TONAR	A/A	LCH	03/17/24	JPY 21,440,000,000	184,696	258,144	(73,448)
1.400%	1-Day USD-SOFR	A/A	CME	12/07/24	$78,400,000	20,533	32,710	(12,177)
1.235%	3-Month CAD-CDOR	S/S	LCH	03/04/25	CAD 13,300,000	(144,926)	9,190	(154,116)

						$1,984,380	$119,141	$1,865,239

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.000%	6-Month JPY-LIBOR	S/S	LCH	03/15/22	JPY 1,313,000,000	($4,840)	$-	($4,840)
0.000%	6-Month JPY-LIBOR	S/S	LCH	03/16/22	158,000,000	(456)	-	(456)
0.000%	6-Month JPY-LIBOR	S/S	LCH	03/17/22	1,807,000,000	(5,297)	-	(5,297)
0.000%	6-Month JPY-LIBOR	S/S	LCH	03/18/22	990,000,000	(2,738)	-	(2,738)
0.000%	6-Month JPY-LIBOR	S/S	LCH	03/19/22	643,000,000	(1,817)	-	(1,817)
0.000%	6-Month JPY-LIBOR	S/S	LCH	03/20/22	1,500,000,000	(4,238)	-	(4,238)
0.000%	6-Month JPY-LIBOR	S/S	LCH	04/07/22	157,000,000	(304)	-	(304)
0.000%	6-Month JPY-LIBOR	S/S	LCH	04/22/22	220,000,000	(625)	-	(625)
0.000%	6-Month JPY-LIBOR	S/S	LCH	04/30/22	170,000,000	(475)	-	(475)
0.000%	6-Month JPY-LIBOR	S/S	LCH	05/12/22	310,000,000	(771)	-	(771)
0.000%	6-Month JPY-LIBOR	S/S	LCH	06/18/22	500,000,000	(1,223)	-	(1,223)
0.000%	6-Month JPY-LIBOR	S/S	LCH	06/20/22	42,800,000	(105)	-	(105)
0.300%	1-Day JPY-TONAR	S/S	LCH	03/18/26	990,000,000	(102,486)	(114,886)	12,400
0.300%	1-Day JPY-TONAR	S/S	LCH	03/20/28	200,000,000	(27,224)	8,630	(35,854)
0.399%	1-Day JPY-TONAR	S/S	LCH	06/18/28	500,000,000	(94,443)	(306)	(94,137)
0.450%	1-Day JPY-TONAR	S/S	LCH	03/20/29	1,250,000,000	(306,350)	(68,925)	(237,425)
0.750%	1-Day JPY-TONAR	S/S	LCH	03/20/38	50,000,000	(32,682)	(18,489)	(14,193)
0.800%	1-Day JPY-TONAR	S/S	LCH	10/22/38	220,000,000	(158,682)	117	(158,799)
0.705%	1-Day JPY-TONAR	S/S	LCH	10/31/38	170,000,000	(98,746)	9,184	(107,930)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.785%	1-Day JPY-TONAR	S/S	LCH	11/12/38	JPY 310,000,000	($215,601)	$929	($216,530)
0.750%	1-Day JPY-TONAR	S/S	LCH	12/20/38	42,800,000	(27,257)	(19,292)	(7,965)
0.538%	1-Day JPY-TONAR	S/S	LCH	03/15/51	860,000,000	24,749	(9,285)	34,034
0.556%	1-Day JPY-TONAR	S/S	LCH	03/15/51	453,000,000	(7,533)	(1,096)	(6,437)
0.520%	1-Day JPY-TONAR	S/S	LCH	03/16/51	158,000,000	11,368	115	11,253
0.350%	1-Day JPY-TONAR	S/S	LCH	03/17/51	369,000,000	180,583	198,753	(18,170)
0.557%	1-Day JPY-TONAR	S/S	LCH	03/17/51	1,438,000,000	(25,922)	1,114	(27,036)
0.565%	1-Day JPY-TONAR	S/S	LCH	03/19/51	289,000,000	(10,829)	241	(11,070)
0.570%	1-Day JPY-TONAR	S/S	LCH	03/19/51	354,000,000	(17,903)	296	(18,199)
0.572%	1-Day JPY-TONAR	S/S	LCH	04/07/51	157,000,000	(7,992)	122	(8,114)
0.750%	1-Day GBP SONIA	A/A	LCH	03/16/52	GBP 42,400,000	1,279,665	155,280	1,124,385
0.750%	1-Day GBP SONIA	A/A	LCH	09/21/52	3,300,000	96,637	215,061	(118,424)

						$436,463	$357,563	$78,900

Total Interest Rate Swaps						$2,420,843	$476,704	$1,944,139

Total Swap Agreements						$13,902,371	$10,783,960	$3,118,411

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$-	$76,227
Liabilities	(284,348)	(162,066)
Centrally Cleared Swap Agreements (1)
Assets	13,012,821	7,494,016
Liabilities	(1,944,513)	(4,289,766)

	$10,783,960	$3,118,411

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$29,927,724	$-	$-	$29,927,724
	Corporate Bonds & Notes	1,081,384,109	-	1,081,384,109	-
	Convertible Corporate Bonds & Notes	235,654	-	235,654	-
	Senior Loan Notes	4,557,976	-	4,557,976	-
	Mortgage-Backed Securities	697,089,135	-	697,089,135	-
	Asset-Backed Securities	383,662,338	-	383,662,338	-
	U.S. Government Agency Issue	34,927,281	-	34,927,281	-
	U.S. Treasury Obligations	423,839,140	-	423,839,140	-
	Foreign Government Bonds & Notes	79,745,592	-	79,745,592	-
	Municipal Bonds	1,914,438	-	1,914,438	-
	Short-Term Investments	278,459,044	-	278,459,044	-
	Derivatives:
	Credit Contracts
	Swaps	1,669,595	-	1,669,595	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,440,498	-	2,440,498	-
	Interest Rate Contracts
	Futures	2,451,005	2,451,005	-	-
	Swaps	5,900,648	-	5,900,648	-

	Total Interest Rate Contracts	8,351,653	2,451,005	5,900,648	-

	Total Asset - Derivatives	12,461,746	2,451,005	10,010,741	-

	Total Assets	3,028,204,177	2,451,005	2,995,825,448	29,927,724

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Derivatives:
	Credit Contracts
	Swaps	($495,323)	$-	($495,323)	$-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(5,219,774)	-	(5,219,774)	-
	Interest Rate Contracts
	Futures	(193,341)	(193,341)	-	-
	Written Options	(881,154)	-	(881,154)	-
	Swaps	(3,956,509)	-	(3,956,509)	-

	Total Interest Rate Contracts	(5,031,004)	(193,341)	(4,837,663)	-

	Total Liabilities - Derivatives	(10,746,101)	(193,341)	(10,552,760)	-

	Total Liabilities	(10,746,101)	(193,341)	(10,552,760)	-

	Total	$3,017,458,076	$2,257,664	$2,985,272,688	$29,927,724

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2021:

Preferred Stocks
Value, Beginning of Year	$30,829,634
Purchases	-
Sales (Includes Paydowns)	-
Accrued Discounts (Premiums)	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation (Depreciation)	(901,910)
Transfers In	-
Transfers Out	-

Value, End of Year	$29,927,724

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($901,910)

Additional information about Level 3 fair value measurements as of December 31, 2021 was as follows:

	Value at 12/31/21	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Preferred Stocks	$29,927,724	Straight-line amortization	Purchase Price	26.63	N/A

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 49.4%
Basic Materials - 0.8%
ArcelorMittal SA (Luxembourg) 3.600% due 07/16/24	$785,000	$818,493
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	1,300,000	1,382,875
Ecolab, Inc. 1.650% due 02/01/27	750,000	753,824
LG Chem Ltd. (South Korea) 3.250% due 10/15/24 ~	3,000,000	3,159,955
LYB International Finance III LLC 1.250% due 10/01/25	1,643,000	1,616,998
Nucor Corp. 2.000% due 06/01/25	670,000	683,702
POSCO (South Korea)
2.375% due 11/12/22 ~	2,080,000	2,104,866
2.375% due 01/17/23 ~	1,055,000	1,066,981
Westlake Chemical Corp. 0.875% due 08/15/24	365,000	359,678

		11,947,372

Communications - 3.3%
Baidu, Inc. (China)
2.875% due 07/06/22	1,675,000	1,689,723
3.500% due 11/28/22	1,430,000	1,461,096
Charter Communications Operating LLC/Charter Communications Operating Capital
4.464% due 07/23/22	9,047,000	9,181,466
4.908% due 07/23/25	4,534,000	4,996,470
Comcast Corp.
3.700% due 04/15/24	1,935,000	2,056,804
3.950% due 10/15/25	250,000	273,152
Cox Communications, Inc. 3.150% due 08/15/24 ~	1,316,000	1,372,338
Expedia Group, Inc. 3.600% due 12/15/23	2,535,000	2,635,207
Fox Corp. 3.666% due 01/25/22	1,880,000	1,883,737
NBN Co. Ltd. (Australia) 1.450% due 05/05/26 ~	3,725,000	3,672,015
NTT Finance Corp. (Japan)
0.373% due 03/03/23 ~	2,585,000	2,574,923
0.583% due 03/01/24 ~	1,065,000	1,053,152
Sky Ltd. (United Kingdom) 3.750% due 09/16/24 ~	4,630,000	4,932,845
T-Mobile USA, Inc.
2.250% due 02/15/26	1,895,000	1,902,627
3.500% due 04/15/25	1,905,000	2,019,688
Verizon Communications, Inc.
0.850% due 11/20/25	3,120,000	3,046,354
1.450% due 03/20/26	2,550,000	2,539,415
Walt Disney Co. 1.750% due 01/13/26	480,000	485,441

		47,776,453

Consumer, Cyclical - 5.1%
7-Eleven, Inc.
0.625% due 02/10/23 ~	795,000	792,186
0.800% due 02/10/24 ~	1,285,000	1,270,922
American Airlines Pass-Through Trust Class B 3.700% due 04/15/27	1,059,650	1,023,725
AutoZone, Inc. 3.625% due 04/15/25	920,000	981,802
Brunswick Corp. 0.850% due 08/18/24	2,440,000	2,406,566

	Principal Amount	Value
Daimler Finance North America LLC (Germany) 1.750% due 03/10/23 ~	$3,105,000	$3,136,906
Daimler Trucks Finance North America LLC 1.625% due 12/13/24 ~	2,015,000	2,031,453
General Motors Co.
4.875% due 10/02/23	1,265,000	1,344,395
5.400% due 10/02/23	2,160,000	2,312,938
General Motors Financial Co., Inc. 2.900% due 02/26/25	3,270,000	3,383,280
Harley-Davidson Financial Services, Inc.
2.550% due 06/09/22 ~	685,000	689,334
4.050% due 02/04/22 ~	2,675,000	2,682,456
Hasbro, Inc. 3.000% due 11/19/24	2,655,000	2,764,828
Hyatt Hotels Corp. 1.300% due 10/01/23	1,150,000	1,150,395
Hyundai Capital America
0.800% due 01/08/24 ~	1,570,000	1,548,033
0.875% due 06/14/24 ~	1,415,000	1,388,325
1.000% due 09/17/24 ~	905,000	889,895
1.150% due 11/10/22 ~	1,760,000	1,764,805
2.375% due 02/10/23 ~	3,340,000	3,387,144
2.850% due 11/01/22 ~	893,000	908,559
3.000% due 06/20/22 ~	1,950,000	1,970,290
3.950% due 02/01/22 ~	955,000	957,275
Marriott International, Inc.
2.300% due 01/15/22	200,000	200,113
3.125% due 02/15/23	685,000	696,375
3.600% due 04/15/24	3,567,000	3,732,341
Nissan Motor Acceptance Co. LLC
2.600% due 09/28/22 ~	3,320,000	3,355,300
2.650% due 07/13/22 ~	415,000	418,697
Nissan Motor Co. Ltd. (Japan) 3.043% due 09/15/23 ~	2,785,000	2,858,809
Nordstrom, Inc. 2.300% due 04/08/24	320,000	320,338
O’Reilly Automotive, Inc. 3.800% due 09/01/22	1,760,000	1,783,447
Panasonic Corp. (Japan) 2.536% due 07/19/22 ~	1,395,000	1,406,224
QVC, Inc. 4.375% due 03/15/23	7,270,000	7,496,642
Ralph Lauren Corp. 1.700% due 06/15/22	430,000	432,662
Ross Stores, Inc. 4.600% due 04/15/25	4,315,000	4,730,918
Stellantis Finance US, Inc. 1.711% due 01/29/27 ~	1,390,000	1,367,052
United Airlines Pass-Through Trust Class B 3.500% due 11/01/29	626,690	621,834
Volkswagen Group of America Finance LLC (Germany)
0.750% due 11/23/22 ~	1,475,000	1,475,064
0.875% due 11/22/23 ~	1,415,000	1,406,167
2.700% due 09/26/22 ~	1,190,000	1,207,379
2.900% due 05/13/22 ~	735,000	741,065
3.125% due 05/12/23 ~	680,000	699,279

		73,735,218

Consumer, Non-Cyclical - 8.5%
AbbVie, Inc.
2.600% due 11/21/24	7,590,000	7,880,251
2.900% due 11/06/22	3,195,000	3,254,470
2.950% due 11/21/26	170,000	179,255
3.200% due 11/06/22	260,000	264,436
3.200% due 05/14/26	335,000	355,504
3.250% due 10/01/22	330,000	334,491
3.450% due 03/15/22	1,100,000	1,101,015

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
AmerisourceBergen Corp. 0.737% due 03/15/23	$1,960,000	$1,955,399
Anthem, Inc. 2.375% due 01/15/25	780,000	804,847
Astrazeneca Finance LLC (United Kingdom)
0.700% due 05/28/24	2,095,000	2,079,292
1.200% due 05/28/26	2,930,000	2,895,489
AstraZeneca PLC (United Kingdom)
0.300% due 05/26/23	3,000,000	2,987,555
3.500% due 08/17/23	770,000	803,829
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	2,095,000	2,058,744
Baxalta, Inc. 3.600% due 06/23/22	675,000	680,737
Bayer US Finance II LLC (Germany) 3.875% due 12/15/23 ~	3,750,000	3,920,592
Becton Dickinson & Co.
3.363% due 06/06/24	1,081,000	1,132,329
3.734% due 12/15/24	285,000	303,128
Bristol-Myers Squibb Co.
2.900% due 07/26/24	1,136,000	1,189,417
3.250% due 02/20/23	375,000	384,974
Bunge Ltd. Finance Corp.
3.000% due 09/25/22	6,425,000	6,527,089
4.350% due 03/15/24	235,000	250,021
Cardinal Health, Inc.
3.079% due 06/15/24	1,285,000	1,333,305
3.200% due 03/15/23	1,530,000	1,571,558
3.500% due 11/15/24	2,100,000	2,218,513
China Mengniu Dairy Co. Ltd. (China) 1.875% due 06/17/25 ~	3,737,000	3,718,538
Cigna Corp.
3.000% due 07/15/23	1,245,000	1,281,052
3.750% due 07/15/23	706,000	734,432
Coca-Cola Europacific Partners PLC (United Kingdom) 0.800% due 05/03/24 ~	4,235,000	4,167,184
CVS Health Corp.
2.625% due 08/15/24	615,000	637,164
2.875% due 06/01/26	900,000	940,916
3.000% due 08/15/26	340,000	359,395
Diageo Capital PLC (United Kingdom) 1.375% due 09/29/25	1,300,000	1,293,934
EMD Finance LLC (Germany) 2.950% due 03/19/22 ~	800,000	800,757
Gilead Sciences, Inc. 0.750% due 09/29/23	3,690,000	3,675,945
Health Care Service Corp. A Mutual Legal Reserve Co. 1.500% due 06/01/25 ~	3,045,000	3,040,538
HPHT Finance 17 Ltd. (Hong Kong) 2.750% due 09/11/22 ~	3,735,000	3,771,613
Humana, Inc.
0.650% due 08/03/23	1,140,000	1,134,483
1.350% due 02/03/27	450,000	437,787
2.900% due 12/15/22	550,000	560,948
3.150% due 12/01/22	800,000	813,380
3.850% due 10/01/24	1,470,000	1,561,450
4.500% due 04/01/25	2,015,000	2,197,636
IHS Markit Ltd. 3.625% due 05/01/24	1,945,000	2,044,856
Imperial Brands Finance PLC (United Kingdom)
3.125% due 07/26/24 ~	2,825,000	2,920,795
3.500% due 02/11/23 ~	4,065,000	4,141,614
3.750% due 07/21/22 ~	5,595,000	5,657,390
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	1,060,000	1,039,269

	Principal Amount	Value
Moody’s Corp. 3.750% due 03/24/25	$2,185,000	$2,335,930
PeaceHealth Obligated Group 1.375% due 11/15/25	455,000	452,479
PerkinElmer, Inc.
0.550% due 09/15/23	1,385,000	1,373,830
0.850% due 09/15/24	2,640,000	2,604,018
Perrigo Co. PLC 4.000% due 11/15/23	1,355,000	1,395,837
Perrigo Finance Unlimited Co. 3.900% due 12/15/24	5,705,000	5,977,951
Prosperous Ray Ltd. (China) 4.625% due 11/12/23 ~	2,900,000	3,056,254
Royalty Pharma PLC 0.750% due 09/02/23	1,865,000	1,853,947
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	2,355,000	2,423,039
Thermo Fisher Scientific, Inc. 0.797% due 10/18/23	3,675,000	3,663,629
Triton Container International Ltd. (Bermuda) 0.800% due 08/01/23 ~	2,770,000	2,743,680

		121,277,910

Diversified - 0.2%
CK Hutchison International 17 II Ltd. (United Kingdom) 2.750% due 03/29/23 ~	2,200,000	2,245,302

Energy - 5.8%
Aker BP ASA (Norway) 3.000% due 01/15/25 ~	1,725,000	1,790,189
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc. 1.231% due 12/15/23	720,000	723,591
Canadian Natural Resources Ltd. (Canada) 2.050% due 07/15/25	2,845,000	2,874,693
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/25	2,805,000	3,110,872
7.000% due 06/30/24	4,035,000	4,465,828
Devon Energy Corp. 8.250% due 08/01/23	1,005,000	1,098,328
Diamondback Energy, Inc.
2.875% due 12/01/24	4,735,000	4,915,460
4.750% due 05/31/25	2,280,000	2,499,597
Enbridge, Inc. (Canada)
0.450% (SOFR + 0.400%) due 02/17/23 §	815,000	815,248
2.500% due 01/15/25	2,305,000	2,370,772
Energy Transfer LP
2.900% due 05/15/25	440,000	454,903
3.450% due 01/15/23	200,000	203,696
3.600% due 02/01/23	675,000	688,244
4.200% due 09/15/23	510,000	532,793
4.250% due 03/15/23	3,225,000	3,314,749
4.250% due 04/01/24	135,000	141,804
4.900% due 02/01/24	485,000	513,416
5.875% due 01/15/24	4,465,000	4,807,580
Eni SpA (Italy) 4.000% due 09/12/23 ~	3,395,000	3,551,541
Enterprise Products Operating LLC 3.500% due 02/01/22	3,085,000	3,091,848
EOG Resources, Inc. 2.625% due 03/15/23	520,000	528,952
EQT Corp. 3.000% due 10/01/22	3,940,000	3,984,857
Exxon Mobil Corp. 2.992% due 03/19/25	3,865,000	4,064,670
Gray Oak Pipeline LLC
2.000% due 09/15/23 ~	455,000	460,088
2.600% due 10/15/25 ~	910,000	912,006

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	$260,000	$263,514
Pioneer Natural Resources Co.
0.550% due 05/15/23	1,280,000	1,275,503
0.750% due 01/15/24	1,455,000	1,435,930
Plains All American Pipeline LP/PAA Finance Corp. 2.850% due 01/31/23	2,688,000	2,725,722
Reliance Industries Ltd. (India) 5.400% due 02/14/22 ~	3,300,000	3,315,255
Sabine Pass Liquefaction LLC
5.625% due 04/15/23	3,595,000	3,761,116
5.750% due 05/15/24	190,000	206,743
Saudi Arabian Oil Co. (Saudi Arabia) 2.750% due 04/16/22 ~	3,415,000	3,439,332
Schlumberger Finance Canada Ltd. 1.400% due 09/17/25	680,000	678,067
Schlumberger Holdings Corp.
3.750% due 05/01/24 ~	3,040,000	3,190,971
4.000% due 12/21/25 ~	750,000	808,537
Suncor Energy, Inc. (Canada) 2.800% due 05/15/23	1,555,000	1,591,343
Western Midstream Operating LP 4.000% due 07/01/22	3,155,000	3,166,800
Williams Cos., Inc.
3.350% due 08/15/22	875,000	883,283
3.700% due 01/15/23	3,835,000	3,920,370
4.300% due 03/04/24	565,000	596,494

		83,174,705

Financial - 17.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.650% due 10/29/24	2,695,000	2,691,492
4.125% due 07/03/23	1,847,000	1,919,095
4.500% due 09/15/23	2,095,000	2,198,194
4.875% due 01/16/24	1,505,000	1,601,245
Air Lease Corp.
2.250% due 01/15/23	1,480,000	1,498,775
3.500% due 01/15/22	900,000	900,799
American International Group, Inc. 2.500% due 06/30/25	2,865,000	2,956,476
Aon Corp. 2.200% due 11/15/22	715,000	724,366
Avolon Holdings Funding Ltd. (Ireland)
2.125% due 02/21/26 ~	1,635,000	1,606,240
2.875% due 02/15/25 ~	1,700,000	1,737,860
3.625% due 05/01/22 ~	2,800,000	2,818,263
3.950% due 07/01/24 ~	560,000	587,120
5.125% due 10/01/23 ~	1,890,000	1,991,616
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	4,200,000	4,184,769
Banco del Estado de Chile (Chile) 2.704% due 01/09/25 ~	1,010,000	1,032,568
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)
4.125% due 11/09/22 ~	3,500,000	3,587,727
5.375% due 04/17/25 ~	155,000	169,347
Banco Santander SA (Spain) 0.701% due 06/30/24	200,000	199,000
Bank of America Corp.
0.976% due 04/22/25	2,225,000	2,208,292
1.292% (USD LIBOR + 1.160%) due 01/20/23 §	4,085,000	4,081,155
1.734% due 07/22/27	1,600,000	1,589,229
Bank of Ireland Group PLC (Ireland) 4.500% due 11/25/23 ~	5,470,000	5,793,913

	Principal Amount	Value
Banque Federative du Credit Mutuel SA (France)
0.650% due 02/27/24 ~	$2,045,000	$2,020,670
0.998% due 02/04/25 ~	2,350,000	2,313,342
2.125% due 11/21/22 ~	2,480,000	2,514,922
Barclays Bank PLC (United Kingdom) 1.700% due 05/12/22	1,245,000	1,249,314
4.338% due 05/16/24	1,380,000	1,437,000
BDO Unibank, Inc. (Philippines) 2.950% due 03/06/23 ~	3,700,000	3,771,558
BPCE SA (France) 5.700% due 10/22/23 ~	5,350,000	5,753,592
Brighthouse Financial Global Funding
0.600% due 06/28/23 ~	1,780,000	1,771,616
1.000% due 04/12/24 ~	1,785,000	1,770,623
Capital One Financial Corp.
3.200% due 01/30/23	1,335,000	1,367,710
3.500% due 06/15/23	965,000	1,000,381
3.900% due 01/29/24	1,290,000	1,358,145
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849% due 04/15/23	5,825,000	6,029,750
Charles Schwab Corp. 4.200% due 03/24/25	2,275,000	2,475,388
Citigroup, Inc.
0.981% due 05/01/25	1,850,000	1,836,360
3.106% due 04/08/26	1,845,000	1,935,437
Citizens Bank NA
2.650% due 05/26/22	1,300,000	1,309,455
3.250% due 02/14/22	2,345,000	2,346,929
CNO Global Funding 1.750% due 10/07/26 ~	1,735,000	1,715,016
Credicorp Ltd. (Peru) 2.750% due 06/17/25 ~	665,000	671,929
Credit Suisse AG (Switzerland)
0.495% due 02/02/24	1,930,000	1,907,610
1.000% due 05/05/23	3,030,000	3,038,884
2.800% due 04/08/22	2,420,000	2,434,835
2.997% due 12/14/23 ~	670,000	680,959
Crown Castle International Corp.
1.050% due 07/15/26	2,400,000	2,320,153
3.150% due 07/15/23	1,140,000	1,174,744
Danske Bank AS (Denmark)
1.226% due 06/22/24 ~	3,065,000	3,062,162
5.000% due 01/12/22 ~	1,835,000	1,836,634
5.375% due 01/12/24 ~	1,630,000	1,755,428
Equitable Financial Life Global Funding
0.500% due 04/06/23 ~	4,245,000	4,226,155
1.100% due 11/12/24 ~	1,530,000	1,512,541
Goldman Sachs Group, Inc.
0.657% due 09/10/24	2,430,000	2,410,515
0.673% due 03/08/24	2,605,000	2,593,914
0.925% due 10/21/24	1,090,000	1,085,746
3.500% due 04/01/25	2,170,000	2,296,252
5.750% due 01/24/22	2,010,000	2,016,074
Highwoods Realty LP REIT 3.625% due 01/15/23	1,305,000	1,328,594
HSBC Holdings PLC (United Kingdom)
0.976% due 05/24/25	1,545,000	1,527,130
1.162% due 11/22/24	1,475,000	1,471,240
1.645% due 04/18/26	1,375,000	1,364,676
2.099% due 06/04/26	1,585,000	1,596,488
ING Groep NV (Netherlands) 1.370% (USD LIBOR + 1.150%) due 03/29/22 §	1,970,000	1,974,734
Jackson Financial, Inc. 1.125% due 11/22/23 ~	2,155,000	2,151,880
JPMorgan Chase & Co.
0.824% due 06/01/25	2,030,000	2,007,374

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
0.934% (SOFR + 0.885%) due 04/22/27 §	$1,150,000	$1,165,692
2.083% due 04/22/26	3,500,000	3,555,054
LeasePlan Corp. NV (Netherlands) 2.875% due 10/24/24 ~	1,440,000	1,485,730
Lloyds Banking Group PLC (United Kingdom)
1.326% due 06/15/23	935,000	936,670
4.500% due 11/04/24	1,025,000	1,104,973
LSEGA Financing PLC (United Kingdom) 0.650% due 04/06/24 ~	2,875,000	2,835,147
Marsh & McLennan Cos., Inc. 3.875% due 03/15/24	1,815,000	1,920,560
Mitsubishi UFJ Financial Group, Inc. (Japan)
0.953% due 07/19/25	3,500,000	3,459,025
3.218% due 03/07/22	3,685,000	3,703,521
Mizuho Financial Group Cayman 2 Ltd. (Japan) 4.200% due 07/18/22 ~	3,500,000	3,563,899
Morgan Stanley
0.529% due 01/25/24	1,745,000	1,739,395
0.560% due 11/10/23	2,595,000	2,591,912
0.731% due 04/05/24	2,085,000	2,079,091
1.164% due 10/21/25	1,550,000	1,538,709
Nasdaq, Inc. 0.445% due 12/21/22	1,680,000	1,677,947
Nationwide Building Society (United Kingdom) 3.622% due 04/26/23 ~	2,275,000	2,293,676
Natwest Group PLC (United Kingdom) 3.875% due 09/12/23	2,030,000	2,117,655
NatWest Markets PLC (United Kingdom)
0.800% due 08/12/24 ~	1,055,000	1,038,163
2.375% due 05/21/23 ~	2,970,000	3,027,278
Park Aerospace Holdings Ltd. (Ireland)
4.500% due 03/15/23 ~	120,000	123,887
5.250% due 08/15/22 ~	1,550,000	1,584,274
PNC Bank NA 2.950% due 01/30/23	1,305,000	1,334,189
Principal Life Global Funding II 0.750% due 04/12/24 ~	1,230,000	1,221,729
Public Storage REIT 0.520% (SOFR + 0.470%) due 04/23/24 §	1,045,000	1,044,767
QNB Finance Ltd. (Qatar)
2.625% due 05/12/25 ~	1,280,000	1,316,358
3.500% due 03/28/24 ~	2,320,000	2,433,622
SBA Tower Trust
1.631% due 05/15/51 ~	1,045,000	1,029,355
SBA Tower Trust REIT
1.884% due 07/15/50 ~	725,000	724,646
2.836% due 01/15/50 ~	1,725,000	1,771,288
3.448% due 03/15/48 ~	4,500,000	4,524,875
Simon Property Group LP REIT
2.000% due 09/13/24	899,000	915,504
3.375% due 10/01/24	1,850,000	1,947,127
Societe Generale SA (France) 2.625% due 10/16/24 ~	335,000	344,344
Standard Chartered PLC (United Kingdom)
0.991% due 01/12/25 ~	900,000	890,786
1.282% (USD LIBOR + 1.150%) due 01/20/23 § ~	1,460,000	1,460,560
1.319% due 10/14/23 ~	945,000	945,944
1.822% due 11/23/25 ~	925,000	924,474
3.885% due 03/15/24 ~	395,000	407,223
3.950% due 01/11/23 ~	2,770,000	2,838,926
State Street Corp. 2.825% due 03/30/23	625,000	628,309

	Principal Amount	Value
Svenska Handelsbanken AB (Sweden)
0.550% due 06/11/24 ~	$1,520,000	$1,499,607
1.418% due 06/11/27 ~	1,465,000	1,441,890
Swedbank AB (Sweden)
0.600% due 09/25/23 ~	2,540,000	2,527,116
1.300% due 06/02/23 ~	2,205,000	2,219,717
Synchrony Bank 3.000% due 06/15/22	705,000	711,209
Synchrony Financial
2.850% due 07/25/22	6,027,000	6,089,092
4.250% due 08/15/24	4,015,000	4,254,949
Toronto-Dominion Bank (Canada) 0.700% due 09/10/24	2,920,000	2,883,745
Truist Financial Corp. 0.450% (SOFR + 0.400%) due 06/09/25 §	1,495,000	1,493,763
UBS Group AG (Switzerland)
1.008% due 07/30/24 ~	2,455,000	2,448,060
1.384% (USD LIBOR + 1.220%) due 05/23/23 § ~	3,105,000	3,117,855
1.494% due 08/10/27 ~	775,000	756,428
UniCredit SpA (Italy) 3.750% due 04/12/22 ~	3,665,000	3,692,978
Wells Fargo & Co.
1.654% due 06/02/24	1,780,000	1,795,651
2.188% due 04/30/26	1,575,000	1,604,027
3.500% due 03/08/22	216,000	217,243
4.125% due 08/15/23	765,000	802,562
Western Union Co. 2.850% due 01/10/25	2,440,000	2,526,967

		248,830,543

Industrial - 2.1%
Amphenol Corp. 2.050% due 03/01/25	1,580,000	1,610,991
Avnet, Inc. 4.875% due 12/01/22	670,000	694,034
Boral Finance Pty. Ltd. (Australia) 3.000% due 11/01/22 ~	475,000	480,333
Canadian Pacific Railway Co. (Canada)
1.350% due 12/02/24	2,510,000	2,513,532
1.750% due 12/02/26	1,100,000	1,104,571
Carrier Global Corp. 2.242% due 02/15/25	3,225,000	3,304,722
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	990,000	983,778
Eastern Creation II Investment Holdings Ltd. (China)
1.000% due 09/10/23 ~	3,060,000	3,043,003
1.350% due 10/20/24 ~	420,000	417,258
GATX Corp.
3.900% due 03/30/23	440,000	455,548
4.350% due 02/15/24	1,905,000	2,022,755
Guangzhou Metro Investment Finance BVI Ltd. (China) 1.507% due 09/17/25 ~	3,150,000	3,092,087
Kansas City Southern 3.000% due 05/15/23	1,940,000	1,985,245
Martin Marietta Materials, Inc. 0.650% due 07/15/23	855,000	852,216
Otis Worldwide Corp. 2.056% due 04/05/25	1,870,000	1,902,529
Republic Services, Inc. 2.500% due 08/15/24	1,575,000	1,621,758
Siemens Financieringsmaatschappij NV (Germany) 0.650% due 03/11/24 ~	1,535,000	1,523,133

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SMBC Aviation Capital Finance DAC (Ireland)
3.550% due 04/15/24 ~	$695,000	$725,986
4.125% due 07/15/23 ~	311,000	324,155
Yongda Investment Ltd. (China) 2.250% due 06/16/25 ~	1,860,000	1,858,018

		30,515,652

Technology - 2.9%
Analog Devices, Inc.
0.300% (SOFR + 0.250%) due 10/01/24 §	600,000	600,831
2.950% due 04/01/25	555,000	583,236
CDW LLC/CDW Finance Corp. 5.500% due 12/01/24	655,000	718,397
Fidelity National Information Services, Inc.
0.375% due 03/01/23	2,555,000	2,543,041
0.600% due 03/01/24	1,225,000	1,206,471
Fiserv, Inc.
2.750% due 07/01/24	3,345,000	3,461,797
3.800% due 10/01/23	1,070,000	1,118,931
Fortinet, Inc. 1.000% due 03/15/26	1,490,000	1,444,696
HCL America, Inc. (India) 1.375% due 03/10/26 ~	3,900,000	3,800,750
Marvell Technology, Inc. 4.200% due 06/22/23	2,070,000	2,151,913
Microchip Technology, Inc.
0.972% due 02/15/24	2,770,000	2,747,047
0.983% due 09/01/24 ~	2,050,000	2,013,536
2.670% due 09/01/23	2,125,000	2,171,053
NXP BV/NXP Funding LLC (China)
4.625% due 06/01/23 ~	5,800,000	6,072,100
4.875% due 03/01/24 ~	1,390,000	1,493,882
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 2.700% due 05/01/25 ~	395,000	408,606
Qorvo, Inc. 1.750% due 12/15/24 ~	960,000	961,630
Roper Technologies, Inc.
0.450% due 08/15/22	660,000	659,792
1.000% due 09/15/25	510,000	498,731
2.350% due 09/15/24	670,000	687,367
3.125% due 11/15/22	2,755,000	2,796,074
3.650% due 09/15/23	695,000	723,756
Skyworks Solutions, Inc. 0.900% due 06/01/23	650,000	646,858
VMware, Inc. 0.600% due 08/15/23	1,375,000	1,365,854

		40,876,349

Utilities - 3.4%
AES Corp. 3.300% due 07/15/25 ~	1,565,000	1,625,879
Alexander Funding Trust 1.841% due 11/15/23 ~	1,885,000	1,892,268
APT Pipelines Ltd. (Australia) 4.200% due 03/23/25 ~	3,250,000	3,478,334
Edison International
2.950% due 03/15/23	1,520,000	1,544,664
3.125% due 11/15/22	1,140,000	1,158,024
Enel Finance International NV (Italy)
1.375% due 07/12/26 ~	2,330,000	2,271,357
2.650% due 09/10/24 ~	520,000	535,828
FirstEnergy Corp. 3.350% due 07/15/22	3,135,000	3,148,637
Israel Electric Corp. Ltd. (Israel)
5.000% due 11/12/24 ~	1,750,000	1,901,156
6.875% due 06/21/23 ~	565,000	610,370
NextEra Energy Capital Holdings, Inc. 1.875% due 01/15/27	2,360,000	2,375,437

	Principal Amount	Value
NRG Energy, Inc. 3.750% due 06/15/24 ~	$1,125,000	$1,174,410
Pacific Gas and Electric Co.
1.750% due 06/16/22	12,360,000	12,360,091
3.500% due 06/15/25	2,010,000	2,088,684
San Diego Gas & Electric Co. 1.914% due 02/01/22	141,086	141,196
Sinosing Services Pte Ltd. (China) 2.250% due 02/20/25 ~	4,005,000	4,025,871
Tenaga Nasional Bhd (Malaysia) 7.500% due 11/01/25	1,200,000	1,430,997
Vistra Operations Co. LLC 3.550% due 07/15/24 ~	6,970,000	7,181,864

		48,945,067

Total Corporate Bonds & Notes (Cost $704,505,257)		709,324,571

MORTGAGE-BACKED SECURITIES - 19.6%
Collateralized Mortgage Obligations - Commercial - 6.8%
280 Park Avenue Mortgage Trust 0.990% (USD LIBOR + 0.880%) due 09/15/34 § ~	1,640,000	1,640,108
Austin Fairmont Hotel Trust 1.160% (USD LIBOR + 1.050%) due 09/15/32 § ~	1,180,000	1,180,420
BAMLL Commercial Mortgage Securities Trust
0.960% (USD LIBOR + 0.850%) due 09/15/34 § ~	4,770,000	4,769,552
2.110% (USD LIBOR + 2.000%) due 09/15/38 § ~	1,570,000	1,570,720
3.490% due 04/14/33 ~	1,775,000	1,849,193
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	29,853	29,853
Bank
2.056% due 11/15/62	637,570	642,037
2.263% due 08/15/61	627,819	636,827
BCP Trust 0.909% (USD LIBOR + 0.799%) due 06/15/38 § ~	1,045,000	1,035,277
BPR Trust 1.260% (USD LIBOR + 1.150%) due 09/15/38 § ~	1,585,000	1,583,732
BSREP Commercial Mortgage Trust 2.010% (USD LIBOR + 1.900%) due 08/15/38 § ~	700,000	698,010
BX Commercial Mortgage Trust
1.190% (USD LIBOR + 1.080%) due 10/15/36 § ~	1,249,500	1,249,190
1.230% (USD LIBOR + 1.120%) due 12/15/36 § ~	1,139,831	1,138,607
1.360% (USD LIBOR + 1.250%) due 12/15/36 § ~	1,098,079	1,095,262
1.390% (USD LIBOR + 1.280%) due 06/15/23 § ~	935,000	935,768
1.510% (USD LIBOR + 1.400%) due 06/15/38 § ~	1,395,000	1,389,695
CGDB Commercial Mortgage Trust 1.760% (USD LIBOR + 1.650%) due 11/15/36 § ~	2,615,000	2,590,990
Cold Storage Trust 1.410% (USD LIBOR + 1.300%) due 11/15/37 § ~	1,484,316	1,483,706
Commercial Mortgage Trust
3.633% due 02/10/37 § ~	2,115,000	2,095,180
3.838% due 09/10/47	2,825,000	2,983,165
3.926% due 03/10/48 §	845,000	886,816
3.961% due 03/10/47	2,155,000	2,260,741
4.080% due 08/10/47	1,760,000	1,858,393

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
4.106% due 03/10/48 §	$1,770,000	$1,838,208
4.353% due 08/10/30 ~	1,180,000	1,224,002
4.641% due 02/10/47 §	1,715,000	1,812,133
4.701% due 03/10/47	1,730,000	1,816,727
4.703% due 08/10/47 § ~	710,000	698,352
Credit Suisse Mortgage Capital Certificates
1.540% (USD LIBOR + 1.430%) due 05/15/36 § ~	2,140,000	2,136,322
1.710% (USD LIBOR + 1.600%) due 05/15/36 § ~	1,575,000	1,571,399
CSAIL Commercial Mortgage Trust 2.360% due 06/15/52	711,388	719,759
Extended Stay America Trust 1.810% (USD LIBOR + 1.700%) due 07/15/38 § ~	1,711,098	1,714,432
Fontainebleau Miami Beach Trust
3.447% due 12/10/36 ~	1,715,000	1,752,161
3.750% due 12/10/36 ~	2,460,000	2,513,612
GCT Commercial Mortgage Trust 0.910% (USD LIBOR + 0.800%) due 02/15/38 § ~	1,325,000	1,323,903
Great Wolf Trust 1.743% (USD LIBOR + 1.633%) due 12/15/36 § ~	1,055,000	1,049,833
GS Mortgage Securities Corp. Trust 1.710% (USD LIBOR + 1.600%) due 05/15/26 § ~	1,440,000	1,440,601
InTown Hotel Portfolio Trust
1.060% (USD LIBOR + 0.950%) due 01/15/33 § ~	835,000	834,299
1.610% (USD LIBOR + 1.500%) due 01/15/33 § ~	685,000	684,003
JP Morgan Chase Commercial Mortgage Securities Trust
1.460% (USD LIBOR + 1.350%) due 09/15/29 § ~	3,240,000	3,203,636
1.710% (USD LIBOR + 1.600%) due 09/15/29 § ~	1,025,000	1,008,607
1.880% (USD LIBOR + 1.770%) due 10/15/33 § ~	2,345,000	2,343,260
2.280% (USD LIBOR + 2.170%) due 10/15/33 § ~	1,890,000	1,886,857
JPMBB Commercial Mortgage Securities Trust 3.934% due 09/15/47	2,420,000	2,566,449
KIND Trust 1.860% (USD LIBOR + 1.750%) due 08/15/38 § ~	2,065,000	2,056,485
KKR Industrial Portfolio Trust
1.110% (USD LIBOR + 1.000%) due 12/15/37 § ~	660,000	654,761
1.360% (USD LIBOR + 1.250%) due 12/15/37 § ~	476,250	471,355
Merit
1.510% (USD LIBOR + 1.400%) due 08/15/37 § ~	1,598,442	1,600,257
1.810% (USD LIBOR + 1.700%) due 08/15/37 § ~	787,433	788,442
2.460% (USD LIBOR + 2.350%) due 08/15/37 § ~	1,037,337	1,039,093
MHC Trust 1.210% (USD LIBOR + 1.100%) due 05/15/23 § ~	1,390,000	1,380,975
Morgan Stanley Bank of America Merrill Lynch Trust 4.110% due 10/15/47 §	775,000	814,927
Morgan Stanley Capital I Trust
3.300% (USD LIBOR + 1.800%) due 12/15/36 § ~	775,000	777,228
3.912% due 09/09/32 ~	2,700,000	2,825,811

	Principal Amount	Value
New Orleans Hotel Trust 1.399% (USD LIBOR + 1.289%) due 04/15/32 § ~	$3,355,000	$3,328,530
ONE Mortgage Trust
1.060% (USD LIBOR + 0.950%) due 03/15/36 § ~	2,945,000	2,925,467
1.210% (USD LIBOR + 1.100%) due 03/15/36 § ~	1,580,000	1,566,679
RLGH Trust 0.910% (USD LIBOR + 0.800%) due 04/15/36 § ~	1,370,000	1,370,989
Shelter Growth CRE Issuer Ltd. (Cayman) 1.190% (USD LIBOR + 1.080%) due 09/15/36 § ~	1,168,714	1,169,123
SLIDE
1.260% (USD LIBOR + 1.150%) due 06/15/31 § ~	1,610,580	1,609,437
2.210% (USD LIBOR + 2.100%) due 06/15/31 § ~	1,240,332	1,222,193
WFRBS Commercial Mortgage Trust
4.045% due 03/15/47	1,465,000	1,535,365
4.697% due 04/15/45	1,143,286	1,144,011

		98,022,925

Collateralized Mortgage Obligations - Residential - 9.5%
Angel Oak Mortgage Trust
0.909% due 01/25/66 § ~	1,984,623	1,974,696
0.985% due 04/25/66 § ~	1,524,465	1,508,449
1.068% due 05/25/66 § ~	1,143,889	1,134,856
1.261% due 05/25/65 § ~	849,451	848,467
1.579% due 05/25/65 § ~	629,059	628,714
1.691% due 04/25/65 § ~	1,515,586	1,520,599
2.872% due 04/25/65 § ~	385,895	388,914
3.301% due 07/26/49 § ~	457,899	460,569
3.920% due 11/25/48 § ~	911,781	918,945
Barclays Mortgage Loan Trust 1.747% due 09/25/51 § ~	2,712,105	2,705,310
Bayview MSR Opportunity Master Fund Trust 2.500% due 06/25/51 § ~	1,958,247	1,980,367
BINOM Securitization Trust 2.625% due 06/25/56 § ~	890,000	891,965
BRAVO Residential Funding Trust 1.699% due 04/25/60 § ~	1,792,866	1,786,371
CIM Trust 2.500% due 04/25/50 § ~	1,584,805	1,598,506
COLT Mortgage Loan Trust
1.167% due 06/25/66 § ~	1,312,169	1,295,201
1.419% due 09/27/66 § ~	861,724	850,496
1.506% due 04/27/65 § ~	291,112	291,375
Deephaven Residential Mortgage Trust
0.899% due 04/25/66 § ~	619,434	609,978
0.973% due 05/25/65 § ~	485,491	482,027
1.260% due 04/25/66 § ~	678,029	667,504
1.692% due 05/25/65 ~	439,471	439,746
2.339% due 01/25/60 § ~	499,173	499,717
Eagle RE Ltd. (Bermuda) 1.600% (SOFR + 1.550%) due 04/25/34 § ~	920,000	920,696
Ellington Financial Mortgage Trust
0.797% due 02/25/66 § ~	446,593	442,999
0.931% due 06/25/66 § ~	767,963	754,618
1.106% due 02/25/66 § ~	383,612	380,047
1.241% due 09/25/66 § ~	950,660	935,298
1.291% due 06/25/66 § ~	739,964	726,783
1.550% due 09/25/66 § ~	682,255	670,539
2.006% due 05/25/65 § ~	625,100	626,851
2.739% due 11/25/59 § ~	405,467	408,430
3.046% due 11/25/59 § ~	363,880	366,027

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Fannie Mae 3.000% due 11/25/47	$2,548,760	$2,659,605
Fannie Mae Connecticut Avenue Securities
0.953% (USD LIBOR + 0.850%) due 07/25/30 §	1,647,487	1,646,348
1.203% (USD LIBOR + 1.100%) due 11/25/29 §	2,241,838	2,246,019
1.303% (USD LIBOR + 1.200%) due 01/25/30 §	927,649	907,055
1.453% (USD LIBOR + 1.350%) due 09/25/29 §	79,475	80,252
2.203% (USD LIBOR + 2.100%) due 03/25/31 §	1,917,884	1,934,879
4.553% (USD LIBOR + 4.450%) due 01/25/29 §	1,025,789	1,063,456
Flagstar Mortgage Trust
0.952% (USD LIBOR + 0.850%) due 03/25/50 § ~	535,870	535,712
4.000% due 09/25/48 § ~	491,628	496,051
Freddie Mac STACR Trust
0.700% (SOFR + 0.650%) due 01/25/51 § ~	233,729	233,686
0.750% (SOFR + 0.700%) due 08/25/33 § ~	1,513,040	1,512,522
0.850% (SOFR + 0.800%) due 08/25/33 § ~	1,083,621	1,083,210
0.853% (USD LIBOR + 0.750%) due 10/25/48 § ~	102,731	102,736
0.900% (SOFR + 0.850%) due 09/25/41 § ~	1,040,000	1,040,358
0.903% (USD LIBOR + 0.800%) due 12/25/30 § ~	382,706	382,738
0.950% (SOFR + 0.900%) due 12/25/50 § ~	166,290	166,317
1.053% (USD LIBOR + 0.950%) due 12/25/30 § ~	700,000	701,163
1.503% (USD LIBOR + 1.400%) due 02/25/49 § ~	1,152,077	1,155,855
1.550% (SOFR + 1.500%) due 10/25/41 § ~	1,125,000	1,125,523
1.700% (SOFR + 1.650%) due 01/25/34 § ~	920,000	924,554
1.850% (SOFR + 1.800%) due 11/25/41 § ~	1,160,000	1,164,330
1.953% (USD LIBOR + 1.850%) due 02/25/50 § ~	1,987,634	1,996,192
2.453% (USD LIBOR + 2.350%) due 02/25/49 § ~	2,533,720	2,556,800
3.203% (USD LIBOR + 3.100%) due 03/25/50 § ~	1,001,429	1,014,131
3.253% (USD LIBOR + 3.150%) due 09/25/50 § ~	260,136	261,038
3.661% due 10/25/46 §	80,789	80,961
3.849% due 05/25/47 § ~	239,407	240,754
7.000% due 09/15/30	142,660	159,839
Freddie Mac Structured Agency Credit Risk Debt Notes
1.303% (USD LIBOR + 1.200%) due 10/25/29 §	107,611	107,617
4.753% (USD LIBOR + 4.650%) due 10/25/28 §	1,098,971	1,139,386
4.803% (USD LIBOR + 4.700%) due 04/25/28 §	1,079,989	1,114,233
FWD Securitization Trust 2.240% due 01/25/50 § ~	1,390,659	1,399,044
Galton Funding Mortgage Trust
2.310% due 01/25/60 § ~	149,922	151,508
2.832% due 01/25/60 § ~	1,085,000	1,078,301
3.339% due 10/25/59 § ~	680,000	679,322
3.500% due 11/25/57 § ~	369,552	371,701

	Principal Amount	Value
4.000% due 02/25/59 § ~	$222,767	$224,024
4.500% due 02/25/59 § ~	304,786	308,188
GS Mortgage-Backed Securities Corp. Trust
1.017% due 07/25/61 § ~	892,487	885,388
2.500% due 10/25/51 § ~	2,850,367	2,882,705
GS Mortgage-Backed Securities Trust
1.654% due 07/25/44 § ~	26,342	26,571
2.500% due 01/25/52 § ~	1,139,589	1,151,814
Homeward Opportunities Fund I Trust
1.657% due 05/25/65 § ~	1,001,219	1,002,714
2.675% due 11/25/59 § ~	209,988	210,181
Hundred Acre Wood Trust 2.500% due 07/25/51 § ~	1,951,892	1,974,075
Imperial Fund Mortgage Trust 1.516% due 09/25/56 § ~	1,206,065	1,192,957
JP Morgan Mortgage Trust
3.000% due 10/25/50 § ~	621,238	630,932
3.500% due 08/25/50 § ~	463,040	470,729
Mello Mortgage Capital Acceptance 2.500% due 10/25/51 § ~	1,605,565	1,623,664
MFA Trust 0.852% due 01/25/56 § ~	988,431	983,724
New Residential Mortgage Loan Trust
0.943% due 07/25/55 § ~	1,479,386	1,469,554
1.650% due 05/24/60 § ~	1,167,391	1,168,470
2.464% due 01/26/60 § ~	451,700	453,159
2.500% due 06/25/51 § ~	1,289,805	1,304,481
2.500% due 09/25/51 § ~	3,499,505	3,537,045
2.710% due 11/25/59 § ~	894,777	899,294
NLT Trust
1.162% due 08/25/56 § ~	3,793,095	3,738,093
1.520% due 08/25/56 § ~	974,303	960,273
OBX Trust
0.852% (USD LIBOR + 0.750%) due 02/25/60 § ~	584,392	585,128
1.002% (USD LIBOR + 0.900%) due 06/25/59 § ~	87,309	87,550
1.002% (USD LIBOR + 0.900%) due 10/25/59 § ~	250,492	251,143
1.052% (USD LIBOR + 0.950%) due 02/25/60 § ~	955,598	955,139
1.054% due 07/25/61 § ~	932,627	921,241
1.302% (USD LIBOR + 1.200%) due 06/25/59 § ~	335,244	334,295
2.500% due 05/25/51 § ~	2,170,634	2,190,414
3.000% due 01/25/60 § ~	799,283	800,346
3.000% due 05/25/60 § ~	1,532,476	1,541,042
3.500% due 12/25/49 § ~	241,902	244,521
3.500% due 02/25/60 § ~	827,154	838,058
PSMC Trust
2.500% due 03/25/51 § ~	3,156,559	3,188,367
2.500% due 05/25/51 § ~	2,405,033	2,432,314
Sequoia Mortgage Trust
4.000% due 06/25/48 § ~	434,064	436,950
4.000% due 08/25/48 § ~	324,976	327,776
4.000% due 10/25/48 § ~	82,017	82,601
4.500% due 08/25/48 § ~	80,220	81,066
SG Residential Mortgage Trust 1.381% due 05/25/65 § ~	581,780	580,975
STACR Trust
0.853% (USD LIBOR + 0.750%) due 09/25/48 § ~	4,736	4,734
1.003% (USD LIBOR + 0.900%) due 09/25/48 § ~	1,025,000	1,026,062
1.353% (USD LIBOR + 1.250%) due 02/25/47 § ~	735,836	736,242
Starwood Mortgage Residential Trust
0.943% due 05/25/65 § ~	1,574,873	1,564,914
1.162% due 08/25/56 § ~	3,272,523	3,245,041
2.408% due 02/25/50 § ~	804,654	808,772

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.610% due 09/27/49 § ~	$64,332	$64,809
2.916% due 09/27/49 § ~	665,197	665,366
TRK Trust 1.409% due 07/25/56 § ~	601,663	595,144
UWM Mortgage Trust 2.500% due 09/25/51 § ~	630,159	637,280
Verus Securitization Trust
0.918% due 02/25/64 § ~	1,149,094	1,147,082
1.031% due 02/25/66 § ~	1,069,232	1,059,170
1.052% due 01/25/66 § ~	833,923	825,077
1.155% due 01/25/66 § ~	496,534	488,947
1.373% due 09/25/66 § ~	1,017,237	1,002,378
1.829% due 10/25/66 § ~	3,580,597	3,575,349
1.977% due 03/25/60 § ~	195,143	195,887
2.226% due 05/25/60 § ~	1,217,295	1,219,862
2.724% due 01/25/60 § ~	1,154,008	1,156,902
2.913% due 07/25/59 § ~	863,754	869,021
3.000% due 11/25/59 § ~	696,264	703,458
3.100% due 11/25/59 § ~	981,561	1,001,832
3.117% due 07/25/59 § ~	1,148,698	1,155,568
Vista Point Securitization Trust
1.763% due 03/25/65 § ~	572,899	575,209
2.496% due 04/25/65 § ~	424,116	424,171
Wells Fargo Mortgage-Backed Securities Trust
2.500% due 12/25/50 § ~	2,654,412	2,681,227
2.500% due 09/25/51 § ~	2,069,323	2,091,417
ZH Trust 2.253% due 02/18/27 ~	1,215,000	1,199,426

		136,925,564

Fannie Mae - 2.0%
due 01/01/52 - 02/01/52 #	10,080,000	10,578,548
1.690% (USD LIBOR + 1.541%) due 01/01/35 §	3,176	3,301
1.880% (USD LIBOR + 1.505%) due 02/01/33 §	23,322	23,492
1.981% (USD LIBOR + 1.612%) due 04/01/33 §	20,153	20,246
2.000% (USD LIBOR + 1.750%) due 05/01/33 §	33,932	34,022
2.281% (UST + 2.253%) due 06/01/33 §	296,508	315,336
2.340% (UST + 2.215%) due 02/01/33 §	40,591	40,961
2.383% (UST + 2.258%) due 06/01/35 §	73,241	73,417
3.000% due 09/01/28 - 02/01/35	2,909,059	3,073,116
3.500% due 01/01/44 - 07/01/50	1,436,659	1,538,214
4.000% due 03/01/41 - 12/01/49	569,555	608,197
4.500% due 05/01/25 - 01/01/50	3,979,491	4,300,366
5.000% due 07/01/24 - 02/01/49	1,799,125	2,022,570
5.500% due 01/01/36 - 06/01/39	1,272,732	1,454,530
6.000% due 03/01/37 - 02/01/49	3,341,478	3,890,848
6.500% due 05/01/33	315,650	359,107
7.000% due 05/01/33 - 06/01/33	139,923	156,581

		28,492,852

Freddie Mac - 0.4%
2.000% due 01/01/36 - 09/01/36	3,400,513	3,493,033
2.076% (UST + 1.951%) due 02/01/35 §	90,334	90,785
2.100% (USD LIBOR + 1.725%) due 03/01/35 §	29,962	30,166
2.307% (UST + 2.214%) due 09/01/35 §	223,960	233,694
2.355% (UST + 2.250%) due 08/01/35 §	191,490	203,656
4.000% due 12/01/49	320,678	346,105
4.500% due 05/01/50	302,403	325,605

	Principal Amount	Value
5.000% due 12/01/41	$632,084	$693,540
5.500% due 07/01/38 - 06/01/41	327,325	375,209
7.000% due 03/01/39	223,943	254,186
7.500% due 06/01/38	212,632	241,538

		6,287,517

Government National Mortgage Association - 0.9%
due 01/01/52 #	3,150,000	3,280,170
1.625% (UST + 1.500%) due 09/20/34 §	352,242	359,371
2.000% (UST + 1.500%) due 01/20/35 §	460,244	481,846
3.500% due 08/20/51	2,422,537	2,530,174
4.000% due 10/20/50	892,158	941,053
4.500% due 08/20/47	146,242	157,040
5.000% due 12/20/34 - 05/20/48	1,988,651	2,157,696
5.500% due 09/15/45 - 02/20/49	1,696,465	1,911,618
6.000% due 07/15/36	223,508	259,681

		12,078,649

Total Mortgage-Backed Securities (Cost $281,970,091)		281,807,507

ASSET-BACKED SECURITIES - 13.9%
American Express Credit Account Master Trust 3.070% due 10/15/24	6,695,000	6,731,591
AmeriCredit Automobile Receivables Trust
0.890% due 10/19/26	1,665,000	1,647,389
0.970% due 02/18/26	800,000	801,496
1.060% due 08/18/26	980,000	978,058
1.210% due 12/18/26	1,030,000	1,017,121
1.290% due 06/18/27	2,095,000	2,062,738
1.590% due 10/20/25	1,215,000	1,223,316
1.800% due 12/18/25	1,175,000	1,185,739
3.080% due 12/18/23	4,700,000	4,746,726
3.820% due 03/18/24	6,575,000	6,727,749
Applebee’s Funding LLC/IHOP Funding LLC 4.194% due 06/05/49 ~	2,767,050	2,809,165
Arbor Realty Commercial Real Estate Notes Ltd.
1.180% (USD LIBOR + 1.070%) due 08/15/34 § ~	2,245,000	2,242,194
1.440% (USD LIBOR + 1.350%) due 11/15/36 § ~	1,590,000	1,593,237
Ares LVIII CLO Ltd. (Cayman) 1.344% (USD LIBOR + 1.220%) due 01/15/33 § ~	820,000	820,424
Avis Budget Rental Car Funding AESOP LLC
2.330% due 08/20/26 ~	930,000	953,729
3.350% due 09/22/25 ~	1,355,000	1,420,603
3.410% due 09/20/23 ~	1,135,000	1,148,298
3.700% due 03/20/23 ~	312,500	313,747
4.530% due 03/20/23 ~	425,000	427,030
4.950% due 03/20/25 ~	745,000	789,644
Bayview Mortgage Fund IVc Trust 3.500% due 01/28/58 § ~	2,109,051	2,119,266
Bayview Opportunity Master Fund IVa Trust 3.500% due 06/28/57 § ~	1,840,041	1,869,003
Bayview Opportunity Master Fund IVb Trust
3.500% due 01/28/55 § ~	948,427	960,553
3.500% due 08/28/57 § ~	1,733,218	1,718,571
Blackbird Capital Aircraft Lease Securitization Ltd (Cayman) 2.487% due 12/16/41 § ~	1,110,000	1,093,310
BlueMountain CLO Ltd. (Cayman) 1.052% (USD LIBOR + 0.930%) due 07/18/27 § ~	797,037	797,237

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	$407,852	$420,141
CarMax Auto Owner Trust 1.090% due 03/16/26	2,730,000	2,728,426
Carmax Auto Owner Trust 3.010% due 12/16/24	3,280,000	3,369,344
CBAM Ltd. (Cayman) 1.404% (USD LIBOR + 1.280%) due 02/12/30 § ~	5,835,000	5,840,707
Cedar Funding XIV CLO Ltd. (Cayman) 1.224% (USD LIBOR + 1.100%) due 07/15/33 § ~	2,230,000	2,227,289
CIFC Funding Ltd. (Cayman) 1.174% (USD LIBOR + 1.050%) due 04/24/30 § ~	3,990,000	3,992,702
CNH Equipment Trust
1.510% due 04/15/27	1,125,000	1,133,178
2.010% due 12/16/24	2,174,254	2,195,392
3.010% due 04/15/24	407,744	411,656
3.470% due 10/15/25	795,000	800,546
Daimler Trucks Retail Trust 1.370% due 06/15/27	1,940,000	1,952,770
Dryden 86 CLO Ltd. (Cayman) 1.222% (USD LIBOR + 1.100%) due 07/17/34 § ~	2,225,000	2,227,778
Elara HGV Timeshare Issuer LLC
2.690% due 03/25/30 ~	388,389	393,440
2.730% due 04/25/28 ~	731,493	739,415
Ford Credit Auto Lease Trust 2.050% due 06/15/23	1,040,000	1,047,705
Ford Credit Auto Owner Trust
1.740% due 04/15/33 ~	1,355,000	1,340,371
3.520% due 07/15/30 ~	4,155,000	4,358,207
Ford Credit Floorplan Master Owner Trust 1.420% due 09/15/25	1,885,000	1,888,306
GM Financial Automobile Leasing Trust
1.560% due 07/22/24	3,280,000	3,304,408
2.560% due 07/22/24	860,000	876,346
GM Financial Consumer Automobile Receivables Trust
1.050% due 05/18/26	1,005,000	997,107
1.490% due 12/16/24	520,625	523,775
GMF Floorplan Owner Revolving Trust 1.030% due 08/15/25 ~	830,000	829,660
Hilton Grand Vacations Trust
2.660% due 12/26/28 ~	348,944	353,894
2.740% due 02/25/39 ~	1,094,793	1,125,640
2.960% due 12/26/28 ~	97,263	98,492
Hyundai Auto Receivables Trust
1.410% due 11/15/24	1,375,000	1,384,362
1.600% due 12/15/26	1,360,000	1,366,909
2.940% due 05/15/25	1,340,000	1,368,692
KKR CLO 29 Ltd. (Cayman) 1.324% (USD LIBOR + 1.200%) due 01/15/32 § ~	2,500,000	2,503,698
Kubota Credit Owner Trust 1.960% due 03/15/24 ~	1,237,054	1,248,114
Madison Park Funding XXIII Ltd. (Cayman)
1.105% (USD LIBOR + 0.970%) due 07/27/31 § ~	2,610,000	2,610,789
1.685% (USD LIBOR + 1.550%) due 07/27/31 § ~	1,675,000	1,675,832
MF1 Ltd. (Cayman) 1.188% (USD LIBOR + 1.080%) due 10/16/36 § ~	1,635,000	1,634,678
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	16,008	16,018
MMAF Equipment Finance LLC 3.200% due 09/12/22 ~	—	—
MVW LLC 2.730% due 10/20/37 ~	433,849	439,727

	Principal Amount	Value
MVW Owner Trust
2.420% due 12/20/34 ~	$180,211	$182,199
2.750% due 12/20/34 ~	61,369	61,956
2.890% due 11/20/36 ~	1,284,698	1,304,188
2.990% due 12/20/34 ~	165,599	166,589
Navient Private Education Refi Loan Trust
1.170% due 09/16/69 ~	741,048	737,907
1.220% due 07/15/69 ~	606,311	605,246
1.310% due 01/15/69 ~	388,430	387,027
1.690% due 05/15/69 ~	1,107,001	1,108,259
2.150% due 11/15/68 ~	4,645,000	4,689,749
2.400% due 10/15/68 ~	888,966	902,048
2.460% due 11/15/68 ~	1,425,812	1,454,500
2.640% due 05/15/68 ~	1,847,982	1,864,716
3.420% due 01/15/43 ~	2,649,303	2,705,394
Navistar Financial Dealer Note Master Trust
1.052% (USD LIBOR + 0.950%) due 07/25/25 § ~	1,599,000	1,605,023
1.452% (USD LIBOR + 1.350%) due 07/25/25 § ~	1,720,000	1,728,103
Nelnet Student Loan Trust 1.320% due 04/20/62 ~	1,385,072	1,364,847
Neuberger Berman Loan Advisers CLO 26 Ltd. (Cayman) 1.545% (USD LIBOR + 1.400%) due 10/18/30 § ~	1,755,000	1,751,388
Neuberger Berman Loan Advisers CLO 32 Ltd. (Cayman) 1.114% (USD LIBOR + 0.990%) due 01/20/32 § ~	3,755,000	3,758,746
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman) 1.182% (USD LIBOR + 1.060%) due 04/16/33 § ~	1,085,000	1,086,503
Nissan Auto Receivables Owner Trust 1.380% due 12/16/24	698,936	702,696
OCP CLO Ltd. (Cayman)
1.252% (USD LIBOR + 1.120%) due 07/20/29 § ~	4,175,000	4,176,101
1.674% (USD LIBOR + 1.550%) due 07/15/30 § ~	2,710,000	2,709,045
Octane Receivables Trust 1.210% due 09/20/28 ~	1,403,693	1,396,819
Palmer Square CLO Ltd. (Cayman) 1.214% (USD LIBOR + 1.080%) due 11/15/31 § ~	3,645,000	3,645,000
Planet Fitness Master Issuer LLC 4.262% due 09/05/48 ~	1,901,138	1,908,474
Santander Bank NA - SBCLN 1.833% due 12/15/31 ~	550,000	549,592
Santander Consumer Auto Receivables Trust 1.290% due 04/15/26 ~	1,810,000	1,813,830
Santander Drive Auto Receivables Trust
0.690% due 03/17/25	2,855,000	2,856,978
1.010% due 01/15/26	1,610,000	1,612,702
Santander Retail Auto Lease Trust
1.110% due 03/20/26 ~	1,290,000	1,274,039
1.860% due 02/21/23 ~	2,792,487	2,801,553
2.520% due 11/20/24 ~	1,245,000	1,257,489
2.880% due 06/20/24 ~	3,130,000	3,176,213
3.300% due 05/22/23 ~	1,070,342	1,072,573
Sierra Timeshare Conduit Receivables Funding LLC 2.910% due 03/20/34 ~	97,212	97,280
Sierra Timeshare Receivables Funding LLC 3.510% due 07/20/37 ~	613,533	624,578
SLM Student Loan Trust 0.503% (USD LIBOR + 0.400%) due 03/25/25 §	1,958,340	1,928,804

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SMB Private Education Loan Trust
0.830% (USD LIBOR + 0.720%) due 01/15/37 § ~	$2,561,014	$2,571,405
1.110% (USD LIBOR + 1.000%) due 06/15/27 § ~	24,519	24,526
1.290% due 07/15/53 ~	1,901,633	1,881,872
1.310% due 07/17/51 ~	3,195,616	3,173,173
1.600% due 09/15/54 ~	5,848,923	5,772,123
1.610% (USD LIBOR + 1.500%) due 04/15/32 § ~	1,880,128	1,898,179
Symphony CLO XXIII Ltd. (Cayman) 1.195% (USD LIBOR + 1.020%) due 01/15/34 § ~	3,645,000	3,645,089
Symphony CLO XXVI Ltd. (Cayman) 1.212% (USD LIBOR + 1.080%) due 04/20/33 § ~	1,110,000	1,111,387
Symphony Static CLO I Ltd. (Cayman) 1.579% (USD LIBOR + 1.450%) due 10/25/29 § ~	2,825,000	2,825,103
Towd Point Mortgage Trust
2.750% due 08/25/55 § ~	72,021	72,263
3.000% due 02/25/55 § ~	93,018	93,588
3.250% due 07/25/58 § ~	1,151,415	1,170,088
3.678% due 03/25/58 § ~	1,128,967	1,170,035
3.750% due 05/25/58 § ~	624,782	647,104
Volkswagen Auto Loan Enhanced Trust 1.260% due 08/20/26	1,045,000	1,051,928
World Omni Auto Receivables Trust 1.640% due 08/17/26	825,000	829,360
World Omni Select Auto Trust
0.840% due 06/15/26	1,200,000	1,199,942
1.250% due 10/15/26	1,375,000	1,376,489

Total Asset-Backed Securities (Cost $198,358,165)		199,205,256

U.S. TREASURY OBLIGATIONS - 15.5%
U.S. Treasury Inflation Protected Securities - 0.5%
0.625% due 04/15/23 ^	6,929,795	7,245,010

U.S. Treasury Notes - 15.0%
0.125% due 04/30/23 ‡	67,215,000	66,863,171
0.125% due 05/31/23	9,690,000	9,631,330
0.125% due 06/30/23	22,195,000	22,046,744
0.125% due 07/15/23	6,380,000	6,334,642
0.125% due 07/31/23	22,140,000	21,968,761
0.125% due 08/15/23	2,795,000	2,772,509
0.125% due 08/31/23	57,110,000	56,612,518
0.250% due 09/30/23	3,685,000	3,659,378
0.500% due 11/30/23	10,830,000	10,789,388
0.750% due 12/31/23	14,330,000	14,333,919

		215,012,360

Total U.S. Treasury Obligations (Cost $223,461,749)		222,257,370

FOREIGN GOVERNMENT BONDS & NOTES - 0.1%
Korea Hydro & Nuclear Power Co. Ltd. (South Korea) 1.250% due 04/27/26 ~	1,790,000	1,759,005

Total Foreign Government Bonds & Notes (Cost $1,781,078)		1,759,005

	Principal Amount	Value

MUNICIPAL BONDS - 0.7%
Chicago Transit Authority Sales Tax Receipts Fund
1.708% due 12/01/22	$85,000	$85,659
1.838% due 12/01/23	80,000	80,921
2.064% due 12/01/24	230,000	233,449
Dallas Fort Worth International Airport 1.329% due 11/01/25	490,000	488,245
Golden State Tobacco Securitization Corp.
1.337% due 06/01/23	1,070,000	1,072,229
1.711% due 06/01/24	1,505,000	1,512,007
Houston TX Airport System Revenue
0.883% due 07/01/22	170,000	170,387
1.054% due 07/01/23	285,000	285,961
1.272% due 07/01/24	950,000	952,768
Long Island Power Authority 0.764% due 03/01/23	720,000	720,577
State Board of Administration Finance Corp. 1.258% due 07/01/25	3,260,000	3,245,206
State of Connecticut
1.998% due 07/01/24	550,000	560,701
2.000% due 07/01/23	220,000	223,722
2.098% due 07/01/25	365,000	373,004

Total Municipal Bonds (Cost $9,980,654)		10,004,836

SHORT-TERM INVESTMENTS - 1.4%
Corporate Notes - 0.0%
Pacific Gas and Electric Co. 1.200% (SOFR + 1.150%) due 11/14/22 §	350,000	350,570

Repurchase Agreement - 1.4%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $20,012,471; collateralized by U.S. Treasury Inflation Indexed Notes: 0.125% due 01/15/30 and value $20,412,769)	20,012,471	20,012,471

Total Short-Term Investments (Cost $20,362,471)		20,363,041

TOTAL INVESTMENTS - 100.6% (Cost $1,440,419,465)		1,444,721,586

DERIVATIVES - (0.0%)		(595,935)

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(8,513,835)

NET ASSETS - 100.0%		$1,435,611,816

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	49.4%
Mortgage-Backed Securities	19.6%
U.S. Treasury Obligations	15.5%
Asset-Backed Securities	13.9%
Others (each less than 3.0%)	2.2%

	100.6%

Derivatives	(0.0%	)
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	As of December 31, 2021, an investment with a value of $815,708 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	03/22	1,155	$252,465,018	$251,988,517	($476,501)

Short Futures Outstanding
U.S. Treasury 5-Year Notes	03/22	259	31,334,585	31,332,930	1,655
U.S. Treasury 10-Year Notes	03/22	88	11,446,062	11,481,250	(35,188)
U.S. Treasury Ultra 10-Year Notes	03/22	41	5,918,037	6,003,938	(85,901)

					(119,434)

Total Futures Contracts					($595,935)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$709,324,571	$-	$709,324,571	$-
	Mortgage-Backed Securities	281,807,507	-	281,807,507	-
	Asset-Backed Securities	199,205,256	-	199,205,256	-
	U.S. Treasury Obligations	222,257,370	-	222,257,370	-
	Foreign Government Bonds & Notes	1,759,005	-	1,759,005	-
	Municipal Bonds	10,004,836	-	10,004,836	-
	Short-Term Investments	20,363,041	-	20,363,041	-
	Derivatives:
	Interest Rate Contracts
	Futures	1,655	1,655	-	-

	Total Assets	1,444,723,241	1,655	1,444,721,586	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(597,590)	(597,590)	-	-

	Total Liabilities	(597,590)	(597,590)	-	-

	Total	$1,444,125,651	($595,935)	$1,444,721,586	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 41.7%
Azerbaijan - 1.0%
International Bank of Azerbaijan OJSC 3.500% due 09/01/24 ~	$2,250,000	$2,268,225
Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	1,950,000	2,245,464
State Oil Co. of the Azerbaijan Republic 6.950% due 03/18/30 ~	987,000	1,194,724

		5,708,413

Brazil - 2.0%
CSN Inova Ventures 6.750% due 01/28/28 ~	3,250,000	3,426,166
Itau Unibanco Holding SA 6.125% due 12/12/22 ~	5,175,000	5,215,313
MC Brazil Downstream Trading SARL 7.250% due 06/30/31 ~	2,700,000	2,692,454

		11,333,933

Burkina Faso - 0.6%
Endeavour Mining PLC 5.000% due 10/14/26 ~	3,600,000	3,579,984

Chile - 0.6%
Alfa Desarrollo SpA 4.550% due 09/27/51 ~	3,075,000	3,040,006

Colombia - 0.4%
Ecopetrol SA 6.875% due 04/29/30	1,800,000	2,012,337
Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 1,198,000,000	272,820

		2,285,157

Ghana - 1.5%
Kosmos Energy Ltd.
7.125% due 04/04/26 ~	$2,600,000	2,528,396
7.500% due 03/01/28 ~	4,100,000	3,858,551
7.750% due 05/01/27 ~	1,800,000	1,722,060

		8,109,007

Hong Kong - 0.7%
Melco Resorts Finance Ltd.
5.250% due 04/26/26 ~	350,000	346,047
5.625% due 07/17/27 ~	1,625,000	1,605,792
5.750% due 07/21/28 ~	1,800,000	1,812,492

		3,764,331

India - 2.6%
Adani Electricity Mumbai Ltd. 3.949% due 02/12/30 ~	3,800,000	3,758,922
HDFC Bank Ltd. 3.700% due 08/25/26 ~	5,475,000	5,475,000
India Green Power Holdings 4.000% due 02/22/27	1,350,000	1,363,500
Power Finance Corp. Ltd.
3.900% due 09/16/29 ~	2,100,000	2,165,016
4.500% due 06/18/29 ~	1,800,000	1,922,214

		14,684,652

Israel - 5.0%
Bank Hapoalim BM 3.255% due 01/21/32 ~	5,775,000	5,746,125
Energean Israel Finance Ltd.
4.500% due 03/30/24 ~	4,625,000	4,659,688
4.875% due 03/30/26 ~	2,500,000	2,487,500
5.375% due 03/30/28 ~	1,775,000	1,755,031

	Principal Amount	Value
ICL Group Ltd. 6.375% due 05/31/38 ~	$3,175,000	$4,095,750
Leviathan Bond Ltd.
5.750% due 06/30/23 ~	1,800,000	1,852,074
6.125% due 06/30/25 ~	3,000,000	3,178,230
6.500% due 06/30/27 ~	3,800,000	4,087,128

		27,861,526

Macau - 0.4%
Studio City Finance Ltd. 5.000% due 01/15/29 ~	2,300,000	2,062,100

Malaysia - 2.2%
1MDB Global Investments Ltd. 4.400% due 03/09/23 ~	12,200,000	12,318,752

Mexico - 5.0%
Banco Mercantil del Norte SA 5.875% due 01/24/27 ~	4,050,000	4,044,938
Cemex SAB de CV
5.125% due 06/08/26 ~	1,900,000	1,969,816
5.200% due 09/17/30 ~	3,750,000	4,032,281
Comision Federal de Electricidad 5.000% due 09/29/36 ~	3,555,000	3,727,910
Petroleos Mexicanos
5.350% due 02/12/28	3,000,000	2,987,220
5.950% due 01/28/31	800,000	778,960
6.700% due 02/16/32 ~	2,400,000	2,428,740
6.750% due 09/21/47	4,462,000	3,968,837
6.840% due 01/23/30	4,050,000	4,196,914

		28,135,616

Netherlands - 2.4%
United Group BV
4.000% due 11/15/27 ~	EUR 1,600,000	1,810,215
4.625% due 08/15/28 ~	2,550,000	2,910,818
VEON Holdings BV 3.375% due 11/25/27 ~	$8,825,000	8,629,173

		13,350,206

Nigeria - 0.7%
IHS Holding Ltd. 5.625% due 11/29/26 ~	3,575,000	3,621,475

Qatar - 2.0%
Qatar Energy
2.250% due 07/12/31 ~	3,650,000	3,624,811
3.300% due 07/12/51	1,950,000	2,014,403
QIB Sukuk Ltd. 3.982% due 03/26/24 ~	5,400,000	5,711,850

		11,351,064

South Africa - 3.9%
Absa Group Ltd. 6.375% due 05/27/26 ~	3,100,000	3,164,573
Bidvest Group UK PLC 3.625% due 09/23/26 ~	4,500,000	4,490,775
Sasol Financing USA LLC
4.375% due 09/18/26	4,000,000	4,029,560
5.500% due 03/18/31	3,300,000	3,332,802
Stillwater Mining Co.
4.000% due 11/16/26 ~	4,800,000	4,718,520
4.500% due 11/16/29 ~	2,250,000	2,173,522

		21,909,752

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Supranational - 0.8%
Africa Finance Corp. 2.875% due 04/28/28 ~	$4,700,000	$4,672,975

Switzerland - 0.1%
Oriflame Investment Holding PLC 5.125% due 05/04/26 ~	500,000	463,485

Ukraine - 1.3%
NPC Ukrenergo 6.875% due 11/09/26 ~	2,575,000	2,262,964
State Agency of Roads of Ukraine 6.250% due 06/24/28 ~	5,850,000	5,087,417

		7,350,381

United Arab Emirates - 1.3%
Galaxy Pipeline Assets Bidco Ltd. 2.160% due 03/31/34 ~	7,400,000	7,270,397

United Kingdom - 1.2%
Standard Chartered Bank 7.000% due 05/24/27 ~	IDR 86,954,000,000	6,552,227

United States - 5.3%
JBS Finance Luxembourg Sarl 3.625% due 01/15/32 ~	$1,375,000	1,382,549
JPMorgan Chase Bank NA/China Government 3.270% due 11/19/30 ~	CNY 160,000,000	25,970,392
LCPR Senior Secured Financing DAC 5.125% due 07/15/29 ~	$1,900,000	1,912,350

		29,265,291

Venezuela - 0.7%
Petroleos de Venezuela SA
5.375% due 04/12/27 * Y ~	1,432,000	59,142
8.500% due 10/27/22 * Y ~	21,468,500	3,649,645
9.000% due 11/17/22 * Y ~	1,780,581	73,449
9.750% due 05/17/35 * Y ~	2,733,498	112,893
12.750% due 02/17/22 * Y ~	1,152,000	47,578

		3,942,707

Total Corporate Bonds & Notes (Cost $250,019,149)		232,633,437

FOREIGN GOVERNMENT BONDS & NOTES - 40.9%
Angola - 1.9%
Angolan Government
9.125% due 11/26/49 ~	1,350,000	1,299,413
9.375% due 05/08/48 ~	1,700,000	1,669,298
9.500% due 11/12/25 ~	6,975,000	7,487,314

		10,456,025

Argentina - 2.2%
Argentine Republic Government
0.500% due 07/09/30 §	21,500,000	7,578,965
1.125% due 07/09/35 §	14,150,000	4,545,829

		12,124,794

Bahamas - 0.7%
Bahamas Government (Bahamas) 6.000% due 11/21/28 ~	4,825,000	4,143,517

	Principal Amount	Value
Brazil - 1.5%
Brazil Notas do Tesouro Nacional (Brazil) 10.000% due 01/01/27	BRL 46,100,000	$8,120,498

Colombia - 1.6%
Colombia Government
5.200% due 05/15/49	$1,800,000	1,656,270
5.625% due 02/26/44	4,150,000	4,030,148
6.125% due 01/18/41	3,250,000	3,355,251

		9,041,669

Dominican Republic - 0.7%
Dominican Republic
4.500% due 01/30/30 ~	900,000	916,875
4.875% due 09/23/32 ~	2,800,000	2,852,500

		3,769,375

Ecuador - 1.1%
Ecuador Government
0.500% due 07/31/40 § ~	5,225,000	3,072,953
1.000% due 07/31/35 § ~	3,625,000	2,397,031
5.000% due 07/31/30 § ~	600,000	498,750

		5,968,734

Egypt - 0.7%
Egypt Government
7.903% due 02/21/48 ~	1,600,000	1,346,696
8.500% due 01/31/47 ~	2,593,000	2,306,344

		3,653,040

El Salvador - 0.2%
El Salvador Government 7.625% due 02/01/41 ~	1,750,000	1,006,267

Hungary - 0.3%
Hungary Government 5.375% due 02/21/23	1,800,000	1,891,300

Indonesia - 1.0%
Indonesia Treasury
5.125% due 04/15/27	IDR 19,500,000,000	1,380,118
6.125% due 05/15/28	4,411,000,000	315,367
7.000% due 09/15/30	31,016,000,000	2,258,874
8.375% due 09/15/26	17,695,000,000	1,402,250

		5,356,609

Iraq - 1.6%
Iraq Government (Iraq) 5.800% due 01/15/28 ~	$9,100,000	8,731,996

Ivory Coast - 2.6%
Ivory Coast Government
4.875% due 01/30/32 ~	EUR 11,850,000	13,012,957
5.875% due 10/17/31 ~	1,086,000	1,273,153

		14,286,110

Mexico - 3.0%
Mexican Bonos 7.750% due 11/23/34	MXN 337,800,000	16,634,697

Montenegro - 0.3%
Montenegro Government 2.875% due 12/16/27 ~	EUR 1,450,000	1,534,235

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Nigeria - 2.0%
Nigeria Government
7.143% due 02/23/30 ~	$8,400,000	$8,279,040
8.250% due 09/28/51 ~	2,850,000	2,679,000

		10,958,040

Oman - 1.4%
Oman Government
6.500% due 03/08/47 ~	2,650,000	2,636,464
6.750% due 01/17/48 ~	5,025,000	5,124,058

		7,760,522

Poland - 0.8%
Republic of Poland Government 4.000% due 01/22/24	4,500,000	4,766,935

Romania - 1.4%
Romanian Government
2.625% due 12/02/40 ~	EUR 2,650,000	2,696,999
2.750% due 04/14/41 ~	2,325,000	2,371,733
2.875% due 04/13/42 ~	2,725,000	2,788,196

		7,856,928

Russia - 4.4%
Russian Federal
6.100% due 07/18/35	RUB 550,000,000	6,054,422
7.250% due 05/10/34	1,508,501,000	18,602,946
7.700% due 03/16/39	3,276,000	41,517

		24,698,885

Saudi Arabia - 0.8%
Saudi Government 2.900% due 10/22/25 ~	$4,500,000	4,722,187

South Africa - 4.0%
Republic of South Africa Government
5.000% due 10/12/46	5,925,000	5,384,344
8.750% due 01/31/44	ZAR 1,000	52
8.750% due 02/28/48	2,000	105
8.875% due 02/28/35	300,090,000	16,911,018

		22,295,519

South Korea - 1.6%
Korea Development Bank 0.510% (USD LIBOR + 0.350%) due 02/18/23 §	$6,200,000	6,211,442
Korea Government 3.875% due 09/11/23	2,800,000	2,944,766

		9,156,208

Sri Lanka - 0.4%
Sri Lanka Government
6.200% due 05/11/27 ~	1,150,000	589,789
6.825% due 07/18/26 ~	350,000	179,515
6.850% due 11/03/25 ~	2,300,000	1,196,414
7.550% due 03/28/30 ~	350,000	175,875
7.850% due 03/14/29 ~	200,000	102,228

		2,243,821

Tunisia - 1.1%
Banque Centrale de Tunisie
5.625% due 02/17/24 ~	EUR 900,000	816,441
5.750% due 01/30/25 ~	$4,450,000	3,410,146
6.375% due 07/15/26 ~	EUR 2,500,000	2,177,438

		6,404,025

	Principal Amount	Value
Turkey - 0.6%
Turkey Government 4.875% due 04/16/43	$4,600,000	$3,536,710

Ukraine - 2.4%
Ukraine Government
0.489% due 05/31/40 § ~	7,050,000	6,443,524
6.876% due 05/21/29 ~	6,550,000	5,818,692
7.750% due 09/01/25 ~	1,550,000	1,493,192

		13,755,408

Venezuela - 0.3%
Venezuela Government
7.750% due 10/13/22 * Y ~	913,000	59,345
8.250% due 10/13/24 * Y ~	1,784,900	116,019
9.000% due 05/07/23 * Y ~	816,000	53,040
9.250% due 09/15/27 * Y	2,467,000	160,355
9.250% due 05/07/28 * Y ~	1,282,000	83,330
11.750% due 10/21/26 * Y ~	7,749,400	503,711
11.950% due 08/05/31 * Y ~	13,257,100	861,711
12.750% due 08/23/22 * Y ~	1,624,000	105,560

		1,943,071

Zambia - 0.3%
Zambia Government 8.500% due 04/14/24 * Y ~	1,950,000	1,542,889

Total Foreign Government Bonds & Notes (Cost $245,586,678)		228,360,014

SHORT-TERM INVESTMENT - 12.7%
Repurchase Agreement - 12.7%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $71,059,109; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $72,480,347)	71,059,109	71,059,109

Total Short-Term Investment (Cost $71,059,109)		71,059,109

TOTAL INVESTMENTS - 95.3% (Cost $566,664,936)		532,052,560

DERIVATIVES - 0.1%		578,224

OTHER ASSETS & LIABILITIES, NET - 4.6%		25,667,171

NET ASSETS - 100.0%		$558,297,955

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	41.7%
Foreign Government Bonds & Notes	40.9%
Short-Term Investment	12.7%

95.3%
Derivatives	0.1%
Other Assets & Liabilities, Net	4.6%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(b)	As of December 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investment)	18.0%
Mexico	8.0%
South Africa	7.9%
Israel	5.0%
Russia	4.4%
Ukraine	3.7%
Brazil	3.5%
Others (each less than 3.0%)	44.8%

95.3%
Derivatives	0.1%
Other Assets & Liabilities, Net	4.6%

100.0%

(c)	Investments with a total aggregate value of $7,428,667 or 1.3% of the Fund’s net assets were in default as of December 31, 2021.

(d)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	03/22	274	$35,727,871	$35,748,438	$20,567

Short Futures Outstanding
Euro-Bund	03/22	33	6,542,471	6,438,453	104,018
U.S. Treasury 2-Year Notes	03/22	521	113,699,709	113,667,547	32,162
U.S. Treasury 30-Year Bonds	03/22	24	3,881,950	3,850,500	31,450

					167,630

Total Futures Contracts					$188,197

(e)	Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	47,100,000	USD	8,292,581	01/22	JPM	$145,348	$-
CZK	185,000,000	USD	8,189,399	01/22	HSB	269,657	-
EUR	1,493,676	USD	1,686,053	01/22	HSB	14,564	-
EUR	3,051,098	USD	3,450,557	01/22	JPM	23,253	-
HUF	5,225,000,000	USD	16,015,082	01/22	JPM	72,646	-
ILS	35,300,000	USD	11,169,243	01/22	JPM	185,364	-
INR	849,300,000	USD	11,181,984	01/22	JPM	205,807	-
MXN	234,100,000	USD	11,158,156	01/22	JPM	256,345	-
PLN	66,900,000	USD	16,409,466	01/22	JPM	184,708	-
TRY	37,600,000	USD	2,814,954	02/22	JPM	-	(67,364)
USD	14,946,907	CNH	95,191,422	01/22	JPM	-	(19,433)
USD	78,476,484	EUR	69,449,572	01/22	JPM	-	(601,462)
USD	16,521,795	MXN	346,700,000	01/22	JPM	-	(382,978)
USD	15,326,590	RUB	1,150,000,000	01/22	HSB	15,191	-
USD	7,305,885	TRY	104,800,000	02/22	GSC	-	(352,292)
USD	3,226,963	TRY	46,600,000	02/22	JPM	-	(178,295)
USD	17,142,822	ZAR	271,900,000	01/22	JPM	103,237	-
ZAR	176,900,000	USD	11,051,813	01/22	JPM	34,258	-

Total Forward Foreign Currency Contracts						$1,510,378	($1,601,824)

(f)	Swap agreements outstanding as of December 31, 2021 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM CDSI S36	Q	1.000%	12/20/26	GSC	$3,900,000	$156,164	$180,570	($24,406)
CDX EM CDSI S41	Q	1.000%	12/20/26	GSC	7,900,000	(316,332)	(349,971)	33,639
CDX EM CDSI S38	Q	1.000%	12/20/26	HSB	8,300,000	332,349	462,725	(130,376)
CDX EM CDSI S37	Q	1.000%	12/20/26	JPM	10,200,000	408,429	537,540	(129,111)
CDX EM CDSI S39	Q	1.000%	12/20/26	JPM	7,700,000	308,324	394,625	(86,301)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM CDSI S40	Q	1.000%	12/20/26	JPM	$7,675,000	$307,322	$413,683	( $ 106,361)
CDX EM CDSI S42	Q	1.000%	12/20/26	JPM	7,950,000	318,335	342,645	(24,310)
CDX EM CDSI S43	Q	1.000%	12/20/26	JPM	7,900,000	316,332	349,970	(33,638)
CDX EM CDSI S44	Q	1.000%	12/20/26	JPM	7,900,000	316,552	356,290	(39,738)

						$2,147,475	$2,688,077	($540,602)

Credit Default Swaps on Credit Indices – Sell Protection (4)
Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM CDSI S45	Q	1.000%	12/20/26	HSB	$4,900,000	($196,207)	($214,130)	$17,923

Total Credit Default Swaps						$1,951,268	$2,473,947	($522,679)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of period end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.673%	6-Month PLN-WIBOR	S/A	LCH	09/10/26	PLN 104,800,000	($2,113,270)	($1,849,694)	($263,576)
5.458%	1-Day INR OIS	S/S	LCH	10/07/26	INR 1,886,000,000	210,455	280,421	(69,966)
7.249%	28-Day MXN TIIE	L/L	LCH	03/10/27	MXN 514,000,000	(259,845)	-	(259,845)
1.160%	6-Month THB FIX	S/S	LCH	03/16/27	THB 1,119,000,000	(159,259)	(13,376)	(145,883)
3.050%	6-Month CZK-PRIBOR	S/A	LCH	03/16/27	CZK 790,000,000	(1,298,983)	-	(1,298,983)

						($3,620,902)	($1,582,649)	($2,038,253)

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.210%	28-Day MXN TIIE	L/L	LCH	03/13/24	MXN 1,150,000,000	$344,211	$-	$344,211
0.755%	6-Month THB FIX	S/S	LCH	03/16/24	THB 2,780,000,000	123,792	-	123,792
1.673%	6-Month PLN-WIBOR	A/S	LCH	09/10/26	PLN 239,600,000	4,817,536	2,930,963	1,886,573
5.458%	1-Day INR OIS	S/S	LCH	10/07/26	INR 3,900,000,000	(499,874)	188,000	(687,874)
5.050%	1-Day CLP CAMARA	S/S	LCH	03/16/27	CLP 21,940,000,000	412,724	235,007	177,717
1.407%	1-Day USD SOFR	S/L	LCH	12/17/31	$23,000,000	110,911	-	110,911
1.493%	1-Day USD SOFR	S/L	LCH	12/17/31	23,800,000	21,637	-	21,637
2.580%	6-Month CZK-PRIBOR	A/S	LCH	03/16/32	CZK 418,000,000	1,065,438	-	1,065,438

						$6,396,375	$3,353,970	$3,042,405

Total Interest Rate Swaps						$2,775,473	$1,771,321	$1,004,152

Total Swap Agreements						$4,726,741	$4,245,268	$481,473

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$3,038,048	$51,562
Liabilities	(564,101)	(574,241)
Centrally Cleared Swap Agreements (1)
Assets	3,634,391	3,730,279
Liabilities	(1,863,070)	(2,726,127)

	$4,245,268	$481,473

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$232,633,437	$-	$232,633,437	$-
	Foreign Government Bonds & Notes	228,360,014	-	228,360,014	-
	Short-Term Investment	71,059,109	-	71,059,109	-
	Derivatives:
	Credit Contracts
	Swaps	51,562	-	51,562	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,510,378	-	1,510,378	-
	Interest Rate Contracts
	Futures	188,197	188,197	-	-
	Swaps	3,730,279	-	3,730,279	-

	Total Interest Rate Contracts	3,918,476	188,197	3,730,279	-

	Total Asset - Derivatives	5,480,416	188,197	5,292,219	-

	Total Assets	537,532,976	188,197	537,344,779	-

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(574,241)	-	(574,241)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,601,824)	-	(1,601,824)	-
	Interest Rate Contracts
	Swaps	(2,726,127)	-	(2,726,127)	-

	Total Liabilities - Derivatives	(4,902,192)	-	(4,902,192)	-

	Total Liabilities	(4,902,192)	-	(4,902,192)	-

	Total	$532,630,784	$188,197	$532,442,587	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 96.7%
Basic Materials - 3.0%
Air Products & Chemicals, Inc.	31,093	$9,460,356
Ecolab, Inc.	7,393	1,734,324
Linde PLC (United Kingdom)	51,992	18,011,588
RPM International, Inc.	100,255	10,125,755
Sherwin-Williams Co.	46,904	16,517,713

		55,849,736

Communications - 2.1%
Comcast Corp. Class A	455,981	22,949,524
Walt Disney Co. *	106,466	16,490,519

		39,440,043

Consumer, Cyclical - 9.2%
Costco Wholesale Corp.	24,132	13,699,736
Cummins, Inc.	33,016	7,202,110
Dollar General Corp.	100,944	23,805,624
Hilton Worldwide Holdings, Inc. *	120,978	18,871,358
Home Depot, Inc.	62,148	25,792,041
Las Vegas Sands Corp. *	134,908	5,077,937
Marriott International, Inc. Class A *	48,920	8,083,541
McDonald’s Corp.	71,657	19,209,092
NIKE, Inc. Class B	54,310	9,051,848
Ross Stores, Inc.	185,746	21,227,053
Tractor Supply Co.	31,226	7,450,524
Yum! Brands, Inc.	75,909	10,540,724

		170,011,588

Consumer, Non-Cyclical - 24.9%
AbbVie, Inc.	181,997	24,642,394
AstraZeneca PLC ADR (United Kingdom)	191,544	11,157,438
Automatic Data Processing, Inc.	52,166	12,863,092
Avery Dennison Corp.	75,912	16,440,262
Becton Dickinson and Co.	66,799	16,798,612
Cigna Corp.	58,860	13,516,022
Cintas Corp.	10,962	4,858,030
Coca-Cola Co.	351,238	20,796,802
Colgate-Palmolive Co.	63,228	5,395,877
Danaher Corp.	148,059	48,712,892
Diageo PLC (United Kingdom)	99,676	5,449,889
Eli Lilly & Co.	64,050	17,691,891
Equifax, Inc.	34,083	9,979,162
Johnson & Johnson	104,945	17,952,941
Kimberly-Clark Corp.	67,400	9,632,808
McCormick & Co., Inc.	70,153	6,777,481
Medtronic PLC	133,637	13,824,748
Mondelez International, Inc. Class A	365,080	24,208,455
Nestle SA (Switzerland)	75,612	10,556,742
PepsiCo, Inc.	142,252	24,710,595
Philip Morris International, Inc.	85,571	8,129,245
S&P Global, Inc.	25,887	12,216,852
Stryker Corp.	74,547	19,935,359
Thermo Fisher Scientific, Inc.	51,717	34,507,651
UnitedHealth Group, Inc.	90,461	45,424,086
Zoetis, Inc.	94,205	22,988,846

		459,168,172

Energy - 1.2%
EOG Resources, Inc.	132,064	11,731,245
TotalEnergies SE (France)	200,079	10,184,063

		21,915,308

Financial - 18.3%
American Express Co.	48,212	7,887,483
American Tower Corp. REIT	78,965	23,097,263
Aon PLC Class A	54,974	16,522,985
Bank of America Corp.	443,262	19,720,726

	Shares	Value
Charles Schwab Corp.	295,470	$24,849,027
Chubb Ltd.	138,613	26,795,279
CME Group, Inc.	40,112	9,163,988
Crown Castle International Corp. REIT	68,431	14,284,287
Equity Residential REIT	285,694	25,855,307
Goldman Sachs Group, Inc.	23,700	9,066,435
JPMorgan Chase & Co.	210,549	33,340,434
Marsh & McLennan Cos., Inc.	196,327	34,125,559
Morgan Stanley	235,541	23,120,705
Progressive Corp.	63,921	6,561,491
Visa, Inc. Class A	152,229	32,989,547
Wells Fargo & Co.	487,425	23,386,651
Willis Towers Watson PLC	28,007	6,651,382

		337,418,549

Industrial - 14.3%
Agilent Technologies, Inc.	125,052	19,964,552
Amphenol Corp. Class A	164,529	14,389,706
Ball Corp.	217,538	20,942,383
Deere & Co.	11,465	3,931,234
Fortive Corp.	117,867	8,992,073
General Electric Co.	257,082	24,286,537
Honeywell International, Inc.	104,254	21,738,002
Howmet Aerospace, Inc.	201,038	6,399,040
Illinois Tool Works, Inc.	61,656	15,216,701
JB Hunt Transport Services, Inc.	52,981	10,829,316
Northrop Grumman Corp.	33,839	13,098,062
Otis Worldwide Corp.	59,400	5,171,958
Rockwell Automation, Inc.	19,568	6,826,297
Sealed Air Corp.	176,237	11,890,710
TE Connectivity Ltd.	86,468	13,950,747
Union Pacific Corp.	94,797	23,882,208
United Parcel Service, Inc. Class B	95,012	20,364,872
Waste Connections, Inc.	159,661	21,757,004

		263,631,402

Technology - 19.6%
Accenture PLC Class A	102,626	42,543,608
Apple, Inc.	430,906	76,515,978
Applied Materials, Inc.	112,618	17,721,569
Broadridge Financial Solutions, Inc.	89,236	16,314,126
Fidelity National Information Services, Inc.	151,352	16,520,071
Microchip Technology, Inc.	133,336	11,608,232
Microsoft Corp.	358,282	120,497,402
QUALCOMM, Inc.	56,606	10,351,539
Roper Technologies, Inc.	53,412	26,271,226
Texas Instruments, Inc.	125,919	23,731,954

		362,075,705

Utilities - 4.1%
Ameren Corp.	128,807	11,465,111
American Water Works Co., Inc.	42,881	8,098,505
Atmos Energy Corp.	86,271	9,038,613
CMS Energy Corp.	155,000	10,082,750
Eversource Energy	99,210	9,026,126
NextEra Energy, Inc.	228,163	21,301,298
Sempra Energy	49,281	6,518,891

		75,531,294

Total Common Stocks (Cost $1,041,553,461)		1,785,041,797

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.4%
Repurchase Agreement - 3.4%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $62,828,191; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 - 07/15/30 and value $64,084,861)	$62,828,191	$62,828,191

Total Short-Term Investment (Cost $62,828,191)		62,828,191

TOTAL INVESTMENTS - 100.1% (Cost $1,104,381,652)		1,847,869,988

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,221,613)

NET ASSETS - 100.0%		$1,846,648,375

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.9%
Technology	19.6%
Financial	18.3%
Industrial	14.3%
Consumer, Cyclical	9.2%
Utilities	4.1%
Short-Term Investment	3.4%
Basic Materials	3.0%
Others (each less than 3.0%)	3.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$55,849,736	$55,849,736	$-	$-
	Communications	39,440,043	39,440,043	-	-
	Consumer, Cyclical	170,011,588	170,011,588	-	-
	Consumer, Non-Cyclical	459,168,172	443,161,541	16,006,631	-
	Energy	21,915,308	11,731,245	10,184,063	-
	Financial	337,418,549	337,418,549	-	-
	Industrial	263,631,402	263,631,402	-	-
	Technology	362,075,705	362,075,705	-	-
	Utilities	75,531,294	75,531,294	-	-

	Total Common Stocks	1,785,041,797	1,758,851,103	26,190,694	-

	Short-Term Investment	62,828,191	-	62,828,191	-

	Total	$1,847,869,988	$1,758,851,103	$89,018,885	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 99.2%
Basic Materials - 2.1%
Air Products & Chemicals, Inc.	24,485	$7,449,806
Albemarle Corp.	13,048	3,050,231
Celanese Corp.	12,079	2,029,997
CF Industries Holdings, Inc.	24,078	1,704,241
Dow, Inc.	81,993	4,650,643
DuPont de Nemours, Inc.	57,429	4,639,115
Eastman Chemical Co.	15,373	1,858,749
Ecolab, Inc.	27,530	6,458,263
FMC Corp.	14,522	1,595,823
Freeport-McMoRan, Inc.	161,309	6,731,424
International Flavors & Fragrances, Inc.	27,263	4,107,171
International Paper Co.	44,521	2,091,597
Linde PLC * (United Kingdom)	57,120	19,788,082
LyondellBasell Industries NV Class A	29,036	2,677,990
Mosaic Co.	38,566	1,515,258
Newmont Corp.	88,303	5,476,552
Nucor Corp.	32,580	3,719,007
PPG Industries, Inc.	26,039	4,490,165
Sherwin-Williams Co.	26,991	9,505,150

		93,539,264

Communications - 15.0%
Alphabet, Inc. Class A *	33,303	96,480,123
Alphabet, Inc. Class C *	31,013	89,738,907
Amazon.com, Inc. *	48,376	161,302,032
Arista Networks, Inc. *	25,005	3,594,469
AT&T, Inc.	789,748	19,427,801
Booking Holdings, Inc. *	4,542	10,897,303
CDW Corp.	15,307	3,134,567
Charter Communications, Inc. Class A *	14,029	9,146,487
Cisco Systems, Inc.	466,129	29,538,595
Comcast Corp. Class A	506,621	25,498,235
Corning, Inc.	83,580	3,111,683
Discovery, Inc. Class A *	18,403	433,207
Discovery, Inc. Class C *	31,908	730,693
DISH Network Corp. Class A *	29,392	953,476
eBay, Inc.	71,305	4,741,782
Etsy, Inc. *	14,276	3,125,587
Expedia Group, Inc. *	16,234	2,933,808
F5, Inc. *	6,384	1,562,229
FactSet Research Systems, Inc.	4,175	2,029,092
Fox Corp. Class A	34,343	1,267,257
Fox Corp. Class B	14,568	499,245
Interpublic Group of Cos., Inc.	41,916	1,569,754
Juniper Networks, Inc.	36,259	1,294,809
Lumen Technologies, Inc.	106,857	1,341,055
Match Group, Inc. *	30,276	4,004,001
Meta Platforms, Inc. Class A *	262,458	88,277,748
Motorola Solutions, Inc.	18,628	5,061,228
Netflix, Inc. *	48,955	29,492,450
News Corp. Class A	44,294	988,199
News Corp. Class B	11,042	248,445
NortonLifeLock, Inc.	65,904	1,712,186
Omnicom Group, Inc.	24,352	1,784,271
T-Mobile U.S., Inc. *	64,846	7,520,839
Twitter, Inc. *	87,357	3,775,570
VeriSign, Inc. *	10,697	2,715,113
Verizon Communications, Inc.	457,934	23,794,251
ViacomCBS, Inc. Class B	68,683	2,072,853
Walt Disney Co. *	200,991	31,131,496

		676,930,846

Consumer, Cyclical - 10.2%
Advance Auto Parts, Inc.	7,421	1,780,150
Alaska Air Group, Inc. *	13,969	727,785
American Airlines Group, Inc. *	73,874	1,326,777

	Shares	Value
Aptiv PLC *	29,794	$4,914,520
AutoZone, Inc. *	2,419	5,071,167
Bath & Body Works, Inc.	29,926	2,088,536
Best Buy Co., Inc.	24,933	2,533,193
BorgWarner, Inc.	27,071	1,220,090
Caesars Entertainment, Inc. *	23,313	2,180,465
CarMax, Inc. *	17,513	2,280,718
Carnival Corp. *	89,953	1,809,854
Chipotle Mexican Grill, Inc. *	3,107	5,431,813
Copart, Inc. *	23,513	3,565,041
Costco Wholesale Corp.	48,897	27,758,827
Cummins, Inc.	15,685	3,421,526
Darden Restaurants, Inc.	14,761	2,223,597
Delta Air Lines, Inc. *	72,275	2,824,507
Dollar General Corp.	26,126	6,161,295
Dollar Tree, Inc. *	25,664	3,606,305
Domino’s Pizza, Inc.	4,140	2,336,326
DR Horton, Inc.	36,031	3,907,562
Fastenal Co.	62,922	4,030,783
Ford Motor Co.	434,020	9,014,595
Gap, Inc.	23,476	414,351
General Motors Co. *	160,574	9,414,454
Genuine Parts Co.	15,365	2,154,173
Hasbro, Inc.	13,909	1,415,658
Hilton Worldwide Holdings, Inc. *	30,519	4,760,659
Home Depot, Inc.	117,056	48,579,411
Las Vegas Sands Corp. *	36,858	1,387,335
Lennar Corp. Class A	29,951	3,479,108
Live Nation Entertainment, Inc. *	14,764	1,767,103
LKQ Corp.	29,156	1,750,235
Lowe’s Cos., Inc.	76,802	19,851,781
Marriott International, Inc. Class A *	30,167	4,984,795
McDonald’s Corp.	82,603	22,143,386
MGM Resorts International	43,326	1,944,471
Mohawk Industries, Inc. *	5,968	1,087,250
Newell Brands, Inc.	39,698	867,004
NIKE, Inc. Class B	141,368	23,561,805
Norwegian Cruise Line Holdings Ltd. *	42,134	873,859
NVR, Inc. *	365	2,156,738
O’Reilly Automotive, Inc. *	7,736	5,463,395
PACCAR, Inc.	37,801	3,336,316
Penn National Gaming, Inc. *	16,837	872,999
Pool Corp.	4,429	2,506,814
PulteGroup, Inc.	27,660	1,581,046
PVH Corp.	8,349	890,421
Ralph Lauren Corp.	4,754	565,060
Ross Stores, Inc.	39,157	4,474,862
Royal Caribbean Cruises Ltd. *	24,335	1,871,362
Southwest Airlines Co. *	64,012	2,742,274
Starbucks Corp.	130,419	15,255,110
Tapestry, Inc.	31,467	1,277,560
Target Corp.	54,721	12,664,628
Tesla, Inc. *	90,225	95,347,976
TJX Cos., Inc.	133,448	10,131,372
Tractor Supply Co.	12,543	2,992,760
Ulta Beauty, Inc. *	6,007	2,476,926
Under Armour, Inc. Class A *	19,997	423,736
Under Armour, Inc. Class C *	23,012	415,137
United Airlines Holdings, Inc. *	36,072	1,579,232
VF Corp.	36,418	2,666,526
Walgreens Boots Alliance, Inc.	78,476	4,093,308
Walmart, Inc.	158,071	22,871,293
Whirlpool Corp.	7,109	1,668,198
WW Grainger, Inc.	4,722	2,447,129
Wynn Resorts Ltd. *	12,045	1,024,307
Yum! Brands, Inc.	32,980	4,579,603

		459,028,358

Consumer, Non-Cyclical - 19.7%
Abbott Laboratories	196,089	27,597,566
AbbVie, Inc.	195,466	26,466,096

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
ABIOMED, Inc. *	5,097	$1,830,689
Align Technology, Inc. *	8,123	5,338,273
Altria Group, Inc.	203,972	9,666,233
AmerisourceBergen Corp.	16,693	2,218,333
Amgen, Inc.	62,810	14,130,366
Anthem, Inc.	26,969	12,501,210
Archer-Daniels-Midland Co.	61,199	4,136,440
Automatic Data Processing, Inc.	46,728	11,522,190
Avery Dennison Corp.	9,402	2,036,191
Baxter International, Inc.	55,664	4,778,198
Becton Dickinson and Co.	31,766	7,988,514
Bio-Rad Laboratories, Inc. Class A *	2,346	1,772,567
Bio-Techne Corp.	4,408	2,280,435
Biogen, Inc. *	16,373	3,928,210
Boston Scientific Corp. *	157,264	6,680,575
Bristol-Myers Squibb Co.	245,786	15,324,757
Brown-Forman Corp. Class B	20,644	1,504,122
Campbell Soup Co.	22,767	989,454
Cardinal Health, Inc.	33,260	1,712,557
Catalent, Inc. *	18,661	2,389,168
Centene Corp. *	64,071	5,279,450
Charles River Laboratories International, Inc. *	5,633	2,122,402
Church & Dwight Co., Inc.	27,758	2,845,195
Cigna Corp.	37,619	8,638,451
Cintas Corp.	9,683	4,291,215
Clorox Co.	13,484	2,351,070
Coca-Cola Co.	429,711	25,443,188
Colgate-Palmolive Co.	92,771	7,917,077
Conagra Brands, Inc.	51,260	1,750,529
Constellation Brands, Inc. Class A	18,667	4,684,857
Cooper Cos., Inc.	5,567	2,332,239
Corteva, Inc.	81,271	3,842,493
CVS Health Corp.	145,957	15,056,924
Danaher Corp.	70,278	23,122,165
DaVita, Inc. *	7,816	889,148
Dentsply Sirona, Inc.	24,679	1,376,841
DexCom, Inc. *	10,646	5,716,370
Edwards Lifesciences Corp. *	69,530	9,007,611
Eli Lilly & Co.	87,819	24,257,364
Equifax, Inc.	13,342	3,906,404
Estee Lauder Cos., Inc. Class A	25,646	9,494,149
FleetCor Technologies, Inc. *	8,832	1,976,955
Gartner, Inc. *	9,113	3,046,658
General Mills, Inc.	67,150	4,524,567
Gilead Sciences, Inc.	138,608	10,064,327
Global Payments, Inc.	32,375	4,376,453
HCA Healthcare, Inc.	27,266	7,005,181
Henry Schein, Inc. *	15,796	1,224,664
Hershey Co.	15,886	3,073,464
Hologic, Inc. *	27,453	2,101,802
Hormel Foods Corp.	30,463	1,486,899
Humana, Inc.	14,286	6,626,704
IDEXX Laboratories, Inc. *	9,459	6,228,373
IHS Markit Ltd.	44,056	5,855,924
Illumina, Inc. *	17,336	6,595,308
Incyte Corp. *	21,164	1,553,438
Intuitive Surgical, Inc. *	39,454	14,175,822
IQVIA Holdings, Inc. *	21,175	5,974,315
JM Smucker Co.	12,411	1,685,662
Johnson & Johnson	291,176	49,811,478
Kellogg Co.	28,517	1,837,065
Kimberly-Clark Corp.	37,303	5,331,345
Kraft Heinz Co.	76,981	2,763,618
Kroger Co.	76,862	3,478,774
Laboratory Corp. of America Holdings *	10,613	3,334,711
Lamb Weston Holdings, Inc.	15,360	973,517
MarketAxess Holdings, Inc.	4,303	1,769,695
McCormick & Co., Inc.	28,195	2,723,919
McKesson Corp.	17,390	4,322,632
Medtronic PLC	148,648	15,377,636
Merck & Co., Inc.	279,993	21,458,664

	Shares	Value
Moderna, Inc. *	38,843	$9,865,345
Molson Coors Beverage Co. Class B	19,997	926,861
Mondelez International, Inc. Class A	154,611	10,252,255
Monster Beverage Corp. *	41,634	3,998,529
Moody’s Corp.	17,853	6,973,025
Nielsen Holdings PLC	41,795	857,215
Organon & Co.	28,657	872,606
PayPal Holdings, Inc. *	129,969	24,509,554
PepsiCo, Inc.	152,874	26,555,743
PerkinElmer, Inc.	13,997	2,814,237
Pfizer, Inc.	620,150	36,619,857
Philip Morris International, Inc.	172,389	16,376,955
Procter & Gamble Co.	268,495	43,920,412
Quanta Services, Inc.	15,313	1,755,789
Quest Diagnostics, Inc.	13,811	2,389,441
Regeneron Pharmaceuticals, Inc. *	11,719	7,400,783
ResMed, Inc.	15,978	4,161,949
Robert Half International, Inc.	12,427	1,385,859
Rollins, Inc.	23,989	820,664
S&P Global, Inc.	26,657	12,580,238
STERIS PLC	11,075	2,695,766
Stryker Corp.	37,396	10,000,438
Sysco Corp.	55,981	4,397,308
Teleflex, Inc.	5,288	1,737,002
Thermo Fisher Scientific, Inc.	43,516	29,035,616
Tyson Foods, Inc. Class A	33,379	2,909,314
United Rentals, Inc. *	8,177	2,717,135
UnitedHealth Group, Inc.	104,295	52,370,691
Universal Health Services, Inc. Class B	8,438	1,094,071
Verisk Analytics, Inc.	17,849	4,082,602
Vertex Pharmaceuticals, Inc. *	28,695	6,301,422
Viatris, Inc.	136,711	1,849,700
Waters Corp. *	6,614	2,464,376
West Pharmaceutical Services, Inc.	8,098	3,798,043
Zimmer Biomet Holdings, Inc.	22,486	2,856,621
Zoetis, Inc.	52,422	12,792,541

		888,016,819

Energy - 2.7%
APA Corp.	39,675	1,066,861
Baker Hughes Co.	93,647	2,253,147
Chevron Corp.	213,908	25,102,104
ConocoPhillips	148,114	10,690,869
Coterra Energy, Inc.	87,921	1,670,499
Devon Energy Corp.	68,106	3,000,069
Diamondback Energy, Inc.	18,948	2,043,542
Enphase Energy, Inc. *	14,885	2,723,062
EOG Resources, Inc.	64,580	5,736,641
Exxon Mobil Corp.	468,270	28,653,441
Halliburton Co.	100,644	2,301,728
Hess Corp.	30,944	2,290,784
Kinder Morgan, Inc.	212,297	3,367,030
Marathon Oil Corp.	90,675	1,488,884
Marathon Petroleum Corp.	71,598	4,581,556
Occidental Petroleum Corp.	95,883	2,779,648
ONEOK, Inc.	48,268	2,836,228
Phillips 66	49,471	3,584,669
Pioneer Natural Resources Co.	25,471	4,632,666
Schlumberger NV	153,992	4,612,060
SolarEdge Technologies, Inc. *	5,825	1,634,320
Valero Energy Corp.	44,439	3,337,813
Williams Cos., Inc.	132,755	3,456,940

		123,844,561

Financial - 14.4%
Aflac, Inc.	67,919	3,965,790
Alexandria Real Estate Equities, Inc. REIT	15,556	3,468,366
Allstate Corp.	33,378	3,926,922
American Express Co.	69,588	11,384,597
American International Group, Inc.	95,577	5,434,508
American Tower Corp. REIT	50,343	14,725,328

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Ameriprise Financial, Inc.	12,747	$3,845,260
Aon PLC Class A	25,150	7,559,084
Arthur J Gallagher & Co.	23,210	3,938,041
Assurant, Inc.	6,419	1,000,465
AvalonBay Communities, Inc. REIT	15,265	3,855,786
Bank of America Corp.	798,816	35,539,324
Bank of New York Mellon Corp.	84,269	4,894,344
Berkshire Hathaway, Inc. Class B *	203,129	60,735,571
BlackRock, Inc.	15,825	14,488,737
Boston Properties, Inc. REIT	15,578	1,794,274
Brown & Brown, Inc.	26,420	1,856,798
Capital One Financial Corp.	47,208	6,849,409
Cboe Global Markets, Inc.	11,891	1,550,586
CBRE Group, Inc. Class A *	36,711	3,983,511
Charles Schwab Corp.	166,049	13,964,721
Chubb Ltd.	48,529	9,381,141
Cincinnati Financial Corp.	16,979	1,934,417
Citigroup, Inc.	220,087	13,291,054
Citizens Financial Group, Inc.	48,146	2,274,899
CME Group, Inc.	39,505	9,025,312
Comerica, Inc.	15,332	1,333,884
Crown Castle International Corp. REIT	48,134	10,047,491
Digital Realty Trust, Inc. REIT	31,065	5,494,467
Discover Financial Services	33,690	3,893,216
Duke Realty Corp. REIT	42,332	2,778,672
Equinix, Inc. REIT	9,927	8,396,654
Equity Residential REIT	37,326	3,378,003
Essex Property Trust, Inc. REIT	7,361	2,592,765
Everest Re Group Ltd.	4,353	1,192,374
Extra Space Storage, Inc. REIT	14,790	3,353,337
Federal Realty Investment Trust REIT	7,256	989,138
Fifth Third Bancorp	77,330	3,367,722
First Republic Bank	19,311	3,987,915
Franklin Resources, Inc.	31,577	1,057,514
Globe Life, Inc.	10,566	990,246
Goldman Sachs Group, Inc.	37,286	14,263,759
Hartford Financial Services Group, Inc.	38,661	2,669,155
Healthpeak Properties, Inc. REIT	61,010	2,201,851
Host Hotels & Resorts, Inc. REIT *	77,520	1,348,073
Huntington Bancshares, Inc.	167,012	2,575,325
Intercontinental Exchange, Inc.	62,290	8,519,403
Invesco Ltd.	37,195	856,229
Iron Mountain, Inc. REIT	31,255	1,635,574
JPMorgan Chase & Co.	327,786	51,904,913
KeyCorp	104,021	2,406,006
Kimco Realty Corp. REIT	68,139	1,679,626
Lincoln National Corp.	20,013	1,366,087
Loews Corp.	22,974	1,326,978
M&T Bank Corp.	14,569	2,237,507
Marsh & McLennan Cos., Inc.	55,982	9,730,791
Mastercard, Inc. Class A	96,358	34,623,357
MetLife, Inc.	81,147	5,070,876
Mid-America Apartment Communities, Inc. REIT	12,989	2,980,196
Morgan Stanley	159,223	15,629,330
Nasdaq, Inc.	12,918	2,712,909
Northern Trust Corp.	23,593	2,821,959
People’s United Financial, Inc.	49,899	889,200
PNC Financial Services Group, Inc.	47,363	9,497,229
Principal Financial Group, Inc.	26,867	1,943,290
Progressive Corp.	64,955	6,667,631
Prologis, Inc. REIT	81,768	13,766,460
Prudential Financial, Inc.	42,477	4,597,710
Public Storage REIT	16,841	6,307,965
Raymond James Financial, Inc.	20,701	2,078,380
Realty Income Corp. REIT	60,688	4,344,654
Regency Centers Corp. REIT	17,121	1,290,067
Regions Financial Corp.	102,966	2,244,659
SBA Communications Corp. REIT	12,015	4,674,075
Signature Bank	6,725	2,175,336
Simon Property Group, Inc. REIT	36,347	5,807,160
State Street Corp.	38,377	3,569,061

	Shares	Value
SVB Financial Group *	6,441	$4,368,544
Synchrony Financial	61,572	2,856,325
T Rowe Price Group, Inc.	25,102	4,936,057
Travelers Cos., Inc.	27,747	4,340,463
Truist Financial Corp.	147,644	8,644,556
UDR, Inc. REIT	29,989	1,799,040
US Bancorp	150,376	8,446,620
Ventas, Inc. REIT	42,433	2,169,175
Visa, Inc. Class A	186,668	40,452,822
Vornado Realty Trust REIT	18,125	758,713
W R Berkley Corp.	15,869	1,307,447
Wells Fargo & Co.	442,248	21,219,059
Welltower, Inc. REIT	47,130	4,042,340
Weyerhaeuser Co. REIT	81,355	3,350,199
Willis Towers Watson PLC	14,607	3,469,016
Zions Bancorp NA	17,642	1,114,269

		649,209,069

Industrial - 7.5%
3M Co.	64,003	11,368,853
Agilent Technologies, Inc.	33,638	5,370,307
Allegion PLC	10,056	1,331,817
Amcor PLC	165,603	1,988,892
AMETEK, Inc.	25,194	3,704,526
Amphenol Corp. Class A	66,245	5,793,788
AO Smith Corp.	14,802	1,270,752
Ball Corp.	35,769	3,443,482
Boeing Co. *	60,944	12,269,246
Carrier Global Corp.	95,802	5,196,300
Caterpillar, Inc.	60,555	12,519,141
CH Robinson Worldwide, Inc.	15,156	1,631,240
CSX Corp.	248,038	9,326,229
Deere & Co.	31,343	10,747,201
Dover Corp.	16,269	2,954,450
Eaton Corp. PLC	44,089	7,619,461
Emerson Electric Co.	66,471	6,179,809
Expeditors International of Washington, Inc.	19,182	2,575,951
FedEx Corp.	27,024	6,989,487
Fortive Corp.	38,795	2,959,671
Fortune Brands Home & Security, Inc.	15,705	1,678,865
Garmin Ltd.	16,709	2,275,265
Generac Holdings, Inc. *	7,119	2,505,318
General Dynamics Corp.	25,629	5,342,878
General Electric Co.	121,364	11,465,257
Honeywell International, Inc.	76,364	15,922,658
Howmet Aerospace, Inc.	43,892	1,397,082
Huntington Ingalls Industries, Inc.	4,736	884,401
IDEX Corp.	8,364	1,976,580
Illinois Tool Works, Inc.	31,508	7,776,174
Ingersoll Rand, Inc.	45,798	2,833,522
Jacobs Engineering Group, Inc.	14,550	2,025,796
JB Hunt Transport Services, Inc.	9,458	1,933,215
Johnson Controls International PLC	78,235	6,361,288
Keysight Technologies, Inc. *	20,357	4,203,924
L3Harris Technologies, Inc.	22,110	4,714,736
Lockheed Martin Corp.	27,201	9,667,507
Martin Marietta Materials, Inc.	7,054	3,107,428
Masco Corp.	26,919	1,890,252
Mettler-Toledo International, Inc. *	2,568	4,358,435
Norfolk Southern Corp.	27,149	8,082,529
Northrop Grumman Corp.	16,620	6,433,103
Old Dominion Freight Line, Inc.	10,416	3,732,886
Otis Worldwide Corp.	46,697	4,065,908
Packaging Corp. of America	10,535	1,434,340
Parker-Hannifin Corp.	14,200	4,517,304
Pentair PLC	18,808	1,373,548
Raytheon Technologies Corp.	166,785	14,353,517
Republic Services, Inc.	22,894	3,192,568
Rockwell Automation, Inc.	12,785	4,460,047
Sealed Air Corp.	16,016	1,080,600
Snap-on, Inc.	5,785	1,245,973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Stanley Black & Decker, Inc.	18,162	$3,425,716
TE Connectivity Ltd.	36,587	5,902,947
Teledyne Technologies, Inc. *	5,134	2,242,993
Textron, Inc.	24,864	1,919,501
Trane Technologies PLC	26,306	5,314,601
TransDigm Group, Inc. *	5,699	3,626,160
Trimble, Inc. *	28,425	2,478,376
Union Pacific Corp.	72,131	18,171,963
United Parcel Service, Inc. Class B	80,555	17,266,159
Vulcan Materials Co.	14,344	2,977,528
Waste Management, Inc.	43,262	7,220,428
Westinghouse Air Brake Technologies Corp.	21,533	1,983,405
Westrock Co.	29,845	1,323,924
Xylem, Inc.	20,427	2,449,606

		337,836,814

Technology - 25.2%
Accenture PLC Class A	70,141	29,076,952
Activision Blizzard, Inc.	85,517	5,689,446
Adobe, Inc. *	52,694	29,880,660
Advanced Micro Devices, Inc. *	134,165	19,306,344
Akamai Technologies, Inc. *	18,486	2,163,601
Analog Devices, Inc.	59,482	10,455,151
ANSYS, Inc. *	9,795	3,928,970
Apple, Inc.	1,728,744	306,973,072
Applied Materials, Inc.	101,094	15,908,152
Autodesk, Inc. *	24,335	6,842,759
Broadcom, Inc.	45,379	30,195,640
Broadridge Financial Solutions, Inc.	13,115	2,397,684
Cadence Design Systems, Inc. *	30,826	5,744,425
Ceridian HCM Holding, Inc. *	15,246	1,592,597
Cerner Corp.	33,167	3,080,219
Citrix Systems, Inc.	13,886	1,313,477
Cognizant Technology Solutions Corp. Class A	58,411	5,182,224
DXC Technology Co. *	27,250	877,178
Electronic Arts, Inc.	31,635	4,172,657
EPAM Systems, Inc. *	6,262	4,185,834
Fidelity National Information Services, Inc.	68,078	7,430,714
Fiserv, Inc. *	66,199	6,870,794
Fortinet, Inc. *	14,918	5,361,529
Hewlett Packard Enterprise Co.	147,364	2,323,930
HP, Inc.	132,836	5,003,932
Intel Corp.	448,741	23,110,162
International Business Machines Corp.	99,141	13,251,186
Intuit, Inc.	31,321	20,146,294
IPG Photonics Corp. *	4,217	725,914
Jack Henry & Associates, Inc.	8,426	1,407,058
KLA Corp.	16,780	7,217,246
Lam Research Corp.	15,762	11,335,242
Leidos Holdings, Inc.	15,032	1,336,345
Microchip Technology, Inc.	60,990	5,309,789
Micron Technology, Inc.	124,518	11,598,852
Microsoft Corp.	832,754	280,071,825
Monolithic Power Systems, Inc.	4,818	2,376,864
MSCI, Inc.	9,119	5,587,120
NetApp, Inc.	25,211	2,319,160
NVIDIA Corp.	277,290	81,553,762
NXP Semiconductors NV (China)	29,326	6,679,876
Oracle Corp.	178,893	15,601,259
Paychex, Inc.	35,284	4,816,266
Paycom Software, Inc. *	5,287	2,195,110
PTC, Inc. *	11,906	1,442,412
Qorvo, Inc. *	12,111	1,894,039
QUALCOMM, Inc.	124,767	22,816,141
Roper Technologies, Inc.	11,610	5,710,495
salesforce.com, Inc. *	108,587	27,595,214
Seagate Technology Holdings PLC	23,035	2,602,494
ServiceNow, Inc. *	21,912	14,223,298
Skyworks Solutions, Inc.	17,820	2,764,595
Synopsys, Inc. *	16,876	6,218,806
Take-Two Interactive Software, Inc. *	13,045	2,318,357

	Shares	Value
Teradyne, Inc.	18,030	$2,948,446
Texas Instruments, Inc.	102,115	19,245,614
Tyler Technologies, Inc. *	4,596	2,472,418
Western Digital Corp. *	34,668	2,260,700
Xilinx, Inc.	27,246	5,776,969
Zebra Technologies Corp. Class A *	5,838	3,474,778

		1,136,362,047

Utilities - 2.4%
AES Corp.	75,668	1,838,732
Alliant Energy Corp.	28,136	1,729,520
Ameren Corp.	28,207	2,510,705
American Electric Power Co., Inc.	56,201	5,000,203
American Water Works Co., Inc.	19,804	3,740,183
Atmos Energy Corp.	13,757	1,441,321
CenterPoint Energy, Inc.	63,812	1,780,993
CMS Energy Corp.	32,453	2,111,068
Consolidated Edison, Inc.	38,935	3,321,934
Dominion Energy, Inc.	89,426	7,025,306
DTE Energy Co.	21,946	2,623,425
Duke Energy Corp.	85,722	8,992,238
Edison International	41,038	2,800,843
Entergy Corp.	22,706	2,557,831
Evergy, Inc.	25,703	1,763,483
Eversource Energy	38,848	3,534,391
Exelon Corp.	108,153	6,246,917
FirstEnergy Corp.	58,232	2,421,869
NextEra Energy, Inc.	216,988	20,258,000
NiSource, Inc.	41,885	1,156,445
NRG Energy, Inc.	27,231	1,173,111
Pinnacle West Capital Corp.	13,191	931,153
PPL Corp.	82,633	2,483,948
Public Service Enterprise Group, Inc.	55,190	3,682,829
Sempra Energy	35,599	4,709,036
Southern Co.	117,559	8,062,196
WEC Energy Group, Inc.	34,323	3,331,734
Xcel Energy, Inc.	58,931	3,989,629

		111,219,043

Total Common Stocks (Cost $2,157,842,861)		4,475,986,821

	Principal Amount
SHORT-TERM INVESTMENT - 0.7%
Repurchase Agreement - 0.7%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $31,138,294; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $31,761,162)	$31,138,294	31,138,294

Total Short-Term Investment (Cost $31,138,294)		31,138,294

TOTAL INVESTMENTS - 99.9% (Cost $2,188,981,155)		4,507,125,115

DERIVATIVES - 0.0%		558,855

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,634,243

NET ASSETS - 100.0%		$4,510,318,213

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	25.2%
Consumer, Non-Cyclical	19.7%
Communications	15.0%
Financial	14.4%
Consumer, Cyclical	10.2%
Industrial	7.5%
Others (each less than 3.0%)	7.9%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/22	141	$32,988,570	$33,547,425	$558,855

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$4,475,986,821	$4,475,986,821	$-	$-
	Short-Term Investment	31,138,294	-	31,138,294	-
	Derivatives:
	Equity Contracts
	Futures	558,855	558,855	-	-

	Total	$4,507,683,970	$4,476,545,676	$31,138,294	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
WARRANTS - 0.0%
Communications - 0.0%
Grab Holdings Ltd. Class A Exercise @ $11.50 Exp 12/01/26 *	14,921	$31,483

Total Warrants (Cost $42,683)		31,483

COMMON STOCKS - 98.2%
Basic Materials - 3.0%
Sherwin-Williams Co.	71,133	25,050,197

Communications - 26.2%
Alphabet, Inc. Class C *	12,735	36,849,869
Amazon.com, Inc. *	18,702	62,358,827
Booking Holdings, Inc. *	5,825	13,975,515
Farfetch Ltd. Class A * (United Kingdom)	167,871	5,611,928
Grab Holdings Ltd. Class A * (Singapore)	527,532	3,761,303
Match Group, Inc. *	88,969	11,766,150
Meta Platforms, Inc. Class A *	79,761	26,827,612
Netflix, Inc. *	33,852	20,393,799
Snap, Inc. Class A *	446,137	20,981,823
Walt Disney Co. *	121,097	18,756,714

		221,283,540

Consumer, Cyclical - 9.9%
Caesars Entertainment, Inc. *	85,853	8,029,831
Core & Main, Inc. Class A *	540,103	16,386,725
LVMH Moet Hennessy Louis Vuitton SE (France)	17,260	14,264,244
NIKE, Inc. Class B	71,231	11,872,071
Olaplex Holdings, Inc. *	202,401	5,895,941
Peloton Interactive, Inc. Class A *	117,158	4,189,570
Rivian Automotive, Inc. Class A *	94,613	9,810,422
TJX Cos., Inc.	167,482	12,715,234

		83,164,038

Consumer, Non-Cyclical - 16.3%
Accolade, Inc. *	89,278	2,353,368
Align Technology, Inc. *	40,743	26,775,485
Ascendis Pharma AS ADR * (Denmark)	35,262	4,743,797
Boston Scientific Corp. *	352,460	14,972,501
Cooper Cos., Inc.	29,890	12,522,117
CoStar Group, Inc. *	186,970	14,776,239
Danaher Corp.	97,414	32,050,180
DexCom, Inc. *	31,303	16,808,146
Dlocal Ltd. * (Uruguay)	92,995	3,318,991
Horizon Therapeutics PLC *	82,429	8,882,549

		137,203,373

Financial - 7.7%
American Tower Corp. REIT	78,825	23,056,312
Mastercard, Inc. Class A	93,376	33,551,864
OneMain Holdings, Inc.	167,963	8,404,869

		65,013,045

Industrial - 4.1%
Crown Holdings, Inc.	209,984	23,228,430
Howmet Aerospace, Inc.	349,196	11,114,909

		34,343,339

Technology - 31.0%
Adobe, Inc. *	40,503	22,967,631
Apple, Inc.	252,522	44,840,331
ASML Holding NV (Netherlands)	33,905	26,993,127

	Shares	Value
Atlassian Corp. PLC Class A *	34,671	$13,219,706
Microsoft Corp.	263,842	88,735,341
NVIDIA Corp.	70,884	20,847,693
Texas Instruments, Inc.	75,482	14,226,093
Twilio, Inc. Class A *	64,344	16,944,349
Workday, Inc. Class A *	46,962	12,829,079

		261,603,350

Total Common Stocks (Cost $646,381,857)		827,660,882

	Principal Amount
SHORT-TERM INVESTMENT - 1.9%
Repurchase Agreement - 1.9%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $16,380,880; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $16,708,514)	$16,380,880	16,380,880

Total Short-Term Investment (Cost $16,380,880)		16,380,880

TOTAL INVESTMENTS - 100.1% (Cost $662,805,420)		844,073,245

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(441,010)

NET ASSETS - 100.0%		$843,632,235

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	31.0%
Communications	26.2%
Consumer, Non-Cyclical	16.3%
Consumer, Cyclical	9.9%
Financial	7.7%
Industrial	4.1%
Basic Materials	3.0%
Others (each less than 3.0%)	1.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$31,483	$31,483	$-	$-
	Common Stocks
	Basic Materials	25,050,197	25,050,197	-	-
	Communications	221,283,540	221,283,540	-	-
	Consumer, Cyclical	83,164,038	68,899,794	14,264,244	-
	Consumer, Non-Cyclical	137,203,373	137,203,373	-	-
	Financial	65,013,045	65,013,045	-	-
	Industrial	34,343,339	34,343,339	-	-
	Technology	261,603,350	261,603,350	-	-

	Total Common Stocks	827,660,882	813,396,638	14,264,244	-

	Short-Term Investment	16,380,880	-	16,380,880	-

	Total	$844,073,245	$813,428,121	$30,645,124	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 99.9%
Basic Materials - 2.0%
Air Products & Chemicals, Inc.	14,112	$4,293,717
Sherwin-Williams Co.	112,753	39,707,097

		44,000,814

Communications - 22.4%
Airbnb, Inc. Class A *	2,937	488,981
Alphabet, Inc. Class A *	44,179	127,988,330
Alphabet, Inc. Class C *	13,549	39,205,251
Amazon.com, Inc. *	47,376	157,967,692
Bumble, Inc. Class A *	70,679	2,393,191
Charter Communications, Inc. Class A *	36,579	23,848,411
Match Group, Inc. *	139,083	18,393,727
Meta Platforms, Inc. Class A *	187,063	62,918,640
Netflix, Inc. *	54,107	32,596,221
Sea Ltd. ADR * (Taiwan)	59,834	13,385,464
Shopify, Inc. Class A * (Canada)	7,040	9,696,826
Uber Technologies, Inc. *	217,163	9,105,644

		497,988,378

Consumer, Cyclical - 3.6%
Chipotle Mexican Grill, Inc. *	7,045	12,316,421
Dollar General Corp.	34,076	8,036,143
Hilton Worldwide Holdings, Inc. *	75,903	11,840,109
Lululemon Athletica, Inc. *	22,332	8,741,861
MGM Resorts International	116,327	5,220,756
NIKE, Inc. Class B	119,994	19,999,400
Ross Stores, Inc.	63,917	7,304,435
Starbucks Corp.	56,203	6,574,065

		80,033,190

Consumer, Non-Cyclical - 20.7%
Abbott Laboratories	257,034	36,174,965
Alnylam Pharmaceuticals, Inc. *	24,053	4,078,908
Becton Dickinson and Co.	23,537	5,919,085
Block, Inc. *	90,255	14,577,085
Boston Scientific Corp. *	588,918	25,017,236
Colgate-Palmolive Co.	231,805	19,782,239
CoStar Group, Inc. *	188,129	14,867,835
Danaher Corp.	160,076	52,666,605
Edwards Lifesciences Corp. *	152,240	19,722,692
Equifax, Inc.	67,191	19,672,853
Estee Lauder Cos., Inc. Class A	95,914	35,507,363
ICON PLC * (Ireland)	79,900	24,745,030
PayPal Holdings, Inc. *	180,799	34,095,075
STERIS PLC	32,842	7,994,071
Thermo Fisher Scientific, Inc.	71,225	47,524,169
TransUnion	177,915	21,097,161
Verisk Analytics, Inc.	143,317	32,780,897
Vertex Pharmaceuticals, Inc. *	50,224	11,029,190
Zoetis, Inc.	133,298	32,528,711

		459,781,170

Financial - 8.2%
American Tower Corp. REIT	48,017	14,044,972
Aon PLC Class A	47,083	14,151,266
Charles Schwab Corp.	294,798	24,792,512
CME Group, Inc.	35,032	8,003,411
Equinix, Inc. REIT	12,701	10,743,014
Mastercard, Inc. Class A	165,312	59,399,908
Visa, Inc. Class A	228,613	49,542,723

		180,677,806

Industrial - 3.3%
AMETEK, Inc.	136,616	20,088,017
Canadian Pacific Railway Ltd. (NYSE) (Canada)	116,585	8,387,125

	Shares	Value
Johnson Controls International PLC	160,502	$13,050,417
Vulcan Materials Co.	150,510	31,242,866

		72,768,425

Technology - 39.7%
Activision Blizzard, Inc.	106,916	7,113,121
Adobe, Inc. *	148,368	84,133,558
Apple, Inc.	559,064	99,272,995
Applied Materials, Inc.	107,968	16,989,845
ASML Holding NV (Netherlands)	29,102	23,169,266
Atlassian Corp. PLC Class A *	30,804	11,745,257
Autodesk, Inc. *	92,805	26,095,838
Black Knight, Inc. *	62,241	5,159,157
Cadence Design Systems, Inc. *	95,907	17,872,269
Clarivate PLC * (United Kingdom)	484,979	11,406,706
Electronic Arts, Inc.	113,740	15,002,306
Intuit, Inc.	96,353	61,976,177
Lam Research Corp.	48,256	34,703,302
Microsoft Corp.	764,808	257,220,227
MSCI, Inc.	66,438	40,705,898
NVIDIA Corp.	256,256	75,367,452
ROBLOX Corp. Class A *	77,273	7,971,483
Roper Technologies, Inc.	24,999	12,296,008
salesforce.com, Inc. *	110,821	28,162,941
ServiceNow, Inc. *	40,574	26,336,989
Synopsys, Inc. *	36,374	13,403,819
Take-Two Interactive Software, Inc. *	30,453	5,412,107

		881,516,721

Total Common Stocks (Cost $1,255,298,966)		2,216,766,504

	Principal Amount
SHORT-TERM INVESTMENT - 0.2%
Repurchase Agreement - 0.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $3,646,477; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $3,719,500)	$3,646,477	3,646,477

Total Short-Term Investment (Cost $3,646,477)		3,646,477

TOTAL INVESTMENTS - 100.1% (Cost $1,258,945,443)		2,220,412,981

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,444,283)

NET ASSETS - 100.0%		$2,218,968,698

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	39.7%
Communications	22.4%
Consumer, Non-Cyclical	20.7%
Financial	8.2%
Consumer, Cyclical	3.6%
Industrial	3.3%
Others (each less than 3.0%)	2.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,216,766,504	$2,216,766,504	$-	$-
	Short-Term Investment	3,646,477	-	3,646,477	-

	Total	$2,220,412,981	$2,216,766,504	$3,646,477	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 96.8%
Basic Materials - 2.0%
Air Products & Chemicals, Inc.	287	$87,323
Celanese Corp.	491	82,517
DuPont de Nemours, Inc. ‡	2,177	175,858
Eastman Chemical Co. ‡	2,280	275,675
Freeport-McMoRan, Inc.	1,750	73,028
Linde PLC (United Kingdom)	530	183,608
PPG Industries, Inc. ‡	1,744	300,735

		1,178,744

Communications - 14.1%
Alphabet, Inc. Class A * ‡	548	1,587,578
Alphabet, Inc. Class C * ‡	420	1,215,308
Amazon.com, Inc. * ‡	688	2,294,026
Booking Holdings, Inc. * ‡	99	237,524
Charter Communications, Inc. Class A * ‡	314	204,719
Comcast Corp. Class A ‡	8,322	418,846
Fox Corp. Class A	330	12,177
Lyft, Inc. Class A *	1,521	64,992
Meta Platforms, Inc. Class A * ‡	3,453	1,161,417
Motorola Solutions, Inc.	202	54,883
Netflix, Inc. * ‡	719	433,154
Shopify, Inc. Class A * (Canada)	52	71,624
T-Mobile US, Inc. * ‡	2,818	326,832
Verizon Communications, Inc. ‡	3,387	175,988
Walt Disney Co. * ‡	703	108,888

		8,367,956

Consumer, Cyclical - 9.5%
Aptiv PLC *	352	58,062
AutoZone, Inc. *	53	111,109
Best Buy Co., Inc. ‡	2,100	213,360
Dollar General Corp.	214	50,468
Dollar Tree, Inc. *	473	66,466
DR Horton, Inc.	193	20,931
General Motors Co. *	2,288	134,146
Hilton Worldwide Holdings, Inc. *	1,071	167,065
Home Depot, Inc. ‡	1,036	429,950
Lennar Corp. Class A ‡	2,318	269,259
Lowe’s Cos., Inc. ‡	2,482	641,547
Magna International, Inc. (Canada)	1,271	102,875
McDonald’s Corp. ‡	2,075	556,245
NIKE, Inc. Class B ‡	2,680	446,676
O’Reilly Automotive, Inc. * ‡	577	407,495
Rivian Automotive, Inc. Class A *	447	46,349
Royal Caribbean Cruises Ltd. *	306	23,531
Southwest Airlines Co. *	2,823	120,937
Target Corp. ‡	1,135	262,684
Tesla, Inc. * ‡	1,137	1,201,559
TJX Cos., Inc. ‡	3,010	228,519
Toll Brothers, Inc.	1,112	80,498

		5,639,731

Consumer, Non-Cyclical - 19.0%
Abbott Laboratories ‡	2,828	398,013
AbbVie, Inc. ‡	4,962	671,855
ABIOMED, Inc. *	60	21,550
Altria Group, Inc. ‡	5,173	245,148
Anthem, Inc. ‡	873	404,670
Avery Dennison Corp.	476	103,087
Baxter International, Inc.	857	73,565
Becton Dickinson and Co.	612	153,906
Biogen, Inc. *	451	108,204
BioMarin Pharmaceutical, Inc. *	337	29,774
Booz Allen Hamilton Holding Corp.	780	66,136
Boston Scientific Corp. * ‡	4,954	210,446
Bristol-Myers Squibb Co. ‡	7,568	471,865

	Shares	Value
Centene Corp. *	3,057	$251,897
Cintas Corp.	145	64,260
Coca-Cola Co. ‡	8,689	514,476
Constellation Brands, Inc. Class A ‡	822	206,297
Danaher Corp.	550	180,955
DexCom, Inc. *	135	72,488
Eli Lilly & Co. ‡	2,015	556,583
Estee Lauder Cos., Inc. Class A ‡	555	205,461
FleetCor Technologies, Inc. *	637	142,586
Humana, Inc.	252	116,893
Illumina, Inc. *	202	76,849
Intuitive Surgical, Inc. *	295	105,993
Johnson & Johnson ‡	3,347	572,571
Kimberly-Clark Corp. ‡	1,269	181,365
McKesson Corp.	285	70,842
Medtronic PLC	3,557	367,972
Merck & Co., Inc. ‡	2,868	219,804
Moderna, Inc. *	214	54,352
Mondelez International, Inc. Class A ‡	4,387	290,902
Neurocrine Biosciences, Inc. *	341	29,043
PayPal Holdings, Inc. * ‡	601	113,337
PerkinElmer, Inc.	217	43,630
Pfizer, Inc.	3,132	184,945
Philip Morris International, Inc. ‡	3,088	293,360
Procter & Gamble Co. ‡	4,329	708,138
Regeneron Pharmaceuticals, Inc. *	383	241,872
S&P Global, Inc. ‡	1,057	498,830
Thermo Fisher Scientific, Inc. ‡	1,020	680,585
UnitedHealth Group, Inc. ‡	1,662	834,557
Vertex Pharmaceuticals, Inc. * ‡	1,025	225,090
Zimmer Biomet Holdings, Inc. ‡	1,735	220,414

		11,284,566

Energy - 2.6%
Cheniere Energy, Inc.	677	68,661
Chevron Corp. ‡	2,951	346,300
ConocoPhillips	5,747	414,819
Coterra Energy, Inc.	672	12,768
Diamondback Energy, Inc.	2,198	237,054
EOG Resources, Inc.	1,560	138,575
Phillips 66	307	22,245
Pioneer Natural Resources Co. ‡	1,455	264,636
Williams Cos., Inc. ‡	1,478	38,487

		1,543,545

Financial - 14.5%
Bank of America Corp. ‡	6,774	301,375
Berkshire Hathaway, Inc. Class B * ‡	2,586	773,214
Camden Property Trust REIT	1,006	179,752
Capital One Financial Corp. ‡	1,201	174,253
Chubb Ltd.	1,407	271,987
Citigroup, Inc. ‡	5,392	325,623
Equinix, Inc. REIT	217	183,547
Equity LifeStyle Properties, Inc. REIT	1,343	117,727
Fifth Third Bancorp	3,154	137,357
Goldman Sachs Group, Inc. ‡	794	303,745
Hartford Financial Services Group, Inc.	3,401	234,805
Host Hotels & Resorts, Inc. REIT *	2,759	47,979
Intercontinental Exchange, Inc. ‡	1,325	181,220
Kimco Realty Corp. REIT	3,712	91,501
Mastercard, Inc. Class A ‡	2,263	813,141
Morgan Stanley ‡	2,741	269,057
Progressive Corp. ‡	3,784	388,428
Prologis, Inc. REIT	2,608	439,083
Prudential Financial, Inc.	1,084	117,332
Regions Financial Corp. ‡	7,630	166,334
SBA Communications Corp. REIT	280	108,926
State Street Corp. ‡	3,595	334,335
Sun Communities, Inc. REIT	723	151,808
SVB Financial Group *	141	95,632

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
T Rowe Price Group, Inc. ‡	1,488	$292,600
Travelers Cos., Inc.	350	54,750
Truist Financial Corp. ‡	3,552	207,970
US Bancorp ‡	6,248	350,950
UDR, Inc. REIT	414	24,836
Ventas, Inc. REIT	2,863	146,357
Visa, Inc. Class A ‡	2,956	640,595
Voya Financial, Inc.	701	46,483
Wells Fargo & Co. ‡	12,868	617,407

		8,590,109

Industrial - 7.4%
Deere & Co. ‡	1,378	472,502
Eaton Corp. PLC	2,032	351,170
FedEx Corp. ‡	770	199,153
Honeywell International, Inc. ‡	963	200,795
Ingersoll Rand, Inc.	1,589	98,311
Johnson Controls International PLC	2,212	179,858
Masco Corp. ‡	1,768	124,149
Norfolk Southern Corp. ‡	1,072	319,145
Northrop Grumman Corp. ‡	503	194,696
Otis Worldwide Corp.	3,510	305,616
Parker-Hannifin Corp. ‡	665	211,550
Raytheon Technologies Corp. ‡	3,154	271,433
Stanley Black & Decker, Inc. ‡	1,689	318,579
Trane Technologies PLC	1,923	388,504
Union Pacific Corp. ‡	835	210,362
United Parcel Service, Inc. Class B ‡	2,066	442,826
Westrock Co.	1,499	66,496

		4,355,145

Technology - 25.3%
Accenture PLC Class A	1,610	667,425
Advanced Micro Devices, Inc. * ‡	3,342	480,914
Analog Devices, Inc. ‡	2,156	378,960
Apple, Inc. ‡	22,588	4,010,951
Applied Materials, Inc. ‡	2,800	440,608
Ceridian HCM Holding, Inc. *	256	26,742
Fortinet, Inc. *	197	70,802
Intel Corp. ‡	845	43,517
International Business Machines Corp.	2,120	283,359
Intuit, Inc. ‡	866	557,028
KLA Corp.	213	91,613
Lam Research Corp. ‡	686	493,337
Leidos Holdings, Inc. ‡	1,646	146,329
Microchip Technology, Inc.	1,352	117,705
Micron Technology, Inc.	633	58,964
Microsoft Corp. ‡	12,306	4,138,754
NVIDIA Corp. ‡	3,200	941,152
NXP Semiconductors NV (China)	1,510	343,948
Oracle Corp. ‡	2,342	204,246
QUALCOMM, Inc.	1,003	183,419
salesforce.com, Inc. * ‡	851	216,265
Seagate Technology Holdings PLC (Ireland)	2,715	306,741
Texas Instruments, Inc. ‡	2,819	531,297
Workday, Inc. Class A *	715	195,324
ZoomInfo Technologies, Inc. *	1,395	89,559

		15,018,959

	Shares	Value
Utilities - 2.4%
CenterPoint Energy, Inc.	8,076	$225,401
DTE Energy Co.	955	114,161
Edison International	1,618	110,429
Evergy, Inc.	1,943	133,309
Exelon Corp.	2,019	116,617
FirstEnergy Corp.	4,958	206,203
NextEra Energy, Inc. ‡	5,711	533,179

		1,439,299

Total Common Stocks (Cost $52,690,689)		57,418,054

	Principal Amount
SHORT-TERM INVESTMENT - 7.0%
Repurchase Agreement - 7.0%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $4,160,800; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $4,244,067)	$4,160,800	4,160,800

Total Short-Term Investment (Cost $4,160,800)		4,160,800

TOTAL INVESTMENTS - 103.8% (Cost $56,851,489)		61,578,854

DERIVATIVES - 0.0%		4,753

OTHER ASSETS & LIABILITIES, NET - (3.8%)		(2,256,319)

NET ASSETS - 100.0%		$59,327,288

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	25.3%
Consumer, Non-Cyclical	19.0%
Financial	14.5%
Communications	14.1%
Consumer, Cyclical	9.5%
Industrial	7.4%
Short-Term Investment	7.0%
Others (each less than 3.0%)	7.0%

	103.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	(3.8%	)

	100.0%

(b)	As of December 31, 2021, investments with a total aggregate value of $279,894 were fully or partially segregated with the broker(s)/custodian as collateral for option contracts.

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/22	7	$1,669,402	$1,665,475	($3,927)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(d)	Purchased options outstanding as of December 31, 2021 were as follows:

Options on Indices

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put - S&P 500 Index	$4,510.00	03/31/22	CBOE	124	$55,924,000	$1,056,852	$1,056,480

Total Purchased Options						$1,056,852	$1,056,480

(e)	Premiums received and value of written options outstanding as of December 31, 2021 were as follows:

Options on Indices

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - S&P 500 Index	$4,920.00	03/31/22	CBOE	124	$61,008,000	$779,588	($779,960)

Put - S&P 500 Index	3,810.00	03/31/22	CBOE	124	47,244,000	264,616	(267,840)

Total Written Options						$1,044,204	($1,047,800)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$57,418,054	$57,418,054	$-	$-
	Short-Term Investment	4,160,800	-	4,160,800	-
	Derivatives:
	Equity Contracts
	Purchased options	1,056,480	-	1,056,480	-

	Total Assets	62,635,334	57,418,054	5,217,280	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(3,927)	(3,927)	-	-
	Written options	(1,047,800)	-	(1,047,800)	-

	Total Liabilities	(1,051,727)	(3,927)	(1,047,800)	-

	Total	$61,583,607	$57,414,127	$4,169,480	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 99.9%
Basic Materials - 2.2%
Linde PLC (United Kingdom)	28,262	$9,790,805
Sherwin-Williams Co.	50,146	17,659,415

		27,450,220

Communications - 29.1%
Alphabet, Inc. Class A *	20,946	60,681,400
Amazon.com, Inc. *	29,343	97,839,539
Etsy, Inc. *	69,839	15,290,551
Match Group, Inc. *	118,231	15,636,050
MercadoLibre, Inc. * (Argentina)	11,056	14,907,910
Meta Platforms, Inc. Class A *	143,936	48,412,874
Netflix, Inc. *	45,592	27,466,444
Sea Ltd. ADR * (Taiwan)	98,035	21,931,410
Shopify, Inc. Class A * (Canada)	15,054	20,735,229
Snap, Inc. Class A *	435,141	20,464,681
Uber Technologies, Inc. *	148,787	6,238,639
Wix.com Ltd. * (Israel)	46,731	7,373,684

		356,978,411

Consumer, Cyclical - 9.0%
Chipotle Mexican Grill, Inc. *	6,598	11,534,954
Domino’s Pizza, Inc.	21,611	12,195,736
Evolution AB (Sweden) ~	84,022	11,875,749
LVMH Moet Hennessy Louis Vuitton SE (France)	25,302	20,910,423
NIKE, Inc. Class B	185,123	30,854,450
Olaplex Holdings, Inc. *	390,540	11,376,430
Tesla, Inc. *	10,480	11,075,054

		109,822,796

Consumer, Non-Cyclical - 14.6%
Align Technology, Inc. *	21,271	13,978,876
CoStar Group, Inc. *	118,227	9,343,480
Danaher Corp.	66,088	21,743,613
Eli Lilly & Co.	24,243	6,696,401
Intuitive Surgical, Inc. *	28,045	10,076,568
Lonza Group AG (Switzerland)	15,578	12,970,055
S&P Global, Inc.	81,957	38,677,967
Thermo Fisher Scientific, Inc.	17,496	11,674,031
TransUnion	134,899	15,996,323
UnitedHealth Group, Inc.	29,618	14,872,383
Zoetis, Inc.	94,862	23,149,174

		179,178,871

Energy - 0.6%
Pioneer Natural Resources Co.	38,415	6,986,920

Financial - 5.1%
KKR & Co., Inc.	172,726	12,868,087
Mastercard, Inc. Class A	54,592	19,615,997
Visa, Inc. Class A	138,804	30,080,215

		62,564,299

Industrial - 3.9%
Ball Corp.	70,229	6,760,946
Fortive Corp.	144,904	11,054,726
TransDigm Group, Inc. *	34,871	22,187,720
Union Pacific Corp.	32,665	8,229,294

		48,232,686

Technology - 35.4%
Adobe, Inc. *	49,079	27,830,738
Analog Devices, Inc.	92,726	16,298,449
Apple, Inc.	255,499	45,368,957
ASML Holding NV (Netherlands)	49,172	39,147,796

	Shares	Value
Crowdstrike Holdings, Inc. Class A *	28,867	$5,910,518
Intuit, Inc.	73,186	47,074,699
Marvell Technology, Inc.	451,004	39,458,340
Microsoft Corp.	342,682	115,250,810
NVIDIA Corp.	129,853	38,191,066
Roper Technologies, Inc.	38,530	18,951,366
ServiceNow, Inc. *	39,391	25,569,092
Zebra Technologies Corp. Class A *	24,060	14,320,512

		433,372,343

Total Common Stocks (Cost $751,779,535)		1,224,586,546

	Principal Amount
SHORT-TERM INVESTMENT - 0.2%
Repurchase Agreement - 0.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $1,881,662; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $1,919,335)	$1,881,662	1,881,662

Total Short-Term Investment (Cost $1,881,662)		1,881,662

TOTAL INVESTMENTS - 100.1% (Cost $753,661,197)		1,226,468,208

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(670,668)

NET ASSETS - 100.0%		$1,225,797,540

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	35.4%
Communications	29.1%
Consumer, Non-Cyclical	14.6%
Consumer, Cyclical	9.0%
Financial	5.1%
Industrial	3.9%
Others (each less than 3.0%)	3.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$27,450,220	$27,450,220	$-	$-
	Communications	356,978,411	356,978,411	-	-
	Consumer, Cyclical	109,822,796	77,036,624	32,786,172	-
	Consumer, Non-Cyclical	179,178,871	166,208,816	12,970,055	-
	Energy	6,986,920	6,986,920	-	-
	Financial	62,564,299	62,564,299	-	-
	Industrial	48,232,686	48,232,686	-	-
	Technology	433,372,343	433,372,343	-	-

	Total Common Stocks	1,224,586,546	1,178,830,319	45,756,227	-

	Short-Term Investment	1,881,662	-	1,881,662	-

	Total	$1,226,468,208	$1,178,830,319	$47,637,889	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 98.2%
Basic Materials - 4.0%
Air Products & Chemicals, Inc.	94,010	$28,603,482
PPG Industries, Inc.	143,988	24,829,291

		53,432,773

Communications - 16.1%
Alphabet, Inc. Class A *	8,260	23,929,550
Booking Holdings, Inc. *	13,142	31,530,681
Charter Communications, Inc. Class A *	36,121	23,549,808
Cisco Systems, Inc.	594,990	37,704,516
Comcast Corp. Class A	504,881	25,410,661
DISH Network Corp. Class A *	838,951	27,215,570
Motorola Solutions, Inc.	125,385	34,067,105
T-Mobile US, Inc. *	108,998	12,641,588

		216,049,479

Consumer, Cyclical - 3.6%
Home Depot, Inc.	65,841	27,324,674
TJX Cos., Inc.	269,034	20,425,061

		47,749,735

Consumer, Non-Cyclical - 10.0%
Amgen, Inc.	60,468	13,603,486
Anthem, Inc.	63,008	29,206,728
Johnson & Johnson	137,649	23,547,615
Merck & Co., Inc.	139,536	10,694,039
PepsiCo, Inc.	106,700	18,534,857
UnitedHealth Group, Inc.	76,187	38,256,540

		133,843,265

Energy - 5.7%
Chevron Corp.	205,520	24,117,772
ConocoPhillips	517,390	37,345,210
Enterprise Products Partners LP	717,109	15,747,714

		77,210,696

Financial - 27.0%
American Express Co.	260,657	42,643,485
American Tower Corp. REIT	92,693	27,112,703
Bank of America Corp.	1,342,493	59,727,514
Bank of New York Mellon Corp.	320,409	18,609,355
Berkshire Hathaway, Inc. Class B *	67,529	20,191,171
Capital One Financial Corp.	128,594	18,657,703
Charles Schwab Corp.	376,374	31,653,053
JPMorgan Chase & Co.	341,345	54,051,981
Marsh & McLennan Cos., Inc.	114,220	19,853,720
Progressive Corp.	151,616	15,563,382
Travelers Cos., Inc.	98,309	15,378,477
US Bancorp	247,464	13,900,053
Visa, Inc. Class A	118,600	25,701,806

		363,044,403

Industrial - 20.9%
Deere & Co.	116,012	39,779,355
Honeywell International, Inc.	77,369	16,132,210
Illinois Tool Works, Inc.	93,731	23,132,811
Martin Marietta Materials, Inc.	42,549	18,743,685
Northrop Grumman Corp.	59,359	22,976,088
Otis Worldwide Corp.	179,437	15,623,580
Raytheon Technologies Corp.	453,894	39,062,118
TE Connectivity Ltd.	316,859	51,122,031
United Parcel Service, Inc. Class B	128,484	27,539,260
Vertiv Holdings Co.	1,086,135	27,120,791

		281,231,929

	Shares	Value
Technology - 5.9%
Apple, Inc.	37,462	$6,652,127
Microsoft Corp.	45,461	15,289,444
NXP Semiconductors NV (China)	73,820	16,814,720
Oracle Corp.	177,456	15,475,938
QUALCOMM, Inc.	139,720	25,550,596

		79,782,825

Utilities - 5.0%
Edison International	326,958	22,314,884
Sempra Energy	339,680	44,932,870

		67,247,754

Total Common Stocks (Cost $830,049,619)		1,319,592,859

	Principal Amount
SHORT-TERM INVESTMENT - 1.2%
Repurchase Agreement - 1.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $16,116,544; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $16,438,965)	$16,116,544	16,116,544

Total Short-Term Investment (Cost $16,116,544)		16,116,544

TOTAL INVESTMENTS - 99.4% (Cost $846,166,163)		1,335,709,403

OTHER ASSETS & LIABILITIES, NET - 0.6%		8,029,205

NET ASSETS - 100.0%		$1,343,738,608

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.0%
Industrial	20.9%
Communications	16.1%
Consumer, Non-Cyclical	10.0%
Technology	5.9%
Energy	5.7%
Utilities	5.0%
Basic Materials	4.0%
Consumer, Cyclical	3.6%
Others (each less than 3.0%)	1.2%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,319,592,859	$1,319,592,859	$-	$-
	Short-Term Investment	16,116,544	-	16,116,544	-

	Total	$1,335,709,403	$1,319,592,859	$16,116,544	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 99.9%
Basic Materials - 0.8%
Valvoline, Inc.	232,918	$8,685,512

Communications - 15.2%
Airbnb, Inc. Class A *	75,672	12,598,631
Alphabet, Inc. Class A *	9,909	28,706,769
Amazon.com, Inc. *	17,644	58,831,095
Comcast Corp. Class A	313,848	15,795,970
Motorola Solutions, Inc.	44,669	12,136,567
Netflix, Inc. *	32,674	19,684,125
Snap, Inc. Class A *	70,207	3,301,835
Verizon Communications, Inc.	315,775	16,407,669
Zillow Group, Inc. Class C *	17,743	1,132,891

		168,595,552

Consumer, Cyclical - 8.3%
CarMax, Inc. *	79,998	10,418,140
DR Horton, Inc.	97,701	10,595,673
Floor & Decor Holdings, Inc. Class A *	22,037	2,865,030
General Motors Co. *	238,535	13,985,307
Home Depot, Inc.	44,494	18,465,455
O’Reilly Automotive, Inc. *	12,207	8,620,950
Southwest Airlines Co. *	106,502	4,562,546
Target Corp.	57,075	13,209,438
Tesla, Inc. *	6,257	6,612,273
Warner Music Group Corp. Class A	69,441	2,998,462

		92,333,274

Consumer, Non-Cyclical - 22.5%
AstraZeneca PLC ADR (United Kingdom)	265,977	15,493,160
Avantor, Inc. *	260,633	10,983,075
Bayer AG (Germany)	46,691	2,493,499
Coca-Cola Co.	96,435	5,709,916
Constellation Brands, Inc. Class A	40,084	10,059,881
Cooper Cos., Inc.	28,476	11,929,735
Coty, Inc. Class A *	110,703	1,162,382
CVS Health Corp.	226,527	23,368,525
Eli Lilly & Co.	84,726	23,403,016
HCA Healthcare, Inc.	99,250	25,499,310
Mondelez International, Inc. Class A	193,247	12,814,209
PayPal Holdings, Inc. *	52,194	9,842,745
Procter & Gamble Co.	182,348	29,828,486
Quidel Corp. *	16,790	2,266,482
Seagen, Inc. *	62,189	9,614,419
Sysco Corp.	128,070	10,059,899
Tenet Healthcare Corp. *	87,097	7,114,954
TransUnion	54,040	6,408,063
UnitedHealth Group, Inc.	64,266	32,270,529

		250,322,285

Energy - 2.2%
Exxon Mobil Corp.	117,585	7,195,026
Magellan Midstream Partners LP	130,073	6,040,590
Valero Energy Corp.	143,015	10,741,857

		23,977,473

Financial - 13.2%
Allstate Corp.	111,809	13,154,329
CIT Group, Inc.	117,360	6,025,262
Equitable Holdings, Inc.	591,389	19,391,645
First Citizens BancShares, Inc. Class A	4,837	4,013,936
Intercontinental Exchange, Inc.	124,262	16,995,314
JPMorgan Chase & Co.	219,277	34,722,513
Prologis, Inc. REIT	176,134	29,653,920
Rocket Cos., Inc. Class A	470,086	6,581,204

	Shares	Value
Signature Bank	24,548	$7,940,542
SVB Financial Group *	13,048	8,849,676

		147,328,341

Industrial - 11.2%
Caterpillar, Inc.	67,404	13,935,103
Hubbell, Inc.	15,821	3,295,040
Otis Worldwide Corp.	185,970	16,192,408
Raytheon Technologies Corp.	218,005	18,761,510
Rockwell Automation, Inc.	21,523	7,508,298
Union Pacific Corp.	42,233	10,639,760
United Parcel Service, Inc. Class B	152,624	32,713,428
Vulcan Materials Co.	68,871	14,296,242
Waste Connections, Inc.	55,836	7,608,772

		124,950,561

Technology - 25.0%
Accenture PLC Class A	41,147	17,057,489
Advanced Micro Devices, Inc. *	114,696	16,504,754
Amdocs Ltd.	30,567	2,287,634
Apple, Inc.	179,207	31,821,787
Applied Materials, Inc.	100,984	15,890,842
Fiserv, Inc. *	133,611	13,867,486
Manhattan Associates, Inc. *	21,641	3,364,959
Microsoft Corp.	223,555	75,186,018
QUALCOMM, Inc.	170,079	31,102,347
salesforce.com, Inc. *	102,704	26,100,168
ServiceNow, Inc. *	10,036	6,514,468
Snowflake, Inc. Class A *	15,267	5,171,696
VMware, Inc. Class A	143,366	16,613,252
Workday, Inc. Class A *	43,629	11,918,570
Zynga, Inc. Class A *	666,371	4,264,774

		277,666,244

Utilities - 1.5%
FirstEnergy Corp.	403,531	16,782,854

Total Common Stocks (Cost $799,551,689)		1,110,642,096

	Principal Amount
SHORT-TERM INVESTMENT - 0.2%
Repurchase Agreement - 0.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $2,693,795; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $2,747,778)	$2,693,795	2,693,795

Total Short-Term Investment (Cost $2,693,795)		2,693,795

TOTAL INVESTMENTS - 100.1% (Cost $802,245,484)		1,113,335,891

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(976,754)

NET ASSETS - 100.0%		$1,112,359,137

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	25.0%
Consumer, Non-Cyclical	22.5%
Communications	15.2%
Financial	13.2%
Industrial	11.2%
Consumer, Cyclical	8.3%
Others (each less than 3.0%)	4.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$8,685,512	$8,685,512	$-	$-
	Communications	168,595,552	168,595,552	-	-
	Consumer, Cyclical	92,333,274	92,333,274	-	-
	Consumer, Non-Cyclical	250,322,285	247,828,786	2,493,499	-
	Energy	23,977,473	23,977,473	-	-
	Financial	147,328,341	147,328,341	-	-
	Industrial	124,950,561	124,950,561	-	-
	Technology	277,666,244	277,666,244	-	-
	Utilities	16,782,854	16,782,854	-	-

	Total Common Stocks	1,110,642,096	1,108,148,597	2,493,499	-

	Short-Term Investment	2,693,795	-	2,693,795	-

	Total	$1,113,335,891	$1,108,148,597	$5,187,294	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 99.7%
Basic Materials - 5.9%
Albemarle Corp.	4,087	$955,418
Alcoa Corp.	48,921	2,914,713
CF Industries Holdings, Inc.	45,465	3,218,013
Eastman Chemical Co.	20,324	2,457,375
Freeport-McMoRan, Inc.	303,681	12,672,608
Hecla Mining Co.	98,349	513,382
Huntsman Corp.	165,988	5,789,661
Kirkland Lake Gold Ltd. (Canada)	118,517	4,971,788
Mosaic Co.	191,097	7,508,201
Nucor Corp.	27,726	3,164,923
Westlake Chemical Corp.	38,125	3,703,081

		47,869,163

Communications - 4.3%
Arista Networks, Inc. *	59,325	8,527,969
eBay, Inc.	17,517	1,164,880
Etsy, Inc. *	32,923	7,208,162
IAC/InterActiveCorp *	6,432	840,727
Match Group, Inc. *	24,962	3,301,224
Motorola Solutions, Inc.	10,680	2,901,756
Spotify Technology SA *	27,086	6,338,937
Trade Desk, Inc. Class A *	18,870	1,729,247
Twitter, Inc. *	74,038	3,199,922

		35,212,824

Consumer, Cyclical - 11.4%
American Eagle Outfitters, Inc.	116,725	2,955,477
Aptiv PLC *	15,031	2,479,363
Best Buy Co., Inc.	37,500	3,810,000
Brunswick Corp.	34,375	3,462,594
Burlington Stores, Inc. *	14,914	4,347,580
Casey’s General Stores, Inc.	31,820	6,279,677
Chipotle Mexican Grill, Inc. *	1,159	2,026,222
Copart, Inc. *	11,528	1,747,875
Darden Restaurants, Inc.	8,500	1,280,440
Dollar General Corp.	19,822	4,674,622
DR Horton, Inc.	64,551	7,000,556
Floor & Decor Holdings, Inc. Class A *	27,466	3,570,855
IAA, Inc. *	26,835	1,358,388
Lear Corp.	13,553	2,479,521
Live Nation Entertainment, Inc. *	47,504	5,685,754
LKQ Corp.	65,370	3,924,161
Lululemon Athletica, Inc. *	4,737	1,854,299
O’Reilly Automotive, Inc. *	4,404	3,110,237
Polaris, Inc.	30,779	3,382,920
Royal Caribbean Cruises Ltd. *	111,633	8,584,578
Scotts Miracle-Gro Co.	4,744	763,784
Texas Roadhouse, Inc.	23,166	2,068,260
Thor Industries, Inc.	23,393	2,427,492
Tractor Supply Co.	11,679	2,786,609
Ulta Beauty, Inc. *	9,434	3,890,016
Vail Resorts, Inc.	1,534	502,999
WW Grainger, Inc.	8,793	4,556,884
YETI Holdings, Inc. *	25,651	2,124,672

		93,135,835

Consumer, Non-Cyclical - 22.0%
ABIOMED, Inc. *	27,393	9,838,744
Align Technology, Inc. *	3,228	2,121,377
AMERCO	5,404	3,924,547
AmerisourceBergen Corp.	28,458	3,781,784
AMN Healthcare Services, Inc. *	55,756	6,820,631
BioMarin Pharmaceutical, Inc. *	76,359	6,746,318
Booz Allen Hamilton Holding Corp.	30,081	2,550,568
CoStar Group, Inc. *	42,726	3,376,636
Darling Ingredients, Inc. *	294,657	20,416,784

	Shares	Value
DexCom, Inc. *	3,118	$1,674,210
Edwards Lifesciences Corp. *	15,995	2,072,152
Euronet Worldwide, Inc. *	3,468	413,282
Exelixis, Inc. *	210,679	3,851,212
Gartner, Inc. *	38,412	12,841,900
Hain Celestial Group, Inc. *	321,080	13,681,219
Henry Schein, Inc. *	56,327	4,367,032
Horizon Therapeutics PLC *	52,519	5,659,447
Hormel Foods Corp.	161,550	7,885,255
IDEXX Laboratories, Inc. *	4,093	2,695,077
Insulet Corp. *	14,196	3,777,130
Lamb Weston Holdings, Inc.	42,393	2,686,868
MarketAxess Holdings, Inc.	11,563	4,755,515
Masimo Corp. *	9,764	2,858,704
Molina Healthcare, Inc. *	9,759	3,104,143
Monster Beverage Corp. *	12,806	1,229,888
Neurocrine Biosciences, Inc. *	35,073	2,987,167
NuVasive, Inc. *	74,875	3,929,440
Omnicell, Inc. *	30,059	5,423,846
Quanta Services, Inc.	81,121	9,301,334
Robert Half International, Inc.	43,592	4,861,380
Teleflex, Inc.	8,781	2,884,383
United Rentals, Inc. *	27,910	9,274,214
Vertex Pharmaceuticals, Inc. *	36,724	8,064,590

		179,856,777

Energy - 5.2%
Baker Hughes Co.	830,528	19,982,504
ChampionX Corp. *	183,060	3,699,642
Devon Energy Corp.	171,214	7,541,977
Enphase Energy, Inc. *	9,385	1,716,892
EOG Resources, Inc.	18,506	1,643,888
EQT Corp. *	20,920	456,265
Hess Corp.	16,858	1,247,998
Marathon Petroleum Corp.	50,895	3,256,771
Pioneer Natural Resources Co.	10,403	1,892,098
SolarEdge Technologies, Inc. *	3,529	990,131

		42,428,166

Financial - 18.6%
Agree Realty Corp. REIT	53,501	3,817,831
Ally Financial, Inc.	97,670	4,650,069
Arch Capital Group Ltd. *	210,016	9,335,211
Brown & Brown, Inc.	173,828	12,216,632
Cboe Global Markets, Inc.	69,870	9,111,048
Citizens Financial Group, Inc.	19,368	915,138
Discover Financial Services	33,736	3,898,532
EastGroup Properties, Inc. REIT	44,623	10,167,351
Evercore, Inc. Class A	35,525	4,826,071
Everest Re Group Ltd.	19,943	5,462,787
eXp World Holdings, Inc.	159,132	5,361,157
Healthcare Realty Trust, Inc. REIT	312,630	9,891,613
Host Hotels & Resorts, Inc. REIT *	92,493	1,608,453
Lincoln National Corp.	14,286	975,162
Mid-America Apartment Communities, Inc. REIT	54,207	12,437,254
Signature Bank	35,051	11,337,947
STAG Industrial, Inc. REIT	450,978	21,628,905
SVB Financial Group *	13,598	9,222,708
Synovus Financial Corp.	63,056	3,018,491
Voya Financial, Inc.	57,488	3,812,029
White Mountains Insurance Group Ltd.	7,605	7,710,709

		151,405,098

Industrial - 14.6%
AGCO Corp.	58,778	6,819,424
BWX Technologies, Inc.	58,134	2,783,456
Carrier Global Corp.	90,415	4,904,110
Chart Industries, Inc. *	28,342	4,520,266
Eagle Materials, Inc.	36,224	6,029,847

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Eaton Corp. PLC	56,552	$9,773,317
Garmin Ltd.	51,231	6,976,125
Generac Holdings, Inc. *	22,808	8,026,591
Hexcel Corp. *	8,949	463,558
Huntington Ingalls Industries, Inc.	29,283	5,468,307
Keysight Technologies, Inc. *	19,480	4,022,815
Knight-Swift Transportation Holdings, Inc.	111,115	6,771,348
L3Harris Technologies, Inc.	18,292	3,900,586
Martin Marietta Materials, Inc.	16,173	7,124,530
Owens Corning	45,140	4,085,170
Parker-Hannifin Corp.	17,860	5,681,623
Pentair PLC	70,518	5,149,929
Regal Rexnord Corp.	14,599	2,484,458
Textron, Inc.	74,709	5,767,535
Timken Co.	71,665	4,965,668
Universal Display Corp.	11,845	1,954,780
Vulcan Materials Co.	32,983	6,846,611
Xylem, Inc.	34,712	4,162,663

		118,682,717

Technology - 12.3%
AppLovin Corp. Class A *	17,438	1,643,706
Black Knight, Inc. *	72,671	6,023,699
Crowdstrike Holdings, Inc. Class A *	18,488	3,785,418
DocuSign, Inc. *	43,774	6,667,218
DXC Technology Co. *	99,806	3,212,755
KLA Corp.	28,268	12,158,349
Lumentum Holdings, Inc. *	47,973	5,074,104
Monolithic Power Systems, Inc.	1,740	858,394
NXP Semiconductors NV (China)	9,272	2,111,976
ON Semiconductor Corp. *	54,830	3,724,054
Paycom Software, Inc. *	4,017	1,667,818
Pure Storage, Inc. Class A *	172,285	5,607,877
Skyworks Solutions, Inc.	26,977	4,185,212
Splunk, Inc. *	70,160	8,118,915
Teradata Corp. *	194,620	8,265,511
Teradyne, Inc.	62,666	10,247,771
Twilio, Inc. Class A *	17,583	4,630,307
Veeva Systems, Inc. Class A *	6,437	1,644,525
Zebra Technologies Corp. Class A *	11,969	7,123,949
Zynga, Inc. Class A *	597,829	3,826,106

		100,577,664

Utilities - 5.4%
CenterPoint Energy, Inc.	439,556	12,268,008
CMS Energy Corp.	160,365	10,431,743
Evergy, Inc.	165,585	11,360,787
WEC Energy Group, Inc.	102,079	9,908,809

		43,969,347

Total Common Stocks (Cost $697,772,710)		813,137,591

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.1%
Repurchase Agreement - 0.1%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $1,217,603; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $1,242,000)	$1,217,603	$1,217,603

Total Short-Term Investment (Cost $1,217,603)		1,217,603

TOTAL INVESTMENTS - 99.8% (Cost $698,990,313)		814,355,194

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,795,304

NET ASSETS - 100.0%		$816,150,498

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.0%
Financial	18.6%
Industrial	14.6%
Technology	12.3%
Consumer, Cyclical	11.4%
Basic Materials	5.9%
Utilities	5.4%
Energy	5.2%
Communications	4.3%
Others (each less than 3.0%)	0.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$813,137,591	$813,137,591	$-	$-
	Short-Term Investment	1,217,603	-	1,217,603	-

	Total	$814,355,194	$813,137,591	$1,217,603	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 99.0%

Basic Materials - 1.4%

RPM International, Inc.	179,277	$18,106,977

Communications - 6.6%

Arista Networks, Inc. *	292,061	41,983,769
Pinterest, Inc. Class A *	476,587	17,323,937
Q2 Holdings, Inc. *	100,377	7,973,949
Shutterstock, Inc.	59,133	6,556,667
Twitter, Inc. *	255,888	11,059,479

		84,897,801

Consumer, Cyclical - 16.0%

BorgWarner, Inc.	494,825	22,301,763
Canada Goose Holdings, Inc. * (Canada)	324,022	12,008,255
Chipotle Mexican Grill, Inc. *	20,101	35,141,573
Fastenal Co.	425,551	27,260,797
Levi Strauss & Co. Class A	585,875	14,664,451
Lululemon Athletica, Inc. *	39,564	15,487,328
National Vision Holdings, Inc. *	316,627	15,194,930
On Holding AG Class A * (Switzerland)	156,638	5,922,483
Scotts Miracle-Gro Co.	98,717	15,893,437
Ulta Beauty, Inc. *	65,352	26,947,244
Vail Resorts, Inc.	45,907	15,052,905

		205,875,166

Consumer, Non-Cyclical - 24.6%

ABIOMED, Inc. *	56,810	20,404,448
Bio-Techne Corp.	36,649	18,959,994
CoStar Group, Inc. *	492,582	38,928,756
DexCom, Inc. * ‡	81,512	43,767,868
Edwards Lifesciences Corp. *	159,523	20,666,205
Envista Holdings Corp. *	394,470	17,774,818
Genmab AS ADR * (Denmark)	429,841	17,004,510
Hershey Co.	87,615	16,950,874
Horizon Therapeutics PLC *	189,512	20,421,813
Intuitive Surgical, Inc. *	52,827	18,980,741
MarketAxess Holdings, Inc.	81,815	33,648,055
Masimo Corp. *	55,614	16,282,667
Repligen Corp. *	57,307	15,177,186
Seagen, Inc. *	123,279	19,058,933

		318,026,868

Financial - 4.4%

First Republic Bank	117,691	24,304,368
Pinnacle Financial Partners, Inc.	107,417	10,258,324
SVB Financial Group *	33,547	22,752,917

		57,315,609

Industrial - 18.5%

Agilent Technologies, Inc.	96,410	15,391,857
AO Smith Corp.	272,580	23,400,993
CAE, Inc. * (Canada)	219,781	5,547,272
HEICO Corp. Class A	160,126	20,579,394
IDEX Corp.	79,985	18,902,055
II-VI, Inc. *	371,683	25,397,099
Keysight Technologies, Inc. *	143,787	29,693,453
Middleby Corp. *	129,707	25,521,149
Novanta, Inc. *	70,820	12,487,691
Trex Co., Inc. *	213,176	28,785,155
Trimble, Inc. *	217,679	18,979,432
Universal Display Corp.	85,284	14,074,419

		238,759,969

Technology - 27.5%

Azenta, Inc.	146,122	15,066,639
Cerner Corp.	346,917	32,218,182

	Shares	Value
Clarivate PLC *	648,874	$15,261,516
Crowdstrike Holdings, Inc. Class A *	93,022	19,046,254
DocuSign, Inc. *	158,721	24,174,796
Electronic Arts, Inc.	149,319	19,695,176
Five9, Inc. *	132,970	18,259,440
Genpact Ltd.	148,579	7,886,573
Guidewire Software, Inc. *	168,877	19,172,606
Marvell Technology, Inc.	398,388	34,854,966
Microchip Technology, Inc.	315,850	27,497,901
Monolithic Power Systems, Inc.	72,441	35,737,319
Paycom Software, Inc. *	56,774	23,571,997
SkyWater Technology, Inc. *	113,066	1,833,931
Teradyne, Inc.	217,378	35,547,824
Tyler Technologies, Inc. *	47,027	25,298,175

		355,123,295

Total Common Stocks (Cost $830,400,324)		1,278,105,685

	Principal Amount
SHORT-TERM INVESTMENT - 1.2%
Repurchase Agreement - 1.2%

Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $15,288,401; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $15,594,239)	$15,288,401	15,288,401

Total Short-Term Investment (Cost $15,288,401)		15,288,401

TOTAL INVESTMENTS - 100.2% (Cost $845,688,725)		1,293,394,086

DERIVATIVES - (0.1%)		(1,944,561)

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(804,885)

NET ASSETS - 100.0%		$1,290,644,640

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	27.5%
Consumer, Non-Cyclical	24.6%
Industrial	18.5%
Consumer, Cyclical	16.0%
Communications	6.6%
Financial	4.4%
Others (each less than 3.0%)	2.6%

	100.2%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2021, an investment with a value of $ 13,423,750 was fully or partially segregated with the broker(s)/custodian as collateral for open options contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(c)	Purchased options outstanding as of December 31, 2021 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - Pinterest, Inc.	$57.50	01/21/22	OCC	1,073	$6,169,750	$119,116	$6,438

Total Purchased Options						$119,116	$6,438

(d)	Premiums received and value of written options outstanding as of December 31, 2021 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - Pinterest, Inc.	$80.00	01/21/22	OCC	1,073	$8,584,000	$43,789	($1,073)

Put - Pinterest, Inc.	47.50	01/21/22	OCC	1,728	8,208,000	877,781	(1,869,696)
Put - Shutterstock, Inc.	110.00	01/21/22	OCC	284	3,124,000	218,726	(80,230)

						1,096,507	(1,949,926)

Total Written Options						$1,140,296	($1,950,999)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,278,105,685	$1,278,105,685	$-	$-
	Short-Term Investment	15,288,401	-	15,288,401	-
	Derivatives:
	Equity Contracts
	Purchased Options	6,438	-	6,438	-

	Total Assets	1,293,400,524	1,278,105,685	15,294,839	-

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(1,950,999)	-	(1,950,999)	-

	Total Liabilities	(1,950,999)	-	(1,950,999)	-

	Total	$1,291,449,525	$1,278,105,685	$13,343,840	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 98.8%
Basic Materials - 3.4%
Axalta Coating Systems Ltd. *	137,763	$4,562,711
DuPont de Nemours, Inc.	93,003	7,512,782
FMC Corp.	79,970	8,787,903
Ingevity Corp. *	22,279	1,597,404
Mosaic Co.	70,621	2,774,699
PPG Industries, Inc.	25,997	4,482,923

		29,718,422

Communications - 2.6%
Expedia Group, Inc. *	27,271	4,928,415
Maxar Technologies, Inc.	85,448	2,523,280
NortonLifeLock, Inc.	277,143	7,200,175
TEGNA, Inc.	257,338	4,776,193
Yelp, Inc. *	72,491	2,627,074

		22,055,137

Consumer, Cyclical - 14.6%
Alaska Air Group, Inc. *	88,859	4,629,554
AutoZone, Inc. *	8,033	16,840,301
Best Buy Co., Inc.	21,096	2,143,354
Callaway Golf Co. *	85,045	2,333,635
Carnival Corp. *	44,899	903,368
Darden Restaurants, Inc.	26,291	3,960,476
Foot Locker, Inc.	71,271	3,109,554
Gentex Corp.	119,428	4,162,066
Harley-Davidson, Inc.	188,447	7,102,567
Hasbro, Inc.	66,537	6,772,136
International Game Technology PLC	80,969	2,340,814
Las Vegas Sands Corp. *	88,178	3,319,020
Lear Corp.	26,607	4,867,751
Live Nation Entertainment, Inc. *	44,137	5,282,757
LKQ Corp.	88,752	5,327,783
Marriott International, Inc. Class A *	30,943	5,113,021
Mohawk Industries, Inc. *	34,626	6,308,165
Norwegian Cruise Line Holdings Ltd. *	40,765	845,466
Polaris, Inc.	52,807	5,804,017
Resideo Technologies, Inc. *	145,526	3,788,042
Ross Stores, Inc.	45,304	5,177,341
Royal Caribbean Cruises Ltd. *	13,275	1,020,847
Tempur Sealy International, Inc.	90,211	4,242,623
Travel & Leisure Co.	55,732	3,080,308
Ulta Beauty, Inc. *	6,710	2,766,801
Whirlpool Corp.	38,116	8,944,300
Wyndham Hotels & Resorts, Inc.	70,168	6,290,561

		126,476,628

Consumer, Non-Cyclical - 15.0%
AmerisourceBergen Corp.	61,394	8,158,649
ASGN, Inc. *	52,084	6,427,166
Avantor, Inc. *	199,664	8,413,841
Avery Dennison Corp.	15,191	3,289,915
Boston Scientific Corp. *	70,415	2,991,229
Centene Corp. *	83,574	6,886,498
Cigna Corp.	14,058	3,228,139
Coca-Cola Europacific Partners PLC (United Kingdom)	101,799	5,693,618
Corteva, Inc.	160,918	7,608,203
EVERTEC, Inc.	95,742	4,785,185
Global Payments, Inc.	38,975	5,268,640
HCA Healthcare, Inc.	24,370	6,261,140
Humana, Inc.	17,710	8,214,961
ICON PLC * (Ireland)	38,199	11,830,230
Jazz Pharmaceuticals PLC *	15,434	1,966,292
Keurig Dr Pepper, Inc.	94,367	3,478,368
Laboratory Corp. of America Holdings *	10,987	3,452,225
Molina Healthcare, Inc. *	16,893	5,373,325

	Shares	Value
Robert Half International, Inc.	62,635	$6,985,055
Universal Health Services, Inc. Class B	56,507	7,326,698
US Foods Holding Corp. *	167,203	5,823,680
Zimmer Biomet Holdings, Inc.	52,461	6,664,645

		130,127,702

Energy - 7.3%
ChampionX Corp. *	135,727	2,743,043
ConocoPhillips	137,585	9,930,885
Devon Energy Corp.	112,150	4,940,207
Diamondback Energy, Inc.	66,182	7,137,729
Halliburton Co.	218,370	4,994,122
HollyFrontier Corp.	121,527	3,983,655
Marathon Petroleum Corp.	116,695	7,467,313
Pioneer Natural Resources Co.	38,642	7,028,207
Schlumberger NV	326,464	9,777,597
Valero Energy Corp.	71,734	5,387,941

		63,390,699

Financial - 25.5%
Aflac, Inc.	60,622	3,539,719
Alleghany Corp. *	10,837	7,234,673
American Homes 4 Rent Class A REIT	123,600	5,390,196
American International Group, Inc.	125,703	7,147,473
Ameriprise Financial, Inc.	64,762	19,536,105
Aon PLC Class A	20,502	6,162,081
Capital One Financial Corp.	25,876	3,754,349
Cousins Properties, Inc. REIT	122,873	4,949,324
Discover Financial Services	89,601	10,354,291
Duke Realty Corp. REIT	150,335	9,867,989
East West Bancorp, Inc.	137,579	10,824,716
Equity Residential REIT	92,871	8,404,825
Essent Group Ltd.	49,832	2,268,851
Essex Property Trust, Inc. REIT	17,807	6,272,160
Everest Re Group Ltd.	26,095	7,147,942
Fifth Third Bancorp	399,152	17,383,070
Globe Life, Inc.	46,373	4,346,078
Healthpeak Properties, Inc. REIT	124,097	4,478,661
Huntington Bancshares, Inc.	958,862	14,785,652
KeyCorp	597,265	13,814,739
Kilroy Realty Corp. REIT	61,146	4,063,763
Lamar Advertising Co. Class A REIT	34,835	4,225,485
Regency Centers Corp. REIT	105,479	7,947,843
RenaissanceRe Holdings Ltd. (Bermuda)	18,023	3,051,835
SLM Corp.	160,000	3,147,200
State Street Corp.	49,828	4,634,004
Synchrony Financial	80,811	3,748,822
Travelers Cos., Inc.	21,399	3,347,446
Truist Financial Corp.	180,231	10,552,525
Welltower, Inc. REIT	95,212	8,166,333

		220,548,150

Industrial - 19.2%
Advanced Drainage Systems, Inc.	30,461	4,146,656
Altra Industrial Motion Corp.	71,299	3,676,889
AMETEK, Inc.	81,711	12,014,786
BWX Technologies, Inc.	87,638	4,196,108
Crown Holdings, Inc.	56,302	6,228,127
Curtiss-Wright Corp.	30,491	4,228,187
Dover Corp.	81,045	14,717,772
Eaton Corp. PLC	77,614	13,413,252
Expeditors International of Washington, Inc.	31,772	4,266,662
Flex Ltd. *	204,305	3,744,911
General Dynamics Corp.	29,072	6,060,640
Hexcel Corp. *	91,794	4,754,929
Howmet Aerospace, Inc.	246,969	7,861,023
Huntington Ingalls Industries, Inc.	21,520	4,018,645
ITT, Inc.	69,432	7,095,256
L3Harris Technologies, Inc.	29,270	6,241,535
Masco Corp.	65,596	4,606,151

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Norfolk Southern Corp.	20,071	$5,975,337
Oshkosh Corp.	57,659	6,498,746
Owens Corning	31,116	2,815,998
Parker-Hannifin Corp.	26,969	8,579,378
Sensata Technologies Holding PLC *	51,732	3,191,347
TE Connectivity Ltd.	78,939	12,736,018
Textron, Inc.	143,146	11,050,871
Vertiv Holdings Co.	160,196	4,000,094

		166,119,318

Technology - 7.2%
Activision Blizzard, Inc.	46,486	3,092,714
Cognizant Technology Solutions Corp. Class A	65,823	5,839,817
Fidelity National Information Services, Inc.	62,895	6,864,989
KLA Corp.	9,740	4,189,271
Leidos Holdings, Inc.	55,337	4,919,459
NetApp, Inc.	63,419	5,833,914
NXP Semiconductors NV (China)	37,825	8,615,778
Qorvo, Inc. *	62,537	9,780,161
Science Applications International Corp.	42,874	3,583,838
SS&C Technologies Holdings, Inc.	58,707	4,812,800
Western Digital Corp. *	78,641	5,128,180

		62,660,921

Utilities - 4.0%
American Electric Power Co., Inc.	37,486	3,335,129
CenterPoint Energy, Inc.	407,061	11,361,073
DTE Energy Co.	40,519	4,843,641
Edison International	99,817	6,812,510
Entergy Corp.	70,363	7,926,392

		34,278,745

Total Common Stocks (Cost $590,518,552)		855,375,722

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.2%
Repurchase Agreement - 1.2%
State Street Bank & Trust Co. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $10,677,455; collateralized by Federal Home Loan Mortgage Corp: 3.500% due 10/01/47 and value $10,891,004)	$10,677,455	$10,677,455

Total Short-Term Investment (Cost $10,677,455)		10,677,455

TOTAL INVESTMENTS - 100.0% (Cost $601,196,007)		866,053,177

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(29,567)

NET ASSETS - 100.0%		$866,023,610

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.5%
Industrial	19.2%
Consumer, Non-Cyclical	15.0%
Consumer, Cyclical	14.6%
Energy	7.3%
Technology	7.2%
Utilities	4.0%
Basic Materials	3.4%
Others (each less than 3.0%)	3.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$855,375,722	$855,375,722	$-	$-
	Short-Term Investment	10,677,455	-	10,677,455	-

	Total	$866,053,177	$855,375,722	$10,677,455	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
RIGHTS - 0.0%
Consumer, Non-Cyclical - 0.0%
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	154	$462

Total Rights (Cost $0)		462

COMMON STOCKS - 98.5%
Basic Materials - 4.5%
AdvanSix, Inc.	4,405	208,136
Allegheny Technologies, Inc. *	7,932	126,357
American Vanguard Corp.	3,449	56,529
Amyris, Inc. *	25,130	135,953
Arconic Corp. *	17,056	563,019
Ashland Global Holdings, Inc.	60,226	6,483,931
Carpenter Technology Corp.	7,559	220,647
Century Aluminum Co. *	7,788	128,969
Clearwater Paper Corp. *	2,644	96,955
Coeur Mining, Inc. *	12,810	64,562
Commercial Metals Co.	19,168	695,607
Constellium SE *	19,903	356,463
Ecovyst, Inc.	8,193	83,896
Elementis PLC * (United Kingdom)	1,099,069	1,957,741
Energy Fuels, Inc. *	3,592	27,407
Ferro Corp. *	2,186	47,720
Gatos Silver, Inc. *	1,216	12,622
GCP Applied Technologies, Inc. *	7,831	247,929
Glatfelter Corp.	7,016	120,675
Hawkins, Inc.	1,029	40,594
HB Fuller Co.	6,811	551,691
Hecla Mining Co.	59,641	311,326
Innospec, Inc.	2,713	245,092
Intrepid Potash, Inc. *	1,603	68,496
Kaiser Aluminum Corp.	9,154	859,927
Koppers Holdings, Inc. *	3,259	102,007
Kraton Corp. *	5,042	233,545
Kronos Worldwide, Inc.	3,109	46,666
Minerals Technologies, Inc.	70,927	5,188,310
Neenah, Inc.	2,654	122,827
Oil-Dri Corp. of America	857	28,050
PolyMet Mining Corp. * (Canada)	2,617	6,543
Rayonier Advanced Materials, Inc. *	9,742	55,627
Rogers Corp. *	362	98,826
Schnitzer Steel Industries, Inc. Class A	3,785	196,517
Schweitzer-Mauduit International, Inc.	4,994	149,321
Sensient Technologies Corp.	3,264	326,596
Stepan Co.	3,126	388,531
Tronox Holdings PLC Class A	18,306	439,893
Unifi, Inc. *	2,259	52,296
Ur-Energy, Inc. *	2,111	2,575
US Lime & Minerals, Inc.	299	38,577
Valhi, Inc.	382	10,983
Verso Corp. Class A	4,379	118,321
Zymergen, Inc. *	10,200	68,238

		21,386,493

Communications - 1.4%
1stdibs.com, Inc. *	218	2,727
A10 Networks, Inc.	1,592	26,395
ADTRAN, Inc.	7,186	164,056
Advantage Solutions, Inc. *	12,067	96,777
aka Brands Holding Corp. *	563	5,208
AMC Networks, Inc. Class A *	2,294	79,005
Anterix, Inc. *	1,309	76,917
ATN International, Inc.	1,751	69,952

	Shares	Value
Aviat Networks, Inc. *	1,084	$34,775
Boston Omaha Corp. Class A *	3,231	92,827
Bright Health Group, Inc. *	2,879	9,904
Calix, Inc. *	1,519	121,474
Cars.com, Inc. *	9,475	152,453
ChannelAdvisor Corp. *	1,360	33,565
Clear Channel Outdoor Holdings, Inc. *	53,210	176,125
comScore, Inc. *	11,373	37,986
Consolidated Communications Holdings, Inc. *	11,629	86,985
Couchbase, Inc. *	364	9,085
CuriosityStream, Inc. *	3,445	20,429
DZS, Inc. *	1,527	24,768
EchoStar Corp. Class A *	5,982	157,626
Entercom Communications Corp. *	19,053	48,966
Entravision Communications Corp. Class A	9,701	65,773
ePlus, Inc. *	4,232	228,020
EW Scripps Co. Class A *	9,129	176,646
Fluent, Inc. *	7,151	14,231
Gannett Co., Inc. *	22,481	119,824
Globalstar, Inc. *	11,794	13,681
Gogo, Inc. *	8,862	119,903
Gray Television, Inc.	13,585	273,874
Groupon, Inc. *	554	12,831
Harmonic, Inc. *	11,737	138,027
HealthStream, Inc. *	4,056	106,916
Hemisphere Media Group, Inc. *	2,476	18,001
Houghton Mifflin Harcourt Co. *	1,242	19,996
IDT Corp. Class B *	803	35,461
iHeartMedia, Inc. Class A *	9,760	205,350
InterDigital, Inc.	2,987	213,959
Iridium Communications, Inc. *	4,601	189,975
KVH Industries, Inc. *	2,472	22,718
Lands’ End, Inc. *	2,318	45,502
Liberty Latin America Ltd. Class A * (Chile)	6,887	80,302
Liberty Latin America Ltd. Class C * (Chile)	24,231	276,233
Limelight Networks, Inc. *	20,045	68,754
Lulu’s Fashion Lounge Holdings, Inc. *	326	3,335
Maxar Technologies, Inc.	11,576	341,839
MediaAlpha, Inc. Class A *	325	5,018
National CineMedia, Inc.	9,394	26,397
NeoPhotonics Corp. *	8,112	124,681
NETGEAR, Inc. *	4,647	135,739
Ooma, Inc. *	1,425	29,127
Plantronics, Inc. *	3,925	115,160
Preformed Line Products Co.	461	29,827
Revolve Group, Inc. *	2,134	119,589
Ribbon Communications, Inc. *	11,362	68,740
Scholastic Corp.	4,260	170,230
Shenandoah Telecommunications Co.	5,088	129,744
Sinclair Broadcast Group, Inc. Class A	6,180	163,337
Solo Brands, Inc. Class A *	777	12,145
Stagwell, Inc. *	9,139	79,235
TEGNA, Inc.	35,253	654,296
Telephone & Data Systems, Inc.	16,081	324,032
Thryv Holdings, Inc. *	223	9,172
TrueCar, Inc. *	14,845	50,473
US Cellular Corp. *	2,377	74,923
Value Line, Inc.	32	1,498
Viavi Solutions, Inc. *	4,331	76,312
VirnetX Holding Corp. *	10,078	26,203
WideOpenWest, Inc. *	3,201	68,886
Yelp, Inc. *	864	31,311

		6,845,231

Consumer, Cyclical - 15.2%
A-Mark Precious Metals, Inc.	1,428	87,251
Abercrombie & Fitch Co. Class A *	8,611	299,921
Academy Sports & Outdoors, Inc. *	12,464	547,170
Acushnet Holdings Corp.	3,829	203,243
Adient PLC *	93,235	4,464,092

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Aeva Technologies, Inc. *	16,823	$127,182
AMC Entertainment Holdings, Inc. Class A *	82,342	2,239,702
America’s Car-Mart, Inc. *	133	13,619
American Axle & Manufacturing Holdings, Inc. *	9,094	84,847
Avient Corp.	116,317	6,507,936
Barnes & Noble Education, Inc. *	7,298	49,699
Bassett Furniture Industries, Inc.	1,416	23,746
Beacon Roofing Supply, Inc. *	2,275	130,471
Beazer Homes USA, Inc. *	4,597	106,742
Bed Bath & Beyond, Inc. *	14,451	210,696
Big 5 Sporting Goods Corp.	3,328	63,265
Big Lots, Inc.	5,171	232,954
Biglari Holdings, Inc. Class B *	127	18,106
BJ’s Restaurants, Inc. *	253	8,741
BJ’s Wholesale Club Holdings, Inc. *	7,770	520,357
Blue Bird Corp. *	1,286	20,113
Bluegreen Vacations Holding Corp. *	1,233	43,278
Brunswick Corp.	37,292	3,756,423
Buckle, Inc.	291	12,312
Callaway Golf Co. *	18,464	506,652
Cannae Holdings, Inc. *	13,515	475,052
Canoo, Inc. *	9,160	70,715
CarLotz, Inc. *	10,998	24,965
Carrols Restaurant Group, Inc.	5,742	16,996
Carter’s, Inc.	11,369	1,150,770
Cato Corp. Class A	3,238	55,564
Cavco Industries, Inc. *	428	135,954
Century Communities, Inc.	1,707	139,616
Chicken Soup For The Soul Entertainment, Inc. *	858	11,875
Chico’s FAS, Inc. *	15,299	82,309
Children’s Place, Inc. *	20,100	1,593,729
Chuy’s Holdings, Inc. *	1,704	51,325
Cinemark Holdings, Inc. *	3,009	48,505
Clean Energy Fuels Corp. *	24,780	151,901
Commercial Vehicle Group, Inc. *	3,289	26,509
CompX International, Inc.	335	7,527
Conn’s, Inc. *	2,872	67,549
Container Store Group, Inc. *	5,164	51,537
Cooper-Standard Holdings, Inc. *	2,672	59,880
Daktronics, Inc. *	6,033	30,467
Dalata Hotel Group PLC * (Ireland)	505,109	2,139,247
Dana, Inc.	10,839	247,346
Dave & Buster’s Entertainment, Inc. *	3,755	144,192
Del Taco Restaurants, Inc.	4,769	59,374
Denny’s Corp. *	235,443	3,767,088
Dillard’s, Inc. Class A	935	229,094
Drive Shack, Inc. *	7,329	10,481
Dufry AG * (Switzerland)	67,790	3,341,675
El Pollo Loco Holdings, Inc. *	2,960	42,002
Eros STX Global Corp. * (United Arab Emirates)	51,468	12,337
Escalade, Inc.	1,214	19,169
Ethan Allen Interiors, Inc.	3,574	93,960
F45 Training Holdings, Inc. *	1,571	17,108
Fiesta Restaurant Group, Inc. *	2,993	32,953
First Watch Restaurant Group, Inc. *	479	8,028
FirstCash, Inc.	5,962	446,017
Fisker, Inc. *	2,092	32,907
Flexsteel Industries, Inc.	1,005	26,994
Forestar Group, Inc. *	1,854	40,325
Fossil Group, Inc. *	7,736	79,603
Franchise Group, Inc.	3,919	204,415
G-III Apparel Group Ltd. *	7,062	195,194
GAN Ltd. * (United Kingdom)	5,791	53,219
Genesco, Inc. *	2,400	154,008
Global Industrial Co.	476	19,468
GMS, Inc. *	6,829	410,491
Goodyear Tire & Rubber Co. *	44,161	941,513
Green Brick Partners, Inc. *	3,499	106,125
Group 1 Automotive, Inc.	24,615	4,805,340
Guess?, Inc.	5,652	133,839

	Shares	Value
Hall of Fame Resort & Entertainment Co. *	9,094	$13,823
Hamilton Beach Brands Holding Co. Class A	701	10,066
Haverty Furniture Cos., Inc.	1,525	46,619
Hawaiian Holdings, Inc. *	8,136	149,458
Healthcare Services Group, Inc.	5,681	101,065
Hibbett, Inc.	425	30,570
Hilton Grand Vacations, Inc. *	103,154	5,375,355
HNI Corp.	6,255	263,023
Hooker Furnishings Corp.	1,783	41,508
Hovnanian Enterprises, Inc. Class A *	826	105,142
Hyliion Holdings Corp. *	15,140	93,868
Ideanomics, Inc. *	69,998	83,998
IMAX Corp. *	7,128	127,164
Interface, Inc.	7,302	116,467
iRobot Corp. *	382	25,166
Jack in the Box, Inc.	65,646	5,742,712
Johnson Outdoors, Inc. Class A	326	30,543
KAR Auction Services, Inc. *	19,234	300,435
KB Home	10,445	467,205
Kimball International, Inc. Class B	5,643	57,728
La-Z-Boy, Inc.	6,997	254,061
Landsea Homes Corp. *	1,129	8,264
Lazydays Holdings, Inc. *	1,196	25,762
LCI Industries	10,139	1,580,366
Liberty TripAdvisor Holdings, Inc. Class A *	3,339	7,246
Life Time Group Holdings, Inc. *	2,858	49,186
Lifetime Brands, Inc.	2,141	34,192
Lions Gate Entertainment Corp. Class A *	9,949	165,551
Lions Gate Entertainment Corp. Class B *	18,156	279,421
Lordstown Motors Corp. Class A *	22,235	76,711
Lumber Liquidators Holdings, Inc. *	4,621	78,881
M/I Homes, Inc. *	4,936	306,921
Macy’s, Inc.	50,124	1,312,246
Madison Square Garden Entertainment Corp. *	4,199	295,358
Marcus Corp. *	3,687	65,850
MarineMax, Inc. *	1,631	96,294
MDC Holdings, Inc.	6,650	371,270
Meritage Homes Corp. *	5,550	677,433
Meritor, Inc. *	1,587	39,326
Mesa Air Group, Inc. *	5,666	31,730
Methode Electronics, Inc.	6,092	299,544
Miller Industries, Inc.	1,689	56,413
MillerKnoll, Inc.	11,872	465,264
Modine Manufacturing Co. *	7,092	71,558
Monarch Casino & Resort, Inc. *	431	31,872
Motorcar Parts of America, Inc. *	2,979	50,852
Movado Group, Inc.	2,505	104,784
Nautilus, Inc. *	3,679	22,552
Nu Skin Enterprises, Inc. Class A	4,384	222,488
ODP Corp. *	7,395	290,476
OneSpaWorld Holdings Ltd. * (Bahamas)	4,619	46,282
Oxford Industries, Inc.	2,393	242,937
PC Connection, Inc.	1,747	75,348
PetMed Express, Inc.	437	11,039
Portillo’s, Inc. Class A *	1,129	42,383
PriceSmart, Inc.	3,502	256,241
Regis Corp. *	700	1,218
Resideo Technologies, Inc. *	20,379	530,465
REV Group, Inc.	85,331	1,207,434
Rite Aid Corp. *	8,859	130,139
Rocky Brands, Inc.	1,027	40,875
Romeo Power, Inc. *	3,976	14,512
Rush Enterprises, Inc. Class A	6,792	377,907
Rush Enterprises, Inc. Class B	1,041	56,183
ScanSource, Inc. *	3,978	139,548
SeaWorld Entertainment, Inc. *	3,767	244,328
Shift Technologies, Inc. *	8,039	27,413
Shoe Carnival, Inc.	273	10,669
Signet Jewelers Ltd. (NYSE)	1,884	163,965
SkyWest, Inc. *	7,967	313,103

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Sleep Number Corp. *	1,821	$139,489
Snap One Holdings Corp. *	1,054	22,218
Sonic Automotive, Inc. Class A	3,473	171,740
Sovos Brands, Inc. *	2,196	33,050
Spirit Airlines, Inc. *	15,765	344,465
Standard Motor Products, Inc.	3,319	173,882
Steelcase, Inc. Class A	14,020	164,314
Superior Group of Cos., Inc.	1,414	31,023
Target Hospitality Corp. *	1,712	6,095
Taylor Morrison Home Corp. *	16,792	587,048
Tenneco, Inc. Class A *	1,065	12,035
Tilly’s, Inc. Class A	3,814	61,444
Titan International, Inc. *	6,864	75,229
Titan Machinery, Inc. *	3,115	104,944
Torrid Holdings, Inc. *	1,623	16,035
Traeger, Inc. *	2,487	30,242
TravelCenters of America, Inc. *	2,003	103,395
Tri Pointe Homes, Inc. *	16,486	459,795
Tupperware Brands Corp. *	7,780	118,956
UniFirst Corp.	2,406	506,222
Universal Electronics, Inc. *	2,004	81,663
Urban Outfitters, Inc. *	3,319	97,446
Vera Bradley, Inc. *	4,248	36,151
Veritiv Corp. *	2,296	281,421
Vista Outdoor, Inc. *	9,184	423,107
VOXX International Corp. *	2,619	26,635
VSE Corp.	1,710	104,207
Wabash National Corp.	7,409	144,624
Weber, Inc. Class A	1,896	24,515
WESCO International, Inc. *	5,863	771,512
Winmark Corp.	340	84,419
Workhorse Group, Inc. *	17,423	75,964
World Fuel Services Corp.	10,227	270,709
XL Fleet Corp. *	4,742	15,696
Xponential Fitness, Inc. Class A *	752	15,371
Zumiez, Inc. *	3,436	164,894

		72,610,506

Consumer, Non-Cyclical - 11.5%
2seventy bio, Inc. *	3,610	92,524
2U, Inc. *	1,820	36,527
4D Molecular Therapeutics, Inc. *	3,985	87,431
89bio, Inc. *	1,556	20,337
Aaron’s Co., Inc.	5,033	124,063
ABM Industries, Inc.	10,779	440,322
Absci Corp. *	819	6,716
Acacia Research Corp. *	7,859	40,317
ACCO Brands Corp.	14,919	123,231
Acumen Pharmaceuticals, Inc. *	562	3,799
Adagio Therapeutics, Inc. *	1,400	10,164
AdaptHealth Corp. *	11,422	279,382
Addus HomeCare Corp. *	1,402	131,101
Adicet Bio, Inc. *	3,244	56,738
Adtalem Global Education, Inc. *	7,836	231,632
Adverum Biotechnologies, Inc. *	14,248	25,076
Aeglea BioTherapeutics, Inc. *	6,436	30,571
Aerovate Therapeutics, Inc. *	598	7,050
Agios Pharmaceuticals, Inc. *	8,685	285,476
AirSculpt Technologies, Inc. *	192	3,300
Akebia Therapeutics, Inc. *	16,070	36,318
Akero Therapeutics, Inc. *	1,028	21,742
Akouos, Inc. *	3,861	32,819
Albireo Pharma, Inc. *	483	11,249
Allogene Therapeutics, Inc. *	6,463	96,428
Alpha Teknova, Inc. *	393	8,049
Alphatec Holdings, Inc. *	996	11,384
Alta Equipment Group, Inc. *	2,491	36,468
Altimmune, Inc. *	6,323	57,919
American Public Education, Inc. *	2,958	65,815
American Well Corp. Class A *	29,415	177,667

	Shares	Value
Amphastar Pharmaceuticals, Inc. *	4,124	$96,048
AnaptysBio, Inc. *	3,069	106,648
Andersons, Inc.	3,002	116,207
AngioDynamics, Inc. *	5,984	165,039
ANI Pharmaceuticals, Inc. *	1,740	80,179
Anika Therapeutics, Inc. *	2,310	82,767
Annexon, Inc. *	4,897	56,267
API Group Corp. *	32,161	828,789
Applied Therapeutics, Inc. *	756	6,766
Apria, Inc. *	1,617	52,714
AquaBounty Technologies, Inc. *	5,646	11,857
Arbutus Biopharma Corp. * (Canada)	11,665	45,377
Arcturus Therapeutics Holdings, Inc. *	3,375	124,909
Arcus Biosciences, Inc. *	7,156	289,603
Arcutis Biotherapeutics, Inc. *	3,919	81,280
Ardelyx, Inc. *	3,352	3,687
Arena Pharmaceuticals, Inc. *	8,912	828,281
Asensus Surgical, Inc. *	26,405	29,310
ASGN, Inc. *	876	108,098
Atara Biotherapeutics, Inc. *	12,700	200,152
Atea Pharmaceuticals, Inc. *	9,365	83,723
Athenex, Inc. *	5,835	7,936
Athersys, Inc. *	4,452	4,018
Athira Pharma, Inc. *	5,206	67,834
Atossa Therapeutics, Inc. *	17,837	28,539
Atreca, Inc. Class A *	4,176	12,653
Aura Biosciences, Inc. *	274	4,653
Avalo Therapeutics, Inc. *	1,387	2,358
Avanos Medical, Inc. *	7,711	267,340
Avid Bioservices, Inc. *	588	17,158
Avidity Biosciences, Inc. *	4,936	117,329
Avis Budget Group, Inc. *	6,595	1,367,605
Avrobio, Inc. *	5,921	22,796
B&G Foods, Inc.	10,204	313,569
Barrett Business Services, Inc.	1,207	83,355
Beauty Health Co. *	1,192	28,799
BellRing Brands, Inc. Class A *	2,149	61,311
BioCryst Pharmaceuticals, Inc. *	25,814	357,524
Biohaven Pharmaceutical Holding Co. Ltd. *	2,922	402,681
Bioventus, Inc. Class A *	1,201	17,402
Black Diamond Therapeutics, Inc. *	3,666	19,540
Bluebird Bio, Inc. *	10,815	108,042
Blueprint Medicines Corp. *	609	65,230
Bolt Biotherapeutics, Inc. *	3,583	17,557
Bridgebio Pharma, Inc. *	5,568	92,874
BrightView Holdings, Inc. *	6,460	90,957
Brookdale Senior Living, Inc. *	29,680	153,149
Brooklyn ImmunoTherapeutics, Inc. *	434	1,810
Cadiz, Inc. *	2,756	10,638
Cal-Maine Foods, Inc.	6,434	237,994
Cara Therapeutics, Inc. *	7,075	86,173
Cardiff Oncology, Inc. *	5,777	34,720
Caribou Biosciences, Inc. *	1,389	20,960
Carriage Services, Inc.	1,986	127,978
Cass Information Systems, Inc.	1,833	72,074
Castle Biosciences, Inc. *	273	11,704
Catalyst Pharmaceuticals, Inc. *	15,435	104,495
CBIZ, Inc. *	7,864	307,640
CEL-SCI Corp. *	496	3,522
Celldex Therapeutics, Inc. *	1,575	60,858
Central Garden & Pet Co. *	958	50,420
Central Garden & Pet Co. Class A *	4,000	191,400
Century Therapeutics, Inc. *	739	11,721
Chefs’ Warehouse, Inc. *	4,742	157,909
ChemoCentryx, Inc. *	8,049	293,064
Chimerix, Inc. *	3,318	21,335
Chinook Therapeutics, Inc. *	6,209	101,269
Citius Pharmaceuticals, Inc. *	18,430	28,382
Clene, Inc. *	1,206	4,945
Codex DNA, Inc. *	538	5,810

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Cogent Biosciences, Inc. *	4,244	$36,414
Community Health Systems, Inc. *	2,594	34,526
CoreCivic, Inc. *	19,240	191,823
CorMedix, Inc. *	5,575	25,366
Coursera, Inc. *	11,625	284,115
Covetrus, Inc. *	16,487	329,245
CRA International, Inc.	181	16,898
Crinetics Pharmaceuticals, Inc. *	1,051	29,859
Cross Country Healthcare, Inc. *	5,044	140,021
CryoLife, Inc. *	693	14,103
Cue Health, Inc. *	916	12,284
Cullinan Oncology, Inc. *	3,841	59,267
Curis, Inc. *	1,633	7,773
Custom Truck One Source, Inc. *	4,972	39,776
CVRx, Inc. *	199	2,434
Cymabay Therapeutics, Inc. *	10,953	37,021
Cyteir Therapeutics, Inc. *	474	5,389
Cytek Biosciences, Inc. *	419	6,838
Cytokinetics, Inc. *	922	42,025
CytomX Therapeutics, Inc. *	1,526	6,608
Day One Biopharmaceuticals, Inc. *	682	11,492
Deciphera Pharmaceuticals, Inc. *	923	9,018
Deluxe Corp.	6,717	215,683
Design Therapeutics, Inc. *	1,740	37,253
DICE Therapeutics, Inc. *	915	23,159
Duckhorn Portfolio, Inc. *	1,863	43,482
Dyne Therapeutics, Inc. *	4,891	58,154
Eagle Pharmaceuticals, Inc. *	995	50,665
Edgewell Personal Care Co.	8,685	396,991
Eiger BioPharmaceuticals, Inc. *	5,118	26,562
Eliem Therapeutics, Inc. *	428	4,477
Emerald Holding, Inc. *	3,741	14,852
Emergent BioSolutions, Inc. *	7,802	339,153
Enanta Pharmaceuticals, Inc. *	2,759	206,318
Endo International PLC *	36,665	137,860
Ennis, Inc.	4,052	79,136
Entrada Therapeutics, Inc. *	598	10,238
Envista Holdings Corp. *	77,323	3,484,174
Erasca, Inc. *	1,326	20,659
European Wax Center, Inc. Class A *	1,102	33,446
Exagen, Inc. *	1,162	13,514
EyePoint Pharmaceuticals, Inc. *	3,339	40,869
FibroGen, Inc. *	1,205	16,991
Finch Therapeutics Group, Inc. *	1,091	10,877
First Advantage Corp. *	729	13,880
Foghorn Therapeutics, Inc. *	2,679	61,269
Forma Therapeutics Holdings, Inc. *	5,425	77,143
Frequency Therapeutics, Inc. *	5,207	26,712
Fresh Del Monte Produce, Inc.	5,364	148,046
Fulcrum Therapeutics, Inc. *	4,398	77,801
Fulgent Genetics, Inc. *	2,922	293,924
G1 Therapeutics, Inc. *	2,531	25,842
Gemini Therapeutics, Inc. SPAC *	2,897	8,430
Generation Bio Co. *	561	3,972
Geron Corp. *	49,001	59,781
Glanbia PLC (Ireland)	253,124	3,536,495
Gossamer Bio, Inc. *	9,970	112,761
Graham Holdings Co. Class B	611	384,826
Graphite Bio, Inc. *	1,012	12,579
Green Dot Corp. Class A *	7,675	278,142
Gritstone bio, Inc. *	6,835	87,898
Hackett Group, Inc.	374	7,678
Haemonetics Corp. *	2,553	135,411
Harvard Bioscience, Inc. *	765	5,393
Heidrick & Struggles International, Inc.	1,820	79,589
Herc Holdings, Inc.	15,472	2,422,142
HF Foods Group, Inc. *	5,887	49,804
HireQuest, Inc.	114	2,298
Homology Medicines, Inc. *	6,899	25,112
Honest Co., Inc. *	3,916	31,680

	Shares	Value
Hookipa Pharma, Inc. *	1,010	$2,353
Hostess Brands, Inc. *	21,937	447,954
Huron Consulting Group, Inc. *	3,109	155,139
iBio, Inc. *	34,598	18,994
ICF International, Inc.	14,364	1,473,028
Icosavax, Inc. *	863	19,745
Ideaya Biosciences, Inc. *	3,970	93,851
Ikena Oncology, Inc. *	3,779	47,389
Imago Biosciences, Inc. *	604	14,321
Immuneering Corp. Class A *	596	9,637
Immunic, Inc. *	2,941	28,145
ImmunityBio, Inc. *	9,555	58,094
ImmunoGen, Inc. *	14,503	107,612
Immunovant, Inc. *	2,117	18,037
Impel Neuropharma, Inc. *	269	2,321
Infinity Pharmaceuticals, Inc. *	1,493	3,359
Ingles Markets, Inc. Class A	2,251	194,351
Innoviva, Inc. *	6,139	105,898
Inovio Pharmaceuticals, Inc. *	33,011	164,725
Inozyme Pharma, Inc. *	2,286	15,591
Instil Bio, Inc. *	4,594	78,603
Integer Holdings Corp. *	36,265	3,103,921
Invacare Corp. *	5,327	14,489
Invitae Corp. *	23,756	362,754
IsoPlexis Corp. *	461	4,237
iTeos Therapeutics, Inc. *	3,223	150,063
IVERIC bio, Inc. *	14,690	245,617
Janux Therapeutics, Inc. *	831	16,396
John B Sanfilippo & Son, Inc.	508	45,801
John Wiley & Sons, Inc. Class A	6,887	394,418
Jounce Therapeutics, Inc. *	5,387	44,981
Kala Pharmaceuticals, Inc. *	2,550	3,086
Kelly Services, Inc. Class A	5,698	95,555
KemPharm, Inc. *	2,393	20,843
Kezar Life Sciences, Inc. *	5,609	93,782
Kiniksa Pharmaceuticals Ltd. Class A *	2,454	28,884
Kinnate Biopharma, Inc. *	3,796	67,265
Korn Ferry	8,624	653,096
Krispy Kreme, Inc.	1,066	20,169
Kronos Bio, Inc. *	5,391	73,264
Krystal Biotech, Inc. *	1,829	127,939
Kura Oncology, Inc. *	10,158	142,212
Laird Superfood, Inc. *	116	1,513
Lancaster Colony Corp.	357	59,119
Landec Corp. *	4,132	45,865
Lantheus Holdings, Inc. *	9,221	266,395
Laureate Education, Inc. Class A	15,964	195,399
Lexicon Pharmaceuticals, Inc. *	6,634	26,138
LifeStance Health Group, Inc. *	2,764	26,313
Ligand Pharmaceuticals, Inc. *	2,122	327,764
Limoneira Co.	1,904	28,560
Lineage Cell Therapeutics, Inc. *	19,788	48,481
LivaNova PLC *	1,672	146,183
LiveRamp Holdings, Inc. *	10,545	505,633
Lucid Diagnostics, Inc. *	406	2,180
Lyell Immunopharma, Inc. *	1,478	11,440
MacroGenics, Inc. *	743	11,925
Magellan Health, Inc. *	3,758	356,972
Magenta Therapeutics, Inc. *	377	1,670
MannKind Corp. *	35,239	153,994
Marathon Digital Holdings, Inc. *	14,327	470,785
MaxCyte, Inc. *	6,311	64,309
MEDNAX, Inc. *	5,718	155,587
MeiraGTx Holdings PLC *	4,453	105,714
Meridian Bioscience, Inc. *	6,026	122,930
Merit Medical Systems, Inc. *	893	55,634
Mersana Therapeutics, Inc. *	3,379	21,017
MGP Ingredients, Inc.	371	31,531
MiMedx Group, Inc. *	5,991	36,186
Mirum Pharmaceuticals, Inc. *	18,006	287,196

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Mission Produce, Inc. *	5,282	$82,927
ModivCare, Inc. *	1,325	196,484
MoneyGram International, Inc. *	14,312	112,922
Monro, Inc.	2,057	119,861
Monte Rosa Therapeutics, Inc. *	739	15,090
Multiplan Corp. *	51,217	226,891
Mustang Bio, Inc. *	11,501	19,092
Myriad Genetics, Inc. *	12,705	350,658
NanoString Technologies, Inc. *	580	24,493
Nathan’s Famous, Inc.	105	6,131
National HealthCare Corp.	2,020	137,239
Natural Grocers by Vitamin Cottage, Inc.	1,413	20,135
Nature’s Sunshine Products, Inc.	1,869	34,577
Natus Medical, Inc. *	5,403	128,213
Neogen Corp. *	1,015	46,091
Neoleukin Therapeutics, Inc. *	4,336	20,900
Neuronetics, Inc. *	346	1,543
NewAge, Inc. *	8,826	9,091
NexImmune, Inc. *	815	3,757
NGM Biopharmaceuticals, Inc. *	4,602	81,501
Nkarta, Inc. *	2,282	35,029
Nurix Therapeutics, Inc. *	462	13,375
Nuvalent, Inc. Class A *	688	13,100
Nuvation Bio, Inc. *	3,971	33,754
Olema Pharmaceuticals, Inc. *	2,125	19,890
Omega Therapeutics, Inc. *	431	4,883
Oncocyte Corp. *	2,811	6,100
Oncorus, Inc. *	3,294	17,359
Oncternal Therapeutics, Inc. *	7,082	16,076
OPKO Health, Inc. *	63,903	307,373
Option Care Health, Inc. *	25,340	720,670
OraSure Technologies, Inc. *	11,354	98,666
ORIC Pharmaceuticals, Inc. *	4,362	64,121
Orthofix Medical, Inc. *	3,029	94,172
Owens & Minor, Inc.	2,022	87,957
Oyster Point Pharma, Inc. *	1,692	30,896
Pacific Biosciences of California, Inc. *	16,835	344,444
Paragon 28, Inc. *	240	4,246
Passage Bio, Inc. *	6,053	38,437
Patterson Cos., Inc.	10,240	300,544
Perdoceo Education Corp. *	11,040	129,830
Performance Food Group Co. *	2,139	98,159
Personalis, Inc. *	5,381	76,787
Pliant Therapeutics, Inc. *	393	5,306
Portage Biotech, Inc. * (Canada)	671	7,200
Poseida Therapeutics, Inc. *	4,648	31,653
Praxis Precision Medicines, Inc. *	4,881	96,156
Precigen, Inc. *	2,339	8,678
Prestige Consumer Healthcare, Inc. *	8,013	485,988
Primo Water Corp.	25,109	442,672
PROCEPT BioRobotics Corp. *	187	4,677
PROG Holdings, Inc. *	8,755	394,938
Prometheus Biosciences, Inc. *	4,154	164,249
Prothena Corp. PLC * (Ireland)	1,345	66,443
Provention Bio, Inc. *	8,735	49,091
Pyxis Oncology, Inc. *	658	7,218
Quanex Building Products Corp.	5,235	129,723
Rain Therapeutics, Inc. *	737	9,493
Rallybio Corp. *	582	5,552
Rapid Micro Biosystems, Inc. Class A *	443	4,714
Reata Pharmaceuticals, Inc. Class A *	597	15,743
Recursion Pharmaceuticals, Inc. Class A *	6,033	103,345
REGENXBIO, Inc. *	3,025	98,917
Relay Therapeutics, Inc. *	1,220	37,466
Remitly Global, Inc. *	299	6,165
Reneo Pharmaceuticals, Inc. *	531	4,540
Rent the Runway, Inc. Class A *	977	7,963
Rent-A-Center, Inc.	724	34,781
Repay Holdings Corp. *	7,655	139,857
Replimune Group, Inc. *	1,430	38,753

	Shares	Value
Resources Connection, Inc.	5,047	$90,038
Revlon, Inc. Class A *	1,116	12,655
REVOLUTION Medicines, Inc. *	8,171	205,664
Rhythm Pharmaceuticals, Inc. *	57,941	578,251
RR Donnelley & Sons Co. *	11,334	127,621
RxSight, Inc. *	203	2,284
Sana Biotechnology, Inc. *	713	11,037
Sanderson Farms, Inc.	469	89,617
Sangamo Therapeutics, Inc. *	2,011	15,083
Scholar Rock Holding Corp. *	692	17,189
SeaSpine Holdings Corp. *	2,529	34,445
Seer, Inc. *	4,082	93,110
Selecta Biosciences, Inc. *	13,206	43,052
Seneca Foods Corp. Class A *	980	46,991
Sensei Biotherapeutics, Inc. *	3,200	18,560
Shattuck Labs, Inc. *	770	6,553
Sientra, Inc. *	1,334	4,896
Sigilon Therapeutics, Inc. *	2,188	6,039
Silverback Therapeutics, Inc. *	3,203	21,332
Simply Good Foods Co. *	12,779	531,223
Singular Genomics Systems, Inc. *	890	10,288
SOC Telemed, Inc. *	1,264	1,618
Solid Biosciences, Inc. *	9,642	16,874
Sorrento Therapeutics, Inc. *	4,438	20,637
SpartanNash Co.	5,709	147,064
Spero Therapeutics, Inc. *	341	5,459
Sprouts Farmers Market, Inc. *	9,978	296,147
Spruce Biosciences, Inc. *	1,275	5,687
SQZ Biotechnologies Co. *	3,682	32,880
StoneMor, Inc. *	4,370	9,964
Strategic Education, Inc.	3,872	223,956
Stride, Inc. *	6,260	208,646
Supernus Pharmaceuticals, Inc. *	7,806	227,623
Surface Oncology, Inc. *	5,372	25,678
Sutro Biopharma, Inc. *	6,524	97,077
Syndax Pharmaceuticals, Inc. *	5,391	118,009
Syros Pharmaceuticals, Inc. *	4,859	15,840
Talaris Therapeutics, Inc. *	1,083	16,559
Talis Biomedical Corp. *	2,315	9,283
Tarsus Pharmaceuticals, Inc. *	271	6,098
Taysha Gene Therapies, Inc. *	626	7,293
TCR2 Therapeutics, Inc. *	4,951	23,072
Team, Inc. *	4,462	4,864
Tejon Ranch Co. *	3,283	62,640
Tenaya Therapeutics, Inc. *	874	16,562
Tenet Healthcare Corp. *	14,935	1,220,040
Terns Pharmaceuticals, Inc. *	754	5,331
Textainer Group Holdings Ltd. (China)	6,512	232,544
Theravance Biopharma, Inc. *	817	9,028
Theseus Pharmaceuticals, Inc. *	723	9,168
Thorne HealthTech, Inc. *	370	2,298
Tivity Health, Inc. *	2,890	76,412
Tonix Pharmaceuticals Holding Corp. *	70,601	25,254
Tootsie Roll Industries, Inc.	2,429	88,003
Travere Therapeutics, Inc. *	8,808	273,400
TreeHouse Foods, Inc. *	8,310	336,804
Trevena, Inc. *	17,600	10,252
Triple-S Management Corp. *	3,636	129,732
Triton International Ltd. (Bermuda)	10,649	641,389
TrueBlue, Inc. *	5,642	156,114
Turning Point Therapeutics, Inc. *	6,509	310,479
Tyra Biosciences, Inc. *	794	11,172
United Natural Foods, Inc. *	8,351	409,867
Universal Corp.	3,855	211,717
UroGen Pharma Ltd. *	934	8,882
Utah Medical Products, Inc.	482	48,200
Vanda Pharmaceuticals, Inc. *	8,709	136,644
Varex Imaging Corp. *	5,353	168,887
Vaxart, Inc. *	1,768	11,085
Vaxcyte, Inc. *	4,618	109,862

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
VBI Vaccines, Inc. *	3,530	$8,260
Vector Group Ltd.	19,725	226,443
Vectrus, Inc. *	1,819	83,256
Ventyx Biosciences, Inc. *	670	13,306
Vera Therapeutics, Inc. *	640	17,101
Veracyte, Inc. *	10,777	444,012
Veru, Inc. *	2,759	16,251
Verve Therapeutics, Inc. *	1,042	38,419
Viemed Healthcare, Inc. *	4,793	25,019
Viking Therapeutics, Inc. *	11,145	51,267
Village Super Market, Inc. Class A	1,401	32,769
Viracta Therapeutics, Inc. *	4,704	17,170
VistaGen Therapeutics, Inc. *	4,858	9,473
Vita Coco Co., Inc. *	422	4,714
Vivint Smart Home, Inc. *	10,713	104,773
Vor BioPharma, Inc. *	2,653	30,828
Weis Markets, Inc.	2,616	172,342
Werewolf Therapeutics, Inc. *	1,358	16,174
Whole Earth Brands, Inc. *	5,941	63,806
Willdan Group, Inc. *	378	13,306
WW International, Inc. *	5,801	93,570
XBiotech, Inc.	2,276	25,332
Xilio Therapeutics, Inc. *	478	7,648
XOMA Corp. *	858	17,889
Zevia PBC Class A *	366	2,580
Zogenix, Inc. *	8,980	145,925

		55,062,514

Energy - 5.7%
Advent Technologies Holdings, Inc. *	511	3,582
Aemetis, Inc. *	4,493	55,264
Alto Ingredients, Inc. *	11,884	57,162
Antero Resources Corp. *	40,185	703,238
Arch Resources, Inc.	1,951	178,165
Archrock, Inc.	21,550	161,194
Array Technologies, Inc. *	15,618	245,046
Beam Global *	154	2,864
Berry Corp.	10,791	90,860
Brigham Minerals, Inc. Class A	7,001	147,651
Bristow Group, Inc. *	3,766	119,269
California Resources Corp.	12,941	552,710
Callon Petroleum Co. *	1,021	48,242
Centennial Resource Development, Inc. Class A *	25,657	153,429
ChampionX Corp. *	26,503	535,626
Chesapeake Energy Corp.	15,775	1,017,803
Civitas Resources, Inc.	5,903	289,070
Cleanspark, Inc. *	5,475	52,122
CNX Resources Corp. *	33,485	460,419
Comstock Resources, Inc. *	14,514	117,418
CONSOL Energy, Inc. *	5,474	124,315
Crescent Point Energy Corp. (TSE) (Canada)	1,023,776	5,463,052
CVR Energy, Inc.	4,916	82,638
Delek US Holdings, Inc. *	10,736	160,933
Dril-Quip, Inc. *	5,571	109,637
Earthstone Energy, Inc. Class A *	3,420	37,415
Equitrans Midstream Corp.	65,341	675,626
Expro Group Holdings NV *	6,336	90,922
Falcon Minerals Corp.	993	4,836
FTS International, Inc. Class A *	1,411	37,039
FuelCell Energy, Inc. *	13,520	70,304
FutureFuel Corp.	4,549	34,754
Gevo, Inc. *	32,098	137,379
Golar LNG Ltd. * (Bermuda)	16,248	201,313
Green Plains, Inc. *	72,022	2,503,485
Helix Energy Solutions Group, Inc. *	23,232	72,484
Helmerich & Payne, Inc.	16,874	399,914
HighPeak Energy, Inc.	781	11,434
Hunting PLC (United Kingdom)	349,786	801,082
Laredo Petroleum, Inc. *	1,456	87,549

	Shares	Value
Liberty Oilfield Services, Inc. Class A *	9,417	$91,345
Matrix Service Co. *	4,179	31,426
MRC Global, Inc. *	12,816	88,174
Murphy Oil Corp.	23,410	611,235
Nabors Industries Ltd. *	1,133	91,875
National Energy Services Reunited Corp. *	5,986	56,568
Natural Gas Services Group, Inc. *	17,788	186,240
Newpark Resources, Inc. *	15,005	44,115
NexTier Oilfield Solutions, Inc. *	150,819	535,407
Northern Oil & Gas, Inc.	8,317	171,164
NOW, Inc. *	17,622	150,492
Oasis Petroleum, Inc.	485	61,105
Oceaneering International, Inc. *	15,974	180,666
Oil States International, Inc. *	9,728	48,348
Ovintiv, Inc.	39,548	1,332,768
Par Pacific Holdings, Inc. *	1,510	24,900
Patterson-UTI Energy, Inc.	29,923	252,849
PBF Energy, Inc. Class A *	15,442	200,283
PDC Energy, Inc.	15,602	761,066
Peabody Energy Corp. *	14,231	143,306
ProPetro Holding Corp. *	13,649	110,557
Range Resources Corp. *	38,175	680,660
Ranger Oil Corp. Class A *	3,378	90,936
Renewable Energy Group, Inc. *	7,131	302,640
REX American Resources Corp. *	893	85,728
Riley Exploration Permian, Inc.	330	6,376
RPC, Inc. *	11,110	50,439
Select Energy Services, Inc. Class A *	9,905	61,708
SM Energy Co.	19,153	564,630
Solaris Oilfield Infrastructure, Inc. Class A	3,434	22,493
SunCoke Energy, Inc.	13,297	87,627
Sunnova Energy International, Inc. *	11,725	327,362
SunPower Corp. *	2,637	55,034
Talos Energy, Inc. *	5,103	50,009
TechnipFMC PLC * (United Kingdom)	438,797	2,597,678
TETRA Technologies, Inc. *	4,882	13,865
Tidewater, Inc. *	6,352	68,030
U.S. Silica Holdings, Inc. *	11,751	110,459
W&T Offshore, Inc. *	14,998	48,444
Warrior Met Coal, Inc.	7,329	188,429
Whiting Petroleum Corp. *	6,284	406,449

		27,090,130

Financial - 31.7%
1st Source Corp.	2,905	144,088
Acadia Realty Trust REIT	13,802	301,298
AFC Gamma, Inc. REIT	1,933	43,995
Agree Realty Corp. REIT	10,945	781,035
Alerus Financial Corp.	2,501	73,229
Alexander & Baldwin, Inc. REIT *	82,744	2,076,047
Allegiance Bancshares, Inc.	3,027	127,770
Alliance Data Systems Corp.	38,892	2,589,040
Altus Midstream Co. Class A	463	28,387
Amalgamated Financial Corp.	2,290	38,403
Ambac Financial Group, Inc. *	7,279	116,828
Amerant Bancorp, Inc.	4,394	151,813
American Assets Trust, Inc. REIT	8,026	301,216
American Equity Investment Life Holding Co.	13,241	515,340
American Finance Trust, Inc. REIT	18,726	170,968
American National Bankshares, Inc.	1,864	70,236
American National Group, Inc.	1,204	227,363
Ameris Bancorp	10,706	531,874
AMERISAFE, Inc.	3,212	172,902
Angel Oak Mortgage, Inc. REIT	1,179	19,312
Apartment Investment & Management Co. Class A REIT *	24,345	187,943
Apollo Commercial Real Estate Finance, Inc. REIT	22,757	299,482
Apple Hospitality REIT, Inc.	34,322	554,300
Arbor Realty Trust, Inc. REIT	22,961	420,646

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Ares Commercial Real Estate Corp. REIT	7,017	$102,027
Argo Group International Holdings Ltd.	48,527	2,819,904
Armada Hoffler Properties, Inc. REIT	9,604	146,173
ARMOUR Residential REIT, Inc.	12,725	124,832
Arrow Financial Corp.	2,432	85,679
Ashford Hospitality Trust, Inc. REIT *	2,665	25,584
AssetMark Financial Holdings, Inc. *	2,875	75,354
Associated Banc-Corp.	24,374	550,609
Associated Capital Group, Inc. Class A	287	12,341
Atlantic Capital Bancshares, Inc. *	3,241	93,244
Atlantic Union Bankshares Corp.	72,464	2,702,183
Axos Financial, Inc. *	8,297	463,885
B. Riley Financial, Inc.	3,233	287,284
Banc of California, Inc.	8,739	171,459
BancFirst Corp.	2,813	198,485
Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	5,010	83,166
Bancorp, Inc. *	8,430	213,363
Bank First Corp.	1,113	80,403
Bank of Marin Bancorp	2,441	90,878
Bank of NT Butterfield & Son Ltd. (Bermuda)	8,110	309,072
BankUnited, Inc.	14,100	596,571
Banner Corp.	5,103	309,599
Bar Harbor Bankshares	2,455	71,023
Berkshire Hills Bancorp, Inc.	7,642	217,262
BGC Partners, Inc. Class A	50,668	235,606
Blackstone Mortgage Trust, Inc. Class A REIT	25,103	768,654
Blucora, Inc. *	4,938	85,526
Blue Foundry Bancorp *	4,154	60,773
Blue Ridge Bankshares, Inc.	2,900	51,910
Braemar Hotels & Resorts, Inc. REIT *	7,547	38,490
Brandywine Realty Trust REIT	27,229	365,413
Bridgewater Bancshares, Inc. *	2,823	49,939
BrightSpire Capital, Inc. REIT	13,367	137,145
Broadmark Realty Capital, Inc. REIT	20,508	193,390
Broadstone Net Lease, Inc. REIT	25,107	623,156
Brookline Bancorp, Inc.	10,837	175,451
BRT Apartments Corp. REIT	1,901	45,605
Bryn Mawr Bank Corp.	53,610	2,412,986
Business First Bancshares, Inc.	3,151	89,205
Byline Bancorp, Inc.	4,152	113,557
Cadence Bank	23,721	706,649
Cambridge Bancorp	1,173	109,781
Camden National Corp.	16,772	807,740
Capital Bancorp, Inc.	1,323	34,663
Capital City Bank Group, Inc.	2,342	61,829
Capitol Federal Financial, Inc.	20,525	232,548
Capstar Financial Holdings, Inc.	3,442	72,385
CareTrust REIT, Inc.	15,389	351,331
Carter Bankshares, Inc. *	4,200	64,638
CatchMark Timber Trust, Inc. Class A REIT	2,097	18,265
Cathay General Bancorp	12,174	523,360
CBTX, Inc.	3,035	88,015
Centerspace REIT	2,269	251,632
Central Pacific Financial Corp.	3,331	93,834
Chatham Lodging Trust REIT *	7,761	106,481
Chimera Investment Corp. REIT	38,109	574,684
CIT Group, Inc.	15,875	815,023
Citizens & Northern Corp.	2,743	71,647
Citizens, Inc. *	8,654	45,953
City Holding Co.	2,254	184,355
City Office REIT, Inc.	6,814	134,372
Civista Bancshares, Inc.	2,564	62,562
Clipper Realty, Inc. REIT	46	457
CNB Financial Corp.	2,727	72,266
CNO Financial Group, Inc.	181,781	4,333,659
Coastal Financial Corp. *	530	26,829
Columbia Banking System, Inc.	91,934	3,008,080
Columbia Financial, Inc. *	4,112	85,776
Community Bank System, Inc.	8,368	623,249

	Shares	Value
Community Healthcare Trust, Inc. REIT	1,353	$63,956
Community Trust Bancorp, Inc.	2,673	116,570
ConnectOne Bancorp, Inc.	6,155	201,330
CorePoint Lodging, Inc. REIT *	6,369	99,993
Corporate Office Properties Trust REIT	18,003	503,544
Cowen, Inc. Class A	4,227	152,595
Crawford & Co. Class A	2,704	20,253
CrossFirst Bankshares, Inc. *	3,939	61,488
CTO Realty Growth, Inc. REIT	920	56,506
Cushman & Wakefield PLC *	29,198	649,364
Customers Bancorp, Inc. *	4,214	275,469
CVB Financial Corp.	20,437	437,556
Diamond Hill Investment Group, Inc.	501	97,309
DiamondRock Hospitality Co. REIT *	33,214	319,187
DigitalBridge Group, Inc. REIT *	77,566	646,125
Dime Community Bancshares, Inc.	5,644	198,443
Diversified Healthcare Trust REIT	38,114	117,772
Donegal Group, Inc. Class A	2,632	37,611
Douglas Elliman, Inc. *	9,863	113,419
Dynex Capital, Inc. REIT	5,461	91,253
Eagle Bancorp, Inc.	4,734	276,182
Easterly Government Properties, Inc. REIT	13,672	313,362
Eastern Bankshares, Inc.	21,766	439,020
eHealth, Inc. *	2,834	72,267
Ellington Financial, Inc. REIT	8,505	145,350
Empire State Realty Trust, Inc. Class A REIT	22,777	202,715
Employers Holdings, Inc.	4,052	167,672
Enact Holdings, Inc.	40,293	832,856
Encore Capital Group, Inc. *	4,663	289,619
Enova International, Inc. *	5,785	236,954
Enstar Group Ltd. *	1,991	492,952
Enterprise Bancorp, Inc.	1,659	74,522
Enterprise Financial Services Corp.	5,764	271,427
Equity Bancshares, Inc. Class A	2,274	77,157
Equity Commonwealth REIT *	18,551	480,471
Essent Group Ltd.	17,320	788,580
Essential Properties Realty Trust, Inc. REIT	19,382	558,783
EZCORP, Inc. Class A *	7,990	58,886
Farmers National Banc Corp.	4,943	91,693
Farmland Partners, Inc. REIT	4,504	53,823
FB Financial Corp.	4,991	218,706
Federal Agricultural Mortgage Corp. Class C	1,464	181,434
Federated Hermes, Inc.	14,866	558,664
Fidelity D&D Bancorp, Inc.	649	38,291
Finance Of America Cos., Inc. Class A *	2,955	11,731
Financial Institutions, Inc.	2,709	86,146
First BanCorp	29,376	580,951
First Bancorp, Inc.	1,871	58,749
First Bancshares, Inc.	3,383	130,651
First Bank	2,634	38,219
First Busey Corp.	8,314	225,476
First Commonwealth Financial Corp.	13,397	215,558
First Community Bankshares, Inc.	2,888	96,517
First Financial Bancorp	13,901	338,906
First Financial Bankshares, Inc.	1,528	77,684
First Financial Corp.	1,907	86,368
First Foundation, Inc.	6,476	160,993
First Horizon Corp.	146,295	2,388,997
First Internet Bancorp	1,502	70,654
First Interstate BancSystem, Inc. Class A	11,441	465,305
First Merchants Corp.	9,189	384,927
First Mid Bancshares, Inc.	2,781	118,999
First Midwest Bancorp, Inc.	17,812	364,790
First of Long Island Corp.	61,893	1,336,270
Five Star Bancorp	1,185	35,550
Flagstar Bancorp, Inc.	8,354	400,491
Flushing Financial Corp.	4,894	118,924
Flywire Corp. *	1,592	60,592
Four Corners Property Trust, Inc. REIT	12,338	362,861
Franklin BSP Realty Trust, Inc. REIT	5,513	82,364

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Franklin Street Properties Corp. REIT	16,143	$96,051
FRP Holdings, Inc. *	1,099	63,522
FS Bancorp, Inc.	1,199	40,322
Fulton Financial Corp.	26,042	442,714
GAMCO Investors, Inc. Class A	21	525
GCM Grosvenor, Inc. Class A	624	6,552
Genworth Financial, Inc. Class A *	81,233	328,994
GEO Group, Inc. REIT	16,071	124,550
German American Bancorp, Inc.	33,392	1,301,620
Getty Realty Corp. REIT	6,295	202,007
Glacier Bancorp, Inc.	15,587	883,783
Gladstone Commercial Corp. REIT	4,395	113,259
Gladstone Land Corp. REIT	2,001	67,554
Global Medical REIT, Inc.	9,480	168,270
Global Net Lease, Inc. REIT	16,518	252,395
Goosehead Insurance, Inc. Class A	2,435	316,745
Granite Point Mortgage Trust, Inc. REIT	8,637	101,139
Great Ajax Corp. REIT	3,344	44,007
Great Southern Bancorp, Inc.	1,790	106,058
Great Western Bancorp, Inc.	8,163	277,215
Greenlight Capital Re Ltd. Class A *	4,880	38,259
Guaranty Bancshares, Inc.	1,439	54,078
Hancock Whitney Corp.	14,026	701,581
Hanmi Financial Corp.	4,242	100,451
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	11,534	612,686
Hanover Insurance Group, Inc.	55,620	7,289,557
HarborOne Bancorp, Inc.	8,043	119,358
HBT Financial, Inc.	1,916	35,887
HCI Group, Inc.	935	78,110
Healthcare Realty Trust, Inc. REIT	80,208	2,537,781
Heartland Financial USA, Inc.	6,633	335,696
Heritage Commerce Corp.	9,756	116,487
Heritage Financial Corp.	5,105	124,766
Heritage Insurance Holdings, Inc.	3,634	21,368
Hersha Hospitality Trust REIT *	5,055	46,354
Highwoods Properties, Inc. REIT	23,148	1,032,169
Hilltop Holdings, Inc.	9,976	350,557
Hingham Institution For Savings	226	94,893
Home Bancorp, Inc.	1,316	54,627
Home BancShares, Inc.	24,578	598,474
Home Point Capital, Inc.	1,000	4,500
HomeStreet, Inc.	2,714	141,128
HomeTrust Bancshares, Inc.	2,561	79,340
Hope Bancorp, Inc.	17,298	254,454
Horace Mann Educators Corp.	128,771	4,983,438
Horizon Bancorp, Inc.	7,002	145,992
Houlihan Lokey, Inc.	1,062	109,938
Howard Bancorp, Inc. *	2,084	45,410
Independence Holding Co.	707	40,073
Independence Realty Trust, Inc. REIT	16,818	434,409
Independent Bank Corp.	7,225	589,054
Independent Bank Corp. MI	3,481	83,091
Independent Bank Group, Inc.	6,109	440,764
Indus Realty Trust, Inc. REIT	189	15,320
Industrial Logistics Properties Trust REIT	10,407	260,695
Innovative Industrial Properties, Inc. REIT	1,817	477,707
International Bancshares Corp.	8,736	370,319
Invesco Mortgage Capital, Inc. REIT	46,481	129,217
Investors Bancorp, Inc.	23,935	362,615
Investors Title Co.	187	36,867
iStar, Inc. REIT	10,800	278,964
James River Group Holdings Ltd.	4,579	131,921
Kearny Financial Corp.	8,019	106,252
Kennedy-Wilson Holdings, Inc.	18,998	453,672
Kite Realty Group Trust REIT	34,753	756,920
KKR Real Estate Finance Trust, Inc. REIT	5,533	115,252
Ladder Capital Corp. REIT	18,714	224,381
Lakeland Bancorp, Inc.	8,257	156,800
Lakeland Financial Corp.	3,674	294,434

	Shares	Value
Legacy Housing Corp. *	1,225	$32,426
LendingClub Corp. *	15,862	383,543
LTC Properties, Inc. REIT	6,196	211,531
Luther Burbank Corp.	2,649	37,192
LXP Industrial Trust REIT	44,496	695,028
Macatawa Bank Corp.	4,615	40,704
Macerich Co. REIT	34,167	590,406
Maiden Holdings Ltd. *	11,389	34,850
Marcus & Millichap, Inc. *	3,399	174,913
Marlin Business Services Corp.	1,345	31,312
MBIA, Inc. *	7,734	122,120
McGrath RentCorp	72,803	5,843,169
Mercantile Bank Corp.	2,682	93,950
Merchants Bancorp	1,623	76,817
Meta Financial Group, Inc.	3,134	186,974
Metrocity Bankshares, Inc.	2,328	64,090
MetroMile, Inc. *	15,394	33,713
Metropolitan Bank Holding Corp. *	1,484	158,091
MFA Financial, Inc. REIT	70,851	323,081
Mid Penn Bancorp, Inc.	2,358	74,843
Midland States Bancorp, Inc.	3,605	89,368
MidWestOne Financial Group, Inc.	2,536	82,090
Moelis & Co. Class A	4,452	278,295
Monmouth Real Estate Investment Corp. REIT	12,984	272,794
Mr Cooper Group, Inc. *	9,891	411,565
MVB Financial Corp.	1,624	67,428
National Bank Holdings Corp. Class A	4,674	205,376
National Health Investors, Inc. REIT	6,970	400,566
National Western Life Group, Inc. Class A	417	89,421
Navient Corp.	25,303	536,930
NBT Bancorp, Inc.	6,314	243,215
Nelnet, Inc. Class A	2,694	263,150
NETSTREIT Corp. REIT	6,335	145,072
New York Mortgage Trust, Inc. REIT	62,051	230,830
NexPoint Residential Trust, Inc. REIT	2,890	242,269
NI Holdings, Inc. *	1,661	31,410
Nicolet Bankshares, Inc. *	1,975	169,356
NMI Holdings, Inc. Class A *	12,619	275,725
Northfield Bancorp, Inc.	7,364	119,002
Northrim BanCorp, Inc.	1,051	45,676
Northwest Bancshares, Inc.	18,741	265,373
OceanFirst Financial Corp.	9,506	211,033
Ocwen Financial Corp. *	1,318	52,680
Office Properties Income Trust REIT	7,703	191,343
OFG Bancorp	7,438	197,553
Old National Bancorp	25,001	453,018
Old Republic International Corp.	118,329	2,908,527
Old Second Bancorp, Inc.	4,615	58,103
One Liberty Properties, Inc. REIT	2,629	92,751
Oportun Financial Corp. *	3,411	69,073
Oppenheimer Holdings, Inc. Class A	1,498	69,462
Orchid Island Capital, Inc. REIT	21,234	95,553
Origin Bancorp, Inc.	3,039	130,434
Orrstown Financial Services, Inc.	1,944	48,989
Outfront Media, Inc. REIT	18,683	501,078
Pacific Premier Bancorp, Inc.	12,796	512,224
Paramount Group, Inc. REIT	29,816	248,665
Park National Corp.	2,336	320,756
PCSB Financial Corp.	2,281	43,430
Peapack-Gladstone Financial Corp.	3,054	108,112
Pebblebrook Hotel Trust REIT	20,852	466,459
PennyMac Financial Services, Inc.	4,997	348,691
PennyMac Mortgage Investment Trust REIT	12,689	219,900
Peoples Bancorp, Inc.	35,202	1,119,776
Peoples Financial Services Corp.	1,188	62,596
Phillips Edison & Co., Inc. REIT	2,610	86,234
Physicians Realty Trust REIT	35,103	660,989
Piedmont Office Realty Trust, Inc. Class A REIT	19,838	364,622
Pioneer Bancorp, Inc. *	2,462	27,870
Piper Sandler Cos.	2,804	500,542

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
PJT Partners, Inc. Class A	615	$45,565
Plymouth Industrial REIT, Inc.	5,002	160,064
Postal Realty Trust, Inc. Class A REIT	1,922	38,056
PotlatchDeltic Corp. REIT	10,539	634,659
PRA Group, Inc. *	6,900	346,449
Preferred Apartment Communities, Inc. REIT	8,438	152,390
Preferred Bank	787	56,499
Premier Financial Corp.	6,068	187,562
Primis Financial Corp.	4,107	61,769
ProAssurance Corp.	7,895	199,744
Provident Bancorp, Inc.	2,677	49,792
Provident Financial Services, Inc.	11,927	288,872
PS Business Parks, Inc. REIT	486	89,507
QCR Holdings, Inc.	2,497	139,832
Radian Group, Inc.	28,864	609,896
Radius Global Infrastructure, Inc. Class A *	9,424	151,726
RBB Bancorp	2,316	60,679
RE/MAX Holdings, Inc. Class A	2,947	89,854
Ready Capital Corp. REIT	9,467	147,969
Realogy Holdings Corp. *	18,463	310,363
Red River Bancshares, Inc.	746	39,911
Redwood Trust, Inc. REIT	18,467	243,580
Regional Management Corp.	766	44,014
Reliant Bancorp, Inc.	2,474	87,827
Renasant Corp.	8,236	312,556
Republic Bancorp, Inc. Class A	1,606	81,649
Republic First Bancorp, Inc. *	7,149	26,594
Retail Opportunity Investments Corp. REIT	19,075	373,870
Retail Value, Inc. REIT	2,767	17,764
RLI Corp.	521	58,404
RLJ Lodging Trust REIT	26,485	368,936
RMR Group, Inc. Class A	2,238	77,614
RPT Realty REIT	13,433	179,734
Ryman Hospitality Properties, Inc. REIT *	719	66,119
S&T Bancorp, Inc.	5,548	174,873
Sabra Health Care REIT, Inc.	36,464	493,723
Safehold, Inc. REIT	1,078	86,078
Safety Insurance Group, Inc.	2,084	177,203
Sandy Spring Bancorp, Inc.	7,458	358,581
Saul Centers, Inc. REIT	171	9,066
Sculptor Capital Management, Inc.	3,542	75,622
Seacoast Banking Corp. of Florida	8,496	300,673
Selective Insurance Group, Inc.	54,652	4,478,185
Seritage Growth Properties REIT *	5,990	79,487
Service Properties Trust REIT	26,380	231,880
ServisFirst Bancshares, Inc.	1,395	118,491
Sierra Bancorp	2,374	64,454
Simmons First National Corp. Class A	17,393	514,485
SiriusPoint Ltd. * (Bermuda)	14,417	117,210
SITE Centers Corp. REIT	27,975	442,844
SmartFinancial, Inc.	2,361	64,597
South Plains Financial, Inc.	1,774	49,335
Southern First Bancshares, Inc. *	881	55,054
Southern Missouri Bancorp, Inc.	1,269	66,204
Southside Bancshares, Inc.	4,861	203,287
SouthState Corp.	62,921	5,040,601
Spirit of Texas Bancshares, Inc.	2,108	60,668
STAG Industrial, Inc. REIT	28,095	1,347,436
State Auto Financial Corp.	2,877	148,712
Stewart Information Services Corp.	4,056	323,385
Stock Yards Bancorp, Inc.	3,180	203,138
StoneX Group, Inc. *	2,454	150,308
Stronghold Digital Mining, Inc. Class A *	293	3,765
Summit Financial Group, Inc.	1,947	53,445
Summit Hotel Properties, Inc. REIT *	16,763	163,607
Sunstone Hotel Investors, Inc. REIT *	224,630	2,634,910
Tanger Factory Outlet Centers, Inc. REIT	11,838	228,237
Terreno Realty Corp. REIT	11,723	999,855
Texas Capital Bancshares, Inc. *	5,078	305,950
Third Coast Bancshares, Inc. *	498	12,938

	Shares	Value
Tiptree, Inc.	3,809	$52,678
Tompkins Financial Corp.	2,359	197,165
Towne Bank	11,075	349,859
TPG RE Finance Trust, Inc. REIT	9,868	121,574
Trean Insurance Group, Inc. *	2,973	26,489
TriCo Bancshares	33,744	1,449,642
TriState Capital Holdings, Inc. *	4,638	140,346
Triumph Bancorp, Inc. *	272	32,390
TrustCo Bank Corp.	2,751	91,636
Trustmark Corp.	10,244	332,520
Two Harbors Investment Corp. REIT	54,869	316,594
UMB Financial Corp.	7,060	749,137
UMH Properties, Inc. REIT	930	25,417
United Bankshares, Inc.	21,264	771,458
United Community Banks, Inc.	13,507	485,442
United Fire Group, Inc.	3,297	76,457
United Insurance Holdings Corp.	3,560	15,450
Uniti Group, Inc. REIT	31,399	439,900
Universal Health Realty Income Trust REIT	130	7,731
Universal Insurance Holdings, Inc.	4,430	75,310
Univest Financial Corp.	4,849	145,082
Urban Edge Properties REIT	18,552	352,488
Urstadt Biddle Properties, Inc. Class A REIT	4,910	104,583
Valley National Bancorp	64,666	889,157
Velocity Financial, Inc. *	1,275	17,468
Veris Residential, Inc. REIT *	14,052	258,276
Veritex Holdings, Inc.	6,194	246,397
Walker & Dunlop, Inc.	4,208	634,903
Washington Federal, Inc.	10,670	356,165
Washington Real Estate Investment Trust REIT	13,533	349,828
Washington Trust Bancorp, Inc.	32,757	1,846,512
Waterstone Financial, Inc.	3,362	73,493
WesBanco, Inc.	9,968	348,780
West BanCorp, Inc.	2,318	72,020
Westamerica BanCorp	4,112	237,386
Whitestone REIT	7,205	72,987
WisdomTree Investments, Inc.	5,305	32,467
World Acceptance Corp. *	692	169,838
WSFS Financial Corp.	7,042	352,945
Xenia Hotels & Resorts, Inc. REIT *	18,296	331,341

		151,197,458

Industrial - 19.2%
AAR Corp. *	5,465	213,299
Aerojet Rocketdyne Holdings, Inc.	2,443	114,235
AerSale Corp. *	1,491	26,450
AgEagle Aerial Systems, Inc. *	3,701	5,811
Air Transport Services Group, Inc. *	9,394	275,996
Alamo Group, Inc.	175	25,756
Albany International Corp. Class A	3,919	346,636
Allied Motion Technologies, Inc.	103	3,758
Altra Industrial Motion Corp.	10,326	532,512
American Outdoor Brands, Inc. *	2,217	44,185
American Superconductor Corp. *	4,345	47,274
American Woodmark Corp. *	2,637	171,932
Apogee Enterprises, Inc.	75,588	3,639,562
ArcBest Corp.	4,049	485,273
Arcosa, Inc.	7,718	406,739
Argan, Inc.	13,050	504,904
Aris Water Solution, Inc. Class A *	1,637	21,199
Astec Industries, Inc.	14,202	983,773
Astronics Corp. *	3,951	47,412
Atlas Air Worldwide Holdings, Inc. *	4,597	432,670
Atlas Technical Consultants, Inc. *	1,847	15,552
AZZ, Inc.	3,978	219,944
Babcock & Wilcox Enterprises, Inc. *	6,222	56,122
Barnes Group, Inc.	7,515	350,124
Belden, Inc.	7,069	464,645
Benchmark Electronics, Inc.	126,907	3,439,180
Boise Cascade Co.	4,943	351,942

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Brady Corp. Class A	7,530	$405,867
Cadre Holdings, Inc. *	569	14,464
Caesarstone Ltd.	3,633	41,198
Casella Waste Systems, Inc. Class A *	599	51,167
CECO Environmental Corp. *	5,039	31,393
Centrus Energy Corp. Class A *	1,502	74,965
Chart Industries, Inc. *	2,330	371,612
Chase Corp.	856	85,223
Columbus McKinnon Corp.	9,885	457,280
Comtech Telecommunications Corp.	4,189	99,237
Concrete Pumping Holdings, Inc. *	4,334	35,539
Costamare, Inc. (Monaco)	8,568	108,385
Covenant Logistics Group, Inc. *	1,981	52,358
DHT Holdings, Inc.	22,542	116,993
Dorian LPG Ltd.	3,956	50,202
Ducommun, Inc. *	1,740	81,380
DXP Enterprises, Inc. *	2,738	70,284
Dycom Industries, Inc. *	868	81,384
Eagle Bulk Shipping, Inc.	1,405	63,927
Eastman Kodak Co. *	234	1,095
EMCOR Group, Inc.	7,667	976,699
Encore Wire Corp.	3,160	452,196
EnerSys	6,086	481,159
EnPro Industries, Inc.	3,292	362,350
ESCO Technologies, Inc.	3,730	335,663
Fabrinet * (Thailand)	832	98,567
FARO Technologies, Inc. *	1,449	101,459
Flowserve Corp.	42,221	1,291,963
Fluidigm Corp. *	10,998	43,112
Fluor Corp. *	22,681	561,808
Frontline Ltd. * (Norway)	19,154	135,419
GATX Corp.	5,610	584,506
Genco Shipping & Trading Ltd.	5,215	83,440
Gibraltar Industries, Inc. *	3,733	248,916
Gorman-Rupp Co.	2,953	131,556
GrafTech International Ltd.	3,760	44,481
Granite Construction, Inc.	7,398	286,303
Great Lakes Dredge & Dock Corp. *	228,072	3,585,292
Greenbrier Cos., Inc.	110,679	5,079,059
Greif, Inc. Class A	3,484	210,329
Greif, Inc. Class B	872	52,128
Griffon Corp.	7,369	209,869
Harsco Corp. *	7,162	119,677
Haynes International, Inc.	1,988	80,176
Heartland Express, Inc.	7,402	124,502
Heritage-Crystal Clean, Inc. *	1,554	49,759
Hillenbrand, Inc.	5,247	272,792
Hub Group, Inc. Class A *	5,325	448,578
Hyster-Yale Materials Handling, Inc.	1,558	64,034
Ichor Holdings Ltd. *	1,563	71,945
Identiv, Inc. *	243	6,838
II-VI, Inc. *	20,635	1,409,990
Infrastructure and Energy Alternatives, Inc. *	2,557	23,524
INNOVATE Corp. *	7,318	27,077
Insteel Industries, Inc.	11,977	476,804
International Seaways, Inc.	7,318	107,428
Itron, Inc. *	1,296	88,802
JELD-WEN Holding, Inc. *	8,756	230,808
Kaman Corp.	4,398	189,774
Kennametal, Inc.	13,329	478,644
Kimball Electronics, Inc. *	3,684	80,164
Knowles Corp. *	314,798	7,350,533
Kratos Defense & Security Solutions, Inc. *	15,183	294,550
Lindsay Corp.	157	23,864
Luxfer Holdings PLC (United Kingdom)	2,473	47,754
Manitowoc Co., Inc. *	5,530	102,803
Marten Transport Ltd.	9,509	163,174
Masonite International Corp. *	21,753	2,565,766
Materion Corp.	1,984	182,409
Matson, Inc.	6,644	598,159

	Shares	Value
Matthews International Corp. Class A	4,953	$181,626
Mayville Engineering Co., Inc. *	1,428	21,291
Mesa Laboratories, Inc.	787	258,207
Mistras Group, Inc. *	3,315	24,630
Moog, Inc. Class A	4,647	376,268
Mueller Industries, Inc.	26,693	1,584,496
Mueller Water Products, Inc. Class A	101,408	1,460,275
Myers Industries, Inc.	3,062	61,271
MYR Group, Inc. *	687	75,948
National Presto Industries, Inc.	816	66,936
NL Industries, Inc.	1,476	10,922
NN, Inc. *	6,869	28,163
Nordic American Tankers Ltd.	25,846	43,680
Northwest Pipe Co. *	1,486	47,255
NV5 Global, Inc. *	1,592	219,887
NVE Corp.	54	3,688
Olympic Steel, Inc.	1,485	34,897
OSI Systems, Inc. *	2,398	223,494
Pactiv Evergreen, Inc.	6,831	86,617
PAM Transportation Services, Inc. *	469	33,304
Park Aerospace Corp.	3,067	40,484
Park-Ohio Holdings Corp.	1,368	28,961
PGT Innovations, Inc. *	4,705	105,815
Plexus Corp. *	511	49,000
Powell Industries, Inc.	1,417	41,787
Primoris Services Corp.	8,561	205,293
Proto Labs, Inc. *	3,708	190,406
Pure Cycle Corp. *	237	3,460
Radiant Logistics, Inc. *	6,353	46,313
Ranpak Holdings Corp. *	5,000	187,900
RBC Bearings, Inc. *	3,825	772,535
Regal Rexnord Corp.	21,303	3,625,345
Ryerson Holding Corp.	967	25,190
Safe Bulkers, Inc. * (Greece)	10,267	38,707
Sanmina Corp. *	10,161	421,275
Scorpio Tankers, Inc. (Monaco)	7,835	100,366
SFL Corp. Ltd. (Norway)	19,708	160,620
Sight Sciences, Inc. *	249	4,375
SPX Corp. *	1,180	70,422
SPX FLOW, Inc.	6,088	526,490
Standex International Corp.	1,909	211,250
Stantec, Inc. (TSE) (Canada)	45,521	2,557,554
Sterling Construction Co., Inc. *	3,572	93,944
Stoneridge, Inc. *	3,492	68,932
Sturm Ruger & Co., Inc.	178	12,108
Summit Materials, Inc. Class A *	166,350	6,677,289
Teekay Corp. * (Bermuda)	10,711	33,633
Teekay Tankers Ltd. Class A * (Bermuda)	3,769	41,082
Terex Corp.	21,225	932,839
Thermon Group Holdings, Inc. *	5,159	87,342
Timken Co.	84,631	5,864,082
TimkenSteel Corp. *	7,454	122,991
Tredegar Corp.	776	9,172
TriMas Corp.	6,817	252,229
Trinity Industries, Inc.	12,352	373,030
Triumph Group, Inc. *	10,271	190,322
TTM Technologies, Inc. *	16,485	245,626
Turtle Beach Corp. *	496	11,041
Tutor Perini Corp. *	6,679	82,619
US Ecology, Inc. *	4,431	141,526
US Xpress Enterprises, Inc. Class A *	4,219	24,766
UFP Industries, Inc.	55,760	5,130,478
UFP Technologies, Inc. *	1,036	72,789
Universal Logistics Holdings, Inc.	251	4,734
View, Inc. *	22,133	86,540
Vishay Intertechnology, Inc.	18,330	400,877
Vishay Precision Group, Inc. *	1,977	73,386
Watts Water Technologies, Inc. Class A	1,946	377,855
Werner Enterprises, Inc.	8,686	413,975
Willis Lease Finance Corp. *	425	16,001

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
WillScot Mobile Mini Holdings Corp. *	203,503	$8,311,063
Worthington Industries, Inc.	5,268	287,949
Xometry, Inc. Class A *	262	13,427
Yellow Corp. *	7,661	96,452
Zurn Water Solutions Corp.	9,137	332,587

		91,696,529

Technology - 5.9%
3D Systems Corp. *	1,814	39,074
ACI Worldwide, Inc. *	217,147	7,535,001
Agilysys, Inc. *	369	16,406
Alkami Technology, Inc. *	305	6,118
Allscripts Healthcare Solutions, Inc. *	19,374	357,450
Alpha & Omega Semiconductor Ltd. *	626	37,911
American Software, Inc. Class A	1,180	30,881
Amkor Technology, Inc.	12,876	319,196
Arteris, Inc. *	292	6,164
Asana, Inc. Class A *	932	69,481
AvidXchange Holdings, Inc. *	631	9,503
AXT, Inc. *	6,354	55,979
Benefitfocus, Inc. *	936	9,978
Bottomline Technologies DE, Inc. *	5,929	334,811
Castlight Health, Inc. Class B *	18,794	28,943
Cohu, Inc. *	43,304	1,649,449
Computer Programs & Systems, Inc. *	2,291	67,126
Conduent, Inc. *	26,820	143,219
Convey Health Solutions Holdings, Inc. *	761	6,362
CS Disco, Inc. *	711	25,418
CSG Systems International, Inc.	2,769	159,550
CTS Corp.	14,716	540,372
Daily Journal Corp. *	193	68,849
DarioHealth Corp. *	2,162	28,041
Desktop Metal, Inc. Class A *	10,331	51,138
Digi International, Inc. *	5,454	134,005
DigitalOcean Holdings, Inc. *	439	35,265
Diodes, Inc. *	1,586	174,159
Donnelley Financial Solutions, Inc. *	4,453	209,914
E2open Parent Holdings, Inc. *	31,682	356,739
Ebix, Inc.	4,247	129,109
eGain Corp. *	1,841	18,373
EMCORE Corp. *	4,910	34,272
Enfusion, Inc. Class A *	825	17,275
EngageSmart, Inc. *	624	15,051
Envestnet, Inc. *	571	45,303
EverCommerce, Inc. *	579	9,119
Evolent Health, Inc. Class A *	10,182	281,736
Forian, Inc. *	376	3,392
FormFactor, Inc. *	1,517	69,357
Genius Brands International, Inc. *	45,862	48,155
GTY Technology Holdings, Inc. *	5,211	34,914
HireRight Holdings Corp. *	1,868	29,888
Inseego Corp. *	10,622	61,926
Insight Enterprises, Inc. *	3,602	383,973
Instructure Holdings, Inc. *	1,620	38,848
Intapp, Inc. *	362	9,108
Integral Ad Science Holding Corp. *	1,538	34,159
Kaltura, Inc. *	1,256	4,233
KBR, Inc.	2,858	136,098
Loyalty Ventures, Inc. *	14,261	428,828
ManTech International Corp. Class A	4,385	319,798
MeridianLink, Inc. *	434	9,366
Model N, Inc. *	483	14,504
NantHealth, Inc. *	1,918	2,023
NetScout Systems, Inc. *	186,003	6,152,979
NextGen Healthcare, Inc. *	9,102	161,925
ON24, Inc. *	1,466	25,435
Onto Innovation, Inc. *	5,335	540,062
Outbrain, Inc. *	632	8,848
Parsons Corp. *	4,210	141,666
PDF Solutions, Inc. *	4,758	151,257

	Shares	Value
Photronics, Inc. *	9,451	$178,151
Ping Identity Holding Corp. *	9,700	221,936
PowerSchool Holdings, Inc. Class A *	7,004	115,356
Quantum Corp. *	9,269	51,165
Rackspace Technology, Inc. *	2,324	31,304
Rambus, Inc. *	17,292	508,212
Rekor Systems, Inc. *	1,959	12,831
SecureWorks Corp. Class A *	1,639	26,175
SkyWater Technology, Inc. *	151	2,449
Smith Micro Software, Inc. *	7,251	35,675
Software AG (Germany)	95,825	3,817,714
StarTek, Inc. *	2,546	13,290
Sterling Check Corp. *	1,382	28,345
Super Micro Computer, Inc. *	6,999	307,606
Udemy, Inc. *	1,788	34,938
Unisys Corp. *	2,261	46,509
Veeco Instruments, Inc. *	8,023	228,415
Verint Systems, Inc. *	10,295	540,590
Weave Communications, Inc. *	186	2,823
Xperi Holding Corp.	16,684	315,494

		28,386,460

Utilities - 3.4%
ALLETE, Inc.	8,393	556,875
American States Water Co.	2,821	291,804
Artesian Resources Corp. Class A	1,288	59,673
Avista Corp.	11,243	477,715
Black Hills Corp.	56,742	4,004,283
Brookfield Infrastructure Corp. Class A (Canada)	9,858	672,907
California Water Service Group	8,370	601,468
Chesapeake Utilities Corp.	2,751	401,123
Clearway Energy, Inc. Class A	4,272	143,026
Clearway Energy, Inc. Class C	9,722	350,284
IDACORP, Inc.	11,713	1,327,200
MGE Energy, Inc.	5,835	479,929
Middlesex Water Co.	1,719	206,796
New Jersey Resources Corp.	15,431	633,597
Northwest Natural Holding Co.	4,864	237,266
NorthWestern Corp.	8,433	482,030
ONE Gas, Inc.	8,400	651,756
Ormat Technologies, Inc.	7,231	573,418
Otter Tail Corp.	6,635	473,872
PNM Resources, Inc.	13,634	621,847
Portland General Electric Co.	14,380	760,990
SJW Group	4,407	322,592
South Jersey Industries, Inc.	16,441	429,439
Southwest Gas Holdings, Inc. *	9,630	674,581
Spire, Inc.	10,358	675,549
Unitil Corp.	2,443	112,354
Via Renewables, Inc.	234	2,675
York Water Co.	751	37,385

		16,262,434

Total Common Stocks (Cost $439,936,727)		470,537,755

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.4%
Repurchase Agreement - 1.4%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $6,591,374; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $6,723,408)	$6,591,374	$6,591,374

Total Short-Term Investment (Cost $6,591,374)		6,591,374

TOTAL INVESTMENTS - 99.9% (Cost $446,528,101)		477,129,591

DERIVATIVES - 0.0%		32,285

OTHER ASSETS & LIABILITIES, NET - 0.1%		301,183

NET ASSETS - 100.0%		$477,463,059

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	31.7%
Industrial	19.2%
Consumer, Cyclical	15.2%
Consumer, Non-Cyclical	11.5%
Technology	5.9%
Energy	5.7%
Basic Materials	4.5%
Utilities	3.4%
Others (each less than 3.0%)	2.8%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)

An investment with a value of $462 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/22	171	$1,885,309	$1,917,594	$32,285

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$462	$-	$-	$462
	Common Stocks
	Basic Materials	21,386,493	21,386,493	-	-
	Communications	6,845,231	6,845,231	-	-
	Consumer, Cyclical	72,610,506	69,268,831	3,341,675	-
	Consumer, Non-Cyclical	55,062,514	51,526,019	3,536,495	-
	Energy	27,090,130	27,090,130	-	-
	Financial	151,197,458	151,197,458	-	-
	Industrial	91,696,529	91,696,529	-	-
	Technology	28,386,460	24,568,746	3,817,714	-
	Utilities	16,262,434	16,262,434	-	-

	Total Common Stocks	470,537,755	459,841,871	10,695,884	-

	Short-Term Investment	6,591,374	-	6,591,374	-
	Derivatives:
	Equity Contracts
	Futures	32,285	32,285	-	-

	Total	$477,161,876	$459,874,156	$17,287,258	$462

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 96.2%
Basic Materials - 4.0%
Axalta Coating Systems Ltd. *	131,039	$4,340,012
Element Solutions, Inc.	165,541	4,019,335
Ingevity Corp. *	43,094	3,089,840

		11,449,187

Communications - 3.8%
Open Lending Corp. Class A *	162,409	3,650,954
Q2 Holdings, Inc. *	60,774	4,827,887
Vivid Seats, Inc. Class A	196,429	2,137,147

		10,615,988

Consumer, Cyclical - 12.9%
Allbirds, Inc. Class A *	68,572	1,034,066
Dutch Bros, Inc. Class A *	18,274	930,329
F45 Training Holdings, Inc. *	194,758	2,120,915
Genius Sports Ltd. * (United Kingdom)	225,925	1,717,030
JetBlue Airways Corp. *	260,674	3,711,998
Leslie’s, Inc. *	254,215	6,014,727
Malibu Boats, Inc. Class A *	54,882	3,772,040
Manchester United PLC Class A (United Kingdom)	194,657	2,771,916
On Holding AG Class A * (Switzerland)	19,755	746,936
Penn National Gaming, Inc. *	40,818	2,116,413
Petco Health & Wellness Co., Inc. *	100,292	1,984,779
Skechers U.S..A., Inc. Class A *	97,175	4,217,395
ThredUp, Inc. Class A *	112,733	1,438,473
Visteon Corp. *	19,917	2,213,575
Vroom, Inc. *	146,533	1,581,091

		36,371,683

Consumer, Non-Cyclical - 25.7%
Abcam PLC * (United Kingdom)	115,376	2,706,377
Adaptive Biotechnologies Corp. *	36,752	1,031,261
Allovir, Inc. *	48,088	622,259
Annexon, Inc. *	46,021	528,781
BioAtla, Inc. *	30,597	600,619
Bioxcel Therapeutics, Inc. *	25,775	524,006
Boyd Group Services, Inc. (Canada)	11,147	1,759,092
Bright Horizons Family Solutions, Inc. *	15,511	1,952,525
Certara, Inc. *	143,085	4,066,476
Collegium Pharmaceutical, Inc. *	47,710	891,223
Duckhorn Portfolio, Inc. *	86,775	2,025,328
European Wax Center, Inc. Class A *	49,352	1,497,833
Evo Payments, Inc. Class A *	218,811	5,601,561
Guardant Health, Inc. *	11,785	1,178,736
Harmony Biosciences Holdings, Inc. *	34,617	1,476,069
HealthEquity, Inc. *	44,095	1,950,763
ICON PLC * (Ireland)	5,737	1,776,749
Immunocore Holdings PLC ADR * (United Kingdom)	20,713	709,213
Laird Superfood, Inc. *	8,962	116,864
Legalzoom.com, Inc. *	115,051	1,848,869
Lyell Immunopharma, Inc. *	60,860	471,056
Maravai LifeSciences Holdings, Inc. Class A *	57,483	2,408,538
MaxCyte, Inc. *	112,135	1,142,656
Neurocrine Biosciences, Inc. *	12,995	1,106,784
Nevro Corp. *	19,838	1,608,267
Nuvei Corp. * ~ (Canada)	46,115	2,996,553
Oatly Group AB ADR *	181,433	1,444,207
Olink Holding AB ADR * (Sweden)	30,009	546,164
Optinose, Inc. *	114,530	185,539
Oxford Nanopore Technologies PLC * (United Kingdom)	88,399	835,174
Paylocity Holding Corp. *	7,212	1,703,186
Payoneer Global, Inc. *	342,720	2,518,992
Prelude Therapeutics, Inc. *	29,532	367,673

	Shares	Value
PROCEPT BioRobotics Corp. *	33,560	$839,336
Recursion Pharmaceuticals, Inc. Class A *	80,162	1,373,175
Remitly Global, Inc. *	196,135	4,044,304
Ritchie Bros Auctioneers, Inc. (Canada)	67,737	4,146,182
Sana Biotechnology, Inc. *	47,066	728,582
Silk Road Medical, Inc. *	17,173	731,741
SpringWorks Therapeutics, Inc. *	24,882	1,542,186
Syneos Health, Inc. *	44,963	4,616,801
TriNet Group, Inc. *	23,042	2,194,981
Turning Point Therapeutics, Inc. *	21,944	1,046,729
Twist Bioscience Corp. *	14,759	1,142,199

		72,605,609

Energy - 0.8%
Shoals Technologies Group, Inc. Class A *	89,803	2,182,213

Financial - 10.3%
Big Yellow Group PLC REIT (United Kingdom)	93,139	2,151,986
First Interstate BancSystem, Inc. Class A	66,761	2,715,170
Focus Financial Partners, Inc. Class A *	62,784	3,749,460
GCM Grosvenor, Inc. Class A	69,002	724,521
Grosvenor Capital Management LP PIPE *	114,402	1,201,221
Hamilton Lane, Inc. Class A	46,486	4,816,879
Innovative Industrial Properties, Inc. REIT	11,709	3,078,413
Prosperity Bancshares, Inc.	35,439	2,562,240
STAG Industrial, Inc. REIT	109,875	5,269,605
WisdomTree Investments, Inc.	464,982	2,845,690

		29,115,185

Industrial - 13.4%
Advanced Drainage Systems, Inc.	19,388	2,639,289
Advanced Energy Industries, Inc.	46,820	4,263,429
AZEK Co., Inc. *	127,845	5,911,553
CryoPort, Inc. *	26,761	1,583,448
Gerresheimer AG (Germany)	37,981	3,651,833
GFL Environmental, Inc. (Canada)	76,799	2,906,842
Hydrofarm Holdings Group, Inc. *	84,076	2,378,510
Knight-Swift Transportation Holdings, Inc.	68,493	4,173,963
Littelfuse, Inc.	6,751	2,124,405
Schneider National, Inc. Class B	68,276	1,837,307
Sensata Technologies Holding PLC *	72,469	4,470,613
Trex Co., Inc. *	13,868	1,872,596

		37,813,788

Technology - 25.3%
8x8, Inc. *	97,826	1,639,564
ACV Auctions, Inc. Class A *	232,283	4,376,212
Alkami Technology, Inc. *	140,429	2,817,006
Avalara, Inc. *	14,028	1,811,155
CACI International, Inc. Class A *	21,051	5,667,140
Definitive Healthcare Corp. *	42,459	1,160,404
DoubleVerify Holdings, Inc. *	83,369	2,774,520
Endava PLC ADR * (United Kingdom)	16,305	2,737,936
Everbridge, Inc. *	44,046	2,965,617
ExlService Holdings, Inc. *	34,351	4,972,994
Expensify, Inc. Class A *	28,884	1,270,896
Five9, Inc. *	14,744	2,024,646
Keywords Studios PLC (Ireland)	100,988	4,021,488
Latch, Inc. *	255,422	1,933,545
nCino, Inc. *	37,936	2,081,169
Outset Medical, Inc. *	28,922	1,333,015
PagerDuty, Inc. *	65,390	2,272,302
Paycor HCM, Inc. *	142,222	4,097,416
Ping Identity Holding Corp. *	46,049	1,053,601
Procore Technologies, Inc. *	30,115	2,408,297
Rapid7, Inc. *	49,631	5,841,072
Talkspace, Inc. *	216,854	427,202
TaskUS, Inc. Class A * (Philippines)	57,226	3,087,915

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Thoughtworks Holding, Inc. *	140,048	$3,754,687
WNS Holdings Ltd. ADR * (India)	53,746	4,741,472

		71,271,271

Total Common Stocks (Cost $260,435,892)		271,424,924

	Principal Amount
SHORT-TERM INVESTMENT - 3.8%
Repurchase Agreement - 3.8%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $10,689,496; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $10,903,314)	$10,689,496	10,689,496

Total Short-Term Investment (Cost $10,689,496)		10,689,496

TOTAL INVESTMENTS - 100.0% (Cost $271,125,388)		282,114,420

OTHER ASSETS & LIABILITIES, NET - 0.0%		22,513

NET ASSETS - 100.0%		$282,136,933

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.7%
Technology	25.3%
Industrial	13.4%
Consumer, Cyclical	12.9%
Financial	10.3%
Basic Materials	4.0%
Short-Term Investment	3.8%
Communications	3.8%
Others (each less than 3.0%)	0.8%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$11,449,187	$11,449,187	$-	$-
	Communications	10,615,988	10,615,988	-	-
	Consumer, Cyclical	36,371,683	36,371,683	-	-
	Consumer, Non-Cyclical	72,605,609	72,605,609	-	-
	Energy	2,182,213	2,182,213	-	-
	Financial	29,115,185	29,115,185	-	-
	Industrial	37,813,788	34,161,955	3,651,833	-
	Technology	71,271,271	71,271,271	-	-

	Total Common Stocks	271,424,924	267,773,091	3,651,833	-

	Short-Term Investment	10,689,496	-	10,689,496	-

	Total	$282,114,420	$267,773,091	$14,341,329	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
RIGHTS - 0.0%
Consumer, Non-Cyclical - 0.0%
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	3,861	$11,583
Oncternal Therapeutics, Inc. - Contingent Value Rights * Ω ±	216	221

		11,804

Total Rights (Cost $443)		11,804

COMMON STOCKS - 98.8%
Basic Materials - 3.2%
AdvanSix, Inc.	7,886	372,614
Allegheny Technologies, Inc. *	36,298	578,227
American Vanguard Corp.	8,926	146,297
Amyris, Inc. *	49,726	269,018
Arconic Corp. *	30,374	1,002,646
Balchem Corp.	9,167	1,545,556
Cabot Corp.	16,133	906,675
Carpenter Technology Corp.	13,576	396,283
Century Aluminum Co. *	14,853	245,966
Clearwater Paper Corp. *	4,741	173,852
Codexis, Inc. *	17,304	541,096
Coeur Mining, Inc. *	73,112	368,484
Commercial Metals Co.	34,142	1,239,013
Compass Minerals International, Inc.	9,833	502,270
Constellium SE *	35,292	632,080
Danimer Scientific, Inc. *	25,743	219,330
Ecovyst, Inc.	14,632	149,832
Energy Fuels, Inc. *	44,174	337,048
Ferro Corp. *	23,619	515,603
Gatos Silver, Inc. *	13,079	135,760
GCP Applied Technologies, Inc. *	14,144	447,799
Glatfelter Corp.	12,856	221,123
Hawkins, Inc.	5,475	215,989
HB Fuller Co.	14,824	1,200,744
Hecla Mining Co.	152,830	797,773
Ingevity Corp. *	11,425	819,172
Innospec, Inc.	7,052	637,078
Intrepid Potash, Inc. *	2,837	121,225
Kaiser Aluminum Corp.	4,544	426,863
Koppers Holdings, Inc. *	5,918	185,233
Kraton Corp. *	9,033	418,409
Kronos Worldwide, Inc.	6,400	96,064
Livent Corp. *	46,062	1,122,992
Marrone Bio Innovations, Inc. *	28,545	20,558
Minerals Technologies, Inc.	9,433	690,024
MP Materials Corp. *	21,413	972,578
Neenah, Inc.	4,990	230,937
Novagold Resources, Inc. * (Canada)	68,192	467,797
Oil-Dri Corp. of America	1,482	48,506
Orion Engineered Carbons SA * (Germany)	17,267	317,022
Perpetua Resources Corp. *	7,636	36,271
PolyMet Mining Corp. * (Canada)	8,226	20,565
Quaker Chemical Corp.	3,834	884,811
Rayonier Advanced Materials, Inc. *	18,842	107,588
Rogers Corp. *	5,320	1,452,360
Schnitzer Steel Industries, Inc. Class A	7,386	383,481
Schweitzer-Mauduit International, Inc.	8,948	267,545
Sensient Technologies Corp.	12,024	1,203,121
Stepan Co.	6,142	763,389
Trinseo PLC	11,189	586,975
Tronox Holdings PLC Class A	32,950	791,788
United States Lime & Minerals, Inc.	588	75,864
Unifi, Inc. *	4,126	95,517
Ur-Energy, Inc. *	51,555	62,897

	Shares	Value
Uranium Energy Corp. *	69,131	$231,589
Valhi, Inc.	693	19,924
Verso Corp. Class A	7,605	205,487
Zymergen, Inc. *	22,789	152,458

		27,077,166

Communications - 4.2%
1-800-Flowers.com, Inc. Class A *	7,662	179,061
1stdibs.com, Inc. *	1,936	24,219
A10 Networks, Inc.	17,081	283,203
ADTRAN, Inc.	14,156	323,181
Advantage Solutions, Inc. *	21,768	174,579
AMC Networks, Inc. Class A *	8,364	288,056
Anterix, Inc. *	3,373	198,197
ATN International, Inc.	3,134	125,203
Aviat Networks, Inc. *	1,902	61,016
Boston Omaha Corp. Class A *	4,967	142,702
Bright Health Group, Inc. *	14,962	51,469
CalAmp Corp. *	10,272	72,520
Calix, Inc. *	15,686	1,254,409
Cambium Networks Corp. *	3,080	78,940
Cargurus, Inc. *	27,135	912,821
CarParts.com, Inc. *	13,897	155,646
Cars.com, Inc. *	19,455	313,031
Casa Systems, Inc. *	8,003	45,377
ChannelAdvisor Corp. *	8,598	212,199
Clear Channel Outdoor Holdings, Inc. *	103,484	342,532
Clearfield, Inc. *	3,364	283,989
Cogent Communications Holdings, Inc.	12,261	897,260
comScore, Inc. *	21,339	71,272
Consolidated Communications Holdings, Inc. *	20,547	153,692
Couchbase, Inc. *	2,728	68,091
CuriosityStream, Inc. *	7,414	43,965
DZS, Inc. *	4,476	72,601
EchoStar Corp. Class A *	10,610	279,574
Entercom Communications Corp. *	35,074	90,140
Entravision Communications Corp. Class A	16,640	112,819
ePlus, Inc. *	7,650	412,182
Eventbrite, Inc. Class A *	21,386	372,972
EverQuote, Inc. Class A *	5,385	84,329
EW Scripps Co. Class A *	16,290	315,212
Extreme Networks, Inc. *	35,485	557,115
Fluent, Inc. *	13,919	27,699
fuboTV, Inc. *	38,110	591,467
Gannett Co., Inc. *	39,559	210,849
Globalstar, Inc. *	172,984	200,661
Gogo, Inc. *	16,992	229,902
Gray Television, Inc.	24,567	495,271
Groupon, Inc. *	7,019	162,560
Harmonic, Inc. *	25,672	301,903
HealthStream, Inc. *	7,129	187,920
Hemisphere Media Group, Inc. *	4,535	32,969
Houghton Mifflin Harcourt Co. *	36,140	581,854
HyreCar, Inc. *	4,994	23,522
IDT Corp. Class B *	5,891	260,147
iHeartMedia, Inc. Class A *	32,196	677,404
Infinera Corp. *	53,103	509,258
InterDigital, Inc.	8,894	637,077
Iridium Communications, Inc. *	33,581	1,386,559
KVH Industries, Inc. *	5,163	47,448
Lands’ End, Inc. *	4,088	80,247
Liberty Latin America Ltd. Class A * (Chile)	11,686	136,259
Liberty Latin America Ltd. Class C * (Chile)	44,039	502,045
Limelight Networks, Inc. *	37,379	128,210
Liquidity Services, Inc. *	8,036	177,435
LiveOne, Inc. *	21,086	26,990
Magnite, Inc. *	36,913	645,978
Maxar Technologies, Inc.	20,619	608,879
MediaAlpha, Inc. Class A *	6,134	94,709
Mimecast Ltd. *	17,312	1,377,516

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
National CineMedia, Inc.	18,850	$52,969
NeoPhotonics Corp. *	14,558	223,756
NETGEAR, Inc. *	8,500	248,285
Ooma, Inc. *	5,971	122,047
Open Lending Corp. Class A *	29,640	666,307
Overstock.com, Inc. *	12,359	729,305
Perficient, Inc. *	9,253	1,196,320
Plantronics, Inc. *	12,058	353,782
Preformed Line Products Co.	817	52,860
Q2 Holdings, Inc. *	15,543	1,234,736
QuinStreet, Inc. *	14,619	265,920
Quotient Technology, Inc. *	24,701	183,281
RealReal, Inc. *	22,405	260,122
Revolve Group, Inc. *	10,323	578,501
Ribbon Communications, Inc. *	19,880	120,274
Scholastic Corp.	7,581	302,937
Shenandoah Telecommunications Co.	13,771	351,161
Shutterstock, Inc.	6,727	745,890
Sinclair Broadcast Group, Inc. Class A	13,054	345,017
Solo Brands, Inc. Class A *	3,331	52,064
Stagwell, Inc. *	17,808	154,395
Stitch Fix, Inc. Class A *	23,149	437,979
TechTarget, Inc. *	7,271	695,544
TEGNA, Inc.	62,876	1,166,979
Telephone & Data Systems, Inc.	29,052	585,398
Telesat Corp. * (Canada)	3,925	112,530
Thryv Holdings, Inc. *	2,178	89,581
TrueCar, Inc. *	29,342	99,763
Tucows, Inc. Class A *	2,783	233,271
United States Cellular Corp. *	4,356	137,301
Upwork, Inc. *	33,741	1,152,593
Value Line, Inc.	498	23,316
Viavi Solutions, Inc. *	65,723	1,158,039
VirnetX Holding Corp. *	15,541	40,407
Vonage Holdings Corp. *	68,712	1,428,522
WideOpenWest, Inc. *	15,069	324,285
Yelp, Inc. *	20,575	745,638

		36,067,387

Consumer, Cyclical - 13.4%
A-Mark Precious Metals, Inc.	2,487	151,956
Abercrombie & Fitch Co. Class A *	16,638	579,502
Academy Sports & Outdoors, Inc. *	22,339	980,682
Accel Entertainment, Inc. *	16,191	210,807
Acushnet Holdings Corp.	9,856	523,157
Adient PLC *	26,928	1,289,313
Aeva Technologies, Inc. *	30,039	227,095
Allegiant Travel Co. *	4,411	825,033
AMC Entertainment Holdings, Inc. Class A *	146,735	3,991,192
America’s Car-Mart, Inc. *	1,705	174,592
American Axle & Manufacturing Holdings, Inc. *	32,140	299,866
American Eagle Outfitters, Inc.	43,267	1,095,520
Arcimoto, Inc. *	7,802	60,700
Arko Corp. *	34,705	304,363
Asbury Automotive Group, Inc. *	6,516	1,125,509
Aspen Aerogels, Inc. *	6,427	320,000
Aterian, Inc. *	8,603	35,358
Avient Corp.	25,881	1,448,042
Bally’s Corp. *	9,387	357,269
Barnes & Noble Education, Inc. *	10,949	74,563
Bassett Furniture Industries, Inc.	2,653	44,491
Beacon Roofing Supply, Inc. *	16,044	920,123
Beazer Homes USA, Inc. *	8,418	195,466
Bed Bath & Beyond, Inc. *	28,898	421,333
Big 5 Sporting Goods Corp.	5,932	112,767
Big Lots, Inc.	9,155	412,433
Biglari Holdings, Inc. Class B *	230	32,791
BJ’s Restaurants, Inc. *	6,392	220,844
BJ’s Wholesale Club Holdings, Inc. *	38,965	2,609,486
Bloomin’ Brands, Inc. *	25,468	534,319

	Shares	Value
Blue Bird Corp. *	5,026	$78,607
Bluegreen Vacations Holding Corp. *	4,311	151,316
BlueLinx Holdings, Inc. *	2,648	253,572
Boot Barn Holdings, Inc. *	8,316	1,023,284
Brinker International, Inc. *	13,061	477,902
Buckle, Inc.	8,634	365,305
Caleres, Inc.	10,743	243,651
Callaway Golf Co. *	33,273	913,011
Camping World Holdings, Inc. Class A	11,869	479,508
Cannae Holdings, Inc. *	24,364	856,395
Canoo, Inc. *	29,993	231,546
CarLotz, Inc. *	20,082	45,586
Carrols Restaurant Group, Inc.	10,486	31,039
Casper Sleep, Inc. *	8,414	56,206
Cato Corp. Class A	6,324	108,520
Cavco Industries, Inc. *	2,655	843,361
Century Casinos, Inc. *	7,401	90,144
Century Communities, Inc.	8,631	705,930
Cheesecake Factory, Inc. *	13,246	518,581
Chicken Soup For The Soul Entertainment, Inc. *	2,010	27,818
Chico’s FAS, Inc. *	35,720	192,174
Children’s Place, Inc. *	4,042	320,490
Chuy’s Holdings, Inc. *	5,442	163,913
Cinemark Holdings, Inc. *	31,069	500,832
Citi Trends, Inc. *	2,540	240,665
Clarus Corp.	6,816	188,940
Clean Energy Fuels Corp. *	44,512	272,859
Commercial Vehicle Group, Inc. *	9,133	73,612
CompX International, Inc.	719	16,156
Conn’s, Inc. *	4,876	114,684
Container Store Group, Inc. *	9,489	94,700
Cooper-Standard Holdings, Inc. *	4,891	109,607
Cracker Barrel Old Country Store, Inc.	6,819	877,196
Crocs, Inc. *	16,565	2,123,964
Daktronics, Inc. *	10,275	51,889
Dana, Inc.	41,326	943,059
Dave & Buster’s Entertainment, Inc. *	12,425	477,120
Del Taco Restaurants, Inc.	8,488	105,676
Denny’s Corp. *	17,853	285,648
Designer Brands, Inc. Class A *	17,131	243,432
Dillard’s, Inc. Class A	1,660	406,733
Dine Brands Global, Inc.	4,686	355,246
Dorman Products, Inc. *	7,503	847,914
Douglas Dynamics, Inc.	6,421	250,804
Drive Shack, Inc. *	23,537	33,658
Duluth Holdings, Inc. Class B *	3,374	51,217
El Pollo Loco Holdings, Inc. *	5,169	73,348
Eros STX Global Corp. * (United Arab Emirates)	90,511	21,696
Escalade, Inc.	2,878	45,444
Esports Technologies, Inc. *	3,121	64,168
Ethan Allen Interiors, Inc.	6,805	178,903
Everi Holdings, Inc. *	24,563	524,420
EVI Industries, Inc. *	1,572	49,094
F45 Training Holdings, Inc. *	5,779	62,933
Fiesta Restaurant Group, Inc. *	4,839	53,277
First Watch Restaurant Group, Inc. *	3,120	52,291
FirstCash Holdings, Inc.	11,415	853,956
Fisker, Inc. *	46,422	730,218
Flexsteel Industries, Inc.	1,892	50,819
Forestar Group, Inc. *	4,745	103,204
Fossil Group, Inc. *	14,174	145,850
Fox Factory Holding Corp. *	12,009	2,042,731
Franchise Group, Inc.	8,074	421,140
Frontier Group Holdings, Inc. *	9,921	134,628
Full House Resorts, Inc. *	9,322	112,889
Funko, Inc. Class A *	7,554	142,015
G-III Apparel Group Ltd. *	12,689	350,724
GAN Ltd. * (United Kingdom)	11,236	103,259
Genesco, Inc. *	4,214	270,412
Gentherm, Inc. *	9,561	830,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Global Industrial Co.	3,607	$147,526
GMS, Inc. *	12,290	738,752
Golden Entertainment, Inc. *	4,880	246,586
Golden Nugget Online Gaming, Inc. *	11,247	111,908
Goodyear Tire & Rubber Co. *	78,573	1,675,176
Green Brick Partners, Inc. *	8,739	265,054
Group 1 Automotive, Inc.	4,997	975,514
GrowGeneration Corp. *	15,251	199,026
Guess?, Inc.	11,350	268,768
H&E Equipment Services, Inc.	9,246	409,320
Hall of Fame Resort & Entertainment Co. *	15,666	23,812
Hamilton Beach Brands Holding Co. Class A	2,122	30,472
Haverty Furniture Cos., Inc.	4,807	146,950
Hawaiian Holdings, Inc. *	14,373	264,032
Healthcare Services Group, Inc.	21,500	382,485
Hibbett, Inc.	4,219	303,473
Hilton Grand Vacations, Inc. *	24,324	1,267,524
HNI Corp.	12,514	526,214
Hooker Furnishings Corp.	3,586	83,482
Hovnanian Enterprises, Inc. Class A *	1,458	185,589
Hyliion Holdings Corp. *	33,404	207,105
Ideanomics, Inc. *	116,410	139,692
IMAX Corp. *	14,712	262,462
Installed Building Products, Inc.	6,821	953,030
Interface, Inc.	16,564	264,196
International Game Technology PLC	28,746	831,047
iRobot Corp. *	7,629	502,599
Jack in the Box, Inc.	6,273	548,762
JOANN, Inc.	3,306	34,316
Johnson Outdoors, Inc. Class A	1,483	138,942
KAR Auction Services, Inc. *	34,176	533,829
KB Home	22,591	1,010,495
Kimball International, Inc. Class B	10,953	112,049
Kirkland’s, Inc. *	3,993	59,616
Kontoor Brands, Inc.	14,912	764,240
Kura Sushi USA, Inc. Class A *	1,094	88,439
La-Z-Boy, Inc.	12,513	454,347
Landsea Homes Corp. *	3,087	22,597
Lazydays Holdings, Inc. *	2,093	45,083
LCI Industries	7,046	1,098,260
LGI Homes, Inc. *	6,139	948,353
Liberty Media Corp-Liberty Braves Class C *	10,412	292,577
Liberty Media Corp.-Liberty Braves Class A *	2,808	80,730
Liberty TripAdvisor Holdings, Inc. Class A *	20,956	45,475
Life Time Group Holdings, Inc. *	11,059	190,325
Lifetime Brands, Inc.	4,323	69,038
Lindblad Expeditions Holdings, Inc. *	8,722	136,063
Lions Gate Entertainment Corp. Class A *	16,555	275,475
Lions Gate Entertainment Corp. Class B *	33,954	522,552
Lordstown Motors Corp. Class A *	44,120	152,214
Lovesac Co. *	3,639	241,120
Lumber Liquidators Holdings, Inc. *	8,145	139,035
M/I Homes, Inc. *	8,215	510,809
Macy’s, Inc.	86,176	2,256,088
Madison Square Garden Entertainment Corp. *	7,474	525,721
Malibu Boats, Inc. Class A *	5,958	409,493
Marcus Corp. *	6,988	124,806
Marine Products Corp.	2,063	25,788
MarineMax, Inc. *	6,069	358,314
MasterCraft Boat Holdings, Inc. *	5,310	150,432
MDC Holdings, Inc.	16,440	917,845
MedAvail Holdings, Inc. *	3,339	4,675
Meritage Homes Corp. *	10,506	1,282,362
Meritor, Inc. *	19,508	483,408
Mesa Air Group, Inc. *	11,689	65,458
Methode Electronics, Inc.	10,975	539,641
Miller Industries, Inc.	3,386	113,092
MillerKnoll, Inc.	21,380	837,882
Modine Manufacturing Co. *	14,759	148,918
Monarch Casino & Resort, Inc. *	3,702	273,763

	Shares	Value
Motorcar Parts of America, Inc. *	5,348	$91,290
Movado Group, Inc.	4,459	186,520
Murphy USA, Inc.	6,873	1,369,377
National Vision Holdings, Inc. *	23,205	1,113,608
Nautilus, Inc. *	8,714	53,417
NEOGAMES SA * (Israel)	1,604	44,559
Nikola Corp. *	64,690	638,490
Noodles & Co. *	11,028	100,024
Nu Skin Enterprises, Inc. Class A	14,162	718,722
ODP Corp. *	13,110	514,961
ONE Group Hospitality, Inc. *	5,568	70,212
OneSpaWorld Holdings Ltd. * (Bahamas)	15,060	150,901
OneWater Marine, Inc. Class A	3,002	183,032
OptimizeRx Corp. *	5,051	313,718
Oxford Industries, Inc.	4,620	469,022
Papa John’s International, Inc.	9,404	1,255,152
Party City Holdco, Inc. *	31,490	175,399
PC Connection, Inc.	3,267	140,906
PetMed Express, Inc.	5,625	142,088
PLBY Group, Inc. *	8,192	218,235
Portillo’s, Inc. Class A *	6,687	251,030
PriceSmart, Inc.	6,732	492,580
Purple Innovation, Inc. *	16,412	217,787
RCI Hospitality Holdings, Inc.	2,406	187,379
Red Robin Gourmet Burgers, Inc. *	4,542	75,079
Red Rock Resorts, Inc. Class A	16,957	932,805
Regis Corp. *	7,201	12,530
Resideo Technologies, Inc. *	41,104	1,069,937
REV Group, Inc.	8,074	114,247
Rite Aid Corp. *	15,499	227,680
Rocky Brands, Inc.	1,966	78,247
Romeo Power, Inc. *	35,505	129,593
Rush Enterprises, Inc. Class A	12,142	675,581
Rush Enterprises, Inc. Class B	1,946	105,026
Rush Street Interactive, Inc. *	15,494	255,651
Ruth’s Hospitality Group, Inc. *	9,823	195,478
Sally Beauty Holdings, Inc. *	32,501	599,968
ScanSource, Inc. *	7,420	260,294
Scientific Games Corp. Class A *	27,337	1,826,932
SeaWorld Entertainment, Inc. *	14,642	949,680
Shake Shack, Inc. Class A *	10,640	767,782
Shift Technologies, Inc. *	17,684	60,302
Shoe Carnival, Inc.	5,032	196,651
Shyft Group, Inc.	9,951	488,893
Signet Jewelers Ltd. (NYSE)	14,997	1,305,189
Skyline Champion Corp. *	14,935	1,179,566
SkyWest, Inc. *	14,318	562,697
Sleep Number Corp. *	6,297	482,350
Snap One Holdings Corp. *	3,743	78,902
Sonic Automotive, Inc. Class A	6,237	308,420
Sonos, Inc. *	34,183	1,018,653
Sovos Brands, Inc. *	7,313	110,061
Spirit Airlines, Inc. *	28,268	617,656
Sportsman’s Warehouse Holdings, Inc. *	12,422	146,580
Standard Motor Products, Inc.	5,958	312,140
Steelcase, Inc. Class A	25,259	296,035
Steven Madden Ltd.	22,935	1,065,789
Sun Country Airlines Holdings, Inc. *	9,156	249,501
Superior Group of Cos., Inc.	3,312	72,665
Target Hospitality Corp. *	7,088	25,233
Taylor Morrison Home Corp. *	34,016	1,189,199
Tenneco, Inc. Class A *	20,140	227,582
Texas Roadhouse, Inc.	19,900	1,776,672
Tilly’s, Inc. Class A	6,305	101,574
Titan International, Inc. *	14,386	157,671
Titan Machinery, Inc. *	5,393	181,690
Torrid Holdings, Inc. *	3,599	35,558
Traeger, Inc. *	6,359	77,325
TravelCenters of America, Inc. *	3,557	183,612
Tri Pointe Homes, Inc. *	31,729	884,922

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Tupperware Brands Corp. *	14,259	$218,020
UniFirst Corp.	4,287	901,985
Universal Electronics, Inc. *	3,878	158,029
Urban Outfitters, Inc. *	19,723	579,067
Velodyne Lidar, Inc. *	21,724	100,799
Vera Bradley, Inc. *	7,397	62,948
Veritiv Corp. *	4,078	499,840
Vista Outdoor, Inc. *	16,530	761,537
Visteon Corp. *	7,982	887,120
VOXX International Corp. *	4,424	44,992
VSE Corp.	3,009	183,368
Wabash National Corp.	14,046	274,178
Weber, Inc. Class A	4,796	62,012
WESCO International, Inc. *	12,659	1,665,798
Wingstop, Inc.	8,485	1,466,208
Winmark Corp.	995	247,049
Winnebago Industries, Inc.	9,300	696,756
Wolverine World Wide, Inc.	23,380	673,578
Workhorse Group, Inc. *	35,215	153,537
World Fuel Services Corp.	17,933	474,687
XL Fleet Corp. *	10,927	36,168
XPEL, Inc. *	5,161	352,393
Xponential Fitness, Inc. Class A *	2,669	54,554
Zumiez, Inc. *	6,231	299,026

		113,906,189

Consumer, Non-Cyclical - 23.9%
22nd Century Group, Inc. *	51,117	157,952
2seventy bio, Inc. *	6,347	162,674
2U, Inc. *	20,622	413,884
4D Molecular Therapeutics, Inc. *	7,938	174,160
89bio, Inc. *	3,544	46,320
9 Meters Biopharma, Inc. *	60,550	59,260
Aaron’s Co., Inc.	9,143	225,375
ABM Industries, Inc.	19,372	791,346
Absci Corp. *	3,912	32,078
Acacia Research Corp. *	14,527	74,524
ACADIA Pharmaceuticals, Inc. *	34,405	803,013
Accelerate Diagnostics, Inc. *	9,158	47,805
ACCO Brands Corp.	26,556	219,353
Accolade, Inc. *	14,471	381,456
Accuray, Inc. *	25,245	120,419
Aclaris Therapeutics, Inc. *	14,336	208,445
Acumen Pharmaceuticals, Inc. *	2,703	18,272
Acutus Medical, Inc. *	4,515	15,396
Adagio Therapeutics, Inc. *	5,955	43,233
AdaptHealth Corp. *	20,601	503,900
Addus HomeCare Corp. *	4,434	414,623
Adicet Bio, Inc. *	5,959	104,223
Adtalem Global Education, Inc. *	14,166	418,747
Adverum Biotechnologies, Inc. *	26,915	47,370
Aeglea BioTherapeutics, Inc. *	11,891	56,482
Aerie Pharmaceuticals, Inc. *	12,061	84,668
Aerovate Therapeutics, Inc. *	2,841	33,495
Affimed NV * (Germany)	33,924	187,260
Agenus, Inc. *	60,604	195,145
Agiliti, Inc. *	6,440	149,150
Agios Pharmaceuticals, Inc. *	15,445	507,677
Akebia Therapeutics, Inc. *	50,134	113,303
Akero Therapeutics, Inc. *	7,325	154,924
Akouos, Inc. *	7,275	61,838
Akoya Biosciences, Inc. *	2,224	34,049
Alarm.com Holdings, Inc. *	13,442	1,140,016
Albireo Pharma, Inc. *	4,853	113,026
Aldeyra Therapeutics, Inc. *	13,828	55,312
Alector, Inc. *	16,790	346,714
Aligos Therapeutics, Inc. *	6,002	71,244
Alkermes PLC *	45,596	1,060,563
Allakos, Inc. *	10,046	98,350
Allogene Therapeutics, Inc. *	19,546	291,626

	Shares	Value
Allovir, Inc. *	8,823	$114,170
Alpha Teknova, Inc. *	1,963	40,202
Alphatec Holdings, Inc. *	20,325	232,315
Alpine Immune Sciences, Inc. *	3,309	45,830
Alta Equipment Group, Inc. *	6,047	88,528
Altimmune, Inc. *	11,174	102,354
ALX Oncology Holdings, Inc. *	5,237	112,543
American Public Education, Inc. *	5,787	128,761
American Well Corp. Class A *	52,636	317,921
Amicus Therapeutics, Inc. *	75,591	873,076
AMN Healthcare Services, Inc. *	13,401	1,639,344
Amneal Pharmaceuticals, Inc. *	26,987	129,268
Amphastar Pharmaceuticals, Inc. *	10,639	247,782
Ampio Pharmaceuticals, Inc. *	54,193	30,890
AnaptysBio, Inc. *	5,435	188,866
Anavex Life Sciences Corp. *	19,000	329,460
Andersons, Inc.	8,942	346,145
AngioDynamics, Inc. *	10,544	290,804
Angion Biomedica Corp. *	6,137	17,797
ANI Pharmaceuticals, Inc. *	3,177	146,396
Anika Therapeutics, Inc. *	4,185	149,949
Annexon, Inc. *	8,884	102,077
Antares Pharma, Inc. *	47,640	170,075
Apellis Pharmaceuticals, Inc. *	20,547	971,462
API Group Corp. *	57,075	1,470,823
AppHarvest, Inc. *	19,667	76,505
Applied Molecular Transport, Inc. *	6,681	93,400
Applied Therapeutics, Inc. *	4,694	42,011
Apria, Inc. *	4,254	138,680
Apyx Medical Corp. *	8,792	112,713
AquaBounty Technologies, Inc. *	14,952	31,399
Arbutus Biopharma Corp. * (Canada)	22,252	86,560
Arcturus Therapeutics Holdings, Inc. *	6,087	225,280
Arcus Biosciences, Inc. *	12,742	515,669
Arcutis Biotherapeutics, Inc. *	7,881	163,452
Ardelyx, Inc. *	22,061	24,267
Arena Pharmaceuticals, Inc. *	17,578	1,633,699
Arlo Technologies, Inc. *	23,889	250,596
Arrowhead Pharmaceuticals, Inc. *	28,812	1,910,236
Arvinas, Inc. *	13,390	1,099,855
Asensus Surgical, Inc. *	66,666	73,999
ASGN, Inc. *	14,469	1,785,475
Aspira Women’s Health, Inc. *	20,713	36,662
Atara Biotherapeutics, Inc. *	23,755	374,379
Atea Pharmaceuticals, Inc. *	18,401	164,505
Athenex, Inc. *	24,637	33,506
Athersys, Inc. *	66,132	59,691
Athira Pharma, Inc. *	9,189	119,733
Atossa Therapeutics, Inc. *	33,332	53,331
Atreca, Inc. Class A *	7,713	23,370
AtriCure, Inc. *	12,878	895,407
Atrion Corp.	393	277,026
Avalo Therapeutics, Inc. *	15,221	25,876
Avanos Medical, Inc. *	13,713	475,430
Aveanna Healthcare Holdings, Inc. *	10,995	81,363
Avid Bioservices, Inc. *	17,360	506,565
Avidity Biosciences, Inc. *	10,825	257,310
Avis Budget Group, Inc. *	11,749	2,436,390
Avita Medical, Inc. *	6,802	81,488
Avrobio, Inc. *	11,112	42,781
Axogen, Inc. *	11,451	107,296
Axonics, Inc. *	13,173	737,688
Axsome Therapeutics, Inc. *	7,897	298,349
B&G Foods, Inc.	18,415	565,893
Barrett Business Services, Inc.	2,186	150,965
Beam Therapeutics, Inc. *	14,349	1,143,472
Beauty Health Co. *	24,475	591,316
BellRing Brands, Inc. Class A *	11,228	320,335
Berkeley Lights, Inc. *	13,685	248,793
Beyondspring, Inc. *	6,382	28,910

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
BioAtla, Inc. *	4,375	$85,881
BioCryst Pharmaceuticals, Inc. *	51,108	707,846
BioDelivery Sciences International, Inc. *	29,484	91,400
Biodesix, Inc. *	3,499	18,510
Biohaven Pharmaceutical Holding Co. Ltd. *	15,831	2,181,670
BioLife Solutions, Inc. *	2,952	110,021
Biomea Fusion, Inc. *	2,459	18,320
Bionano Genomics, Inc. *	80,145	239,634
Bioventus, Inc. Class A *	8,317	120,513
Bioxcel Therapeutics, Inc. *	5,161	104,923
Black Diamond Therapeutics, Inc. *	8,474	45,166
Bluebird Bio, Inc. *	19,041	190,220
Blueprint Medicines Corp. *	16,632	1,781,454
Bolt Biotherapeutics, Inc. *	6,451	31,610
Bridgebio Pharma, Inc. *	30,159	503,052
BrightView Holdings, Inc. *	11,545	162,554
Brink’s Co.	13,667	896,145
Brookdale Senior Living, Inc. *	52,734	272,107
Brooklyn ImmunoTherapeutics, Inc. *	8,527	35,558
Butterfly Network, Inc. *	35,492	237,441
C4 Therapeutics, Inc. *	11,105	357,581
Cadiz, Inc. *	6,664	25,723
Cal-Maine Foods, Inc.	11,605	429,269
Calavo Growers, Inc.	4,921	208,650
Cara Therapeutics, Inc. *	12,408	151,129
Cardiff Oncology, Inc. *	10,302	61,915
Cardiovascular Systems, Inc. *	11,196	210,261
CareDx, Inc. *	14,543	661,416
Caribou Biosciences, Inc. *	5,406	81,577
Carriage Services, Inc.	4,370	281,603
Cass Information Systems, Inc.	4,013	157,791
Cassava Sciences, Inc. *	10,901	476,374
Castle Biosciences, Inc. *	6,071	260,264
Catalyst Pharmaceuticals, Inc. *	28,464	192,701
CBIZ, Inc. *	13,933	545,059
CEL-SCI Corp. *	10,673	75,778
Celcuity, Inc. *	2,271	29,954
Celldex Therapeutics, Inc. *	13,218	510,744
Celsius Holdings, Inc. *	15,469	1,153,523
Central Garden & Pet Co. *	2,832	149,048
Central Garden & Pet Co. Class A *	11,530	551,710
Century Therapeutics, Inc. *	3,329	52,798
Cerevel Therapeutics Holdings, Inc. *	11,522	373,543
Cerus Corp. *	48,351	329,270
Chefs’ Warehouse, Inc. *	9,160	305,028
ChemoCentryx, Inc. *	15,347	558,784
Chimerix, Inc. *	20,798	133,731
Chinook Therapeutics, Inc. *	9,516	155,206
ChromaDex Corp. *	15,934	59,593
Cimpress PLC * (Ireland)	4,854	347,595
Citius Pharmaceuticals, Inc. *	32,353	49,824
ClearPoint Neuro, Inc. *	5,361	60,150
Clene, Inc. *	6,519	26,728
Clovis Oncology, Inc. *	34,173	92,609
Coca-Cola Consolidated, Inc.	1,340	829,715
Codex DNA, Inc. *	2,186	23,609
Codiak Biosciences, Inc. *	4,474	49,840
Cogent Biosciences, Inc. *	10,586	90,828
Coherus Biosciences, Inc. *	18,436	294,239
Collegium Pharmaceutical, Inc. *	10,237	191,227
Community Health Systems, Inc. *	35,405	471,241
CONMED Corp.	8,254	1,170,087
Corcept Therapeutics, Inc. *	27,203	538,619
CoreCivic, Inc. REIT *	34,483	343,796
CorMedix, Inc. *	9,645	43,885
Cortexyme, Inc. *	5,684	71,732
CorVel Corp. *	2,536	527,488
Coursera, Inc. *	20,759	507,350
Covetrus, Inc. *	29,490	588,915
CRA International, Inc.	2,005	187,187

	Shares	Value
Crinetics Pharmaceuticals, Inc. *	13,099	$372,143
Cross Country Healthcare, Inc. *	10,411	289,009
CryoLife, Inc. *	10,719	218,132
Cue Biopharma, Inc. *	9,677	109,447
Cue Health, Inc. *	4,144	55,571
Cullinan Oncology, Inc. *	7,295	112,562
Curis, Inc. *	24,675	117,453
Custom Truck One Source, Inc. *	13,028	104,224
Cutera, Inc. *	4,927	203,584
CVRx, Inc. *	2,290	28,007
Cymabay Therapeutics, Inc. *	22,507	76,074
Cyteir Therapeutics, Inc. *	2,357	26,799
Cytek Biosciences, Inc. *	4,527	73,881
Cytokinetics, Inc. *	22,537	1,027,236
CytomX Therapeutics, Inc. *	18,231	78,940
CytoSorbents Corp. *	12,390	51,914
Day One Biopharmaceuticals, Inc. *	3,108	52,370
Deciphera Pharmaceuticals, Inc. *	11,426	111,632
Deluxe Corp.	12,001	385,352
Denali Therapeutics, Inc. *	25,860	1,153,356
DermTech, Inc. *	6,754	106,713
Design Therapeutics, Inc. *	7,558	161,817
DICE Therapeutics, Inc. *	3,959	100,202
Duckhorn Portfolio, Inc. *	10,197	237,998
Durect Corp. *	69,119	68,144
Dynavax Technologies Corp. *	31,144	438,196
Dyne Therapeutics, Inc. *	8,556	101,731
Eagle Pharmaceuticals, Inc. *	3,346	170,378
Eargo, Inc. *	5,500	28,050
Edgewell Personal Care Co.	15,615	713,762
Edgewise Therapeutics, Inc. *	10,998	168,049
Editas Medicine, Inc. *	19,439	516,105
Eiger BioPharmaceuticals, Inc. *	8,601	44,639
elf Beauty, Inc. *	13,940	462,947
Eliem Therapeutics, Inc. *	1,989	20,805
Emerald Holding, Inc. *	8,320	33,030
Emergent BioSolutions, Inc. *	14,083	612,188
Enanta Pharmaceuticals, Inc. *	5,538	414,132
Endo International PLC *	67,203	252,683
Ennis, Inc.	7,255	141,690
Ensign Group, Inc.	14,938	1,254,194
Entrada Therapeutics, Inc. *	2,603	44,563
Epizyme, Inc. *	27,812	69,530
Erasca, Inc. *	5,828	90,800
Esperion Therapeutics, Inc. *	8,105	40,525
European Wax Center, Inc. Class A *	2,865	86,953
Evelo Biosciences, Inc. *	8,653	52,524
EVERTEC, Inc.	17,412	870,252
Evo Payments, Inc. Class A *	13,724	351,334
Evolus, Inc. *	9,190	59,827
Exagen, Inc. *	3,087	35,902
EyePoint Pharmaceuticals, Inc. *	6,020	73,685
Fate Therapeutics, Inc. *	23,069	1,349,767
FibroGen, Inc. *	24,618	347,114
Finch Therapeutics Group, Inc. *	2,156	21,495
First Advantage Corp. *	15,646	297,900
Foghorn Therapeutics, Inc. *	5,573	127,455
Forma Therapeutics Holdings, Inc. *	10,092	143,508
Forrester Research, Inc. *	3,244	190,520
Forte Biosciences, Inc. *	3,214	6,878
Fortress Biotech, Inc. *	19,904	49,760
Franklin Covey Co. *	3,660	169,678
Frequency Therapeutics, Inc. *	9,115	46,760
Fresh Del Monte Produce, Inc.	9,570	264,132
Fulcrum Therapeutics, Inc. *	7,484	132,392
Fulgent Genetics, Inc. *	5,932	596,700
G1 Therapeutics, Inc. *	11,170	114,046
Gemini Therapeutics, Inc. SPAC *	6,241	18,161
Generation Bio Co. *	13,156	93,144
Geron Corp. *	83,222	101,531

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Glaukos Corp. *	12,919	$574,120
Global Blood Therapeutics, Inc. *	17,204	503,561
Gossamer Bio, Inc. *	18,372	207,787
Graham Holdings Co. Class B	1,104	695,332
Graphite Bio, Inc. *	4,581	56,942
Green Dot Corp. Class A *	15,078	546,427
Greenlane Holdings, Inc. Class A *	4,786	4,614
Greenwich Lifesciences, Inc. *	1,150	27,980
Gritstone bio, Inc. *	11,504	147,941
GT Biopharma, Inc. *	6,794	20,722
Hackett Group, Inc.	6,809	139,789
Haemonetics Corp. *	14,340	760,594
Halozyme Therapeutics, Inc. *	39,355	1,582,465
Hanger, Inc. *	10,985	199,158
Harmony Biosciences Holdings, Inc. *	6,369	271,574
Harpoon Therapeutics, Inc. *	5,329	40,234
Harvard Bioscience, Inc. *	11,167	78,727
HealthEquity, Inc. *	23,516	1,040,348
Heidrick & Struggles International, Inc.	5,551	242,745
Helen of Troy Ltd. *	6,852	1,675,108
Herc Holdings, Inc.	7,094	1,110,566
Heron Therapeutics, Inc. *	26,918	245,761
Heska Corp. *	2,827	515,899
HF Foods Group, Inc. *	10,129	85,691
HireQuest, Inc.	1,461	29,454
Homology Medicines, Inc. *	14,118	51,390
Honest Co., Inc. *	24,178	195,600
Hookipa Pharma, Inc. *	4,329	10,087
Hostess Brands, Inc. *	37,666	769,140
Humanigen, Inc. *	12,779	47,538
Huron Consulting Group, Inc. *	6,371	317,913
iBio, Inc. *	58,059	31,874
ICF International, Inc.	5,318	545,361
Icosavax, Inc. *	3,771	86,280
Ideaya Biosciences, Inc. *	9,217	217,890
IGM Biosciences, Inc. *	2,248	65,934
Ikena Oncology, Inc. *	7,367	92,382
Imago Biosciences, Inc. *	2,748	65,155
Immuneering Corp. Class A *	2,331	37,692
Immunic, Inc. *	5,381	51,496
ImmunityBio, Inc. *	19,055	115,854
ImmunoGen, Inc. *	56,857	421,879
Immunovant, Inc. *	11,376	96,924
Impel Neuropharma, Inc. *	1,547	13,351
Inari Medical, Inc. *	9,771	891,799
Infinity Pharmaceuticals, Inc. *	24,939	56,113
InfuSystem Holdings, Inc. *	4,899	83,430
Ingles Markets, Inc. Class A	4,001	345,446
Inhibrx, Inc. *	7,953	347,308
Innovage Holding Corp. *	5,223	26,115
Innoviva, Inc. *	12,224	210,864
Inogen, Inc. *	5,698	193,732
Inotiv, Inc. *	3,690	155,238
Inovio Pharmaceuticals, Inc. *	58,910	293,961
Inozyme Pharma, Inc. *	3,692	25,179
Insmed, Inc. *	33,052	900,336
Insperity, Inc.	10,329	1,219,958
Inspire Medical Systems, Inc. *	7,645	1,758,809
Instil Bio, Inc. *	15,369	262,964
Integer Holdings Corp. *	9,444	808,312
Intellia Therapeutics, Inc. *	19,800	2,341,152
Inter Parfums, Inc.	5,140	549,466
Intercept Pharmaceuticals, Inc. *	7,889	128,512
Intersect ENT, Inc. *	9,578	261,575
Intra-Cellular Therapies, Inc. *	20,316	1,063,339
Invacare Corp. *	10,122	27,532
Invitae Corp. *	57,603	879,598
iRadimed Corp. *	2,073	95,793
iRhythm Technologies, Inc. *	8,482	998,247
Ironwood Pharmaceuticals, Inc. *	41,760	486,922

	Shares	Value
iTeos Therapeutics, Inc. *	5,866	$273,121
IVERIC bio, Inc. *	30,003	501,650
J&J Snack Foods Corp.	4,239	669,592
Janux Therapeutics, Inc. *	3,730	73,593
John B Sanfilippo & Son, Inc.	2,524	227,564
John Wiley & Sons, Inc. Class A	12,405	710,434
Joint Corp. *	3,930	258,162
Jounce Therapeutics, Inc. *	9,392	78,423
Kala Pharmaceuticals, Inc. *	10,927	13,222
Kaleido Biosciences, Inc. *	3,724	8,900
KalVista Pharmaceuticals, Inc. *	5,759	76,192
Karuna Therapeutics, Inc. *	6,382	836,042
Karyopharm Therapeutics, Inc. *	21,360	137,345
Kelly Services, Inc. Class A	9,984	167,432
KemPharm, Inc. *	8,143	70,926
Keros Therapeutics, Inc. *	4,446	260,135
Kezar Life Sciences, Inc. *	9,434	157,736
Kforce, Inc.	5,878	442,143
Kiniksa Pharmaceuticals Ltd. Class A *	7,958	93,666
Kinnate Biopharma, Inc. *	7,255	128,559
Kodiak Sciences, Inc. *	9,520	807,106
Korn Ferry	15,317	1,159,956
Krispy Kreme, Inc.	6,192	117,153
Kronos Bio, Inc. *	11,060	150,305
Krystal Biotech, Inc. *	5,110	357,444
Kura Oncology, Inc. *	18,285	255,990
Kymera Therapeutics, Inc. *	9,877	627,091
Laird Superfood, Inc. *	2,454	32,000
Lancaster Colony Corp.	5,459	904,010
Landec Corp. *	7,169	79,576
Landos Biopharma, Inc. *	1,671	8,021
Lantheus Holdings, Inc. *	19,364	559,426
Laureate Education, Inc. Class A	28,545	349,391
LeMaitre Vascular, Inc.	5,430	272,749
Lexicon Pharmaceuticals, Inc. *	19,341	76,204
LHC Group, Inc. *	8,682	1,191,431
LifeStance Health Group, Inc. *	13,087	124,588
Ligand Pharmaceuticals, Inc. *	4,287	662,170
Limoneira Co.	4,261	63,915
Lineage Cell Therapeutics, Inc. *	34,550	84,648
LivaNova PLC *	15,197	1,328,674
LiveRamp Holdings, Inc. *	18,781	900,549
Lyell Immunopharma, Inc. *	6,661	51,556
MacroGenics, Inc. *	17,306	277,761
Madrigal Pharmaceuticals, Inc. *	3,235	274,134
Magellan Health, Inc. *	6,823	648,117
Magenta Therapeutics, Inc. *	8,524	37,761
MannKind Corp. *	70,182	306,695
Marathon Digital Holdings, Inc. *	27,137	891,722
Marinus Pharmaceuticals, Inc. *	10,523	125,013
MaxCyte, Inc. *	27,277	277,953
Medifast, Inc.	3,270	684,836
MEDNAX, Inc. *	21,884	595,464
Medpace Holdings, Inc. *	8,242	1,793,789
MEI Pharma, Inc. *	29,730	79,379
MeiraGTx Holdings PLC *	8,487	201,481
Meridian Bioscience, Inc. *	12,491	254,816
Merit Medical Systems, Inc. *	14,591	909,019
Mersana Therapeutics, Inc. *	19,621	122,043
MGP Ingredients, Inc.	4,039	343,275
MiMedx Group, Inc. *	31,650	191,166
Mind Medicine MindMed, Inc. * (Canada)	103,086	142,259
Mirum Pharmaceuticals, Inc. *	1,842	29,380
Mission Produce, Inc. *	10,566	165,886
ModivCare, Inc. *	3,572	529,692
Molecular Templates, Inc. *	10,534	41,293
MoneyGram International, Inc. *	25,469	200,950
Monro, Inc.	9,540	555,896
Monte Rosa Therapeutics, Inc. *	3,262	66,610
Morphic Holding, Inc. *	5,907	279,874

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Multiplan Corp. *	108,248	$479,539
Mustang Bio, Inc. *	20,005	33,208
Myriad Genetics, Inc. *	22,293	615,287
NanoString Technologies, Inc. *	12,958	547,216
Nathan’s Famous, Inc.	809	47,238
National Beverage Corp.	6,752	306,068
National HealthCare Corp.	3,596	244,312
National Research Corp.	3,989	165,623
Natural Grocers by Vitamin Cottage, Inc.	2,889	41,168
Nature’s Sunshine Products, Inc.	3,409	63,067
Natus Medical, Inc. *	9,509	225,649
Neogen Corp. *	30,602	1,389,637
NeoGenomics, Inc. *	32,547	1,110,504
Neoleukin Therapeutics, Inc. *	10,032	48,354
Neuronetics, Inc. *	7,116	31,737
NeuroPace, Inc. *	1,984	19,999
Nevro Corp. *	9,945	806,241
NewAge, Inc. *	40,961	42,190
NexImmune, Inc. *	4,976	22,939
NGM Biopharmaceuticals, Inc. *	8,977	158,983
Nkarta, Inc. *	4,020	61,707
Nurix Therapeutics, Inc. *	8,923	258,321
Nuvalent, Inc. Class A *	3,019	57,482
NuVasive, Inc. *	14,892	781,532
Nuvation Bio, Inc. *	45,183	384,055
Ocugen, Inc. *	52,611	239,380
Ocular Therapeutix, Inc. *	22,034	153,577
Olema Pharmaceuticals, Inc. *	7,102	66,475
Omega Therapeutics, Inc. *	2,084	23,612
Omeros Corp. *	17,450	112,204
Omnicell, Inc. *	12,369	2,231,862
Oncocyte Corp. *	21,028	45,631
Oncorus, Inc. *	5,819	30,666
Oncternal Therapeutics, Inc. *	12,609	28,622
Ontrak, Inc. *	2,270	14,278
OPKO Health, Inc. *	114,128	548,956
Option Care Health, Inc. *	45,187	1,285,118
Oramed Pharmaceuticals, Inc. * (Israel)	8,713	124,422
OraSure Technologies, Inc. *	20,519	178,310
Organogenesis Holdings, Inc. *	10,866	100,402
ORIC Pharmaceuticals, Inc. *	9,723	142,928
Ortho Clinical Diagnostics Holdings PLC Class H *	34,236	732,308
Orthofix Medical, Inc. *	5,528	171,866
OrthoPediatrics Corp. *	3,900	233,454
Outlook Therapeutics, Inc. *	24,952	33,935
Owens & Minor, Inc.	20,620	896,970
Oyster Point Pharma, Inc. *	3,166	57,811
Pacific Biosciences of California, Inc. *	55,276	1,130,947
Pacira BioSciences, Inc. *	12,548	755,013
Paragon 28, Inc. *	2,577	45,587
Paratek Pharmaceuticals, Inc. *	15,652	70,277
Passage Bio, Inc. *	10,567	67,100
Patterson Cos., Inc.	24,360	714,966
PAVmed, Inc. *	18,752	46,130
Paya Holdings, Inc. *	23,425	148,515
Pennant Group, Inc. *	7,562	174,531
Perdoceo Education Corp. *	20,292	238,634
Performance Food Group Co. *	43,098	1,977,767
Personalis, Inc. *	10,144	144,755
PetIQ, Inc. *	7,522	170,825
Phathom Pharmaceuticals, Inc. *	5,770	113,496
Phibro Animal Health Corp. Class A	6,195	126,502
Pliant Therapeutics, Inc. *	7,159	96,647
PMV Pharmaceuticals, Inc. *	7,473	172,626
Portage Biotech, Inc. * (Canada)	1,027	11,020
Poseida Therapeutics, Inc. *	9,716	66,166
Praxis Precision Medicines, Inc. *	9,132	179,900
Precigen, Inc. *	27,023	100,255
Precision BioSciences, Inc. *	14,162	104,799

	Shares	Value
Prelude Therapeutics, Inc. *	2,960	$36,852
Prestige Consumer Healthcare, Inc. *	14,398	873,239
Primo Water Corp.	45,215	797,140
Priority Technology Holdings, Inc. *	1,876	13,282
PROCEPT BioRobotics Corp. *	2,055	51,396
PROG Holdings, Inc. *	18,528	835,798
Progyny, Inc. *	18,219	917,327
Prometheus Biosciences, Inc. *	8,519	336,841
Protagonist Therapeutics, Inc. *	12,858	439,744
Prothena Corp. PLC * (Ireland)	10,068	497,359
Provention Bio, Inc. *	15,006	84,334
PTC Therapeutics, Inc. *	19,965	795,206
Pulmonx Corp. *	7,505	240,685
Pulse Biosciences, Inc. *	3,997	59,196
Puma Biotechnology, Inc. *	7,977	24,250
Quanex Building Products Corp.	9,887	245,000
Quanterix Corp. *	8,792	372,781
Quotient Ltd. *	23,344	60,461
R1 RCM, Inc. *	34,153	870,560
Radius Health, Inc. *	13,669	94,589
RadNet, Inc. *	12,981	390,858
Rain Therapeutics, Inc. *	2,114	27,228
Rallybio Corp. *	2,029	19,357
Rapid Micro Biosystems, Inc. Class A *	2,253	23,972
RAPT Therapeutics, Inc. *	6,033	221,592
Reata Pharmaceuticals, Inc. Class A *	7,822	206,266
Recursion Pharmaceuticals, Inc. Class A *	32,761	561,196
REGENXBIO, Inc. *	11,538	377,293
Relay Therapeutics, Inc. *	19,888	610,760
Relmada Therapeutics, Inc. *	4,336	97,690
Remitly Global, Inc. *	3,489	71,943
Reneo Pharmaceuticals, Inc. *	1,797	15,364
Rent the Runway, Inc. Class A *	4,877	39,748
Rent-A-Center, Inc.	18,953	910,502
Repay Holdings Corp. *	24,901	454,941
Replimune Group, Inc. *	8,492	230,133
Resources Connection, Inc.	9,575	170,818
Retractable Technologies, Inc. *	4,733	32,800
Revance Therapeutics, Inc. *	20,177	329,289
Revlon, Inc. Class A *	2,081	23,599
REVOLUTION Medicines, Inc. *	16,922	425,927
Rhythm Pharmaceuticals, Inc. *	12,551	125,259
Rigel Pharmaceuticals, Inc. *	46,759	123,911
Riot Blockchain, Inc. *	24,023	536,434
Rocket Pharmaceuticals, Inc. *	11,935	260,541
RR Donnelley & Sons Co. *	20,189	227,328
Rubius Therapeutics, Inc. *	12,846	124,349
RxSight, Inc. *	2,393	26,921
Sana Biotechnology, Inc. *	24,818	384,183
Sanderson Farms, Inc.	5,775	1,103,487
Sangamo Therapeutics, Inc. *	34,012	255,090
Scholar Rock Holding Corp. *	7,882	195,789
SeaSpine Holdings Corp. *	9,545	130,003
Seelos Therapeutics, Inc. *	32,623	53,175
Seer, Inc. *	11,962	272,853
Select Medical Holdings Corp.	31,765	933,891
Selecta Biosciences, Inc. *	25,449	82,964
Seneca Foods Corp. Class A *	1,804	86,502
Sensei Biotherapeutics, Inc. *	5,891	34,168
Senseonics Holdings, Inc. *	124,245	331,734
Sera Prognostics, Inc. Class A *	1,360	9,343
Seres Therapeutics, Inc. *	19,829	165,176
Sesen Bio, Inc. *	56,861	46,342
Shattuck Labs, Inc. *	7,579	64,497
Shockwave Medical, Inc. *	9,591	1,710,363
ShotSpotter, Inc. *	2,409	71,114
SI-BONE, Inc. *	9,359	207,863
Sientra, Inc. *	16,528	60,658
SIGA Technologies, Inc. *	13,777	103,603
Sigilon Therapeutics, Inc. *	6,954	19,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Silk Road Medical, Inc. *	9,751	$415,490
Silverback Therapeutics, Inc. *	5,781	38,501
Simply Good Foods Co. *	24,476	1,017,467
Singular Genomics Systems, Inc. *	3,337	38,576
SOC Telemed, Inc. *	24,834	31,788
Solid Biosciences, Inc. *	16,988	29,729
Sorrento Therapeutics, Inc. *	79,860	371,349
SP Plus Corp. *	6,592	186,026
SpartanNash Co.	10,425	268,548
Spectrum Pharmaceuticals, Inc. *	41,785	53,067
Spero Therapeutics, Inc. *	6,445	103,184
SpringWorks Therapeutics, Inc. *	8,393	520,198
Sprouts Farmers Market, Inc. *	32,069	951,808
Spruce Biosciences, Inc. *	2,245	10,013
SQZ Biotechnologies Co. *	6,486	57,920
STAAR Surgical Co. *	13,609	1,242,502
Stereotaxis, Inc. *	14,266	88,449
Stoke Therapeutics, Inc. *	5,438	130,458
StoneMor, Inc. *	9,166	20,898
Strategic Education, Inc.	7,010	405,458
Stride, Inc. *	11,582	386,028
Summit Therapeutics, Inc. *	6,404	17,227
Supernus Pharmaceuticals, Inc. *	14,181	413,518
Surface Oncology, Inc. *	9,480	45,314
Surgery Partners, Inc. *	9,111	486,619
Surmodics, Inc. *	3,813	183,596
Sutro Biopharma, Inc. *	12,354	183,828
Syndax Pharmaceuticals, Inc. *	12,811	280,433
Syros Pharmaceuticals, Inc. *	14,784	48,196
Tactile Systems Technology, Inc. *	5,500	104,665
Talaris Therapeutics, Inc. *	6,058	92,627
Talis Biomedical Corp. *	3,692	14,805
Tarsus Pharmaceuticals, Inc. *	2,396	53,910
Tattooed Chef, Inc. *	13,324	207,055
Taysha Gene Therapies, Inc. *	6,343	73,896
TCR2 Therapeutics, Inc. *	8,686	40,477
Team, Inc. *	7,415	8,082
Tejon Ranch Co. *	5,981	114,117
Tenaya Therapeutics, Inc. *	3,926	74,398
Tenet Healthcare Corp. *	30,191	2,466,303
Terns Pharmaceuticals, Inc. *	4,910	34,714
Textainer Group Holdings Ltd. (China)	13,396	478,371
TG Therapeutics, Inc. *	36,847	700,093
TherapeuticsMD, Inc. *	99,017	35,201
Theravance Biopharma, Inc. *	17,054	188,447
Tivity Health, Inc. *	12,652	334,519
Tonix Pharmaceuticals Holding Corp. *	93,077	33,294
Tootsie Roll Industries, Inc.	4,385	158,869
Transcat, Inc. *	2,020	186,709
TransMedics Group, Inc. *	7,845	150,310
Travere Therapeutics, Inc. *	16,757	520,137
Treace Medical Concepts, Inc. *	8,549	159,353
TreeHouse Foods, Inc. *	14,948	605,842
Trevena, Inc. *	46,593	27,140
TriNet Group, Inc. *	11,523	1,097,681
Triple-S Management Corp. *	6,412	228,780
Triton International Ltd. (Bermuda)	18,975	1,142,864
TrueBlue, Inc. *	9,939	275,012
Turning Point Brands, Inc.	4,262	161,018
Turning Point Therapeutics, Inc. *	13,218	630,499
Twist Bioscience Corp. *	13,420	1,038,574
Tyra Biosciences, Inc. *	3,456	48,626
US Physical Therapy, Inc.	3,642	347,993
United Natural Foods, Inc. *	16,042	787,341
Universal Corp.	6,889	378,344
UroGen Pharma Ltd. *	6,194	58,905
USANA Health Sciences, Inc. *	3,409	344,991
Utah Medical Products, Inc.	985	98,500
Utz Brands, Inc.	16,132	257,305
Vanda Pharmaceuticals, Inc. *	16,014	251,260

	Shares	Value
Vapotherm, Inc. *	6,721	$139,192
Varex Imaging Corp. *	11,020	347,681
Vaxart, Inc. *	34,034	213,393
Vaxcyte, Inc. *	11,324	269,398
VBI Vaccines, Inc. *	53,523	125,244
Vector Group Ltd.	41,294	474,055
Vectrus, Inc. *	3,277	149,988
Ventyx Biosciences, Inc. *	2,969	58,964
Vera Therapeutics, Inc. *	1,992	53,226
Veracyte, Inc. *	19,177	790,092
Verastem, Inc. *	47,442	97,256
Vericel Corp. *	13,365	525,244
Verrica Pharmaceuticals, Inc. *	4,795	43,922
Veru, Inc. *	18,025	106,167
Verve Therapeutics, Inc. *	4,454	164,219
Viad Corp. *	5,741	245,657
Viemed Healthcare, Inc. *	10,177	53,124
ViewRay, Inc. *	39,648	218,460
Viking Therapeutics, Inc. *	20,890	96,094
Village Super Market, Inc. Class A	2,310	54,031
Vincerx Pharma, Inc. *	3,676	37,458
Vir Biotechnology, Inc. *	17,127	717,107
Viracta Therapeutics, Inc. *	10,329	37,701
VistaGen Therapeutics, Inc. *	54,507	106,289
Vital Farms, Inc. *	7,129	128,750
Vivint Smart Home, Inc. *	26,106	255,317
Vor BioPharma, Inc. *	5,349	62,155
WaVe Life Sciences Ltd. *	10,667	33,494
WD-40 Co.	3,884	950,182
Weis Markets, Inc.	4,687	308,780
Werewolf Therapeutics, Inc. *	7,506	89,396
Whole Earth Brands, Inc. *	10,648	114,360
Willdan Group, Inc. *	3,203	112,746
WW International, Inc. *	15,006	242,047
XBiotech, Inc.	4,377	48,716
Xencor, Inc. *	16,252	652,030
XOMA Corp. *	1,731	36,091
Y-mAbs Therapeutics, Inc. *	9,957	161,403
Zentalis Pharmaceuticals, Inc. *	10,319	867,415
Zevia PBC Class A *	2,892	20,389
ZIOPHARM Oncology, Inc. *	64,470	70,272
Zogenix, Inc. *	16,407	266,614
Zynex, Inc. *	5,903	58,853

		204,499,392

Energy - 4.3%
Advent Technologies Holdings, Inc. *	4,865	34,104
Aemetis, Inc. *	8,050	99,015
Alto Ingredients, Inc. *	20,377	98,013
Antero Resources Corp. *	81,347	1,423,572
Arch Resources, Inc.	4,346	396,877
Archrock, Inc.	39,026	291,914
Array Technologies, Inc. *	36,718	576,105
Beam Global *	2,505	46,593
Berry Corp.	19,169	161,403
Brigham Minerals, Inc. Class A	12,418	261,896
Bristow Group, Inc. *	6,668	211,176
California Resources Corp.	23,061	984,935
Callon Petroleum Co. *	13,515	638,584
Centennial Resource Development, Inc. Class A *	51,593	308,526
ChampionX Corp. *	57,659	1,165,288
Chesapeake Energy Corp.	29,850	1,925,922
Civitas Resources, Inc.	12,356	605,073
Cleanspark, Inc. *	9,327	88,793
CNX Resources Corp. *	59,633	819,954
Comstock Resources, Inc. *	26,094	211,100
CONSOL Energy, Inc. *	9,722	220,787
Crescent Energy, Inc. Class A *	8,370	106,132
CVR Energy, Inc.	8,849	148,752

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Delek US Holdings, Inc. *	18,708	$280,433
Denbury, Inc. *	14,342	1,098,454
DMC Global, Inc. *	5,294	209,695
Dril-Quip, Inc. *	9,899	194,812
Earthstone Energy, Inc. Class A *	7,279	79,632
Eos Energy Enterprises, Inc. *	12,115	91,105
Equitrans Midstream Corp.	116,263	1,202,159
Expro Group Holdings NV *	13,212	189,592
Falcon Minerals Corp.	10,587	51,559
FTS International, Inc. Class A *	2,533	66,491
FuelCell Energy, Inc. *	105,100	546,520
FutureFuel Corp.	7,097	54,221
Gevo, Inc. *	55,615	238,032
Golar LNG Ltd. * (Bermuda)	29,558	366,224
Green Plains, Inc. *	10,265	356,811
Helix Energy Solutions Group, Inc. *	42,053	131,205
Helmerich & Payne, Inc.	30,273	717,470
HighPeak Energy, Inc.	1,433	20,979
Kosmos Energy Ltd. * (Ghana)	118,976	411,657
Laredo Petroleum, Inc. *	3,585	215,566
Liberty Oilfield Services, Inc. Class A *	26,878	260,717
Magnolia Oil & Gas Corp. Class A	40,027	755,309
Matador Resources Co.	31,481	1,162,279
Matrix Service Co. *	7,534	56,656
MRC Global, Inc. *	22,637	155,743
Murphy Oil Corp.	41,658	1,087,690
Nabors Industries Ltd. *	2,132	172,884
National Energy Services Reunited Corp. *	10,489	99,121
Newpark Resources, Inc. *	29,709	87,344
NexTier Oilfield Solutions, Inc. *	49,722	176,513
Northern Oil & Gas, Inc.	15,051	309,750
NOW, Inc. *	31,691	270,641
Oasis Petroleum, Inc.	5,638	710,332
Oceaneering International, Inc. *	28,633	323,839
Oil States International, Inc. *	17,196	85,464
Ovintiv, Inc.	74,517	2,511,223
Par Pacific Holdings, Inc. *	12,718	209,720
Patterson-UTI Energy, Inc.	53,155	449,160
PBF Energy, Inc. Class A *	27,692	359,165
PDC Energy, Inc.	27,714	1,351,889
Peabody Energy Corp. *	22,701	228,599
ProPetro Holding Corp. *	24,544	198,806
Range Resources Corp. *	68,525	1,221,801
Ranger Oil Corp. Class A *	4,571	123,051
Renewable Energy Group, Inc. *	12,728	540,176
REX American Resources Corp. *	1,509	144,864
Riley Exploration Permian, Inc.	652	12,597
RPC, Inc. *	17,583	79,827
Select Energy Services, Inc. Class A *	17,733	110,477
SM Energy Co.	34,107	1,005,474
Solaris Oilfield Infrastructure, Inc. Class A	8,990	58,885
Southwestern Energy Co. *	288,895	1,346,251
Stem, Inc. *	32,412	614,856
SunCoke Energy, Inc.	25,112	165,488
Sunnova Energy International, Inc. *	24,740	690,741
SunPower Corp. *	22,993	479,864
Talos Energy, Inc. *	10,506	102,959
Tellurian, Inc. *	103,537	318,894
TETRA Technologies, Inc. *	34,967	99,306
Tidewater, Inc. *	12,502	133,896
TPI Composites, Inc. *	10,178	152,263
US Silica Holdings, Inc. *	20,929	196,733
W&T Offshore, Inc. *	28,811	93,060
Warrior Met Coal, Inc.	14,996	385,547
Whiting Petroleum Corp. *	11,324	732,436

		37,179,421

Financial - 22.8%
1st Source Corp.	4,863	241,205
Acadia Realty Trust REIT	24,153	527,260

	Shares	Value
AFC Gamma, Inc. REIT	2,556	$58,175
Agree Realty Corp. REIT	19,555	1,395,445
Alerus Financial Corp.	4,370	127,954
Alexander & Baldwin, Inc. REIT *	20,832	522,675
Alexander’s, Inc. REIT	603	156,961
Allegiance Bancshares, Inc.	5,414	228,525
Altus Midstream Co. Class A	929	56,957
Amalgamated Financial Corp.	4,599	77,125
Ambac Financial Group, Inc. *	13,080	209,934
Amerant Bancorp, Inc.	7,762	268,177
American Assets Trust, Inc. REIT	14,357	538,818
American Equity Investment Life Holding Co.	23,783	925,634
American Finance Trust, Inc. REIT	34,050	310,877
American National Bankshares, Inc.	3,137	118,202
American National Group, Inc.	2,143	404,684
Ameris Bancorp	19,119	949,832
AMERISAFE, Inc.	5,462	294,019
Angel Oak Mortgage, Inc. REIT	2,048	33,546
Apartment Investment & Management Co. Class A REIT *	42,445	327,675
Apollo Commercial Real Estate Finance, Inc. REIT	39,891	524,966
Apple Hospitality REIT, Inc.	61,639	995,470
Arbor Realty Trust, Inc. REIT	39,081	715,964
Ares Commercial Real Estate Corp. REIT	12,379	179,991
Argo Group International Holdings Ltd.	9,114	529,615
Armada Hoffler Properties, Inc. REIT	17,038	259,318
ARMOUR Residential REIT, Inc.	23,253	228,112
Arrow Financial Corp.	4,267	150,326
Artisan Partners Asset Management, Inc. Class A	16,828	801,686
Ashford Hospitality Trust, Inc. REIT *	4,900	47,040
AssetMark Financial Holdings, Inc. *	5,232	137,131
Associated Banc-Corp.	42,272	954,924
Associated Capital Group, Inc. Class A	507	21,801
Atlantic Capital Bancshares, Inc. *	5,594	160,939
Atlantic Union Bankshares Corp.	21,454	800,020
Atlanticus Holdings Corp. *	1,514	107,978
Axos Financial, Inc. *	16,403	917,092
B Riley Financial, Inc.	5,814	516,632
Banc of California, Inc.	15,756	309,133
BancFirst Corp.	4,937	348,355
Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	8,812	146,279
Bancorp, Inc. *	14,910	377,372
Bank First Corp.	1,891	136,606
Bank of Marin Bancorp	4,597	171,146
Bank of NT Butterfield & Son Ltd. (Bermuda)	14,424	549,699
BankUnited, Inc.	25,565	1,081,655
Banner Corp.	9,882	599,541
Bar Harbor Bankshares	4,199	121,477
Berkshire Hills Bancorp, Inc.	13,431	381,843
BGC Partners, Inc. Class A	89,919	418,123
Blackstone Mortgage Trust, Inc. Class A REIT	44,721	1,369,357
Blucora, Inc. *	14,156	245,182
Blue Foundry Bancorp *	7,901	115,592
Blue Ridge Bankshares, Inc.	4,942	88,462
Braemar Hotels & Resorts, Inc. REIT *	15,158	77,306
Brandywine Realty Trust REIT	48,359	648,978
Bridgewater Bancshares, Inc. *	6,000	106,140
Brightsphere Investment Group, Inc.	16,526	423,066
BrightSpire Capital, Inc. REIT	23,802	244,209
Broadmark Realty Capital, Inc. REIT	36,929	348,240
Broadstone Net Lease, Inc. REIT	44,586	1,106,625
Brookline Bancorp, Inc.	21,880	354,237
BRP Group, Inc. Class A *	13,456	485,896
BRT Apartments Corp. REIT	2,962	71,058
Bryn Mawr Bank Corp.	5,784	260,338
Business First Bancshares, Inc.	5,439	153,978
Byline Bancorp, Inc.	7,028	192,216

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Cadence Bank	47,720	$1,421,579
Cambridge Bancorp	1,939	181,471
Camden National Corp.	4,199	202,224
Capital Bancorp, Inc.	2,234	58,531
Capital City Bank Group, Inc.	3,827	101,033
Capitol Federal Financial, Inc.	37,360	423,289
Capstar Financial Holdings, Inc.	5,885	123,762
CareTrust REIT, Inc.	27,746	633,441
Carter Bankshares, Inc. *	7,373	113,470
CatchMark Timber Trust, Inc. Class A REIT	15,295	133,219
Cathay General Bancorp	21,076	906,057
CBTX, Inc.	5,628	163,212
Centerspace REIT	4,041	448,147
Central Pacific Financial Corp.	8,007	225,557
Chatham Lodging Trust REIT *	13,379	183,560
Chimera Investment Corp. REIT	66,981	1,010,073
CIT Group, Inc.	28,224	1,449,020
Citizens & Northern Corp.	4,462	116,547
Citizens, Inc. *	14,348	76,188
City Holding Co.	4,243	347,035
City Office REIT, Inc.	12,171	240,012
Civista Bancshares, Inc.	4,668	113,899
Clipper Realty, Inc. REIT	3,507	34,860
CNB Financial Corp.	4,622	122,483
CNO Financial Group, Inc.	34,989	834,138
Coastal Financial Corp. *	2,644	133,839
Cohen & Steers, Inc.	7,149	661,354
Columbia Banking System, Inc.	20,291	663,922
Columbia Financial, Inc. *	11,441	238,659
Community Bank System, Inc.	15,097	1,124,425
Community Healthcare Trust, Inc. REIT	6,789	320,916
Community Trust Bancorp, Inc.	4,607	200,911
ConnectOne Bancorp, Inc.	10,724	350,782
CorePoint Lodging, Inc. REIT *	11,092	174,144
Corporate Office Properties Trust REIT	32,478	908,410
Cowen, Inc. Class A	7,500	270,750
Crawford & Co. Class A	4,680	35,053
CrossFirst Bankshares, Inc. *	13,443	209,845
CTO Realty Growth, Inc. REIT	1,609	98,825
Curo Group Holdings Corp.	5,819	93,162
Cushman & Wakefield PLC *	39,441	877,168
Customers Bancorp, Inc. *	8,592	561,659
CVB Financial Corp.	37,158	795,553
Diamond Hill Investment Group, Inc.	863	167,621
DiamondRock Hospitality Co. REIT *	60,135	577,897
DigitalBridge Group, Inc. REIT *	137,943	1,149,065
Dime Community Bancshares, Inc.	10,003	351,705
Diversified Healthcare Trust REIT	70,553	218,009
Donegal Group, Inc. Class A	4,250	60,733
Douglas Elliman, Inc. *	20,647	237,441
Dynex Capital, Inc. REIT	9,431	157,592
Eagle Bancorp, Inc.	9,014	525,877
Easterly Government Properties, Inc. REIT	24,242	555,627
Eastern Bankshares, Inc.	49,385	996,095
EastGroup Properties, Inc. REIT	11,432	2,604,781
eHealth, Inc. *	6,957	177,404
Ellington Financial, Inc. REIT	13,418	229,314
Empire State Realty Trust, Inc. Class A REIT	40,751	362,684
Employers Holdings, Inc.	8,031	332,323
Encore Capital Group, Inc. *	8,290	514,892
Enova International, Inc. *	10,578	433,275
Enstar Group Ltd. *	3,569	883,649
Enterprise Bancorp, Inc.	2,665	119,712
Enterprise Financial Services Corp.	10,180	479,376
Equity Bancshares, Inc. Class A	4,136	140,334
Equity Commonwealth REIT *	33,344	863,610
Essent Group Ltd.	30,801	1,402,370
Essential Properties Realty Trust, Inc. REIT	33,881	976,789
eXp World Holdings, Inc.	18,044	607,902
EZCORP, Inc. Class A *	14,170	104,433

	Shares	Value
Farmers National Banc Corp.	8,886	$164,835
Farmland Partners, Inc. REIT	8,355	99,842
Fathom Holdings, Inc. *	1,503	30,751
FB Financial Corp.	9,577	419,664
Federal Agricultural Mortgage Corp. Class C	2,634	326,432
Federated Hermes, Inc.	26,467	994,630
Fidelity D&D Bancorp, Inc.	1,153	68,027
Finance Of America Cos., Inc. Class A *	5,255	20,862
Financial Institutions, Inc.	4,452	141,574
First BanCorp	57,452	791,689
First Bancorp NC	8,026	366,949
First Bancorp, Inc.	3,166	99,412
First Bancshares, Inc.	5,977	230,832
First Bank	4,430	64,279
First Busey Corp.	14,610	396,223
First Commonwealth Financial Corp.	26,911	432,998
First Community Bankshares, Inc.	4,892	163,491
First Financial Bancorp	26,285	640,828
First Financial Bankshares, Inc.	36,921	1,877,064
First Financial Corp.	3,438	155,707
First Foundation, Inc.	11,422	283,951
First Internet Bancorp	2,673	125,738
First Interstate BancSystem, Inc. Class A	11,772	478,767
First Merchants Corp.	15,560	651,808
First Mid Bancshares, Inc.	4,788	204,879
First Midwest Bancorp, Inc.	32,461	664,801
First of Long Island Corp.	6,523	140,832
Five Star Bancorp	3,543	106,290
Flagstar Bancorp, Inc.	14,512	695,705
Flushing Financial Corp.	8,384	203,731
Flywire Corp. *	17,906	681,502
Focus Financial Partners, Inc. Class A *	16,937	1,011,478
Four Corners Property Trust, Inc. REIT	21,874	643,314
Franklin BSP Realty Trust, Inc. REIT	9,339	139,525
Franklin Street Properties Corp. REIT	29,405	174,960
FRP Holdings, Inc. *	1,863	107,681
FS Bancorp, Inc.	2,110	70,959
Fulton Financial Corp.	45,193	768,281
GAMCO Investors, Inc. Class A	1,445	36,096
GCM Grosvenor, Inc. Class A	11,898	124,929
Genworth Financial, Inc. Class A *	144,484	585,160
GEO Group, Inc. REIT	33,214	257,409
German American Bancorp, Inc.	7,104	276,914
Getty Realty Corp. REIT	10,165	326,195
Glacier Bancorp, Inc.	31,333	1,776,581
Gladstone Commercial Corp. REIT	10,476	269,967
Gladstone Land Corp. REIT	8,389	283,213
Global Medical REIT, Inc.	17,213	305,531
Global Net Lease, Inc. REIT	29,029	443,563
Goosehead Insurance, Inc. Class A	5,091	662,237
Granite Point Mortgage Trust, Inc. REIT	15,191	177,887
Great Ajax Corp. REIT	6,166	81,145
Great Southern Bancorp, Inc.	3,044	180,357
Great Western Bancorp, Inc.	15,622	530,523
Greenhill & Co., Inc.	3,810	68,313
Greenlight Capital Re Ltd. Class A *	8,495	66,601
Guaranty Bancshares, Inc.	2,295	86,246
Hamilton Lane, Inc. Class A	9,869	1,022,626
Hancock Whitney Corp.	24,597	1,230,342
Hanmi Financial Corp.	8,694	205,874
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	21,798	1,157,910
HarborOne Bancorp, Inc.	13,604	201,883
HBT Financial, Inc.	2,753	51,564
HCI Group, Inc.	1,614	134,834
Healthcare Realty Trust, Inc. REIT	41,974	1,328,057
Heartland Financial USA, Inc.	11,588	586,469
Heritage Commerce Corp.	16,489	196,879
Heritage Financial Corp.	9,909	242,176
Heritage Insurance Holdings, Inc.	6,984	41,066

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Hersha Hospitality Trust REIT *	9,820	$90,049
Hilltop Holdings, Inc.	17,597	618,359
Hingham Institution For Savings The	413	173,410
Home Bancorp, Inc.	2,196	91,156
Home BancShares, Inc.	43,359	1,055,792
Home Point Capital, Inc.	1,960	8,820
HomeStreet, Inc.	5,606	291,512
HomeTrust Bancshares, Inc.	4,252	131,727
Hope Bancorp, Inc.	33,493	492,682
Horace Mann Educators Corp.	11,891	460,182
Horizon Bancorp, Inc.	12,595	262,606
Houlihan Lokey, Inc.	14,523	1,503,421
Howard Bancorp, Inc. *	4,014	87,465
I3 Verticals, Inc. Class A *	6,213	141,594
Independence Holding Co.	1,280	72,550
Independence Realty Trust, Inc. REIT	30,090	777,225
Independent Bank Corp.	12,955	1,056,221
Independent Bank Corp. MI	5,801	138,470
Independent Bank Group, Inc.	10,821	780,735
Indus Realty Trust, Inc. REIT	1,239	100,433
Industrial Logistics Properties Trust REIT	18,680	467,934
Innovative Industrial Properties, Inc. REIT	6,737	1,771,225
International Bancshares Corp.	15,459	655,307
International Money Express, Inc. *	9,016	143,895
Invesco Mortgage Capital, Inc. REIT	82,636	229,728
Investors Bancorp, Inc.	65,773	996,461
Investors Title Co.	373	73,537
iStar, Inc. REIT	19,534	504,563
James River Group Holdings Ltd.	9,238	266,147
Kearny Financial Corp.	19,287	255,553
Kennedy-Wilson Holdings, Inc.	33,778	806,619
Kinsale Capital Group, Inc.	6,114	1,454,459
Kite Realty Group Trust REIT	61,707	1,343,978
KKR Real Estate Finance Trust, Inc. REIT	9,292	193,552
Ladder Capital Corp. REIT	32,671	391,725
Lakeland Bancorp, Inc.	14,057	266,942
Lakeland Financial Corp.	7,015	562,182
Legacy Housing Corp. *	2,286	60,510
LendingClub Corp. *	28,128	680,135
LendingTree, Inc. *	3,341	409,607
Live Oak Bancshares, Inc.	9,062	791,022
LTC Properties, Inc. REIT	11,094	378,749
Luther Burbank Corp.	4,448	62,450
LXP Industrial Trust REIT	78,882	1,232,137
Macatawa Bank Corp.	7,514	66,273
Macerich Co. REIT	60,800	1,050,624
Maiden Holdings Ltd. *	19,807	60,609
Marcus & Millichap, Inc. *	6,765	348,127
Marlin Business Services Corp.	2,308	53,730
MBIA, Inc. *	13,661	215,707
McGrath RentCorp	6,943	557,245
Mercantile Bank Corp.	4,707	164,886
Merchants Bancorp	2,799	132,477
Meta Financial Group, Inc.	8,565	510,988
Metrocity Bankshares, Inc.	5,458	150,259
MetroMile, Inc. *	10,462	22,912
Metropolitan Bank Holding Corp. *	2,787	296,899
MFA Financial, Inc. REIT	127,274	580,369
Mid Penn Bancorp, Inc.	4,078	129,436
Midland States Bancorp, Inc.	6,493	160,961
MidWestOne Financial Group, Inc.	4,126	133,559
Moelis & Co. Class A	17,390	1,087,049
Monmouth Real Estate Investment Corp. REIT	27,387	575,401
Mr Cooper Group, Inc. *	17,588	731,837
MVB Financial Corp.	2,897	120,283
National Bank Holdings Corp. Class A	8,265	363,164
National Health Investors, Inc. REIT	12,579	722,915
National Storage Affiliates Trust REIT	23,095	1,598,174
National Western Life Group, Inc. Class A	737	158,042
Navient Corp.	44,983	954,539

	Shares	Value
NBT Bancorp, Inc.	12,023	$463,126
Nelnet, Inc. Class A	4,837	472,478
NETSTREIT Corp. REIT	11,308	258,953
New York Mortgage Trust, Inc. REIT	109,150	406,038
Newmark Group, Inc. Class A	42,897	802,174
NexPoint Residential Trust, Inc. REIT	6,398	536,344
NI Holdings, Inc. *	2,437	46,084
Nicolet Bankshares, Inc. *	3,596	308,357
NMI Holdings, Inc. Class A *	24,198	528,726
Northfield Bancorp, Inc.	13,038	210,694
Northrim BanCorp, Inc.	1,861	80,879
Northwest Bancshares, Inc.	34,938	494,722
OceanFirst Financial Corp.	17,002	377,444
Ocwen Financial Corp. *	2,328	93,050
Office Properties Income Trust REIT	13,833	343,612
OFG Bancorp	14,030	372,637
Old National Bancorp	46,595	844,301
Old Second Bancorp, Inc.	7,898	99,436
One Liberty Properties, Inc. REIT	4,590	161,935
Oportun Financial Corp. *	5,980	121,095
Oppenheimer Holdings, Inc. Class A	2,666	123,622
Orchid Island Capital, Inc. REIT	34,844	156,798
Origin Bancorp, Inc.	6,361	273,014
Orrstown Financial Services, Inc.	3,134	78,977
Outfront Media, Inc. REIT	41,373	1,109,624
Pacific Premier Bancorp, Inc.	24,843	994,465
Palomar Holdings, Inc. *	7,064	457,535
Paramount Group, Inc. REIT	53,674	447,641
Park National Corp.	4,138	568,189
PCSB Financial Corp.	3,875	73,780
Peapack-Gladstone Financial Corp.	5,150	182,310
Pebblebrook Hotel Trust REIT	36,957	826,728
PennyMac Financial Services, Inc.	8,881	619,716
PennyMac Mortgage Investment Trust REIT	28,173	488,238
Peoples Bancorp, Inc.	7,370	234,440
Peoples Financial Services Corp.	1,981	104,379
Phillips Edison & Co., Inc. REIT	5,284	174,583
Physicians Realty Trust REIT	62,619	1,179,116
Piedmont Office Realty Trust, Inc. Class A REIT	35,655	655,339
Pioneer Bancorp, Inc. *	3,302	37,379
Piper Sandler Cos.	5,030	897,905
PJT Partners, Inc. Class A	6,739	499,293
Plymouth Industrial REIT, Inc. REIT	8,417	269,344
Postal Realty Trust, Inc. Class A REIT	3,434	67,993
PotlatchDeltic Corp. REIT	18,775	1,130,631
PRA Group, Inc. *	12,293	617,232
Preferred Apartment Communities, Inc. REIT	14,836	267,938
Preferred Bank	2,829	203,094
Premier Financial Corp.	10,542	325,853
Primis Financial Corp.	6,934	104,287
ProAssurance Corp.	15,153	383,371
Provident Bancorp, Inc.	4,605	85,653
Provident Financial Services, Inc.	21,400	518,308
PS Business Parks, Inc. REIT	5,711	1,051,795
Pzena Investment Management, Inc. Class A	4,574	43,316
QCR Holdings, Inc.	4,424	247,744
Radian Group, Inc.	51,230	1,082,490
Radius Global Infrastructure, Inc. Class A *	16,621	267,598
Rafael Holdings, Inc. Class B *	2,908	14,831
RBB Bancorp	4,055	106,241
RE/MAX Holdings, Inc. Class A	5,257	160,286
Ready Capital Corp. REIT	16,630	259,927
Realogy Holdings Corp. *	33,116	556,680
Red River Bancshares, Inc.	1,395	74,633
Redfin Corp. *	29,202	1,121,065
Redwood Trust, Inc. REIT	32,496	428,622
Regional Management Corp.	2,179	125,205
Reliant Bancorp, Inc.	4,379	155,455
Renasant Corp.	15,745	597,523
Republic Bancorp, Inc. Class A	2,670	135,743

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Republic First Bancorp, Inc. *	12,170	$45,272
Retail Opportunity Investments Corp. REIT	34,177	669,869
Retail Value, Inc. REIT	5,292	33,975
RLI Corp.	11,377	1,275,362
RLJ Lodging Trust REIT	47,553	662,413
RMR Group, Inc. Class A	4,232	146,766
RPT Realty REIT	23,181	310,162
Ryman Hospitality Properties, Inc. REIT *	15,291	1,406,160
S&T Bancorp, Inc.	11,045	348,138
Sabra Health Care REIT, Inc.	63,806	863,933
Safehold, Inc. REIT	5,907	471,674
Safety Insurance Group, Inc.	4,081	347,007
Sandy Spring Bancorp, Inc.	12,725	611,818
Saul Centers, Inc. REIT	3,363	178,306
Sculptor Capital Management, Inc.	6,599	140,889
Seacoast Banking Corp. of Florida	14,801	523,807
Selective Insurance Group, Inc.	16,894	1,384,294
Selectquote, Inc. *	38,528	349,064
Seritage Growth Properties REIT *	10,617	140,888
Service Properties Trust REIT	46,769	411,100
ServisFirst Bancshares, Inc.	14,193	1,205,553
Sierra Bancorp	4,016	109,034
Silvergate Capital Corp. Class A *	7,823	1,159,369
Simmons First National Corp. Class A	31,119	920,500
SiriusPoint Ltd. * (Bermuda)	26,349	214,217
SITE Centers Corp. REIT	49,817	788,603
SmartFinancial, Inc.	3,979	108,865
South Plains Financial, Inc.	2,964	82,429
Southern First Bancshares, Inc. *	2,115	132,166
Southern Missouri Bancorp, Inc.	2,222	115,922
Southside Bancshares, Inc.	8,880	371,362
SouthState Corp.	19,857	1,590,744
Spirit of Texas Bancshares, Inc.	3,800	109,364
St. Joe Co.	9,580	498,639
STAG Industrial, Inc. REIT	50,142	2,404,810
State Auto Financial Corp.	5,033	260,156
StepStone Group, Inc. Class A	11,626	483,293
Stewart Information Services Corp.	7,525	599,968
Stock Yards Bancorp, Inc.	6,925	442,369
StoneX Group, Inc. *	4,838	296,328
Summit Financial Group, Inc.	3,486	95,691
Summit Hotel Properties, Inc. REIT *	29,249	285,470
Sunstone Hotel Investors, Inc. REIT *	62,597	734,263
Tanger Factory Outlet Centers, Inc. REIT	29,411	567,044
Terreno Realty Corp. REIT	20,966	1,788,190
Texas Capital Bancshares, Inc. *	14,417	868,624
Tiptree, Inc.	6,469	89,466
Tompkins Financial Corp.	4,061	339,418
Towne Bank	19,309	609,971
TPG RE Finance Trust, Inc. REIT	17,399	214,356
Trean Insurance Group, Inc. *	6,132	54,636
TriCo Bancshares	7,924	340,415
TriState Capital Holdings, Inc. *	8,384	253,700
Triumph Bancorp, Inc. *	6,691	796,764
Trupanion, Inc. *	10,855	1,433,186
TrustCo Bank Corp.	5,333	177,642
Trustmark Corp.	17,529	568,991
Two Harbors Investment Corp. REIT	97,821	564,427
UMB Financial Corp.	12,450	1,321,070
UMH Properties, Inc. REIT	12,446	340,149
United Bankshares, Inc.	37,499	1,360,464
United Community Banks, Inc.	24,041	864,034
United Fire Group, Inc.	5,938	137,702
United Insurance Holdings Corp.	4,752	20,624
Uniti Group, Inc. REIT	55,897	783,117
Universal Health Realty Income Trust REIT	3,773	224,380
Universal Insurance Holdings, Inc.	7,707	131,019
Univest Financial Corp.	8,474	253,542
Urban Edge Properties REIT	33,290	632,510
Urstadt Biddle Properties, Inc. Class A REIT	8,393	178,771

	Shares	Value
Valley National Bancorp	113,876	$1,565,795
Velocity Financial, Inc. *	2,465	33,771
Veris Residential, Inc. REIT *	25,252	464,132
Veritex Holdings, Inc.	13,677	544,071
Virtus Investment Partners, Inc.	2,080	617,968
Walker & Dunlop, Inc.	8,314	1,254,416
Washington Federal, Inc.	18,461	616,228
Washington Real Estate Investment Trust REIT	24,344	629,292
Washington Trust Bancorp, Inc.	4,921	277,397
Waterstone Financial, Inc.	6,183	135,160
WesBanco, Inc.	17,442	610,296
West BanCorp, Inc.	4,532	140,809
Westamerica BanCorp	7,345	424,027
Whitestone REIT	12,262	124,214
WisdomTree Investments, Inc.	37,968	232,364
World Acceptance Corp. *	1,229	301,633
WSFS Financial Corp.	13,396	671,408
Xenia Hotels & Resorts, Inc. REIT *	32,760	593,284

		195,314,120

Industrial - 12.9%
908 Devices, Inc. *	3,644	94,270
AAON, Inc.	12,056	957,608
AAR Corp. *	9,691	378,240
Advanced Energy Industries, Inc.	10,726	976,710
Aerojet Rocketdyne Holdings, Inc.	21,284	995,240
AeroVironment, Inc. *	6,462	400,838
AerSale Corp. *	2,598	46,089
AgEagle Aerial Systems, Inc. *	19,016	29,855
Air Transport Services Group, Inc. *	16,966	498,461
Akoustis Technologies, Inc. *	13,687	91,429
Alamo Group, Inc.	2,859	420,788
Albany International Corp. Class A	8,847	782,517
Allied Motion Technologies, Inc.	3,217	117,388
Altra Industrial Motion Corp.	18,628	960,646
American Outdoor Brands, Inc. *	3,717	74,080
American Superconductor Corp. *	7,767	84,505
American Woodmark Corp. *	4,825	314,590
AMMO, Inc. *	24,273	132,288
Apogee Enterprises, Inc.	7,274	350,243
Applied Industrial Technologies, Inc.	10,919	1,121,381
ArcBest Corp.	7,243	868,074
Arcosa, Inc.	13,930	734,111
Argan, Inc.	4,303	166,483
Aris Water Solution, Inc. Class A *	5,531	71,626
Astec Industries, Inc.	6,565	454,758
Astronics Corp. *	6,683	80,196
Atkore, Inc. *	13,108	1,457,479
Atlas Air Worldwide Holdings, Inc. *	8,204	772,160
Atlas Technical Consultants, Inc. *	4,015	33,806
AZZ, Inc.	7,150	395,324
Babcock & Wilcox Enterprises, Inc. *	15,816	142,660
Badger Meter, Inc.	8,396	894,678
Barnes Group, Inc.	13,611	634,136
Belden, Inc.	12,719	836,020
Benchmark Electronics, Inc.	10,090	273,439
Blink Charging Co. *	10,403	275,784
Bloom Energy Corp. Class A *	40,597	890,292
Boise Cascade Co.	11,323	806,198
Brady Corp. Class A	13,442	724,524
Byrna Technologies, Inc. *	5,198	69,393
Cactus, Inc. Class A	15,691	598,298
Caesarstone Ltd.	6,257	70,954
Casella Waste Systems, Inc. Class A *	13,986	1,194,684
CECO Environmental Corp. *	8,846	55,111
Centrus Energy Corp. Class A *	2,692	134,358
Chart Industries, Inc. *	10,382	1,655,825
Chase Corp.	2,138	212,859
CIRCOR International, Inc. *	5,191	141,091
Columbus McKinnon Corp.	8,002	370,173

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Comfort Systems USA, Inc.	10,136	$1,002,856
Comtech Telecommunications Corp.	7,330	173,648
Concrete Pumping Holdings, Inc. *	7,352	60,286
Construction Partners, Inc. Class A *	8,531	250,897
Cornerstone Building Brands, Inc. *	15,740	274,506
Costamare, Inc. (Monaco)	15,174	191,951
Covenant Logistics Group, Inc. *	3,693	97,606
CryoPort, Inc. *	11,529	682,171
CSW Industrials, Inc.	4,268	515,830
Daseke, Inc. *	11,415	114,607
DHT Holdings, Inc.	41,257	214,124
Dorian LPG Ltd.	8,850	112,307
Ducommun, Inc. *	3,342	156,305
DXP Enterprises, Inc. *	5,124	131,533
Dycom Industries, Inc. *	8,371	784,865
Eagle Bulk Shipping, Inc.	2,568	116,844
Eastman Kodak Co. *	12,784	59,829
EMCOR Group, Inc.	15,153	1,930,341
Encore Wire Corp.	5,615	803,507
Energizer Holdings, Inc.	19,570	784,757
Energy Recovery, Inc. *	11,987	257,601
Enerpac Tool Group Corp.	17,217	349,161
EnerSys	12,329	974,731
EnPro Industries, Inc.	5,935	653,265
ESCO Technologies, Inc.	7,353	661,696
Evoqua Water Technologies Corp. *	32,899	1,538,028
Exponent, Inc.	14,764	1,723,402
Fabrinet * (Thailand)	10,510	1,245,120
FARO Technologies, Inc. *	5,229	366,135
Federal Signal Corp.	17,324	750,822
Fluidigm Corp. *	23,041	90,321
Fluor Corp. *	40,376	1,000,114
Forterra, Inc. *	8,419	200,204
Forward Air Corp.	7,626	923,432
Franklin Electric Co., Inc.	13,182	1,246,490
Frontline Ltd. * (Norway)	33,675	238,082
GATX Corp.	10,040	1,046,068
Genco Shipping & Trading Ltd.	9,153	146,448
Gibraltar Industries, Inc. *	9,432	628,926
GoPro, Inc. Class A *	36,282	374,067
Gorman-Rupp Co.	6,529	290,867
GrafTech International Ltd.	56,998	674,286
Granite Construction, Inc.	13,154	509,060
Great Lakes Dredge & Dock Corp. *	18,984	298,428
Greenbrier Cos., Inc.	9,227	423,427
Greif, Inc. Class A	7,415	447,644
Greif, Inc. Class B	1,705	101,925
Griffon Corp.	13,361	380,521
Harsco Corp. *	22,315	372,884
Haynes International, Inc.	3,593	144,906
Heartland Express, Inc.	13,594	228,651
Helios Technologies, Inc.	9,192	966,723
Heritage-Crystal Clean, Inc. *	4,452	142,553
Hillenbrand, Inc.	20,742	1,078,377
Hub Group, Inc. Class A *	9,517	801,712
Hydrofarm Holdings Group, Inc. *	11,190	316,565
Hyster-Yale Materials Handling, Inc.	2,847	117,012
Ichor Holdings Ltd. *	7,973	366,997
Identiv, Inc. *	5,886	165,632
IES Holdings, Inc. *	2,461	124,625
II-VI, Inc. *	30,070	2,054,683
Infrastructure and Energy Alternatives, Inc. *	8,306	76,415
INNOVATE Corp. *	12,525	46,343
Insteel Industries, Inc.	5,299	210,953
International Seaways, Inc.	13,218	194,040
Iteris, Inc. *	12,175	48,700
Itron, Inc. *	12,860	881,167
JELD-WEN Holding, Inc. *	26,010	685,624
John Bean Technologies Corp.	8,922	1,370,062
Kadant, Inc.	3,312	763,350

	Shares	Value
Kaman Corp.	7,854	$338,900
Karat Packaging, Inc. *	1,306	26,394
Kennametal, Inc.	24,034	863,061
Kimball Electronics, Inc. *	7,258	157,934
Knowles Corp. *	25,588	597,480
Kopin Corp. *	22,111	90,434
Kratos Defense & Security Solutions, Inc. *	34,873	676,536
Latham Group, Inc. *	9,071	227,047
Lawson Products, Inc. *	1,438	78,731
Lindsay Corp.	3,135	476,520
Luna Innovations, Inc. *	8,681	73,268
Luxfer Holdings PLC (United Kingdom)	7,978	154,055
Manitowoc Co., Inc. *	9,869	183,465
Marten Transport Ltd.	16,957	290,982
Masonite International Corp. *	6,772	798,757
Materion Corp.	5,857	538,493
Matson, Inc.	11,820	1,064,155
Matthews International Corp. Class A	8,817	323,319
Mayville Engineering Co., Inc. *	2,575	38,393
Mesa Laboratories, Inc.	1,427	468,184
Meta Materials, Inc. *	57,579	141,644
MicroVision, Inc. *	47,491	237,930
Mistras Group, Inc. *	5,593	41,556
Montrose Environmental Group, Inc. *	7,443	524,806
Moog, Inc. Class A	8,321	673,751
Mueller Industries, Inc.	15,972	948,098
Mueller Water Products, Inc. Class A	45,281	652,046
Myers Industries, Inc.	10,437	208,844
MYR Group, Inc. *	4,747	524,781
Napco Security Technologies, Inc. *	4,168	208,317
National Presto Industries, Inc.	1,547	126,900
NL Industries, Inc.	2,103	15,562
nLight, Inc. *	12,119	290,250
NN, Inc. *	12,762	52,324
Nordic American Tankers Ltd.	43,858	74,120
Northwest Pipe Co. *	2,663	84,683
Novanta, Inc. *	10,030	1,768,590
NV5 Global, Inc. *	3,792	523,751
NVE Corp.	1,443	98,557
O-I Glass, Inc. *	45,423	546,439
Olympic Steel, Inc.	2,927	68,785
Omega Flex, Inc.	916	116,286
OSI Systems, Inc. *	4,870	453,884
Pactiv Evergreen, Inc.	12,227	155,038
PAM Transportation Services, Inc. *	1,007	71,507
Park Aerospace Corp.	5,378	70,990
Park-Ohio Holdings Corp.	2,326	49,241
Patrick Industries, Inc.	6,531	526,986
PGT Innovations, Inc. *	16,570	372,659
Plexus Corp. *	8,043	771,243
Powell Industries, Inc.	2,698	79,564
Primoris Services Corp.	15,651	375,311
Proto Labs, Inc. *	7,989	410,235
Pure Cycle Corp. *	5,726	83,600
PureCycle Technologies, Inc. *	15,176	145,234
Radiant Logistics, Inc. *	11,157	81,335
Ranpak Holdings Corp. *	10,823	406,728
RBC Bearings, Inc. *	7,949	1,605,460
Ryerson Holding Corp.	4,918	128,114
Safe Bulkers, Inc. * (Greece)	16,949	63,898
Saia, Inc. *	7,543	2,542,217
Sanmina Corp. *	18,303	758,842
Scorpio Tankers, Inc. (Monaco)	13,897	178,021
SFL Corp. Ltd. (Norway)	30,509	248,648
Sharps Compliance Corp. *	4,772	34,024
Sight Sciences, Inc. *	3,141	55,187
Simpson Manufacturing Co., Inc.	12,386	1,722,521
Smith & Wesson Brands, Inc.	13,514	240,549
SPX Corp. *	12,608	752,445
SPX FLOW, Inc.	11,815	1,021,761

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Standex International Corp.	3,444	$381,113
Sterling Construction Co., Inc. *	7,997	210,321
Stoneridge, Inc. *	7,629	150,596
Sturm Ruger & Co., Inc.	4,883	332,142
Summit Materials, Inc. Class A *	33,757	1,355,006
Teekay Corp. * (Bermuda)	19,788	62,134
Teekay Tankers Ltd. Class A * (Bermuda)	6,795	74,066
Tennant Co.	5,308	430,160
Terex Corp.	19,673	864,628
Tetra Tech, Inc.	15,330	2,603,034
Thermon Group Holdings, Inc. *	9,759	165,220
TimkenSteel Corp. *	13,717	226,331
Tredegar Corp.	7,911	93,508
TriMas Corp.	12,338	456,506
Trinity Industries, Inc.	21,966	663,373
Triumph Group, Inc. *	17,961	332,817
TTM Technologies, Inc. *	29,651	441,800
Turtle Beach Corp. *	4,263	94,894
Tutor Perini Corp. *	11,284	139,583
UFP Industries, Inc.	17,118	1,575,027
UFP Technologies, Inc. *	2,005	140,871
Universal Logistics Holdings, Inc.	2,688	50,696
US Ecology, Inc. *	9,245	295,285
US Xpress Enterprises, Inc. Class A *	8,899	52,237
Vicor Corp. *	6,066	770,261
View, Inc. *	39,658	155,063
Vishay Intertechnology, Inc.	38,334	838,365
Vishay Precision Group, Inc. *	3,713	137,827
Watts Water Technologies, Inc. Class A	7,821	1,518,604
Welbilt, Inc. *	37,165	883,412
Werner Enterprises, Inc.	17,544	836,147
Willis Lease Finance Corp. *	973	36,633
WillScot Mobile Mini Holdings Corp. *	60,124	2,455,464
Worthington Industries, Inc.	9,391	513,312
Xometry, Inc. Class A *	2,273	116,491
Yellow Corp. *	14,345	180,604
Zurn Water Solutions Corp.	34,498	1,255,727

		110,687,303

Technology - 11.5%
1Life Healthcare, Inc. *	33,518	588,911
3D Systems Corp. *	34,903	751,811
8x8, Inc. *	31,896	534,577
ACI Worldwide, Inc. *	33,542	1,163,907
Agilysys, Inc. *	5,741	255,245
Alignment Healthcare, Inc. *	22,550	317,053
Alkami Technology, Inc. *	8,082	162,125
Allscripts Healthcare Solutions, Inc. *	34,545	637,355
Alpha & Omega Semiconductor Ltd. *	6,115	370,324
Altair Engineering, Inc. Class A *	13,295	1,027,969
Ambarella, Inc. *	10,021	2,033,161
American Software, Inc. Class A	9,100	238,147
Amkor Technology, Inc.	29,020	719,406
Apollo Medical Holdings, Inc. *	10,836	796,229
Appfolio, Inc. Class A *	5,339	646,339
Appian Corp. *	11,308	737,395
Asana, Inc. Class A *	20,248	1,509,488
Atomera, Inc. *	6,243	125,609
Avaya Holdings Corp. *	23,725	469,755
Avid Technology, Inc. *	10,302	335,536
AvidXchange Holdings, Inc. *	7,195	108,357
Axcelis Technologies, Inc. *	9,490	707,574
AXT, Inc. *	11,917	104,989
Bandwidth, Inc. Class A *	6,640	476,486
Benefitfocus, Inc. *	7,116	75,857
BigCommerce Holdings, Inc. *	13,908	491,926
Blackbaud, Inc. *	13,615	1,075,313
Blackline, Inc. *	15,422	1,596,794
Bottomline Technologies DE, Inc. *	12,726	718,637
Box, Inc. Class A *	39,682	1,039,272

	Shares	Value
Brightcove, Inc. *	12,051	$123,161
BTRS Holdings, Inc. Class A *	18,245	142,676
Cantaloupe, Inc. *	16,603	147,435
Cardlytics, Inc. *	9,191	607,433
Castlight Health, Inc. Class B *	34,025	52,399
Cerence, Inc. *	10,757	824,417
CEVA, Inc. *	6,475	279,979
CMC Materials, Inc.	8,070	1,546,938
Cohu, Inc. *	13,778	524,804
CommVault Systems, Inc. *	13,176	908,090
Computer Programs & Systems, Inc. *	4,031	118,108
Conduent, Inc. *	47,287	252,513
Consensus Cloud Solutions, Inc. *	4,084	236,341
Convey Health Solutions Holdings, Inc. *	3,868	32,336
CoreCard Corp. *	2,061	79,967
Corsair Gaming, Inc. *	7,662	160,979
CS Disco, Inc. *	2,180	77,935
CSG Systems International, Inc.	9,276	534,483
CTS Corp.	9,096	334,005
Daily Journal Corp. *	344	122,715
DarioHealth Corp. *	3,841	49,818
Desktop Metal, Inc. Class A *	53,991	267,255
Diebold Nixdorf, Inc. *	20,849	188,683
Digi International, Inc. *	9,707	238,501
Digimarc Corp. *	3,820	150,814
Digital Turbine, Inc. *	25,812	1,574,274
DigitalOcean Holdings, Inc. *	14,240	1,143,899
Diodes, Inc. *	12,393	1,360,875
Domo, Inc. Class B *	7,923	392,981
Donnelley Financial Solutions, Inc. *	8,374	394,750
E2open Parent Holdings, Inc. *	56,524	636,460
Ebix, Inc.	7,481	227,422
eGain Corp. *	5,873	58,613
EMCORE Corp. *	10,406	72,634
Enfusion, Inc. Class A *	6,185	129,514
EngageSmart, Inc. *	4,560	109,987
Envestnet, Inc. *	15,327	1,216,044
EverCommerce, Inc. *	4,687	73,820
Evolent Health, Inc. Class A *	22,281	616,515
ExlService Holdings, Inc. *	9,336	1,351,573
Forian, Inc. *	5,171	46,642
FormFactor, Inc. *	22,356	1,022,116
Genius Brands International, Inc. *	80,418	84,439
GreenBox POS *	4,948	20,782
Grid Dynamics Holdings, Inc. *	12,113	459,931
GTY Technology Holdings, Inc. *	10,824	72,521
Health Catalyst, Inc. *	14,414	571,083
HireRight Holdings Corp. *	6,375	102,000
IBEX Holdings Ltd. *	1,980	25,522
iCAD, Inc. *	5,753	41,422
Impinj, Inc. *	5,365	475,876
Inseego Corp. *	25,524	148,805
Insight Enterprises, Inc. *	9,805	1,045,213
Instructure Holdings, Inc. *	3,378	81,004
Intapp, Inc. *	2,838	71,404
Integral Ad Science Holding Corp. *	4,786	106,297
JFrog Ltd. * (Israel)	15,041	446,718
Kaltura, Inc. *	4,908	16,540
KBR, Inc.	40,199	1,914,276
Kulicke & Soffa Industries, Inc. (Singapore)	17,603	1,065,686
Lattice Semiconductor Corp. *	38,580	2,972,975
LivePerson, Inc. *	18,692	667,678
MACOM Technology Solutions Holdings, Inc. Class H *	13,842	1,083,829
ManTech International Corp. Class A	7,877	574,470
Maximus, Inc.	17,435	1,389,046
MaxLinear, Inc. *	20,172	1,520,767
MeridianLink, Inc. *	3,568	76,997
MicroStrategy, Inc. Class A *	2,407	1,310,587
Mitek Systems, Inc. *	12,097	214,722

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Model N, Inc. *	10,009	$300,570
Momentive Global, Inc. *	37,308	789,064
NantHealth, Inc. *	9,421	9,939
NetScout Systems, Inc. *	20,175	667,389
NextGen Healthcare, Inc. *	16,771	298,356
ON24, Inc. *	7,582	131,548
OneSpan, Inc. *	9,722	164,593
Onto Innovation, Inc. *	13,844	1,401,428
Ouster, Inc. *	44,518	231,494
Outbrain, Inc. *	2,276	31,864
Outset Medical, Inc. *	13,151	606,130
PAE, Inc. *	19,960	198,203
PagerDuty, Inc. *	23,208	806,478
PAR Technology Corp. *	7,150	377,306
Parsons Corp. *	7,500	252,375
PDF Solutions, Inc. *	8,366	265,955
Photronics, Inc. *	16,901	318,584
Phreesia, Inc. *	14,051	585,365
Ping Identity Holding Corp. *	17,150	392,392
Pitney Bowes, Inc.	36,845	244,282
PlayAGS, Inc. *	8,680	58,937
Porch Group, Inc. *	22,166	345,568
Power Integrations, Inc.	17,164	1,594,364
PowerSchool Holdings, Inc. Class A *	15,281	251,678
Privia Health Group, Inc. *	4,586	118,640
Progress Software Corp.	12,641	610,181
PROS Holdings, Inc. *	11,491	396,325
Qualys, Inc. *	9,692	1,329,936
Quantum Corp. *	16,496	91,058
Rackspace Technology, Inc. *	15,323	206,401
Rambus, Inc. *	31,185	916,527
Rapid7, Inc. *	15,970	1,879,509
Rekor Systems, Inc. *	8,941	58,564
Rimini Street, Inc. *	12,495	74,595
Sailpoint Technologies Holdings, Inc. *	26,011	1,257,372
Sapiens International Corp. NV (Israel)	8,792	302,884
Schrodinger, Inc. *	13,027	453,730
SecureWorks Corp. Class A *	3,091	49,363
Semtech Corp. *	18,386	1,635,067
Silicon Laboratories, Inc. *	11,338	2,340,390
Simulations Plus, Inc.	4,480	211,904
SiTime Corp. *	4,527	1,324,329
SkyWater Technology, Inc. *	2,240	36,333
SMART Global Holdings, Inc. *	5,018	356,228
Smith Micro Software, Inc. *	12,387	60,944
Sprout Social, Inc. Class A *	12,861	1,166,364
SPS Commerce, Inc. *	10,257	1,460,084
StarTek, Inc. *	5,184	27,060
Sterling Check Corp. *	4,712	96,643
Sumo Logic, Inc. *	24,444	331,461
Super Micro Computer, Inc. *	12,467	547,925
Synaptics, Inc. *	11,142	3,225,720
Tabula Rasa HealthCare, Inc. *	6,353	95,295
Telos Corp. *	11,255	173,552
Tenable Holdings, Inc. *	26,107	1,437,713
TTEC Holdings, Inc.	5,268	477,017
Udemy, Inc. *	3,951	77,203
Ultra Clean Holdings, Inc. *	12,762	732,028
Unisys Corp. *	18,871	388,176
Upland Software, Inc. *	8,046	144,345
Varonis Systems, Inc. *	30,447	1,485,205
Veeco Instruments, Inc. *	14,315	407,548
Verint Systems, Inc. *	18,316	961,773
Veritone, Inc. *	8,078	181,593
Verra Mobility Corp. *	38,546	594,765
Viant Technology, Inc. Class A *	3,169	30,755
Vocera Communications, Inc. *	9,914	642,824
Vuzix Corp. *	16,544	143,437
Workiva, Inc. *	12,172	1,588,324
Xperi Holding Corp.	30,175	570,609

	Shares	Value
Yext, Inc. *	31,681	$314,276
Ziff Davis, Inc. *	12,355	1,369,675
Zuora, Inc. Class A *	31,826	594,510

		98,106,063

Utilities - 2.6%
ALLETE, Inc.	15,094	1,001,487
Ameresco, Inc. Class A *	8,805	717,079
American States Water Co.	10,487	1,084,775
Artesian Resources Corp. Class A	2,171	100,583
Avista Corp.	19,936	847,081
Black Hills Corp.	18,156	1,281,269
Brookfield Infrastructure Corp. Class A (Canada)	17,554	1,198,236
California Water Service Group	14,807	1,064,031
Chesapeake Utilities Corp.	4,900	714,469
Clearway Energy, Inc. Class A	9,933	332,557
Clearway Energy, Inc. Class C	23,590	849,948
FTC Solar, Inc. *	5,420	40,975
Global Water Resources, Inc.	4,109	70,264
MGE Energy, Inc.	10,473	861,404
Middlesex Water Co.	4,923	592,237
New Jersey Resources Corp.	27,469	1,127,877
Northwest Natural Holding Co.	8,699	424,337
NorthWestern Corp.	14,895	851,398
ONE Gas, Inc.	14,993	1,163,307
Ormat Technologies, Inc.	12,884	1,021,701
Otter Tail Corp.	11,829	844,827
PNM Resources, Inc.	24,340	1,110,148
Portland General Electric Co.	25,588	1,354,117
SJW Group	7,956	582,379
South Jersey Industries, Inc.	29,617	773,596
Southwest Gas Holdings, Inc. *	17,000	1,190,850
Spire, Inc.	14,414	940,081
Unitil Corp.	4,486	206,311
Via Renewables, Inc.	3,905	44,634
York Water Co.	3,613	179,855

		22,571,813

Total Common Stocks (Cost $618,141,980)		845,408,854

	Principal Amount
SHORT-TERM INVESTMENT - 1.0%
Repurchase Agreement - 1.0%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $8,918,724; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $9,097,127)	$8,918,724	8,918,724

Total Short-Term Investment (Cost $8,918,724)		8,918,724

TOTAL INVESTMENTS - 99.8% (Cost $627,061,147)		854,339,382

DERIVATIVES - 0.0%		172,568

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,618,237

NET ASSETS - 100.0%		$856,130,187

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.9%
Financial	22.8%
Consumer, Cyclical	13.4%
Industrial	12.9%
Technology	11.5%
Energy	4.3%
Communications	4.2%
Basic Materials	3.2%
Others (each less than 3.0%)	3.6%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)

Investments with a total aggregate value of $11,804 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/22	95	$10,480,732	$10,653,300	$172,568

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$11,804	$-	$-	$11,804
	Common Stocks	845,408,854	845,408,854	-	-
	Short-Term Investment	8,918,724	-	8,918,724	-
	Derivatives:
	Equity Contracts
	Futures	172,568	172,568	-	-

	Total	$854,511,950	$845,581,422	$8,918,724	$11,804

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 99.0%
Basic Materials - 6.8%
AdvanSix, Inc.	137,890	$6,515,303
Carpenter Technology Corp.	197,512	5,765,375
Commercial Metals Co.	106,540	3,866,337
GCP Applied Technologies, Inc. *	18,473	584,855
HB Fuller Co.	104,710	8,481,510
Innospec, Inc.	47,020	4,247,787
Orion Engineered Carbons SA * (Germany)	332,293	6,100,899
Schnitzer Steel Industries, Inc. Class A	64,840	3,366,493
Trinseo PLC	75,300	3,950,238

		42,878,797

Communications - 4.8%
A10 Networks, Inc.	536,204	8,890,262
Casa Systems, Inc. *	776,881	4,404,915
Criteo SA ADR * (France)	219,351	8,526,174
Houghton Mifflin Harcourt Co. *	523,658	8,430,894

		30,252,245

Consumer, Cyclical - 22.8%
Blue Bird Corp. *	328,196	5,132,986
Dana, Inc.	272,886	6,227,259
Dine Brands Global, Inc.	90,030	6,825,174
Genesco, Inc. *	99,270	6,370,156
Goodyear Tire & Rubber Co. *	595,580	12,697,766
H&E Equipment Services, Inc.	133,442	5,907,477
Hilton Grand Vacations, Inc. *	126,410	6,587,225
IMAX Corp. *	441,410	7,874,754
KB Home	210,230	9,403,588
Kontoor Brands, Inc.	131,170	6,722,463
Malibu Boats, Inc. Class A *	45,038	3,095,462
MillerKnoll, Inc.	217,490	8,523,433
Papa John’s International, Inc.	60,611	8,089,750
REV Group, Inc.	433,695	6,136,784
Ruth’s Hospitality Group, Inc. *	310,715	6,183,229
Sally Beauty Holdings, Inc. *	346,550	6,397,313
Scientific Games Corp. Class A *	76,840	5,135,217
Shyft Group, Inc.	205,140	10,078,528
SkyWest, Inc. *	175,228	6,886,460
Taylor Morrison Home Corp. *	299,648	10,475,694

		144,750,718

Consumer, Non-Cyclical - 10.2%
Acadia Healthcare Co., Inc. *	126,830	7,698,581
Hain Celestial Group, Inc. *	210,712	8,978,438
Herc Holdings, Inc.	64,890	10,158,529
Integra LifeSciences Holdings Corp. *	120,210	8,052,868
Korn Ferry	107,770	8,161,422
MEDNAX, Inc. *	372,980	10,148,786
Nomad Foods Ltd. * (United Kingdom)	349,795	8,881,295
Viad Corp. *	52,120	2,230,215

		64,310,134

Energy - 1.5%
Coterra Energy, Inc.	188,658	3,584,502
HollyFrontier Corp.	180,930	5,930,885

		9,515,387

Financial - 32.1%
1st Source Corp.	118,663	5,885,685
Armada Hoffler Properties, Inc. REIT	208,163	3,168,241
Associated Banc-Corp.	236,903	5,351,639
Bank of Marin Bancorp	107,278	3,993,960
BankUnited, Inc.	199,573	8,443,934
Berkshire Hills Bancorp, Inc.	297,260	8,451,102
Broadstone Net Lease, Inc. REIT	213,130	5,289,887
Carter Bankshares, Inc. *	187,130	2,879,931

	Shares	Value
Cousins Properties, Inc. REIT	146,781	$5,912,339
Hanover Insurance Group, Inc.	53,540	7,016,952
HarborOne Bancorp, Inc.	504,828	7,491,647
Heritage Financial Corp.	231,416	5,655,807
Independence Realty Trust, Inc. REIT	452,353	11,684,278
Independent Bank Group, Inc.	87,374	6,304,034
Moelis & Co. Class A	133,333	8,334,646
National Storage Affiliates Trust REIT	100,583	6,960,344
NETSTREIT Corp. REIT	236,080	5,406,232
Pacific Premier Bancorp, Inc.	146,852	5,878,485
Physicians Realty Trust REIT	501,930	9,451,342
Premier Financial Corp.	136,020	4,204,378
Sandy Spring Bancorp, Inc.	116,339	5,593,579
Selective Insurance Group, Inc.	101,471	8,314,534
STAG Industrial, Inc. REIT	218,318	10,470,531
Stifel Financial Corp.	99,830	7,030,028
Synovus Financial Corp.	159,653	7,642,589
Texas Capital Bancshares, Inc. *	138,469	8,342,757
TriCo Bancshares	133,717	5,744,482
Umpqua Holdings Corp.	338,684	6,516,280
Webster Financial Corp.	147,369	8,229,085
WSFS Financial Corp.	160,917	8,065,160

		203,713,888

Industrial - 13.4%
Applied Industrial Technologies, Inc.	53,940	5,539,638
ArcBest Corp.	103,560	12,411,666
Belden, Inc.	118,111	7,763,436
Cactus, Inc. Class A	249,720	9,521,824
Crane Co.	35,712	3,632,982
Dycom Industries, Inc. *	87,440	8,198,374
GATX Corp.	60,590	6,312,872
Great Lakes Dredge & Dock Corp. *	444,000	6,979,680
Manitowoc Co., Inc. *	312,170	5,803,240
Masonite International Corp. *	61,489	7,252,627
Regal Rexnord Corp.	30,698	5,224,186
Terex Corp.	144,286	6,341,370

		84,981,895

Technology - 5.1%
Change Healthcare, Inc. *	350,390	7,491,338
CommVault Systems, Inc. *	95,473	6,579,999
Kulicke & Soffa Industries, Inc. (Singapore)	94,508	5,721,514
Magnachip Semiconductor Corp. * (South Korea)	338,107	7,090,104
Unisys Corp. *	266,262	5,477,010

		32,359,965

Utilities - 2.3%
IDACORP, Inc.	80,920	9,169,045
Southwest Gas Holdings, Inc. *	79,210	5,548,661

		14,717,706

Total Common Stocks (Cost $537,023,807)		627,480,735

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.1%
Repurchase Agreement - 1.1%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $7,125,153; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $7,267,761)	$7,125,153	$7,125,153

Total Short-Term Investment (Cost $7,125,153)		7,125,153

TOTAL INVESTMENTS - 100.1% (Cost $544,148,960)		634,605,888

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(444,426)

NET ASSETS - 100.0%		$634,161,462

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	32.1%
Consumer, Cyclical	22.8%
Industrial	13.4%
Consumer, Non-Cyclical	10.2%
Basic Materials	6.8%
Technology	5.1%
Communications	4.8%
Others (each less than 3.0%)	4.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$627,480,735	$627,480,735	$-	$-
	Short-Term Investment	7,125,153	-	7,125,153	-

	Total	$634,605,888	$627,480,735	$7,125,153	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

VALUE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
PREFERRED STOCKS - 0.7%
Consumer, Cyclical - 0.7%
Volkswagen AG	38,202	$7,674,136

Total Preferred Stocks (Cost $8,490,529)		7,674,136

COMMON STOCKS - 97.2%
Basic Materials - 0.8%
Mondi PLC (Austria)	374,656	9,292,933

Communications - 8.9%
Cisco Systems, Inc.	614,977	38,971,092
F5, Inc. *	49,992	12,233,542
Verizon Communications, Inc.	815,831	42,390,579
Walt Disney Co. *	74,892	11,600,022

		105,195,235

Consumer, Cyclical - 5.6%
Advance Auto Parts, Inc.	54,788	13,142,545
Dollar Tree, Inc. *	96,453	13,553,575
Sodexo SA (France)	119,587	10,483,947
Southwest Airlines Co. *	323,207	13,846,188
Walmart, Inc.	104,162	15,071,200

		66,097,455

Consumer, Non-Cyclical - 34.1%
Automatic Data Processing, Inc.	39,364	9,706,375
Becton Dickinson and Co.	68,638	17,261,084
Cigna Corp.	61,028	14,013,860
Colgate-Palmolive Co.	135,085	11,528,154
Conagra Brands, Inc.	567,775	19,389,516
CVS Health Corp.	157,987	16,297,939
Danone SA (France)	96,541	6,000,936
Johnson & Johnson	310,642	53,141,527
Kimberly-Clark Corp.	109,679	15,675,323
Koninklijke Ahold Delhaize NV (Netherlands)	292,682	10,043,774
McKesson Corp.	48,998	12,179,433
Medtronic PLC	438,695	45,382,998
Merck & Co., Inc.	326,691	25,037,598
Mondelez International, Inc. Class A	236,698	15,695,444
PepsiCo, Inc.	85,679	14,883,299
Pfizer, Inc.	171,948	10,153,529
Procter & Gamble Co.	80,203	13,119,607
Quest Diagnostics, Inc.	68,171	11,794,265
Roche Holding AG (Switzerland)	24,335	10,095,646
Unilever PLC ADR (United Kingdom)	515,703	27,739,664
Universal Health Services, Inc. Class B	98,915	12,825,319
Zimmer Biomet Holdings, Inc.	238,414	30,288,115

		402,253,405

Energy - 5.8%
Baker Hughes Co.	496,548	11,946,945
Chevron Corp.	226,467	26,575,902
ConocoPhillips	187,053	13,501,486
TotalEnergies SE ADR (France)	333,150	16,477,599

		68,501,932

Financial - 23.2%
Aflac, Inc.	315,255	18,407,740
Allstate Corp.	182,682	21,492,537
Ameriprise Financial, Inc.	45,492	13,723,117
Bank of New York Mellon Corp.	570,855	33,155,258
Berkshire Hathaway, Inc. Class B *	151,789	45,384,911
Chubb Ltd.	99,374	19,209,988

	Shares	Value
Healthpeak Properties, Inc. REIT	353,107	$12,743,632
JPMorgan Chase & Co.	232,218	36,771,720
MetLife, Inc.	197,943	12,369,458
Northern Trust Corp.	113,843	13,616,761
Truist Financial Corp.	418,815	24,521,618
US Bancorp	392,923	22,070,485

		273,467,225

Industrial - 10.6%
Emerson Electric Co.	235,105	21,857,712
General Dynamics Corp.	69,726	14,535,779
Norfolk Southern Corp.	30,983	9,223,949
nVent Electric PLC	310,827	11,811,426
Oshkosh Corp.	85,758	9,665,784
Raytheon Technologies Corp.	260,675	22,433,691
Siemens AG (Germany)	85,413	14,793,769
Sonoco Products Co.	251,416	14,554,472
TE Connectivity Ltd.	35,676	5,755,966

		124,632,548

Technology - 3.0%
Cerner Corp.	258,990	24,052,401
Texas Instruments, Inc.	58,835	11,088,633

		35,141,034

Utilities - 5.2%
Duke Energy Corp.	130,400	13,678,960
Eversource Energy	120,286	10,943,620
Pinnacle West Capital Corp.	249,699	17,626,253
Xcel Energy, Inc.	280,754	19,007,046

		61,255,879

Total Common Stocks (Cost $1,006,957,994)		1,145,837,646

EXCHANGE-TRADED FUND - 1.0%
iShares Russell 1000 Value	71,742	12,047,634

Total Exchange-Traded Fund (Cost $11,692,292)		12,047,634

	Principal Amount
SHORT-TERM INVESTMENT - 1.2%
Repurchase Agreement - 1.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $14,131,593; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $14,414,249)	$14,131,593	14,131,593

Total Short-Term Investment (Cost $14,131,593)		14,131,593

TOTAL INVESTMENTS - 100.1% (Cost $1,041,272,408)		1,179,691,009

DERIVATIVES - (0.1%)		(1,213,865)

OTHER ASSETS & LIABILITIES, NET - 0.0%		350,241

NET ASSETS - 100.0%		$1,178,827,385

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	34.1%
Financial	23.2%
Industrial	10.6%
Communications	8.9%
Consumer, Cyclical	6.3%
Energy	5.8%
Utilities	5.2%
Technology	3.0%
Others (each less than 3.0%)	3.0%

	100.1%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	8,507,456	CHF	7,820,904	03/22	MSC	$-	($95,345)
USD	55,304,683	EUR	48,840,626	03/22	CSF	-	(401,910)
USD	30,741,667	GBP	23,250,215	03/22	JPM	-	(716,610)

Total Forward Foreign Currency Contracts						$-	($1,213,865)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$7,674,136	$-	$7,674,136	$-
	Common Stocks
	Basic Materials	9,292,933	-	9,292,933	-
	Communications	105,195,235	105,195,235	-	-
	Consumer, Cyclical	66,097,455	55,613,508	10,483,947	-
	Consumer, Non-Cyclical	402,253,405	376,113,049	26,140,356	-
	Energy	68,501,932	68,501,932	-	-
	Financial	273,467,225	273,467,225	-	-
	Industrial	124,632,548	109,838,779	14,793,769	-
	Technology	35,141,034	35,141,034	-	-
	Utilities	61,255,879	61,255,879	-	-

	Total Common Stocks	1,145,837,646	1,085,126,641	60,711,005	-

	Exchange-Traded Fund	12,047,634	12,047,634	-	-
	Short-Term Investment	14,131,593	-	14,131,593	-

	Total Assets	1,179,691,009	1,097,174,275	82,516,734	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,213,865)	-	(1,213,865)	-

	Total Liabilities	(1,213,865)	-	(1,213,865)	-

	Total	$1,178,477,144	$1,097,174,275	$81,302,869	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 98.4%
Basic Materials - 0.7%
Axalta Coating Systems Ltd. *	115,123	$3,812,874
Celanese Corp.	18,966	3,187,426

		7,000,300

Communications - 7.7%
Alphabet, Inc. Class C *	1,697	4,910,422
Booking Holdings, Inc. *	2,499	5,995,676
Cisco Systems, Inc.	104,885	6,646,562
CommScope Holding Co., Inc. *	232,301	2,564,603
DISH Network Corp. Class A *	157,024	5,093,858
IAC/InterActiveCorp *	33,166	4,335,128
Liberty Broadband Corp. Class C *	60,857	9,804,063
Liberty Media Corp. - Liberty SiriusXM Class C *	155,874	7,926,193
Nexstar Media Group, Inc. Class A	37,114	5,603,472
T-Mobile US, Inc. *	54,964	6,374,725
Verizon Communications, Inc.	339,379	17,634,133
Walt Disney Co. *	23,865	3,696,450

		80,585,285

Consumer, Cyclical - 8.9%
AutoZone, Inc. *	7,213	15,121,261
Best Buy Co., Inc.	67,460	6,853,936
Columbia Sportswear Co.	46,563	4,537,099
Cracker Barrel Old Country Store, Inc.	14,466	1,860,906
Dick’s Sporting Goods, Inc.	36,437	4,189,891
Dollar General Corp.	26,318	6,206,574
Gap, Inc.	335,180	5,915,927
Kohl’s Corp.	120,602	5,956,533
Las Vegas Sands Corp. *	103,899	3,910,758
Lowe’s Cos., Inc.	34,672	8,962,018
Mohawk Industries, Inc. *	46,505	8,472,281
Murphy USA, Inc.	44,997	8,965,202
Newell Brands, Inc.	310,251	6,775,882
Ralph Lauren Corp.	49,687	5,905,797

		93,634,065

Consumer, Non-Cyclical - 18.1%
AbbVie, Inc.	170,623	23,102,354
AmerisourceBergen Corp.	74,601	9,913,727
Biogen, Inc. *	9,933	2,383,125
Bristol-Myers Squibb Co.	297,816	18,568,828
Cigna Corp.	22,690	5,210,305
CVS Health Corp.	115,239	11,888,055
FleetCor Technologies, Inc. *	24,325	5,444,908
HCA Healthcare, Inc.	13,892	3,569,133
Johnson & Johnson	78,248	13,385,885
Keurig Dr Pepper, Inc.	156,783	5,779,021
Kraft Heinz Co.	217,995	7,826,020
Medtronic PLC	52,546	5,435,884
Merck & Co., Inc.	71,837	5,505,588
Organon & Co.	116,255	3,539,965
Philip Morris International, Inc.	67,294	6,392,930
Post Holdings, Inc. *	85,483	9,636,499
Procter & Gamble Co.	68,532	11,210,465
Regeneron Pharmaceuticals, Inc. *	7,664	4,839,969
Sysco Corp.	85,812	6,740,533
UnitedHealth Group, Inc.	32,705	16,422,489
Vertex Pharmaceuticals, Inc. *	19,685	4,322,826
Viatris, Inc.	321,312	4,347,351
Zimmer Biomet Holdings, Inc.	36,456	4,631,370

		190,097,230

Energy - 6.0%
Chevron Corp.	83,971	9,853,997
ConocoPhillips	223,862	16,158,359

	Shares	Value
Coterra Energy, Inc.	349,326	$6,637,194
Diamondback Energy, Inc.	28,794	3,105,433
Kinder Morgan, Inc.	453,684	7,195,428
Marathon Petroleum Corp.	100,194	6,411,414
Phillips 66	86,474	6,265,906
Williams Cos., Inc.	260,327	6,778,915

		62,406,646

Financial - 37.6%
Alleghany Corp. *	8,571	5,721,914
American Express Co.	54,204	8,867,774
American Homes 4 Rent Class A REIT	134,067	5,846,662
American International Group, Inc.	75,285	4,280,705
Apple Hospitality REIT, Inc.	213,702	3,451,287
Bank of America Corp.	920,678	40,960,964
Berkshire Hathaway, Inc. Class B *	90,045	26,923,455
Brixmor Property Group, Inc. REIT	338,044	8,589,698
Capital One Financial Corp.	122,559	17,782,085
CBRE Group, Inc. Class A *	53,433	5,798,015
Charles Schwab Corp.	123,287	10,368,437
Chubb Ltd.	42,758	8,265,549
Citigroup, Inc.	129,681	7,831,436
Citizens Financial Group, Inc.	285,811	13,504,570
CNA Financial Corp.	72,363	3,189,761
Fairfax Financial Holdings Ltd. (Canada)	14,047	6,912,950
Federal Realty Investment Trust REIT	39,161	5,338,428
Hartford Financial Services Group, Inc.	139,810	9,652,482
Invesco Ltd.	235,474	5,420,612
JBG SMITH Properties REIT	106,841	3,067,405
Kimco Realty Corp. REIT	400,611	9,875,061
Lamar Advertising Co. Class A REIT	16,553	2,007,879
Loews Corp.	312,437	18,046,361
M&T Bank Corp.	109,099	16,755,424
Marsh & McLennan Cos., Inc.	28,304	4,919,801
Mid-America Apartment Communities, Inc. REIT	30,302	6,952,491
Morgan Stanley	80,025	7,855,254
Northern Trust Corp.	68,950	8,247,110
PNC Financial Services Group, Inc.	69,079	13,851,721
Progressive Corp.	63,093	6,476,496
Public Storage REIT	18,456	6,912,879
Rayonier, Inc. REIT	228,641	9,227,951
T Rowe Price Group, Inc.	31,870	6,266,917
Travelers Cos., Inc.	111,566	17,452,269
Truist Financial Corp.	230,345	13,486,700
US Bancorp	166,060	9,327,590
Wells Fargo & Co.	392,423	18,828,456
Welltower, Inc. REIT	36,343	3,117,139
Weyerhaeuser Co. REIT	328,048	13,509,017

		394,890,705

Industrial - 12.2%
Carlisle Cos., Inc.	28,173	6,990,285
Dover Corp.	69,176	12,562,362
Energizer Holdings, Inc.	139,807	5,606,261
FedEx Corp.	38,255	9,894,273
Fortune Brands Home & Security, Inc.	55,809	5,965,982
General Dynamics Corp.	38,867	8,102,603
Honeywell International, Inc.	41,403	8,632,940
ITT, Inc.	64,496	6,590,846
Martin Marietta Materials, Inc.	21,011	9,255,766
Northrop Grumman Corp.	21,355	8,265,880
Packaging Corp. of America	77,209	10,512,005
Raytheon Technologies Corp.	136,150	11,717,069
Stanley Black & Decker, Inc.	36,049	6,799,562
TD SYNNEX Corp.	69,229	7,917,028
Timken Co.	55,501	3,845,664
Westrock Co.	113,949	5,054,778

		127,713,304

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Technology - 3.3%
Analog Devices, Inc.	56,394	$9,912,373
International Business Machines Corp.	46,723	6,244,996
Kyndryl Holdings, Inc. *	165,779	3,000,600
Leidos Holdings, Inc.	74,454	6,618,961
Texas Instruments, Inc.	49,360	9,302,879

		35,079,809

Utilities - 3.9%
American Electric Power Co., Inc.	77,612	6,905,139
Edison International	82,691	5,643,661
Entergy Corp.	50,618	5,702,118
NextEra Energy, Inc.	89,444	8,350,492
PG&E Corp. *	266,876	3,239,875
Xcel Energy, Inc.	169,485	11,474,134

		41,315,419

Total Common Stocks (Cost $718,597,872)		1,032,722,763

	Principal Amount
SHORT-TERM INVESTMENT - 1.8%
Repurchase Agreement - 1.8%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $18,715,277; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $19,089,641)	$18,715,277	18,715,277

Total Short-Term Investment (Cost $18,715,277)		18,715,277

TOTAL INVESTMENTS - 100.2% (Cost $737,313,149)		1,051,438,040

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(1,865,909)

NET ASSETS - 100.0%		$1,049,572,131

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	37.6%
Consumer, Non-Cyclical	18.1%
Industrial	12.2%
Consumer, Cyclical	8.9%
Communications	7.7%
Energy	6.0%
Utilities	3.9%
Technology	3.3%
Others (each less than 3.0%)	2.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,032,722,763	$1,032,722,763	$-	$-
	Short-Term Investment	18,715,277	-	18,715,277	-

	Total	$1,051,438,040	$1,032,722,763	$18,715,277	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
WARRANTS - 0.0%
Switzerland - 0.0%
Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23 *	535,142	$587,294

Total Warrants (Cost $0)		587,294

PREFERRED STOCKS - 0.4%
Brazil - 0.4%
Lojas Americanas SA	4,750,225	5,003,397

India - 0.0%
Zee Entertainment Enterprises Ltd. 6.000% due 03/05/22 *	6,640,063	186,690

Total Preferred Stocks (Cost $10,583,636)		5,190,087

COMMON STOCKS - 97.2%
Argentina - 0.1%
MercadoLibre, Inc. *	1,324	1,785,282

Brazil - 4.7%
Ambev SA	2,661,921	7,448,657
Americanas SA *	855,078	4,818,403
Lojas Renner SA	1,077,830	4,664,460
NU Holdings Ltd. Class A *	611,000	5,731,180
Pagseguro Digital Ltd. Class A *	399,572	10,476,778
Vale SA ADR	2,207,902	30,954,786

		64,094,264

China - 22.4%
Alibaba Group Holding Ltd. *	169,000	2,483,553
BeiGene Ltd. ADR *	69,816	18,915,249
Brii Biosciences Ltd. * Ω ±	365,500	1,465,038
Brii Biosciences Ltd. *	782,500	3,301,582
Budweiser Brewing Co. APAC Ltd. ~	1,688,600	4,439,253
Contemporary Amperex Technology Co. Ltd. Class A	13,000	1,197,490
Huazhu Group Ltd. ADR *	865,353	32,312,281
Innovent Biologics, Inc. * ~	322,000	1,993,943
Keymed Biosciences, Inc. * Ω ±	152,500	640,995
Keymed Biosciences, Inc. * ~	107,861	477,227
Meituan Class B * ~	571,700	16,532,118
MicroTech Medical (Hangzhou) Co. Ltd. * Ω ±	234,200	724,746
MicroTech Medical (Hangzhou) Co. Ltd. Class H * ~	72,500	236,164
NetEase, Inc. ADR	394,932	40,196,179
New Horizon Health Ltd. * ~	457,500	1,299,366
OneConnect Financial Technology Co. Ltd. ADR *	213,603	527,599
Pinduoduo, Inc. ADR *	337,638	19,684,295
Remegen Co. Ltd. Class H * ~	173,099	1,730,537
Sunny Optical Technology Group Co. Ltd.	160,500	5,083,767
Tencent Holdings Ltd.	755,025	44,056,541
Wuxi Biologics Cayman, Inc. * ~	2,158,500	25,554,253
Yum China Holdings, Inc.	948,141	47,255,348
Zai Lab Ltd. ADR *	196,326	12,339,089
ZTO Express Cayman, Inc.	69,777	1,963,337
ZTO Express Cayman, Inc. ADR	793,815	22,401,459

		306,811,409

	Shares	Value
Denmark - 0.1%
Carlsberg AS Class B	9,255	$1,597,855

Egypt - 0.6%
Commercial International Bank Egypt SAE *	2,312,249	7,782,075

France - 4.2%
Kering SA	33,264	26,689,421
L’Oreal SA	1,549	738,583
LVMH Moet Hennessy Louis Vuitton SE	1,024	846,268
Pernod Ricard SA	123,582	29,731,066

		58,005,338

Hong Kong - 4.4%
AIA Group Ltd.	5,847,618	59,019,076
Hong Kong Exchanges & Clearing Ltd.	26,600	1,555,674

		60,574,750

India - 17.0%
Godrej Properties Ltd. *	123,719	3,109,210
HDFC Life Insurance Co. Ltd. ~	466,473	4,065,846
Housing Development Finance Corp. Ltd.	2,141,472	74,092,964
Infosys Ltd.	1,077,148	27,279,551
Kotak Mahindra Bank Ltd.	2,178,006	52,426,381
Macrotech Developers Ltd. *	178,076	2,941,688
Oberoi Realty Ltd. *	546,504	6,316,893
Tata Consultancy Services Ltd.	970,521	48,676,976
Zee Entertainment Enterprises Ltd.	3,152,389	13,555,989

		232,465,498

Indonesia - 1.0%
P.T. Bank Central Asia Tbk	27,102,500	13,880,556
P.T. Semen Indonesia Persero Tbk	677,000	344,207

		14,224,763

Italy - 1.8%
Ermenegildo Zegna Holditalia SpA *	149,279	1,564,444
Moncler SpA	126,029	9,107,893
PRADA SpA	2,129,800	13,637,731

		24,310,068

Mexico - 6.3%
Alsea SAB de CV *	597,980	1,108,317
America Movil SAB de CV Class L ADR	69,145	1,459,651
Fomento Economico Mexicano SAB de CV	3,004,757	23,380,034
Grupo Mexico SAB de CV Class B	8,603,516	37,518,397
Wal-Mart de Mexico SAB de CV	5,962,607	22,157,933

		85,624,332

Philippines - 2.2%
Ayala Land, Inc.	13,943,600	10,035,400
SM Investments Corp.	800,809	14,809,293
SM Prime Holdings, Inc.	6,993,787	4,649,016

		29,493,709

Poland - 0.4%
InPost SA *	511,535	6,172,089

Russia - 9.4%
Novatek PJSC GDR (LI)	260,729	60,979,047
Polyus PJSC *	41,916	7,316,951
Polyus PJSC GDR ~	41,218	3,592,536
Sberbank of Russia PJSC	2,580,613	10,109,515
TCS Group Holding PLC GDR	52,893	4,459,938
Yandex NV Class A *	704,453	42,619,407

		129,077,394

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
South Africa - 0.6%
FirstRand Ltd.	2,159,183	$8,237,581

South Korea - 5.6%
LG Chem Ltd. *	18,155	9,385,438
NAVER Corp. *	24,819	7,878,080
Samsung Biologics Co. Ltd. * ~	32,251	24,488,384
Samsung Electronics Co. Ltd.	540,177	35,476,077

		77,227,979

Switzerland - 3.9%
Cie Financiere Richemont SA Class A	354,722	53,007,816

Taiwan - 10.7%
MediaTek, Inc.	404,000	17,335,441
Taiwan Semiconductor Manufacturing Co. Ltd.	5,827,376	128,907,352

		146,242,793

Turkey - 0.3%
Akbank T.A.S.	7,491,335	4,045,683

United Kingdom - 1.4%
Diageo PLC	30,822	1,685,225
Oxford Nanopore Technologies PLC *	454,946	4,298,229
Prudential PLC	769,329	13,218,256

		19,201,710

United States - 0.1%
NIKE, Inc. Class B	9,342	1,557,031

Total Common Stocks (Cost $1,092,955,791)		1,331,539,419

	Principal Amount
SHORT-TERM INVESTMENT - 2.8%
Repurchase Agreement - 2.8%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $38,342,999; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $39,109,916)	$38,342,999	38,342,999

Total Short-Term Investment (Cost $38,342,999)		38,342,999

TOTAL INVESTMENTS - 100.4% (Cost $1,141,882,426)		1,375,659,799

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(6,075,750)

NET ASSETS - 100.0%		$1,369,584,049

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	21.8%
Financial	21.6%
Consumer, Cyclical	16.1%
Consumer, Non-Cyclical	13.2%
Communications	11.3%
Basic Materials	6.5%
Energy	4.4%
Others (each less than 3.0%)	5.5%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	As of December 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	22.4%
India	17.0%
Taiwan	10.7%
Russia	9.4%
Mexico	6.3%
South Korea	5.6%
Brazil	5.1%
Hong Kong	4.4%
France	4.2%
Switzerland	3.9%
Others (each less than 3.0%)	11.4%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(c)

Investments with a total aggregate value of $2,830,779 or 0.2% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$587,294	$587,294	$-	$-
	Preferred Stocks
	Brazil	5,003,397	-	5,003,397	-
	India	186,690	186,690	-	-

	Total Preferred Stocks	5,190,087	186,690	5,003,397	-

	Common Stocks
	Argentina	1,785,282	1,785,282	-	-
	Brazil	64,094,264	47,162,744	16,931,520	-
	China	306,811,409	197,646,472	106,334,158	2,830,779
	Denmark	1,597,855	-	1,597,855	-
	Egypt	7,782,075	-	7,782,075	-
	France	58,005,338	-	58,005,338	-
	Hong Kong	60,574,750	-	60,574,750	-
	India	232,465,498	-	232,465,498	-
	Indonesia	14,224,763	-	14,224,763	-
	Italy	24,310,068	1,564,444	22,745,624	-
	Mexico	85,624,332	85,624,332	-	-
	Philippines	29,493,709	24,844,693	4,649,016	-
	Poland	6,172,089	6,172,089	-	-
	Russia	129,077,394	58,536,643	70,540,751	-
	South Africa	8,237,581	-	8,237,581	-
	South Korea	77,227,979	-	77,227,979	-
	Switzerland	53,007,816	-	53,007,816	-
	Taiwan	146,242,793	-	146,242,793	-
	Turkey	4,045,683	-	4,045,683	-
	United Kingdom	19,201,710	4,298,229	14,903,481	-
	United States	1,557,031	1,557,031	-	-

	Total Common Stocks	1,331,539,419	429,191,959	899,516,681	2,830,779

	Short-Term Investment	38,342,999	-	38,342,999	-

	Total	$1,375,659,799	$429,965,943	$942,863,077	$2,830,779

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 100.0%
Argentina - 0.5%
MercadoLibre, Inc. *	2,444	$3,295,490

Belgium - 0.8%
KBC Group NV	67,784	5,824,085

Canada - 4.6%
Canadian Pacific Railway Ltd.	218,139	15,689,384
Shopify, Inc. Class A *	3,247	4,472,385
Thomson Reuters Corp.	106,764	12,767,454

		32,929,223

China - 0.5%
Zai Lab Ltd. *	34,100	2,174,203
Zai Lab Ltd. ADR *	19,930	1,252,600

		3,426,803

Denmark - 2.5%
Novo Nordisk AS Class B	159,912	17,962,254

France - 13.1%
Airbus SE *	84,681	10,834,411
BNP Paribas SA	245,387	16,966,309
EssilorLuxottica SA	33,482	7,127,540
L’Oreal SA	40,982	19,540,737
LVMH Moet Hennessy Louis Vuitton SE	25,258	20,874,060
Teleperformance	27,601	12,339,744
Worldline SA * ~	96,112	5,349,609

		93,032,410

Germany - 1.8%
adidas AG	44,900	12,928,741

Hong Kong - 1.8%
AIA Group Ltd.	1,271,600	12,834,056

Ireland - 4.8%
CRH PLC	254,860	13,492,293
ICON PLC *	66,812	20,691,676

		34,183,969

Israel - 1.1%
Nice Ltd. ADR *	26,182	7,948,855

Italy - 1.2%
Intesa Sanpaolo SpA	3,256,080	8,410,205

Japan - 13.1%
FANUC Corp.	42,100	8,948,856
Hoya Corp.	111,500	16,545,678
Keyence Corp.	30,200	18,988,494
MonotaRO Co. Ltd.	270,300	4,861,613
Nidec Corp.	57,900	6,849,240
Recruit Holdings Co. Ltd.	331,900	20,198,002
Shiseido Co. Ltd.	164,400	9,171,295
Tokyo Electron Ltd.	13,100	7,539,998

		93,103,176

	Shares	Value
Netherlands - 5.7%
Adyen NV * ~	3,306	$8,678,249
Argenx SE *	21,042	7,482,701
ASML Holding NV	30,542	24,464,748

		40,625,698

Portugal - 2.0%
EDP - Energias de Portugal SA	2,586,106	14,206,263

Spain - 4.1%
Amadeus IT Group SA *	176,260	11,926,497
Cellnex Telecom SA ~	129,206	7,484,593
Industria de Diseno Textil SA	308,240	9,940,749

		29,351,839

Sweden - 4.2%
Atlas Copco AB Class A	253,319	17,504,551
Sandvik AB	450,217	12,549,135

		30,053,686

Switzerland - 11.5%
Alcon, Inc.	198,263	17,487,857
Givaudan SA	1,306	6,852,064
Nestle SA	230,863	32,232,466
Roche Holding AG	53,881	22,353,132
Temenos AG	19,747	2,721,953

		81,647,472

Taiwan - 2.8%
Sea Ltd. ADR *	19,131	4,279,796
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	133,080	16,010,855

		20,290,651

United Kingdom - 15.1%
3i Group PLC	363,667	7,129,055
Ashtead Group PLC	61,936	4,992,942
Burberry Group PLC	289,421	7,143,561
Compass Group PLC *	489,472	11,019,818
Diageo PLC	368,049	20,123,461
Dr. Martens PLC *	587,893	3,405,778
Linde PLC	61,394	21,304,182
London Stock Exchange Group PLC	180,988	17,025,564
Ocado Group PLC *	228,818	5,205,916
Rentokil Initial PLC	1,258,904	9,965,160

		107,315,437

United States - 8.8%
Accenture PLC Class A	10,960	4,543,468
Atlassian Corp. PLC Class A *	40,018	15,258,463
Elastic NV *	76,877	9,462,790
Schlumberger NV	408,449	12,233,048
TE Connectivity Ltd.	130,523	21,058,581

		62,556,350

Total Common Stocks (Cost $717,191,187)		711,926,663

TOTAL INVESTMENTS - 100.0% (Cost $717,191,187)		711,926,663

OTHER ASSETS & LIABILITIES, NET - 0.0%		299,159

NET ASSETS - 100.0%		$712,225,822

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	34.2%
Industrial	21.0%
Technology	13.0%
Financial	9.6%
Consumer, Cyclical	9.2%
Communications	5.3%
Basic Materials	4.0%
Others (each less than 3.0%)	3.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United Kingdom	15.1%
Japan	13.1%
France	13.1%
Switzerland	11.5%
United States	8.8%
Netherlands	5.7%
Ireland	4.8%
Canada	4.6%
Sweden	4.2%
Spain	4.1%
Others (each less than 3.0%)	15.0%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Argentina	$3,295,490	$3,295,490	$-	$-
	Belgium	5,824,085	-	5,824,085	-
	Canada	32,929,223	32,929,223	-	-
	China	3,426,803	1,252,600	2,174,203	-
	Denmark	17,962,254	-	17,962,254	-
	France	93,032,410	-	93,032,410	-
	Germany	12,928,741	-	12,928,741	-
	Hong Kong	12,834,056	-	12,834,056	-
	Ireland	34,183,969	20,691,676	13,492,293	-
	Israel	7,948,855	7,948,855	-	-
	Italy	8,410,205	-	8,410,205	-
	Japan	93,103,176	-	93,103,176	-
	Netherlands	40,625,698	-	40,625,698	-
	Portugal	14,206,263	-	14,206,263	-
	Spain	29,351,839	-	29,351,839	-
	Sweden	30,053,686	-	30,053,686	-
	Switzerland	81,647,472	-	81,647,472	-
	Taiwan	20,290,651	20,290,651	-	-
	United Kingdom	107,315,437	3,405,778	103,909,659	-
	United States	62,556,350	62,556,350	-	-

	Total Common Stocks	711,926,663	152,370,623	559,556,040	-

	Total Assets	711,926,663	152,370,623	559,556,040	-

Liabilities	Due to Custodian (Line of Credit)	(496,919)	-	(496,919)

	Total Liabilities	(496,919)	-	(496,919)	-

	Total	$711,429,744	$152,370,623	$559,059,121	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 0.8%
Rio Tinto PLC	161,198	$10,630,401

Belgium - 0.8%
KBC Group NV	115,213	9,899,243

Brazil - 0.2%
Ambev SA ADR	1,182,163	3,310,056

Canada - 4.1%
Canadian National Railway Co.	201,873	24,802,117
Intact Financial Corp.	58,433	7,595,204
Suncor Energy, Inc.	292,852	7,327,377
Toronto-Dominion Bank	183,956	14,103,366

		53,828,064

China - 1.9%
NetEase, Inc.	293,100	5,926,080
Tencent Holdings Ltd.	198,200	11,565,188
Yum China Holdings, Inc.	144,270	7,190,417

		24,681,685

Denmark - 3.1%
Carlsberg AS Class B	53,955	9,315,209
Novo Nordisk AS Class B	272,415	30,599,250

		39,914,459

France - 15.2%
Air Liquide SA	191,774	33,446,209
Capgemini SE	133,332	32,677,069
Cie Generale des Etablissements Michelin SCA	58,018	9,502,431
Dassault Systemes SE	164,138	9,740,826
Engie SA	955,703	14,149,546
EssilorLuxottica SA	81,712	17,394,588
L’Oreal SA	27,537	13,129,990
Legrand SA	116,111	13,599,040
LVMH Moet Hennessy Louis Vuitton SE	38,683	31,968,932
Pernod Ricard SA	95,779	23,042,286

		198,650,917

Germany - 8.7%
Bayer AG	254,027	13,566,130
Beiersdorf AG	194,458	19,932,925
Deutsche Boerse AG	135,187	22,572,767
Merck KGaA	94,062	24,198,113
MTU Aero Engines AG	31,833	6,463,494
SAP SE	193,459	27,227,323

		113,960,752

Hong Kong - 1.9%
AIA Group Ltd.	2,466,151	24,890,469

India - 2.7%
HDFC Bank Ltd.	277,781	5,499,291
Housing Development Finance Corp. Ltd.	313,243	10,837,920
Tata Consultancy Services Ltd.	364,998	18,306,661

		34,643,872

Ireland - 0.8%
Ryanair Holdings PLC ADR *	103,551	10,596,374

	Shares	Value
Israel - 1.0%
Check Point Software Technologies Ltd. *	110,373	$12,865,077

Italy - 1.6%
Eni SpA	545,894	7,586,711
Intesa Sanpaolo SpA	5,286,714	13,655,176

		21,241,887

Japan - 16.5%
Daikin Industries Ltd.	109,100	24,713,242
Denso Corp.	140,600	11,651,637
Hitachi Ltd.	452,500	24,513,429
Hoya Corp.	157,800	23,416,215
Japan Tobacco, Inc.	379,000	7,652,745
Koito Manufacturing Co. Ltd.	171,500	9,083,334
Kose Corp.	77,700	8,814,441
Kubota Corp.	809,200	17,993,412
Kyocera Corp.	208,500	13,036,676
Olympus Corp.	756,400	17,417,793
Shin-Etsu Chemical Co. Ltd.	44,300	7,689,389
SMC Corp.	19,900	13,449,573
Sony Group Corp.	152,900	19,307,933
Terumo Corp.	385,700	16,292,198

		215,032,017

Netherlands - 4.4%
Akzo Nobel NV	170,389	18,719,767
ING Groep NV	855,198	11,889,820
Koninklijke Philips NV	412,950	15,283,942
Randstad NV	169,027	11,530,554

		57,424,083

Portugal - 0.5%
Galp Energia SGPS SA	646,786	6,275,855

Singapore - 1.1%
DBS Group Holdings Ltd.	588,114	14,243,507

Spain - 0.8%
Amadeus IT Group SA *	145,432	9,840,545

Switzerland - 14.9%
Cie Financiere Richemont SA Class A	142,962	21,363,500
Julius Baer Group Ltd.	148,526	9,932,268
Nestle SA	362,813	50,654,967
Novartis AG	193,621	17,013,860
Roche Holding AG	99,104	41,114,397
Sika AG	33,360	13,864,989
UBS Group AG (XVTX)	1,307,534	23,469,298
Zurich Insurance Group AG	36,891	16,161,172

		193,574,451

Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	176,828	21,274,177

United Kingdom - 11.5%
Compass Group PLC *	993,707	22,372,006
Diageo PLC	413,346	22,600,122
Experian PLC	426,898	21,027,229
Linde PLC	46,603	16,171,594
London Stock Exchange Group PLC	70,939	6,673,241
Reckitt Benckiser Group PLC	150,917	12,991,480
RELX PLC	680,853	22,226,795

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Rolls-Royce Holdings PLC *	4,488,566	$7,492,025
Smiths Group PLC	270,799	5,796,527
Tesco PLC	3,275,884	12,897,396

		150,248,415

United States - 4.5%
QIAGEN NV *	229,633	12,733,274
Schneider Electric SE	233,103	45,826,976

		58,560,250

Total Common Stocks (Cost $932,874,554)		1,285,586,556

	Principal Amount
SHORT-TERM INVESTMENT - 0.8%
Repurchase Agreement - 0.8%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $10,207,162; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $10,411,413)	$10,207,162	10,207,162

Total Short-Term Investment (Cost $10,207,162)		10,207,162

TOTAL INVESTMENTS - 99.4% (Cost $943,081,716)		1,295,793,718

OTHER ASSETS & LIABILITIES, NET - 0.6%		7,291,501

NET ASSETS - 100.0%		$1,303,085,219

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	34.9%
Industrial	18.0%
Financial	14.7%
Consumer, Cyclical	11.0%
Technology	9.8%
Basic Materials	6.6%
Others (each less than 3.0%)	4.4%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	16.5%
France	15.2%
Switzerland	14.9%
United Kingdom	11.5%
Germany	8.7%
United States (Includes Short-Term Investment)	5.3%
Netherlands	4.4%
Canada	4.1%
Denmark	3.1%
Others (each less than 3.0%)	15.7%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$10,630,401	$-	$10,630,401	$-
	Belgium	9,899,243	-	9,899,243	-
	Brazil	3,310,056	3,310,056	-	-
	Canada	53,828,064	53,828,064	-	-
	China	24,681,685	7,190,417	17,491,268	-
	Denmark	39,914,459	-	39,914,459	-
	France	198,650,917	-	198,650,917	-
	Germany	113,960,752	-	113,960,752	-
	Hong Kong	24,890,469	-	24,890,469	-
	India	34,643,872	-	34,643,872	-
	Ireland	10,596,374	10,596,374	-	-
	Israel	12,865,077	12,865,077	-	-
	Italy	21,241,887	-	21,241,887	-
	Japan	215,032,017	-	215,032,017	-
	Netherlands	57,424,083	-	57,424,083	-
	Portugal	6,275,855	-	6,275,855	-
	Singapore	14,243,507	-	14,243,507	-
	Spain	9,840,545	-	9,840,545	-
	Switzerland	193,574,451	-	193,574,451	-
	Taiwan	21,274,177	21,274,177	-	-
	United Kingdom	150,248,415	-	150,248,415	-
	United States	58,560,250	-	58,560,250	-

	Total Common Stocks	1,285,586,556	109,064,165	1,176,522,391	-

	Short-Term Investment	10,207,162	-	10,207,162	-

	Total	$1,295,793,718	$109,064,165	$1,186,729,553	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 90.9%
Australia - 3.5%
EBOS Group Ltd.	63,000	$1,775,579
GUD Holdings Ltd.	279,680	2,313,562
Imdex Ltd.	566,781	1,216,440
Inghams Group Ltd.	996,717	2,545,669
Nanosonics Ltd. *	184,685	848,185
Servcorp Ltd.	228,289	597,930
SomnoMed Ltd. *	145,489	248,749

		9,546,114

Austria - 1.7%
Mayr Melnhof Karton AG	11,500	2,303,723
Wienerberger AG	59,300	2,177,703

		4,481,426

Belgium - 1.5%
Econocom Group SA NV	501,500	2,095,564
Fagron	120,000	2,023,065

		4,118,629

Brazil - 1.8%
Hypera SA	383,100	1,939,406
LOG Commercial Properties e Participacoes SA	273,300	1,238,458
YDUQS Participacoes SA	462,500	1,699,200

		4,877,064

Canada - 3.2%
CCL Industries, Inc. Class B	35,100	1,882,156
ECN Capital Corp.	188,300	794,910
North West Co., Inc.	58,300	1,578,080
Open Text Corp.	66,400	3,151,631
TFI International, Inc.	11,400	1,278,563

		8,685,340

Cayman - 0.2%
Patria Investments Ltd. Class A	37,933	614,515

China - 2.5%
Best Pacific International Holdings Ltd. Class H	2,060,000	552,148
Far East Horizon Ltd.	1,904,000	1,689,720
Precision Tsugami China Corp. Ltd.	784,000	980,308
Qingdao Port International Co. Ltd. Class H ~	3,009,000	1,666,303
TravelSky Technology Ltd. Class H	948,000	1,595,086
Xingda International Holdings Ltd.	1,107,000	242,765

		6,726,330

Denmark - 0.8%
Spar Nord Bank AS	163,215	2,088,896

Finland - 1.8%
Huhtamaki OYJ	35,900	1,587,893
Kamux Corp.	101,000	1,317,952
Nanoform Finland PLC *	70,700	529,637
Rovio Entertainment OYJ ~	205,700	1,540,966

		4,976,448

France - 3.9%
Altarea SCA REIT	8,700	1,662,876
Antin Infrastructure Partners SA *	29,500	1,167,007
Lectra	37,500	1,791,756
Maisons du Monde SA ~	85,500	1,978,837
Thermador Groupe	17,800	2,058,954
Vicat SA	42,100	1,724,835

		10,384,265

	Shares	Value
Germany - 6.3%
DIC Asset AG	119,300	$2,085,205
DWS Group GmbH & Co. KGaA ~	25,400	1,024,281
JOST Werke AG ~	30,900	1,741,392
Norma Group SE	41,973	1,620,327
Rheinmetall AG	16,570	1,559,404
Stabilus SA	21,400	1,572,689
Synlab AG *	65,700	1,762,047
Takkt AG	111,000	1,941,096
Talanx AG *	75,700	3,650,040

		16,956,481

Greece - 0.8%
Mytilineos SA	130,300	2,244,788

Hong Kong - 1.6%
ASM Pacific Technology Ltd.	203,800	2,202,418
Sino Land Co. Ltd.	913,079	1,136,928
Value Partners Group Ltd.	2,008,000	1,002,776

		4,342,122

Indonesia - 0.6%
P.T. Avia Avian Tbk *	12,313,000	799,125
P.T. Selamat Sempurna Tbk	9,680,300	923,712

		1,722,837

Ireland - 2.4%
AerCap Holdings NV *	39,400	2,577,548
Irish Residential Properties REIT PLC ◇	1,205,300	2,299,864
Mincon Group PLC	1,055,600	1,658,484

		6,535,896

Italy - 1.2%
Banca Generali SpA	32,400	1,421,285
Recordati Industria Chimica e Farmaceutica SpA	26,600	1,708,094

		3,129,379

Japan - 21.9%
Aeon Delight Co. Ltd.	50,300	1,474,281
Amano Corp.	68,400	1,574,941
Daiichikosho Co. Ltd.	38,600	1,168,735
Daikyonishikawa Corp.	184,315	938,037
Daiwa Industries Ltd.	122,700	1,347,741
Dexerials Corp.	90,000	3,248,531
Dip Corp.	48,200	1,640,807
GMO internet, Inc.	64,500	1,519,920
Inaba Denki Sangyo Co. Ltd.	56,900	1,336,839
Isuzu Motors Ltd.	204,800	2,549,039
JAFCO Group Co. Ltd.	23,100	1,328,978
Lixil Corp.	74,900	1,998,102
Maruwa Co. Ltd.	17,100	2,420,989
Meitec Corp.	23,300	1,371,586
Minebea Mitsumi, Inc.	64,400	1,829,837
Mitani Corp.	79,645	1,406,063
Nihon Parkerizing Co. Ltd.	168,900	1,653,084
Nishimoto Co. Ltd.	33,800	933,634
NOF Corp.	16,000	809,032
NSD Co. Ltd.	107,300	1,949,077
PALTAC Corp.	40,300	1,660,739
Paramount Bed Holdings Co. Ltd.	50,900	863,441
Park24 Co. Ltd. *	96,300	1,320,057
Persol Holdings Co. Ltd.	104,100	3,026,525
Renesas Electronics Corp. *	319,000	3,962,203
Roland Corp.	48,300	1,648,476
S Foods, Inc.	80,600	2,440,163
San-Ai Oil Co. Ltd.	118,700	1,377,874
Ship Healthcare Holdings, Inc.	68,000	1,584,544
Sugi Holdings Co. Ltd.	33,700	2,041,801

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
SUMCO Corp.	102,100	$2,079,040
TIS, Inc.	75,100	2,233,177
TKC Corp.	25,200	757,542
Tsuruha Holdings, Inc.	15,500	1,488,290

		58,983,125

Mexico - 2.3%
Bolsa Mexicana de Valores SAB de CV	825,900	1,569,878
GCC SAB de CV	281,200	2,176,071
Gruma SAB de CV Class B	182,000	2,333,454

		6,079,403

Netherlands - 1.4%
Amsterdam Commodities NV *	81,400	2,307,579
Arcadis NV	32,000	1,541,628

		3,849,207

Norway - 1.0%
Europris ASA ~	202,500	1,617,442
Fjordkraft Holding ASA ~	213,500	1,153,132

		2,770,574

Peru - 0.6%
Intercorp Financial Services, Inc.	58,400	1,540,592

Philippines - 1.7%
Century Pacific Food, Inc.	4,105,000	2,355,838
Robinsons Land Corp.	5,613,200	2,113,486

		4,469,324

Singapore - 1.8%
Hour Glass Ltd.	708,500	1,072,727
HRnetgroup Ltd.	1,905,100	1,138,027
Mapletree Industrial Trust REIT	789,300	1,587,381
Wing Tai Holdings Ltd.	811,000	1,077,241

		4,875,376

South Korea - 1.9%
Hyundai Marine & Fire Insurance Co. Ltd. *	66,760	1,286,932
Soulbrain Co. Ltd. *	10,000	2,339,262
Vitzrocell Co. Ltd. *	121,600	1,466,136

		5,092,330

Spain - 2.9%
Cia de Distribucion Integral Logista Holdings SA	112,500	2,244,996
CIE Automotive SA	61,700	1,906,882
Grupo Catalana Occidente SA	59,000	2,015,144
Prosegur Cia de Seguridad SA	579,500	1,520,013

		7,687,035

Sweden - 3.2%
Dustin Group AB ~	223,600	2,625,436
Granges AB	135,800	1,587,604
Hexpol AB	161,900	2,165,054
John Mattson Fastighetsforetagen AB *	66,900	1,473,347
Nordnet AB publ	40,700	780,822

		8,632,263

Tanzania - 0.5%
Helios Towers PLC *	594,700	1,384,524

Thailand - 0.7%
Star Petroleum Refining PCL *	6,342,500	1,859,117

	Shares	Value
United Kingdom - 14.1%
Ashtead Technology Holdings PLC *	453,900	$1,104,341
B&M European Value Retail SA	162,900	1,403,153
Biffa PLC ~	406,700	1,973,502
Bodycote PLC	120,000	1,406,491
Brewin Dolphin Holdings PLC	364,700	1,826,467
Bridgepoint Group PLC * ~	60,800	405,719
Bytes Technology Group PLC	124,100	953,261
Grainger PLC	495,400	2,130,530
Harbour Energy PLC *	310,700	1,499,451
Hyve Group PLC *	680,300	867,095
Informa PLC *	248,400	1,739,192
J D Wetherspoon PLC *	167,800	2,181,385
JET2 PLC *	106,000	1,608,969
John Wood Group PLC *	856,400	2,225,110
Lancashire Holdings Ltd.	285,000	2,044,537
LSL Property Services PLC	242,675	1,354,751
On the Beach Group PLC * ~	379,957	1,476,307
Reach PLC	350,400	1,339,852
Savills PLC	78,500	1,495,269
Tate & Lyle PLC	358,900	3,228,968
Ultra Electronics Holdings PLC	33,100	1,429,270
Vistry Group PLC	89,300	1,428,483
Volution Group PLC	111,200	833,150
WH Smith PLC *	111,000	2,231,068

		38,186,321

United States - 3.1%
Adient PLC *	47,600	2,279,088
Adtalem Global Education, Inc. *	63,400	1,874,104
Impro Precision Industries Ltd. ~	1,340,000	317,920
RHI Magnesita NV	89,200	3,982,138

		8,453,250

Total Common Stocks (Cost $246,898,772)		245,292,971

EXCHANGE-TRADED FUNDS - 5.7%
iShares MSCI India	152,400	6,986,016
iShares MSCI Taiwan	126,400	8,419,504

		15,405,520

Total Exchange-Traded Funds (Cost $15,478,619)		15,405,520

	Principal Amount
SHORT-TERM INVESTMENT - 3.0%
Repurchase Agreement - 3.0%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $8,097,193; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $8,259,210)	$8,097,193	8,097,193

Total Short-Term Investment (Cost $8,097,193)		8,097,193

TOTAL INVESTMENTS - 99.6% (Cost $270,474,584)		268,795,684

OTHER ASSETS & LIABILITIES, NET - 0.4%		1,149,003

NET ASSETS - 100.0%		$269,944,687

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	21.3%
Consumer, Non-Cyclical	18.5%
Consumer, Cyclical	17.7%
Financial	17.4%
Technology	7.4%
Exchange-Traded Funds	5.7%
Others (each less than 3.0%)	11.6%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	21.9%
United Kingdom	14.1%
Germany	6.3%
United States (Includes Short-Term Investment)	6.1%
France	3.9%
Australia	3.5%
Canada	3.2%
Sweden	3.2%
Others (each less than 3.0%)	37.4%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Restricted securities as of December 31, 2021 were as follows

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Irish Residential Properties REIT PLC Acq 10/20/21	$2,307,342	$2,299,864	0.9%

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$9,546,114	$846,679	$8,699,435	$-
	Austria	4,481,426	-	4,481,426	-
	Belgium	4,118,629	-	4,118,629	-
	Brazil	4,877,064	-	4,877,064	-
	Canada	8,685,340	8,685,340	-	-
	Cayman	614,515	614,515	-	-
	China	6,726,330	5,060,027	1,666,303	-
	Denmark	2,088,896	2,088,896	-	-
	Finland	4,976,448	2,070,603	2,905,845	-
	France	10,384,265	2,058,954	8,325,311	-
	Germany	16,956,481	5,255,177	11,701,304	-
	Greece	2,244,788	-	2,244,788	-
	Hong Kong	4,342,122	-	4,342,122	-
	Indonesia	1,722,837	1,722,837	-	-
	Ireland	6,535,896	6,535,896	-	-
	Italy	3,129,379	-	3,129,379	-
	Japan	58,983,125	-	58,983,125	-
	Mexico	6,079,403	6,079,403	-	-
	Netherlands	3,849,207	2,307,579	1,541,628	-
	Norway	2,770,574	-	2,770,574	-
	Peru	1,540,592	1,540,592	-	-
	Philippines	4,469,324	-	4,469,324	-
	Singapore	4,875,376	2,215,268	2,660,108	-
	South Korea	5,092,330	-	5,092,330	-
	Spain	7,687,035	2,015,144	5,671,891	-
	Sweden	8,632,263	2,625,436	6,006,827	-
	Tanzania	1,384,524	1,384,524	-	-
	Thailand	1,859,117	-	1,859,117	-
	United Kingdom	38,186,321	9,647,679	28,538,642	-
	United States	8,453,250	4,471,112	3,982,138	-

	Total Common Stocks	245,292,971	67,225,661	178,067,310	-

	Exchange-Traded Funds	15,405,520	15,405,520	-	-
	Short-Term Investment	8,097,193	-	8,097,193	-

	Total	$268,795,684	$82,631,181	$186,164,503	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 97.9%
Argentina - 0.1%
YPF SA ADR *	189,342	$723,286

Austria - 0.7%
Erste Group Bank AG	121,620	5,701,590

Belgium - 0.8%
Ageas SA NV	137,374	7,114,221

Brazil - 1.4%
Cia de Saneamento Basico do Estado de Sao Paulo	819,353	5,983,374
Telefonica Brasil SA	482,826	4,191,438
Ultrapar Participacoes SA	650,256	1,724,139

		11,898,951

Burkina Faso - 0.3%
Endeavour Mining PLC	132,339	2,901,111

Canada - 2.5%
ARC Resources Ltd.	330,843	3,007,782
Barrick Gold Corp. (TSE)	356,634	6,780,543
Cameco Corp. (NYSE)	166,575	3,633,001
Kinross Gold Corp.	830,532	4,825,391
Tourmaline Oil Corp.	98,201	3,170,504

		21,417,221

China - 0.8%
Dongfeng Motor Group Co. Ltd. Class H	7,759,956	6,450,834

Finland - 1.4%
Nokia OYJ (OMXH) *	1,900,374	12,036,371

France - 13.9%
AXA SA	468,377	13,940,425
BNP Paribas SA	174,301	12,051,350
Carrefour SA	307,934	5,645,503
Cie de Saint-Gobain	222,100	15,623,970
Dassault Aviation SA	38,191	4,130,629
Engie SA	951,465	14,086,801
Orange SA	667,137	7,126,476
Renault SA *	130,329	4,521,157
Rexel SA *	187,645	3,800,272
SCOR SE	140,648	4,390,806
Societe Generale SA	322,146	11,071,743
TotalEnergies SE	438,169	22,302,893

		118,692,025

Germany - 3.3%
CECONOMY AG *	461,756	1,986,557
Continental AG *	58,468	6,142,966
Daimler AG	90,459	6,911,442
Daimler Truck Holding AG *	45,229	1,662,716
Fresenius SE & Co. KGaA	254,899	10,245,253
METRO AG	96,166	1,008,822

		27,957,756

Hong Kong - 0.8%
CK Asset Holdings Ltd.	1,139,129	7,185,585

	Shares	Value
India - 1.3%
Canara Bank *	1,188,744	$3,181,658
Oil & Natural Gas Corp. Ltd.	2,495,301	4,776,664
Zee Entertainment Enterprises Ltd.	665,481	2,861,720

		10,820,042

Indonesia - 0.9%
P.T. Bank Mandiri Persero Tbk ADR	14,940,185	7,377,153

Ireland - 1.2%
AIB Group PLC *	1,880,117	4,580,697
Bank of Ireland Group PLC *	1,042,520	5,904,273

		10,484,970

Italy - 5.0%
Assicurazioni Generali SpA	461,286	9,749,149
BPER Banca	1,292,229	2,670,669
Eni SpA	981,072	13,634,716
Saipem SpA *	1,188,179	2,491,248
UniCredit SpA	901,667	13,859,833

		42,405,615

Japan - 24.9%
Alfresa Holdings Corp.	225,630	3,006,703
Alps Alpine Co. Ltd.	284,800	2,686,237
Benesse Holdings, Inc.	17,009	334,010
Chiyoda Corp. *	272,603	833,203
Dai-ichi Life Holdings, Inc.	414,187	8,354,138
DeNA Co. Ltd.	214,598	3,304,562
Eisai Co. Ltd.	45,746	2,596,900
Fuji Media Holdings, Inc.	143,616	1,381,966
Hino Motors Ltd.	802,900	6,620,681
Honda Motor Co. Ltd.	564,027	16,046,981
Inpex Corp.	906,387	7,881,576
Isuzu Motors Ltd.	715,790	8,909,064
Japan Airlines Co. Ltd. *	341,540	6,483,558
JGC Holdings Corp.	519,538	4,340,073
Kamigumi Co. Ltd.	161,850	3,064,750
Mitsubishi Estate Co. Ltd.	515,416	7,150,099
Mitsubishi Heavy Industries Ltd.	106,250	2,456,543
Mitsubishi Motors Corp. *	642,299	1,789,766
Mitsubishi UFJ Financial Group, Inc.	2,292,765	12,477,856
MS&AD Insurance Group Holdings, Inc.	124,470	3,832,716
Nikon Corp.	433,779	4,672,748
Nippon Television Holdings, Inc.	263,560	2,674,255
Nissan Motor Co. Ltd. *	1,293,061	6,228,085
Nomura Holdings, Inc.	615,828	2,682,330
Ono Pharmaceutical Co. Ltd.	413,080	10,267,266
Resona Holdings, Inc.	2,338,050	9,086,075
Shimamura Co. Ltd.	70,137	5,885,931
Subaru Corp.	424,700	7,588,458
Sumitomo Electric Industries Ltd.	582,160	7,597,759
Sumitomo Heavy Industries Ltd.	141,060	3,423,923
Sumitomo Mitsui Financial Group, Inc.	321,032	10,962,369
Sumitomo Mitsui Trust Holdings, Inc.	255,534	8,544,633
T&D Holdings, Inc.	851,415	10,877,478
Taiheiyo Cement Corp.	174,060	3,437,256
Takeda Pharmaceutical Co. Ltd.	234,705	6,409,392
THK Co. Ltd.	233,011	5,653,836
Toppan, Inc.	158,870	2,981,308

		212,524,484

Luxembourg - 0.5%
RTL Group SA *	83,470	4,424,052

Malaysia - 0.5%
CIMB Group Holdings Bhd	3,214,241	4,204,463

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Mexico - 0.7%
America Movil SAB de CV Class L ADR	271,570	$5,732,843

Netherlands - 5.2%
ABN AMRO Bank NV CVA ~	502,120	7,381,013
ING Groep NV	730,657	10,158,326
PostNL NV	601,008	2,613,283
Royal Dutch Shell PLC Class B	1,107,868	24,324,980

		44,477,602

Norway - 0.3%
Norsk Hydro ASA	360,245	2,834,619

Russia - 2.0%
Gazprom PJSC ADR (OTC)	244,939	2,250,989
Gazprom PJSC ADR (SEAQ)	693,785	6,406,509
LUKOIL PJSC ADR (OTC)	24,839	2,230,542
Sberbank of Russia PJSC ADR (OTC)	185	2,914
Sberbank of Russia PJSC ADR (SEAQ)	239,290	3,839,406
VEON Ltd. ADR *	1,576,888	2,696,478

		17,426,838

South Africa - 2.3%
Anglo American PLC	273,330	11,242,669
Gold Fields Ltd. ADR	192,101	2,111,190
Impala Platinum Holdings Ltd.	41,239	581,748
MTN Group Ltd. *	228,168	2,445,721
Old Mutual Ltd.	4,481,891	3,684,517

		20,065,845

South Korea - 4.4%
Coway Co. Ltd. *	76,708	4,805,854
Hankook Tire & Technology Co. Ltd. *	109,142	3,646,134
KB Financial Group, Inc.	238,877	11,046,694
KT Corp. ADR *	688,365	8,652,748
Shinhan Financial Group Co. Ltd.	306,891	9,482,634

		37,634,064

Spain - 1.1%
CaixaBank SA (SIBE)	3,560,111	9,724,937

Switzerland - 7.2%
Adecco Group AG	230,568	11,749,133
Holcim Ltd.	252,070	12,820,036
Julius Baer Group Ltd.	28,813	1,926,790
Novartis AG	180,136	15,828,906
UBS Group AG (XVTX)	1,072,332	19,247,591

		61,572,456

Taiwan - 1.4%
Catcher Technology Co. Ltd.	928,482	5,248,883
Hon Hai Precision Industry Co. Ltd.	1,685,716	6,321,668

		11,570,551

Thailand - 1.1%
Kasikornbank PCL	1,495,326	6,331,108
Kasikornbank PCL NVDR	774,886	3,280,813

		9,611,921

Turkey - 0.7%
Turk Telekomunikasyon AS	3,749,937	2,729,752
Turkcell Iletisim Hizmetleri AS	2,071,894	2,891,161

		5,620,913

	Shares	Value
United Kingdom - 10.9%
Babcock International Group PLC *	804,782	$3,485,449
BAE Systems PLC	1,474,836	10,998,134
BP PLC	3,973,734	17,804,797
British Land Co. PLC REIT	671,540	4,849,413
BT Group PLC	3,207,310	7,378,413
Centrica PLC *	3,015,565	2,924,290
easyJet PLC *	341,366	2,593,005
J Sainsbury PLC	2,048,039	7,655,498
Kingfisher PLC	1,035,515	4,763,103
Land Securities Group PLC REIT	464,510	4,902,420
Marks & Spencer Group PLC *	921,349	2,898,381
Standard Chartered PLC	1,535,858	9,339,218
WPP PLC	909,405	13,848,169

		93,440,290

United States - 0.3%
Ovintiv, Inc.	87,600	2,947,354

Total Common Stocks (Cost $675,710,998)		836,979,963

EXCHANGE-TRADED FUND - 0.2%
iShares Core MSCI EAFE	22,622	1,688,506

Total Exchange-Traded Fund (Cost $1,692,018)		1,688,506

	Principal Amount
SHORT-TERM INVESTMENT - 1.3%
Repurchase Agreement - 1.3%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $10,897,481; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $11,115,507)	$10,897,481	10,897,481

Total Short-Term Investment (Cost $10,897,481)		10,897,481

TOTAL INVESTMENTS - 99.4% (Cost $688,300,497)		849,565,950

OTHER ASSETS & LIABILITIES, NET - 0.6%		5,457,320

NET ASSETS - 100.0%		$855,023,270

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.2%
Energy	13.5%
Consumer, Cyclical	13.4%
Industrial	10.3%
Consumer, Non-Cyclical	9.8%
Communications	9.5%
Basic Materials	4.1%
Others (each less than 3.0%)	4.6%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(b)	As of December 31, 2021, the Fund’s composition by country as a percentage of net assets was as follows:

Japan	24.9%
France	13.9%
United Kingdom	10.9%
Switzerland	7.2%
Netherlands	5.2%
Italy	5.0%
South Korea	4.4%
Germany	3.3%
Others(each less than 3.0%)	24.6%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Argentina	$723,286	$723,286	$-	$-
	Austria	5,701,590	-	5,701,590	-
	Belgium	7,114,221	-	7,114,221	-
	Brazil	11,898,951	-	11,898,951	-
	Burkina Faso	2,901,111	2,901,111	-	-
	Canada	21,417,221	21,417,221	-	-
	China	6,450,834	-	6,450,834	-
	Finland	12,036,371	-	12,036,371	-
	France	118,692,025	-	118,692,025	-
	Germany	27,957,756	1,662,716	26,295,040	-
	Hong Kong	7,185,585	-	7,185,585	-
	India	10,820,042	-	10,820,042	-
	Indonesia	7,377,153	-	7,377,153	-
	Ireland	10,484,970	4,580,697	5,904,273	-
	Italy	42,405,615	-	42,405,615	-
	Japan	212,524,484	-	212,524,484	-
	Luxembourg	4,424,052	-	4,424,052	-
	Malaysia	4,204,463	-	4,204,463	-
	Mexico	5,732,843	5,732,843	-	-
	Netherlands	44,477,602	-	44,477,602	-
	Norway	2,834,619	-	2,834,619	-
	Russia	17,426,838	7,180,923	10,245,915	-
	South Africa	20,065,845	5,795,707	14,270,138	-
	South Korea	37,634,064	8,652,748	28,981,316	-
	Spain	9,724,937	-	9,724,937	-
	Switzerland	61,572,456	-	61,572,456	-
	Taiwan	11,570,551	-	11,570,551	-
	Thailand	9,611,921	-	9,611,921	-
	Turkey	5,620,913	5,620,913	-	-
	United Kingdom	93,440,290	-	93,440,290	-
	United States	2,947,354	2,947,354	-	-

	Total Common Stocks	836,979,963	67,215,519	769,764,444	-

	Exchange-Traded Fund	1,688,506	1,688,506	-	-
	Short-Term Investment	10,897,481	-	10,897,481	-

	Total	$849,565,950	$68,904,025	$780,661,925	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
WARRANTS - 0.0%
Consumer, Non-Cyclical - 0.0%
CareMax, Inc. Exercise @ $11.50 Exp 07/16/25 *	3,646	$5,706
Health Assurance Acquisition Corp. Exercise @ $11.50 Exp 11/12/25 *	19,133	16,183
MedTech Acquisition Corp. Exercise @ $11.50 Exp 12/18/25 *	11,950	6,226
Nuvation Bio, Inc. Exercise @ $11.50 Exp 07/07/27 *	3,472	6,562

		34,677

Total Warrants (Cost $105,625)		34,677

COMMON STOCKS - 97.5%
Consumer, Non-Cyclical - 96.8%
Abbott Laboratories	200,424	28,207,674
AbbVie, Inc.	64,714	8,762,276
ABIOMED, Inc. *	12,143	4,361,401
Acumen Pharmaceuticals, Inc. *	33,055	223,452
Agiliti, Inc. *	60,923	1,410,977
agilon health, Inc. *	33,112	894,024
Agios Pharmaceuticals, Inc. *	18,111	595,309
Alcon, Inc. (Switzerland)	42,388	3,692,843
Alnylam Pharmaceuticals, Inc. *	13,137	2,227,772
Ambrx Biopharma, Inc. ADR *	21,548	194,578
Amedisys, Inc. *	16,158	2,615,657
AmerisourceBergen Corp.	24,655	3,276,403
Amgen, Inc.	52,500	11,810,925
Anthem, Inc.	19,778	9,167,894
Apellis Pharmaceuticals, Inc. *	12,769	603,718
Arcutis Biotherapeutics, Inc. *	34,856	722,913
Argenx SE ADR * (Netherlands)	5,660	1,982,075
AstraZeneca PLC (United Kingdom)	39,975	4,667,854
Avantor, Inc. *	88,834	3,743,465
Baxter International, Inc.	75,413	6,473,452
Biogen, Inc. *	28,750	6,897,700
BioMarin Pharmaceutical, Inc. *	27,507	2,430,243
Blueprint Medicines Corp. *	9,562	1,024,186
Boston Scientific Corp. *	250,952	10,660,441
Bristol-Myers Squibb Co.	39,241	2,446,676
CareMax, Inc. *	18,233	140,029
Centene Corp. *	46,197	3,806,633
Cerevel Therapeutics Holdings, Inc. *	14,624	474,110
Cigna Corp.	57,331	13,164,918
Connect Biopharma Holdings Ltd. ADR * (China)	8,985	46,273
Cooper Cos., Inc.	3,595	1,506,089
Daiichi Sankyo Co. Ltd. (Japan)	97,100	2,471,332
Danaher Corp.	31,970	10,518,450
Decibel Therapeutics, Inc. *	20,803	96,734
DENTSPLY SIRONA, Inc.	45,450	2,535,656
Design Therapeutics, Inc. *	11,344	242,875
DexCom, Inc. *	4,810	2,582,730
Edwards Lifesciences Corp. *	78,820	10,211,131
Eli Lilly & Co.	60,767	16,785,061
Enanta Pharmaceuticals, Inc. *	2,470	184,707
Encompass Health Corp.	33,393	2,179,227
Exact Sciences Corp. *	11,685	909,444
Forma Therapeutics Holdings, Inc. *	9,996	142,143
Genmab AS * (Denmark)	4,164	1,662,073
Genmab AS ADR * (Denmark)	16,140	638,498
Gilead Sciences, Inc.	106,184	7,710,020
Global Blood Therapeutics, Inc. *	20,310	594,474
Guardant Health, Inc. *	9,220	922,184
Hansoh Pharmaceutical Group Co. Ltd. ~ (China)	774,507	1,891,136

	Shares	Value
HCA Healthcare, Inc.	10,115	$2,598,746
Henry Schein, Inc. *	33,685	2,611,598
Horizon Therapeutics PLC *	16,305	1,757,027
Hua Medicine * ~ (China)	334,500	162,972
Humana, Inc.	18,162	8,424,625
ICON PLC * (Ireland)	11,630	3,601,811
Illumina, Inc. *	9,012	3,428,525
Imago Biosciences, Inc. *	19,609	464,929
Immuneering Corp. Class A *	11,507	186,068
Immunocore Holdings PLC ADR * (United Kingdom)	7,997	273,817
Incyte Corp. *	21,108	1,549,327
Insulet Corp. *	6,395	1,701,518
Intuitive Surgical, Inc. *	31,811	11,429,692
IQVIA Holdings, Inc. *	25,525	7,201,624
IsoPlexis Corp. *	23,831	219,007
Johnson & Johnson	110,957	18,981,414
Kodiak Sciences, Inc. *	5,295	448,910
Krystal Biotech, Inc. *	4,362	305,122
LHC Group, Inc. *	16,858	2,313,423
Masimo Corp. *	18,591	5,443,073
McKesson Corp.	6,280	1,561,020
Medtronic PLC	84,034	8,693,317
Merck & Co., Inc.	125,594	9,625,524
Mersana Therapeutics, Inc. *	49,042	305,041
Mirati Therapeutics, Inc. *	6,806	998,372
Moderna, Inc. *	13,896	3,529,306
Monte Rosa Therapeutics, Inc. *	22,869	466,985
Natera, Inc. *	23,437	2,188,781
Nautilus Biotechnology, Inc. SPAC *	13,880	71,898
Nektar Therapeutics *	20,913	282,535
Neurocrine Biosciences, Inc. *	17,343	1,477,103
Nevro Corp. *	23,532	1,907,739
Novocure Ltd. *	8,335	625,792
Omega Therapeutics, Inc. *	16,250	184,113
Pfizer, Inc.	340,545	20,109,182
PMV Pharmaceuticals, Inc. *	10,295	237,815
Point Biopharma Global, Inc. SPAC *	23,300	130,480
Prothena Corp. PLC * (Ireland)	18,100	894,140
PTC Therapeutics, Inc. *	3,860	153,744
QIAGEN NV *	26,225	1,457,586
Quest Diagnostics, Inc.	24,615	4,258,641
Rapid Micro Biosystems, Inc. Class A *	16,316	173,602
Regeneron Pharmaceuticals, Inc. *	9,605	6,065,750
ResMed, Inc.	14,829	3,862,658
REVOLUTION Medicines, Inc. *	8,295	208,785
Roche Holding AG (Switzerland)	9,232	3,829,998
Sanofi (France)	46,025	4,618,330
Sanofi ADR (France)	46,250	2,317,125
Sarepta Therapeutics, Inc. *	16,170	1,456,109
Seagen, Inc. *	47,341	7,318,919
Stryker Corp.	43,265	11,569,926
Talaris Therapeutics, Inc. *	19,297	295,051
Tandem Diabetes Care, Inc. *	8,110	1,220,717
Taysha Gene Therapies, Inc. *	11,664	135,886
Teladoc Health, Inc. *	18,740	1,720,707
Teleflex, Inc.	16,134	5,299,696
Tenaya Therapeutics, Inc. *	24,326	460,978
Thermo Fisher Scientific, Inc.	43,616	29,102,340
TScan Therapeutics, Inc. *	23,807	107,132
Twist Bioscience Corp. *	2,960	229,074
UnitedHealth Group, Inc.	81,812	41,081,078
Vertex Pharmaceuticals, Inc. *	31,322	6,878,311
West Pharmaceutical Services, Inc.	2,070	970,851
Wuxi Biologics Cayman, Inc. * ~ (China)	90,500	1,071,420
Zimmer Biomet Holdings, Inc.	38,545	4,896,757
Zoetis, Inc.	44,909	10,959,143

		478,622,520

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Diversified - 0.3%
Health Assurance Acquisition Corp. Class A *	76,534	$747,737
Health Sciences Acquisitions Corp. 2 *	11,840	118,400
Helix Acquisition Corp. Class A *	10,006	98,959
MedTech Acquisition Corp. Class A *	35,852	354,218

		1,319,314

Industrial - 0.4%
Agilent Technologies, Inc.	11,877	1,896,163

Total Common Stocks (Cost $353,010,778)		481,837,997

	Principal Amount
SHORT-TERM INVESTMENT - 3.4%
Repurchase Agreement - 3.4%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $16,696,412; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $17,030,395)	$16,696,412	16,696,412

Total Short-Term Investment (Cost $16,696,412)		16,696,412

TOTAL INVESTMENTS - 100.9% (Cost $369,812,815)		498,569,086

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(4,382,093)

NET ASSETS - 100.0%		$494,186,993

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	21.9%
Medical-Biomedical/Gene	15.7%
Medical Products	13.9%
Medical-HMO	12.6%
Medical Instruments	9.0%
Diagnostic Equipment	8.8%
Medical Labs & Testing Service	3.6%
Others (each less than 3.0%)	12.0%

	97.5%
Short-Term Investment	3.4%
Other Assets & Liabilities, Net	(0.9%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$34,677	$34,677	$-	$-
	Common Stocks
	Consumer, Non-Cyclical	478,622,520	458,247,404	20,375,116	-
	Diversified	1,319,314	1,319,314	-	-
	Industrial	1,896,163	1,896,163	-	-

	Total Common Stocks	481,837,997	461,462,881	20,375,116	-

	Short-Term Investment	16,696,412	-	16,696,412	-

	Total	$498,569,086	$461,497,558	$37,071,528	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 98.9%
Consumer, Cyclical - 3.6%
Choice Hotels International, Inc.	9,685	$1,510,763
DR Horton, Inc.	54,005	5,856,842
Marriott Vacations Worldwide Corp.	47,956	8,103,605
Travel & Leisure Co.	79,686	4,404,245

		19,875,455

Financial - 95.3%
Agree Realty Corp. REIT	93,177	6,649,111
Alexandria Real Estate Equities, Inc. REIT	85,316	19,022,055
American Assets Trust, Inc. REIT	47,391	1,778,584
American Homes 4 Rent Class A REIT	442,903	19,315,000
American Tower Corp. REIT	54,774	16,021,395
Apartment Income REIT Corp.	198,731	10,864,624
Apple Hospitality REIT, Inc.	297,620	4,806,563
AvalonBay Communities, Inc. REIT	111,858	28,254,212
Brandywine Realty Trust REIT	139,658	1,874,210
Broadstone Net Lease, Inc. REIT	290,605	7,212,816
Cousins Properties, Inc. REIT	238,623	9,611,734
CubeSmart REIT	179,623	10,222,345
DiamondRock Hospitality Co. REIT *	193,552	1,860,035
Digital Realty Trust, Inc. REIT	29,798	5,270,372
Equinix, Inc. REIT	39,207	33,162,849
Equity LifeStyle Properties, Inc. REIT	118,518	10,389,288
Essex Property Trust, Inc. REIT	67,592	23,807,930
Extra Space Storage, Inc. REIT	103,344	23,431,185
First Industrial Realty Trust, Inc. REIT	201,205	13,319,771
Healthcare Realty Trust, Inc. REIT	286,950	9,079,098
Healthcare Trust of America, Inc. Class A REIT	359,910	12,017,395
InvenTrust Properties Corp. REIT	185,845	5,066,135
Invitation Homes, Inc. REIT	668,979	30,331,508
Kilroy Realty Corp. REIT	154,562	10,272,191
Medical Properties Trust, Inc. REIT	417,841	9,873,583
MGM Growth Properties LLC Class A REIT	148,355	6,060,302
Park Hotels & Resorts, Inc. REIT *	174,700	3,298,336
Prologis, Inc. REIT	239,590	40,337,372
PS Business Parks, Inc. REIT	43,214	7,958,722
Public Storage REIT	31,895	11,946,591
Regency Centers Corp. REIT	154,227	11,621,005
Rexford Industrial Realty, Inc. REIT	143,661	11,652,344
Sabra Health Care REIT, Inc.	472,271	6,394,549
Simon Property Group, Inc. REIT	45,884	7,330,887
STORE Capital Corp. REIT	296,150	10,187,560
Sun Communities, Inc. REIT	106,950	22,456,292
Terreno Realty Corp. REIT	128,086	10,924,455
Ventas, Inc. REIT	423,236	21,635,824
VICI Properties, Inc. REIT	372,789	11,224,677
Welltower, Inc. REIT	79,468	6,815,970
Weyerhaeuser Co. REIT	88,994	3,664,773

		517,023,648

Total Common Stocks (Cost $379,178,156)		536,899,103

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.3%
Repurchase Agreement - 0.3%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $1,383,309; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $1,411,065)	$1,383,309	$1,383,309

Total Short-Term Investment (Cost $1,383,309)		1,383,309

TOTAL INVESTMENTS - 99.2% (Cost $380,561,465)		538,282,412

OTHER ASSETS & LIABILITIES, NET - 0.8%		4,216,086

NET ASSETS - 100.0%		$542,498,498

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by real estate sector as a percentage of net assets was as follow:

REITS-Apartments	20.7%
REITS-Diversified	16.5%
REITS-Warehouse/Industrial	14.1%
REITS-Health Care	12.1%
REITS-Storage	8.4%
REITS-Office Property	7.8%
REITS-Manufactured Homes	6.1%
REITS-Single Tenant	3.1%
Others (each less than 3.0%)	10.1%

98.9%
Short-Term Investment	0.3%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$536,899,103	$536,899,103	$-	$-
	Short-Term Investment	1,383,309	-	1,383,309	-

	Total	$538,282,412	$536,899,103	$1,383,309	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 97.9%
Communications - 29.6%
Alphabet, Inc. Class A *	9,405	$27,246,661
Amazon.com, Inc. *	8,735	29,125,460
Booking Holdings, Inc. *	3,621	8,687,612
CDW Corp.	4,874	998,098
Charter Communications, Inc. Class A *	856	558,086
Chewy, Inc. Class A *	17,056	1,005,792
Couchbase, Inc. *	6,877	171,650
Eventbrite, Inc. Class A *	75,186	1,311,244
Farfetch Ltd. Class A * (United Kingdom)	90,363	3,020,835
Match Group, Inc. *	7,441	984,072
MercadoLibre, Inc. * (Argentina)	1,396	1,882,366
Meta Platforms, Inc. Class A *	14,708	4,947,036
Netflix, Inc. *	2,475	1,491,039
Pinduoduo, Inc. ADR * (China)	13,655	796,086
Pinterest, Inc. Class A *	13,810	501,994
Q2 Holdings, Inc. *	15,813	1,256,185
Sea Ltd. ADR * (Taiwan)	5,789	1,295,057
Tencent Holdings Ltd. (China)	58,800	3,431,045
Uber Technologies, Inc. *	43,499	1,823,913
Wix.com Ltd. * (Israel)	7,840	1,237,074

		91,771,305

Consumer, Non-Cyclical - 11.0%
Bio-Techne Corp.	3,599	1,861,907
Block, Inc. *	5,798	936,435
Equifax, Inc.	4,796	1,404,221
FleetCor Technologies, Inc. *	9,861	2,207,286
Global Payments, Inc.	58,922	7,965,076
Guardant Health, Inc. *	8,809	881,076
Maravai LifeSciences Holdings, Inc. Class A *	29,454	1,234,123
Morningstar, Inc.	2,728	932,949
Nuvei Corp. * ~ (Canada)	29,313	1,904,759
Paya Holdings, Inc. *	192,618	1,221,198
PayPal Holdings, Inc. *	34,192	6,447,927
TransUnion	22,210	2,633,662
Verisk Analytics, Inc.	7,899	1,806,738
WEX, Inc. *	18,178	2,552,009

		33,989,366

Financial - 8.2%
Arthur J Gallagher & Co.	13,124	2,226,749
Charles Schwab Corp.	26,379	2,218,474
CME Group, Inc.	5,198	1,187,535
Mastercard, Inc. Class A	34,942	12,555,360
Tradeweb Markets, Inc. Class A	25,760	2,579,606
Visa, Inc. Class A	21,222	4,599,020

		25,366,744

Industrial - 0.4%
Generac Holdings, Inc. *	1,791	630,289
Xometry, Inc. Class A *	14,074	721,292

		1,351,581

Technology - 48.7%
ACV Auctions, Inc. Class A *	21,023	396,073
Adobe, Inc. *	20,286	11,503,379
Advanced Micro Devices, Inc. *	39,106	5,627,353
Apple, Inc.	20,618	3,661,138
AppLovin Corp. Class A *	11,225	1,058,069
Asana, Inc. Class A *	16,395	1,222,247
Atlassian Corp. PLC Class A *	6,115	2,331,588
Autodesk, Inc. *	12,968	3,646,472
Avalara, Inc. *	6,280	810,811
Black Knight, Inc. *	26,034	2,157,958
Clarivate PLC *	100,422	2,361,925

	Shares	Value
Constellation Software, Inc. (Canada)	1,805	$3,348,928
Descartes Systems Group, Inc. * (Canada)	26,000	2,150,378
DoubleVerify Holdings, Inc. *	38,234	1,272,428
Endava PLC ADR * (United Kingdom)	26,813	4,502,439
EPAM Systems, Inc. *	4,582	3,062,838
Freshworks, Inc. Class A *	13,634	358,029
HashiCorp, Inc. Class A *	3,243	295,243
HubSpot, Inc. *	3,989	2,629,349
Intuit, Inc.	5,552	3,571,157
KLA Corp.	10,537	4,532,069
Lam Research Corp.	7,439	5,349,757
Marvell Technology, Inc.	53,879	4,713,874
Micron Technology, Inc.	39,912	3,717,803
Microsoft Corp.	109,541	36,840,829
MSCI, Inc.	2,088	1,279,297
NVIDIA Corp.	36,660	10,782,073
Paycor HCM, Inc. *	45,430	1,308,838
Qualtrics International, Inc. Class A *	17,607	623,288
Rakus Co. Ltd. (Japan)	5,600	150,280
RingCentral, Inc. Class A *	13,055	2,445,854
salesforce.com, Inc. *	27,063	6,877,520
ServiceNow, Inc. *	8,501	5,518,084
Take-Two Interactive Software, Inc. *	11,522	2,047,690
TaskUS, Inc. Class A * (Philippines)	25,356	1,368,210
Thoughtworks Holding, Inc. *	90,917	2,437,485
Topicus.com, Inc. * (Netherlands)	14,491	1,330,017
Xilinx, Inc.	18,193	3,857,462

		151,148,232

Total Common Stocks (Cost $191,308,227)		303,627,228

	Principal Amount
SHORT-TERM INVESTMENT - 2.1%
Repurchase Agreement - 2.1%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $6,396,382; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $6,524,353)	$6,396,382	6,396,382

Total Short-Term Investment (Cost $6,396,382)		6,396,382

TOTAL INVESTMENTS - 100.0% (Cost $197,704,609)		310,023,610

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(67,306)

NET ASSETS - 100.0%		$309,956,304

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by technology sector as a percentage of net assets was as follows:

Applications Software	16.0%
E-Commerce/Products	11.4%
Electronic Components-Semiconductor	9.2%
Commercial Services-Finance	9.1%
Web Portals/ISP	8.8%
Enterprise Software/Serv	8.2%
Finance-Credit Card	5.5%
E-Commerce/Services	4.7%
Electronic Forms	3.7%
Computer Services	3.7%
Semiconductor Equipment	3.2%
Others (each less than 3.0%)	14.4%

	97.9%
Short-Term Investment	2.1%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Communications	$91,771,305	$88,340,260	$3,431,045	$-
	Consumer, Non-Cyclical	33,989,366	33,989,366	-	-
	Financial	25,366,744	25,366,744	-	-
	Industrial	1,351,581	1,351,581	-	-
	Technology	151,148,232	150,997,952	150,280	-

	Total Common Stocks	303,627,228	300,045,903	3,581,325	-

	Short-Term Investment	6,396,382	-	6,396,382	-

	Total	$310,023,610	$300,045,903	$9,977,707	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

ESG DIVERSIFIED PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
MUTUAL FUNDS - 100.1%
Affiliated Mutual Fund - 18.8%
Pacific Funds ESG Core Bond Class I	326,170	$3,183,423

Unaffiliated Mutual Funds - 81.3%
Calvert Green Bond Fund Class I	188,711	3,009,934
Calvert Small Cap Fund Class I	38,155	1,380,436
Fidelity International Sustainability Index Fund Institutional	181,965	2,405,584
Fidelity US Sustainability Index Fund Institutional	305,106	6,468,244
PIMCO Low Duration ESG Fund Institutional	52,493	502,882

		13,767,080

Total Mutual Funds (Cost $16,297,632)		16,950,503

TOTAL INVESTMENTS - 100.1% (Cost $16,297,632)		16,950,503

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(18,199)

NET ASSETS - 100.0%		$16,932,304

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	60.6%
Fixed Income Funds	39.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$16,950,503	$16,950,503	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

ESG DIVERSIFIED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
MUTUAL FUNDS - 100.1%
Affiliated Mutual Fund - 8.9%
Pacific Funds ESG Core Bond Class I	116,955	$1,141,476

Unaffiliated Mutual Funds - 91.2%
Calvert Green Bond Fund Class I	71,379	1,138,499
Calvert Small Cap Fund Class I	43,416	1,570,804
Fidelity International Sustainability Index Fund Institutional	222,768	2,944,996
Fidelity US Sustainability Index Fund Institutional	275,171	5,833,630
PIMCO Low Duration ESG Fund Institutional	26,492	253,795

		11,741,724

Total Mutual Funds (Cost $12,953,295)		12,883,200

TOTAL INVESTMENTS - 100.1% (Cost $12,953,295)		12,883,200

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(9,822)

NET ASSETS - 100.0%		$12,873,378

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	80.4%
Fixed Income Funds	19.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$12,883,200	$12,883,200	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PSF DFA BALANCED ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
MUTUAL FUNDS - 100.0%
DFA Intermediate Government Fixed Income Portfolio Institutional	4,946,900	$62,677,229
DFA Intermediate Term Extended Quality Portfolio Institutional	6,968,225	78,462,209
DFA Large Cap International Portfolio Institutional	2,032,803	55,678,485
DFA Short-Term Extended Quality Portfolio Institutional	1,451,121	15,701,128
DFA US Core Equity 1 Portfolio Institutional	3,835,395	139,800,148
DFA US Large Company Portfolio Institutional	826,652	28,015,231
DFA VA International Small Portfolio Institutional	739,766	10,105,207
DFA VA US Targeted Value Portfolio Institutional	258,169	6,085,051

Total Mutual Funds (Cost $336,451,651)		396,524,688

TOTAL INVESTMENTS - 100.0% (Cost $336,451,651)		396,524,688

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(123,121)

NET ASSETS - 100.0%		$396,401,567

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	60.4%
Fixed Income Funds	39.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$396,524,688	$396,524,688	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
PD 1-3 Year Corporate Bond Portfolio Class P *	5,149,714	$58,458,709
PD Aggregate Bond Index Portfolio Class P *	16,744,159	233,593,274
PD High Yield Bond Market Portfolio Class P *	5,154,298	98,131,090
PD Large-Cap Growth Index Portfolio Class P *	646,034	53,111,237
PD Large-Cap Value Index Portfolio Class P *	1,391,000	60,337,106
PD Mid-Cap Index Portfolio Class P *	3,152,044	43,369,396
PD Small-Cap Growth Index Portfolio Class P *	278,959	13,181,619
PD Small-Cap Value Index Portfolio Class P *	548,418	19,985,332
PD Emerging Markets Index Portfolio Class P *	1,406,711	29,349,818
PD International Large-Cap Index Portfolio Class P *	1,882,022	46,684,459

Total Affiliated Mutual Funds (Cost $523,896,126)		656,202,040

TOTAL INVESTMENTS - 100.0% (Cost $523,896,126)		656,202,040

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(227,452)

NET ASSETS - 100.0%		$655,974,588

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	59.5%
Affiliated Equity Funds	40.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$656,202,040	$656,202,040	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
PD 1-3 Year Corporate Bond Portfolio Class P *	12,917,863	$146,641,454
PD Aggregate Bond Index Portfolio Class P *	50,505,304	704,585,959
PD High Yield Bond Market Portfolio Class P *	17,142,959	326,379,478
PD Large-Cap Growth Index Portfolio Class P *	4,672,454	384,128,201
PD Large-Cap Value Index Portfolio Class P *	9,483,055	411,344,416
PD Mid-Cap Index Portfolio Class P *	23,056,036	317,231,066
PD Small-Cap Growth Index Portfolio Class P *	1,539,199	72,731,632
PD Small-Cap Value Index Portfolio Class P *	3,272,050	119,239,341
PD Emerging Markets Index Portfolio Class P *	7,612,653	158,831,456
PD International Large-Cap Index Portfolio Class P *	13,865,347	343,936,565

Total Affiliated Mutual Funds (Cost $2,156,459,203)		2,985,049,568

TOTAL INVESTMENTS - 100.0% (Cost $2,156,459,203)		2,985,049,568

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,000,329)

NET ASSETS - 100.0%		$2,984,049,239

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	60.6%
Affiliated Fixed Income Funds	39.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,985,049,568	$2,985,049,568	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
PD 1-3 Year Corporate Bond Portfolio Class P *	2,438,800	$27,684,851
PD Aggregate Bond Index Portfolio Class P *	15,874,161	221,456,161
PD High Yield Bond Market Portfolio Class P *	6,302,413	119,989,687
PD Large-Cap Growth Index Portfolio Class P *	3,819,357	313,994,053
PD Large-Cap Value Index Portfolio Class P *	7,688,960	333,522,357
PD Mid-Cap Index Portfolio Class P *	18,840,912	259,234,614
PD Small-Cap Growth Index Portfolio Class P *	1,367,445	64,615,760
PD Small-Cap Value Index Portfolio Class P *	2,285,239	83,278,204
PD Emerging Markets Index Portfolio Class P *	5,761,201	120,202,494
PD International Large-Cap Index Portfolio Class P *	12,294,775	304,977,781

Total Affiliated Mutual Funds (Cost $1,383,890,802)		1,848,955,962

TOTAL INVESTMENTS - 100.0% (Cost $1,383,890,802)		1,848,955,962

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(636,817)

NET ASSETS - 100.0%		$1,848,319,145

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	80.0%
Affiliated Fixed Income Funds	20.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,848,955,962	$1,848,955,962	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
Core Income Portfolio Class P *	4,780,540	$61,371,718
Diversified Bond Portfolio Class P *	26,682,692	432,306,146
Floating Rate Income Portfolio Class P *	1,067,163	14,970,855
High Yield Bond Portfolio Class P *	8,259,049	89,891,058
Inflation Managed Portfolio Class P *	2,987,584	45,041,363
Intermediate Bond Portfolio Class P *	13,186,978	131,663,262
Managed Bond Portfolio Class P *	12,116,045	198,344,701
Short Duration Bond Portfolio Class P *	18,699,774	209,359,093
Emerging Markets Debt Portfolio Class P *	4,807,264	59,663,390
Dividend Growth Portfolio Class P *	518,678	21,116,805
Equity Index Portfolio Class P *	78,795	9,749,660
Focused Growth Portfolio Class P *	126,576	8,162,672
Growth Portfolio Class P *	285,304	20,102,318
Large-Cap Growth Portfolio Class P *	432,643	12,623,796
Large-Cap Value Portfolio Class P *	415,466	15,775,419
Main Street Core Portfolio Class P *	87,648	6,738,213
Mid-Cap Equity Portfolio Class P *	210,990	8,936,940
Mid-Cap Growth Portfolio Class P *	504,777	17,837,496
Mid-Cap Value Portfolio Class P *	443,191	18,070,236
Small-Cap Equity Portfolio Class P *	375,951	14,895,019
Small-Cap Value Portfolio Class P *	394,794	14,901,142
Value Portfolio Class P *	701,762	15,798,423
Value Advantage Portfolio Class P *	696,370	17,296,626
Emerging Markets Portfolio Class P *	1,287,078	29,676,605
International Growth Portfolio Class P *	1,130,717	11,215,045
International Large-Cap Portfolio Class P *	504,666	7,519,129
International Value Portfolio Class P *	232,179	3,732,472

Total Affiliated Mutual Funds (Cost $1,284,364,025)		1,496,759,602

TOTAL INVESTMENTS - 100.0% (Cost $1,284,364,025)		1,496,759,602

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(327,868)

NET ASSETS - 100.0%		$1,496,431,734

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	83.0%
Affiliated Equity Funds	17.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,496,759,602	$1,496,759,602	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
Core Income Portfolio Class P *	6,163,716	$79,128,689
Diversified Bond Portfolio Class P *	34,366,141	556,791,424
Floating Rate Income Portfolio Class P *	1,592,000	22,333,624
High Yield Bond Portfolio Class P *	11,327,887	123,292,136
Inflation Managed Portfolio Class P *	4,467,782	67,357,088
Intermediate Bond Portfolio Class P *	16,927,093	169,005,836
Managed Bond Portfolio Class P *	15,522,583	254,111,134
Short Duration Bond Portfolio Class P *	9,937,129	111,254,198
Emerging Markets Debt Portfolio Class P *	5,275,520	65,474,951
Dividend Growth Portfolio Class P *	1,625,232	66,167,697
Equity Index Portfolio Class P *	246,972	30,559,011
Focused Growth Portfolio Class P *	411,114	26,512,068
Growth Portfolio Class P *	901,542	63,522,119
Large-Cap Growth Portfolio Class P *	1,404,312	40,975,442
Large-Cap Value Portfolio Class P *	1,310,638	49,765,523
Main Street Core Portfolio Class P *	278,482	21,409,175
Mid-Cap Equity Portfolio Class P *	521,440	22,086,770
Mid-Cap Growth Portfolio Class P *	1,249,873	44,167,197
Mid-Cap Value Portfolio Class P *	1,112,327	45,352,960
Small-Cap Equity Portfolio Class P *	644,509	25,535,172
Small-Cap Growth Portfolio Class P *	128,785	5,106,218
Small-Cap Index Portfolio Class P *	299,159	10,743,660
Small-Cap Value Portfolio Class P *	648,101	24,462,031
Value Portfolio Class P *	2,318,342	52,191,696
Value Advantage Portfolio Class P *	2,186,073	54,298,306
Emerging Markets Portfolio Class P *	2,636,236	60,784,598
International Growth Portfolio Class P *	4,819,336	47,800,728
International Large-Cap Portfolio Class P *	2,574,749	38,361,722
International Small-Cap Portfolio Class P *	604,127	11,126,561
International Value Portfolio Class P *	1,588,842	25,541,970
Real Estate Portfolio Class P *	276,387	11,584,743

Total Affiliated Mutual Funds (Cost $1,752,230,960)		2,226,804,447

TOTAL INVESTMENTS - 100.0% (Cost $1,752,230,960)		2,226,804,447

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(481,693)

NET ASSETS - 100.0%		$2,226,322,754

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	65.1%
Affiliated Equity Funds	34.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,226,804,447	$2,226,804,447	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
Core Income Portfolio Class P *	21,098,944	$270,864,467
Diversified Bond Portfolio Class P *	117,116,542	1,897,492,231
Floating Rate Income Portfolio Class P *	3,398,129	47,671,178
High Yield Bond Portfolio Class P *	39,530,843	430,251,636
Inflation Managed Portfolio Class P *	6,355,288	95,813,474
Intermediate Bond Portfolio Class P *	57,900,635	578,099,568
Managed Bond Portfolio Class P *	52,803,136	864,409,309
Short Duration Bond Portfolio Class P *	33,856,558	379,051,552
Emerging Markets Debt Portfolio Class P *	14,974,395	185,848,563
Dividend Growth Portfolio Class P *	10,642,093	433,269,187
Equity Index Portfolio Class P *	1,602,141	198,240,724
Focused Growth Portfolio Class P *	2,650,233	170,909,266
Growth Portfolio Class P *	5,965,630	420,334,585
Large-Cap Growth Portfolio Class P *	9,126,891	266,307,203
Large-Cap Value Portfolio Class P *	8,520,483	323,526,632
Main Street Core Portfolio Class P *	1,880,866	144,597,424
Mid-Cap Equity Portfolio Class P *	2,919,868	123,677,554
Mid-Cap Growth Portfolio Class P *	7,681,694	271,450,777
Mid-Cap Value Portfolio Class P *	5,586,917	227,795,575
Small-Cap Equity Portfolio Class P *	3,855,324	152,746,332
Small-Cap Growth Portfolio Class P *	444,141	17,609,855
Small-Cap Index Portfolio Class P *	1,549,978	55,664,105
Small-Cap Value Portfolio Class P *	4,056,672	153,115,595
Value Portfolio Class P *	15,051,985	338,857,986
Value Advantage Portfolio Class P *	14,201,216	352,733,796
Emerging Markets Portfolio Class P *	14,892,820	343,388,920
International Growth Portfolio Class P *	23,074,258	228,862,693
International Large-Cap Portfolio Class P *	14,239,782	212,161,468
International Small-Cap Portfolio Class P *	2,576,035	47,444,351
International Value Portfolio Class P *	11,219,723	180,366,483
Real Estate Portfolio Class P *	2,356,114	98,756,370

Total Affiliated Mutual Funds (Cost $7,079,416,155)		9,511,318,859

TOTAL INVESTMENTS - 100.0% (Cost $7,079,416,155)		9,511,318,859

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,970,234)

NET ASSETS - 100.0%		$9,509,348,625

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	50.1%
Affiliated Fixed Income Funds	49.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$9,511,318,859	$9,511,318,859	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
Core Income Portfolio Class P *	12,439,184	$159,692,012
Diversified Bond Portfolio Class P *	68,528,093	1,110,274,614
Floating Rate Income Portfolio Class P *	3,093,541	43,398,223
High Yield Bond Portfolio Class P *	24,041,541	261,666,880
Intermediate Bond Portfolio Class P *	33,574,989	335,224,077
Managed Bond Portfolio Class P *	31,069,121	508,614,441
Short Duration Bond Portfolio Class P *	19,089,442	213,721,752
Emerging Markets Debt Portfolio Class P *	10,154,941	126,033,891
Dividend Growth Portfolio Class P *	13,131,603	534,624,044
Equity Index Portfolio Class P *	1,982,208	245,268,198
Focused Growth Portfolio Class P *	3,576,486	230,641,828
Growth Portfolio Class P *	8,033,242	566,017,228
Large-Cap Growth Portfolio Class P *	12,110,329	353,358,857
Large-Cap Value Portfolio Class P *	10,175,440	386,366,089
Main Street Core Portfolio Class P *	2,308,984	177,510,340
Mid-Cap Equity Portfolio Class P *	3,705,907	156,971,992
Mid-Cap Growth Portfolio Class P *	8,912,570	314,946,675
Mid-Cap Value Portfolio Class P *	7,871,321	320,937,664
Small-Cap Equity Portfolio Class P *	3,299,979	130,743,797
Small-Cap Growth Portfolio Class P *	1,014,698	40,231,999
Small-Cap Index Portfolio Class P *	2,347,307	84,298,450
Small-Cap Value Portfolio Class P *	3,488,056	131,653,676
Value Portfolio Class P *	17,991,985	405,044,785
Value Advantage Portfolio Class P *	16,973,571	421,594,332
Emerging Markets Portfolio Class P *	16,639,055	383,652,471
International Growth Portfolio Class P *	33,863,597	335,877,069
International Large-Cap Portfolio Class P *	19,612,164	292,205,711
International Small-Cap Portfolio Class P *	4,674,063	86,084,980
International Value Portfolio Class P *	15,306,681	246,067,775
Real Estate Portfolio Class P *	2,181,302	91,429,135

Total Affiliated Mutual Funds (Cost $6,129,896,487)		8,694,152,985

TOTAL INVESTMENTS - 100.0% (Cost $6,129,896,487)		8,694,152,985

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,775,952)

NET ASSETS - 100.0%		$8,692,377,033

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	68.3%
Affiliated Fixed Income Funds	31.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$8,694,152,985	$8,694,152,985	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
Core Income Portfolio Class P *	1,495,156	$19,194,548
Diversified Bond Portfolio Class P *	8,176,364	132,471,351
High Yield Bond Portfolio Class P *	5,635,445	61,335,893
Intermediate Bond Portfolio Class P *	4,028,089	40,217,811
Managed Bond Portfolio Class P *	3,696,583	60,514,597
Short Duration Bond Portfolio Class P *	1,785,506	19,990,182
Emerging Markets Debt Portfolio Class P *	2,374,964	29,475,889
Dividend Growth Portfolio Class P *	3,468,215	141,200,689
Equity Index Portfolio Class P *	519,248	64,249,060
Focused Growth Portfolio Class P *	932,988	60,166,917
Growth Portfolio Class P *	2,081,359	146,651,253
Large-Cap Growth Portfolio Class P *	3,159,607	92,191,977
Large-Cap Value Portfolio Class P *	2,559,356	97,179,922
Main Street Core Portfolio Class P *	598,191	45,987,830
Mid-Cap Equity Portfolio Class P *	1,108,214	46,940,908
Mid-Cap Growth Portfolio Class P *	2,812,762	99,395,585
Mid-Cap Value Portfolio Class P *	2,489,612	101,509,037
Small-Cap Equity Portfolio Class P *	977,898	38,743,924
Small-Cap Growth Portfolio Class P *	380,818	15,099,137
Small-Cap Index Portfolio Class P *	768,852	27,611,668
Small-Cap Value Portfolio Class P *	1,033,265	38,999,687
Value Portfolio Class P *	4,516,660	101,681,360
Value Advantage Portfolio Class P *	4,239,097	105,291,899
Emerging Markets Portfolio Class P *	5,457,219	125,828,991
International Growth Portfolio Class P *	8,865,443	87,932,157
International Large-Cap Portfolio Class P *	6,147,616	91,594,607
International Small-Cap Portfolio Class P *	1,638,299	30,173,512
International Value Portfolio Class P *	5,386,800	86,597,344
Real Estate Portfolio Class P *	774,855	32,477,992

Total Affiliated Mutual Funds (Cost $1,372,275,726)		2,040,705,727

TOTAL INVESTMENTS - 100.0% (Cost $1,372,275,726)		2,040,705,727

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(424,734)

NET ASSETS - 100.0%		$2,040,280,993

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	82.2%
Affiliated Fixed Income Funds	17.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,040,705,727	$2,040,705,727	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 99.4%
Basic Materials - 1.5%
BHP Billiton Finance USA Ltd. (Australia) 3.850% due 09/30/23	$350,000	$368,090
Celanese US Holdings LLC 4.625% due 11/15/22	300,000	309,720
DuPont de Nemours, Inc. 4.205% due 11/15/23	905,000	957,350
Eastman Chemical Co. 3.600% due 08/15/22	250,000	252,812
LYB International Finance BV 4.000% due 07/15/23	113,000	118,106
Mosaic Co. 3.250% due 11/15/22	250,000	254,880
Nutrien Ltd. (Canada) 1.900% due 05/13/23	370,000	374,851
Sherwin-Williams Co. 3.125% due 06/01/24	350,000	365,542
Steel Dynamics, Inc. 2.800% due 12/15/24	150,000	155,954
Westlake Chemical Corp. 0.875% due 08/15/24	250,000	246,355

		3,403,660

Communications - 5.1%
Alibaba Group Holding Ltd. (China)
2.800% due 06/06/23	250,000	256,242
3.600% due 11/28/24	750,000	789,419
Amazon.com, Inc.
0.250% due 05/12/23	150,000	149,277
0.400% due 06/03/23	385,000	383,692
0.450% due 05/12/24	535,000	529,983
2.400% due 02/22/23	300,000	305,642
3.800% due 12/05/24	1,000,000	1,073,067
AT&T, Inc.
0.900% due 03/25/24	400,000	398,392
3.000% due 06/30/22	200,000	201,539
Baidu, Inc. (China)
2.875% due 07/06/22	250,000	252,198
3.500% due 11/28/22	200,000	204,349
3.875% due 09/29/23	250,000	260,769
Bell Telephone Co. of Canada or Bell Canada (Canada) 0.750% due 03/17/24	250,000	247,548
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% due 07/23/22	500,000	507,432
Cisco Systems, Inc.
2.200% due 09/20/23	200,000	205,031
2.600% due 02/28/23	250,000	255,741
Comcast Corp. 3.700% due 04/15/24	500,000	531,474
Discovery Communications LLC
2.950% due 03/20/23	200,000	204,607
3.900% due 11/15/24	350,000	371,417
eBay, Inc. 2.750% due 01/30/23	200,000	204,470
Expedia Group, Inc. 3.600% due 12/15/23	250,000	259,882
Omnicom Group, Inc./Omnicom Capital, Inc. 3.650% due 11/01/24	250,000	265,153
Rogers Communications, Inc. (Canada) 4.100% due 10/01/23	350,000	365,386
Thomson Reuters Corp. (Canada) 4.300% due 11/23/23	350,000	367,998
Time Warner Entertainment Co. LP 8.375% due 03/15/23	350,000	379,636
TWDC Enterprises 18 Corp. 2.350% due 12/01/22	200,000	202,651

	Principal Amount	Value
Verizon Communications, Inc. 0.750% due 03/22/24	$680,000	$677,550
ViacomCBS, Inc. 3.700% due 08/15/24	500,000	529,676
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	300,000	315,977
Walt Disney Co. 1.750% due 08/30/24	850,000	863,958
Weibo Corp. (China) 3.500% due 07/05/24	250,000	257,583

		11,817,739

Consumer, Cyclical - 6.9%
American Honda Finance Corp.
0.650% due 09/08/23	535,000	533,589
0.750% due 08/09/24	665,000	657,883
0.875% due 07/07/23	665,000	665,459
2.050% due 01/10/23	100,000	101,500
2.400% due 06/27/24	250,000	257,645
AutoNation, Inc. 3.500% due 11/15/24	250,000	262,407
AutoZone, Inc. 3.125% due 07/15/23	300,000	308,522
Brunswick Corp. 0.850% due 08/18/24	250,000	246,574
Dollar General Corp. 3.250% due 04/15/23	200,000	204,898
General Motors Co.
4.875% due 10/02/23	300,000	318,829
5.400% due 10/02/23	750,000	803,104
General Motors Financial Co., Inc.
1.050% due 03/08/24	345,000	343,346
1.200% due 10/15/24	115,000	114,225
1.700% due 08/18/23	320,000	323,169
3.250% due 01/05/23	200,000	204,372
3.500% due 11/07/24	250,000	262,631
3.550% due 07/08/22	450,000	456,587
Hasbro, Inc. 3.000% due 11/19/24	250,000	260,342
Hyatt Hotels Corp.
1.300% due 10/01/23	60,000	60,021
1.800% due 10/01/24	90,000	90,095
Lennar Corp.
4.500% due 04/30/24	350,000	372,197
4.750% due 11/15/22	250,000	255,935
Magna International, Inc. (Canada) 3.625% due 06/15/24	250,000	263,176
McDonald’s Corp. 3.350% due 04/01/23	500,000	514,841
Mohawk Industries, Inc. 3.850% due 02/01/23	250,000	255,865
NVR, Inc. 3.950% due 09/15/22	100,000	101,582
O’Reilly Automotive, Inc. 3.800% due 09/01/22	250,000	253,331
PACCAR Financial Corp.
0.350% due 08/11/23	340,000	337,384
0.350% due 02/02/24	80,000	78,975
0.500% due 08/09/24	140,000	137,664
0.800% due 06/08/23	30,000	30,034
2.650% due 04/06/23	195,000	199,653
Southwest Airlines Co. 4.750% due 05/04/23	210,000	219,991
Starbucks Corp. 3.850% due 10/01/23	250,000	261,138
Stellantis NV 5.250% due 04/15/23	250,000	262,538
Toyota Motor Corp. (Japan) 0.681% due 03/25/24	200,000	198,902
Toyota Motor Credit Corp.
0.400% due 04/06/23	345,000	344,282
0.450% due 01/11/24	250,000	247,997

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
0.500% due 08/14/23	$590,000	$588,047
0.500% due 06/18/24	250,000	246,440
0.625% due 09/13/24	690,000	680,949
1.350% due 08/25/23	500,000	504,615
2.900% due 03/30/23	680,000	699,032
Walgreens Boots Alliance, Inc. 0.950% due 11/17/23	500,000	499,947
Walmart, Inc.
2.550% due 04/11/23	500,000	511,111
2.850% due 07/08/24	500,000	522,763
3.300% due 04/22/24	350,000	367,066
3.400% due 06/26/23	450,000	468,244
Whirlpool Corp. 4.700% due 06/01/22	200,000	203,056

		16,101,953

Consumer, Non-Cyclical - 12.9%
AbbVie, Inc.
2.300% due 11/21/22	385,000	390,456
2.600% due 11/21/24	350,000	363,384
2.850% due 05/14/23	200,000	204,491
2.900% due 11/06/22	350,000	356,515
3.750% due 11/14/23	385,000	403,248
3.850% due 06/15/24	200,000	211,822
Aetna, Inc.
2.750% due 11/15/22	250,000	253,284
2.800% due 06/15/23	200,000	204,990
3.500% due 11/15/24	250,000	263,858
Altria Group, Inc. 4.000% due 01/31/24	250,000	264,110
AmerisourceBergen Corp. 0.737% due 03/15/23	215,000	214,495
Anthem, Inc.
0.450% due 03/15/23	170,000	169,362
2.950% due 12/01/22	450,000	458,842
3.300% due 01/15/23	250,000	256,564
Astrazeneca Finance LLC (United Kingdom) 0.700% due 05/28/24	200,000	198,500
AstraZeneca PLC (United Kingdom) 0.300% due 05/26/23	190,000	189,212
BAT Capital Corp. (United Kingdom) 2.789% due 09/06/24	250,000	257,721
Baxter International, Inc. 1.322% due 11/29/24 ~	500,000	499,606
Becton Dickinson & Co. 3.734% due 12/15/24	500,000	531,803
Bristol-Myers Squibb Co.
0.537% due 11/13/23	230,000	229,080
2.750% due 02/15/23	500,000	511,442
2.900% due 07/26/24	1,000,000	1,047,022
Bunge Ltd. Finance Corp. 3.000% due 09/25/22	250,000	253,972
Campbell Soup Co. 3.650% due 03/15/23	250,000	257,793
Church & Dwight Co., Inc. 2.450% due 08/01/22	200,000	201,804
Cigna Corp.
0.613% due 03/15/24	100,000	99,216
3.000% due 07/15/23	150,000	154,344
3.500% due 06/15/24	350,000	367,285
3.750% due 07/15/23	217,000	225,739
CommonSpirit Health 2.950% due 11/01/22	250,000	254,738
Conagra Brands, Inc.
0.500% due 08/11/23	85,000	84,301
3.200% due 01/25/23	131,000	133,521
Constellation Brands, Inc. 4.250% due 05/01/23	250,000	260,611
CVS Health Corp. 2.750% due 12/01/22	750,000	760,526
DH Europe Finance II SARL 2.200% due 11/15/24	250,000	255,639

	Principal Amount	Value
Diageo Capital PLC (United Kingdom)
2.125% due 10/24/24	$250,000	$255,769
2.625% due 04/29/23	600,000	613,046
Equifax, Inc. 3.300% due 12/15/22	250,000	254,466
General Mills, Inc. 3.700% due 10/17/23	250,000	261,701
Gilead Sciences, Inc.
0.750% due 09/29/23	439,000	437,328
2.500% due 09/01/23	200,000	204,829
GlaxoSmithKline Capital, Inc. (United Kingdom) 3.375% due 05/15/23	350,000	362,531
GlaxoSmithKline Capital PLC (United Kingdom) 0.534% due 10/01/23	750,000	747,381
Global Payments, Inc.
1.500% due 11/15/24	460,000	460,348
4.000% due 06/01/23	200,000	207,821
HCA, Inc.
4.750% due 05/01/23	500,000	523,864
5.000% due 03/15/24	250,000	268,968
Humana, Inc.
0.650% due 08/03/23	350,000	348,306
2.900% due 12/15/22	250,000	254,977
3.850% due 10/01/24	150,000	159,332
Illumina, Inc. 0.550% due 03/23/23	125,000	124,402
Kellogg Co. 2.650% due 12/01/23	250,000	257,760
Keurig Dr Pepper, Inc.
0.750% due 03/15/24	85,000	84,449
4.057% due 05/25/23	276,000	287,841
Kroger Co. 3.850% due 08/01/23	250,000	259,801
Laboratory Corp. of America Holdings 3.250% due 09/01/24	500,000	523,801
Merck & Co., Inc. 2.800% due 05/18/23	750,000	772,323
Moody’s Corp. 2.625% due 01/15/23	250,000	254,212
Mylan, Inc. 4.200% due 11/29/23	250,000	262,121
Novartis Capital Corp. (Switzerland) 3.400% due 05/06/24	500,000	527,805
PayPal Holdings, Inc. 1.350% due 06/01/23	560,000	564,733
PepsiCo, Inc.
0.400% due 10/07/23	130,000	129,345
0.750% due 05/01/23	345,000	345,548
2.750% due 03/01/23	500,000	512,443
PerkinElmer, Inc. 0.850% due 09/15/24	500,000	493,185
Pfizer, Inc.
3.000% due 06/15/23	200,000	207,045
3.200% due 09/15/23	600,000	623,586
Philip Morris International, Inc.
1.125% due 05/01/23	335,000	336,553
2.875% due 05/01/24	500,000	520,088
Quanta Services, Inc. 0.950% due 10/01/24	250,000	247,440
RELX Capital, Inc. (United Kingdom) 3.500% due 03/16/23	200,000	205,928
Reynolds American, Inc. (United Kingdom) 4.850% due 09/15/23	750,000	796,527
Royalty Pharma PLC 0.750% due 09/02/23	535,000	531,829
Sanofi (France) 3.375% due 06/19/23	200,000	207,399
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	350,000	360,112

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Stryker Corp. 0.600% due 12/01/23	$355,000	$353,235
Takeda Pharmaceutical Co. Ltd. (Japan) 4.400% due 11/26/23	750,000	793,871
Thermo Fisher Scientific, Inc. 1.215% due 10/18/24	500,000	499,717
Tyson Foods, Inc. 3.950% due 08/15/24	500,000	531,824
Unilever Capital Corp. (United Kingdom)
0.375% due 09/14/23	100,000	99,406
0.626% due 08/12/24	165,000	164,067
3.250% due 03/07/24	250,000	261,877
UnitedHealth Group, Inc.
0.550% due 05/15/24	165,000	163,772
2.750% due 02/15/23	350,000	356,119
2.875% due 03/15/23	300,000	307,738
3.500% due 06/15/23	450,000	468,171
3.500% due 02/15/24	250,000	263,586
Zimmer Biomet Holdings, Inc. 1.450% due 11/22/24	180,000	179,600

		30,029,222

Energy - 7.1%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc.
1.231% due 12/15/23	80,000	80,399
2.773% due 12/15/22	235,000	239,716
Boardwalk Pipelines LP 4.950% due 12/15/24	500,000	542,204
BP Capital Markets America, Inc. 2.750% due 05/10/23	200,000	205,032
BP Capital Markets PLC (United Kingdom)
3.535% due 11/04/24	350,000	373,008
3.814% due 02/10/24	700,000	738,493
Canadian Natural Resources Ltd. (Canada) 2.950% due 01/15/23	400,000	407,717
Chevron Corp.
1.141% due 05/11/23	785,000	789,663
2.355% due 12/05/22	350,000	354,482
2.895% due 03/03/24	250,000	259,800
Chevron USA, Inc.
0.426% due 08/11/23	75,000	74,683
3.900% due 11/15/24	350,000	374,796
Continental Resources, Inc. 3.800% due 06/01/24	285,000	297,762
Coterra Energy, Inc. 4.375% due 06/01/24 ~	350,000	370,307
Diamondback Energy, Inc. 2.875% due 12/01/24	500,000	519,056
Enbridge, Inc. (Canada)
0.550% due 10/04/23	80,000	79,414
3.500% due 06/10/24	250,000	261,068
4.000% due 10/01/23	250,000	261,098
Energy Transfer LP
3.600% due 02/01/23	300,000	305,886
4.200% due 09/15/23	250,000	261,173
5.875% due 01/15/24	250,000	269,181
Energy Transfer LP/Regency Energy Finance Corp. 4.500% due 11/01/23	250,000	261,983
Enterprise Products Operating LLC 3.350% due 03/15/23	250,000	255,876
EOG Resources, Inc. 2.625% due 03/15/23	200,000	203,443
Exxon Mobil Corp.
1.571% due 04/15/23	250,000	252,893
3.176% due 03/15/24	350,000	365,904
Halliburton Co. 3.500% due 08/01/23	300,000	309,825
Hess Corp. 3.500% due 07/15/24	250,000	261,042

	Principal Amount	Value
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	$500,000	$506,758
Kinder Morgan, Inc. 3.150% due 01/15/23	350,000	357,477
MPLX LP
3.500% due 12/01/22	200,000	204,276
4.500% due 07/15/23	200,000	208,276
4.875% due 12/01/24	500,000	543,058
ONEOK, Inc. 7.500% due 09/01/23	250,000	271,894
Phillips 66 Partners LP 2.450% due 12/15/24	250,000	254,386
Pioneer Natural Resources Co.
0.550% due 05/15/23	50,000	49,824
0.750% due 01/15/24	355,000	350,347
Plains All American Pipeline LP/PAA Finance Corp. 3.600% due 11/01/24	350,000	366,087
Sabine Pass Liquefaction LLC
5.625% due 04/15/23	250,000	261,552
5.750% due 05/15/24	500,000	544,061
Schlumberger Investment SA 3.650% due 12/01/23	500,000	522,441
Shell International Finance BV (Netherlands)
0.375% due 09/15/23	350,000	347,798
2.000% due 11/07/24	350,000	358,902
3.500% due 11/13/23	250,000	261,660
Suncor Energy, Inc. (Canada) 2.800% due 05/15/23	65,000	66,519
Total Capital Canada Ltd. (France) 2.750% due 07/15/23	400,000	411,132
Total Capital International SA (France) 2.700% due 01/25/23	250,000	255,186
TransCanada PipeLines Ltd. (Canada)
1.000% due 10/12/24	400,000	396,718
3.750% due 10/16/23	350,000	364,392
Williams Cos., Inc.
3.600% due 03/15/22	250,000	250,227
4.300% due 03/04/24	200,000	211,149
4.500% due 11/15/23	250,000	263,485

		16,603,509

Financial - 47.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.150% due 10/29/23	360,000	358,580
1.650% due 10/29/24	685,000	684,108
1.750% due 10/29/24	285,000	284,491
3.300% due 01/23/23	300,000	306,383
4.875% due 01/16/24	350,000	372,382
Affiliated Managers Group, Inc. 4.250% due 02/15/24	350,000	371,969
Aflac, Inc. 3.625% due 11/15/24	250,000	267,129
Air Lease Corp.
0.700% due 02/15/24	200,000	196,926
0.800% due 08/18/24	85,000	83,312
2.250% due 01/15/23	250,000	253,171
2.625% due 07/01/22	200,000	201,628
3.500% due 01/15/22	350,000	350,311
Aircastle Ltd. 4.400% due 09/25/23	250,000	262,048
Allstate Corp. 3.150% due 06/15/23	250,000	258,546
Ally Financial, Inc.
1.450% due 10/02/23	65,000	65,325
3.050% due 06/05/23	135,000	138,456
4.125% due 02/13/22	400,000	401,590
5.125% due 09/30/24	350,000	382,680
American Express Co.
0.750% due 11/03/23	400,000	398,937

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.000% due 10/30/24	$250,000	$262,170
3.400% due 02/27/23	350,000	360,193
3.700% due 08/03/23	750,000	782,254
American Tower Corp. REIT
3.000% due 06/15/23	200,000	205,710
3.375% due 05/15/24	750,000	783,555
3.500% due 01/31/23	250,000	256,776
Ares Capital Corp. 4.200% due 06/10/24	250,000	263,956
AvalonBay Communities, Inc. REIT 3.500% due 11/15/24	250,000	264,655
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	200,000	199,275
Banco Santander SA (Spain)
0.701% due 06/30/24	715,000	711,425
3.125% due 02/23/23	200,000	204,762
3.848% due 04/12/23	200,000	206,932
Bank of America Corp.
0.523% due 06/14/24	350,000	347,790
0.810% due 10/24/24	2,250,000	2,235,942
0.976% due 04/22/25	1,250,000	1,240,614
0.981% due 09/25/25	500,000	494,241
1.486% due 05/19/24	250,000	251,891
1.530% due 12/06/25	350,000	350,795
2.456% due 10/22/25	500,000	513,860
3.300% due 01/11/23	900,000	924,869
3.550% due 03/05/24	750,000	772,462
3.864% due 07/23/24	1,150,000	1,198,566
4.200% due 08/26/24	500,000	536,271
Bank of Montreal (Canada)
0.400% due 09/15/23	170,000	168,836
0.450% due 12/08/23	430,000	426,029
0.625% due 07/09/24	1,035,000	1,021,463
Bank of New York Mellon Corp.
0.350% due 12/07/23	415,000	411,741
0.500% due 04/26/24	250,000	247,067
0.850% due 10/25/24	200,000	198,435
1.850% due 01/27/23	480,000	486,730
3.450% due 08/11/23	500,000	521,149
3.500% due 04/28/23	250,000	258,976
Bank of Nova Scotia (Canada)
0.400% due 09/15/23	200,000	198,493
0.550% due 09/15/23	150,000	149,193
0.650% due 07/31/24	485,000	479,189
0.700% due 04/15/24	250,000	247,917
1.625% due 05/01/23	250,000	252,887
1.950% due 02/01/23	500,000	505,899
3.400% due 02/11/24	250,000	262,431
Barclays PLC (United Kingdom)
1.007% due 12/10/24	345,000	342,637
3.684% due 01/10/23	250,000	250,117
3.932% due 05/07/25	750,000	789,159
4.338% due 05/16/24	450,000	468,587
Berkshire Hathaway, Inc. 3.000% due 02/11/23	300,000	307,760
BGC Partners, Inc. 5.375% due 07/24/23	250,000	263,929
Blackstone Private Credit Fund
1.750% due 09/15/24 ~	250,000	246,049
2.350% due 11/22/24 ~	200,000	199,978
Blackstone Secured Lending Fund 3.650% due 07/14/23	100,000	103,113
BNP Paribas SA (France)
3.250% due 03/03/23	200,000	205,990
4.250% due 10/15/24	250,000	269,804
BPCE SA (France) 4.000% due 04/15/24	350,000	372,764
Canadian Imperial Bank of Commerce (Canada)
0.450% due 06/22/23	185,000	183,844
0.500% due 12/14/23	250,000	247,027

	Principal Amount	Value
0.950% due 06/23/23	$440,000	$440,662
1.000% due 10/18/24	150,000	148,766
3.100% due 04/02/24	250,000	260,764
3.500% due 09/13/23	250,000	261,444
Capital One Bank USA NA 3.375% due 02/15/23	1,050,000	1,079,360
Capital One Financial Corp.
1.343% due 12/06/24	160,000	161,036
2.600% due 05/11/23	342,000	349,506
3.300% due 10/30/24	400,000	421,257
CC Holdings GS V LLC/Crown Castle GS III Corp. REIT 3.849% due 04/15/23	450,000	465,818
Charles Schwab Corp.
0.750% due 03/18/24	400,000	398,410
2.650% due 01/25/23	250,000	254,680
Chubb INA Holdings, Inc. 3.350% due 05/15/24	250,000	263,748
Citigroup, Inc.
0.776% due 10/30/24	1,250,000	1,243,080
0.981% due 05/01/25	850,000	843,733
1.281% due 11/03/25	650,000	648,659
1.678% due 05/15/24	750,000	758,558
3.352% due 04/24/25	250,000	261,174
3.500% due 05/15/23	250,000	258,530
4.044% due 06/01/24	200,000	208,507
Comerica, Inc. 3.700% due 07/31/23	250,000	260,248
Cooperatieve Rabobank UA (Netherlands) 0.375% due 01/12/24	435,000	429,492
Credit Suisse AG (Switzerland)
0.495% due 02/02/24	290,000	286,636
0.520% due 08/09/23	350,000	347,637
1.000% due 05/05/23	1,100,000	1,103,225
3.625% due 09/09/24	250,000	265,261
Crown Castle International Corp. REIT 3.150% due 07/15/23	200,000	206,095
3.200% due 09/01/24	250,000	261,093
CyrusOne LP/CyrusOne Finance Corp. 2.900% due 11/15/24	250,000	258,316
Deutsche Bank AG (Germany)
0.898% due 05/28/24	400,000	396,690
0.962% due 11/08/23	150,000	149,795
1.447% due 04/01/25	250,000	248,574
2.222% due 09/18/24	900,000	911,952
3.300% due 11/16/22	350,000	357,328
3.950% due 02/27/23	100,000	103,143
3.961% due 11/26/25	250,000	264,173
Discover Bank
3.350% due 02/06/23	350,000	358,460
4.200% due 08/08/23	300,000	315,178
E*TRADE Financial Corp. 2.950% due 08/24/22	200,000	202,841
Equinix, Inc. 2.625% due 11/18/24	250,000	257,763
Fifth Third Bancorp
1.625% due 05/05/23	90,000	90,905
3.650% due 01/25/24	500,000	524,050
Fifth Third Bank NA 1.800% due 01/30/23	300,000	303,115
First Horizon Corp. 3.550% due 05/26/23	100,000	103,071
First Republic Bank 1.912% due 02/12/24	250,000	252,743
FNB Corp. 2.200% due 02/24/23	35,000	35,305
FS KKR Capital Corp.
1.650% due 10/12/24	200,000	196,335
4.625% due 07/15/24	250,000	263,286
Goldman Sachs Group, Inc.
0.523% due 03/08/23	220,000	219,350

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
0.657% due 09/10/24	$850,000	$843,184
0.673% due 03/08/24	1,100,000	1,095,319
0.925% due 10/21/24	350,000	348,634
1.217% due 12/06/23	250,000	250,690
3.200% due 02/23/23	1,050,000	1,077,119
3.625% due 01/22/23	500,000	515,060
3.850% due 07/08/24	500,000	529,323
4.000% due 03/03/24	500,000	530,415
HSBC Holdings PLC (United Kingdom)
0.732% due 08/17/24	200,000	198,288
0.976% due 05/24/25	1,100,000	1,087,277
1.162% due 11/22/24	300,000	299,235
2.633% due 11/07/25	350,000	359,222
3.600% due 05/25/23	400,000	414,943
3.803% due 03/11/25	750,000	787,421
3.950% due 05/18/24	650,000	674,301
Huntington National Bank 3.550% due 10/06/23	500,000	522,062
ING Groep NV (Netherlands)
3.550% due 04/09/24	500,000	524,392
4.100% due 10/02/23	250,000	263,257
Intercontinental Exchange, Inc.
0.700% due 06/15/23	570,000	568,902
4.000% due 10/15/23	323,000	339,900
International Lease Finance Corp. 5.875% due 08/15/22	500,000	515,513
JPMorgan Chase & Co.
0.563% due 02/16/25	750,000	739,489
0.653% due 09/16/24	400,000	398,280
0.697% due 03/16/24	500,000	498,913
0.768% due 08/09/25	665,000	654,840
0.824% due 06/01/25	755,000	746,585
0.969% due 06/23/25	750,000	743,107
1.514% due 06/01/24	1,300,000	1,310,299
1.561% due 12/10/25	1,000,000	1,001,625
2.301% due 10/15/25	250,000	255,840
3.200% due 01/25/23	200,000	205,469
3.220% due 03/01/25	250,000	260,029
3.559% due 04/23/24	750,000	775,275
3.797% due 07/23/24	600,000	625,529
4.023% due 12/05/24	850,000	896,606
KeyBank NA
0.423% due 01/03/24	250,000	249,135
0.433% due 06/14/24	250,000	248,267
1.250% due 03/10/23	250,000	251,560
Lincoln National Corp. 4.000% due 09/01/23	250,000	262,189
Lloyds Banking Group PLC (United Kingdom)
0.695% due 05/11/24	200,000	199,267
3.870% due 07/09/25	250,000	264,244
3.900% due 03/12/24	250,000	264,210
4.050% due 08/16/23	750,000	786,028
4.500% due 11/04/24	250,000	269,506
Main Street Capital Corp. 5.200% due 05/01/24	250,000	266,664
Marsh & McLennan Cos., Inc. 3.875% due 03/15/24	250,000	264,540
MetLife, Inc. 4.368% due 09/15/23	250,000	264,573
Mitsubishi UFJ Financial Group, Inc. (Japan)
0.848% due 09/15/24	850,000	846,141
0.962% due 10/11/25	350,000	345,345
2.801% due 07/18/24	1,000,000	1,037,110
3.407% due 03/07/24	250,000	261,843
3.761% due 07/26/23	250,000	260,816
Mizuho Financial Group, Inc. (Japan)
0.849% due 09/08/24	200,000	199,042
1.241% due 07/10/24	650,000	651,802
3.549% due 03/05/23	400,000	412,590

	Principal Amount	Value
Morgan Stanley
0.529% due 01/25/24	$750,000	$747,591
0.731% due 04/05/24	480,000	478,640
0.790% due 05/30/25	750,000	740,595
0.791% due 01/22/25	1,000,000	990,321
0.864% due 10/21/25	750,000	739,817
1.164% due 10/21/25	555,000	550,957
3.125% due 01/23/23	350,000	358,939
3.737% due 04/24/24	1,200,000	1,241,824
3.750% due 02/25/23	500,000	517,290
3.875% due 04/29/24	500,000	530,345
4.100% due 05/22/23	350,000	364,665
Nasdaq, Inc. 4.250% due 06/01/24	350,000	372,067
National Australia Bank Ltd. (Australia) 3.625% due 06/20/23	250,000	260,334
National Bank of Canada (Canada)
0.550% due 11/15/24	350,000	346,076
0.750% due 08/06/24	250,000	246,743
2.100% due 02/01/23	250,000	253,432
Natwest Group PLC (United Kingdom)
2.359% due 05/22/24	200,000	203,258
3.875% due 09/12/23	1,220,000	1,272,679
4.269% due 03/22/25	500,000	529,339
4.519% due 06/25/24	300,000	313,944
5.125% due 05/28/24	350,000	377,591
Old Republic International Corp. 4.875% due 10/01/24	150,000	163,495
Omega Healthcare Investors, Inc. REIT 4.375% due 08/01/23	52,000	54,283
ORIX Corp. (Japan) 2.900% due 07/18/22	200,000	202,341
Owl Rock Capital Corp. 5.250% due 04/15/24	350,000	373,413
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	190,000	194,887
PNC Bank NA 2.500% due 08/27/24	500,000	516,562
PNC Financial Services Group, Inc.
2.854% due 11/09/22	200,000	203,800
3.500% due 01/23/24	250,000	261,890
Prudential Financial, Inc. 5.625% due 06/15/43	200,000	208,146
Royal Bank of Canada (Canada)
0.425% due 01/19/24	645,000	637,372
0.500% due 10/26/23	520,000	517,087
0.650% due 07/29/24	200,000	197,283
0.750% due 10/07/24	500,000	495,213
1.600% due 04/17/23	500,000	505,762
1.950% due 01/17/23	150,000	152,050
Santander Holdings USA, Inc.
3.500% due 06/07/24	250,000	260,725
3.700% due 03/28/22	500,000	502,160
Santander UK Group Holdings PLC (United Kingdom)
1.089% due 03/15/25	1,000,000	991,248
4.796% due 11/15/24	350,000	371,635
Simon Property Group LP REIT 3.375% due 10/01/24	350,000	368,375
Sixth Street Specialty Lending, Inc. 3.875% due 11/01/24	350,000	366,218
SL Green Operating Partnership LP REIT 3.250% due 10/15/22	250,000	254,116
Sumitomo Mitsui Banking Corp. (Japan)
3.000% due 01/18/23	250,000	255,707
3.950% due 07/19/23	250,000	261,837
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.508% due 01/12/24	650,000	642,868
2.448% due 09/27/24	350,000	360,190
3.102% due 01/17/23	1,000,000	1,023,976

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Svenska Handelsbanken AB (Sweden) 3.900% due 11/20/23	$300,000	$316,899
Synchrony Financial 4.250% due 08/15/24	500,000	529,882
Toronto-Dominion Bank (Canada)
0.250% due 01/06/23	210,000	209,449
0.300% due 06/02/23	250,000	248,516
0.450% due 09/11/23	500,000	497,123
0.550% due 03/04/24	250,000	247,403
0.700% due 09/10/24	500,000	493,792
0.750% due 06/12/23	165,000	165,056
1.250% due 12/13/24	130,000	130,241
2.650% due 06/12/24	500,000	518,924
3.500% due 07/19/23	200,000	208,483
Truist Bank
1.250% due 03/09/23	750,000	754,716
2.150% due 12/06/24	750,000	773,186
Truist Financial Corp.
2.200% due 03/16/23	400,000	406,831
2.500% due 08/01/24	250,000	258,195
3.750% due 12/06/23	250,000	262,862
US Bancorp
3.375% due 02/05/24	250,000	262,186
3.600% due 09/11/24	500,000	531,400
US Bank NA
1.950% due 01/09/23	500,000	506,547
3.400% due 07/24/23	250,000	260,030
Wells Fargo & Co.
0.805% due 05/19/25	310,000	306,635
1.654% due 06/02/24	1,010,000	1,018,881
2.406% due 10/30/25	250,000	256,407
3.300% due 09/09/24	250,000	263,093
3.450% due 02/13/23	150,000	154,372
3.750% due 01/24/24	500,000	525,216
4.125% due 08/15/23	1,250,000	1,311,375
Welltower, Inc. REIT 3.625% due 03/15/24	500,000	526,116
Westpac Banking Corp. (Australia)
1.019% due 11/18/24	135,000	134,708
2.000% due 01/13/23	560,000	568,511
3.300% due 02/26/24	500,000	524,760
Willis North America, Inc. 3.600% due 05/15/24	350,000	366,787

		110,572,764

Industrial - 6.3%
3M Co. 3.250% due 02/14/24	250,000	261,439
Agilent Technologies, Inc. 3.875% due 07/15/23	250,000	259,206
Arrow Electronics, Inc. 3.250% due 09/08/24	350,000	365,521
Berry Global, Inc. 0.950% due 02/15/24	500,000	496,120
Boeing Co.
1.167% due 02/04/23	220,000	220,027
1.433% due 02/04/24	835,000	834,112
1.950% due 02/01/24	250,000	252,964
2.700% due 05/01/22	85,000	85,510
2.850% due 10/30/24	150,000	155,451
4.508% due 05/01/23	500,000	522,381
Burlington Northern Santa Fe LLC 3.850% due 09/01/23	200,000	208,193
Canadian Pacific Railway Co. (Canada) 1.350% due 12/02/24	225,000	225,317
Carlisle Cos., Inc.
0.550% due 09/01/23	40,000	39,657
3.500% due 12/01/24	150,000	158,301

	Principal Amount	Value
Caterpillar Financial Services Corp.
0.250% due 03/01/23	$165,000	$164,622
0.450% due 09/14/23	430,000	428,216
0.450% due 05/17/24	150,000	148,221
0.600% due 09/13/24	300,000	296,084
0.650% due 07/07/23	300,000	300,086
2.150% due 11/08/24	500,000	514,813
CNH Industrial Capital LLC 1.950% due 07/02/23	330,000	334,415
CNH Industrial NV (United Kingdom) 4.500% due 08/15/23	250,000	262,720
CSX Corp. 3.400% due 08/01/24	250,000	263,116
Eaton Corp. 2.750% due 11/02/22	350,000	356,604
Fortune Brands Home & Security, Inc. 4.000% due 09/21/23	250,000	262,012
General Dynamics Corp. 3.375% due 05/15/23	150,000	155,038
Huntington Ingalls Industries, Inc. 0.670% due 08/16/23 ~	250,000	247,898
Jabil, Inc. 4.700% due 09/15/22	200,000	205,324
John Deere Capital Corp.
0.250% due 01/17/23	200,000	199,591
0.400% due 10/10/23	275,000	273,734
0.450% due 01/17/24	200,000	198,141
0.450% due 06/07/24	165,000	163,033
0.625% due 09/10/24	70,000	69,255
0.700% due 07/05/23	700,000	700,014
2.650% due 06/24/24	500,000	519,424
2.800% due 03/06/23	200,000	204,991
Johnson Controls International PLC 3.625% due 07/02/24	250,000	263,380
Keysight Technologies, Inc. 4.550% due 10/30/24	250,000	270,474
Norfolk Southern Corp. 3.000% due 04/01/22	200,000	200,350
Northrop Grumman Corp. 3.250% due 08/01/23	300,000	310,427
Owens Corning 4.200% due 12/01/24	150,000	160,519
Packaging Corp. of America 3.650% due 09/15/24	350,000	369,931
Parker-Hannifin Corp. 3.500% due 09/15/22	200,000	204,170
Precision Castparts Corp. 2.500% due 01/15/23	200,000	202,990
Republic Services, Inc. 2.500% due 08/15/24	350,000	360,391
Ryder System, Inc.
2.800% due 03/01/22	300,000	300,531
3.750% due 06/09/23	100,000	103,739
TD SYNNEX Corp. 1.250% due 08/09/24 ~	250,000	247,314
Teledyne Technologies, Inc.
0.650% due 04/01/23	200,000	199,036
0.950% due 04/01/24	200,000	198,075
Union Pacific Corp.
3.500% due 06/08/23	150,000	155,194
4.163% due 07/15/22	200,000	201,981
United Parcel Service, Inc. 2.500% due 04/01/23	200,000	204,031
Westinghouse Air Brake Technologies Corp. 4.400% due 03/15/24	211,000	223,316

		14,527,400

Technology - 7.3%
Adobe, Inc. 1.700% due 02/01/23	95,000	96,072

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Apple, Inc.
0.750% due 05/11/23	$1,345,000	$1,349,092
2.100% due 09/12/22	250,000	252,917
2.300% due 05/11/22	500,000	502,584
2.400% due 05/03/23	200,000	204,829
2.850% due 02/23/23	350,000	357,389
3.450% due 05/06/24	500,000	529,109
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625% due 01/15/24	500,000	523,252
Dell International LLC/EMC Corp.
4.000% due 07/15/24	500,000	530,833
5.450% due 06/15/23	227,000	239,540
Fidelity National Information Services, Inc.
0.375% due 03/01/23	100,000	99,532
0.600% due 03/01/24	335,000	329,933
Fiserv, Inc.
2.750% due 07/01/24	350,000	362,221
3.800% due 10/01/23	350,000	366,006
Genpact Luxembourg SARL 3.375% due 12/01/24	250,000	263,407
Hewlett Packard Enterprise Co.
1.450% due 04/01/24	250,000	251,732
2.250% due 04/01/23	200,000	203,095
4.450% due 10/02/23	500,000	527,809
HP, Inc. 4.050% due 09/15/22	300,000	306,419
Intel Corp. 2.700% due 12/15/22	400,000	408,354
International Business Machines Corp.
3.000% due 05/15/24	1,100,000	1,149,687
3.375% due 08/01/23	250,000	259,802
3.625% due 02/12/24	250,000	263,657
Intuit, Inc. 0.650% due 07/15/23	65,000	64,825
KLA Corp. 4.650% due 11/01/24	250,000	271,203
Leidos, Inc. 2.950% due 05/15/23	35,000	35,926
Marvell Technology, Inc. 4.200% due 06/22/23	250,000	259,893
Microchip Technology, Inc. 4.333% due 06/01/23	200,000	208,536
Microsoft Corp.
2.000% due 08/08/23	1,000,000	1,019,328
2.375% due 05/01/23	250,000	255,352
2.875% due 02/06/24	350,000	364,460
NXP BV/NXP Funding LLC (China) 4.875% due 03/01/24 ~	500,000	537,368
Oracle Corp.
2.400% due 09/15/23	600,000	612,107
2.625% due 02/15/23	250,000	254,507
2.950% due 11/15/24	700,000	728,453
3.400% due 07/08/24	700,000	732,216
QUALCOMM, Inc. 2.600% due 01/30/23	350,000	356,614
salesforce.com, Inc.
0.625% due 07/15/24	695,000	688,921
3.250% due 04/11/23	200,000	206,350
VMware, Inc.
0.600% due 08/15/23	145,000	144,035
1.000% due 08/15/24	155,000	153,593
2.950% due 08/21/22	350,000	354,160
Xilinx, Inc. 2.950% due 06/01/24	350,000	362,443

		16,987,561

Utilities - 4.8%
Ameren Corp. 2.500% due 09/15/24	500,000	513,717
American Electric Power Co., Inc. 0.750% due 11/01/23	185,000	183,807

	Principal Amount	Value
Atmos Energy Corp. 0.625% due 03/09/23	$85,000	$84,696
Avangrid, Inc. 3.150% due 12/01/24	250,000	261,900
Berkshire Hathaway Energy Co. 2.800% due 01/15/23	300,000	305,602
Black Hills Corp. 1.037% due 08/23/24	135,000	133,392
CenterPoint Energy Resources Corp. 0.700% due 03/02/23	115,000	114,501
Connecticut Light & Power Co. 2.500% due 01/15/23	350,000	354,962
Consolidated Edison, Inc. 0.650% due 12/01/23	200,000	198,456
Consumers Energy Co. 0.350% due 06/01/23	125,000	124,206
Dominion Energy, Inc. 3.071% due 08/15/24	250,000	258,936
Duke Energy Corp. 3.750% due 04/15/24	500,000	525,339
Eastern Energy Gas Holdings LLC 2.500% due 11/15/24	250,000	257,573
Emera US Finance LP 0.833% due 06/15/24	350,000	343,698
Entergy Louisiana LLC
0.620% due 11/17/23	250,000	248,083
0.950% due 10/01/24	145,000	143,491
ITC Holdings Corp. 2.700% due 11/15/22	200,000	203,137
MidAmerican Energy Co. 3.500% due 10/15/24	250,000	264,324
National Rural Utilities Cooperative Finance Corp.
0.350% due 02/08/24	95,000	93,584
1.000% due 10/18/24	315,000	312,406
NextEra Energy Capital Holdings, Inc. 0.650% due 03/01/23	955,000	953,273
Oncor Electric Delivery Co. LLC 4.100% due 06/01/22	250,000	251,483
ONE Gas, Inc.
0.850% due 03/11/23	250,000	249,776
1.100% due 03/11/24	250,000	248,760
Pacific Gas and Electric Co. 1.367% due 03/10/23	335,000	332,997
1.700% due 11/15/23	105,000	105,292
4.250% due 08/01/23	250,000	258,903
Public Service Co. of New Hampshire 3.500% due 11/01/23	250,000	260,377
Public Service Enterprise Group, Inc.
0.841% due 11/08/23	125,000	124,563
2.875% due 06/15/24	500,000	517,992
Southern California Edison Co.
0.700% due 04/03/23	155,000	154,294
0.700% due 08/01/23	125,000	124,261
0.975% due 08/01/24	525,000	520,315
1.100% due 04/01/24	255,000	254,159
Southern Co.
0.600% due 02/26/24	115,000	113,574
2.950% due 07/01/23	500,000	512,223
Southern Co. Gas Capital Corp. 2.450% due 10/01/23	350,000	357,429
WEC Energy Group, Inc.
0.550% due 09/15/23	250,000	248,110
0.800% due 03/15/24	125,000	123,780
Xcel Energy, Inc. 0.500% due 10/15/23	580,000	576,342

		11,213,713

Total Corporate Bonds & Notes (Cost $232,027,767)		231,257,521

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value

SHORT-TERM INVESTMENT - 2.8%
Money Market Fund - 2.8%
BlackRock Liquidity Funds T-Fund Institutional 0.000%	6,600,087	$6,600,087

Total Short-Term Investment (Cost $6,600,087)		6,600,087

TOTAL INVESTMENTS - 102.2% (Cost $238,627,854)		237,857,608

OTHER ASSETS & LIABILITIES, NET - (2.2%)		(5,069,951)

NET ASSETS - 100.0%		$232,787,657

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	47.5%
Consumer, Non-Cyclical	12.9%
Technology	7.3%
Energy	7.1%
Consumer, Cyclical	6.9%
Industrial	6.3%
Communications	5.1%
Utilities	4.8%
Others (each less than 3.0%)	4.3%

	102.2%
Other Assets & Liabilities, Net	(2.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$231,257,521	$-	$231,257,521	$-
	Short-Term Investment	6,600,087	6,600,087	-	-

	Total	$237,857,608	$6,600,087	$231,257,521	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 27.4%
Basic Materials - 0.6%
Air Products & Chemicals, Inc. 3.350% due 07/31/24	$100,000	$105,159
Albemarle Corp. 5.450% due 12/01/44	50,000	65,280
Celanese US Holdings LLC 1.400% due 08/05/26	25,000	24,419
Dow Chemical Co. 2.100% due 11/15/30	250,000	246,074
3.600% due 11/15/50	250,000	271,474
4.250% due 10/01/34	141,000	163,008
4.800% due 05/15/49	65,000	82,901
DuPont de Nemours, Inc. 4.493% due 11/15/25	100,000	110,584
4.725% due 11/15/28	150,000	173,889
5.319% due 11/15/38	65,000	83,904
5.419% due 11/15/48	75,000	105,206
Eastman Chemical Co. 3.800% due 03/15/25	100,000	106,870
4.650% due 10/15/44	50,000	59,938
4.800% due 09/01/42	100,000	120,076
Ecolab, Inc. 0.900% due 12/15/23	35,000	35,055
1.650% due 02/01/27	100,000	100,510
2.125% due 02/01/32	100,000	99,284
2.700% due 12/15/51	100,000	98,424
Fibria Overseas Finance Ltd. (Brazil) 5.500% due 01/17/27	50,000	56,113
FMC Corp. 4.100% due 02/01/24	50,000	52,450
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	154,936
Huntsman International LLC 4.500% due 05/01/29	45,000	49,790
International Paper Co.
4.350% due 08/15/48	54,000	66,323
6.000% due 11/15/41	200,000	276,865
Kinross Gold Corp. (Canada) 5.950% due 03/15/24	100,000	108,544
Linde, Inc.
1.100% due 08/10/30	50,000	46,763
2.000% due 08/10/50	30,000	26,273
LYB International Finance III LLC
1.250% due 10/01/25	20,000	19,683
2.250% due 10/01/30	25,000	24,896
3.375% due 10/01/40	30,000	31,312
3.625% due 04/01/51	40,000	42,450
3.800% due 10/01/60	30,000	31,790
4.200% due 05/01/50	300,000	347,670
LyondellBasell Industries NV 4.625% due 02/26/55	75,000	91,712
Mosaic Co. 5.450% due 11/15/33	163,000	202,424
NewMarket Corp. 2.700% due 03/18/31	100,000	99,695
Newmont Corp.
2.250% due 10/01/30	65,000	64,164
2.600% due 07/15/32	100,000	100,304
5.875% due 04/01/35	100,000	130,116
Nucor Corp.
2.000% due 06/01/25	250,000	255,113
2.979% due 12/15/55	25,000	24,639
4.000% due 08/01/23	25,000	26,068
Nutrien Ltd. (Canada)
1.900% due 05/13/23	15,000	15,197
2.950% due 05/13/30	50,000	52,676
4.200% due 04/01/29	55,000	62,102
5.250% due 01/15/45	139,000	185,589

	Principal Amount	Value
PPG Industries, Inc.
1.200% due 03/15/26	$70,000	$68,532
2.800% due 08/15/29	50,000	52,143
Reliance Steel & Aluminum Co. 1.300% due 08/15/25	40,000	39,411
Rio Tinto Finance USA Ltd. (Australia) 2.750% due 11/02/51	50,000	49,664
7.125% due 07/15/28	50,000	65,238
Rio Tinto Finance USA PLC (Australia) 4.750% due 03/22/42	200,000	257,239
RPM International, Inc. 5.250% due 06/01/45	50,000	64,486
Sherwin-Williams Co.
3.125% due 06/01/24	25,000	26,110
3.450% due 06/01/27	60,000	64,962
3.950% due 01/15/26	150,000	163,482
4.000% due 12/15/42	50,000	57,381
4.500% due 06/01/47	29,000	36,233
Southern Copper Corp. (Peru)
5.250% due 11/08/42	150,000	189,059
7.500% due 07/27/35	50,000	71,512
Steel Dynamics, Inc.
1.650% due 10/15/27	10,000	9,792
2.400% due 06/15/25	15,000	15,359
3.250% due 01/15/31	40,000	42,226
3.250% due 10/15/50	20,000	20,215
Suzano Austria GmbH (Brazil)
2.500% due 09/15/28	40,000	38,650
3.125% due 01/15/32	40,000	38,769
3.750% due 01/15/31	125,000	127,249
Teck Resources Ltd. (Canada) 3.900% due 07/15/30	250,000	268,889
Vale Overseas Ltd. (Brazil)
6.875% due 11/21/36	150,000	199,572
8.250% due 01/17/34	100,000	141,218
Westlake Chemical Corp. 4.375% due 11/15/47	100,000	117,887

		6,922,990

Communications - 2.8%
Alibaba Group Holding Ltd. (China)
2.700% due 02/09/41	350,000	320,075
3.600% due 11/28/24	200,000	210,512
Alphabet, Inc.
0.800% due 08/15/27	150,000	145,322
1.900% due 08/15/40	150,000	136,894
1.998% due 08/15/26	200,000	206,316
2.250% due 08/15/60	150,000	134,146
Amazon.com, Inc.
0.250% due 05/12/23	35,000	34,831
0.450% due 05/12/24	45,000	44,578
0.800% due 06/03/25	565,000	558,983
1.000% due 05/12/26	100,000	99,119
1.500% due 06/03/30	85,000	82,464
1.650% due 05/12/28	100,000	100,235
2.100% due 05/12/31	100,000	101,455
2.400% due 02/22/23	200,000	203,761
2.500% due 06/03/50	40,000	38,195
2.700% due 06/03/60	300,000	290,062
2.875% due 05/12/41	100,000	104,041
3.100% due 05/12/51	100,000	107,028
3.250% due 05/12/61	100,000	107,959
3.875% due 08/22/37	195,000	229,579
4.050% due 08/22/47	70,000	85,075
4.250% due 08/22/57	100,000	128,413
5.200% due 12/03/25	50,000	56,942
America Movil SAB de CV (Mexico)
2.875% due 05/07/30	200,000	207,672
6.375% due 03/01/35	125,000	173,290

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
AT&T, Inc.
1.650% due 02/01/28	$300,000	$293,905
2.250% due 02/01/32	165,000	159,618
2.300% due 06/01/27	550,000	559,965
2.550% due 12/01/33	250,000	244,801
2.750% due 06/01/31	100,000	102,134
3.500% due 06/01/41	400,000	411,969
3.500% due 09/15/53	197,000	199,124
3.550% due 09/15/55	433,000	435,303
3.650% due 06/01/51	350,000	363,269
3.650% due 09/15/59	121,000	122,434
3.800% due 12/01/57	200,000	208,687
3.850% due 06/01/60	45,000	47,141
4.125% due 02/17/26	300,000	327,534
4.250% due 03/01/27	100,000	111,003
4.300% due 12/15/42	393,000	444,687
4.350% due 03/01/29	150,000	168,634
4.350% due 06/15/45	177,000	199,990
4.500% due 05/15/35	90,000	104,133
4.550% due 03/09/49	100,000	119,400
4.850% due 03/01/39	70,000	83,825
5.350% due 09/01/40	161,000	204,374
Baidu, Inc. (China)
1.625% due 02/23/27	200,000	194,851
2.375% due 08/23/31	200,000	192,839
Bell Canada (Canada) 4.464% due 04/01/48	65,000	80,619
Bell Telephone Co. of Canada or Bell Canada (Canada)
2.150% due 02/15/32	40,000	39,058
3.200% due 02/15/52	20,000	20,450
Booking Holdings, Inc.
3.600% due 06/01/26	50,000	53,966
4.625% due 04/13/30	200,000	233,934
British Telecommunications PLC (United Kingdom)
5.125% due 12/04/28	200,000	226,695
9.625% due 12/15/30	50,000	73,295
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% due 06/01/41	60,000	58,604
3.750% due 02/15/28	100,000	107,216
3.850% due 04/01/61	335,000	316,860
3.900% due 06/01/52	175,000	175,824
4.200% due 03/15/28	200,000	219,206
4.400% due 12/01/61	100,000	103,704
4.500% due 02/01/24	100,000	106,398
4.908% due 07/23/25	150,000	165,300
5.125% due 07/01/49	100,000	116,273
5.375% due 05/01/47	50,000	59,815
6.384% due 10/23/35	70,000	90,560
6.484% due 10/23/45	165,000	225,813
6.834% due 10/23/55	50,000	71,755
Cisco Systems, Inc.
2.600% due 02/28/23	50,000	51,148
2.950% due 02/28/26	50,000	53,192
3.625% due 03/04/24	325,000	344,971
Comcast Corp.
1.500% due 02/15/31	700,000	661,506
1.950% due 01/15/31	140,000	137,333
2.350% due 01/15/27	40,000	41,456
2.450% due 08/15/52	100,000	89,807
2.800% due 01/15/51	55,000	53,136
2.987% due 11/01/63 ~	101,000	96,075
3.300% due 02/01/27	100,000	107,503
3.400% due 07/15/46	55,000	58,399
3.700% due 04/15/24	85,000	90,351
3.750% due 04/01/40	155,000	173,856
3.950% due 10/15/25	100,000	109,261

	Principal Amount	Value
3.999% due 11/01/49	$211,000	$245,108
4.000% due 08/15/47	100,000	115,311
4.049% due 11/01/52	97,000	113,598
4.150% due 10/15/28	95,000	107,915
4.250% due 10/15/30	420,000	485,217
4.400% due 08/15/35	77,000	92,417
4.600% due 10/15/38	85,000	103,319
4.700% due 10/15/48	325,000	414,816
4.750% due 03/01/44	300,000	375,413
4.950% due 10/15/58	80,000	110,830
Corning, Inc.
4.375% due 11/15/57	100,000	119,244
4.700% due 03/15/37	50,000	59,150
5.350% due 11/15/48	100,000	138,245
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	269,168
Discovery Communications LLC
3.450% due 03/15/25	100,000	104,992
3.625% due 05/15/30	250,000	267,556
3.800% due 03/13/24	100,000	104,946
3.950% due 03/20/28	60,000	65,261
4.000% due 09/15/55	118,000	124,894
5.200% due 09/20/47	30,000	37,274
eBay, Inc.
1.900% due 03/11/25	50,000	50,599
2.700% due 03/11/30	100,000	102,327
2.750% due 01/30/23	50,000	51,117
3.600% due 06/05/27	50,000	54,406
Expedia Group, Inc.
3.800% due 02/15/28	50,000	53,502
4.500% due 08/15/24	200,000	213,845
Fox Corp.
3.050% due 04/07/25	150,000	157,573
5.576% due 01/25/49	200,000	273,636
Interpublic Group of Cos., Inc.
2.400% due 03/01/31	100,000	99,838
3.375% due 03/01/41	70,000	72,173
JD.com, Inc. (China) 4.125% due 01/14/50	200,000	212,225
Juniper Networks, Inc. 3.750% due 08/15/29	100,000	108,341
Motorola Solutions, Inc.
2.750% due 05/24/31	100,000	100,284
4.600% due 02/23/28	100,000	112,995
Omnicom Group, Inc. 2.600% due 08/01/31	100,000	101,444
Omnicom Group, Inc./Omnicom Capital, Inc. 3.600% due 04/15/26	50,000	53,659
Orange SA (France)
5.375% due 01/13/42	150,000	197,849
9.000% due 03/01/31	50,000	76,699
Rogers Communications, Inc. (Canada)
4.300% due 02/15/48	85,000	97,510
4.350% due 05/01/49	75,000	87,133
4.500% due 03/15/43	25,000	28,754
5.000% due 03/15/44	100,000	123,654
T-Mobile USA, Inc.
2.250% due 11/15/31	50,000	48,572
2.400% due 03/15/29 ~	25,000	25,264
2.550% due 02/15/31	300,000	298,731
2.700% due 03/15/32 ~	55,000	55,401
3.000% due 02/15/41	20,000	19,562
3.300% due 02/15/51	50,000	48,949
3.400% due 10/15/52 ~	150,000	149,587
3.500% due 04/15/25	200,000	212,041
3.600% due 11/15/60	220,000	218,516
3.875% due 04/15/30	300,000	328,418
4.500% due 04/15/50	200,000	234,418

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Telefonica Emisiones SA (Spain)
5.213% due 03/08/47	$150,000	$186,679
7.045% due 06/20/36	150,000	214,268
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	353,436
TELUS Corp. (Canada) 4.600% due 11/16/48	100,000	127,580
Thomson Reuters Corp. (Canada)
5.650% due 11/23/43	150,000	207,465
5.850% due 04/15/40	25,000	35,026
Time Warner Cable LLC
5.875% due 11/15/40	150,000	187,547
6.550% due 05/01/37	100,000	131,046
6.750% due 06/15/39	50,000	68,246
7.300% due 07/01/38	150,000	212,663
VeriSign, Inc. 2.700% due 06/15/31	80,000	80,515
Verizon Communications, Inc.
0.750% due 03/22/24	535,000	533,073
0.850% due 11/20/25	100,000	97,640
1.450% due 03/20/26	40,000	39,834
1.500% due 09/18/30	90,000	84,538
1.750% due 01/20/31	100,000	94,765
2.100% due 03/22/28	60,000	60,158
2.355% due 03/15/32 ~	350,000	345,261
2.550% due 03/21/31	140,000	141,393
2.650% due 11/20/40	450,000	428,365
2.850% due 09/03/41	45,000	44,482
2.875% due 11/20/50	100,000	95,169
2.987% due 10/30/56	683,000	648,042
3.000% due 11/20/60	90,000	85,338
3.150% due 03/22/30	500,000	529,547
3.376% due 02/15/25	200,000	213,020
3.400% due 03/22/41	580,000	608,310
3.550% due 03/22/51	55,000	59,367
3.700% due 03/22/61	45,000	48,890
4.000% due 03/22/50	250,000	287,827
4.125% due 03/16/27	300,000	333,708
4.272% due 01/15/36	57,000	66,976
ViacomCBS, Inc.
2.900% due 01/15/27	50,000	52,104
3.375% due 02/15/28	55,000	58,589
3.875% due 04/01/24	100,000	105,371
4.200% due 05/19/32	300,000	338,833
4.375% due 03/15/43	70,000	79,819
5.900% due 10/15/40	50,000	66,806
6.875% due 04/30/36	100,000	143,356
7.875% due 07/30/30	100,000	138,276
Vodafone Group PLC (United Kingdom)
4.375% due 05/30/28	300,000	337,847
5.000% due 05/30/38	40,000	49,814
5.125% due 06/19/59	100,000	131,959
5.250% due 05/30/48	75,000	97,924
6.150% due 02/27/37	150,000	203,686
7.875% due 02/15/30	50,000	69,532
Walt Disney Co.
1.750% due 08/30/24	50,000	50,821
1.750% due 01/13/26	70,000	70,794
2.000% due 09/01/29	35,000	34,850
2.200% due 01/13/28	350,000	356,791
2.650% due 01/13/31	310,000	322,840
2.750% due 09/01/49	45,000	43,659
3.375% due 11/15/26	200,000	215,271
3.600% due 01/13/51	200,000	226,774
4.700% due 03/23/50	200,000	264,509
5.400% due 10/01/43	100,000	139,056
6.400% due 12/15/35	39,000	55,894
6.650% due 11/15/37	150,000	222,691
Weibo Corp. (China) 3.375% due 07/08/30	200,000	198,255

		32,069,897

	Principal Amount	Value
Consumer, Cyclical - 1.4%
Advance Auto Parts, Inc. 1.750% due 10/01/27	$20,000	$19,451
American Airlines Pass-Through Trust Class AA 3.200% due 12/15/29	114,675	115,580
American Honda Finance Corp.
0.750% due 08/09/24	65,000	64,304
1.200% due 07/08/25	50,000	49,845
2.000% due 03/24/28	45,000	45,480
2.900% due 02/16/24	250,000	259,498
3.625% due 10/10/23	25,000	26,219
Aptiv PLC 4.400% due 10/01/46	100,000	116,175
AutoNation, Inc. 4.500% due 10/01/25	100,000	108,878
AutoZone, Inc.
1.650% due 01/15/31	85,000	80,095
3.750% due 06/01/27	100,000	109,251
Best Buy Co., Inc. 4.450% due 10/01/28	50,000	56,461
BorgWarner, Inc. 2.650% due 07/01/27	25,000	25,847
Choice Hotels International, Inc. 3.700% due 12/01/29	25,000	26,626
Continental Airlines Pass-Through Trust Class A 4.000% due 04/29/26	18,036	18,720
Costco Wholesale Corp.
1.375% due 06/20/27	200,000	198,596
1.750% due 04/20/32	200,000	194,519
Cummins, Inc.
0.750% due 09/01/25	35,000	34,349
1.500% due 09/01/30	100,000	94,749
2.600% due 09/01/50	100,000	92,395
Daimler Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	74,426
Darden Restaurants, Inc. 3.850% due 05/01/27	130,000	140,834
Delta Air Lines Pass Through Trust Class AA
2.000% due 12/10/29	45,515	44,602
3.204% due 10/25/25	25,000	25,877
Dollar General Corp. 3.250% due 04/15/23	50,000	51,224
3.875% due 04/15/27	50,000	54,923
4.150% due 11/01/25	25,000	27,188
Dollar Tree, Inc.
2.650% due 12/01/31	100,000	100,328
4.200% due 05/15/28	45,000	50,192
DR Horton, Inc. 1.300% due 10/15/26	85,000	83,049
General Motors Co.
4.200% due 10/01/27	50,000	54,760
5.400% due 04/01/48	50,000	63,947
6.125% due 10/01/25	250,000	287,428
6.250% due 10/02/43	100,000	137,136
6.750% due 04/01/46	25,000	35,814
General Motors Financial Co., Inc.
1.250% due 01/08/26	500,000	489,710
2.700% due 06/10/31	100,000	99,750
3.500% due 11/07/24	100,000	105,053
3.600% due 06/21/30	350,000	373,675
3.700% due 05/09/23	200,000	206,025
3.950% due 04/13/24	100,000	105,280
4.000% due 10/06/26	50,000	54,024
4.150% due 06/19/23	250,000	260,095
Hasbro, Inc.
3.500% due 09/15/27	30,000	32,367
3.900% due 11/19/29	100,000	110,368

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Home Depot, Inc.
1.375% due 03/15/31	$300,000	$283,150
2.125% due 09/15/26	100,000	103,251
2.375% due 03/15/51	200,000	184,268
2.700% due 04/01/23	100,000	102,023
2.700% due 04/15/30	300,000	315,101
3.000% due 04/01/26	25,000	26,586
3.350% due 09/15/25	45,000	48,080
3.500% due 09/15/56	55,000	62,232
3.900% due 12/06/28	40,000	45,082
4.200% due 04/01/43	300,000	362,817
4.500% due 12/06/48	100,000	129,604
5.875% due 12/16/36	75,000	106,404
Hyatt Hotels Corp. 4.850% due 03/15/26	25,000	27,206
JetBlue Pass Through Trust class A 4.000% due 05/15/34	14,018	15,172
Kohl’s Corp. 5.550% due 07/17/45	50,000	58,430
Las Vegas Sands Corp.
2.900% due 06/25/25	30,000	29,943
3.200% due 08/08/24	45,000	45,843
3.500% due 08/18/26	30,000	30,399
3.900% due 08/08/29	40,000	40,319
Lear Corp.
2.600% due 01/15/32	100,000	98,597
3.550% due 01/15/52	100,000	99,175
Leggett & Platt, Inc. 3.800% due 11/15/24	50,000	52,533
Lowe’s Cos., Inc.
1.300% due 04/15/28	20,000	19,185
1.700% due 09/15/28	25,000	24,517
1.700% due 10/15/30	20,000	19,025
2.625% due 04/01/31	100,000	102,416
2.800% due 09/15/41	50,000	48,868
3.000% due 10/15/50	15,000	14,833
3.500% due 04/01/51	50,000	54,166
3.650% due 04/05/29	35,000	38,406
3.700% due 04/15/46	250,000	274,742
3.875% due 09/15/23	100,000	104,368
4.500% due 04/15/30	250,000	290,504
Magna International, Inc. (Canada) 4.150% due 10/01/25	25,000	27,194
Marriott International, Inc.
2.750% due 10/15/33	150,000	145,698
3.125% due 06/15/26	200,000	207,924
3.500% due 10/15/32	40,000	41,948
McDonald’s Corp.
3.350% due 04/01/23	25,000	25,742
3.375% due 05/26/25	100,000	106,363
3.500% due 03/01/27	50,000	54,046
3.500% due 07/01/27	300,000	325,580
3.600% due 07/01/30	100,000	110,603
3.700% due 02/15/42	200,000	221,513
3.800% due 04/01/28	25,000	27,490
4.200% due 04/01/50	150,000	182,044
4.450% due 09/01/48	10,000	12,345
4.875% due 07/15/40	10,000	12,650
Mohawk Industries, Inc. 3.625% due 05/15/30	50,000	53,676
NIKE, Inc.
2.250% due 05/01/23	27,000	27,502
2.850% due 03/27/30	350,000	372,440
3.375% due 11/01/46	200,000	223,582
3.625% due 05/01/43	25,000	28,627
O’Reilly Automotive, Inc. 4.350% due 06/01/28	100,000	112,894
PACCAR Financial Corp.
1.100% due 05/11/26	70,000	68,993
3.400% due 08/09/23	25,000	26,016

	Principal Amount	Value
PulteGroup, Inc. 5.500% due 03/01/26	$200,000	$227,604
Ralph Lauren Corp. 3.750% due 09/15/25	50,000	53,910
Ross Stores, Inc.
0.875% due 04/15/26	100,000	97,024
1.875% due 04/15/31	100,000	95,999
Sands China Ltd. (Macau) 3.800% due 01/08/26	350,000	352,168
Southwest Airlines Co. 5.250% due 05/04/25	180,000	200,078
Starbucks Corp.
2.450% due 06/15/26	50,000	51,782
3.500% due 03/01/28	100,000	108,243
3.500% due 11/15/50	200,000	215,967
3.550% due 08/15/29	100,000	109,331
3.750% due 12/01/47	35,000	38,635
4.300% due 06/15/45	35,000	41,211
4.450% due 08/15/49	100,000	123,414
Tapestry, Inc. 4.125% due 07/15/27	23,000	24,867
Target Corp.
2.250% due 04/15/25	500,000	515,647
3.375% due 04/15/29	100,000	109,628
Toyota Motor Credit Corp.
0.400% due 04/06/23	55,000	54,886
0.500% due 06/18/24	200,000	197,152
0.800% due 10/16/25	50,000	48,860
1.125% due 06/18/26	200,000	197,164
1.150% due 08/13/27	120,000	116,657
1.350% due 08/25/23	50,000	50,462
1.800% due 02/13/25	50,000	50,784
1.900% due 04/06/28	100,000	100,284
2.150% due 02/13/30	100,000	100,317
2.625% due 01/10/23	100,000	102,055
3.200% due 01/11/27	100,000	107,357
3.350% due 01/08/24	100,000	104,782
United Airlines Pass-Through Trust Class A
2.875% due 04/07/30	118,283	120,781
3.100% due 01/07/30	39,447	40,691
4.000% due 10/11/27	68,749	72,083
5.875% due 04/15/29	81,297	89,204
Walgreens Boots Alliance, Inc.
0.950% due 11/17/23	250,000	249,973
3.450% due 06/01/26	30,000	31,953
Walmart, Inc.
1.050% due 09/17/26	150,000	148,469
1.800% due 09/22/31	100,000	99,110
2.500% due 09/22/41	250,000	252,564
2.650% due 12/15/24	100,000	104,709
2.650% due 09/22/51	200,000	205,025
2.850% due 07/08/24	90,000	94,097
3.050% due 07/08/26	65,000	69,542
3.250% due 07/08/29	80,000	87,996
3.300% due 04/22/24	300,000	314,628
3.400% due 06/26/23	50,000	52,027
Whirlpool Corp.
2.400% due 05/15/31	5,000	5,012
4.600% due 05/15/50	50,000	62,000
4.750% due 02/26/29	60,000	69,327
WW Grainger, Inc.
1.850% due 02/15/25	25,000	25,484
3.750% due 05/15/46	50,000	57,306
4.600% due 06/15/45	20,000	25,652

		16,351,129

Consumer, Non-Cyclical - 4.4%
Abbott Laboratories
2.950% due 03/15/25	100,000	105,070
3.400% due 11/30/23	70,000	73,289

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.750% due 11/30/26	$227,000	$251,005
4.750% due 11/30/36	100,000	127,823
4.900% due 11/30/46	100,000	137,046
6.150% due 11/30/37	25,000	36,910
AbbVie, Inc.
2.600% due 11/21/24	80,000	83,059
2.850% due 05/14/23	50,000	51,123
2.950% due 11/21/26	455,000	479,771
3.200% due 05/14/26	100,000	106,121
3.200% due 11/21/29	175,000	187,302
3.600% due 05/14/25	175,000	186,244
3.800% due 03/15/25	70,000	74,565
4.050% due 11/21/39	70,000	80,471
4.250% due 11/21/49	300,000	361,596
4.300% due 05/14/36	50,000	59,044
4.400% due 11/06/42	125,000	149,491
4.500% due 05/14/35	160,000	191,702
4.625% due 10/01/42	100,000	122,588
4.700% due 05/14/45	50,000	62,179
4.750% due 03/15/45	330,000	412,560
Adventist Health System 3.630% due 03/01/49	15,000	16,650
Advocate Health & Hospitals Corp. 3.387% due 10/15/49	50,000	55,887
Aetna, Inc.
2.800% due 06/15/23	25,000	25,624
3.500% due 11/15/24	100,000	105,543
3.875% due 08/15/47	30,000	33,461
4.125% due 11/15/42	100,000	113,049
Altria Group, Inc.
2.350% due 05/06/25	75,000	76,818
3.400% due 05/06/30	50,000	51,786
3.400% due 02/04/41	250,000	231,017
4.400% due 02/14/26	13,000	14,333
4.450% due 05/06/50	75,000	77,552
4.500% due 05/02/43	100,000	103,862
4.800% due 02/14/29	300,000	338,670
5.800% due 02/14/39	65,000	78,243
5.950% due 02/14/49	75,000	93,793
AmerisourceBergen Corp.
3.400% due 05/15/24	100,000	104,535
3.450% due 12/15/27	50,000	53,781
Amgen, Inc.
1.900% due 02/21/25	35,000	35,681
2.200% due 02/21/27	35,000	35,850
2.300% due 02/25/31	200,000	201,346
2.450% due 02/21/30	50,000	50,944
2.770% due 09/01/53	311,000	291,364
3.200% due 11/02/27	50,000	53,925
3.375% due 02/21/50	250,000	260,754
3.625% due 05/22/24	100,000	105,376
4.400% due 05/01/45	100,000	119,615
5.150% due 11/15/41	174,000	221,777
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.650% due 02/01/26	500,000	537,283
4.700% due 02/01/36	1,025,000	1,238,942
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.625% due 02/01/44	300,000	360,457
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.500% due 06/01/30	350,000	384,037
3.750% due 07/15/42	100,000	109,260
4.000% due 04/13/28	80,000	89,038
4.375% due 04/15/38	35,000	41,061
4.439% due 10/06/48	200,000	239,646
4.500% due 06/01/50	250,000	308,841
4.600% due 04/15/48	50,000	61,274
4.750% due 01/23/29	55,000	64,074

	Principal Amount	Value
4.750% due 04/15/58	$100,000	$123,996
4.900% due 01/23/31	65,000	78,145
5.450% due 01/23/39	65,000	85,221
5.550% due 01/23/49	100,000	138,680
5.800% due 01/23/59	45,000	65,247
Anthem, Inc.
2.550% due 03/15/31	100,000	102,203
3.300% due 01/15/23	75,000	76,969
3.350% due 12/01/24	400,000	422,795
3.600% due 03/15/51	30,000	33,378
3.650% due 12/01/27	30,000	32,936
4.375% due 12/01/47	30,000	36,625
4.625% due 05/15/42	100,000	124,535
4.650% due 01/15/43	50,000	62,614
Archer-Daniels-Midland Co. 2.700% due 09/15/51	250,000	251,879
Ascension Health 3.945% due 11/15/46	70,000	85,803
Astrazeneca Finance LLC (United Kingdom)
1.200% due 05/28/26	35,000	34,588
2.250% due 05/28/31	20,000	20,162
AstraZeneca PLC (United Kingdom)
1.375% due 08/06/30	300,000	283,546
3.000% due 05/28/51	15,000	15,762
3.125% due 06/12/27	100,000	107,255
3.375% due 11/16/25	100,000	107,423
4.000% due 09/18/42	25,000	29,929
4.375% due 11/16/45	25,000	32,093
6.450% due 09/15/37	100,000	147,254
Automatic Data Processing, Inc.
1.250% due 09/01/30	40,000	37,690
1.700% due 05/15/28	40,000	39,885
3.375% due 09/15/25	25,000	26,829
Avery Dennison Corp. 2.650% due 04/30/30	30,000	30,439
Banner Health
1.897% due 01/01/31	40,000	38,983
2.913% due 01/01/51	50,000	50,683
BAT Capital Corp. (United Kingdom)
2.259% due 03/25/28	325,000	316,971
2.726% due 03/25/31	250,000	242,906
2.789% due 09/06/24	35,000	36,081
3.215% due 09/06/26	50,000	52,089
3.222% due 08/15/24	100,000	103,995
3.462% due 09/06/29	50,000	51,865
3.557% due 08/15/27	100,000	104,958
4.390% due 08/15/37	70,000	73,880
4.700% due 04/02/27	200,000	220,166
4.758% due 09/06/49	50,000	53,819
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	25,000	24,567
Baxalta, Inc.
4.000% due 06/23/25	15,000	16,189
5.250% due 06/23/45	9,000	11,990
Baxter International, Inc.
1.322% due 11/29/24 ~	100,000	99,921
1.915% due 02/01/27 ~	100,000	100,428
2.539% due 02/01/32 ~	100,000	101,134
3.950% due 04/01/30	150,000	167,158
Baylor Scott & White Holdings 2.839% due 11/15/50	200,000	200,596
Becton Dickinson & Co.
2.823% due 05/20/30	70,000	72,537
3.363% due 06/06/24	23,000	24,092
3.734% due 12/15/24	36,000	38,290
3.794% due 05/20/50	350,000	393,824
4.669% due 06/06/47	50,000	63,202
Bestfoods 7.250% due 12/15/26	200,000	252,674

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Biogen, Inc.
2.250% due 05/01/30	$55,000	$54,202
3.150% due 05/01/50	440,000	424,106
Boston Scientific Corp.
2.650% due 06/01/30	350,000	357,194
4.000% due 03/01/29	70,000	77,807
4.550% due 03/01/39	50,000	59,922
4.700% due 03/01/49	70,000	88,890
Bristol-Myers Squibb Co.
0.537% due 11/13/23	35,000	34,860
0.750% due 11/13/25	50,000	48,738
1.125% due 11/13/27	50,000	48,908
1.450% due 11/13/30	30,000	28,614
2.350% due 11/13/40	20,000	19,008
2.550% due 11/13/50	30,000	28,461
2.900% due 07/26/24	55,000	57,586
3.200% due 06/15/26	50,000	53,819
3.250% due 02/20/23	48,000	49,277
3.250% due 02/27/27	100,000	107,719
3.250% due 08/01/42	100,000	106,836
3.400% due 07/26/29	380,000	416,491
3.450% due 11/15/27	50,000	54,603
3.900% due 02/20/28	100,000	111,543
4.125% due 06/15/39	35,000	41,475
4.250% due 10/26/49	365,000	452,181
4.350% due 11/15/47	50,000	61,733
Brown-Forman Corp. 4.500% due 07/15/45	40,000	51,290
Bunge Ltd. Finance Corp.
2.750% due 05/14/31	100,000	101,596
3.250% due 08/15/26	20,000	21,120
3.750% due 09/25/27	30,000	32,571
California Institute of Technology 3.650% due 09/01/19	20,000	23,373
Campbell Soup Co.
3.650% due 03/15/23	15,000	15,468
4.150% due 03/15/28	100,000	111,146
4.800% due 03/15/48	20,000	24,980
Cardinal Health, Inc.
3.079% due 06/15/24	50,000	51,880
3.410% due 06/15/27	100,000	107,330
3.750% due 09/15/25	50,000	53,664
4.368% due 06/15/47	50,000	56,493
4.900% due 09/15/45	50,000	60,302
Children’s Hospital of Philadelphia 2.704% due 07/01/50	250,000	243,924
Church & Dwight Co., Inc. 2.300% due 12/15/31	40,000	40,375
Cigna Corp.
0.613% due 03/15/24	40,000	39,686
1.250% due 03/15/26	65,000	64,122
2.375% due 03/15/31	60,000	60,371
2.400% due 03/15/30	120,000	121,192
3.050% due 10/15/27	30,000	31,884
3.200% due 03/15/40	85,000	88,241
3.400% due 03/15/50	65,000	67,653
3.400% due 03/15/51	40,000	41,924
3.750% due 07/15/23	40,000	41,611
3.875% due 10/15/47	50,000	55,971
4.125% due 11/15/25	45,000	49,249
4.375% due 10/15/28	80,000	90,982
4.800% due 08/15/38	60,000	73,933
4.900% due 12/15/48	555,000	718,916
Cintas Corp. No. 2 3.700% due 04/01/27	50,000	54,738
Coca-Cola Co. 1.375% due 03/15/31	200,000	188,874
1.500% due 03/05/28	60,000	59,062
2.000% due 03/05/31	65,000	64,855
2.125% due 09/06/29	100,000	101,760
2.250% due 01/05/32	100,000	101,748

	Principal Amount	Value
2.875% due 05/05/41	$100,000	$104,293
3.000% due 03/05/51	415,000	440,314
Colgate-Palmolive Co. 3.700% due 08/01/47	100,000	121,444
CommonSpirit Health 4.350% due 11/01/42	150,000	172,506
Conagra Brands, Inc.
3.200% due 01/25/23	41,000	41,789
4.300% due 05/01/24	15,000	15,970
4.600% due 11/01/25	35,000	38,514
4.850% due 11/01/28	45,000	51,954
5.300% due 11/01/38	50,000	63,294
5.400% due 11/01/48	40,000	54,002
Constellation Brands, Inc.
2.250% due 08/01/31	160,000	156,555
3.500% due 05/09/27	15,000	16,150
4.250% due 05/01/23	85,000	88,608
4.400% due 11/15/25	35,000	38,397
4.650% due 11/15/28	30,000	34,525
5.250% due 11/15/48	30,000	39,415
CVS Health Corp.
1.300% due 08/21/27	335,000	325,025
1.750% due 08/21/30	200,000	190,822
2.625% due 08/15/24	30,000	31,081
2.700% due 08/21/40	65,000	62,745
2.875% due 06/01/26	100,000	104,546
3.000% due 08/15/26	35,000	36,997
3.250% due 08/15/29	65,000	69,372
3.750% due 04/01/30	100,000	109,752
3.875% due 07/20/25	200,000	215,114
4.100% due 03/25/25	37,000	39,908
4.125% due 04/01/40	300,000	345,126
4.250% due 04/01/50	200,000	242,383
4.300% due 03/25/28	72,000	80,863
4.780% due 03/25/38	95,000	115,843
5.125% due 07/20/45	105,000	136,807
5.300% due 12/05/43	200,000	264,596
Danaher Corp.
2.600% due 10/01/50	125,000	119,522
2.800% due 12/10/51	100,000	98,868
3.350% due 09/15/25	30,000	31,975
4.375% due 09/15/45	30,000	36,970
Diageo Capital PLC (United Kingdom)
2.000% due 04/29/30	350,000	346,691
3.875% due 04/29/43	100,000	117,782
Dignity Health 5.267% due 11/01/64	100,000	140,673
Eli Lilly & Co.
2.250% due 05/15/50	200,000	183,462
3.375% due 03/15/29	27,000	29,784
Equifax, Inc.
2.350% due 09/15/31	150,000	148,136
2.600% due 12/01/24	25,000	25,860
Estee Lauder Cos., Inc.
1.950% due 03/15/31	45,000	44,377
2.000% due 12/01/24	10,000	10,279
2.375% due 12/01/29	10,000	10,209
3.125% due 12/01/49	15,000	16,452
3.150% due 03/15/27	50,000	53,616
4.150% due 03/15/47	30,000	37,614
Flowers Foods, Inc. 2.400% due 03/15/31	45,000	44,416
Fomento Economico Mexicano SAB de CV (Mexico) 3.500% due 01/16/50	150,000	157,071
General Mills, Inc.
2.250% due 10/14/31	50,000	49,461
3.000% due 02/01/51	60,000	60,316
3.200% due 02/10/27	100,000	106,361
3.700% due 10/17/23	40,000	41,872
4.200% due 04/17/28	50,000	55,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
George Washington University 4.300% due 09/15/44	$50,000	$63,885
Georgetown University 2.943% due 04/01/50	25,000	25,213
Gilead Sciences, Inc.
0.750% due 09/29/23	34,000	33,871
1.200% due 10/01/27	45,000	43,530
1.650% due 10/01/30	40,000	38,383
2.600% due 10/01/40	450,000	434,448
2.800% due 10/01/50	100,000	97,151
2.950% due 03/01/27	100,000	105,407
3.650% due 03/01/26	100,000	107,822
4.150% due 03/01/47	75,000	88,518
4.600% due 09/01/35	45,000	54,534
4.750% due 03/01/46	50,000	63,502
GlaxoSmithKline Capital, Inc. (United Kingdom)
3.625% due 05/15/25	85,000	91,607
6.375% due 05/15/38	100,000	146,576
GlaxoSmithKline Capital PLC (United Kingdom)
0.534% due 10/01/23	125,000	124,564
3.375% due 06/01/29	250,000	272,867
Global Payments, Inc. 4.000% due 06/01/23	300,000	311,732
Hackensack Meridian Health, Inc. 4.500% due 07/01/57	100,000	132,261
HCA, Inc.
4.125% due 06/15/29	35,000	38,550
4.500% due 02/15/27	60,000	66,132
4.750% due 05/01/23	60,000	62,864
5.125% due 06/15/39	50,000	61,681
5.250% due 04/15/25	70,000	77,496
5.250% due 06/15/26	75,000	84,423
5.250% due 06/15/49	100,000	128,674
5.500% due 06/15/47	75,000	98,376
Hershey Co.
2.300% due 08/15/26	50,000	51,858
3.375% due 05/15/23	50,000	51,758
Hormel Foods Corp.
0.650% due 06/03/24	20,000	19,855
1.700% due 06/03/28	35,000	34,892
3.050% due 06/03/51	25,000	26,620
Humana, Inc.
3.850% due 10/01/24	100,000	106,221
4.625% due 12/01/42	100,000	123,696
Ingredion, Inc. 3.200% due 10/01/26	100,000	106,100
J M Smucker Co.
2.375% due 03/15/30	65,000	65,207
2.750% due 09/15/41	100,000	97,052
3.550% due 03/15/50	50,000	54,268
Johns Hopkins Health System Corp. 3.837% due 05/15/46	50,000	59,515
Johnson & Johnson
0.550% due 09/01/25	400,000	391,895
1.300% due 09/01/30	70,000	67,521
2.050% due 03/01/23	50,000	50,739
2.100% due 09/01/40	65,000	61,644
2.250% due 09/01/50	100,000	92,528
2.450% due 03/01/26	50,000	52,216
3.400% due 01/15/38	50,000	56,412
3.500% due 01/15/48	65,000	74,859
3.550% due 03/01/36	25,000	28,646
3.625% due 03/03/37	132,000	151,801
3.700% due 03/01/46	25,000	29,441
3.750% due 03/03/47	50,000	58,945
4.850% due 05/15/41	50,000	66,958
5.950% due 08/15/37	100,000	145,045

	Principal Amount	Value
Kaiser Foundation Hospitals
2.810% due 06/01/41	$65,000	$65,474
3.002% due 06/01/51	70,000	72,216
3.150% due 05/01/27	225,000	239,725
4.150% due 05/01/47	20,000	24,716
Kellogg Co.
3.400% due 11/15/27	100,000	107,831
4.300% due 05/15/28	100,000	113,272
Keurig Dr Pepper, Inc.
2.550% due 09/15/26	50,000	51,648
3.130% due 12/15/23	50,000	51,838
3.430% due 06/15/27	35,000	37,504
4.420% due 12/15/46	250,000	297,289
Kimberly-Clark Corp.
1.050% due 09/15/27	25,000	24,235
2.000% due 11/02/31	100,000	99,597
3.050% due 08/15/25	50,000	53,167
3.950% due 11/01/28	10,000	11,336
6.625% due 08/01/37	100,000	151,315
Kroger Co.
3.500% due 02/01/26	50,000	53,582
3.950% due 01/15/50	100,000	115,300
4.650% due 01/15/48	100,000	124,302
5.150% due 08/01/43	25,000	32,765
Laboratory Corp. of America Holdings
1.550% due 06/01/26	70,000	69,268
2.700% due 06/01/31	100,000	101,626
3.600% due 09/01/27	100,000	108,092
4.700% due 02/01/45	50,000	60,997
Leland Stanford Junior University 3.647% due 05/01/48	125,000	151,742
Mass General Brigham, Inc. 3.342% due 07/01/60	30,000	32,773
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	175,483
Mayo Clinic 3.196% due 11/15/61	100,000	107,818
McCormick & Co., Inc.
0.900% due 02/15/26	95,000	91,899
3.400% due 08/15/27	50,000	53,822
McKesson Corp. 1.300% due 08/15/26	165,000	161,234
Mead Johnson Nutrition Co. (United Kingdom) 4.600% due 06/01/44	200,000	258,537
Medtronic, Inc. 3.500% due 03/15/25	119,000	126,788
4.625% due 03/15/45	65,000	85,325
Memorial Sloan-Kettering Cancer Center 2.955% due 01/01/50	55,000	56,336
Merck & Co., Inc.
0.750% due 02/24/26	350,000	343,429
1.700% due 06/10/27	50,000	50,329
2.150% due 12/10/31	50,000	50,181
3.400% due 03/07/29	200,000	217,770
3.600% due 09/15/42	300,000	335,915
4.150% due 05/18/43	100,000	121,795
Molson Coors Beverage Co.
4.200% due 07/15/46	40,000	44,448
5.000% due 05/01/42	100,000	121,067
Mondelez International, Inc.
1.500% due 02/04/31	40,000	37,561
1.875% due 10/15/32	300,000	286,462
2.625% due 09/04/50	25,000	23,422
Moody’s Corp.
2.000% due 08/19/31	100,000	97,351
2.550% due 08/18/60	50,000	44,014
2.750% due 08/19/41	100,000	97,778
4.875% due 02/15/24	50,000	53,454
4.875% due 12/17/48	50,000	66,845
Mount Sinai Hospitals Group, Inc. 3.981% due 07/01/48	50,000	57,957

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
New York & Presbyterian Hospital 3.954% due 08/01/19	$35,000	$42,643
Northwell Healthcare, Inc. 3.809% due 11/01/49	100,000	111,267
Northwestern University 3.662% due 12/01/57	25,000	31,337
Novartis Capital Corp. (Switzerland) 3.000% due 11/20/25	100,000	106,064
3.100% due 05/17/27	30,000	32,015
3.400% due 05/06/24	150,000	158,341
4.000% due 11/20/45	100,000	121,598
NYU Langone Hospitals 4.368% due 07/01/47	25,000	29,141
OhioHealth Corp. 2.297% due 11/15/31	100,000	100,866
PayPal Holdings, Inc.
1.350% due 06/01/23	35,000	35,296
1.650% due 06/01/25	315,000	319,093
2.300% due 06/01/30	55,000	55,921
3.250% due 06/01/50	65,000	69,813
PeaceHealth Obligated Group 1.375% due 11/15/25	15,000	14,917
PepsiCo, Inc.
0.750% due 05/01/23	85,000	85,135
1.625% due 05/01/30	60,000	58,252
1.950% due 10/21/31	75,000	75,047
2.375% due 10/06/26	55,000	57,481
2.750% due 03/01/23	100,000	102,489
2.750% due 04/30/25	100,000	104,717
2.750% due 03/19/30	500,000	528,345
3.450% due 10/06/46	60,000	67,764
3.500% due 07/17/25	50,000	53,713
3.600% due 03/01/24	71,000	74,847
PerkinElmer, Inc.
2.550% due 03/15/31	85,000	85,813
3.300% due 09/15/29	30,000	31,785
Pfizer, Inc.
0.800% due 05/28/25	30,000	29,665
1.700% due 05/28/30	350,000	343,209
1.750% due 08/18/31	100,000	97,733
2.550% due 05/28/40	25,000	24,996
2.625% due 04/01/30	250,000	263,665
2.700% due 05/28/50	25,000	25,221
3.000% due 12/15/26	100,000	107,567
3.200% due 09/15/23	50,000	51,966
3.400% due 05/15/24	150,000	158,967
3.600% due 09/15/28	100,000	111,346
3.900% due 03/15/39	25,000	29,469
4.100% due 09/15/38	50,000	59,637
4.200% due 09/15/48	35,000	44,013
Philip Morris International, Inc.
0.875% due 05/01/26	100,000	96,481
1.750% due 11/01/30	100,000	95,251
2.125% due 05/10/23	25,000	25,381
3.250% due 11/10/24	125,000	132,325
3.375% due 08/11/25	50,000	53,080
4.250% due 11/10/44	30,000	34,329
4.500% due 03/20/42	200,000	231,818
6.375% due 05/16/38	100,000	140,558
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	136,779
Procter & Gamble Co.
0.550% due 10/29/25	50,000	48,823
1.000% due 04/23/26	250,000	247,383
1.200% due 10/29/30	50,000	47,344
3.000% due 03/25/30	300,000	326,329
Providence St Joseph Health Obligated Group
2.700% due 10/01/51	75,000	72,683
3.930% due 10/01/48	35,000	41,279

	Principal Amount	Value
Quanta Services, Inc.
0.950% due 10/01/24	$15,000	$14,846
2.350% due 01/15/32	25,000	24,302
3.050% due 10/01/41	30,000	29,060
Quest Diagnostics, Inc.
2.800% due 06/30/31	70,000	72,364
2.950% due 06/30/30	55,000	57,217
RELX Capital, Inc. (United Kingdom)
3.500% due 03/16/23	60,000	61,778
4.000% due 03/18/29	100,000	111,017
Reynolds American, Inc. (United Kingdom) 6.150% due 09/15/43	300,000	368,666
Royalty Pharma PLC
2.150% due 09/02/31	55,000	52,014
3.300% due 09/02/40	300,000	299,685
3.350% due 09/02/51	60,000	57,533
RWJ Barnabas Health, Inc. 3.477% due 07/01/49	25,000	28,068
S&P Global, Inc. 4.000% due 06/15/25	50,000	54,138
Sanofi (France) 3.375% due 06/19/23	100,000	103,699
Shire Acquisitions Investments Ireland DAC 3.200% due 09/23/26	250,000	265,464
Smith & Nephew PLC (United Kingdom) 2.032% due 10/14/30	250,000	241,713
SSM Health Care Corp. 3.688% due 06/01/23	50,000	51,472
Stanford Health Care 3.027% due 08/15/51	30,000	31,268
Stryker Corp.
1.150% due 06/15/25	250,000	247,953
4.100% due 04/01/43	100,000	117,994
Sutter Health
2.294% due 08/15/30	55,000	54,983
3.361% due 08/15/50	55,000	57,788
Sysco Corp.
2.450% due 12/14/31	105,000	105,247
3.150% due 12/14/51	125,000	123,341
3.250% due 07/15/27	50,000	53,239
3.750% due 10/01/25	25,000	26,814
4.450% due 03/15/48	50,000	59,026
4.500% due 04/01/46	25,000	29,177
4.850% due 10/01/45	15,000	18,430
Takeda Pharmaceutical Co. Ltd. (Japan)
3.175% due 07/09/50	250,000	252,718
4.400% due 11/26/23	100,000	105,849
5.000% due 11/26/28	100,000	117,580
Thermo Fisher Scientific, Inc.
1.215% due 10/18/24	250,000	249,858
1.750% due 10/15/28	20,000	19,886
2.000% due 10/15/31	35,000	34,518
2.800% due 10/15/41	320,000	324,334
3.650% due 12/15/25	100,000	107,515
5.300% due 02/01/44	100,000	138,231
Toledo Hospital
5.750% due 11/15/38	50,000	58,427
6.015% due 11/15/48	50,000	60,962
Trustees of Princeton University 5.700% due 03/01/39	50,000	72,250
Tyson Foods, Inc. 4.000% due 03/01/26	15,000	16,281
4.350% due 03/01/29	20,000	22,667
5.100% due 09/28/48	10,000	13,483
Unilever Capital Corp. (United Kingdom) 1.750% due 08/12/31	140,000	136,086
5.900% due 11/15/32	50,000	67,321
UnitedHealth Group, Inc.
0.550% due 05/15/24	35,000	34,740
1.150% due 05/15/26	50,000	49,501
2.000% due 05/15/30	405,000	402,481

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.300% due 05/15/31	$50,000	$50,924
2.375% due 08/15/24	70,000	72,521
2.875% due 08/15/29	75,000	79,411
2.900% due 05/15/50	300,000	306,434
3.050% due 05/15/41	50,000	52,403
3.250% due 05/15/51	50,000	54,202
3.500% due 06/15/23	50,000	52,019
3.500% due 02/15/24	20,000	21,087
3.500% due 08/15/39	60,000	66,653
3.700% due 12/15/25	20,000	21,767
3.700% due 08/15/49	65,000	74,988
3.750% due 07/15/25	75,000	81,388
3.850% due 06/15/28	100,000	111,545
3.875% due 12/15/28	25,000	28,045
3.875% due 08/15/59	100,000	120,039
4.250% due 06/15/48	50,000	62,071
4.450% due 12/15/48	25,000	31,981
4.750% due 07/15/45	50,000	65,606
6.875% due 02/15/38	250,000	383,927
University of Chicago 2.761% due 04/01/45	10,000	10,145
University of Notre Dame du Lac 3.394% due 02/15/48	50,000	58,224
University of Southern California
2.805% due 10/01/50	50,000	50,841
3.028% due 10/01/39	50,000	53,148
Utah Acquisition Sub, Inc. 3.950% due 06/15/26	100,000	107,929
Viatris, Inc. 3.850% due 06/22/40	400,000	424,350
Wyeth LLC
5.950% due 04/01/37	50,000	70,532
6.500% due 02/01/34	100,000	142,940
Zimmer Biomet Holdings, Inc. 2.600% due 11/24/31	100,000	100,636
Zoetis, Inc. 3.250% due 02/01/23	300,000	305,770

		51,177,490

Energy - 2.0%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc.
2.773% due 12/15/22	50,000	51,003
3.337% due 12/15/27	100,000	106,668
4.080% due 12/15/47	50,000	56,941
5.125% due 09/15/40	50,000	62,530
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	108,441
BP Capital Markets America, Inc.
1.749% due 08/10/30	130,000	125,154
2.750% due 05/10/23	250,000	256,290
2.772% due 11/10/50	130,000	122,802
3.000% due 02/24/50	150,000	148,062
3.001% due 03/17/52	50,000	49,038
3.119% due 05/04/26	25,000	26,464
3.588% due 04/14/27	100,000	108,063
3.790% due 02/06/24	355,000	373,874
4.234% due 11/06/28	400,000	451,781
Burlington Resources LLC 7.400% due 12/01/31	100,000	143,617
Canadian Natural Resources Ltd. (Canada)
2.050% due 07/15/25	300,000	303,131
2.950% due 01/15/23	50,000	50,965
3.800% due 04/15/24	43,000	45,123
3.850% due 06/01/27	50,000	53,607
4.950% due 06/01/47	25,000	30,754
6.750% due 02/01/39	90,000	124,390
Cenovus Energy, Inc. (Canada)
2.650% due 01/15/32	65,000	63,666
3.750% due 02/15/52	225,000	226,069

	Principal Amount	Value
Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/29	$60,000	$64,320
5.125% due 06/30/27	300,000	338,725
Chevron Corp.
1.141% due 05/11/23	200,000	201,188
1.554% due 05/11/25	35,000	35,318
1.995% due 05/11/27	350,000	355,478
2.236% due 05/11/30	25,000	25,313
2.566% due 05/16/23	100,000	102,192
2.954% due 05/16/26	100,000	105,975
3.326% due 11/17/25	50,000	53,409
Chevron USA, Inc. 3.850% due 01/15/28	50,000	55,400
ConocoPhillips Co.
4.300% due 08/15/28 ~	150,000	169,265
4.850% due 08/15/48 ~	350,000	459,030
4.950% due 03/15/26	50,000	56,460
6.950% due 04/15/29	100,000	131,681
Devon Energy Corp.
5.000% due 06/15/45	105,000	127,216
5.850% due 12/15/25	50,000	57,220
Diamondback Energy, Inc.
2.875% due 12/01/24	65,000	67,477
3.500% due 12/01/29	100,000	106,150
Enable Midstream Partners LP 4.400% due 03/15/27	200,000	215,963
Enbridge Energy Partners LP 7.500% due 04/15/38	50,000	75,072
Enbridge, Inc. (Canada)
1.600% due 10/04/26	55,000	54,247
2.500% due 01/15/25	50,000	51,427
2.500% due 08/01/33	100,000	98,274
3.400% due 08/01/51	70,000	71,128
3.700% due 07/15/27	100,000	107,901
4.500% due 06/10/44	150,000	176,033
Energy Transfer LP
2.900% due 05/15/25	40,000	41,355
3.450% due 01/15/23	100,000	101,848
3.750% due 05/15/30	310,000	328,846
3.900% due 07/15/26	100,000	107,674
4.050% due 03/15/25	100,000	106,028
4.200% due 04/15/27	100,000	108,587
4.900% due 02/01/24	100,000	105,859
5.000% due 05/15/50	500,000	576,748
5.250% due 04/15/29	25,000	28,661
5.300% due 04/15/47	100,000	116,151
5.950% due 10/01/43	100,000	120,732
6.125% due 12/15/45	200,000	249,324
6.500% due 02/01/42	100,000	129,127
Enterprise Products Operating LLC
3.125% due 07/31/29	100,000	106,297
4.150% due 10/16/28	50,000	56,179
4.200% due 01/31/50	450,000	505,760
4.250% due 02/15/48	25,000	28,367
4.800% due 02/01/49	50,000	61,001
5.375% due 02/15/78	300,000	301,277
6.125% due 10/15/39	115,000	155,778
6.875% due 03/01/33	150,000	203,225
Equinor ASA (Norway)
2.375% due 05/22/30	125,000	127,124
2.450% due 01/17/23	100,000	101,784
3.950% due 05/15/43	300,000	349,544
Exxon Mobil Corp.
1.571% due 04/15/23	600,000	606,944
2.019% due 08/16/24	50,000	51,260
2.440% due 08/16/29	50,000	51,332
2.610% due 10/15/30	250,000	259,385
2.995% due 08/16/39	50,000	50,689
3.043% due 03/01/26	150,000	158,834
3.176% due 03/15/24	200,000	209,088

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.452% due 04/15/51	$200,000	$217,141
4.114% due 03/01/46	65,000	76,029
4.327% due 03/19/50	300,000	369,275
Halliburton Co.
3.800% due 11/15/25	15,000	16,140
4.850% due 11/15/35	50,000	58,860
5.000% due 11/15/45	342,000	409,545
7.450% due 09/15/39	25,000	36,802
Hess Corp.
4.300% due 04/01/27	50,000	54,492
5.600% due 02/15/41	50,000	61,852
5.800% due 04/01/47	50,000	64,029
7.125% due 03/15/33	50,000	66,963
HollyFrontier Corp. 2.625% due 10/01/23	45,000	45,880
Kinder Morgan Energy Partners LP 4.150% due 02/01/24	100,000	105,252
Kinder Morgan, Inc.
2.000% due 02/15/31	210,000	200,090
3.250% due 08/01/50	220,000	211,132
4.300% due 03/01/28	300,000	333,628
5.300% due 12/01/34	70,000	84,368
5.550% due 06/01/45	350,000	443,511
Magellan Midstream Partners LP
4.200% due 10/03/47	50,000	54,618
4.250% due 09/15/46	70,000	78,126
5.000% due 03/01/26	50,000	55,856
Marathon Oil Corp.
4.400% due 07/15/27	100,000	109,615
5.200% due 06/01/45	50,000	59,974
Marathon Petroleum Corp.
3.800% due 04/01/28	30,000	32,184
4.500% due 04/01/48	25,000	28,635
5.125% due 12/15/26	50,000	56,940
6.500% due 03/01/41	100,000	137,752
MPLX LP
2.650% due 08/15/30	45,000	44,847
3.375% due 03/15/23	25,000	25,644
4.250% due 12/01/27	250,000	277,123
4.500% due 04/15/38	30,000	33,655
4.700% due 04/15/48	45,000	52,043
4.875% due 12/01/24	250,000	271,529
4.900% due 04/15/58	15,000	17,317
NOV, Inc. 3.950% due 12/01/42	100,000	98,197
ONEOK, Inc.
2.200% due 09/15/25	25,000	25,277
3.100% due 03/15/30	25,000	25,491
4.000% due 07/13/27	130,000	140,655
4.350% due 03/15/29	100,000	109,090
4.500% due 03/15/50	25,000	27,773
4.550% due 07/15/28	50,000	55,248
4.950% due 07/13/47	50,000	57,990
5.200% due 07/15/48	25,000	30,285
Phillips 66
0.900% due 02/15/24	35,000	34,757
1.300% due 02/15/26	20,000	19,586
3.300% due 03/15/52	100,000	100,077
4.650% due 11/15/34	200,000	234,778
Phillips 66 Partners LP
2.450% due 12/15/24	50,000	50,877
3.550% due 10/01/26	50,000	53,267
4.900% due 10/01/46	25,000	30,512
Pioneer Natural Resources Co.
0.550% due 05/15/23	35,000	34,877
2.150% due 01/15/31	35,000	33,805
4.450% due 01/15/26	50,000	54,608

	Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp.
4.500% due 12/15/26	$150,000	$164,782
4.650% due 10/15/25	100,000	109,165
4.700% due 06/15/44	50,000	53,291
Sabine Pass Liquefaction LLC
4.500% due 05/15/30	205,000	231,443
5.625% due 03/01/25	165,000	183,317
Schlumberger Investment SA
2.650% due 06/26/30	100,000	102,578
3.650% due 12/01/23	42,000	43,885
Shell International Finance BV (Netherlands)
0.375% due 09/15/23	100,000	99,371
2.500% due 09/12/26	50,000	52,372
2.750% due 04/06/30	85,000	88,874
2.875% due 05/10/26	100,000	106,170
2.875% due 11/26/41	200,000	200,562
3.000% due 11/26/51	200,000	203,725
3.250% due 05/11/25	100,000	106,511
3.250% due 04/06/50	100,000	106,678
3.625% due 08/21/42	100,000	110,080
3.750% due 09/12/46	50,000	56,284
4.000% due 05/10/46	100,000	116,572
4.125% due 05/11/35	263,000	307,397
Spectra Energy Partners LP 3.375% due 10/15/26	20,000	21,218
Suncor Energy, Inc. (Canada)
4.000% due 11/15/47	70,000	77,999
6.800% due 05/15/38	200,000	279,304
TC PipeLines LP 3.900% due 05/25/27	20,000	21,943
Total Capital International SA (France)
2.434% due 01/10/25	50,000	51,568
2.829% due 01/10/30	50,000	52,406
3.700% due 01/15/24	200,000	210,337
Total Capital SA (France) 3.883% due 10/11/28	25,000	27,907
TotalEnergies Capital International SA (France)
3.127% due 05/29/50	100,000	102,779
3.461% due 07/12/49	50,000	54,157
TransCanada PipeLines Ltd. (Canada)
1.000% due 10/12/24	120,000	119,015
2.500% due 10/12/31	165,000	164,260
3.750% due 10/16/23	100,000	104,112
4.100% due 04/15/30	200,000	223,332
4.250% due 05/15/28	50,000	55,803
5.100% due 03/15/49	50,000	66,060
7.625% due 01/15/39	50,000	77,945
Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/30	25,000	26,380
3.950% due 05/15/50	250,000	280,815
4.000% due 03/15/28	50,000	54,712
4.450% due 08/01/42	150,000	176,116
Valero Energy Corp.
2.150% due 09/15/27	100,000	99,701
2.800% due 12/01/31	100,000	99,799
3.400% due 09/15/26	100,000	106,938
6.625% due 06/15/37	150,000	202,486
Valero Energy Partners LP 4.375% due 12/15/26	34,000	37,355
Williams Cos., Inc.
3.700% due 01/15/23	25,000	25,557
3.750% due 06/15/27	50,000	54,020
4.550% due 06/24/24	85,000	91,010
5.100% due 09/15/45	100,000	123,189
5.750% due 06/24/44	35,000	45,564
6.300% due 04/15/40	20,000	27,134

		22,967,078

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Financial - 9.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.150% due 10/29/23	$150,000	$149,408
1.650% due 10/29/24	150,000	149,805
1.750% due 10/29/24	150,000	149,732
2.450% due 10/29/26	150,000	151,317
3.300% due 01/30/32	150,000	152,942
3.875% due 01/23/28	150,000	159,182
4.500% due 09/15/23	150,000	157,389
6.500% due 07/15/25	250,000	285,884
Affiliated Managers Group, Inc. 3.500% due 08/01/25	50,000	53,201
African Development Bank (Ivory Coast)
0.875% due 03/23/26	400,000	393,807
0.875% due 07/22/26	116,000	113,890
Air Lease Corp.
0.800% due 08/18/24	40,000	39,206
2.100% due 09/01/28	300,000	289,581
2.300% due 02/01/25	100,000	101,455
2.750% due 01/15/23	100,000	101,558
3.000% due 02/01/30	100,000	99,922
3.250% due 03/01/25	100,000	103,840
3.875% due 07/03/23	150,000	155,425
Aircastle Ltd.
4.125% due 05/01/24	30,000	31,341
5.000% due 04/01/23	30,000	31,325
Alexandria Real Estate Equities, Inc. REIT
2.750% due 12/15/29	50,000	51,624
3.375% due 08/15/31	60,000	64,674
3.950% due 01/15/27	25,000	27,358
4.000% due 02/01/50	100,000	116,948
4.500% due 07/30/29	20,000	23,037
Allstate Corp. 3.280% due 12/15/26	350,000	376,138
Ally Financial, Inc.
1.450% due 10/02/23	85,000	85,424
3.050% due 06/05/23	65,000	66,664
5.800% due 05/01/25	200,000	225,861
American Campus Communities Operating Partnership LP REIT 4.125% due 07/01/24	100,000	106,881
American Express Co.
2.500% due 07/30/24	35,000	36,181
3.000% due 10/30/24	50,000	52,434
3.300% due 05/03/27 ~	415,000	445,140
3.700% due 08/03/23	100,000	104,301
4.050% due 12/03/42	125,000	148,706
American Financial Group, Inc. 4.500% due 06/15/47	50,000	59,510
American International Group, Inc.
3.400% due 06/30/30	100,000	108,256
3.750% due 07/10/25	35,000	37,481
3.875% due 01/15/35	100,000	110,738
4.200% due 04/01/28	100,000	111,648
4.375% due 06/30/50	100,000	124,992
4.375% due 01/15/55	100,000	123,010
4.500% due 07/16/44	100,000	123,446
4.700% due 07/10/35	50,000	59,862
4.800% due 07/10/45	50,000	64,224
American Tower Corp. REIT
1.875% due 10/15/30	200,000	189,231
2.300% due 09/15/31	350,000	340,317
2.900% due 01/15/30	50,000	51,298
2.950% due 01/15/25	100,000	103,920
3.100% due 06/15/50	50,000	48,764
3.375% due 10/15/26	100,000	106,324
3.600% due 01/15/28	100,000	107,818

	Principal Amount	Value
Ameriprise Financial, Inc. 4.000% due 10/15/23	$100,000	$105,487
Aon Corp./Aon Global Holdings PLC
2.050% due 08/23/31	100,000	97,328
2.900% due 08/23/51	100,000	96,509
4.500% due 12/15/28	200,000	228,120
Arch Capital Group Ltd. 3.635% due 06/30/50	200,000	214,557
Arch Capital Group US, Inc. 5.144% due 11/01/43	200,000	261,379
Ares Capital Corp.
2.150% due 07/15/26	350,000	345,615
3.250% due 07/15/25	50,000	51,682
3.500% due 02/10/23	50,000	51,162
Asian Development Bank (Multi-National)
0.250% due 07/14/23	135,000	134,201
0.250% due 10/06/23	500,000	495,977
0.375% due 06/11/24	180,000	177,889
0.500% due 02/04/26	400,000	388,936
0.625% due 04/29/25	500,000	492,615
1.000% due 04/14/26	200,000	197,861
1.250% due 06/09/28	50,000	49,441
1.500% due 10/18/24	150,000	152,164
1.750% due 08/14/26	250,000	255,407
2.625% due 01/12/27	200,000	212,361
2.750% due 01/19/28	100,000	107,645
3.125% due 09/26/28	200,000	223,971
Asian Infrastructure Investment Bank (Multi-National)
0.250% due 09/29/23	135,000	133,893
0.500% due 05/28/25	150,000	146,895
2.250% due 05/16/24	250,000	258,001
Assurant, Inc. 4.900% due 03/27/28	100,000	114,823
Assured Guaranty US Holdings, Inc. 3.150% due 06/15/31	70,000	72,346
Athene Holding Ltd. (Bermuda)
3.450% due 05/15/52	100,000	100,687
3.500% due 01/15/31	20,000	21,173
AvalonBay Communities, Inc. REIT
2.050% due 01/15/32	200,000	197,961
2.450% due 01/15/31	105,000	107,743
3.350% due 05/15/27	25,000	26,874
4.150% due 07/01/47	50,000	61,576
AXA SA (France) 8.600% due 12/15/30	75,000	108,330
Banco Santander SA (Spain)
0.701% due 06/30/24	250,000	248,750
1.722% due 09/14/27	200,000	196,474
2.706% due 06/27/24	200,000	207,194
2.749% due 12/03/30	200,000	195,947
Bank of America Corp.
0.810% due 10/24/24	100,000	99,375
1.197% due 10/24/26	100,000	98,054
1.319% due 06/19/26	500,000	495,081
1.486% due 05/19/24	200,000	201,513
1.530% due 12/06/25	200,000	200,455
1.658% due 03/11/27	100,000	99,332
1.734% due 07/22/27	410,000	407,240
1.922% due 10/24/31	100,000	95,856
2.015% due 02/13/26	100,000	101,359
2.299% due 07/21/32	100,000	98,428
2.456% due 10/22/25	50,000	51,386
2.482% due 09/21/36	200,000	193,945
2.496% due 02/13/31	100,000	100,360
2.572% due 10/20/32	100,000	100,553
2.592% due 04/29/31	500,000	505,628
2.651% due 03/11/32	100,000	101,391
2.676% due 06/19/41	350,000	337,486
2.831% due 10/24/51	25,000	24,616

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.884% due 10/22/30	$50,000	$51,679
2.972% due 07/21/52	100,000	100,550
3.248% due 10/21/27	150,000	159,768
3.300% due 01/11/23	350,000	359,671
3.311% due 04/22/42	400,000	421,184
3.366% due 01/23/26	100,000	105,272
3.419% due 12/20/28	169,000	180,550
3.458% due 03/15/25	150,000	156,950
3.483% due 03/13/52	100,000	110,621
3.500% due 04/19/26	150,000	161,742
3.550% due 03/05/24	100,000	102,995
3.593% due 07/21/28	100,000	107,710
3.824% due 01/20/28	300,000	325,087
3.875% due 08/01/25	100,000	108,484
3.946% due 01/23/49	100,000	117,025
3.950% due 04/21/25	200,000	213,949
3.970% due 03/05/29	100,000	109,509
4.078% due 04/23/40	200,000	230,190
4.083% due 03/20/51	350,000	422,066
4.183% due 11/25/27	100,000	109,488
4.450% due 03/03/26	85,000	93,672
4.750% due 04/21/45	85,000	106,438
6.110% due 01/29/37	250,000	336,833
7.750% due 05/14/38	200,000	313,881
Bank of Montreal (Canada)
0.400% due 09/15/23	350,000	347,604
0.450% due 12/08/23	145,000	143,661
0.949% due 01/22/27	100,000	96,795
3.300% due 02/05/24	100,000	104,675
Bank of New York Mellon Corp.
0.350% due 12/07/23	210,000	208,351
0.500% due 04/26/24	250,000	247,067
1.600% due 04/24/25	300,000	302,979
2.800% due 05/04/26	50,000	52,439
3.000% due 10/30/28	55,000	58,623
3.400% due 05/15/24	100,000	105,305
Bank of Nova Scotia (Canada)
0.400% due 09/15/23	40,000	39,699
0.650% due 07/31/24	70,000	69,161
0.700% due 04/15/24	85,000	84,292
1.300% due 06/11/25	100,000	99,499
1.300% due 09/15/26	50,000	49,054
1.625% due 05/01/23	300,000	303,465
Barclays PLC (United Kingdom)
1.007% due 12/10/24	300,000	297,945
2.645% due 06/24/31	200,000	199,364
2.894% due 11/24/32	200,000	201,561
3.330% due 11/24/42	200,000	203,904
4.337% due 01/10/28	300,000	327,756
4.375% due 01/12/26	200,000	218,845
4.950% due 01/10/47	200,000	259,568
Berkshire Hathaway Finance Corp.
1.450% due 10/15/30	80,000	76,710
2.500% due 01/15/51	410,000	381,755
2.850% due 10/15/50	90,000	88,926
4.300% due 05/15/43	200,000	239,961
5.750% due 01/15/40	25,000	35,214
Berkshire Hathaway, Inc.
2.750% due 03/15/23	350,000	357,456
3.000% due 02/11/23	50,000	51,293
BlackRock, Inc.
1.900% due 01/28/31	15,000	14,799
2.100% due 02/25/32	100,000	99,303
2.400% due 04/30/30	45,000	46,375
3.200% due 03/15/27	56,000	60,486
3.250% due 04/30/29	60,000	65,252
Blackstone Private Credit Fund
2.625% due 12/15/26 ~	100,000	97,549
3.250% due 03/15/27 ~	150,000	151,641
Blackstone Secured Lending Fund 2.750% due 09/16/26	100,000	100,090

	Principal Amount	Value
Boston Properties LP REIT
2.450% due 10/01/33	$50,000	$48,484
2.550% due 04/01/32	250,000	248,425
3.250% due 01/30/31	150,000	157,340
Brandywine Operating Partnership LP REIT 4.550% due 10/01/29	50,000	55,810
Brighthouse Financial, Inc.
3.700% due 06/22/27	100,000	107,343
4.700% due 06/22/47	50,000	55,003
Brixmor Operating Partnership LP REIT
2.500% due 08/16/31	50,000	48,984
4.050% due 07/01/30	10,000	10,924
4.125% due 06/15/26	50,000	54,214
Brookfield Finance, Inc. (Canada)
3.500% due 03/30/51	50,000	52,547
4.000% due 04/01/24	50,000	52,732
4.700% due 09/20/47	50,000	61,557
4.850% due 03/29/29	100,000	115,400
Brown & Brown, Inc. 4.500% due 03/15/29	50,000	56,347
Camden Property Trust REIT
3.150% due 07/01/29	30,000	31,935
4.100% due 10/15/28	20,000	22,474
Canadian Imperial Bank of Commerce (Canada)
0.500% due 12/14/23	100,000	98,811
0.950% due 10/23/25	20,000	19,597
1.250% due 06/22/26	100,000	97,551
3.100% due 04/02/24	150,000	156,458
Capital One Financial Corp.
1.878% due 11/02/27	100,000	99,548
2.618% due 11/02/32	100,000	99,840
3.200% due 02/05/25	200,000	209,724
3.300% due 10/30/24	100,000	105,314
3.750% due 07/28/26	250,000	268,372
3.750% due 03/09/27	50,000	54,163
3.800% due 01/31/28	200,000	217,913
CBRE Services, Inc. 4.875% due 03/01/26	100,000	111,872
CC Holdings GS V LLC/Crown Castle GS III Corp. REIT 3.849% due 04/15/23	100,000	103,515
Charles Schwab Corp.
0.900% due 03/11/26	135,000	131,785
1.150% due 05/13/26	75,000	74,060
1.950% due 12/01/31	100,000	98,316
2.300% due 05/13/31	150,000	151,662
3.200% due 03/02/27	100,000	106,843
3.750% due 04/01/24	50,000	52,820
3.850% due 05/21/25	100,000	107,829
Chubb INA Holdings, Inc.
1.375% due 09/15/30	250,000	235,746
2.700% due 03/13/23	25,000	25,613
2.850% due 12/15/51	25,000	25,126
3.050% due 12/15/61	10,000	10,233
3.150% due 03/15/25	100,000	105,612
4.150% due 03/13/43	25,000	30,061
Citigroup, Inc.
0.776% due 10/30/24	100,000	99,446
0.981% due 05/01/25	50,000	49,631
1.122% due 01/28/27	750,000	730,858
1.281% due 11/03/25	30,000	29,938
1.462% due 06/09/27	100,000	98,336
2.520% due 11/03/32	70,000	69,994
2.561% due 05/01/32	55,000	55,343
2.572% due 06/03/31	600,000	605,844
2.666% due 01/29/31	150,000	152,429
2.904% due 11/03/42	50,000	49,601
2.976% due 11/05/30	100,000	103,950
3.106% due 04/08/26	600,000	629,410

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.400% due 05/01/26	$100,000	$107,338
3.520% due 10/27/28	100,000	107,349
3.668% due 07/24/28	100,000	107,936
3.750% due 06/16/24	100,000	106,163
3.875% due 03/26/25	100,000	106,807
3.878% due 01/24/39	100,000	113,922
3.887% due 01/10/28	100,000	108,475
4.000% due 08/05/24	50,000	53,311
4.125% due 07/25/28	100,000	109,842
4.300% due 11/20/26	100,000	110,726
4.750% due 05/18/46	50,000	61,634
5.300% due 05/06/44	400,000	523,147
6.125% due 08/25/36	100,000	136,787
CME Group, Inc.
3.000% due 03/15/25	50,000	52,526
3.750% due 06/15/28	100,000	111,318
4.150% due 06/15/48	50,000	64,858
CNA Financial Corp.
3.450% due 08/15/27	100,000	107,686
4.500% due 03/01/26	50,000	55,248
Comerica Bank 4.000% due 07/27/25	250,000	270,622
Cooperatieve Rabobank UA (Netherlands)
0.375% due 01/12/24	250,000	246,835
3.375% due 05/21/25	250,000	266,793
5.250% due 05/24/41	200,000	280,987
Corp Andina de Fomento (Multi-National) 2.750% due 01/06/23	200,000	203,695
Corporate Office Properties LP REIT
2.250% due 03/15/26	35,000	35,446
2.900% due 12/01/33	65,000	63,618
Council Of Europe Development Bank (France)
0.250% due 10/20/23	250,000	247,696
2.625% due 02/13/23	60,000	61,381
Credit Suisse AG (Switzerland)
1.000% due 05/05/23	500,000	501,466
3.750% due 03/26/25	250,000	265,489
Crown Castle International Corp. REIT
2.100% due 04/01/31	200,000	191,600
3.150% due 07/15/23	30,000	30,914
3.200% due 09/01/24	35,000	36,553
3.250% due 01/15/51	200,000	197,098
3.650% due 09/01/27	35,000	37,629
3.700% due 06/15/26	35,000	37,549
3.800% due 02/15/28	50,000	54,450
4.000% due 03/01/27	40,000	43,525
4.300% due 02/15/29	60,000	67,039
4.450% due 02/15/26	35,000	38,342
4.750% due 05/15/47	25,000	30,749
CubeSmart LP REIT
2.000% due 02/15/31	15,000	14,473
3.125% due 09/01/26	50,000	52,546
CyrusOne LP/CyrusOne Finance Corp. REIT 3.450% due 11/15/29	60,000	65,163
Deutsche Bank AG (Germany)
2.129% due 11/24/26	350,000	349,564
2.222% due 09/18/24	150,000	151,992
3.700% due 05/30/24	285,000	299,722
Digital Realty Trust LP REIT
3.700% due 08/15/27	50,000	54,227
4.450% due 07/15/28	100,000	112,813
Discover Bank
3.350% due 02/06/23	250,000	256,043
3.450% due 07/27/26	250,000	264,727
Duke Realty LP REIT
1.750% due 02/01/31	20,000	18,945
2.250% due 01/15/32	50,000	49,093
2.875% due 11/15/29	40,000	41,613
3.375% due 12/15/27	60,000	64,062

	Principal Amount	Value
E*TRADE Financial Corp.
3.800% due 08/24/27	$15,000	$16,319
4.500% due 06/20/28	50,000	56,350
Enstar Group Ltd. 4.950% due 06/01/29	25,000	27,840
EPR Properties REIT 3.600% due 11/15/31	30,000	29,713
Equinix, Inc. REIT
2.000% due 05/15/28	35,000	34,379
2.150% due 07/15/30	350,000	340,636
2.500% due 05/15/31	100,000	100,041
2.625% due 11/18/24	65,000	67,018
3.400% due 02/15/52	10,000	10,221
Equitable Holdings, Inc. 4.350% due 04/20/28	300,000	336,580
ERP Operating LP REIT
2.850% due 11/01/26	70,000	73,680
3.500% due 03/01/28	100,000	108,750
4.500% due 06/01/45	75,000	94,769
Essex Portfolio LP REIT
2.550% due 06/15/31	65,000	65,271
2.650% due 03/15/32	30,000	30,137
3.375% due 04/15/26	50,000	53,094
3.875% due 05/01/24	50,000	52,666
4.000% due 03/01/29	25,000	27,687
European Bank for Reconstruction & Development (United Kingdom) 0.250% due 07/10/23	250,000	248,444
European Investment Bank (Multi-National)
0.250% due 09/15/23	865,000	858,332
0.375% due 03/26/26	300,000	289,747
0.625% due 10/21/27	250,000	238,186
0.750% due 10/26/26	83,000	80,822
1.250% due 02/14/31	300,000	292,475
1.375% due 05/15/23	125,000	126,328
1.625% due 03/14/25	230,000	233,750
1.625% due 10/09/29	195,000	196,074
2.250% due 06/24/24	250,000	258,611
2.875% due 08/15/23	450,000	465,934
3.125% due 12/14/23	200,000	209,156
Federal Realty Investment Trust REIT
1.250% due 02/15/26	300,000	294,124
3.950% due 01/15/24	50,000	52,388
4.500% due 12/01/44	50,000	59,323
Fidelity National Financial, Inc.
3.400% due 06/15/30	200,000	211,398
4.500% due 08/15/28	50,000	56,556
Fifth Third Bancorp
1.707% due 11/01/27	155,000	153,193
2.550% due 05/05/27	60,000	61,935
8.250% due 03/01/38	25,000	41,070
FS KKR Capital Corp.
2.625% due 01/15/27	100,000	98,748
4.125% due 02/01/25	50,000	52,323
Globe Life, Inc. 4.550% due 09/15/28	50,000	56,771
GLP Capital LP/GLP Financing II, Inc. REIT
3.250% due 01/15/32	50,000	50,351
4.000% due 01/15/31	50,000	53,421
5.250% due 06/01/25	25,000	27,412
5.375% due 11/01/23	25,000	26,559
5.375% due 04/15/26	50,000	55,743
5.750% due 06/01/28	25,000	28,900
Goldman Sachs Group, Inc.
0.481% due 01/27/23	500,000	498,848
0.523% due 03/08/23	65,000	64,808
0.657% due 09/10/24	100,000	99,198
0.673% due 03/08/24	100,000	99,574
1.093% due 12/09/26	290,000	282,744
1.431% due 03/09/27	80,000	78,410

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
1.542% due 09/10/27	$100,000	$98,030
1.948% due 10/21/27	250,000	249,014
2.383% due 07/21/32	70,000	68,980
2.615% due 04/22/32	70,000	70,577
2.650% due 10/21/32	250,000	251,815
2.908% due 07/21/42	60,000	59,766
3.200% due 02/23/23	255,000	261,586
3.210% due 04/22/42	60,000	62,341
3.272% due 09/29/25	255,000	267,723
3.500% due 01/23/25	150,000	158,243
3.500% due 04/01/25	100,000	105,818
3.500% due 11/16/26	100,000	106,626
3.625% due 02/20/24	180,000	188,913
3.750% due 05/22/25	150,000	160,202
3.750% due 02/25/26	60,000	64,674
3.800% due 03/15/30	250,000	275,477
3.814% due 04/23/29	150,000	163,295
3.850% due 01/26/27	160,000	172,057
4.017% due 10/31/38	100,000	114,571
4.223% due 05/01/29	200,000	222,344
4.411% due 04/23/39	450,000	538,481
4.750% due 10/21/45	100,000	129,004
6.750% due 10/01/37	200,000	284,064
Golub Capital BDC, Inc. 2.500% due 08/24/26	60,000	59,028
Hartford Financial Services Group, Inc. 2.900% due 09/15/51	100,000	98,788
Healthcare Realty Trust, Inc. REIT 2.400% due 03/15/30	25,000	24,923
Healthcare Trust of America Holdings LP REIT
2.000% due 03/15/31	25,000	23,685
3.100% due 02/15/30	50,000	51,668
Healthpeak Properties, Inc. REIT
2.875% due 01/15/31	200,000	208,237
3.000% due 01/15/30	100,000	105,089
3.400% due 02/01/25	7,000	7,352
Highwoods Realty LP REIT
4.125% due 03/15/28	20,000	22,076
4.200% due 04/15/29	50,000	55,258
Host Hotels & Resorts LP REIT
3.375% due 12/15/29	25,000	25,508
3.500% due 09/15/30	100,000	102,772
HSBC Holdings PLC (United Kingdom)
1.589% due 05/24/27	500,000	489,262
1.645% due 04/18/26	250,000	248,123
2.251% due 11/22/27	250,000	250,668
2.357% due 08/18/31	250,000	244,520
2.804% due 05/24/32	200,000	200,830
2.848% due 06/04/31	200,000	202,526
3.803% due 03/11/25	200,000	209,979
3.900% due 05/25/26	200,000	215,919
3.973% due 05/22/30	290,000	314,868
4.250% due 08/18/25	200,000	215,235
4.375% due 11/23/26	200,000	219,579
6.800% due 06/01/38	150,000	212,681
HSBC USA, Inc. 3.500% due 06/23/24	250,000	263,845
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	50,000	56,568
Huntington Bancshares, Inc. 2.625% due 08/06/24	300,000	309,108
ING Groep NV (Netherlands) 4.550% due 10/02/28	200,000	229,593
Inter-American Development Bank (Multi-National)
0.500% due 05/24/23	500,000	499,530
0.500% due 09/23/24	150,000	148,020
0.625% due 07/15/25	700,000	687,000
0.875% due 04/20/26	250,000	246,125

	Principal Amount	Value
1.125% due 01/13/31	$150,000	$144,215
1.750% due 03/14/25	300,000	306,160
2.000% due 06/02/26	150,000	154,719
2.000% due 07/23/26	100,000	103,158
2.500% due 01/18/23	200,000	204,116
2.625% due 01/16/24	150,000	155,623
3.200% due 08/07/42	100,000	116,166
Intercontinental Exchange, Inc.
0.700% due 06/15/23	45,000	44,913
1.850% due 09/15/32	65,000	62,367
2.650% due 09/15/40	65,000	62,999
3.000% due 09/15/60	65,000	64,307
3.100% due 09/15/27	100,000	106,322
4.000% due 10/15/23	100,000	105,232
International Bank for Reconstruction & Development (Multi-National)
0.125% due 04/20/23	250,000	248,471
0.250% due 11/24/23	50,000	49,550
0.375% due 07/28/25	350,000	340,406
0.500% due 10/28/25	200,000	194,890
0.625% due 04/22/25	500,000	491,782
0.750% due 11/24/27	195,000	187,139
0.875% due 05/14/30	350,000	331,735
1.125% due 09/13/28	160,000	156,238
1.250% due 02/10/31	500,000	486,295
1.375% due 04/20/28	250,000	249,433
1.625% due 01/15/25	150,000	152,604
1.625% due 11/03/31	190,000	190,195
1.750% due 10/23/29	100,000	101,501
1.875% due 06/19/23	300,000	305,466
2.125% due 02/13/23	100,000	101,770
2.500% due 03/19/24	200,000	207,292
3.000% due 09/27/23	250,000	259,837
3.125% due 11/20/25	50,000	53,539
7.625% due 01/19/23	100,000	107,414
International Finance Corp. (Multi-National)
0.750% due 10/08/26	100,000	97,404
0.750% due 08/27/30	250,000	234,565
1.375% due 10/16/24	90,000	90,955
2.875% due 07/31/23	130,000	134,468
Invesco Finance PLC 5.375% due 11/30/43	200,000	263,642
Invitation Homes Operating Partnership LP 2.000% due 08/15/31	300,000	282,832
Jefferies Group LLC 2.750% due 10/15/32	40,000	39,618
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 2.625% due 10/15/31	100,000	98,466
JPMorgan Chase & Co.
0.768% due 08/09/25	350,000	344,653
0.824% due 06/01/25	170,000	168,105
0.969% due 06/23/25	300,000	297,243
1.040% due 02/04/27	500,000	484,154
1.045% due 11/19/26	100,000	97,472
1.470% due 09/22/27	75,000	73,550
1.514% due 06/01/24	350,000	352,773
1.561% due 12/10/25	100,000	100,162
1.578% due 04/22/27	65,000	64,268
1.764% due 11/19/31	100,000	94,890
2.069% due 06/01/29	140,000	138,937
2.083% due 04/22/26	250,000	253,932
2.182% due 06/01/28	650,000	655,779
2.301% due 10/15/25	615,000	629,365
2.525% due 11/19/41	100,000	95,293
2.545% due 11/08/32	375,000	377,527
2.580% due 04/22/32	75,000	76,044
2.739% due 10/15/30	75,000	77,139
2.956% due 05/13/31	65,000	67,370
3.109% due 04/22/51	250,000	258,997

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
3.157% due 04/22/42	$100,000	$104,584
3.200% due 06/15/26	100,000	106,148
3.328% due 04/22/52	70,000	75,085
3.509% due 01/23/29	185,000	198,336
3.540% due 05/01/28	100,000	108,683
3.559% due 04/23/24	75,000	77,528
3.625% due 05/13/24	200,000	211,664
3.702% due 05/06/30	150,000	164,082
3.882% due 07/24/38	150,000	170,556
3.964% due 11/15/48	100,000	117,570
4.023% due 12/05/24	200,000	210,966
4.032% due 07/24/48	150,000	177,512
4.452% due 12/05/29	150,000	170,382
5.500% due 10/15/40	100,000	136,292
5.600% due 07/15/41	100,000	138,745
6.400% due 05/15/38	300,000	437,224
KeyCorp
2.250% due 04/06/27	350,000	356,001
4.150% due 10/29/25	30,000	32,808
Kimco Realty Corp. REIT
2.250% due 12/01/31	70,000	68,285
3.125% due 06/01/23	100,000	102,526
3.700% due 10/01/49	25,000	26,707
4.125% due 12/01/46	50,000	56,564
Kite Realty Group Trust 4.750% due 09/15/30	25,000	27,695
Kreditanstalt fuer Wiederaufbau (Germany)
0.250% due 04/25/23	130,000	129,493
0.250% due 10/19/23	400,000	396,644
0.375% due 07/18/25	250,000	243,544
0.625% due 01/22/26	730,000	712,960
1.375% due 08/05/24	400,000	404,603
1.625% due 02/15/23	250,000	253,133
1.750% due 09/14/29	100,000	101,797
1.925% due 06/29/37	200,000	151,995
2.125% due 01/17/23	650,000	661,215
2.500% due 11/20/24	375,000	391,040
Landwirtschaftliche Rentenbank (Germany)
0.875% due 09/03/30	200,000	188,577
1.750% due 07/27/26	100,000	101,889
3.125% due 11/14/23	200,000	208,703
Lazard Group LLC
3.625% due 03/01/27	50,000	53,608
4.375% due 03/11/29	50,000	56,441
Legg Mason, Inc. 4.750% due 03/15/26	50,000	56,077
Life Storage LP REIT 4.000% due 06/15/29	100,000	111,019
Lincoln National Corp.
3.625% due 12/12/26	150,000	162,767
3.800% due 03/01/28	35,000	38,452
4.000% due 09/01/23	15,000	15,731
4.350% due 03/01/48	25,000	30,123
Lloyds Banking Group PLC (United Kingdom)
3.870% due 07/09/25	500,000	528,488
4.050% due 08/16/23	200,000	209,608
4.582% due 12/10/25	200,000	218,368
Loews Corp. 2.625% due 05/15/23	150,000	153,146
LXP Industrial Trust 2.375% due 10/01/31	70,000	67,244
Main Street Capital Corp. 3.000% due 07/14/26	100,000	100,398
Manulife Financial Corp. (Canada)
4.150% due 03/04/26	50,000	54,783
5.375% due 03/04/46	50,000	70,328
Markel Corp.
3.450% due 05/07/52	70,000	72,357
3.500% due 11/01/27	50,000	53,534
5.000% due 05/20/49	30,000	38,338

	Principal Amount	Value
Marsh & McLennan Cos., Inc.
2.375% due 12/15/31	$45,000	$45,479
3.500% due 03/10/25	75,000	79,448
3.750% due 03/14/26	100,000	108,618
4.200% due 03/01/48	100,000	121,690
4.375% due 03/15/29	70,000	79,867
Mastercard, Inc.
1.900% due 03/15/31	100,000	100,655
2.000% due 11/18/31	200,000	199,572
2.950% due 11/21/26	50,000	53,240
2.950% due 06/01/29	50,000	53,614
2.950% due 03/15/51	45,000	46,680
3.650% due 06/01/49	50,000	58,017
3.800% due 11/21/46	50,000	59,277
3.950% due 02/26/48	15,000	18,116
MetLife, Inc.
4.550% due 03/23/30	350,000	414,054
5.700% due 06/15/35	100,000	134,380
5.875% due 02/06/41	200,000	283,597
6.375% due 06/15/34	100,000	139,239
Mid-America Apartments LP REIT
3.600% due 06/01/27	100,000	108,035
3.950% due 03/15/29	25,000	27,946
Mitsubishi UFJ Financial Group, Inc. (Japan)
0.848% due 09/15/24	350,000	348,411
0.962% due 10/11/25	200,000	197,340
1.640% due 10/13/27	200,000	197,503
2.048% due 07/17/30	200,000	194,481
3.455% due 03/02/23	50,000	51,493
3.677% due 02/22/27	100,000	108,459
3.761% due 07/26/23	150,000	156,490
3.777% due 03/02/25	50,000	53,480
3.850% due 03/01/26	200,000	216,610
3.961% due 03/02/28	50,000	55,493
4.050% due 09/11/28	150,000	168,264
Mizuho Financial Group, Inc. (Japan)
1.241% due 07/10/24	200,000	200,554
2.201% due 07/10/31	200,000	195,768
3.663% due 02/28/27	200,000	216,111
3.922% due 09/11/24	200,000	209,025
Morgan Stanley
0.731% due 04/05/24	95,000	94,731
0.791% due 01/22/25	100,000	99,032
0.864% due 10/21/25	70,000	69,050
1.164% due 10/21/25	225,000	223,361
1.512% due 07/20/27	100,000	98,462
1.593% due 05/04/27	145,000	143,647
1.794% due 02/13/32	65,000	61,599
1.928% due 04/28/32	400,000	382,622
2.188% due 04/28/26	500,000	510,193
2.239% due 07/21/32	100,000	97,914
2.484% due 09/16/36	100,000	96,401
2.511% due 10/20/32	275,000	275,031
2.699% due 01/22/31	445,000	455,744
2.720% due 07/22/25	565,000	582,569
2.802% due 01/25/52	400,000	393,474
3.125% due 07/27/26	70,000	74,224
3.217% due 04/22/42	55,000	57,727
3.591% due 07/22/28	100,000	107,891
3.622% due 04/01/31	200,000	218,162
3.625% due 01/20/27	300,000	325,473
3.737% due 04/24/24	90,000	93,137
4.300% due 01/27/45	100,000	123,250
4.350% due 09/08/26	90,000	99,594
4.431% due 01/23/30	95,000	108,353
4.457% due 04/22/39	150,000	180,262
5.597% due 03/24/51	100,000	149,734
7.250% due 04/01/32	100,000	142,809

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Nasdaq, Inc.
1.650% due 01/15/31	$150,000	$139,813
2.500% due 12/21/40	150,000	138,879
National Australia Bank Ltd. (Australia) 3.000% due 01/20/23	200,000	204,911
National Bank of Canada (Canada) 0.550% due 11/15/24	250,000	247,197
National Retail Properties, Inc. REIT 4.300% due 10/15/28	35,000	39,427
Natwest Group PLC (United Kingdom)
3.032% due 11/28/35	350,000	345,759
3.073% due 05/22/28	200,000	208,169
3.875% due 09/12/23	250,000	260,795
Nomura Holdings, Inc. (Japan)
1.653% due 07/14/26	100,000	98,268
1.851% due 07/16/25	200,000	200,045
Nordic Investment Bank (Multi-National)
0.375% due 05/19/23	250,000	249,170
0.500% due 01/21/26	300,000	291,231
Northern Trust Corp.
1.950% due 05/01/30	75,000	74,343
3.375% due 05/08/32	63,000	66,390
3.650% due 08/03/28	50,000	55,730
Oaktree Specialty Lending Corp. 2.700% due 01/15/27	50,000	49,643
Oesterreichische Kontrollbank AG (Austria)
0.375% due 09/17/25	90,000	87,316
1.500% due 02/12/25	300,000	303,667
Office Properties Income Trust REIT 4.250% due 05/15/24	50,000	52,169
Old Republic International Corp. 3.850% due 06/11/51	55,000	59,286
Omega Healthcare Investors, Inc. REIT
4.500% due 01/15/25	25,000	26,734
4.750% due 01/15/28	50,000	55,236
4.950% due 04/01/24	100,000	106,837
ORIX Corp. (Japan)
3.700% due 07/18/27	50,000	54,384
4.050% due 01/16/24	25,000	26,403
Owl Rock Capital Corp.
2.875% due 06/11/28	100,000	98,234
3.750% due 07/22/25	100,000	103,676
4.000% due 03/30/25	25,000	26,024
Physicians Realty LP 2.625% due 11/01/31	50,000	49,994
Piedmont Operating Partnership LP 2.750% due 04/01/32	35,000	34,307
PNC Bank NA
2.950% due 02/23/25	300,000	314,607
4.050% due 07/26/28	350,000	392,824
PNC Financial Services Group, Inc. 2.550% due 01/22/30	350,000	360,177
Principal Financial Group, Inc.
3.700% due 05/15/29	25,000	27,649
4.625% due 09/15/42	100,000	125,110
Private Export Funding Corp. 2.450% due 07/15/24	100,000	103,460
Progressive Corp.
4.000% due 03/01/29	25,000	28,272
4.125% due 04/15/47	100,000	121,404
Prologis LP REIT
1.250% due 10/15/30	55,000	51,211
1.625% due 03/15/31	100,000	95,399
2.125% due 04/15/27	25,000	25,427
2.125% due 10/15/50	40,000	34,376
2.250% due 04/15/30	30,000	30,185
3.000% due 04/15/50	25,000	25,823
4.375% due 02/01/29	15,000	17,178
Prudential Financial, Inc.
1.500% due 03/10/26	20,000	20,029

	Principal Amount	Value
2.100% due 03/10/30	$15,000	$15,037
3.000% due 03/10/40	25,000	25,679
3.700% due 10/01/50	175,000	177,229
3.700% due 03/13/51	150,000	171,136
3.935% due 12/07/49	132,000	154,365
4.350% due 02/25/50	50,000	62,529
5.200% due 03/15/44	100,000	104,203
6.625% due 06/21/40	50,000	75,095
Public Storage REIT
0.875% due 02/15/26	50,000	48,750
1.500% due 11/09/26	50,000	49,904
2.300% due 05/01/31	250,000	252,552
3.094% due 09/15/27	30,000	32,235
Raymond James Financial, Inc. 4.950% due 07/15/46	100,000	127,591
Realty Income Corp. REIT
1.800% due 03/15/33	50,000	46,931
2.200% due 06/15/28	35,000	35,355
2.850% due 12/15/32	30,000	31,169
3.000% due 01/15/27	50,000	52,783
3.875% due 04/15/25	150,000	161,469
4.600% due 02/06/24	25,000	26,600
4.625% due 11/01/25	50,000	55,462
4.875% due 06/01/26	25,000	28,151
Regency Centers LP REIT
3.600% due 02/01/27	30,000	32,355
3.700% due 06/15/30	35,000	38,350
4.400% due 02/01/47	35,000	41,307
Regions Financial Corp. 1.800% due 08/12/28	300,000	293,720
Reinsurance Group of America, Inc. 3.950% due 09/15/26	60,000	65,174
RenaissanceRe Finance, Inc. (Bermuda) 3.450% due 07/01/27	30,000	32,322
Royal Bank of Canada (Canada)
0.500% due 10/26/23	35,000	34,804
1.150% due 06/10/25	490,000	486,149
1.150% due 07/14/26	50,000	48,956
4.650% due 01/27/26	200,000	222,005
Santander Holdings USA, Inc. 4.400% due 07/13/27	145,000	159,086
Santander UK Group Holdings PLC (United Kingdom)
1.532% due 08/21/26	200,000	196,905
2.896% due 03/15/32	200,000	202,191
Santander UK PLC (United Kingdom) 4.000% due 03/13/24	100,000	105,900
Simon Property Group LP REIT
1.375% due 01/15/27	300,000	293,172
2.000% due 09/13/24	100,000	101,836
2.450% due 09/13/29	100,000	100,779
2.650% due 07/15/30	100,000	101,983
3.250% due 11/30/26	50,000	53,532
3.250% due 09/13/49	100,000	102,650
3.375% due 06/15/27	100,000	107,338
4.250% due 11/30/46	50,000	59,390
Spirit Realty LP 3.400% due 01/15/30	50,000	52,640
Stifel Financial Corp. 4.250% due 07/18/24	50,000	53,276
STORE Capital Corp. REIT 4.500% due 03/15/28	150,000	166,029
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.948% due 01/12/26	200,000	194,445
1.402% due 09/17/26	250,000	244,277
1.474% due 07/08/25	200,000	199,120
1.710% due 01/12/31	200,000	188,591
1.902% due 09/17/28	250,000	245,279
2.296% due 01/12/41	200,000	185,979

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.348% due 01/15/25	$200,000	$205,079
3.010% due 10/19/26	200,000	209,731
3.202% due 09/17/29	150,000	156,312
3.364% due 07/12/27	150,000	160,759
3.784% due 03/09/26	100,000	107,967
Sun Communities Operating LP 2.300% due 11/01/28	65,000	64,971
SVB Financial Group 1.800% due 10/28/26	100,000	99,717
Synchrony Financial 3.700% due 08/04/26	50,000	53,155
3.950% due 12/01/27	100,000	107,467
Tanger Properties LP REIT 3.875% due 07/15/27	50,000	53,682
Toronto-Dominion Bank (Canada)
0.300% due 06/02/23	100,000	99,406
0.700% due 09/10/24	350,000	345,654
0.750% due 06/12/23	350,000	350,118
0.750% due 01/06/26	200,000	193,991
1.200% due 06/03/26	100,000	98,355
3.250% due 03/11/24	100,000	104,551
Travelers Cos., Inc.
3.050% due 06/08/51	50,000	52,369
6.250% due 06/15/37	125,000	179,621
Travelers Property Casualty Corp. 6.375% due 03/15/33	100,000	139,176
Truist Bank 3.689% due 08/02/24	50,000	52,167
Truist Financial Corp.
1.125% due 08/03/27	100,000	96,832
1.200% due 08/05/25	135,000	134,001
1.267% due 03/02/27	120,000	117,798
1.887% due 06/07/29	125,000	123,182
1.950% due 06/05/30	135,000	133,456
3.700% due 06/05/25	100,000	107,593
4.000% due 05/01/25	100,000	107,980
UDR, Inc. REIT
2.100% due 06/15/33	100,000	94,560
3.100% due 11/01/34	50,000	51,943
3.200% due 01/15/30	50,000	52,602
4.400% due 01/26/29	25,000	28,210
Unum Group
4.000% due 06/15/29	70,000	77,396
4.125% due 06/15/51	100,000	101,727
US Bancorp
1.375% due 07/22/30	150,000	141,301
1.450% due 05/12/25	150,000	150,731
2.491% due 11/03/36	200,000	199,450
3.600% due 09/11/24	400,000	425,120
Ventas Realty LP REIT
3.000% due 01/15/30	50,000	51,659
3.250% due 10/15/26	100,000	105,967
4.000% due 03/01/28	50,000	55,371
4.125% due 01/15/26	31,000	33,767
Visa, Inc.
1.100% due 02/15/31	200,000	186,951
1.900% due 04/15/27	250,000	253,743
2.000% due 08/15/50	250,000	219,611
2.050% due 04/15/30	300,000	304,196
3.650% due 09/15/47	25,000	29,167
4.150% due 12/14/35	30,000	35,959
4.300% due 12/14/45	100,000	126,108
Voya Financial, Inc.
3.650% due 06/15/26	50,000	53,883
4.800% due 06/15/46	30,000	37,362
W R Berkley Corp. 4.000% due 05/12/50	115,000	131,994
Wachovia Corp. 5.500% due 08/01/35	200,000	254,067
Wells Fargo & Co.
0.805% due 05/19/25	25,000	24,729

	Principal Amount	Value
1.654% due 06/02/24	$500,000	$504,396
2.188% due 04/30/26	300,000	305,529
2.393% due 06/02/28	500,000	508,532
2.406% due 10/30/25	130,000	133,332
3.000% due 04/22/26	150,000	157,717
3.000% due 10/23/26	150,000	157,695
3.068% due 04/30/41	500,000	513,798
3.196% due 06/17/27	260,000	274,257
3.450% due 02/13/23	300,000	308,745
4.150% due 01/24/29	200,000	224,074
4.478% due 04/04/31	200,000	232,554
5.013% due 04/04/51	250,000	342,076
5.606% due 01/15/44	100,000	135,602
Wells Fargo Bank NA 6.600% due 01/15/38	100,000	145,434
Welltower, Inc. REIT
2.050% due 01/15/29	60,000	59,107
2.750% due 01/15/31	145,000	147,930
2.750% due 01/15/32	50,000	50,496
2.800% due 06/01/31	100,000	102,028
4.125% due 03/15/29	100,000	111,949
Western Union Co. 4.250% due 06/09/23	100,000	104,166
Westpac Banking Corp. (Australia)
1.953% due 11/20/28	100,000	99,682
2.150% due 06/03/31	100,000	100,382
2.700% due 08/19/26	150,000	157,689
2.894% due 02/04/30	200,000	204,352
2.963% due 11/16/40	200,000	196,598
3.300% due 02/26/24	100,000	104,952
3.400% due 01/25/28	100,000	108,777
4.110% due 07/24/34	65,000	70,231
4.421% due 07/24/39	45,000	52,715
Weyerhaeuser Co. REIT
4.000% due 11/15/29	100,000	111,853
7.375% due 03/15/32	100,000	140,859
Willis North America, Inc.
2.950% due 09/15/29	75,000	76,857
3.875% due 09/15/49	35,000	38,081
WP Carey, Inc. REIT 4.600% due 04/01/24	100,000	106,224
XLIT Ltd. (Bermuda) 5.250% due 12/15/43	50,000	69,429

		114,353,124

Industrial - 2.1%
3M Co.
2.375% due 08/26/29	300,000	308,049
2.875% due 10/15/27	100,000	106,485
3.250% due 08/26/49	200,000	218,397
Agilent Technologies, Inc. 2.300% due 03/12/31	100,000	99,131
Allegion US Holding Co., Inc.
3.200% due 10/01/24	50,000	52,031
3.550% due 10/01/27	50,000	53,058
Amcor Flexibles North America, Inc. 2.690% due 05/25/31	65,000	65,948
Amphenol Corp.
2.050% due 03/01/25	25,000	25,490
2.200% due 09/15/31	60,000	58,707
4.350% due 06/01/29	50,000	56,862
Arrow Electronics, Inc.
3.250% due 09/08/24	100,000	104,435
3.875% due 01/12/28	25,000	27,093
Avnet, Inc. 4.625% due 04/15/26	25,000	27,429
Berry Global, Inc. 1.570% due 01/15/26	200,000	195,930
Boeing Co.
1.433% due 02/04/24	485,000	484,484

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
1.950% due 02/01/24	$30,000	$30,356
2.196% due 02/04/26	200,000	200,115
2.750% due 02/01/26	50,000	51,479
2.800% due 03/01/23	25,000	25,450
2.950% due 02/01/30	100,000	101,994
3.200% due 03/01/29	200,000	206,036
3.250% due 02/01/28	50,000	52,142
3.250% due 03/01/28	25,000	25,918
3.550% due 03/01/38	15,000	15,315
3.625% due 02/01/31	30,000	32,029
3.625% due 03/01/48	10,000	9,955
3.750% due 02/01/50	100,000	104,211
3.825% due 03/01/59	50,000	50,513
3.850% due 11/01/48	35,000	36,541
4.508% due 05/01/23	200,000	208,953
4.875% due 05/01/25	85,000	93,068
5.150% due 05/01/30	150,000	174,908
5.705% due 05/01/40	200,000	257,252
5.805% due 05/01/50	150,000	203,506
5.875% due 02/15/40	50,000	64,218
5.930% due 05/01/60	150,000	208,729
Burlington Northern Santa Fe LLC
3.000% due 03/15/23	150,000	153,038
3.050% due 02/15/51	200,000	207,535
3.300% due 09/15/51	200,000	217,675
3.550% due 02/15/50	150,000	168,460
3.650% due 09/01/25	50,000	53,838
4.125% due 06/15/47	50,000	60,551
4.700% due 09/01/45	50,000	64,227
5.750% due 05/01/40	100,000	139,083
Canadian National Railway Co. (Canada)
2.950% due 11/21/24	100,000	104,351
6.200% due 06/01/36	50,000	70,256
Canadian Pacific Railway Co. (Canada)
2.450% due 12/02/31	200,000	204,141
2.900% due 02/01/25	150,000	156,137
3.100% due 12/02/51	200,000	206,061
4.000% due 06/01/28	35,000	39,020
4.800% due 09/15/35	20,000	24,774
6.125% due 09/15/15	30,000	44,872
Carlisle Cos., Inc.
2.200% due 03/01/32	100,000	96,421
3.750% due 12/01/27	50,000	53,999
Carrier Global Corp.
2.242% due 02/15/25	35,000	35,865
2.493% due 02/15/27	35,000	35,982
2.722% due 02/15/30	50,000	51,117
3.377% due 04/05/40	15,000	15,705
3.577% due 04/05/50	450,000	479,766
Caterpillar Financial Services Corp.
0.450% due 05/17/24	50,000	49,407
0.650% due 07/07/23	50,000	50,014
0.800% due 11/13/25	60,000	58,897
0.900% due 03/02/26	200,000	195,447
3.450% due 05/15/23	100,000	103,480
Caterpillar, Inc.
2.600% due 04/09/30	500,000	521,566
3.250% due 09/19/49	100,000	109,897
3.803% due 08/15/42	100,000	116,934
CNH Industrial Capital LLC
1.450% due 07/15/26	100,000	97,960
4.200% due 01/15/24	50,000	52,802
CNH Industrial NV (United Kingdom) 3.850% due 11/15/27	35,000	38,132
CSX Corp.
3.250% due 06/01/27	250,000	268,281
3.400% due 08/01/24	200,000	210,492
4.500% due 03/15/49	65,000	81,102
5.500% due 04/15/41	75,000	100,176

	Principal Amount	Value
Deere & Co.
2.875% due 09/07/49	$15,000	$15,535
3.900% due 06/09/42	100,000	118,987
Dover Corp. 5.375% due 03/01/41	50,000	64,952
Eagle Materials, Inc. 2.500% due 07/01/31	50,000	49,385
Eaton Corp. 4.000% due 11/02/32	100,000	115,069
Emerson Electric Co.
0.875% due 10/15/26	35,000	34,064
2.200% due 12/21/31	100,000	99,640
3.150% due 06/01/25	100,000	105,536
FedEx Corp.
3.100% due 08/05/29	50,000	52,882
3.875% due 08/01/42	100,000	110,039
4.200% due 10/17/28	100,000	113,214
4.400% due 01/15/47	50,000	59,036
4.750% due 11/15/45	50,000	61,073
5.250% due 05/15/50	350,000	469,412
Flex Ltd.
3.750% due 02/01/26	50,000	53,452
4.750% due 06/15/25	50,000	54,464
4.875% due 06/15/29	25,000	28,387
Fortive Corp. 4.300% due 06/15/46	125,000	148,483
Fortune Brands Home & Security, Inc. 4.000% due 09/21/23	50,000	52,402
GATX Corp.
3.250% due 03/30/25	100,000	104,575
4.350% due 02/15/24	25,000	26,545
4.550% due 11/07/28	25,000	28,713
GE Capital International Funding Unlimited Co. 4.418% due 11/15/35	413,000	493,536
General Dynamics Corp.
2.250% due 06/01/31	5,000	5,090
2.850% due 06/01/41	10,000	10,307
3.375% due 05/15/23	50,000	51,679
3.750% due 05/15/28	180,000	199,068
4.250% due 04/01/50	200,000	255,713
General Electric Co. 6.750% due 03/15/32	101,000	137,911
Honeywell International, Inc.
1.100% due 03/01/27	300,000	291,567
1.750% due 09/01/31	350,000	341,194
2.300% due 08/15/24	100,000	103,385
2.500% due 11/01/26	100,000	104,758
2.700% due 08/15/29	60,000	62,883
Hubbell, Inc. 3.350% due 03/01/26	50,000	52,822
Huntington Ingalls Industries, Inc.
0.670% due 08/16/23 ~	15,000	14,874
2.043% due 08/16/28 ~	50,000	48,988
IDEX Corp.
2.625% due 06/15/31	100,000	100,975
3.000% due 05/01/30	15,000	15,610
Illinois Tool Works, Inc. 4.875% due 09/15/41	100,000	132,213
Jabil, Inc. 1.700% due 04/15/26	65,000	64,887
3.950% due 01/12/28	55,000	60,354
John Deere Capital Corp.
0.450% due 06/07/24	35,000	34,583
0.625% due 09/10/24	70,000	69,255
1.300% due 10/13/26	250,000	247,582
1.750% due 03/09/27	50,000	50,374
2.000% due 06/17/31	100,000	100,065
2.600% due 03/07/24	100,000	103,486
2.650% due 06/10/26	100,000	104,720
2.800% due 03/06/23	50,000	51,248

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.800% due 09/08/27	$50,000	$53,001
3.400% due 09/11/25	50,000	53,645
3.450% due 06/07/23	25,000	25,923
3.450% due 03/13/25	50,000	53,334
Johnson Controls International PLC
3.625% due 07/02/24	40,000	42,141
3.900% due 02/14/26	19,000	20,585
4.500% due 02/15/47	40,000	48,687
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.750% due 09/15/30	15,000	14,374
Kansas City Southern 4.950% due 08/15/45	100,000	127,633
Kennametal, Inc. 4.625% due 06/15/28	50,000	55,836
Keysight Technologies, Inc. 4.550% due 10/30/24	100,000	108,190
L3Harris Technologies, Inc.
2.900% due 12/15/29	30,000	30,998
3.850% due 06/15/23	70,000	72,731
3.850% due 12/15/26	25,000	27,205
4.400% due 06/15/28	100,000	112,338
Lockheed Martin Corp.
2.900% due 03/01/25	50,000	52,404
3.550% due 01/15/26	100,000	108,347
3.600% due 03/01/35	25,000	27,988
3.800% due 03/01/45	20,000	22,918
4.500% due 05/15/36	20,000	24,477
4.700% due 05/15/46	44,000	57,607
6.150% due 09/01/36	100,000	139,819
Martin Marietta Materials, Inc.
2.500% due 03/15/30	65,000	65,649
3.450% due 06/01/27	21,000	22,404
Masco Corp. 2.000% due 02/15/31	100,000	95,938
3.500% due 11/15/27	100,000	107,209
Norfolk Southern Corp.
2.300% due 05/15/31	250,000	251,519
2.903% due 02/15/23	100,000	101,686
3.155% due 05/15/55	20,000	20,324
3.800% due 08/01/28	30,000	33,141
3.942% due 11/01/47	63,000	73,101
4.650% due 01/15/46	50,000	63,560
4.837% due 10/01/41	50,000	63,239
Northrop Grumman Corp.
3.250% due 08/01/23	100,000	103,476
3.250% due 01/15/28	350,000	374,893
3.850% due 04/15/45	100,000	113,620
nVent Finance Sarl (Luxembourg) 2.750% due 11/15/31	50,000	49,847
Oshkosh Corp. 3.100% due 03/01/30	15,000	15,615
Otis Worldwide Corp. 2.056% due 04/05/25	20,000	20,348
2.293% due 04/05/27	20,000	20,395
3.112% due 02/15/40	50,000	51,397
3.362% due 02/15/50	30,000	31,705
Owens Corning 3.875% due 06/01/30	150,000	163,773
Packaging Corp. of America
3.400% due 12/15/27	35,000	37,750
3.650% due 09/15/24	100,000	105,695
Parker-Hannifin Corp.
3.250% due 06/14/29	20,000	21,217
4.000% due 06/14/49	20,000	23,440
6.250% due 05/15/38	100,000	138,219
Precision Castparts Corp.
2.500% due 01/15/23	100,000	101,495
3.250% due 06/15/25	50,000	53,047
4.375% due 06/15/45	50,000	62,066

	Principal Amount	Value
Raytheon Technologies Corp.
2.250% due 07/01/30	$100,000	$99,836
3.125% due 07/01/50	100,000	102,426
3.200% due 03/15/24	300,000	312,361
3.500% due 03/15/27	200,000	214,379
3.750% due 11/01/46	50,000	55,847
3.950% due 08/16/25	25,000	27,130
4.125% due 11/16/28	60,000	67,172
4.350% due 04/15/47	200,000	243,628
4.450% due 11/16/38	20,000	24,153
4.500% due 06/01/42	300,000	371,699
4.625% due 11/16/48	35,000	44,950
Republic Services, Inc.
3.200% due 03/15/25	100,000	104,975
3.375% due 11/15/27	120,000	128,697
3.950% due 05/15/28	100,000	110,846
Rockwell Automation, Inc. 0.350% due 08/15/23	300,000	298,127
Ryder System, Inc.
1.750% due 09/01/26	65,000	64,599
3.400% due 03/01/23	100,000	102,635
Snap-on, Inc. 3.100% due 05/01/50	35,000	37,001
Stanley Black & Decker, Inc.
2.750% due 11/15/50	50,000	48,263
4.250% due 11/15/28	100,000	113,697
Teledyne Technologies, Inc. 2.750% due 04/01/31	200,000	203,024
Textron, Inc.
3.650% due 03/15/27	100,000	107,491
4.000% due 03/15/26	25,000	27,090
Trane Technologies Global Holding Co. Ltd. 4.250% due 06/15/23	100,000	104,575
Trane Technologies Luxembourg Finance SA 3.800% due 03/21/29	100,000	109,337
Trimble, Inc.
4.150% due 06/15/23	50,000	52,019
4.900% due 06/15/28	50,000	56,914
Union Pacific Corp.
2.375% due 05/20/31	40,000	40,815
2.750% due 03/01/26	25,000	26,222
2.891% due 04/06/36	125,000	131,193
2.973% due 09/16/62	25,000	24,789
3.000% due 04/15/27	100,000	106,272
3.200% due 05/20/41	70,000	74,663
3.250% due 08/15/25	50,000	53,117
3.350% due 08/15/46	50,000	53,671
3.500% due 06/08/23	50,000	51,731
3.550% due 05/20/61	100,000	110,718
3.600% due 09/15/37	20,000	22,222
3.646% due 02/15/24	92,000	96,198
3.750% due 07/15/25	50,000	54,056
3.799% due 04/06/71	30,000	34,844
3.839% due 03/20/60	530,000	626,031
United Parcel Service, Inc.
3.400% due 11/15/46	200,000	225,498
5.300% due 04/01/50	500,000	740,416
6.200% due 01/15/38	50,000	72,274
Vulcan Materials Co. 4.500% due 06/15/47	100,000	123,090
Waste Connections, Inc. 3.500% due 05/01/29	100,000	108,240
Waste Management, Inc.
0.750% due 11/15/25	206,000	200,682
2.950% due 06/01/41	35,000	36,591
3.150% due 11/15/27	100,000	106,865
Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/24	100,000	105,837
4.950% due 09/15/28	100,000	113,769

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
WRKCo, Inc.
3.000% due 09/15/24	$100,000	$104,305
4.000% due 03/15/28	100,000	110,609
4.200% due 06/01/32	50,000	57,124
Xylem, Inc.
3.250% due 11/01/26	30,000	32,064
4.375% due 11/01/46	25,000	29,872

		24,621,248

Technology - 2.1%
Activision Blizzard, Inc.
1.350% due 09/15/30	35,000	32,324
2.500% due 09/15/50	100,000	87,844
3.400% due 09/15/26	50,000	53,561
Adobe, Inc.
1.700% due 02/01/23	20,000	20,226
1.900% due 02/01/25	230,000	235,659
Analog Devices, Inc.
2.100% due 10/01/31	60,000	60,191
2.800% due 10/01/41	50,000	50,671
2.950% due 10/01/51	55,000	56,628
3.500% due 12/05/26	100,000	109,132
Apple, Inc.
0.700% due 02/08/26	150,000	147,044
0.750% due 05/11/23	80,000	80,243
1.125% due 05/11/25	65,000	64,846
1.400% due 08/05/28	100,000	97,998
1.650% due 05/11/30	410,000	399,453
1.650% due 02/08/31	200,000	195,473
1.700% due 08/05/31	100,000	97,677
1.800% due 09/11/24	100,000	102,249
2.050% due 09/11/26	100,000	102,833
2.200% due 09/11/29	100,000	102,454
2.400% due 01/13/23	50,000	50,968
2.400% due 05/03/23	600,000	614,486
2.550% due 08/20/60	250,000	235,588
2.650% due 05/11/50	100,000	98,534
2.650% due 02/08/51	100,000	98,576
2.700% due 08/05/51	100,000	99,113
2.850% due 08/05/61	100,000	100,501
2.950% due 09/11/49	65,000	67,141
3.000% due 11/13/27	100,000	107,522
3.250% due 02/23/26	570,000	609,869
3.350% due 02/09/27	200,000	217,182
3.750% due 09/12/47	75,000	87,905
3.750% due 11/13/47	50,000	58,827
3.850% due 08/04/46	35,000	41,576
4.250% due 02/09/47	100,000	125,198
4.500% due 02/23/36	50,000	62,831
4.650% due 02/23/46	445,000	585,073
Applied Materials, Inc.
1.750% due 06/01/30	30,000	29,392
3.900% due 10/01/25	35,000	38,163
4.350% due 04/01/47	45,000	57,344
5.100% due 10/01/35	35,000	45,495
Autodesk, Inc.
2.400% due 12/15/31	80,000	79,858
2.850% due 01/15/30	55,000	56,829
Broadcom, Inc.
2.450% due 02/15/31 ~	200,000	196,315
3.419% due 04/15/33 ~	250,000	262,356
3.459% due 09/15/26	26,000	27,710
3.500% due 02/15/41 ~	315,000	323,873
3.750% due 02/15/51 ~	140,000	146,717
4.110% due 09/15/28	211,000	231,521
4.250% due 04/15/26	100,000	109,159
4.300% due 11/15/32	200,000	225,052
4.750% due 04/15/29	150,000	170,903
5.000% due 04/15/30	200,000	233,084

	Principal Amount	Value
Broadridge Financial Solutions, Inc. 3.400% due 06/27/26	$50,000	$53,229
CDW LLC/CDW Finance Corp. 3.569% due 12/01/31	250,000	260,565
Citrix Systems, Inc.
1.250% due 03/01/26	55,000	53,616
3.300% due 03/01/30	50,000	50,778
Dell International LLC 5.850% due 07/15/25	200,000	226,875
Dell International LLC/EMC Corp.
4.000% due 07/15/24	50,000	53,083
4.900% due 10/01/26	100,000	112,704
5.300% due 10/01/29	100,000	117,335
5.450% due 06/15/23	31,000	32,712
6.020% due 06/15/26	500,000	578,499
8.100% due 07/15/36	27,000	41,147
8.350% due 07/15/46	13,000	21,659
Electronic Arts, Inc.
1.850% due 02/15/31	30,000	28,785
2.950% due 02/15/51	20,000	18,893
4.800% due 03/01/26	50,000	55,798
Fidelity National Information Services, Inc.
0.375% due 03/01/23	20,000	19,906
0.600% due 03/01/24	15,000	14,773
1.150% due 03/01/26	350,000	341,254
1.650% due 03/01/28	20,000	19,379
2.250% due 03/01/31	50,000	48,949
3.100% due 03/01/41	10,000	10,116
Fiserv, Inc.
2.250% due 06/01/27	100,000	101,816
2.650% due 06/01/30	100,000	101,586
2.750% due 07/01/24	100,000	103,492
3.200% due 07/01/26	25,000	26,461
3.500% due 07/01/29	45,000	48,442
3.850% due 06/01/25	100,000	106,879
4.400% due 07/01/49	40,000	47,777
Genpact Luxembourg SARL 3.375% due 12/01/24	25,000	26,341
Hewlett Packard Enterprise Co.
4.900% due 10/15/25	250,000	277,550
6.200% due 10/15/35	50,000	65,550
6.350% due 10/15/45	50,000	67,114
HP, Inc.
2.650% due 06/17/31 ~	100,000	98,694
6.000% due 09/15/41	55,000	73,241
Intel Corp.
1.600% due 08/12/28	25,000	24,717
2.000% due 08/12/31	50,000	49,724
2.450% due 11/15/29	150,000	155,322
2.600% due 05/19/26	100,000	105,276
2.800% due 08/12/41	40,000	39,981
3.050% due 08/12/51	20,000	20,496
3.200% due 08/12/61	25,000	25,678
3.250% due 11/15/49	500,000	529,102
3.700% due 07/29/25	145,000	156,585
4.600% due 03/25/40	400,000	499,386
International Business Machines Corp.
2.850% due 05/15/40	100,000	98,364
3.000% due 05/15/24	200,000	209,034
3.300% due 05/15/26	300,000	321,035
3.375% due 08/01/23	300,000	311,763
3.500% due 05/15/29	170,000	184,664
4.150% due 05/15/39	100,000	115,696
4.250% due 05/15/49	300,000	364,674
5.600% due 11/30/39	26,000	35,637
Intuit, Inc. 1.650% due 07/15/30	15,000	14,483
Lam Research Corp.
4.000% due 03/15/29	55,000	61,637
4.875% due 03/15/49	25,000	34,019

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Leidos, Inc. 2.300% due 02/15/31	$55,000	$53,042
Marvell Technology, Inc. 4.200% due 06/22/23	50,000	51,979
Maxim Integrated Products, Inc. 3.450% due 06/15/27	100,000	107,943
Microchip Technology, Inc. 0.972% due 02/15/24	200,000	198,343
Micron Technology, Inc.
2.703% due 04/15/32	20,000	20,057
3.366% due 11/01/41	15,000	15,425
3.477% due 11/01/51	25,000	25,629
Microsoft Corp.
2.000% due 08/08/23	50,000	50,966
2.375% due 05/01/23	100,000	102,141
2.400% due 08/08/26	750,000	785,653
2.525% due 06/01/50	535,000	523,230
2.675% due 06/01/60	166,000	166,022
2.875% due 02/06/24	35,000	36,446
2.921% due 03/17/52	278,000	295,922
3.125% due 11/03/25	100,000	106,765
3.300% due 02/06/27	300,000	327,138
3.450% due 08/08/36	72,000	83,018
3.700% due 08/08/46	500,000	597,858
NVIDIA Corp.
0.584% due 06/14/24	75,000	74,340
2.000% due 06/15/31	100,000	99,586
2.850% due 04/01/30	250,000	265,809
3.500% due 04/01/50	200,000	228,536
NXP BV/NXP Funding LLC/NXP USA, Inc. (China)
2.500% due 05/11/31 ~	100,000	100,352
3.250% due 05/11/41 ~	60,000	62,130
4.300% due 06/18/29 ~	150,000	168,214
Oracle Corp.
1.650% due 03/25/26	45,000	44,690
2.300% due 03/25/28	70,000	69,819
2.800% due 04/01/27	500,000	515,793
2.875% due 03/25/31	75,000	75,537
2.950% due 05/15/25	150,000	155,875
3.250% due 11/15/27	350,000	368,757
3.600% due 04/01/40	500,000	502,301
3.650% due 03/25/41	80,000	81,001
3.850% due 07/15/36	50,000	52,917
3.850% due 04/01/60	300,000	297,138
3.900% due 05/15/35	105,000	112,643
3.950% due 03/25/51	120,000	124,786
4.000% due 07/15/46	250,000	260,126
4.100% due 03/25/61	95,000	99,263
4.300% due 07/08/34	100,000	110,924
4.375% due 05/15/55	200,000	219,549
6.125% due 07/08/39	100,000	132,968
6.500% due 04/15/38	100,000	135,117
Qorvo, Inc. 1.750% due 12/15/24 ~	30,000	30,051
QUALCOMM, Inc.
2.600% due 01/30/23	100,000	101,890
2.900% due 05/20/24	50,000	52,135
3.250% due 05/20/27	50,000	53,990
3.450% due 05/20/25	150,000	159,965
4.300% due 05/20/47	30,000	37,658
4.800% due 05/20/45	150,000	199,283
Roper Technologies, Inc.
1.750% due 02/15/31	200,000	188,046
2.350% due 09/15/24	15,000	15,389
3.800% due 12/15/26	30,000	32,887
4.200% due 09/15/28	95,000	106,742
salesforce.com, Inc.
0.625% due 07/15/24	55,000	54,519
1.500% due 07/15/28	65,000	64,258

	Principal Amount	Value
1.950% due 07/15/31	$80,000	$79,320
2.700% due 07/15/41	60,000	60,040
2.900% due 07/15/51	100,000	102,028
3.050% due 07/15/61	50,000	51,576
ServiceNow, Inc. 1.400% due 09/01/30	65,000	60,577
Texas Instruments, Inc.
1.375% due 03/12/25	250,000	251,218
4.150% due 05/15/48	100,000	125,055
TSMC Arizona Corp. 3.125% due 10/25/41	200,000	208,741
VMware, Inc. 3.900% due 08/21/27	30,000	32,686
Western Digital Corp. 2.850% due 02/01/29	30,000	30,338
3.100% due 02/01/32	55,000	55,506
Xilinx, Inc. 2.950% due 06/01/24	100,000	103,555

		24,416,639

Utilities - 2.1%
AEP Texas, Inc. 3.450% due 05/15/51	35,000	35,338
AEP Transmission Co. LLC 4.250% due 09/15/48	35,000	42,249
AES Corp. 1.375% due 01/15/26	75,000	72,884
2.450% due 01/15/31	100,000	97,534
Alabama Power Co.
3.125% due 07/15/51	100,000	102,226
4.150% due 08/15/44	90,000	105,507
4.300% due 07/15/48	15,000	18,217
Ameren Illinois Co.
3.250% due 03/01/25	50,000	52,509
3.800% due 05/15/28	50,000	55,198
4.150% due 03/15/46	50,000	59,798
American Electric Power Co., Inc.
0.750% due 11/01/23	20,000	19,871
1.000% due 11/01/25	30,000	29,363
American Water Capital Corp.
2.300% due 06/01/31	50,000	50,052
2.950% due 09/01/27	35,000	36,956
3.250% due 06/01/51	50,000	52,070
3.450% due 06/01/29	100,000	107,898
3.750% due 09/01/47	50,000	55,903
4.300% due 12/01/42	100,000	119,228
Appalachian Power Co.
3.700% due 05/01/50	150,000	161,868
7.000% due 04/01/38	150,000	215,991
Arizona Public Service Co.
2.200% due 12/15/31	65,000	63,153
2.950% due 09/15/27	50,000	52,419
4.500% due 04/01/42	100,000	116,676
Atmos Energy Corp.
0.625% due 03/09/23	35,000	34,875
3.000% due 06/15/27	30,000	31,774
4.150% due 01/15/43	64,000	74,292
4.300% due 10/01/48	50,000	61,267
Avangrid, Inc. 3.150% due 12/01/24	50,000	52,380
Baltimore Gas and Electric Co.
2.900% due 06/15/50	30,000	29,891
3.200% due 09/15/49	70,000	73,294
3.750% due 08/15/47	50,000	56,704
Berkshire Hathaway Energy Co.
2.800% due 01/15/23	40,000	40,747
3.250% due 04/15/28	30,000	32,136
3.800% due 07/15/48	25,000	28,041
4.250% due 10/15/50	200,000	246,046
4.450% due 01/15/49	50,000	61,918
6.125% due 04/01/36	99,000	134,953

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Black Hills Corp.
3.150% due 01/15/27	$50,000	$52,043
4.350% due 05/01/33	30,000	34,221
CenterPoint Energy Houston Electric LLC
2.350% due 04/01/31	55,000	55,969
2.400% due 09/01/26	50,000	51,574
3.000% due 02/01/27	50,000	52,698
3.350% due 04/01/51	85,000	93,657
CenterPoint Energy Resources Corp. 4.000% due 04/01/28	100,000	109,488
CenterPoint Energy, Inc. 4.250% due 11/01/28	25,000	27,801
Commonwealth Edison Co.
3.700% due 08/15/28	20,000	21,960
3.750% due 08/15/47	50,000	56,519
3.800% due 10/01/42	100,000	113,102
Connecticut Light & Power Co.
0.750% due 12/01/25	150,000	145,953
4.150% due 06/01/45	25,000	30,366
Consolidated Edison Co. of New York, Inc. 2.400% due 06/15/31	50,000	50,353
3.600% due 06/15/61	50,000	52,920
3.950% due 03/01/43	100,000	108,860
3.950% due 04/01/50	250,000	286,385
4.000% due 12/01/28	100,000	112,189
4.125% due 05/15/49	50,000	57,390
4.300% due 12/01/56	50,000	59,634
4.500% due 12/01/45	100,000	118,395
Consumers Energy Co.
3.250% due 08/15/46	50,000	53,107
3.800% due 11/15/28	100,000	111,428
4.350% due 04/15/49	100,000	125,659
Dominion Energy, Inc.
1.450% due 04/15/26	40,000	39,575
2.250% due 08/15/31	45,000	43,992
2.850% due 08/15/26	30,000	31,308
3.071% due 08/15/24	70,000	72,502
3.300% due 04/15/41	30,000	31,218
3.375% due 04/01/30	350,000	371,825
4.250% due 06/01/28	50,000	55,771
4.700% due 12/01/44	100,000	123,824
Dominion Energy South Carolina, Inc.
4.600% due 06/15/43	100,000	125,100
5.300% due 05/15/33	50,000	63,611
5.450% due 02/01/41	50,000	67,692
DTE Electric Co.
2.250% due 03/01/30	50,000	50,185
2.950% due 03/01/50	50,000	50,517
3.375% due 03/01/25	50,000	52,728
3.650% due 03/15/24	51,000	53,433
Duke Energy Carolinas LLC
3.050% due 03/15/23	150,000	153,716
3.750% due 06/01/45	200,000	221,770
6.050% due 04/15/38	110,000	152,871
6.100% due 06/01/37	25,000	34,000
Duke Energy Corp.
2.450% due 06/01/30	160,000	159,037
2.550% due 06/15/31	100,000	100,202
3.150% due 08/15/27	50,000	52,634
3.300% due 06/15/41	100,000	101,683
3.500% due 06/15/51	100,000	103,506
3.950% due 08/15/47	50,000	55,394
4.200% due 06/15/49	65,000	74,957
Duke Energy Florida LLC
1.750% due 06/15/30	250,000	240,206
2.500% due 12/01/29	50,000	51,433
Duke Energy Indiana LLC
2.750% due 04/01/50	60,000	58,543
3.250% due 10/01/49	50,000	51,928
3.750% due 05/15/46	50,000	55,891
4.900% due 07/15/43	100,000	125,810

	Principal Amount	Value
Duke Energy Ohio, Inc. 2.125% due 06/01/30	$35,000	$34,487
Duke Energy Progress LLC 3.700% due 09/01/28	100,000	109,681
Edison International
2.950% due 03/15/23	100,000	101,623
5.750% due 06/15/27	10,000	11,410
El Paso Electric Co. 5.000% due 12/01/44	50,000	61,212
Emera US Finance LP (Canada)
3.550% due 06/15/26	35,000	37,265
4.750% due 06/15/46	200,000	236,176
Enel Chile SA (Chile) 4.875% due 06/12/28	50,000	55,202
Enel Generacion Chile SA (Chile) 4.250% due 04/15/24	50,000	52,312
Entergy Arkansas LLC
3.500% due 04/01/26	50,000	53,541
4.200% due 04/01/49	50,000	59,465
Entergy Corp.
0.900% due 09/15/25	150,000	145,412
2.800% due 06/15/30	100,000	101,883
2.950% due 09/01/26	30,000	31,319
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	55,572
Entergy Louisiana LLC
0.620% due 11/17/23	25,000	24,808
2.350% due 06/15/32	100,000	99,813
3.100% due 06/15/41	400,000	411,165
3.250% due 04/01/28	50,000	53,209
4.200% due 09/01/48	50,000	59,618
4.950% due 01/15/45	40,000	43,028
Essential Utilities, Inc. 2.400% due 05/01/31	100,000	99,559
Evergy Kansas Central, Inc.
3.100% due 04/01/27	50,000	52,836
4.100% due 04/01/43	100,000	116,841
Evergy Metro, Inc. 3.650% due 08/15/25	50,000	53,304
Eversource Energy
2.900% due 10/01/24	50,000	51,829
3.300% due 01/15/28	100,000	106,704
3.800% due 12/01/23	15,000	15,752
4.250% due 04/01/29	25,000	27,907
Exelon Corp.
3.950% due 06/15/25	100,000	106,922
4.050% due 04/15/30	300,000	333,671
4.450% due 04/15/46	100,000	119,746
4.950% due 06/15/35	35,000	41,767
5.100% due 06/15/45	35,000	45,148
Florida Power & Light Co.
2.850% due 04/01/25	350,000	365,741
3.700% due 12/01/47	200,000	229,907
4.950% due 06/01/35	100,000	126,711
5.690% due 03/01/40	35,000	49,485
5.950% due 02/01/38	125,000	174,351
Georgia Power Co. 4.300% due 03/15/42	100,000	114,102
Indiana Michigan Power Co.
3.250% due 05/01/51	60,000	61,830
4.250% due 08/15/48	25,000	29,741
Interstate Power & Light Co. 3.500% due 09/30/49	25,000	26,955
ITC Holdings Corp.
3.350% due 11/15/27	50,000	52,997
3.650% due 06/15/24	25,000	26,231
Kentucky Utilities Co. 4.375% due 10/01/45	40,000	47,293
Louisville Gas & Electric Co. 4.250% due 04/01/49	35,000	42,827

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
MidAmerican Energy Co.
3.650% due 08/01/48	$100,000	$112,685
6.750% due 12/30/31	100,000	137,422
Mississippi Power Co. 3.950% due 03/30/28	25,000	27,421
National Fuel Gas Co.
3.750% due 03/01/23	100,000	102,235
3.950% due 09/15/27	50,000	53,132
National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/31	100,000	92,053
1.650% due 06/15/31	200,000	188,426
4.023% due 11/01/32	100,000	112,945
8.000% due 03/01/32	50,000	72,846
NextEra Energy Capital Holdings, Inc.
0.650% due 03/01/23	45,000	44,919
2.250% due 06/01/30	80,000	79,612
4.800% due 12/01/77	100,000	106,614
5.650% due 05/01/79	100,000	113,403
NiSource, Inc.
0.950% due 08/15/25	200,000	194,843
3.490% due 05/15/27	50,000	53,713
3.950% due 03/30/48	50,000	56,305
4.800% due 02/15/44	100,000	122,796
5.250% due 02/15/43	100,000	128,360
Northern States Power Co. 2.600% due 06/01/51	50,000	47,841
OGE Energy Corp. 0.703% due 05/26/23	40,000	39,830
Oglethorpe Power Corp. 5.050% due 10/01/48	100,000	126,707
Ohio Edison Co. 6.875% due 07/15/36	150,000	213,981
Ohio Power Co. 1.625% due 01/15/31	65,000	61,225
Oklahoma Gas & Electric Co. 3.850% due 08/15/47	50,000	56,875
Oncor Electric Delivery Co. LLC
0.550% due 10/01/25	70,000	67,450
3.700% due 11/15/28	100,000	110,154
3.800% due 09/30/47	50,000	58,197
5.300% due 06/01/42	100,000	134,122
Pacific Gas and Electric Co.
2.500% due 02/01/31	100,000	95,373
3.300% due 08/01/40	250,000	232,246
3.450% due 07/01/25	400,000	415,221
3.500% due 08/01/50	45,000	41,799
4.500% due 07/01/40	300,000	313,013
4.550% due 07/01/30	300,000	324,668
4.950% due 07/01/50	200,000	218,331
PacifiCorp
2.700% due 09/15/30	300,000	309,231
2.900% due 06/15/52	80,000	78,712
3.300% due 03/15/51	300,000	311,751
3.500% due 06/15/29	35,000	37,887
4.125% due 01/15/49	70,000	80,921
PECO Energy Co.
2.800% due 06/15/50	45,000	44,212
3.000% due 09/15/49	55,000	55,873
3.150% due 10/15/25	50,000	53,049
3.900% due 03/01/48	60,000	70,215
Piedmont Natural Gas Co., Inc.
3.350% due 06/01/50	225,000	231,696
4.650% due 08/01/43	35,000	42,143
Potomac Electric Power Co. 3.600% due 03/15/24	100,000	104,659
PPL Electric Utilities Corp.
3.000% due 10/01/49	70,000	71,822
4.150% due 10/01/45	25,000	29,735
4.150% due 06/15/48	100,000	120,950
4.750% due 07/15/43	50,000	63,596

	Principal Amount	Value
Progress Energy, Inc. 7.750% due 03/01/31	$100,000	$139,450
Public Service Co. of Colorado
1.875% due 06/15/31	200,000	194,634
2.700% due 01/15/51	100,000	96,299
3.700% due 06/15/28	50,000	54,933
3.800% due 06/15/47	50,000	56,544
Public Service Co. of New Hampshire 2.200% due 06/15/31	30,000	30,106
Public Service Co. of Oklahoma 2.200% due 08/15/31	100,000	98,319
Public Service Electric and Gas Co.
0.950% due 03/15/26	100,000	98,004
2.050% due 08/01/50	100,000	84,722
3.000% due 03/01/51	100,000	103,181
3.200% due 08/01/49	60,000	63,166
4.050% due 05/01/48	25,000	30,022
Public Service Enterprise Group, Inc.
2.450% due 11/15/31	100,000	98,928
2.875% due 06/15/24	70,000	72,519
Puget Energy, Inc. 3.650% due 05/15/25	100,000	105,765
Puget Sound Energy, Inc.
2.893% due 09/15/51	55,000	54,266
5.795% due 03/15/40	25,000	34,407
San Diego Gas & Electric Co.
1.700% due 10/01/30	95,000	91,013
3.750% due 06/01/47	50,000	55,654
4.100% due 06/15/49	100,000	118,564
4.150% due 05/15/48	25,000	29,864
Sempra Energy
3.400% due 02/01/28	65,000	69,251
3.800% due 02/01/38	100,000	109,927
4.125% due 04/01/52	300,000	303,982
Southern California Edison Co.
2.250% due 06/01/30	120,000	118,553
2.850% due 08/01/29	75,000	77,661
2.950% due 02/01/51	320,000	305,559
3.500% due 10/01/23	100,000	103,721
3.650% due 03/01/28	50,000	54,060
3.650% due 02/01/50	70,000	74,258
3.700% due 08/01/25	30,000	32,056
3.900% due 03/15/43	50,000	53,489
4.125% due 03/01/48	10,000	11,244
4.500% due 09/01/40	50,000	56,551
Southern California Gas Co. 2.600% due 06/15/26	50,000	51,987
Southern Co.
2.950% due 07/01/23	25,000	25,611
4.000% due 01/15/51	350,000	358,750
4.250% due 07/01/36	30,000	33,908
4.400% due 07/01/46	450,000	528,465
Southwest Gas Corp. 3.800% due 09/29/46	50,000	55,240
Southwestern Electric Power Co.
3.250% due 11/01/51	200,000	198,790
3.900% due 04/01/45	50,000	54,095
4.100% due 09/15/28	50,000	55,431
6.200% due 03/15/40	50,000	69,461
Southwestern Public Service Co.
3.300% due 06/15/24	50,000	52,067
3.750% due 06/15/49	100,000	114,312
Tampa Electric Co.
4.300% due 06/15/48	50,000	61,431
4.450% due 06/15/49	50,000	63,257
Tucson Electric Power Co.
3.050% due 03/15/25	50,000	52,016
4.850% due 12/01/48	100,000	129,690
Union Electric Co.
2.625% due 03/15/51	200,000	192,264
8.450% due 03/15/39	100,000	167,658

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Virginia Electric & Power Co.
2.300% due 11/15/31	$100,000	$100,875
2.950% due 11/15/26	50,000	52,636
3.150% due 01/15/26	35,000	37,034
3.800% due 09/15/47	50,000	56,629
4.000% due 11/15/46	20,000	23,267
8.875% due 11/15/38	25,000	44,184
Washington Gas Light Co. 3.650% due 09/15/49	25,000	28,120
WEC Energy Group, Inc.
0.800% due 03/15/24	160,000	158,438
2.200% due 12/15/28	100,000	99,937
Wisconsin Electric Power Co. 4.300% due 10/15/48	10,000	12,326
Wisconsin Power & Light Co. 3.050% due 10/15/27	100,000	105,168
Xcel Energy, Inc.
0.500% due 10/15/23	40,000	39,748
4.000% due 06/15/28	50,000	55,151

		24,269,950

Total Corporate Bonds & Notes (Cost $301,453,354)		317,149,545

MORTGAGE-BACKED SECURITIES - 29.3%
Collateralized Mortgage Obligations - Commercial - 2.0%
Bank
1.844% due 03/15/63	131,250	128,195
1.997% due 11/15/53	250,000	247,001
2.470% due 09/15/64	500,000	512,107
2.649% due 01/15/63	200,000	207,667
2.920% due 12/15/52	200,000	211,404
3.175% due 09/15/60	200,000	211,543
BBCMS Mortgage Trust
2.299% due 02/15/54	300,000	300,770
2.639% due 02/15/53	200,000	206,103
Benchmark Mortgage Trust
1.850% due 09/15/53	250,000	243,652
1.925% due 07/15/53	197,917	193,999
2.576% due 11/15/54	350,000	360,810
2.577% due 04/15/54	200,000	206,169
2.732% due 02/15/53	200,000	208,024
4.121% due 07/15/51 §	200,000	224,202
CD Mortgage Trust 3.456% due 11/13/50	175,000	188,637
Citigroup Commercial Mortgage Trust
3.372% due 10/10/47	313,032	324,864
3.778% due 09/10/58	600,000	643,037
Commercial Mortgage Trust
3.525% due 02/10/49	236,191	245,795
3.819% due 06/10/47	300,000	315,701
4.228% due 05/10/51	400,000	449,066
CSAIL Commercial Mortgage Trust 3.458% due 11/15/50 §	600,000	643,064
Fannie Mae
1.270% due 07/25/30	200,000	191,466
1.466% due 02/25/31 §	245,000	239,616
1.684% due 11/25/32 §	500,000	490,127
Fannie Mae - Aces
1.821% due 02/25/30	48,200	48,291
2.723% due 10/25/24	172,194	177,312
2.902% due 01/25/28 §	500,000	536,031
2.980% due 08/25/29	500,000	541,891
2.991% due 12/25/27 §	174,223	186,454
3.061% due 05/25/27 §	199,659	214,127
3.638% due 08/25/30 §	300,000	341,808
Freddie Mac
1.350% due 05/25/30	575,000	557,283
1.406% due 08/25/30	250,000	243,008

	Principal Amount	Value
1.477% due 04/25/30	$107,143	$104,945
1.517% due 03/25/30	222,222	218,565
1.547% due 10/25/30	200,000	196,314
1.558% due 04/25/30	140,000	138,056
1.621% due 12/25/30	186,667	184,292
1.872% due 03/25/53	166,667	168,226
1.940% due 02/25/35	352,000	344,295
2.020% due 03/25/31	250,000	254,735
2.862% due 05/25/26	500,000	529,059
2.946% due 07/25/24	750,000	779,559
Freddie Mac Multifamily Structured Pass Through Certificates
2.361% due 10/25/36	250,000	254,675
2.524% due 10/25/29	200,000	211,348
2.673% due 03/25/26 - 09/25/29	800,000	842,815
2.745% due 01/25/26	400,000	420,111
3.171% due 10/25/24	850,000	893,676
3.208% due 02/25/26	375,000	400,332
3.310% due 05/25/23 §	500,000	515,926
3.422% due 02/25/29	196,721	218,666
3.926% due 06/25/28	100,000	113,884
3.990% due 08/25/33 §	42,000	49,512
GS Mortgage Securities Trust 3.734% due 11/10/48	1,000,000	1,070,698
JPMBB Commercial Mortgage Securities Trust 4.274% due 12/15/48	600,000	625,240
JPMDB Commercial Mortgage Securities Trust 2.180% due 05/13/53	300,000	299,953
JPMorgan Chase Commercial Mortgage Securities Trust 3.143% due 12/15/47	491,190	500,053
Morgan Stanley Bank of America Merrill Lynch Trust
3.720% due 12/15/49	570,000	617,803
3.753% due 12/15/47	700,000	750,933
Morgan Stanley Capital I Trust
2.728% due 05/15/54	250,000	259,858
3.596% due 12/15/49	400,000	429,776
Wells Fargo Commercial Mortgage Trust
2.626% due 04/15/54	250,000	258,532
2.652% due 08/15/49	350,000	362,406
2.925% due 04/15/50	300,000	308,705
3.453% due 07/15/50	500,000	539,428
4.184% due 06/15/51	200,000	224,639

		23,126,239

Fannie Mae - 15.7%
due 01/01/37 - 01/01/52 #	22,475,000	22,890,507
due 01/01/52 #	14,125,000	14,082,583
1.500% due 12/01/35 - 11/01/51	10,418,898	10,167,178
1.940% (USD LIBOR + 1.690%) due 08/01/39 §	2,654	2,780
1.945% (USD LIBOR + 1.695%) due 06/01/38 §	1,625	1,644
2.000% due 11/01/35 - 01/01/52	53,765,586	53,865,166
2.500% due 10/01/27 - 09/01/51	27,549,167	28,246,006
3.000% due 05/01/22 - 09/01/51	20,033,875	20,940,850
3.500% due 10/01/25 - 06/01/50	12,470,400	13,322,109
4.000% due 04/01/24 - 02/01/50	10,554,458	11,383,835
4.500% due 05/01/23 - 03/01/50	3,877,865	4,238,081
5.000% due 09/01/23 - 09/01/48	1,342,457	1,508,188
5.500% due 11/01/33 - 07/01/41	763,331	869,048
6.000% due 09/01/34 - 06/01/40	319,145	367,940
6.500% due 09/01/36 - 07/01/38	65,674	74,759

		181,960,674

Freddie Mac - 5.8%
1.500% due 04/01/51 - 05/01/51	2,719,777	2,629,157
2.000% due 09/01/35 - 11/01/51	16,004,160	16,114,095

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.500% due 08/01/28 - 12/01/51	$18,972,907	$19,422,119
3.000% due 09/01/26 - 06/01/51	12,689,889	13,288,579
3.500% due 03/01/26 - 05/01/50	8,383,131	8,932,419
4.000% due 02/01/25 - 01/01/48	4,013,031	4,357,613
4.500% due 08/01/24 - 07/01/48	1,476,508	1,615,165
5.000% due 12/01/31 - 03/01/41	614,110	695,042
5.500% due 04/01/34 - 08/01/40	315,588	360,486
6.000% due 04/01/36 - 05/01/40	422,224	486,550
6.500% due 08/01/37 - 04/01/39	33,370	37,797

		67,939,022

Government National Mortgage Association - 5.8%
due 01/01/52 #	8,925,000	9,103,041
2.000% due 10/20/50 - 12/20/51	12,960,908	13,096,034
2.500% due 01/20/43 - 11/20/51	13,773,363	14,133,488
3.000% due 08/20/42 - 12/20/50	11,206,827	11,681,164
3.500% due 10/15/41 - 07/20/50	10,161,974	10,745,359
4.000% due 06/15/39 - 01/20/50	4,530,599	4,873,404
4.500% due 02/15/39 - 12/20/47	1,936,799	2,133,743
5.000% due 05/15/36 - 01/20/48	867,870	982,701
5.500% due 04/15/37 - 04/15/40	238,688	275,145
6.000% due 01/15/38 - 06/15/41	85,071	98,505
6.500% due 10/15/38 - 02/15/39	19,542	22,361

		67,144,945

Total Mortgage-Backed Securities (Cost $339,407,348)		340,170,880

ASSET-BACKED SECURITIES - 0.3%
BA Credit Card Trust 0.440% due 09/15/26	27,000	26,616
BMW Vehicle Lease Trust 0.330% due 12/26/24	55,000	54,591
Capital One Multi-Asset Execution Trust 1.040% due 11/16/26	350,000	348,582
Carmax Auto Owner Trust
0.340% due 12/15/25	229,000	227,073
0.520% due 02/17/26	80,000	79,555
Citibank Credit Card Issuance Trust 6.150% due 06/15/39	250,000	346,946
CNH Equipment Trust 0.440% due 08/17/26	225,000	222,310
Discover Card Execution Note Trust 1.030% due 09/15/28	272,000	266,069
Drive Auto Receivables Trust 0.790% due 10/15/25	108,000	107,798
Ford Credit Auto Lease Trust 0.370% due 10/15/24	218,000	216,520
Ford Credit Floorplan Master Owner Trust 0.700% due 09/15/25	250,000	249,036
GM Financial Consumer Automobile Receivables Trust
0.380% due 08/18/25	57,000	56,778
0.510% due 04/16/26	90,000	89,400
GM Financial Leasing Trust 0.340% due 05/20/24	167,000	166,218
Honda Auto Receivables Owner Trust 0.330% due 08/15/25	185,000	183,383
Hyundai Auto Receivables Trust 0.380% due 01/15/26	250,000	247,319
John Deere Owner Trust 0.520% due 03/16/26	86,000	85,043
Verizon Owner Trust 0.470% due 02/20/25	300,000	299,262
World Omni Auto Receivables Trust 0.840% due 09/15/27	272,000	266,396

Total Asset-Backed Securities (Cost $3,536,322)		3,538,895

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 1.4%
Fannie Mae
0.250% due 05/22/23	$1,075,000	$1,070,629
0.250% due 07/10/23	850,000	845,496
0.250% due 11/27/23	1,125,000	1,115,348
0.375% due 08/25/25	95,000	92,436
0.500% due 11/07/25	115,000	112,245
0.625% due 04/22/25	430,000	424,197
0.750% due 10/08/27	300,000	289,582
0.875% due 08/05/30	500,000	471,557
2.625% due 09/06/24	960,000	1,004,510
5.625% due 07/15/37	100,000	150,571
6.625% due 11/15/30	500,000	706,612
7.125% due 01/15/30	525,000	743,418
Federal Farm Credit Banks Funding Corp.
0.125% due 04/13/23	900,000	895,630
0.125% due 06/14/23	250,000	249,278
0.250% due 02/26/24	530,000	524,595
Federal Home Loan Bank
0.125% due 03/17/23	260,000	258,818
0.375% due 09/04/25	475,000	462,174
0.500% due 04/14/25	500,000	491,420
5.500% due 07/15/36	100,000	145,169
Freddie Mac
0.250% due 06/26/23	500,000	497,666
0.250% due 08/24/23	65,000	64,589
0.250% due 09/08/23	145,000	144,040
0.250% due 11/06/23	800,000	793,063
0.250% due 12/04/23	680,000	673,697
0.375% due 05/05/23	500,000	498,946
0.375% due 07/21/25	180,000	175,485
0.375% due 09/23/25	825,000	802,952
1.500% due 02/12/25	250,000	253,688
2.750% due 06/19/23	500,000	515,761
6.250% due 07/15/32	225,000	323,499
Tennessee Valley Authority
3.500% due 12/15/42	100,000	118,747
4.250% due 09/15/65	200,000	292,541
5.250% due 09/15/39	25,000	36,113
5.375% due 04/01/56	50,000	83,718
6.750% due 11/01/25	150,000	180,650
7.125% due 05/01/30	50,000	71,181

Total U.S. Government Agency Issues (Cost $15,310,541)		15,580,021

U.S. TREASURY OBLIGATIONS - 38.8%
U.S. Treasury Bonds - 8.5%
1.125% due 05/15/40	1,750,000	1,534,395
1.125% due 08/15/40	3,700,000	3,231,719
1.250% due 05/15/50	3,350,000	2,846,061
1.375% due 11/15/40	4,500,000	4,102,383
1.375% due 08/15/50	3,600,000	3,154,922
1.625% due 11/15/50	3,100,000	2,889,176
1.750% due 08/15/41	1,750,000	1,697,227
1.875% due 02/15/41	3,100,000	3,069,363
1.875% due 02/15/51	3,100,000	3,068,273
1.875% due 11/15/51	1,000,000	992,344
2.000% due 11/15/41	1,000,000	1,011,719
2.000% due 02/15/50	2,250,000	2,286,299
2.000% due 08/15/51	4,200,000	4,282,687
2.250% due 05/15/41	1,200,000	1,261,125
2.250% due 08/15/46	2,150,000	2,274,129
2.250% due 08/15/49	1,100,000	1,177,730
2.375% due 11/15/49	1,950,000	2,142,867
2.375% due 05/15/51	3,000,000	3,314,531
2.500% due 02/15/45	2,800,000	3,080,328
2.500% due 02/15/46	2,600,000	2,873,102

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.500% due 05/15/46	$1,000,000	$1,105,586
2.750% due 08/15/42	450,000	512,895
2.750% due 11/15/42	1,850,000	2,109,145
2.750% due 11/15/47	2,500,000	2,911,523
2.875% due 08/15/45	1,000,000	1,174,492
2.875% due 05/15/49	1,275,000	1,536,375
3.000% due 05/15/42	1,075,000	1,273,371
3.000% due 05/15/45	1,500,000	1,794,668
3.000% due 11/15/45	1,900,000	2,283,266
3.000% due 02/15/47	500,000	605,273
3.000% due 05/15/47	1,700,000	2,064,039
3.000% due 02/15/48	2,000,000	2,441,875
3.000% due 08/15/48	1,500,000	1,836,035
3.000% due 02/15/49	2,000,000	2,459,687
3.125% due 11/15/41	975,000	1,171,942
3.125% due 02/15/43	1,000,000	1,205,664
3.125% due 08/15/44	600,000	728,836
3.125% due 05/15/48	2,700,000	3,375,422
3.625% due 08/15/43	1,525,000	1,978,807
3.625% due 02/15/44	500,000	650,879
3.750% due 08/15/41	1,300,000	1,698,277
3.750% due 11/15/43	1,000,000	1,322,852
4.250% due 11/15/40	750,000	1,037,637
4.375% due 05/15/40	1,025,000	1,435,040
4.375% due 05/15/41	775,000	1,091,993
4.500% due 02/15/36	1,750,000	2,405,703
4.500% due 05/15/38	500,000	699,316
4.500% due 08/15/39	700,000	988,750
4.750% due 02/15/41	1,350,000	1,986,557
5.375% due 02/15/31	1,100,000	1,472,324
6.250% due 05/15/30	1,050,000	1,449,902

		99,098,511

U.S. Treasury Notes - 30.3%
0.125% due 01/31/23	2,500,000	2,491,748
0.125% due 03/31/23	2,500,000	2,488,770
0.125% due 05/31/23	2,000,000	1,987,891
0.125% due 07/15/23	3,000,000	2,978,672
0.125% due 08/31/23	2,500,000	2,478,223
0.125% due 02/15/24	2,300,000	2,270,441
0.250% due 04/15/23	3,000,000	2,990,273
0.250% due 06/15/23	3,000,000	2,986,406
0.250% due 09/30/23	1,575,000	1,564,049
0.250% due 11/15/23	2,000,000	1,983,750
0.250% due 06/15/24	2,500,000	2,463,477
0.250% due 05/31/25	2,750,000	2,675,449
0.250% due 06/30/25	3,500,000	3,400,879
0.250% due 07/31/25	5,000,000	4,850,781
0.250% due 08/31/25	3,500,000	3,390,762
0.250% due 09/30/25	4,200,000	4,067,766
0.250% due 10/31/25	6,000,000	5,799,844
0.375% due 10/31/23	2,750,000	2,734,209
0.375% due 04/30/25	3,000,000	2,933,906
0.375% due 11/30/25	2,500,000	2,424,707
0.375% due 12/31/25	3,500,000	3,393,086
0.375% due 01/31/26	4,000,000	3,870,781
0.500% due 11/30/23	5,000,000	4,981,250
0.500% due 03/31/25	3,000,000	2,950,664
0.500% due 02/28/26	3,500,000	3,401,152
0.500% due 05/31/27	3,500,000	3,352,207
0.500% due 06/30/27	1,000,000	957,109
0.500% due 08/31/27	2,500,000	2,386,035
0.500% due 10/31/27	2,000,000	1,903,750
0.625% due 10/15/24	2,750,000	2,728,193
0.625% due 07/31/26	3,250,000	3,160,498
0.625% due 05/15/30	3,350,000	3,133,035
0.625% due 08/15/30	2,500,000	2,332,031
0.750% due 11/15/24	3,500,000	3,480,859
0.750% due 03/31/26	2,500,000	2,452,734
0.750% due 04/30/26	2,500,000	2,450,684

	Principal Amount	Value
0.750% due 05/31/26	$3,000,000	$2,938,594
0.750% due 08/31/26	3,000,000	2,933,086
0.750% due 01/31/28	2,500,000	2,408,008
0.875% due 06/30/26	4,500,000	4,429,160
0.875% due 09/30/26	2,950,000	2,898,375
0.875% due 11/15/30	4,250,000	4,041,650
1.000% due 12/15/24	2,000,000	2,002,422
1.000% due 07/31/28	2,000,000	1,947,578
1.125% due 02/28/25	3,500,000	3,512,852
1.125% due 10/31/26	5,000,000	4,967,969
1.125% due 02/28/27	750,000	744,258
1.125% due 02/29/28	2,750,000	2,710,684
1.125% due 08/31/28	2,750,000	2,697,363
1.125% due 02/15/31	3,500,000	3,397,598
1.250% due 08/31/24	4,000,000	4,037,188
1.250% due 12/31/26	2,500,000	2,497,656
1.250% due 03/31/28	1,000,000	991,328
1.250% due 04/30/28	2,500,000	2,477,832
1.250% due 05/31/28	3,000,000	2,971,055
1.250% due 06/30/28	1,500,000	1,485,000
1.250% due 09/30/28	3,000,000	2,965,781
1.250% due 08/15/31	5,500,000	5,378,828
1.375% due 02/15/23	1,500,000	1,515,762
1.375% due 06/30/23	4,300,000	4,351,566
1.375% due 01/31/25	5,500,000	5,563,594
1.375% due 08/31/26	3,500,000	3,520,918
1.375% due 12/31/28	2,400,000	2,389,875
1.500% due 03/31/23	1,500,000	1,518,516
1.500% due 09/30/24	3,000,000	3,047,695
1.500% due 10/31/24	2,000,000	2,031,562
1.500% due 08/15/26	3,200,000	3,236,750
1.500% due 01/31/27	3,500,000	3,539,375
1.500% due 11/30/28	2,500,000	2,510,547
1.500% due 02/15/30	3,250,000	3,267,520
1.625% due 05/31/23	1,000,000	1,015,195
1.625% due 10/31/23	3,000,000	3,050,742
1.625% due 02/15/26	1,900,000	1,932,953
1.625% due 05/15/26	1,300,000	1,321,988
1.625% due 10/31/26	5,500,000	5,594,746
1.625% due 08/15/29	2,000,000	2,029,453
1.625% due 05/15/31	6,000,000	6,078,281
1.750% due 05/15/23	4,750,000	4,828,857
1.750% due 06/30/24	3,000,000	3,065,742
1.750% due 12/31/24	1,600,000	1,636,750
1.750% due 12/31/26	2,500,000	2,559,277
1.875% due 08/31/24	3,000,000	3,076,641
1.875% due 07/31/26	1,000,000	1,028,477
2.000% due 02/15/23	6,950,000	7,070,675
2.000% due 05/31/24	5,000,000	5,137,891
2.000% due 02/15/25	2,000,000	2,060,312
2.000% due 11/15/26	1,000,000	1,034,570
2.125% due 11/30/23	2,500,000	2,567,383
2.125% due 05/15/25	3,500,000	3,623,457
2.250% due 12/31/23	4,000,000	4,120,156
2.250% due 01/31/24	2,000,000	2,061,562
2.250% due 04/30/24	3,250,000	3,356,641
2.250% due 10/31/24	800,000	829,344
2.250% due 11/15/24	2,000,000	2,073,672
2.250% due 12/31/24	4,000,000	4,150,938
2.250% due 11/15/25	2,200,000	2,292,125
2.250% due 08/15/27	4,200,000	4,406,719
2.250% due 11/15/27	2,300,000	2,415,270
2.375% due 02/29/24	3,000,000	3,102,187
2.375% due 08/15/24	10,300,000	10,695,906
2.375% due 04/30/26	1,000,000	1,048,867
2.375% due 05/15/27	2,750,000	2,902,969
2.375% due 05/15/29	1,000,000	1,066,055
2.500% due 03/31/23	4,000,000	4,099,062
2.500% due 08/15/23	4,450,000	4,583,674
2.500% due 01/31/25	4,000,000	4,182,656

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
2.625% due 02/15/29	$2,750,000	$2,973,545
2.750% due 04/30/23	1,500,000	1,544,004
2.750% due 08/31/23	5,000,000	5,172,266
2.750% due 11/15/23	5,350,000	5,552,715
2.750% due 02/15/28	3,500,000	3,783,555
2.875% due 05/31/25	1,200,000	1,272,516
2.875% due 05/15/28	2,500,000	2,724,316
2.875% due 08/15/28	1,750,000	1,911,602
3.125% due 11/15/28	3,000,000	3,335,273

		351,195,001

Total U.S. Treasury Obligations (Cost $441,629,068)		450,293,512

FOREIGN GOVERNMENT BONDS & NOTES - 1.7%
Canada Government (Canada) 1.625% due 01/22/25	150,000	152,577
Chile Government (Chile)
3.100% due 01/22/61	200,000	185,286
3.125% due 01/21/26	75,000	79,126
3.860% due 06/21/47	300,000	333,378
Export Development Canada (Canada)
1.375% due 02/24/23	250,000	252,380
2.500% due 01/24/23	200,000	204,237
Export-Import Bank of Korea (South Korea)
0.625% due 02/09/26	200,000	193,554
3.625% due 11/27/23	200,000	210,300
Hungary Government (Hungary) 5.375% due 03/25/24	200,000	217,476
Indonesia Government (Indonesia)
2.850% due 02/14/30	200,000	208,740
2.950% due 01/11/23	300,000	306,801
3.200% due 09/23/61	200,000	192,774
4.200% due 10/15/50	300,000	342,854
Israel Government AID 5.500% due 04/26/24	25,000	27,593
Israel Government International (Israel) 2.750% due 07/03/30	200,000	213,034
Japan Bank for International Cooperation (Japan)
0.625% due 07/15/25	235,000	229,939
1.250% due 01/21/31	500,000	479,814
1.750% due 01/23/23	200,000	202,373
1.875% due 07/21/26	200,000	204,108
1.875% due 04/15/31	200,000	202,382
2.500% due 05/23/24	200,000	207,246
3.250% due 07/20/28	200,000	220,630
3.375% due 07/31/23	200,000	208,366
Japan International Cooperation Agency (Japan) 3.375% due 06/12/28	200,000	220,368
Korea Development Bank (South Korea)
2.000% due 09/12/26	200,000	204,899
3.375% due 03/12/23	200,000	205,337
Korea International (South Korea)
1.750% due 10/15/31	200,000	199,987
2.750% due 01/19/27	200,000	211,089
Mexico Government (Mexico)
2.659% due 05/24/31	200,000	195,602
3.900% due 04/27/25	350,000	375,725
4.150% due 03/28/27	200,000	221,377
4.280% due 08/14/41	200,000	207,750
4.500% due 01/31/50	200,000	212,500
4.600% due 01/23/46	250,000	268,315
4.600% due 02/10/48	200,000	213,861
4.750% due 04/27/32	350,000	396,550
4.750% due 03/08/44	264,000	288,567
6.750% due 09/27/34	225,000	300,897
Panama Government (Panama)
2.252% due 09/29/32	500,000	475,375

	Principal Amount	Value
3.870% due 07/23/60	$200,000	$200,750
4.500% due 05/15/47	350,000	386,750
6.700% due 01/26/36	100,000	134,179
8.875% due 09/30/27	100,000	134,987
Peruvian Government (Peru)
2.783% due 01/23/31	300,000	299,253
3.300% due 03/11/41	250,000	250,940
4.125% due 08/25/27	150,000	165,348
8.750% due 11/21/33	200,000	312,352
Philippine Government (Philippines)
1.648% due 06/10/31	200,000	194,152
2.650% due 12/10/45	200,000	189,820
2.950% due 05/05/45	200,000	197,654
3.000% due 02/01/28	200,000	215,112
6.375% due 10/23/34	250,000	347,711
7.750% due 01/14/31	200,000	291,498
Province of Alberta Canada (Canada)
1.300% due 07/22/30	250,000	238,629
1.875% due 11/13/24	350,000	358,219
3.350% due 11/01/23	100,000	104,585
Province of British Columbia Canada (Canada) 1.300% due 01/29/31	500,000	481,820
Province of Manitoba Canada (Canada) 1.500% due 10/25/28	155,000	153,179
Province of New Brunswick Canada (Canada) 3.625% due 02/24/28	50,000	56,066
Province of Ontario Canada (Canada)
0.625% due 01/21/26	300,000	291,927
1.050% due 04/14/26	200,000	197,495
1.050% due 05/21/27	200,000	195,411
1.750% due 01/24/23	300,000	303,747
2.000% due 10/02/29	100,000	101,755
2.300% due 06/15/26	250,000	259,684
Province of Quebec Canada (Canada)
0.600% due 07/23/25	100,000	97,828
1.350% due 05/28/30	50,000	48,479
1.500% due 02/11/25	350,000	354,731
1.900% due 04/21/31	200,000	201,672
2.500% due 04/09/24	65,000	67,375
2.750% due 04/12/27	350,000	372,187
7.500% due 07/15/23	100,000	110,141
7.500% due 09/15/29	75,000	104,932
Republic of Italy Government International Bond (Italy)
0.875% due 05/06/24	200,000	197,920
2.875% due 10/17/29	200,000	204,620
3.875% due 05/06/51	200,000	214,565
4.000% due 10/17/49	200,000	220,468
6.875% due 09/27/23	150,000	164,766
Republic of Poland Government (Poland)
3.000% due 03/17/23	150,000	154,119
4.000% due 01/22/24	150,000	158,898
State of Israel (Israel) 3.375% due 01/15/50	500,000	541,917
Svensk Exportkredit AB (Sweden)
0.375% due 07/30/24	250,000	246,103
0.625% due 10/07/24	560,000	554,057
Uruguay Government International Bond (Uruguay)
4.125% due 11/20/45	143,467	170,906
4.375% due 10/27/27	200,000	225,252
5.100% due 06/18/50	200,000	264,961

Total Foreign Government Bonds & Notes (Cost $19,239,809)		20,012,087

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value

MUNICIPAL BONDS - 0.6%
American Municipal Power, Inc.
6.449% due 02/15/44	$25,000	$37,343
8.084% due 02/15/50	300,000	569,079
Bay Area Toll Authority CA
6.263% due 04/01/49	25,000	40,014
7.043% due 04/01/50	50,000	87,592
California State University 2.975% due 11/01/51	50,000	51,088
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue 5.491% due 11/01/39	25,000	34,338
Chicago O’Hare International Airport 4.472% due 01/01/49	50,000	65,909
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue IL 6.899% due 12/01/40	100,000	140,966
City of Atlanta GA Water & Wastewater Revenue 2.257% due 11/01/35	100,000	99,985
City of Chicago IL Class B 7.750% due 01/01/42	42,000	50,196
City of Houston TX 3.961% due 03/01/47	50,000	60,429
City of New York NY 5.517% due 10/01/37	40,000	53,333
City of San Antonio TX Electric & Gas Systems Revenue 2.905% due 02/01/48	60,000	60,409
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	119,748
5.456% due 12/01/39	25,000	34,117
County of Clark Department of Aviation NV 6.820% due 07/01/45	125,000	196,478
Dallas Area Rapid Transit 2.613% due 12/01/48	200,000	196,437
Dallas Independent School District TX Class C 6.450% due 02/15/35	50,000	53,506
Golden State Tobacco Securitization Corp. 4.214% due 06/01/50	150,000	150,356
JobsOhio Beverage System 2.833% due 01/01/38	10,000	10,322
Los Angeles Unified School District CA 6.758% due 07/01/34	100,000	139,382
Massachusetts School Building Authority
2.950% due 05/15/43	50,000	50,861
3.395% due 10/15/40	20,000	20,944
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	32,445
6.668% due 11/15/39	55,000	78,366
Municipal Electric Authority of Georgia
6.637% due 04/01/57	25,000	38,114
6.655% due 04/01/57	97,000	150,265
New Jersey Economic Development Authority 7.425% due 02/15/29	125,000	157,320
New Jersey Turnpike Authority Class A 7.102% due 01/01/41	100,000	157,069
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	38,998
New York City Water & Sewer System
5.952% due 06/15/42	50,000	75,208
6.011% due 06/15/42	10,000	15,101
New York State Dormitory Authority 3.142% due 07/01/43	100,000	103,394
New York State Urban Development Corp. 3.900% due 03/15/33	50,000	54,974
5.770% due 03/15/39	25,000	30,820

	Principal Amount	Value
Pennsylvania Turnpike Commission Class B 5.511% due 12/01/45	$75,000	$106,709
Permanent University Fund - University of Texas System 3.376% due 07/01/47	185,000	212,909
Port Authority of New York & New Jersey
3.175% due 07/15/60	250,000	248,506
4.031% due 09/01/48	50,000	60,987
4.229% due 10/15/57	30,000	37,692
4.458% due 10/01/62	100,000	132,817
5.647% due 11/01/40	150,000	210,250
Rutgers The State University of New Jersey 3.915% due 05/01/19	15,000	17,868
Sales Tax Securitization Corp. 4.787% due 01/01/48	50,000	63,794
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	75,280
State Board of Administration Finance Corp. 2.154% due 07/01/30	100,000	99,841
State of California
1.700% due 02/01/28	200,000	200,236
3.500% due 04/01/28	100,000	110,656
7.300% due 10/01/39	100,000	157,046
7.500% due 04/01/34	50,000	76,584
7.600% due 11/01/40	270,000	465,998
7.625% due 03/01/40	40,000	66,324
State of Connecticut Class D 5.090% due 10/01/30	50,000	57,855
State of Illinois 6.725% due 04/01/35	400,000	492,233
State of Texas 5.517% due 04/01/39	100,000	140,869
State of Utah 4.554% due 07/01/24	5,000	5,266
State of Wisconsin 3.154% due 05/01/27	250,000	268,756
Texas Transportation Commission 2.562% due 04/01/42	350,000	347,523
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	30,030
University of California
3.063% due 07/01/25	50,000	53,180
4.767% due 05/15/15	75,000	107,592
4.858% due 05/15/12	100,000	147,505

Total Municipal Bonds (Cost $6,092,769)		7,249,212

	Shares

SHORT-TERM INVESTMENTS - 4.8%
Money Market Funds - 4.8%
BlackRock Liquidity Funds T-Fund Institutional 0.000%	56,011,398	56,011,398

		56,011,398

Total Short-Term Investments (Cost $56,011,398)		56,011,398

TOTAL INVESTMENTS - 104.3% (Cost $1,182,680,609)		1,210,005,550

OTHER ASSETS & LIABILITIES, NET - (4.3%)		(50,379,674)

NET ASSETS - 100.0%		$1,159,625,876

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	38.8%
Mortgage-Backed Securities	29.3%
Corporate Bonds & Notes	27.4%
Short-Term Investments	4.8%
Others (each less than 3.0%)	4.0%

	104.3%
Other Assets & Liabilities, Net	(4.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$317,149,545	$-	$317,149,545	$-
	Mortgage-Backed Securities	340,170,880	-	340,170,880	-
	Asset-Backed Securities	3,538,895	-	3,538,895	-
	U.S. Government Agency Issues	15,580,021	-	15,580,021	-
	U.S. Treasury Obligations	450,293,512	-	450,293,512	-
	Foreign Government Bonds & Notes	20,012,087	-	20,012,087	-
	Municipal Bonds	7,249,212	-	7,249,212	-
	Short-Term Investments	56,011,398	56,011,398	-	-

	Total	$1,210,005,550	$56,011,398	$1,153,994,152	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 0.0%
Energy - 0.0%
EP Energy Corp.*	1,815	$160,400
Patterson-UTI Energy, Inc.	306	2,586

		162,986

Financial - 0.0%

Stearns Holdings LLC Class B * Ω ±	3,570	-

Total Common Stocks (Cost $189,966)		162,986

	Principal Amount

CORPORATE BONDS & NOTES - 97.4%

Basic Materials - 5.1%

Alcoa Nederland Holding BV
4.125% due 03/31/29 ~	$221,000	227,947
5.500% due 12/15/27 ~	215,000	230,347
6.125% due 05/15/28 ~	250,000	269,407
Allegheny Technologies, Inc.
4.875% due 10/01/29	200,000	200,501
5.125% due 10/01/31	50,000	50,447
5.875% due 12/01/27	200,000	208,794
Arconic Corp.
6.000% due 05/15/25 ~	190,000	199,025
6.125% due 02/15/28 ~	246,000	262,206
Ashland LLC
3.375% due 09/01/31 ~	200,000	198,787
6.875% due 05/15/43	128,000	165,743
Axalta Coating Systems LLC 3.375% due 02/15/29 ~	500,000	484,487
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada) 8.750% due 07/15/26 ~	225,000	234,234
Big River Steel LLC/BRS Finance Corp. 6.625% due 01/31/29 ~	104,000	112,594
Carpenter Technology Corp. 6.375% due 07/15/28	125,000	132,916
Century Aluminum Co. 7.500% due 04/01/28 ~	150,000	158,591
Chemours Co.
4.625% due 11/15/29 ~	100,000	99,377
5.375% due 05/15/27	94,000	100,674
5.750% due 11/15/28 ~	670,000	702,240
Clearwater Paper Corp.
4.750% due 08/15/28 ~	250,000	255,258
5.375% due 02/01/25 ~	50,000	54,052
Cleveland-Cliffs, Inc.
4.625% due 03/01/29 ~	120,000	122,578
4.875% due 03/01/31 ~	276,000	287,145
5.875% due 06/01/27	300,000	312,675
6.250% due 10/01/40	100,000	108,199
6.750% due 03/15/26 ~	137,000	145,209
9.875% due 10/17/25 ~	165,000	186,940
Coeur Mining, Inc. 5.125% due 02/15/29 ~	300,000	275,367
Commercial Metals Co.
3.875% due 02/15/31	200,000	198,795
4.875% due 05/15/23	100,000	103,105
5.375% due 07/15/27	100,000	104,101
Compass Minerals International, Inc.
4.875% due 07/15/24 ~	50,000	51,342
6.750% due 12/01/27 ~	135,000	143,133

	Principal Amount	Value
Consolidated Energy Finance SA (Luxembourg)
5.625% due 10/15/28 ~	$200,000	$195,781
6.500% due 05/15/26 ~	350,000	356,926
Constellium SE 5.625% due 06/15/28 ~	250,000	263,241
Cornerstone Chemical Co. 6.750% due 08/15/24 ~	150,000	135,039
CVR Partners LP/CVR Nitrogen Finance Corp.
6.125% due 06/15/28 ~	150,000	158,471
9.250% due 06/15/23 ~	11,000	11,091
Diamond BC BV 4.625% due 10/01/29 ~	85,000	84,446
Domtar Corp. 6.750% due 10/01/28 ~	1,017,000	1,045,557
Element Solutions, Inc. 3.875% due 09/01/28 ~	210,000	211,351
EverArc Escrow SARL (Luxembourg) 5.000% due 10/30/29 ~	165,000	165,370
FMG Resources August 2006 Pty. Ltd. (Australia)
4.375% due 04/01/31 ~	474,000	498,520
4.500% due 09/15/27 ~	136,000	144,976
5.125% due 05/15/24 ~	90,000	95,494
Freeport-McMoRan, Inc.
4.125% due 03/01/28	250,000	259,734
4.250% due 03/01/30	200,000	211,287
4.375% due 08/01/28	170,000	178,531
4.550% due 11/14/24	100,000	107,268
4.625% due 08/01/30	233,000	250,279
5.000% due 09/01/27	738,000	768,550
5.400% due 11/14/34	170,000	207,215
5.450% due 03/15/43	600,000	755,424
GCP Applied Technologies, Inc. 5.500% due 04/15/26 ~	100,000	102,600
Glatfelter Corp. 4.750% due 11/15/29 ~	75,000	77,455
GPD Cos., Inc. 10.125% due 04/01/26 ~	225,000	239,941
HB Fuller Co. 4.250% due 10/15/28	225,000	232,073
Hecla Mining Co. 7.250% due 02/15/28	100,000	107,279
Herens Holdco Sarl (Luxembourg) 4.750% due 05/15/28 ~	200,000	196,317
Hexion, Inc. 7.875% due 07/15/27 ~	150,000	158,400
Hudbay Minerals, Inc. (Canada)
4.500% due 04/01/26 ~	350,000	350,402
6.125% due 04/01/29 ~	350,000	371,651
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.000% due 07/01/28 ~	200,000	213,567
Ingevity Corp. 3.875% due 11/01/28 ~	115,000	112,155
4.500% due 02/01/26 ~	100,000	100,360
Innophos Holdings, Inc. 9.375% due 02/15/28 ~	125,000	136,339
Joseph T Ryerson & Son, Inc. 8.500% due 08/01/28 ~	72,000	78,406
Kaiser Aluminum Corp.
4.500% due 06/01/31 ~	131,000	129,070
4.625% due 03/01/28 ~	114,000	115,313
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.250% due 12/15/25 ~	200,000	207,273
LSF11 A5 HoldCo LLC 6.625% due 10/15/29 ~	200,000	197,281

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Mercer International, Inc.
5.125% due 02/01/29	$294,000	$300,780
5.500% due 01/15/26	150,000	152,270
Methanex Corp. (Canada)
5.125% due 10/15/27	125,000	131,375
5.250% due 12/15/29	550,000	580,805
5.650% due 12/01/44	50,000	50,278
Mineral Resources Ltd. (Australia) 8.125% due 05/01/27 ~	213,000	230,039
Minerals Technologies, Inc. 5.000% due 07/01/28 ~	200,000	207,595
New Gold, Inc. (Canada) 7.500% due 07/15/27 ~	165,000	175,478
Novelis Corp. 3.250% due 11/15/26 ~	375,000	378,722
3.875% due 08/15/31 ~	104,000	103,512
4.750% due 01/30/30 ~	510,000	537,020
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia) 5.750% due 04/30/26 ~	150,000	153,560
OCI NV (Netherlands) 4.625% due 10/15/25 ~	160,000	166,169
Olin Corp. 5.000% due 02/01/30	50,000	52,571
5.125% due 09/15/27	410,000	421,172
5.625% due 08/01/29	289,000	313,504
Olympus Water US Holding Corp.
4.250% due 10/01/28 ~	200,000	199,179
6.250% due 10/01/29 ~	500,000	488,202
Perenti Finance Pty. Ltd. (Australia) 6.500% due 10/07/25 ~	200,000	207,350
Rain CII Carbon LLC/CII Carbon Corp. 7.250% due 04/01/25 ~	316,000	323,388
Rayonier AM Products, Inc.
5.500% due 06/01/24 ~	281,000	284,512
7.625% due 01/15/26 ~	399,000	423,439
Resolute Forest Products, Inc. 4.875% due 03/01/26 ~	125,000	127,230
Schweitzer-Mauduit International, Inc. 6.875% due 10/01/26 ~	75,000	78,565
SCIH Salt Holdings, Inc.
4.875% due 05/01/28 ~	721,000	693,288
6.625% due 05/01/29 ~	105,000	98,323
SCIL IV LLC/SCIL USA Holdings LLC 5.375% due 11/01/26 ~	200,000	205,500
SPCM SA (France) 3.375% due 03/15/30 ~	200,000	193,007
Sylvamo Corp. 7.000% due 09/01/29 ~	150,000	156,925
Tacora Resources, Inc. (Canada) 8.250% due 05/15/26 ~	625,000	626,687
Taseko Mines Ltd. (Canada) 7.000% due 02/15/26 ~	300,000	312,312
TMS International Corp. 6.250% due 04/15/29 ~	50,000	49,820
TPC Group, Inc. 10.500% due 08/01/24 ~	273,000	198,229
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.125% due 04/01/29 ~	250,000	255,378
5.375% due 09/01/25 ~	175,000	178,391
Tronox, Inc.
4.625% due 03/15/29 ~	350,000	350,196
6.500% due 05/01/25 ~	50,000	52,895
Unifrax Escrow Issuer Corp.
5.250% due 09/30/28 ~	133,000	134,689
7.500% due 09/30/29 ~	200,000	202,284
US Steel Corp. 6.875% due 03/01/29	460,000	495,816

	Principal Amount	Value
Valvoline, Inc.
3.625% due 06/15/31 ~	$195,000	$189,106
4.250% due 02/15/30 ~	176,000	179,818
Venator Finance Sarl/Venator Materials LLC 9.500% due 07/01/25 ~	250,000	273,552
WR Grace Holdings LLC
4.875% due 06/15/27 ~	505,000	519,332
5.625% due 10/01/24 ~	97,000	102,221
5.625% due 08/15/29 ~	390,000	400,237

		27,571,370

Communications - 16.6%
Acuris Finance Us, Inc./Acuris Finance SARL 5.000% due 05/01/28 ~	200,000	199,304
Advantage Sales & Marketing, Inc. 6.500% due 11/15/28 ~	233,000	244,455
Altice Financing SA (Luxembourg)
5.000% due 01/15/28 ~	700,000	684,215
5.750% due 08/15/29 ~	600,000	594,909
Altice France Holding SA (Luxembourg)
6.000% due 02/15/28 ~	200,000	191,360
10.500% due 05/15/27 ~	405,000	435,946
Altice France SA (France)
5.125% due 01/15/29 ~	350,000	341,754
5.125% due 07/15/29 ~	773,000	755,368
5.500% due 01/15/28 ~	700,000	695,747
5.500% due 10/15/29 ~	640,000	631,491
8.125% due 02/01/27 ~	400,000	428,010
AMC Networks, Inc.
4.250% due 02/15/29	248,000	246,899
4.750% due 08/01/25	250,000	255,621
5.000% due 04/01/24	160,000	161,368
ANGI Group LLC 3.875% due 08/15/28 ~	83,000	81,258
Arches Buyer, Inc.
4.250% due 06/01/28 ~	365,000	365,471
6.125% due 12/01/28 ~	150,000	151,148
Audacy Capital Corp.
6.500% due 05/01/27 ~	150,000	148,530
6.750% due 03/31/29 ~	145,000	141,864
Avaya, Inc. 6.125% due 09/15/28 ~	603,000	640,220
Beasley Mezzanine Holdings LLC 8.625% due 02/01/26 ~	200,000	197,708
Block Communications, Inc. 4.875% due 03/01/28 ~	250,000	250,376
British Telecommunications PLC (United Kingdom)
4.250% due 11/23/81 ~	250,000	251,308
4.875% due 11/23/81 ~	250,000	252,029
Cable One, Inc. 4.000% due 11/15/30 ~	110,000	107,967
Cablevision Lightpath LLC
3.875% due 09/15/27 ~	200,000	194,208
5.625% due 09/15/28 ~	300,000	296,164
Cars.com, Inc. 6.375% due 11/01/28 ~	350,000	373,252
CCO Holdings LLC/CCO Holdings Capital Corp.
4.000% due 03/01/23 ~	143,000	143,183
4.250% due 02/01/31 ~	1,345,000	1,359,560
4.250% due 01/15/34 ~	650,000	640,664
4.500% due 08/15/30 ~	1,326,000	1,359,462
4.500% due 05/01/32	379,000	390,527
4.500% due 06/01/33 ~	220,000	224,799
4.750% due 03/01/30 ~	1,239,000	1,290,759
5.000% due 02/01/28 ~	766,000	798,172
5.125% due 05/01/27 ~	975,000	1,005,444
5.375% due 06/01/29 ~	289,000	312,366
5.500% due 05/01/26 ~	225,000	232,064

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Cengage Learning, Inc. 9.500% due 06/15/24 ~	$261,000	$262,903
Clear Channel International BV (United Kingdom) 6.625% due 08/01/25 ~	200,000	208,201
Clear Channel Outdoor Holdings, Inc.
7.500% due 06/01/29 ~	175,000	187,114
7.750% due 04/15/28 ~	465,000	498,261
Clear Channel Worldwide Holdings, Inc. 5.125% due 08/15/27 ~	365,000	378,140
Cogent Communications Group, Inc. 3.500% due 05/01/26 ~	250,000	254,184
CommScope Technologies LLC
5.000% due 03/15/27 ~	150,000	140,400
6.000% due 06/15/25 ~	313,000	313,349
CommScope, Inc.
4.750% due 09/01/29 ~	395,000	393,244
6.000% due 03/01/26 ~	230,000	237,209
7.125% due 07/01/28 ~	69,000	67,890
8.250% due 03/01/27 ~	790,000	812,847
Connect Finco SARL/Connect US Finco LLC (United Kingdom) 6.750% due 10/01/26 ~	627,000	659,980
Consolidated Communications, Inc.
5.000% due 10/01/28 ~	300,000	303,456
6.500% due 10/01/28 ~	102,000	108,375
CSC Holdings LLC
3.375% due 02/15/31 ~	700,000	656,509
4.125% due 12/01/30 ~	200,000	195,574
4.500% due 11/15/31 ~	1,040,000	1,028,685
4.625% due 12/01/30 ~	475,000	450,271
5.000% due 11/15/31 ~	300,000	289,560
5.250% due 06/01/24	504,000	524,780
5.375% due 02/01/28 ~	350,000	362,941
5.500% due 04/15/27 ~	200,000	206,988
5.750% due 01/15/30 ~	554,000	553,011
6.500% due 02/01/29 ~	300,000	321,609
7.500% due 04/01/28 ~	200,000	214,817
Cumulus Media New Holdings, Inc. 6.750% due 07/01/26 ~	50,000	51,939
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.375% due 08/15/26 ~	1,147,000	574,819
6.625% due 08/15/27 ~	520,000	146,900
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875% due 08/15/27 ~	1,490,000	1,527,548
DISH DBS Corp.
5.000% due 03/15/23	750,000	769,605
5.125% due 06/01/29	366,000	333,653
5.250% due 12/01/26 ~	1,025,000	1,043,101
5.750% due 12/01/28 ~	955,000	966,341
5.875% due 11/15/24	865,000	889,704
7.375% due 07/01/28	330,000	334,655
7.750% due 07/01/26	618,000	652,793
DKT Finance ApS (Denmark) 9.375% due 06/17/23 ~	250,000	253,848
Embarq Corp. 7.995% due 06/01/36	600,000	672,984
Endure Digital, Inc. 6.000% due 02/15/29 ~	115,000	107,112
Frontier Communications Holdings LLC
5.000% due 05/01/28 ~	475,000	490,110
5.875% due 10/15/27 ~	360,000	381,256
6.000% due 01/15/30 ~	600,000	604,032
6.750% due 05/01/29 ~	650,000	676,994
Gannett Holdings LLC 6.000% due 11/01/26 ~	90,000	92,005
GCI LLC 4.750% due 10/15/28 ~	80,000	82,216
Getty Images, Inc. 9.750% due 03/01/27 ~	100,000	106,025

	Principal Amount	Value
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
3.500% due 03/01/29 ~	$280,000	$278,258
5.250% due 12/01/27 ~	197,000	203,928
Gray Escrow II, Inc. 5.375% due 11/15/31 ~	350,000	360,691
Gray Television, Inc.
4.750% due 10/15/30 ~	230,000	228,955
5.875% due 07/15/26 ~	75,000	77,564
7.000% due 05/15/27 ~	340,000	363,746
GrubHub Holdings, Inc. 5.500% due 07/01/27 ~	59,000	58,646
Hughes Satellite Systems Corp.
5.250% due 08/01/26	275,000	301,066
6.625% due 08/01/26	165,000	184,841
iHeartCommunications, Inc.
4.750% due 01/15/28 ~	82,000	83,283
5.250% due 08/15/27 ~	591,000	615,290
6.375% due 05/01/26	200,000	207,720
8.375% due 05/01/27	400,000	422,250
Iliad Holding SASU (France)
6.500% due 10/15/26 ~	200,000	210,418
7.000% due 10/15/28 ~	700,000	737,296
Intrado Corp. 8.500% due 10/15/25 ~	268,000	264,259
Koninklijke KPN NV (Netherlands) 7.000% due 03/28/73 ~	200,000	210,940
Lamar Media Corp.
3.625% due 01/15/31	120,000	117,033
3.750% due 02/15/28	75,000	75,295
4.000% due 02/15/30	42,000	42,669
4.875% due 01/15/29	200,000	209,035
LCPR Senior Secured Financing DAC
5.125% due 07/15/29 ~	200,000	201,300
6.750% due 10/15/27 ~	315,000	331,065
Level 3 Financing, Inc.
3.625% due 01/15/29 ~	540,000	513,837
3.750% due 07/15/29 ~	150,000	142,743
4.250% due 07/01/28 ~	175,000	173,534
4.625% due 09/15/27 ~	400,000	408,606
5.250% due 03/15/26	100,000	102,357
5.375% due 05/01/25	80,000	81,839
Liberty Interactive LLC 8.250% due 02/01/30	300,000	328,921
Ligado Networks LLC 15.500% PIK due 11/01/23 ~	1,616,250	1,311,862
LogMeIn, Inc. 5.500% due 09/01/27 ~	263,000	266,430
Lumen Technologies, Inc.
4.000% due 02/15/27 ~	345,000	350,451
4.500% due 01/15/29 ~	150,000	145,360
5.125% due 12/15/26 ~	169,000	176,122
5.375% due 06/15/29 ~	300,000	300,465
7.500% due 04/01/24	950,000	1,041,390
7.600% due 09/15/39	350,000	375,868
7.650% due 03/15/42	100,000	107,750
Match Group Holdings II LLC
3.625% due 10/01/31 ~	125,000	121,591
4.125% due 08/01/30 ~	150,000	151,715
4.625% due 06/01/28 ~	135,000	140,710
5.000% due 12/15/27 ~	100,000	104,143
5.625% due 02/15/29 ~	100,000	107,138
McGraw-Hill Education, Inc.
5.750% due 08/01/28 ~	625,000	619,697
8.000% due 08/01/29 ~	150,000	149,063
Midas Opco Holdings LLC 5.625% due 08/15/29 ~	366,000	375,273
Midcontinent Communications/Midcontinent Finance Corp. 5.375% due 08/15/27 ~	100,000	103,100

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Millennium Escrow Corp. 6.625% due 08/01/26 ~	$400,000	$401,418
Netflix, Inc.
3.625% due 06/15/25 ~	110,000	116,034
4.375% due 11/15/26	705,000	781,715
4.875% due 04/15/28	478,000	545,745
4.875% due 06/15/30 ~	216,000	252,283
5.375% due 11/15/29 ~	422,000	501,847
5.875% due 02/15/25	225,000	253,123
5.875% due 11/15/28	480,000	578,006
6.375% due 05/15/29	80,000	99,526
News Corp. 3.875% due 05/15/29 ~	85,000	85,997
Nexstar Broadcasting, Inc.
4.750% due 11/01/28 ~	135,000	137,778
5.625% due 07/15/27 ~	438,000	462,267
Nokia OYJ (Finland)
4.375% due 06/12/27	549,000	593,587
6.625% due 05/15/39	50,000	69,257
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.750% due 04/30/27 ~	20,000	19,820
6.000% due 02/15/28 ~	200,000	196,320
NortonLifeLock, Inc. 5.000% due 04/15/25 ~	590,000	595,162
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.250% due 01/15/29 ~	210,000	210,700
4.625% due 03/15/30 ~	268,000	267,736
5.000% due 08/15/27 ~	115,000	117,822
6.250% due 06/15/25 ~	100,000	104,102
Photo Holdings Merger Sub, Inc. 8.500% due 10/01/26 ~	250,000	260,316
Plantronics, Inc. 4.750% due 03/01/29 ~	200,000	191,042
Quebecor Media, Inc. (Canada) 5.750% due 01/15/23	300,000	312,301
Qwest Corp. 7.250% due 09/15/25	35,000	40,897
Radiate Holdco LLC/Radiate Finance, Inc.
4.500% due 09/15/26 ~	99,000	100,111
6.500% due 09/15/28 ~	533,000	536,225
Rakuten Group, Inc. (Japan)
5.125% due 04/22/26 ~	250,000	251,675
6.250% due 04/22/31 ~	300,000	317,250
Scripps Escrow II, Inc.
3.875% due 01/15/29 ~	175,000	175,053
5.375% due 01/15/31 ~	100,000	101,775
Scripps Escrow, Inc. 5.875% due 07/15/27 ~	150,000	157,734
Sinclair Television Group, Inc.
4.125% due 12/01/30 ~	170,000	161,333
5.500% due 03/01/30 ~	200,000	194,281
5.875% due 03/15/26 ~	150,000	152,406
Sirius XM Radio, Inc.
3.125% due 09/01/26 ~	296,000	296,475
3.875% due 09/01/31 ~	488,000	479,326
4.000% due 07/15/28 ~	625,000	629,575
4.125% due 07/01/30 ~	675,000	676,198
5.000% due 08/01/27 ~	160,000	166,493
5.500% due 07/01/29 ~	560,000	604,341
Spanish Broadcasting System, Inc. 9.750% due 03/01/26 ~	200,000	205,958
Sprint Capital Corp.
6.875% due 11/15/28	1,000,000	1,266,680
8.750% due 03/15/32	600,000	901,008
Sprint Corp.
7.125% due 06/15/24	1,700,000	1,910,664
7.625% due 02/15/25	250,000	287,816
7.625% due 03/01/26	300,000	360,559
7.875% due 09/15/23	805,000	887,694

	Principal Amount	Value
Summer BC Bidco B LLC 5.500% due 10/31/26 ~	$200,000	$205,000
Switch Ltd.
3.750% due 09/15/28 ~	120,000	121,072
4.125% due 06/15/29 ~	210,000	215,026
T-Mobile USA, Inc.
2.250% due 02/15/26 ~	100,000	100,403
2.250% due 02/15/26	95,000	95,382
2.625% due 04/15/26	450,000	452,837
2.625% due 02/15/29	130,000	128,275
2.875% due 02/15/31	560,000	554,025
3.375% due 04/15/29 ~	150,000	153,101
3.375% due 04/15/29	350,000	357,234
3.500% due 04/15/31 ~	94,000	97,958
3.500% due 04/15/31	280,000	291,791
4.750% due 02/01/28	995,000	1,048,959
TEGNA, Inc.
4.625% due 03/15/28	385,000	389,953
4.750% due 03/15/26 ~	141,000	146,789
5.000% due 09/15/29	504,000	516,252
Telecom Italia Capital SA (Italy)
6.000% due 09/30/34	200,000	211,836
6.375% due 11/15/33	700,000	754,824
7.200% due 07/18/36	650,000	746,330
Telecom Italia SpA (Italy) 5.303% due 05/30/24 ~	250,000	263,437
Telenet Finance Luxembourg Notes SARL (Belgium) 5.500% due 03/01/28 ~	200,000	207,000
Telesat Canada/Telesat LLC (Canada)
4.875% due 06/01/27 ~	150,000	132,600
5.625% due 12/06/26 ~	230,000	216,232
6.500% due 10/15/27 ~	134,000	104,118
Terrier Media Buyer, Inc. 8.875% due 12/15/27 ~	266,000	287,892
Townsquare Media, Inc. 6.875% due 02/01/26 ~	300,000	318,687
Trilogy International South Pacific LLC/TISP Finance, Inc. (New Zealand) 8.875% due 05/15/23 ~	102,000	99,680
TripAdvisor, Inc. 7.000% due 07/15/25 ~	250,000	264,004
Twitter, Inc. 3.875% due 12/15/27 ~	167,000	174,275
Uber Technologies, Inc.
4.500% due 08/15/29 ~	500,000	510,107
6.250% due 01/15/28 ~	75,000	80,617
7.500% due 05/15/25 ~	600,000	631,293
7.500% due 09/15/27 ~	232,000	252,764
8.000% due 11/01/26 ~	700,000	746,539
Univision Communications, Inc.
4.500% due 05/01/29 ~	172,000	174,026
5.125% due 02/15/25 ~	499,000	504,611
6.625% due 06/01/27 ~	255,000	275,021
9.500% due 05/01/25 ~	150,000	160,465
UPC Broadband Finco BV (Netherlands) 4.875% due 07/15/31 ~	500,000	510,807
UPC Holding BV (Netherlands) 5.500% due 01/15/28 ~	200,000	207,778
Urban One, Inc. 7.375% due 02/01/28 ~	140,000	144,404
US Cellular Corp. 6.700% due 12/15/33	100,000	121,000
VEON Holdings BV (Netherlands)
3.375% due 11/25/27 ~	471,000	460,252
4.000% due 04/09/25 ~	200,000	204,332
7.250% due 04/26/23 ~	200,000	210,910
ViacomCBS, Inc. 6.250% due 02/28/57	292,000	329,268

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Viasat, Inc.
5.625% due 09/15/25 ~	$198,000	$199,233
5.625% due 04/15/27 ~	220,000	226,992
Viavi Solutions, Inc. 3.750% due 10/01/29 ~	135,000	135,187
Videotron Ltd. (Canada)
3.625% due 06/15/29 ~	175,000	176,126
5.125% due 04/15/27 ~	200,000	206,200
5.375% due 06/15/24 ~	100,000	107,104
Virgin Media Finance PLC (United Kingdom) 5.000% due 07/15/30 ~	697,000	694,602
Virgin Media Secured Finance PLC (United Kingdom)
4.500% due 08/15/30 ~	200,000	201,586
5.500% due 05/15/29 ~	400,000	423,046
Virgin Media Vendor Financing Notes IV DAC (United Kingdom) 5.000% due 07/15/28 ~	200,000	201,810
Vmed O2 UK Financing I PLC (United Kingdom)
4.250% due 01/31/31 ~	500,000	490,810
4.750% due 07/15/31 ~	400,000	405,724
Vodafone Group PLC (United Kingdom)
3.250% due 06/04/81	150,000	147,306
4.125% due 06/04/81	350,000	347,053
5.125% due 06/04/81	400,000	409,642
7.000% due 04/04/79	600,000	726,320
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.750% due 08/15/28 ~	396,000	420,544
Zayo Group Holdings, Inc.
4.000% due 03/01/27 ~	500,000	493,457
6.125% due 03/01/28 ~	165,000	162,777
Ziggo Bond Co. BV (Netherlands)
5.125% due 02/28/30 ~	200,000	201,299
6.000% due 01/15/27 ~	200,000	206,203
Ziggo BV (Netherlands)
4.875% due 01/15/30 ~	200,000	205,444
5.500% due 01/15/27 ~	437,000	449,524

		90,380,987

Consumer, Cyclical - 20.3%
99 Escrow Issuer, Inc. 7.500% due 01/15/26 ~	213,000	167,427
Abercrombie & Fitch Management Co. 8.750% due 07/15/25 ~	225,000	242,494
Academy Ltd. 6.000% due 11/15/27 ~	200,000	213,639
Adient Global Holdings Ltd. 4.875% due 08/15/26 ~	200,000	204,258
Adient US LLC 9.000% due 04/15/25 ~	30,000	31,909
Affinity Gaming 6.875% due 12/15/27 ~	352,000	366,580
Air Canada (Canada) 3.875% due 08/15/26 ~	605,000	617,896
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.500% due 02/15/28 ~	200,000	208,944
Allison Transmission, Inc.
3.750% due 01/30/31 ~	105,000	102,561
4.750% due 10/01/27 ~	250,000	260,625
5.875% due 06/01/29 ~	346,000	376,752
AMC Entertainment Holdings, Inc. 10.500% due 04/15/25 ~	160,000	170,566
American Airlines Group, Inc.
3.750% due 03/01/25 ~	150,000	140,414
5.000% due 06/01/22 ~	264,000	264,879

	Principal Amount	Value
American Airlines Pass-Through Trust Class A
3.375% due 11/01/28	$676,372	$671,660
4.950% due 07/15/24	91,127	93,173
American Airlines, Inc. 11.750% due 07/15/25 ~	850,000	1,049,831
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500% due 04/20/26 ~	1,085,000	1,129,952
5.750% due 04/20/29 ~	945,000	1,011,863
American Axle & Manufacturing, Inc.
5.000% due 10/01/29	185,000	181,768
6.250% due 03/15/26	75,000	76,670
6.500% due 04/01/27	65,000	67,584
6.875% due 07/01/28	150,000	161,972
American Builders & Contractors Supply Co., Inc. 4.000% due 01/15/28 ~	129,000	132,182
Aramark Services, Inc.
5.000% due 04/01/25 ~	100,000	102,126
5.000% due 02/01/28 ~	600,000	621,303
6.375% due 05/01/25 ~	310,000	324,345
Arko Corp. 5.125% due 11/15/29 ~	135,000	130,638
Arrow Bidco LLC 9.500% due 03/15/24 ~	125,000	128,103
Asbury Automotive Group, Inc.
4.500% due 03/01/28	150,000	153,215
4.625% due 11/15/29 ~	415,000	423,474
4.750% due 03/01/30	218,000	221,873
5.000% due 02/15/32 ~	170,000	176,665
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.625% due 08/01/29 ~	150,000	148,352
4.625% due 04/01/30 ~	165,000	162,362
6.625% due 01/15/28 ~	250,000	264,630
Aston Martin Capital Holdings Ltd. (United Kingdom) 10.500% due 11/30/25 ~	500,000	550,560
At Home Group, Inc.
4.875% due 07/15/28 ~	590,000	582,118
7.125% due 07/15/29 ~	45,000	44,276
Avient Corp.
5.250% due 03/15/23	91,000	95,417
5.750% due 05/15/25 ~	90,000	93,926
Banijay Entertainment SASU (France) 5.375% due 03/01/25 ~	200,000	204,225
Bath & Body Works, Inc.
5.250% due 02/01/28	270,000	298,731
6.625% due 10/01/30 ~	603,000	683,908
6.694% due 01/15/27	195,000	224,445
6.750% due 07/01/36	90,000	111,281
6.875% due 11/01/35	400,000	497,628
6.950% due 03/01/33	265,000	310,437
7.500% due 06/15/29	175,000	199,531
9.375% due 07/01/25 ~	24,000	29,304
BCPE Empire Holdings, Inc. 7.625% due 05/01/27 ~	190,000	194,193
BCPE Ulysses Intermediate, Inc. 7.750% Cash or 8.500% PIK due 04/01/27 ~	500,000	494,250
Beacon Roofing Supply, Inc.
4.125% due 05/15/29 ~	200,000	200,197
4.500% due 11/15/26 ~	150,000	155,467
Beazer Homes USA, Inc.
6.750% due 03/15/25	250,000	257,446
7.250% due 10/15/29	100,000	111,617
Bed Bath & Beyond, Inc.
4.915% due 08/01/34	78,000	70,367
5.165% due 08/01/44	79,000	65,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC 5.125% due 04/15/29 ~	$100,000	$101,707
BlueLinx Holdings, Inc. 6.000% due 11/15/29 ~	100,000	99,641
Borgwarner Jersey Ltd. 5.000% due 10/01/25 ~	205,000	221,260
Boyd Gaming Corp.
4.750% due 12/01/27	326,000	333,102
4.750% due 06/15/31 ~	65,000	66,413
8.625% due 06/01/25 ~	75,000	80,454
Boyne USA, Inc. 4.750% due 05/15/29 ~	174,000	179,518
Brinker International, Inc.
3.875% due 05/15/23	200,000	204,749
5.000% due 10/01/24 ~	100,000	106,618
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada)
4.875% due 02/15/30 ~	65,000	66,580
5.000% due 06/15/29 ~	100,000	100,487
6.250% due 09/15/27 ~	263,000	274,782
Caesars Entertainment, Inc.
4.625% due 10/15/29 ~	180,000	180,377
6.250% due 07/01/25 ~	1,400,000	1,471,260
8.125% due 07/01/27 ~	438,000	485,587
Caesars Resort Collection LLC/CRC Finco, Inc. 5.750% due 07/01/25 ~	664,000	694,272
Carnival Corp.
4.000% due 08/01/28 ~	790,000	785,683
5.750% due 03/01/27 ~	1,087,000	1,088,630
6.000% due 05/01/29 ~	585,000	583,230
6.650% due 01/15/28	200,000	206,385
7.625% due 03/01/26 ~	420,000	440,813
9.875% due 08/01/27 ~	280,000	320,250
10.500% due 02/01/26 ~	495,000	565,641
Carrols Restaurant Group, Inc. 5.875% due 07/01/29 ~	150,000	135,211
Carvana Co.
4.875% due 09/01/29 ~	200,000	190,790
5.500% due 04/15/27 ~	89,000	88,203
5.625% due 10/01/25 ~	165,000	165,206
5.875% due 10/01/28 ~	125,000	124,707
CD&R Smokey Buyer, Inc. 6.750% due 07/15/25 ~	120,000	126,131
CEC Entertainment LLC 6.750% due 05/01/26 ~	88,000	86,332
Cedar Fair LP 5.250% due 07/15/29	55,000	56,458
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.375% due 04/15/27	80,000	82,081
5.500% due 05/01/25 ~	350,000	362,693
6.500% due 10/01/28	100,000	106,648
Century Communities, Inc.
3.875% due 08/15/29 ~	120,000	121,072
6.750% due 06/01/27	148,000	156,288
Churchill Downs, Inc.
4.750% due 01/15/28 ~	236,000	244,665
5.500% due 04/01/27 ~	230,000	237,130
Cinemark USA, Inc.
5.250% due 07/15/28 ~	225,000	219,760
5.875% due 03/15/26 ~	200,000	202,750
8.750% due 05/01/25 ~	120,000	127,330
Clarios Global LP 6.750% due 05/15/25 ~	45,000	47,183
Clarios Global LP/Clarios US Finance Co.
6.250% due 05/15/26 ~	280,000	293,304
8.500% due 05/15/27 ~	562,000	596,442

	Principal Amount	Value
Constellation Merger Sub, Inc. 8.500% due 09/15/25 ~	$100,000	$95,615
Cooper-Standard Automotive, Inc. 13.000% due 06/01/24 ~	355,000	383,769
Crocs, Inc.
4.125% due 08/15/31 ~	150,000	146,846
4.250% due 03/15/29 ~	200,000	197,798
CWT Travel Group, Inc. 8.500% due 11/19/26 ~	148,000	151,460
Dana Financing Luxembourg SARL 5.750% due 04/15/25 ~	100,000	102,475
Dana, Inc.
4.250% due 09/01/30	100,000	101,523
4.500% due 02/15/32	300,000	299,704
5.375% due 11/15/27	188,000	197,456
5.625% due 06/15/28	100,000	106,388
Dave & Buster’s, Inc. 7.625% due 11/01/25 ~	140,000	149,417
Dealer Tire LLC/DT Issuer LLC 8.000% due 02/01/28 ~	285,000	297,065
Delta Air Lines, Inc.
2.900% due 10/28/24	625,000	637,687
3.750% due 10/28/29	175,000	179,532
3.800% due 04/19/23	150,000	153,411
4.375% due 04/19/28	150,000	159,943
7.375% due 01/15/26	90,000	106,052
Dornoch Debt Merger Sub, Inc. 6.625% due 10/15/29 ~	125,000	123,594
eG Global Finance PLC (United Kingdom)
6.750% due 02/07/25 ~	200,000	202,708
8.500% due 10/30/25 ~	200,000	207,458
Empire Communities Corp. (Canada) 7.000% due 12/15/25 ~	300,000	310,848
Everi Holdings, Inc. 5.000% due 07/15/29 ~	50,000	50,582
Ferrellgas LP/Ferrellgas Finance Corp.
5.375% due 04/01/26 ~	140,000	135,251
5.875% due 04/01/29 ~	240,000	230,746
FirstCash, Inc.
4.625% due 09/01/28 ~	150,000	150,138
5.625% due 01/01/30 ~	175,000	178,638
Foot Locker, Inc. 4.000% due 10/01/29 ~	125,000	125,394
Ford Motor Co.
3.250% due 02/12/32	1,015,000	1,041,390
4.346% due 12/08/26	300,000	327,619
4.750% due 01/15/43	1,200,000	1,326,630
Ford Motor Credit Co. LLC
2.700% due 08/10/26	780,000	787,800
2.900% due 02/16/28	357,000	358,405
3.087% due 01/09/23	450,000	458,199
3.096% due 05/04/23	200,000	204,013
3.370% due 11/17/23	200,000	206,500
3.375% due 11/13/25	700,000	728,164
3.625% due 06/17/31	240,000	253,044
3.664% due 09/08/24	225,000	233,956
3.810% due 01/09/24	381,000	395,661
3.815% due 11/02/27	400,000	423,498
4.000% due 11/13/30	200,000	215,506
4.063% due 11/01/24	200,000	210,697
4.125% due 08/17/27	200,000	216,124
4.134% due 08/04/25	200,000	212,476
4.140% due 02/15/23	200,000	205,010
4.271% due 01/09/27	200,000	215,226
4.375% due 08/06/23	275,000	286,477
4.389% due 01/08/26	250,000	269,657
4.687% due 06/09/25	350,000	376,619
5.113% due 05/03/29	275,000	312,940
5.584% due 03/18/24	200,000	215,751

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Forestar Group, Inc.
3.850% due 05/15/26 ~	$105,000	$105,375
5.000% due 03/01/28 ~	150,000	154,474
Foundation Building Materials, Inc. 6.000% due 03/01/29 ~	225,000	221,379
Full House Resorts, Inc. 8.250% due 02/15/28 ~	150,000	157,713
G-III Apparel Group Ltd. 7.875% due 08/15/25 ~	300,000	319,500
Gap, Inc.
3.625% due 10/01/29 ~	45,000	44,579
3.875% due 10/01/31 ~	545,000	538,400
GC EOS Buyer, Inc. 9.250% due 08/01/25 ~	400,000	427,556
Genting New York LLC/GENNY Capital, Inc. 3.300% due 02/15/26 ~	500,000	495,609
Golden Nugget, Inc.
6.750% due 10/15/24 ~	460,000	460,598
8.750% due 10/01/25 ~	110,000	114,512
Goodyear Tire & Rubber Co.
4.875% due 03/15/27	135,000	143,085
5.000% due 05/31/26	180,000	184,963
5.000% due 07/15/29 ~	340,000	365,874
5.250% due 04/30/31	250,000	272,126
5.250% due 07/15/31 ~	85,000	92,412
5.625% due 04/30/33	200,000	218,542
9.500% due 05/31/25	145,000	156,918
GPS Hospitality Holding Co. LLC/GPS Finco, Inc. 7.000% due 08/15/28 ~	200,000	181,716
Group 1 Automotive, Inc. 4.000% due 08/15/28 ~	340,000	339,291
Guitar Center, Inc. 8.500% due 01/15/26 ~	200,000	214,828
GYP Holdings III Corp. 4.625% due 05/01/29 ~	50,000	50,202
H&E Equipment Services, Inc. 3.875% due 12/15/28 ~	360,000	357,939
Hanesbrands, Inc.
4.625% due 05/15/24 ~	161,000	168,771
4.875% due 05/15/26 ~	380,000	406,598
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.750% due 01/20/26 ~	350,000	366,658
Hilton Domestic Operating Co., Inc.
3.625% due 02/15/32 ~	755,000	752,286
3.750% due 05/01/29 ~	190,000	191,698
4.000% due 05/01/31 ~	190,000	194,575
4.875% due 01/15/30	125,000	133,786
5.375% due 05/01/25 ~	50,000	52,082
5.750% due 05/01/28 ~	365,000	390,477
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.875% due 07/01/31 ~	175,000	175,263
5.000% due 06/01/29 ~	165,000	169,382
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% due 04/01/27	615,000	634,065
IAA, Inc. 5.500% due 06/15/27 ~	159,000	164,923
IHO Verwaltungs GmbH (Germany)
4.750% Cash or 5.500% PIK due 09/15/26 ~	200,000	204,431
6.375% Cash or 7.125% PIK due 05/15/29 ~	200,000	215,366
Interface, Inc. 5.500% due 12/01/28 ~	350,000	367,141

	Principal Amount	Value
International Game Technology PLC
4.125% due 04/15/26 ~	$200,000	$206,262
5.250% due 01/15/29 ~	400,000	424,458
6.500% due 02/15/25 ~	800,000	869,004
IRB Holding Corp. 7.000% due 06/15/25 ~	250,000	264,746
Jacobs Entertainment, Inc. 7.875% due 02/01/24 ~	100,000	102,104
Jaguar Land Rover Automotive PLC (United Kingdom)
4.500% due 10/01/27 ~	325,000	315,601
5.500% due 07/15/29 ~	225,000	225,558
5.875% due 01/15/28 ~	200,000	203,784
7.750% due 10/15/25 ~	200,000	216,500
JB Poindexter & Co., Inc. 7.125% due 04/15/26 ~	119,000	124,688
KAR Auction Services, Inc. 5.125% due 06/01/25 ~	330,000	335,349
KB Home
4.000% due 06/15/31	100,000	103,894
4.800% due 11/15/29	75,000	81,970
6.875% due 06/15/27	75,000	88,013
7.625% due 05/15/23	215,000	226,260
Ken Garff Automotive LLC 4.875% due 09/15/28 ~	300,000	300,831
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% due 06/01/27 ~	500,000	517,375
Kontoor Brands, Inc. 4.125% due 11/15/29 ~	200,000	200,334
LBM Acquisition LLC 6.250% due 01/15/29 ~	132,000	130,701
LCM Investments Holdings II LLC 4.875% due 05/01/29 ~	538,000	553,750
Levi Strauss & Co. 3.500% due 03/01/31 ~	105,000	107,212
LGI Homes, Inc. 4.000% due 07/15/29 ~	75,000	74,829
Life Time, Inc.
5.750% due 01/15/26 ~	340,000	352,299
8.000% due 04/15/26 ~	185,000	194,058
Lions Gate Capital Holdings LLC 5.500% due 04/15/29 ~	195,000	198,759
Lithia Motors, Inc.
3.875% due 06/01/29 ~	90,000	92,027
4.375% due 01/15/31 ~	150,000	160,340
4.625% due 12/15/27 ~	150,000	157,985
Live Nation Entertainment, Inc.
3.750% due 01/15/28 ~	160,000	159,200
4.750% due 10/15/27 ~	460,000	473,340
4.875% due 11/01/24 ~	50,000	50,553
5.625% due 03/15/26 ~	81,000	83,829
6.500% due 05/15/27 ~	225,000	246,365
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.750% due 02/15/26 ~	348,000	352,293
M/I Homes, Inc.
3.950% due 02/15/30	200,000	197,303
4.950% due 02/01/28	150,000	156,581
Macy’s Retail Holdings LLC
2.875% due 02/15/23	66,000	66,746
3.625% due 06/01/24	66,000	67,555
4.300% due 02/15/43	300,000	263,688
4.500% due 12/15/34	225,000	222,528
5.875% due 04/01/29 ~	340,000	363,086
Magic Mergeco, Inc.
5.250% due 05/01/28 ~	245,000	245,513
7.875% due 05/01/29 ~	415,000	409,483
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	200,000	193,781

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Marriott Ownership Resorts, Inc.
4.500% due 06/15/29 ~	$135,000	$136,102
4.750% due 01/15/28	150,000	152,474
6.125% due 09/15/25 ~	32,000	33,392
Mattamy Group Corp. (Canada)
4.625% due 03/01/30 ~	170,000	173,387
5.250% due 12/15/27 ~	82,000	86,360
Mattel, Inc.
3.150% due 03/15/23	395,000	403,273
3.375% due 04/01/26 ~	65,000	66,727
3.750% due 04/01/29 ~	110,000	114,145
5.875% due 12/15/27 ~	116,000	124,855
6.200% due 10/01/40	134,000	173,569
Melco Resorts Finance Ltd. (Hong Kong)
4.875% due 06/06/25 ~	285,000	281,081
5.375% due 12/04/29 ~	200,000	194,310
5.625% due 07/17/27 ~	600,000	592,908
5.750% due 07/21/28 ~	400,000	402,776
Meritage Homes Corp.
3.875% due 04/15/29 ~	150,000	157,715
5.125% due 06/06/27	200,000	220,566
Meritor, Inc.
4.500% due 12/15/28 ~	175,000	175,703
6.250% due 06/01/25 ~	175,000	182,615
Merlin Entertainments Ltd. (United Kingdom) 5.750% due 06/15/26 ~	200,000	208,219
MGM China Holdings Ltd. (Macau)
4.750% due 02/01/27 ~	200,000	198,321
5.375% due 05/15/24 ~	500,000	498,880
5.875% due 05/15/26 ~	200,000	200,705
MGM Resorts International
4.625% due 09/01/26	115,000	119,721
4.750% due 10/15/28	110,000	113,462
5.500% due 04/15/27	335,000	357,137
5.750% due 06/15/25	230,000	247,767
6.000% due 03/15/23	500,000	523,132
6.750% due 05/01/25	230,000	240,580
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875% due 05/01/29 ~	259,000	260,689
Mohegan Gaming & Entertainment
7.875% due 10/15/24 ~	155,000	162,132
8.000% due 02/01/26 ~	610,000	641,229
Motion Bondco DAC (United Kingdom) 6.625% due 11/15/27 ~	200,000	202,283
Murphy Oil USA, Inc.
3.750% due 02/15/31 ~	85,000	84,591
4.750% due 09/15/29	99,000	104,340
5.625% due 05/01/27	100,000	104,108
NCL Corp. Ltd.
3.625% due 12/15/24 ~	193,000	182,355
5.875% due 03/15/26 ~	510,000	508,406
10.250% due 02/01/26 ~	84,000	97,789
12.250% due 05/15/24 ~	32,000	37,952
NCL Finance Ltd. 6.125% due 03/15/28 ~	125,000	123,334
New Home Co., Inc. 7.250% due 10/15/25 ~	600,000	613,851
New Red Finance, Inc. (Canada)
3.500% due 02/15/29 ~	125,000	123,892
3.875% due 01/15/28 ~	248,000	251,594
4.000% due 10/15/30 ~	1,158,000	1,140,144
4.375% due 01/15/28 ~	214,000	218,647
5.750% due 04/15/25 ~	50,000	51,934
Newell Brands, Inc.
4.350% due 04/01/23	192,000	198,000
4.700% due 04/01/26	685,000	747,869
4.875% due 06/01/25	165,000	180,054
5.875% due 04/01/36	130,000	160,404
6.000% due 04/01/46	200,000	256,900

	Principal Amount	Value
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125% due 04/01/26 ~	$125,000	$132,868
Nordstrom, Inc.
4.375% due 04/01/30	300,000	303,090
5.000% due 01/15/44	500,000	467,030
Papa John’s International, Inc. 3.875% due 09/15/29 ~	250,000	249,119
Park River Holdings, Inc.
5.625% due 02/01/29 ~	300,000	286,921
6.750% due 08/01/29 ~	150,000	147,164
Party City Holdings, Inc. 8.750% due 02/15/26 ~	300,000	310,062
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In 8.500% due 11/15/27 ~	420,000	454,211
Penn National Gaming, Inc.
4.125% due 07/01/29 ~	200,000	194,303
5.625% due 01/15/27 ~	100,000	102,110
Penske Automotive Group, Inc.
3.500% due 09/01/25	139,000	142,274
3.750% due 06/15/29	125,000	124,086
PetSmart, Inc./PetSmart Finance Corp.
4.750% due 02/15/28 ~	680,000	699,084
7.750% due 02/15/29 ~	500,000	544,007
Picasso Finance Sub, Inc. 6.125% due 06/15/25 ~	105,000	109,832
PM General Purchaser LLC 9.500% due 10/01/28 ~	330,000	334,813
Powdr Corp. 6.000% due 08/01/25 ~	113,000	117,853
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.625% due 09/01/29 ~	200,000	198,719
5.875% due 09/01/31 ~	250,000	251,250
QVC, Inc.
4.375% due 03/15/23	150,000	154,676
4.375% due 09/01/28	225,000	223,694
4.450% due 02/15/25	125,000	132,007
4.750% due 02/15/27	175,000	180,145
4.850% due 04/01/24	100,000	106,887
5.450% due 08/15/34	300,000	297,421
Raptor Acquisition Corp./Raptor Co-Issuer LLC (Canada) 4.875% due 11/01/26 ~	300,000	303,375
Real Hero Merger Sub 2, Inc. 6.250% due 02/01/29 ~	40,000	39,994
Resideo Funding, Inc. 4.000% due 09/01/29 ~	100,000	98,250
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625% due 04/16/29 ~	400,000	402,842
Ritchie Bros Holdings, Inc. 4.750% due 12/15/31 ~	67,000	70,061
Rite Aid Corp.
7.500% due 07/01/25 ~	330,000	339,583
8.000% due 11/15/26 ~	248,000	253,249
Royal Caribbean Cruises Ltd.
3.700% due 03/15/28	175,000	164,297
4.250% due 07/01/26 ~	150,000	145,454
5.500% due 08/31/26 ~	305,000	310,466
5.500% due 04/01/28 ~	450,000	455,976
9.125% due 06/15/23 ~	532,000	563,258
10.875% due 06/01/23 ~	300,000	328,131
11.500% due 06/01/25 ~	334,000	374,503
Sally Holdings LLC/Sally Capital, Inc. 5.625% due 12/01/25	265,000	271,128
Scientific Games International, Inc.
5.000% due 10/15/25 ~	155,000	159,778
7.000% due 05/15/28 ~	224,000	238,932

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
7.250% due 11/15/29 ~	$156,000	$174,198
8.250% due 03/15/26 ~	600,000	632,265
8.625% due 07/01/25 ~	90,000	96,183
Scotts Miracle-Gro Co.
4.000% due 04/01/31 ~	125,000	123,622
4.375% due 02/01/32 ~	150,000	149,852
4.500% due 10/15/29	200,000	208,787
5.250% due 12/15/26	100,000	103,087
SeaWorld Parks & Entertainment, Inc. 5.250% due 08/15/29 ~	112,000	114,213
Shea Homes LP/Shea Homes Funding Corp.
4.750% due 02/15/28 ~	200,000	204,806
4.750% due 04/01/29 ~	150,000	153,080
Six Flags Entertainment Corp.
4.875% due 07/31/24 ~	400,000	404,456
5.500% due 04/15/27 ~	100,000	103,600
Six Flags Theme Parks, Inc. 7.000% due 07/01/25 ~	235,000	251,230
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500% due 11/28/25 ~	250,000	257,472
Sonic Automotive, Inc.
4.625% due 11/15/29 ~	95,000	96,064
4.875% due 11/15/31 ~	90,000	91,008
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375% due 09/30/26 ~	90,000	94,418
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000% due 09/20/25 ~	230,000	254,189
SRS Distribution, Inc.
4.625% due 07/01/28 ~	81,000	81,428
6.000% due 12/01/29 ~	310,000	312,035
6.125% due 07/01/29 ~	133,000	135,732
Staples, Inc.
7.500% due 04/15/26 ~	600,000	617,280
10.750% due 04/15/27 ~	297,000	280,231
Station Casinos LLC
4.500% due 02/15/28 ~	190,000	191,448
4.625% due 12/01/31 ~	86,000	86,852
Studio City Finance Ltd. (Macau)
5.000% due 01/15/29 ~	340,000	304,832
6.000% due 07/15/25 ~	200,000	194,708
6.500% due 01/15/28 ~	200,000	192,283
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.000% due 06/01/31 ~	83,000	84,074
5.875% due 03/01/27	300,000	310,771
Superior Plus LP/Superior General Partner, Inc. (Canada) 4.500% due 03/15/29 ~	100,000	102,932
SWF Escrow Issuer Corp. 6.500% due 10/01/29 ~	208,000	200,223
Taylor Morrison Communities, Inc.
5.125% due 08/01/30 ~	145,000	159,705
5.750% due 01/15/28 ~	100,000	111,888
5.875% due 06/15/27 ~	144,000	161,424
6.625% due 07/15/27 ~	100,000	105,564
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
5.625% due 03/01/24 ~	100,000	106,600
5.875% due 04/15/23 ~	250,000	262,135
Tempur Sealy International, Inc.
3.875% due 10/15/31 ~	88,000	88,303
4.000% due 04/15/29 ~	150,000	152,840
Tenneco, Inc.
5.000% due 07/15/26	180,000	173,220
5.125% due 04/15/29 ~	395,000	386,683
5.375% due 12/15/24	25,000	24,874
7.875% due 01/15/29 ~	15,000	16,221

	Principal Amount	Value
Thor Industries, Inc. 4.000% due 10/15/29 ~	$110,000	$109,038
Titan International, Inc. 7.000% due 04/30/28	200,000	213,284
TKC Holdings, Inc.
6.875% due 05/15/28 ~	600,000	614,142
10.500% due 05/15/29 ~	100,000	108,142
Toll Brothers Finance Corp.
3.800% due 11/01/29	100,000	107,644
4.350% due 02/15/28	400,000	438,574
4.375% due 04/15/23	200,000	206,711
Travel & Leisure Co.
4.500% due 12/01/29 ~	163,000	164,630
4.625% due 03/01/30 ~	150,000	151,199
5.650% due 04/01/24	300,000	319,050
6.000% due 04/01/27	150,000	163,578
6.625% due 07/31/26 ~	217,000	240,879
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875% due 06/15/24	200,000	217,950
Tri Pointe Homes, Inc.
5.250% due 06/01/27	100,000	107,475
5.700% due 06/15/28	150,000	165,207
Under Armour, Inc. 3.250% due 06/15/26	200,000	206,500
United Airlines Holdings, Inc.
4.875% due 01/15/25	150,000	154,470
5.000% due 02/01/24	200,000	207,340
United Airlines, Inc.
4.375% due 04/15/26 ~	346,000	361,241
4.625% due 04/15/29 ~	1,003,000	1,036,430
Univar Solutions USA, Inc. 5.125% due 12/01/27 ~	204,000	213,157
Universal Entertainment Corp. (Japan) 8.500% due 12/11/24 ~	200,000	210,884
US Airways Pass-Through Trust Class A 3.950% due 05/15/27	101,922	103,034
Vail Resorts, Inc. 6.250% due 05/15/25 ~	235,000	244,635
Victoria’s Secret & Co. 4.625% due 07/15/29 ~	188,000	192,518
Viking Cruises Ltd.
5.875% due 09/15/27 ~	434,000	413,689
7.000% due 02/15/29 ~	190,000	190,816
13.000% due 05/15/25 ~	50,000	56,657
Viking Ocean Cruises Ship VII Ltd. 5.625% due 02/15/29 ~	300,000	300,046
Vista Outdoor, Inc. 4.500% due 03/15/29 ~	300,000	302,329
VOC Escrow Ltd. 5.000% due 02/15/28 ~	160,000	158,632
Wabash National Corp. 4.500% due 10/15/28 ~	200,000	202,250
Wheel Pros, Inc. 6.500% due 05/15/29 ~	100,000	96,141
White Cap Buyer LLC 6.875% due 10/15/28 ~	170,000	177,466
William Carter Co.
5.500% due 05/15/25 ~	155,000	160,967
5.625% due 03/15/27 ~	214,000	221,436
Williams Scotsman International, Inc. 4.625% due 08/15/28 ~	100,000	103,395
Winnebago Industries, Inc. 6.250% due 07/15/28 ~	200,000	214,449
WMG Acquisition Corp.
3.000% due 02/15/31 ~	221,000	211,925
3.750% due 12/01/29 ~	309,000	308,730
3.875% due 07/15/30 ~	200,000	203,537
Wolverine Escrow LLC
8.500% due 11/15/24 ~	227,000	210,779
9.000% due 11/15/26 ~	223,000	212,099
13.125% due 11/15/27 ~	262,000	168,021

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Wolverine World Wide, Inc. 4.000% due 08/15/29 ~	$185,000	$180,150
Wyndham Hotels & Resorts, Inc. 4.375% due 08/15/28 ~	106,000	109,352
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.250% due 05/30/23 ~	150,000	151,286
5.250% due 05/15/27 ~	466,000	476,925
5.500% due 03/01/25 ~	700,000	721,945
Wynn Macau Ltd. (Macau)
5.125% due 12/15/29 ~	390,000	354,900
5.500% due 10/01/27 ~	400,000	372,400
5.625% due 08/26/28 ~	500,000	463,750
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.125% due 10/01/29 ~	210,000	213,464
7.750% due 04/15/25 ~	70,000	73,484
Yum! Brands, Inc.
3.625% due 03/15/31	225,000	224,503
4.625% due 01/31/32	515,000	548,184
5.350% due 11/01/43	100,000	110,729
6.875% due 11/15/37	100,000	126,876
7.750% due 04/01/25 ~	50,000	52,747
ZF North America Capital, Inc. (Germany) 4.750% due 04/29/25 ~	150,000	161,044

		110,438,971

Consumer, Non-Cyclical - 17.2%
180 Medical, Inc. 3.875% due 10/15/29 ~	200,000	202,787
Acadia Healthcare Co., Inc.
5.000% due 04/15/29 ~	225,000	231,529
5.500% due 07/01/28 ~	265,000	278,923
ACCO Brands Corp. 4.250% due 03/15/29 ~	215,000	213,713
AdaptHealth LLC
4.625% due 08/01/29 ~	190,000	190,288
5.125% due 03/01/30 ~	177,000	180,365
6.125% due 08/01/28 ~	250,000	265,369
ADT Security Corp.
4.125% due 08/01/29 ~	665,000	656,225
4.875% due 07/15/32 ~	200,000	204,500
Adtalem Global Education, Inc. 5.500% due 03/01/28 ~	250,000	244,727
Ahern Rentals, Inc. 7.375% due 05/15/23 ~	175,000	167,344
AHP Health Partners, Inc. 5.750% due 07/15/29 ~	150,000	148,905
Air Methods Corp. 8.000% due 05/15/25 ~	130,000	111,448
Akumin Escrow, Inc. 7.500% due 08/01/28 ~	100,000	93,919
Akumin, Inc. 7.000% due 11/01/25 ~	260,000	247,712
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.250% due 03/15/26 ~	603,000	614,942
3.500% due 02/15/23 ~	87,000	88,614
3.500% due 03/15/29 ~	263,000	263,970
4.625% due 01/15/27 ~	375,000	393,964
4.875% due 02/15/30 ~	378,000	408,716
5.875% due 02/15/28 ~	177,000	187,864
7.500% due 03/15/26 ~	125,000	133,586
Albion Financing 1 SARL/Aggreko Holdings, Inc. (Luxembourg) 6.125% due 10/15/26 ~	400,000	404,412
Albion Financing 2SARL (Luxembourg) 8.750% due 04/15/27 ~	200,000	203,500
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.625% due 06/01/28 ~	438,000	435,375

	Principal Amount	Value
6.000% due 06/01/29 ~	$392,000	$381,814
6.625% due 07/15/26 ~	822,000	863,490
9.750% due 07/15/27 ~	297,000	317,668
Alta Equipment Group, Inc. 5.625% due 04/15/26 ~	100,000	102,961
AMN Healthcare, Inc.
4.000% due 04/15/29 ~	150,000	152,278
4.625% due 10/01/27 ~	217,000	225,137
APi Group DE, Inc. 4.125% due 07/15/29 ~	150,000	150,971
Aptim Corp. 7.750% due 06/15/25 ~	150,000	133,875
APX Group, Inc.
5.750% due 07/15/29 ~	225,000	221,942
6.750% due 02/15/27 ~	440,000	462,482
ASGN, Inc. 4.625% due 05/15/28 ~	79,000	81,917
Avantor Funding, Inc.
3.875% due 11/01/29 ~	500,000	506,172
4.625% due 07/15/28 ~	150,000	156,625
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.750% due 04/01/28 ~	125,000	127,999
5.375% due 03/01/29 ~	145,000	153,162
5.750% due 07/15/27 ~	425,000	441,975
Avon Products, Inc. (United Kingdom) 6.500% due 03/15/23	500,000	524,875
B&G Foods, Inc.
5.250% due 04/01/25	408,000	417,180
5.250% due 09/15/27	107,000	110,734
Bausch Health Americas, Inc.
8.500% due 01/31/27 ~	145,000	152,460
9.250% due 04/01/26 ~	385,000	407,132
Bausch Health Cos., Inc.
4.875% due 06/01/28 ~	410,000	418,942
5.000% due 01/30/28 ~	240,000	221,178
5.000% due 02/15/29 ~	150,000	132,610
5.250% due 01/30/30 ~	1,000,000	881,550
5.250% due 02/15/31 ~	794,000	698,958
5.500% due 11/01/25 ~	846,000	860,818
5.750% due 08/15/27 ~	140,000	145,460
6.125% due 04/15/25 ~	652,000	664,932
6.250% due 02/15/29 ~	450,000	428,346
7.000% due 01/15/28 ~	388,000	386,609
7.250% due 05/30/29 ~	98,000	97,158
9.000% due 12/15/25 ~	539,000	568,365
Block, Inc.
2.750% due 06/01/26 ~	100,000	100,251
3.500% due 06/01/31 ~	83,000	85,219
Brink’s Co.
4.625% due 10/15/27 ~	197,000	203,134
5.500% due 07/15/25 ~	150,000	156,150
C&S Group Enterprises LLC 5.000% due 12/15/28 ~	300,000	284,310
Cano Health LLC 6.250% due 10/01/28 ~	125,000	125,179
Carriage Services, Inc. 4.250% due 05/15/29 ~	200,000	199,303
Catalent Pharma Solutions, Inc.
3.125% due 02/15/29 ~	116,000	114,589
3.500% due 04/01/30 ~	125,000	124,825
5.000% due 07/15/27 ~	115,000	119,600
Centene Corp.
2.450% due 07/15/28	255,000	251,568
2.500% due 03/01/31	1,255,000	1,223,851
2.625% due 08/01/31	185,000	181,608
3.000% due 10/15/30	305,000	310,563
3.375% due 02/15/30	696,000	709,958
4.250% due 12/15/27	1,065,000	1,112,105
4.625% due 12/15/29	1,106,000	1,194,690

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Central Garden & Pet Co.
4.125% due 10/15/30	$335,000	$338,425
4.125% due 04/30/31 ~	200,000	201,295
5.125% due 02/01/28	100,000	104,778
Charles River Laboratories International, Inc.
3.750% due 03/15/29 ~	133,000	134,521
4.000% due 03/15/31 ~	200,000	205,209
4.250% due 05/01/28 ~	192,000	199,956
Chobani LLC/Chobani Finance Corp., Inc. 4.625% due 11/15/28 ~	350,000	360,115
CHS/Community Health Systems, Inc.
4.750% due 02/15/31 ~	115,000	116,193
5.625% due 03/15/27 ~	605,000	641,028
6.000% due 01/15/29 ~	300,000	320,349
6.125% due 04/01/30 ~	694,000	687,639
6.625% due 02/15/25 ~	1,310,000	1,357,337
6.875% due 04/01/28 ~	459,000	450,469
6.875% due 04/15/29 ~	275,000	280,577
8.000% due 03/15/26 ~	600,000	631,404
8.000% due 12/15/27 ~	189,000	204,383
Cimpress PLC (Ireland) 7.000% due 06/15/26 ~	300,000	311,937
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. (Canada) 8.500% due 12/15/22 ~	50,000	50,930
CoreCivic, Inc.
4.625% due 05/01/23	300,000	305,724
4.750% due 10/15/27	60,000	54,380
8.250% due 04/15/26	135,000	141,267
CoreLogic, Inc. 4.500% due 05/01/28 ~	167,000	166,618
Coty, Inc.
5.000% due 04/15/26 ~	188,000	193,909
6.500% due 04/15/26 ~	75,000	77,440
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 4.750% due 01/15/29 ~	180,000	183,200
CPI CG, Inc. 8.625% due 03/15/26 ~	80,000	84,703
Darling Ingredients, Inc. 5.250% due 04/15/27 ~	99,000	102,317
DaVita, Inc.
3.750% due 02/15/31 ~	454,000	443,168
4.625% due 06/01/30 ~	825,000	846,087
Del Monte Foods, Inc. 11.875% due 05/15/25 ~	210,000	234,243
Deluxe Corp. 8.000% due 06/01/29 ~	70,000	73,249
Edgewell Personal Care Co.
4.125% due 04/01/29 ~	125,000	126,122
5.500% due 06/01/28 ~	100,000	106,283
Elanco Animal Health, Inc.
5.272% due 08/28/23	395,000	420,695
5.900% due 08/28/28	130,000	150,979
Emergent BioSolutions, Inc. 3.875% due 08/15/28 ~	150,000	144,193
Encompass Health Corp. 4.500% due 02/01/28	149,000	153,499
4.625% due 04/01/31	510,000	519,698
4.750% due 02/01/30	156,000	160,910
5.750% due 09/15/25	100,000	102,574
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
6.000% due 06/30/28 ~	666,000	497,189
9.500% due 07/31/27 ~	275,000	280,214
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 6.125% due 04/01/29 ~	400,000	392,790

	Principal Amount	Value
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg) 5.625% due 08/15/26 ~	$100,000	$102,602
Fresh Market, Inc. 9.750% due 05/01/23 ~	200,000	205,990
Garda World Security Corp. (Canada)
4.625% due 02/15/27 ~	395,000	393,475
6.000% due 06/01/29 ~	150,000	143,461
9.500% due 11/01/27 ~	78,000	84,209
Gartner, Inc.
3.625% due 06/15/29 ~	120,000	121,521
3.750% due 10/01/30 ~	397,000	406,462
4.500% due 07/01/28 ~	569,000	595,180
Global Medical Response, Inc. 6.500% due 10/01/25 ~	150,000	151,892
Graham Holdings Co. 5.750% due 06/01/26 ~	100,000	103,975
Grifols Escrow Issuer SA (Spain) 4.750% due 10/15/28 ~	200,000	204,374
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.500% due 06/01/26 ~	100,000	100,104
HCA, Inc.
3.500% due 09/01/30	1,050,000	1,111,819
5.375% due 02/01/25	940,000	1,034,282
5.375% due 09/01/26	300,000	337,515
5.625% due 09/01/28	425,000	497,322
5.875% due 05/01/23	350,000	371,005
5.875% due 02/15/26	800,000	903,316
5.875% due 02/01/29	275,000	328,119
7.050% due 12/01/27	170,000	209,532
7.690% due 06/15/25	150,000	177,388
8.360% due 04/15/24	100,000	114,584
HealthEquity, Inc. 4.500% due 10/01/29 ~	95,000	94,169
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875% due 09/01/25 ~	170,000	180,804
Herc Holdings, Inc. 5.500% due 07/15/27 ~	330,000	343,598
Hertz Corp.
4.625% due 12/01/26 ~	80,000	80,607
5.000% due 12/01/29 ~	430,000	431,144
Hill-Rom Holdings, Inc. 4.375% due 09/15/27 ~	66,000	69,011
HLF Financing SARL LLC/Herbalife International, Inc. 4.875% due 06/01/29 ~	200,000	196,530
Hologic, Inc. 3.250% due 02/15/29 ~	209,000	209,323
4.625% due 02/01/28 ~	191,000	201,142
Horizon Therapeutics USA, Inc. 5.500% due 08/01/27 ~	200,000	210,350
IHS Markit Ltd. 4.250% due 05/01/29	500,000	570,410
Ingles Markets, Inc. 4.000% due 06/15/31 ~	75,000	75,670
IQVIA, Inc.
5.000% due 10/15/26 ~	300,000	308,248
5.000% due 05/15/27 ~	200,000	207,270
Jazz Securities DAC 4.375% due 01/15/29 ~	200,000	207,434
Korn Ferry 4.625% due 12/15/27 ~	150,000	154,715
Kraft Heinz Foods Co.
3.000% due 06/01/26	1,813,000	1,898,274
3.750% due 04/01/30	750,000	810,313
4.375% due 06/01/46	3,250,000	3,814,036
4.625% due 10/01/39	162,000	190,577
5.500% due 06/01/50	700,000	949,753
6.875% due 01/26/39	150,000	220,869

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada)
5.000% due 12/31/26 ~	$275,000	$271,952
7.000% due 12/31/27 ~	555,000	524,025
Lamb Weston Holdings, Inc.
4.125% due 01/31/30 ~	590,000	606,473
4.375% due 01/31/32 ~	185,000	191,093
4.875% due 05/15/28 ~	83,000	89,966
Land O’Lakes Capital Trust I 7.450% due 03/15/28 ~	43,000	49,831
Lannett Co., Inc. 7.750% due 04/15/26 ~	150,000	116,206
Legacy LifePoint Health LLC
4.375% due 02/15/27 ~	230,000	231,971
6.750% due 04/15/25 ~	180,000	187,833
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.000% due 02/01/26 ~	210,000	211,328
LifePoint Health, Inc. 5.375% due 01/15/29 ~	65,000	64,769
Magellan Health, Inc. 4.900% due 09/22/24	150,000	162,533
MEDNAX, Inc. 6.250% due 01/15/27 ~	350,000	366,611
Metis Merger Sub LLC 6.500% due 05/15/29 ~	100,000	98,360
ModivCare Escrow Issuer, Inc. 5.000% due 10/01/29 ~	105,000	107,392
ModivCare, Inc. 5.875% due 11/15/25 ~	72,000	75,686
Molina Healthcare, Inc.
3.875% due 11/15/30 ~	120,000	124,672
3.875% due 05/15/32 ~	345,000	347,717
4.375% due 06/15/28 ~	150,000	154,756
MoneyGram International, Inc. 5.375% due 08/01/26 ~	55,000	55,887
Mozart Debt Merger Sub, Inc.
3.875% due 04/01/29 ~	1,705,000	1,702,391
5.250% due 10/01/29 ~	688,000	698,815
MPH Acquisition Holdings LLC
5.500% due 09/01/28 ~	290,000	294,427
5.750% due 11/01/28 ~	380,000	361,956
Nathan’s Famous, Inc. 6.625% due 11/01/25 ~	25,000	25,605
NESCO Holdings II, Inc. 5.500% due 04/15/29 ~	300,000	310,282
Nielsen Co. Luxembourg SARL 5.000% due 02/01/25 ~	200,000	203,400
Nielsen Finance LLC/Nielsen Finance Co.
4.500% due 07/15/29 ~	134,000	132,024
4.750% due 07/15/31 ~	333,000	329,342
5.625% due 10/01/28 ~	220,000	227,523
5.875% due 10/01/30 ~	100,000	105,730
Option Care Health, Inc. 4.375% due 10/31/29 ~	63,000	63,254
Organon Finance 1 LLC
4.125% due 04/30/28 ~	1,004,000	1,022,052
5.125% due 04/30/31 ~	500,000	523,237
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.375% due 06/01/25 ~	315,000	332,645
Owens & Minor, Inc. 4.500% due 03/31/29 ~	80,000	82,116
P&L Development LLC/PLD Finance Corp. 7.750% due 11/15/25 ~	150,000	150,344
Par Pharmaceutical, Inc. 7.500% due 04/01/27 ~	819,000	838,189
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.000% due 06/15/29 ~	200,000	185,792

	Principal Amount	Value
PECF USS Intermediate Holding III Corp. 8.000% due 11/15/29 ~	$306,000	$317,334
Performance Food Group, Inc.
4.250% due 08/01/29 ~	208,000	206,685
5.500% due 10/15/27 ~	295,000	308,206
Perrigo Finance Unlimited Co.
3.900% due 12/15/24	200,000	209,569
4.375% due 03/15/26	205,000	219,236
4.900% due 12/15/44	400,000	398,567
Pilgrim’s Pride Corp.
3.500% due 03/01/32 ~	300,000	303,498
4.250% due 04/15/31 ~	325,000	341,752
5.875% due 09/30/27 ~	152,000	160,662
Post Holdings, Inc.
4.500% due 09/15/31 ~	1,025,000	1,018,973
4.625% due 04/15/30 ~	314,000	320,377
5.500% due 12/15/29 ~	425,000	447,223
5.625% due 01/15/28 ~	108,000	114,634
5.750% due 03/01/27 ~	205,000	211,910
Prestige Brands, Inc.
3.750% due 04/01/31 ~	250,000	242,879
5.125% due 01/15/28 ~	133,000	138,676
Prime Healthcare Services, Inc. 7.250% due 11/01/25 ~	166,000	176,155
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.375% due 08/31/27 ~	170,000	164,335
5.250% due 04/15/24 ~	497,000	529,394
5.750% due 04/15/26 ~	246,000	264,408
6.250% due 01/15/28 ~	685,000	715,328
Primo Water Holdings, Inc. (Canada) 4.375% due 04/30/29 ~	188,000	186,428
PROG Holdings, Inc. 6.000% due 11/15/29 ~	368,000	379,180
Radiology Partners, Inc. 9.250% due 02/01/28 ~	55,000	57,834
RCN Corp. 11.625% due 04/15/23 * Y Ω	9,000	830
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.750% due 12/01/26 ~	500,000	528,987
Rent-A-Center, Inc. 6.375% due 02/15/29 ~	180,000	187,906
Revlon Consumer Products Corp. 6.250% due 08/01/24	150,000	65,781
Ritchie Bros Auctioneers, Inc. (Canada) 5.375% due 01/15/25 ~	220,000	222,548
RP Escrow Issuer LLC 5.250% due 12/15/25 ~	300,000	303,021
RR Donnelley & Sons Co. 6.125% due 11/01/26 ~	520,000	572,000
Sabre GLBL, Inc.
7.375% due 09/01/25 ~	518,000	542,014
9.250% due 04/15/25 ~	50,000	56,558
Safeway, Inc. 7.250% due 02/01/31	150,000	176,878
SEG Holding LLC/SEG Finance Corp. 5.625% due 10/15/28 ~	200,000	209,795
Select Medical Corp. 6.250% due 08/15/26 ~	424,000	449,660
Service Corp. International
3.375% due 08/15/30	426,000	418,773
4.000% due 05/15/31	132,000	133,839
4.625% due 12/15/27	53,000	55,395
5.125% due 06/01/29	206,000	221,226
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 4.625% due 11/01/26 ~	300,000	311,175
Sigma Holdco BV (Netherlands) 7.875% due 05/15/26 ~	400,000	385,916

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Signal Parent, Inc. 6.125% due 04/01/29 ~	$250,000	$222,270
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625% due 03/01/29 ~	245,000	241,734
Sotheby’s 7.375% due 10/15/27 ~	200,000	213,205
Sotheby’s/Bidfair Holdings, Inc. 5.875% due 06/01/29 ~	150,000	153,213
Spectrum Brands, Inc.
3.875% due 03/15/31 ~	150,000	148,346
5.000% due 10/01/29 ~	86,000	90,319
5.750% due 07/15/25	449,000	459,001
StoneMor, Inc. 8.500% due 05/15/29 ~	67,000	69,311
Surgery Center Holdings, Inc. 10.000% due 04/15/27 ~	290,000	308,415
Syneos Health, Inc. 3.625% due 01/15/29 ~	150,000	148,340
Team Health Holdings, Inc. 6.375% due 02/01/25 ~	200,000	188,458
Teleflex, Inc.
4.250% due 06/01/28 ~	95,000	98,004
4.625% due 11/15/27	156,000	162,464
Tenet Healthcare Corp.
4.250% due 06/01/29 ~	900,000	915,543
4.375% due 01/15/30 ~	536,000	543,960
4.625% due 07/15/24	243,000	246,342
4.625% due 09/01/24 ~	87,000	89,051
4.625% due 06/15/28 ~	465,000	478,459
4.875% due 01/01/26 ~	545,000	560,622
5.125% due 11/01/27 ~	526,000	548,508
6.125% due 10/01/28 ~	655,000	693,157
6.250% due 02/01/27 ~	530,000	549,268
6.750% due 06/15/23	778,000	832,429
7.500% due 04/01/25 ~	50,000	52,683
TreeHouse Foods, Inc. 4.000% due 09/01/28	115,000	110,574
TriNet Group, Inc. 3.500% due 03/01/29 ~	115,000	114,734
Triton Water Holdings, Inc. 6.250% due 04/01/29 ~	155,000	148,879
Turning Point Brands, Inc. 5.625% due 02/15/26 ~	100,000	100,353
United Natural Foods, Inc. 6.750% due 10/15/28 ~	65,000	69,698
United Rentals North America, Inc.
3.750% due 01/15/32	228,000	229,924
3.875% due 02/15/31	500,000	508,360
4.000% due 07/15/30	125,000	128,617
4.875% due 01/15/28	715,000	752,609
5.250% due 01/15/30	142,000	153,916
5.500% due 05/15/27	260,000	270,709
US Acute Care Solutions LLC 6.375% due 03/01/26 ~	250,000	262,135
US Foods, Inc. 4.625% due 06/01/30 ~	443,000	448,670
4.750% due 02/15/29 ~	65,000	66,162
6.250% due 04/15/25 ~	120,000	125,080
US Renal Care, Inc. 10.625% due 07/15/27 ~	175,000	177,800
Vector Group Ltd.
5.750% due 02/01/29 ~	375,000	365,466
10.500% due 11/01/26 ~	473,000	490,638
Verscend Escrow Corp. 9.750% due 08/15/26 ~	325,000	345,849
WASH Multifamily Acquisition, Inc. 5.750% due 04/15/26 ~	255,000	268,310
WW International, Inc. 4.500% due 04/15/29 ~	135,000	129,426

		93,532,486

	Principal Amount	Value
Diversified - 0.1%
Stena AB (Sweden) 7.000% due 02/01/24 ~	$100,000	$103,566
Stena International SA (Sweden)
5.750% due 03/01/24 ~	200,000	207,391
6.125% due 02/01/25 ~	146,000	150,086

		461,043

Energy - 12.8%
Aethon United BR LP/Aethon United Finance Corp. 8.250% due 02/15/26 ~	340,000	365,622
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500% due 05/01/25 ~	100,000	101,603
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.375% due 06/15/29 ~	135,000	142,655
5.750% due 03/01/27 ~	200,000	207,450
5.750% due 01/15/28 ~	197,000	206,868
7.875% due 05/15/26 ~	365,000	402,611
Antero Resources Corp.
5.000% due 03/01/25	150,000	152,564
5.375% due 03/01/30 ~	90,000	96,362
7.625% due 02/01/29 ~	125,000	138,948
8.375% due 07/15/26 ~	68,000	77,509
Apache Corp.
4.250% due 01/15/30	250,000	271,659
4.375% due 10/15/28	208,000	226,600
4.625% due 11/15/25	130,000	139,749
4.750% due 04/15/43	1,035,000	1,138,505
4.875% due 11/15/27	215,000	234,656
5.100% due 09/01/40	712,000	805,685
Archrock Partners LP/Archrock Partners Finance Corp.
6.250% due 04/01/28 ~	180,000	187,945
6.875% due 04/01/27 ~	156,000	163,956
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.875% due 06/30/29 ~	115,000	110,813
7.000% due 11/01/26 ~	80,000	81,197
8.250% due 12/31/28 ~	165,000	172,247
9.000% due 11/01/27 ~	175,000	234,433
Athabasca Oil Corp. (Canada) 9.750% due 11/01/26 ~	250,000	247,760
Atlantica Sustainable Infrastructure PLC (Spain) 4.125% due 06/15/28 ~	300,000	302,680
Baytex Energy Corp. (Canada)
5.625% due 06/01/24 ~	84,000	84,106
8.750% due 04/01/27 ~	185,000	193,972
Berry Petroleum Co. LLC 7.000% due 02/15/26 ~	200,000	198,208
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.625% due 07/15/26 ~	50,000	51,650
7.625% due 12/15/25 ~	245,000	259,955
Bristow Group, Inc. 6.875% due 03/01/28 ~	150,000	156,246
Buckeye Partners LP
3.950% due 12/01/26	175,000	178,546
4.125% due 03/01/25 ~	127,000	131,287
4.150% due 07/01/23	298,000	305,764
4.500% due 03/01/28 ~	105,000	105,947
5.850% due 11/15/43	250,000	245,665
6.375% due 01/22/78	200,000	177,164
California Resources Corp. 7.125% due 02/01/26 ~	55,000	57,206

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Callon Petroleum Co.
6.125% due 10/01/24	$200,000	$197,208
8.000% due 08/01/28 ~	140,000	141,599
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.750% due 04/15/23	250,000	249,322
9.250% due 07/15/24 ~	162,000	176,002
11.000% due 04/15/25 ~	133,000	143,612
CGG SA (France) 8.750% due 04/01/27 ~	500,000	494,445
Cheniere Energy Partners LP
3.250% due 01/31/32 ~	165,000	166,980
4.000% due 03/01/31	361,000	379,189
4.500% due 10/01/29	494,000	524,495
Cheniere Energy, Inc. 4.625% due 10/15/28	765,000	814,989
Chesapeake Energy Corp.
5.500% due 02/01/26 ~	110,000	115,906
5.875% due 02/01/29 ~	185,000	198,159
Civitas Resources, Inc. 5.000% due 10/15/26 ~	60,000	60,669
CNX Midstream Partners LP 4.750% due 04/15/30 ~	40,000	39,918
CNX Resources Corp.
6.000% due 01/15/29 ~	250,000	260,351
7.250% due 03/14/27 ~	250,000	265,432
Colgate Energy Partners III LLC 5.875% due 07/01/29 ~	165,000	170,184
Comstock Resources, Inc.
5.875% due 01/15/30 ~	324,000	332,636
6.750% due 03/01/29 ~	135,000	146,652
7.500% due 05/15/25 ~	231,000	239,252
Coronado Finance Pty. Ltd. (Australia) 10.750% due 05/15/26 ~	135,000	145,660
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500% due 06/15/31 ~	450,000	470,394
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.625% due 05/01/27 ~	140,000	142,765
5.750% due 04/01/25	85,000	86,998
6.000% due 02/01/29 ~	105,000	109,216
CrownRock LP/CrownRock Finance, Inc.
5.000% due 05/01/29 ~	25,000	25,976
5.625% due 10/15/25 ~	344,000	352,142
CSI Compressco LP/CSI Compressco Finance, Inc. 7.500% due 04/01/25 ~	200,000	202,295
CVR Energy, Inc.
5.250% due 02/15/25 ~	210,000	202,876
5.750% due 02/15/28 ~	125,000	120,177
DCP Midstream Operating LP
3.250% due 02/15/32	150,000	151,367
3.875% due 03/15/23	150,000	153,830
5.125% due 05/15/29	74,000	83,725
5.375% due 07/15/25	200,000	218,732
5.600% due 04/01/44	100,000	124,542
5.625% due 07/15/27	235,000	265,785
5.850% due 05/21/43 ~	100,000	97,417
6.450% due 11/03/36 ~	403,000	527,954
6.750% due 09/15/37 ~	100,000	133,903
DT Midstream, Inc.
4.125% due 06/15/29 ~	95,000	97,414
4.375% due 06/15/31 ~	600,000	624,924
Encino Acquisition Partners Holdings LLC 8.500% due 05/01/28 ~	125,000	130,021
Endeavor Energy Resources LP/EER Finance, Inc.
5.750% due 01/30/28 ~	339,000	361,882
6.625% due 07/15/25 ~	130,000	137,698

	Principal Amount	Value
Energy Ventures Gom LLC/EnVen Finance Corp. 11.750% due 04/15/26 ~	$95,000	$97,854
EnLink Midstream LLC
5.375% due 06/01/29	164,000	167,966
5.625% due 01/15/28 ~	75,000	78,110
EnLink Midstream Partners LP
4.150% due 06/01/25	300,000	311,251
4.850% due 07/15/26	400,000	421,436
5.050% due 04/01/45	200,000	193,290
5.450% due 06/01/47	125,000	126,288
Ensign Drilling, Inc. (Canada) 9.250% due 04/15/24 ~	95,000	91,784
Enviva Partners LP/Enviva Partners Finance Corp. 6.500% due 01/15/26 ~	260,000	268,762
EQM Midstream Partners LP
4.000% due 08/01/24	113,000	117,498
4.500% due 01/15/29 ~	145,000	151,014
4.750% due 07/15/23	36,000	37,478
4.750% due 01/15/31 ~	145,000	153,567
6.000% due 07/01/25 ~	600,000	653,172
6.500% due 07/01/27 ~	140,000	156,976
6.500% due 07/15/48	451,000	548,601
EQT Corp.
3.125% due 05/15/26 ~	48,000	49,333
3.625% due 05/15/31 ~	50,000	51,953
3.900% due 10/01/27	275,000	295,284
5.000% due 01/15/29	60,000	66,536
6.625% due 02/01/25	1,140,000	1,286,798
Exterran Energy Solutions LP/EES Finance Corp. 8.125% due 05/01/25	200,000	186,208
Genesis Energy LP/Genesis Energy Finance Corp.
5.625% due 06/15/24	300,000	297,538
6.500% due 10/01/25	170,000	168,052
7.750% due 02/01/28	195,000	196,738
8.000% due 01/15/27	270,000	278,554
Global Partners LP/GLP Finance Corp.
6.875% due 01/15/29	100,000	104,858
7.000% due 08/01/27	150,000	155,775
Gulfport Energy Corp. 8.000% due 05/17/26 ~	200,000	218,458
Harbour Energy PLC (United Kingdom) 5.500% due 10/15/26 ~	200,000	198,706
Harvest Midstream I LP 7.500% due 09/01/28 ~	225,000	241,069
Hess Midstream Operations LP
4.250% due 02/15/30 ~	230,000	228,667
5.125% due 06/15/28 ~	240,000	250,250
5.625% due 02/15/26 ~	200,000	206,225
Hilcorp Energy I LP/Hilcorp Finance Co.
5.750% due 02/01/29 ~	100,000	103,213
6.000% due 02/01/31 ~	90,000	93,263
6.250% due 11/01/28 ~	320,000	336,850
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000% due 02/01/28 ~	59,000	58,905
Howard Midstream Energy Partners LLC 6.750% due 01/15/27 ~	115,000	117,982
Independence Energy Finance LLC 7.250% due 05/01/26 ~	165,000	171,614
Ithaca Energy North Sea PLC (United Kingdom) 9.000% due 07/15/26 ~	200,000	205,208
ITT Holdings LLC 6.500% due 08/01/29 ~	225,000	223,119
KCA Deutag UK Finance PLC (United Kingdom) 9.875% due 12/01/25 ~	151,000	163,326

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Laredo Petroleum, Inc.
7.750% due 07/31/29 ~	$165,000	$161,107
9.500% due 01/15/25	180,000	183,787
10.125% due 01/15/28	125,000	131,248
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000% due 08/01/26 ~	330,000	338,672
Matador Resources Co. 5.875% due 09/15/26	330,000	340,347
MEG Energy Corp. (Canada)
5.875% due 02/01/29 ~	471,000	493,773
6.500% due 01/15/25 ~	163,000	165,825
7.125% due 02/01/27 ~	360,000	383,915
Moss Creek Resources Holdings, Inc.
7.500% due 01/15/26 ~	350,000	327,614
10.500% due 05/15/27 ~	350,000	353,423
Murphy Oil Corp.
5.750% due 08/15/25	652,000	670,830
5.875% due 12/01/27	117,000	120,986
6.375% due 07/15/28	154,000	163,911
6.875% due 08/15/24	45,000	46,003
Nabors Industries Ltd.
7.250% due 01/15/26 ~	419,000	388,011
7.500% due 01/15/28 ~	150,000	135,962
Nabors Industries, Inc.
5.750% due 02/01/25	85,000	78,875
7.375% due 05/15/27 ~	271,000	280,807
Natural Resource Partners LP/NRP Finance Corp. 9.125% due 06/30/25 ~	150,000	152,873
Neptune Energy Bondco PLC (United Kingdom) 6.625% due 05/15/25 ~	250,000	255,785
New Fortress Energy, Inc.
6.500% due 09/30/26 ~	700,000	695,534
6.750% due 09/15/25 ~	338,000	341,830
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500% due 02/01/26 ~	835,000	862,225
NGL Energy Partners LP/NGL Energy Finance Corp.
6.125% due 03/01/25	100,000	85,604
7.500% due 11/01/23	195,000	192,278
7.500% due 04/15/26	150,000	128,781
Northern Oil & Gas, Inc. 8.125% due 03/01/28 ~	454,000	479,615
Northriver Midstream Finance LP (Canada) 5.625% due 02/15/26 ~	250,000	260,474
NuStar Logistics LP
5.625% due 04/28/27	530,000	561,005
5.750% due 10/01/25	50,000	53,856
6.000% due 06/01/26	171,000	185,714
6.375% due 10/01/30	45,000	50,019
Oasis Midstream Partners LP/OMP Finance Corp. 8.000% due 04/01/29 ~	150,000	163,713
Oasis Petroleum, Inc. 6.375% due 06/01/26 ~	150,000	157,721
Occidental Petroleum Corp.
3.000% due 02/15/27	150,000	152,408
3.200% due 08/15/26	650,000	670,524
3.400% due 04/15/26	225,000	231,015
3.500% due 08/15/29	386,000	397,206
4.100% due 02/15/47	250,000	245,379
4.400% due 04/15/46	2,175,000	2,233,486
5.500% due 12/01/25	115,000	127,693
5.550% due 03/15/26	325,000	362,173
5.875% due 09/01/25	239,000	263,797
6.125% due 01/01/31	465,000	565,756
6.375% due 09/01/28	200,000	237,744

	Principal Amount	Value
6.450% due 09/15/36	$1,050,000	$1,340,850
6.625% due 09/01/30	829,000	1,027,280
6.950% due 07/01/24	150,000	166,952
7.500% due 05/01/31	150,000	197,556
7.875% due 09/15/31	150,000	200,457
8.000% due 07/15/25	105,000	122,693
8.500% due 07/15/27	150,000	187,275
8.875% due 07/15/30	200,000	270,076
Oceaneering International, Inc.
4.650% due 11/15/24	200,000	201,000
6.000% due 02/01/28	150,000	147,376
Parkland Corp. (Canada)
4.500% due 10/01/29 ~	140,000	140,340
4.625% due 05/01/30 ~	417,000	415,105
5.875% due 07/15/27 ~	132,000	139,413
Patterson-UTI Energy, Inc. 3.950% due 02/01/28	500,000	502,847
PBF Holding Co. LLC/PBF Finance Corp.
6.000% due 02/15/28	195,000	125,571
7.250% due 06/15/25	225,000	160,547
9.250% due 05/15/25 ~	600,000	571,413
PBF Logistics LP/PBF Logistics Finance Corp. 6.875% due 05/15/23	262,000	255,067
PDC Energy, Inc.
5.750% due 05/15/26	150,000	155,198
6.125% due 09/15/24	100,000	101,358
Penn Virginia Holdings LLC 9.250% due 08/15/26 ~	75,000	77,906
Petrofac Ltd. (United Kingdom) 9.750% due 11/15/26 ~	250,000	255,364
Precision Drilling Corp. (Canada)
6.875% due 01/15/29 ~	125,000	127,578
7.125% due 01/15/26 ~	200,000	203,997
Puma International Financing SA (Singapore) 5.000% due 01/24/26 ~	200,000	200,387
Range Resources Corp.
4.875% due 05/15/25	88,000	90,974
5.000% due 03/15/23	494,000	505,639
8.250% due 01/15/29	95,000	106,091
9.250% due 02/01/26	320,000	345,300
Rattler Midstream LP 5.625% due 07/15/25 ~	65,000	67,665
Renewable Energy Group, Inc. 5.875% due 06/01/28 ~	53,000	54,532
Rockcliff Energy II LLC 5.500% due 10/15/29 ~	88,000	90,787
Rockies Express Pipeline LLC
3.600% due 05/15/25 ~	250,000	257,501
6.875% due 04/15/40 ~	500,000	565,840
SM Energy Co.
5.625% due 06/01/25	113,000	114,115
6.500% due 07/15/28	120,000	124,370
6.625% due 01/15/27	100,000	103,104
6.750% due 09/15/26	60,000	61,712
10.000% due 01/15/25 ~	450,000	495,745
Southwestern Energy Co.
4.750% due 02/01/32	176,000	185,687
5.375% due 02/01/29	390,000	412,977
5.375% due 03/15/30	390,000	418,564
6.450% due 01/23/25	14,000	15,403
7.750% due 10/01/27	80,000	86,380
8.375% due 09/15/28	150,000	167,645
Strathcona Resources Ltd. (Canada) 6.875% due 08/01/26 ~	150,000	147,594
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.750% due 04/15/25	140,000	126,146
8.500% due 10/15/26 ~	337,000	351,481

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
SunCoke Energy, Inc. 4.875% due 06/30/29 ~	$167,000	$166,416
Sunnova Energy Corp. 5.875% due 09/01/26 ~	110,000	112,314
Sunoco LP/Sunoco Finance Corp.
4.500% due 05/15/29	75,000	76,292
4.500% due 04/30/30 ~	500,000	513,215
6.000% due 04/15/27	109,000	113,785
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.500% due 01/15/28 ~	163,000	161,804
6.000% due 12/31/30 ~	215,000	215,329
6.000% due 09/01/31 ~	200,000	198,194
7.500% due 10/01/25 ~	300,000	325,054
Talos Production, Inc. 12.000% due 01/15/26	428,000	448,775
Tap Rock Resources LLC 7.000% due 10/01/26 ~	60,000	62,462
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000% due 01/15/32 ~	695,000	727,477
4.875% due 02/01/31	86,000	93,540
5.375% due 02/01/27	637,000	657,250
5.500% due 03/01/30	500,000	547,090
5.875% due 04/15/26	490,000	511,918
6.500% due 07/15/27	96,000	103,016
6.875% due 01/15/29	60,000	67,210
TechnipFMC PLC (United Kingdom) 6.500% due 02/01/26 ~	350,000	374,805
Teine Energy Ltd. (Canada) 6.875% due 04/15/29 ~	350,000	355,948
TerraForm Power Operating LLC
4.250% due 01/31/23 ~	60,000	61,413
4.750% due 01/15/30 ~	177,000	185,829
5.000% due 01/31/28 ~	141,000	149,548
TransMontaigne Partners LP/TLP Finance Corp. 6.125% due 02/15/26	50,000	49,570
Transocean Guardian Ltd. 5.875% due 01/15/24 ~	418,750	397,201
Transocean Phoenix 2 Ltd. 7.750% due 10/15/24 ~	100,000	101,247
Transocean Pontus Ltd. 6.125% due 08/01/25 ~	217,750	213,077
Transocean Proteus Ltd. 6.250% due 12/01/24 ~	65,000	64,219
Transocean Sentry Ltd. 5.375% due 05/15/23 ~	690,689	666,477
Transocean, Inc.
8.000% due 02/01/27 ~	533,000	384,314
9.350% due 12/15/41	490,000	290,087
11.500% due 01/30/27 ~	547,000	536,629
USA Compression Partners LP/USA Compression Finance Corp.
6.875% due 04/01/26	135,000	140,548
6.875% due 09/01/27	305,000	322,476
Venture Global Calcasieu Pass LLC
3.875% due 08/15/29 ~	644,000	669,222
3.875% due 11/01/33 ~	467,000	491,340
4.125% due 08/15/31 ~	144,000	152,889
Vermilion Energy, Inc. (Canada) 5.625% due 03/15/25 ~	50,000	50,631
Vine Energy Holdings LLC 6.750% due 04/15/29 ~	300,000	326,026
Viper Energy Partners LP 5.375% due 11/01/27 ~	40,000	41,365
W&T Offshore, Inc. 9.750% due 11/01/23 ~	200,000	191,208
Warrior Met Coal, Inc. 7.875% due 12/01/28 ~	175,000	179,621

	Principal Amount	Value
Weatherford International Ltd. (Bermuda)
6.500% due 09/15/28 ~	$103,000	$109,129
8.625% due 04/30/30 ~	585,000	608,286
11.000% due 12/01/24 ~	373,000	384,578
Western Midstream Operating LP
4.350% due 02/01/25	805,000	842,239
4.650% due 07/01/26	75,000	81,709
5.300% due 02/01/30	50,000	55,051
5.500% due 08/15/48	354,000	423,377
6.500% due 02/01/50	800,000	947,216

		69,986,593

Financial - 10.1%
Acrisure LLC/Acrisure Finance, Inc.
4.250% due 02/15/29 ~	160,000	155,842
6.000% due 08/01/29 ~	185,000	182,947
7.000% due 11/15/25 ~	275,000	275,106
10.125% due 08/01/26 ~	100,000	110,229
Advisor Group Holdings, Inc. 10.750% due 08/01/27 ~	100,000	111,146
AG Issuer LLC 6.250% due 03/01/28 ~	70,000	72,724
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.250% due 10/15/27 ~	220,000	220,229
5.875% due 11/01/29 ~	200,000	203,764
6.750% due 10/15/27 ~	350,000	363,489
Ally Financial, Inc. 5.750% due 11/20/25	200,000	225,771
AmWINS Group, Inc. 4.875% due 06/30/29 ~	85,000	85,996
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/29 ~	150,000	145,344
Aretec Escrow Issuer, Inc. 7.500% due 04/01/29 ~	300,000	308,178
Assurant, Inc. 7.000% due 03/27/48	200,000	228,750
AssuredPartners, Inc.
5.625% due 01/15/29 ~	530,000	516,313
7.000% due 08/15/25 ~	64,000	64,547
Asteroid Private Merger Sub, Inc. 8.500% due 11/15/29 ~	250,000	262,382
Blackstone Mortgage Trust, Inc. 3.750% due 01/15/27 ~	150,000	149,682
Brightsphere Investment Group, Inc. 4.800% due 07/27/26	100,000	104,518
BroadStreet Partners, Inc. 5.875% due 04/15/29 ~	283,000	278,445
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.500% due 04/01/27 ~	150,000	147,341
5.750% due 05/15/26 ~	300,000	310,837
Burford Capital Global Finance LLC 6.250% due 04/15/28 ~	250,000	265,990
Castlelake Aviation Finance DAC (Ireland) 5.000% due 04/15/27 ~	300,000	298,050
CIT Group, Inc.
3.929% due 06/19/24	65,000	67,176
4.750% due 02/16/24	101,000	106,932
5.000% due 08/01/23	371,000	392,327
5.250% due 03/07/25	165,000	181,960
6.125% due 03/09/28	170,000	205,510
Cobra AcquisitionCo LLC 6.375% due 11/01/29 ~	250,000	247,226
Coinbase Global, Inc.
3.375% due 10/01/28 ~	555,000	519,386
3.625% due 10/01/31 ~	185,000	170,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Commerzbank AG (Germany) 8.125% due 09/19/23 ~	$300,000	$330,699
Compass Group Diversified Holdings LLC
5.000% due 01/15/32 ~	175,000	179,638
5.250% due 04/15/29 ~	120,000	125,917
Credit Acceptance Corp.
5.125% due 12/31/24 ~	380,000	389,895
6.625% due 03/15/26	200,000	208,368
CTR Partnership LP/CareTrust Capital Corp. 3.875% due 06/30/28 ~	100,000	102,144
CURO Finance LLC 7.500% due 08/01/28 ~	170,000	171,062
Curo Group Holdings Corp. 7.500% due 08/01/28 ~	83,000	83,623
Cushman & Wakefield US Borrower LLC 6.750% due 05/15/28 ~	80,000	85,714
Deutsche Bank AG (Germany)
3.729% due 01/14/32	200,000	204,704
4.296% due 05/24/28	476,000	489,195
4.500% due 04/01/25	500,000	532,643
4.875% due 12/01/32	200,000	216,268
5.882% due 07/08/31	150,000	176,074
Diversified Healthcare Trust
4.375% due 03/01/31	360,000	346,275
4.750% due 05/01/24	100,000	102,500
4.750% due 02/15/28	200,000	196,000
9.750% due 06/15/25	215,000	232,891
Dresdner Funding Trust I 8.151% due 06/30/31 ~	350,000	495,946
Enact Holdings, Inc. 6.500% due 08/15/25 ~	210,000	229,636
Enova International, Inc. 8.500% due 09/15/25 ~	200,000	206,460
Finance of America Funding LLC 7.875% due 11/15/25 ~	200,000	197,547
Five Point Operating Co. LP/Five Point Capital Corp. 7.875% due 11/15/25 ~	150,000	156,621
Freedom Mortgage Corp.
6.625% due 01/15/27 ~	130,000	127,210
7.625% due 05/01/26 ~	190,000	194,237
8.125% due 11/15/24 ~	150,000	152,031
8.250% due 04/15/25 ~	156,000	159,867
FS Energy & Power Fund 7.500% due 08/15/23 ~	175,000	182,677
Genworth Holdings, Inc. 6.500% due 06/15/34	100,000	103,849
GEO Group, Inc.
5.125% due 04/01/23	300,000	286,072
5.875% due 10/15/24	150,000	132,794
6.000% due 04/15/26	150,000	121,176
Global Aircraft Leasing Co. Ltd. (Cayman) 6.500% Cash or 7.250% PIK due 09/15/24 ~	728,049	703,379
Global Atlantic Fin Co. 4.700% due 10/15/51 ~	300,000	304,440
Global Net Lease, Inc./Global Net Lease Operating Partnership LP 3.750% due 12/15/27 ~	135,000	131,952
goeasy Ltd. (Canada)
4.375% due 05/01/26 ~	75,000	76,392
5.375% due 12/01/24 ~	82,000	84,340
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	103,000	104,938
GTCR AP Finance, Inc. 8.000% due 05/15/27 ~	150,000	155,775
HAT Holdings I LLC/HAT Holdings II LLC
3.375% due 06/15/26 ~	300,000	303,402
3.750% due 09/15/30 ~	500,000	499,467

	Principal Amount	Value
Hightower Holding LLC 6.750% due 04/15/29 ~	$83,000	$85,374
Home Point Capital, Inc. 5.000% due 02/01/26 ~	100,000	92,859
Howard Hughes Corp.
4.125% due 02/01/29 ~	610,000	619,019
4.375% due 02/01/31 ~	75,000	75,861
5.375% due 08/01/28 ~	200,000	213,292
HUB International Ltd.
5.625% due 12/01/29 ~	365,000	376,589
7.000% due 05/01/26 ~	495,000	509,244
Hunt Cos., Inc. 5.250% due 04/15/29 ~	200,000	197,288
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.375% due 02/01/29	145,000	141,595
4.750% due 09/15/24	326,000	338,654
5.250% due 05/15/27	680,000	700,220
6.250% due 05/15/26	405,000	422,336
6.375% due 12/15/25	50,000	50,929
Intesa Sanpaolo SpA (Italy)
4.950% due 06/01/42 ~	300,000	308,730
5.017% due 06/26/24 ~	200,000	214,435
5.710% due 01/15/26 ~	900,000	996,386
Iron Mountain Information Management Services, Inc. 5.000% due 07/15/32 ~	150,000	153,815
Iron Mountain, Inc.
4.500% due 02/15/31 ~	615,000	622,687
4.875% due 09/15/27 ~	125,000	129,811
4.875% due 09/15/29 ~	535,000	554,581
5.000% due 07/15/28 ~	65,000	66,885
5.250% due 03/15/28 ~	224,000	233,345
5.250% due 07/15/30 ~	175,000	184,733
5.625% due 07/15/32 ~	65,000	69,657
iStar, Inc.
4.250% due 08/01/25	389,000	398,317
4.750% due 10/01/24	137,000	142,307
5.500% due 02/15/26	150,000	155,418
Jane Street Group/JSG Finance, Inc. 4.500% due 11/15/29 ~	350,000	354,074
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.000% due 08/15/28 ~	200,000	205,324
Jefferson Capital Holdings LLC 6.000% due 08/15/26 ~	75,000	76,015
Kennedy-Wilson, Inc.
4.750% due 03/01/29	235,000	240,644
4.750% due 02/01/30	100,000	101,522
5.000% due 03/01/31	235,000	242,404
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.250% due 02/01/27 ~	155,000	156,189
4.750% due 06/15/29 ~	225,000	231,009
5.250% due 10/01/25 ~	250,000	253,091
LD Holdings Group LLC
6.125% due 04/01/28 ~	175,000	165,186
6.500% due 11/01/25 ~	146,000	144,203
LFS Topco LLC 5.875% due 10/15/26 ~	25,000	25,839
Liberty Mutual Group, Inc. 4.125% due 12/15/51 ~	150,000	149,846
LPL Holdings, Inc.
4.000% due 03/15/29 ~	270,000	276,862
4.375% due 05/15/31 ~	250,000	256,090
4.625% due 11/15/27 ~	150,000	155,465
MGIC Investment Corp. 5.250% due 08/15/28	169,000	177,689
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
3.875% due 02/15/29 ~	115,000	120,915
4.500% due 09/01/26	50,000	53,852

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
4.500% due 01/15/28	$100,000	$108,273
4.625% due 06/15/25 ~	295,000	314,862
5.750% due 02/01/27	730,000	825,761
Midcap Financial Issuer Trust
5.625% due 01/15/30 ~	250,000	251,030
6.500% due 05/01/28 ~	500,000	522,105
MPT Operating Partnership LP/MPT Finance Corp.
3.500% due 03/15/31	190,000	192,430
4.625% due 08/01/29	235,000	248,332
5.000% due 10/15/27	220,000	230,446
5.250% due 08/01/26	500,000	514,985
Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/30 ~	55,000	54,392
5.500% due 08/15/28 ~	146,000	149,140
5.750% due 11/15/31 ~	431,000	429,451
6.000% due 01/15/27 ~	295,000	307,625
Navient Corp.
4.875% due 03/15/28	300,000	299,701
5.000% due 03/15/27	90,000	91,879
5.500% due 03/15/29	366,000	365,669
5.625% due 08/01/33	200,000	190,782
6.125% due 03/25/24	300,000	320,176
6.750% due 06/25/25	335,000	368,835
6.750% due 06/15/26	100,000	110,643
7.250% due 09/25/23	60,000	64,747
New Residential Investment Corp. 6.250% due 10/15/25 ~	214,000	215,171
Newmark Group, Inc. 6.125% due 11/15/23	175,000	187,425
NFP Corp.
4.875% due 08/15/28 ~	94,000	95,083
6.875% due 08/15/28 ~	480,000	482,102
NMI Holdings, Inc. 7.375% due 06/01/25 ~	113,000	128,425
OneMain Finance Corp.
3.500% due 01/15/27	55,000	54,449
3.875% due 09/15/28	200,000	196,303
4.000% due 09/15/30	560,000	551,628
5.375% due 11/15/29	90,000	97,988
5.625% due 03/15/23	125,000	130,704
6.125% due 03/15/24	454,000	481,889
6.625% due 01/15/28	366,000	410,442
6.875% due 03/15/25	638,000	710,582
7.125% due 03/15/26	210,000	239,710
8.250% due 10/01/23	102,000	112,815
8.875% due 06/01/25	520,000	557,016
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375% due 12/15/22 ~	25,000	25,120
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.875% due 05/15/29 ~	493,000	504,842
5.875% due 10/01/28 ~	85,000	88,525
7.500% due 06/01/25 ~	230,000	242,883
PennyMac Financial Services, Inc.
4.250% due 02/15/29 ~	210,000	202,212
5.375% due 10/15/25 ~	225,000	231,442
5.750% due 09/15/31 ~	100,000	101,141
PHH Mortgage Corp. 7.875% due 03/15/26 ~	300,000	310,485
PRA Group, Inc.
5.000% due 10/01/29 ~	120,000	120,481
7.375% due 09/01/25 ~	300,000	319,051
Provident Funding Associates LP/PFG Finance Corp. 6.375% due 06/15/25 ~	50,000	50,957
Radian Group, Inc.
4.500% due 10/01/24	300,000	314,566
4.875% due 03/15/27	150,000	161,109

	Principal Amount	Value
Realogy Group LLC/Realogy Co-Issuer Corp.
4.875% due 06/01/23 ~	$150,000	$154,097
5.750% due 01/15/29 ~	375,000	384,947
7.625% due 06/15/25 ~	150,000	159,150
9.375% due 04/01/27 ~	128,000	138,381
RHP Hotel Properties LP/RHP Finance Corp.
4.500% due 02/15/29 ~	110,000	110,167
4.750% due 10/15/27	105,000	107,205
RLJ Lodging Trust LP
3.750% due 07/01/26 ~	170,000	171,114
4.000% due 09/15/29 ~	95,000	94,126
Rocket Mortgage LLC
2.875% due 10/15/26 ~	742,000	737,429
4.000% due 10/15/33 ~	200,000	202,878
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
3.625% due 03/01/29 ~	145,000	145,752
3.875% due 03/01/31 ~	290,000	294,797
SBA Communications Corp.
3.125% due 02/01/29 ~	315,000	302,885
3.875% due 02/15/27	956,000	985,947
Service Properties Trust
4.350% due 10/01/24	300,000	294,327
4.500% due 06/15/23	150,000	150,129
4.500% due 03/15/25	100,000	97,501
4.650% due 03/15/24	100,000	98,859
4.950% due 02/15/27	300,000	291,322
4.950% due 10/01/29	300,000	285,435
5.250% due 02/15/26	350,000	345,625
5.500% due 12/15/27	200,000	205,413
7.500% due 09/15/25	40,000	43,369
SLM Corp.
3.125% due 11/02/26	175,000	173,504
4.200% due 10/29/25	110,000	115,066
Starwood Property Trust, Inc.
3.625% due 07/15/26 ~	110,000	109,566
3.750% due 12/31/24 ~	63,000	63,756
4.750% due 03/15/25	138,000	143,666
5.500% due 11/01/23 ~	300,000	310,801
StoneX Group, Inc. 8.625% due 06/15/25 ~	75,000	79,746
Synovus Financial Corp. 5.900% due 02/07/29	100,000	106,938
TMX Finance LLC/TitleMax Finance Corp. 11.125% due 04/01/23 ~	200,000	204,629
UniCredit SpA (Italy)
5.459% due 06/30/35 ~	450,000	490,799
5.861% due 06/19/32 ~	1,000,000	1,097,831
United Wholesale Mortgage LLC
5.500% due 11/15/25 ~	95,000	96,884
5.500% due 04/15/29 ~	500,000	491,327
5.750% due 06/15/27 ~	200,000	200,700
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/30 ~	150,000	144,563
7.875% due 02/15/25 ~	777,000	811,926
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
4.750% due 04/15/28 ~	250,000	248,311
6.500% due 02/15/29 ~	575,000	573,896
USI, Inc. 6.875% due 05/01/25 ~	105,000	105,902
VICI Properties LP/VICI Note Co., Inc.
3.500% due 02/15/25 ~	120,000	121,927
3.750% due 02/15/27 ~	133,000	137,525
4.125% due 08/15/30 ~	372,000	394,034
4.250% due 12/01/26 ~	731,000	762,276
4.625% due 12/01/29 ~	114,000	121,518

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland) 10.500% due 06/01/24 ~	$289,000	$309,531
WeWork Cos., Inc. 7.875% due 05/01/25 ~	300,000	287,079
WeWork Cos., LLC/WW Co.-Obligor, Inc. 5.000% due 07/10/25 ~	193,000	167,792
World Acceptance Corp. 7.000% due 11/01/26 ~	100,000	100,354
XHR LP
4.875% due 06/01/29 ~	67,000	68,287
6.375% due 08/15/25 ~	200,000	211,773

		55,041,648

Industrial - 9.2%
AECOM 5.125% due 03/15/27	165,000	179,944
AerCap Global Aviation Trust (Ireland) 6.500% due 06/15/45 ~	200,000	216,285
Altera Infrastructure LP/Teekay Offshore Finance Corp. 8.500% due 07/15/23 ~	210,000	115,500
Amsted Industries, Inc.
4.625% due 05/15/30 ~	250,000	257,336
5.625% due 07/01/27 ~	150,000	156,150
Apex Tool Group LLC/BC Mountain Finance, Inc. 9.000% due 02/15/23 ~	100,000	94,616
Arcosa, Inc. 4.375% due 04/15/29 ~	175,000	177,665
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	350,000	360,864
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.250% due 09/01/28 ~	100,000	99,021
4.000% due 09/01/29 ~	350,000	347,317
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.125% due 08/15/26 ~	700,000	716,625
5.250% due 04/30/25 ~	600,000	620,121
5.250% due 08/15/27 ~	500,000	503,687
Artera Services LLC 9.033% due 12/04/25 ~	290,000	307,124
Atkore, Inc. 4.250% due 06/01/31 ~	150,000	153,965
ATS Automation Tooling Systems, Inc. (Canada) 4.125% due 12/15/28 ~	200,000	201,798
Ball Corp.
2.875% due 08/15/30	453,000	440,194
3.125% due 09/15/31	165,000	163,179
4.000% due 11/15/23	71,000	74,195
4.875% due 03/15/26	265,000	292,176
5.250% due 07/01/25	690,000	761,494
Berry Global, Inc.
4.500% due 02/15/26 ~	89,000	90,451
5.625% due 07/15/27 ~	152,000	159,184
Boise Cascade Co. 4.875% due 07/01/30 ~	300,000	316,941
Bombardier, Inc. (Canada)
6.000% due 02/15/28 ~	625,000	627,781
7.125% due 06/15/26 ~	366,000	380,166
7.500% due 12/01/24 ~	264,000	275,398
7.500% due 03/15/25 ~	700,000	713,989
7.875% due 04/15/27 ~	1,071,000	1,112,051
Brand Industrial Services, Inc. 8.500% due 07/15/25 ~	517,000	517,096
Brightstar Escrow Corp. 9.750% due 10/15/25 ~	120,000	128,825

	Principal Amount	Value
Brundage-Bone Concrete Pumping Holdings, Inc. 6.000% due 02/01/26 ~	$125,000	$130,137
Builders FirstSource, Inc.
4.250% due 02/01/32 ~	600,000	622,206
5.000% due 03/01/30 ~	50,000	53,716
6.750% due 06/01/27 ~	142,000	149,963
BWX Technologies, Inc.
4.125% due 06/30/28 ~	300,000	304,930
4.125% due 04/15/29 ~	200,000	202,787
Cargo Aircraft Management, Inc. 4.750% due 02/01/28 ~	290,000	295,623
Cascades, Inc./Cascades USA, Inc. (Canada)
5.125% due 01/15/26 ~	250,000	260,738
5.375% due 01/15/28 ~	83,000	85,292
Clean Harbors, Inc.
4.875% due 07/15/27 ~	60,000	61,860
5.125% due 07/15/29 ~	100,000	106,253
Cleaver-Brooks, Inc. 7.875% due 03/01/23 ~	292,000	286,312
Colfax Corp. 6.375% due 02/15/26 ~	112,000	115,895
Cornerstone Building Brands, Inc. 6.125% due 01/15/29 ~	105,000	112,375
Covanta Holding Corp.
5.000% due 09/01/30	200,000	204,435
6.000% due 01/01/27	225,000	232,580
Covert Mergeco, Inc. 4.875% due 12/01/29 ~	100,000	101,652
CP Atlas Buyer, Inc. 7.000% due 12/01/28 ~	375,000	373,652
Crown Americas LLC/Crown Americas Capital Corp. V 4.250% due 09/30/26	190,000	203,048
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750% due 02/01/26	505,000	518,289
Danaos Corp. (Greece) 8.500% due 03/01/28 ~	300,000	328,926
Dycom Industries, Inc. 4.500% due 04/15/29 ~	165,000	168,369
Energizer Holdings, Inc.
4.375% due 03/31/29 ~	94,000	91,882
4.750% due 06/15/28 ~	400,000	409,112
EnerSys 4.375% due 12/15/27 ~	150,000	155,840
EnPro Industries, Inc. 5.750% due 10/15/26	100,000	104,600
F-Brasile SpA/F-Brasile US LLC (Italy) 7.375% due 08/15/26 ~	200,000	199,208
First Student Bidco, Inc./First Transit Parent, Inc. 4.000% due 07/31/29 ~	200,000	194,703
Flex Acquisition Co., Inc.
6.875% due 01/15/25 ~	45,000	45,131
7.875% due 07/15/26 ~	310,000	322,188
Fluor Corp. 3.500% due 12/15/24	155,000	162,314
Forterra Finance LLC/FRTA Finance Corp. 6.500% due 07/15/25 ~	185,000	196,528
Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/28 ~	219,000	223,614
6.500% due 10/01/25 ~	170,000	175,908
9.750% due 08/01/27 ~	200,000	224,200
FXI Holdings, Inc.
7.875% due 11/01/24 ~	521,000	531,389
12.250% due 11/15/26 ~	197,000	221,881

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Gates Global LLC/Gates Corp. 6.250% due 01/15/26 ~	$175,000	$180,879
GFL Environmental, Inc. (Canada)
3.500% due 09/01/28 ~	135,000	133,194
3.750% due 08/01/25 ~	606,000	612,811
4.000% due 08/01/28 ~	125,000	122,712
4.250% due 06/01/25 ~	65,000	66,950
4.375% due 08/15/29 ~	555,000	550,638
4.750% due 06/15/29 ~	55,000	55,565
5.125% due 12/15/26 ~	346,000	360,264
Global Infrastructure Solutions, Inc. 5.625% due 06/01/29 ~	115,000	118,045
GrafTech Finance, Inc. 4.625% due 12/15/28 ~	95,000	96,595
Graham Packaging Co., Inc. 7.125% due 08/15/28 ~	185,000	191,753
Graphic Packaging International LLC
3.500% due 03/15/28 ~	150,000	149,840
3.750% due 02/01/30 ~	125,000	126,517
4.125% due 08/15/24	100,000	105,106
4.750% due 07/15/27 ~	200,000	216,680
Great Lakes Dredge & Dock Corp. 5.250% due 06/01/29 ~	250,000	257,876
Greif, Inc. 6.500% due 03/01/27 ~	90,000	93,473
Griffon Corp. 5.750% due 03/01/28	125,000	130,076
Harsco Corp. 5.750% due 07/31/27 ~	110,000	112,173
Hexcel Corp. 4.200% due 02/15/27	60,000	64,469
Hillenbrand, Inc.
3.750% due 03/01/31	125,000	125,492
5.750% due 06/15/25	165,000	172,590
Howmet Aerospace, Inc.
3.000% due 01/15/29	250,000	250,695
5.125% due 10/01/24	425,000	458,490
5.950% due 02/01/37	397,000	470,032
6.750% due 01/15/28	257,000	305,205
6.875% due 05/01/25	12,000	13,811
Husky III Holding Ltd. (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	200,000	210,232
IEA Energy Services LLC 6.625% due 08/15/29 ~	100,000	98,916
II-VI, Inc. 5.000% due 12/15/29 ~	110,000	112,563
Imola Merger Corp. 4.750% due 05/15/29 ~	530,000	544,768
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada) 6.000% due 09/15/28 ~	260,000	267,800
Intertape Polymer Group, Inc. (Canada) 4.375% due 06/15/29 ~	40,000	40,061
JELD-WEN, Inc.
4.625% due 12/15/25 ~	100,000	100,857
4.875% due 12/15/27 ~	100,000	102,766
Koppers, Inc. 6.000% due 02/15/25 ~	150,000	152,780
Kratos Defense & Security Solutions, Inc. 6.500% due 11/30/25 ~	50,000	51,487
LABL, Inc.
5.875% due 11/01/28 ~	40,000	41,300
6.750% due 07/15/26 ~	185,000	190,853
8.250% due 11/01/29 ~	250,000	251,856
10.500% due 07/15/27 ~	275,000	288,681
Leonardo US Holdings, Inc. (Italy) 6.250% due 01/15/40 ~	150,000	177,000

	Principal Amount	Value
Louisiana-Pacific Corp. 3.625% due 03/15/29 ~	$300,000	$306,409
LSB Industries, Inc. 6.250% due 10/15/28 ~	233,000	242,651
Madison IAQ LLC
4.125% due 06/30/28 ~	610,000	612,425
5.875% due 06/30/29 ~	105,000	105,161
Manitowoc Co., Inc. 9.000% due 04/01/26 ~	125,000	131,710
Masonite International Corp.
3.500% due 02/15/30 ~	100,000	99,019
5.375% due 02/01/28 ~	134,000	140,722
MasTec, Inc. 4.500% due 08/15/28 ~	200,000	208,037
Mauser Packaging Solutions Holding Co.
5.500% due 04/15/24 ~	435,000	439,554
7.250% due 04/15/25 ~	405,000	406,478
Maxar Space Robotics LLC 9.750% due 12/31/23 ~	258,000	278,257
Moog, Inc. 4.250% due 12/15/27 ~	115,000	116,047
Mueller Water Products, Inc. 4.000% due 06/15/29 ~	50,000	50,572
New Enterprise Stone & Lime Co., Inc.
5.250% due 07/15/28 ~	120,000	121,861
9.750% due 07/15/28 ~	525,000	562,493
OI European Group BV (Netherlands) 4.750% due 02/15/30 ~	125,000	126,876
OT Merger Corp. 7.875% due 10/15/29 ~	200,000	197,031
Owens-Brockway Glass Container, Inc.
5.375% due 01/15/25 ~	48,000	49,610
5.875% due 08/15/23 ~	160,000	167,762
6.375% due 08/15/25 ~	300,000	323,566
6.625% due 05/13/27 ~	150,000	158,400
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.375% due 10/15/28 ~	100,000	99,402
Pactiv LLC
7.950% due 12/15/25	100,000	110,891
8.375% due 04/15/27	100,000	111,467
Patrick Industries, Inc.
4.750% due 05/01/29 ~	494,000	492,278
7.500% due 10/15/27 ~	100,000	106,815
PGT Innovations, Inc. 4.375% due 10/01/29 ~	50,000	50,336
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 4.000% due 10/15/27 ~	200,000	194,764
Roller Bearing Co. of America, Inc. 4.375% due 10/15/29 ~	50,000	51,063
Rolls-Royce PLC (United Kingdom) 5.750% due 10/15/27 ~	800,000	885,520
Sealed Air Corp. 4.000% due 12/01/27 ~	250,000	260,891
5.125% due 12/01/24 ~	50,000	53,608
5.250% due 04/01/23 ~	100,000	103,729
5.500% due 09/15/25 ~	290,000	321,102
6.875% due 07/15/33 ~	54,000	68,648
Seaspan Corp. (Hong Kong) 5.500% due 08/01/29 ~	121,000	122,380
Sensata Technologies BV
4.000% due 04/15/29 ~	400,000	409,192
4.875% due 10/15/23 ~	150,000	157,684
5.000% due 10/01/25 ~	250,000	271,512
5.625% due 11/01/24 ~	200,000	220,384
Sensata Technologies, Inc.
3.750% due 02/15/31 ~	210,000	209,556
4.375% due 02/15/30 ~	150,000	157,715

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Silgan Holdings, Inc.
4.125% due 02/01/28	$140,000	$143,193
4.750% due 03/15/25	100,000	100,731
Spirit AeroSystems, Inc.
3.850% due 06/15/26	350,000	358,244
4.600% due 06/15/28	55,000	55,221
5.500% due 01/15/25 ~	175,000	181,520
7.500% due 04/15/25 ~	375,000	393,744
SRM Escrow Issuer LLC 6.000% due 11/01/28 ~	245,000	261,918
Standard Industries, Inc.
3.375% due 01/15/31 ~	466,000	449,690
4.375% due 07/15/30 ~	355,000	362,909
4.750% due 01/15/28 ~	374,000	386,834
5.000% due 02/15/27 ~	165,000	170,055
Stericycle, Inc.
3.875% due 01/15/29 ~	130,000	128,242
5.375% due 07/15/24 ~	201,000	205,228
Stevens Holding Co., Inc. 6.125% due 10/01/26 ~	100,000	106,725
Summit Materials LLC/Summit Materials Finance Corp.
5.250% due 01/15/29 ~	165,000	173,062
6.500% due 03/15/27 ~	175,000	181,837
Terex Corp. 5.000% due 05/15/29 ~	175,000	180,079
Tervita Corp. (Canada) 11.000% due 12/01/25 ~	210,000	242,279
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada) 7.750% due 04/15/26 ~	130,000	132,085
TK Elevator Holdco GmbH (Germany) 7.625% due 07/15/28 ~	200,000	214,533
TopBuild Corp.
3.625% due 03/15/29 ~	350,000	353,127
4.125% due 02/15/32 ~	35,000	35,969
TransDigm UK Holdings PLC 6.875% due 05/15/26	235,000	245,832
TransDigm, Inc.
4.625% due 01/15/29	488,000	487,263
4.875% due 05/01/29	188,000	189,091
5.500% due 11/15/27	705,000	727,401
6.250% due 03/15/26 ~	2,140,000	2,226,970
6.375% due 06/15/26	151,000	155,341
8.000% due 12/15/25 ~	140,000	147,873
TriMas Corp. 4.125% due 04/15/29 ~	100,000	100,398
Trinity Industries, Inc. 4.550% due 10/01/24	175,000	184,652
Triumph Group, Inc.
6.250% due 09/15/24 ~	584,000	588,289
7.750% due 08/15/25	100,000	99,354
8.875% due 06/01/24 ~	89,000	97,165
Trivium Packaging Finance BV (Netherlands)
5.500% due 08/15/26 ~	300,000	312,327
8.500% due 08/15/27 ~	200,000	211,700
TTM Technologies, Inc. 4.000% due 03/01/29 ~	390,000	388,153
Tutor Perini Corp. 6.875% due 05/01/25 ~	150,000	151,323
Vertical US Newco., Inc. (Germany) 5.250% due 07/15/27 ~	490,000	515,740
Vertiv Group Corp. 4.125% due 11/15/28 ~	125,000	126,464
Victors Merger Corp. 6.375% due 05/15/29 ~	73,000	68,723
Waste Pro USA, Inc. 5.500% due 02/15/26 ~	240,000	239,050

	Principal Amount	Value
Watco Cos LLC/Watco Finance Corp. 6.500% due 06/15/27 ~	$200,000	$208,200
Weekley Homes LLC/Weekley Finance Corp. 4.875% due 09/15/28 ~	165,000	170,199
Welbilt, Inc. 9.500% due 02/15/24	100,000	101,123
WESCO Distribution, Inc.
7.125% due 06/15/25 ~	620,000	657,990
7.250% due 06/15/28 ~	390,000	428,197
Western Global Airlines LLC 10.375% due 08/15/25 ~	275,000	306,234
XPO Logistics, Inc. 6.250% due 05/01/25 ~	235,000	246,166

		50,414,546

Technology - 3.5%
ACI Worldwide, Inc. 5.750% due 08/15/26 ~	115,000	120,004
Ahead DB Holdings LLC 6.625% due 05/01/28 ~	33,000	32,799
Amkor Technology, Inc. 6.625% due 09/15/27 ~	150,000	158,688
Austin BidCo, Inc. 7.125% due 12/15/28 ~	235,000	242,971
Black Knight InfoServ LLC 3.625% due 09/01/28 ~	164,000	164,038
Booz Allen Hamilton, Inc.
3.875% due 09/01/28 ~	99,000	100,875
4.000% due 07/01/29 ~	165,000	170,663
Boxer Parent Co., Inc. 7.125% due 10/02/25 ~	453,000	475,580
Camelot Finance SA 4.500% due 11/01/26 ~	384,000	397,851
CDK Global, Inc.
4.875% due 06/01/27	570,000	590,591
5.000% due 10/15/24	50,000	54,578
5.250% due 05/15/29 ~	46,000	48,827
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750% due 03/01/25 ~	370,000	373,622
Clarivate Science Holdings Corp.
3.875% due 07/01/28 ~	300,000	302,105
4.875% due 07/01/29 ~	300,000	304,762
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.000% due 11/01/29 ~	100,000	98,709
Consensus Cloud Solutions, Inc.
6.000% due 10/15/26 ~	250,000	260,299
6.500% due 10/15/28 ~	90,000	94,178
Crowdstrike Holdings, Inc. 3.000% due 02/15/29	115,000	113,741
Diebold Nixdorf, Inc.
8.500% due 04/15/24	100,000	100,104
9.375% due 07/15/25 ~	230,000	247,902
Dun & Bradstreet Corp.
5.000% due 12/15/29 ~	300,000	307,422
6.875% due 08/15/26 ~	87,000	90,574
Elastic NV 4.125% due 07/15/29 ~	165,000	163,517
Entegris, Inc. 3.625% due 05/01/29 ~	250,000	250,984
Exela Intermediate LLC/Exela Finance, Inc. 11.500% due 07/15/26 ~	146,000	103,715
Fair Isaac Corp.
4.000% due 06/15/28 ~	520,000	535,423
5.250% due 05/15/26 ~	100,000	110,017
MicroStrategy, Inc. 6.125% due 06/15/28 ~	140,000	140,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
MSCI, Inc.
3.250% due 08/15/33 ~	$245,000	$248,137
3.625% due 09/01/30 ~	325,000	332,813
3.625% due 11/01/31 ~	75,000	77,920
3.875% due 02/15/31 ~	100,000	104,280
4.000% due 11/15/29 ~	313,000	327,605
NCR Corp.
5.000% due 10/01/28 ~	175,000	180,516
5.125% due 04/15/29 ~	396,000	410,656
5.250% due 10/01/30 ~	420,000	432,178
5.750% due 09/01/27 ~	80,000	83,680
6.125% due 09/01/29 ~	80,000	85,825
Nuance Communications, Inc. 5.625% due 12/15/26	180,000	185,912
ON Semiconductor Corp. 3.875% due 09/01/28 ~	205,000	210,419
Open Text Corp. (Canada)
3.875% due 02/15/28 ~	130,000	132,703
3.875% due 12/01/29 ~	417,000	422,905
Open Text Holdings, Inc. (Canada)
4.125% due 02/15/30 ~	430,000	443,562
4.125% due 12/01/31 ~	138,000	139,595
Pitney Bowes, Inc.
6.875% due 03/15/27 ~	200,000	207,900
7.250% due 03/15/29 ~	200,000	205,781
Playtika Holding Corp. 4.250% due 03/15/29 ~	90,000	88,336
Presidio Holdings, Inc. 4.875% due 02/01/27 ~	315,000	324,784
PTC, Inc. 3.625% due 02/15/25 ~	77,000	78,140
4.000% due 02/15/28 ~	363,000	369,939
Rackspace Technology Global, Inc.
3.500% due 02/15/28 ~	155,000	147,790
5.375% due 12/01/28 ~	233,000	227,511
ROBLOX Corp. 3.875% due 05/01/30 ~	435,000	441,964
Rocket Software, Inc. 6.500% due 02/15/29 ~	200,000	195,401
Science Applications International Corp. 4.875% due 04/01/28 ~	160,000	164,243
Seagate HDD Cayman (Cayman)
3.125% due 07/15/29	65,000	63,649
3.375% due 07/15/31	65,000	63,526
4.091% due 06/01/29	500,000	518,410
4.750% due 06/01/23	300,000	313,881
4.750% due 01/01/25	25,000	26,777
4.875% due 03/01/24	300,000	318,435
5.750% due 12/01/34	400,000	461,568
SS&C Technologies, Inc. 5.500% due 09/30/27 ~	568,000	594,244
Synaptics, Inc. 4.000% due 06/15/29 ~	200,000	203,287
Twilio, Inc.
3.625% due 03/15/29	110,000	111,143
3.875% due 03/15/31	85,000	85,946
Unisys Corp. 6.875% due 11/01/27 ~	187,000	202,708
Vericast Merger Sub, Inc. 11.000% due 09/15/26 ~	347,450	368,731
Veritas US, Inc./Veritas Bermuda Ltd. 7.500% due 09/01/25 ~	558,000	578,258
Western Digital Corp. 4.750% due 02/15/26	650,000	711,591
Xerox Corp.
4.375% due 03/15/23	590,000	610,207
6.750% due 12/15/39	150,000	167,285
Xerox Holdings Corp.
5.000% due 08/15/25 ~	307,000	325,742
5.500% due 08/15/28 ~	285,000	300,812

	Principal Amount	Value
Ziff Davis, Inc. 4.625% due 10/15/30 ~	$215,000	$220,879
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875% due 02/01/29 ~	300,000	297,863

		18,970,470

Utilities - 2.5%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.500% due 05/20/25	65,000	69,696
5.625% due 05/20/24	165,000	178,558
5.750% due 05/20/27	100,000	110,725
5.875% due 08/20/26	484,000	541,843
Calpine Corp.
3.750% due 03/01/31 ~	265,000	255,812
4.500% due 02/15/28 ~	507,000	526,890
4.625% due 02/01/29 ~	200,000	197,553
5.000% due 02/01/31 ~	185,000	185,286
5.125% due 03/15/28 ~	339,000	344,688
5.250% due 06/01/26 ~	83,000	85,259
Clearway Energy Operating LLC
3.750% due 02/15/31 ~	300,000	299,712
3.750% due 01/15/32 ~	175,000	173,939
4.750% due 03/15/28 ~	174,000	183,173
DPL, Inc.
4.125% due 07/01/25	150,000	156,967
4.350% due 04/15/29	150,000	159,590
Drax Finco PLC (United Kingdom) 6.625% due 11/01/25 ~	250,000	258,421
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA (Spain) 5.375% due 12/30/30 ~	200,000	182,788
FirstEnergy Corp.
1.600% due 01/15/26	100,000	96,750
2.050% due 03/01/25	100,000	99,250
2.250% due 09/01/30	150,000	144,619
2.650% due 03/01/30	150,000	148,500
4.400% due 07/15/27	450,000	485,032
4.750% due 03/15/23	250,000	260,312
5.350% due 07/15/47	1,000,000	1,191,609
7.375% due 11/15/31	450,000	608,355
FirstEnergy Transmission LLC 4.350% due 01/15/25 ~	200,000	212,782
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	250,000	248,506
Leeward Renewable Energy Operations LLC 4.250% due 07/01/29 ~	120,000	121,378
NextEra Energy Operating Partners LP
3.875% due 10/15/26 ~	300,000	318,501
4.250% due 07/15/24 ~	85,000	88,399
4.500% due 09/15/27 ~	158,000	170,798
NRG Energy, Inc.
3.375% due 02/15/29 ~	90,000	88,320
3.625% due 02/15/31 ~	115,000	112,322
3.875% due 02/15/32 ~	639,000	627,233
5.250% due 06/15/29 ~	81,000	86,897
5.750% due 01/15/28	197,000	208,548
6.625% due 01/15/27	82,000	85,346
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.500% due 08/15/28 ~	185,000	192,226
PG&E Corp.
5.000% due 07/01/28	115,000	121,162
5.250% due 07/01/30	471,000	494,783
Pike Corp. 5.500% due 09/01/28 ~	125,000	125,462
Rockpoint Gas Storage Canada Ltd. (Canada) 7.000% due 03/31/23 ~	150,000	150,515

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Principal Amount	Value
Solaris Midstream Holdings LLC 7.625% due 04/01/26 ~	$250,000	$263,385
Talen Energy Supply LLC
6.500% due 06/01/25	428,000	170,755
6.625% due 01/15/28 ~	150,000	131,837
7.250% due 05/15/27 ~	79,000	69,994
7.625% due 06/01/28 ~	200,000	178,303
10.500% due 01/15/26 ~	100,000	43,104
Terraform Global Operating LLC 6.125% due 03/01/26 ~	100,000	102,265
TransAlta Corp. (Canada) 6.500% due 03/15/40	100,000	116,102
Vistra Operations Co. LLC
4.375% due 05/01/29 ~	533,000	534,943
5.000% due 07/31/27 ~	574,000	596,420
5.500% due 09/01/26 ~	150,000	155,098
5.625% due 02/15/27 ~	750,000	773,449

		13,534,160

Total Corporate Bonds & Notes (Cost $509,236,364)		530,332,274

	Shares
SHORT-TERM INVESTMENT - 1.2%
Money Market Funds - 1.2%
BlackRock Liquidity Funds T-Fund Institutional 0.000%	6,170,008	6,170,008

Total Short-Term Investment (Cost $6,170,008)		6,170,008

TOTAL INVESTMENTS - 98.6% (Cost $515,596,338)		536,665,268

OTHER ASSETS & LIABILITIES, NET - 1.4%		7,835,510

NET ASSETS - 100.0%		$544,500,778

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	20.3%
Consumer, Non-Cyclical	17.2%
Communications	16.6%
Energy	12.8%
Financial	10.1%
Industrial	9.2%
Basic Materials	5.1%
Technology	3.5%
Others (each less than 3.0%)	3.8%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)

Investments with a total aggregate value of $830 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	An investment with a value of $830 or less than 0.1% of the Fund’s net assets was in default as of December 31, 2021.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$162,986	$2,586	$160,400	$-
	Corporate Bonds & Notes	530,332,274	-	530,332,274	-
	Short-Term Investment	6,170,008	6,170,008	-	-

	Total	$536,665,268	$6,172,594	$530,492,674	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 98.9%
Basic Materials - 0.9%
Axalta Coating Systems Ltd. *	1,209	$40,042
Celanese Corp.	1,198	201,336
Chemours Co.	2,773	93,062
Diversey Holdings Ltd. *	1,362	18,128
Dow, Inc.	1,763	99,997
Ecolab, Inc.	6,882	1,614,448
FMC Corp.	1,067	117,253
Freeport-McMoRan, Inc.	13,421	560,058
LyondellBasell Industries NV Class A	1,058	97,579
Olin Corp.	447	25,711
PPG Industries, Inc.	3,127	539,220
RPM International, Inc.	2,215	223,715
Sherwin-Williams Co.	7,528	2,651,061
Southern Copper Corp. (Peru)	2,512	155,016
Steel Dynamics, Inc.	874	54,249
Westlake Chemical Corp.	220	21,369

		6,512,244

Communications - 19.7%
Alphabet, Inc. Class A *	8,111	23,497,891
Alphabet, Inc. Class C *	7,567	21,895,796
Altice USA, Inc. Class A *	4,896	79,217
Amazon.com, Inc. *	13,594	45,327,018
Anaplan, Inc. *	4,410	202,199
Arista Networks, Inc. *	6,642	954,787
Booking Holdings, Inc. *	1,287	3,087,809
Cable One, Inc.	93	164,001
CDW Corp.	4,275	875,434
Charter Communications, Inc. Class A *	3,705	2,415,549
CommScope Holding Co., Inc. *	6,566	72,489
Corning, Inc.	7,857	292,516
DoorDash, Inc. Class A *	4,086	608,405
eBay, Inc.	19,592	1,302,868
Etsy, Inc. *	3,961	867,221
Expedia Group, Inc. *	4,509	814,866
FactSet Research Systems, Inc.	995	483,580
Figs, Inc. Class A *	530	14,607
GoDaddy, Inc. Class A *	560	47,522
Lyft, Inc. Class A *	9,176	392,090
Mandiant, Inc. *	1,829	32,081
Match Group, Inc. *	8,846	1,169,883
Meta Platforms, Inc. Class A *	74,025	24,898,309
Netflix, Inc. *	13,526	8,148,603
Nexstar Media Group, Inc. Class A	92	13,890
NortonLifeLock, Inc.	4,766	123,821
Okta, Inc. *	3,974	890,852
Opendoor Technologies, Inc. *	3,886	56,774
Palo Alto Networks, Inc. *	2,990	1,664,712
Pinterest, Inc. Class A *	17,990	653,937
Roku, Inc. *	3,653	833,615
Spotify Technology SA *	4,220	987,607
Switch, Inc. Class A	4,116	117,882
Trade Desk, Inc. Class A *	13,687	1,254,277
TripAdvisor, Inc. *	1,973	53,784
Twitter, Inc. *	2,681	115,873
Uber Technologies, Inc. *	43,367	1,818,378
Ubiquiti, Inc.	230	70,541
Vimeo, Inc. *	4,109	73,798
Walt Disney Co. *	2,916	451,659
Wayfair, Inc. Class A *	1,393	264,628
Wix.com Ltd. * (Israel)	1,644	259,407
World Wrestling Entertainment, Inc. Class A	1,102	54,373
Zendesk, Inc. *	3,726	388,585
Zillow Group, Inc. Class A *	1,943	120,893
Zillow Group, Inc. Class C *	5,365	342,555

		148,256,582

	Shares	Value
Consumer, Cyclical - 12.7%
Allison Transmission Holdings, Inc.	2,384	$86,658
Aptiv PLC *	1,623	267,714
AutoZone, Inc. *	140	293,495
Bath & Body Works, Inc.	4,452	310,705
Best Buy Co., Inc.	1,668	169,469
Boyd Gaming Corp. *	572	37,506
Brunswick Corp.	326	32,838
Burlington Stores, Inc. *	1,971	574,566
Caesars Entertainment, Inc. *	3,800	355,414
CarMax, Inc. *	405	52,743
Carvana Co. *	2,457	569,508
Chipotle Mexican Grill, Inc. *	880	1,538,460
Choice Hotels International, Inc.	987	153,962
Churchill Downs, Inc.	1,210	291,489
Columbia Sportswear Co.	221	21,534
Copart, Inc. *	6,558	994,324
Core & Main, Inc. Class A *	793	24,060
Costco Wholesale Corp.	12,941	7,346,606
Darden Restaurants, Inc.	2,745	413,507
Deckers Outdoor Corp. *	124	45,422
Delta Air Lines, Inc. *	19,778	772,924
Dollar General Corp.	3,158	744,751
Domino’s Pizza, Inc.	757	427,198
DR Horton, Inc.	4,290	465,250
DraftKings, Inc. Class A *	9,574	262,998
Fastenal Co.	15,886	1,017,657
Five Below, Inc. *	1,794	371,161
Floor & Decor Holdings, Inc. Class A *	3,162	411,092
Freshpet, Inc. *	1,335	127,185
GameStop Corp. Class A *	2,053	304,645
Hanesbrands, Inc.	6,789	113,512
Hilton Worldwide Holdings, Inc. *	5,692	887,895
Home Depot, Inc.	33,305	13,821,908
IAA, Inc. *	3,960	200,455
Las Vegas Sands Corp. *	10,270	386,563
Leslie’s, Inc. *	4,167	98,591
Lithia Motors, Inc.	86	25,538
Live Nation Entertainment, Inc. *	1,682	201,319
Lowe’s Cos., Inc.	21,701	5,609,274
Lululemon Athletica, Inc. *	3,578	1,400,608
Madison Square Garden Co. *	237	41,174
Marriott International, Inc. Class A *	8,535	1,410,323
Mattel, Inc. *	11,484	247,595
McDonald’s Corp.	4,175	1,119,192
NIKE, Inc. Class B	38,774	6,462,463
Nordstrom, Inc. *	3,048	68,946
NVR, Inc. *	63	372,259
O’Reilly Automotive, Inc. *	619	437,156
Olaplex Holdings, Inc. *	828	24,120
Peloton Interactive, Inc. Class A *	8,424	301,242
Penn National Gaming, Inc. *	314	16,281
Planet Fitness, Inc. Class A *	1,623	147,011
Polaris, Inc.	1,105	121,451
Pool Corp.	1,220	690,520
PulteGroup, Inc.	2,091	119,522
QuantumScape Corp. *	5,614	124,575
RH *	568	304,414
Rivian Automotive, Inc. Class A *	1,111	115,200
Ross Stores, Inc.	10,888	1,244,281
Scotts Miracle-Gro Co.	1,252	201,572
SiteOne Landscape Supply, Inc. *	658	159,420
Six Flags Entertainment Corp. *	966	41,132
Skechers USA, Inc. Class A *	472	20,485
Starbucks Corp.	36,812	4,305,900
Tapestry, Inc.	913	37,068
Target Corp.	6,842	1,583,512
Tempur Sealy International, Inc.	5,446	256,125
Tesla, Inc. *	25,330	26,768,237
Thor Industries, Inc.	709	73,573

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
TJX Cos., Inc.	37,568	$2,852,163
Toll Brothers, Inc.	1,489	107,789
Tractor Supply Co.	3,570	851,802
Travel & Leisure Co.	1,844	101,918
TuSimple Holdings, Inc. Class A *	662	23,733
Ulta Beauty, Inc. *	1,697	699,741
Vail Resorts, Inc.	1,234	404,629
VF Corp.	6,509	476,589
Victoria’s Secret, Inc. *	1,049	58,261
Virgin Galactic Holdings, Inc. *	5,259	70,365
Vroom, Inc. *	941	10,153
Wendy’s Co.	5,856	139,666
Williams-Sonoma, Inc.	1,741	294,455
WW Grainger, Inc.	1,166	604,268
Wyndham Hotels & Resorts, Inc.	1,893	169,707
Wynn Resorts Ltd. *	3,224	274,169
YETI Holdings, Inc. *	2,822	233,746
Yum China Holdings, Inc. (China)	1,281	63,845
Yum! Brands, Inc.	729	101,229

		95,583,481

Consumer, Non-Cyclical - 14.3%
10X Genomics, Inc. Class A *	2,598	386,998
Abbott Laboratories	27,108	3,815,180
AbbVie, Inc.	55,310	7,488,974
ABIOMED, Inc. *	1,347	483,802
Adaptive Biotechnologies Corp. *	3,100	86,986
agilon health, Inc. *	4,897	132,219
Align Technology, Inc. *	2,467	1,621,263
Alnylam Pharmaceuticals, Inc. *	3,787	642,200
Altria Group, Inc.	32,327	1,531,977
Amedisys, Inc. *	793	128,371
Amgen, Inc.	14,578	3,279,613
Automatic Data Processing, Inc.	12,191	3,006,057
Avantor, Inc. *	19,027	801,798
Avery Dennison Corp.	1,341	290,420
Beyond Meat, Inc. *	1,644	107,123
Bio-Techne Corp.	1,229	635,811
Block, Inc. *	12,431	2,007,731
Booz Allen Hamilton Holding Corp.	4,149	351,794
Boston Beer Co., Inc. Class A *	290	146,479
Bright Horizons Family Solutions, Inc. *	1,550	195,114
Brown-Forman Corp. Class A	722	48,944
Brown-Forman Corp. Class B	2,670	194,536
Bruker Corp.	3,075	258,023
Cardinal Health, Inc.	5,155	265,431
Catalent, Inc. *	1,249	159,910
Certara, Inc. *	2,297	65,281
Charles River Laboratories International, Inc. *	1,464	551,606
Chegg, Inc. *	3,399	104,349
Chemed Corp.	135	71,420
Church & Dwight Co., Inc.	426	43,665
Cintas Corp.	2,568	1,138,061
Clorox Co.	3,048	531,449
Coca-Cola Co.	85,702	5,074,416
Colgate-Palmolive Co.	13,893	1,185,629
CoStar Group, Inc. *	9,430	745,253
CureVac NV * (Germany)	1,738	59,631
Danaher Corp.	1,079	355,002
Darling Ingredients, Inc. *	290	20,094
DaVita, Inc. *	1,402	159,492
DexCom, Inc. *	3,025	1,624,274
Edwards Lifesciences Corp. *	19,399	2,513,141
Eli Lilly & Co.	20,941	5,784,323
Encompass Health Corp.	1,830	119,426
Equifax, Inc.	1,436	420,447
Estee Lauder Cos., Inc. Class A	7,186	2,660,257
Euronet Worldwide, Inc. *	1,173	139,786
Exact Sciences Corp. *	4,947	385,025
Exelixis, Inc. *	8,669	158,469

	Shares	Value
FleetCor Technologies, Inc. *	510	$114,158
Gartner, Inc. *	2,463	823,430
Guardant Health, Inc. *	2,769	276,955
GXO Logistics, Inc. *	2,585	234,796
H&R Block, Inc.	4,207	99,117
HCA Healthcare, Inc.	7,664	1,969,035
Herbalife Nutrition Ltd. *	470	19,237
Hershey Co.	3,870	748,729
Horizon Therapeutics PLC *	1,336	143,967
IDEXX Laboratories, Inc. *	2,655	1,748,211
Illumina, Inc. *	4,580	1,742,415
Incyte Corp. *	4,877	357,972
Insulet Corp. *	2,040	542,783
Intuitive Surgical, Inc. *	11,058	3,973,139
Ionis Pharmaceuticals, Inc. *	4,226	128,597
Iovance Biotherapeutics, Inc. *	1,444	27,566
IQVIA Holdings, Inc. *	2,917	823,002
Kellogg Co.	3,642	234,618
Kimberly-Clark Corp.	5,238	748,615
Lamb Weston Holdings, Inc.	1,414	89,619
Legalzoom.com, Inc. *	625	10,044
Maravai LifeSciences Holdings, Inc. Class A *	3,798	159,136
MarketAxess Holdings, Inc.	1,135	466,792
Masimo Corp. *	1,186	347,237
McKesson Corp.	741	184,190
Mirati Therapeutics, Inc. *	1,071	157,105
Mister Car Wash, Inc. *	2,422	44,105
Moderna, Inc. *	10,544	2,677,965
Molina Healthcare, Inc. *	287	91,289
Monster Beverage Corp. *	10,779	1,035,215
Moody’s Corp.	4,829	1,886,111
Morningstar, Inc.	678	231,869
Natera, Inc. *	2,585	241,413
Neurocrine Biosciences, Inc. *	2,776	236,432
Novavax, Inc. *	2,324	332,495
Novocure Ltd. *	3,275	245,887
Oak Street Health, Inc. *	2,651	87,854
Paylocity Holding Corp. *	1,264	298,506
PayPal Holdings, Inc. *	36,784	6,936,727
Penumbra, Inc. *	1,076	309,156
PepsiCo, Inc.	35,882	6,233,062
Pilgrim’s Pride Corp. *	208	5,866
Regeneron Pharmaceuticals, Inc. *	318	200,823
Repligen Corp. *	1,623	429,835
ResMed, Inc.	4,063	1,058,330
Robert Half International, Inc.	2,941	327,980
Rollins, Inc.	6,960	238,102
Royalty Pharma PLC Class A	6,344	252,808
S&P Global, Inc.	5,352	2,525,769
Sabre Corp. *	10,382	89,181
Sarepta Therapeutics, Inc. *	2,714	244,396
Seagen, Inc. *	3,719	574,957
Shift4 Payments, Inc. Class A *	1,405	81,392
Sotera Health Co. *	3,178	74,842
STERIS PLC	359	87,384
StoneCo Ltd. Class A * (Brazil)	6,362	107,263
Stryker Corp.	4,674	1,249,921
Syneos Health, Inc. *	394	40,456
Sysco Corp.	16,000	1,256,800
Tandem Diabetes Care, Inc. *	1,768	266,119
Teleflex, Inc.	271	89,018
Thermo Fisher Scientific, Inc.	1,110	740,636
TransUnion	4,097	485,822
Ultragenyx Pharmaceutical, Inc. *	1,569	131,937
United Rentals, Inc. *	826	274,472
UnitedHealth Group, Inc.	2,021	1,014,825
Verisk Analytics, Inc.	3,107	710,664
Vertex Pharmaceuticals, Inc. *	3,176	697,450
Waters Corp. *	1,744	649,814
West Pharmaceutical Services, Inc.	2,295	1,076,378

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
WEX, Inc. *	981	$137,723
Zoetis, Inc.	14,037	3,425,449

		107,582,213

Energy - 0.5%
Cheniere Energy, Inc.	7,275	737,830
Continental Resources, Inc.	55	2,462
Coterra Energy, Inc.	4,170	79,230
Diamondback Energy, Inc.	2,799	301,872
Enphase Energy, Inc. *	4,106	751,152
EOG Resources, Inc.	2,018	179,259
Fluence Energy, Inc. *	711	25,283
Halliburton Co.	1,537	35,151
Hess Corp.	617	45,677
New Fortress Energy, Inc.	867	20,929
Occidental Petroleum Corp.	3,513	101,842
Pioneer Natural Resources Co.	3,010	547,459
Plug Power, Inc. *	15,855	447,587
Texas Pacific Land Corp.	174	217,303

		3,493,036

Financial - 6.0%
Alleghany Corp. *	45	30,042
American Express Co.	12,516	2,047,618
American Tower Corp. REIT	14,092	4,121,910
Ameriprise Financial, Inc.	1,958	590,650
Aon PLC Class A	4,029	1,210,956
Apollo Global Management, Inc. *	7,389	535,185
Arch Capital Group Ltd. *	2,543	113,036
Ares Management Corp. Class A	3,981	323,536
Blackstone, Inc.	21,378	2,766,099
Brown & Brown, Inc.	384	26,988
CBRE Group, Inc. Class A *	579	62,827
Citizens Financial Group, Inc.	2,461	116,282
Credit Acceptance Corp. *	2	1,375
Crown Castle International Corp. REIT	13,526	2,823,417
Discover Financial Services	5,072	586,120
Equinix, Inc. REIT	1,992	1,684,913
Equity LifeStyle Properties, Inc. REIT	2,741	240,276
Erie Indemnity Co. Class A	478	92,092
Everest Re Group Ltd.	294	80,533
Extra Space Storage, Inc. REIT	382	86,611
Goldman Sachs Group, Inc.	651	249,040
Iron Mountain, Inc. REIT	6,571	343,860
Lamar Advertising Co. Class A REIT	2,459	298,277
Lincoln National Corp.	756	51,605
LPL Financial Holdings, Inc.	2,455	393,021
Markel Corp. *	74	91,316
Marsh & McLennan Cos., Inc.	1,960	340,687
Mastercard, Inc. Class A	27,404	9,846,805
Public Storage REIT	3,614	1,353,660
Raymond James Financial, Inc.	301	30,220
RenaissanceRe Holdings Ltd. (Bermuda)	690	116,838
Rocket Cos., Inc. Class A	4,427	61,978
SBA Communications Corp. REIT	579	225,243
Simon Property Group, Inc. REIT	8,893	1,420,835
Sterling Bancorp	1,033	26,641
Synchrony Financial	3,101	143,855
Synovus Financial Corp.	570	27,286
T Rowe Price Group, Inc.	2,339	459,941
Upstart Holdings, Inc. *	1,442	218,175
UWM Holdings Corp.	3,214	19,027
Visa, Inc. Class A	53,014	11,488,664
Western Alliance Bancorp	1,528	164,489
Western Union Co.	2,435	43,440

		44,955,369

Industrial - 5.0%
3M Co.	2,648	470,364
Advanced Drainage Systems, Inc.	1,861	253,338
AGCO Corp.	196	22,740

	Shares	Value
Agilent Technologies, Inc.	8,508	$1,358,302
Allegion PLC	2,234	295,871
Amphenol Corp. Class A	13,027	1,139,341
Armstrong World Industries, Inc.	597	69,324
Axon Enterprise, Inc. *	2,043	320,751
AZEK Co., Inc. *	1,961	90,677
Ball Corp.	2,878	277,065
BWX Technologies, Inc.	1,928	92,313
Carlisle Cos., Inc.	551	136,714
Carrier Global Corp.	12,524	679,302
Caterpillar, Inc.	14,608	3,020,058
CH Robinson Worldwide, Inc.	683	73,511
Cognex Corp.	5,175	402,408
Coherent, Inc. *	740	197,240
Crown Holdings, Inc.	436	48,230
Deere & Co.	8,734	2,994,801
Donaldson Co., Inc.	498	29,511
Expeditors International of Washington, Inc.	3,846	516,479
FedEx Corp.	3,318	858,168
Fortune Brands Home & Security, Inc.	943	100,807
frontdoor, Inc. *	1,916	70,221
Generac Holdings, Inc. *	1,908	671,463
Graco, Inc.	3,396	273,786
Graphic Packaging Holding Co.	2,602	50,739
HEICO Corp.	472	68,072
HEICO Corp. Class A	829	106,543
Honeywell International, Inc.	4,713	982,708
Howmet Aerospace, Inc.	949	30,207
Illinois Tool Works, Inc.	8,859	2,186,401
Jabil, Inc.	3,756	264,235
JB Hunt Transport Services, Inc.	2,315	473,186
Keysight Technologies, Inc. *	2,543	525,155
Landstar System, Inc.	1,141	204,262
Lincoln Electric Holdings, Inc.	1,888	263,319
Lockheed Martin Corp.	6,797	2,415,722
Louisiana-Pacific Corp.	61	4,779
Mettler-Toledo International, Inc. *	704	1,194,836
Middleby Corp. *	542	106,644
MSA Safety, Inc.	408	61,592
Nordson Corp.	325	82,963
Northrop Grumman Corp.	372	143,990
Old Dominion Freight Line, Inc.	2,942	1,054,354
Parker-Hannifin Corp.	629	200,097
Regal Rexnord Corp.	453	77,092
Rockwell Automation, Inc.	2,173	758,051
Sealed Air Corp.	2,354	158,824
Spirit AeroSystems Holdings, Inc. Class A	1,000	43,090
TopBuild Corp. *	895	246,939
Toro Co.	3,119	311,619
Trane Technologies PLC	3,587	724,682
TransDigm Group, Inc. *	489	311,141
Trex Co., Inc. *	3,577	483,002
Union Pacific Corp.	12,725	3,205,809
United Parcel Service, Inc. Class B	22,620	4,848,371
Universal Display Corp.	1,262	208,268
Vertiv Holdings Co.	10,092	251,997
Vontier Corp.	2,993	91,975
Waste Management, Inc.	2,059	343,647
XPO Logistics, Inc. *	2,585	200,157
Xylem, Inc.	3,699	443,584

		37,590,837

Technology - 39.8%
Accenture PLC Class A	15,997	6,631,556
Adobe, Inc. *	14,953	8,479,248
Advanced Micro Devices, Inc. *	37,845	5,445,895
Allegro MicroSystems, Inc. * (Japan)	1,284	46,455
Alteryx, Inc. Class A *	2,048	123,904
Analog Devices, Inc.	6,710	1,179,417
ANSYS, Inc. *	1,127	452,062
Apple, Inc.	483,438	85,844,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Applied Materials, Inc.	28,210	$4,439,126
Aspen Technology, Inc. *	2,085	317,337
Atlassian Corp. PLC Class A *	4,362	1,663,187
Autodesk, Inc. *	6,913	1,943,866
Avalara, Inc. *	2,693	347,693
Azenta, Inc.	1,749	180,339
Bentley Systems, Inc. Class B	4,411	213,184
Bill.com Holdings, Inc. *	2,873	715,808
Broadcom, Inc.	12,500	8,317,625
Broadridge Financial Solutions, Inc.	3,309	604,951
C3.ai, Inc. Class A *	422	13,188
Cadence Design Systems, Inc. *	8,597	1,602,051
CDK Global, Inc.	612	25,545
Citrix Systems, Inc.	1,182	111,805
Cloudflare, Inc. Class A *	7,643	1,005,055
Coupa Software, Inc. *	2,379	376,001
Crowdstrike Holdings, Inc. Class A *	6,183	1,265,969
Datadog, Inc. Class A *	7,959	1,417,577
Dell Technologies, Inc. Class C *	4,153	233,274
DocuSign, Inc. *	6,125	932,899
DoubleVerify Holdings, Inc. *	1,618	53,847
Dropbox, Inc. Class A *	9,066	222,480
Duck Creek Technologies, Inc. *	449	13,519
Dynatrace, Inc. *	5,590	337,357
Elastic NV *	2,341	288,154
Entegris, Inc.	4,120	570,950
EPAM Systems, Inc. *	1,678	1,121,659
Everbridge, Inc. *	962	64,771
Fair Isaac Corp. *	811	351,706
Fiserv, Inc. *	1,332	138,248
Five9, Inc. *	2,144	294,414
Fortinet, Inc. *	4,201	1,509,839
Genpact Ltd.	300	15,924
GlobalFoundries, Inc. *	862	56,004
Globant SA *	1,246	391,356
HP, Inc.	12,522	471,704
HubSpot, Inc. *	1,428	941,266
Informatica, Inc. ‘A’ *	754	27,883
Intuit, Inc.	8,314	5,347,731
IPG Photonics Corp. *	45	7,746
Jack Henry & Associates, Inc.	631	105,371
Jamf Holding Corp. *	1,433	54,468
KLA Corp.	4,748	2,042,162
Lam Research Corp.	4,404	3,167,137
Manhattan Associates, Inc. *	957	148,804
McAfee Corp. Class A	2,509	64,707
Microchip Technology, Inc.	14,474	1,260,106
Micron Technology, Inc.	4,773	444,605
Microsoft Corp.	236,036	79,383,628
MKS Instruments, Inc.	1,524	265,435
MongoDB, Inc. *	1,986	1,051,289
Monolithic Power Systems, Inc.	1,393	687,209
MSCI, Inc.	1,783	1,092,426
nCino, Inc. *	1,794	98,419
NCR Corp. *	1,418	57,004
NetApp, Inc.	4,595	422,694
New Relic, Inc. *	1,690	185,832
Nuance Communications, Inc. *	3,149	174,203
Nutanix, Inc. Class A *	6,846	218,114
NVIDIA Corp.	74,928	22,037,074
NXP Semiconductors NV (China)	2,505	570,589
ON Semiconductor Corp. *	7,393	502,133
Oracle Corp.	48,171	4,200,993
Palantir Technologies, Inc. Class A *	52,690	959,485
Paychex, Inc.	8,812	1,202,838
Paycom Software, Inc. *	1,587	658,907
Paycor HCM, Inc. *	730	21,031
Pegasystems, Inc.	1,329	148,609
Playtika Holding Corp. *	3,322	57,437
Procore Technologies, Inc. *	1,341	107,240

	Shares	Value
PTC, Inc. *	3,186	$385,984
Pure Storage, Inc. Class A *	7,477	243,376
QUALCOMM, Inc.	35,304	6,456,042
RingCentral, Inc. Class A *	2,531	474,183
salesforce.com, Inc. *	5,658	1,437,868
ServiceNow, Inc. *	6,154	3,994,623
Skillz, Inc. *	9,634	71,677
Skyworks Solutions, Inc.	2,427	376,525
Smartsheet, Inc. Class A *	3,946	305,618
Snowflake, Inc. Class A *	5,856	1,983,720
Splunk, Inc. *	4,909	568,069
Synopsys, Inc. *	3,012	1,109,922
Take-Two Interactive Software, Inc. *	744	132,224
Teradata Corp. *	2,621	111,314
Teradyne, Inc.	5,068	828,770
Texas Instruments, Inc.	17,868	3,367,582
Thoughtworks Holding, Inc. *	776	20,805
Twilio, Inc. Class A *	1,405	369,993
Tyler Technologies, Inc. *	1,095	589,055
Unity Software, Inc. *	4,807	687,353
Veeva Systems, Inc. Class A *	4,297	1,097,798
VMware, Inc. Class A	2,586	299,666
Workday, Inc. Class A *	5,974	1,631,977
Xilinx, Inc.	7,716	1,636,023
Zebra Technologies Corp. Class A *	1,665	991,008
Zoom Video Communications, Inc. Class A *	6,821	1,254,450
Zscaler, Inc. *	2,476	795,613
Zynga, Inc. Class A *	15,556	99,558

		298,866,406

Utilities - 0.0%
Brookfield Renewable Corp. Class A	1,049	38,635
NRG Energy, Inc.	3,614	155,691

		194,326

Total Common Stocks (Cost $379,355,792)		743,034,494

EXCHANGE-TRADED FUND - 0.8%
iShares Russell 1000 Growth	20,921	6,393,248

Total Exchange-Traded Fund (Cost $6,252,085)		6,393,248

	Principal Amount
SHORT-TERM INVESTMENT - 0.2%
Repurchase Agreement - 0.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $1,249,098; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $1,274,132)	$1,249,098	1,249,098

Total Short-Term Investment (Cost $1,249,098)		1,249,098

TOTAL INVESTMENTS - 99.9% (Cost $386,856,975)		750,676,840

DERIVATIVES - 0.0%		31,371

OTHER ASSETS & LIABILITIES, NET - 0.1%		527,312

NET ASSETS - 100.0%		$751,235,523

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	39.8%
Communications	19.7%
Consumer, Non-Cyclical	14.3%
Consumer, Cyclical	12.7%
Financial	6.0%
Industrial	5.0%
Others (each less than 3.0%)	2.4%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 E-Mini Index	03/22	3	$958,077	$979,245	$21,168
S&P 500 E-Mini Index	03/22	2	465,647	475,850	10,203

Total Futures Contracts					$31,371

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$743,034,494	$743,034,494	$-	$-
	Exchange-Traded Fund	6,393,248	6,393,248	-	-
	Short-Term Investment	1,249,098	-	1,249,098	-
	Derivatives:
	Equity Contracts
	Futures	31,371	31,371	-	-

	Total	$750,708,211	$749,459,113	$1,249,098	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 96.6%
Basic Materials - 2.7%
Air Products & Chemicals, Inc.	8,123	$2,471,504
Albemarle Corp.	4,296	1,004,276
Alcoa Corp.	7,015	417,954
Ashland Global Holdings, Inc.	2,159	232,438
Axalta Coating Systems Ltd. *	6,033	199,813
Celanese Corp.	2,562	430,570
CF Industries Holdings, Inc.	7,849	555,552
Chemours Co.	2,802	94,035
Cleveland-Cliffs, Inc. *	17,063	371,461
Diversey Holdings Ltd. *	1,646	21,908
Dow, Inc.	25,485	1,445,509
DuPont de Nemours, Inc.	19,236	1,553,884
Eastman Chemical Co.	4,889	591,129
Ecolab, Inc.	1,081	253,592
Element Solutions, Inc.	8,520	206,866
FMC Corp.	3,381	371,538
Freeport-McMoRan, Inc.	38,153	1,592,125
Huntsman Corp.	7,809	272,378
International Flavors & Fragrances, Inc.	9,379	1,412,946
International Paper Co.	14,389	675,995
LyondellBasell Industries NV Class A	8,449	779,251
Mosaic Co.	13,624	535,287
NewMarket Corp.	235	80,539
Newmont Corp.	29,450	1,826,489
Nucor Corp.	10,524	1,201,315
Olin Corp.	4,905	282,136
PPG Industries, Inc.	5,005	863,062
Reliance Steel & Aluminum Co.	2,218	359,804
Royal Gold, Inc.	2,536	266,813
RPM International, Inc.	2,099	211,999
Southern Copper Corp. (Peru)	260	16,045
Steel Dynamics, Inc.	5,715	354,730
Sylvamo Corp. *	1,308	36,480
United States Steel Corp.	10,372	246,957
Valvoline, Inc.	7,017	261,664
Westlake Chemical Corp.	931	90,428

		21,588,472

Communications - 8.6%
Alphabet, Inc. Class A *	1,545	4,475,927
Alphabet, Inc. Class C *	1,442	4,172,557
Altice USA, Inc. Class A *	2,252	36,437
Arista Networks, Inc. *	896	128,800
AT&T, Inc.	263,538	6,483,035
Cable One, Inc.	103	181,635
Charter Communications, Inc. Class A *	245	159,733
Ciena Corp. *	5,730	441,038
Cisco Systems, Inc.	155,708	9,867,216
Comcast Corp. Class A	168,078	8,459,366
Corning, Inc.	18,497	688,643
Discovery, Inc. Class A *	6,182	145,524
Discovery, Inc. Class C *	11,729	268,594
DISH Network Corp. Class A *	9,253	300,167
DoorDash, Inc. Class A *	627	93,360
F5, Inc. *	2,190	535,915
FactSet Research Systems, Inc.	185	89,912
Figs, Inc. Class A *	2,722	75,018
Fox Corp. Class A	11,312	417,413
Fox Corp. Class B	5,581	191,261
GoDaddy, Inc. Class A *	5,616	476,574
IAC/InterActiveCorp *	2,858	373,569
Interpublic Group of Cos., Inc.	14,275	534,599
Juniper Networks, Inc.	12,197	435,555
Liberty Broadband Corp. Class A *	867	139,500
Liberty Broadband Corp. Class C *	5,096	820,966
Liberty Media Corp-Liberty Formula One Class A *	740	43,912

	Shares	Value
Liberty Media Corp. - Liberty Formula One Class C *	7,349	$464,751
Liberty Media Corp. - Liberty SiriusXM Class A *	3,509	178,433
Liberty Media Corp. - Liberty SiriusXM Class C *	5,846	297,269
Lumen Technologies, Inc.	37,532	471,027
Mandiant, Inc. *	6,126	107,450
Motorola Solutions, Inc.	6,125	1,664,162
New York Times Co. Class A	6,186	298,784
News Corp. Class A	14,680	327,511
News Corp. Class B	4,249	95,602
Nexstar Media Group, Inc. Class A	1,346	203,219
NortonLifeLock, Inc.	15,108	392,506
Omnicom Group, Inc.	7,641	559,856
Opendoor Technologies, Inc. *	13,238	193,407
Sirius XM Holdings, Inc.	31,641	200,920
T-Mobile US, Inc. *	21,648	2,510,735
TripAdvisor, Inc. *	1,337	36,447
Twitter, Inc. *	25,662	1,109,112
Uber Technologies, Inc. *	8,700	364,791
Ubiquiti, Inc.	31	9,508
VeriSign, Inc. *	3,539	898,269
Verizon Communications, Inc.	152,745	7,936,630
ViacomCBS, Inc. Class A	378	12,614
ViacomCBS, Inc. Class B	21,406	646,033
Viasat, Inc. *	2,532	112,775
Vimeo, Inc. *	491	8,818
Walt Disney Co. *	63,488	9,833,656
Wayfair, Inc. Class A *	1,269	241,072
World Wrestling Entertainment, Inc. Class A	356	17,565

		69,229,148

Consumer, Cyclical - 7.4%
Advance Auto Parts, Inc.	2,317	555,802
Alaska Air Group, Inc. *	4,224	220,070
Allison Transmission Holdings, Inc.	757	27,517
American Airlines Group, Inc. *	23,744	426,442
Aptiv PLC *	8,163	1,346,487
Aramark	8,588	316,468
AutoNation, Inc. *	1,575	184,039
AutoZone, Inc. *	606	1,270,412
Bath & Body Works, Inc.	3,847	268,482
Best Buy Co., Inc.	6,881	699,110
BorgWarner, Inc.	8,889	400,627
Boyd Gaming Corp. *	2,268	148,713
Brunswick Corp.	2,617	263,610
Burlington Stores, Inc. *	135	39,354
Caesars Entertainment, Inc. *	2,866	268,057
Capri Holdings Ltd. *	5,418	351,682
CarMax, Inc. *	5,472	712,619
Carnival Corp. *	31,379	631,345
Carter’s, Inc.	1,501	151,931
Casey’s General Stores, Inc.	1,300	256,555
Columbia Sportswear Co.	1,315	128,134
Copa Holdings SA Class A * (Panama)	1,098	90,761
Core & Main, Inc. Class A *	808	24,515
Costco Wholesale Corp.	1,056	599,491
Cummins, Inc.	5,306	1,157,451
Darden Restaurants, Inc.	1,618	243,736
Deckers Outdoor Corp. *	907	332,243
Dick’s Sporting Goods, Inc.	2,358	271,146
Dolby Laboratories, Inc. Class A	2,505	238,526
Dollar General Corp.	4,863	1,146,841
Dollar Tree, Inc. *	8,196	1,151,702
Domino’s Pizza, Inc.	435	245,484
DR Horton, Inc.	6,962	755,029
Fastenal Co.	2,277	145,865
Foot Locker, Inc.	3,151	137,478
Ford Motor Co.	143,772	2,986,144

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Gap, Inc.	7,066	$124,715
General Motors Co. *	50,518	2,961,870
Gentex Corp.	8,431	293,820
Genuine Parts Co.	5,159	723,292
Hanesbrands, Inc.	4,897	81,878
Harley-Davidson, Inc.	5,958	224,557
Hasbro, Inc.	4,695	477,857
Hilton Worldwide Holdings, Inc. *	3,338	520,695
Hyatt Hotels Corp. Class A *	1,779	170,606
JetBlue Airways Corp. *	11,646	165,839
Kohl’s Corp.	5,455	269,422
Lear Corp.	2,225	407,064
Leggett & Platt, Inc.	4,653	191,517
Lennar Corp. Class A	9,761	1,133,838
Lennar Corp. Class B	433	41,403
Leslie’s, Inc. *	436	10,316
Lithia Motors, Inc.	992	294,574
Live Nation Entertainment, Inc. *	3,109	372,116
LKQ Corp.	10,266	616,268
Madison Square Garden Co. *	408	70,882
Marriott Vacations Worldwide Corp.	1,608	271,720
McDonald’s Corp.	22,649	6,071,517
MGM Resorts International	14,537	652,421
Mohawk Industries, Inc. *	1,978	360,352
MSC Industrial Direct Co., Inc. Class A	1,610	135,337
Newell Brands, Inc.	13,416	293,005
Nordstrom, Inc. *	609	13,776
Norwegian Cruise Line Holdings Ltd. *	13,392	277,750
NVR, Inc. *	38	224,537
O’Reilly Automotive, Inc. *	1,704	1,203,416
Olaplex Holdings, Inc. *	2,397	69,825
Ollie’s Bargain Outlet Holdings, Inc. *	2,290	117,225
PACCAR, Inc.	12,512	1,104,309
Penn National Gaming, Inc. *	5,663	293,627
Penske Automotive Group, Inc.	1,115	119,550
Petco Health & Wellness Co., Inc. *	2,659	52,622
Planet Fitness, Inc. Class A *	912	82,609
Polaris, Inc.	620	68,144
PulteGroup, Inc.	6,521	372,740
PVH Corp.	2,471	263,532
QuantumScape Corp. *	3,172	70,387
Qurate Retail, Inc. Class A	13,341	101,392
Ralph Lauren Corp.	1,642	195,168
Rivian Automotive, Inc. Class A *	3,942	408,746
Royal Caribbean Cruises Ltd. *	8,046	618,737
SiteOne Landscape Supply, Inc. *	838	203,031
Six Flags Entertainment Corp. *	1,671	71,151
Skechers USA, Inc. Class A *	4,630	200,942
Southwest Airlines Co. *	21,690	929,200
Tapestry, Inc.	9,342	379,285
Target Corp.	9,917	2,295,190
Thor Industries, Inc.	1,108	114,977
Toll Brothers, Inc.	2,347	169,899
Travel & Leisure Co.	997	55,104
TuSimple Holdings, Inc. Class A *	4,312	154,585
Under Armour, Inc. Class A *	7,615	161,362
Under Armour, Inc. Class C *	8,091	145,962
United Airlines Holdings, Inc. *	12,079	528,819
Univar Solutions, Inc. *	6,690	189,662
VF Corp.	4,053	296,761
Victoria’s Secret, Inc. *	1,167	64,815
Virgin Galactic Holdings, Inc. *	471	6,302
Vroom, Inc. *	3,031	32,704
Walgreens Boots Alliance, Inc.	26,351	1,374,468
Walmart, Inc.	52,878	7,650,918
Watsco, Inc.	1,220	381,714
Whirlpool Corp.	2,154	505,458
Williams-Sonoma, Inc.	631	106,721
WW Grainger, Inc.	277	143,552
Wyndham Hotels & Resorts, Inc.	1,188	106,504

	Shares	Value
Yum China Holdings, Inc. (China)	14,713	$733,296
Yum! Brands, Inc.	9,887	1,372,909

		59,164,132

Consumer, Non-Cyclical - 24.6%
Abbott Laboratories	32,089	4,516,206
Acadia Healthcare Co., Inc. *	3,038	184,407
Adaptive Biotechnologies Corp. *	531	14,900
ADT, Inc.	5,548	46,659
agilon health, Inc. *	1,005	27,135
Albertsons Cos., Inc. Class A	6,199	187,148
Altria Group, Inc.	30,292	1,435,538
Amedisys, Inc. *	131	21,206
AMERCO	312	226,584
AmerisourceBergen Corp.	5,570	740,197
Amgen, Inc.	3,678	827,440
Anthem, Inc.	9,000	4,171,860
Archer-Daniels-Midland Co.	20,446	1,381,945
Automatic Data Processing, Inc.	1,197	295,156
Avery Dennison Corp.	1,358	294,102
Baxter International, Inc.	18,533	1,590,873
Becton Dickinson and Co.	10,487	2,637,271
Beyond Meat, Inc. *	178	11,598
Bio-Rad Laboratories, Inc. Class A *	772	583,300
Biogen, Inc. *	5,406	1,297,007
BioMarin Pharmaceutical, Inc. *	6,696	591,592
Boston Scientific Corp. *	52,123	2,214,185
Bright Horizons Family Solutions, Inc. *	431	54,254
Bristol-Myers Squibb Co.	82,478	5,142,503
Brown-Forman Corp. Class A	806	54,639
Brown-Forman Corp. Class B	3,562	259,527
Bunge Ltd.	5,118	477,816
Campbell Soup Co.	6,882	299,092
Cardinal Health, Inc.	4,172	214,816
Catalent, Inc. *	4,790	613,264
Centene Corp. *	21,250	1,751,000
Certara, Inc. *	2,118	60,194
Charles River Laboratories International, Inc. *	110	41,446
Chegg, Inc. *	1,171	35,950
Chemed Corp.	403	213,203
Church & Dwight Co., Inc.	8,607	882,217
Cigna Corp.	11,990	2,753,264
Cintas Corp.	197	87,304
Clorox Co.	830	144,719
Coca-Cola Co.	41,951	2,483,919
Colgate-Palmolive Co.	14,579	1,244,172
Conagra Brands, Inc.	17,236	588,609
Constellation Brands, Inc. Class A	5,747	1,442,325
Cooper Cos., Inc.	1,781	746,132
Corteva, Inc.	26,888	1,271,265
CoStar Group, Inc. *	3,374	266,647
Coty, Inc. Class A *	12,726	133,623
CVS Health Corp.	48,602	5,013,782
Danaher Corp.	22,164	7,292,178
Darling Ingredients, Inc. *	5,671	392,944
DaVita, Inc. *	733	83,386
Dentsply Sirona, Inc.	8,085	451,062
Driven Brands Holdings, Inc. *	1,949	65,525
Dun & Bradstreet Holdings, Inc. *	5,621	115,174
Elanco Animal Health, Inc. *	16,232	460,664
Eli Lilly & Co.	6,542	1,807,031
Encompass Health Corp.	1,463	95,475
Envista Holdings Corp. *	5,591	251,930
Equifax, Inc.	2,749	804,880
Euronet Worldwide, Inc. *	519	61,849
Exact Sciences Corp. *	450	35,023
Exelixis, Inc. *	1,565	28,608
FleetCor Technologies, Inc. *	2,237	500,730
Flowers Foods, Inc.	7,439	204,349

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
FTI Consulting, Inc. *	1,233	$189,167
General Mills, Inc.	22,417	1,510,457
Gilead Sciences, Inc.	46,457	3,373,243
Global Payments, Inc.	10,615	1,434,936
Globus Medical, Inc. Class A *	2,644	190,897
Grand Canyon Education, Inc. *	1,347	115,451
Grocery Outlet Holding Corp. *	3,067	86,735
GXO Logistics, Inc. *	463	42,054
H&R Block, Inc.	648	15,267
Hain Celestial Group, Inc. *	3,520	149,987
Henry Schein, Inc. *	5,300	410,909
Herbalife Nutrition Ltd. *	3,148	128,848
Hershey Co.	730	141,233
Hologic, Inc. *	9,186	703,280
Horizon Therapeutics PLC *	6,514	701,949
Hormel Foods Corp.	10,697	522,121
Humana, Inc.	4,738	2,197,769
ICU Medical, Inc. *	800	189,872
IHS Markit Ltd.	13,756	1,828,447
Incyte Corp. *	934	68,556
Ingredion, Inc.	2,590	250,298
Integra LifeSciences Holdings Corp. *	2,546	170,556
Ionis Pharmaceuticals, Inc. *	389	11,837
Iovance Biotherapeutics, Inc. *	3,548	67,731
IQVIA Holdings, Inc. *	3,544	999,904
Jazz Pharmaceuticals PLC *	2,248	286,395
JM Smucker Co.	3,914	531,599
Johnson & Johnson	97,082	16,607,818
Kellogg Co.	4,921	317,011
Keurig Dr Pepper, Inc.	25,608	943,911
Kimberly-Clark Corp.	6,155	879,673
Kraft Heinz Co.	25,571	917,999
Kroger Co.	27,110	1,226,999
Laboratory Corp. of America Holdings *	3,571	1,122,044
Lamb Weston Holdings, Inc.	4,007	253,964
Legalzoom.com, Inc. *	637	10,237
ManpowerGroup, Inc.	2,076	202,057
Masimo Corp. *	483	141,413
McCormick & Co., Inc.	9,051	874,417
McKesson Corp.	4,817	1,197,362
Medtronic PLC	49,546	5,125,534
Merck & Co., Inc.	93,415	7,159,326
Mirati Therapeutics, Inc. *	229	33,592
Mister Car Wash, Inc. *	1,318	24,001
Molina Healthcare, Inc. *	1,795	570,954
Molson Coors Beverage Co. Class B	6,708	310,916
Mondelez International, Inc. Class A	51,601	3,421,662
Monster Beverage Corp. *	939	90,182
Moody’s Corp.	297	116,002
Morningstar, Inc.	44	15,048
Natera, Inc. *	190	17,744
Nektar Therapeutics *	7,858	106,162
Nielsen Holdings PLC	13,524	277,377
Oak Street Health, Inc. *	349	11,566
Organon & Co.	8,817	268,478
Paysafe Ltd. *	25,638	100,245
PepsiCo, Inc.	8,632	1,499,465
PerkinElmer, Inc.	4,642	933,320
Perrigo Co. PLC	4,787	186,214
Pfizer, Inc.	205,693	12,146,172
Philip Morris International, Inc.	57,474	5,460,030
Pilgrim’s Pride Corp. *	1,067	30,089
Post Holdings, Inc. *	2,293	258,490
Premier, Inc. Class A	4,858	200,004
Procter & Gamble Co.	88,674	14,505,293
QIAGEN NV *	8,331	463,037
Quanta Services, Inc.	5,181	594,053
Quest Diagnostics, Inc.	4,559	788,753
Quidel Corp. *	1,319	178,052
Regeneron Pharmaceuticals, Inc. *	3,289	2,077,069

	Shares	Value
Repligen Corp. *	111	$29,397
ResMed, Inc.	505	131,542
Reynolds Consumer Products, Inc.	1,907	59,880
Robert Half International, Inc.	474	52,860
Rollins, Inc.	632	21,621
Royalty Pharma PLC Class A	5,262	209,691
S&P Global, Inc.	2,602	1,227,962
Sage Therapeutics, Inc. *	2,038	86,696
Seaboard Corp.	11	43,285
Seagen, Inc. *	501	77,455
Service Corp. International	5,688	403,791
Spectrum Brands Holdings, Inc.	1,471	149,630
STERIS PLC	2,771	674,489
StoneCo Ltd. Class A * (Brazil)	536	9,037
Stryker Corp.	7,344	1,963,932
Syneos Health, Inc. *	3,118	320,156
Tandem Diabetes Care, Inc. *	125	18,815
Teladoc Health, Inc. *	5,479	503,082
Teleflex, Inc.	1,422	467,099
Terminix Global Holdings, Inc. *	4,122	186,438
Thermo Fisher Scientific, Inc.	13,176	8,791,554
TransUnion	2,135	253,168
Tyson Foods, Inc. Class A	10,590	923,024
Ultragenyx Pharmaceutical, Inc. *	579	48,688
United Rentals, Inc. *	1,744	579,514
United Therapeutics Corp. *	1,638	353,939
UnitedHealth Group, Inc.	32,271	16,204,560
Universal Health Services, Inc. Class B	2,543	329,725
US Foods Holding Corp. *	7,659	266,763
Verisk Analytics, Inc.	2,131	487,424
Vertex Pharmaceuticals, Inc. *	5,624	1,235,030
Viatris, Inc.	44,370	600,326
Waters Corp. *	150	55,890
WEX, Inc. *	516	72,441
Zimmer Biomet Holdings, Inc.	7,665	973,762
Zoetis, Inc.	968	236,221

		198,254,919

Energy - 5.0%
Antero Midstream Corp.	12,118	117,302
APA Corp.	13,107	352,447
Baker Hughes Co.	27,061	651,088
Chevron Corp.	71,295	8,366,468
ConocoPhillips	48,613	3,508,886
Continental Resources, Inc.	2,038	91,221
Coterra Energy, Inc.	24,595	467,305
Devon Energy Corp.	24,939	1,098,563
Diamondback Energy, Inc.	3,545	382,328
DTE Midstream LLC *	3,877	186,018
EOG Resources, Inc.	18,876	1,676,755
EQT Corp. *	11,175	243,727
Exxon Mobil Corp.	156,038	9,547,965
First Solar, Inc. *	3,928	342,364
Fluence Energy, Inc. *	742	26,386
Halliburton Co.	31,194	713,407
Hess Corp.	9,574	708,763
HollyFrontier Corp.	5,946	194,910
Kinder Morgan, Inc.	71,339	1,131,437
Marathon Oil Corp.	27,511	451,731
Marathon Petroleum Corp.	22,639	1,448,670
NOV, Inc.	15,290	207,180
Occidental Petroleum Corp.	27,091	785,368
ONEOK, Inc.	16,539	971,832
Phillips 66	16,257	1,177,982
Pioneer Natural Resources Co.	4,391	798,635
Schlumberger NV	51,394	1,539,250
Shoals Technologies Group, Inc. Class A *	3,863	93,871
Sunrun, Inc. *	7,400	253,820
Targa Resources Corp.	8,351	436,256
Valero Energy Corp.	15,007	1,127,176
Williams Cos., Inc.	45,311	1,179,898

		40,279,009

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Financial - 24.7%
Affiliated Managers Group, Inc.	1,437	$236,401
Aflac, Inc.	24,048	1,404,163
AGNC Investment Corp. REIT	19,516	293,521
Air Lease Corp.	4,270	188,862
Alexandria Real Estate Equities, Inc. REIT	5,707	1,272,433
Alleghany Corp. *	425	283,726
Alliance Data Systems Corp.	1,639	109,108
Allstate Corp.	10,529	1,238,737
Ally Financial, Inc.	12,575	598,696
American Campus Communities, Inc. REIT	4,808	275,450
American Express Co.	8,428	1,378,821
American Financial Group, Inc.	2,392	328,469
American Homes 4 Rent Class A REIT	10,297	449,052
American International Group, Inc.	30,592	1,739,461
Americold Realty Trust REIT	10,197	334,360
Ameriprise Financial, Inc.	1,805	544,496
Annaly Capital Management, Inc. REIT	50,505	394,949
Aon PLC Class A	3,301	992,149
Apartment Income REIT Corp.	5,623	307,409
Arch Capital Group Ltd. *	10,385	461,613
Ares Management Corp. Class A	584	47,462
Arthur J Gallagher & Co.	7,520	1,275,918
Assurant, Inc.	2,058	320,760
Assured Guaranty Ltd.	2,271	114,004
AvalonBay Communities, Inc. REIT	5,118	1,292,756
Axis Capital Holdings Ltd.	2,640	143,801
Bank of America Corp.	265,365	11,806,089
Bank of Hawaii Corp.	1,381	115,673
Bank of New York Mellon Corp.	27,858	1,617,993
Bank OZK	4,781	222,460
Berkshire Hathaway, Inc. Class B *	67,584	20,207,616
BlackRock, Inc.	5,253	4,809,437
BOK Financial Corp.	1,099	115,934
Boston Properties, Inc. REIT	5,713	658,023
Brighthouse Financial, Inc. *	2,638	136,648
Brixmor Property Group, Inc. REIT	10,353	263,070
Brown & Brown, Inc.	8,184	575,172
Camden Property Trust REIT	3,717	664,154
Capital One Financial Corp.	15,565	2,258,326
Carlyle Group, Inc.	6,090	334,341
Cboe Global Markets, Inc.	3,914	510,386
CBRE Group, Inc. Class A *	11,667	1,265,986
Charles Schwab Corp.	55,555	4,672,175
Chubb Ltd.	15,796	3,053,525
Cincinnati Financial Corp.	5,499	626,501
Citigroup, Inc.	73,100	4,414,509
Citizens Financial Group, Inc.	13,017	615,053
CME Group, Inc.	13,272	3,032,121
CNA Financial Corp.	1,353	59,640
Comerica, Inc.	4,853	422,211
Commerce Bancshares, Inc.	4,185	287,677
Cousins Properties, Inc. REIT	5,770	232,416
Credit Acceptance Corp. *	271	186,361
CubeSmart REIT	7,806	444,239
Cullen/Frost Bankers, Inc.	2,011	253,527
CyrusOne, Inc. REIT	4,767	427,695
Digital Realty Trust, Inc. REIT	10,306	1,822,822
Discover Financial Services	4,801	554,804
Douglas Emmett, Inc. REIT	6,520	218,420
Duke Realty Corp. REIT	14,117	926,640
East West Bancorp, Inc.	5,217	410,474
EPR Properties REIT	2,593	123,142
Equinix, Inc. REIT	952	805,240
Equitable Holdings, Inc.	13,367	438,304
Equity LifeStyle Properties, Inc. REIT	2,884	252,811
Equity Residential REIT	13,640	1,234,420
Erie Indemnity Co. Class A	266	51,248
Essex Property Trust, Inc. REIT	2,379	837,955

	Shares	Value
Evercore, Inc. Class A	1,384	$188,016
Everest Re Group Ltd.	1,077	295,012
Extra Space Storage, Inc. REIT	4,366	989,903
Federal Realty Investment Trust *	2,855	389,194
Fidelity National Financial, Inc.	10,108	527,435
Fifth Third Bancorp	24,752	1,077,950
First American Financial Corp.	4,098	320,587
First Citizens BancShares, Inc. Class A	224	185,884
First Hawaiian, Inc.	4,541	124,106
First Horizon Corp.	19,699	321,685
First Industrial Realty Trust, Inc. REIT	4,538	300,416
First Republic Bank	6,575	1,357,803
FNB Corp.	11,298	137,045
Franklin Resources, Inc.	10,410	348,631
Gaming & Leisure Properties, Inc. REIT	8,165	397,309
Globe Life, Inc.	3,561	333,737
GoHealth, Inc. Class A *	786	2,979
Goldman Sachs Group, Inc.	11,337	4,336,969
Hanover Insurance Group, Inc.	1,271	166,577
Hartford Financial Services Group, Inc.	12,512	863,828
Healthcare Trust of America, Inc. Class A REIT	7,609	254,064
Healthpeak Properties, Inc. REIT	19,776	713,716
Highwoods Properties, Inc. REIT	4,119	183,666
Host Hotels & Resorts, Inc. REIT *	25,814	448,905
Howard Hughes Corp. *	1,576	160,405
Hudson Pacific Properties, Inc. REIT	5,262	130,024
Huntington Bancshares, Inc.	52,733	813,143
Interactive Brokers Group, Inc. Class A	2,899	230,239
Intercontinental Exchange, Inc.	20,431	2,794,348
Invesco Ltd.	11,710	269,564
Invitation Homes, Inc. REIT	21,966	995,938
Iron Mountain, Inc. REIT	3,446	180,329
Janus Henderson Group PLC	6,314	264,809
JBG SMITH Properties REIT	4,268	122,534
Jefferies Financial Group, Inc.	7,722	299,614
Jones Lang LaSalle, Inc. *	1,894	510,130
JPMorgan Chase & Co.	108,189	17,131,728
Kemper Corp.	2,163	127,163
KeyCorp	33,574	776,567
Kilroy Realty Corp. REIT	4,053	269,362
Kimco Realty Corp. REIT	21,430	528,249
KKR & Co., Inc.	20,568	1,532,316
Lamar Advertising Co. Class A REIT	381	46,215
Lazard Ltd. Class A	4,057	177,007
Lemonade, Inc. *	1,166	49,100
Life Storage, Inc. REIT	2,998	459,234
Lincoln National Corp.	5,655	386,010
Loews Corp.	7,861	454,051
M&T Bank Corp.	4,715	724,130
Macerich Co. REIT	1	17
Markel Corp. *	414	510,876
Marsh & McLennan Cos., Inc.	16,465	2,861,946
Medical Properties Trust, Inc. REIT	22,179	524,090
Mercury General Corp.	798	42,342
MetLife, Inc.	26,222	1,638,613
MGIC Investment Corp.	11,834	170,646
Mid-America Apartment Communities, Inc. REIT	4,311	989,116
Morgan Stanley	49,333	4,842,527
Nasdaq, Inc.	4,265	895,693
National Retail Properties, Inc. REIT	6,108	293,612
New Residential Investment Corp. REIT	17,277	185,037
New York Community Bancorp, Inc.	17,666	215,702
Northern Trust Corp.	7,584	907,122
Old Republic International Corp.	10,300	253,174
Omega Healthcare Investors, Inc. REIT	8,806	260,570
OneMain Holdings, Inc.	4,121	206,215
Orion Office REIT, Inc. REIT *	1,992	37,191
PacWest Bancorp	4,603	207,917

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Park Hotels & Resorts, Inc. REIT *	9,519	$179,719
People’s United Financial, Inc.	16,072	286,403
Pinnacle Financial Partners, Inc.	2,636	251,738
PNC Financial Services Group, Inc.	15,705	3,149,167
Popular, Inc.	2,906	238,408
Primerica, Inc.	1,527	234,043
Principal Financial Group, Inc.	9,521	688,654
Progressive Corp.	21,463	2,203,177
Prologis, Inc. REIT	27,229	4,584,274
Prosperity Bancshares, Inc.	3,115	225,214
Prudential Financial, Inc.	13,929	1,507,675
Public Storage REIT	1,320	494,419
Raymond James Financial, Inc.	6,402	642,761
Rayonier, Inc. REIT	5,235	211,285
Realty Income Corp. REIT	20,821	1,490,575
Regency Centers Corp. REIT	6,239	470,109
Regions Financial Corp.	35,920	783,056
Reinsurance Group of America, Inc.	2,362	258,615
RenaissanceRe Holdings Ltd. (Bermuda)	963	163,065
Rexford Industrial Realty, Inc. REIT	5,580	452,594
Santander Consumer USA Holdings, Inc.	1,956	82,191
SBA Communications Corp. REIT	3,341	1,299,716
SEI Investments Co.	3,950	240,713
Signature Bank	2,151	695,784
Simon Property Group, Inc. REIT	1,652	263,940
SL Green Realty Corp. REIT	2,462	176,525
SLM Corp.	10,057	197,821
Spirit Realty Capital, Inc. REIT	4,440	213,964
Starwood Property Trust, Inc. REIT	10,463	254,251
State Street Corp.	13,401	1,246,293
Sterling Bancorp	6,122	157,886
Stifel Financial Corp.	3,598	253,371
STORE Capital Corp. REIT	9,136	314,278
Sun Communities, Inc. REIT	4,270	896,572
SVB Financial Group *	2,085	1,414,130
Synchrony Financial	16,275	754,997
Synovus Financial Corp.	4,667	223,409
T Rowe Price Group, Inc.	5,429	1,067,559
Tango Holdings, Inc. *	4,323	360,236
TFS Financial Corp.	1,607	28,717
Tradeweb Markets, Inc. Class A	3,925	393,049
Travelers Cos., Inc.	9,051	1,415,848
Truist Financial Corp.	49,354	2,889,677
UDR, Inc. REIT	11,320	679,087
Umpqua Holdings Corp.	7,708	148,302
Unum Group	8,079	198,501
US Bancorp	49,323	2,770,473
UWM Holdings Corp.	2,320	13,734
Ventas, Inc. REIT	14,894	761,381
VICI Properties, Inc. REIT	23,149	697,016
Virtu Financial, Inc. Class A	3,276	94,447
Vornado Realty Trust REIT	6,092	255,011
Voya Financial, Inc.	3,862	256,089
W R Berkley Corp.	5,135	423,073
Webster Financial Corp.	3,565	199,070
Wells Fargo & Co.	147,378	7,071,196
Welltower, Inc. REIT	16,030	1,374,893
Western Alliance Bancorp	1,894	203,889
Western Union Co.	11,924	212,724
Weyerhaeuser Co. REIT	27,769	1,143,527
White Mountains Insurance Group Ltd.	106	107,473
Willis Towers Watson PLC	4,609	1,094,591
Wintrust Financial Corp.	2,229	202,438
WP Carey, Inc. REIT	6,912	567,130
Zions Bancorp NA	5,788	365,570

		198,927,340

Industrial - 10.6%
3M Co.	18,283	3,247,609
Acuity Brands, Inc.	1,252	265,073
AECOM *	4,943	382,341

	Shares	Value
AGCO Corp.	1,963	$227,747
Agilent Technologies, Inc.	1,261	201,319
Allegion PLC	753	99,727
Amcor PLC	56,568	679,382
AMETEK, Inc.	8,465	1,244,694
Amphenol Corp. Class A	6,103	533,768
AO Smith Corp.	4,934	423,584
AptarGroup, Inc.	2,400	293,952
Ardagh Group SA *	291	6,569
Ardagh Metal Packaging SA *	4,387	39,615
Armstrong World Industries, Inc.	854	99,166
Arrow Electronics, Inc. *	2,591	347,894
Avnet, Inc.	4,017	165,621
AZEK Co., Inc. *	1,743	80,596
Ball Corp.	8,063	776,225
Berry Global Group, Inc. *	4,756	350,898
Boeing Co. *	19,796	3,985,331
Builders FirstSource, Inc. *	6,971	597,484
BWX Technologies, Inc.	824	39,453
Carlisle Cos., Inc.	1,114	276,406
Carrier Global Corp.	16,987	921,375
Caterpillar, Inc.	2,779	574,530
CH Robinson Worldwide, Inc.	3,719	400,276
ChargePoint Holdings, Inc. *	8,236	156,896
Clean Harbors, Inc. *	1,803	179,885
Coherent, Inc. *	68	18,125
Colfax Corp. *	4,203	193,212
Crane Co.	1,766	179,655
Crown Holdings, Inc.	4,017	444,361
CSX Corp.	81,433	3,061,881
Curtiss-Wright Corp.	1,454	201,626
Donaldson Co., Inc.	3,880	229,929
Dover Corp.	5,288	960,301
Eagle Materials, Inc.	1,446	240,701
Eaton Corp. PLC	14,628	2,528,011
Emerson Electric Co.	21,948	2,040,506
Expeditors International of Washington, Inc.	1,772	237,962
FedEx Corp.	5,106	1,320,616
Flowserve Corp.	5,315	162,639
Fortive Corp.	12,205	931,119
Fortune Brands Home & Security, Inc.	3,613	386,230
frontdoor, Inc. *	954	34,964
Garmin Ltd.	5,645	768,680
Gates Industrial Corp. PLC *	3,757	59,774
General Dynamics Corp.	9,185	1,914,797
General Electric Co.	40,379	3,814,604
Graco, Inc.	2,520	203,162
Graphic Packaging Holding Co.	7,301	142,370
Hayward Holdings, Inc. *	2,267	59,463
HEICO Corp.	1,066	153,739
HEICO Corp. Class A	1,879	241,489
Hexcel Corp. *	3,380	175,084
Honeywell International, Inc.	20,131	4,197,515
Howmet Aerospace, Inc.	13,432	427,541
Hubbell, Inc.	1,942	404,460
Huntington Ingalls Industries, Inc.	1,383	258,261
IDEX Corp.	2,780	656,970
Illinois Tool Works, Inc.	1,143	282,092
Ingersoll Rand, Inc.	15,095	933,928
ITT, Inc.	3,170	323,942
Jabil, Inc.	1,059	74,501
Jacobs Engineering Group, Inc.	4,793	667,329
JB Hunt Transport Services, Inc.	331	67,656
Johnson Controls International PLC	26,294	2,137,965
Keysight Technologies, Inc. *	3,776	779,782
Kirby Corp. *	2,088	124,069
Knight-Swift Transportation Holdings, Inc.	6,035	367,773
L3Harris Technologies, Inc.	7,204	1,536,181
Landstar System, Inc.	113	20,229
Lennox International, Inc.	1,212	393,124

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Littelfuse, Inc.	881	$277,233
Lockheed Martin Corp.	1,166	414,408
Louisiana-Pacific Corp.	2,991	234,345
Martin Marietta Materials, Inc.	2,296	1,011,434
Masco Corp.	8,980	630,576
MasTec, Inc. *	2,226	205,415
MDU Resources Group, Inc.	7,779	239,904
Mercury Systems, Inc. *	1,939	106,761
Middleby Corp. *	1,472	289,631
MSA Safety, Inc.	867	130,882
National Instruments Corp.	5,037	219,966
Nordson Corp.	1,778	453,870
Norfolk Southern Corp.	8,945	2,663,016
Northrop Grumman Corp.	5,000	1,935,350
nVent Electric PLC	6,130	232,940
Old Dominion Freight Line, Inc.	284	101,780
Oshkosh Corp.	2,392	269,602
Otis Worldwide Corp.	15,581	1,356,638
Owens Corning	3,614	327,067
Packaging Corp. of America	3,442	468,628
Parker-Hannifin Corp.	3,998	1,271,844
Pentair PLC	6,089	444,680
Raytheon Technologies Corp.	55,154	4,746,553
Regal Rexnord Corp.	1,876	319,258
Republic Services, Inc.	7,769	1,083,387
Rockwell Automation, Inc.	1,675	584,324
Ryder System, Inc.	1,836	151,341
Schneider National, Inc. Class B	1,829	49,218
Sealed Air Corp.	2,442	164,762
Sensata Technologies Holding PLC *	5,805	358,110
Silgan Holdings, Inc.	3,262	139,744
Snap-on, Inc.	1,990	428,606
Sonoco Products Co.	3,510	203,194
Spirit AeroSystems Holdings, Inc. Class A	2,603	112,163
Stanley Black & Decker, Inc.	6,001	1,131,909
Stericycle, Inc. *	3,594	214,346
TD SYNNEX Corp.	1,667	190,638
Teledyne Technologies, Inc. *	1,701	743,150
Textron, Inc.	8,044	620,997
Timken Co.	2,233	154,725
TopBuild Corp. *	199	54,906
Toro Co.	204	20,382
Trane Technologies PLC	4,496	908,327
TransDigm Group, Inc. *	1,353	860,887
Trimble, Inc. *	9,354	815,575
Union Pacific Corp.	8,717	2,196,074
Valmont Industries, Inc.	826	206,913
Vontier Corp.	2,725	83,739
Vulcan Materials Co.	4,930	1,023,369
Waste Management, Inc.	13,042	2,176,710
Westinghouse Air Brake Technologies Corp.	6,682	615,479
Westrock Co.	9,774	433,575
Woodward, Inc.	2,176	238,185
XPO Logistics, Inc. *	463	35,850
Xylem, Inc.	2,133	255,789

		85,563,889

Technology - 8.1%
Accenture PLC Class A	4,581	1,899,054
Activision Blizzard, Inc.	28,374	1,887,722
Akamai Technologies, Inc. *	5,902	690,770
Amdocs Ltd.	4,571	342,094
Analog Devices, Inc.	11,904	2,092,366
ANSYS, Inc. *	1,860	746,083
Azenta, Inc.	452	46,606
Black Knight, Inc. *	5,638	467,334
Broadridge Financial Solutions, Inc.	374	68,375
C3.ai, Inc. Class A *	1,768	55,250
CACI International, Inc. Class A *	901	242,558

	Shares	Value
CDK Global, Inc.	3,726	$155,523
Ceridian HCM Holding, Inc. *	4,962	518,330
Cerner Corp.	10,700	993,709
Change Healthcare, Inc. *	8,585	183,547
Cirrus Logic, Inc. *	2,024	186,248
Citrix Systems, Inc.	3,073	290,675
Clarivate PLC *	15,761	370,699
Cloudflare, Inc. Class A *	503	66,144
Cognizant Technology Solutions Corp. Class A	19,348	1,716,555
Concentrix Corp.	1,581	282,398
Datto Holding Corp. *	636	16,759
Dell Technologies, Inc. Class C *	5,168	290,287
Duck Creek Technologies, Inc. *	1,956	58,895
DXC Technology Co. *	8,768	282,242
Dynatrace, Inc. *	381	22,993
Electronic Arts, Inc.	10,415	1,373,738
Fastly, Inc. Class A *	3,711	131,555
Fidelity National Information Services, Inc.	22,413	2,446,379
Fiserv, Inc. *	20,484	2,126,034
Genpact Ltd.	6,207	329,468
GLOBALFOUNDRIES, Inc. *	914	59,383
Guidewire Software, Inc. *	3,135	355,917
Hewlett Packard Enterprise Co.	48,031	757,449
HP, Inc.	27,722	1,044,288
Informatica, Inc. Class A *	622	23,002
Intel Corp.	149,007	7,673,860
International Business Machines Corp.	33,025	4,414,121
IPG Photonics Corp. *	1,164	200,371
Jack Henry & Associates, Inc.	1,924	321,289
Jamf Holding Corp. *	284	10,795
Kyndryl Holdings, Inc. *	8,251	149,343
Leidos Holdings, Inc.	5,203	462,547
Loyalty Ventures, Inc. *	655	19,696
Lumentum Holdings, Inc. *	2,656	280,925
Manhattan Associates, Inc. *	1,037	161,243
Marvell Technology, Inc.	30,076	2,631,349
McAfee Corp. Class A	245	6,319
Microchip Technology, Inc.	3,084	268,493
Micron Technology, Inc.	35,492	3,306,080
MKS Instruments, Inc.	303	52,773
MSCI, Inc.	858	525,688
N-Able, Inc. *	1,225	13,597
NCR Corp. *	2,953	118,711
NetApp, Inc.	2,634	242,302
Nuance Communications, Inc. *	6,626	366,550
NXP Semiconductors NV (China)	6,772	1,542,526
ON Semiconductor Corp. *	7,217	490,179
Oracle Corp.	4,161	362,881
Paychex, Inc.	1,633	222,904
Paycor HCM, Inc. *	784	22,587
Pegasystems, Inc.	80	8,946
Procore Technologies, Inc. *	611	48,862
Pure Storage, Inc. Class A *	599	19,497
Qorvo, Inc. *	4,170	652,146
Roper Technologies, Inc.	3,852	1,894,645
salesforce.com, Inc. *	27,840	7,074,979
Science Applications International Corp.	2,306	192,758
Signify Health, Inc. Class A *	2,285	32,493
Skyworks Solutions, Inc.	3,201	496,603
Snowflake, Inc. Class A *	419	141,936
SolarWinds Corp.	1,225	17,383
SS&C Technologies Holdings, Inc.	8,252	676,499
Synopsys, Inc. *	2,054	756,899
Take-Two Interactive Software, Inc. *	3,355	596,251
Teradata Corp. *	438	18,602
Texas Instruments, Inc.	12,899	2,431,074
Thoughtworks Holding, Inc. *	1,030	27,614
Twilio, Inc. Class A *	4,420	1,163,963
Tyler Technologies, Inc. *	189	101,673

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
VMware, Inc. Class A	5,157	$597,593
Western Digital Corp. *	11,378	741,959
Wolfspeed, Inc. *	4,265	476,699
Xerox Holdings Corp.	5,933	134,323
Zynga, Inc. Class A *	22,039	141,050

		64,932,005

Utilities - 4.9%
AES Corp.	24,248	589,226
Alliant Energy Corp.	9,051	556,365
Ameren Corp.	9,472	843,103
American Electric Power Co., Inc.	18,385	1,635,713
American Water Works Co., Inc.	6,747	1,274,238
Atmos Energy Corp.	4,899	513,268
Avangrid, Inc.	1,986	99,062
Brookfield Renewable Corp. Class A	3,358	123,675
CenterPoint Energy, Inc.	22,103	616,895
CMS Energy Corp.	10,612	690,311
Consolidated Edison, Inc.	13,114	1,118,886
Dominion Energy, Inc.	29,598	2,325,219
DTE Energy Co.	7,195	860,090
Duke Energy Corp.	28,275	2,966,047
Edison International	13,728	936,936
Entergy Corp.	7,361	829,217
Essential Utilities, Inc.	8,422	452,177
Evergy, Inc.	8,422	577,833
Eversource Energy	12,604	1,146,712
Exelon Corp.	35,859	2,071,216
FirstEnergy Corp.	19,974	830,719
Hawaiian Electric Industries, Inc.	3,749	155,584
IDACORP, Inc.	1,971	223,334
National Fuel Gas Co.	3,406	217,780
NextEra Energy, Inc.	72,321	6,751,889
NiSource, Inc.	14,252	393,498
NRG Energy, Inc.	5,232	225,395
OGE Energy Corp.	7,345	281,901
PG&E Corp. *	55,447	673,127
Pinnacle West Capital Corp.	3,960	279,536
PPL Corp.	27,675	831,910
Public Service Enterprise Group, Inc.	18,468	1,232,370
Sempra Energy	11,819	1,563,417
Southern Co.	38,869	2,665,636
UGI Corp.	7,393	339,413
Vistra Corp.	18,198	414,368
WEC Energy Group, Inc.	11,588	1,124,847
Xcel Energy, Inc.	19,940	1,349,938

		39,780,851

Total Common Stocks (Cost $568,452,969)		777,719,765

EXCHANGE-TRADED FUND - 2.5%
iShares Russell 1000 Value	121,599	20,420,120

Total Exchange-Traded Fund (Cost $19,787,181)		20,420,120

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.8%
Repurchase Agreement - 0.8%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $6,331,403; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $6,458,042)	$6,331,403	$6,331,403

Total Short-Term Investment (Cost $6,331,403)		6,331,403

TOTAL INVESTMENTS - 99.9% (Cost $594,571,553)		804,471,288

DERIVATIVES - 0.0%		129,135

OTHER ASSETS & LIABILITIES, NET - 0.1%		608,869

NET ASSETS - 100.0%		$805,209,292

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.7%
Consumer, Non-Cyclical	24.6%
Industrial	10.6%
Communications	8.6%
Technology	8.1%
Consumer, Cyclical	7.4%
Energy	5.0%
Utilities	4.9%
Others (each less than 3.0%)	6.0%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/22	18	$4,217,748	$4,282,650	$64,902
S&P MID 400 E-Mini Index	03/22	10	2,773,467	2,837,700	64,233

Total Futures Contracts					$129,135

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$21,588,472	$21,588,472	$-	$-
	Communications	69,229,148	69,229,148	-	-
	Consumer, Cyclical	59,164,132	59,164,132	-	-
	Consumer, Non-Cyclical	198,254,919	198,254,919	-	-
	Energy	40,279,009	40,279,009	-	-
	Financial	198,927,340	198,927,340	-	-
	Industrial	85,563,889	85,557,320	6,569	-
	Technology	64,932,005	64,932,005	-	-
	Utilities	39,780,851	39,780,851	-	-

	Total Common Stocks	777,719,765	777,713,196	6,569	-

	Exchange-Traded Fund	20,420,120	20,420,120	-	-
	Short-Term Investment	6,331,403	-	6,331,403	-
	Derivatives:
	Equity Contracts
	Futures	129,135	129,135	-	-

	Total	$804,600,423	$798,262,451	$6,337,972	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS - 97.4%
Basic Materials - 3.2%
Albemarle Corp.	6,030	$1,409,633
Alcoa Corp.	9,710	578,522
Ashland Global Holdings, Inc.	2,824	304,032
Axalta Coating Systems Ltd. *	10,723	355,146
Celanese Corp.	5,663	951,724
CF Industries Holdings, Inc.	11,196	792,453
Chemours Co.	8,291	278,246
Cleveland-Cliffs, Inc. *	23,387	509,135
Diversey Holdings Ltd. *	3,985	53,040
Eastman Chemical Co.	6,942	839,357
Element Solutions, Inc.	12,513	303,816
FMC Corp.	6,464	710,329
Huntsman Corp.	10,793	376,460
International Flavors & Fragrances, Inc.	13,219	1,991,442
International Paper Co.	20,043	941,620
LyondellBasell Industries NV Class A	13,638	1,257,833
Mosaic Co.	19,252	756,411
NewMarket Corp.	349	119,609
Nucor Corp.	14,833	1,693,187
Olin Corp.	7,267	417,998
PPG Industries, Inc.	12,283	2,118,081
Reliance Steel & Aluminum Co.	3,225	523,159
Royal Gold, Inc.	3,343	351,717
RPM International, Inc.	6,729	679,629
Steel Dynamics, Inc.	9,607	596,306
Sylvamo Corp. *	1,822	50,816
United States Steel Corp.	14,003	333,411
Valvoline, Inc.	9,392	350,228
Westlake Chemical Corp.	1,748	169,783

		19,813,123

Communications - 7.5%
Altice USA, Inc. Class A *	10,130	163,903
Anaplan, Inc. *	7,538	345,617
Arista Networks, Inc. *	12,496	1,796,300
Cable One, Inc.	280	493,766
CDW Corp.	7,004	1,434,279
Ciena Corp. *	7,967	613,220
CommScope Holding Co., Inc. *	10,755	118,735
Corning, Inc.	39,483	1,469,952
Discovery, Inc. Class A *	8,484	199,713
Discovery, Inc. Class C *	16,224	371,530
DISH Network Corp. Class A *	13,016	422,239
DoorDash, Inc. Class A *	7,601	1,131,789
Etsy, Inc. *	6,572	1,438,874
Expedia Group, Inc. *	7,523	1,359,557
F5, Inc. *	3,136	767,411
FactSet Research Systems, Inc.	1,984	964,244
Figs, Inc. Class A *	5,123	141,190
Fox Corp. Class A	16,136	595,418
Fox Corp. Class B	7,544	258,533
GoDaddy, Inc. Class A *	8,869	752,623
IAC/InterActiveCorp *	4,046	528,853
Interpublic Group of Cos., Inc.	20,565	770,159
Juniper Networks, Inc.	16,675	595,464
Liberty Broadband Corp. Class A *	1,138	183,104
Liberty Broadband Corp. Class C *	7,266	1,170,553
Liberty Media Corp - Liberty Formula One Class A *	1,105	65,571
Liberty Media Corp. - Liberty Formula One Class C *	10,389	657,000
Liberty Media Corp. - Liberty SiriusXM Class A *	4,820	245,097
Liberty Media Corp. - Liberty SiriusXM Class C *	8,055	409,597
Lumen Technologies, Inc.	52,901	663,908

	Shares	Value
Lyft, Inc. Class A *	15,200	$649,496
Mandiant, Inc. *	12,281	215,409
Match Group, Inc. *	14,662	1,939,049
Motorola Solutions, Inc.	8,623	2,342,869
New York Times Co. Class A	8,610	415,863
News Corp. Class A	20,655	460,813
News Corp. Class B	6,157	138,533
Nexstar Media Group, Inc. Class A	2,045	308,754
NortonLifeLock, Inc.	28,841	749,289
Okta, Inc. *	6,539	1,465,848
Omnicom Group, Inc.	11,010	806,703
Opendoor Technologies, Inc. *	23,639	345,366
Palo Alto Networks, Inc. *	4,945	2,753,178
Pinterest, Inc. Class A *	29,161	1,060,002
Roku, Inc. *	6,109	1,394,074
Sirius XM Holdings, Inc.	44,783	284,372
Spotify Technology SA *	7,090	1,659,273
Switch, Inc. Class A	6,354	181,979
Trade Desk, Inc. Class A *	22,529	2,064,558
TripAdvisor, Inc. *	5,427	147,940
Twitter, Inc. *	40,475	1,749,330
Ubiquiti, Inc.	326	99,984
VeriSign, Inc. *	5,066	1,285,852
ViacomCBS, Inc. Class A	502	16,752
ViacomCBS, Inc. Class B	30,380	916,868
Viasat, Inc. *	3,695	164,575
Vimeo, Inc. *	7,335	131,737
Wayfair, Inc. Class A *	3,951	750,571
Wix.com Ltd. * (Israel)	2,731	430,924
World Wrestling Entertainment, Inc. Class A	2,453	121,031
Zendesk, Inc. *	6,008	626,574
Zillow Group, Inc. Class A *	2,860	177,949
Zillow Group, Inc. Class C *	8,951	571,521

		46,555,235

Consumer, Cyclical - 13.5%
Advance Auto Parts, Inc.	3,218	771,934
Alaska Air Group, Inc. *	6,311	328,803
Allison Transmission Holdings, Inc.	5,290	192,291
American Airlines Group, Inc. *	33,008	592,824
Aptiv PLC *	14,002	2,309,630
Aramark	12,175	448,649
AutoNation, Inc. *	2,144	250,526
AutoZone, Inc. *	1,087	2,278,776
Bath & Body Works, Inc.	12,685	885,286
Best Buy Co., Inc.	12,845	1,305,052
BorgWarner, Inc.	12,312	554,902
Boyd Gaming Corp. *	4,372	286,672
Brunswick Corp.	4,010	403,927
Burlington Stores, Inc. *	3,459	1,008,333
Caesars Entertainment, Inc. *	10,608	992,166
Capri Holdings Ltd. *	7,589	492,602
CarMax, Inc. *	8,477	1,103,960
Carnival Corp. *	44,522	895,783
Carter’s, Inc.	2,175	220,153
Carvana Co. *	4,052	939,213
Casey’s General Stores, Inc.	1,972	389,174
Chipotle Mexican Grill, Inc. *	1,456	2,545,452
Choice Hotels International, Inc.	1,766	275,478
Churchill Downs, Inc.	1,912	460,601
Columbia Sportswear Co.	1,978	192,736
Copa Holdings SA Class A * (Panama)	1,591	131,512
Copart, Inc. *	10,846	1,644,471
Core & Main, Inc. Class A *	1,784	54,127
Cummins, Inc.	7,446	1,624,270
Darden Restaurants, Inc.	6,747	1,016,368
Deckers Outdoor Corp. *	1,435	525,655
Delta Air Lines, Inc. *	33,222	1,298,316
Dick’s Sporting Goods, Inc.	3,354	385,676
Dolby Laboratories, Inc. Class A	3,449	328,414

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Dollar Tree, Inc. *	11,553	$1,623,428
Domino’s Pizza, Inc.	1,874	1,057,554
DR Horton, Inc.	17,133	1,858,074
DraftKings, Inc. Class A *	16,193	444,822
Fastenal Co.	29,771	1,907,130
Five Below, Inc. *	2,791	577,430
Floor & Decor Holdings, Inc. Class A *	5,363	697,244
Foot Locker, Inc.	4,815	210,078
Freshpet, Inc. *	2,155	205,307
GameStop Corp. Class A *	3,276	486,126
Gap, Inc.	9,671	170,693
Gentex Corp.	11,977	417,398
Genuine Parts Co.	7,130	999,626
Hanesbrands, Inc.	18,656	311,928
Harley-Davidson, Inc.	7,840	295,490
Hasbro, Inc.	6,725	684,470
Hilton Worldwide Holdings, Inc. *	14,216	2,217,554
Hyatt Hotels Corp. Class A *	2,565	245,983
IAA, Inc. *	7,236	366,286
JetBlue Airways Corp. *	17,203	244,971
Kohl’s Corp.	7,712	380,896
Lear Corp.	3,172	580,317
Leggett & Platt, Inc.	7,128	293,388
Lennar Corp. Class A	13,907	1,615,437
Lennar Corp. Class B	652	62,344
Leslie’s, Inc. *	6,997	165,549
Lithia Motors, Inc.	1,553	461,163
Live Nation Entertainment, Inc. *	7,154	856,262
LKQ Corp.	14,190	851,826
Lululemon Athletica, Inc. *	5,918	2,316,601
Madison Square Garden Sports Corp. *	952	165,391
Marriott Vacations Worldwide Corp.	2,189	369,897
Mattel, Inc. *	17,425	375,683
MGM Resorts International	20,031	898,991
Mohawk Industries, Inc. *	2,811	512,108
MSC Industrial Direct Co., Inc. Class A	2,351	197,625
Newell Brands, Inc.	19,560	427,190
Nordstrom, Inc. *	5,541	125,337
Norwegian Cruise Line Holdings Ltd. *	19,107	396,279
NVR, Inc. *	164	969,055
O’Reilly Automotive, Inc. *	3,452	2,437,906
Olaplex Holdings, Inc. *	4,186	121,938
Ollie’s Bargain Outlet Holdings, Inc. *	3,587	183,619
PACCAR, Inc.	17,680	1,560,437
Peloton Interactive, Inc. Class A *	13,968	499,496
Penn National Gaming, Inc. *	8,540	442,799
Penske Automotive Group, Inc.	1,616	173,268
Petco Health & Wellness Co., Inc. *	2,822	55,847
Planet Fitness, Inc. Class A *	4,197	380,164
Polaris, Inc.	2,982	327,752
Pool Corp.	2,019	1,142,754
PulteGroup, Inc.	12,804	731,877
PVH Corp.	3,747	399,618
QuantumScape Corp. *	12,672	281,192
Qurate Retail, Inc. Class A	17,400	132,240
Ralph Lauren Corp.	2,386	283,600
RH *	909	487,169
Royal Caribbean Cruises Ltd. *	11,370	874,353
Scotts Miracle-Gro Co.	2,060	331,660
SiteOne Landscape Supply, Inc. *	2,286	553,852
Six Flags Entertainment Corp. *	3,875	164,998
Skechers USA, Inc. Class A *	6,793	294,816
Southwest Airlines Co. *	30,650	1,313,046
Tapestry, Inc.	14,348	582,529
Tempur Sealy International, Inc.	9,460	444,904
Thor Industries, Inc.	2,871	297,924
Toll Brothers, Inc.	5,769	417,618
Tractor Supply Co.	5,893	1,406,070
Travel & Leisure Co.	4,622	255,458
TuSimple Holdings, Inc. Class A *	6,875	246,469

	Shares	Value
Ulta Beauty, Inc. *	2,759	$1,137,646
Under Armour, Inc. Class A *	9,503	201,369
Under Armour, Inc. Class C *	10,915	196,907
United Airlines Holdings, Inc. *	16,794	735,241
Univar Solutions, Inc. *	8,467	240,039
Vail Resorts, Inc.	2,097	687,606
VF Corp.	16,846	1,233,464
Victoria’s Secret, Inc. *	3,609	200,444
Virgin Galactic Holdings, Inc. *	9,120	122,026
Vroom, Inc. *	4,796	51,749
Watsco, Inc.	1,715	536,589
Wendy’s Co.	9,120	217,512
Whirlpool Corp.	3,063	718,764
Williams-Sonoma, Inc.	3,741	632,715
WW Grainger, Inc.	2,372	1,229,265
Wyndham Hotels & Resorts, Inc.	4,898	439,106
Wynn Resorts Ltd. *	5,522	469,591
YETI Holdings, Inc. *	4,456	369,090
Yum China Holdings, Inc. (China)	22,226	1,107,744
Yum! Brands, Inc.	15,295	2,123,864

		83,652,767

Consumer, Non-Cyclical - 17.1%
10X Genomics, Inc. Class A *	4,390	653,934
ABIOMED, Inc. *	2,306	828,246
Acadia Healthcare Co., Inc. *	4,426	268,658
Adaptive Biotechnologies Corp. *	5,224	146,585
ADT, Inc.	8,302	69,820
agilon health, Inc. *	8,656	233,712
Albertsons Cos., Inc. Class A	7,874	237,716
Alnylam Pharmaceuticals, Inc. *	6,174	1,046,987
Amedisys, Inc. *	1,655	267,911
AMERCO	478	347,138
AmerisourceBergen Corp.	7,782	1,034,150
Archer-Daniels-Midland Co.	28,892	1,952,810
Avantor, Inc. *	31,237	1,316,327
Avery Dennison Corp.	4,293	929,735
Beyond Meat, Inc. *	3,086	201,084
Bio-Rad Laboratories, Inc. Class A *	1,100	831,127
Bio-Techne Corp.	2,029	1,049,683
BioMarin Pharmaceutical, Inc. *	9,582	846,570
Booz Allen Hamilton Holding Corp.	6,967	590,732
Boston Beer Co., Inc. Class A *	502	253,560
Bright Horizons Family Solutions, Inc. *	3,013	379,276
Brown-Forman Corp. Class A	2,291	155,307
Brown-Forman Corp. Class B	9,495	691,806
Bruker Corp.	5,441	456,554
Bunge Ltd.	7,101	662,949
Campbell Soup Co.	10,071	437,686
Cardinal Health, Inc.	14,563	749,849
Catalent, Inc. *	8,825	1,129,865
Certara, Inc. *	5,454	155,003
Charles River Laboratories International, Inc. *	2,585	973,976
Chegg, Inc. *	7,239	222,237
Chemed Corp.	777	411,064
Church & Dwight Co., Inc.	12,731	1,304,928
Cintas Corp.	4,533	2,008,890
Clorox Co.	6,375	1,111,545
Conagra Brands, Inc.	24,518	837,290
Cooper Cos., Inc.	2,520	1,055,729
Corteva, Inc.	38,102	1,801,463
CoStar Group, Inc. *	20,323	1,606,127
Coty, Inc. Class A *	17,363	182,312
CureVac NV * (Germany)	2,639	90,544
Darling Ingredients, Inc. *	8,541	591,806
DaVita, Inc. *	3,470	394,747
DENTSPLY SIRONA, Inc.	11,174	623,397
DexCom, Inc. *	5,002	2,685,824
Driven Brands Holdings, Inc. *	2,742	92,186

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Dun & Bradstreet Holdings, Inc. *	8,910	$182,566
Elanco Animal Health, Inc. *	23,411	664,404
Encompass Health Corp.	5,016	327,344
Envista Holdings Corp. *	8,080	364,085
Equifax, Inc.	6,286	1,840,478
Euronet Worldwide, Inc. *	2,539	302,573
Exact Sciences Corp. *	8,964	697,668
Exelixis, Inc. *	16,634	304,070
FleetCor Technologies, Inc. *	4,117	921,549
Flowers Foods, Inc.	9,279	254,894
FTI Consulting, Inc. *	1,772	271,860
Gartner, Inc. *	4,152	1,388,097
Globus Medical, Inc. Class A *	4,096	295,731
Grand Canyon Education, Inc. *	2,057	176,305
Grocery Outlet Holding Corp. *	4,341	122,764
Guardant Health, Inc. *	4,621	462,192
GXO Logistics, Inc. *	5,145	467,320
H&R Block, Inc.	9,374	220,851
Hain Celestial Group, Inc. *	4,733	201,673
Henry Schein, Inc. *	7,024	544,571
Herbalife Nutrition Ltd. *	5,335	218,362
Hershey Co.	7,592	1,468,824
Hologic, Inc. *	13,037	998,113
Horizon Therapeutics PLC *	11,324	1,220,274
Hormel Foods Corp.	14,805	722,632
ICU Medical, Inc. *	1,073	254,666
IDEXX Laboratories, Inc. *	4,391	2,891,298
IHS Markit Ltd.	19,372	2,574,926
Incyte Corp. *	9,608	705,227
Ingredion, Inc.	3,423	330,799
Insulet Corp. *	3,407	906,501
Integra LifeSciences Holdings Corp. *	3,594	240,762
Ionis Pharmaceuticals, Inc. *	7,650	232,790
Iovance Biotherapeutics, Inc. *	7,664	146,306
IQVIA Holdings, Inc. *	9,897	2,792,340
J M Smucker Co.	5,458	741,306
Jazz Pharmaceuticals PLC *	3,108	395,959
Kellogg Co.	13,062	841,454
Kroger Co.	38,305	1,733,684
Laboratory Corp. of America Holdings *	5,003	1,571,993
Lamb Weston Holdings, Inc.	7,507	475,794
Legalzoom.com, Inc. *	961	15,443
ManpowerGroup, Inc.	2,883	280,602
Maravai LifeSciences Holdings, Inc. Class A *	5,692	238,495
MarketAxess Holdings, Inc.	1,949	801,565
Masimo Corp. *	2,613	765,034
McCormick & Co., Inc.	12,945	1,250,616
McKesson Corp.	7,985	1,984,831
Mirati Therapeutics, Inc. *	2,180	319,784
Mister Car Wash, Inc. *	3,982	72,512
Molina Healthcare, Inc. *	2,942	935,791
Molson Coors Beverage Co. Class B	9,167	424,890
Morningstar, Inc.	1,175	401,838
Natera, Inc. *	4,456	416,146
Nektar Therapeutics *	10,176	137,478
Neurocrine Biosciences, Inc. *	4,977	423,891
Nielsen Holdings PLC	19,058	390,880
Novavax, Inc. *	3,910	559,404
Novocure Ltd. *	5,429	407,609
Oak Street Health, Inc. *	5,002	165,766
Organon & Co.	13,217	402,458
Paylocity Holding Corp. *	2,038	481,294
Paysafe Ltd. *	36,137	141,296
Penumbra, Inc. *	1,804	518,325
PerkinElmer, Inc.	6,543	1,315,536
Perrigo Co. PLC	7,092	275,879
Pilgrim’s Pride Corp. *	2,178	61,420
Post Holdings, Inc. *	3,053	344,165
Premier, Inc. Class A	6,174	254,184

	Shares	Value
QIAGEN NV *	11,666	$648,396
Quanta Services, Inc.	7,339	841,490
Quest Diagnostics, Inc.	6,328	1,094,807
Quidel Corp. *	1,887	254,726
Repligen Corp. *	2,824	747,908
ResMed, Inc.	7,465	1,944,483
Reynolds Consumer Products, Inc.	3,066	96,272
Robert Half International, Inc.	5,659	631,092
Rollins, Inc.	11,815	404,191
Royalty Pharma PLC Class A	16,728	666,611
Sabre Corp. *	16,124	138,505
Sage Therapeutics, Inc. *	2,598	110,519
Sarepta Therapeutics, Inc. *	4,320	389,016
Seaboard Corp.	11	43,285
Seagen, Inc. *	6,940	1,072,924
Service Corp. International	8,281	587,868
Shift4 Payments, Inc. Class A *	2,024	117,250
Sotera Health Co. *	5,070	119,399
Spectrum Brands Holdings, Inc.	2,131	216,765
STERIS PLC	4,432	1,078,793
StoneCo Ltd. Class A * (Brazil)	11,316	190,788
Syneos Health, Inc. *	5,242	538,249
Tandem Diabetes Care, Inc. *	3,214	483,771
Teladoc Health, Inc. *	7,900	725,378
Teleflex, Inc.	2,440	801,491
Terminix Global Holdings, Inc. *	5,983	270,611
TransUnion	9,930	1,177,499
Tyson Foods, Inc. Class A	14,902	1,298,858
US Foods Holding Corp. *	11,290	393,231
Ultragenyx Pharmaceutical, Inc. *	3,382	284,392
United Rentals, Inc. *	3,752	1,246,752
United Therapeutics Corp. *	2,289	494,607
Universal Health Services, Inc. Class B	3,626	470,147
Verisk Analytics, Inc.	8,235	1,883,592
Viatris, Inc.	62,832	850,117
Waters Corp. *	3,121	1,162,885
West Pharmaceutical Services, Inc.	3,813	1,788,335
WEX, Inc. *	2,231	313,210
Zimmer Biomet Holdings, Inc.	10,831	1,375,970

		106,135,165

Energy - 4.2%
Antero Midstream Corp.	18,498	179,061
APA Corp.	18,714	503,219
Baker Hughes Co.	38,304	921,594
Cheniere Energy, Inc.	12,170	1,234,281
Continental Resources, Inc.	3,639	162,882
Coterra Energy, Inc.	41,676	791,844
Devon Energy Corp.	34,979	1,540,825
Diamondback Energy, Inc.	9,370	1,010,555
DTE Midstream LLC *	4,817	231,120
Enphase Energy, Inc. *	6,846	1,252,407
EQT Corp. *	15,791	344,402
First Solar, Inc. *	5,446	474,673
Fluence Energy, Inc. *	1,761	62,621
Halliburton Co.	45,976	1,051,471
Hess Corp.	14,389	1,065,218
HollyFrontier Corp.	7,580	248,472
Marathon Oil Corp.	40,162	659,460
Marathon Petroleum Corp.	31,910	2,041,921
New Fortress Energy, Inc.	1,316	31,768
NOV, Inc.	21,007	284,645
Occidental Petroleum Corp.	43,916	1,273,125
ONEOK, Inc.	23,067	1,355,417
Phillips 66	22,722	1,646,436
Pioneer Natural Resources Co.	11,199	2,036,874
Plug Power, Inc. *	26,910	759,669
Shoals Technologies Group, Inc. Class A *	4,925	119,678
Sunrun, Inc. *	10,787	369,994
Targa Resources Corp.	11,919	622,649

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Texas Pacific Land Corp.	306	$382,154
Valero Energy Corp.	21,186	1,591,281
Williams Cos., Inc.	63,081	1,642,629

		25,892,345

Financial - 19.4%
Affiliated Managers Group, Inc.	2,061	339,055
Aflac, Inc.	33,825	1,975,042
AGNC Investment Corp. REIT	27,110	407,734
Air Lease Corp.	5,810	256,976
Alexandria Real Estate Equities, Inc. REIT	8,003	1,784,349
Alleghany Corp. *	673	449,288
Alliance Data Systems Corp.	2,375	158,104
Ally Financial, Inc.	17,960	855,076
American Campus Communities, Inc. REIT	7,280	417,071
American Financial Group, Inc.	3,495	479,933
American Homes 4 Rent Class A REIT	14,792	645,079
Americold Realty Trust REIT	14,068	461,290
Ameriprise Financial, Inc.	5,803	1,750,533
Annaly Capital Management, Inc. REIT	72,489	566,864
Apartment Income REIT Corp.	7,873	430,417
Apollo Global Management, Inc.	12,252	887,412
Arch Capital Group Ltd. *	19,057	847,084
Ares Management Corp. Class A	7,366	598,635
Arthur J Gallagher & Co.	10,660	1,808,682
Assurant, Inc.	2,864	446,383
Assured Guaranty Ltd.	3,317	166,513
Athene Holding Ltd. Class A *	6,028	502,313
AvalonBay Communities, Inc. REIT	7,233	1,826,983
Axis Capital Holdings Ltd.	3,880	211,344
Bank of Hawaii Corp.	2,001	167,604
Bank OZK	6,199	288,439
BOK Financial Corp.	1,440	151,906
Boston Properties, Inc. REIT	8,145	938,141
Brighthouse Financial, Inc. *	4,082	211,448
Brixmor Property Group, Inc. REIT	15,829	402,215
Brown & Brown, Inc.	12,185	856,362
Camden Property Trust REIT	5,127	916,092
Carlyle Group, Inc.	8,473	465,168
Cboe Global Markets, Inc.	5,516	719,286
CBRE Group, Inc. Class A *	17,324	1,879,827
Cincinnati Financial Corp.	7,796	888,198
Citizens Financial Group, Inc.	22,053	1,042,004
CNA Financial Corp.	1,447	63,784
Comerica, Inc.	6,619	575,853
Commerce Bancshares, Inc.	5,920	406,941
Cousins Properties, Inc. REIT	7,964	320,790
Credit Acceptance Corp. *	411	282,636
CubeSmart REIT	11,109	632,213
Cullen/Frost Bankers, Inc.	2,872	362,073
CyrusOne, Inc. REIT	6,578	590,178
Discover Financial Services	15,121	1,747,383
Douglas Emmett, Inc. REIT	8,505	284,917
Duke Realty Corp. REIT	19,721	1,294,486
East West Bancorp, Inc.	7,442	585,537
EPR Properties REIT	3,757	178,420
Equitable Holdings, Inc.	18,471	605,664
Equity LifeStyle Properties, Inc. REIT	9,069	794,989
Equity Residential REIT	19,122	1,730,541
Erie Indemnity Co. Class A	1,253	241,403
Essex Property Trust, Inc. REIT	3,362	1,184,197
Evercore, Inc. Class A	2,005	272,379
Everest Re Group Ltd.	1,968	539,075
Extra Space Storage, Inc. REIT	6,803	1,542,444
Federal Realty Investment Trust REIT	4,022	548,279
Fidelity National Financial, Inc.	14,148	738,243
Fifth Third Bancorp	35,541	1,547,811
First American Financial Corp.	5,522	431,986
First Citizens BancShares, Inc. Class A	298	247,292
First Hawaiian, Inc.	6,579	179,804

	Shares	Value
First Horizon Corp.	27,920	$455,934
First Industrial Realty Trust, Inc. REIT	6,639	439,502
First Republic Bank	9,239	1,907,946
FNB Corp.	16,512	200,291
Franklin Resources, Inc.	14,794	495,451
Gaming & Leisure Properties, Inc. REIT	11,707	569,663
Globe Life, Inc.	5,263	493,248
GoHealth, Inc. Class A *	1,950	7,391
Hanover Insurance Group, Inc.	1,771	232,107
Hartford Financial Services Group, Inc.	17,437	1,203,850
Healthcare Trust of America, Inc. Class A REIT	11,586	386,857
Healthpeak Properties, Inc. REIT	28,000	1,010,520
Highwoods Properties, Inc. REIT	5,202	231,957
Host Hotels & Resorts, Inc. REIT *	37,161	646,230
Howard Hughes Corp. *	2,147	218,522
Hudson Pacific Properties, Inc. REIT	7,691	190,045
Huntington Bancshares, Inc.	74,010	1,141,234
Interactive Brokers Group, Inc. Class A	4,036	320,539
Invesco Ltd.	16,574	381,533
Invitation Homes, Inc. REIT	30,962	1,403,817
Iron Mountain, Inc. REIT	15,004	785,159
Janus Henderson Group PLC	8,813	369,617
JBG SMITH Properties REIT	6,183	177,514
Jefferies Financial Group, Inc.	11,216	435,181
Jones Lang LaSalle, Inc. *	2,620	705,671
Kemper Corp.	3,164	186,012
KeyCorp	47,660	1,102,376
Kilroy Realty Corp. REIT	6,191	411,454
Kimco Realty Corp. REIT	30,138	742,902
KKR & Co., Inc.	28,863	2,150,293
Lamar Advertising Co. Class A REIT	4,550	551,915
Lazard Ltd. Class A	5,120	223,386
Lemonade, Inc. *	1,711	72,050
Life Storage, Inc. REIT	4,225	647,185
Lincoln National Corp.	9,213	628,879
Loews Corp.	11,062	638,941
LPL Financial Holdings, Inc.	4,106	657,330
M&T Bank Corp.	6,662	1,023,150
Markel Corp. *	705	869,970
Medical Properties Trust, Inc. REIT	30,955	731,467
Mercury General Corp.	1,210	64,203
MGIC Investment Corp.	15,903	229,321
Mid-America Apartment Communities, Inc. REIT	6,031	1,383,753
Nasdaq, Inc.	6,036	1,267,620
National Retail Properties, Inc. REIT	8,780	422,055
New Residential Investment Corp. REIT	22,606	242,110
New York Community Bancorp, Inc.	24,306	296,776
Northern Trust Corp.	10,663	1,275,401
Old Republic International Corp.	14,562	357,934
Omega Healthcare Investors, Inc. REIT	12,708	376,030
OneMain Holdings, Inc.	5,824	291,433
Orion Office REIT, Inc. REIT *	2,797	52,220
PacWest Bancorp	5,924	267,587
Park Hotels & Resorts, Inc. REIT *	12,175	229,864
People’s United Financial, Inc.	22,610	402,910
Pinnacle Financial Partners, Inc.	3,937	375,983
Popular, Inc.	4,215	345,799
Primerica, Inc.	2,000	306,540
Principal Financial Group, Inc.	13,488	975,587
Prosperity Bancshares, Inc.	4,600	332,580
Prudential Financial, Inc.	19,557	2,116,850
Raymond James Financial, Inc.	9,681	971,972
Rayonier, Inc. REIT	7,626	307,785
Realty Income Corp. REIT	29,347	2,100,952
Regency Centers Corp. REIT	8,842	666,245
Regions Financial Corp.	49,877	1,087,319
Reinsurance Group of America, Inc.	3,629	397,339
RenaissanceRe Holdings Ltd. (Bermuda)	2,424	410,456

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Rexford Industrial Realty, Inc. REIT	7,865	$637,930
Rocket Cos., Inc. Class A	6,661	93,254
Santander Consumer USA Holdings, Inc.	2,994	125,808
SBA Communications Corp. REIT	5,620	2,186,292
SEI Investments Co.	5,716	348,333
Signature Bank	3,026	978,820
Simon Property Group, Inc. REIT	16,924	2,703,947
SL Green Realty Corp. REIT	3,596	257,833
SLM Corp.	15,016	295,365
Spirit Realty Capital, Inc. REIT	6,516	314,006
Starwood Property Trust, Inc. REIT	15,018	364,937
State Street Corp.	18,938	1,761,234
Sterling Bancorp	9,926	255,992
Stifel Financial Corp.	5,329	375,268
STORE Capital Corp. REIT	12,240	421,056
Sun Communities, Inc. REIT	5,942	1,247,642
SVB Financial Group *	2,937	1,991,991
Synchrony Financial	28,328	1,314,136
Synovus Financial Corp.	7,773	372,094
T Rowe Price Group, Inc.	11,690	2,298,722
TFS Financial Corp.	2,694	48,142
Tradeweb Markets, Inc. Class A	5,419	542,659
UDR, Inc. REIT	15,956	957,200
Umpqua Holdings Corp.	11,138	214,295
Unum Group	11,057	271,670
Upstart Holdings, Inc. *	2,421	366,297
UWM Holdings Corp.	4,728	27,990
Ventas, Inc. REIT	20,673	1,056,804
VICI Properties, Inc. REIT	32,629	982,459
Virtu Financial, Inc. Class A	4,636	133,656
Vornado Realty Trust REIT	8,978	375,819
Voya Financial, Inc.	5,750	381,282
W R Berkley Corp.	7,160	589,912
Webster Financial Corp.	4,875	272,220
Welltower, Inc. REIT	22,594	1,937,887
Western Alliance Bancorp	5,307	571,299
Western Union Co.	20,917	373,159
Weyerhaeuser Co. REIT	39,148	1,612,115
White Mountains Insurance Group Ltd.	151	153,099
Willis Towers Watson PLC	6,430	1,527,061
Wintrust Financial Corp.	3,057	277,637
WP Carey, Inc. REIT	9,612	788,665
Zions Bancorp NA	7,813	493,469

		120,029,337

Industrial - 13.6%
Acuity Brands, Inc.	1,733	366,911
Advanced Drainage Systems, Inc.	3,221	438,475
AECOM *	7,146	552,743
AGCO Corp.	3,119	361,866
Agilent Technologies, Inc.	15,788	2,520,554
Allegion PLC	4,657	616,773
Amcor PLC	80,847	970,972
AMETEK, Inc.	11,962	1,758,892
Amphenol Corp. Class A	30,301	2,650,125
AO Smith Corp.	6,818	585,325
AptarGroup, Inc.	3,379	413,860
Ardagh Group SA *	1,329	30,002
Ardagh Metal Packaging SA *	3,886	35,091
Armstrong World Industries, Inc.	2,426	281,707
Arrow Electronics, Inc. *	3,483	467,662
Avnet, Inc.	4,982	205,408
Axon Enterprise, Inc. *	3,366	528,462
AZEK Co., Inc. *	5,904	273,001
Ball Corp.	16,483	1,586,818
Berry Global Group, Inc. *	7,129	525,978
Builders FirstSource, Inc. *	9,826	842,186
BWX Technologies, Inc.	4,856	232,505
Carlisle Cos., Inc.	2,641	655,285
Carrier Global Corp.	45,120	2,447,309

	Shares	Value
CH Robinson Worldwide, Inc.	6,787	$730,485
ChargePoint Holdings, Inc. *	11,608	221,132
Clean Harbors, Inc. *	2,598	259,202
Cognex Corp.	8,965	697,118
Coherent, Inc. *	1,312	349,700
Colfax Corp. *	5,967	274,303
Crane Co.	2,638	268,364
Crown Holdings, Inc.	6,279	694,583
Curtiss-Wright Corp.	1,990	275,953
Donaldson Co., Inc.	6,152	364,568
Dover Corp.	7,445	1,352,012
Eagle Materials, Inc.	1,983	330,090
Expeditors International of Washington, Inc.	8,729	1,172,217
Flowserve Corp.	6,646	203,368
Fortive Corp.	16,950	1,293,115
Fortune Brands Home & Security, Inc.	6,908	738,465
frontdoor, Inc. *	4,346	159,281
Garmin Ltd.	7,881	1,073,156
Gates Industrial Corp. PLC *	5,444	86,614
Generac Holdings, Inc. *	3,190	1,122,625
Graco, Inc.	8,708	702,039
Graphic Packaging Holding Co.	14,461	281,989
Hayward Holdings, Inc. *	2,616	68,618
HEICO Corp.	2,323	335,023
HEICO Corp. Class A	3,961	509,068
Hexcel Corp. *	4,232	219,218
Howmet Aerospace, Inc.	20,092	639,528
Hubbell, Inc.	2,781	579,199
Huntington Ingalls Industries, Inc.	2,014	376,094
IDEX Corp.	3,939	930,864
Ingersoll Rand, Inc.	21,037	1,301,559
ITT, Inc.	4,561	466,089
Jabil, Inc.	7,604	534,941
Jacobs Engineering Group, Inc.	6,735	937,714
JB Hunt Transport Services, Inc.	4,365	892,206
Keysight Technologies, Inc. *	9,619	1,986,420
Kirby Corp. *	3,025	179,746
Knight-Swift Transportation Holdings, Inc.	8,339	508,179
Landstar System, Inc.	2,037	364,664
Lennox International, Inc.	1,742	565,035
Lincoln Electric Holdings, Inc.	2,893	403,487
Littelfuse, Inc.	1,201	377,931
Louisiana-Pacific Corp.	4,549	356,414
Martin Marietta Materials, Inc.	3,217	1,417,153
Masco Corp.	12,572	882,806
MasTec, Inc. *	2,990	275,917
MDU Resources Group, Inc.	10,732	330,975
Mercury Systems, Inc. *	3,125	172,063
Mettler-Toledo International, Inc. *	1,175	1,994,222
Middleby Corp. *	2,894	569,423
MSA Safety, Inc.	1,968	297,089
National Instruments Corp.	6,547	285,907
Nordson Corp.	3,055	779,850
nVent Electric PLC	8,473	321,974
Old Dominion Freight Line, Inc.	5,303	1,900,489
Oshkosh Corp.	3,438	387,497
Otis Worldwide Corp.	22,097	1,923,986
Owens Corning	5,184	469,152
Packaging Corp. of America	4,946	673,398
Parker-Hannifin Corp.	6,675	2,123,451
Pentair PLC	8,575	626,232
Regal Rexnord Corp.	3,548	603,799
Republic Services, Inc.	10,901	1,520,144
Rockwell Automation, Inc.	6,023	2,101,124
Ryder System, Inc.	2,663	219,511
Schneider National, Inc. Class B	2,400	64,584
Sealed Air Corp.	7,833	528,493
Sensata Technologies Holding PLC *	8,197	505,673
Silgan Holdings, Inc.	4,393	188,196
Snap-on, Inc.	2,750	592,295

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Sonoco Products Co.	5,118	$296,281
Spirit AeroSystems Holdings, Inc. Class A	5,420	233,548
Stanley Black & Decker, Inc.	8,374	1,579,504
Stericycle, Inc. *	4,665	278,221
TD SYNNEX Corp.	2,108	241,071
Teledyne Technologies, Inc. *	2,392	1,045,041
Textron, Inc.	11,360	876,992
Timken Co.	3,179	220,273
TopBuild Corp. *	1,711	472,082
Toro Co.	5,426	542,112
Trane Technologies PLC	12,385	2,502,142
TransDigm Group, Inc. *	2,682	1,706,503
Trex Co., Inc. *	6,035	814,906
Trimble, Inc. *	12,991	1,132,685
Universal Display Corp.	2,299	379,404
Valmont Industries, Inc.	1,064	266,532
Vertiv Holdings Co.	16,665	416,125
Vontier Corp.	8,998	276,509
Vulcan Materials Co.	6,860	1,423,999
Westinghouse Air Brake Technologies Corp.	9,133	841,241
Westrock Co.	13,695	607,510
Woodward, Inc.	3,005	328,927
XPO Logistics, Inc. *	4,963	384,285
Xylem, Inc.	9,287	1,113,697

		84,265,279

Technology - 14.4%
Akamai Technologies, Inc. *	8,339	975,997
Allegro MicroSystems, Inc. * (Japan)	2,410	87,194
Alteryx, Inc. Class A *	3,194	193,237
Amdocs Ltd.	6,813	509,885
ANSYS, Inc. *	4,529	1,816,672
Aspen Technology, Inc. *	3,447	524,633
Avalara, Inc. *	4,442	573,507
Azenta, Inc.	3,825	394,396
Bentley Systems, Inc. Class B	7,216	348,749
Bill.com Holdings, Inc. *	4,763	1,186,701
Black Knight, Inc. *	8,004	663,452
Broadridge Financial Solutions, Inc.	5,999	1,096,737
C3.ai, Inc. Class A *	3,077	96,156
CACI International, Inc. Class A *	1,219	328,167
Cadence Design Systems, Inc. *	14,259	2,657,165
CDK Global, Inc.	6,289	262,503
Ceridian HCM Holding, Inc. *	6,793	709,597
Cerner Corp.	15,341	1,424,719
Change Healthcare, Inc. *	13,136	280,848
Cirrus Logic, Inc. *	2,932	269,803
Citrix Systems, Inc.	6,440	609,160
Clarivate PLC *	22,897	538,537
Cloudflare, Inc. Class A *	13,404	1,762,626
Concentrix Corp.	2,105	375,995
Coupa Software, Inc. *	3,856	609,441
Cree, Inc. *	5,980	668,385
Crowdstrike Holdings, Inc. Class A *	10,226	2,093,774
Datadog, Inc. Class A *	13,198	2,350,696
Datto Holding Corp. *	1,007	26,534
Definitive Healthcare Corp. *	685	18,721
DocuSign, Inc. *	10,007	1,524,166
DoubleVerify Holdings, Inc. *	2,682	89,257
Dropbox, Inc. Class A *	14,975	367,487
Duck Creek Technologies, Inc. *	3,680	110,805
DXC Technology Co. *	12,920	415,895
Dynatrace, Inc. *	10,338	623,898
Elastic NV *	3,806	468,481
Entegris, Inc.	6,956	963,962
EPAM Systems, Inc. *	2,792	1,866,312
Everbridge, Inc. *	1,769	119,107
Fair Isaac Corp. *	1,342	581,985
Fastly, Inc. Class A *	5,209	184,659

	Shares	Value
Five9, Inc. *	3,550	$487,486
Fortinet, Inc. *	6,948	2,497,111
Genpact Ltd.	9,472	502,774
GLOBALFOUNDRIES, Inc. *	2,717	176,523
Globant SA *	2,128	668,384
Guidewire Software, Inc. *	4,426	502,484
Hewlett Packard Enterprise Co.	67,450	1,063,687
HP, Inc.	59,838	2,254,097
HubSpot, Inc. *	2,338	1,541,093
Informatica, Inc. Class A *	1,734	64,123
IPG Photonics Corp. *	1,905	327,927
Jack Henry & Associates, Inc.	3,875	647,086
Jamf Holding Corp. *	2,628	99,890
Leidos Holdings, Inc.	7,262	645,592
Loyalty Ventures, Inc. *	950	28,567
Lumentum Holdings, Inc. *	3,664	387,541
Manhattan Associates, Inc. *	3,347	520,425
Marvell Technology, Inc.	42,501	3,718,412
McAfee Corp. Class A	4,231	109,117
Microchip Technology, Inc.	28,271	2,461,273
MKS Instruments, Inc.	2,777	483,670
MongoDB, Inc. *	3,293	1,743,150
Monolithic Power Systems, Inc.	2,325	1,146,992
MSCI, Inc.	4,161	2,549,403
N-Able, Inc. *	1,909	21,190
nCino, Inc. *	2,862	157,009
NCR Corp. *	6,567	263,993
NetApp, Inc.	11,544	1,061,933
New Relic, Inc. *	2,631	289,305
Nuance Communications, Inc. *	14,804	818,957
Nutanix, Inc. Class A *	10,924	348,039
ON Semiconductor Corp. *	21,964	1,491,795
Palantir Technologies, Inc. Class A *	86,118	1,568,209
Paychex, Inc.	16,712	2,281,188
Paycom Software, Inc. *	2,630	1,091,950
Paycor HCM, Inc. *	1,686	48,574
Pegasystems, Inc.	2,133	238,512
Playtika Holding Corp. *	5,299	91,620
Procore Technologies, Inc. *	3,085	246,707
PTC, Inc. *	5,547	672,019
Pure Storage, Inc. Class A *	13,464	438,253
Qorvo, Inc. *	5,773	902,839
RingCentral, Inc. Class A *	4,239	794,177
Science Applications International Corp.	2,969	248,179
Signify Health, Inc. Class A *	3,215	45,717
Skillz, Inc. *	16,193	120,476
Skyworks Solutions, Inc.	8,557	1,327,533
Smartsheet, Inc. Class A *	6,447	499,320
SolarWinds Corp.	1,909	27,089
Splunk, Inc. *	8,234	952,838
SS&C Technologies Holdings, Inc.	11,626	953,099
Synopsys, Inc. *	7,873	2,901,201
Take-Two Interactive Software, Inc. *	5,874	1,043,927
Teradata Corp. *	5,500	233,585
Teradyne, Inc.	8,410	1,375,287
Thoughtworks Holding, Inc. *	2,203	59,062
Tyler Technologies, Inc. *	2,092	1,125,391
Unity Software, Inc. *	7,816	1,117,610
Veeva Systems, Inc. Class A *	7,108	1,815,952
Western Digital Corp. *	16,191	1,055,815
Xerox Holdings Corp.	7,632	172,788
Xilinx, Inc.	12,761	2,705,715
Zebra Technologies Corp. Class A *	2,766	1,646,323
Zscaler, Inc. *	4,092	1,314,882
Zynga, Inc. Class A *	53,302	341,133

		89,305,999

Utilities - 4.5%
AES Corp.	34,386	835,580
Alliant Energy Corp.	12,979	797,819
Ameren Corp.	13,206	1,175,466

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
American Water Works Co., Inc.	9,421	$1,779,250
Atmos Energy Corp.	6,710	703,007
Avangrid, Inc.	2,877	143,505
Brookfield Renewable Corp. Class A	6,841	251,954
CenterPoint Energy, Inc.	30,916	862,865
CMS Energy Corp.	14,832	964,822
Consolidated Edison, Inc.	18,370	1,567,328
DTE Energy Co.	10,012	1,196,834
Edison International	19,371	1,322,071
Entergy Corp.	10,471	1,179,558
Essential Utilities, Inc.	11,959	642,079
Evergy, Inc.	11,864	813,989
Eversource Energy	17,810	1,620,354
FirstEnergy Corp.	28,247	1,174,793
Hawaiian Electric Industries, Inc.	5,467	226,880
IDACORP, Inc.	2,716	307,750
National Fuel Gas Co.	4,702	300,646
NiSource, Inc.	20,103	555,044
NRG Energy, Inc.	12,878	554,784
OGE Energy Corp.	10,626	407,826
PG&E Corp. *	78,505	953,051
Pinnacle West Capital Corp.	5,811	410,198
PPL Corp.	38,544	1,158,633
Public Service Enterprise Group, Inc.	26,169	1,746,257
UGI Corp.	10,966	503,449
Vistra Corp.	24,741	563,353
WEC Energy Group, Inc.	16,375	1,589,521
Xcel Energy, Inc.	27,938	1,891,403

		28,200,069

Total Common Stocks (Cost $484,206,962)		603,849,319

EXCHANGE-TRADED FUND - 1.3%
iShares Russell Mid-Cap	95,525	7,929,530

Total Exchange-Traded Fund (Cost $7,668,198)		7,929,530

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.1%
Repurchase Agreement - 1.1%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $7,049,992; collateralized by U.S. Treasury Inflation Indexed Notes: 0.125% due 01/15/2030 and value $7,191,054)	$7,049,992	7,049,992

Total Short-Term Investment (Cost $7,049,992)		7,049,992

TOTAL INVESTMENTS - 99.8% (Cost $498,925,152)		618,828,841

DERIVATIVES - 0.1%		187,642

OTHER ASSETS & LIABILITIES, NET - 0.1%		818,929

NET ASSETS - 100.0%		$619,835,412

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	19.4%
Consumer, Non-Cyclical	17.1%
Technology	14.4%
Industrial	13.6%
Consumer, Cyclical	13.5%
Communications	7.5%
Utilities	4.5%
Energy	4.2%
Basic Materials	3.2%
Others (each less than 3.0%)	2.4%

99.8%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/22	11	$2,568,605	$2,617,175	$48,570
S&P MID 400 E-Mini Index	03/22	19	5,252,558	5,391,630	139,072

Total Futures Contracts					$187,642

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$19,813,123	$19,813,123	$-	$-
	Communications	46,555,235	46,555,235	-	-
	Consumer, Cyclical	83,652,767	83,652,767	-	-
	Consumer, Non-Cyclical	106,135,165	106,135,165	-	-
	Energy	25,892,345	25,892,345	-	-
	Financial	120,029,337	120,029,337	-	-
	Industrial	84,265,279	84,235,277	30,002	-
	Technology	89,305,999	89,305,999	-	-
	Utilities	28,200,069	28,200,069	-	-

	Total Common Stocks	603,849,319	603,819,317	30,002	-

	Exchange-Traded Fund	7,929,530	7,929,530	-	-
	Short-Term Investment	7,049,992	-	7,049,992	-
	Derivatives:
	Equity Contracts
	Futures	187,642	187,642	-	-

	Total	$619,016,483	$611,936,489	$7,079,994	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
RIGHTS - 0.0%
Consumer, Non-Cyclical - 0.0%
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	758	$2,274
Oncternal Therapeutics, Inc. - Contingent Value Rights * Ω ±	33	34

		2,308

Total Rights (Cost $68)		2,308

COMMON STOCKS - 97.4%
Basic Materials - 3.1%
Allegheny Technologies, Inc. *	7,703	122,709
American Vanguard Corp.	653	10,703
Amyris, Inc. *	2,045	11,063
Balchem Corp.	3,165	533,619
Cabot Corp.	5,603	314,889
Century Aluminum Co. *	259	4,289
Codexis, Inc. *	5,952	186,119
Coeur Mining, Inc. *	17,288	87,132
Compass Minerals International, Inc.	3,381	172,701
Danimer Scientific, Inc. *	8,943	76,194
Energy Fuels, Inc. *	13,108	100,014
Ferro Corp. *	6,722	146,741
Gatos Silver, Inc. *	3,878	40,254
Hawkins, Inc.	1,235	48,721
HB Fuller Co.	918	74,358
Hecla Mining Co.	15,482	80,816
Ingevity Corp. *	3,920	281,064
Innospec, Inc.	741	66,942
Kaiser Aluminum Corp.	196	18,412
Kronos Worldwide, Inc.	315	4,728
Livent Corp. *	15,977	389,519
Marrone Bio Innovations, Inc. *	8,861	6,382
MP Materials Corp. *	7,474	339,469
Novagold Resources, Inc. * (Canada)	23,370	160,318
Orion Engineered Carbons SA * (Germany)	6,056	111,188
Perpetua Resources Corp. *	3,079	14,625
PolyMet Mining Corp. * (Canada)	852	2,130
Quaker Chemical Corp.	1,328	306,476
Rogers Corp. *	1,622	442,806
Schnitzer Steel Industries, Inc. Class A	211	10,955
Sensient Technologies Corp.	2,149	215,029
Stepan Co.	187	23,242
Trinseo PLC	3,856	202,286
Ur-Energy, Inc. *	16,480	20,106
Uranium Energy Corp. *	25,249	84,584
US Lime & Minerals, Inc.	8	1,032
Zymergen, Inc. *	1,501	10,042

		4,721,657

Communications - 5.5%
1-800-Flowers.com, Inc. Class A *	2,633	61,533
1stdibs.com, Inc. *	475	5,942
A10 Networks, Inc.	4,976	82,502
ADTRAN, Inc.	358	8,173
aka Brands Holding Corp. *	551	5,097
AMC Networks, Inc. Class A *	1,482	51,040
Anterix, Inc. *	338	19,861
Bright Health Group, Inc. *	3,748	12,893
CalAmp Corp. *	3,437	24,265
Calix, Inc. *	4,510	360,665
Cambium Networks Corp. *	1,045	26,783
Cargurus, Inc. *	9,414	316,687
CarParts.com, Inc. *	4,818	53,962
Cars.com, Inc. *	907	14,594

	Shares	Value
Casa Systems, Inc. *	3,222	$18,269
ChannelAdvisor Corp. *	2,100	51,828
Clear Channel Outdoor Holdings, Inc. *	2,975	9,847
Clearfield, Inc. *	1,126	95,057
Cogent Communications Holdings, Inc.	4,214	308,381
Couchbase, Inc. *	706	17,622
CuriosityStream, Inc. *	410	2,431
Digital Media Solutions, Inc. Class A *	139	664
DZS, Inc. *	688	11,159
Eventbrite, Inc. Class A *	7,553	131,724
EverQuote, Inc. Class A *	1,886	29,535
Extreme Networks, Inc. *	12,587	197,616
fuboTV, Inc. *	13,354	207,254
Globalstar, Inc. *	52,375	60,755
Gogo, Inc. *	396	5,358
Groupon, Inc. *	2,022	46,830
Harmonic, Inc. *	1,640	19,286
Houghton Mifflin Harcourt Co. *	11,787	189,771
HyreCar, Inc. *	1,566	7,376
IDT Corp. Class B *	1,489	65,754
iHeartMedia, Inc. Class A *	5,076	106,799
Infinera Corp. *	18,173	174,279
InterDigital, Inc.	1,255	89,896
Iridium Communications, Inc. *	8,782	362,609
Liquidity Services, Inc. *	2,643	58,357
LiveOne, Inc. *	6,321	8,091
Lulu’s Fashion Lounge Holdings, Inc. *	362	3,703
Magnite, Inc. *	12,810	224,175
MediaAlpha, Inc. Class A *	1,884	29,089
Mimecast Ltd. *	6,004	477,738
National CineMedia, Inc.	492	1,383
Ooma, Inc. *	1,210	24,732
Open Lending Corp. Class A *	10,287	231,252
Overstock.com, Inc. *	4,243	250,379
Perficient, Inc. *	3,213	415,409
Plantronics, Inc. *	1,766	51,814
Q2 Holdings, Inc. *	5,404	429,294
QuinStreet, Inc. *	4,944	89,931
Quotient Technology, Inc. *	8,084	59,983
RealReal, Inc. *	7,916	91,905
Revolve Group, Inc. *	2,231	125,025
Shenandoah Telecommunications Co.	1,592	40,596
Shutterstock, Inc.	2,307	255,800
Sinclair Broadcast Group, Inc. Class A	726	19,188
Solo Brands, Inc. Class A *	644	10,066
Stagwell, Inc. *	497	4,309
Stitch Fix, Inc. Class A *	8,047	152,249
TechTarget, Inc. *	2,580	246,803
Telesat Corp. * (Canada)	1,266	36,296
Thryv Holdings, Inc. *	602	24,760
Tucows, Inc. Class A *	968	81,138
Upwork, Inc. *	11,631	397,315
Value Line, Inc.	93	4,354
Viavi Solutions, Inc. *	21,125	372,223
Vonage Holdings Corp. *	23,820	495,218
WideOpenWest, Inc. *	3,260	70,155
Yelp, Inc. *	6,561	237,771

		8,274,598

Consumer, Cyclical - 14.2%
Abercrombie & Fitch Co. Class A *	490	17,067
Accel Entertainment, Inc. *	5,551	72,274
Acushnet Holdings Corp.	1,006	53,398
Adient PLC *	1,211	57,983
Allegiant Travel Co. *	1,520	284,301
America’s Car-Mart, Inc. *	506	51,814
American Axle & Manufacturing Holdings, Inc. *	5,650	52,714
American Eagle Outfitters, Inc.	15,010	380,053
Arcimoto, Inc. *	2,743	21,340

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Arko Corp. *	11,977	$105,038
Asbury Automotive Group, Inc. *	2,283	394,343
Aspen Aerogels, Inc. *	2,175	108,293
Aterian, Inc. *	2,722	11,187
Avient Corp.	946	52,929
Bally’s Corp. *	3,230	122,934
Beacon Roofing Supply, Inc. *	4,133	237,028
Bed Bath & Beyond, Inc. *	1,115	16,257
BJ’s Restaurants, Inc. *	2,067	71,415
BJ’s Wholesale Club Holdings, Inc. *	10,094	675,995
Bloomin’ Brands, Inc. *	8,774	184,078
Blue Bird Corp. *	767	11,996
BlueLinx Holdings, Inc. *	913	87,429
Boot Barn Holdings, Inc. *	2,882	354,630
Brinker International, Inc. *	4,501	164,692
Buckle, Inc.	2,772	117,283
Caleres, Inc.	3,685	83,576
Camping World Holdings, Inc. Class A	4,126	166,690
Canoo, Inc. *	4,775	36,863
Casper Sleep, Inc. *	2,793	18,657
Cavco Industries, Inc. *	641	203,614
Century Casinos, Inc. *	2,742	33,398
Century Communities, Inc.	1,911	156,301
Cheesecake Factory, Inc. *	4,557	178,407
Chicken Soup For The Soul Entertainment, Inc. *	176	2,436
Chico’s FAS, Inc. *	2,571	13,832
Children’s Place, Inc. *	1,392	110,372
Chuy’s Holdings, Inc. *	885	26,656
Cinemark Holdings, Inc. *	8,865	142,904
Citi Trends, Inc. *	849	80,443
Clarus Corp.	2,597	71,989
Commercial Vehicle Group, Inc. *	1,098	8,850
Cracker Barrel Old Country Store, Inc.	2,344	301,532
Crocs, Inc. *	5,745	736,624
Dana, Inc.	7,730	176,399
Dave & Buster’s Entertainment, Inc. *	1,970	75,648
Denny’s Corp. *	4,614	73,824
Designer Brands, Inc. Class A *	5,964	84,748
Dine Brands Global, Inc.	1,616	122,509
Dorman Products, Inc. *	2,599	293,713
Douglas Dynamics, Inc.	2,296	89,682
Drive Shack, Inc. *	3,625	5,184
Duluth Holdings, Inc. Class B *	1,207	18,322
Escalade, Inc.	234	3,695
Esports Technologies, Inc. *	1,068	21,958
Everi Holdings, Inc. *	8,432	180,023
EVI Industries, Inc. *	550	17,176
F45 Training Holdings, Inc. *	1,014	11,042
First Watch Restaurant Group, Inc. *	799	13,391
FirstCash, Inc.	318	23,790
Fisker, Inc. *	14,779	232,474
Forestar Group, Inc. *	420	9,135
Fox Factory Holding Corp. *	4,162	707,956
Franchise Group, Inc.	397	20,707
Frontier Group Holdings, Inc. *	3,428	46,518
Full House Resorts, Inc. *	3,276	39,672
Funko, Inc. Class A *	2,613	49,124
GAN Ltd. * (United Kingdom)	388	3,566
Gentherm, Inc. *	3,276	284,684
Global Industrial Co.	983	40,205
Golden Entertainment, Inc. *	1,701	85,951
Golden Nugget Online Gaming, Inc. *	3,999	39,790
Green Brick Partners, Inc. *	838	25,416
GrowGeneration Corp. *	5,468	71,357
Guess?, Inc.	502	11,887
H&E Equipment Services, Inc.	3,200	141,664
Hamilton Beach Brands Holding Co. Class A	316	4,538
Haverty Furniture Cos., Inc.	701	21,430

	Shares	Value
Healthcare Services Group, Inc.	3,913	$69,612
Hibbett, Inc.	1,215	87,395
Hilton Grand Vacations, Inc. *	8,435	439,548
HNI Corp.	462	19,427
Hooker Furnishings Corp.	109	2,537
Hyliion Holdings Corp. *	2,218	13,752
IMAX Corp. *	520	9,277
Installed Building Products, Inc.	2,337	326,526
Interface, Inc.	1,308	20,863
International Game Technology PLC	9,874	285,457
iRobot Corp. *	2,403	158,310
Jack in the Box, Inc.	310	27,119
JOANN, Inc.	1,217	12,632
Johnson Outdoors, Inc. Class A	325	30,449
KB Home	1,453	64,993
Kirkland’s, Inc. *	1,285	19,185
Kontoor Brands, Inc.	5,133	263,066
Kura Sushi USA, Inc. Class A *	381	30,800
LCI Industries	2,445	381,102
LGI Homes, Inc. *	2,125	328,270
Liberty Media Corp. - Liberty Braves Class A *	1,021	29,354
Liberty Media Corp. - Liberty Braves Class C *	3,614	101,553
Liberty TripAdvisor Holdings, Inc. Class A *	5,662	12,286
Life Time Group Holdings, Inc. *	2,179	37,501
Lindblad Expeditions Holdings, Inc. *	3,035	47,346
Lordstown Motors Corp. Class A *	1,461	5,040
Lovesac Co. *	1,260	83,488
Malibu Boats, Inc. Class A *	2,040	140,209
Marine Products Corp.	790	9,875
MarineMax, Inc. *	1,077	63,586
MasterCraft Boat Holdings, Inc. *	1,870	52,977
MDC Holdings, Inc.	1,565	87,374
MedAvail Holdings, Inc. *	1,023	1,432
Meritage Homes Corp. *	209	25,510
Meritor, Inc. *	5,706	141,395
Miller Industries, Inc.	47	1,570
Modine Manufacturing Co. *	574	5,792
Monarch Casino & Resort, Inc. *	1,044	77,204
Murphy USA, Inc.	2,378	473,793
National Vision Holdings, Inc. *	8,043	385,984
Nautilus, Inc. *	718	4,401
Neogames SA * (Israel)	1,058	29,391
Nikola Corp. *	22,523	222,302
Noodles & Co. *	3,948	35,808
Nu Skin Enterprises, Inc. Class A	2,197	111,498
ONE Group Hospitality, Inc. *	2,007	25,308
OneSpaWorld Holdings Ltd. * (Bahamas)	2,533	25,381
OneWater Marine, Inc. Class A	1,011	61,641
OptimizeRx Corp. *	1,696	105,339
Oxford Industries, Inc.	128	12,995
Papa John’s International, Inc.	3,259	434,979
Party City Holdco, Inc. *	11,026	61,415
PetMed Express, Inc.	1,752	44,255
PLBY Group, Inc. *	2,841	75,684
Portillo’s, Inc. Class A *	1,639	61,528
PriceSmart, Inc.	171	12,512
Purple Innovation, Inc. *	5,671	75,254
RCI Hospitality Holdings, Inc.	822	64,017
Red Robin Gourmet Burgers, Inc. *	1,519	25,109
Red Rock Resorts, Inc. Class A	5,883	323,624
Regis Corp. *	3,721	6,475
Resideo Technologies, Inc. *	1,688	43,939
REV Group, Inc.	410	5,801
Rocky Brands, Inc.	24	955
Romeo Power, Inc. *	10,152	37,055
Rush Street Interactive, Inc. *	5,190	85,635
Ruth’s Hospitality Group, Inc. *	3,248	64,635
Sally Beauty Holdings, Inc. *	11,130	205,460

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Scientific Games Corp. Class A *	9,481	$633,615
SeaWorld Entertainment, Inc. *	2,803	181,803
Shake Shack, Inc. Class A *	3,686	265,982
Shift Technologies, Inc. *	1,060	3,615
Shoe Carnival, Inc.	1,605	62,723
Shyft Group, Inc.	3,409	167,484
Signet Jewelers Ltd. (NYSE)	4,063	353,603
Skyline Champion Corp. *	5,175	408,721
Sleep Number Corp. *	1,061	81,273
Snap One Holdings Corp. *	660	13,913
Sonos, Inc. *	11,861	353,458
Sovos Brands, Inc. *	1,075	16,179
Sportsman’s Warehouse Holdings, Inc. *	4,311	50,870
Steven Madden Ltd.	7,937	368,832
Sun Country Airlines Holdings, Inc. *	3,207	87,391
Superior Group of Cos., Inc.	233	5,112
Target Hospitality Corp. *	1,734	6,173
Taylor Morrison Home Corp. *	1,439	50,307
Tenneco, Inc. Class A *	6,167	69,687
Texas Roadhouse, Inc.	6,885	614,693
Titan International, Inc. *	785	8,604
Torrid Holdings, Inc. *	311	3,073
Traeger, Inc. *	669	8,135
Tri Pointe Homes, Inc. *	837	23,344
Urban Outfitters, Inc. *	4,776	140,223
Velodyne Lidar, Inc. *	7,572	35,134
Visteon Corp. *	2,740	304,524
Wabash National Corp.	405	7,906
Weber, Inc. Class A	625	8,081
WESCO International, Inc. *	782	102,903
Wingstop, Inc.	2,941	508,205
Winmark Corp.	120	29,795
Winnebago Industries, Inc.	3,190	238,995
Wolverine World Wide, Inc.	8,067	232,410
Workhorse Group, Inc. *	986	4,299
XL Fleet Corp. *	427	1,413
XPEL, Inc. *	1,768	120,719
Xponential Fitness, Inc. Class A *	527	10,772

		21,346,747

Consumer, Non-Cyclical - 30.3%
22nd Century Group, Inc. *	15,947	49,276
2U, Inc. *	6,094	122,307
4D Molecular Therapeutics, Inc. *	275	6,034
9 Meters Biopharma, Inc. *	21,751	21,288
Absci Corp. *	739	6,060
ACADIA Pharmaceuticals, Inc. *	11,803	275,482
Accelerate Diagnostics, Inc. *	3,218	16,798
Accolade, Inc. *	4,979	131,246
Accuray, Inc. *	9,045	43,145
Aclaris Therapeutics, Inc. *	5,028	73,107
Acumen Pharmaceuticals, Inc. *	494	3,339
Acutus Medical, Inc. *	1,747	5,957
Adagio Therapeutics, Inc. *	1,276	9,264
Addus HomeCare Corp. *	651	60,875
Aerie Pharmaceuticals, Inc. *	4,255	29,870
Aerovate Therapeutics, Inc. *	519	6,119
Affimed NV * (Germany)	11,521	63,596
Agenus, Inc. *	21,707	69,897
Agiliti, Inc. *	2,335	54,079
AirSculpt Technologies, Inc. *	395	6,790
Akebia Therapeutics, Inc. *	7,339	16,586
Akero Therapeutics, Inc. *	1,942	41,073
Akoya Biosciences, Inc. *	1,281	19,612
Alarm.com Holdings, Inc. *	4,672	396,232
Albireo Pharma, Inc. *	1,303	30,347
Aldeyra Therapeutics, Inc. *	4,687	18,748
Alector, Inc. *	5,768	119,109
Aligos Therapeutics, Inc. *	2,034	24,144
Alkermes PLC *	15,844	368,531

	Shares	Value
Allakos, Inc. *	3,561	$34,862
Allogene Therapeutics, Inc. *	2,752	41,060
Allovir, Inc. *	2,859	36,995
Alpha Teknova, Inc. *	364	7,455
Alphatec Holdings, Inc. *	6,420	73,381
Alpine Immune Sciences, Inc. *	1,127	15,609
Alta Equipment Group, Inc. *	395	5,783
ALX Oncology Holdings, Inc. *	1,777	38,188
Amicus Therapeutics, Inc. *	25,966	299,907
AMN Healthcare Services, Inc. *	4,647	568,468
Amneal Pharmaceuticals, Inc. *	10,041	48,096
Amphastar Pharmaceuticals, Inc. *	1,069	24,897
Ampio Pharmaceuticals, Inc. *	17,813	10,153
Anavex Life Sciences Corp. *	6,625	114,877
Andersons, Inc.	1,250	48,387
Angion Biomedica Corp. *	1,957	5,675
Antares Pharma, Inc. *	16,415	58,602
Apellis Pharmaceuticals, Inc. *	7,051	333,371
AppHarvest, Inc. *	6,710	26,102
Applied Molecular Transport, Inc. *	2,521	35,244
Applied Therapeutics, Inc. *	1,336	11,957
Apria, Inc. *	922	30,057
Apyx Medical Corp. *	3,098	39,716
AquaBounty Technologies, Inc. *	1,602	3,364
Arbutus Biopharma Corp. * (Canada)	675	2,626
Arcutis Biotherapeutics, Inc. *	247	5,123
Ardelyx, Inc. *	7,100	7,810
Arena Pharmaceuticals, Inc. *	590	54,835
Arlo Technologies, Inc. *	8,306	87,130
Arrowhead Pharmaceuticals, Inc. *	9,996	662,735
Arvinas, Inc. *	4,646	381,622
Asensus Surgical, Inc. *	6,507	7,223
ASGN, Inc. *	4,495	554,683
Aspira Women’s Health, Inc. *	7,326	12,967
Atara Biotherapeutics, Inc. *	711	11,205
Atea Pharmaceuticals, Inc. *	514	4,595
Athenex, Inc. *	5,538	7,532
Athersys, Inc. *	18,163	16,394
Atossa Therapeutics, Inc. *	762	1,219
AtriCure, Inc. *	4,416	307,044
Atrion Corp.	138	97,276
Aura Biosciences, Inc. *	249	4,228
Avalo Therapeutics, Inc. *	5,634	9,578
Aveanna Healthcare Holdings, Inc. *	3,917	28,986
Avid Bioservices, Inc. *	5,625	164,137
Avidity Biosciences, Inc. *	639	15,189
Avita Medical, Inc. *	2,351	28,165
Axogen, Inc. *	3,740	35,044
Axonics, Inc. *	4,518	253,008
Axsome Therapeutics, Inc. *	2,748	103,819
Beam Therapeutics, Inc. *	5,048	402,275
Beauty Health Co. *	7,772	187,772
BellRing Brands, Inc. Class A *	2,599	74,149
Berkeley Lights, Inc. *	4,791	87,100
Beyondspring, Inc. *	2,061	9,336
BioAtla, Inc. *	1,495	29,347
BioCryst Pharmaceuticals, Inc. *	1,778	24,625
BioDelivery Sciences International, Inc. *	9,047	28,046
Biodesix, Inc. *	1,061	5,613
Biohaven Pharmaceutical Holding Co. Ltd. *	3,685	507,830
BioLife Solutions, Inc. *	1,039	38,724
Biomea Fusion, Inc. *	2,084	15,526
Bionano Genomics, Inc. *	28,760	85,992
Bioventus, Inc. Class A *	2,013	29,168
Bioxcel Therapeutics, Inc. *	1,696	34,480
Blueprint Medicines Corp. *	5,395	577,858
Bridgebio Pharma, Inc. *	7,068	117,894
Brink’s Co.	4,750	311,457
Brooklyn ImmunoTherapeutics, Inc. *	2,347	9,787
Butterfly Network, Inc. *	12,314	82,381

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
C4 Therapeutics, Inc. *	3,828	$123,262
Cadiz, Inc. *	72	278
Calavo Growers, Inc.	1,706	72,334
Cardiovascular Systems, Inc. *	3,940	73,993
CareDx, Inc. *	4,991	226,991
Caribou Biosciences, Inc. *	1,139	17,188
Carriage Services, Inc.	277	17,850
Cass Information Systems, Inc.	275	10,813
Cassava Sciences, Inc. *	3,771	164,793
Castle Biosciences, Inc. *	1,932	82,825
CEL-SCI Corp. *	3,168	22,493
Celcuity, Inc. *	873	11,515
Celldex Therapeutics, Inc. *	3,571	137,983
Celsius Holdings, Inc. *	5,315	396,340
Central Garden & Pet Co. *	351	18,473
Central Garden & Pet Co. Class A *	1,573	75,268
Century Therapeutics, Inc. *	625	9,912
Cerevel Therapeutics Holdings, Inc. *	4,021	130,361
Cerus Corp. *	16,608	113,100
Chefs’ Warehouse, Inc. *	196	6,527
ChemoCentryx, Inc. *	346	12,598
Chimerix, Inc. *	5,036	32,381
ChromaDex Corp. *	4,525	16,923
Cimpress PLC * (Ireland)	1,742	124,745
ClearPoint Neuro, Inc. *	1,879	21,082
Clene, Inc. *	1,430	5,863
Clovis Oncology, Inc. *	10,922	29,599
Coca-Cola Consolidated, Inc.	464	287,304
Codex DNA, Inc. *	401	4,331
Codiak Biosciences, Inc. *	1,573	17,523
Cogent Biosciences, Inc. *	984	8,443
Coherus Biosciences, Inc. *	6,460	103,102
Collegium Pharmaceutical, Inc. *	3,428	64,035
Community Health Systems, Inc. *	10,672	142,044
CONMED Corp.	2,866	406,284
Corcept Therapeutics, Inc. *	9,448	187,070
CorMedix, Inc. *	401	1,825
Cortexyme, Inc. *	1,981	25,000
CorVel Corp. *	867	180,336
CRA International, Inc.	602	56,203
Crinetics Pharmaceuticals, Inc. *	3,922	111,424
Cross Country Healthcare, Inc. *	472	13,103
CryoLife, Inc. *	3,283	66,809
Cue Biopharma, Inc. *	3,093	34,982
Cue Health, Inc. *	818	10,969
Cullinan Oncology, Inc. *	148	2,284
Curis, Inc. *	7,264	34,577
Custom Truck One Source, Inc. *	1,535	12,280
Cutera, Inc. *	1,742	71,979
CVRx, Inc. *	604	7,387
Cyteir Therapeutics, Inc. *	437	4,969
Cytek Biosciences, Inc. *	1,263	20,612
Cytokinetics, Inc. *	7,258	330,820
CytomX Therapeutics, Inc. *	5,349	23,161
CytoSorbents Corp. *	4,146	17,372
Day One Biopharmaceuticals, Inc. *	667	11,239
Deciphera Pharmaceuticals, Inc. *	3,381	33,032
Denali Therapeutics, Inc. *	8,972	400,151
DermTech, Inc. *	2,336	36,909
Design Therapeutics, Inc. *	1,561	33,421
DICE Therapeutics, Inc. *	779	19,716
Duckhorn Portfolio, Inc. *	2,373	55,386
Durect Corp. *	21,778	21,471
Dynavax Technologies Corp. *	10,664	150,042
Eagle Pharmaceuticals, Inc. *	528	26,886
Eargo, Inc. *	2,891	14,744
Edgewise Therapeutics, Inc. *	3,844	58,736
Editas Medicine, Inc. *	6,755	179,345
elf Beauty, Inc. *	4,735	157,249
Eliem Therapeutics, Inc. *	362	3,787

	Shares	Value
Enanta Pharmaceuticals, Inc. *	195	$14,582
Ensign Group, Inc.	5,176	434,577
Entrada Therapeutics, Inc. *	509	8,714
Epizyme, Inc. *	8,938	22,345
Erasca, Inc. *	1,188	18,509
Esperion Therapeutics, Inc. *	2,679	13,395
European Wax Center, Inc. Class A *	589	17,876
Evelo Biosciences, Inc. *	2,980	18,089
EVERTEC, Inc.	5,952	297,481
Evo Payments, Inc. Class A *	4,667	119,475
Evolus, Inc. *	3,295	21,450
Exagen, Inc. *	383	4,454
Fate Therapeutics, Inc. *	8,000	468,080
FibroGen, Inc. *	7,771	109,571
Finch Therapeutics Group, Inc. *	83	828
First Advantage Corp. *	4,956	94,362
Foghorn Therapeutics, Inc. *	262	5,992
Forrester Research, Inc. *	1,119	65,719
Forte Biosciences, Inc. *	1,002	2,144
Fortress Biotech, Inc. *	7,268	18,170
Franklin Covey Co. *	1,246	57,765
Fulgent Genetics, Inc. *	247	24,846
G1 Therapeutics, Inc. *	2,270	23,177
Gemini Therapeutics, Inc. SPAC *	299	870
Generation Bio Co. *	4,119	29,163
Glaukos Corp. *	4,493	199,669
Global Blood Therapeutics, Inc. *	6,124	179,249
Graphite Bio, Inc. *	855	10,628
Green Dot Corp. Class A *	480	17,395
Greenlane Holdings, Inc. Class A *	1,431	1,380
Greenwich Lifesciences, Inc. *	413	10,048
GT Biopharma, Inc. *	1,654	5,045
Hackett Group, Inc.	2,250	46,192
Haemonetics Corp. *	3,400	180,336
Halozyme Therapeutics, Inc. *	13,659	549,228
Hanger, Inc. *	3,795	68,803
Harmony Biosciences Holdings, Inc. *	2,267	96,665
Harpoon Therapeutics, Inc. *	1,842	13,907
Harvard Bioscience, Inc. *	3,294	23,223
HealthEquity, Inc. *	8,081	357,503
Heidrick & Struggles International, Inc.	815	35,640
Helen of Troy Ltd. *	2,371	579,638
Herc Holdings, Inc.	2,463	385,583
Heron Therapeutics, Inc. *	9,191	83,914
Heska Corp. *	964	175,920
HireQuest, Inc.	412	8,306
Honest Co., Inc. *	5,983	48,402
Hookipa Pharma, Inc. *	1,005	2,342
Humanigen, Inc. *	4,662	17,343
Huron Consulting Group, Inc. *	239	11,926
Icosavax, Inc. *	762	17,435
Ideaya Biosciences, Inc. *	762	18,014
IGM Biosciences, Inc. *	789	23,141
Ikena Oncology, Inc. *	169	2,119
Imago Biosciences, Inc. *	570	13,515
Immuneering Corp. Class A *	439	7,099
ImmunityBio, Inc. *	657	3,995
ImmunoGen, Inc. *	10,576	78,474
Immunovant, Inc. *	2,524	21,504
Impel Neuropharma, Inc. *	300	2,589
Inari Medical, Inc. *	3,389	309,314
Infinity Pharmaceuticals, Inc. *	7,640	17,190
InfuSystem Holdings, Inc. *	1,793	30,535
Inhibrx, Inc. *	2,756	120,355
Innovage Holding Corp. *	1,693	8,465
Innoviva, Inc. *	474	8,176
Inogen, Inc. *	1,960	66,640
Inotiv, Inc. *	1,468	61,759
Insmed, Inc. *	11,674	318,000
Insperity, Inc.	3,586	423,542

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Inspire Medical Systems, Inc. *	2,651	$609,889
Instil Bio, Inc. *	2,504	42,843
Intellia Therapeutics, Inc. *	6,877	813,136
Inter Parfums, Inc.	1,757	187,823
Intercept Pharmaceuticals, Inc. *	2,510	40,888
Intersect ENT, Inc. *	3,288	89,795
Intra-Cellular Therapies, Inc. *	6,968	364,705
Invitae Corp. *	5,142	78,518
iRadimed Corp. *	604	27,911
iRhythm Technologies, Inc. *	2,907	342,125
Ironwood Pharmaceuticals, Inc. *	14,585	170,061
IsoPlexis Corp. *	483	4,439
IVERIC bio, Inc. *	2,232	37,319
J&J Snack Foods Corp.	1,453	229,516
Janux Therapeutics, Inc. *	773	15,251
John B Sanfilippo & Son, Inc.	599	54,006
Joint Corp. *	1,366	89,733
Kala Pharmaceuticals, Inc. *	2,850	3,449
Kaleido Biosciences, Inc. *	1,595	3,812
KalVista Pharmaceuticals, Inc. *	2,163	28,616
Karuna Therapeutics, Inc. *	2,191	287,021
Karyopharm Therapeutics, Inc. *	7,173	46,122
KemPharm, Inc. *	1,455	12,673
Keros Therapeutics, Inc. *	1,544	90,339
Kforce, Inc.	2,001	150,515
Kiniksa Pharmaceuticals Ltd. Class A *	1,291	15,195
Kinnate Biopharma, Inc. *	117	2,073
Kodiak Sciences, Inc. *	3,305	280,198
Krispy Kreme, Inc.	1,501	28,399
Kronos Bio, Inc. *	406	5,518
Krystal Biotech, Inc. *	638	44,628
Kymera Therapeutics, Inc. *	3,391	215,295
Laird Superfood, Inc. *	382	4,981
Lancaster Colony Corp.	1,642	271,915
Landos Biopharma, Inc. *	434	2,083
Lantheus Holdings, Inc. *	940	27,157
LeMaitre Vascular, Inc.	1,863	93,578
Lexicon Pharmaceuticals, Inc. *	2,444	9,629
LHC Group, Inc. *	3,010	413,062
LifeStance Health Group, Inc. *	2,779	26,456
Ligand Pharmaceuticals, Inc. *	174	26,876
Limoneira Co.	466	6,990
LivaNova PLC *	4,246	371,228
Lucid Diagnostics, Inc. *	269	1,445
Lyell Immunopharma, Inc. *	1,374	10,635
MacroGenics, Inc. *	5,468	87,761
Madrigal Pharmaceuticals, Inc. *	1,167	98,892
Magenta Therapeutics, Inc. *	2,627	11,638
MannKind Corp. *	2,336	10,208
Marathon Digital Holdings, Inc. *	551	18,106
Marinus Pharmaceuticals, Inc. *	3,666	43,552
MaxCyte, Inc. *	5,508	56,127
Medifast, Inc.	1,135	237,703
MEDNAX, Inc. *	4,017	109,303
Medpace Holdings, Inc. *	2,861	622,668
MEI Pharma, Inc. *	10,408	27,789
MeiraGTx Holdings PLC *	185	4,392
Meridian Bioscience, Inc. *	493	10,057
Merit Medical Systems, Inc. *	4,511	281,035
Mersana Therapeutics, Inc. *	4,876	30,329
MGP Ingredients, Inc.	1,167	99,183
MiMedx Group, Inc. *	7,276	43,947
Mind Medicine MindMed, Inc. * (Canada)	34,597	47,744
Mirum Pharmaceuticals, Inc. *	156	2,488
Mission Produce, Inc. *	378	5,935
ModivCare, Inc. *	404	59,909
Molecular Templates, Inc. *	3,653	14,320
Monro, Inc.	2,017	117,531
Monte Rosa Therapeutics, Inc. *	684	13,967
Morphic Holding, Inc. *	2,087	98,882

	Shares	Value
Multiplan Corp. *	6,107	$27,054
NanoString Technologies, Inc. *	4,121	174,030
Nathan’s Famous, Inc.	218	12,729
National Beverage Corp.	2,317	105,030
National Research Corp.	1,376	57,132
Neogen Corp. *	9,945	451,602
NeoGenomics, Inc. *	11,176	381,325
Neoleukin Therapeutics, Inc. *	738	3,557
Neuronetics, Inc. *	2,345	10,459
NeuroPace, Inc. *	660	6,653
Nevro Corp. *	3,411	276,530
NewAge, Inc. *	8,276	8,524
NexImmune, Inc. *	1,064	4,905
NGM Biopharmaceuticals, Inc. *	265	4,693
Nurix Therapeutics, Inc. *	2,823	81,726
Nuvalent, Inc. Class A *	627	11,938
NuVasive, Inc. *	5,126	269,012
Nuvation Bio, Inc. *	13,242	112,557
Ocugen, Inc. *	18,201	82,815
Ocular Therapeutix, Inc. *	7,586	52,874
Olema Pharmaceuticals, Inc. *	1,211	11,335
Omega Therapeutics, Inc. *	379	4,294
Omeros Corp. *	6,039	38,831
Omnicell, Inc. *	4,314	778,418
Oncocyte Corp. *	4,116	8,932
Ontrak, Inc. *	893	5,617
Oramed Pharmaceuticals, Inc. * (Israel)	2,919	41,683
Organogenesis Holdings, Inc. *	3,672	33,929
ORIC Pharmaceuticals, Inc. *	405	5,954
Ortho Clinical Diagnostics Holdings PLC Class H *	11,904	254,627
OrthoPediatrics Corp. *	1,364	81,649
Outlook Therapeutics, Inc. *	8,320	11,315
Owens & Minor, Inc.	5,910	257,085
Oyster Point Pharma, Inc. *	56	1,023
Pacific Biosciences of California, Inc. *	8,761	179,250
Pacira BioSciences, Inc. *	4,355	262,040
Paragon 28, Inc. *	711	12,578
Paratek Pharmaceuticals, Inc. *	4,709	21,143
Patterson Cos., Inc.	2,205	64,717
PAVmed, Inc. *	7,047	17,336
Paya Holdings, Inc. *	8,542	54,156
Pennant Group, Inc. *	2,532	58,439
Performance Food Group Co. *	13,635	625,710
Personalis, Inc. *	252	3,596
PetIQ, Inc. *	2,690	61,090
Phathom Pharmaceuticals, Inc. *	1,964	38,632
Phibro Animal Health Corp. Class A	2,083	42,535
Pliant Therapeutics, Inc. *	2,114	28,539
PMV Pharmaceuticals, Inc. *	2,557	59,067
Portage Biotech, Inc. * (Canada)	55	590
Praxis Precision Medicines, Inc. *	245	4,827
Precigen, Inc. *	8,071	29,943
Precision BioSciences, Inc. *	5,053	37,392
Prelude Therapeutics, Inc. *	1,104	13,745
Priority Technology Holdings, Inc. *	1,055	7,469
PROCEPT BioRobotics Corp. *	562	14,056
PROG Holdings, Inc. *	1,030	46,463
Progyny, Inc. *	6,344	319,420
Prometheus Biosciences, Inc. *	372	14,709
Protagonist Therapeutics, Inc. *	4,419	151,130
Prothena Corp. PLC * (Ireland)	2,752	135,949
PTC Therapeutics, Inc. *	6,885	274,230
Pulmonx Corp. *	2,581	82,773
Pulse Biosciences, Inc. *	1,338	19,816
Puma Biotechnology, Inc. *	3,052	9,278
Pyxis Oncology, Inc. *	580	6,363
Quanterix Corp. *	3,042	128,981
Quotient Ltd. *	7,569	19,604
R1 RCM, Inc. *	11,725	298,870

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Radius Health, Inc. *	4,751	$32,877
RadNet, Inc. *	4,496	135,375
Rain Therapeutics, Inc. *	912	11,747
Rallybio Corp. *	375	3,578
Rapid Micro Biosystems, Inc. Class A *	411	4,373
RAPT Therapeutics, Inc. *	2,108	77,427
Reata Pharmaceuticals, Inc. Class A *	2,378	62,708
Recursion Pharmaceuticals, Inc. Class A *	7,636	130,805
REGENXBIO, Inc. *	2,043	66,806
Relay Therapeutics, Inc. *	6,158	189,112
Relmada Therapeutics, Inc. *	1,512	34,065
Remitly Global, Inc. *	1,000	20,620
Reneo Pharmaceuticals, Inc. *	557	4,762
Rent the Runway, Inc. Class A *	1,048	8,541
Rent-A-Center, Inc.	6,071	291,651
Repay Holdings Corp. *	3,798	69,389
Replimune Group, Inc. *	2,032	55,067
Retractable Technologies, Inc. *	1,769	12,259
Revance Therapeutics, Inc. *	6,927	113,049
Revlon, Inc. Class A *	28	318
REVOLUTION Medicines, Inc. *	814	20,488
Rigel Pharmaceuticals, Inc. *	17,029	45,127
Riot Blockchain, Inc. *	8,771	195,856
Rocket Pharmaceuticals, Inc. *	4,088	89,241
Rubius Therapeutics, Inc. *	4,580	44,334
RxSight, Inc. *	733	8,246
Sana Biotechnology, Inc. *	8,080	125,078
Sanderson Farms, Inc.	1,717	328,084
Sangamo Therapeutics, Inc. *	10,551	79,132
Scholar Rock Holding Corp. *	2,366	58,771
SeaSpine Holdings Corp. *	1,548	21,084
Seelos Therapeutics, Inc. *	9,762	15,912
Seer, Inc. *	1,540	35,127
Select Medical Holdings Corp.	10,931	321,371
Selecta Biosciences, Inc. *	863	2,813
Senseonics Holdings, Inc. *	42,605	113,755
Sera Prognostics, Inc. Class A *	196	1,347
Seres Therapeutics, Inc. *	6,905	57,519
Sesen Bio, Inc. *	19,843	16,172
Shattuck Labs, Inc. *	2,156	18,348
Shockwave Medical, Inc. *	3,325	592,947
ShotSpotter, Inc. *	830	24,502
SI-BONE, Inc. *	3,217	71,450
Sientra, Inc. *	4,956	18,189
SIGA Technologies, Inc. *	4,786	35,991
Sigilon Therapeutics, Inc. *	16	44
Silk Road Medical, Inc. *	3,388	144,363
Simply Good Foods Co. *	501	20,827
Singular Genomics Systems, Inc. *	756	8,739
SOC Telemed, Inc. *	4,411	5,646
Sorrento Therapeutics, Inc. *	26,706	124,183
SP Plus Corp. *	2,325	65,611
Spectrum Pharmaceuticals, Inc. *	15,808	20,076
Spero Therapeutics, Inc. *	2,191	35,078
SpringWorks Therapeutics, Inc. *	2,882	178,626
Sprouts Farmers Market, Inc. *	4,935	146,471
STAAR Surgical Co. *	4,684	427,649
Stereotaxis, Inc. *	4,736	29,363
Stoke Therapeutics, Inc. *	1,907	45,749
Stride, Inc. *	243	8,099
Summit Therapeutics, Inc. *	2,396	6,445
Surgery Partners, Inc. *	3,356	179,244
Surmodics, Inc. *	1,332	64,136
Sutro Biopharma, Inc. *	281	4,181
Syndax Pharmaceuticals, Inc. *	1,056	23,116
Syros Pharmaceuticals, Inc. *	2,903	9,464
Tactile Systems Technology, Inc. *	1,856	35,320
Talaris Therapeutics, Inc. *	1,370	20,947
Tarsus Pharmaceuticals, Inc. *	652	14,670
Tattooed Chef, Inc. *	4,673	72,618

	Shares	Value
Taysha Gene Therapies, Inc. *	1,804	$21,017
Tenaya Therapeutics, Inc. *	802	15,198
Tenet Healthcare Corp. *	1,260	102,929
Terns Pharmaceuticals, Inc. *	826	5,840
Textainer Group Holdings Ltd. (China)	637	22,747
TG Therapeutics, Inc. *	12,791	243,029
TherapeuticsMD, Inc. *	38,332	13,627
Theravance Biopharma, Inc. *	5,426	59,957
Theseus Pharmaceuticals, Inc. *	633	8,026
Thorne HealthTech, Inc. *	429	2,664
Tivity Health, Inc. *	2,621	69,299
Transcat, Inc. *	696	64,331
TransMedics Group, Inc. *	2,560	49,050
Travere Therapeutics, Inc. *	388	12,044
Treace Medical Concepts, Inc. *	2,975	55,454
Trevena, Inc. *	4,939	2,877
TriNet Group, Inc. *	3,993	380,373
Turning Point Brands, Inc.	1,451	54,819
Turning Point Therapeutics, Inc. *	496	23,659
Twist Bioscience Corp. *	4,661	360,715
Tyra Biosciences, Inc. *	680	9,568
United Natural Foods, Inc. *	349	17,129
UroGen Pharma Ltd. *	1,327	12,620
US Physical Therapy, Inc.	1,263	120,680
USANA Health Sciences, Inc. *	1,182	119,618
Utah Medical Products, Inc.	37	3,700
Utz Brands, Inc.	5,831	93,004
Vapotherm, Inc. *	2,260	46,805
Varex Imaging Corp. *	532	16,785
Vaxart, Inc. *	10,997	68,951
Vaxcyte, Inc. *	1,126	26,788
VBI Vaccines, Inc. *	16,735	39,160
Vector Group Ltd.	2,008	23,052
Ventyx Biosciences, Inc. *	590	11,717
Vera Therapeutics, Inc. *	547	14,616
Verastem, Inc. *	17,318	35,502
Vericel Corp. *	4,592	180,466
Verrica Pharmaceuticals, Inc. *	1,373	12,577
Veru, Inc. *	4,429	26,087
Verve Therapeutics, Inc. *	889	32,777
Viad Corp. *	2,042	87,377
Viemed Healthcare, Inc. *	504	2,631
ViewRay, Inc. *	13,664	75,289
Vincerx Pharma, Inc. *	1,577	16,070
Vir Biotechnology, Inc. *	5,924	248,038
Viracta Therapeutics, Inc. *	701	2,559
VistaGen Therapeutics, Inc. *	15,584	30,389
Vita Coco Co., Inc. *	784	8,757
Vital Farms, Inc. *	2,431	43,904
Vivint Smart Home, Inc. *	2,448	23,941
Vor BioPharma, Inc. *	182	2,115
WaVe Life Sciences Ltd. *	4,279	13,436
WD-40 Co.	1,346	329,285
Werewolf Therapeutics, Inc. *	1,700	20,247
Willdan Group, Inc. *	850	29,920
WW International, Inc. *	1,571	25,340
Xencor, Inc. *	5,595	224,471
Xilio Therapeutics, Inc. *	407	6,512
XOMA Corp. *	50	1,043
Y-mAbs Therapeutics, Inc. *	3,406	55,211
Zentalis Pharmaceuticals, Inc. *	3,596	302,280
Zevia PBC Class A *	650	4,583
ZIOPHARM Oncology, Inc. *	20,479	22,322
Zynex, Inc. *	1,876	18,704

		45,555,606

Energy - 2.3%
Advent Technologies Holdings, Inc. *	1,082	7,585
Antero Resources Corp. *	3,432	60,060
Arch Resources, Inc.	293	26,757

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Array Technologies, Inc. *	2,994	$46,976
Beam Global *	733	13,634
Callon Petroleum Co. *	4,066	192,118
Centennial Resource Development, Inc. Class A *	2,393	14,310
ChampionX Corp. *	3,673	74,231
Chesapeake Energy Corp.	615	39,680
Civitas Resources, Inc.	628	30,753
Crescent Energy, Inc. Class A *	2,987	37,875
Denbury, Inc. *	4,975	381,035
DMC Global, Inc. *	1,838	72,803
Earthstone Energy, Inc. Class A *	377	4,124
Eos Energy Enterprises, Inc. *	4,419	33,231
Expro Group Holdings NV *	659	9,457
Falcon Minerals Corp.	3,235	15,754
FuelCell Energy, Inc. *	28,117	146,208
Kosmos Energy Ltd. * (Ghana)	44,335	153,399
Laredo Petroleum, Inc. *	335	20,144
Liberty Oilfield Services, Inc. Class A *	3,058	29,663
Magnolia Oil & Gas Corp. Class A	14,210	268,143
Matador Resources Co.	10,930	403,536
NexTier Oilfield Solutions, Inc. *	1,763	6,259
Oasis Petroleum, Inc.	1,667	210,025
Ovintiv, Inc.	1,482	49,943
Par Pacific Holdings, Inc. *	3,802	62,695
Riley Exploration Permian, Inc.	27	522
Solaris Oilfield Infrastructure, Inc. Class A	856	5,607
Southwestern Energy Co. *	100,293	467,365
Stem, Inc. *	11,238	213,185
Sunnova Energy International, Inc. *	1,290	36,017
SunPower Corp. *	6,282	131,105
Talos Energy, Inc. *	546	5,351
Tellurian, Inc. *	36,535	112,528
TETRA Technologies, Inc. *	9,180	26,071
TPI Composites, Inc. *	3,595	53,781
Warrior Met Coal, Inc.	484	12,444

		3,474,374

Financial - 8.6%
Alexander’s, Inc. REIT	218	56,745
Altus Midstream Co. Class A	31	1,901
American Finance Trust, Inc. REIT	812	7,414
Artisan Partners Asset Management, Inc. Class A	5,817	277,122
Atlanticus Holdings Corp. *	479	34,162
Axos Financial, Inc. *	527	29,465
Blucora, Inc. *	1,828	31,661
Blue Foundry Bancorp *	268	3,921
Bridgewater Bancshares, Inc. *	472	8,350
Brightsphere Investment Group, Inc.	5,753	147,277
BRP Group, Inc. Class A *	4,677	168,886
Cadence Bank	2,145	63,900
CatchMark Timber Trust, Inc. Class A REIT	3,432	29,893
Clipper Realty, Inc. REIT	1,245	12,375
Coastal Financial Corp. *	637	32,245
Cohen & Steers, Inc.	2,461	227,667
Columbia Financial, Inc. *	1,472	30,706
Community Healthcare Trust, Inc. REIT	1,504	71,094
CrossFirst Bankshares, Inc. *	2,272	35,466
Curo Group Holdings Corp.	2,082	33,333
Cushman & Wakefield PLC *	13,691	304,488
Customers Bancorp, Inc. *	204	13,335
Douglas Elliman, Inc. *	1,004	11,546
Eastern Bankshares, Inc.	3,731	75,254
EastGroup Properties, Inc. REIT	3,976	905,932
eHealth, Inc. *	748	19,074
eXp World Holdings, Inc.	6,184	208,339
Fathom Holdings, Inc. *	584	11,949
FB Financial Corp.	367	16,082
First Financial Bankshares, Inc.	11,979	609,012

	Shares	Value
Five Star Bancorp	462	$13,860
Flywire Corp. *	5,225	198,864
Focus Financial Partners, Inc. Class A *	5,895	352,049
GAMCO Investors, Inc. Class A	449	11,216
GCM Grosvenor, Inc. Class A	3,997	41,969
Glacier Bancorp, Inc.	1,341	76,035
Gladstone Commercial Corp. REIT	1,148	29,584
Gladstone Land Corp. REIT	1,834	61,916
Goosehead Insurance, Inc. Class A	276	35,902
Great Western Bancorp, Inc.	106	3,600
Greenhill & Co., Inc.	1,366	24,492
Hamilton Lane, Inc. Class A	3,443	356,764
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	461	24,488
Heritage Insurance Holdings, Inc.	128	753
Hingham Institution For Savings	13	5,458
Houlihan Lokey, Inc.	4,404	455,902
I3 Verticals, Inc. Class A *	2,151	49,021
Indus Realty Trust, Inc. REIT	419	33,964
Innovative Industrial Properties, Inc. REIT	1,221	321,013
International Money Express, Inc. *	3,233	51,599
Investors Bancorp, Inc.	8,119	123,003
Investors Title Co.	19	3,746
James River Group Holdings Ltd.	461	13,281
Kearny Financial Corp.	2,342	31,032
Kinsale Capital Group, Inc.	2,120	504,327
Lakeland Financial Corp.	149	11,941
LendingTree, Inc. *	1,149	140,867
Live Oak Bancshares, Inc.	3,152	275,138
Luther Burbank Corp.	210	2,948
Marcus & Millichap, Inc. *	240	12,350
McGrath RentCorp	1,636	131,305
Meta Financial Group, Inc.	832	49,637
Metrocity Bankshares, Inc.	505	13,903
Metropolitan Bank Holding Corp. *	69	7,351
Moelis & Co. Class A	3,328	208,033
Monmouth Real Estate Investment Corp. REIT	1,424	29,918
National Storage Affiliates Trust REIT	8,005	553,946
Newmark Group, Inc. Class A	14,725	275,358
NexPoint Residential Trust, Inc. REIT	422	35,376
NMI Holdings, Inc. Class A *	521	11,384
Origin Bancorp, Inc.	439	18,842
Outfront Media, Inc. REIT	2,898	77,724
Pacific Premier Bancorp, Inc.	1,034	41,391
Palomar Holdings, Inc. *	2,429	157,326
PennyMac Mortgage Investment Trust REIT	1,859	32,216
Phillips Edison & Co., Inc. REIT	220	7,269
PJT Partners, Inc. Class A	1,981	146,772
PS Business Parks, Inc. REIT	1,672	307,932
Pzena Investment Management, Inc. Class A	1,671	15,824
Rafael Holdings, Inc. Class B *	901	4,595
RBB Bancorp	239	6,262
Redfin Corp. *	10,173	390,541
Regional Management Corp.	318	18,272
RLI Corp.	3,655	409,726
RMR Group, Inc. Class A	139	4,821
Ryman Hospitality Properties, Inc. REIT *	4,883	449,041
Safehold, Inc. REIT	1,362	108,756
Saul Centers, Inc. REIT	1,137	60,284
Selectquote, Inc. *	13,232	119,882
ServisFirst Bancshares, Inc.	4,116	349,613
Silvergate Capital Corp. Class A *	2,713	402,067
Southern First Bancshares, Inc. *	249	15,560
St. Joe Co.	3,279	170,672
StepStone Group, Inc. Class A	3,986	165,698
Stock Yards Bancorp, Inc.	464	29,640
StoneX Group, Inc. *	166	10,168
Stronghold Digital Mining, Inc. Class A *	533	6,849

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Tanger Factory Outlet Centers, Inc. REIT	2,860	$55,141
Texas Capital Bancshares, Inc. *	1,916	115,439
Third Coast Bancshares, Inc. *	51	1,325
Triumph Bancorp, Inc. *	2,165	257,808
Trupanion, Inc. *	3,764	496,961
UMH Properties, Inc. REIT	3,656	99,918
Universal Health Realty Income Trust REIT	1,188	70,650
Veritex Holdings, Inc.	612	24,345
Virtus Investment Partners, Inc.	659	195,789
Walker & Dunlop, Inc.	308	46,471
Waterstone Financial, Inc.	321	7,017
West BanCorp, Inc.	363	11,278
WisdomTree Investments, Inc.	9,741	59,615

		13,031,387

Industrial - 13.9%
908 Devices, Inc. *	1,852	47,911
AAON, Inc.	4,116	326,934
Advanced Energy Industries, Inc.	3,710	337,833
Aerojet Rocketdyne Holdings, Inc.	5,884	275,136
AeroVironment, Inc. *	2,226	138,079
AgEagle Aerial Systems, Inc. *	3,785	5,942
Akoustis Technologies, Inc. *	4,701	31,403
Alamo Group, Inc.	870	128,047
Albany International Corp. Class A	608	53,778
Allied Motion Technologies, Inc.	1,081	39,446
AMMO, Inc. *	8,476	46,194
Applied Industrial Technologies, Inc.	3,789	389,130
Aris Water Solution, Inc. Class A *	867	11,228
Atkore, Inc. *	4,545	505,359
Atlas Technical Consultants, Inc. *	314	2,644
Babcock & Wilcox Enterprises, Inc. *	1,678	15,136
Badger Meter, Inc.	2,886	307,532
Blink Charging Co. *	3,603	95,516
Bloom Energy Corp. Class A *	14,034	307,766
Boise Cascade Co.	838	59,666
Byrna Technologies, Inc. *	1,763	23,536
Cactus, Inc. Class A	5,453	207,923
Cadre Holdings, Inc. *	245	6,228
Casella Waste Systems, Inc. Class A *	4,457	380,717
Chart Industries, Inc. *	2,164	345,136
Chase Corp.	179	17,821
CIRCOR International, Inc. *	1,892	51,425
Comfort Systems USA, Inc.	3,512	347,477
Construction Partners, Inc. Class A *	2,884	84,818
Cornerstone Building Brands, Inc. *	5,450	95,048
CryoPort, Inc. *	3,998	236,562
CSW Industrials, Inc.	1,462	176,697
Daseke, Inc. *	4,052	40,682
Dorian LPG Ltd.	587	7,449
Dycom Industries, Inc. *	2,366	221,836
Eastman Kodak Co. *	4,133	19,342
EMCOR Group, Inc.	523	66,625
Energizer Holdings, Inc.	6,793	272,399
Energy Recovery, Inc. *	4,096	88,023
Enerpac Tool Group Corp.	5,989	121,457
EnerSys	474	37,474
ESCO Technologies, Inc.	221	19,888
Evoqua Water Technologies Corp. *	11,404	533,137
Exponent, Inc.	5,109	596,374
Fabrinet * (Thailand)	3,134	371,285
FARO Technologies, Inc. *	899	62,948
Federal Signal Corp.	5,948	257,786
Fluidigm Corp. *	602	2,360
Forterra, Inc. *	2,887	68,653
Forward Air Corp.	2,635	319,072
Franklin Electric Co., Inc.	4,523	427,695
Gibraltar Industries, Inc. *	935	62,346
GoPro, Inc. Class A *	12,717	131,112
Gorman-Rupp Co.	395	17,597

	Shares	Value
GrafTech International Ltd.	17,475	$206,729
Greif, Inc. Class A	389	23,484
Greif, Inc. Class B	65	3,886
Harsco Corp. *	3,287	54,926
Helios Technologies, Inc.	3,187	335,177
Heritage-Crystal Clean, Inc. *	606	19,404
Hillenbrand, Inc.	3,951	205,412
Hydrofarm Holdings Group, Inc. *	3,842	108,690
Ichor Holdings Ltd. *	1,821	83,821
Identiv, Inc. *	1,979	55,689
IES Holdings, Inc. *	860	43,550
II-VI, Inc. *	9,705	663,143
Infrastructure & Energy Alternatives, Inc. *	1,176	10,819
Insteel Industries, Inc.	145	5,772
Iteris, Inc. *	4,413	17,652
Itron, Inc. *	3,671	251,537
JELD-WEN Holding, Inc. *	3,621	95,450
John Bean Technologies Corp.	3,094	475,115
Kadant, Inc.	1,135	261,595
Karat Packaging, Inc. *	425	8,589
Kimball Electronics, Inc. *	168	3,656
Kopin Corp. *	7,482	30,601
Kratos Defense & Security Solutions, Inc. *	2,760	53,544
Latham Group, Inc. *	3,141	78,619
Lawson Products, Inc. *	449	24,583
Lindsay Corp.	971	147,592
Luna Innovations, Inc. *	2,983	25,177
Luxfer Holdings PLC (United Kingdom)	1,164	22,477
Masonite International Corp. *	2,350	277,182
Materion Corp.	781	71,805
Meta Materials, Inc. *	20,133	49,527
MicroVision, Inc. *	16,251	81,418
Montrose Environmental Group, Inc. *	2,584	182,198
Mueller Industries, Inc.	2,140	127,030
Mueller Water Products, Inc. Class A	1,067	15,365
Myers Industries, Inc.	1,692	33,857
MYR Group, Inc. *	1,220	134,871
Napco Security Technologies, Inc. *	1,442	72,071
nLight, Inc. *	4,319	103,440
Novanta, Inc. *	3,478	613,276
NV5 Global, Inc. *	304	41,988
NVE Corp.	466	31,828
O-I Glass, Inc. *	15,629	188,017
Omega Flex, Inc.	310	39,354
OSI Systems, Inc. *	161	15,005
PAM Transportation Services, Inc. *	51	3,622
Patrick Industries, Inc.	2,248	181,391
PGT Innovations, Inc. *	2,709	60,925
Plexus Corp. *	2,446	234,547
Proto Labs, Inc. *	436	22,389
Pure Cycle Corp. *	1,614	23,564
PureCycle Technologies, Inc. *	5,284	50,568
Ranpak Holdings Corp. *	619	23,262
RBC Bearings, Inc. *	388	78,364
Ryerson Holding Corp.	1,006	26,206
Saia, Inc. *	2,615	881,333
Sharps Compliance Corp. *	1,764	12,577
Sight Sciences, Inc. *	903	15,866
Simpson Manufacturing Co., Inc.	4,281	595,359
Smith & Wesson Brands, Inc.	4,731	84,212
SPX Corp. *	3,599	214,788
SPX FLOW, Inc.	332	28,711
Sterling Construction Co., Inc. *	537	14,123
Stoneridge, Inc. *	405	7,995
Sturm Ruger & Co., Inc.	1,574	107,063
Tennant Co.	1,834	148,627
Terex Corp.	6,766	297,366
Tetra Tech, Inc.	5,314	902,317
Tredegar Corp.	2,132	25,200
Turtle Beach Corp. *	1,292	28,760

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
UFP Industries, Inc.	5,362	$493,358
UFP Technologies, Inc. *	62	4,356
Universal Logistics Holdings, Inc.	624	11,769
US Ecology, Inc. *	371	11,850
Vicor Corp. *	2,079	263,991
Vishay Intertechnology, Inc.	1,948	42,603
Watts Water Technologies, Inc. Class A	1,512	293,585
Welbilt, Inc. *	12,896	306,538
Werner Enterprises, Inc.	699	33,314
Willis Lease Finance Corp. *	30	1,129
WillScot Mobile Mini Holdings Corp. *	20,828	850,616
Xometry, Inc. Class A *	612	31,365
Yellow Corp. *	276	3,475
Zurn Water Solutions Corp.	6,316	229,902

		20,885,515

Technology - 19.0%
1Life Healthcare, Inc. *	11,504	202,125
3D Systems Corp. *	11,169	240,580
8x8, Inc. *	11,183	187,427
ACI Worldwide, Inc. *	11,639	403,873
Agilysys, Inc. *	1,883	83,718
Alignment Healthcare, Inc. *	7,840	110,230
Alkami Technology, Inc. *	2,650	53,159
Alpha & Omega Semiconductor Ltd. *	1,722	104,284
Altair Engineering, Inc. Class A *	4,566	353,043
Ambarella, Inc. *	3,483	706,666
American Software, Inc. Class A	2,438	63,802
Amkor Technology, Inc.	2,101	52,084
Apollo Medical Holdings, Inc. *	3,718	273,199
Appfolio, Inc. Class A *	1,882	227,835
Appian Corp. *	3,881	253,080
Arteris, Inc. *	299	6,312
Asana, Inc. Class A *	6,458	481,444
Atomera, Inc. *	2,029	40,824
Avaya Holdings Corp. *	8,236	163,073
Avid Technology, Inc. *	3,579	116,568
AvidXchange Holdings, Inc. *	2,140	32,228
Axcelis Technologies, Inc. *	3,284	244,855
Bandwidth, Inc. Class A *	2,271	162,967
Benefitfocus, Inc. *	1,881	20,051
BigCommerce Holdings, Inc. *	4,779	169,033
Blackbaud, Inc. *	4,737	374,128
Blackline, Inc. *	5,366	555,596
Bottomline Technologies DE, Inc. *	767	43,313
Box, Inc. Class A *	13,779	360,872
Brightcove, Inc. *	4,079	41,687
BTRS Holdings, Inc. Class A *	6,596	51,581
Cantaloupe, Inc. *	5,822	51,699
Cardlytics, Inc. *	3,191	210,893
Cerence, Inc. *	3,738	286,480
CEVA, Inc. *	2,229	96,382
CMC Materials, Inc.	2,798	536,349
Cohu, Inc. *	4,106	156,398
CommVault Systems, Inc. *	4,528	312,070
Consensus Cloud Solutions, Inc. *	1,594	92,245
Convey Health Solutions Holdings, Inc. *	766	6,404
CoreCard Corp. *	734	28,479
Corsair Gaming, Inc. *	2,869	60,278
CS Disco, Inc. *	334	11,941
CSG Systems International, Inc.	1,523	87,755
CTS Corp.	727	26,695
Desktop Metal, Inc. Class A *	12,045	59,623
Diebold Nixdorf, Inc. *	7,703	69,712
Digimarc Corp. *	1,267	50,021
Digital Turbine, Inc. *	8,953	546,043
DigitalOcean Holdings, Inc. *	4,732	380,122
Diodes, Inc. *	3,325	365,118
Domo, Inc. Class B *	2,777	137,739
Donnelley Financial Solutions, Inc. *	173	8,155

	Shares	Value
eGain Corp. *	987	$9,850
EMCORE Corp. *	544	3,797
Enfusion, Inc. Class A *	1,684	35,263
EngageSmart, Inc. *	1,186	28,606
Envestnet, Inc. *	4,407	349,651
EverCommerce, Inc. *	1,238	19,499
Evolent Health, Inc. Class A *	1,597	44,189
ExlService Holdings, Inc. *	3,225	466,883
Forian, Inc. *	1,641	14,802
FormFactor, Inc. *	6,704	306,507
GreenBox POS *	1,712	7,190
Grid Dynamics Holdings, Inc. *	4,481	170,144
Health Catalyst, Inc. *	5,176	205,073
HireRight Holdings Corp. *	986	15,776
IBEX Holdings Ltd. *	596	7,682
iCAD, Inc. *	2,151	15,487
Impinj, Inc. *	1,868	165,692
Inseego Corp. *	1,829	10,663
Insight Enterprises, Inc. *	1,352	144,123
Instructure Holdings, Inc. *	200	4,796
Intapp, Inc. *	775	19,499
Integral Ad Science Holding Corp. *	791	17,568
JFrog Ltd. * (Israel)	5,244	155,747
Kaltura, Inc. *	820	2,763
KBR, Inc.	12,228	582,297
Kulicke & Soffa Industries, Inc. (Singapore)	6,039	365,601
Lattice Semiconductor Corp. *	13,384	1,031,371
LivePerson, Inc. *	6,502	232,251
MACOM Technology Solutions Holdings, Inc. Class H *	4,815	377,015
Maximus, Inc.	6,043	481,446
MaxLinear, Inc. *	6,996	527,428
MeridianLink, Inc. *	940	20,285
MicroStrategy, Inc. Class A *	836	455,194
Mitek Systems, Inc. *	4,266	75,722
Model N, Inc. *	3,250	97,598
Momentive Global, Inc. *	12,831	271,376
NantHealth, Inc. *	1,346	1,420
ON24, Inc. *	1,699	29,478
OneSpan, Inc. *	3,698	62,607
Onto Innovation, Inc. *	1,507	152,554
Ouster, Inc. *	15,492	80,558
Outbrain, Inc. *	336	4,704
Outset Medical, Inc. *	4,623	213,074
PAE, Inc. *	6,911	68,626
PagerDuty, Inc. *	8,117	282,066
PAR Technology Corp. *	2,506	132,242
Phreesia, Inc. *	4,920	204,967
Pitney Bowes, Inc.	1,807	11,980
PlayAGS, Inc. *	2,731	18,544
Porch Group, Inc. *	7,631	118,967
Power Integrations, Inc.	5,957	553,346
PowerSchool Holdings, Inc. Class A *	974	16,042
Privia Health Group, Inc. *	1,617	41,832
Progress Software Corp.	4,335	209,250
PROS Holdings, Inc. *	3,962	136,649
Qualys, Inc. *	3,363	461,471
Rackspace Technology, Inc. *	3,940	53,072
Rapid7, Inc. *	5,566	655,063
Rekor Systems, Inc. *	2,101	13,762
Rimini Street, Inc. *	4,329	25,844
Sailpoint Technologies Holdings, Inc. *	9,041	437,042
Sapiens International Corp. NV (Israel)	3,094	106,588
Schrodinger, Inc. *	4,485	156,213
Semtech Corp. *	6,380	567,373
Silicon Laboratories, Inc. *	3,931	811,437
Simulations Plus, Inc.	1,510	71,423
SiTime Corp. *	1,570	459,288
SkyWater Technology, Inc. *	779	12,635
SMART Global Holdings, Inc. *	1,773	125,865

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Society Pass, Inc. *	358	$3,727
Sprout Social, Inc. Class A *	4,467	405,112
SPS Commerce, Inc. *	3,560	506,766
Sterling Check Corp. *	777	15,936
Sumo Logic, Inc. *	8,680	117,701
Synaptics, Inc. *	3,876	1,122,141
Tabula Rasa HealthCare, Inc. *	2,181	32,715
Telos Corp. *	3,966	61,156
Tenable Holdings, Inc. *	9,107	501,523
TTEC Holdings, Inc.	1,825	165,254
Udemy, Inc. *	243	4,748
Ultra Clean Holdings, Inc. *	4,383	251,409
Unisys Corp. *	5,091	104,722
Upland Software, Inc. *	2,938	52,708
Varonis Systems, Inc. *	10,586	516,385
Veritone, Inc. *	2,825	63,506
Verra Mobility Corp. *	14,288	220,464
Viant Technology, Inc. Class A *	1,211	11,753
Vocera Communications, Inc. *	3,410	221,104
Vuzix Corp. *	5,705	49,462
Weave Communications, Inc. *	351	5,328
Workiva, Inc. *	4,236	552,756
Yext, Inc. *	11,214	111,243
Ziff Davis, Inc. *	4,291	475,700
Zuora, Inc. Class A *	11,035	206,134

		28,574,507

Utilities - 0.5%
Ameresco, Inc. Class A *	3,048	248,229
American States Water Co.	1,882	194,674
Clearway Energy, Inc. Class A	1,015	33,982
Clearway Energy, Inc. Class C	1,943	70,006
FTC Solar, Inc. *	1,822	13,775
Global Water Resources, Inc.	1,227	20,982
Middlesex Water Co.	576	69,293
Via Renewables, Inc.	1,124	12,847
York Water Co.	796	39,625

		703,413

Total Common Stocks (Cost $140,757,058)		146,567,804

EXCHANGE-TRADED FUND - 1.5%
iShares Russell 2000 Growth	7,919	2,320,663

Total Exchange-Traded Fund (Cost $2,259,824)		2,320,663

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.9%
Repurchase Agreement - 0.9%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $1,363,752; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $1,391,039)	$1,363,752	$1,363,752

Total Short-Term Investment (Cost $1,363,752)		1,363,752

TOTAL INVESTMENTS - 99.8% (Cost $144,380,702)		150,254,527

DERIVATIVES - 0.0%		25,827

OTHER ASSETS & LIABILITIES, NET - 0.2%		249,373

NET ASSETS - 100.0%		$150,529,727

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	30.3%
Technology	19.0%
Consumer, Cyclical	14.2%
Industrial	13.9%
Financial	8.6%
Communications	5.5%
Basic Materials	3.1%
Others (each less than 3.0%)	5.2%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)

Investments with a total aggregate value of $2,308 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/22	134	$1,476,849	$1,502,676	$25,827

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$2,308	$-	$-	$2,308
	Common Stocks	146,567,804	146,567,804	-	-
	Exchange-Traded Fund	2,320,663	2,320,663	-	-
	Short-Term Investment	1,363,752	-	1,363,752	-
	Derivatives:
	Equity Contracts
	Futures	25,827	25,827	-	-

	Total	$150,280,354	$148,914,294	$1,363,752	$2,308

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2021

	Shares	Value
RIGHTS - 0.0%
Consumer, Non-Cyclical - 0.0%
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	123	$369

Total Rights (Cost $0)		369

COMMON STOCKS - 96.5%
Basic Materials - 3.1%
AdvanSix, Inc.	3,999	188,953
Allegheny Technologies, Inc. *	7,206	114,792
American Vanguard Corp.	3,169	51,940
Amyris, Inc. *	22,836	123,543
Arconic Corp. *	15,457	510,236
Carpenter Technology Corp.	6,900	201,411
Century Aluminum Co. *	7,028	116,384
Clearwater Paper Corp. *	2,375	87,091
Coeur Mining, Inc. *	11,734	59,139
Commercial Metals Co.	17,338	629,196
Constellium SE *	17,976	321,950
Ecovyst, Inc.	7,505	76,851
Energy Fuels, Inc. *	3,200	24,416
Ferro Corp. *	2,032	44,359
Gatos Silver, Inc. *	1,017	10,556
GCP Applied Technologies, Inc. *	7,080	224,153
Glatfelter Corp.	6,318	108,670
Hawkins, Inc.	912	35,978
HB Fuller Co.	6,166	499,446
Hecla Mining Co.	54,103	282,418
Innospec, Inc.	2,466	222,778
Intrepid Potash, Inc. *	1,462	62,471
Kaiser Aluminum Corp.	1,995	187,410
Koppers Holdings, Inc. *	2,958	92,585
Kraton Corp. *	4,550	210,756
Kronos Worldwide, Inc.	2,744	41,187
Minerals Technologies, Inc.	4,824	352,876
Neenah, Inc.	2,461	113,895
Oil-Dri Corp. of America	748	24,482
PolyMet Mining Corp. * (Canada)	2,589	6,473
Rayonier Advanced Materials, Inc. *	8,970	51,219
Rogers Corp. *	328	89,544
Schnitzer Steel Industries, Inc. Class A	3,455	179,384
Schweitzer-Mauduit International, Inc.	4,490	134,251
Sensient Technologies Corp.	2,952	295,377
Stepan Co.	2,818	350,249
Tronox Holdings PLC Class A	16,548	397,648
Unifi, Inc. *	2,015	46,647
United States Lime & Minerals, Inc.	277	35,739
Ur-Energy, Inc. *	1,701	2,075
Valhi, Inc.	299	8,596
Verso Corp. Class A	4,000	108,080
Zymergen, Inc. *	9,270	62,016

		6,787,220

Communications - 2.8%
1stdibs.com, Inc. *	169	2,114
A10 Networks, Inc.	1,593	26,412
ADTRAN, Inc.	6,622	151,180
Advantage Solutions, Inc. *	10,959	87,891
aka Brands Holding Corp. *	560	5,180
AMC Networks, Inc. Class A *	2,066	71,153
Anterix, Inc. *	1,181	69,396
ATN International, Inc.	1,519	60,684
Aviat Networks, Inc. *	893	28,647
Boston Omaha Corp. Class A *	2,932	84,236

	Shares	Value
Bright Health Group, Inc. *	2,887	$9,931
Calix, Inc. *	1,394	111,478
Cars.com, Inc. *	8,564	137,795
ChannelAdvisor Corp. *	1,301	32,109
Clear Channel Outdoor Holdings, Inc. *	48,628	160,959
comScore, Inc. *	10,442	34,876
Consolidated Communications Holdings, Inc. *	10,473	78,338
Couchbase, Inc. *	419	10,458
CuriosityStream, Inc. *	2,966	17,588
DZS, Inc. *	1,437	23,308
EchoStar Corp. Class A *	5,418	142,764
Entercom Communications Corp. *	17,089	43,919
Entravision Communications Corp. Class A	8,966	60,790
ePlus, Inc. *	3,836	206,684
EW Scripps Co. Class A *	8,319	160,973
Fluent, Inc. *	5,941	11,823
Gannett Co., Inc. *	20,427	108,876
Globalstar, Inc. *	10,599	12,295
Gogo, Inc. *	7,959	107,685
Gray Television, Inc.	12,312	248,210
Groupon, Inc. *	520	12,043
Harmonic, Inc. *	10,666	125,432
HealthStream, Inc. *	3,686	97,163
Hemisphere Media Group, Inc. *	2,281	16,583
Houghton Mifflin Harcourt Co. *	1,192	19,191
IDT Corp. Class B *	750	33,120
iHeartMedia, Inc. Class A *	8,897	187,193
InterDigital, Inc.	2,694	192,971
Iridium Communications, Inc. *	4,176	172,427
KVH Industries, Inc. *	2,153	19,786
Lands’ End, Inc. *	2,126	41,733
Liberty Latin America Ltd. Class A * (Chile)	5,595	65,238
Liberty Latin America Ltd. Class C * (Chile)	22,610	257,754
Limelight Networks, Inc. *	17,854	61,239
Lulu’s Fashion Lounge Holdings, Inc. *	314	3,212
Maxar Technologies, Inc.	10,493	309,858
MediaAlpha, Inc. Class A *	213	3,289
National CineMedia, Inc.	7,660	21,525
NeoPhotonics Corp. *	7,429	114,184
NETGEAR, Inc. *	4,212	123,033
Ooma, Inc. *	1,266	25,877
Plantronics, Inc. *	3,584	105,155
Preformed Line Products Co.	413	26,721
Revolve Group, Inc. *	1,966	110,175
Ribbon Communications, Inc. *	10,302	62,327
Scholastic Corp.	3,867	154,525
Shenandoah Telecommunications Co.	4,640	118,320
Sinclair Broadcast Group, Inc. Class A	5,649	149,303
Solo Brands, Inc. Class A *	738	11,535
Stagwell, Inc. *	8,214	71,215
TEGNA, Inc.	31,925	592,528
Telephone & Data Systems, Inc.	14,551	293,203
Thryv Holdings, Inc. *	193	7,938
TrueCar, Inc. *	13,789	46,883
US Cellular Corp. *	2,134	67,264
Value Line, Inc.	22	1,030
Viavi Solutions, Inc. *	3,873	68,242
VirnetX Holding Corp. *	8,734	22,708
WideOpenWest, Inc. *	2,891	62,214
Yelp, Inc. *	794	28,775

		6,210,664

Consumer, Cyclical - 11.9%
A-Mark Precious Metals, Inc.	1,288	78,697
Abercrombie & Fitch Co. Class A *	7,846	273,276
Academy Sports & Outdoors, Inc. *	11,288	495,543
Acushnet Holdings Corp.	3,462	183,763
Adient PLC *	11,965	572,884
Aeva Technologies, Inc. *	15,225	115,101

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
AMC Entertainment Holdings, Inc. Class A *	74,533	$2,027,298
America’s Car-Mart, Inc. *	135	13,824
American Axle & Manufacturing Holdings, Inc. *	8,217	76,665
Avient Corp.	11,837	662,280
Barnes & Noble Education, Inc. *	6,734	45,859
Bassett Furniture Industries, Inc.	1,353	22,690
Beacon Roofing Supply, Inc. *	2,077	119,116
Beazer Homes USA, Inc. *	4,168	96,781
Bed Bath & Beyond, Inc. *	13,124	191,348
Big 5 Sporting Goods Corp.	3,077	58,494
Big Lots, Inc.	4,718	212,546
Biglari Holdings, Inc. Class B *	123	17,536
BJ’s Restaurants, Inc. *	279	9,639
BJ’s Wholesale Club Holdings, Inc. *	5,042	337,663
Blue Bird Corp. *	1,125	17,595
Bluegreen Vacations Holding Corp. *	556	19,516
Buckle, Inc.	297	12,566
Callaway Golf Co. *	16,715	458,660
Cannae Holdings, Inc. *	12,261	430,974
Canoo, Inc. *	8,381	64,701
CarLotz, Inc. *	9,722	22,069
Carrols Restaurant Group, Inc.	4,920	14,563
Cato Corp. Class A	3,073	52,733
Cavco Industries, Inc. *	390	123,883
Century Communities, Inc.	1,548	126,611
Chicken Soup For The Soul Entertainment, Inc. *	743	10,283
Chico’s FAS, Inc. *	13,936	74,976
Chuy’s Holdings, Inc. *	1,618	48,734
Cinemark Holdings, Inc. *	2,784	44,878
Clean Energy Fuels Corp. *	22,385	137,220
Commercial Vehicle Group, Inc. *	2,801	22,576
CompX International, Inc.	254	5,707
Conn’s, Inc. *	2,655	62,446
Container Store Group, Inc. *	4,677	46,676
Cooper-Standard Holdings, Inc. *	2,463	55,196
Daktronics, Inc. *	5,145	25,982
Dana, Inc.	9,839	224,526
Dave & Buster’s Entertainment, Inc. *	3,409	130,906
Del Taco Restaurants, Inc.	4,383	54,568
Denny’s Corp. *	2,108	33,728
Dillard’s, Inc. Class A	852	208,757
Drive Shack, Inc. *	6,529	9,336
El Pollo Loco Holdings, Inc. *	2,680	38,029
Eros STX Global Corp. * (United Arab Emirates)	45,861	10,993
Escalade, Inc.	1,027	16,216
Ethan Allen Interiors, Inc.	3,321	87,309
F45 Training Holdings, Inc. *	1,596	17,380
Fiesta Restaurant Group, Inc. *	2,700	29,727
First Watch Restaurant Group, Inc. *	462	7,743
FirstCash, Inc.	5,311	397,316
Fisker, Inc. *	1,984	31,208
Flexsteel Industries, Inc.	969	26,027
Forestar Group, Inc. *	1,605	34,909
Fossil Group, Inc. *	6,956	71,577
Franchise Group, Inc.	3,548	185,064
G-III Apparel Group Ltd. *	6,449	178,250
GAN Ltd. * (United Kingdom)	5,073	46,621
Genesco, Inc. *	2,193	140,725
Global Industrial Co.	428	17,505
GMS, Inc. *	6,192	372,201
Goodyear Tire & Rubber Co. *	40,010	853,013
Green Brick Partners, Inc. *	3,136	95,115
Group 1 Automotive, Inc.	2,553	498,397
Guess?, Inc.	5,147	121,881
Hall of Fame Resort & Entertainment Co. *	8,017	12,186
Hamilton Beach Brands Holding Co. Class A	716	10,282

	Shares	Value
Haverty Furniture Cos., Inc.	1,402	$42,859
Hawaiian Holdings, Inc. *	7,469	137,206
Healthcare Services Group, Inc.	5,158	91,761
Hibbett, Inc.	407	29,275
HNI Corp.	5,670	238,423
Hooker Furnishings Corp.	1,556	36,224
Hovnanian Enterprises, Inc. Class A *	748	95,213
Hyliion Holdings Corp. *	13,547	83,991
Ideanomics, Inc. *	63,574	76,289
IMAX Corp. *	6,552	116,888
Interface, Inc.	6,661	106,243
iRobot Corp. *	361	23,783
Jack in the Box, Inc.	2,754	240,920
Johnson Outdoors, Inc. Class A	278	26,046
KAR Auction Services, Inc. *	17,405	271,866
KB Home	9,484	424,219
Kimball International, Inc. Class B	5,030	51,457
La-Z-Boy, Inc.	6,348	230,496
Landsea Homes Corp. *	1,170	8,564
Lazydays Holdings, Inc. *	1,064	22,919
Liberty TripAdvisor Holdings, Inc. Class A *	2,464	5,347
Life Time Group Holdings, Inc. *	2,750	47,327
Lifetime Brands, Inc.	1,843	29,433
Lions Gate Entertainment Corp. Class A *	9,052	150,625
Lions Gate Entertainment Corp. Class B *	16,407	252,504
Lordstown Motors Corp. Class A *	20,197	69,680
Lumber Liquidators Holdings, Inc. *	4,196	71,626
Madison Square Garden Entertainment Corp. *	3,826	269,121
M/I Homes, Inc. *	4,136	257,176
Macy’s, Inc.	46,283	1,211,689
Marcus Corp. *	3,371	60,206
MarineMax, Inc. *	1,469	86,730
MDC Holdings, Inc.	5,996	334,757
Meritage Homes Corp. *	5,021	612,863
Meritor, Inc. *	1,476	36,575
Mesa Air Group, Inc. *	4,931	27,614
Methode Electronics, Inc.	5,494	270,140
Miller Industries, Inc.	1,486	49,632
MillerKnoll, Inc.	10,738	420,822
Modine Manufacturing Co. *	6,467	65,252
Monarch Casino & Resort, Inc. *	385	28,471
Motorcar Parts of America, Inc. *	2,692	45,952
Movado Group, Inc.	2,284	95,540
Nautilus, Inc. *	3,262	19,996
Nu Skin Enterprises, Inc. Class A	3,990	202,492
ODP Corp. *	6,728	264,276
OneSpaWorld Holdings Ltd. * (Bahamas)	4,335	43,437
Oxford Industries, Inc.	2,165	219,791
PC Connection, Inc.	1,585	68,361
PetMed Express, Inc.	414	10,458
Portillo’s, Inc. Class A *	1,046	39,267
PriceSmart, Inc.	3,179	232,607
Regis Corp. *	217	378
Resideo Technologies, Inc. *	18,453	480,332
REV Group, Inc.	3,552	50,261
Rite Aid Corp. *	8,068	118,519
Rocky Brands, Inc.	941	37,452
Romeo Power, Inc. *	3,579	13,063
Rush Enterprises, Inc. Class A	6,087	338,681
Rush Enterprises, Inc. Class B	1,037	55,967
ScanSource, Inc. *	3,692	129,515
SeaWorld Entertainment, Inc. *	3,461	224,480
Shift Technologies, Inc. *	6,828	23,283
Shoe Carnival, Inc.	235	9,184
Signet Jewelers Ltd. (NYSE)	1,722	149,866
SkyWest, Inc. *	7,248	284,846
Sleep Number Corp. *	1,666	127,616
Snap One Holdings Corp. *	985	20,764
Sonic Automotive, Inc. Class A	3,190	157,745

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Sovos Brands, Inc. *	1,993	$29,995
Spirit Airlines, Inc. *	14,307	312,608
Standard Motor Products, Inc.	3,044	159,475
Steelcase, Inc. Class A	12,773	149,700
Superior Group of Cos., Inc.	1,285	28,193
Target Hospitality Corp. *	1,590	5,660
Taylor Morrison Home Corp. *	15,226	532,301
Tenneco, Inc. Class A *	793	8,961
Tilly’s, Inc. Class A	3,474	55,966
Titan International, Inc. *	6,255	68,555
Titan Machinery, Inc. *	2,822	95,073
Torrid Holdings, Inc. *	1,477	14,593
Traeger, Inc. *	2,253	27,396
TravelCenters of America, Inc. *	1,824	94,155
Tri Pointe Homes, Inc. *	14,926	416,286
Tupperware Brands Corp. *	7,071	108,116
UniFirst Corp.	2,177	458,041
Universal Electronics, Inc. *	1,813	73,880
Urban Outfitters, Inc. *	3,069	90,106
Vera Bradley, Inc. *	3,834	32,627
Veritiv Corp. *	2,083	255,313
Vista Outdoor, Inc. *	8,346	384,500
VOXX International Corp. *	2,162	21,988
VSE Corp.	1,535	93,543
Wabash National Corp.	6,641	129,632
Weber, Inc. Class A	1,789	23,132
WESCO International, Inc. *	5,313	699,138
Winmark Corp.	311	77,218
Workhorse Group, Inc. *	15,787	68,831
World Fuel Services Corp.	9,282	245,695
XL Fleet Corp. *	4,211	13,938
Xponential Fitness, Inc. Class A *	751	15,350
Zumiez, Inc. *	3,126	150,017

		26,567,386

Consumer, Non-Cyclical - 16.7%
2seventy bio, Inc. *	3,265	83,682
2U, Inc. *	1,656	33,236
4D Molecular Therapeutics, Inc. *	3,618	79,379
89bio, Inc. *	1,358	17,749
Aaron’s Co., Inc.	4,602	113,439
ABM Industries, Inc.	9,751	398,328
Absci Corp. *	766	6,281
Acacia Research Corp. *	6,746	34,607
ACCO Brands Corp.	13,512	111,609
Acumen Pharmaceuticals, Inc. *	539	3,644
Adagio Therapeutics, Inc. *	1,233	8,952
AdaptHealth Corp. *	10,347	253,088
Addus HomeCare Corp. *	1,265	118,290
Adicet Bio, Inc. *	3,041	53,187
Adtalem Global Education, Inc. *	7,136	210,940
Adverum Biotechnologies, Inc. *	12,466	21,940
Aeglea BioTherapeutics, Inc. *	5,577	26,491
Aerovate Therapeutics, Inc. *	562	6,626
Agios Pharmaceuticals, Inc. *	7,884	259,147
AirSculpt Technologies, Inc. *	189	3,249
Akebia Therapeutics, Inc. *	14,863	33,590
Akero Therapeutics, Inc. *	907	19,183
Akouos, Inc. *	3,314	28,169
Albireo Pharma, Inc. *	497	11,575
Allogene Therapeutics, Inc. *	5,889	87,864
Alpha Teknova, Inc. *	367	7,516
Alphatec Holdings, Inc. *	751	8,584
Alta Equipment Group, Inc. *	2,223	32,545
Altimmune, Inc. *	5,713	52,331
American Public Education, Inc. *	2,540	56,515
American Well Corp. Class A *	26,539	160,296
Amphastar Pharmaceuticals, Inc. *	3,628	84,496
AnaptysBio, Inc. *	2,821	98,030
Andersons, Inc.	2,744	106,220

	Shares	Value
AngioDynamics, Inc. *	5,425	$149,622
ANI Pharmaceuticals, Inc. *	1,580	72,806
Anika Therapeutics, Inc. *	2,098	75,171
Annexon, Inc. *	4,518	51,912
API Group Corp. *	29,118	750,371
Applied Therapeutics, Inc. *	614	5,495
Apria, Inc. *	1,476	48,118
AquaBounty Technologies, Inc. *	5,031	10,565
Arbutus Biopharma Corp. * (Canada)	10,596	41,218
Arcturus Therapeutics Holdings, Inc. *	3,051	112,918
Arcus Biosciences, Inc. *	6,451	261,072
Arcutis Biotherapeutics, Inc. *	3,531	73,233
Ardelyx, Inc. *	2,671	2,938
Arena Pharmaceuticals, Inc. *	8,080	750,955
Asensus Surgical, Inc. *	23,701	26,308
ASGN, Inc. *	795	98,103
Atara Biotherapeutics, Inc. *	11,514	181,461
Atea Pharmaceuticals, Inc. *	8,412	75,203
Athenex, Inc. *	4,768	6,484
Athersys, Inc. *	3,525	3,182
Athira Pharma, Inc. *	4,687	61,072
Atossa Therapeutics, Inc. *	15,189	24,302
Atreca, Inc. Class A *	3,695	11,196
Aura Biosciences, Inc. *	254	4,313
Avalo Therapeutics, Inc. *	352	598
Avanos Medical, Inc. *	6,971	241,685
Avid Bioservices, Inc. *	524	15,290
Avidity Biosciences, Inc. *	4,515	107,322
Avis Budget Group, Inc. *	5,975	1,239,036
Avrobio, Inc. *	5,529	21,287
B&G Foods, Inc.	9,278	285,113
Barrett Business Services, Inc.	1,108	76,518
Beauty Health Co. *	1,136	27,446
BellRing Brands, Inc. Class A *	1,990	56,775
BioCryst Pharmaceuticals, Inc. *	23,400	324,090
Biohaven Pharmaceutical Holding Co. Ltd. *	2,658	366,299
Bioventus, Inc. Class A *	1,109	16,069
Black Diamond Therapeutics, Inc. *	3,184	16,971
Bluebird Bio, Inc. *	9,797	97,872
Blueprint Medicines Corp. *	559	59,875
Bolt Biotherapeutics, Inc. *	3,156	15,464
Bridgebio Pharma, Inc. *	5,051	84,251
BrightView Holdings, Inc. *	5,959	83,903
Brookdale Senior Living, Inc. *	26,812	138,350
Brooklyn ImmunoTherapeutics, Inc. *	521	2,173
Cadiz, Inc. *	2,614	10,090
Cal-Maine Foods, Inc.	5,841	216,059
Cara Therapeutics, Inc. *	6,455	78,622
Cardiff Oncology, Inc. *	5,271	31,679
Caribou Biosciences, Inc. *	1,278	19,285
Carriage Services, Inc.	1,788	115,219
Cass Information Systems, Inc.	1,633	64,210
Castle Biosciences, Inc. *	238	10,203
Catalyst Pharmaceuticals, Inc. *	14,001	94,787
CBIZ, Inc. *	7,143	279,434
CEL-SCI Corp. *	386	2,741
Celldex Therapeutics, Inc. *	1,447	55,912
Central Garden & Pet Co. *	989	52,051
Central Garden & Pet Co. Class A *	3,468	165,944
Century Therapeutics, Inc. *	677	10,737
Chefs’ Warehouse, Inc. *	4,282	142,591
ChemoCentryx, Inc. *	7,300	265,793
Chimerix, Inc. *	2,867	18,435
Chinook Therapeutics, Inc. *	5,637	91,939
Citius Pharmaceuticals, Inc. *	15,899	24,484
Clene, Inc. *	754	3,091
Codex DNA, Inc. *	358	3,866
Cogent Biosciences, Inc. *	3,683	31,600
Community Health Systems, Inc. *	2,382	31,704
CoreCivic, Inc. REIT *	17,246	171,943

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
CorMedix, Inc. *	4,917	$22,372
Coursera, Inc. *	10,547	257,769
Covetrus, Inc. *	14,990	299,350
CRA International, Inc.	177	16,525
Crinetics Pharmaceuticals, Inc. *	976	27,728
Cross Country Healthcare, Inc. *	4,543	126,114
CryoLife, Inc. *	616	12,536
Cue Health, Inc. *	793	10,634
Cullinan Oncology, Inc. *	3,500	54,005
Curis, Inc. *	1,559	7,421
Custom Truck One Source, Inc. *	4,657	37,256
CVRX, Inc. *	157	1,920
Cymabay Therapeutics, Inc. *	9,796	33,110
Cyteir Therapeutics, Inc. *	464	5,276
Cytek Biosciences, Inc. *	384	6,267
Cytokinetics, Inc. *	817	37,239
CytomX Therapeutics, Inc. *	1,438	6,227
Day One Biopharmaceuticals, Inc. *	628	10,582
Deciphera Pharmaceuticals, Inc. *	754	7,367
Deluxe Corp.	6,099	195,839
Design Therapeutics, Inc. *	1,580	33,828
DICE Therapeutics, Inc. *	839	21,235
Duckhorn Portfolio, Inc. *	1,690	39,445
Dyne Therapeutics, Inc. *	4,372	51,983
Eagle Pharmaceuticals, Inc. *	871	44,351
Edgewell Personal Care Co.	7,868	359,646
Eiger BioPharmaceuticals, Inc. *	4,465	23,173
Eliem Therapeutics, Inc. *	402	4,205
Emerald Holding, Inc. *	3,682	14,618
Emergent BioSolutions, Inc. *	7,063	307,029
Enanta Pharmaceuticals, Inc. *	2,523	188,670
Endo International PLC *	33,209	124,866
Ennis, Inc.	3,718	72,613
Entrada Therapeutics, Inc. *	561	9,604
Erasca, Inc. *	1,349	21,017
European Wax Center, Inc. Class A *	1,011	30,684
Exagen, Inc. *	923	10,734
EyePoint Pharmaceuticals, Inc. *	3,076	37,650
FibroGen, Inc. *	1,024	14,438
Finch Therapeutics Group, Inc. *	1,081	10,778
First Advantage Corp. *	687	13,080
Foghorn Therapeutics, Inc. *	2,332	53,333
Forma Therapeutics Holdings, Inc. *	4,952	70,417
Frequency Therapeutics, Inc. *	4,501	23,090
Fresh Del Monte Produce, Inc.	4,862	134,191
Fulcrum Therapeutics, Inc. *	3,952	69,911
Fulgent Genetics, Inc. *	2,646	266,161
G1 Therapeutics, Inc. *	2,463	25,147
Gemini Therapeutics, Inc. SPAC *	2,316	6,740
Generation Bio Co. *	401	2,839
Geron Corp. *	44,577	54,384
Gossamer Bio, Inc. *	8,966	101,405
Graham Holdings Co. Class B	554	348,926
Graphite Bio, Inc. *	927	11,523
Green Dot Corp. Class A *	6,727	243,786
Gritstone bio, Inc. *	6,198	79,706
Hackett Group, Inc.	345	7,083
Haemonetics Corp. *	2,323	123,212
Harvard Bioscience, Inc. *	779	5,492
Heidrick & Struggles International, Inc.	1,643	71,848
HF Foods Group, Inc. *	5,223	44,187
HireQuest, Inc.	104	2,097
Homology Medicines, Inc. *	5,874	21,381
Honest Co., Inc. *	3,608	29,189
Hookipa Pharma, Inc. *	1,097	2,556
Hostess Brands, Inc. *	19,894	406,235
Huron Consulting Group, Inc. *	2,817	140,568
iBio, Inc. *	29,903	16,417
ICF International, Inc.	2,687	275,552
Icosavax, Inc. *	770	17,618

	Shares	Value
Ideaya Biosciences, Inc. *	3,629	$85,790
Ikena Oncology, Inc. *	3,429	43,000
Imago Biosciences, Inc. *	553	13,112
Immuneering Corp. Class A *	461	7,454
Immunic, Inc. *	2,575	24,643
ImmunityBio, Inc. *	8,882	54,003
ImmunoGen, Inc. *	13,157	97,625
Immunovant, Inc. *	2,008	17,108
Impel Neuropharma, Inc. *	240	2,071
Infinity Pharmaceuticals, Inc. *	1,216	2,736
Ingles Markets, Inc. Class A	2,069	178,637
Innoviva, Inc. *	5,565	95,996
Inovio Pharmaceuticals, Inc. *	30,017	149,785
Inozyme Pharma, Inc. *	2,012	13,722
Instil Bio, Inc. *	4,170	71,349
Integer Holdings Corp. *	4,751	406,638
Invacare Corp. *	4,807	13,075
Invitae Corp. *	21,560	329,221
IsoPlexis Corp. *	483	4,439
iTeos Therapeutics, Inc. *	2,917	135,816
IVERIC bio, Inc. *	13,344	223,112
Janux Therapeutics, Inc. *	753	14,857
John B Sanfilippo & Son, Inc.	442	39,851
John Wiley & Sons, Inc. Class A	6,251	357,995
Jounce Therapeutics, Inc. *	4,910	40,999
Kala Pharmaceuticals, Inc. *	2,076	2,512
Kelly Services, Inc. Class A	5,223	87,590
KemPharm, Inc. *	2,265	19,728
Kezar Life Sciences, Inc. *	5,055	84,520
Kiniksa Pharmaceuticals Ltd. Class A *	2,312	27,212
Kinnate Biopharma, Inc. *	3,533	62,605
Korn Ferry	7,824	592,512
Krispy Kreme, Inc.	988	18,693
Kronos Bio, Inc. *	4,960	67,406
Krystal Biotech, Inc. *	1,659	116,047
Kura Oncology, Inc. *	9,188	128,632
Laird Superfood, Inc. *	140	1,826
Lancaster Colony Corp.	328	54,317
Landec Corp. *	3,642	40,426
Lantheus Holdings, Inc. *	8,382	242,156
Laureate Education, Inc. Class A	14,532	177,872
Lexicon Pharmaceuticals, Inc. *	6,044	23,813
LifeStance Health Group, Inc. *	2,508	23,876
Ligand Pharmaceuticals, Inc. *	1,922	296,872
Limoneira Co.	1,509	22,635
Lineage Cell Therapeutics, Inc. *	18,726	45,879
LivaNova PLC *	1,527	133,506
LiveRamp Holdings, Inc. *	9,551	457,970
Lucid Diagnostics, Inc. *	368	1,976
Lyell Immunopharma, Inc. *	1,343	10,395
MacroGenics, Inc. *	679	10,898
Magellan Health, Inc.	3,408	323,726
Magenta Therapeutics, Inc. *	492	2,180
MannKind Corp. *	32,290	141,107
Marathon Digital Holdings, Inc. *	12,957	425,767
MaxCyte, Inc. *	5,748	58,572
MEDNAX, Inc. *	5,192	141,274
MeiraGTx Holdings PLC *	4,028	95,625
Meridian Bioscience, Inc. *	5,457	111,323
Merit Medical Systems, Inc. *	826	51,460
Mersana Therapeutics, Inc. *	2,999	18,654
MGP Ingredients, Inc.	322	27,367
MiMedx Group, Inc. *	5,537	33,443
Mirum Pharmaceuticals, Inc. *	257	4,099
Mission Produce, Inc. *	4,857	76,255
ModivCare, Inc. *	1,196	177,355
MoneyGram International, Inc. *	12,913	101,884
Monro, Inc.	1,894	110,363
Monte Rosa Therapeutics, Inc. *	783	15,989
Multiplan Corp. *	46,337	205,273

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Mustang Bio, Inc. *	10,585	$17,571
Myriad Genetics, Inc. *	11,557	318,973
NanoString Technologies, Inc. *	510	21,537
Nathan’s Famous, Inc.	92	5,372
National HealthCare Corp.	1,825	123,991
Natural Grocers by Vitamin Cottage, Inc.	1,272	18,126
Nature’s Sunshine Products, Inc.	1,702	31,487
Natus Medical, Inc. *	4,940	117,226
Neogen Corp. *	937	42,549
Neoleukin Therapeutics, Inc. *	3,771	18,176
Neuronetics, Inc. *	229	1,021
NewAge, Inc. *	8,377	8,628
NexImmune, Inc. *	765	3,527
NGM Biopharmaceuticals, Inc. *	4,136	73,249
Nkarta, Inc. *	1,998	30,669
Nurix Therapeutics, Inc. *	403	11,667
Nuvalent, Inc. Class A *	617	11,748
Nuvation Bio, Inc. *	3,601	30,609
Olema Pharmaceuticals, Inc. *	1,880	17,597
Omega Therapeutics, Inc. *	410	4,645
Oncocyte Corp. *	2,185	4,741
Oncorus, Inc. *	2,866	15,104
Oncternal Therapeutics, Inc. *	6,190	14,051
OPKO Health, Inc. *	58,027	279,110
Option Care Health, Inc. *	22,967	653,181
OraSure Technologies, Inc. *	10,299	89,498
ORIC Pharmaceuticals, Inc. *	3,966	58,300
Orthofix Medical, Inc. *	2,708	84,192
Owens & Minor, Inc.	1,841	80,084
Oyster Point Pharma, Inc. *	1,547	28,248
Pacific Biosciences of California, Inc. *	15,272	312,465
Paragon 28, Inc. *	252	4,458
Passage Bio, Inc. *	5,413	34,373
Patterson Cos., Inc.	9,301	272,984
Perdoceo Education Corp. *	9,923	116,694
Performance Food Group Co. *	1,980	90,862
Personalis, Inc. *	4,781	68,225
Pliant Therapeutics, Inc. *	264	3,564
Portage Biotech, Inc. * (Canada)	580	6,223
Poseida Therapeutics, Inc. *	3,989	27,165
Praxis Precision Medicines, Inc. *	4,455	87,764
Precigen, Inc. *	1,813	6,726
Prestige Consumer Healthcare, Inc. *	7,273	441,107
Primo Water Corp.	22,748	401,047
PROCEPT BioRobotics Corp. *	190	4,752
PROG Holdings, Inc. *	7,940	358,173
Prometheus Biosciences, Inc. *	3,772	149,145
Prothena Corp. PLC * (Ireland)	1,206	59,576
Provention Bio, Inc. *	7,831	44,010
Pyxis Oncology, Inc. *	636	6,977
Quanex Building Products Corp.	4,852	120,233
Rain Therapeutics, Inc. *	678	8,733
Rallybio Corp. *	380	3,625
Rapid Micro Biosystems, Inc. Class A *	420	4,469
Reata Pharmaceuticals, Inc. Class A *	503	13,264
Recursion Pharmaceuticals, Inc. Class A *	5,469	93,684
REGENXBIO, Inc. *	2,743	89,696
Relay Therapeutics, Inc. *	1,120	34,395
Remitly Global, Inc. *	304	6,268
Reneo Pharmaceuticals, Inc. *	432	3,694
Rent the Runway, Inc. Class A *	947	7,718
Rent-A-Center, Inc.	662	31,802
Repay Holdings Corp. *	6,942	126,830
Replimune Group, Inc. *	1,325	35,908
Resources Connection, Inc.	4,695	83,759
Revlon, Inc. Class A *	919	10,421
REVOLUTION Medicines, Inc. *	7,338	184,697
Rhythm Pharmaceuticals, Inc. *	6,386	63,732
RR Donnelley & Sons Co. *	10,272	115,663
RxSight, Inc. *	163	1,834

	Shares	Value
Sana Biotechnology, Inc. *	648	$10,031
Sanderson Farms, Inc.	427	81,591
Sangamo Therapeutics, Inc. *	1,912	14,340
Scholar Rock Holding Corp. *	604	15,003
SeaSpine Holdings Corp. *	2,152	29,310
Seer, Inc. *	3,707	84,557
Selecta Biosciences, Inc. *	12,059	39,312
Seneca Foods Corp. Class A *	885	42,436
Sensei Biotherapeutics, Inc. *	2,864	16,611
Sera Prognostics, Inc. Class A *	235	1,614
Shattuck Labs, Inc. *	702	5,974
Sientra, Inc. *	897	3,292
Sigilon Therapeutics, Inc. *	1,871	5,164
Silverback Therapeutics, Inc. *	3,038	20,233
Simply Good Foods Co. *	11,570	480,965
Singular Genomics Systems, Inc. *	663	7,664
SOC Telemed, Inc. *	1,635	2,093
Solid Biosciences, Inc. *	8,525	14,919
Sorrento Therapeutics, Inc. *	4,235	19,693
SpartanNash Co.	5,265	135,626
Spero Therapeutics, Inc. *	220	3,522
Sprouts Farmers Market, Inc. *	9,008	267,357
Spruce Biosciences, Inc. *	1,261	5,624
SQZ Biotechnologies Co. *	3,160	28,219
StoneMor, Inc. *	4,294	9,790
Strategic Education, Inc.	3,496	202,209
Stride, Inc. *	5,671	189,014
Supernus Pharmaceuticals, Inc. *	7,132	207,969
Surface Oncology, Inc. *	5,246	25,076
Sutro Biopharma, Inc. *	5,890	87,643
Syndax Pharmaceuticals, Inc. *	4,919	107,677
Syros Pharmaceuticals, Inc. *	3,962	12,916
Talaris Therapeutics, Inc. *	995	15,214
Talis Biomedical Corp. *	2,161	8,666
Tarsus Pharmaceuticals, Inc. *	276	6,210
Taysha Gene Therapies, Inc. *	493	5,743
TCR2 Therapeutics, Inc. *	4,290	19,991
Team, Inc. *	3,539	3,858
Tejon Ranch Co. *	2,971	56,687
Tenaya Therapeutics, Inc. *	796	15,084
Tenet Healthcare Corp. *	13,534	1,105,592
Terns Pharmaceuticals, Inc. *	593	4,193
Textainer Group Holdings Ltd. (China)	5,900	210,689
Theravance Biopharma, Inc. *	777	8,586
Theseus Pharmaceuticals, Inc. *	688	8,724
Thorne HealthTech, Inc. *	369	2,291
Tivity Health, Inc. *	2,639	69,775
Tonix Pharmaceuticals Holding Corp. *	64,846	23,195
Tootsie Roll Industries, Inc.	2,178	78,909
Travere Therapeutics, Inc. *	7,975	247,544
TreeHouse Foods, Inc. *	7,507	304,259
Trevena, Inc. *	14,150	8,242
Triple-S Management Corp. *	3,280	117,030
Triton International Ltd. (Bermuda)	9,641	580,677
TrueBlue, Inc. *	5,076	140,453
Turning Point Therapeutics, Inc. *	5,909	281,859
Tyra Biosciences, Inc. *	748	10,524
United Natural Foods, Inc. *	7,563	371,192
Universal Corp.	3,513	192,934
UroGen Pharma Ltd. *	769	7,313
Utah Medical Products, Inc.	414	41,400
Vanda Pharmaceuticals, Inc. *	7,897	123,904
Varex Imaging Corp. *	4,823	152,166
Vaxart, Inc. *	1,695	10,628
Vaxcyte, Inc. *	4,156	98,871
VBI Vaccines, Inc. *	2,793	6,536
Vector Group Ltd.	17,738	203,632
Vectrus, Inc. *	1,675	76,665
Ventyx Biosciences, Inc. *	628	12,472
Vera Therapeutics, Inc. *	582	15,551

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Veracyte, Inc. *	9,764	$402,277
Veru, Inc. *	2,546	14,996
Verve Therapeutics, Inc. *	980	36,133
Viemed Healthcare, Inc. *	3,841	20,050
Viking Therapeutics, Inc. *	10,050	46,230
Village Super Market, Inc. Class A	1,201	28,091
Viracta Therapeutics, Inc. *	4,528	16,527
VistaGen Therapeutics, Inc. *	4,412	8,603
Vita Coco Co., Inc. *	440	4,915
Vivint Smart Home, Inc. *	9,698	94,846
Vor BioPharma, Inc. *	2,531	29,410
Weis Markets, Inc.	2,404	158,376
Werewolf Therapeutics, Inc. *	1,240	14,768
Whole Earth Brands, Inc. *	5,371	57,685
Willdan Group, Inc. *	316	11,123
WW International, Inc. *	5,264	84,908
XBiotech, Inc.	2,047	22,783
Xilio Therapeutics, Inc. *	488	7,808
XOMA Corp. *	778	16,221
Zevia PBC Class A *	275	1,939
Zogenix, Inc. *	8,080	131,300

		37,143,688

Energy - 6.2%
Advent Technologies Holdings, Inc. *	416	2,916
Aemetis, Inc. *	4,105	50,492
Alto Ingredients, Inc. *	10,849	52,184
Antero Resources Corp. *	36,412	637,210
Arch Resources, Inc.	1,756	160,358
Archrock, Inc.	19,333	144,611
Array Technologies, Inc. *	14,144	221,919
Beam Global*	173	3,218
Berry Corp.	9,808	82,583
Brigham Minerals, Inc. Class A	6,354	134,006
Bristow Group, Inc. *	3,427	108,533
California Resources Corp.	11,720	500,561
Callon Petroleum Co. *	928	43,848
Centennial Resource Development, Inc. Class A *	23,322	139,466
ChampionX Corp. *	24,021	485,464
Chesapeake Energy Corp.	14,282	921,475
Civitas Resources, Inc.	5,345	261,745
Cleanspark, Inc. *	4,979	47,400
CNX Resources Corp. *	30,320	416,900
Comstock Resources, Inc. *	13,147	106,359
CONSOL Energy, Inc. *	4,960	112,642
CVR Energy, Inc.	4,552	76,519
Delek US Holdings, Inc. *	9,823	147,247
Dril-Quip, Inc. *	5,078	99,935
Earthstone Energy, Inc. Class A *	3,044	33,301
Equitrans Midstream Corp.	59,072	610,804
Expro Group Holdings NV *	5,755	82,584
Falcon Minerals Corp.	1,023	4,982
FTS International, Inc. Class A *	1,312	34,440
FuelCell Energy, Inc. *	12,290	63,908
FutureFuel Corp.	4,336	33,127
Gevo, Inc. *	29,162	124,813
Golar LNG Ltd. * (Bermuda)	14,713	182,294
Green Plains, Inc. *	4,998	173,730
Helix Energy Solutions Group, Inc. *	20,083	62,659
Helmerich & Payne, Inc.	15,306	362,752
HighPeak Energy, Inc.	774	11,331
Laredo Petroleum, Inc. *	1,329	79,913
Liberty Oilfield Services, Inc. Class A *	8,587	83,294
Matrix Service Co. *	3,687	27,726
MRC Global, Inc. *	11,717	80,613
Murphy Oil Corp.	21,255	554,968
Nabors Industries Ltd. *	1,029	83,442
National Energy Services Reunited Corp. *	5,351	50,567
Newpark Resources, Inc. *	13,237	38,917

	Shares	Value
NexTier Oilfield Solutions, Inc. *	22,755	$80,780
Northern Oil & Gas, Inc.	7,638	157,190
NOW, Inc. *	16,061	137,161
Oasis Petroleum, Inc.	409	51,530
Oceaneering International, Inc. *	14,487	163,848
Oil States International, Inc. *	8,684	43,159
Ovintiv, Inc.	35,831	1,207,505
Par Pacific Holdings, Inc. *	1,428	23,548
Patterson-UTI Energy, Inc.	27,092	228,927
PBF Energy, Inc. Class A *	14,047	182,190
PDC Energy, Inc.	14,143	689,896
Peabody Energy Corp. *	12,924	130,145
ProPetro Holding Corp. *	12,491	101,177
Range Resources Corp. *	34,589	616,722
Ranger Oil Corp. Class A *	3,058	82,321
Renewable Energy Group, Inc. *	6,465	274,375
REX American Resources Corp. *	810	77,760
Riley Exploration Permian, Inc.	268	5,178
RPC, Inc. *	9,842	44,683
Select Energy Services, Inc. Class A *	9,063	56,463
SM Energy Co.	17,356	511,655
Solaris Oilfield Infrastructure, Inc. Class A	3,233	21,176
SunCoke Energy, Inc.	11,974	78,909
Sunnova Energy International, Inc. *	10,622	296,566
SunPower Corp. *	2,404	50,171
Talos Energy, Inc. *	4,585	44,933
TETRA Technologies, Inc. *	3,905	11,090
Tidewater, Inc. *	5,914	63,339
US Silica Holdings, Inc. *	10,643	100,044
W&T Offshore, Inc. *	13,328	43,049
Warrior Met Coal, Inc.	6,672	171,537
Whiting Petroleum Corp. *	5,697	368,482

		13,853,265

Financial - 36.1%
1st Source Corp.	2,641	130,994
Acadia Realty Trust REIT	12,118	264,536
AFC Gamma, Inc. REIT	1,779	40,490
Agree Realty Corp. REIT	9,881	705,108
Alerus Financial Corp.	2,310	67,637
Alexander & Baldwin, Inc. REIT *	10,582	265,502
Allegiance Bancshares, Inc.	2,750	116,077
Altus Midstream Co. Class A	448	27,467
Amalgamated Financial Corp.	2,077	34,831
Ambac Financial Group, Inc. *	6,703	107,583
Amerant Bancorp, Inc.	4,027	139,133
American Assets Trust, Inc. REIT	7,265	272,655
American Equity Investment Life Holding Co.	11,945	464,899
American Finance Trust, Inc. REIT	17,214	157,164
American National Bankshares, Inc.	1,710	64,433
American National Group, Inc.	1,105	208,668
Ameris Bancorp	9,603	477,077
AMERISAFE, Inc.	2,886	155,353
Angel Oak Mortgage, Inc. REIT	1,120	18,346
Apartment Investment and Management Co. Class A REIT *	21,944	169,408
Apollo Commercial Real Estate Finance, Inc. REIT	20,634	271,543
Apple Hospitality REIT, Inc.	31,251	504,704
Arbor Realty Trust, Inc. REIT	20,839	381,770
Ares Commercial Real Estate Corp. REIT	6,498	94,481
Argo Group International Holdings Ltd.	4,723	274,454
Armada Hoffler Properties, Inc. REIT	8,672	131,988
ARMOUR Residential REIT, Inc.	11,509	112,903
Arrow Financial Corp.	2,120	74,688
Ashford Hospitality Trust, Inc. REIT *	2,594	24,902
AssetMark Financial Holdings, Inc. *	2,572	67,412
Associated Banc-Corp.	22,417	506,400
Associated Capital Group, Inc. Class A	230	9,890

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Atlantic Capital Bancshares, Inc. *	2,995	$86,166
Atlantic Union Bankshares Corp.	11,232	418,841
Axos Financial, Inc. *	7,448	416,418
B. Riley Financial, Inc.	2,922	259,649
Banc of California, Inc.	7,914	155,273
BancFirst Corp.	2,565	180,986
Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	4,570	75,862
Bancorp, Inc. *	6,880	174,133
Bank First Corp.	956	69,061
Bank of Marin Bancorp	2,330	86,746
Bank of NT Butterfield & Son Ltd. (Bermuda)	7,391	281,671
BankUnited, Inc.	12,665	535,856
Banner Corp.	4,399	266,887
Bar Harbor Bankshares	2,190	63,357
Berkshire Hills Bancorp, Inc.	6,341	180,275
BGC Partners, Inc. Class A	46,017	213,979
Blackstone Mortgage Trust, Inc. Class A REIT	22,798	698,075
Blucora, Inc. *	4,455	77,161
Blue Foundry Bancorp *	3,918	57,320
Blue Ridge Bankshares, Inc.	2,483	44,446
Braemar Hotels & Resorts, Inc. REIT *	7,345	37,459
Brandywine Realty Trust REIT	24,718	331,716
Bridgewater Bancshares, Inc. *	2,663	47,108
BrightSpire Capital, Inc. REIT	12,474	127,983
Broadmark Realty Capital, Inc. REIT	18,544	174,870
Broadstone Net Lease, Inc. REIT	22,742	564,456
Brookline Bancorp, Inc.	9,046	146,455
BRT Apartments Corp. REIT	1,661	39,847
Bryn Mawr Bank Corp.	2,993	134,715
Business First Bancshares, Inc.	2,916	82,552
Byline Bancorp, Inc.	3,852	105,352
Cadence Bank	21,456	639,174
Cambridge Bancorp	1,053	98,550
Camden National Corp.	2,255	108,601
Capital Bancorp, Inc.	1,190	31,178
Capital City Bank Group, Inc.	2,148	56,707
Capitol Federal Financial, Inc.	18,765	212,607
Capstar Financial Holdings, Inc.	3,193	67,149
CareTrust REIT, Inc.	13,936	318,159
Carter Bankshares, Inc. *	3,868	59,529
CatchMark Timber Trust, Inc. Class A REIT	1,987	17,307
Cathay General Bancorp	11,210	481,918
CBTX, Inc.	2,737	79,373
Centerspace REIT	2,056	228,010
Central Pacific Financial Corp.	2,785	78,453
Chatham Lodging Trust REIT *	7,073	97,042
Chimera Investment Corp. REIT	34,550	521,014
CIT Group, Inc.	14,401	739,347
Citizens & Northern Corp.	2,458	64,203
Citizens, Inc. *	7,634	40,537
City Holding Co.	1,881	153,847
City Office REIT, Inc.	6,225	122,757
Civista Bancshares, Inc.	2,414	58,902
Clipper Realty, Inc. REIT	212	2,107
CNB Financial Corp.	2,566	67,999
CNO Financial Group, Inc.	18,524	441,612
Coastal Financial Corp. *	502	25,411
Columbia Banking System, Inc.	11,264	368,558
Columbia Financial, Inc. *	3,779	78,830
Community Bank System, Inc.	7,539	561,505
Community Healthcare Trust, Inc. REIT	1,238	58,520
Community Trust Bancorp, Inc.	2,423	105,667
ConnectOne Bancorp, Inc.	5,620	183,830
CorePoint Lodging, Inc. REIT *	5,793	90,950
Corporate Office Properties Trust REIT	16,339	457,002
Cowen, Inc. Class A	3,839	138,588
Crawford & Co. Class A	3,020	22,620

	Shares	Value
CrossFirst Bankshares, Inc. *	3,825	$59,708
CTO Realty Growth, Inc. REIT	812	49,873
Customers Bancorp, Inc. *	3,966	259,257
CVB Financial Corp.	18,297	391,739
Diamond Hill Investment Group, Inc.	459	89,152
DiamondRock Hospitality Co. REIT *	30,204	290,260
DigitalBridge Group, Inc. REIT *	70,243	585,124
Dime Community Bancshares, Inc.	5,143	180,828
Diversified Healthcare Trust REIT	34,695	107,208
Donegal Group, Inc. Class A	2,564	36,640
Douglas Elliman, Inc. *	8,869	101,993
Dynex Capital, Inc. REIT	4,963	82,932
Eagle Bancorp, Inc.	4,484	261,597
Easterly Government Properties, Inc. REIT	12,277	281,389
Eastern Bankshares, Inc.	19,744	398,236
eHealth, Inc. *	2,516	64,158
Ellington Financial, Inc. REIT	7,787	133,080
Empire State Realty Trust, Inc. Class A REIT	20,580	183,162
Employers Holdings, Inc.	3,382	139,947
Encore Capital Group, Inc. *	4,231	262,787
Enova International, Inc. *	5,267	215,736
Enstar Group Ltd. *	1,805	446,900
Enterprise Bancorp, Inc.	1,528	68,638
Enterprise Financial Services Corp.	5,282	248,729
Equity Bancshares, Inc. Class A	2,128	72,203
Equity Commonwealth REIT *	16,804	435,224
Essent Group Ltd.	15,720	715,732
Essential Properties Realty Trust, Inc. REIT	17,597	507,322
EZCORP, Inc. Class A *	7,003	51,612
Farmers National Banc Corp.	4,506	83,586
Farmland Partners, Inc. REIT	4,130	49,353
FB Financial Corp.	4,569	200,214
Federal Agricultural Mortgage Corp. Class C	1,335	165,447
Federated Hermes, Inc.	13,478	506,503
Fidelity D&D Bancorp, Inc.	632	37,288
Finance Of America Cos., Inc. Class A *	2,627	10,429
Financial Institutions, Inc.	2,530	80,454
First BanCorp	24,835	501,288
First Bancorp, Inc.	1,708	53,631
First Bancshares, Inc.	3,048	117,714
First Bank	2,598	37,697
First Busey Corp.	7,609	206,356
First Commonwealth Financial Corp.	11,183	179,934
First Community Bankshares, Inc.	2,704	90,368
First Financial Bancorp	11,564	281,930
First Financial Bankshares, Inc.	1,480	75,243
First Financial Corp.	1,839	83,288
First Foundation, Inc.	5,910	146,923
First Internet Bancorp	1,379	64,868
First Interstate BancSystem, Inc. Class A	6,049	246,013
First Merchants Corp.	8,478	355,143
First Mid Bancshares, Inc.	2,548	109,029
First Midwest Bancorp, Inc.	16,049	328,684
First of Long Island Corp.	3,378	72,931
Five Star Bancorp	1,103	33,090
Flagstar Bancorp, Inc.	7,371	353,366
Flushing Financial Corp.	4,573	111,124
Flywire Corp. *	1,444	54,959
Four Corners Property Trust, Inc. REIT	11,142	327,686
Franklin BSP Realty Trust, Inc. REIT	5,040	75,298
Franklin Street Properties Corp. REIT	14,558	86,620
FRP Holdings, Inc. *	911	52,656
FS Bancorp, Inc.	1,178	39,616
Fulton Financial Corp.	24,231	411,927
GAMCO Investors, Inc. Class A	105	2,623
GCM Grosvenor, Inc. Class A	589	6,185
Genworth Financial, Inc. Class A *	66,032	267,430
GEO Group, Inc. REIT	12,898	99,959

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
German American Bancorp, Inc.	3,674	$143,213
Getty Realty Corp. REIT	5,541	177,811
Glacier Bancorp, Inc.	14,132	801,284
Gladstone Commercial Corp. REIT	3,853	99,292
Gladstone Land Corp. REIT	1,780	60,093
Global Medical REIT, Inc.	8,567	152,064
Global Net Lease, Inc. REIT	15,103	230,774
Goosehead Insurance, Inc. Class A	2,205	286,826
Granite Point Mortgage Trust, Inc. REIT	7,639	89,453
Great Ajax Corp. REIT	3,159	41,572
Great Southern Bancorp, Inc.	1,669	98,888
Great Western Bancorp, Inc.	7,273	246,991
Greenlight Capital Re Ltd. Class A *	4,453	34,912
Guaranty Bancshares, Inc.	1,338	50,282
Hancock Whitney Corp.	12,795	640,006
Hanmi Financial Corp.	3,537	83,756
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	10,441	554,626
HarborOne Bancorp, Inc.	7,464	110,766
HBT Financial, Inc.	1,833	34,332
HCI Group, Inc.	851	71,093
Healthcare Realty Trust, Inc. REIT	21,250	672,350
Heartland Financial USA, Inc.	6,049	306,140
Heritage Commerce Corp.	9,000	107,460
Heritage Financial Corp.	4,244	103,723
Heritage Insurance Holdings, Inc.	3,273	19,245
Hersha Hospitality Trust REIT *	4,842	44,401
Hilltop Holdings, Inc.	9,112	320,196
Hingham Institution For Savings	209	87,755
Home Bancorp, Inc.	1,225	50,850
Home BancShares, Inc.	22,369	544,685
Home Point Capital, Inc.	1,033	4,649
HomeStreet, Inc.	2,268	117,936
HomeTrust Bancshares, Inc.	2,317	71,781
Hope Bancorp, Inc.	14,395	211,750
Horace Mann Educators Corp.	5,574	215,714
Horizon Bancorp, Inc.	6,494	135,400
Houlihan Lokey, Inc.	971	100,518
Howard Bancorp, Inc. *	1,982	43,188
Independence Holding Co.	672	38,089
Independence Realty Trust, Inc. REIT	15,286	394,837
Independent Bank Corp.	6,541	533,288
Independent Bank Corp. MI	3,288	78,485
Independent Bank Group, Inc.	5,551	400,505
Indus Realty Trust, Inc. REIT	165	13,375
Industrial Logistics Properties Trust REIT	9,426	236,121
Innovative Industrial Properties, Inc. REIT	1,646	432,750
International Bancshares Corp.	7,981	338,315
Invesco Mortgage Capital, Inc. REIT	40,696	113,135
Investors Bancorp, Inc.	21,081	319,377
Investors Title Co.	174	34,304
iStar, Inc. REIT	9,662	249,569
James River Group Holdings Ltd.	3,810	109,766
Kearny Financial Corp.	7,563	100,210
Kennedy-Wilson Holdings, Inc.	17,270	412,408
Kite Realty Group Trust REIT	31,550	687,159
KKR Real Estate Finance Trust, Inc. REIT	5,041	105,004
Ladder Capital Corp. REIT	16,933	203,027
Lakeland Bancorp, Inc.	7,640	145,084
Lakeland Financial Corp.	3,272	262,218
Legacy Housing Corp. *	1,102	29,170
LendingClub Corp. *	14,353	347,056
LTC Properties, Inc. REIT	5,644	192,686
Luther Burbank Corp.	2,612	36,672
LXP Industrial Trust REIT	40,382	630,767
Macatawa Bank Corp.	4,509	39,769
Macerich Co. REIT	30,883	533,658
Maiden Holdings Ltd. *	10,795	33,033
Marcus & Millichap, Inc. *	3,062	157,571
Marlin Business Services Corp.	1,211	28,192

	Shares	Value
MBIA, Inc. *	7,032	$111,035
McGrath RentCorp	1,084	87,002
Mercantile Bank Corp.	2,506	87,785
Merchants Bancorp	1,458	69,007
Meta Financial Group, Inc.	3,082	183,872
Metrocity Bankshares, Inc.	2,174	59,850
MetroMile, Inc. *	14,098	30,875
Metropolitan Bank Holding Corp. *	1,362	145,094
MFA Financial, Inc. REIT	64,295	293,185
Mid Penn Bancorp, Inc.	2,158	68,495
Midland States Bancorp, Inc.	3,448	85,476
MidWestOne Financial Group, Inc.	2,310	74,775
Moelis & Co. Class A	4,061	253,853
Monmouth Real Estate Investment Corp. REIT	11,780	247,498
Mr Cooper Group, Inc. *	8,966	373,075
MVB Financial Corp.	1,504	62,446
National Bank Holdings Corp. Class A	4,211	185,031
National Health Investors, Inc. REIT	6,331	363,843
National Western Life Group, Inc. Class A	393	84,275
Navient Corp.	22,951	487,020
NBT Bancorp, Inc.	5,965	229,772
Nelnet, Inc. Class A	2,420	236,386
NETSTREIT Corp. REIT	5,698	130,484
New York Mortgage Trust, Inc. REIT	54,822	203,938
NexPoint Residential Trust, Inc. REIT	2,598	217,790
NI Holdings, Inc. *	1,492	28,214
Nicolet Bankshares, Inc. *	1,836	157,437
NMI Holdings, Inc. Class A *	11,476	250,751
Northfield Bancorp, Inc.	6,468	104,523
Northrim BanCorp, Inc.	987	42,895
Northwest Bancshares, Inc.	16,168	228,939
OceanFirst Financial Corp.	8,748	194,206
Ocwen Financial Corp. *	1,189	47,524
Office Properties Income Trust REIT	6,977	173,309
OFG Bancorp	6,188	164,353
Old National Bancorp	22,613	409,748
Old Second Bancorp, Inc.	4,162	52,400
One Liberty Properties, Inc. REIT	2,436	85,942
Oportun Financial Corp. *	3,164	64,071
Oppenheimer Holdings, Inc. Class A	1,396	64,733
Orchid Island Capital, Inc. REIT	19,781	89,014
Origin Bancorp, Inc.	2,795	119,961
Orrstown Financial Services, Inc.	1,860	46,872
Outfront Media, Inc. REIT	16,942	454,384
Pacific Premier Bancorp, Inc.	11,111	444,773
Paramount Group, Inc. REIT	27,018	225,330
Park National Corp.	2,098	288,076
PCSB Financial Corp.	2,064	39,299
Peapack-Gladstone Financial Corp.	2,777	98,306
Pebblebrook Hotel Trust REIT	18,915	423,129
PennyMac Financial Services, Inc.	4,533	316,313
PennyMac Mortgage Investment Trust REIT	11,363	196,921
Peoples Bancorp, Inc.	3,868	123,041
Peoples Financial Services Corp.	1,116	58,802
Phillips Edison & Co., Inc. REIT	2,370	78,305
Physicians Realty Trust REIT	31,888	600,451
Piedmont Office Realty Trust, Inc. Class A REIT	18,082	332,347
Pioneer Bancorp, Inc. *	2,204	24,949
Piper Sandler Cos.	2,547	454,665
PJT Partners, Inc. Class A	550	40,749
Plymouth Industrial REIT, Inc. REIT	4,516	144,512
Postal Realty Trust, Inc. Class A REIT	1,689	33,442
PotlatchDeltic Corp. REIT	9,535	574,198
PRA Group, Inc. *	6,249	313,762
Preferred Apartment Communities, Inc. REIT	7,642	138,015
Preferred Bank	417	29,936
Premier Financial Corp.	5,523	170,716

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Primis Financial Corp.	3,845	$57,829
ProAssurance Corp.	7,184	181,755
Provident Bancorp, Inc.	2,483	46,184
Provident Financial Services, Inc.	10,733	259,953
PS Business Parks, Inc. REIT	450	82,876
QCR Holdings, Inc.	2,300	128,800
Radian Group, Inc.	26,241	554,472
Radius Global Infrastructure, Inc. Class A *	8,497	136,802
RBB Bancorp	2,102	55,072
RE/MAX Holdings, Inc. Class A	2,652	80,859
Ready Capital Corp. REIT	8,549	133,621
Realogy Holdings Corp. *	16,742	281,433
Red River Bancshares, Inc.	702	37,557
Redwood Trust, Inc. REIT	16,562	218,453
Regional Management Corp.	707	40,624
Reliant Bancorp, Inc.	2,381	84,525
Renasant Corp.	7,826	296,997
Republic Bancorp, Inc. Class A	1,516	77,073
Republic First Bancorp, Inc. *	6,320	23,510
Retail Opportunity Investments Corp. REIT	17,267	338,433
Retail Value, Inc. REIT	2,796	17,950
RLI Corp.	476	53,360
RLJ Lodging Trust REIT	24,110	335,852
RMR Group, Inc. Class A	1,968	68,250
RPT Realty REIT	12,375	165,577
Ryman Hospitality Properties, Inc. REIT *	674	61,981
S&T Bancorp, Inc.	5,259	165,764
Sabra Health Care REIT, Inc.	33,196	449,474
Safehold, Inc. REIT	968	77,295
Safety Insurance Group, Inc.	2,090	177,713
Sandy Spring Bancorp, Inc.	6,816	327,713
Saul Centers, Inc. REIT	141	7,476
Sculptor Capital Management, Inc.	3,253	69,452
Seacoast Banking Corp. of Florida	7,807	276,290
Selective Insurance Group, Inc.	8,653	709,027
Seritage Growth Properties REIT *	5,432	72,083
Service Properties Trust REIT	23,032	202,451
ServisFirst Bancshares, Inc.	1,297	110,167
Sierra Bancorp	2,170	58,915
Simmons First National Corp. Class A	15,711	464,731
SiriusPoint Ltd. * (Bermuda)	13,166	107,040
SITE Centers Corp. REIT	25,466	403,127
SmartFinancial, Inc.	2,172	59,426
South Plains Financial, Inc.	1,658	46,109
Southern First Bancshares, Inc. *	862	53,866
Southern Missouri Bancorp, Inc.	1,182	61,665
Southside Bancshares, Inc.	4,406	184,259
SouthState Corp.	10,137	812,075
Spirit of Texas Bancshares, Inc.	1,927	55,459
STAG Industrial, Inc. REIT	25,455	1,220,822
State Auto Financial Corp.	2,615	135,169
Stewart Information Services Corp.	3,655	291,413
Stock Yards Bancorp, Inc.	2,940	187,807
StoneX Group, Inc. *	2,211	135,424
Stronghold Digital Mining, Inc. Class A *	280	3,598
Summit Financial Group, Inc.	1,861	51,084
Summit Hotel Properties, Inc. REIT *	15,208	148,430
Sunstone Hotel Investors, Inc. REIT *	31,693	371,759
Tanger Factory Outlet Centers, Inc. REIT	10,753	207,318
Terreno Realty Corp. REIT	10,605	904,500
Texas Capital Bancshares, Inc. *	4,628	278,837
Third Coast Bancshares, Inc. *	474	12,315
Tiptree, Inc.	3,456	47,796
Tompkins Financial Corp.	2,130	178,025
Towne Bank	10,187	321,807
TPG RE Finance Trust, Inc. REIT	8,935	110,079
Trean Insurance Group, Inc. *	2,534	22,578
TriCo Bancshares	4,095	175,921
TriState Capital Holdings, Inc. *	4,213	127,485
Triumph Bancorp, Inc. *	226	26,912

	Shares	Value
TrustCo Bank Corp.	2,295	$76,446
Trustmark Corp.	9,009	292,432
Two Harbors Investment Corp. REIT	49,688	286,700
UMB Financial Corp.	6,324	671,040
UMH Properties, Inc. REIT	903	24,679
United Bankshares, Inc.	19,361	702,417
United Community Banks, Inc.	12,158	436,959
United Fire Group, Inc.	3,174	73,605
United Insurance Holdings Corp.	3,240	14,062
Uniti Group, Inc. REIT	28,491	399,159
Universal Health Realty Income Trust REIT	131	7,791
Universal Insurance Holdings, Inc.	3,914	66,538
Univest Financial Corp.	4,466	133,623
Urban Edge Properties REIT	16,777	318,763
Urstadt Biddle Properties, Inc. Class A REIT	4,418	94,103
Valley National Bancorp	58,845	809,119
Velocity Financial, Inc. *	1,155	15,823
Veris Residential, Inc. REIT *	12,799	235,246
Veritex Holdings, Inc.	5,822	231,599
Walker & Dunlop, Inc.	3,821	576,512
Washington Federal, Inc.	9,836	328,326
Washington Real Estate Investment Trust REIT	12,309	318,188
Washington Trust Bancorp, Inc.	2,635	148,535
Waterstone Financial, Inc.	3,168	69,252
WesBanco, Inc.	9,144	319,949
West BanCorp, Inc.	2,080	64,626
Westamerica BanCorp	3,504	202,286
Whitestone REIT	6,567	66,524
WisdomTree Investments, Inc.	4,974	30,441
World Acceptance Corp. *	626	153,639
WSFS Financial Corp.	6,373	319,415
Xenia Hotels & Resorts, Inc. REIT *	16,595	300,535

		80,304,089

Industrial - 11.4%
AAR Corp. *	4,997	195,033
Aerojet Rocketdyne Holdings, Inc.	2,204	103,059
AerSale Corp. *	1,359	24,109
AgEagle Aerial Systems, Inc. *	3,501	5,497
Air Transport Services Group, Inc. *	8,466	248,731
Alamo Group, Inc.	148	21,783
Albany International Corp. Class A	3,544	313,467
Allied Motion Technologies, Inc.	94	3,430
Altra Industrial Motion Corp.	9,342	481,767
American Outdoor Brands, Inc. *	2,069	41,235
American Superconductor Corp. *	4,016	43,694
American Woodmark Corp. *	2,382	155,306
Apogee Enterprises, Inc.	3,636	175,073
ArcBest Corp.	3,670	439,850
Arcosa, Inc.	6,963	366,950
Argan, Inc.	2,159	83,532
Aris Water Solution, Inc. Class A *	1,474	19,088
Astec Industries, Inc.	3,276	226,929
Astronics Corp. *	3,654	43,848
Atlas Air Worldwide Holdings, Inc. *	4,169	392,386
Atlas Technical Consultants, Inc. *	1,779	14,979
AZZ, Inc.	3,611	199,652
Babcock & Wilcox Enterprises, Inc. *	5,732	51,703
Barnes Group, Inc.	6,773	315,554
Belden, Inc.	6,404	420,935
Benchmark Electronics, Inc.	5,143	139,375
Boise Cascade Co.	4,463	317,766
Brady Corp. Class A	6,810	367,059
Cadre Holdings, Inc. *	515	13,091
Caesarstone Ltd.	3,358	38,080
Casella Waste Systems, Inc. Class A *	536	45,785
CECO Environmental Corp. *	4,243	26,434
Centrus Energy Corp. Class A *	1,346	67,179
Chart Industries, Inc. *	2,104	335,567

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Chase Corp.	789	$78,553
Columbus McKinnon Corp.	4,009	185,456
Comtech Telecommunications Corp.	3,781	89,572
Concrete Pumping Holdings, Inc. *	3,765	30,873
Costamare, Inc. (Monaco)	7,646	96,722
Covenant Logistics Group, Inc. *	1,803	47,653
DHT Holdings, Inc.	20,421	105,985
Dorian LPG Ltd.	3,577	45,392
Ducommun, Inc. *	1,590	74,364
DXP Enterprises, Inc. *	2,594	66,588
Dycom Industries, Inc. *	799	74,914
Eagle Bulk Shipping, Inc.	1,310	59,605
Eastman Kodak Co. *	380	1,778
EMCOR Group, Inc.	6,947	884,978
Encore Wire Corp.	2,864	409,838
EnerSys	5,516	436,095
EnPro Industries, Inc.	2,980	328,009
ESCO Technologies, Inc.	3,360	302,366
Fabrinet * (Thailand)	756	89,563
FARO Technologies, Inc. *	1,318	92,286
Fluidigm Corp. *	9,954	39,020
Fluor Corp. *	20,549	508,999
Frontline Ltd. * (Norway)	17,256	122,000
GATX Corp.	5,065	527,722
Genco Shipping & Trading Ltd.	4,696	75,136
Gibraltar Industries, Inc. *	3,374	224,978
Gorman-Rupp Co.	2,660	118,503
GrafTech International Ltd.	3,239	38,317
Granite Construction, Inc.	6,683	258,632
Great Lakes Dredge & Dock Corp. *	9,312	146,385
Greenbrier Cos., Inc.	4,611	211,599
Greif, Inc. Class A	3,218	194,271
Greif, Inc. Class B	747	44,656
Griffon Corp.	6,714	191,215
Harsco Corp. *	6,512	108,816
Haynes International, Inc.	1,865	75,215
Heartland Express, Inc.	6,680	112,358
Heritage-Crystal Clean, Inc. *	1,393	44,604
Hillenbrand, Inc.	4,735	246,173
Hub Group, Inc. Class A *	4,850	408,564
Hyster-Yale Materials Handling, Inc.	1,464	60,170
Ichor Holdings Ltd. *	1,410	64,902
Identiv, Inc. *	238	6,697
II-VI, Inc. *	1,080	73,796
Infrastructure & Energy Alternatives, Inc. *	2,257	20,764
INNOVATE Corp. *	7,087	26,222
Insteel Industries, Inc.	2,460	97,933
International Seaways, Inc.	6,605	96,961
Itron, Inc. *	1,185	81,196
JELD-WEN Holding, Inc. *	7,952	209,615
Kaman Corp.	3,997	172,471
Kennametal, Inc.	12,082	433,865
Kimball Electronics, Inc. *	3,311	72,047
Knowles Corp. *	12,803	298,950
Kratos Defense & Security Solutions, Inc. *	13,739	266,537
Lindsay Corp.	139	21,128
Luxfer Holdings PLC (United Kingdom)	2,191	42,308
Manitowoc Co., Inc. *	4,971	92,411
Marten Transport Ltd.	8,598	147,542
Materion Corp.	1,793	164,848
Matson, Inc.	6,023	542,251
Matthews International Corp. Class A	4,540	166,482
Mayville Engineering Co., Inc. *	1,247	18,593
Mesa Laboratories, Inc.	712	233,600
Mistras Group, Inc. *	3,001	22,297
Moog, Inc. Class A	4,211	340,965
Mueller Industries, Inc.	4,990	296,206
Mueller Water Products, Inc. Class A	21,306	306,806
Myers Industries, Inc.	2,756	55,148
MYR Group, Inc. *	622	68,762

	Shares	Value
National Presto Industries, Inc.	726	$59,554
NL Industries, Inc.	1,153	8,532
NN, Inc. *	5,954	24,411
Nordic American Tankers Ltd.	23,814	40,246
Northwest Pipe Co. *	1,356	43,121
NV5 Global, Inc. *	1,452	200,550
NVE Corp.	47	3,210
Olympic Steel, Inc.	1,378	32,383
OSI Systems, Inc. *	2,166	201,871
Pactiv Evergreen, Inc.	6,204	78,667
PAM Transportation Services, Inc. *	446	31,670
Park Aerospace Corp.	2,698	35,614
Park-Ohio Holdings Corp.	1,236	26,166
PGT Innovations, Inc. *	4,162	93,603
Plexus Corp. *	456	43,726
Powell Industries, Inc.	1,403	41,374
Primoris Services Corp.	7,731	185,389
Proto Labs, Inc. *	3,386	173,871
Pure Cycle Corp. *	214	3,124
Radiant Logistics, Inc. *	5,648	41,174
Ranpak Holdings Corp. *	4,526	170,087
RBC Bearings, Inc. *	3,466	700,028
Ryerson Holding Corp.	855	22,273
Safe Bulkers, Inc. * (Greece)	9,262	34,918
Sanmina Corp. *	9,232	382,759
Scorpio Tankers, Inc. (Monaco)	7,072	90,592
SFL Corp. Ltd. (Norway)	17,760	144,744
Sight Sciences, Inc. *	253	4,445
SPX Corp. *	1,060	63,261
SPX FLOW, Inc.	5,513	476,764
Standex International Corp.	1,735	191,995
Sterling Construction Co., Inc. *	3,221	84,712
Stoneridge, Inc. *	3,165	62,477
Sturm Ruger & Co., Inc.	169	11,495
Summit Materials, Inc. Class A *	17,180	689,605
Teekay Corp. * (Bermuda)	10,143	31,849
Teekay Tankers Ltd. Class A * (Bermuda)	3,412	37,191
Thermon Group Holdings, Inc. *	4,699	79,554
TimkenSteel Corp. *	6,712	110,748
Tredegar Corp.	643	7,600
TriMas Corp.	6,177	228,549
Trinity Industries, Inc.	11,190	337,938
Triumph Group, Inc. *	9,352	173,293
TTM Technologies, Inc. *	14,932	222,487
Turtle Beach Corp. *	374	8,325
Tutor Perini Corp. *	6,096	75,408
US Ecology, Inc. *	3,992	127,505
US Xpress Enterprises, Inc. Class A *	3,940	23,128
UFP Industries, Inc.	839	77,196
UFP Technologies, Inc. *	885	62,180
Universal Logistics Holdings, Inc.	188	3,546
View, Inc. *	20,131	78,712
Vishay Intertechnology, Inc.	16,612	363,304
Vishay Precision Group, Inc. *	1,704	63,253
Watts Water Technologies, Inc. Class A	1,765	342,710
Werner Enterprises, Inc.	7,867	374,941
Willis Lease Finance Corp. *	355	13,366
Worthington Industries, Inc.	4,763	260,346
Xometry, Inc. Class A *	238	12,198
Yellow Corp. *	6,874	86,544
Zurn Water Solutions Corp.	8,269	300,992

		25,438,426

Technology - 3.6%
3D Systems Corp. *	1,623	34,959
Agilysys, Inc. *	354	15,739
Alkami Technology, Inc. *	288	5,777
Allscripts Healthcare Solutions, Inc. *	17,522	323,281
Alpha & Omega Semiconductor Ltd. *	579	35,064
American Software, Inc. Class A	1,017	26,615

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Amkor Technology, Inc.	11,707	$290,216
Arteris, Inc. *	253	5,341
Asana, Inc. Class A *	844	62,920
AvidXchange Holdings, Inc. *	601	9,051
AXT, Inc. *	5,946	52,384
Benefitfocus, Inc. *	963	10,266
Bottomline Technologies DE, Inc. *	5,362	302,792
Castlight Health, Inc. Class B *	18,256	28,114
Cohu, Inc. *	894	34,052
Computer Programs & Systems, Inc. *	2,075	60,797
Conduent, Inc. *	24,500	130,830
Convey Health Solutions Holdings, Inc. *	626	5,233
CS Disco, Inc. *	645	23,059
CSG Systems International, Inc.	2,471	142,379
CTS Corp.	3,588	131,751
Daily Journal Corp. *	168	59,931
DarioHealth Corp. *	1,888	24,487
Desktop Metal, Inc. Class A *	9,545	47,248
Digi International, Inc. *	4,873	119,730
DigitalOcean Holdings, Inc. *	414	33,257
Diodes, Inc. *	1,428	156,809
Donnelley Financial Solutions, Inc. *	4,046	190,728
E2open Parent Holdings, Inc. *	28,659	322,700
Ebix, Inc.	3,853	117,131
eGain Corp. *	1,597	15,938
EMCORE Corp. *	4,633	32,338
Enfusion, Inc. Class A *	746	15,621
EngageSmart, Inc. *	582	14,038
Envestnet, Inc. *	470	37,290
EverCommerce, Inc. *	648	10,206
Evolent Health, Inc. Class A *	9,243	255,754
Forian, Inc. *	223	2,011
FormFactor, Inc. *	1,411	64,511
Genius Brands International, Inc. *	40,843	42,885
GTY Technology Holdings, Inc. *	4,473	29,969
HireRight Holdings Corp. *	1,688	27,008
Inseego Corp. *	9,778	57,006
Insight Enterprises, Inc. *	3,256	347,090
Instructure Holdings, Inc. *	1,442	34,579
Intapp, Inc. *	324	8,152
Integral Ad Science Holding Corp. *	1,375	30,539
Kaltura, Inc. *	1,126	3,795
KBR, Inc.	2,606	124,098
ManTech International Corp. Class A	3,957	288,584
MeridianLink, Inc. *	400	8,632
Model N, Inc. *	394	11,832
NantHealth, Inc. *	1,562	1,648
NetScout Systems, Inc. *	10,132	335,166
NextGen Healthcare, Inc. *	8,264	147,017
ON24, Inc. *	1,301	22,572
Onto Innovation, Inc. *	4,820	487,929
Outbrain, Inc. *	575	8,050
Parsons Corp. *	3,801	127,904
PDF Solutions, Inc. *	4,295	136,538
Photronics, Inc. *	8,521	160,621
Ping Identity Holding Corp. *	8,801	201,367
PowerSchool Holdings, Inc. Class A *	6,361	104,766
Quantum Corp. *	8,492	46,876
Rackspace Technology, Inc. *	2,265	30,509
Rambus, Inc. *	15,613	458,866
Rekor Systems, Inc. *	1,902	12,458
SecureWorks Corp. Class A *	1,416	22,613
SkyWater Technology, Inc. *	80	1,298
Smith Micro Software, Inc. *	6,677	32,851
StarTek, Inc. *	2,260	11,797
Sterling Check Corp. *	1,268	26,007
Super Micro Computer, Inc. *	6,325	277,984
Udemy, Inc. *	1,640	32,046
Unisys Corp. *	2,086	42,909
Veeco Instruments, Inc. *	7,208	205,212

	Shares	Value
Verint Systems, Inc. *	9,326	$489,708
Weave Communications, Inc. *	185	2,808
Xperi Holding Corp.	15,160	286,676

		7,978,713

Utilities - 4.7%
ALLETE, Inc.	7,619	505,521
American States Water Co.	2,562	265,013
Artesian Resources Corp. Class A	1,117	51,751
Avista Corp.	10,223	434,375
Black Hills Corp.	9,228	651,220
Brookfield Infrastructure Corp. Class A (Canada)	8,930	609,562
California Water Service Group	7,583	544,914
Chesapeake Utilities Corp.	2,406	350,819
Clearway Energy, Inc. Class A	3,786	126,755
Clearway Energy, Inc. Class C	8,884	320,091
MGE Energy, Inc.	5,267	433,211
Middlesex Water Co.	1,511	181,773
New Jersey Resources Corp.	13,988	574,347
Northwest Natural Holding Co.	4,447	216,925
NorthWestern Corp.	7,667	438,246
ONE Gas, Inc.	7,592	589,063
Ormat Technologies, Inc.	6,546	519,098
Otter Tail Corp.	6,020	429,948
PNM Resources, Inc.	12,368	564,104
Portland General Electric Co.	13,048	690,500
SJW Group	3,979	291,263
South Jersey Industries, Inc.	14,909	389,423
Southwest Gas Holdings, Inc. *	8,734	611,817
Spire, Inc.	7,366	480,410
Unitil Corp.	2,229	102,512
Via Renewables, Inc.	198	2,263
York Water Co.	684	34,050

		10,408,974

Total Common Stocks (Cost $201,776,510)		214,692,425

EXCHANGE-TRADED FUND - 2.2%
iShares Russell 2000 Value	29,688	4,929,692

Total Exchange-Traded Fund (Cost $4,781,046)		4,929,692

	Principal Amount
SHORT-TERM INVESTMENT - 1.2%
Repurchase Agreement - 1.2%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $2,587,012; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $2,638,843)	$2,587,012	2,587,012

Total Short-Term Investment (Cost $2,587,012)		2,587,012

TOTAL INVESTMENTS - 99.9% (Cost $209,144,568)		222,209,498

DERIVATIVES - 0.0%		49,130

OTHER ASSETS & LIABILITIES, NET - 0.1%		244,244

NET ASSETS - 100.0%		$222,502,872

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	36.1%
Consumer, Non-Cyclical	16.7%
Consumer, Cyclical	11.9%
Industrial	11.4%
Energy	6.2%
Utilities	4.7%
Technology	3.6%
Basic Materials	3.1%
Others (each less than 3.0%)	6.2%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)

An investment with a value of $369 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/22	256	$2,821,654	$2,870,784	$49,130

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$369	$-	$-	$369
	Common Stocks	214,692,425	214,692,425	-	-
	Exchange-Traded Fund	4,929,692	4,929,692	-	-
	Short-Term Investment	2,587,012	-	2,587,012	-
	Derivatives:
	Equity Contracts
	Futures	49,130	49,130	-	-

	Total	$222,258,628	$219,671,247	$2,587,012	$369

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO (Formerly PD Emerging Markets Portfolio)

Schedule of Investments

December 31, 2021

	Shares	Value
RIGHTS - 0.0%
China - 0.0%
Seazen Group Ltd. Exp 01/19/22 *	3,904	$-

South Korea - 0.0%
Doosan Heavy Industries & Construction Co. Ltd. Exp 02/11/22 *	1,494	5,529

Total Rights (Cost $0)		5,529

WARRANTS - 0.0%
Thailand - 0.0%
Minor International PCL Exercise @ THB 31.00 Exp 02/15/24 *	3,344	318

Total Warrants (Cost $0)		318

PREFERRED STOCKS - 1.8%
Brazil - 0.9%
Alpargatas SA	7,100	47,021
Banco Bradesco SA	166,000	575,490
Bradespar SA	9,487	42,332
Braskem SA Class A	7,100	75,036
Centrais Eletricas Brasileiras SA Class B	2,400	14,180
Cia Energetica de Minas Gerais	39,358	93,934
Gerdau SA	42,700	209,905
Itau Unibanco Holding SA	182,400	687,400
Itausa SA	173,985	278,272
Petroleo Brasileiro SA	166,700	846,860

		2,870,430

Chile - 0.1%
Sociedad Quimica y Minera de Chile SA Class B	5,083	259,493

Colombia - 0.1%
Bancolombia SA	15,151	119,240

South Korea - 0.7%
Hyundai Motor Co.	2,144	181,837
Hyundai Motor Co.	616	50,964
LG Chem Ltd. *	326	78,660
LG Household & Health Care Ltd. *	84	43,496
Samsung Electronics Co. Ltd.	29,735	1,777,727

		2,132,684

Total Preferred Stocks (Cost $6,065,017)		5,381,847

COMMON STOCKS - 94.0%
Brazil - 2.8%
Ambev SA	177,400	496,405
Americanas SA *	16,664	93,902
Atacadao SA	18,800	51,336
B3 SA - Brasil Bolsa Balcao	232,400	462,798
Banco Bradesco SA	74,400	215,664
Banco BTG Pactual SA	45,900	172,404
Banco do Brasil SA	31,900	164,872

	Shares	Value
Banco Inter SA UNIT	12,767	$64,917
Banco Santander Brasil SA	15,500	83,373
BB Seguridade Participacoes SA	26,000	96,242
BRF SA *	23,900	96,889
CCR SA	44,900	93,217
Centrais Eletricas Brasileiras SA	18,700	113,994
Cia de Saneamento Basico do Estado de Sao Paulo	12,500	91,282
Cia Siderurgica Nacional SA	26,100	116,898
Cosan SA	37,000	145,369
Energisa SA	6,800	54,076
Engie Brasil Energia SA	7,300	50,301
Equatorial Energia SA	33,300	135,032
Hapvida Participacoes e Investimentos SA ~	40,000	74,250
Hypera SA	15,100	76,442
Klabin SA	26,300	120,946
Localiza Rent a Car SA	22,900	217,270
Lojas Renner SA	36,391	157,487
Magazine Luiza SA	113,100	145,784
Natura & Co. Holding SA *	33,800	155,855
Notre Dame Intermedica Participacoes SA	19,000	205,118
Petroleo Brasileiro SA	152,000	837,078
Raia Drogasil SA	40,500	176,325
Rede D’Or Sao Luiz SA ~	14,800	118,873
Rumo SA *	49,200	156,601
Suzano SA *	28,000	302,430
Telefonica Brasil SA	19,900	172,753
TIM SA	31,500	74,614
TOTVS SA	26,900	136,708
Ultrapar Participacoes SA	25,900	68,673
Vale SA	152,653	2,126,960
Via SA *	48,500	45,519
Vibra Energia SA	41,426	158,838
WEG SA	64,800	381,682

		8,709,177

Chile - 0.3%
Banco de Chile	1,618,488	126,402
Banco de Credito e Inversiones SA	2,062	60,238
Banco Santander Chile	2,453,401	98,583
Cencosud SA	52,566	87,919
Cia Cervecerias Unidas SA	5,489	44,963
Empresas CMPC SA	42,513	71,254
Empresas COPEC SA	14,353	110,949
Enel Americas SA	766,933	83,804
Enel Chile SA	907,537	31,803
Falabella SA	27,778	90,605

		806,520

China - 31.0%
360 DigiTech, Inc. ADR	3,207	73,537
360 Security Technology, Inc. Class A *	30,800	61,478
3SBio, Inc. * ~	52,500	43,752
51job, Inc. ADR *	1,111	54,361
A-Living Smart City Services Co. Ltd. ~	21,000	35,876
AAC Technologies Holdings, Inc.	27,000	106,412
Addsino Co. Ltd. Class A	3,500	9,175
Advanced Micro-Fabrication Equipment, Inc. China Class A *	1,329	26,412
AECC Aero-Engine Control Co. Ltd. Class A	3,200	15,198
AECC Aviation Power Co. Ltd. Class A	6,200	61,734
Agile Group Holdings Ltd.	44,000	23,885
Agora, Inc. ADR *	2,037	33,020
Agricultural Bank of China Ltd. Class A	47,300	21,820
Agricultural Bank of China Ltd. Class H	1,158,000	398,395
Aier Eye Hospital Group Co. Ltd. Class A	11,920	79,157
Air China Ltd. Class A *	10,900	15,632
Air China Ltd. Class H *	76,000	53,078

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Airtac International Group	5,232	$192,112
Akeso, Inc. * ~	11,000	47,972
Alibaba Group Holding Ltd. *	571,720	8,401,757
Alibaba Health Information Technology Ltd. *	152,000	128,738
Aluminum Corp. of China Ltd. Class A *	9,000	8,649
Aluminum Corp. of China Ltd. Class H *	186,000	102,487
Angel Yeast Co. Ltd. Class A	1,800	17,052
Anhui Conch Cement Co. Ltd. Class A	4,000	25,321
Anhui Conch Cement Co. Ltd. Class H	52,500	262,593
Anhui Gujing Distillery Co. Ltd. Class A	600	22,967
Anhui Gujing Distillery Co. Ltd. Class B	4,800	68,309
Anhui Honglu Steel Construction Group Co. Ltd. Class A	1,100	9,233
Anhui Kouzi Distillery Co. Ltd. Class A	1,400	15,589
Anhui Yingjia Distillery Co. Ltd. Class A	1,400	15,288
ANTA Sports Products Ltd.	40,800	612,748
Apeloa Pharmaceutical Co. Ltd. Class A	2,600	14,315
Asymchem Laboratories Tianjin Co. Ltd. Class A	500	34,126
Autel Intelligent Technology Corp. Ltd. Class A	901	11,225
Autobio Diagnostics Co. Ltd. Class A	1,100	9,503
Autohome, Inc. ADR	2,828	83,369
Avary Holding Shenzhen Co. Ltd. Class A	3,500	23,323
AVIC Electromechanical Systems Co. Ltd. Class A	10,500	29,955
AVIC Industry-Finance Holdings Co. Ltd. Class A	16,500	10,279
AviChina Industry & Technology Co. Ltd. Class H	97,000	67,109
Avicopter PLC Class A	1,700	21,423
Baidu, Inc. ADR *	10,176	1,514,087
Bank of Beijing Co. Ltd. Class A	35,100	24,456
Bank of Changsha Co. Ltd. Class A	4,100	5,024
Bank of Chengdu Co. Ltd. Class A	5,600	10,547
Bank of China Ltd. Class A	335,200	160,419
Bank of China Ltd. Class H	2,685,000	965,973
Bank of Communications Co. Ltd. Class A	166,000	120,114
Bank of Communications Co. Ltd. Class H	243,000	146,896
Bank of Hangzhou Co. Ltd. Class A	13,300	26,759
Bank of Jiangsu Co. Ltd. Class A	34,680	31,730
Bank of Nanjing Co. Ltd. Class A	21,200	29,797
Bank of Ningbo Co. Ltd. Class A	14,410	86,539
Bank of Shanghai Co. Ltd. Class A	24,500	27,407
Baoshan Iron & Steel Co. Ltd. Class A	50,600	57,037
BBMG Corp. Class A	17,700	7,891
BeiGene Ltd. ADR *	1,760	476,837
Beijing BDStar Navigation Co. Ltd. Class A *	1,500	9,232
Beijing Capital International Airport Co. Ltd. Class H *	64,000	39,221
Beijing Dabeinong Technology Group Co. Ltd. Class A	8,300	13,676
Beijing E-Hualu Information Technology Co. Ltd. Class A	2,400	13,308
Beijing Easpring Material Technology Co. Ltd. Class A	1,100	15,003
Beijing Enlight Media Co. Ltd. Class A	4,500	9,077
Beijing Enterprises Holdings Ltd.	18,000	62,103
Beijing Enterprises Water Group Ltd.	168,000	65,276
Beijing Kingsoft Office Software, Inc. Class A	828	34,473
Beijing New Building Materials PLC Class A	3,500	19,697
Beijing Originwater Technology Co. Ltd. Class A	8,900	10,049
Beijing Roborock Technology Co. Ltd. Class A	147	18,752
Beijing Shiji Information Technology Co. Ltd. Class A	4,220	19,035

	Shares	Value
Beijing Shunxin Agriculture Co. Ltd. Class A	2,000	$11,986
Beijing Sinnet Technology Co. Ltd. Class A	2,900	6,758
Beijing Tiantan Biological Products Corp. Ltd. Class A	3,400	15,449
Beijing United Information Technology Co. Ltd. Class A	800	13,494
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	900	31,311
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	500	14,068
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	100,200	75,917
Betta Pharmaceuticals Co. Ltd. Class A	1,000	12,526
BGI Genomics Co. Ltd. Class A	1,000	13,786
Bilibili, Inc. ADR *	6,339	294,130
BOC International China Co. Ltd. Class A	4,200	8,875
BOE Technology Group Co. Ltd. Class A	83,100	65,855
Bosideng International Holdings Ltd.	120,000	75,600
By-health Co. Ltd. Class A	3,200	13,536
BYD Co. Ltd. Class A	5,400	226,852
BYD Co. Ltd. Class H	28,000	947,082
BYD Electronic International Co. Ltd.	25,000	91,513
C&S Paper Co. Ltd. Class A	3,500	9,185
Caitong Securities Co. Ltd. Class A	9,300	16,243
CanSino Biologics, Inc. Class A *	125	5,875
CanSino Biologics, Inc. Class H * ~	3,200	73,982
CECEP Solar Energy Co. Ltd. Class A	7,000	12,301
CECEP Wind-Power Corp. Class A	11,300	11,539
CGN Power Co. Ltd. Class H ~	403,000	122,517
Chacha Food Co. Ltd. Class A	1,000	9,618
Changchun High & New Technology Industry Group, Inc. Class A	900	38,356
Changjiang Securities Co. Ltd. Class A	11,600	13,734
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	600	19,228
Chaozhou Three-Circle Group Co. Ltd. Class A	4,000	28,006
Chengtun Mining Group Co. Ltd. Class A	5,300	8,956
Chengxin Lithium Group Co. Ltd. Class A *	1,900	17,311
Chifeng Jilong Gold Mining Co. Ltd. Class A *	2,700	6,320
China Baoan Group Co. Ltd. Class A	5,700	12,932
China Bohai Bank Co. Ltd. Class H ~	115,500	44,437
China Cinda Asset Management Co. Ltd. Class H	331,000	60,289
China CITIC Bank Corp. Ltd. Class H	333,000	144,446
China Coal Energy Co. Ltd. Class H	74,000	42,782
China Common Rich Renewable Energy Investments Ltd. * Ω ±	122,000	-
China Communications Services Corp. Ltd. Class H	88,000	42,887
China Conch Venture Holdings Ltd.	62,000	303,257
China Construction Bank Corp. Class A	25,700	23,634
China Construction Bank Corp. Class H	3,626,000	2,512,623
China CSSC Holdings Ltd. Class A	10,100	39,330
China Eastern Airlines Corp. Ltd. Class A *	22,600	18,317
China Education Group Holdings Ltd.	30,000	48,750
China Everbright Bank Co. Ltd. Class A	154,000	80,218
China Everbright Bank Co. Ltd. Class H	26,000	9,207
China Everbright Environment Group Ltd.	137,000	110,039
China Evergrande Group	150,000	30,620
China Feihe Ltd. ~	134,000	179,788
China Galaxy Securities Co. Ltd. Class A	6,300	11,065
China Galaxy Securities Co. Ltd. Class H	152,500	87,652
China Gas Holdings Ltd.	115,800	240,874
China Great Wall Securities Co. Ltd. Class A	5,700	11,593
China Greatwall Technology Group Co. Ltd. Class A	6,100	13,559
China Hongqiao Group Ltd.	84,500	89,312

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
China International Capital Corp. Ltd. Class A	2,300	$17,707
China International Capital Corp. Ltd. Class H ~	54,800	151,233
China Jinmao Holdings Group Ltd.	214,000	66,185
China Jushi Co. Ltd. Class A	9,601	27,429
China Lesso Group Holdings Ltd.	41,000	58,945
China Life Insurance Co. Ltd. Class A	1,700	8,025
China Life Insurance Co. Ltd. Class H	295,000	489,013
China Literature Ltd. * ~	15,200	95,644
China Longyuan Power Group Corp. Ltd. Class H	126,000	294,313
China Medical System Holdings Ltd.	50,000	83,580
China Meidong Auto Holdings Ltd.	20,000	103,077
China Mengniu Dairy Co. Ltd. *	119,000	674,596
China Merchants Bank Co. Ltd. Class A	42,200	322,602
China Merchants Bank Co. Ltd. Class H	150,000	1,166,937
China Merchants Port Holdings Co. Ltd.	56,000	102,204
China Merchants Securities Co. Ltd. Class A	18,300	50,687
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	18,200	38,143
China Minmetals Rare Earth Co. Ltd. Class A	2,000	12,249
China Minsheng Banking Corp. Ltd. Class A	200,100	122,469
China Minsheng Banking Corp. Ltd. Class H	31,000	11,853
China Molybdenum Co. Ltd. Class A	5,700	5,002
China Molybdenum Co. Ltd. Class H	180,000	95,084
China National Building Material Co. Ltd. Class H	156,000	191,527
China National Chemical Engineering Co. Ltd. Class A	13,600	25,649
China National Nuclear Power Co. Ltd. Class A	32,900	42,846
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	8,200	58,953
China Oilfield Services Ltd. Class H	64,000	56,140
China Overseas Land & Investment Ltd.	145,500	344,660
China Overseas Property Holdings Ltd.	50,000	53,028
China Pacific Insurance Group Co. Ltd. Class A	3,200	13,617
China Pacific Insurance Group Co. Ltd. Class H	116,000	315,158
China Petroleum & Chemical Corp. Class A	3,500	2,324
China Petroleum & Chemical Corp. Class H	1,008,000	469,547
China Power International Development Ltd.	204,108	137,469
China Railway Group Ltd. Class A	19,600	17,817
China Railway Group Ltd. Class H	199,000	105,302
China Railway Signal & Communication Corp. Ltd. Class A	16,164	12,625
China Resources Beer Holdings Co. Ltd.	54,000	442,210
China Resources Cement Holdings Ltd.	92,000	69,583
China Resources Gas Group Ltd.	34,000	192,073
China Resources Land Ltd.	122,000	514,059
China Resources Mixc Lifestyle Services Ltd. ~	21,600	100,791
China Resources Power Holdings Co. Ltd.	72,000	240,813
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	2,000	10,755
China Shenhua Energy Co. Ltd. Class A	3,600	12,734
China Shenhua Energy Co. Ltd. Class H	144,000	337,001
China Southern Airlines Co. Ltd. Class A *	19,800	21,173
China Southern Airlines Co. Ltd. Class H *	70,000	41,940
China State Construction Engineering Corp. Ltd. Class A	106,500	83,596
China State Construction International Holdings Ltd.	76,000	94,583
China Suntien Green Energy Corp. Ltd. Class H	63,000	49,148
China Taiping Insurance Holdings Co. Ltd.	59,800	82,116

	Shares	Value
China Tourism Group Duty Free Corp. Ltd. Class A	4,400	$151,683
China Tower Corp. Ltd. Class H ~	1,674,000	184,704
China Traditional Chinese Medicine Holdings Co. Ltd.	104,000	68,910
China TransInfo Technology Co. Ltd. Class A	7,100	16,650
China United Network Communications Ltd. Class A	72,900	44,983
China Vanke Co. Ltd. Class A	6,700	20,787
China Vanke Co. Ltd. Class H	83,500	194,434
China Yangtze Power Co. Ltd. Class A	49,600	176,585
China Yuhua Education Corp. Ltd. ~	66,000	23,626
China Zhenhua Group Science & Technology Co. Ltd. Class A	1,200	23,409
China Zheshang Bank Co. Ltd. Class A	31,900	17,521
Chinasoft International Ltd. *	98,000	127,797
Chindata Group Holdings Ltd. ADR *	4,363	28,752
Chongqing Brewery Co. Ltd. Class A *	1,100	26,118
Chongqing Changan Automobile Co. Ltd. Class A	14,120	33,648
Chongqing Fuling Zhacai Group Co. Ltd. Class A	1,800	10,693
Chongqing Rural Commercial Bank Co. Ltd. Class A	4,400	2,658
Chongqing Zhifei Biological Products Co. Ltd. Class A	3,700	72,307
CIFI Ever Sunshine Services Group Ltd.	30,000	46,592
CIFI Holdings Group Co. Ltd.	132,000	79,394
CITIC Ltd.	219,000	216,665
CITIC Securities Co. Ltd. Class A	9,200	38,140
CITIC Securities Co. Ltd. Class H	110,500	288,611
CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	4,400	8,706
Contemporary Amperex Technology Co. Ltd. Class A	5,300	488,207
COSCO SHIPPING Development Co. Ltd. Class A	18,300	9,365
COSCO SHIPPING Energy Transportation Co. Ltd. Class A	3,300	3,066
COSCO SHIPPING Holdings Co. Ltd. Class A *	19,510	57,452
COSCO SHIPPING Holdings Co. Ltd. Class H *	141,900	275,138
COSCO SHIPPING Ports Ltd.	68,000	59,101
Country Garden Holdings Co. Ltd.	299,707	266,162
Country Garden Services Holdings Co. Ltd.	67,000	402,262
CRRC Corp. Ltd. Class A	52,500	50,177
CRRC Corp. Ltd. Class H	169,000	72,652
CSC Financial Co. Ltd. Class A	10,600	48,662
CSPC Pharmaceutical Group Ltd.	338,000	368,044
Daan Gene Co. Ltd. Class A	4,760	14,982
Dada Nexus Ltd. ADR *	2,198	28,926
Dali Foods Group Co. Ltd. ~	73,500	38,458
Daqo New Energy Corp. ADR *	2,225	89,712
DaShenLin Pharmaceutical Group Co. Ltd. Class A	1,900	12,552
Dawning Information Industry Co. Ltd. Class A	4,300	18,616
DHC Software Co. Ltd. Class A	6,300	7,713
DiDi Global, Inc. ADR *	11,678	58,156
Do-Fluoride Chemicals Co. Ltd. Class A	1,600	11,282
Dong-E-E-Jiao Co. Ltd. Class A	1,100	8,418
Dongfang Electric Corp. Ltd. Class A	6,700	22,539
Dongfeng Motor Group Co. Ltd. Class H	102,000	84,792
Dongxing Securities Co. Ltd. Class A	5,700	10,406
Dongyue Group Ltd.	55,000	85,914
East Money Information Co. Ltd. Class A	24,020	140,028
Ecovacs Robotics Co. Ltd. Class A	1,100	26,053
ENN Energy Holdings Ltd.	29,800	561,781

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
ENN Natural Gas Co. Ltd. Class A	4,900	$14,111
Eve Energy Co. Ltd. Class A	4,400	81,620
Everbright Securities Co. Ltd. Class A	9,100	21,334
Fangda Carbon New Material Co. Ltd. Class A	8,400	14,270
Far East Horizon Ltd.	61,000	54,135
FAW Jiefang Group Co. Ltd. Class A	6,300	10,169
Fiberhome Telecommunication Technologies Co. Ltd. Class A	3,500	9,876
First Capital Securities Co. Ltd. Class A	11,200	12,872
Flat Glass Group Co. Ltd. Class H	21,000	106,903
Focus Media Information Technology Co. Ltd. Class A	32,000	41,180
Foshan Haitian Flavouring & Food Co. Ltd. Class A	7,940	130,835
Fosun International Ltd.	93,000	100,376
Founder Securities Co. Ltd. Class A	19,200	23,641
Foxconn Industrial Internet Co. Ltd. Class A	16,400	30,675
Fu Jian Anjoy Foods Co. Ltd. Class A	500	13,398
Fujian Sunner Development Co. Ltd. Class A	3,348	12,682
Fuyao Glass Industry Group Co. Ltd. Class A	3,400	25,124
Fuyao Glass Industry Group Co. Ltd. Class H ~	24,000	124,116
G-bits Network Technology Xiamen Co. Ltd. Class A	500	33,104
Ganfeng Lithium Co. Ltd. Class A	6,300	141,515
Ganfeng Lithium Co. Ltd. Class H ~	4,600	72,434
GCL System Integration Technology Co. Ltd. Class A *	13,300	7,940
GD Power Development Co. Ltd. Class A	40,700	20,246
GDS Holdings Ltd. ADR *	3,343	157,656
Geely Automobile Holdings Ltd.	222,000	606,463
GEM Co. Ltd. Class A	10,500	17,085
Gemdale Corp. Class A	11,000	22,385
Genscript Biotech Corp. *	44,000	194,676
GF Securities Co. Ltd. Class A	4,200	16,208
GF Securities Co. Ltd. Class H	61,200	116,709
Giant Network Group Co. Ltd. Class A	22,000	41,323
Gigadevice Semiconductor Beijing, Inc. Class A	1,480	40,852
Ginlong Technologies Co. Ltd. Class A	600	21,824
GoerTek, Inc. Class A	7,500	63,757
GOME Retail Holdings Ltd. *	410,000	34,721
Gotion High-tech Co. Ltd. Class A *	2,900	23,351
Great Wall Motor Co. Ltd. Class A	15,200	115,637
Great Wall Motor Co. Ltd. Class H	96,000	329,800
Greenland Holdings Corp. Ltd. Class A	19,620	13,364
Greentown China Holdings Ltd.	32,500	52,393
Greentown Service Group Co. Ltd.	54,000	49,862
GRG Banking Equipment Co. Ltd. Class A	4,600	8,603
Guangdong Haid Group Co. Ltd. Class A	3,500	40,251
Guangdong Investment Ltd.	110,000	139,828
Guangdong Kinlong Hardware Products Co. Ltd. Class A	700	19,980
Guanghui Energy Co. Ltd. Class A *	15,100	15,521
Guangzhou Automobile Group Co. Ltd. Class H	112,000	110,536
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	4,100	22,014
Guangzhou Haige Communications Group, Inc. Co. Class A	4,200	7,193
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	800	13,952
Guangzhou R&F Properties Co. Ltd. Class H	63,600	23,666
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,400	17,895
Guangzhou Tinci Materials Technology Co. Ltd. Class A	2,080	37,417

	Shares	Value
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. Class A	7,600	$10,376
Guolian Securities Co. Ltd. Class A	4,700	10,313
Guosen Securities Co. Ltd. Class A	15,500	27,933
Guotai Junan Securities Co. Ltd. Class A	18,500	51,950
Guoyuan Securities Co. Ltd. Class A	6,600	7,977
Haidilao International Holding Ltd. ~	41,000	92,691
Haier Smart Home Co. Ltd. Class A	18,000	84,439
Haier Smart Home Co. Ltd. Class H	80,800	341,730
Haitian International Holdings Ltd.	23,000	63,893
Haitong Securities Co. Ltd. Class A	4,300	8,275
Haitong Securities Co. Ltd. Class H	144,000	127,663
Hang Zhou Great Star Industrial Co. Ltd. Class A *	2,200	10,523
Hangzhou First Applied Material Co. Ltd. Class A	2,020	41,332
Hangzhou Oxygen Plant Group Co. Ltd. Class A	2,300	10,837
Hangzhou Robam Appliances Co. Ltd. Class A	2,000	11,306
Hangzhou Silan Microelectronics Co. Ltd. Class A	2,900	24,680
Hangzhou Tigermed Consulting Co. Ltd. Class A	1,600	32,093
Hangzhou Tigermed Consulting Co. Ltd. Class H ~	3,900	49,485
Hansoh Pharmaceutical Group Co. Ltd. ~	44,000	107,436
Hefei Meiya Optoelectronic Technology, Inc. Class A	1,200	7,050
Heilongjiang Agriculture Co. Ltd. Class A	3,100	7,085
Hello Group, Inc. ADR	3,194	28,682
Henan Shuanghui Investment & Development Co. Ltd. Class A	6,170	30,544
Hengan International Group Co. Ltd.	24,000	123,646
Hengli Petrochemical Co. Ltd. Class A	13,200	47,612
HengTen Networks Group Ltd. *	104,000	39,431
Hengtong Optic-electric Co. Ltd. Class A	5,800	13,763
Hengyi Petrochemical Co. Ltd. Class A	5,900	9,841
Hesteel Co. Ltd. Class A	21,525	8,319
Hithink RoyalFlush Information Network Co. Ltd. Class A	1,200	27,219
Hongfa Technology Co. Ltd. Class A	2,100	24,594
Hopson Development Holdings Ltd.	27,060	56,378
Hoshine Silicon Industry Co. Ltd. Class A	1,000	20,711
Hua Hong Semiconductor Ltd. * ~	19,000	104,935
Huadian Power International Corp. Ltd. Class A	17,100	14,354
Huadong Medicine Co. Ltd. Class A	3,500	22,110
Huafon Chemical Co. Ltd. Class A	11,100	18,191
Huagong Tech Co. Ltd. Class A	2,400	10,495
Hualan Biological Engineering, Inc. Class A	3,900	17,812
Huaneng Power International, Inc. Class A	4,300	6,549
Huaneng Power International, Inc. Class H	166,000	110,868
Huatai Securities Co. Ltd. Class A	2,400	6,690
Huatai Securities Co. Ltd. Class H ~	82,000	136,588
Huaxi Securities Co. Ltd. Class A	6,000	9,276
Huaxia Bank Co. Ltd. Class A	28,700	25,222
Huaxin Cement Co. Ltd. Class A	3,500	10,607
Huayu Automotive Systems Co. Ltd. Class A	7,200	31,974
Huazhu Group Ltd. ADR *	6,690	249,805
Hubei Xingfa Chemicals Group Co. Ltd. Class A	2,400	14,285
Huizhou Desay Sv Automotive Co. Ltd. Class A	1,000	22,214
Humanwell Healthcare Group Co. Ltd. Class A	3,100	10,977
Hunan Valin Steel Co. Ltd. Class A	12,700	10,208
Hundsun Technologies, Inc. Class A	4,320	42,191
Hutchmed China Ltd. ADR *	3,243	113,764

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Hygeia Healthcare Holdings Co. Ltd. ~	12,600	$78,918
I-Mab ADR *	1,433	67,910
Iflytek Co. Ltd. Class A	7,300	60,144
Imeik Technology Development Co. Ltd. Class A	500	42,059
Industrial & Commercial Bank of China Ltd. Class A	66,900	48,599
Industrial & Commercial Bank of China Ltd. Class H	2,232,000	1,259,033
Industrial Bank Co. Ltd. Class A	46,961	140,268
Industrial Securities Co. Ltd. Class A	15,100	23,441
Ingenic Semiconductor Co. Ltd. Class A	1,000	21,046
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A *	103,500	45,393
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	18,800	15,427
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	13,600	88,519
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A *	7,800	8,949
Innovent Biologics, Inc. * ~	44,000	272,464
Inspur Electronic Information Industry Co. Ltd. Class A	3,900	21,948
Intco Medical Technology Co. Ltd. Class A	1,350	12,213
iQIYI, Inc. ADR *	10,518	47,962
JA Solar Technology Co. Ltd. Class A	3,600	52,286
Jafron Biomedical Co. Ltd. Class A	1,800	15,092
Jason Furniture Hangzhou Co. Ltd. Class A	1,400	16,934
JCET Group Co. Ltd. Class A	4,000	19,471
JD Health International, Inc. * ~	12,950	102,155
JD.com, Inc. Class A *	68,554	2,361,846
Jiangsu Eastern Shenghong Co. Ltd. Class A	7,200	21,919
Jiangsu Expressway Co. Ltd. Class H	42,000	43,016
Jiangsu Hengli Hydraulic Co. Ltd. Class A	2,900	37,183
Jiangsu Hengrui Medicine Co. Ltd. Class A	14,600	116,332
Jiangsu King’s Luck Brewery JSC Ltd. Class A	3,000	25,610
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	3,300	85,418
Jiangsu Yangnong Chemical Co. Ltd. Class A	700	14,409
Jiangsu Yoke Technology Co. Ltd. Class A	1,100	13,997
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	2,100	12,450
Jiangsu Zhongtian Technology Co. Ltd. Class A	7,400	19,689
Jiangxi Copper Co. Ltd. Class H	52,000	83,540
Jiangxi Zhengbang Technology Co. Ltd. Class A	5,900	8,943
Jinke Properties Group Co. Ltd. Class A	12,700	8,933
Jinxin Fertility Group Ltd. * ~	46,500	51,985
JiuGui Liquor Co. Ltd. Class A	700	23,339
Jiumaojiu International Holdings Ltd. ~	27,000	47,477
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	5,000	10,077
Joinn Laboratories China Co. Ltd. Class A	900	16,321
Jointown Pharmaceutical Group Co. Ltd. Class A	4,800	11,094
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd. Class A	2,000	11,908
JOYY, Inc. ADR	2,063	93,722
Juewei Food Co. Ltd. Class A	1,100	11,793
Kanzhun Ltd. ADR *	1,978	68,993
KE Holdings, Inc. ADR *	13,524	272,103
Kingboard Holdings Ltd.	24,500	119,366
Kingdee International Software Group Co. Ltd. *	102,000	313,972
Kingfa Sci & Tech Co. Ltd. Class A	6,500	12,830

	Shares	Value
Kingsoft Cloud Holdings Ltd. ADR *	2,122	$33,422
Kingsoft Corp. Ltd.	40,400	177,694
Kuaishou Technology * ~	16,800	155,761
Kuang-Chi Technologies Co. Ltd. Class A *	5,100	19,246
Kunlun Energy Co. Ltd.	146,000	136,996
Kunlun Tech Co. Ltd. Class A	6,500	23,654
Kweichow Moutai Co. Ltd. Class A	2,800	899,802
KWG Group Holdings Ltd. *	48,000	31,435
Lakala Payment Co. Ltd. Class A	4,200	19,149
Laobaixing Pharmacy Chain JSC Class A	800	6,206
LB Group Co. Ltd. Class A	5,000	22,428
Lee & Man Paper Manufacturing Ltd.	49,000	34,074
Lenovo Group Ltd.	270,000	310,307
Lens Technology Co. Ltd. Class A	10,600	38,235
Lepu Medical Technology Beijing Co. Ltd. Class A	4,400	15,641
Leyard Optoelectronic Co. Ltd. Class A	6,500	10,461
Li Auto, Inc. ADR *	20,781	667,070
Li Ning Co. Ltd.	84,500	926,968
Lingyi iTech Guangdong Co. Class A *	15,900	18,387
Livzon Pharmaceutical Group, Inc. Class A	2,400	15,145
Logan Group Co. Ltd.	51,000	38,981
Longfor Group Holdings Ltd. ~	69,000	325,456
LONGi Green Energy Technology Co. Ltd. Class A	12,116	163,931
Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	400	11,214
Luxi Chemical Group Co. Ltd. Class A	4,700	11,269
Luxshare Precision Industry Co. Ltd. Class A	15,800	122,031
Luzhou Laojiao Co. Ltd. Class A	3,300	131,533
Mango Excellent Media Co. Ltd. Class A	4,100	36,807
Maxscend Microelectronics Co. Ltd. Class A	800	41,065
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A *	6,700	8,259
Meituan Class B * ~	153,800	4,447,507
Metallurgical Corp. of China Ltd. Class A	42,600	25,665
Mianyang Fulin Precision Co. Ltd. Class A *	1,600	7,394
Microport Scientific Corp.	23,600	86,022
Ming Yang Smart Energy Group Ltd. Class A	4,800	19,674
Ming Yuan Cloud Group Holdings Ltd. *	24,000	54,736
Minth Group Ltd.	28,000	123,351
MMG Ltd. *	112,000	36,028
Montage Technology Co. Ltd. Class A	1,636	21,525
Muyuan Foods Co. Ltd. Class A	11,960	100,260
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	2,741	18,064
Nanjing Securities Co. Ltd. Class A	8,100	12,604
NARI Technology Co. Ltd. Class A	12,860	80,863
National Silicon Industry Group Co. Ltd. Class A *	4,503	18,255
NAURA Technology Group Co. Ltd. Class A	1,200	65,402
NavInfo Co. Ltd. Class A *	4,600	11,487
NetEase, Inc.	74,305	1,502,345
New China Life Insurance Co. Ltd. Class A	14,700	89,716
New China Life Insurance Co. Ltd. Class H	12,200	32,642
New Hope Liuhe Co. Ltd. Class A *	9,300	22,203
New Oriental Education & Technology Group, Inc. ADR *	58,463	122,772
Ninestar Corp. Class A	2,300	17,245
Ningbo Joyson Electronic Corp. Class A	2,900	9,999
Ningbo Tuopu Group Co. Ltd. Class A	2,400	19,942
Ningxia Baofeng Energy Group Co. Ltd. Class A	13,600	37,053
NIO, Inc. ADR *	51,361	1,627,116
Noah Holdings Ltd. ADS ADR *	1,306	40,081
Nongfu Spring Co. Ltd. Class H ~	66,000	435,947
North Industries Group Red Arrow Co. Ltd. Class A *	3,200	13,391

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Northeast Securities Co. Ltd. Class A	4,100	$5,652
Offshore Oil Engineering Co. Ltd. Class A	4,200	3,040
OFILM Group Co. Ltd. Class A *	8,800	13,400
Oppein Home Group, Inc. Class A	1,200	27,755
Orient Securities Co. Ltd. Class A	13,600	31,509
Ovctek China, Inc. Class A	1,820	16,409
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A *	19,200	11,744
People’s Insurance Co. Group of China Ltd. Class A	135,300	99,786
People’s Insurance Co. Group of China Ltd. Class H	53,000	16,050
Perfect World Co. Ltd. Class A	8,397	26,768
PetroChina Co. Ltd. Class A	5,600	4,321
PetroChina Co. Ltd. Class H	862,000	381,776
PharmaBlock Sciences Nanjing, Inc. Class A	500	11,148
Pharmaron Beijing Co. Ltd. Class A	1,500	33,249
Pharmaron Beijing Co. Ltd. Class H ~	5,200	80,302
PICC Property & Casualty Co. Ltd. Class H	260,000	212,535
Pinduoduo, Inc. ADR *	16,463	959,793
Ping An Bank Co. Ltd. Class A	43,300	111,949
Ping An Healthcare and Technology Co. Ltd. * ~	17,100	62,331
Ping An Insurance Group Co. of China Ltd. Class A	31,600	250,050
Ping An Insurance Group Co. of China Ltd. Class H	232,000	1,671,818
Poly Developments & Holdings Group Co. Ltd. Class A	28,000	68,667
Postal Savings Bank of China Co. Ltd. Class A	5,000	4,003
Postal Savings Bank of China Co. Ltd. Class H ~	357,000	250,702
Power Construction Corp. of China Ltd. Class A	35,200	44,650
Powerlong Real Estate Holdings Ltd.	56,000	29,320
Proya Cosmetics Co. Ltd. Class A	400	13,082
Raytron Technology Co. Ltd. Class A	829	10,233
RiseSun Real Estate Development Co. Ltd. Class A	7,300	4,984
Riyue Heavy Industry Co. Ltd. Class A	2,200	11,373
RLX Technology, Inc. ADR *	22,969	89,579
Rongsheng Petrochemical Co. Ltd. Class A	22,997	65,615
SAIC Motor Corp. Ltd. Class A	18,000	58,302
Sailun Group Co. Ltd. Class A	6,800	15,805
Sangfor Technologies, Inc. Class A	1,200	35,984
Sany Heavy Equipment International Holdings Co. Ltd.	40,000	38,756
Sany Heavy Industry Co. Ltd. Class A	19,000	68,019
Satellite Chemical Co. Ltd. Class A	3,680	23,146
SDIC Capital Co. Ltd. Class A	14,744	19,028
SDIC Power Holdings Co. Ltd. Class A	16,300	29,341
Sealand Securities Co. Ltd. Class A	6,400	4,128
Seazen Group Ltd. *	82,000	55,462
Seazen Holdings Co. Ltd. Class A	5,114	23,402
SF Holding Co. Ltd. Class A	10,600	114,741
SG Micro Corp. Class A	550	26,685
Shaanxi Coal Industry Co. Ltd. Class A	22,500	43,146
Shandong Buchang Pharmaceuticals Co. Ltd. Class A	1,400	4,633
Shandong Gold Mining Co. Ltd. Class H ~	37,000	63,490
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	5,010	24,592
Shandong Linglong Tyre Co. Ltd. Class A	3,100	17,787
Shandong Nanshan Aluminum Co. Ltd. Class A	26,600	19,739
Shandong Sun Paper Industry JSC Ltd. Class A	4,600	8,298
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	92,000	114,696

	Shares	Value
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	1,740	$16,308
Shanghai Baosight Software Co. Ltd. Class A	2,390	22,803
Shanghai Baosight Software Co. Ltd. Class B	18,900	91,192
Shanghai Construction Group Co. Ltd. Class A	23,900	13,500
Shanghai Electric Group Co. Ltd. Class A	32,600	24,859
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	12,100	92,813
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	4,500	19,812
Shanghai Friendess Electronic Technology Corp. Ltd. Class A	184	11,138
Shanghai International Airport Co. Ltd. Class A *	2,200	16,100
Shanghai International Port Group Co. Ltd. Class A	20,500	17,635
Shanghai Jahwa United Co. Ltd. Class A	1,200	7,609
Shanghai Jinjiang International Hotels Co. Ltd. Class A	2,100	19,342
Shanghai Junshi Biosciences Co. Ltd. Class A *	1,716	18,034
Shanghai Lingang Holdings Corp. Ltd. Class A	4,200	9,799
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	39,400	35,913
Shanghai M&G Stationery, Inc. Class A	1,900	19,228
Shanghai Medicilon, Inc. Class A	149	11,352
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	34,100	64,706
Shanghai Pudong Development Bank Co. Ltd. Class A	64,936	86,916
Shanghai Putailai New Energy Technology Co. Ltd. Class A	1,560	39,312
Shanghai RAAS Blood Products Co. Ltd. Class A	16,000	17,130
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	3,600	5,821
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	2,000	4,729
Shanxi Coking Coal Energy Group Co. Ltd. Class A	9,200	11,957
Shanxi Lu’an Environmental Energy Development Co. Ltd. Class A	6,500	11,560
Shanxi Meijin Energy Co. Ltd. Class A *	9,200	23,428
Shanxi Securities Co. Ltd. Class A	5,600	5,801
Shanxi Taigang Stainless Steel Co. Ltd. Class A	12,700	14,090
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	2,740	135,671
Shenghe Resources Holding Co. Ltd. Class A	3,900	12,009
Shengyi Technology Co. Ltd. Class A	5,600	20,686
Shennan Circuits Co. Ltd. Class A	1,100	21,027
Shenwan Hongyuan Group Co. Ltd. Class A	52,800	42,424
Shenzhen Capchem Technology Co. Ltd. Class A	900	15,954
Shenzhen Energy Group Co. Ltd. Class A	8,100	10,312
Shenzhen Goodix Technology Co. Ltd. Class A	900	15,236
Shenzhen Inovance Technology Co. Ltd. Class A	6,050	65,186
Shenzhen International Holdings Ltd.	44,176	45,892
Shenzhen Kaifa Technology Co. Ltd. Class A	3,200	7,954
Shenzhen Kangtai Biological Products Co. Ltd. Class A	1,500	23,168
Shenzhen Kedali Industry Co. Ltd. Class A	500	12,572

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	2,800	$167,336
Shenzhen MTC Co. Ltd. Class A *	11,500	8,775
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	1,600	11,059
Shenzhen Overseas Chinese Town Co. Ltd. Class A	13,600	15,032
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A *	3,900	16,718
Shenzhen SC New Energy Technology Corp. Class A	800	14,365
Shenzhen Senior Technology Material Co. Ltd. Class A	1,700	9,806
Shenzhen Sunlord Electronics Co. Ltd. Class A	2,000	11,986
Shenzhen Sunway Communication Co. Ltd. Class A	2,100	8,350
Shenzhen Transsion Holdings Co. Ltd. Class A	1,495	36,873
Shenzhou International Group Holdings Ltd.	31,200	604,146
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	3,320	10,210
Shimao Group Holdings Ltd.	47,000	30,770
Shimao Services Holdings Ltd. ~	22,000	15,313
Sichuan Chuantou Energy Co. Ltd. Class A	8,200	16,083
Sichuan Hebang Biotechnology Co. Ltd. Class A *	19,200	10,273
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	2,700	8,013
Sichuan New Energy Power Co. Ltd. *	2,700	11,238
Sichuan Road & Bridge Co. Ltd. Class A	11,100	20,969
Sichuan Swellfun Co. Ltd. Class A	1,182	22,304
Sichuan Yahua Industrial Group Co. Ltd. Class A	2,400	10,809
Sieyuan Electric Co. Ltd. Class A	1,900	14,695
Silergy Corp.	3,000	542,989
Sinolink Securities Co. Ltd. Class A	5,100	9,073
Sinoma Science & Technology Co. Ltd. Class A	3,700	19,746
Sinopec Shanghai Petrochemical Co. Ltd. Class A	11,400	7,466
Sinopharm Group Co. Ltd. Class H	49,200	107,081
Sinotrans Ltd. Class A	9,700	6,826
Sinotruk Hong Kong Ltd.	26,500	40,801
Skshu Paint Co. Ltd. Class A	820	17,903
Smoore International Holdings Ltd. ~	68,000	347,238
Songcheng Performance Development Co. Ltd. Class A	3,700	8,322
SooChow Securities Co. Ltd. Class A	10,010	13,926
Southwest Securities Co. Ltd. Class A	13,000	10,797
StarPower Semiconductor Ltd. Class A	400	23,879
Sun Art Retail Group Ltd.	72,000	28,901
Sunac China Holdings Ltd.	113,000	170,939
Sunac Services Holdings Ltd. * ~	42,000	42,870
Sungrow Power Supply Co. Ltd. Class A	3,300	75,521
Suning.com Co. Ltd. Class A *	20,600	13,317
Sunny Optical Technology Group Co. Ltd.	26,800	848,878
Sunwoda Electronic Co. Ltd. Class A	4,100	27,135
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	3,500	14,877
Suzhou Maxwell Technologies Co. Ltd. Class A	200	20,146
Suzhou TA&A Ultra Clean Technology Co. Ltd. Class A	1,300	16,542
TAL Education Group ADR *	15,676	61,607
Tangshan Jidong Cement Co. Ltd. Class A	3,000	5,632
TBEA Co. Ltd. Class A	8,700	28,854
TCL Technology Group Corp. Class A	30,800	29,832
Tencent Holdings Ltd.	216,100	12,609,673
Tencent Music Entertainment Group ADR *	25,185	172,517

	Shares	Value
Thunder Software Technology Co. Ltd. Class A	1,400	$30,378
Tianfeng Securities Co. Ltd. Class A	19,500	12,400
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	1,700	11,557
Tianjin Zhonghuan Semiconductor Co. Ltd. Class A	7,400	48,445
Tianma Microelectronics Co. Ltd. Class A	4,900	10,016
Tianshan Aluminum Group Co. Ltd. Class A	10,000	12,833
Tianshui Huatian Technology Co. Ltd. Class A	6,600	13,167
Tibet Summit Resources Co. Ltd. Class A	1,900	11,242
Tingyi Cayman Islands Holding Corp.	74,000	152,188
Titan Wind Energy Suzhou Co. Ltd. Class A	4,400	13,404
Toly Bread Co. Ltd. Class A	1,820	8,110
Tongcheng Travel Holdings Ltd. *	36,800	68,216
TongFu Microelectronics Co. Ltd. Class A	2,900	8,844
Tongkun Group Co. Ltd. Class A	5,900	19,623
Tongling Nonferrous Metals Group Co. Ltd. Class A	26,900	14,725
Tongwei Co. Ltd. Class A	10,100	71,235
Topchoice Medical Corp. Class A *	600	18,733
Topsec Technologies Group, Inc. Class A	2,900	8,724
Topsports International Holdings Ltd. ~	58,000	58,744
Transfar Zhilian Co. Ltd. Class A	7,300	9,958
TravelSky Technology Ltd. Class H	39,000	65,621
Trip.com Group Ltd. ADR *	19,156	471,621
Tsingtao Brewery Co. Ltd. Class A	300	4,665
Tsingtao Brewery Co. Ltd. Class H	22,000	205,873
Uni-President China Holdings Ltd.	48,000	46,529
Unigroup Guoxin Microelectronics Co. Ltd. Class A	1,300	45,896
Unisplendour Corp. Ltd. Class A	6,200	22,249
Universal Scientific Industrial Shanghai Co. Ltd. Class A	4,500	11,335
Venus MedTech Hangzhou, Inc. Class H * ~	8,500	32,405
Vipshop Holdings Ltd. ADR *	16,290	136,836
Vnet Group, Inc. ADR *	3,594	32,454
Walvax Biotechnology Co. Ltd. Class A	3,600	31,660
Wanhua Chemical Group Co. Ltd. Class A	7,100	112,468
Want Want China Holdings Ltd.	176,000	161,531
Weibo Corp. ADR *	1,556	48,205
Weichai Power Co. Ltd. Class A	2,700	7,571
Weichai Power Co. Ltd. Class H	91,000	178,470
Weihai Guangwei Composites Co. Ltd. Class A	1,100	14,592
Weimob, Inc. * ~	78,000	78,991
Wens Foodstuffs Group Co. Ltd. Class A *	14,200	42,952
Western Securities Co. Ltd. Class A	8,200	10,381
Western Superconducting Technologies Co. Ltd. Class A	939	14,292
Westone Information Industry, Inc. Class A	1,900	16,682
Wharf Holdings Ltd.	52,000	159,729
Will Semiconductor Co. Ltd. Class A	2,000	97,509
Wingtech Technology Co. Ltd. Class A	2,800	56,797
Winning Health Technology Group Co. Ltd. Class A	4,300	11,308
Wuchan Zhongda Group Co. Ltd. Class A	11,200	10,415
Wuhan Guide Infrared Co. Ltd. Class A	5,640	21,425
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A	8,700	36,891
Wuhu Token Science Co. Ltd. Class A	5,800	12,092
Wuliangye Yibin Co. Ltd. Class A	8,700	303,902
WUS Printed Circuit Kunshan Co. Ltd. Class A	5,400	14,063
WuXi AppTec Co. Ltd. Class A	1,100	20,473
WuXi AppTec Co. Ltd. Class H ~	18,240	315,156
Wuxi Biologics Cayman, Inc. * ~	136,000	1,610,090
Wuxi Lead Intelligent Equipment Co. Ltd. Class A	1,660	19,362

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Wuxi Shangji Automation Co. Ltd. Class A	600	$15,707
XCMG Construction Machinery Co. Ltd. Class A	18,000	16,901
Xiamen C & D, Inc. Class A	5,700	8,117
Xiamen Faratronic Co. Ltd. Class A	500	18,246
Xiamen Intretech, Inc. Class A	1,700	9,081
Xiamen Tungsten Co. Ltd. Class A	3,100	11,023
Xiaomi Corp. Class B * ~	539,200	1,307,052
Xinjiang Goldwind Science & Technology Co. Ltd. Class A	27,900	72,153
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	3,400	6,638
Xinjiang Zhongtai Chemical Co. Ltd. Class A	5,500	8,245
Xinyi Solar Holdings Ltd.	184,081	312,522
XPeng, Inc. ADR *	14,631	736,378
Yadea Group Holdings Ltd. ~	44,000	85,752
Yankuang Energy Group Co. Ltd. Class A	1,900	7,029
Yankuang Energy Group Co. Ltd. Class H	66,000	131,175
Yantai Eddie Precision Machinery Co. Ltd. Class A	1,440	7,203
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	2,200	13,856
Yealink Network Technology Corp. Ltd. Class A	2,000	25,562
Yifeng Pharmacy Chain Co. Ltd. Class A	1,780	15,385
Yihai International Holding Ltd. *	18,000	83,235
Yihai Kerry Arawana Holdings Co. Ltd. Class A	3,300	32,627
Yintai Gold Co. Ltd. Class A	4,300	5,934
Yonghui Superstores Co. Ltd. Class A	21,300	13,532
YongXing Special Materials Technology Co. Ltd. Class A	900	20,924
Yonyou Network Technology Co. Ltd. Class A	9,700	54,612
Youngor Group Co. Ltd. Class A	14,400	15,573
Youngy Co. Ltd. Class A *	600	12,274
YTO Express Group Co. Ltd. Class A	7,700	20,152
Yuan Longping High-tech Agriculture Co. Ltd. Class A *	2,700	9,866
Yuexiu Property Co. Ltd.	49,600	43,746
Yum China Holdings, Inc.	15,682	781,591
Yunda Holding Co. Ltd. Class A	6,100	19,592
Yunnan Aluminium Co. Ltd. Class A *	6,600	11,631
Yunnan Baiyao Group Co. Ltd. Class A	3,200	52,579
Yunnan Energy New Material Co. Ltd. Class A	2,000	78,487
Yunnan Tin Co. Ltd. Class A *	3,400	10,482
Zai Lab Ltd. ADR *	2,887	181,448
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	1,400	96,185
Zhefu Holding Group Co. Ltd. Class A	13,700	15,305
Zhejiang Century Huatong Group Co. Ltd. Class A *	34,020	44,856
Zhejiang China Commodities City Group Co. Ltd. Class A	10,600	8,066
Zhejiang Chint Electrics Co. Ltd. Class A	5,100	43,112
Zhejiang Dahua Technology Co. Ltd. Class A	7,300	26,905
Zhejiang Dingli Machinery Co. Ltd. Class A	1,200	15,109
Zhejiang Expressway Co. Ltd. Class H	50,000	44,565
Zhejiang HangKe Technology, Inc. Co. Class A	900	15,191
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	2,900	9,856
Zhejiang Huayou Cobalt Co. Ltd. Class A	2,712	46,982
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	2,900	31,602
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	1,800	15,889

	Shares	Value
Zhejiang Juhua Co. Ltd. Class A	5,900	$11,976
Zhejiang Longsheng Group Co. Ltd. Class A	7,200	14,281
Zhejiang NHU Co. Ltd. Class A	6,920	33,791
Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	7,900	31,364
Zhejiang Semir Garment Co. Ltd. Class A	4,100	4,974
Zhejiang Supor Co. Ltd. Class A	1,000	9,771
Zhejiang Weiming Environment Protection Co. Ltd. Class A	2,600	14,902
Zhejiang Weixing New Building Materials Co. Ltd. Class A	4,000	15,269
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	1,200	10,792
Zhejiang Yongtai Technology Co. Ltd. Class A *	1,900	15,269
Zheshang Securities Co. Ltd. Class A	9,600	19,866
ZhongAn Online P&C Insurance Co. Ltd. Class H * ~	18,600	64,800
Zhongji Innolight Co. Ltd. Class A	1,700	11,347
Zhongsheng Group Holdings Ltd.	22,000	171,672
Zhongtai Securities Co. Ltd. Class A	13,700	21,456
Zhuzhou CRRC Times Electric Co. Ltd.	20,800	120,563
Zhuzhou Hongda Electronics Corp. Ltd. Class A	900	14,122
Zhuzhou Kibing Group Co. Ltd. Class A	5,900	15,869
Zibo Qixiang Tengda Chemical Co. Ltd. Class A	6,300	10,390
Zijin Mining Group Co. Ltd. Class A	36,700	56,014
Zijin Mining Group Co. Ltd. Class H	228,000	272,298
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	56,000	35,276
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	12,100	13,624
ZTE Corp. Class H	41,000	112,341
ZTO Express Cayman, Inc. ADR	16,259	458,829

		95,463,298

Colombia - 0.1%
Bancolombia SA	12,032	102,683
Ecopetrol SA	199,739	131,930
Grupo de Inversiones Suramericana SA	8,414	62,081
Interconexion Electrica SA ESP	17,874	98,348

		395,042

Czech Republic - 0.1%
CEZ AS	6,139	232,362
Komercni banka AS	2,897	123,864
Moneta Money Bank AS ~	12,472	53,514

		409,740

Egypt - 0.1%
Commercial International Bank Egypt SAE *	65,092	219,073
Eastern Co. SAE	35,253	24,055
Fawry for Banking & Payment Technology Services SAE *	19,050	15,543

		258,671

Greece - 0.2%
Alpha Services and Holdings SA *	86,482	105,984
Eurobank Ergasias Services and Holdings SA *	100,791	102,112
Hellenic Telecommunications Organization SA	10,087	186,348
JUMBO SA	3,984	57,151
OPAP SA	7,675	108,705
Public Power Corp. SA *	8,214	88,137

		648,437

Hong Kong - 0.2%
Alibaba Pictures Group Ltd. *	450,000	40,998
China Youzan Ltd. *	560,000	38,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Huabao International Holdings Ltd.	35,000	$64,685
Kingboard Laminates Holdings Ltd.	33,500	56,978
Nine Dragons Paper Holdings Ltd. *	60,000	64,435
Sino Biopharmaceutical Ltd.	388,000	272,296
Vinda International Holdings Ltd.	13,000	31,668

		569,911

Hungary - 0.2%
MOL Hungarian Oil & Gas PLC	14,866	115,378
OTP Bank Nyrt *	8,437	430,214
Richter Gedeon Nyrt	5,494	147,737

		693,329

India - 11.9%
ACC Ltd.	2,811	83,598
Adani Enterprises Ltd.	10,337	236,893
Adani Green Energy Ltd. *	14,784	263,872
Adani Ports & Special Economic Zone Ltd.	18,974	185,643
Adani Total Gas Ltd.	10,346	239,639
Adani Transmission Ltd. *	10,328	241,968
Ambuja Cements Ltd.	26,608	134,683
Apollo Hospitals Enterprise Ltd.	3,727	250,873
Asian Paints Ltd.	14,495	658,649
Aurobindo Pharma Ltd.	10,819	106,630
Avenue Supermarts Ltd. * ~	6,148	385,653
Axis Bank Ltd. *	85,451	776,515
Bajaj Auto Ltd.	2,679	116,753
Bajaj Finance Ltd.	10,196	952,338
Bajaj Finserv Ltd.	1,445	317,646
Balkrishna Industries Ltd.	3,302	102,913
Bandhan Bank Ltd. ~	24,219	82,073
Berger Paints India Ltd.	9,028	93,560
Bharat Electronics Ltd.	47,143	132,758
Bharat Forge Ltd.	8,680	81,127
Bharat Petroleum Corp. Ltd.	31,845	164,650
Bharti Airtel Ltd. *	93,396	857,829
Biocon Ltd. *	16,777	82,114
Britannia Industries Ltd.	4,083	197,607
Cholamandalam Investment and Finance Co. Ltd.	15,160	105,732
Cipla Ltd.	18,269	231,731
Coal India Ltd.	56,554	110,870
Colgate-Palmolive India Ltd.	4,505	89,626
Container Corp. Of India Ltd.	9,259	76,340
Dabur India Ltd.	23,468	182,870
Divi’s Laboratories Ltd.	5,171	324,958
DLF Ltd.	23,460	122,620
Dr Reddy’s Laboratories Ltd.	4,406	290,331
Eicher Motors Ltd.	5,166	179,591
GAIL India Ltd.	57,783	100,052
Godrej Consumer Products Ltd. *	13,507	175,633
Godrej Properties Ltd. *	4,726	118,770
Grasim Industries Ltd.	10,034	218,227
Havells India Ltd.	9,835	184,504
HCL Technologies Ltd.	40,933	724,101
HDFC Asset Management Co. Ltd. ~	2,154	70,649
HDFC Life Insurance Co. Ltd. ~	34,520	300,881
Hero MotoCorp Ltd.	4,518	149,104
Hindalco Industries Ltd.	59,246	376,749
Hindustan Petroleum Corp. Ltd.	23,677	92,872
Hindustan Unilever Ltd.	31,100	984,486
Housing Development Finance Corp. Ltd.	64,624	2,235,931
ICICI Bank Ltd.	193,415	1,922,730
ICICI Lombard General Insurance Co. Ltd. ~	8,362	157,275
ICICI Prudential Life Insurance Co. Ltd. ~	13,691	103,067
Indian Oil Corp. Ltd.	68,326	102,231
Indian Railway Catering & Tourism Corp. Ltd.	9,047	100,857
Indraprastha Gas Ltd.	10,408	65,656

	Shares	Value
Indus Towers Ltd.	26,125	$87,110
Info Edge India Ltd.	2,264	169,439
Infosys Ltd.	128,533	3,255,191
InterGlobe Aviation Ltd. * ~	3,561	96,514
ITC Ltd.	110,158	322,310
JSW Steel Ltd.	31,690	278,471
Jubilant Foodworks Ltd.	2,865	137,846
Kotak Mahindra Bank Ltd.	20,973	504,837
Larsen & Toubro Infotech Ltd. ~	1,994	196,114
Larsen & Toubro Ltd.	26,197	665,401
Lupin Ltd.	8,394	107,102
Mahindra & Mahindra Ltd.	32,893	369,066
Marico Ltd.	19,357	133,273
Maruti Suzuki India Ltd.	5,148	512,524
Mindtree Ltd.	2,490	159,755
Motherson Sumi Systems Ltd.	47,794	142,907
Mphasis Ltd.	3,211	146,398
MRF Ltd.	72	70,920
Muthoot Finance Ltd.	4,448	89,230
Nestle India Ltd.	1,281	339,043
NTPC Ltd.	184,564	307,939
Oil & Natural Gas Corp. Ltd.	94,055	180,046
Page Industries Ltd.	211	114,443
Petronet LNG Ltd.	25,728	74,710
PI Industries Ltd.	3,121	127,103
Pidilite Industries Ltd.	5,743	189,922
Piramal Enterprises Ltd.	4,023	142,664
Power Grid Corp. of India Ltd.	116,800	320,520
Reliance Industries Ltd.	107,666	3,420,180
SBI Cards & Payment Services Ltd. *	8,696	108,394
SBI Life Insurance Co. Ltd. ~	16,975	272,195
Shree Cement Ltd.	421	152,410
Shriram Transport Finance Co. Ltd.	7,394	120,353
Siemens Ltd.	2,679	84,926
SRF Ltd.	5,510	179,023
State Bank of India	67,438	416,115
Sun Pharmaceutical Industries Ltd.	32,014	363,744
Tata Consultancy Services Ltd.	34,945	1,752,684
Tata Consumer Products Ltd.	22,482	224,285
Tata Motors Ltd. *	62,588	403,458
Tata Power Co. Ltd.	53,377	158,084
Tata Steel Ltd.	27,208	404,578
Tech Mahindra Ltd.	23,666	567,861
Titan Co. Ltd.	13,509	456,995
Torrent Pharmaceuticals Ltd.	2,013	88,770
Trent Ltd.	6,751	96,393
UltraTech Cement Ltd.	3,871	394,298
United Spirits Ltd. *	10,475	126,259
UPL Ltd.	18,365	183,859
Vedanta Ltd.	41,974	191,969
Wipro Ltd.	52,546	503,514
Yes Bank Ltd. *	415,695	76,449
Zomato Ltd. *	53,792	99,428

		36,731,450

Indonesia - 1.4%
Aneka Tambang Tbk	314,600	49,791
P.T. Adaro Energy Tbk	524,700	83,210
P.T. Astra International Tbk	769,300	307,914
P.T. Bank Central Asia Tbk	2,103,300	1,077,206
P.T. Bank Mandiri Persero Tbk	704,200	347,719
P.T. Bank Negara Indonesia Persero Tbk	276,600	130,751
P.T. Bank Rakyat Indonesia Persero Tbk	2,586,097	744,605
P.T. Barito Pacific Tbk	1,056,100	63,248
P.T. Charoen Pokphand Indonesia Tbk	279,700	116,575
P.T. Gudang Garam Tbk	18,400	39,513
P.T. Indah Kiat Pulp & Paper Tbk	100,500	55,206
P.T. Indocement Tunggal Prakarsa Tbk	55,800	47,369
P.T. Indofood CBP Sukses Makmur Tbk	92,500	56,499
P.T. Indofood Sukses Makmur Tbk	162,300	72,066

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
P.T. Kalbe Farma Tbk	795,300	$90,118
P.T. Merdeka Copper Gold Tbk *	424,500	116,201
P.T. Sarana Menara Nusantara Tbk	904,600	71,331
P.T. Semen Indonesia Persero Tbk	113,600	57,758
P.T. Telkom Indonesia Persero Tbk	1,904,800	543,634
P.T. Tower Bersama Infrastructure Tbk	309,300	64,086
P.T. Unilever Indonesia Tbk	283,600	81,785
P.T. United Tractors Tbk	62,900	97,657

		4,314,242

Kuwait - 0.6%
Agility Public Warehousing Co. KSC	43,797	136,711
Boubyan Bank KSCP *	40,571	106,011
Kuwait Finance House KSCP	174,718	480,664
Mabanee Co. KPSC	20,869	54,735
Mobile Telecommunications Co. KSCP	85,933	169,224
National Bank of Kuwait SAKP	258,004	850,656

		1,798,001

Luxembourg - 0.0%
Reinet Investments SCA	5,537	99,388

Malaysia - 1.3%
AMMB Holdings Bhd *	69,900	53,188
Axiata Group Bhd	108,400	108,244
CIMB Group Holdings Bhd	244,084	319,280
Dialog Group Bhd	148,600	93,423
DiGi.Com Bhd	120,700	126,321
Fraser & Neave Holdings Bhd	3,600	21,379
Genting Bhd	79,100	88,602
Genting Malaysia Bhd	108,700	75,090
HAP Seng Consolidated Bhd	22,900	42,326
Hartalega Holdings Bhd	64,300	88,439
Hong Leong Bank Bhd	23,800	106,322
Hong Leong Financial Group Bhd	8,900	37,019
IHH Healthcare Bhd	64,100	112,937
Inari Amertron Bhd	113,700	108,917
IOI Corp. Bhd	94,200	84,281
Kuala Lumpur Kepong Bhd	17,000	88,877
Malayan Banking Bhd	177,838	354,231
Malaysia Airports Holdings Bhd *	40,700	58,416
Maxis Bhd	92,200	107,317
MISC Bhd	54,500	92,140
Nestle Malaysia Bhd	2,700	86,957
Petronas Chemicals Group Bhd	91,700	196,343
Petronas Dagangan Bhd	10,100	49,908
Petronas Gas Bhd	30,600	132,158
PPB Group Bhd	24,300	99,743
Press Metal Aluminium Holdings Bhd	121,900	169,127
Public Bank Bhd	550,400	549,335
QL Resources Bhd	38,300	42,014
RHB Bank Bhd	69,191	89,119
Sime Darby Bhd	95,400	53,166
Sime Darby Plantation Bhd	66,302	59,840
Telekom Malaysia Bhd	52,300	68,994
Tenaga Nasional Bhd	83,900	188,069
Top Glove Corp. Bhd	201,400	125,210
Westports Holdings Bhd	39,400	38,303

		4,115,035

Mexico - 2.0%
Alfa SAB de CV Class A	111,800	82,012
America Movil SAB de CV Series L	1,306,300	1,383,783
Arca Continental SAB de CV	15,000	95,617
Becle SAB de CV	19,000	47,659
Cemex SAB de CV *	577,400	394,512
Coca-Cola Femsa SAB de CV	19,260	105,069
Fibra Uno Administracion SA de CV REIT	115,200	121,752
Fomento Economico Mexicano SAB de CV	73,100	568,792
Gruma SAB de CV Class B	8,215	105,326

	Shares	Value
Grupo Aeroportuario del Pacifico SAB de CV Class B *	13,800	$190,169
Grupo Aeroportuario del Sureste SAB de CV Class B	7,695	158,879
Grupo Bimbo SAB de CV Class A	60,000	184,523
Grupo Carso SAB de CV Series A1	17,000	54,955
Grupo Financiero Banorte SAB de CV Class O	98,200	637,961
Grupo Financiero Inbursa SAB de CV Class O *	85,100	101,910
Grupo Mexico SAB de CV Class B	119,100	519,374
Grupo Televisa SAB	90,900	171,141
Industrias Penoles SAB de CV	5,400	62,124
Kimberly-Clark de Mexico SAB de CV Class A	56,100	84,963
Megacable Holdings SAB de CV	11,300	38,499
Orbia Advance Corp. SAB de CV	40,000	102,112
Promotora y Operadora de Infraestructura SAB de CV	7,795	60,912
Telesites SAB de CV	56,900	58,246
Wal-Mart de Mexico SAB de CV	201,900	750,290

		6,080,580

Peru - 0.2%
Cia de Minas Buenaventura SAA ADR *	8,060	58,999
Credicorp Ltd.	2,516	307,128
Southern Copper Corp.	3,246	200,311

		566,438

Philippines - 0.7%
Aboitiz Equity Ventures, Inc.	73,250	78,217
AC Energy Corp.	293,800	63,378
Ayala Corp.	10,350	168,715
Ayala Land, Inc.	308,400	221,960
Bank of the Philippine Islands	66,880	120,844
BDO Unibank, Inc.	73,800	174,653
Globe Telecom, Inc.	1,010	65,842
GT Capital Holdings, Inc.	3,710	39,288
International Container Terminal Services, Inc.	37,910	148,689
JG Summit Holdings, Inc.	112,360	116,630
Jollibee Foods Corp.	16,500	70,022
Manila Electric Co.	8,250	47,740
Metro Pacific Investments Corp.	417,000	31,890
Metropolitan Bank & Trust Co.	68,300	74,590
Monde Nissin Corp. * ~	169,100	53,722
PLDT, Inc.	2,875	102,162
SM Investments Corp.	9,100	168,285
SM Prime Holdings, Inc.	384,800	255,790
Universal Robina Corp.	34,650	86,977

		2,089,394

Poland - 0.7%
Allegro.eu SA * ~	13,291	127,947
Bank Polska Kasa Opieki SA	6,784	204,766
CD Projekt SA	3,063	145,684
Cyfrowy Polsat SA	9,364	80,691
Dino Polska SA * ~	1,876	171,017
KGHM Polska Miedz SA	5,272	182,997
LPP SA	42	179,293
mBank SA *	543	58,029
Orange Polska SA *	27,250	57,149
PGE Polska Grupa Energetyczna SA *	31,179	62,215
Polski Koncern Naftowy ORLEN SA	11,031	203,323
Polskie Gornictwo Naftowe i Gazownictwo SA	63,436	99,207
Powszechna Kasa Oszczednosci Bank Polski SA *	32,701	362,710
Powszechny Zaklad Ubezpieczen SA	22,774	198,873
Santander Bank Polska SA	1,330	114,213

		2,248,114

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Qatar - 0.7%
Barwa Real Estate Co.	75,729	$63,632
Commercial Bank PSQC	71,352	132,232
Industries Qatar QSC	57,856	246,088
Masraf Al Rayan QSC	170,670	217,453
Mesaieed Petrochemical Holding Co.	170,890	97,968
Ooredoo QPSC	37,246	71,797
Qatar Electricity & Water Co. QSC	16,393	74,723
Qatar Fuel QSC	17,414	87,411
Qatar Gas Transport Co. Ltd.	88,020	79,652
Qatar International Islamic Bank QSC	26,663	67,431
Qatar Islamic Bank SAQ	43,592	219,411
Qatar National Bank QPSC	173,088	959,606

		2,317,404

Romania - 0.0%
NEPI Rockcastle PLC	15,431	102,647

Russia - 3.5%
Alrosa PJSC	97,860	158,968
Gazprom PJSC	46,780	214,026
Gazprom PJSC ADR (OTC)	8,195	75,312
Gazprom PJSC ADR (SEAQ)	194,171	1,793,002
Inter RAO UES PJSC	1,283,500	72,957
LUKOIL PJSC	2,350	208,885
LUKOIL PJSC ADR (SEAQ)	13,502	1,209,791
Magnit PJSC GDR ~	3,308	49,620
Magnit PJSC GDR (LI) ~	10,327	154,885
MMC Norilsk Nickel PJSC	277	84,191
MMC Norilsk Nickel PJSC ADR	21,092	652,239
Mobile TeleSystems PJSC ADR	17,555	139,562
Moscow Exchange MICEX-RTS PJSC	58,150	118,178
Novatek PJSC GDR (LI) ~	3,450	806,759
Novolipetsk Steel PJSC GDR	5,477	161,566
Ozon Holdings PLC ADR *	1,985	60,016
PhosAgro PJSC GDR ~	5,037	108,680
Polymetal International PLC	13,396	238,158
Polyus PJSC	165	28,703
Polyus PJSC ADR	2,028	187,144
Polyus PJSC GDR ~	262	23,122
Rosneft Oil Co. PJSC	3,270	25,971
Rosneft Oil Co. PJSC GDR ~	41,896	336,955
Sberbank of Russia PJSC	29,380	114,892
Sberbank of Russia PJSC ADR (OTC)	2,527	39,800
Sberbank of Russia PJSC ADR (SEAQ)	92,176	1,478,963
Severstal PAO GDR ~	7,476	161,256
Surgutneftegas PJSC ADR (LI)	49,470	264,582
Tatneft PJSC	6,193	41,070
Tatneft PJSC ADR	7,942	330,238
TCS Group Holding PLC GDR ~	4,555	381,645
United Co. RUSAL International PJSC *	114,970	112,856
VK Co. Ltd. GDR *	4,153	48,073
VTB Bank PJSC GDR ~	57,906	72,962
X5 Retail Group NV GDR ~	4,746	125,454
Yandex NV Class A *	10,939	660,869

		10,741,350

Saudi Arabia - 3.2%
Abdullah Al Othaim Markets Co.	1,808	52,106
Advanced Petrochemical Co.	3,934	73,676
Al Rajhi Bank	46,290	1,745,700
Alinma Bank	36,392	231,831
Almarai Co. JSC	9,717	126,318
Arab National Bank	21,948	133,667
Bank Al-Jazira	13,457	69,035
Bank AlBilad *	13,624	167,915
Banque Saudi Fransi	22,209	279,025
Bupa Arabia for Cooperative Insurance Co.	2,256	78,958

	Shares	Value
Co for Cooperative Insurance	2,338	$48,119
Dar Al Arkan Real Estate Development Co. *	18,931	50,679
Dr Sulaiman Al Habib Medical Services Group Co.	1,919	82,398
Emaar Economic City *	14,702	46,756
Etihad Etisalat Co.	14,334	118,893
Jarir Marketing Co.	2,071	108,375
Mobile Telecommunications Co. Saudi Arabia *	16,709	53,483
Mouwasat Medical Services Co.	1,831	84,600
National Industrialization Co. *	12,111	64,124
National Petrochemical Co.	4,402	46,771
Rabigh Refining & Petrochemical Co. *	8,095	44,473
Riyad Bank	50,962	367,854
SABIC Agri-Nutrients Co.	8,087	379,638
Sahara International Petrochemical Co.	13,456	149,964
Saudi Arabian Mining Co. *	16,294	340,052
Saudi Arabian Oil Co. ~	85,651	816,357
Saudi Basic Industries Corp.	34,258	1,056,496
Saudi British Bank	30,987	271,769
Saudi Cement Co.	2,804	40,886
Saudi Electricity Co.	31,364	200,041
Saudi Industrial Investment Group	8,137	67,394
Saudi Kayan Petrochemical Co. *	27,183	122,804
Saudi National Bank	83,060	1,424,745
Saudi Telecom Co.	23,185	693,493
Savola Group	9,577	81,522
Yanbu National Petrochemical Co.	9,577	174,857

		9,894,774

Singapore - 0.0%
BOC Aviation Ltd. ~	7,700	56,414

South Africa - 2.9%
Absa Group Ltd.	26,899	257,438
African Rainbow Minerals Ltd.	4,278	62,075
Anglo American Platinum Ltd.	2,017	230,053
Aspen Pharmacare Holdings Ltd.	14,621	205,933
Bid Corp. Ltd.	12,796	262,177
Bidvest Group Ltd.	10,721	127,461
Capitec Bank Holdings Ltd.	3,035	388,503
Clicks Group Ltd.	9,366	185,457
Discovery Ltd. *	16,384	147,615
Exxaro Resources Ltd.	8,977	86,119
FirstRand Ltd.	191,977	732,419
Gold Fields Ltd.	33,481	370,441
Growthpoint Properties Ltd. REIT	126,612	122,123
Harmony Gold Mining Co. Ltd.	20,682	86,741
Impala Platinum Holdings Ltd.	30,846	435,136
Kumba Iron Ore Ltd.	2,434	70,194
Mr Price Group Ltd.	9,154	114,807
MTN Group Ltd. *	64,003	686,045
MultiChoice Group	13,948	106,920
Naspers Ltd. Class N	8,141	1,263,573
Nedbank Group Ltd.	16,974	186,432
Northam Platinum Holdings Ltd. *	13,443	176,737
Old Mutual Ltd.	180,463	148,357
Pepkor Holdings Ltd. * ~	45,484	62,482
Rand Merchant Investment Holdings Ltd.	28,491	80,894
Remgro Ltd.	20,000	164,606
Sanlam Ltd.	72,109	268,616
Sasol Ltd. *	21,286	348,506
Shoprite Holdings Ltd.	19,090	250,236
Sibanye Stillwater Ltd.	104,479	324,859
SPAR Group Ltd.	7,487	78,521
Standard Bank Group Ltd.	48,750	428,287
Tiger Brands Ltd.	6,261	71,116
Vodacom Group Ltd.	25,243	213,075
Woolworths Holdings Ltd.	36,767	119,657

		8,863,611

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
South Korea - 11.6%
Alteogen, Inc. *	1,032	$65,628
Amorepacific Corp. *	1,212	170,087
AMOREPACIFIC Group *	1,019	37,969
BGF retail Co. Ltd. *	288	35,190
Celltrion Healthcare Co. Ltd.	3,219	216,865
Celltrion Pharm, Inc. *	630	65,853
Celltrion, Inc.	3,735	621,760
Cheil Worldwide, Inc. *	2,301	44,154
CJ CheilJedang Corp. *	306	99,686
CJ Corp. *	477	33,425
CJ ENM Co. Ltd. *	322	37,539
CJ Logistics Corp. *	366	38,761
Coway Co. Ltd. *	2,077	130,127
DB Insurance Co. Ltd. *	1,704	77,366
Doosan Bobcat, Inc. *	1,861	63,689
Doosan Heavy Industries & Construction Co. Ltd. *	11,741	201,023
Douzone Bizon Co. Ltd. *	977	59,921
E-MART, Inc. *	744	94,318
Ecopro BM Co. Ltd.	416	174,780
F&F Co. Ltd. *	130	103,211
Green Cross Corp. *	225	41,179
GS Engineering & Construction Corp. *	2,389	79,444
GS Holdings Corp. *	1,715	56,329
Hana Financial Group, Inc.	11,230	396,746
Hankook Tire & Technology Co. Ltd. *	2,784	93,006
Hanmi Pharm Co. Ltd. *	271	62,866
Hanon Systems	6,994	79,089
Hanwha Solutions Corp. *	4,640	138,388
HLB, Inc. *	3,473	101,615
HMM Co. Ltd. *	9,988	225,934
Hotel Shilla Co. Ltd. *	1,038	68,030
HYBE Co. Ltd. *	585	171,347
Hyundai Engineering & Construction Co. Ltd. *	2,919	108,916
Hyundai Glovis Co. Ltd. *	697	98,289
Hyundai Heavy Industries Holdings Co. Ltd.	1,773	80,016
Hyundai Mobis Co. Ltd.	2,534	541,660
Hyundai Motor Co.	5,060	888,179
Hyundai Steel Co. *	3,256	112,130
Iljin Materials Co. Ltd. *	863	97,713
Industrial Bank of Korea *	9,490	82,096
Kakao Corp. *	11,247	1,062,079
Kakao Games Corp. *	1,257	96,061
KakaoBank Corp. *	3,584	177,881
Kangwon Land, Inc. *	3,495	70,598
KB Financial Group, Inc.	14,866	687,467
Kia Corp. *	10,008	690,683
Korea Aerospace Industries Ltd. *	3,087	84,111
Korea Electric Power Corp. *	9,511	176,597
Korea Investment Holdings Co. Ltd. *	1,607	108,875
Korea Shipbuilding & Offshore Engineering Co. Ltd. *	1,469	116,770
Korea Zinc Co. Ltd. *	320	137,687
Korean Air Lines Co. Ltd. *	6,428	158,291
Krafton, Inc. *	867	335,090
KT&G Corp. *	4,290	285,018
Kumho Petrochemical Co. Ltd. *	678	94,516
L&F Co. Ltd. *	842	156,679
LG Chem Ltd. *	1,715	886,589
LG Corp. *	3,243	220,742
LG Display Co. Ltd. *	8,586	177,024
LG Electronics, Inc. *	4,020	465,438
LG Household & Health Care Ltd. *	352	324,884
LG Innotek Co. Ltd. *	523	159,891
LG Uplus Corp.	8,744	99,772
Lotte Chemical Corp. *	638	116,384
Lotte Shopping Co. Ltd. *	421	30,848

	Shares	Value
Meritz Securities Co. Ltd. *	11,538	$49,956
Mirae Asset Securities Co. Ltd. *	11,401	82,825
NAVER Corp. *	4,395	1,395,067
NCSoft Corp. *	641	346,222
Netmarble Corp. * ~	1,254	131,708
NH Investment & Securities Co. Ltd. *	5,742	60,309
Orion Corp. *	878	76,431
Pan Ocean Co. Ltd. *	10,322	46,946
Pearl Abyss Corp. *	1,201	139,573
POSCO	2,802	649,747
POSCO Chemical Co. Ltd. *	1,173	141,744
S-1 Corp. *	632	39,326
S-Oil Corp.	1,669	119,955
Samsung Biologics Co. Ltd. * ~	639	485,197
Samsung C&T Corp. *	3,171	316,847
Samsung Electro-Mechanics Co. Ltd. *	2,082	345,302
Samsung Electronics Co. Ltd.	181,443	11,916,253
Samsung Engineering Co. Ltd. *	5,927	113,958
Samsung Fire & Marine Insurance Co. Ltd. *	1,166	198,075
Samsung Heavy Industries Co. Ltd. *	23,516	112,111
Samsung Life Insurance Co. Ltd. *	2,726	146,787
Samsung SDI Co. Ltd. *	2,072	1,139,542
Samsung SDS Co. Ltd. *	1,280	168,136
Samsung Securities Co. Ltd. *	2,390	90,114
SD Biosensor, Inc. *	1,340	63,012
Seegene, Inc.	1,364	69,993
Shin Poong Pharmaceutical Co. Ltd. *	1,187	31,805
Shinhan Financial Group Co. Ltd.	16,508	510,081
SK Biopharmaceuticals Co. Ltd. *	1,044	85,280
SK Bioscience Co. Ltd. *	869	164,479
SK Chemicals Co. Ltd. *	429	53,709
SK Hynix, Inc. *	20,593	2,261,783
SK IE Technology Co. Ltd. * ~	673	95,028
SK Innovation Co. Ltd. *	1,908	382,041
SK Square Co. Ltd. *	608	33,961
SK Telecom Co. Ltd.	1,027	49,908
SK, Inc.	1,572	331,408
SKC Co. Ltd. *	771	112,687
Woori Financial Group, Inc.	18,904	201,598
Yuhan Corp. *	2,068	108,038

		35,681,241

Taiwan - 15.1%
Accton Technology Corp.	19,000	178,034
Acer, Inc.	104,000	114,195
Advantech Co. Ltd.	15,000	214,429
ASE Technology Holding Co. Ltd.	124,000	479,162
Asia Cement Corp.	85,000	135,901
ASMedia Technology, Inc.	1,000	65,576
Asustek Computer, Inc.	26,000	352,962
AU Optronics Corp.	306,000	252,958
Catcher Technology Co. Ltd.	26,000	146,983
Cathay Financial Holding Co. Ltd.	300,000	675,855
Chailease Holding Co. Ltd.	49,100	467,030
Chang Hwa Commercial Bank Ltd.	146,610	90,036
Cheng Shin Rubber Industry Co. Ltd.	68,000	88,618
China Development Financial Holding Corp.	578,214	365,195
China Steel Corp.	445,000	567,849
Chunghwa Telecom Co. Ltd.	150,000	631,439
Compal Electronics, Inc.	152,000	132,879
CTBC Financial Holding Co. Ltd.	695,000	651,076
Delta Electronics, Inc.	73,000	724,320
E.Sun Financial Holding Co. Ltd.	446,994	453,054
Eclat Textile Co. Ltd.	7,000	159,503
eMemory Technology, Inc.	2,000	157,849
Evergreen Marine Corp. Taiwan Ltd.	96,000	491,801
Far Eastern New Century Corp.	106,000	112,098
Far EasTone Telecommunications Co. Ltd.	61,000	142,307
Feng TAY Enterprise Co. Ltd.	17,000	142,099
First Financial Holding Co. Ltd.	382,700	338,517

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Formosa Chemicals & Fibre Corp.	133,000	$387,907
Formosa Petrochemical Corp.	43,000	148,685
Formosa Plastics Corp.	145,000	544,224
Foxconn Technology Co. Ltd.	34,000	79,621
Fubon Financial Holding Co. Ltd.	286,734	789,243
Giant Manufacturing Co. Ltd.	12,000	149,352
Globalwafers Co. Ltd.	8,000	256,289
Hiwin Technologies Corp.	10,270	113,659
Hon Hai Precision Industry Co. Ltd.	470,000	1,762,565
Hotai Motor Co. Ltd.	11,000	243,745
Hua Nan Financial Holdings Co. Ltd.	311,735	238,612
Innolux Corp.	353,000	249,448
Inventec Corp.	96,000	86,461
Largan Precision Co. Ltd.	4,000	355,863
Lite-On Technology Corp.	80,000	184,220
MediaTek, Inc.	57,000	2,445,842
Mega Financial Holding Co. Ltd.	407,000	522,697
Micro-Star International Co. Ltd.	25,000	144,799
momo.com, Inc.	2,000	117,092
Nan Ya Plastics Corp.	195,000	600,745
Nan Ya Printed Circuit Board Corp.	9,000	185,385
Nanya Technology Corp.	46,000	129,564
Nien Made Enterprise Co. Ltd.	6,000	89,339
Novatek Microelectronics Corp.	22,000	427,203
Oneness Biotech Co. Ltd. *	9,000	93,523
Pegatron Corp.	74,000	184,637
Pou Chen Corp.	89,000	106,473
President Chain Store Corp.	22,000	217,229
Quanta Computer, Inc.	101,000	344,938
Realtek Semiconductor Corp.	17,000	355,186
Ruentex Development Co. Ltd.	43,000	98,937
Shanghai Commercial & Savings Bank Ltd.	132,000	225,167
Shin Kong Financial Holding Co. Ltd.	444,344	177,076
SinoPac Financial Holdings Co. Ltd.	367,000	214,031
Synnex Technology International Corp.	50,000	119,465
Taishin Financial Holding Co. Ltd.	380,171	260,083
Taiwan Cement Corp.	200,000	346,629
Taiwan Cooperative Financial Holding Co. Ltd.	350,560	322,106
Taiwan High Speed Rail Corp.	67,000	71,589
Taiwan Mobile Co. Ltd.	63,000	227,526
Taiwan Semiconductor Manufacturing Co. Ltd.	929,000	20,550,404
Uni-President Enterprises Corp.	182,000	450,599
Unimicron Technology Corp.	45,000	374,489
United Microelectronics Corp.	445,000	1,042,533
Vanguard International Semiconductor Corp.	34,000	193,672
Voltronic Power Technology Corp.	2,000	111,576
Wan Hai Lines Ltd.	23,000	164,046
Win Semiconductors Corp.	13,000	175,413
Winbond Electronics Corp.	110,000	134,691
Wistron Corp.	101,000	106,291
Wiwynn Corp.	3,000	120,667
WPG Holdings Ltd.	59,000	112,096
Yageo Corp. *	16,000	276,634
Yang Ming Marine Transport Corp. *	66,000	287,069
Yuanta Financial Holding Co. Ltd.	369,000	337,057
Zhen Ding Technology Holding Ltd.	24,000	86,950

		46,473,067

Tanzania - 0.1%
AngloGold Ashanti Ltd.	15,744	331,499

Thailand - 1.6%
Advanced Info Service PCL	31,900	219,438
Advanced Info Service PCL ADR	3,915	26,916
Advanced Info Service PCL NVDR	12,400	85,299
Airports of Thailand PCL *	138,600	252,378

	Shares	Value
Airports of Thailand PCL ADR *	30	$537
Airports of Thailand PCL NVDR *	14,900	27,132
Asset World Corp. PCL NVDR *	230,800	31,974
B Grimm Power PCL	28,400	34,488
Bangkok Commercial Asset Management PCL NVDR	71,900	46,434
Bangkok Dusit Medical Services PCL NVDR	354,400	243,758
Bangkok Expressway & Metro PCL	220,600	55,816
Bangkok Expressway & Metro PCL NVDR	86,800	21,962
Berli Jucker PCL	26,800	24,850
Berli Jucker PCL NVDR	9,300	8,623
BTS Group Holdings PCL NVDR	304,000	84,972
Bumrungrad Hospital PCL NVDR	14,800	62,279
Carabao Group PCL NVDR	10,600	37,893
Central Pattana PCL NVDR	75,300	127,315
Central Retail Corp. PCL	41,300	39,526
Central Retail Corp. PCL NVDR	31,000	29,668
Charoen Pokphand Foods PCL NVDR	152,300	116,368
CP ALL PCL	159,400	282,619
CP ALL PCL NVDR	71,200	125,662
Delta Electronics Thailand PCL	10,500	129,987
Electricity Generating PCL	9,200	48,284
Energy Absolute PCL	50,600	145,225
Energy Absolute PCL NVDR	15,600	44,773
Global Power Synergy PCL Class F	24,000	63,822
Global Power Synergy PCL NVDR	5,300	14,094
Gulf Energy Development PCL NVDR	114,900	157,373
Home Product Center PCL	177,300	76,917
Home Product Center PCL NVDR	25,800	11,193
Indorama Ventures PCL	53,900	69,686
Indorama Ventures PCL NVDR	62,100	80,288
Intouch Holdings PCL NVDR	43,700	104,933
Krung Thai Bank PCL	90,000	35,479
Krung Thai Bank PCL NVDR	29,400	11,590
Krungthai Card PCL	25,600	45,410
Land & Houses PCL	201,300	52,924
Land & Houses PCL NVDR	120,700	31,733
Minor International PCL NVDR *	110,690	95,176
Muangthai Capital PCL	23,900	41,933
Osotspa PCL	23,600	24,187
Osotspa PCL NVDR	17,900	18,345
PTT Exploration & Production PCL NVDR	51,100	180,149
PTT Global Chemical PCL	68,400	120,221
PTT Global Chemical PCL NVDR	13,300	23,376
PTT Oil & Retail Business PCL NVDR	116,400	93,955
PTT PCL	331,300	375,970
PTT PCL NVDR	41,600	47,209
Ratch Group PCL	19,300	26,019
Ratch Group PCL NVDR	12,900	17,391
SCG Packaging PCL NVDR	46,600	96,530
Siam Cement PCL	24,200	279,778
Siam Cement PCL NVDR	5,600	64,742
Siam Commercial Bank PCL	30,300	115,011
Sri Trang Gloves Thailand PCL NVDR	35,200	31,875
Srisawad Corp. PCL	17,200	31,724
Srisawad Corp. PCL NVDR	7,900	14,571
Thai Oil PCL	31,000	45,874
Thai Oil PCL NVDR	3,400	5,031
Thai Union Group PCL Class F	99,100	57,849
True Corp. PCL	204,400	29,860
True Corp. PCL NVDR	203,600	29,115

		4,975,509

Turkey - 0.2%
Akbank T.A.S.	113,004	61,028
Aselsan Elektronik Sanayi Ve Ticaret AS	28,640	45,204
BIM Birlesik Magazalar AS	17,363	80,456
Eregli Demir ve Celik Fabrikalari TAS	52,471	111,693
Ford Otomotiv Sanayi AS	2,668	48,019

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
KOC Holding AS	27,903	$59,860
Turkcell Iletisim Hizmetleri AS	45,577	63,599
Turkiye Garanti Bankasi AS	84,649	72,040
Turkiye Is Bankasi AS Class C	58,474	31,673
Turkiye Petrol Rafinerileri AS *	4,657	54,383
Turkiye Sise ve Cam Fabrikalari AS	51,599	52,188

		680,143

United Arab Emirates - 1.1%
Abu Dhabi Commercial Bank PJSC	105,705	245,245
Abu Dhabi Islamic Bank PJSC	54,247	101,287
Abu Dhabi National Oil Co. for Distribution PJSC	91,575	106,458
Aldar Properties PJSC	151,078	164,053
Dubai Islamic Bank PJSC	110,563	161,593
Emaar Properties PJSC	153,840	204,434
Emirates NBD Bank PJSC	96,179	354,524
Emirates Telecommunications Group Co. PJSC	132,026	1,140,753
First Abu Dhabi Bank PJSC	165,831	850,589

		3,328,936

United States - 0.2%
JBS SA	33,100	225,843
Legend Biotech Corp. ADR *	1,720	80,169
Parade Technologies Ltd.	3,000	228,240

		534,252

Total Common Stocks (Cost $257,681,830)		289,977,614

	Principal Amount
SHORT-TERM INVESTMENT - 3.0%
Repurchase Agreement - 3.0%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $9,267,272; collateralized by U.S. Treasury Notes: 0.125% due 01/15/30 and value $9,452,701)	$9,267,272	9,267,272

Total Short-Term Investment (Cost $9,267,272)		9,267,272

TOTAL INVESTMENTS - 98.8% (Cost $273,014,119)		304,632,580

DERIVATIVES - 0.0%		101,774

OTHER ASSETS & LIABILITIES, NET - 1.2%		3,646,589

NET ASSETS - 100.0%		$308,380,943

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	20.5%
Technology	18.7%
Communications	16.3%
Consumer, Non-Cyclical	9.6%
Consumer, Cyclical	8.0%
Industrial	7.2%
Basic Materials	7.2%
Energy	5.9%
Short-Term Investment	3.0%
Others (each less than 3.0%)	2.4%

98.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	As of December 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	31.0%
Taiwan	15.1%
South Korea	12.3%
India	11.9%
Brazil	3.7%
Russia	3.5%
Saudi Arabia	3.2%
United States (Includes Short-Term Investment)	3.2%
Others (each less than 3.0%)	14.9%

98.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	1.2%

100.0%

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index	03/22	240	$14,613,826	$14,715,600	$101,774

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	South Korea	$5,529	$-	$5,529	$-
	Warrants
	Thailand	318	318	-	-
	Preferred Stocks
	Brazil	2,870,430	-	2,870,430	-
	Chile	259,493	-	259,493	-
	Colombia	119,240	119,240	-	-
	South Korea	2,132,684	-	2,132,684	-

	Total Preferred Stocks	5,381,847	119,240	5,262,607	-

	Common Stocks
	Brazil	8,709,177	-	8,709,177	-
	Chile	806,520	420,965	385,555	-
	China	95,463,298	11,833,525	83,629,773	-
	Colombia	395,042	164,764	230,278	-
	Czech Republic	409,740	285,876	123,864	-
	Egypt	258,671	24,055	234,616	-
	Greece	648,437	57,151	591,286	-
	Hong Kong	569,911	-	569,911	-
	Hungary	693,329	147,737	545,592	-
	India	36,731,450	339,067	36,392,383	-
	Indonesia	4,314,242	90,118	4,224,124	-
	Kuwait	1,798,001	54,735	1,743,266	-
	Luxembourg	99,388	99,388	-	-
	Malaysia	4,115,035	1,372,291	2,742,744	-
	Mexico	6,080,580	6,080,580	-	-
	Peru	566,438	566,438	-	-
	Philippines	2,089,394	1,032,700	1,056,694	-
	Poland	2,248,114	488,150	1,759,964	-
	Qatar	2,317,404	2,139,784	177,620	-
	Romania	102,647	102,647	-	-
	Russia	10,741,350	1,628,946	9,112,404	-
	Saudi Arabia	9,894,774	1,970,419	7,924,355	-
	Singapore	56,414	-	56,414	-
	South Africa	8,863,611	2,852,046	6,011,565	-
	South Korea	35,681,241	509,326	35,171,915	-
	Taiwan	46,473,067	93,523	46,379,544	-
	Tanzania	331,499	-	331,499	-
	Thailand	4,975,509	147,037	4,828,472	-
	Turkey	680,143	461,019	219,124	-
	United Arab Emirates	3,328,936	957,047	2,371,889	-
	United States	534,252	80,169	454,083	-

	Total Common Stocks	289,977,614	33,999,503	255,978,111	-

	Short-Term Investment	9,267,272	-	9,267,272	-
	Derivatives:
	Equity Contracts
	Futures	101,774	101,774	-	-

	Total	$304,734,354	$34,220,835	$270,513,519	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO (Formerly PD International Large-Cap Portfolio)

Schedule of Investments

December 31, 2021

	Shares	Value
PREFERRED STOCKS - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG	2,582	$214,117
Henkel AG & Co. KGaA	7,814	630,520
Porsche Automobil Holding SE	6,851	646,822
Sartorius AG	1,172	792,670
Volkswagen AG	8,312	1,669,740

		3,953,869

Total Preferred Stocks (Cost $3,775,308)		3,953,869

COMMON STOCKS - 97.5%
Australia - 6.8%
Afterpay Ltd. *	9,734	587,614
Australia & New Zealand Banking Group Ltd.	127,357	2,551,130
BHP Group Ltd.	131,991	3,985,036
BHP Group PLC	94,494	2,811,642
Brambles Ltd.	64,613	499,867
Coles Group Ltd.	59,654	778,371
Commonwealth Bank of Australia	79,372	5,834,738
CSL Ltd.	21,397	4,525,470
Fortescue Metals Group Ltd.	75,759	1,064,926
Glencore PLC *	446,766	2,276,397
Goodman Group REIT	74,375	1,433,713
Macquarie Group Ltd.	15,675	2,343,181
National Australia Bank Ltd.	147,321	3,093,314
Newcrest Mining Ltd.	36,567	654,919
Ramsay Health Care Ltd.	8,237	428,077
Rio Tinto Ltd.	16,607	1,211,849
Rio Tinto PLC	50,247	3,313,600
Santos Ltd	143,969	663,189
Sydney Airport * >>	59,153	373,461
Telstra Corp. Ltd.	186,081	565,537
Transurban Group >>	136,423	1,370,273
Wesfarmers Ltd. *	50,721	2,188,430
Westpac Banking Corp.	164,127	2,546,186
Woodside Petroleum Ltd.	43,102	687,130
Woolworths Group Ltd.	56,706	1,567,554

		47,355,604

Austria - 0.1%
Verbund AG	3,050	342,772

Belgium - 0.6%
Anheuser-Busch InBev SA/NV	34,087	2,055,104
Groupe Bruxelles Lambert SA	5,052	564,242
KBC Group NV	11,184	960,943
UCB SA	5,654	645,268

		4,225,557

Brazil - 0.1%
Wheaton Precious Metals Corp.	20,215	867,442

Canada - 10.7%
Agnico Eagle Mines Ltd.	10,902	579,079
Alimentation Couche-Tard, Inc.	36,561	1,531,865
Bank of Montreal	28,940	3,115,806
Bank of Nova Scotia	54,358	3,848,183
Barrick Gold Corp.	13,874	255,847
Barrick Gold Corp. (TSE)	65,726	1,249,623
BCE, Inc.	3,304	171,893
Brookfield Asset Management, Inc. Class A	63,140	3,813,008
Canadian Imperial Bank of Commerce	20,134	2,346,937

	Shares	Value
Canadian National Railway Co.	31,670	$3,890,181
Canadian Natural Resources Ltd. (TSE)	53,005	2,239,707
Canadian Pacific Railway Ltd.	41,577	2,990,376
Cenovus Energy, Inc.	58,657	719,214
CGI, Inc. *	9,798	866,363
Constellation Software, Inc.	901	1,671,681
Enbridge, Inc.	90,632	3,540,161
Fairfax Financial Holdings Ltd.	950	467,313
Fortis, Inc.	21,049	1,015,550
Franco-Nevada Corp.	8,549	1,182,309
George Weston Ltd.	3,404	394,664
Great-West Lifeco, Inc.	12,536	376,194
Hydro One Ltd. ~	14,844	386,194
Imperial Oil Ltd.	11,026	397,649
Intact Financial Corp.	7,876	1,023,734
Loblaw Cos. Ltd.	7,555	618,997
Magna International, Inc.	12,777	1,033,816
Manulife Financial Corp.	86,883	1,655,994
National Bank of Canada	15,096	1,150,922
Nutrien Ltd.	25,530	1,918,963
Pembina Pipeline Corp.	24,601	746,227
Power Corp. of Canada	25,028	827,045
Restaurant Brands International, Inc.	12,791	775,580
Rogers Communications, Inc. Class B (TSE)	15,849	754,643
Royal Bank of Canada	63,755	6,766,361
Shaw Communications, Inc. Class B (TSE)	20,232	614,022
Shopify, Inc. Class A *	5,066	6,975,297
Sun Life Financial, Inc.	26,197	1,458,185
Suncor Energy, Inc.	66,413	1,661,703
TC Energy Corp.	43,799	2,036,994
TELUS Corp.	19,960	470,065
Thomson Reuters Corp.	7,763	928,344
Toronto-Dominion Bank	81,534	6,250,972

		74,717,661

China - 0.6%
BOC Hong Kong Holdings Ltd.	165,500	542,758
Budweiser Brewing Co. APAC Ltd. ~	77,000	202,430
Prosus NV *	41,748	3,457,778
Wilmar International Ltd.	86,500	266,210

		4,469,176

Denmark - 2.3%
AP Moller - Maersk AS Class A	141	467,776
AP Moller - Maersk AS Class B	259	924,452
Carlsberg AS Class B	4,490	775,188
Coloplast AS Class B	5,315	935,840
DSV AS	9,127	2,126,849
Novo Nordisk AS Class B	75,337	8,462,294
Orsted AS ~	8,462	1,083,703
Vestas Wind Systems AS	45,180	1,375,963

		16,152,065

Finland - 1.0%
Fortum OYJ	19,862	609,176
Kone OYJ Class B	15,206	1,091,162
Neste OYJ	18,929	931,605
Nokia OYJ (OMXH) *	241,209	1,527,742
Nordea Bank Abp	144,944	1,768,106
Sampo OYJ Class A	22,315	1,116,822

		7,044,613

France - 9.8%
Air Liquide SA	21,195	3,696,499
Airbus SE *	26,373	3,374,262
AXA SA	86,592	2,577,260
BNP Paribas SA	50,322	3,479,315
Capgemini SE	7,174	1,758,207
Cie de Saint-Gobain	22,635	1,592,294

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Cie Generale des Etablissements Michelin SCA	7,580	$1,241,484
Credit Agricole SA	55,324	788,771
Danone SA	29,218	1,816,175
Dassault Systemes SE	29,744	1,765,168
Electricite de France SA	21,475	252,574
Engie SA	81,672	1,209,185
EssilorLuxottica SA	12,846	2,734,615
Hermes International	1,417	2,476,028
Kering SA	3,356	2,692,692
L’Oreal SA	11,227	5,353,176
LVMH Moet Hennessy Louis Vuitton SE	12,421	10,265,132
Orange SA	89,220	953,064
Pernod Ricard SA	9,371	2,254,453
Safran SA	15,291	1,871,973
Sanofi	50,870	5,104,497
Sartorius Stedim Biotech	1,237	679,367
Societe Generale SA	36,265	1,246,381
Thales SA	4,777	406,363
TotalEnergies SE	112,223	5,712,174
Vinci SA	24,064	2,541,514
Worldline SA * ~	10,666	593,671

		68,436,294

Germany - 7.6%
adidas AG	8,519	2,453,006
Allianz SE	18,446	4,350,648
BASF SE	41,093	2,884,127
Bayer AG	43,951	2,347,172
Bayerische Motoren Werke AG	14,813	1,481,925
Beiersdorf AG	4,508	462,093
Continental AG *	4,922	517,132
Daimler AG	38,291	2,925,591
Daimler Truck Holding AG *	19,145	703,811
Deutsche Bank AG *	92,464	1,151,640
Deutsche Boerse AG	8,501	1,419,449
Deutsche Post AG	44,348	2,852,497
Deutsche Telekom AG	149,108	2,755,141
E.ON SE	100,410	1,395,442
Fresenius Medical Care AG & Co. KGaA	9,173	594,669
Fresenius SE & Co. KGaA	18,735	753,023
Hannover Rueck SE	2,698	511,531
Henkel AG & Co. KGaA	4,803	374,399
Infineon Technologies AG	58,430	2,690,027
Knorr-Bremse AG	3,246	320,589
Merck KGaA	5,782	1,487,460
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,268	1,850,368
SAP SE	46,720	6,575,350
Siemens AG	34,225	5,927,865
Siemens Energy AG *	17,878	456,144
Siemens Healthineers AG ~	12,616	940,639
Volkswagen AG	1,447	423,007
Vonovia SE	33,005	1,818,647

		52,423,392

Hong Kong - 2.2%
AIA Group Ltd.	541,200	5,462,245
CK Asset Holdings Ltd.	89,562	564,954
CK Infrastructure Holdings Ltd.	29,500	187,951
CLP Holdings Ltd.	73,500	742,701
Hang Seng Bank Ltd.	34,200	626,255
Henderson Land Development Co. Ltd.	66,000	281,528
Hong Kong & China Gas Co. Ltd.	500,150	780,116
Hong Kong Exchanges & Clearing Ltd.	53,900	3,152,286
Jardine Matheson Holdings Ltd.	9,700	533,380
Link REIT	95,858	844,439
MTR Corp. Ltd.	69,500	373,080
Sun Hung Kai Properties Ltd.	58,500	709,853
Swire Properties Ltd.	51,200	128,352
Techtronic Industries Co. Ltd.	61,500	1,225,996

		15,613,136

	Shares	Value
Ireland - 0.6%
CRH PLC	34,851	$1,845,013
Flutter Entertainment PLC *	7,455	1,180,228
Kerry Group PLC Class A	7,116	918,075

		3,943,316

Israel - 0.1%
Check Point Software Technologies Ltd. *	4,752	553,893
Wix.com Ltd. *	2,515	396,842

		950,735

Italy - 1.6%
Assicurazioni Generali SpA	49,526	1,046,718
Enel SpA	363,845	2,909,333
Eni SpA	112,919	1,569,323
Ferrari NV	5,639	1,451,512
Intesa Sanpaolo SpA	738,949	1,908,648
Snam SpA	90,032	542,278
UniCredit SpA	95,353	1,465,704

		10,893,516

Japan - 19.2%
Aeon Co. Ltd.	29,200	688,132
Ajinomoto Co., Inc.	20,900	636,240
Asahi Group Holdings Ltd.	20,400	794,147
Asahi Kasei Corp.	56,100	528,481
Astellas Pharma, Inc.	83,300	1,355,752
Bandai Namco Holdings, Inc.	8,900	695,877
Bridgestone Corp.	25,500	1,094,783
Canon, Inc.	44,800	1,092,836
Central Japan Railway Co.	6,500	864,968
Chugai Pharmaceutical Co. Ltd.	30,000	977,880
Dai-ichi Life Holdings, Inc.	45,000	907,649
Daiichi Sankyo Co. Ltd.	78,400	1,995,391
Daikin Industries Ltd.	11,100	2,514,363
Daiwa House Industry Co. Ltd.	25,300	727,099
Denso Corp.	19,400	1,607,694
East Japan Railway Co.	13,500	829,919
Eisai Co. Ltd.	10,600	601,739
ENEOS Holdings, Inc.	137,300	512,927
FANUC Corp.	8,600	1,828,032
Fast Retailing Co. Ltd.	2,600	1,477,956
FUJIFILM Holdings Corp.	16,100	1,193,561
Fujitsu Ltd.	8,800	1,512,073
Hitachi Ltd.	43,300	2,345,705
Honda Motor Co. Ltd.	72,900	2,074,058
Hoya Corp.	16,500	2,448,463
ITOCHU Corp.	53,200	1,627,594
Japan Post Bank Co. Ltd.	18,400	168,666
Japan Post Holdings Co. Ltd.	109,600	853,814
Japan Tobacco, Inc.	53,700	1,084,307
Kao Corp.	21,200	1,110,335
KDDI Corp.	72,200	2,111,395
Keyence Corp.	8,700	5,470,195
Kirin Holdings Co. Ltd.	36,800	592,733
Komatsu Ltd.	39,200	916,731
Kubota Corp.	46,000	1,022,858
Kyocera Corp.	14,400	900,375
Kyowa Kirin Co. Ltd.	12,100	329,915
M3, Inc.	19,700	993,301
Makita Corp.	10,100	428,742
Marubeni Corp.	70,000	682,010
Mitsubishi Corp.	56,500	1,794,050
Mitsubishi Electric Corp.	81,700	1,037,021
Mitsubishi Estate Co. Ltd.	52,900	733,854
Mitsubishi UFJ Financial Group, Inc.	546,900	2,976,380
Mitsui & Co. Ltd.	69,800	1,654,111
Mitsui Fudosan Co. Ltd.	41,000	812,652
Mizuho Financial Group, Inc.	107,900	1,370,465

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
MS&AD Insurance Group Holdings, Inc.	19,900	$612,767
Murata Manufacturing Co. Ltd.	25,700	2,049,895
NEC Corp.	11,000	508,637
Nexon Co. Ltd.	22,100	427,331
Nidec Corp.	20,000	2,365,886
Nintendo Co. Ltd.	5,000	2,339,285
Nippon Paint Holdings Co. Ltd.	31,800	347,281
Nippon Telegraph & Telephone Corp.	57,600	1,575,260
Nissan Motor Co. Ltd. *	103,900	500,439
Nitori Holdings Co. Ltd.	3,600	538,457
Nomura Holdings, Inc.	137,400	598,466
Nomura Research Institute Ltd.	15,000	641,262
NTT Data Corp.	28,200	604,924
Obic Co. Ltd.	3,100	580,162
Olympus Corp.	49,400	1,137,545
Omron Corp.	8,300	827,073
Oriental Land Co. Ltd.	8,900	1,500,781
ORIX Corp.	54,600	1,114,286
Otsuka Holdings Co. Ltd.	17,500	636,666
Panasonic Corp.	98,800	1,086,087
Rakuten Group, Inc. *	38,800	389,290
Recruit Holdings Co. Ltd.	60,700	3,693,940
Renesas Electronics Corp. *	56,200	698,043
Secom Co. Ltd.	9,400	653,171
Sekisui House Ltd.	27,600	593,834
Seven & i Holdings Co. Ltd.	33,700	1,482,395
SG Holdings Co. Ltd.	14,300	335,313
Shimano, Inc.	3,300	878,854
Shin-Etsu Chemical Co. Ltd.	15,800	2,742,491
Shionogi & Co. Ltd.	11,800	830,087
Shiseido Co. Ltd.	17,900	998,578
SMC Corp.	2,600	1,757,231
SoftBank Corp.	128,500	1,623,028
SoftBank Group Corp.	54,000	2,588,767
Sompo Holdings, Inc.	14,200	598,866
Sony Group Corp.	56,400	7,122,089
Subaru Corp.	27,500	491,365
Sumitomo Corp.	50,400	745,889
Sumitomo Mitsui Financial Group, Inc.	58,400	1,994,201
Sumitomo Mitsui Trust Holdings, Inc.	15,100	504,919
Sumitomo Realty & Development Co. Ltd.	13,800	406,835
Suntory Beverage & Food Ltd.	6,200	224,520
Suzuki Motor Corp.	16,500	636,287
Sysmex Corp.	7,500	1,012,361
Takeda Pharmaceutical Co. Ltd.	70,800	1,933,427
Terumo Corp.	28,900	1,220,753
Tokio Marine Holdings, Inc.	28,100	1,564,317
Tokyo Electron Ltd.	6,700	3,856,335
Toshiba Corp.	18,300	753,016
Toyota Industries Corp.	6,600	527,953
Toyota Motor Corp.	474,500	8,769,987
Toyota Tsusho Corp.	9,500	437,919
Unicharm Corp.	18,000	783,129
Z Holdings Corp.	119,900	691,822

		133,510,731

Luxembourg - 0.1%
ArcelorMittal SA	30,034	963,450

Macau - 0.1%
Galaxy Entertainment Group Ltd. *	97,000	503,197
Sands China Ltd. *	108,800	252,503

		755,700

Netherlands - 5.3%
Adyen NV * ~	886	2,325,750
Akzo Nobel NV	8,386	921,327
ASML Holding NV	18,492	14,812,459
Heineken Holding NV	5,151	474,947

	Shares	Value
Heineken NV	11,595	$1,304,898
ING Groep NV	174,655	2,428,229
Koninklijke Ahold Delhaize NV	46,773	1,605,078
Koninklijke DSM NV	7,819	1,760,888
Koninklijke Philips NV	41,045	1,519,141
Royal Dutch Shell PLC Class A	183,962	4,031,417
Royal Dutch Shell PLC Class B	164,273	3,606,871
Universal Music Group	32,447	915,395
Wolters Kluwer NV	11,968	1,408,644

		37,115,044

New Zealand - 0.1%
Xero Ltd. *	5,981	612,210

Norway - 0.4%
DNB Bank ASA	41,617	951,936
Equinor ASA	43,722	1,157,728
Telenor ASA	31,343	492,682

		2,602,346

Portugal - 0.1%
EDP - Energias de Portugal SA	123,979	681,054

Saudi Arabia - 0.1%
Delivery Hero SE * ~	7,248	802,285

Singapore - 0.9%
DBS Group Holdings Ltd.	81,054	1,963,043
Oversea-Chinese Banking Corp. Ltd.	151,457	1,281,894
Singapore Telecommunications Ltd.	369,100	635,398
STMicroelectronics NV	30,555	1,502,540
United Overseas Bank Ltd.	52,800	1,054,507

		6,437,382

South Africa - 0.3%
Anglo American PLC	57,815	2,378,059

Spain - 2.2%
Aena SME SA * ~	3,355	528,359
Amadeus IT Group SA *	20,155	1,363,772
Banco Bilbao Vizcaya Argentaria SA	298,299	1,769,205
Banco Santander SA	775,743	2,576,302
CaixaBank SA (SIBE)	198,255	541,561
Cellnex Telecom SA ~	22,790	1,320,170
EDP Renovaveis SA	12,947	321,959
Endesa SA	14,190	326,674
Ferrovial SA	21,953	686,551
Iberdrola SA	256,294	3,034,515
Industria de Diseno Textil SA	48,798	1,573,737
Naturgy Energy Group SA	8,793	285,994
Telefonica SA	235,737	1,022,204

		15,351,003

Sweden - 2.8%
Assa Abloy AB Class B	44,844	1,366,889
Atlas Copco AB Class A	30,038	2,075,651
Atlas Copco AB Class B	17,465	1,025,898
EQT AB	13,237	717,578
Essity AB Class B	27,215	887,884
Evolution AB ~	7,699	1,088,184
H & M Hennes & Mauritz AB Class B	32,672	641,093
Hexagon AB Class B	88,150	1,396,344
Investor AB Class A	22,304	586,766
Investor AB Class B	81,522	2,045,657
Sandvik AB	50,507	1,407,808
Skandinaviska Enskilda Banken AB Class A	72,806	1,010,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
Svenska Handelsbanken AB Class A	65,256	$705,283
Swedbank AB Class A	40,514	814,162
Telefonaktiebolaget LM Ericsson Class B	130,583	1,436,810
Telia Co. AB	118,818	464,693
Volvo AB Class A	9,106	213,604
Volvo AB Class B	63,818	1,475,886

		19,360,996

Switzerland - 10.1%
ABB Ltd.	73,469	2,800,107
Alcon, Inc.	22,353	1,971,654
Chocoladefabriken Lindt & Spruengli AG	52	1,322,004
Cie Financiere Richemont SA Class A	23,353	3,489,751
Credit Suisse Group AG	118,574	1,149,648
Givaudan SA	413	2,166,847
Holcim Ltd.	23,416	1,190,915
Kuehne + Nagel International AG	2,431	782,921
Lonza Group AG	3,331	2,773,350
Nestle SA	125,926	17,581,447
Novartis AG	98,012	8,612,508
Partners Group Holding AG	1,015	1,675,571
Roche Holding AG	32,862	13,680,382
Schindler Holding AG	2,721	729,311
SGS SA	268	893,431
Sika AG	6,342	2,635,844
Swisscom AG	1,158	653,256
UBS Group AG (XVTX)	157,346	2,824,248
Zurich Insurance Group AG	6,730	2,948,272

		69,881,467

Taiwan - 0.2%
Sea Ltd. ADR *	6,164	1,378,948

United Arab Emirates - 0.0%
NMC Health PLC *	4,009	80

United Kingdom - 10.3%
Ashtead Group PLC	20,018	1,613,742
Associated British Foods PLC	15,997	437,901
AstraZeneca PLC	69,306	8,092,816
Aviva PLC	175,004	975,502
BAE Systems PLC	143,871	1,072,874
Barclays PLC	757,305	1,929,053
BP PLC	900,190	4,033,410
British American Tobacco PLC	97,525	3,621,270
BT Group PLC	399,308	918,608
CK Hutchison Holdings Ltd.	120,500	775,830
Coca-Cola Europacific Partners PLC	9,174	513,102
Compass Group PLC *	79,817	1,796,975
Diageo PLC	104,413	5,708,889
Experian PLC	41,250	2,031,804
GlaxoSmithKline PLC	225,111	4,901,286
HSBC Holdings PLC	913,857	5,519,019
Imperial Brands PLC	42,330	927,653
Legal & General Group PLC	267,105	1,078,648
Lloyds Banking Group PLC	3,175,462	2,062,117
London Stock Exchange Group PLC	14,717	1,384,430
National Grid PLC	161,776	2,332,694
Natwest Group PLC	257,679	789,094
Prudential PLC	117,025	2,023,695
Reckitt Benckiser Group PLC	31,951	2,750,457
RELX PLC	86,526	2,824,806
SSE PLC	46,654	1,042,958
Standard Chartered PLC	117,748	716,000
Tesco PLC	345,850	1,361,637
Unilever PLC	116,104	6,228,567
Vodafone Group PLC	1,237,076	1,863,328

		71,328,165

	Shares	Value
United States - 1.2%
Brookfield Renewable Corp. Class A	5,750	$211,599
Schneider Electric SE	24,185	4,754,660
Stellantis NV	91,066	1,719,196
Swiss Re AG	13,489	1,331,546

		8,017,001

Total Common Stocks (Cost $566,013,601)		678,611,200

	Principal Amount
SHORT-TERM INVESTMENT - 1.3%
Repurchase Agreement - 1.3%
Fixed Income Clearing Corp. 0.000% due 01/03/22 (Dated 12/31/21, repurchase price of $9,080,059; collateralized by U.S. Treasury Notes: 0.125% due 07/15/30 and value $9,261,675)	$9,080,059	9,080,059

Total Short-Term Investment (Cost $9,080,059)		9,080,059

TOTAL INVESTMENTS - 99.4% (Cost $578,868,968)		691,645,128

DERIVATIVES - 0.1%		271,342

OTHER ASSETS & LIABILITIES, NET - 0.5%		3,686,254

NET ASSETS - 100.0%		$695,602,724

Notes to Schedule of Investments

(a)	As of December 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.9%
Financial	21.8%
Consumer, Cyclical	12.8%
Industrial	12.7%
Technology	6.3%
Communications	5.8%
Basic Materials	5.7%
Energy	5.1%
Others (each less than 3.0%)	4.3%

99.4%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of December 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	19.2%
Canada	10.7%
Switzerland	10.1%
United Kingdom	10.3%
France	9.8%
Germany	8.2%
Australia	6.8%
Netherlands	5.3%
Others (each less than 3.0%)	19.0%

99.4%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2021

(c)	Open futures contracts outstanding as of December 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/22	98	$11,128,004	$11,376,820	$248,816
S&P/TSX 60 Index	03/22	6	1,192,605	1,215,131	22,526

Total Futures Contracts					$271,342

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:

		Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$3,953,869	$-	$3,953,869	$-
	Common Stocks
	Australia	47,355,604	-	47,355,604	-
	Austria	342,772	-	342,772	-
	Belgium	4,225,557	-	4,225,557	-
	Brazil	867,442	867,442	-	-
	Canada	74,717,661	74,717,661	-	-
	China	4,469,176	-	4,469,176	-
	Denmark	16,152,065	-	16,152,065	-
	Finland	7,044,613	-	7,044,613	-
	France	68,436,294	-	68,436,294	-
	Germany	52,423,392	703,812	51,719,580	-
	Hong Kong	15,613,136	-	15,613,136	-
	Ireland	3,943,316	-	3,943,316	-
	Israel	950,735	950,735	-	-
	Italy	10,893,516	-	10,893,516	-
	Japan	133,510,731	-	133,510,731	-
	Luxembourg	963,450	-	963,450	-
	Macau	755,700	-	755,700	-
	Netherlands	37,115,044	915,395	36,199,649	-
	New Zealand	612,210	-	612,210	-
	Norway	2,602,346	-	2,602,346	-
	Portugal	681,054	-	681,054	-
	Saudi Arabia	802,285	-	802,285	-
	Singapore	6,437,382	-	6,437,382	-
	South Africa	2,378,059	-	2,378,059	-
	Spain	15,351,003	-	15,351,003	-
	Sweden	19,360,996	-	19,360,996	-
	Switzerland	69,881,467	1,322,004	68,559,463	-
	Taiwan	1,378,948	1,378,948	-	-
	United Arab Emirates	80	-	80	-
	United Kingdom	71,328,165	513,102	70,815,063	-
	United States	8,017,001	211,599	7,805,402	-

	Total Common Stocks	678,611,200	81,580,698	597,030,502	-

	Short-Term Investment	9,080,059	-	9,080,059	-
	Derivatives:
	Equity Contracts
	Futures	271,342	271,342	-	-

	Total	$691,916,470	$81,852,040	$610,064,430	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-303 and B-304

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2021

Explanation of Symbols:
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2021. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2021.
µ	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
◇	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2021.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3).
f	All or a portion of this senior loan is unfunded as of December 31, 2021. The interest rate for fully unfunded terms loans is to be determined.

Counterparty and Exchange Abbreviations:
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
CBOE	Chicago Board of Options Exchange
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MSC	Morgan Stanley
OCC	Options Clearing Corp
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS

Reference Rate Abbreviations:
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
US FED	United States Federal Reserve Bank Rate
UST	United State Treasury Rate

Payment Frequency Abbreviations:
A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

December 31, 2021

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
NY	New York Shares
PIK	Payment In Kind
PIPE	Private Investment in Public Equity
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
SPAC	Special Purpose Acquisition Company

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The sectors and countries (based on country of risk) listed in the Schedules of Investments are obtained from a third-party source that is not affiliated with the Trust or the investment adviser, and are believed to be reliable. Sector names, country names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio
ASSETS
Investments, at value (excluding derivatives)	$612,273,001	$4,612,170,242	$390,257,019	$1,286,263,347	$742,214,594	$1,246,376,610
Repurchase agreements, at value	41,487,273	11,123,199	9,590,939	14,136,273	2,202,929	43,237,478
Cash	-	17,226,391	-	-	436,879	223,775
Cash (segregated for derivative investments)	-	16,227,113	-	-	2,322,000	-
Foreign currency held, at value	-	50,816,857	-	-	2,712,183	-
Receivables:
Dividends and interest	3,263,835	31,246,849	1,994,239	19,404,292	1,642,664	4,767,919
Fund shares sold	22,412	110,276	5,666	14,683	390,822	23,789
Securities sold	2,361,507	11,535,154	18,093,269	18,829	301,284,923	7,599,292
Swap agreements	-	-	-	-	487	-
Variation margin on swap agreements	-	32,934,905	-	-	477,298	-
Forward foreign currency contracts appreciation	-	6,654,942	-	-	712,924	-
Outstanding purchased options, at value	-	1,049,242	-	-	1,035,756	-
Swap premiums paid	-	64,849	-	-	-	-
Prepaid expenses and other assets	535	3,910	333	1,097	43,740	1,061
Total Assets	659,408,563	4,791,163,929	419,941,465	1,319,838,521	1,055,477,199	1,302,229,924
LIABILITIES
Payables:
Fund shares redeemed	507	14,677	17,322	847,755	100,381	-
Securities purchased	21,744,570	76,503,161	20,403,831	-	58,574,650	46,384,940
Sale-buyback financing transactions	-	-	-	-	415,057,951	-
Reverse repurchase agreements	-	-	-	-	34,537,500	-
Due to broker	-	-	-	-	565,000	-
Swap agreements	-	2,128	-	-	-	-
Variation margin on futures contracts	-	8,297,042	-	-	167,596	-
Accrued advisory fees	271,290	1,583,049	202,470	446,598	183,313	428,211
Accrued service fees	2,057	24,698	11,792	15,482	14,596	47
Accrued support service expenses	10,276	74,668	6,340	20,865	8,652	20,310
Accrued custodian and portfolio accounting fees	36,570	265,781	48,715	43,258	38,385	44,268
Accrued shareholder report expenses	2,783	21,986	3,875	6,367	3,063	3,065
Accrued trustees’ fees and deferred compensation	11,251	148,081	25,205	47,906	34,146	12,602
Accrued foreign capital gains tax	-	75,829	-	-	-	-
Accrued dividends and interest	-	52	-	-	1,043	-
Accrued other	18,252	125,718	64,191	37,309	15,929	33,659
Forward foreign currency contracts depreciation	-	4,299,761	-	-	874,820	-
Outstanding options written, at value	-	1,476,807	-	-	1,224,137	-
Swap agreements depreciation	-	1,987,371	-	-	-	-
Total Liabilities	22,097,556	94,900,809	20,783,741	1,465,540	511,401,162	46,927,102
NET ASSETS	$637,311,007	$4,696,263,120	$399,157,724	$1,318,372,981	$544,076,037	$1,255,302,822
NET ASSETS CONSIST OF:
Paid-in capital	$522,468,913	$3,191,604,086	$279,089,479	$819,404,498	$485,399,442	$1,252,598,124
Undistributed/accumulated earnings (deficit)	114,842,094	1,504,659,034	120,068,245	498,968,483	58,676,595	2,704,698
NET ASSETS	$637,311,007	$4,696,263,120	$399,157,724	$1,318,372,981	$544,076,037	$1,255,302,822
Class I Shares:
Net Assets	$47,044,203	$564,740,882	$269,774,345	$351,557,086	$335,606,660	$1,093,792
Shares outstanding, $.001 par value (unlimited shares authorized)	3,713,572	47,299,078	19,561,036	35,547,974	25,411,914	109,587
Net Asset Value Per Share	$12.67	$11.94	$13.79	$9.89	$13.21	$9.98
Class P Shares:
Net Assets	$590,266,804	$4,131,522,238	$129,383,379	$966,815,895	$208,469,377	$1,254,209,030
Shares outstanding, $.001 par value (unlimited shares authorized)	45,978,732	255,004,817	9,222,879	88,829,393	13,827,559	125,617,785
Net Asset Value Per Share	$12.84	$16.20	$14.03	$10.88	$15.08	$9.98

Investments, at cost (excluding derivatives)	$606,394,943	$4,512,650,056	$387,567,638	$1,235,229,160	$694,325,219	$1,255,734,091
Repurchase agreements, at cost	41,487,273	11,123,199	9,590,939	14,136,273	2,202,929	43,237,478
Foreign currency held, at cost	-	51,383,875	-	-	3,479,434	-
Outstanding purchased options, at cost	-	1,078,033	-	-	576,730	-
Premiums received from outstanding options written	-	1,700,510	-	-	874,922	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$3,007,385,685	$1,424,709,115	$460,993,451	$1,785,041,797	$4,475,986,821	$827,692,365
Repurchase agreements, at value	8,356,746	20,012,471	71,059,109	62,828,191	31,138,294	16,380,880
Cash	29,114,892	651,433	9,427,292	95,928	192,544	-
Cash (segregated for derivative investments)	7,637,000	-	10,720,000	-	1,638,400	-
Foreign currency held, at value	11,356,454	41	2,027,963	-	-	-
Receivables:
Dividends and interest	13,495,703	5,727,158	7,037,524	2,028,975	2,784,565	150,558
Fund shares sold	4,425,187	283,020	35,276	17,831	523,888	22,796
Securities sold	299,339,858	12,841,490	-	-	-	-
Swap agreements	4,445	-	-	-	-	-
Variation margin on futures contracts	317,067	-	835,987	-	-	-
Forward foreign currency contracts appreciation	2,440,498	-	1,510,378	-	-	-
Swap premiums paid	-	-	3,038,048	-	-	-
Swap agreements appreciation	76,227	-	51,562	-	-	-
Prepaid expenses and other assets	2,345	1,222	489	1,527	3,646	716
Total Assets	3,383,952,107	1,464,225,950	566,737,079	1,850,014,249	4,512,268,158	844,247,315
LIABILITIES
Payables:
Fund shares redeemed	3,488	800	142	2,155,245	1,070,941	15,367
Securities purchased	590,379,594	27,274,955	3,256,630	-	-	-
Due to broker	2,514,000	-	-	-	-	-
Swap agreements	-	-	63	-	-	-
Variation margin on futures contracts	-	632,927	-	-	96,943	-
Variation margin on swap agreements	24,623,801	-	1,964,629	-	-	-
Accrued advisory fees	903,558	488,938	348,722	999,436	180,636	506,580
Accrued service fees	37,998	21,952	3,968	28,236	171,942	15,263
Accrued support service expenses	44,545	23,123	8,904	28,438	69,884	13,155
Accrued custodian and portfolio accounting fees	112,657	58,028	57,063	45,620	98,289	27,895
Accrued shareholder report expenses	15,514	7,934	4,450	7,007	17,839	2,330
Accrued trustees’ fees and deferred compensation	135,413	64,773	18,544	52,303	128,462	12,804
Accrued foreign capital gains tax	-	-	20,359	-	-	-
Accrued dividends and interest	73,767	-	-	-	-	3
Accrued other	77,276	40,704	15,484	49,589	115,009	21,683
Forward foreign currency contracts depreciation	5,219,774	-	1,601,824	-	-	-
Outstanding options written, at value	881,154	-	-	-	-	-
Swap premiums received	284,348	-	564,101	-	-	-
Swap agreements depreciation	162,066	-	574,241	-	-	-
Total Liabilities	625,468,953	28,614,134	8,439,124	3,365,874	1,949,945	615,080
NET ASSETS	$2,758,483,154	$1,435,611,816	$558,297,955	$1,846,648,375	$4,510,318,213	$843,632,235
NET ASSETS CONSIST OF:
Paid-in capital	$1,765,702,361	$1,300,269,089	$460,484,230	$506,912,560	$250,337,376	$643,812,568
Undistributed/accumulated earnings (deficit)	992,780,793	135,342,727	97,813,725	1,339,735,815	4,259,980,837	199,819,667
NET ASSETS	$2,758,483,154	$1,435,611,816	$558,297,955	$1,846,648,375	$4,510,318,213	$843,632,235
Class I Shares:
Net Assets	$871,591,883	$501,191,639	$90,597,703	$649,523,008	$3,929,164,405	$347,239,485
Shares outstanding, $.001 par value (unlimited shares authorized)	59,052,736	46,814,605	7,420,090	17,610,507	32,992,603	5,508,009
Net Asset Value Per Share	$14.76	$10.71	$12.21	$36.88	$119.09	$63.04
Class P Shares:
Net Assets	$1,886,891,271	$934,420,177	$467,700,252	$1,197,125,367	$581,153,808	$496,392,750
Shares outstanding, $.001 par value (unlimited shares authorized)	115,262,209	83,461,604	37,591,710	29,404,167	4,696,765	7,697,397
Net Asset Value Per Share	$16.37	$11.20	$12.44	$40.71	$123.73	$64.49

Investments, at cost (excluding derivatives)	$2,946,971,071	$1,420,406,994	$495,605,827	$1,041,553,461	$2,157,842,861	$646,424,540
Repurchase agreements, at cost	8,356,746	20,012,471	71,059,109	62,828,191	31,138,294	16,380,880
Foreign currency held, at cost	10,609,203	40	2,002,180	-	-	-
Premiums received from outstanding options written	1,042,038	-	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Growth Portfolio	Hedged Equity Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio
ASSETS
Investments, at value (excluding derivatives)	$2,216,766,504	$57,418,054	$1,224,586,546	$1,319,592,859	$1,110,642,096	$813,137,591
Repurchase agreements, at value	3,646,477	4,160,800	1,881,662	16,116,544	2,693,795	1,217,603
Cash	-	-	258	283,807	159	-
Cash (segregated for derivative investments)	-	252,000	-	-	-	-
Foreign currency held, at value	-	-	-	-	2,207	-
Receivables:
Dividends and interest	505,585	44,703	203,476	2,289,318	306,761	286,649
Fund shares sold	17,998	229,492	35,731	70	168	7,249
Securities sold	-	4,646,005	-	7,415,283	-	2,121,438
Due from adviser	-	12,697	-	-	-	-
Outstanding purchased options, at value	-	1,056,480	-	-	-	-
Prepaid expenses and other assets	1,856	34	1,054	1,109	919	697
Total Assets	2,220,938,420	67,820,265	1,226,708,727	1,345,698,990	1,113,646,105	816,771,227
LIABILITIES
Payables:
Fund shares redeemed	660,982	352	58,923	1,083,545	649,513	58,294
Securities purchased	-	7,201,273	-	-	-	-
Due to custodian	-	158,559	-	-	-	-
Variation margin on futures contracts	-	15,561	-	-	-	-
Accrued advisory fees	1,029,594	28,544	683,731	681,673	419,250	439,767
Accrued service fees	44,008	2,551	20,244	20,495	31,309	19,929
Accrued support service expenses	34,833	836	19,162	20,761	17,258	12,530
Accrued custodian and portfolio accounting fees	56,454	19,249	35,684	34,665	30,794	25,202
Accrued shareholder report expenses	9,346	1,330	6,762	7,085	5,643	4,944
Accrued trustees’ fees and deferred compensation	73,736	341	51,142	74,182	75,635	37,006
Accrued dividends and interest	41	-	7	-	-	-
Accrued offering expenses	-	14,403	-	-	-	-
Accrued other	60,728	2,178	35,532	37,976	57,566	23,057
Outstanding options written, at value	-	1,047,800	-	-	-	-
Total Liabilities	1,969,722	8,492,977	911,187	1,960,382	1,286,968	620,729
NET ASSETS	$2,218,968,698	$59,327,288	$1,225,797,540	$1,343,738,608	$1,112,359,137	$816,150,498
NET ASSETS CONSIST OF:
Paid-in capital	$203,163,967	$57,350,784	($726,490,941)	($945,029,273)	$665,112	$1,673,038,880
Undistributed/accumulated earnings (deficit)	2,015,804,731	1,976,504	1,952,288,481	2,288,767,881	1,111,694,025	(856,888,382)
NET ASSETS	$2,218,968,698	$59,327,288	$1,225,797,540	$1,343,738,608	$1,112,359,137	$816,150,498
Class I Shares:
Net Assets	$999,552,476	$58,693,862	$460,251,444	$469,171,169	$715,345,980	$457,507,606
Shares outstanding, $.001 par value (unlimited shares authorized)	15,400,787	5,561,684	18,680,512	13,639,533	10,417,894	13,386,120
Net Asset Value Per Share	$64.90	$10.55	$24.64	$34.40	$68.67	$34.18
Class P Shares:
Net Assets	$1,219,416,222	$633,426	$765,546,096	$874,567,439	$397,013,157	$358,642,892
Shares outstanding, $.001 par value (unlimited shares authorized)	17,306,656	59,935	26,236,827	23,032,840	5,164,189	8,467,064
Net Asset Value Per Share	$70.46	$10.57	$29.18	$37.97	$76.88	$42.36

Investments, at cost (excluding derivatives)	$1,255,298,966	$52,690,689	$751,779,535	$830,049,619	$799,551,689	$697,772,710
Repurchase agreements, at cost	3,646,477	4,160,800	1,881,662	16,116,544	2,693,795	1,217,603
Foreign currency held, at cost	-	-	-	-	2,236	-
Outstanding purchased options, at cost	-	1,056,852	-	-	-	-
Premiums received from outstanding options written	-	1,044,204	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,278,105,685	$855,375,722	$470,538,217	$271,424,924	$845,420,658	$627,480,735
Repurchase agreements, at value	15,288,401	10,677,455	6,591,374	10,689,496	8,918,724	7,125,153
Cash	-	-	2,891	12,183	774,597	4,172
Cash (segregated for derivative investments)	-	-	102,800	-	557,600	-
Foreign currency held, at value	-	-	-	-	1,459	-
Receivables:
Dividends and interest	177,530	858,541	498,663	135,844	665,575	382,236
Fund shares sold	30,973	3,737	54,921	90,012	95,942	85,340
Securities sold	-	678,496	147,374	-	156,046	98,776
Outstanding purchased options, at value	6,438	-	-	-	-	-
Prepaid expenses and other assets	1,087	709	375	254	719	481
Total Assets	1,293,610,114	867,594,660	477,936,615	282,352,713	856,591,320	635,176,893
LIABILITIES
Payables:
Fund shares redeemed	138,447	964,647	85,913	21,727	73,482	183,952
Securities purchased	-	-	50,143	-	725	355,879
Variation margin on futures contracts	-	-	3,512	-	19,528	-
Accrued advisory fees	723,876	502,432	257,194	141,786	213,613	393,850
Accrued service fees	23,777	6,615	4,979	8,935	29,430	11,742
Accrued support service expenses	19,727	13,197	7,296	4,449	13,112	9,703
Accrued custodian and portfolio accounting fees	35,329	25,467	29,948	14,393	33,368	21,259
Accrued shareholder report expenses	5,278	5,374	1,804	1,253	4,254	2,553
Accrued trustees’ fees and deferred compensation	33,666	29,468	16,620	13,992	35,468	19,516
Accrued dividends and interest	-	-	-	5	-	-
Accrued other	34,375	23,850	16,147	9,240	38,153	16,977
Outstanding options written, at value	1,950,999	-	-	-	-	-
Total Liabilities	2,965,474	1,571,050	473,556	215,780	461,133	1,015,431
NET ASSETS	$1,290,644,640	$866,023,610	$477,463,059	$282,136,933	$856,130,187	$634,161,462
NET ASSETS CONSIST OF:
Paid-in capital	($16,924,713)	($550,854,576)	($8,771,610)	$84,373,717	$174,493,429	$198,117,537
Undistributed/accumulated earnings (deficit)	1,307,569,353	1,416,878,186	486,234,669	197,763,216	681,636,758	436,043,925
NET ASSETS	$1,290,644,640	$866,023,610	$477,463,059	$282,136,933	$856,130,187	$634,161,462
Class I Shares:
Net Assets	$541,746,457	$152,212,705	$114,214,223	$204,086,353	$671,321,177	$270,629,155
Shares outstanding, $.001 par value (unlimited shares authorized)	16,903,356	5,552,963	3,781,113	6,103,264	19,053,919	8,780,465
Net Asset Value Per Share	$32.05	$27.41	$30.21	$33.44	$35.23	$30.82
Class P Shares:
Net Assets	$748,898,183	$713,810,905	$363,248,836	$78,050,580	$184,809,010	$363,532,307
Shares outstanding, $.001 par value (unlimited shares authorized)	21,192,818	17,506,947	9,168,420	1,968,442	5,146,015	9,631,481
Net Asset Value Per Share	$35.34	$40.77	$39.62	$39.65	$35.91	$37.74

Investments, at cost (excluding derivatives)	$830,400,324	$590,518,552	$439,936,727	$260,435,892	$618,142,423	$537,023,807
Repurchase agreements, at cost	15,288,401	10,677,455	6,591,374	10,689,496	8,918,724	7,125,153
Foreign currency held, at cost	-	-	-	-	1,501	-
Outstanding purchased options, at cost	119,116	-	-	-	-	-
Premiums received from outstanding options written	1,140,296	-	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Growth Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,165,559,416	$1,032,722,763	$1,337,316,800	$711,926,663	$1,285,586,556	$260,698,491
Repurchase agreements, at value	14,131,593	18,715,277	38,342,999	-	10,207,162	8,097,193
Cash	18,712	222,197	175,976	-	213	-
Foreign currency held, at value	-	-	846,738	654,266	36,682	535,156
Receivables:
Dividends and interest	2,426,034	829,879	1,055,749	397,851	10,263,584	1,320,956
Fund shares sold	2,588	40,298	231,689	1,758	23,667	1,158
Securities sold	-	204,146	403,346	624,038	-	-
Prepaid expenses and other assets	985	874	1,221	99	1,400	956
Total Assets	1,182,139,328	1,052,735,434	1,378,374,518	713,604,675	1,306,119,264	270,653,910
LIABILITIES
Payables:
Fund shares redeemed	1,321,478	1,101,339	6,756	119,398	836,097	4,234
Securities purchased	-	1,373,774	48,569	240,087	-	441,098
Due to custodian	-	-	-	496,973	-	-
Accrued advisory fees	625,391	576,730	927,264	421,841	816,718	186,333
Accrued service fees	11,559	4,255	18,429	23	28,784	4,106
Accrued support service expenses	18,131	16,058	21,966	10,888	20,552	4,129
Accrued custodian and portfolio accounting fees	43,987	29,541	164,103	49,965	82,427	32,243
Accrued shareholder report expenses	5,083	5,014	8,645	3,301	9,647	2,577
Accrued trustees’ fees and deferred compensation	41,574	27,680	63,461	4,323	68,127	25,817
Accrued foreign capital gains tax	-	-	7,490,128	-	1,128,950	-
Accrued dividends and interest	-	-	-	-	31	-
Accrued offering expenses	-	-	-	5,014	-	-
Accrued other	30,875	28,912	40,799	26,598	42,712	8,686
Forward foreign currency contracts depreciation	1,213,865	-	-	-	-	-
Other liabilities	-	-	349	442	-	-
Total Liabilities	3,311,943	3,163,303	8,790,469	1,378,853	3,034,045	709,223
NET ASSETS	$1,178,827,385	$1,049,572,131	$1,369,584,049	$712,225,822	$1,303,085,219	$269,944,687
NET ASSETS CONSIST OF:
Paid-in capital	$263,205,336	$30,640,437	$389,755,938	$717,978,350	($29,375,473)	($277,220,849)
Undistributed/accumulated earnings (deficit)	915,622,049	1,018,931,694	979,828,111	(5,752,528)	1,332,460,692	547,165,536
NET ASSETS	$1,178,827,385	$1,049,572,131	$1,369,584,049	$712,225,822	$1,303,085,219	$269,944,687
Class I Shares:
Net Assets	$265,095,399	$97,936,378	$424,885,944	$538,139	$660,058,489	$94,702,579
Shares outstanding, $.001 par value (unlimited shares authorized)	13,548,012	4,011,776	19,194,293	54,275	47,908,425	7,130,388
Net Asset Value Per Share	$19.57	$24.41	$22.14	$9.92	$13.78	$13.28
Class P Shares:
Net Assets	$913,731,986	$951,635,753	$944,698,105	$711,687,683	$643,026,730	$175,242,108
Shares outstanding, $.001 par value (unlimited shares authorized)	40,587,096	38,312,314	40,971,664	71,753,351	43,158,449	9,514,934
Net Asset Value Per Share	$22.51	$24.84	$23.06	$9.92	$14.90	$18.42

Investments, at cost (excluding derivatives)	$1,027,140,815	$718,597,872	$1,103,539,427	$717,191,187	$932,874,554	$262,377,391
Repurchase agreements, at cost	14,131,593	18,715,277	38,342,999	-	10,207,162	8,097,193
Foreign currency held, at cost	-	-	850,617	649,613	36,404	532,494

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	ESG Diversified Portfolio	ESG Diversified Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$838,668,469	$481,872,674	$536,899,103	$303,627,228	$13,767,080	$11,741,724
Investments in affiliated mutual funds, at value	-	-	-	-	3,183,423	1,141,476
Repurchase agreements, at value	10,897,481	16,696,412	1,383,309	6,396,382	-	-
Cash	-	481,759	3,841,320	2,731	-	-
Foreign currency held, at value	288,967	264	-	-	-	-
Receivables:
Dividends and interest	6,784,377	425,404	1,851,297	34,697	7,356	2,910
Fund shares sold	24,374	151,703	37	91,031	37,345	-
Securities sold	1,253,614	-	-	91,090	-	6
Due from adviser	-	-	-	-	6,963	8,468
Prepaid expenses and other assets	3,721	540	441	258	15	3
Total Assets	857,921,003	499,628,756	543,975,507	310,243,417	17,002,182	12,894,587
LIABILITIES
Payables:
Fund shares redeemed	3,572	3	865,213	158	987	6
Securities purchased	2,059,427	4,997,014	197,462	-	36,357	-
Due to custodian	1,648	-	-	-	-	-
Accrued advisory fees	464,848	365,412	331,904	234,495	2,837	2,150
Accrued service fees	13,699	21,577	13,245	13,624	734	558
Accrued support service expenses	13,215	7,366	8,200	4,863	261	199
Accrued custodian and portfolio accounting fees	73,623	19,317	18,340	16,006	8,717	11,197
Accrued shareholder report expenses	7,812	2,189	2,841	1,228	54	47
Accrued trustees’ fees and deferred compensation	53,801	15,059	24,241	7,618	112	79
Accrued foreign capital gains tax	176,584	-	-	-	-	-
Accrued offering expenses	-	-	-	-	17,044	5,014
Accrued other (1)	29,504	13,826	15,563	9,121	2,775	1,959
Total Liabilities	2,897,733	5,441,763	1,477,009	287,113	69,878	21,209
NET ASSETS	$855,023,270	$494,186,993	$542,498,498	$309,956,304	$16,932,304	$12,873,378
NET ASSETS CONSIST OF:
Paid-in capital	$1,572,388,570	($18,639,743)	$320,759,592	$119,587,470	$15,991,560	$12,732,571
Undistributed/accumulated earnings (deficit)	(717,365,300)	512,826,736	221,738,906	190,368,834	940,744	140,807
NET ASSETS	$855,023,270	$494,186,993	$542,498,498	$309,956,304	$16,932,304	$12,873,378
Class I Shares:
Net Assets	$312,717,114	$492,711,869	$308,201,106	$308,749,292	$16,818,652	$12,772,255
Shares outstanding, $.001 par value (unlimited shares authorized)	21,924,199	7,611,698	7,716,686	18,677,256	1,571,805	1,263,481
Net Asset Value Per Share	$14.26	$64.73	$39.94	$16.53	$10.70	$10.11
Class P Shares:
Net Assets	$542,306,156	$1,475,124	$234,297,392	$1,207,012	$113,652	$101,123
Shares outstanding, $.001 par value (unlimited shares authorized)	33,734,226	20,674	5,589,832	57,330	10,607	10,000
Net Asset Value Per Share	$16.08	$71.35	$41.91	$21.05	$10.71	$10.11

Investments, at cost (excluding derivatives)	$677,403,016	$353,116,403	$379,178,156	$191,308,227	$13,098,543	$11,808,434
Investments in affiliated mutual funds, at cost	-	-	-	-	3,199,089	1,144,861
Repurchase agreements, at cost	10,897,481	16,696,412	1,383,309	6,396,382	-	-
Foreign currency held, at cost	288,393	262	-	-	-	-

(1)	Accrued other for the ESG Diversified Growth Portfolio includes $1,604 in accrued transfer agency fees.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	PSF DFA Balanced Allocation Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio
ASSETS
Investments, at value (excluding derivatives)	$396,524,688	$-	$-	$-	$-	$-
Investments in affiliated mutual funds, at value	-	656,202,040	2,985,049,568	1,848,955,962	1,496,759,602	2,226,804,447
Receivables:
Fund shares sold	63,231	-	154,278	1,664,963	235,909	-
Securities sold	-	132,444	326,424	-	-	54,860
Prepaid expenses and other assets	314	540	2,454	1,416	1,272	1,896
Total Assets	396,588,233	656,335,024	2,985,532,724	1,850,622,341	1,496,996,783	2,226,861,203
LIABILITIES
Payables:
Fund shares redeemed	998	132,444	480,702	10,640	20,912	54,860
Securities purchased	62,233	-	-	1,654,323	214,997	-
Accrued advisory fees	66,192	140,748	664,498	441,599	127,022	188,400
Accrued distribution fees	4,291	-	-	-	-	-
Accrued service fees	17,164	28,564	129,524	79,873	65,455	97,451
Accrued support service expenses	6,140	10,278	46,554	28,029	23,968	35,432
Accrued custodian and portfolio accounting fees	11,140	11,344	11,263	11,671	13,276	13,603
Accrued shareholder report expenses	1,346	3,106	13,652	5,880	8,279	12,821
Accrued trustees’ fees and deferred compensation	4,925	14,430	60,903	27,022	48,755	75,064
Accrued other (1)	12,237	19,522	76,389	44,159	42,385	60,818
Total Liabilities	186,666	360,436	1,483,485	2,303,196	565,049	538,449
NET ASSETS	$396,401,567	$655,974,588	$2,984,049,239	$1,848,319,145	$1,496,431,734	$2,226,322,754
NET ASSETS CONSIST OF:
Paid-in capital	$288,126,773	$357,747,215	$1,433,056,820	$1,101,342,664	$508,591,667	$267,628,879
Undistributed/accumulated earnings (deficit)	108,274,794	298,227,373	1,550,992,419	746,976,481	987,840,067	1,958,693,875
NET ASSETS	$396,401,567	$655,974,588	$2,984,049,239	$1,848,319,145	$1,496,431,734	$2,226,322,754
Class D Shares:
Net Assets	$394,494,276
Shares outstanding, $.001 par value (unlimited shares authorized)	23,311,775
Net Asset Value Per Share	$16.92
Class I Shares:
Net Assets		$652,973,250	$2,961,966,284	$1,830,703,591	$1,496,200,621	$2,226,010,693
Shares outstanding, $.001 par value (unlimited shares authorized)		31,476,411	106,230,216	55,509,440	97,683,896	125,156,508
Net Asset Value Per Share		$20.74	$27.88	$32.98	$15.32	$17.79
Class P Shares:
Net Assets	$1,907,291	$3,001,338	$22,082,955	$17,615,554	$231,113	$312,061
Shares outstanding, $.001 par value (unlimited shares authorized)	112,084	144,052	788,504	531,785	15,023	17,469
Net Asset Value Per Share	$17.02	$20.84	$28.01	$33.13	$15.38	$17.86

Investments, at cost (excluding derivatives)	$336,451,651	$-	$-	$-	$-	$-
Investments in affiliated mutual funds, at cost	-	523,896,126	2,156,459,203	1,383,890,802	1,284,364,025	1,752,230,960

(1)	Accrued other for the Portfolio Optimization Moderate-Conservative Portfolio includes $41,102 in accrued audit fees.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio
ASSETS
Investments, at value (excluding derivatives)	$-	$-	$-	$237,857,608	$1,210,005,550	$536,665,268
Investments in affiliated mutual funds, at value	9,511,318,859	8,694,152,985	2,040,705,727	-	-	-
Cash	-	-	-	-	-	42,139
Cash (segregated for derivative investments)	-	-	-	-	270,000	-
Receivables:
Dividends and interest	-	-	-	1,454,289	5,000,217	7,794,640
Fund shares sold	-	911,463	-	68,995	583,534	268,307
Securities sold	6,830,116	2,106,304	1,309,324	-	3,226,077	-
Prepaid expenses and other assets	8,064	7,332	1,717	173	865	404
Total Assets	9,518,157,039	8,697,178,084	2,042,016,768	239,381,065	1,219,086,243	544,770,758
LIABILITIES
Payables:
Fund shares redeemed	6,830,116	3,017,766	1,309,324	-	-	-
Securities purchased	-	-	-	6,523,749	59,139,353	113,439
Due to custodian	-	-	-	-	4,787	-
Accrued advisory fees	803,418	731,190	170,913	32,196	138,688	76,381
Accrued service fees	416,460	380,287	89,159	-	-	-
Accrued support service expenses	150,464	136,398	31,762	3,696	18,540	8,548
Accrued custodian and portfolio accounting fees	13,744	13,219	13,261	21,677	100,078	47,962
Accrued shareholder report expenses	53,118	46,337	10,608	1,210	5,790	1,829
Accrued trustees’ fees and deferred compensation	292,943	251,924	56,308	4,761	24,555	8,356
Accrued other	248,151	223,930	54,440	6,119	28,576	13,465
Total Liabilities	8,808,414	4,801,051	1,735,775	6,593,408	59,460,367	269,980
NET ASSETS	$9,509,348,625	$8,692,377,033	$2,040,280,993	$232,787,657	$1,159,625,876	$544,500,778
NET ASSETS CONSIST OF:
Paid-in capital	$518,044,705	($328,786,386)	($92,462,632)	$210,930,865	$956,115,527	$409,539,513
Undistributed/accumulated earnings (deficit)	8,991,303,920	9,021,163,419	2,132,743,625	21,856,792	203,510,349	134,961,265
NET ASSETS	$9,509,348,625	$8,692,377,033	$2,040,280,993	$232,787,657	$1,159,625,876	$544,500,778
Class I Shares:
Net Assets	$9,507,628,268	$8,689,158,794	$2,039,104,797
Shares outstanding, $.001 par value (unlimited shares authorized)	473,375,563	384,322,561	85,342,695
Net Asset Value Per Share	$20.08	$22.61	$23.89
Class P Shares:
Net Assets	$1,720,357	$3,218,239	$1,176,196	$232,787,657	$1,159,625,876	$544,500,778
Shares outstanding, $.001 par value (unlimited shares authorized)	85,284	141,727	49,014	20,506,378	83,123,623	28,599,670
Net Asset Value Per Share	$20.17	$22.71	$24.00	$11.35	$13.95	$19.04

Investments, at cost (excluding derivatives)	$-	$-	$-	$238,627,854	$1,182,680,609	$515,596,338
Investments in affiliated mutual funds, at cost	7,079,416,155	6,129,896,487	1,372,275,726	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	PD Large- Cap Growth Index Portfolio	PD Large- Cap Value Index Portfolio	PD Mid-Cap Index Portfolio	PD Small- Cap Growth Index Portfolio	PD Small- Cap Value Index Portfolio	PD Emerging Markets Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$749,427,742	$798,139,885	$611,778,849	$148,890,775	$219,622,486	$295,365,308
Repurchase agreements, at value	1,249,098	6,331,403	7,049,992	1,363,752	2,587,012	9,267,272
Cash	188,448	111,652	379,248	266,126	335	129,033
Cash (segregated for derivative investments)	92,000	358,000	439,000	82,000	155,400	853,866
Foreign currency held, at value	-	-	-	-	-	4,183,815
Receivables:
Dividends and interest	172,367	852,273	572,878	27,074	297,672	247,603
Fund shares sold	457,928	-	-	136,208	-	-
Securities sold	-	-	-	-	68,288	-
Variation margin on futures contracts	-	-	11,816	-	-	-
Prepaid expenses and other assets	569	586	493	109	162	234
Total Assets	751,588,152	805,793,799	620,232,276	150,766,044	222,731,355	310,047,131
LIABILITIES
Payables:
Fund shares redeemed	172,637	160,183	77,613	2,051	10,662	-
Securities purchased	-	233,321	181,298	185,658	150,776	168
Variation margin on futures contracts	8,997	11,671	-	2,736	5,295	85,037
Accrued advisory fees	80,728	84,962	66,359	17,310	25,607	43,106
Accrued support service expenses	11,712	12,193	9,337	2,243	3,333	4,731
Accrued custodian and portfolio accounting fees	25,181	27,248	22,253	16,684	19,305	102,440
Accrued shareholder report expenses	3,611	3,666	1,779	400	649	1,234
Accrued trustees’ fees and deferred compensation	16,506	17,459	5,419	2,590	3,837	5,427
Accrued foreign capital gains tax	-	-	-	-	-	1,385,920
Accrued dividends and interest	-	-	-	-	-	597
Accrued other	33,257	33,804	32,806	6,645	9,019	37,528
Total Liabilities	352,629	584,507	396,864	236,317	228,483	1,666,188
NET ASSETS	$751,235,523	$805,209,292	$619,835,412	$150,529,727	$222,502,872	$308,380,943
NET ASSETS CONSIST OF:
Paid-in capital	($247,770,924)	$154,237,105	$471,995,653	$58,530,136	$109,421,564	$223,779,458
Undistributed/accumulated earnings (deficit)	999,006,447	650,972,187	147,839,759	91,999,591	113,081,308	84,601,485
NET ASSETS	$751,235,523	$805,209,292	$619,835,412	$150,529,727	$222,502,872	$308,380,943
Shares outstanding, $.001 par value (unlimited shares authorized)	9,137,845	18,563,016	45,048,992	3,185,603	6,105,708	14,780,565
Net Asset Value Per Share	$82.21	$43.38	$13.76	$47.25	$36.44	$20.86

Investments, at cost (excluding derivatives)	$385,607,877	$588,240,150	$491,875,160	$143,016,950	$206,557,556	$263,746,847
Repurchase agreements, at cost	1,249,098	6,331,403	7,049,992	1,363,752	2,587,012	9,267,272
Foreign currency held, at cost	-	-	-	-	-	4,144,821

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

PD International Large-Cap Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$682,565,069
Repurchase agreements, at value	9,080,059
Cash (segregated for derivative investments)	654,413
Foreign currency held, at value	329,101
Receivables:
Dividends and interest	3,061,582
Fund shares sold	139,351
Securities sold	105,608
Prepaid expenses and other assets	509
Total Assets	695,935,692
LIABILITIES
Payables:
Fund shares redeemed	35,721
Due to custodian	45,664
Variation margin on futures contracts	10,852
Accrued advisory fees	86,269
Accrued support service expenses	10,540
Accrued custodian and portfolio accounting fees	46,363
Accrued shareholder report expenses	3,127
Accrued trustees’ fees and deferred compensation	13,547
Accrued other (1)	80,885
Total Liabilities	332,968
NET ASSETS	$695,602,724
NET ASSETS CONSIST OF:
Paid-in capital	$397,377,353
Undistributed/accumulated earnings (deficit)	298,225,371
NET ASSETS	$695,602,724
Shares outstanding, $.001 par value (unlimited shares authorized)	28,042,145
Net Asset Value Per Share	$24.81

Investments, at cost (excluding derivatives)	$569,788,909
Repurchase agreements, at cost	9,080,059
Foreign currency held, at cost	324,236

(1)	Accrued other for the PD International Large-Cap Index Portfolio includes $63,319 accrued licensing fees.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$440,205	$645,708	$-	$37,022
Interest, net of foreign taxes withheld	16,293,986	131,976,129	19,262,713	73,158,403	28,971,914	20,140,745
Total Investment Income	16,293,986	131,976,129	19,702,918	73,804,111	28,971,914	20,177,767

EXPENSES
Advisory fees	3,201,446	18,487,883	2,686,507	5,358,832	2,086,005	4,967,043
Service fees - Class I	91,548	984,758	516,899	689,831	618,386	182
Support services expenses	38,331	281,292	25,044	80,765	31,703	72,881
Custodian fees and expenses	13,360	407,699	21,477	14,748	47,229	8,849
Portfolio accounting fees	161,550	601,775	149,012	157,619	79,746	145,220
Shareholder report expenses	5,974	44,038	4,170	12,873	4,909	7,977
Legal and audit fees	21,309	154,264	14,305	43,333	17,128	32,552
Trustees’ fees	13,626	114,667	10,301	32,935	12,923	24,950
Interest expense	3,538	246,169	1,749	9,878	152,343	12,515
Offering expenses	-	-	-	-	-	1,598
Other	14,776	83,053	12,432	30,741	15,582	15,165
Total Expenses	3,565,458	21,405,598	3,441,896	6,431,555	3,065,954	5,288,932
Advisory Fee Waiver	-	-	(206,654)	-	-	-
Net Expenses	3,565,458	21,405,598	3,235,242	6,431,555	3,065,954	5,288,932
NET INVESTMENT INCOME (LOSS)	12,728,528	110,570,531	16,467,676	67,372,556	25,905,960	14,888,835

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	7,166,657	6,643,805	5,275,361	33,225,111	3,500,288	(6,988,587)
Foreign currency transactions	-	2,104,004	-	-	505,123	-
Forward foreign currency contract transactions	-	6,844,941	-	-	3,436,071	-
Futures contract transactions	-	(60,710,747)	-	-	1,128,387	-
Purchased option transactions	-	(10,768,082)	-	-	(50,797)	-
Written option transactions	-	19,255,088	-	-	321,432	-
Swap transactions	-	36,740,154	-	-	871,181	-
Net Realized Gain (Loss)	7,166,657	109,163	5,275,361	33,225,111	9,711,685	(6,988,587)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(19,658,831)	(152,743,745)	(2,586,762)	(28,364,995)	(4,957,765)	(22,046,501)
Foreign currencies	-	(2,053,171)	-	-	(158,603)	-
Forward foreign currency contracts	-	5,230,424	-	-	1,463,687	-
Futures contracts	-	4,827,891	-	-	913,695	-
Purchased options	-	183,437	-	-	362,247	-
Swaps	-	(28,483,038)	-	-	(2,928,076)	-
Written options	-	(166,296)	-	-	(515,974)	-
Change in Net Unrealized Appreciation (Depreciation)	(19,658,831)	(173,204,498)	(2,586,762)	(28,364,995)	(5,820,789)	(22,046,501)
NET GAIN (LOSS)	(12,492,174)	(173,095,335)	2,688,599	4,860,116	3,890,896	(29,035,088)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$236,354	($62,524,804)	$19,156,275	$72,232,672	$29,796,856	($14,146,253)

Foreign taxes withheld on dividends and interest	$-	$219,792	$-	$2,799	$-	$-
Change in deferred foreign capital gains tax	-	75,829	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,009,101	$-	$-	$27,453,036	$59,170,261	$3,260,511
Interest, net of foreign taxes withheld	63,724,792	25,779,095	27,620,851	-	289	4,496
Total Investment Income	65,733,893	25,779,095	27,620,851	27,453,036	59,170,550	3,265,007

EXPENSES
Advisory fees	11,397,938	5,963,690	4,158,645	11,794,162	2,048,298	5,201,809
Service fees - Class I	1,774,271	1,038,036	174,530	1,168,320	7,116,035	647,946
Support services expenses	175,301	90,820	32,259	109,417	251,701	43,268
Custodian fees and expenses	148,482	45,044	91,775	22,156	47,839	9,807
Portfolio accounting fees	292,147	186,904	107,308	160,156	337,205	78,778
Shareholder report expenses	28,314	14,550	5,109	17,423	38,477	5,662
Legal and audit fees	93,599	47,409	57,227	57,900	142,049	25,639
Trustees’ fees	72,825	37,362	12,875	44,459	101,650	16,991
Interest expense	72,435	7,933	11,501	8,804	17,667	6,838
Other	67,097	31,349	13,489	33,829	67,555	12,232
Total Expenses	14,122,409	7,463,097	4,664,718	13,416,626	10,168,476	6,048,970
Advisory Fee Waiver	(427,423)	-	(134,042)	-	-	-
Net Expenses	13,694,986	7,463,097	4,530,676	13,416,626	10,168,476	6,048,970
NET INVESTMENT INCOME (LOSS)	52,038,907	18,315,998	23,090,175	14,036,410	49,002,074	(2,783,963)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	6,452,662	5,694,415	(10,502,874)	248,124,606	244,532,857	93,456,892
Foreign currency transactions	612,335	-	(211,782)	5,483	-	(9,079)
Forward foreign currency contract transactions	669,985	-	6,252,567	-	-	-
Futures contract transactions	(8,478,214)	1,171,380	(3,245)	-	11,234,687	-
Purchased option transactions	(39,922)	-	-	-	-	-
Written option transactions	1,051,399	-	-	-	-	-
Swap transactions	5,495,128	-	(36,666)	-	-	-
Net Realized Gain (Loss)	5,763,373	6,865,795	(4,502,000)	248,130,089	255,767,544	93,447,813

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(104,078,065)	(29,081,980)	(34,701,235)	154,404,560	729,818,955	61,093,842
Foreign currencies	(342,831)	(3)	(82,717)	(13,293)	-	(688)
Forward foreign currency contracts	8,775,447	-	(4,831,680)	-	-	-
Futures contracts	2,628,708	(698,147)	188,197	-	(786,158)	-
Short positions	42,733	-	-	-	-	-
Swaps	3,042,457	-	98,062	-	-	-
Written options	147,485	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(89,784,066)	(29,780,130)	(39,329,373)	154,391,267	729,032,797	61,093,154
NET GAIN (LOSS)	(84,020,693)	(22,914,335)	(43,831,373)	402,521,356	984,800,341	154,540,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($31,981,786)	($4,598,337)	($20,741,198)	$416,557,766	$1,033,802,415	$151,757,004

Foreign taxes withheld on dividends and interest	$18	$-	$271,411	$200,065	$49,409	$50,749
Foreign capital gains tax withheld	-	-	65,129	-	-	-
Change in deferred foreign capital gains tax	-	-	(141,830)	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Growth Portfolio	Hedged Equity Portfolio (1)	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$8,679,586	$349,718	$5,866,770	$26,058,667	$17,609,267	$9,017,349
Interest, net of foreign taxes withheld	1,373	-	-	-	382	-
Total Investment Income	8,680,959	349,718	5,866,770	26,058,667	17,609,649	9,017,349

EXPENSES
Advisory fees	12,194,744	151,744	9,233,419	8,401,850	5,049,001	5,357,247
Service fees - Class I	1,824,313	50,233	891,227	866,649	1,357,185	900,984
Support services expenses	134,075	1,620	78,755	83,357	67,536	49,257
Custodian fees and expenses	24,766	25,136	20,277	14,684	15,767	12,044
Portfolio accounting fees	188,352	29,750	122,128	127,115	92,979	86,626
Shareholder report expenses	21,362	1,432	13,115	13,794	10,937	7,918
Legal and audit fees	71,313	1,315	41,508	43,250	36,239	28,850
Trustees’ fees	54,655	622	32,292	34,068	27,547	19,959
Interest expense	13,416	480	9,338	6,580	5,549	6,751
Offering expenses	-	19,233	-	-	-	-
Other	41,589	2,967	27,814	28,902	22,203	18,020
Total Expenses	14,568,585	284,532	10,469,873	9,620,249	6,684,943	6,487,656
Advisory Fee Waiver	-	-	(588,535)	-	-	-
Adviser Reimbursement	-	(56,649)	-	-	-	-
Net Expenses	14,568,585	227,883	9,881,338	9,620,249	6,684,943	6,487,656
NET INVESTMENT INCOME (LOSS)	(5,887,626)	121,835	(4,014,568)	16,438,418	10,924,706	2,529,693

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	387,300,016	1,034,848	383,399,127	293,822,114	272,731,013	236,709,426
Foreign currency transactions	1,628	-	(2,740)	6,614	1,711	-
Futures contract transactions	-	86,513	-	-	-	-
Purchased option transactions	-	(2,035,650)	-	-	-	-
Written option transactions	-	(1,950,512)	-	-	-	-
Net Realized Gain (Loss)	387,301,644	(2,864,801)	383,396,387	293,828,728	272,732,724	236,709,426

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	76,099,350	4,727,365	(153,237,150)	23,202,431	(8,756,058)	(112,107,622)
Foreign currencies	(1,096)	-	(418)	(11,091)	(3,017)	5
Futures contracts	-	(3,927)	-	-	-	-
Purchased options	-	(372)	-	-	-	-
Written options	-	(3,596)	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	76,098,254	4,719,470	(153,237,568)	23,191,340	(8,759,075)	(112,107,617)
NET GAIN (LOSS)	463,399,898	1,854,669	230,158,819	317,020,068	263,973,649	124,601,809
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$457,512,272	$1,976,504	$226,144,251	$333,458,486	$274,898,355	$127,131,502

Foreign taxes withheld on dividends and interest	$45,132	$420	$63,326	$24,838	$44,707	$22,269

(1)	Operations commenced on April 30, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,114,877	$12,975,175	$7,362,827	$1,148,759	$10,256,792	$8,037,801
Interest, net of foreign taxes withheld	-	-	183	785	-	-
Total Investment Income	4,114,877	12,975,175	7,363,010	1,149,544	10,256,792	8,037,801

EXPENSES
Advisory fees	8,564,305	5,999,561	3,140,845	1,810,808	2,580,762	4,235,402
Service fees - Class I	1,012,816	276,169	223,682	427,740	1,347,988	513,457
Support services expenses	72,977	51,199	24,829	18,018	51,191	33,492
Custodian fees and expenses	15,774	11,539	38,934	11,060	22,016	10,601
Portfolio accounting fees	124,224	88,445	75,921	50,249	111,864	77,769
Shareholder report expenses	11,020	8,215	3,401	2,857	8,047	4,710
Legal and audit fees	45,967	29,387	19,714	13,203	42,123	20,278
Trustees’ fees	29,262	18,314	9,779	7,302	20,564	13,222
Interest expense	6,555	3,562	2,319	2,339	4,296	2,545
Licensing fee	-	-	18,889	-	79,779	-
Other	23,398	17,784	8,727	9,795	19,631	12,154
Total Expenses	9,906,298	6,504,175	3,567,040	2,353,371	4,288,261	4,923,630
Advisory Fee Waiver	(305,868)	-	(418,770)	-	-	-
Net Expenses	9,600,430	6,504,175	3,148,270	2,353,371	4,288,261	4,923,630
NET INVESTMENT INCOME (LOSS)	(5,485,553)	6,471,000	4,214,740	(1,203,827)	5,968,531	3,114,171

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	189,055,387	93,663,151	40,444,153	75,705,960	96,377,854	67,904,895
Foreign currency transactions	-	-	(10,268)	3,419	101	-
Futures contract transactions	-	-	(207,661)	-	(15,907)	-
Purchased option transactions	(7,755,560)	-	-	-	-	-
Written option transactions	944,471	-	-	-	-	-
Net Realized Gain (Loss)	182,244,298	93,663,151	40,226,224	75,709,379	96,362,048	67,904,895

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	18,443,547	108,089,762	10,319,698	(68,117,635)	8,708,380	48,220,289
Foreign currencies	-	25	(1,747)	(720)	(92)	-
Futures contracts	-	-	39,980	-	256,916	-
Purchased options	1,326,676	-	-	-	-	-
Written options	(1,331,235)	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	18,438,988	108,089,787	10,357,931	(68,118,355)	8,965,204	48,220,289
NET GAIN (LOSS)	200,683,286	201,752,938	50,584,155	7,591,024	105,327,252	116,125,184
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,197,733	$208,223,938	$54,798,895	$6,387,197	$111,295,783	$119,239,355

Foreign taxes withheld on dividends and interest	$4,296	$34,234	$20,502	$36,775	$15,298	$9,192

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Growth Portfolio (1)	International Large-Cap Portfolio	International Small-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$26,408,954	$22,323,410	$21,679,771	$1,042,024	$35,002,087	$8,572,184
Interest, net of foreign taxes withheld	-	-	-	-	996	-
Total Investment Income	26,408,954	22,323,410	21,679,771	1,042,024	35,003,083	8,572,184

EXPENSES
Advisory fees	7,788,977	7,005,491	12,063,327	886,237	12,610,310	2,349,189
Service fees - Class I	515,570	167,425	935,193	108	1,319,112	191,825
Support services expenses	65,486	63,353	90,244	10,888	95,770	16,493
Custodian fees and expenses	19,280	13,137	233,717	16,592	115,261	23,037
Portfolio accounting fees	105,709	103,707	357,797	33,373	254,499	83,401
Shareholder report expenses	9,900	10,211	14,737	3,301	16,881	2,654
Legal and audit fees	39,466	34,265	49,217	19,827	96,750	16,471
Trustees’ fees	26,222	22,602	36,728	4,323	38,727	6,707
Interest expense	5,617	4,403	7,874	7,804	15,237	5,013
Offering expenses	-	-	-	5,014	-	-
Other	19,130	20,748	29,886	7,305	32,309	9,814
Total Expenses	8,595,357	7,445,342	13,818,720	994,772	14,594,856	2,704,604
Advisory Fee Waiver	(822,984)	-	-	-	(493,212)	(6,688)
Net Expenses	7,772,373	7,445,342	13,818,720	994,772	14,101,644	2,697,916
NET INVESTMENT INCOME (LOSS)	18,636,581	14,878,068	7,861,051	47,252	20,901,439	5,874,268

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	119,018,087	191,119,555	143,585,384	(2,197,632)	222,089,454	86,378,059
Foreign currency transactions	16,975	-	(609,644)	68,918	249,143	(42,943)
Forward foreign currency contract transactions	5,306,181	-	-	-	-	-
Futures contract transactions	-	-	-	1,587,767	(343,305)	-
Net Realized Gain (Loss)	124,341,243	191,119,555	142,975,740	(540,947)	221,995,292	86,335,116

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	63,544,304	67,699,019	(267,011,404)	(5,264,524)	(12,723,875)	(55,394,984)
Foreign currencies	(10,431)	-	(71,591)	5,691	(508,062)	(74,056)
Forward foreign currency contracts	(870,874)	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	62,662,999	67,699,019	(267,082,995)	(5,258,833)	(13,231,937)	(55,469,040)
NET GAIN (LOSS)	187,004,242	258,818,574	(124,107,255)	(5,799,780)	208,763,355	30,866,076
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$205,640,823	$273,696,642	($116,246,204)	($5,752,528)	$229,664,794	$36,740,344

Foreign taxes withheld on dividends and interest	$458,164	$40,032	$2,329,328	$127,645	$3,984,481	$803,857
Foreign capital gains tax withheld	-	-	2,269,927	-	663,465	-
Change in deferred foreign capital gains tax	-	-	(1,079,982)	-	21,283	-

(1)	Operations commenced on October 29, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	ESG Diversified Portfolio (1)	ESG Diversified Growth Portfolio (2)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$38,901,334	$5,178,762	$1,527,426	$889,478	$152,528	$111,113
Interest, net of foreign taxes withheld	-	348	-	569	-	-
Total Investment Income	38,901,334	5,179,110	1,527,426	890,047	152,528	111,113

EXPENSES
Advisory fees	7,595,904	4,256,429	4,246,814	2,703,617	18,771	4,435
Service fees - Class I	613,509	944,329	549,488	599,196	18,631	4,400
Support services expenses	66,588	28,444	30,617	18,049	618	199
Custodian fees and expenses	136,958	10,774	7,105	6,962	-	4,011
Portfolio accounting fees	223,873	64,756	61,087	54,291	26,991	7,186
Shareholder report expenses	11,633	4,451	4,817	2,769	101	47
Legal and audit fees	55,412	22,260	17,912	9,669	488	314
Trustees’ fees	26,764	11,510	12,439	7,297	226	79
Interest expense	23,087	2,007	7,630	1,818	-	-
Offering expenses	-	-	-	-	19,233	5,014
Other	24,123	11,957	14,434	8,681	6,378	1,653
Total Expenses	8,777,851	5,356,917	4,952,343	3,412,349	91,437	27,338
Advisory Fee Waiver	-	-	(457,333)	-	-	-
Adviser Reimbursement	-	-	-	-	(44,602)	(16,372)
Net Expenses	8,777,851	5,356,917	4,495,010	3,412,349	46,835	10,966
NET INVESTMENT INCOME (LOSS)	30,123,483	(177,807)	(2,967,584)	(2,522,302)	105,693	100,147

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	57,957,857	79,155,821	53,844,662	53,078,132	68,732	(5,854)
Investment securities from affiliated mutual fund investments	-	-	-	-	301	(10)
Foreign currency transactions	(355,576)	(256)	-	(1,414)	-	-
Futures contract transactions	(431,559)	-	-	-	-	-
Capital gain distributions from mutual fund investments	-	-	-	-	113,147	116,619
Net Realized Gain (Loss)	57,170,722	79,155,565	53,844,662	53,076,718	182,180	110,755

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	165,767,858	(23,581,829)	121,793,772	(12,708,580)	668,537	(66,710)
Investment securities from affiliated mutual fund investments	-	-	-	-	(15,666)	(3,385)
Foreign currencies	(469,649)	(5,335)	-	3	-	-
Change in Net Unrealized Appreciation (Depreciation)	165,298,209	(23,587,164)	121,793,772	(12,708,577)	652,871	(70,095)
NET GAIN (LOSS)	222,468,931	55,568,401	175,638,434	40,368,141	835,051	40,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$252,592,414	$55,390,594	$172,670,850	$37,845,839	$940,744	$140,807

Foreign taxes withheld on dividends and interest	$4,680,423	$77,591	$-	$1,833	$-	$-
Foreign capital gains tax withheld	-	-	-	-	-	-
Change in deferred foreign capital gains tax	33,452	-	-	-	-	-

(1)	Operations commenced on April 30, 2021.
(2)	Operations commenced on October 29, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	PSF DFA Balanced Allocation Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$6,234,660	$-	$-	$-	$-	$-
Total Investment Income	6,234,660	-	-	-	-	-

EXPENSES
Advisory fees	709,760	1,297,530	5,755,425	3,114,850	1,578,164	2,307,191
Distribution and/or service fees - Class D	886,126	-	-	-	-	-
Service fees - Class I	-	1,294,152	5,739,807	3,097,399	3,155,961	4,613,772
Support services expenses	21,419	39,180	173,224	93,744	95,541	139,200
Portfolio accounting fees	44,885	45,773	45,491	46,465	53,386	54,190
Shareholder report expenses	3,195	6,181	26,967	13,594	15,540	22,415
Legal and audit fees	11,798	21,132	95,131	52,143	50,275	75,702
Trustees’ fees	7,681	14,079	62,163	33,676	34,451	50,063
Other	17,027	22,814	58,338	35,268	38,788	50,155
Total Expenses	1,701,891	2,740,841	11,956,546	6,487,139	5,022,106	7,312,688
Adviser Reimbursement	-	(226,369)	(908,902)	(521,634)	-	-
Net Expenses	1,701,891	2,514,472	11,047,644	5,965,505	5,022,106	7,312,688
NET INVESTMENT INCOME (LOSS)	4,532,769	(2,514,472)	(11,047,644)	(5,965,505)	(5,022,106)	(7,312,688)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	14,635,891	-	-	-	-	-
Investment securities from affiliated mutual fund investments	-	48,514,238	213,733,739	80,843,018	96,296,016	188,235,116
Capital gain distributions from mutual fund investments	8,003,055	-	-	-	-	-
Net Realized Gain (Loss)	22,638,946	48,514,238	213,733,739	80,843,018	96,296,016	188,235,116

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	13,547,110	-	-	-	-	-
Investment securities from affiliated mutual fund investments	-	(5,454,484)	84,437,892	124,143,533	(57,482,450)	(39,716,887)
Change in Net Unrealized Appreciation (Depreciation)	13,547,110	(5,454,484)	84,437,892	124,143,533	(57,482,450)	(39,716,887)
NET GAIN (LOSS)	36,186,056	43,059,754	298,171,631	204,986,551	38,813,566	148,518,229
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,718,825	$40,545,282	$287,123,987	$199,021,046	$33,791,460	$141,205,541

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$-	$-	$6
Interest, net of foreign taxes withheld	-	-	-	2,732,930	19,354,480	27,609,384
Total Investment Income	-	-	-	2,732,930	19,354,480	27,609,390

EXPENSES
Advisory fees	9,760,323	8,775,422	2,040,625	369,082	1,541,750	855,346
Service fees - Class I	19,517,482	17,545,768	4,079,433	-	-	-
Support services expenses	587,897	527,292	122,375	13,559	66,202	30,676
Custodian fees and expenses	-	-	-	3,016	65,744	7,384
Portfolio accounting fees	54,639	53,129	52,830	81,074	327,042	179,018
Shareholder report expenses	94,118	83,638	19,322	2,122	10,064	4,647
Legal and audit fees	321,149	290,756	67,933	7,607	36,343	16,719
Trustees’ fees	211,132	188,947	43,800	4,870	23,812	11,013
Interest expense	-	-	-	-	229	212
Other	173,255	154,313	44,688	4,919	18,063	9,015
Total Expenses	30,719,995	27,619,265	6,471,006	486,249	2,089,249	1,114,030
NET INVESTMENT INCOME (LOSS)	(30,719,995)	(27,619,265)	(6,471,006)	2,246,681	17,265,231	26,495,360

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	-	-	1,460,892	2,388,313	6,516,357
Investment securities from affiliated mutual fund investments	873,879,036	863,643,953	199,360,846	-	-	-
Net Realized Gain (Loss)	873,879,036	863,643,953	199,360,846	1,460,892	2,388,313	6,516,357
Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	-	-	(4,571,440)	(36,670,055)	(7,769,375)
Investment securities from affiliated mutual fund investments	16,650,968	243,227,961	102,783,156	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	16,650,968	243,227,961	102,783,156	(4,571,440)	(36,670,055)	(7,769,375)
NET GAIN (LOSS)	890,530,004	1,106,871,914	302,144,002	(3,110,548)	(34,281,742)	(1,253,018)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$859,810,009	$1,079,252,649	$295,672,996	($863,867)	($17,016,511)	$25,242,342

Foreign taxes withheld on dividends and interest	$-	$-	$-	$-	$-	$923

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	PD Large- Cap Growth Index Portfolio	PD Large- Cap Value Index Portfolio	PD Mid-Cap Index Portfolio	PD Small- Cap Growth Index Portfolio	PD Small- Cap Value Index Portfolio	PD Emerging Markets Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,472,910	$15,487,578	$7,309,198	$726,266	$3,307,436	$6,501,984
Total Investment Income	5,472,910	15,487,578	7,309,198	726,266	3,307,436	6,501,984

EXPENSES
Advisory fees	947,750	972,272	711,323	171,697	242,826	1,110,201
Support services expenses	45,266	46,304	31,602	7,344	10,359	16,933
Custodian fees and expenses	13,990	16,833	18,346	16,770	19,700	308,744
Portfolio accounting fees	80,794	86,609	76,885	44,721	51,440	128,790
Shareholder report expenses	7,335	7,395	3,516	978	1,303	2,552
Legal and audit fees	23,878	24,964	15,439	4,336	7,380	17,507
Trustees’ fees	16,446	16,829	10,887	2,655	3,732	6,074
Interest expense	3,051	3,243	3,411	542	764	3,451
Offering expenses	-	-	2,047	-	-	-
Licensing fee	74,176	74,305	51,210	12,128	16,551	53,943
Other	12,803	12,646	8,814	2,041	2,394	6,452
Total Expenses	1,225,489	1,261,400	933,480	263,212	356,449	1,654,647
Advisory Fee Waiver	-	-	-	-	-	(441,350)
Net Expenses	1,225,489	1,261,400	933,480	263,212	356,449	1,213,297
NET INVESTMENT INCOME (LOSS)	4,247,421	14,226,178	6,375,718	463,054	2,950,987	5,288,687

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	197,567,135	84,809,365	17,655,632	9,762,116	13,172,207	22,763,723
Foreign currency transactions	-	-	-	-	-	(111,631)
Futures contract transactions	1,233,304	2,009,187	1,114,740	(38,936)	129,991	(326,323)
Net Realized Gain (Loss)	198,800,439	86,818,552	18,770,372	9,723,180	13,302,198	22,325,769

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(33,871,696)	72,395,334	77,737,638	(11,806,086)	913,855	(33,485,975)
Foreign currencies	-	-	-	-	-	1,528
Futures contracts	(195,965)	(18,739)	108,384	15,093	39,006	101,774
Change in Net Unrealized Appreciation (Depreciation)	(34,067,661)	72,376,595	77,846,022	(11,790,993)	952,861	(33,382,673)
NET GAIN (LOSS)	164,732,778	159,195,147	96,616,394	(2,067,813)	14,255,059	(11,056,904)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$168,980,199	$173,421,325	$102,992,112	($1,604,759)	$17,206,046	($5,768,217)

Foreign taxes withheld on dividends and interest	$4,134	$16,552	$1,592	$681	$4,453	$832,854
Foreign capital gains tax withheld	-	-	-	-	-	79,073
Change in deferred foreign capital gains tax	-	-	-	-	-	548,045

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

PD International Large-Cap Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$18,675,853
Total Investment Income	18,675,853

EXPENSES
Advisory fees	1,334,013
Support services expenses	38,464
Custodian fees and expenses	110,480
Portfolio accounting fees	102,328
Shareholder report expenses	5,960
Legal and audit fees	44,920
Trustees’ fees	13,787
Interest expense	6,173
Licensing fee	118,481
Other	10,209
Total Expenses	1,784,815
Advisory Fee Waiver	(254,025)
Net Expenses	1,530,790
NET INVESTMENT INCOME (LOSS)	17,145,063

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	65,986,771
Foreign currency transactions	(4,872)
Futures contract transactions	798,075
Net Realized Gain (Loss)	66,779,974

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(398,415)
Foreign currencies	(155,633)
Futures contracts	271,342
Change in Net Unrealized Appreciation (Depreciation)	(282,706)
NET GAIN (LOSS)	66,497,268
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$83,642,331

Foreign taxes withheld on dividends and interest	$1,745,012

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year/Period Ended December 31, 2020
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$12,728,528	$12,809,165	$110,570,531	$118,378,999	$16,467,676	$19,743,210
Net realized gain (loss)	7,166,657	26,804,021	109,163	141,448,195	5,275,361	(29,400,499)
Change in net unrealized appreciation (depreciation)	(19,658,831)	2,674,410	(173,204,498)	123,343,553	(2,586,762)	7,685,454
Net Increase (Decrease) in Net Assets Resulting from Operations	236,354	42,287,596	(62,524,804)	383,170,747	19,156,275	(1,971,835)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	9,602,270	39,748,389	178,862,704	103,587,408	49,207,934	34,453,791
Class P	57,971,036	145,697,081	454,585,497	379,176,009	1,763,474	24,970,957
Cost of shares repurchased
Class I	(8,973,013)	(26,359,390)	(78,720,570)	(239,479,459)	(27,978,831)	(57,643,314)
Class P	(31,264,284)	(145,506,412)	(244,166,905)	(598,506,161)	(119,165,247)	(167,914,893)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	27,336,009	13,579,668	310,560,726	(355,222,203)	(96,172,670)	(166,133,459)
NET INCREASE (DECREASE) IN NET ASSETS	27,572,363	55,867,264	248,035,922	27,948,544	(77,016,395)	(168,105,294)
NET ASSETS
Beginning of Year	609,738,644	553,871,380	4,448,227,198	4,420,278,654	476,174,119	644,279,413
End of Year	$637,311,007	$609,738,644	$4,696,263,120	$4,448,227,198	$399,157,724	$476,174,119

	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio (1)
OPERATIONS
Net investment income (loss)	$67,372,556	$70,074,828	$25,905,960	$4,855,396	$14,888,835	$1,137,925
Net realized gain (loss)	33,225,111	(14,187,579)	9,711,685	(1,781,258)	(6,988,587)	3,024,006
Change in net unrealized appreciation (depreciation)	(28,364,995)	51,054,327	(5,820,789)	46,667,441	(22,046,501)	12,689,020
Net Increase (Decrease) in Net Assets Resulting from Operations	72,232,672	106,941,576	29,796,856	49,741,579	(14,146,253)	16,850,951
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I (2)	67,525,499	99,218,031	55,416,643	25,102,485	1,094,485
Class P	14,302,888	179,808,898	13,567,401	64,235,567	234,756,820	1,087,830,329
Cost of shares repurchased
Class I (2)	(76,524,686)	(97,694,949)	(29,304,371)	(41,454,010)	(204)
Class P	(130,311,243)	(100,888,933)	(24,580,311)	(35,251,530)	(57,055,604)	(14,027,702)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(125,007,542)	80,443,047	15,099,362	12,632,512	178,795,497	1,073,802,627
NET INCREASE (DECREASE) IN NET ASSETS	(52,774,870)	187,384,623	44,896,218	62,374,091	164,649,244	1,090,653,578
NET ASSETS
Beginning of Year or Period	1,371,147,851	1,183,763,228	499,179,819	436,805,728	1,090,653,578	-
End of Year or Period	$1,318,372,981	$1,371,147,851	$544,076,037	$499,179,819	$1,255,302,822	$1,090,653,578

(1)	Operations commenced on October 23, 2020.
(2)	Class I of the Intermediate Bond Portfolio commenced operations on November 1, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
OPERATIONS
Net investment income (loss)	$52,038,907	$71,965,098	$18,315,998	$27,467,465	$23,090,175	$36,715,435
Net realized gain (loss)	5,763,373	116,672,215	6,865,795	12,129,865	(4,502,000)	(24,078,274)
Change in net unrealized appreciation (depreciation)	(89,784,066)	60,479,930	(29,780,130)	21,360,257	(39,329,373)	17,615,639
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,981,786)	249,117,243	(4,598,337)	60,957,587	(20,741,198)	30,252,800
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	78,171,699	105,713,578	74,642,201	124,778,639	15,763,941	36,920,162
Class P	9,791,067	464,619,554	36,005,871	314,681,237	217,457,472	189,839,270
Cost of shares repurchased
Class I	(95,148,427)	(104,945,391)	(82,917,020)	(94,940,306)	(4,009,578)	(14,498,241)
Class P	(197,707,799)	(1,090,476,501)	(134,886,349)	(161,304,428)	(24,309,172)	(639,556,077)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(204,893,460)	(625,088,760)	(107,155,297)	183,215,142	204,902,663	(427,294,886)
NET INCREASE (DECREASE) IN NET ASSETS	(236,875,246)	(375,971,517)	(111,753,634)	244,172,729	184,161,465	(397,042,086)
NET ASSETS
Beginning of Year	2,995,358,400	3,371,329,917	1,547,365,450	1,303,192,721	374,136,490	771,178,576
End of Year	$2,758,483,154	$2,995,358,400	$1,435,611,816	$1,547,365,450	$558,297,955	$374,136,490

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$14,036,410	$17,423,215	$49,002,074	$54,852,488	($2,783,963)	($1,074,462)
Net realized gain (loss)	248,130,089	90,749,875	255,767,544	198,528,934	93,447,813	30,518,271
Change in net unrealized appreciation (depreciation)	154,391,267	238,044,335	729,032,797	380,468,759	61,093,154	51,433,112
Net Increase (Decrease) in Net Assets Resulting from Operations	416,557,766	346,217,425	1,033,802,415	633,850,181	151,757,004	80,876,921
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,291,348	28,101,862	240,777,976	295,674,756	30,074,127	31,536,641
Class P	1,748,990	339,206,279	35,740,006	81,459,238	499,312,550	-
Cost of shares repurchased
Class I	(41,369,536)	(49,462,306)	(321,981,065)	(322,088,745)	(31,306,866)	(57,551,865)
Class P	(443,625,180)	(218,718,613)	(385,649,610)	(171,969,677)	(97,536,419)	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(452,954,378)	99,127,222	(431,112,693)	(116,924,428)	400,543,392	(26,015,224)
NET INCREASE (DECREASE) IN NET ASSETS	(36,396,612)	445,344,647	602,689,722	516,925,753	552,300,396	54,861,697
NET ASSETS
Beginning of Year	1,883,044,987	1,437,700,340	3,907,628,491	3,390,702,738	291,331,839	236,470,142
End of Year	$1,846,648,375	$1,883,044,987	$4,510,318,213	$3,907,628,491	$843,632,235	$291,331,839

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year/Period Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	Growth Portfolio		Hedged Equity Portfolio (1)		Large-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	($5,887,626)	($3,091,230)	$121,835		($4,014,568)	($3,451,371)
Net realized gain (loss)	387,301,644	419,283,082	(2,864,801)		383,396,387	205,335,694
Change in net unrealized appreciation (depreciation)	76,098,254	246,466,056	4,719,470		(153,237,568)	286,982,075
Net Increase (Decrease) in Net Assets Resulting from Operations	457,512,272	662,657,908	1,976,504		226,144,251	488,866,398
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	67,359,558	76,357,037	59,946,358		55,753,605	66,711,222
Class P	6,307,216	213,694,195	654,562		3,355,513	75,304,342
Cost of shares repurchased
Class I	(92,046,000)	(160,416,172)	(3,214,202)		(96,633,645)	(66,799,078)
Class P	(549,631,822)	(416,379,916)	(35,934)		(516,208,908)	(377,942,239)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(568,011,048)	(286,744,856)	57,350,784		(553,733,435)	(302,725,753)
NET INCREASE (DECREASE) IN NET ASSETS	(110,498,776)	375,913,052	59,327,288		(327,589,184)	186,140,645
NET ASSETS
Beginning of Year or Period	2,329,467,474	1,953,554,422	-		1,553,386,724	1,367,246,079
End of Year or Period	$2,218,968,698	$2,329,467,474	$59,327,288		$1,225,797,540	$1,553,386,724

	Large-Cap Value Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$16,438,418	$22,247,796	$10,924,706	$11,799,469	$2,529,693	$4,420,159
Net realized gain (loss)	293,828,728	107,340,635	272,732,724	60,163,619	236,709,426	(52,444,804)
Change in net unrealized appreciation (depreciation)	23,191,340	98,761,299	(8,759,075)	120,398,471	(112,107,617)	140,198,373
Net Increase (Decrease) in Net Assets Resulting from Operations	333,458,486	228,349,730	274,898,355	192,361,559	127,131,502	92,173,728
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	41,501,043	26,516,697	5,513,184	5,542,357	28,582,485	18,923,100
Class P	3,567,084	337,756,745	1,136,159	117,715,933	1,507,788	7,227,348
Cost of shares repurchased
Class I	(46,667,404)	(46,622,412)	(80,504,475)	(82,250,557)	(58,215,631)	(55,248,891)
Class P	(581,378,622)	(163,505,107)	(292,520,248)	(116,224,392)	(102,101,126)	(311,198,706)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(582,977,899)	154,145,923	(366,375,380)	(75,216,659)	(130,226,484)	(340,297,149)
NET INCREASE (DECREASE) IN NET ASSETS	(249,519,413)	382,495,653	(91,477,025)	117,144,900	(3,094,982)	(248,123,421)
NET ASSETS
Beginning of Year	1,593,258,021	1,210,762,368	1,203,836,162	1,086,691,262	819,245,480	1,067,368,901
End of Year	$1,343,738,608	$1,593,258,021	$1,112,359,137	$1,203,836,162	$816,150,498	$819,245,480

(1)	Operations commenced on April 30, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	($5,485,553)	($2,020,759)	$6,471,000	$9,720,032	$4,214,740	$2,497,886
Net realized gain (loss)	182,244,298	156,169,600	93,663,151	(9,632,102)	40,226,224	(17,507,028)
Change in net unrealized appreciation (depreciation)	18,438,988	207,937,507	108,089,787	8,670,204	10,357,931	3,086,420
Net Increase (Decrease) in Net Assets Resulting from Operations	195,197,733	362,086,348	208,223,938	8,758,134	54,798,895	(11,922,722)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	74,191,847	60,029,773	35,581,430	10,458,070	27,595,612	8,697,950
Class P	242,669,097	16,217,428	2,584,051	38,578,402	254,331,152	2,124,858
Cost of shares repurchased
Class I	(81,759,026)	(115,959,600)	(23,587,376)	(25,130,716)	(23,526,844)	(11,329,025)
Class P	(152,165,904)	(263,838,495)	(196,792,912)	(222,279,123)	(27,028,513)	(50,046,254)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	82,936,014	(303,550,894)	(182,214,807)	(198,373,367)	231,371,407	(50,552,471)
NET INCREASE (DECREASE) IN NET ASSETS	278,133,747	58,535,454	26,009,131	(189,615,233)	286,170,302	(62,475,193)
NET ASSETS
Beginning of Year	1,012,510,893	953,975,439	840,014,479	1,029,629,712	191,292,757	253,767,950
End of Year	$1,290,644,640	$1,012,510,893	$866,023,610	$840,014,479	$477,463,059	$191,292,757

	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	($1,203,827)	($688,751)	$5,968,531	$5,852,588	$3,114,171	$2,393,699
Net realized gain (loss)	75,709,379	80,301,707	96,362,048	36,747,716	67,904,895	(37,405,234)
Change in net unrealized appreciation (depreciation)	(68,118,355)	51,737,840	8,965,204	105,672,672	48,220,289	22,277,914
Net Increase (Decrease) in Net Assets Resulting from Operations	6,387,197	131,350,796	111,295,783	148,272,976	119,239,355	(12,733,621)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	19,004,224	13,744,643	95,167,660	37,388,210	44,726,357	17,829,990
Class P	129,942	38,057,618	11,804,818	35,111,168	248,860,154	1,751,323
Cost of shares repurchased
Class I	(27,403,421)	(35,627,942)	(119,521,958)	(79,498,899)	(46,614,034)	(29,333,886)
Class P	(24,104,791)	(36,504,470)	(39,252,877)	(53,920,902)	(40,451,086)	(47,638,936)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,374,046)	(20,330,151)	(51,802,357)	(60,920,423)	206,521,391	(57,391,509)
NET INCREASE (DECREASE) IN NET ASSETS	(25,986,849)	111,020,645	59,493,426	87,352,553	325,760,746	(70,125,130)
NET ASSETS
Beginning of Year	308,123,782	197,103,137	796,636,761	709,284,208	308,400,716	378,525,846
End of Year	$282,136,933	$308,123,782	$856,130,187	$796,636,761	$634,161,462	$308,400,716

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year/Period Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio
OPERATIONS
Net investment income (loss)	$18,636,581	$16,591,694	$14,878,068	$17,806,313	$7,861,051	$5,258,507
Net realized gain (loss)	124,341,243	(56,231,638)	191,119,555	10,593,128	142,975,740	74,149,359
Change in net unrealized appreciation (depreciation)	62,662,999	(84,643,220)	67,699,019	42,172,359	(267,082,995)	187,670,181
Net Increase (Decrease) in Net Assets Resulting from Operations	205,640,823	(124,283,164)	273,696,642	70,571,800	(116,246,204)	267,078,047
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	6,585,546	18,391,998	38,281,450	14,551,716	40,565,078	21,894,927
Class P	334,113,359	8,640,783	2,106,367	204,390,205	21,904,881	86,595,131
Cost of shares repurchased
Class I	(33,691,531)	(29,346,389)	(15,464,820)	(7,920,005)	(47,317,478)	(66,415,476)
Class P	(123,411,217)	(160,164,782)	(335,240,115)	(132,523,519)	(111,616,004)	(184,525,106)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	183,596,157	(162,478,390)	(310,317,118)	78,498,397	(96,463,523)	(142,450,524)
NET INCREASE (DECREASE) IN NET ASSETS	389,236,980	(286,761,554)	(36,620,476)	149,070,197	(212,709,727)	124,627,523
NET ASSETS
Beginning of Year	789,590,405	1,076,351,959	1,086,192,607	937,122,410	1,582,293,776	1,457,666,253
End of Year	$1,178,827,385	$789,590,405	$1,049,572,131	$1,086,192,607	$1,369,584,049	$1,582,293,776

	International Growth Portfolio (1)		International Large-Cap Portfolio		International Small-Cap Portfolio
OPERATIONS
Net investment income (loss)	$47,252		$20,901,439	$12,421,828	$5,874,268	$3,684,743
Net realized gain (loss)	(540,947)		221,995,292	20,133,459	86,335,116	(3,195,003)
Change in net unrealized appreciation (depreciation)	(5,258,833)		(13,231,937)	87,188,614	(55,469,040)	31,262,634
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,752,528)		229,664,794	119,743,901	36,740,344	31,752,374
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	527,204		39,404,502	33,734,921	9,066,507	8,286,194
Class P	722,821,518		12,563,183	144,717,215	475,269	22,346,437
Cost of shares repurchased
Class I	(150)		(96,129,671)	(61,955,081)	(16,596,061)	(21,624,333)
Class P	(5,370,222)		(565,336,665)	(233,028,109)	(35,801,682)	(40,933,056)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	717,978,350		(609,498,651)	(116,531,054)	(42,855,967)	(31,924,758)
NET INCREASE (DECREASE) IN NET ASSETS	712,225,822		(379,833,857)	3,212,847	(6,115,623)	(172,384)
NET ASSETS
Beginning of Year or Period	-		1,682,919,076	1,679,706,229	276,060,310	276,232,694
End of Year or Period	$712,225,822		$1,303,085,219	$1,682,919,076	$269,944,687	$276,060,310

(1)	Operations commenced on October 29, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year/Period Ended December 31, 2021	Year Ended December 31, 2020	Year/Period Ended December 31, 2021	Year Ended December 31, 2020
	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
OPERATIONS
Net investment income (loss)	$30,123,483	$18,840,776	($177,807)	($109,539)	($2,967,584)	$18,353,749
Net realized gain (loss)	57,170,722	(83,232,353)	79,155,565	45,986,763	53,844,662	(14,936,993)
Change in net unrealized appreciation (depreciation)	165,298,209	67,102,209	(23,587,164)	24,668,746	121,793,772	(67,313,408)
Net Increase (Decrease) in Net Assets Resulting from Operations	252,592,414	2,710,632	55,390,594	70,545,970	172,670,850	(63,896,652)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	19,846,293	25,558,174	26,810,814	30,029,970	18,933,855	18,895,708
Class P	2,299,234	390,278,902	928,818	462,638	61,112	2,590,540
Cost of shares repurchased
Class I	(33,732,523)	(25,832,182)	(43,934,309)	(66,799,037)	(46,416,502)	(48,525,451)
Class P	(723,399,881)	(585,489,621)	(83,879)	(11,231)	(81,073,017)	(117,427,791)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(734,986,877)	(195,484,727)	(16,278,556)	(36,317,660)	(108,494,552)	(144,466,994)
NET INCREASE (DECREASE) IN NET ASSETS	(482,394,463)	(192,774,095)	39,112,038	34,228,310	64,176,298	(208,363,646)
NET ASSETS
Beginning of Year	1,337,417,733	1,530,191,828	455,074,955	420,846,645	478,322,200	686,685,846
End of Year	$855,023,270	$1,337,417,733	$494,186,993	$455,074,955	$542,498,498	$478,322,200

	Technology Portfolio		ESG Diversified Portfolio (1)		ESG Diversified Growth Portfolio (2)
OPERATIONS
Net investment income (loss)	($2,522,302)	($1,793,175)	$105,693		$100,147
Net realized gain (loss)	53,076,718	32,515,953	182,180		110,755
Change in net unrealized appreciation (depreciation)	(12,708,577)	59,675,854	652,871		(70,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,845,839	90,398,632	940,744		140,807
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	39,379,903	62,086,313	16,478,690		12,718,117
Class P	784,888	445,897	111,433		100,000
Cost of shares repurchased
Class I	(55,515,598)	(54,608,966)	(593,578)		(85,546)
Class P	(150,610)	(36,239)	(4,985)		-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,501,417)	7,887,005	15,991,560		12,732,571
NET INCREASE (DECREASE) IN NET ASSETS	22,344,422	98,285,637	16,932,304		12,873,378
NET ASSETS
Beginning of Year or Period	287,611,882	189,326,245	-		-
End of Year or Period	$309,956,304	$287,611,882	$16,932,304		$12,873,378

(1)	Operations commenced on April 30, 2021.
(2)	Operations commenced on October 29, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	PSF DFA Balanced Allocation Portfolio		Pacific Dynamix–Conservative Growth Portfolio		Pacific Dynamix–Moderate Growth Portfolio
OPERATIONS
Net investment income (loss)	$4,532,769	$3,744,250	($2,514,472)	($2,180,237)	($11,047,644)	($9,237,491)
Net realized gain (loss)	22,638,946	3,106,676	48,514,238	48,496,699	213,733,739	293,512,537
Change in net unrealized appreciation (depreciation)	13,547,110	26,739,764	(5,454,484)	23,670,280	84,437,892	62,860,134
Net Increase (Decrease) in Net Assets Resulting from Operations	40,718,825	33,590,690	40,545,282	69,986,742	287,123,987	347,135,180
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D	59,698,695	48,391,839
Class I			48,496,579	61,651,908	93,205,925	58,549,421
Class P	1,880,331	81,119	2,809,874	542,116	25,004,541	1,132,504
Cost of shares repurchased
Class D	(16,170,264)	(14,780,524)
Class I			(80,299,128)	(60,765,964)	(151,947,807)	(206,483,310)
Class P	(105,802)	(15,085)	(452,453)	(98,338)	(4,904,786)	(255,166)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	45,302,960	33,677,349	(29,445,128)	1,329,722	(38,642,127)	(147,056,551)
NET INCREASE (DECREASE) IN NET ASSETS	86,021,785	67,268,039	11,100,154	71,316,464	248,481,860	200,078,629
NET ASSETS
Beginning of Year	310,379,782	243,111,743	644,874,434	573,557,970	2,735,567,379	2,535,488,750
End of Year	$396,401,567	$310,379,782	$655,974,588	$644,874,434	$2,984,049,239	$2,735,567,379

	Pacific Dynamix– Growth Portfolio		Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate- Conservative Portfolio
OPERATIONS
Net investment income (loss)	($5,965,505)	($3,662,940)	($5,022,106)	($5,170,514)	($7,312,688)	($7,298,679)
Net realized gain (loss)	80,843,018	82,300,629	96,296,016	62,331,883	188,235,116	118,153,590
Change in net unrealized appreciation (depreciation)	124,143,533	103,184,618	(57,482,450)	78,067,633	(39,716,887)	103,855,426
Net Increase (Decrease) in Net Assets Resulting from Operations	199,021,046	181,822,307	33,791,460	135,229,002	141,205,541	214,710,337
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	396,260,794	257,102,969	83,590,531	275,376,301	12,065,865	16,081,054
Class P	15,622,924	2,954,124	51,435	7,091	6,427	14,789
Cost of shares repurchased
Class I	(30,924,536)	(39,211,317)	(298,342,656)	(281,402,113)	(293,620,467)	(303,622,695)
Class P	(2,028,687)	(645,804)	(2,712)	(592)	(5,325)	(71)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	378,930,495	220,199,972	(214,703,402)	(6,019,313)	(281,553,500)	(287,526,923)
NET INCREASE (DECREASE) IN NET ASSETS	577,951,541	402,022,279	(180,911,942)	129,209,689	(140,347,959)	(72,816,586)
NET ASSETS
Beginning of Year	1,270,367,604	868,345,325	1,677,343,676	1,548,133,987	2,366,670,713	2,439,487,299
End of Year	$1,848,319,145	$1,270,367,604	$1,496,431,734	$1,677,343,676	$2,226,322,754	$2,366,670,713

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	Portfolio Optimization Moderate Portfolio		Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio
OPERATIONS
Net investment income (loss)	($30,719,995)	($29,607,814)	($27,619,265)	($25,242,067)	($6,471,006)	($5,741,628)
Net realized gain (loss)	873,879,036	535,864,048	863,643,953	459,136,533	199,360,846	91,756,259
Change in net unrealized appreciation (depreciation)	16,650,968	528,219,083	243,227,961	519,464,110	102,783,156	126,100,212
Net Increase (Decrease) in Net Assets Resulting from Operations	859,810,009	1,034,475,317	1,079,252,649	953,358,576	295,672,996	212,114,843
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	27,125,617	41,964,856	15,289,096	30,592,002	25,961,216	18,651,116
Class P	228,290	251,781	1,111,959	908,907	552,009	426,288
Cost of shares repurchased
Class I	(1,218,874,254)	(1,236,254,190)	(1,023,265,743)	(1,017,191,453)	(244,568,977)	(244,458,415)
Class P	(57,270)	(5,385)	(178,397)	(17,012)	(78,169)	(134,990)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,191,577,617)	(1,194,042,938)	(1,007,043,085)	(985,707,556)	(218,133,921)	(225,516,001)
NET INCREASE (DECREASE) IN NET ASSETS	(331,767,608)	(159,567,621)	72,209,564	(32,348,980)	77,539,075	(13,401,158)
NET ASSETS
Beginning of Year	9,841,116,233	10,000,683,854	8,620,167,469	8,652,516,449	1,962,741,918	1,976,143,076
End of Year	$9,509,348,625	$9,841,116,233	$8,692,377,033	$8,620,167,469	$2,040,280,993	$1,962,741,918

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$2,246,681	$4,109,200	$17,265,231	$18,093,275	$26,495,360	$22,767,456
Net realized gain (loss)	1,460,892	(2,720,760)	2,388,313	5,764,912	6,516,357	(9,465,924)
Change in net unrealized appreciation (depreciation)	(4,571,440)	662,515	(36,670,055)	31,777,691	(7,769,375)	21,793,609
Net Increase (Decrease) in Net Assets Resulting from Operations	(863,867)	2,050,955	(17,016,511)	55,635,878	25,242,342	35,095,141
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	22,770,330	45,714,963	193,925,359	232,825,608	73,355,050	61,392,576
Cost of shares repurchased - Class P	(8,415,209)	(68,840,530)	(12,398,044)	(190,751,807)	(9,047,150)	(6,306,957)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,355,121	(23,125,567)	181,527,315	42,073,801	64,307,900	55,085,619
NET INCREASE (DECREASE) IN NET ASSETS	13,491,254	(21,074,612)	164,510,804	97,709,679	89,550,242	90,180,760
NET ASSETS
Beginning of Year	219,296,403	240,371,015	995,115,072	897,405,393	454,950,536	364,769,776
End of Year	$232,787,657	$219,296,403	$1,159,625,876	$995,115,072	$544,500,778	$454,950,536

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year/Period Ended December 31, 2020
	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio (1)
OPERATIONS
Net investment income (loss)	$4,247,421	$6,922,409	$14,226,178	$19,804,271	$6,375,718	$1,499,586
Net realized gain (loss)	198,800,439	214,386,028	86,818,552	38,568,837	18,770,372	1,102,752
Change in net unrealized appreciation (depreciation)	(34,067,661)	71,768,810	72,376,595	6,957,959	77,846,022	42,245,309
Net Increase (Decrease) in Net Assets Resulting from Operations	168,980,199	293,077,247	173,421,325	65,331,067	102,992,112	44,847,647
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	43,041,440	81,959,954	59,462,587	169,031,765	143,887,846	362,021,465
Cost of shares repurchased - Class P	(292,861,535)	(331,098,820)	(216,637,095)	(247,121,890)	(29,020,415)	(4,893,243)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(249,820,095)	(249,138,866)	(157,174,508)	(78,090,125)	114,867,431	357,128,222
NET INCREASE (DECREASE) IN NET ASSETS	(80,839,896)	43,938,381	16,246,817	(12,759,058)	217,859,543	401,975,869
NET ASSETS
Beginning of Year or Period	832,075,419	788,137,038	788,962,475	801,721,533	401,975,869	-
End of Year or Period	$751,235,523	$832,075,419	$805,209,292	$788,962,475	$619,835,412	$401,975,869

	PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio		PD Emerging Markets Index Portfolio
OPERATIONS
Net investment income (loss)	$463,054	$240,675	$2,950,987	$1,142,063	$5,288,687	$3,791,686
Net realized gain (loss)	9,723,180	11,898,590	13,302,198	(4,823,904)	22,325,769	(895,308)
Change in net unrealized appreciation (depreciation)	(11,790,993)	9,026,094	952,861	10,064,231	(33,382,673)	36,137,290
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,604,759)	21,165,359	17,206,046	6,382,390	(5,768,217)	39,033,668
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	104,526,950	9,527,529	168,187,790	16,662,912	82,800,207	31,259,569
Cost of shares repurchased - Class P	(6,557,152)	(38,354,965)	(10,240,682)	(37,515,555)	(13,769,707)	(29,072,157)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	97,969,798	(28,827,436)	157,947,108	(20,852,643)	69,030,500	2,187,412
NET INCREASE (DECREASE) IN NET ASSETS	96,365,039	(7,662,077)	175,153,154	(14,470,253)	63,262,283	41,221,080
NET ASSETS
Beginning of Year	54,164,688	61,826,765	47,349,718	61,819,971	245,118,660	203,897,580
End of Year	$150,529,727	$54,164,688	$222,502,872	$47,349,718	$308,380,943	$245,118,660

(1)	Operations commenced on October 23, 2020.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020
	PD International Large-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$17,145,063	$11,831,514
Net realized gain (loss)	66,779,974	(8,039,639)
Change in net unrealized appreciation (depreciation)	(282,706)	47,705,391
Net Increase (Decrease) in Net Assets Resulting from Operations	83,642,331	51,497,266
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	71,875,816	52,152,388
Cost of shares repurchased - Class P	(72,970,708)	(48,853,539)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,094,892)	3,298,849
NET INCREASE (DECREASE) IN NET ASSETS	82,547,439	54,796,115
NET ASSETS
Beginning of Year	613,055,285	558,259,170
End of Year	$695,602,724	$613,055,285

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2021

Inflation Managed Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$ 29,796,856
Adjustments to reconcile net increase in net assets from operations to net cash provided by operation activities:
Purchases of long-term securities	(810,954,966)
Proceeds from disposition of long-term securities	821,719,125
Proceeds (purchases) of short-term securities, net	(7,468,512)
Proceeds (purchases) from foreign currency transactions	3,782,591
(Increase) decrease in dividends and interest receivable	(101,535)
(Increase) decrease in receivable for securities sold	(10,926,413)
(Increase) decrease in swap agreements	(1,987)
(Increase) decrease in variation margin on futures contracts	84,152
(Increase) decrease in variation margin on swap agreements	(303,878)
(Increase) decrease in prepaid expenses and other assets	(42,195)
Increase (decrease) in payable for securities purchased	(138,579,089)
Increase (decrease) in payable due to brokers	(1,535,000)
Increase (decrease) in accrued advisory fees	15,652
Increase (decrease) in accrued service fees	3,465
Increase (decrease) in accrued support service expenses	1,274
Increase (decrease) in accrued custodian and portfolio accounting fees	(31,243)
Increase (decrease) in accrued shareholder report expenses	(4,335)
Increase (decrease) in accrued trustees’ fees and deferred compensation	4,046
Increase (decrease) in accrued dividends and interest	1,043
Increase (decrease) in accrued other	2,335
Increase (decrease) in other liabilities	(37,739)
Change in net unrealized (appreciation) depreciation on investments securities	4,957,765
Change in net unrealized (appreciation) depreciation on foreign currencies	158,603
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	(1,463,687)
Change in net unrealized (appreciation) depreciation on purchased options	(362,247)
Change in net unrealized (appreciation) depreciation on swaps (2)	213,708
Change in net unrealized (appreciation) depreciation on written options	515,974
Net realized (gain) loss on investment securities	(3,500,288)
Net realized (gain) loss on foreign currencies	(505,123)
Net realized (gain) loss on forward foreign currency contracts	(3,436,071)
Net realized (gain) loss on purchased options	50,797
Net realized (gain) loss on written options	(321,432)
Net amortization on investments	(23,777,814)
Net cash provided by operating activities	(142,046,168)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	68,830,422
Payments on shares redeemed	(53,887,771)
Increase (decrease) in payable for reverse repurchase agreements	34,537,500
Proceeds from sale-buyback financing activities	7,932,235,624
Payment on sale-buyback financing transactions	(7,837,939,347)
Net cash provided by (used in) financing activities (3)	143,776,428

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	1,730,260

CASH AND FOREIGN CURRENCY:
Beginning of Year	3,740,802
End of Year (4)	$ 5,471,062

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.

(2)	Excludes centrally cleared swaps included in variation margin.
(3)	Interest paid by the Fund was $152,343.
(4)	Includes cash (segregated for derivative investments) for the Fund of $2,322,000.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2021	$12.72	$0.23	($0.28)	($0.05)	$-	$-	$-	$12.67	0.74%	0.74%	1.80%	(0.39%)	$47,044	86%
2020	11.61	0.28	0.83	1.11	-	-	-	12.72	0.74%	0.74%	2.29%	9.58%	46,604	121%
2019	10.46	0.33	0.82	1.15	-	-	-	11.61	0.74%	0.74%	2.98%	10.92%	29,951	78%
2018	10.67	0.33	(0.54)	(0.21)	-	-	-	10.46	0.75%	0.75%	3.10%	(1.94%)	21,244	83%
2017	10.16	0.28	0.23	0.51	-	-	-	10.67	0.74%	0.74%	2.69%	5.01%	18,368	73%
Class P
2021	12.86	0.26	(0.28)	(0.02)	-	-	-	12.84	0.54%	0.54%	2.00%	(0.19%)	590,267	86%
2020	11.72	0.31	0.83	1.14	-	-	-	12.86	0.54%	0.54%	2.53%	9.79%	563,135	121%
2019	10.54	0.36	0.82	1.18	-	-	-	11.72	0.55%	0.55%	3.17%	11.15%	523,920	78%
2018	10.73	0.35	(0.54)	(0.19)	-	-	-	10.54	0.55%	0.55%	3.28%	(1.75%)	294,297	83%
2017	10.20	0.30	0.23	0.53	-	-	-	10.73	0.55%	0.55%	2.89%	5.21%	376,752	73%
Diversified Bond
Class I
2021	$12.17	$0.26	($0.49)	($0.23)	$-	$-	$-	$11.94	0.64%	0.64%	2.20%	(1.93%)	$564,741	106%
2020	11.03	0.30	0.84	1.14	-	-	-	12.17	0.65%	0.65%	2.62%	10.35%	474,148	176%
2019	9.76	0.34	0.93	1.27	-	-	-	11.03	0.65%	0.65%	3.21%	13.00%	568,139	276%
2018	9.90	0.33	(0.47)	(0.14)	-	-	-	9.76	0.65%	0.65%	3.37%	(1.36%)	378,733	260%
2017	9.26	0.30	0.34	0.64	-	-	-	9.90	0.64%	0.64%	3.14%	6.88%	376,640	237%
Class P
2021	16.49	0.39	(0.68)	(0.29)	-	-	-	16.20	0.44%	0.44%	2.40%	(1.73%)	4,131,522	106%
2020	14.91	0.44	1.14	1.58	-	-	-	16.49	0.45%	0.45%	2.80%	10.57%	3,974,079	176%
2019	13.17	0.48	1.26	1.74	-	-	-	14.91	0.45%	0.45%	3.41%	13.22%	3,852,139	276%
2018	13.32	0.46	(0.61)	(0.15)	-	-	-	13.17	0.45%	0.45%	3.56%	(1.16%)	2,753,754	260%
2017	12.44	0.43	0.45	0.88	-	-	-	13.32	0.44%	0.44%	3.34%	7.09%	3,475,577	237%
Floating Rate Income
Class I
2021	$13.18	$0.53	$0.08	$0.61	$-	$-	$-	$13.79	0.91%	0.86%	3.91%	4.62%	$269,774	104%
2020	12.59	0.49	0.10	0.59	-	-	-	13.18	0.91%	0.86%	3.94%	4.71%	236,995	107%
2019	11.65	0.62	0.32	0.94	-	-	-	12.59	0.93%	0.88%	5.07%	8.11%	250,135	105%
2018	11.65	0.58	(0.58)	-	-	-	-	11.65	0.94%	0.94%	4.86%	(0.03%)	90,147	117%
2017	11.23	0.52	(0.10)	0.42	-	-	-	11.65	0.92%	0.92%	4.53%	3.76%	62,641	102%
Class P
2021	13.38	0.56	0.09	0.65	-	-	-	14.03	0.71%	0.66%	4.10%	4.83%	129,383	104%
2020	12.76	0.53	0.09	0.62	-	-	-	13.38	0.71%	0.66%	4.19%	4.92%	239,179	107%
2019	11.78	0.66	0.32	0.98	-	-	-	12.76	0.73%	0.68%	5.29%	8.30%	394,144	105%
2018	11.76	0.59	(0.57)	0.02	-	-	-	11.78	0.73%	0.73%	4.92%	0.17%	366,922	117%
2017	11.31	0.52	(0.07)	0.45	-	-	-	11.76	0.72%	0.72%	4.52%	3.97%	560,060	102%
High Yield Bond
Class I
2021	$9.38	$0.47	$0.04	$0.51	$-	$-	$-	$9.89	0.63%	0.63%	4.88%	5.42%	$351,557	46%
2020	8.87	0.48	0.03	0.51	-	-	-	9.38	0.63%	0.63%	5.51%	5.74%	342,507	59%
2019	7.78	0.45	0.64	1.09	-	-	-	8.87	0.64%	0.64%	5.32%	13.98%	319,345	59%
2018	8.05	0.42	(0.69)	(0.27)	-	-	-	7.78	0.63%	0.63%	5.27%	(3.27%)	269,670	43%
2017	7.47	0.39	0.19	0.58	-	-	-	8.05	0.63%	0.63%	5.02%	7.75%	324,869	46%
Class P
2021	10.30	0.54	0.04	0.58	-	-	-	10.88	0.43%	0.43%	5.08%	5.63%	966,816	46%
2020	9.72	0.54	0.04	0.58	-	-	-	10.30	0.43%	0.43%	5.72%	5.96%	1,028,641	59%
2019	8.51	0.51	0.70	1.21	-	-	-	9.72	0.44%	0.44%	5.52%	14.21%	864,418	59%
2018	8.78	0.48	(0.75)	(0.27)	-	-	-	8.51	0.43%	0.43%	5.48%	(3.08%)	771,581	43%
2017	8.14	0.45	0.19	0.64	-	-	-	8.78	0.43%	0.43%	5.23%	7.96%	522,717	46%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2021	$12.50	$0.62	$0.09	$0.71	$-	$-	$-	$13.21	0.67%	0.67	% (7)	4.88%	5.69%	$335,607	115%
2020	11.22	0.12	1.16	1.28	-	-	-	12.50	0.88%	0.88%		0.99%	11.42%	292,256	226%
2019	10.32	0.20	0.70	0.90	-	-	-	11.22	1.93%	1.93%		1.88%	8.64%	278,484	284%
2018	10.55	0.31	(0.54)	(0.23)	-	-	-	10.32	1.56%	1.56%		2.94%	(2.15%)	297,483	256%
2017	10.18	0.26	0.11	0.37	-	-	-	10.55	1.13%	1.13%		2.52%	3.68%	340,629	193%
Class P
2021	14.24	0.74	0.10	0.84	-	-	-	15.08	0.47%	0.47	% (7)	5.09%	5.90%	208,469	115%
2020	12.75	0.15	1.34	1.49	-	-	-	14.24	0.68%	0.68%		1.13%	11.64%	206,924	226%
2019	11.71	0.19	0.85	1.04	-	-	-	12.75	1.73%	1.73%		1.55%	8.86%	158,321	284%
2018	11.95	0.38	(0.62)	(0.24)	-	-	-	11.71	1.36%	1.36%		3.18%	(1.96%)	362,227	256%
2017	11.50	0.32	0.13	0.45	-	-	-	11.95	0.93%	0.93%		2.70%	3.89%	369,795	193%
Intermediate Bond
Class I
11/01/2021 - 12/31/2021	$9.99	$0.02	($0.03)	($0.01)	$-	$-	$-	$9.98	0.62%	0.62%		1.12%	(0.16%)	$1,094	135%
Class P
2021	10.16	0.12	(0.30)	(0.18)	-	-	-	9.98	0.43%	0.43%		1.20%	(1.70%)	1,254,209	135%
10/23/2020 - 12/31/2020	10.00	0.01	0.15	0.16	-	-	-	10.16	0.45%	0.45%		0.55%	1.57%	1,090,654	82%
Managed Bond
Class I
2021	$14.93	$0.25	($0.42)	($0.17)	$-	$-	$-	$14.76	0.63%	0.62%		1.69%	(1.13%)	$871,592	320%
2020	13.78	0.30	0.85	1.15	-	-	-	14.93	0.70%	0.69%		2.04%	8.34%	898,530	574%
2019	12.70	0.38	0.70	1.08	-	-	-	13.78	1.00%	1.00%		2.87%	8.49%	829,816	606%
2018	12.78	0.33	(0.41)	(0.08)	-	-	-	12.70	1.04%	1.04%		2.65%	(0.60%)	840,708	608%
2017	12.20	0.32	0.26	0.58	-	-	-	12.78	0.69%	0.69%		2.55%	4.72%	880,799	636%
Class P
2021	16.52	0.31	(0.46)	(0.15)	-	-	-	16.37	0.43%	0.42%		1.89%	(0.93%)	1,886,891	320%
2020	15.22	0.36	0.94	1.30	-	-	-	16.52	0.50%	0.49%		2.23%	8.56%	2,096,829	574%
2019	14.00	0.46	0.76	1.22	-	-	-	15.22	0.80%	0.80%		3.08%	8.71%	2,541,514	606%
2018	14.06	0.39	(0.45)	(0.06)	-	-	-	14.00	0.84%	0.84%		2.83%	(0.40%)	1,456,611	608%
2017	13.40	0.38	0.28	0.66	-	-	-	14.06	0.49%	0.49%		2.75%	4.93%	1,918,966	636%
Short Duration Bond
Class I
2021	$10.75	$0.12	($0.16)	($0.04)	$-	$-	$-	$10.71	0.63%	0.63%		1.10%	(0.45%)	$501,192	82%
2020	10.37	0.18	0.20	0.38	-	-	-	10.75	0.63%	0.63%		1.72%	3.73%	511,791	83%
2019	9.95	0.24	0.18	0.42	-	-	-	10.37	0.64%	0.64%		2.33%	4.22%	465,453	131%
2018	9.84	0.20	(0.09)	0.11	-	-	-	9.95	0.64%	0.64%		2.00%	1.14%	483,827	101%
2017	9.71	0.14	(0.01)	0.13	-	-	-	9.84	0.63%	0.63%		1.38%	1.26%	481,572	52%
Class P
2021	11.22	0.15	(0.17)	(0.02)	-	-	-	11.20	0.43%	0.43%		1.30%	(0.25%)	934,420	82%
2020	10.80	0.21	0.21	0.42	-	-	-	11.22	0.43%	0.43%		1.90%	3.94%	1,035,575	83%
2019	10.34	0.27	0.19	0.46	-	-	-	10.80	0.43%	0.43%		2.53%	4.43%	837,740	131%
2018	10.20	0.21	(0.07)	0.14	-	-	-	10.34	0.43%	0.43%		2.07%	1.34%	518,877	101%
2017	10.06	0.16	(0.02)	0.14	-	-	-	10.20	0.43%	0.43%		1.58%	1.46%	1,680,469	52%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt
Class I
2021	$12.97	$0.53	($1.29)	($0.76)	$-	$-	$-	$12.21	1.05%	1.03%	4.20%	(6.12%)	$90,598	145%
2020	12.75	0.54	(0.32)	0.22	-	-	-	12.97	1.09%	1.07%	4.54%	1.75%	84,108	82%
2019	11.64	0.68	0.43	1.11	-	-	-	12.75	1.05%	1.03%	5.48%	9.52%	54,255	55%
2018	12.31	0.66	(1.33)	(0.67)	-	-	-	11.64	1.04%	1.04%	5.57%	(5.45%)	45,110	46%
2017	10.89	0.78	0.64	1.42	-	-	-	12.31	1.06%	1.06%	6.58%	13.09%	47,555	58%
Class P
2021	13.19	0.56	(1.31)	(0.75)	-	-	-	12.44	0.85%	0.82%	4.40%	(5.94%)	467,700	145%
2020	12.94	0.59	(0.34)	0.25	-	-	-	13.19	0.86%	0.84%	4.93%	1.96%	290,029	82%
2019	11.80	0.71	0.43	1.14	-	-	-	12.94	0.85%	0.83%	5.63%	9.74%	716,924	55%
2018	12.45	0.67	(1.32)	(0.65)	-	-	-	11.80	0.84%	0.83%	5.66%	(5.26%)	1,029,570	46%
2017	10.98	0.81	0.66	1.47	-	-	-	12.45	0.86%	0.86%	6.83%	13.32%	325,005	58%
Dividend Growth
Class I
2021	$29.32	$0.21	$7.35	$7.56	$-	$-	$-	$36.88	0.87%	0.87%	0.63%	25.80%	$649,523	10%
2020	25.85	0.23	3.24	3.47	-	-	-	29.32	0.88%	0.88%	0.92%	13.44%	526,309	28%
2019	19.78	0.25	5.82	6.07	-	-	-	25.85	0.88%	0.88%	1.06%	30.64%	487,210	23%
2018	20.04	0.27	(0.53)	(0.26)	-	-	-	19.78	0.89%	0.89%	1.32%	(1.28%)	373,346	27%
2017	16.83	0.19	3.02	3.21	-	-	-	20.04	0.89%	0.89%	1.05%	19.07%	404,609	18%
Class P
2021	32.30	0.30	8.11	8.41	-	-	-	40.71	0.67%	0.67%	0.84%	26.05%	1,197,125	10%
2020	28.42	0.31	3.57	3.88	-	-	-	32.30	0.68%	0.68%	1.12%	13.66%	1,356,736	28%
2019	21.71	0.32	6.39	6.71	-	-	-	28.42	0.69%	0.69%	1.25%	30.90%	950,491	23%
2018	21.95	0.35	(0.59)	(0.24)	-	-	-	21.71	0.70%	0.70%	1.55%	(1.09%)	502,741	27%
2017	18.40	0.25	3.30	3.55	-	-	-	21.95	0.69%	0.69%	1.25%	19.31%	438,657	18%
Equity Index
Class I
2021	$92.77	$1.21	$25.11	$26.32	$-	$-	$-	$119.09	0.27%	0.27%	1.14%	28.37%	$3,929,164	2%
2020	78.55	1.25	12.97	14.22	-	-	-	92.77	0.28%	0.28%	1.59%	18.11%	3,129,087	7%
2019	59.92	1.22	17.41	18.63	-	-	-	78.55	0.28%	0.28%	1.74%	31.10%	2,672,446	6%
2018	62.89	1.08	(4.05)	(2.97)	-	-	-	59.92	0.28%	0.28%	1.66%	(4.73%)	2,077,180	4%
2017	51.77	1.00	10.12	11.12	-	-	-	62.89	0.28%	0.28%	1.74%	21.48%	2,223,044	4%
Class P
2021	96.20	1.47	26.06	27.53	-	-	-	123.73	0.07%	0.07%	1.36%	28.63%	581,154	2%
2020	81.29	1.45	13.46	14.91	-	-	-	96.20	0.08%	0.08%	1.79%	18.35%	778,542	7%
2019	61.88	1.40	18.01	19.41	-	-	-	81.29	0.08%	0.08%	1.91%	31.36%	718,257	6%
2018	64.82	1.24	(4.18)	(2.94)	-	-	-	61.88	0.08%	0.08%	1.85%	(4.54%)	391,230	4%
2017	53.26	1.14	10.42	11.56	-	-	-	64.82	0.08%	0.08%	1.93%	21.72%	884,163	4%
Focused Growth
Class I
2021	$52.63	($0.30)	$10.71	$10.41	$-	$-	$-	$63.04	0.95%	0.95%	(0.51%)	19.79%	$347,239	44%
2020	38.06	(0.19)	14.76	14.57	-	-	-	52.63	0.97%	0.97%	(0.44%)	38.29%	291,287	42%
2019	28.09	(0.06)	10.03	9.97	-	-	-	38.06	0.97%	0.97%	(0.16%)	35.46%	236,437	40%
2018	26.76	(0.07)	1.40	1.33	-	-	-	28.09	0.97%	0.97%	(0.24%)	4.99%	180,115	41%
2017	20.66	(0.04)	6.14	6.10	-	-	-	26.76	0.97%	0.97%	(0.17%)	29.50%	175,961	59%
Class P
2021	53.73	(0.17)	10.93	10.76	-	-	-	64.49	0.75%	0.75%	(0.28%)	20.03%	496,393	44%
2020	38.77	(0.10)	15.06	14.96	-	-	-	53.73	0.76%	0.76%	(0.23%)	38.58%	45	42%
2019	28.56	0.02	10.19	10.21	-	-	-	38.77	0.76%	0.76%	0.05%	35.75%	33	40%
2018	27.14	(0.01)	1.43	1.42	-	-	-	28.56	0.76%	0.76%	(0.03%)	5.21%	24	41%
2017	20.92	0.01	6.21	6.22	-	-	-	27.14	0.76%	0.76%	0.04%	29.77%	23	59%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Growth
Class I
2021	$52.59	($0.23)	$12.54	$12.31	$-	$-	$-	$64.90	0.77%	0.77%	(0.38%)	23.42%	$999,552	13%
2020	39.97	(0.12)	12.74	12.62	-	-	-	52.59	0.78%	0.78%	(0.28%)	31.56%	833,240	40%
2019	28.94	(0.04)	11.07	11.03	-	-	-	39.97	0.78%	0.78%	(0.12%)	38.13%	709,513	28%
2018	28.26	(0.02)	0.70	0.68	-	-	-	28.94	0.78%	0.78%	(0.05%)	2.40%	541,763	33%
2017	21.47	0.03	6.76	6.79	-	-	-	28.26	0.78%	0.78%	0.10%	31.64%	567,360	21%
Class P
2021	56.97	(0.12)	13.61	13.49	-	-	-	70.46	0.57%	0.57%	(0.18%)	23.67%	1,219,416	13%
2020	43.22	(0.04)	13.79	13.75	-	-	-	56.97	0.58%	0.58%	(0.08%)	31.82%	1,496,227	40%
2019	31.23	0.03	11.96	11.99	-	-	-	43.22	0.58%	0.58%	0.08%	38.41%	1,244,042	28%
2018	30.43	0.05	0.75	0.80	-	-	-	31.23	0.58%	0.58%	0.14%	2.61%	764,599	33%
2017	23.07	0.08	7.28	7.36	-	-	-	30.43	0.58%	0.58%	0.30%	31.90%	627,046	21%
Hedged Equity
Class I
04/30/2021 - 12/31/2021	$10.00	$0.03	$0.52	$0.55	$-	$-	$-	$10.55	1.13%	0.90%	0.48%	5.37%	$58,694	34%
Class P
04/30/2021 - 12/31/2021	10.00	0.05	0.52	0.57	-	-	-	10.57	0.93%	0.70%	0.70%	5.51%	633	34%
Large-Cap Growth
Class I
2021	$20.49	($0.10)	$4.25	$4.15	$-	$-	$-	$24.64	0.93%	0.89%	(0.44%)	20.27%	$460,251	40%
2020	14.81	(0.07)	5.75	5.68	-	-	-	20.49	0.93%	0.89%	(0.40%)	38.35%	420,994	42%
2019	11.19	(0.04)	3.66	3.62	-	-	-	14.81	0.94%	0.89%	(0.30%)	32.34%	308,203	42%
2018	10.98	(0.01)	0.22	0.21	-	-	-	11.19	0.93%	0.89%	(0.09%)	1.89%	241,246	65%
2017	8.21	(0.01)	2.78	2.77	-	-	-	10.98	0.94%	0.90%	(0.12%)	33.69%	231,786	48%
Class P
2021	24.21	(0.06)	5.03	4.97	-	-	-	29.18	0.73%	0.69%	(0.24%)	20.51%	765,546	40%
2020	17.47	(0.04)	6.78	6.74	-	-	-	24.21	0.73%	0.69%	(0.20%)	38.62%	1,132,392	42%
2019	13.17	(0.02)	4.32	4.30	-	-	-	17.47	0.74%	0.69%	(0.10%)	32.61%	1,059,043	42%
2018	12.90	0.02	0.25	0.27	-	-	-	13.17	0.74%	0.69%	0.12%	2.09%	993,572	65%
2017	9.63	0.01	3.26	3.27	-	-	-	12.90	0.74%	0.70%	0.07%	33.96%	628,397	48%
Large-Cap Value
Class I
2021	$27.28	$0.33	$6.79	$7.12	$-	$-	$-	$34.40	0.83%	0.83%	1.03%	26.12%	$469,171	18%
2020	25.76	0.35	1.17	1.52	-	-	-	27.28	0.83%	0.83%	1.48%	5.87%	376,337	33%
2019	20.05	0.35	5.36	5.71	-	-	-	25.76	0.84%	0.84%	1.52%	28.46%	377,392	10%
2018	22.12	0.30	(2.37)	(2.07)	-	-	-	20.05	0.83%	0.83%	1.36%	(9.35%)	322,823	13%
2017	19.41	0.26	2.45	2.71	-	-	-	22.12	0.82%	0.82%	1.26%	13.95%	391,088	10%
Class P
2021	30.05	0.43	7.49	7.92	-	-	-	37.97	0.63%	0.63%	1.25%	26.37%	874,567	18%
2020	28.32	0.43	1.30	1.73	-	-	-	30.05	0.63%	0.63%	1.65%	6.08%	1,216,921	33%
2019	22.00	0.44	5.88	6.32	-	-	-	28.32	0.64%	0.64%	1.73%	28.72%	833,371	10%
2018	24.23	0.37	(2.60)	(2.23)	-	-	-	22.00	0.63%	0.63%	1.54%	(9.17%)	992,336	13%
2017	21.22	0.33	2.68	3.01	-	-	-	24.23	0.62%	0.62%	1.46%	14.17%	1,691,444	10%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Main Street Core
Class I
2021	$53.74	$0.53	$14.40	$14.93	$-	$-	$-	$68.67	0.67%	0.67%	0.87%	27.76%	$715,346	42%
2020	47.17	0.46	6.11	6.57	-	-	-	53.74	0.68%	0.68%	0.99%	13.94%	625,521	56%
2019	35.70	0.51	10.96	11.47	-	-	-	47.17	0.68%	0.68%	1.20%	32.13%	626,936	42%
2018	38.70	0.50	(3.50)	(3.00)	-	-	-	35.70	0.68%	0.68%	1.27%	(7.74%)	533,368	62%
2017	33.05	0.47	5.18	5.65	-	-	-	38.70	0.68%	0.68%	1.30%	17.08%	590,847	37%
Class P
2021	60.05	0.78	16.05	16.83	-	-	-	76.88	0.47%	0.47%	1.14%	28.02%	397,013	42%
2020	52.60	0.61	6.84	7.45	-	-	-	60.05	0.48%	0.48%	1.17%	14.16%	578,315	56%
2019	39.73	0.66	12.21	12.87	-	-	-	52.60	0.48%	0.48%	1.40%	32.40%	459,756	42%
2018	42.98	0.63	(3.88)	(3.25)	-	-	-	39.73	0.48%	0.48%	1.44%	(7.56%)	426,489	62%
2017	36.64	0.60	5.74	6.34	-	-	-	42.98	0.48%	0.48%	1.50%	17.32%	776,979	37%
Mid-Cap Equity
Class I
2021	$29.36	$0.07	$4.75	$4.82	$-	$-	$-	$34.18	0.88%	0.88%	0.22%	16.40%	$457,508	119%
2020	23.03	0.10	6.23	6.33	-	-	-	29.36	0.88%	0.88%	0.44%	27.51%	420,292	103%
2019	19.06	0.21	3.76	3.97	-	-	-	23.03	0.88%	0.88%	0.97%	20.84%	365,156	166%
2018	21.11	0.14	(2.19)	(2.05)	-	-	-	19.06	0.88%	0.88%	0.64%	(9.72%)	319,749	146%
2017	16.98	0.09	4.04	4.13	-	-	-	21.11	0.88%	0.88%	0.46%	24.27%	369,225	74%
Class P
2021	36.32	0.17	5.87	6.04	-	-	-	42.36	0.68%	0.68%	0.41%	16.63%	358,643	119%
2020	28.42	0.19	7.71	7.90	-	-	-	36.32	0.68%	0.68%	0.67%	27.77%	398,953	103%
2019	23.48	0.32	4.62	4.94	-	-	-	28.42	0.68%	0.68%	1.17%	21.09%	702,213	166%
2018	25.95	0.22	(2.69)	(2.47)	-	-	-	23.48	0.68%	0.68%	0.84%	(9.54%)	480,884	146%
2017	20.84	0.15	4.96	5.11	-	-	-	25.95	0.68%	0.68%	0.65%	24.52%	490,130	74%
Mid-Cap Growth
Class I
2021	$27.47	($0.17)	$4.75	$4.58	$-	$-	$-	$32.05	0.93%	0.90%	(0.56%)	16.67%	$541,746	37%
2020	18.30	(0.07)	9.24	9.17	-	-	-	27.47	0.93%	0.91%	(0.34%)	50.14%	474,569	21%
2019	13.22	(0.04)	5.12	5.08	-	-	-	18.30	0.93%	0.91%	(0.27%)	38.45%	367,697	24%
2018	13.19	(0.02)	0.05	0.03	-	-	-	13.22	0.93%	0.90%	(0.17%)	0.16%	280,053	55%
2017	10.35	- (8)	2.84	2.84	-	-	-	13.19	0.93%	0.90%	0.03%	27.49%	290,867	25%
Class P
2021	30.23	(0.12)	5.23	5.11	-	-	-	35.34	0.73%	0.70%	(0.37%)	16.90%	748,898	37%
2020	20.09	(0.03)	10.17	10.14	-	-	-	30.23	0.73%	0.71%	(0.14%)	50.44%	537,942	21%
2019	14.48	(0.01)	5.62	5.61	-	-	-	20.09	0.73%	0.71%	(0.08%)	38.73%	586,278	24%
2018	14.43	- (8)	0.05	0.05	-	-	-	14.48	0.73%	0.71%	0.02%	0.36%	470,124	55%
2017	11.30	0.02	3.11	3.13	-	-	-	14.43	0.73%	0.71%	0.20%	27.74%	137,708	25%
Mid-Cap Value
Class I
2021	$21.58	$0.15	$5.68	$5.83	$-	$-	$-	$27.41	0.93%	0.93%	0.60%	27.03%	$152,213	22%
2020	20.45	0.18	0.95	1.13	-	-	-	21.58	0.93%	0.93%	1.02%	5.52%	109,677	48%
2019	15.74	0.17	4.54	4.71	-	-	-	20.45	0.93%	0.93%	0.92%	29.94%	119,570	37%
2018	18.47	0.14	(2.87)	(2.73)	-	-	-	15.74	0.92%	0.92%	0.77%	(14.79%)	94,015	56%
2017	16.00	0.10	2.37	2.47	-	-	-	18.47	0.91%	0.91%	0.56%	15.46%	116,569	57%
Class P
2021	32.03	0.29	8.45	8.74	-	-	-	40.77	0.73%	0.73%	0.78%	27.29%	713,811	22%
2020	30.30	0.33	1.40	1.73	-	-	-	32.03	0.73%	0.73%	1.23%	5.73%	730,338	48%
2019	23.27	0.30	6.73	7.03	-	-	-	30.30	0.73%	0.73%	1.10%	30.20%	910,059	37%
2018	27.26	0.25	(4.24)	(3.99)	-	-	-	23.27	0.71%	0.71%	0.94%	(14.62%)	973,693	56%
2017	23.56	0.19	3.51	3.70	-	-	-	27.26	0.71%	0.71%	0.76%	15.69%	1,691,696	57%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Equity
Class I
2021	$23.89	$0.25	$6.07	$6.32	$-	$-	$-	$30.21	1.00%	0.90%	0.87%	26.46%	$114,214	51%
2020	22.66	0.25	0.98	1.23	-	-	-	23.89	1.03%	0.93%	1.29%	5.42%	87,097	46%
2019	18.28	0.29	4.09	4.38	-	-	-	22.66	1.02%	0.92%	1.40%	23.96%	84,882	39%
2018	20.99	0.23	(2.94)	(2.71)	-	-	-	18.28	1.02%	0.92%	1.09%	(12.91%)	70,229	35%
2017	19.31	0.20	1.48	1.68	-	-	-	20.99	1.01%	0.91%	1.03%	8.72%	94,677	28%
Class P
2021	31.27	0.41	7.94	8.35	-	-	-	39.62	0.80%	0.70%	1.06%	26.71%	363,249	51%
2020	29.60	0.37	1.30	1.67	-	-	-	31.27	0.83%	0.73%	1.46%	5.63%	104,196	46%
2019	23.83	0.43	5.34	5.77	-	-	-	29.60	0.82%	0.72%	1.60%	24.21%	168,886	39%
2018	27.31	0.35	(3.83)	(3.48)	-	-	-	23.83	0.82%	0.72%	1.26%	(12.74%)	167,917	35%
2017	25.07	0.31	1.93	2.24	-	-	-	27.31	0.81%	0.71%	1.22%	8.94%	427,221	28%
Small-Cap Growth
Class I
2021	$32.88	($0.16)	$0.72	$0.56	$-	$-	$-	$33.44	0.84%	0.84%	(0.46%)	1.69%	$204,086	79%
2020	21.14	(0.09)	11.83	11.74	-	-	-	32.88	0.84%	0.84%	(0.36%)	55.58%	208,805	175%
2019	16.02	(0.15)	5.27	5.12	-	-	-	21.14	0.84%	0.84%	(0.72%)	31.90%	155,017	99%
2018	15.18	(0.10)	0.94	0.84	-	-	-	16.02	0.84%	0.84%	(0.55%)	5.55%	130,454	102%
2017	11.66	(0.06)	3.58	3.52	-	-	-	15.18	0.83%	0.83%	(0.44%)	30.21%	128,927	97%
Class P
2021	38.91	(0.10)	0.84	0.74	-	-	-	39.65	0.64%	0.64%	(0.25%)	1.89%	78,051	79%
2020	24.96	(0.04)	13.99	13.95	-	-	-	38.91	0.64%	0.64%	(0.13%)	55.89%	99,319	175%
2019	18.89	(0.12)	6.19	6.07	-	-	-	24.96	0.64%	0.64%	(0.52%)	32.17%	42,086	99%
2018	17.86	(0.07)	1.10	1.03	-	-	-	18.89	0.64%	0.64%	(0.33%)	5.75%	46,225	102%
2017	13.69	(0.04)	4.21	4.17	-	-	-	17.86	0.64%	0.64%	(0.24%)	30.47%	118,183	97%
Small-Cap Index
Class I
2021	$30.84	$0.23	$4.16	$4.39	$-	$-	$-	$35.23	0.54%	0.54%	0.65%	14.24%	$671,321	21%
2020	25.88	0.20	4.76	4.96	-	-	-	30.84	0.55%	0.55%	0.85%	19.16%	610,657	20%
2019	20.74	0.22	4.92	5.14	-	-	-	25.88	0.55%	0.55%	0.93%	24.80%	553,267	12%
2018	23.45	0.21	(2.92)	(2.71)	-	-	-	20.74	0.55%	0.55%	0.87%	(11.55%)	450,257	16%
2017	20.56	0.19	2.70	2.89	-	-	-	23.45	0.56%	0.56%	0.88%	14.06%	527,673	11%
Class P
2021	31.37	0.30	4.24	4.54	-	-	-	35.91	0.34%	0.34%	0.85%	14.47%	184,809	21%
2020	26.28	0.25	4.84	5.09	-	-	-	31.37	0.35%	0.35%	1.05%	19.39%	185,980	20%
2019	21.01	0.27	5.00	5.27	-	-	-	26.28	0.35%	0.35%	1.11%	25.05%	156,017	12%
2018	23.71	0.26	(2.96)	(2.70)	-	-	-	21.01	0.35%	0.35%	1.04%	(11.38%)	248,932	16%
2017	20.75	0.22	2.74	2.96	-	-	-	23.71	0.37%	0.37%	1.04%	14.29%	362,997	11%
Small-Cap Value
Class I
2021	$22.73	$0.13	$7.96	$8.09	$-	$-	$-	$30.82	0.98%	0.98%	0.44%	35.61%	$270,629	56%
2020	21.97	0.14	0.62	0.76	-	-	-	22.73	0.99%	0.99%	0.81%	3.44%	201,788	51%
2019	17.93	0.12	3.92	4.04	-	-	-	21.97	0.98%	0.98%	0.59%	22.58%	207,494	36%
2018	21.41	0.06	(3.54)	(3.48)	-	-	-	17.93	0.98%	0.98%	0.28%	(16.29%)	178,406	37%
2017	19.71	0.04	1.66	1.70	-	-	-	21.41	0.98%	0.98%	0.18%	8.65%	231,864	45%
Class P
2021	27.78	0.23	9.73	9.96	-	-	-	37.74	0.78%	0.78%	0.64%	35.88%	363,532	56%
2020	26.80	0.22	0.76	0.98	-	-	-	27.78	0.79%	0.79%	0.99%	3.64%	106,613	51%
2019	21.82	0.19	4.79	4.98	-	-	-	26.80	0.78%	0.78%	0.77%	22.83%	171,032	36%
2018	26.02	0.11	(4.31)	(4.20)	-	-	-	21.82	0.78%	0.78%	0.43%	(16.12%)	186,530	37%
2017	23.90	0.09	2.03	2.12	-	-	-	26.02	0.78%	0.78%	0.39%	8.87%	455,577	45%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Value
Class I
2021	$16.09	$0.28		$3.20	$3.48	$-	$-	$-	$19.57	0.94%	0.86%	1.55%	21.64%	$265,095	48%
2020	17.28	0.28		(1.47)	(1.19)	-	-	-	16.09	0.95%	0.92%	1.96%	(6.94%)	242,064	123%
2019	13.86	0.29		3.13	3.42	-	-	-	17.28	0.94%	0.93%	1.84%	24.72%	268,920	31%
2018	15.81	0.23		(2.18)	(1.95)	-	-	-	13.86	0.94%	0.93%	1.44%	(12.37%)	232,352	19%
2017	13.43	0.19		2.19	2.38	-	-	-	15.81	0.94%	0.92%	1.33%	17.76%	280,712	13%
Class P
2021	18.47	0.37		3.67	4.04	-	-	-	22.51	0.74%	0.66%	1.75%	21.89%	913,732	48%
2020	19.81	0.36		(1.70)	(1.34)	-	-	-	18.47	0.75%	0.72%	2.17%	(6.75%)	547,526	123%
2019	15.85	0.37		3.59	3.96	-	-	-	19.81	0.75%	0.73%	2.02%	24.97%	807,432	31%
2018	18.05	0.30		(2.50)	(2.20)	-	-	-	15.85	0.74%	0.73%	1.63%	(12.20%)	443,178	19%
2017	15.30	0.25		2.50	2.75	-	-	-	18.05	0.74%	0.73%	1.54%	18.00%	735,493	13%
Value Advantage
Class I
2021	$18.99	$0.27		$5.15	$5.42	$-	$-	$-	$24.41	0.89%	0.89%	1.21%	28.52%	$97,936	26%
2020	19.54	0.28		(0.83)	(0.55)	-	-	-	18.99	0.89%	0.89%	1.68%	(2.78%)	56,754	33%
2019	15.39	0.29		3.86	4.15	-	-	-	19.54	0.89%	0.89%	1.63%	26.96%	50,905	17%
2018	16.92	0.29		(1.82)	(1.53)	-	-	-	15.39	0.89%	0.88%	1.70%	(9.06%)	34,468	20%
2017	14.80	0.21		1.91	2.12	-	-	-	16.92	0.89%	0.88%	1.34%	14.32%	34,916	25%
Class P
2021	19.29	0.32		5.23	5.55	-	-	-	24.84	0.69%	0.69%	1.42%	28.78%	951,636	26%
2020	19.80	0.31		(0.82)	(0.51)	-	-	-	19.29	0.69%	0.69%	1.87%	(2.58%)	1,029,439	33%
2019	15.56	0.33		3.91	4.24	-	-	-	19.80	0.69%	0.69%	1.82%	27.21%	886,218	17%
2018	17.08	0.32		(1.84)	(1.52)	-	-	-	15.56	0.69%	0.68%	1.87%	(8.88%)	790,239	20%
2017	14.91	0.24		1.93	2.17	-	-	-	17.08	0.69%	0.68%	1.55%	14.55%	1,285,850	25%
Emerging Markets
Class I
2021	$24.13	$0.09		($2.08)	($1.99)	$-	$-	$-	$22.14	1.05%	1.05%	0.39%	(8.28%)	$424,886	45%
2020	20.57	0.04		3.52	3.56	-	-	-	24.13	1.04%	1.04%	0.22%	17.33%	469,683	36%
2019	16.38	0.12		4.07	4.19	-	-	-	20.57	1.07%	1.07%	0.67%	25.60%	446,118	28%
2018	18.61	0.11		(2.34)	(2.23)	-	-	-	16.38	1.06%	1.06%	0.61%	(11.99%)	383,056	35%
2017	13.83	0.08		4.70	4.78	-	-	-	18.61	1.06%	1.06%	0.50%	34.52%	447,624	37%
Class P
2021	25.09	0.15		(2.18)	(2.03)	-	-	-	23.06	0.85%	0.85%	0.58%	(8.10%)	944,698	45%
2020	21.34	0.09		3.66	3.75	-	-	-	25.09	0.84%	0.84%	0.44%	17.56%	1,112,611	36%
2019	16.96	0.15		4.23	4.38	-	-	-	21.34	0.87%	0.87%	0.81%	25.85%	1,011,549	28%
2018	19.23	0.15		(2.42)	(2.27)	-	-	-	16.96	0.86%	0.86%	0.79%	(11.82%)	1,318,856	35%
2017	14.27	0.12		4.84	4.96	-	-	-	19.23	0.86%	0.86%	0.72%	34.78%	1,672,893	37%
International Growth
Class I
10/29/2021 - 12/31/2021	$10.00	($0.01)		($0.07)	($0.08)	$-	$-	$-	$9.92	1.02%	1.02%	(0.30%)	(0.85%)	$538	3%
Class P
10/29/2021 - 12/31/2021	10.00	-	(8)	(0.08)	(0.08)	-	-	-	9.92	0.84%	0.84%	0.04%	(0.81%)	711,688	3%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap
Class I
2021	$12.00	$0.14	$1.64	$1.78	$-	$-	$-	$13.78	1.01%	0.98%	1.09%	14.78%	$660,058	9%
2020	10.84	0.08	1.08	1.16	-	-	-	12.00	1.01%	1.01%	0.75%	10.74%	626,819	19%
2019	8.47	0.17	2.20	2.37	-	-	-	10.84	1.01%	1.01%	1.72%	28.03%	595,183	10%
2018	9.60	0.13	(1.26)	(1.13)	-	-	-	8.47	1.00%	1.00%	1.40%	(11.81%)	493,737	15%
2017	7.53	0.11	1.96	2.07	-	-	-	9.60	1.00%	1.00%	1.30%	27.51%	571,592	10%
Class P
2021	12.96	0.19	1.75	1.94	-	-	-	14.90	0.81%	0.78%	1.39%	15.01%	643,027	9%
2020	11.68	0.10	1.18	1.28	-	-	-	12.96	0.81%	0.81%	0.93%	10.96%	1,056,100	19%
2019	9.10	0.21	2.37	2.58	-	-	-	11.68	0.80%	0.80%	1.98%	28.29%	1,084,523	10%
2018	10.30	0.17	(1.37)	(1.20)	-	-	-	9.10	0.80%	0.80%	1.72%	(11.63%)	1,413,770	15%
2017	8.06	0.16	2.08	2.24	-	-	-	10.30	0.80%	0.80%	1.68%	27.76%	1,115,876	10%
International Small-Cap
Class I
2021	$11.66	$0.26	$1.36	$1.62	$-	$-	$-	$13.28	1.11%	1.11%	2.01%	13.87%	$94,703	128%
2020	10.76	0.12	0.78	0.90	-	-	-	11.66	1.10%	1.10%	1.28%	8.42%	89,998	48%
2019	8.96	0.17	1.63	1.80	-	-	-	10.76	1.13%	1.13%	1.71%	20.07%	95,316	55%
2018	11.51	0.16	(2.71)	(2.55)	-	-	-	8.96	1.09%	1.09%	1.44%	(22.16%)	80,593	37%
2017	8.73	0.12	2.66	2.78	-	-	-	11.51	1.09%	1.09%	1.15%	31.92%	91,245	49%
Class P
2021	16.14	0.40	1.88	2.28	-	-	-	18.42	0.91%	0.91%	2.18%	14.10%	175,242	128%
2020	14.86	0.20	1.08	1.28	-	-	-	16.14	0.90%	0.90%	1.54%	8.64%	186,062	48%
2019	12.35	0.22	2.29	2.51	-	-	-	14.86	0.91%	0.91%	1.64%	20.31%	180,917	55%
2018	15.83	0.24	(3.72)	(3.48)	-	-	-	12.35	0.89%	0.89%	1.58%	(22.00%)	507,601	37%
2017	11.98	0.20	3.65	3.85	-	-	-	15.83	0.89%	0.89%	1.46%	32.18%	905,098	49%
International Value
Class I
2021	$11.85	$0.34	$2.07	$2.41	$-	$-	$-	$14.26	0.90%	0.90%	2.50%	20.36%	$312,717	35%
2020	12.77	0.19	(1.11)	(0.92)	-	-	-	11.85	0.90%	0.90%	1.83%	(7.17%)	272,016	66%
2019	10.95	0.32	1.50	1.82	-	-	-	12.77	0.89%	0.89%	2.70%	16.60%	290,316	27%
2018	12.87	0.28	(2.20)	(1.92)	-	-	-	10.95	0.89%	0.89%	2.20%	(14.96%)	256,738	33%
2017	10.59	0.35	1.93	2.28	-	-	-	12.87	0.90%	0.90%	2.95%	21.57%	303,692	108%
Class P
2021	13.33	0.40	2.35	2.75	-	-	-	16.08	0.70%	0.70%	2.60%	20.60%	542,306	35%
2020	14.33	0.23	(1.23)	(1.00)	-	-	-	13.33	0.70%	0.70%	1.94%	(6.98%)	1,065,402	66%
2019	12.27	0.38	1.68	2.06	-	-	-	14.33	0.69%	0.69%	2.87%	16.83%	1,239,876	27%
2018	14.39	0.36	(2.48)	(2.12)	-	-	-	12.27	0.69%	0.69%	2.56%	(14.79%)	1,384,976	33%
2017	11.82	0.42	2.15	2.57	-	-	-	14.39	0.70%	0.70%	3.15%	21.81%	1,118,795	108%
Health Sciences
Class I
2021	$57.60	($0.02)	$7.15	$7.13	$-	$-	$-	$64.73	1.13%	1.13%	(0.04%)	12.38%	$492,712	45%
2020	48.49	(0.01)	9.12	9.11	-	-	-	57.60	1.14%	1.14%	(0.03%)	18.79%	454,545	21%
2019	38.55	0.01	9.93	9.94	-	-	-	48.49	1.14%	1.14%	0.03%	25.77%	420,805	39%
2018	35.73	0.04	2.78	2.82	-	-	-	38.55	1.13%	1.13%	0.10%	7.90%	374,644	30%
2017	28.82	0.01	6.90	6.91	-	-	-	35.73	1.13%	1.13%	0.03%	23.97%	382,294	37%
Class P
2021	63.36	0.11	7.88	7.99	-	-	-	71.35	0.93%	0.93%	0.16%	12.61%	1,475	45%
2020	53.23	0.10	10.03	10.13	-	-	-	63.36	0.93%	0.93%	0.16%	19.03%	530	21%
2019	42.24	0.11	10.88	10.99	-	-	-	53.23	0.93%	0.93%	0.24%	26.04%	41	39%
2018	39.06	0.13	3.05	3.18	-	-	-	42.24	0.92%	0.92%	0.31%	8.12%	33	30%
2017	31.44	0.09	7.53	7.62	-	-	-	39.06	0.91%	0.91%	0.24%	24.23%	30	37%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Real Estate
Class I
2021	$28.46	($0.22)	$11.70	$11.48	$-	$-	$-	$39.94	1.07%	0.98%	(0.65%)	40.32%	$308,201	22%
2020	29.43	0.99	(1.96)	(0.97)	-	-	-	28.46	1.07%	0.98%	3.73%	(3.28%)	242,921	38%
2019	22.41	0.49	6.53	7.02	-	-	-	29.43	1.06%	0.97%	1.80%	31.28%	282,511	33%
2018	24.22	0.91	(2.72)	(1.81)	-	-	-	22.41	1.07%	1.05%	3.91%	(7.45%)	232,920	87%
2017	23.46	0.01	0.75	0.76	-	-	-	24.22	1.06%	1.06%	0.06%	3.24%	285,963	44%
Class P
2021	29.81	(0.18)	12.28	12.10	-	-	-	41.91	0.87%	0.78%	(0.51%)	40.60%	234,297	22%
2020	30.76	1.00	(1.95)	(0.95)	-	-	-	29.81	0.87%	0.78%	3.57%	(3.08%)	235,401	38%
2019	23.38	0.56	6.82	7.38	-	-	-	30.76	0.87%	0.78%	1.95%	31.55%	404,175	33%
2018	25.22	0.92	(2.76)	(1.84)	-	-	-	23.38	0.87%	0.86%	3.81%	(7.27%)	147,732	87%
2017	24.38	(0.08)	0.92	0.84	-	-	-	25.22	0.86%	0.86%	(0.33%)	3.44%	249,186	44%
Technology
Class I
2021	$14.52	($0.13)	$2.14	$2.01	$-	$-	$-	$16.53	1.14%	1.14%	(0.84%)	13.86%	$308,749	40%
2020	9.86	(0.09)	4.75	4.66	-	-	-	14.52	1.14%	1.14%	(0.78%)	47.24%	287,129	44%
2019	7.23	(0.06)	2.69	2.63	-	-	-	9.86	1.15%	1.15%	(0.71%)	36.32%	189,301	28%
2018	7.11	(0.05)	0.17	0.12	-	-	-	7.23	1.14%	1.14%	(0.63%)	1.79%	145,479	31%
2017	5.12	(0.03)	2.02	1.99	-	-	-	7.11	1.14%	1.14%	(0.54%)	38.78%	134,386	31%
Class P
2021	18.45	(0.13)	2.73	2.60	-	-	-	21.05	0.94%	0.94%	(0.66%)	14.09%	1,207	40%
2020	12.51	(0.10)	6.04	5.94	-	-	-	18.45	0.94%	0.94%	(0.61%)	47.54%	482	44%
2019	9.15	(0.05)	3.41	3.36	-	-	-	12.51	0.93%	0.93%	(0.48%)	36.63%	26	28%
2018	8.97	(0.04)	0.22	0.18	-	-	-	9.15	0.93%	0.93%	(0.42%)	2.00%	17	31%
2017	6.45	(0.03)	2.55	2.52	-	-	-	8.97	0.92%	0.92%	(0.33%)	39.08%	16	31%
ESG Diversified
Class I
04/30/2021 - 12/31/2021	$10.00	$0.08	$0.62	$0.70	$-	$-	$-	$10.70	0.97%	0.50%	1.12%	7.00%	$16,819	13%
Class P
04/30/2021 - 12/31/2021	10.00	0.08	0.63	0.71	-	-	-	10.71	0.77%	0.30%	1.16%	7.15%	114	13%
ESG Diversified Growth
Class I
10/29/2021 - 12/31/2021	$10.00	$0.08	$0.03	$0.11	$-	$-	$-	$10.11	1.23%	0.50%	4.51%	1.09%	$12,772	3%
Class P
10/29/2021 - 12/31/2021	10.00	0.08	0.03	0.11	-	-	-	10.11	1.03%	0.30%	4.67%	1.12%	101	3%
PSF DFA Balanced Allocation
Class D
2021	$15.04	$0.21	$1.67	$1.88	$-	$-	$-	$16.92	0.48%	0.48%	1.28%	12.50%	$394,494	16%
2020	13.42	0.19	1.43	1.62	-	-	-	15.04	0.49%	0.49%	1.44%	12.11%	310,280	11%
2019	11.20	0.24	1.98	2.22	-	-	-	13.42	0.50%	0.50%	1.90%	19.75%	243,088	15%
2018	11.94	0.32	(1.06)	(0.74)	-	-	-	11.20	0.54%	0.54%	2.69%	(6.19%)	161,971	11%
2017	10.57	0.30	1.07	1.37	-	-	-	11.94	0.59%	0.55%	2.65%	12.98%	102,404	16%
Class P
2021	15.09	0.42	1.51	1.93	-	-	-	17.02	0.23%	0.23%	2.52%	12.78%	1,907	16%
2020	13.42	0.28	1.39	1.67	-	-	-	15.09	0.23%	0.23%	2.01%	12.40%	100	11%
10/31/2019 - 12/31/2019	12.97	0.08	0.37	0.45	-	-	-	13.42	0.23%	0.23%	3.77%	3.53%	24	15%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Dynamix-Conservative Growth
Class I
2021	$19.49	($0.08)		$1.33	$1.25	$-	$-	$-	$20.74	0.42%	0.39%	(0.39%)	6.44%	$652,973	14%
2020	17.37	(0.07)		2.19	2.12	-	-	-	19.49	0.43%	0.37%	(0.37%)	12.21%	644,310	24%
2019	15.04	(0.06)		2.39	2.33	-	-	-	17.37	0.42%	0.37%	(0.37%)	15.47%	573,500	13%
2018	15.64	(0.06)		(0.54)	(0.60)	-	-	-	15.04	0.43%	0.38%	(0.38%)	(3.84%)	516,504	9%
2017	14.23	(0.06)		1.47	1.41	-	-	-	15.64	0.42%	0.37%	(0.37%)	9.94%	554,361	11%
Class P
2021	19.53	(0.04)		1.35	1.31	-	-	-	20.84	0.22%	0.19%	(0.19%)	6.66%	3,001	14%
2020	17.37	(0.03)		2.19	2.16	-	-	-	19.53	0.23%	0.17%	(0.17%)	12.44%	565	24%
10/31/2019 - 12/31/2019	16.92	(-	) (8)	0.45	0.45	-	-	-	17.37	0.22%	0.17%	(0.17%)	2.70%	58	13%
Pacific Dynamix-Moderate Growth
Class I
2021	$25.21	($0.10)		$2.77	$2.67	$-	$-	$-	$27.88	0.42%	0.38%	(0.38%)	10.62%	$2,961,966	13%
2020	22.00	(0.08)		3.29	3.21	-	-	-	25.21	0.42%	0.37%	(0.37%)	14.58%	2,734,225	21%
2019	18.50	(0.07)		3.57	3.50	-	-	-	22.00	0.42%	0.37%	(0.37%)	18.94%	2,535,186	10%
2018	19.58	(0.07)		(1.01)	(1.08)	-	-	-	18.50	0.42%	0.37%	(0.37%)	(5.53%)	2,250,973	8%
2017	17.21	(0.07)		2.44	2.37	-	-	-	19.58	0.41%	0.36%	(0.36%)	13.79%	2,413,720	6%
Class P
2021	25.27	(0.05)		2.79	2.74	-	-	-	28.01	0.22%	0.18%	(0.18%)	10.85%	22,083	13%
2020	22.01	(0.04)		3.30	3.26	-	-	-	25.27	0.22%	0.17%	(0.17%)	14.81%	1,343	21%
10/31/2019 - 12/31/2019	21.21	(0.01)		0.81	0.80	-	-	-	22.01	0.21%	0.16%	(0.16%)	3.75%	303	10%
Pacific Dynamix-Growth
Class I
2021	$28.85	($0.12)		$4.25	$4.13	$-	$-	$-	$32.98	0.42%	0.38%	(0.38%)	14.33%	$1,830,704	9%
2020	24.91	(0.09)		4.03	3.94	-	-	-	28.85	0.42%	0.37%	(0.37%)	15.79%	1,267,281	19%
2019	20.26	(0.08)		4.73	4.65	-	-	-	24.91	0.42%	0.37%	(0.37%)	22.94%	868,260	14%
2018	21.86	(0.08)		(1.52)	(1.60)	-	-	-	20.26	0.42%	0.37%	(0.37%)	(7.28%)	717,105	14%
2017	18.60	(0.07)		3.33	3.26	-	-	-	21.86	0.42%	0.36%	(0.36%)	17.52%	772,806	13%
Class P
2021	28.91	(0.06)		4.28	4.22	-	-	-	33.13	0.22%	0.18%	(0.18%)	14.57%	17,616	9%
2020	24.92	(0.04)		4.03	3.99	-	-	-	28.91	0.22%	0.17%	(0.17%)	16.02%	3,086	19%
10/31/2019 - 12/31/2019	23.78	(0.01)		1.15	1.14	-	-	-	24.92	0.21%	0.18%	(0.18%)	4.77%	85	14%
Portfolio Optimization Conservative
Class I
2021	$14.99	($0.05)		$0.38	$0.33	$-	$-	$-	$15.32	0.32%	0.32%	(0.32%)	2.20%	$1,496,201	12%
2020	13.89	(0.04)		1.14	1.10	-	-	-	14.99	0.32%	0.32%	(0.32%)	7.88%	1,677,166	47%
2019	12.38	(0.04)		1.55	1.51	-	-	-	13.89	0.32%	0.32%	(0.32%)	12.20%	1,547,975	25%
2018	12.81	(0.04)		(0.39)	(0.43)	-	-	-	12.38	0.32%	0.32%	(0.32%)	(3.38%)	1,513,368	18%
2017	11.93	(0.04)		0.92	0.88	-	-	-	12.81	0.32%	0.32%	(0.31%)	7.37%	1,819,223	11%
Class P
2021	15.02	(0.02)		0.38	0.36	-	-	-	15.38	0.12%	0.12%	(0.12%)	2.41%	231	12%
2020	13.90	(0.02)		1.14	1.12	-	-	-	15.02	0.12%	0.12%	(0.12%)	8.10%	178	47%
10/31/2019 - 12/31/2019	13.68	(-	) (8)	0.22	0.22	-	-	-	13.90	0.11%	0.11%	(0.11%)	1.61%	159	25%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Moderate-Conservative
Class I
2021	$16.73	($0.05)		$1.11	$1.06	$-	$-	$-	$17.79	0.32%	0.32%	(0.32%)	6.28%	$2,226,011	14%
2020	15.22	(0.05)		1.56	1.51	-	-	-	16.73	0.32%	0.32%	(0.32%)	9.97%	2,366,379	29%
2019	13.20	(0.05)		2.07	2.02	-	-	-	15.22	0.32%	0.32%	(0.32%)	15.28%	2,439,237	19%
2018	13.89	(0.04)		(0.65)	(0.69)	-	-	-	13.20	0.32%	0.32%	(0.32%)	(4.99%)	2,436,704	19%
2017	12.54	(0.04)		1.39	1.35	-	-	-	13.89	0.31%	0.31%	(0.31%)	10.79%	3,012,199	9%
Class P
2021	16.77	(0.02)		1.11	1.09	-	-	-	17.86	0.12%	0.12%	(0.12%)	6.49%	312	14%
2020	15.22	(0.02)		1.57	1.55	-	-	-	16.77	0.12%	0.12%	(0.12%)	10.19%	292	29%
10/31/2019 - 12/31/2019	14.84	(-	) (8)	0.38	0.38	-	-	-	15.22	0.11%	0.11%	(0.11%)	2.56%	250	19%
Portfolio Optimization Moderate
Class I
2021	$18.40	($0.06)		$1.74	$1.68	$-	$-	$-	$20.08	0.31%	0.31%	(0.31%)	9.18%	$9,507,628	13%
2020	16.45	(0.05)		2.00	1.95	-	-	-	18.40	0.32%	0.32%	(0.32%)	11.83%	9,839,706	23%
2019	13.89	(0.05)		2.61	2.56	-	-	-	16.45	0.32%	0.32%	(0.32%)	18.46%	9,999,658	24%
2018	14.86	(0.05)		(0.92)	(0.97)	-	-	-	13.89	0.32%	0.32%	(0.32%)	(6.55%)	9,804,910	19%
2017	13.13	(0.04)		1.77	1.73	-	-	-	14.86	0.31%	0.31%	(0.31%)	13.22%	12,153,581	9%
Class P
2021	18.44	(0.02)		1.75	1.73	-	-	-	20.17	0.11%	0.11%	(0.11%)	9.40%	1,720	13%
2020	16.46	(0.02)		2.00	1.98	-	-	-	18.44	0.12%	0.12%	(0.12%)	12.05%	1,410	23%
10/31/2019 - 12/31/2019	15.94	(-	) (8)	0.52	0.52	-	-	-	16.46	0.11%	0.11%	(0.11%)	3.25%	1,026	24%
Portfolio Optimization Growth
Class I
2021	$19.99	($0.07)		$2.69	$2.62	$-	$-	$-	$22.61	0.31%	0.31%	(0.31%)	13.12%	$8,689,159	15%
2020	17.73	(0.06)		2.32	2.26	-	-	-	19.99	0.32%	0.32%	(0.32%)	12.72%	8,618,177	20%
2019	14.58	(0.05)		3.20	3.15	-	-	-	17.73	0.32%	0.32%	(0.32%)	21.65%	8,651,630	28%
2018	15.88	(0.05)		(1.25)	(1.30)	-	-	-	14.58	0.32%	0.32%	(0.32%)	(8.19%)	8,221,474	19%
2017	13.64	(0.05)		2.29	2.24	-	-	-	15.88	0.31%	0.31%	(0.31%)	16.38%	10,373,218	12%
Class P
2021	20.03	(0.02)		2.70	2.68	-	-	-	22.71	0.11%	0.11%	(0.11%)	13.34%	3,218	15%
2020	17.74	(0.02)		2.31	2.29	-	-	-	20.03	0.12%	0.12%	(0.12%)	12.95%	1,990	20%
10/31/2019 - 12/31/2019	17.03	(-	) (8)	0.71	0.71	-	-	-	17.74	0.11%	0.11%	(0.11%)	4.15%	886	28%
Portfolio Optimization Aggressive-Growth
Class I
2021	$20.65	($0.07)		$3.31	$3.24	$-	$-	$-	$23.89	0.32%	0.32%	(0.32%)	15.68%	$2,039,105	16%
2020	18.37	(0.06)		2.34	2.28	-	-	-	20.65	0.32%	0.32%	(0.32%)	12.46%	1,962,163	19%
2019	14.84	(0.05)		3.58	3.53	-	-	-	18.37	0.32%	0.32%	(0.32%)	23.76%	1,975,940	24%
2018	16.38	(0.05)		(1.49)	(1.54)	-	-	-	14.84	0.32%	0.32%	(0.32%)	(9.39%)	1,850,216	18%
2017	13.81	(0.05)		2.62	2.57	-	-	-	16.38	0.31%	0.31%	(0.31%)	18.60%	2,314,010	14%
Class P
2021	20.70	(0.03)		3.33	3.30	-	-	-	24.00	0.12%	0.12%	(0.12%)	15.92%	1,176	16%
2020	18.37	(0.02)		2.35	2.33	-	-	-	20.70	0.12%	0.12%	(0.12%)	12.68%	579	19%
10/31/2019 - 12/31/2019	17.54	(-	) (8)	0.83	0.83	-	-	-	18.37	0.11%	0.11%	(0.11%)	4.76%	203	24%
PD 1-3 Year Corporate Bond
Class P
2021	$11.39	$0.11		($0.15)	($0.04)	$-	$-	$-	$11.35	0.22%	0.22%	1.00%	(0.37%)	$232,788	49%
2020	11.07	0.23		0.09	0.32	-	-	-	11.39	0.22%	0.22%	2.02%	2.94%	219,296	78%
2019	10.55	0.28		0.24	0.52	-	-	-	11.07	0.23%	0.23%	2.62%	4.96%	240,371	53%
2018	10.41	0.23		(0.09)	0.14	-	-	-	10.55	0.23%	0.23%	2.17%	1.33%	211,190	56%
2017	10.25	0.17		(0.01)	0.16	-	-	-	10.41	0.23%	0.23%	1.68%	1.50%	212,208	57%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Aggregate Bond Index
Class P
2021	$14.21	$0.22	($0.48)	($0.26)	$-	$-	$-	$13.95	0.19%	0.19%	1.58%	(1.84%)	$1,159,626	95%
2020	13.26	0.28	0.67	0.95	-	-	-	14.21	0.19%	0.19%	2.02%	7.15%	995,115	86%
2019	12.23	0.33	0.70	1.03	-	-	-	13.26	0.20%	0.20%	2.58%	8.43%	897,405	32%
2018	12.25	0.31	(0.33)	(0.02)	-	-	-	12.23	0.20%	0.20%	2.61%	(0.14%)	1,033,233	43%
2017	11.85	0.28	0.12	0.40	-	-	-	12.25	0.20%	0.20%	2.32%	3.37%	1,028,214	55%
PD High Yield Bond Market
Class P
2021	$18.12	$0.97	($0.05)	$0.92	$-	$-	$-	$19.04	0.22%	0.22%	5.22%	5.07%	$544,501	25%
2020	16.98	0.96	0.18	1.14	-	-	-	18.12	0.23%	0.23%	5.76%	6.71%	454,951	32%
2019	14.84	0.95	1.19	2.14	-	-	-	16.98	0.26%	0.26%	5.84%	14.39%	364,770	27%
2018	15.24	0.89	(1.29)	(0.40)	-	-	-	14.84	0.31%	0.31%	5.82%	(2.57%)	183,329	24%
2017	14.25	0.85	0.14	0.99	-	-	-	15.24	0.32%	0.32%	5.68%	6.93%	191,452	26%
PD Large-Cap Growth Index
Class P
2021	$64.56	$0.41	$17.24	$17.65	$-	$-	$-	$82.21	0.17%	0.17%	0.57%	27.34%	$751,236	21%
2020	46.71	0.44	17.41	17.85	-	-	-	64.56	0.17%	0.17%	0.84%	38.22%	832,075	28%
2019	34.32	0.45	11.94	12.39	-	-	-	46.71	0.17%	0.17%	1.10%	36.10%	788,137	26%
2018	34.94	0.44	(1.06)	(0.62)	-	-	-	34.32	0.17%	0.17%	1.17%	(1.78%)	596,541	23%
2017	26.90	0.39	7.65	8.04	-	-	-	34.94	0.18%	0.18%	1.25%	29.90%	615,085	20%
PD Large-Cap Value Index
Class P
2021	$34.69	$0.75	$7.94	$8.69	$-	$-	$-	$43.38	0.17%	0.17%	1.87%	25.03%	$805,209	24%
2020	33.65	0.74	0.30	1.04	-	-	-	34.69	0.17%	0.17%	2.48%	3.10%	788,962	47%
2019	26.64	0.77	6.24	7.01	-	-	-	33.65	0.17%	0.17%	2.51%	26.32%	801,722	21%
2018	29.08	0.71	(3.15)	(2.44)	-	-	-	26.64	0.17%	0.17%	2.46%	(8.41%)	620,769	20%
2017	25.63	0.62	2.83	3.45	-	-	-	29.08	0.18%	0.18%	2.31%	13.48%	693,741	18%
PD Mid-Cap Index
Class P
2021	$11.24	$0.15	$2.37	$2.52	$-	$-	$-	$13.76	0.17%	0.17%	1.18%	22.37%	$619,835	19%
10/23/2020 - 12/31/2020	10.00	0.04	1.20	1.24	-	-	-	11.24	0.21%	0.21%	2.05%	12.44%	401,976	2%
PD Small-Cap Growth Index
Class P
2021	$45.98	$0.18	$1.09	$1.27	$-	$-	$-	$47.25	0.22%	0.22%	0.38%	2.76%	$150,530	65%
2020	34.13	0.13	11.72	11.85	-	-	-	45.98	0.25%	0.25%	0.39%	34.71%	54,165	60%
2019	26.64	0.16	7.33	7.49	-	-	-	34.13	0.26%	0.26%	0.51%	28.15%	61,827	43%
2018	29.40	0.14	(2.90)	(2.76)	-	-	-	26.64	0.25%	0.25%	0.47%	(9.42%)	35,898	40%
2017	24.11	0.16	5.13	5.29	-	-	-	29.40	0.23%	0.23%	0.62%	21.95%	113,300	33%
PD Small-Cap Value Index
Class P
2021	$28.49	$0.61	$7.34	$7.95	$-	$-	$-	$36.44	0.21%	0.21%	1.71%	27.90%	$222,503	56%
2020	27.16	0.43	0.90	1.33	-	-	-	28.49	0.26%	0.26%	1.94%	4.92%	47,350	76%
2019	22.25	0.50	4.41	4.91	-	-	-	27.16	0.25%	0.25%	1.99%	22.06%	61,820	37%
2018	25.56	0.47	(3.78)	(3.31)	-	-	-	22.25	0.22%	0.22%	1.81%	(12.97%)	80,421	37%
2017	23.76	0.44	1.36	1.80	-	-	-	25.56	0.21%	0.21%	1.83%	7.59%	194,343	37%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Emerging Markets Index
Class P
2021	$21.15	$0.41	($0.70)	($0.29)	$-	$-	$-	$20.86	0.59%	0.43%	1.88%	(1.38%)	$308,381	45%
2020	18.60	0.32	2.23	2.55	-	-	-	21.15	0.53%	0.53%	1.84%	13.76%	245,119	25%
2019	16.07	0.45	2.08	2.53	-	-	-	18.60	0.53%	0.53%	2.59%	15.75%	203,898	16%
2018	18.63	0.35	(2.91)	(2.56)	-	-	-	16.07	0.52%	0.52%	1.98%	(13.77%)	194,831	13%
2017	13.65	0.28	4.70	4.98	-	-	-	18.63	0.53%	0.53%	1.70%	36.49%	210,750	13%
PD International Large-Cap Index
Class P
2021	$21.72	$0.64	$2.45	$3.09	$-	$-	$-	$24.81	0.28%	0.24%	2.67%	14.19%	$695,603	57%
2020	20.06	0.41	1.25	1.66	-	-	-	21.72	0.26%	0.26%	2.24%	8.25%	613,055	11%
2019	16.49	0.53	3.04	3.57	-	-	-	20.06	0.26%	0.26%	2.88%	21.68%	558,259	10%
2018	19.28	0.50	(3.29)	(2.79)	-	-	-	16.49	0.26%	0.26%	2.67%	(14.44%)	529,208	8%
2017	15.41	0.45	3.42	3.87	-	-	-	19.28	0.26%	0.26%	2.59%	25.07%	482,781	10%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds or classes that commenced operations after January 1, 2017, the first date reported represents the commencement date of operations for the Fund.
(3)	No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for the ESG Diversified, ESG Diversified Growth, PSF DFA Balanced Allocation, Pacific Dynamix, and Portfolio Optimization Portfolios do not include expenses of their respective underlying funds in which they invest.
(6)	Total returns for periods of less than one full year are not annualized.
(7)	The ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2021 are as follows:

Portfolio	Class I	Class P
Inflation Managed	0.64%	0.44%

(8)	Reflects an amount rounding to less than $0.01 per share or 0.01%.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (and was reorganized as a Delaware statutory trust on June 30, 2016). Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2021, the Trust was comprised of the following fifty-five separate funds, (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Mid-Cap Value Portfolio (1)	Pacific Dynamix — Moderate Growth Portfolio (3)
Diversified Bond Portfolio (1)	Small-Cap Equity Portfolio (1)	Pacific Dynamix — Growth Portfolio (3)
Floating Rate Income Portfolio (1)	Small-Cap Growth Portfolio (1)	Portfolio Optimization Conservative Portfolio (4)
High Yield Bond Portfolio (1)	Small-Cap Index Portfolio (1)	Portfolio Optimization Moderate-Conservative Portfolio (4)
Inflation Managed Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Moderate Portfolio (4)
Intermediate Bond Portfolio (1)	Value Portfolio (1)	Portfolio Optimization Growth Portfolio (4)
Managed Bond Portfolio (1)	Value Advantage Portfolio (1)	Portfolio Optimization Aggressive-Growth Portfolio (4)
Short Duration Bond Portfolio (1)	Emerging Markets Portfolio (1)	PD 1-3 Year Corporate Bond Portfolio (5)
Emerging Markets Debt Portfolio (1)	International Growth Portfolio (1)	PD Aggregate Bond Index Portfolio (5)
Dividend Growth Portfolio (1)	International Large-Cap Portfolio (1)	PD High Yield Bond Market Portfolio (5)
Equity Index Portfolio (1)	International Small-Cap Portfolio (1)	PD Large-Cap Growth Index Portfolio (5)
Focused Growth Portfolio (1)	International Value Portfolio (1)	PD Large-Cap Value Index Portfolio (5)
Growth Portfolio (1)	Health Sciences Portfolio	PD Mid-Cap Index Portfolio (5)
Hedged Equity Portfolio	Real Estate Portfolio (1)	PD Small-Cap Growth Index Portfolio (5)
Large-Cap Growth Portfolio (1)	Technology Portfolio	PD Small-Cap Value Index Portfolio (5)
Large-Cap Value Portfolio (1)	ESG Diversified Portfolio (2)	PD Emerging Markets Index Portfolio (formerly named PD Emerging Markets Portfolio) (5)
Main Street® Core Portfolio (1)	ESG Diversified Growth Portfolio (2)	PD International Large-Cap Index Portfolio (formerly named PD International Large-Cap Portfolio) (5)
Mid-Cap Equity Portfolio (1)	PSF DFA Balanced Allocation Portfolio
Mid-Cap Growth Portfolio (1)	Pacific Dynamix — Conservative Growth Portfolio (3)

(1)	These Funds are collectively known as the “Underlying Funds”
(2)	These Funds are collectively known as the “ESG Portfolios”
(3)	These Funds are collectively known as the “Pacific Dynamix Portfolios”
(4)	These Funds are collectively known as the “Portfolio Optimization Portfolios”
(5)	These Funds are collectively known as the “Pacific Dynamix Underlying Funds”

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund — except for the PSF DFA Balanced Allocation Portfolio and the Pacific Dynamix Underlying Funds — offers both Class I and Class P shares. The PSF DFA Balanced Allocation Portfolio offers Class D and Class P shares. The Pacific Dynamix Underlying Funds offer Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, ESG Portfolios, and the PSF DFA Balanced Allocation Portfolio are known as the “Funds of Funds”.

The Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds of the Trust.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the Pacific Dynamix Underlying Funds.

The ESG Portfolios invest their assets in a variety of eligible affiliated and unaffiliated third-party mutual funds (the “ESG Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The ESG Underlying Funds are offered by Calvert Research and Management, Fidelity Management & Research Company, Pacific Investment Management Company LLC, and Pacific Funds Series Trust, and are not funds of the Trust. Calvert Research and Management, Fidelity Management & Research Company, and Pacific Investment Management Company LLC are not affiliated with the Trust, the Distributor or the Investment Adviser. Pacific Funds Series Trust (“Pacific Funds”) is affiliated with the Trust, the Distributor and the Investment Adviser.

The PSF DFA Balanced Allocation Portfolio invests its assets in a variety of eligible third-party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP, and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Distributor or the Investment Adviser.

Class D, Class I, and Class P shares of the Funds of the Trust in this report are offered to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds (and share classes) of the Trust to make available. Not all share classes are available for each Fund.

Main Street is a registered trademark of Invesco Advisers, Inc., or one of its affiliates.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains. No dividend and capital gain distributions have been paid by any Fund during the fiscal year ended December 31, 2021.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (“LIBOR”) for the one week and two month U.S. dollar (“USD”) tenors as well as certain non-USD LIBOR tenors after December 31, 2021, and the planned discontinuation of certain non-USD LIBOR tenors after December 31, 2022 as well as the overnight and one, three, six and twelve month USD LIBOR tenors after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on these financial statements.

In January 2021, the FASB issued ASU 2021 -01, “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2021-01 clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately on an elective basis. The amendments in this update do not apply to contract modifications made after December 31, 2022. Management does not expect ASU 2021-01 to have a material impact on these financial statements.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange. The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission “SEC”), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Domestic and Foreign Debt Investments

Debt investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2021, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

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U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investment securities. Unfunded loan commitments are included in the Schedules of Investments.

The total unfunded loan commitments that could be extended at the option of the borrowers for the fiscal year ended December 31, 2021 are summarized in the following table:

Portfolio	Unfunded Loan Commitments	Value	Net Unrealized Appreciation (Depreciation)
Core Income Portfolio	$483,701	$481,782	($1,919)
Floating Rate Income Portfolio	1,795,733	1,794,215	(1,518)

4. INVESTMENTS AND RISKS

General Investment Risk

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have

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significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19 could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

LIBOR Transition Risk

Certain investments in which a Fund invests may rely in some manner on LIBOR. LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that USD LIBOR will cease to be published by the IBA or any other any administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month), and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

Although the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to the shareholders of the Funds (the insurance companies offering the variable products and as applicable certain funds of funds of the Trust), but there would not be federal income tax consequences to the contract holders of the variable products. The IRS may provide additional guidance, with potential retroactive effect.

Fund of Funds Investments

The Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations by the Portfolio Optimization Portfolios among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund.

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund.

The ESG Portfolios are exposed to the same risks as the ESG Underlying Funds in direct proportion to the allocation of their assets among the ESG Underlying Funds. Allocations among the ESG Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the ESG Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/

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or ESG Underlying Funds may cause them to underperform other mutual funds with similar investment objectives. The ESG Portfolios may invest in any or all of the ESG Underlying Funds, but will not necessarily be invested in every ESG Underlying Fund at any particular time.

The PSF DFA Balanced Allocation Portfolio is exposed to the same risks as the DFA Underlying Funds in direct proportion to the allocation of its assets among the DFA Underlying Funds. Allocations among the DFA Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF DFA Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or DFA Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF DFA Balanced Allocation Portfolio may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time.

Funds of Funds shareholders also bear indirectly their proportionate share of the expenses of the underlying funds in which the Funds of Funds invest.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. Specific actions and effects have included limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB-registered accounting firms located in certain emerging market countries (including China and Hong Kong); restricting the ability of U.S. authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this

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“Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue, and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/ issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2021, no participation interest in Senior Loans was held by any of the Funds.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a

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lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the

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NOTES TO FINANCIAL STATEMENTS (Continued)

term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

In the accompanying statements of changes in net assets for the year ended December 31, 2020, net realized gain (loss) and change in net unrealized appreciation (depreciation) have been restated from amounts previously reported due to corrections to sale-buyback financing transactions for the Inflation Managed and Managed Bond Portfolios.

	As Previously Reported for the Year Ended December 31, 2020	Sale-buyback adjustment	As Restated for the Year Ended December 31, 2020
Inflation Managed
Net investment income (loss)	$4,855,396	$-	$4,855,396
Net realized gain (loss)	27,590,426	(29,371,684)	(1,781,258)
Change in net unrealized appreciation (depreciation)	17,295,757	29,371,684	46,667,441

Net Increase (Decrease) in Net Assets Resulting from Operations	49,741,579	-	49,741,579

Managed Bond
Net investment income (loss)	71,965,098	-	71,965,098
Net realized gain (loss)	190,113,101	(73,440,886)	116,672,215
Change in net unrealized appreciation (depreciation)	(12,960,956)	73,440,886	60,479,930

Net Increase (Decrease) in Net Assets Resulting from Operations	$249,117,243	$-	$249,117,243

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash

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NOTES TO FINANCIAL STATEMENTS (Continued)

due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: The Diversified Bond Portfolio used futures to manage duration, manage exposure to international bond markets and for yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond and Emerging Markets Debt Portfolios used interest rate futures contracts to manage duration and interest rate risk, and the Emerging Markets Debt Portfolio also utilized U.S. Treasury futures to hedge duration. The Hedged Equity Portfolio used index futures contracts to manage risk. The Equity Index, Small-Cap Equity, Small-Cap Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The International Value, International Growth, International Large-Cap, Small-Cap Equity and PD Small-Cap Value Index Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds. The PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio utilized futures to equitize large flows of cash.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: The Diversified Bond Portfolio used options to manage duration, manage exposure to international bond markets and yield curve exposure. The Managed Bond Portfolio sold/wrote options on futures, currencies, bond indices, and swaps, and also purchased options on futures, bond indices, currencies and TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. The Inflation Managed Portfolio sold/wrote options and swaptions on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Hedged Equity Portfolio purchased and wrote options on indices to manage risk. The Mid-Cap Growth Portfolio purchased and

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NOTES TO FINANCIAL STATEMENTS (Continued)

wrote option contracts on individual equity securities and index products to gain exposure to certain companies generate income and to hedge market risk on equity securities.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: The Diversified Bond Portfolio used Forward Contracts to take outright positions in a variety of currencies. The Inflation Managed and Managed Bond Portfolios purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge against currency exposure associated with some or all of these investments, and as a part the investment strategy for these Funds. The Emerging Markets Debt Portfolio used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Value Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration, manage exposure to international bond markets and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain or manage market exposure, for hedging purposes, to manage duration, and as a part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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NOTES TO FINANCIAL STATEMENTS (Continued)

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-downs or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: The Diversified Bond Portfolio utilized credit default swaps on investment grade indices to adjust credit exposure to certain international bond markets. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps on securities and credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, emerging markets or other sectors. The Inflation Managed and Managed Bond Portfolios purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market. The Emerging Markets Debt Portfolio entered into credit default swaps to obtain exposure on sovereign credit spreads and for hedging purposes.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the Inflation Managed Portfolio entered into total return swaps to hedge duration.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2021:

		Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2021	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$41,972,267	$663,125	$-	$10,193,825	$31,115,317
Inflation Managed	5,490,742	13,912	-	712,924	4,763,906
Managed Bond	12,461,746	1,669,595	-	2,440,498	8,351,653
Short Duration Bond	1,655	-	-	-	1,655
Emerging Markets Debt	5,480,416	51,562	-	1,510,378	3,918,476
Equity Index	558,855	-	558,855	-	-
Hedged Equity	1,056,480	-	1,056,480	-	-
Mid-Cap Growth	6,438	-	6,438	-	-
Small-Cap Equity	32,285	-	32,285	-	-
Small-Cap Index	172,568	-	172,568	-	-
PD Large-Cap Growth Index	31,371	-	31,371	-	-
PD Large-Cap Value Index	129,135	-	129,135	-	-
PD Mid-Cap Index	187,642	-	187,642	-	-
PD Small-Cap Growth Index	25,827	-	25,827	-	-
PD Small-Cap Value Index	49,130	-	49,130	-	-
PD Emerging Markets Index	101,774	-	101,774	-	-
PD International Large-Cap Index	271,342	-	271,342	-	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

		Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2021	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($34,187,359)	($96,137)	$-	($5,004,681)	($29,086,541)
Inflation Managed	(7,874,507)	(8,484)	-	(874,820)	(6,991,203)
Managed Bond	(10,746,101)	(495,323)	-	(5,219,774)	(5,031,004)
Short Duration Bond	(597,590)	-	-	-	(597,590)
Emerging Markets Debt	(4,902,192)	(574,241)	-	(1,601,824)	(2,726,127)
Hedged Equity	(1,051,727)	-	(1,051,727)	-	-
Mid-Cap Growth	(1,950,999)	-	(1,950,999)	-	-
Value	(1,213,865)	-	-	(1,213,865)	-

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2021:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($8,638,646)	$21,908,933	$-	($10,301,947)	($20,245,632)
Inflation Managed	5,706,274	(24,803)	-	3,436,071	2,295,006
Managed Bond	(1,301,624)	4,089,845	-	789,105	(6,180,574)
Short Duration Bond	1,171,380	-	-	-	1,171,380
Emerging Markets Debt	6,212,656	-	-	6,252,567	(39,911)
Equity Index	11,234,687	-	11,234,687	-	-
Hedged Equity	(3,899,649)	-	(3,899,649)	-	-
Mid-Cap Growth	(6,811,089)	-	(6,811,089)	-	-
Small-Cap Equity	(207,661)	-	(207,661)	-	-
Small-Cap Index	(15,907)	-	(15,907)	-	-
Value	5,306,181	-	-	5,306,181	-
International Growth	1,587,767	-	1,587,767	-	-
International Large-Cap	(343,305)	-	(343,305)	-	-
International Value	(431,559)	-	(431,559)	-	-
PD Large-Cap Growth Index	1,233,304	-	1,233,304	-	-
PD Large-Cap Value Index	2,009,187	-	2,009,187	-	-
PD Mid-Cap Index	1,114,740	-	1,114,740	-	-
PD Small-Cap Growth Index	(38,936)	-	(38,936)	-	-
PD Small-Cap Value Index	129,991	-	129,991	-	-
PD Emerging Markets Index	(326,323)	-	(326,323)	-	-
PD International Large-Cap Index	798,075	-	798,075	-	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($18,407,582)	($10,165,289)	$-	$4,175,974	($12,418,267)
Inflation Managed	(704,421)	54,377	-	1,463,687	(2,222,485)
Managed Bond	14,594,097	67,449	-	8,775,447	5,751,201
Short Duration Bond	(698,147)	-	-	-	(698,147)
Emerging Markets Debt	(4,545,421)	(522,679)	-	(4,831,680)	808,938
Equity Index	(786,158)	-	(786,158)	-	-
Hedged Equity	(7,895)	-	(7,895)	-	-
Mid-Cap Growth	(4,559)	-	(4,559)	-	-
Small-Cap Equity	39,980	-	39,980	-	-
Small-Cap Index	256,916	-	256,916	-	-
Value	(870,874)	-	-	(870,874)	-
PD Large-Cap Growth Index	(195,965)	-	(195,965)	-	-
PD Large-Cap Value Index	(18,739)	-	(18,739)	-	-
PD Mid-Cap Index	108,384	-	108,384	-	-
PD Small-Cap Growth Index	15,093	-	15,093	-	-
PD Small-Cap Value Index	39,006	-	39,006	-	-
PD Emerging Markets Index	101,774	-	101,774	-	-
PD International Large-Cap Index	271,342	-	271,342	-	-

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

For applicable Funds, the following is a summary of the average number of positions and values of derivative investments by derivative type, which serve as indicators of volume of derivative activity, for the fiscal year ended December 31, 2021:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	27	($13,699,640)	26	$3,293,132	54	($780,709)	28	$31,695,507
Inflation Managed	17	395,519	26	963,047	62	(49,585)	51	(1,508,424)
Managed Bond	5	(1,498,443)	39	(110,741)	8	(350,879)	45	5,092,856
Short Duration Bond	4	199,083	-	-	-	-	-	-
Emerging Markets Debt	4	37,639	79	(210,645)	-	-	9	68,923
Equity Index	1	362,566	-	-	-	-	-	-
Hedged Equity	1	(9,053)	-	-	3	4,602	-	-
Mid-Cap Growth	-	-	-	-	6	562,346	-	-
Small-Cap Equity	1	5,307	-	-	-	-	-	-
Small-Cap Index	1	(74,913)	-	-	-	-	-	-
Value	-	-	6	291,786	-	-	-	-
PD Large-Cap Growth Index	2	45,018	-	-	-	-	-	-
PD Large-Cap Value Index	2	(8,464)	-	-	-	-	-	-
PD Mid-Cap Index	2	21,504	-	-	-	-	-	-
PD Small-Cap Growth Index	1	3,991	-	-	-	-	-	-
PD Small-Cap Value Index	1	15,290	-	-	-	-	-	-
PD Emerging Markets Index	1	(41,145)	-	-	-	-	-	-
PD International Large-Cap Index	2	(56,951)	-	-	-	-	-	-

In addition to the table above, the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended December 31, 2021.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of December 31, 2021:

	Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities					Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instrument		Collateral Received		Net Amount			Financial Instrument		Collateral Pledged		Net Amount
	Assets							Liabilities

Diversified Bond
Forward foreign currency contracts	$6,654,942		($3,103,026)		$-		$3,551,916	($4,299,761)		$3,103,026		$-		($1,196,735)
Swap agreements	-		-		-		-	(1,987,371)		-		830,000		(1,157,371)

Inflation Managed
Forward foreign currency contracts	712,924		(82,088)		(261,345)		369,491	(874,820)		82,088		428,711		(364,021)
Option contracts	1,035,756		(1,035,756)		-		-	(1,224,137)		1,035,756		63,119		(125,262)
Sale-buyback financing transactions	-		-		-		-	(415,057,951)		415,057,951		-		-
Reverse repurchase agreements	-		-		-		-	(34,537,500)		-		34,537,500		-

Managed Bond
Forward foreign currency contracts	2,440,498		(1,855,622)		(356,481)		228,395	(5,219,774)		1,855,622		2,728,061		(636,091)
Option contracts	-		-		-		-	(881,154)		-		881,154		-
Swap agreements	76,227		(76,227)		-		-	(162,066)		76,227		85,839		-

Emerging Markets Debt
Forward foreign currency contracts	1,510,378		(1,210,966)		-		299,412	(1,601,824)		1,210,966		-		(390,858)
Swap agreements	51,562		(42,329)		-		9,233	(574,241)		42,329		419,459		(112,453)

Value
Forward foreign currency contracts	-		-		-		-	(1,213,865)		-		-		(1,213,865)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund, exceeded the value of the repurchase agreements as of December 31, 2021.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds. PLFA manages the Pacific Dynamix, Portfolio Optimization, PSF DFA Balanced Allocation, and ESG Portfolios directly. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2021, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, the advisory fee waiver, and the sub-adviser of each Fund (if applicable), are as follows:

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2022 (unless otherwise noted)	Sub-Adviser(s)
Core Income	0.50% on first $4 billion 0.48% on excess		Pacific Asset Management LLC
Diversified Bond	0.40% on first $4 billion 0.38% on excess		Western Asset Management Company, LLC
Floating Rate Income	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess	0.05%	Pacific Asset Management LLC

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2022 (unless otherwise noted)	Sub-Adviser(s)
High Yield Bond	0.40% on first $4 billion 0.38% on excess		Pacific Asset Management LLC
Inflation Managed	0.40% on first $4 billion 0.38% on excess		Pacific Investment Management Company LLC
Intermediate Bond	0.40% on first $4 billion 0.38% on excess		J.P. Morgan Investment Management Inc.
Managed Bond	0.40% on first $4 billion 0.38% on excess	0.015%	Pacific Investment Management Company LLC
Short Duration Bond	0.40% on first $4 billion 0.38% on excess		T. Rowe Price Associates, Inc.
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	0.05% (through April 30, 2023)	Principal Global Investors, LLC (Ashmore Investment Management Limited prior to November 1, 2021)
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess		T. Rowe Price Associates, Inc.
Equity Index	0.05% on first $4 billion 0.03% on excess		BlackRock Investment Management, LLC
Focused Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess		Janus Capital Management LLC
Growth	0.55% on first $4 billion 0.53% on excess		MFS Investment Management
Hedged Equity	0.60%		J.P. Morgan Investment Management Inc.
Large-Cap Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.045%	BlackRock Investment Management, LLC
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess		ClearBridge Investments, LLC
Main Street Core	0.45% on first $4 billion 0.43% on excess		Invesco Advisers, Inc.
Mid-Cap Equity	0.65% on first $4 billion 0.63% on excess		Scout Investments, Inc.
Mid-Cap Growth	0.70% on first $4 billion 0.68% on excess	0.025%	Delaware Investments Fund Advisers (Ivy Investment Management Company prior to April 30, 2021)
Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess		Boston Partners Global Investors, Inc.
Small-Cap Equity	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	0.10%	BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC (co-sub-advisers)
Small-Cap Growth	0.60% on first $4 billion 0.58% on excess		MFS Investment Management
Small-Cap Index	0.30% on first $4 billion 0.28% on excess		BlackRock Investment Management, LLC
Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess		AllianceBernstein L.P.
Value	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.075%	American Century Investment Management, Inc.
Value Advantage	0.66% on first $4 billion 0.64% on excess		J.P. Morgan Investment Management Inc.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2022 (unless otherwise noted)	Sub-Adviser(s)
Emerging Markets	0.80% on first $4 billion 0.78% on excess		Invesco Advisers, Inc.
International Growth	0.85% on first $100 million 0.75% on next $100 million 0.70% on next $300 million 0.65% on excess		ClearBridge Investments, LLC
International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess	0.03%	MFS Investment Management
International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess	0.015% (through April 30, 2023)	FIAM LLC (QS Investors, LLC prior to November 1, 2021)
International Value	0.65% on first $4 billion 0.63% on excess		Wellington Management Company LLP
Health Sciences	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		BlackRock Investment Management, LLC
Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess	0.09%	Principal Real Estate Investors, LLC
Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		MFS Investment Management
ESG Portfolios PSF DFA Balanced Allocation Pacific Dynamix Portfolios	0.20%
Portfolio Optimization Portfolios	0.10%
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Mid-Cap Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess		BlackRock Investment Management, LLC
PD Emerging Markets Index	0.60% on first $50 million 0.35% on excess	0.44% on first $50 million 0.18% on excess	FIAM LLC serves as the sub-adviser and Geode Capital Management, LLC serves as the sub-subadviser (Dimensional Fund Advisors LP prior to April 30, 2021)
PD International Large-Cap Index	0.25% on first $100 million 0.20% on excess	0.10% on first $100 million 0.05% on excess	FIAM LLC serves as the sub-adviser and Geode Capital Management, LLC serves as the sub-subadviser (Dimensional Fund Advisors LP prior to April 30, 2021)

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I, Class D and those Class P shares of the Trust that are offered to certain separate accounts, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for those Class P shares of the Trust that are utilized by the Funds of Funds and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life from each Fund for the fiscal year ended December 31, 2021 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2021 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the Pacific Dynamix Portfolios, Portfolio Optimization Portfolios and Pacific Dynamix Underlying Funds) for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average daily net assets through April 30, 2022 (“expense cap”). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets for Class I shares and 0.39% for Class P shares through April 30, 2022. There are no expense caps for the Portfolio Optimization Portfolios and the Pacific Dynamix Underlying Funds.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund for the fiscal year ended December 31, 2021 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2021 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2021 that are subject to recoupment by PLFA from the Funds are as follows:

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Expiration
Portfolio	2022	2023	2024
Pacific Dynamix – Conservative Growth	$314,004	$299,326	$226,369
Pacific Dynamix – Moderate Growth	1,220,228	1,115,577	908,902
Pacific Dynamix – Growth	435,967	476,844	521,634
ESG Diversified			44,602
ESG Diversified Growth			16,372
Hedged Equity			56,649

There was no recoupment of expense reimbursement by PLFA from any Funds for the fiscal year ended December 31, 2021.

C. INVESTMENTS IN AFFILIATED MUTUAL FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended December 31, 2021 is as follows:

	Beginning Value as of January 1, 2021	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2021
						Ending Value	Share Balance
ESG Diversified
Pacific Funds ESG Core Bond Class I	$-	$3,333,577	$134,789	$301	($15,666)	$3,183,423	326,170

ESG Diversified Growth
Pacific Funds ESG Core Bond Class I	$-	$1,150,408	$5,537	($10)	($3,385)	$1,141,476	116,955

Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond Class P	$59,703,352	$3,849,380	$4,875,314	$593,787	($812,496)	$58,458,709	5,149,714
PD Aggregate Bond Index Class P	227,234,373	19,689,836	9,241,721	1,998,710	(6,087,924)	233,593,274	16,744,159
PD High Yield Bond Market Class P	93,568,812	5,885,920	6,142,628	2,210,319	2,608,667	98,131,090	5,154,298
PD Large-Cap Growth Index Class P	75,866,016	4,193,652	39,775,154	21,276,427	(8,449,704)	53,111,237	646,034
PD Large-Cap Value Index Class P	69,080,173	3,157,914	26,268,908	11,021,951	3,345,976	60,337,106	1,391,000
PD Mid-Cap Index Class P	36,324,939	7,828,242	8,997,240	1,883,083	6,330,372	43,369,396	3,152,044
PD Small-Cap Growth Index Class P	3,377,781	11,821,494	1,785,741	795,969	(1,027,884)	13,181,619	278,959
PD Small-Cap Value Index Class P	3,360,409	18,731,103	3,465,514	1,684,373	(325,039)	19,985,332	548,418
PD Emerging Markets Index Class P	23,516,998	10,975,398	4,618,124	1,495,735	(2,020,189)	29,349,818	1,406,711
PD International Large-Cap Index Class P	53,013,195	3,015,304	15,881,661	5,553,884	983,737	46,684,459	1,882,022
Total	$645,046,048	$89,148,243	$121,052,005	$48,514,238	($5,454,484)	$656,202,040

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond Class P	$140,871,632	$9,736,737	$3,420,969	$413,551	($959,497)	$146,641,454	12,917,863
PD Aggregate Bond Index Class P	617,911,885	98,879,631	2,029,169	435,044	(10,611,432)	704,585,959	50,505,304
PD High Yield Bond Market Class P	279,755,179	33,426,053	2,351,871	891,021	14,659,096	326,379,478	17,142,959
PD Large-Cap Growth Index Class P	470,836,451	446,341	177,292,708	120,522,759	(30,384,642)	384,128,201	4,672,454
PD Large-Cap Value Index Class P	453,040,081	2,245,436	139,320,374	67,524,106	27,855,167	411,344,416	9,483,055
PD Mid-Cap Index Class P	226,356,499	54,148,168	19,283,165	4,052,377	51,957,187	317,231,066	23,056,036
PD Small-Cap Growth Index Class P	30,299,321	46,599,139	3,382,276	1,266,855	(2,051,407)	72,731,632	1,539,199
PD Small-Cap Value Index Class P	30,277,203	83,764,207	4,954,346	2,117,111	8,035,166	119,239,341	3,272,050
PD Emerging Markets Index Class P	144,334,894	24,738,281	7,864,584	2,663,099	(5,040,234)	158,831,456	7,612,653
PD International Large-Cap Index Class P	342,630,756	4,693,436	48,213,931	13,847,816	30,978,488	343,936,565	13,865,347
Total	$2,736,313,901	$358,677,429	$408,113,393	$213,733,739	$84,437,892	$2,985,049,568

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond Class P	$18,721,433	$9,184,214	$118,926	$7,214	($109,084)	$27,684,851	2,438,800
PD Aggregate Bond Index Class P	149,971,101	75,355,892	1,127,153	195,346	(2,939,025)	221,456,161	15,874,161
PD High Yield Bond Market Class P	81,627,085	34,043,076	552,651	175,981	4,696,196	119,989,687	6,302,413
PD Large-Cap Growth Index Class P	285,372,949	38,401,446	75,793,673	52,207,324	13,806,007	313,994,053	3,819,357
PD Large-Cap Value Index Class P	266,842,219	54,059,237	51,047,813	23,164,989	40,503,725	333,522,357	7,688,960
PD Mid-Cap Index Class P	139,294,527	81,911,435	740,010	157,546	38,611,116	259,234,614	18,840,912
PD Small-Cap Growth Index Class P	20,487,670	46,106,317	1,389,135	818,400	(1,407,492)	64,615,760	1,367,445
PD Small-Cap Value Index Class P	13,712,130	65,692,479	1,820,821	523,100	5,171,316	83,278,204	2,285,239
PD Emerging Markets Index Class P	77,273,542	47,086,528	1,286,998	411,165	(3,281,743)	120,202,494	5,761,201
PD International Large-Cap Index Class P	217,411,351	64,167,076	8,875,116	3,181,953	29,092,517	304,977,781	12,294,775
Total	$1,270,714,007	$516,007,700	$142,752,296	$80,843,018	$124,143,533	$1,848,955,962

Portfolio Optimization Conservative
Core Income Class P	$68,729,398	$1,418,637	$8,580,684	$1,343,562	($1,539,195)	$61,371,718	4,780,540
Diversified Bond Class P	470,040,121	25,771,618	55,441,923	15,457,933	(23,521,603)	432,306,146	26,682,692
Floating Rate Income Class P	25,121,951	330,560	11,342,559	1,919,854	(1,058,951)	14,970,855	1,067,163
High Yield Bond Class P	100,583,173	1,402,338	17,323,529	3,132,909	2,096,167	89,891,058	8,259,049
Inflation Managed Class P	50,343,089	1,016,397	9,005,842	1,845,316	842,403	45,041,363	2,987,584
Intermediate Bond Class P	129,953,152	19,875,338	16,236,784	(24,584)	(1,903,860)	131,663,262	13,186,978
Managed Bond Class P	253,767,130	5,112,516	57,309,639	7,455,119	(10,680,425)	198,344,701	12,116,045
Short Duration Bond Class P	250,967,822	5,247,541	46,379,008	4,756,511	(5,233,773)	209,359,093	18,699,774
Emerging Markets Debt Class P	41,927,637	27,970,283	7,868,216	1,702,714	(4,069,028)	59,663,390	4,807,264
Dividend Growth Class P	31,244,215	1,175,908	16,697,921	5,710,999	(316,396)	21,116,805	518,678
Equity Index Class P	17,699,653	613,745	11,501,429	4,099,284	(1,161,593)	9,749,660	78,795

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2021	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2021
						Ending Value	Share Balance
Portfolio Optimization Conservative (Continued)
Focused Growth Class P	$-	$9,614,494	$3,079,351	$369,436	$1,258,093	$8,162,672	126,576
Growth Class P	30,231,463	2,417,734	17,145,894	6,837,200	(2,238,185)	20,102,318	285,304
Large-Cap Growth Class P	22,668,418	1,823,105	14,397,431	5,953,294	(3,423,590)	12,623,796	432,643
Large-Cap Value Class P	31,279,919	1,641,987	22,257,391	7,928,672	(2,817,768)	15,775,419	415,466
Main Street Core Class P	13,472,292	449,743	9,321,479	3,498,609	(1,360,952)	6,738,213	87,648
Mid-Cap Equity Class P	10,045,998	1,198,369	3,896,532	1,420,752	168,353	8,936,940	210,990
Mid-Cap Growth Class P	11,680,220	10,884,059	7,792,142	3,484,436	(419,077)	17,837,496	504,777
Mid-Cap Value Class P	20,292,524	2,303,052	9,374,310	2,509,795	2,339,175	18,070,236	443,191
Small-Cap Equity Class P	-	18,419,088	3,938,686	55,132	359,485	14,895,019	375,951
Small-Cap Value Class P	-	18,628,265	4,659,153	160,683	771,347	14,901,142	394,794
Value Class P	13,505,811	5,096,127	5,888,543	790,563	2,294,465	15,798,423	701,762
Value Advantage Class P	25,348,693	1,805,809	15,425,037	4,488,832	1,078,329	17,296,626	696,370
Emerging Markets Class P	25,417,385	15,781,409	9,168,257	2,491,423	(4,845,355)	29,676,605	1,287,078
International Growth Class P	-	11,557,300	257,234	3,991	(89,012)	11,215,045	1,130,717
International Large-Cap Class P	16,685,807	1,245,306	12,513,565	4,113,635	(2,012,054)	7,519,129	504,666
International Value Class P	16,684,765	1,358,324	17,100,566	4,789,399	(1,999,450)	3,732,472	232,179
Total	$1,677,690,636	$194,159,052	$413,903,105	$96,295,469	($57,482,450)	$1,496,759,602

Portfolio Optimization Moderate-Conservative
Core Income Class P	$74,778,060	$9,300,231	$5,058,778	$899,183	($790,007)	$79,128,689	6,163,716
Diversified Bond Class P	519,170,547	83,571,594	39,963,926	11,547,968	(17,534,759)	556,791,424	34,366,141
Floating Rate Income Class P	34,959,953	19,495	13,888,542	1,344,282	(101,564)	22,333,624	1,592,000
High Yield Bond Class P	178,794,545	3,080	62,672,357	20,081,808	(12,914,940)	123,292,136	11,327,887
Inflation Managed Class P	67,538,008	2,824,695	7,052,480	1,557,972	2,488,893	67,357,088	4,467,782
Intermediate Bond Class P	142,025,089	38,197,709	9,537,678	23,326	(1,702,610)	169,005,836	16,927,093
Managed Bond Class P	273,835,849	347,339	17,471,347	3,855,603	(6,456,310)	254,111,134	15,522,583
Short Duration Bond Class P	169,730,971	341,217	58,577,178	4,545,861	(4,786,673)	111,254,198	9,937,129
Emerging Markets Debt Class P	48,154,070	24,172,986	4,138,532	153,313	(2,866,886)	65,474,951	5,275,520
Dividend Growth Class P	81,566,993	25,614	31,440,370	10,974,470	5,040,990	66,167,697	1,625,232
Equity Index Class P	46,337,548	28,638	24,402,932	10,123,407	(1,527,650)	30,559,011	246,972
Focused Growth Class P	-	27,812,367	6,486,447	807,407	4,378,741	26,512,068	411,114
Growth Class P	77,267,184	283,190	28,331,530	13,822,885	480,390	63,522,119	901,542
Large-Cap Growth Class P	59,567,451	183,213	26,848,911	12,464,069	(4,390,380)	40,975,442	1,404,312
Large-Cap Value Class P	81,586,237	51,742	46,364,860	19,111,594	(4,619,190)	49,765,523	1,310,638
Main Street Core Class P	35,059,078	18,774	19,900,050	9,653,323	(3,421,950)	21,409,175	278,482
Mid-Cap Equity Class P	25,028,881	85,763	6,815,901	2,438,661	1,349,366	22,086,770	521,440
Mid-Cap Growth Class P	24,894,435	23,239,553	11,224,880	6,261,592	996,497	44,167,197	1,249,873
Mid-Cap Value Class P	49,440,478	135,787	15,963,909	5,446,270	6,294,334	45,352,960	1,112,327
Small-Cap Equity Class P	-	26,710,764	1,793,982	69,738	548,652	25,535,172	644,509
Small-Cap Growth Class P	6,368,246	36,436	1,495,459	854,689	(657,694)	5,106,218	128,785
Small-Cap Index Class P	12,713,197	115,738	3,901,430	1,340,236	475,919	10,743,660	299,159
Small-Cap Value Class P	6,377,535	18,765,647	3,770,225	1,174,194	1,914,880	24,462,031	648,101
Value Class P	36,483,578	16,248,508	9,907,577	3,971,221	5,395,966	52,191,696	2,318,342
Value Advantage Class P	69,101,307	89,401	30,813,699	12,832,499	3,088,798	54,298,306	2,186,073
Emerging Markets Class P	74,617,321	858,867	9,820,162	4,875,928	(9,747,356)	60,784,598	2,636,236
International Growth Class P	-	48,880,283	698,427	11,508	(392,636)	47,800,728	4,819,336
International Large-Cap Class P	73,593,124	204,653	44,691,841	13,762,910	(4,507,124)	38,361,722	2,574,749
International Small-Cap Class P	12,441,747	35,509	2,961,821	909,563	701,563	11,126,561	604,127
International Value Class P	73,732,809	259,186	61,298,026	12,301,040	546,961	25,541,970	1,588,842
Real Estate Class P	11,998,978	17,406	4,448,318	1,017,785	2,998,892	11,584,743	276,387
Total	$2,367,163,219	$322,865,385	$611,741,575	$188,234,305	($39,716,887)	$2,226,804,447

Portfolio Optimization Moderate
Core Income Class P	$263,705,687	$19,979,104	$12,875,969	$2,849,349	($2,793,704)	$270,864,467	21,098,944
Diversified Bond Class P	1,854,756,141	174,055,565	105,701,300	29,970,103	(55,588,278)	1,897,492,231	117,116,542
Floating Rate Income Class P	94,004,661	18,769	49,237,655	7,450,364	(4,564,961)	47,671,178	3,398,129
High Yield Bond Class P	443,904,246	33,152	37,802,365	14,962,327	9,154,276	430,251,636	39,530,843
Inflation Managed Class P	89,003,794	9,353,128	8,352,161	1,857,775	3,950,938	95,813,474	6,355,288
Intermediate Bond Class P	506,810,256	101,312,269	23,389,143	87,179	(6,720,993)	578,099,568	57,900,635
Managed Bond Class P	975,917,831	588,672	101,574,912	15,766,252	(26,288,534)	864,409,309	52,803,136
Short Duration Bond Class P	408,289,133	317,541	28,616,971	2,732,870	(3,671,021)	379,051,552	33,856,558
Emerging Markets Debt Class P	99,938,382	99,984,784	8,390,420	1,984,326	(7,668,509)	185,848,563	14,974,395
Dividend Growth Class P	516,737,613	-	187,481,842	64,936,570	39,076,846	433,269,187	10,642,093
Equity Index Class P	294,569,386	-	151,621,804	60,373,380	(5,080,238)	198,240,724	1,602,141
Focused Growth Class P	-	174,269,107	36,255,631	4,619,180	28,276,610	170,909,266	2,650,233
Growth Class P	566,294,458	134,790	238,511,537	109,835,262	(17,418,388)	420,334,585	5,965,630
Large-Cap Growth Class P	429,626,691	82,862	214,388,277	97,738,849	(46,752,922)	266,307,203	9,126,891
Large-Cap Value Class P	461,716,202	-	226,771,501	99,329,501	(10,747,570)	323,526,632	8,520,483
Main Street Core Class P	221,218,836	-	117,651,752	62,784,233	(21,753,893)	144,597,424	1,880,866
Mid-Cap Equity Class P	136,023,144	112,106	33,185,079	12,169,525	8,557,858	123,677,554	2,919,868
Mid-Cap Growth Class P	192,669,323	94,274,870	59,656,923	33,233,742	10,929,765	271,450,777	7,681,694

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2021	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2021
						Ending Value	Share Balance
Portfolio Optimization Moderate (Continued)
Mid-Cap Value Class P	$243,108,728	$-	$73,572,694	$29,995,843	$28,263,698	$227,795,575	5,586,917
Small-Cap Equity Class P	37,026,315	114,945,801	11,045,525	4,859,789	6,959,952	152,746,332	3,855,324
Small-Cap Growth Class P	21,338,556	63,469	4,412,736	2,743,265	(2,122,699)	17,609,855	444,141
Small-Cap Index Class P	64,179,461	125,863	17,812,808	9,462,257	(290,668)	55,664,105	1,549,978
Small-Cap Value Class P	37,615,219	113,546,491	16,564,892	5,806,000	12,712,777	153,115,595	4,056,672
Value Class P	207,627,373	125,771,881	52,998,518	19,239,507	39,217,743	338,857,986	15,051,985
Value Advantage Class P	391,921,989	-	135,542,188	55,284,868	41,069,127	352,733,796	14,201,216
Emerging Markets Class P	415,644,774	1,505,521	45,668,677	22,625,907	(50,718,605)	343,388,920	14,892,820
International Growth Class P	-	232,911,302	2,203,119	30,438	(1,875,928)	228,862,693	23,074,258
International Large-Cap Class P	357,854,206	-	191,780,570	59,791,188	(13,703,356)	212,161,468	14,239,782
International Small-Cap Class P	52,005,083	44,245	11,397,589	3,507,831	3,284,781	47,444,351	2,576,035
International Value Class P	360,110,661	232,492	246,682,103	29,606,347	37,099,086	180,366,483	11,219,723
Real Estate Class P	99,461,893	-	34,804,871	8,241,570	25,857,778	98,756,370	2,356,114
Total	$9,843,080,042	$1,263,663,784	$2,485,951,532	$873,875,597	$16,650,968	$9,511,318,859

Portfolio Optimization Growth
Core Income Class P	$139,763,081	$23,802,943	$4,269,377	$939,751	($544,386)	$159,692,012	12,439,184
Diversified Bond Class P	1,014,282,757	146,577,247	38,476,214	10,909,727	(23,018,903)	1,110,274,614	68,528,093
Floating Rate Income Class P	76,568,456	-	35,654,636	5,382,732	(2,898,329)	43,398,223	3,093,541
High Yield Bond Class P	249,515,379	8,138,076	10,321,253	2,920,075	11,414,603	261,666,880	24,041,541
Intermediate Bond Class P	280,009,540	65,825,652	7,078,052	9,647	(3,542,710)	335,224,077	33,574,989
Managed Bond Class P	532,923,625	20	19,163,245	2,427,502	(7,573,461)	508,614,441	31,069,121
Short Duration Bond Class P	190,720,888	24,648,901	1,091,061	83,417	(640,393)	213,721,752	19,089,442
Emerging Markets Debt Class P	81,904,334	52,148,214	3,233,305	128,251	(4,913,603)	126,033,891	10,154,941
Dividend Growth Class P	585,222,442	-	175,151,423	66,969,176	57,583,849	534,624,044	13,131,603
Equity Index Class P	335,512,276	-	156,297,651	66,995,981	(942,408)	245,268,198	1,982,208
Focused Growth Class P	-	228,427,639	41,343,174	5,398,115	38,159,248	230,641,828	3,576,486
Growth Class P	662,662,022	-	219,837,385	106,198,815	16,993,776	566,017,228	8,033,242
Large-Cap Growth Class P	499,480,823	-	213,099,567	98,519,761	(31,542,160)	353,358,857	12,110,329
Large-Cap Value Class P	516,955,152	-	232,564,164	96,303,033	5,672,068	386,366,089	10,175,440
Main Street Core Class P	248,584,159	-	119,449,011	63,267,194	(14,892,002)	177,510,340	2,308,984
Mid-Cap Equity Class P	174,319,436	12	43,563,527	23,603,175	2,612,896	156,971,992	3,705,907
Mid-Cap Growth Class P	232,803,129	88,348,402	56,322,696	31,332,346	18,785,494	314,946,675	8,912,570
Mid-Cap Value Class P	321,972,391	-	79,789,540	34,791,402	43,963,411	320,937,664	7,871,321
Small-Cap Equity Class P	51,375,717	72,829,310	7,920,306	4,990,913	9,468,163	130,743,797	3,299,979
Small-Cap Growth Class P	51,649,686	22	12,777,513	8,351,215	(6,991,411)	40,231,999	1,014,698
Small-Cap Index Class P	85,267,083	22	12,946,177	6,749,336	5,228,186	84,298,450	2,347,307
Small-Cap Value Class P	47,657,315	76,037,632	11,883,132	5,361,819	14,480,042	131,653,676	3,488,056
Value Class P	233,288,089	149,118,106	45,171,182	16,442,854	51,366,918	405,044,785	17,991,985
Value Advantage Class P	437,584,460	-	126,378,891	49,364,045	61,024,718	421,594,332	16,973,571
Emerging Markets Class P	454,189,616	249	38,376,786	18,961,211	(51,121,819)	383,652,471	16,639,055
International Growth Class P	-	340,410,107	1,796,474	22,336	(2,758,900)	335,877,069	33,863,597
International Large-Cap Class P	467,633,391	9,861,160	249,383,502	89,335,911	(25,241,249)	292,205,711	19,612,164
International Small-Cap Class P	90,942,100	13	16,847,887	5,163,828	6,826,926	86,084,980	4,674,063
International Value Class P	473,519,609	21	315,794,017	36,605,218	51,736,944	246,067,775	15,306,681
Real Estate Class P	85,565,231	-	24,780,614	6,112,065	24,532,453	91,429,135	2,181,302
Total	$8,621,872,187	$1,286,173,748	$2,320,761,762	$863,640,851	$243,227,961	$8,694,152,985
Portfolio Optimization Aggressive-Growth
Core Income Class P	$16,158,686	$3,453,291	$477,654	$80,203	($19,978)	$19,194,548	1,495,156
Diversified Bond Class P	115,388,304	22,487,092	4,196,361	742,532	(1,950,216)	132,471,351	8,176,364
Floating Rate Income Class P	8,527,764	345,189	8,982,765	1,273,603	(1,163,791)	-	-
High Yield Bond Class P	55,786,470	4,383,032	2,157,201	404,974	2,918,618	61,335,893	5,635,445
Intermediate Bond Class P	31,858,733	9,545,853	813,947	(927)	(371,901)	40,217,811	4,028,089
Managed Bond Class P	60,217,955	2,892,055	2,066,441	245,009	(773,981)	60,514,597	3,696,583
Short Duration Bond Class P	15,585,954	4,588,285	130,288	10,032	(63,801)	19,990,182	1,785,506
Emerging Markets Debt Class P	18,089,720	13,127,301	674,333	133,823	(1,200,622)	29,475,889	2,374,964
Dividend Growth Class P	141,765,471	5,416	32,764,743	14,141,564	18,052,981	141,200,689	3,468,215
Equity Index Class P	81,518,020	-	34,135,657	15,596,231	1,270,466	64,249,060	519,248
Focused Growth Class P	-	59,188,945	10,315,906	1,339,641	9,954,237	60,166,917	932,988
Growth Class P	159,052,453	1,596,266	45,711,123	23,353,128	8,360,529	146,651,253	2,081,359
Large-Cap Growth Class P	120,958,414	820,243	47,007,260	22,199,635	(4,779,055)	92,191,977	3,159,607
Large-Cap Value Class P	125,205,733	-	53,208,465	19,277,468	5,905,186	97,179,922	2,559,356
Main Street Core Class P	59,910,716	827	26,121,861	12,838,239	(640,091)	45,987,830	598,191
Mid-Cap Equity Class P	53,450,653	20,341	14,489,347	8,054,989	(95,728)	46,940,908	1,108,214
Mid-Cap Growth Class P	75,704,831	24,794,830	16,891,673	9,411,829	6,375,768	99,395,585	2,812,762
Mid-Cap Value Class P	95,480,788	27,036	18,051,383	7,899,650	16,152,946	101,509,037	2,489,612
Small-Cap Equity Class P	15,634,688	21,003,311	2,280,553	934,203	3,452,275	38,743,924	977,898
Small-Cap Growth Class P	19,961,224	30,017	5,419,083	2,159,788	(1,632,809)	15,099,137	380,818
Small-Cap Index Class P	23,221,238	4,397,359	3,231,888	1,690,415	1,534,544	27,611,668	768,852
Small-Cap Value Class P	14,852,020	21,549,327	3,480,575	1,563,295	4,515,620	38,999,687	1,033,265

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2021	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2021
						Ending Value	Share Balance
Portfolio Optimization Aggressive-Growth (Continued)
Value Class P	$56,562,323	$37,780,284	$9,412,102	$2,537,811	$14,213,044	$101,681,360	4,516,660
Value Advantage Class P	105,300,475	13,838	27,022,816	10,393,309	16,607,093	105,291,899	4,239,097
Emerging Markets Class P	142,538,205	2,354,701	8,389,219	3,241,986	(13,916,682)	125,828,991	5,457,219
International Growth Class P	-	89,062,516	414,957	6,790	(722,192)	87,932,157	8,865,443
International Large-Cap Class P	140,096,911	151,703	66,734,846	23,855,962	(5,775,123)	91,594,607	6,147,616
International Small-Cap Class P	30,599,659	22,782	4,553,092	1,405,121	2,699,042	30,173,512	1,638,299
International Value Class P	141,362,356	449,212	82,525,169	11,423,896	15,887,049	86,597,344	5,386,800
Real Estate Class P	38,351,351	9,359	17,018,366	3,145,920	7,989,728	32,477,992	774,855
Total	$1,963,141,115	$324,100,411	$548,679,074	$199,360,119	$102,783,156	$2,040,705,727

As of December 31, 2021, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Portfolio	Ownership Percentage
Hedged Equity	26.79%
ESG Diversified	63.33%
ESG Diversified Growth	98.16%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed.

Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the option to select one or more credit rate options for their deferred account that track the total return of certain Funds and share classes of the Trust or Pacific Funds (without a sales load). The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation).

Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of certain Funds of the Trust to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation due to the DCP Liability is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2021, such expenses increased by $331,549 for the applicable Funds of the Trust as a result of the market value appreciation on such accounts. As of December 31, 2021, the total amount in the DCP Liability accounts was $2,603,527 for all applicable Funds of the Trust.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust, affiliated funds outside of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board receives a written representation from the Trust’s Chief Compliance Officer that the transactions were conducted in compliance with applicable Trust policies and procedures.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

For the fiscal year ended December 31, 2021, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Equity Index	$24,836	$-	$-
Small-Cap Equity	851,811	744,473	156,393
Small-Cap Index	226,275	342,791	228,682
PD Large-Cap Growth Index	1,540,862	1,304,970	278,590
PD Large-Cap Value Index	1,432,848	1,508,059	532,520
PD Small-Cap Growth Index	1,576,725	2,241,507	100,722
PD Small-Cap Value Index	1,399,820	911,377	142,278

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is Applicable Rate (0.10% plus (the higher of the Federal Funds Effective Rate or the Overnight Bank Funding Rate)) plus an applicable margin of 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2021, the actual interest rate on borrowing by the Trust was 1.33%. The committed line of credit will expire on October 11, 2022, unless renewed, and is available to all Funds except the ESG Diversified, ESG Diversified Growth, PSF DFA Balanced Allocation, Pacific Dynamix, Portfolio Optimization, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Equity Index	1.33%	$32,118,707
Focused Growth	1.34%	2,615,300
Growth	1.34%	2,351,793
Large-Cap Growth	1.34%	2,069,197
Large-Cap Value	1.34%	1,260,759
Main Street Core	1.33%	624,938
Mid-Cap Equity	1.35%	814,880
Mid-Cap Growth	1.34%	5,629,823
Small-Cap Growth	1.36%	103,351
Small-Cap Index	1.34%	4,454,558
International Growth	1.31%	490,757

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
International Large-Cap	1.33%	$10,069,046
International Small-Cap	1.35%	1,045,532
International Value	1.32%	3,703,808
Real Estate	1.33%	1,559,148
Technology	1.35%	382,325
PD Large-Cap Growth Index	1.34%	524,507
PD Small-Cap Growth Index	1.35%	395,186
PD Small-Cap Value Index	1.35%	260,570
PD Emerging Markets Index	1.34%	1,839,453
PD International Large-Cap Index	1.35%	497,674

As of December 31, 2021, the International Growth Portfolio had loans outstanding in the amount of $496,919 in connection with this revolving line of credit. No other Fund had a loan outstanding in connection with this revolving line of credit agreement as of December 31, 2021.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2021, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$206,259,053	$196,082,963
Diversified Bond	4,487,527,441	4,386,935,445
Inflation Managed	749,483,409	772,425,362
Intermediate Bond	1,506,516,505	1,514,932,198
Managed Bond	8,710,306,463	9,268,702,106
Short Duration Bond	738,633,285	767,174,042
PD Aggregate Bond Index	1,145,294,564	985,117,510

	Other Securities
Portfolio	Purchases	Sales
Core Income	$360,457,717	$333,193,202
Diversified Bond	656,231,502	459,147,217
Floating Rate Income	435,728,775	518,048,793
High Yield Bond	594,456,420	630,946,004
Inflation Managed	61,471,557	49,293,763
Intermediate Bond	338,215,078	130,713,816
Managed Bond	496,462,410	600,787,547
Short Duration Bond	461,529,000	510,894,015
Emerging Markets Debt	856,084,954	703,642,275
Dividend Growth	167,821,734	609,946,206
Equity Index	96,681,526	422,825,254

	Other Securities
Portfolio	Purchases	Sales
Focused Growth	$700,719,340	$308,820,599
Growth	280,110,099	850,265,310
Hedged Equity	64,464,359	12,808,519
Large-Cap Growth	515,942,615	1,070,064,871
Large-Cap Value	242,160,986	819,378,589
Main Street Core	468,903,804	815,729,127
Mid-Cap Equity	970,539,807	1,098,719,128
Mid-Cap Growth	527,178,400	447,317,355
Mid-Cap Value	183,110,446	355,347,516
Small-Cap Equity	436,642,375	205,121,194
Small-Cap Growth	231,968,961	266,755,494

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Index	$176,987,993	$218,833,777
Small-Cap Value	515,796,376	307,736,202
Value	714,326,821	511,506,939
Value Advantage	268,880,637	564,911,491
Emerging Markets	660,007,687	763,476,566
International Growth	735,979,856	16,591,037
International Large-Cap	142,291,826	731,674,029
International Small-Cap	342,994,523	386,021,701
International Value	388,484,210	1,085,286,680
Health Sciences	210,059,757	232,482,317
Real Estate	112,298,567	213,691,876
Technology	117,792,725	139,783,106
ESG Diversified	17,896,934	1,666,392
ESG Diversified Growth	13,303,645	344,485
PSF DFA Balanced Allocation	114,828,818	56,963,644
Pacific Dynamix – Conservative Growth	89,148,243	121,052,005
Pacific Dynamix – Moderate Growth	358,677,429	408,113,393

	Other Securities
Portfolio	Purchases	Sales
Pacific Dynamix – Growth	$516,007,700	$142,752,296
Portfolio Optimization Conservative	194,159,052	413,903,105
Portfolio Optimization Moderate-Conservative	322,865,385	611,741,575
Portfolio Optimization Moderate	1,263,663,784	2,485,951,532
Portfolio Optimization Growth	1,286,173,748	2,320,761,762
Portfolio Optimization Aggressive-Growth	324,100,411	548,679,074
PD 1-3 Year Corporate Bond	128,949,155	108,745,673
PD Aggregate Bond Index	87,535,759	45,015,527
PD High Yield Bond Market	212,617,548	125,840,070
PD Large-Cap Growth Index	157,104,700	396,598,846
PD Large-Cap Value Index	178,502,806	318,682,098
PD Mid-Cap Index	218,253,333	99,749,300
PD Small-Cap Growth Index	175,232,147	78,023,165
PD Small-Cap Value Index	254,127,191	94,853,448
PD Emerging Markets Index	182,267,736	121,596,645
PD International Large-Cap Index	365,567,464	357,840,852

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2021, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
Inflation Managed
Reverse repurchase agreements	U.S. Treasury Obligations	$-	$34,537,500	$-	$-	$34,537,500
Sale-buyback financing transactions	U.S. Treasury Obligations	-	411,269,507	3,788,444		415,057,951

Total borrowings		$-	$445,807,007	$3,788,444	$-	$449,595,451

11. FEDERAL INCOME TAX INFORMATION

Each Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes. The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments on a tax basis is not applicable to Funds that are treated as partnerships for Federal income tax purposes.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2017.

12. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the years ended December 31, 2021 and 2020 were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
Class I
Shares sold	761,842	3,345,850	14,996,039	8,993,389	3,642,290	2,858,260
Share repurchased	(712,630)	(2,261,984)	(6,643,166)	(21,546,469)	(2,060,146)	(4,747,480)
Net Increase (decrease)	49,212	1,083,866	8,352,873	(12,553,080)	1,582,144	(1,889,220)
Shares outstanding, beginning of year	3,664,360	2,580,494	38,946,205	51,499,285	17,978,892	19,868,112
Shares outstanding, end of year	3,713,572	3,664,360	47,299,078	38,946,205	19,561,036	17,978,892
Class P
Shares sold	4,639,651	11,724,619	29,057,881	24,543,163	128,408	1,940,613
Shares repurchased	(2,441,194)	(12,665,367)	(15,093,646)	(41,859,194)	(8,779,168)	(14,967,889)
Net increase (decrease)	2,198,457	(940,748)	13,964,235	(17,316,031)	(8,650,760)	(13,027,276)
Shares outstanding, beginning of year	43,780,275	44,721,023	241,040,582	258,356,613	17,873,639	30,900,915
Shares outstanding, end of year	45,978,732	43,780,275	255,004,817	241,040,582	9,222,879	17,873,639

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year/Period Ended December 31, 2021	Year Ended December 31, 2020	Year/Period Ended December 31, 2021	Year/Period Ended December 31, 2020
	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio (1), (2)
Class I
Shares sold	6,968,729	11,921,059	4,332,281	2,114,905	109,607
Share repurchased	(7,930,996)	(11,407,785)	(2,306,948)	(3,557,530)	(20)
Net Increase (decrease)	(962,267)	513,274	2,025,333	(1,442,625)	109,587
Shares outstanding, beginning of year	36,510,241	35,996,967	23,386,581	24,829,206	-
Shares outstanding, end of year	35,547,974	36,510,241	25,411,914	23,386,581	109,587
Class P
Shares sold	1,378,450	21,885,154	966,281	4,928,620	23,929,859	108,782,452
Shares repurchased	(12,381,557)	(10,944,104)	(1,673,884)	(2,809,330)	(5,696,096)	(1,398,430)
Net increase (decrease)	(11,003,107)	10,941,050	(707,603)	2,119,290	18,233,763	107,384,022
Shares outstanding, beginning of year	99,832,500	88,891,450	14,535,162	12,415,872	107,384,022	-
Shares outstanding, end of year	88,829,393	99,832,500	13,827,559	14,535,162	125,617,785	107,384,022

	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
Class I
Shares sold	5,325,548	7,325,165	6,931,551	11,803,870	1,256,651	3,477,602
Share repurchased	(6,461,393)	(7,361,005)	(7,705,661)	(9,109,893)	(319,133)	(1,250,191)
Net Increase (decrease)	(1,135,845)	(35,840)	(774,110)	2,693,977	937,518	2,227,411
Shares outstanding, beginning of year	60,188,581	60,224,421	47,588,715	44,894,738	6,482,572	4,255,161
Shares outstanding, end of year	59,052,736	60,188,581	46,814,605	47,588,715	7,420,090	6,482,572
Class P
Shares sold	601,116	29,122,395	3,205,150	29,222,545	17,487,251	18,849,504
Shares repurchased	(12,228,701)	(69,200,763)	(12,006,835)	(14,536,268)	(1,876,690)	(52,269,510)
Net increase (decrease)	(11,627,585)	(40,078,368)	(8,801,685)	14,686,277	15,610,561	(33,420,006)
Shares outstanding, beginning of year	126,889,794	166,968,162	92,263,289	77,577,012	21,981,149	55,401,155
Shares outstanding, end of year	115,262,209	126,889,794	83,461,604	92,263,289	37,591,710	21,981,149

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
Class I
Shares sold	915,461	1,107,262	2,259,757	3,888,176	520,171	730,675
Share repurchased	(1,256,147)	(2,006,500)	(2,995,588)	(4,182,539)	(546,809)	(1,408,758)
Net Increase (decrease)	(340,686)	(899,238)	(735,831)	(294,363)	(26,638)	(678,083)
Shares outstanding, beginning of year	17,951,193	18,850,431	33,728,434	34,022,797	5,534,647	6,212,730
Shares outstanding, end of year	17,610,507	17,951,193	32,992,603	33,728,434	5,508,009	5,534,647
Class P
Shares sold	49,685	16,366,043	310,638	1,371,535	9,275,778	-
Shares repurchased	(12,651,192)	(7,809,302)	(3,707,061)	(2,114,611)	(1,579,224)	-
Net increase (decrease)	(12,601,507)	8,556,741	(3,396,423)	(743,076)	7,696,554	-
Shares outstanding, beginning of year	42,005,674	33,448,933	8,093,188	8,836,264	843	843
Shares outstanding, end of year	29,404,167	42,005,674	4,696,765	8,093,188	7,697,397	843

	Growth Portfolio		Hedged Equity Portfolio (3)		Large-Cap Growth Portfolio
Class I
Shares sold	1,121,825	1,788,320	5,868,475		2,478,757	3,916,384
Share repurchased	(1,566,538)	(3,693,598)	(306,791)		(4,349,183)	(4,179,561)
Net Increase (decrease)	(444,713)	(1,905,278)	5,561,684		(1,870,426)	(263,177)
Shares outstanding, beginning of year	15,845,500	17,750,778	-		20,550,938	20,814,115
Shares outstanding, end of year	15,400,787	15,845,500	5,561,684		18,680,512	20,550,938
Class P
Shares sold	103,276	6,232,729	63,417		131,441	5,423,968
Shares repurchased	(9,058,485)	(8,754,947)	(3,482)		(20,664,676)	(19,288,282)
Net increase (decrease)	(8,955,209)	(2,522,218)	59,935		(20,533,235)	(13,864,314)
Shares outstanding, beginning of year	26,261,865	28,784,083	-		46,770,062	60,634,376
Shares outstanding, end of year	17,306,656	26,261,865	59,935		26,236,827	46,770,062

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	Large-Cap Value Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
Class I
Shares sold	1,330,705	1,123,922	88,450	122,636	881,642	795,283
Share repurchased	(1,488,852)	(1,975,475)	(1,309,740)	(1,774,008)	(1,809,388)	(2,339,391)
Net Increase (decrease)	(158,147)	(851,553)	(1,221,290)	(1,651,372)	(927,746)	(1,544,108)
Shares outstanding, beginning of year	13,797,680	14,649,233	11,639,184	13,290,556	14,313,866	15,857,974
Shares outstanding, end of year	13,639,533	13,797,680	10,417,894	11,639,184	13,386,120	14,313,866
Class P
Shares sold	104,764	17,266,785	16,713	3,132,129	37,718	302,954
Shares repurchased	(17,571,063)	(6,190,468)	(4,482,971)	(2,241,811)	(2,555,912)	(14,022,942)
Net increase (decrease)	(17,466,299)	11,076,317	(4,466,258)	890,318	(2,518,194)	(13,719,988)
Shares outstanding, beginning of year	40,499,139	29,422,822	9,630,447	8,740,129	10,985,258	24,705,246
Shares outstanding, end of year	23,032,840	40,499,139	5,164,189	9,630,447	8,467,064	10,985,258

	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
Class I
Shares sold	2,426,042	2,911,884	1,401,610	615,774	956,440	485,880
Share repurchased	(2,798,151)	(5,732,037)	(931,467)	(1,379,979)	(821,574)	(585,675)
Net Increase (decrease)	(372,109)	(2,820,153)	470,143	(764,205)	134,866	(99,795)
Shares outstanding, beginning of year	17,275,465	20,095,618	5,082,820	5,847,025	3,646,247	3,746,042
Shares outstanding, end of year	16,903,356	17,275,465	5,552,963	5,082,820	3,781,113	3,646,247
Class P
Shares sold	7,924,110	1,030,104	70,995	1,954,598	6,559,123	94,491
Shares repurchased	(4,527,372)	(12,411,005)	(5,364,140)	(9,192,531)	(723,080)	(2,467,413)
Net increase (decrease)	3,396,738	(11,380,901)	(5,293,145)	(7,237,933)	5,836,043	(2,372,922)
Shares outstanding, beginning of year	17,796,080	29,176,981	22,800,092	30,038,025	3,332,377	5,705,299
Shares outstanding, end of year	21,192,818	17,796,080	17,506,947	22,800,092	9,168,420	3,332,377

	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
Class I
Shares sold	547,359	527,729	2,704,568	1,791,235	1,538,662	1,048,474
Share repurchased	(794,258)	(1,512,051)	(3,450,472)	(3,366,693)	(1,636,245)	(1,613,382)
Net Increase (decrease)	(246,899)	(984,322)	(745,904)	(1,575,458)	(97,583)	(564,908)
Shares outstanding, beginning of year	6,350,163	7,334,485	19,799,823	21,375,281	8,878,048	9,442,956
Shares outstanding, end of year	6,103,264	6,350,163	19,053,919	19,799,823	8,780,465	8,878,048
Class P
Shares sold	3,258	2,124,667	327,976	2,181,376	6,948,910	88,840
Shares repurchased	(587,186)	(1,258,341)	(1,109,749)	(2,190,773)	(1,155,456)	(2,632,309)
Net increase (decrease)	(583,928)	866,326	(781,773)	(9,397)	5,793,454	(2,543,469)
Shares outstanding, beginning of year	2,552,370	1,686,044	5,927,788	5,937,185	3,838,027	6,381,496
Shares outstanding, end of year	1,968,442	2,552,370	5,146,015	5,927,788	9,631,481	3,838,027

	Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio
Class I
Shares sold	368,172	1,437,129	1,702,367	868,192	1,683,695	1,131,454
Share repurchased	(1,868,979)	(1,947,016)	(678,642)	(485,814)	(1,951,054)	(3,356,707)
Net Increase (decrease)	(1,500,807)	(509,887)	1,023,725	382,378	(267,359)	(2,225,253)
Shares outstanding, beginning of year	15,048,819	15,558,706	2,988,051	2,605,673	19,461,652	21,686,905
Shares outstanding, end of year	13,548,012	15,048,819	4,011,776	2,988,051	19,194,293	19,461,652
Class P
Shares sold	16,815,526	567,338	95,403	16,445,452	875,581	5,547,412
Shares repurchased	(5,872,687)	(11,688,256)	(15,158,067)	(7,833,125)	(4,252,417)	(8,597,418)
Net increase (decrease)	10,942,839	(11,120,918)	(15,062,664)	8,612,327	(3,376,836)	(3,050,006)
Shares outstanding, beginning of year	29,644,257	40,765,175	53,374,978	44,762,651	44,348,500	47,398,506
Shares outstanding, end of year	40,587,096	29,644,257	38,312,314	53,374,978	40,971,664	44,348,500

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year/Period Ended December 31, 2021	Year Ended December 31, 2020	Year/Period Ended December 31, 2021	Year/Period Ended December 31, 2020
	International Growth Portfolio (4)		International Large-Cap Portfolio		International Small-Cap Portfolio
Class I
Shares sold	54,290		3,051,891	3,384,773	697,179	949,379
Share repurchased	(15)		(7,362,265)	(6,074,583)	(1,282,958)	(2,093,558)
Net Increase (decrease)	54,275		(4,310,374)	(2,689,810)	(585,779)	(1,144,179)
Shares outstanding, beginning of year	-		52,218,799	54,908,609	7,716,167	8,860,346
Shares outstanding, end of year	54,275		47,908,425	52,218,799	7,130,388	7,716,167
Class P
Shares sold	72,282,867		943,171	12,588,575	25,740	2,460,804
Shares repurchased	(529,516)		(39,304,965)	(23,959,255)	(2,037,659)	(3,110,327)
Net increase (decrease)	71,753,351		(38,361,794)	(11,370,680)	(2,011,919)	(649,523)
Shares outstanding, beginning of year	-		81,520,243	92,890,923	11,526,853	12,176,376
Shares outstanding, end of year	71,753,351		43,158,449	81,520,243	9,514,934	11,526,853

	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
Class I
Shares sold	1,449,411	2,636,948	445,111	593,733	556,082	725,885
Share repurchased	(2,478,969)	(2,424,890)	(725,097)	(1,380,367)	(1,373,987)	(1,791,606)
Net Increase (decrease)	(1,029,558)	212,058	(279,986)	(786,634)	(817,905)	(1,065,721)
Shares outstanding, beginning of year	22,953,757	22,741,699	7,891,684	8,678,318	8,534,591	9,600,312
Shares outstanding, end of year	21,924,199	22,953,757	7,611,698	7,891,684	7,716,686	8,534,591
Class P
Shares sold	154,197	36,649,219	13,543	7,786	1,772	101,871
Shares repurchased	(46,347,252)	(43,242,797)	(1,233)	(195)	(2,308,333)	(5,345,357)
Net increase (decrease)	(46,193,055)	(6,593,578)	12,310	7,591	(2,306,561)	(5,243,486)
Shares outstanding, beginning of year	79,927,281	86,520,859	8,364	773	7,896,393	13,139,879
Shares outstanding, end of year	33,734,226	79,927,281	20,674	8,364	5,589,832	7,896,393

	Technology Portfolio		ESG Diversified Portfolio (3)		ESG Diversified Growth Portfolio (4)
Class I
Shares sold	2,500,796	5,389,370	1,627,997		1,272,071
Share repurchased	(3,600,817)	(4,810,335)	(56,192)		(8,590)
Net Increase (decrease)	(1,100,021)	579,035	1,571,805		1,263,481
Shares outstanding, beginning of year	19,777,277	19,198,242	-		-
Shares outstanding, end of year	18,677,256	19,777,277	1,571,805		1,263,481
Class P
Shares sold	38,398	26,342	11,077		10,000
Shares repurchased	(7,211)	(2,240)	(470)		-
Net increase (decrease)	31,187	24,102	10,607		10,000
Shares outstanding, beginning of year	26,143	2,041	-		-
Shares outstanding, end of year	57,330	26,143	10,607		10,000

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

	PSF DFA Balanced Allocation Portfolio		Pacific Dynamix – Conservative Growth Portfolio		Pacific Dynamix – Moderate Growth Portfolio
Class D
Shares sold	3,682,585	3,642,295
Share repurchased	(997,846)	(1,132,096)
Net Increase (decrease)	2,684,739	2,510,199
Shares outstanding, beginning of year	20,627,036	18,116,837
Shares outstanding, end of year	23,311,775	20,627,036
Class I
Shares sold			2,403,317	3,501,728	3,449,221	2,673,726
Share repurchased			(3,986,682)	(3,462,636)	(5,692,786)	(9,439,721)
Net Increase (decrease)			(1,583,365)	39,092	(2,243,565)	(6,765,995)
Shares outstanding, beginning of year			33,059,776	33,020,684	108,473,781	115,239,776
Shares outstanding, end of year			31,476,411	33,059,776	106,230,216	108,473,781
Class P
Shares sold	111,920	5,942	137,214	31,005	912,939	50,234
Shares repurchased	(6,457)	(1,095)	(22,077)	(5,400)	(177,582)	(10,836)
Net increase (decrease)	105,463	4,847	115,137	25,605	735,357	39,398
Shares outstanding, beginning of year	6,621	1,774	28,915	3,310	53,147	13,749
Shares outstanding, end of year	112,084	6,621	144,052	28,915	788,504	53,147

	Pacific Dynamix – Growth Portfolio		Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate- Conservative Portfolio
Class I
Shares sold	12,568,027	10,692,527	5,525,107	20,391,084	700,161	1,082,123
Share repurchased	(992,498)	(1,611,622)	(19,753,510)	(19,914,423)	(16,947,041)	(19,967,918)
Net Increase (decrease)	11,575,529	9,080,905	(14,228,403)	476,661	(16,246,880)	(18,885,795)
Shares outstanding, beginning of year	43,933,911	34,853,006	111,912,299	111,435,638	141,403,388	160,289,183
Shares outstanding, end of year	55,509,440	43,933,911	97,683,896	111,912,299	125,156,508	141,403,388
Class P
Shares sold	489,718	128,770	3,351	483	374	964
Shares repurchased	(64,677)	(25,432)	(178)	(40)	(303)	(4)
Net increase (decrease)	425,041	103,338	3,173	443	71	960
Shares outstanding, beginning of year	106,744	3,406	11,850	11,407	17,398	16,438
Shares outstanding, end of year	531,785	106,744	15,023	11,850	17,469	17,398

	Portfolio Optimization Moderate Portfolio		Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive- Growth Portfolio
Class I
Shares sold	1,418,583	2,605,602	705,518	1,794,202	1,169,693	1,081,802
Share repurchased	(62,930,272)	(75,590,394)	(47,565,338)	(58,541,911)	(10,830,252)	(13,665,430)
Net Increase (decrease)	(61,511,689)	(72,984,792)	(46,859,820)	(56,747,709)	(9,660,559)	(12,583,628)
Shares outstanding, beginning of year	534,887,252	607,872,044	431,182,381	487,930,090	95,003,254	107,586,882
Shares outstanding, end of year	473,375,563	534,887,252	384,322,561	431,182,381	85,342,695	95,003,254
Class P
Shares sold	11,676	14,455	50,583	50,314	24,592	24,254
Shares repurchased	(2,888)	(325)	(8,204)	(936)	(3,542)	(7,352)
Net increase (decrease)	8,788	14,130	42,379	49,378	21,050	16,902
Shares outstanding, beginning of year	76,496	62,366	99,348	49,970	27,964	11,062
Shares outstanding, end of year	85,284	76,496	141,727	99,348	49,014	27,964

	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
Class P
Shares sold	1,998,479	4,056,967	13,992,343	16,641,203	3,978,225	4,005,831
Shares repurchased	(739,345)	(6,525,712)	(887,448)	(14,282,804)	(485,226)	(379,918)
Net increase (decrease)	1,259,134	(2,468,745)	13,104,895	2,358,399	3,492,999	3,625,913
Shares outstanding, beginning of year	19,247,244	21,715,989	70,018,728	67,660,329	25,106,671	21,480,758
Shares outstanding, end of year	20,506,378	19,247,244	83,123,623	70,018,728	28,599,670	25,106,671

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year/Period Ended December 31, 2020
	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio (1)

Class P
Shares sold	638,766	2,047,271	1,460,548	6,979,522	11,590,480	36,203,011
Shares repurchased	(4,389,053)	(6,033,032)	(5,638,532)	(8,064,575)	(2,292,741)	(451,758)
Net increase (decrease)	(3,750,287)	(3,985,761)	(4,177,984)	(1,085,053)	9,297,739	35,751,253
Shares outstanding, beginning of year	12,888,132	16,873,893	22,741,000	23,826,053	35,751,253	-
Shares outstanding, end of year	9,137,845	12,888,132	18,563,016	22,741,000	45,048,992	35,751,253

	PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio		PD Emerging Markets Index Portfolio
Class P
Shares sold	2,139,207	413,277	4,741,951	979,772	3,808,980	2,241,726
Shares repurchased	(131,498)	(1,046,646)	(298,073)	(1,594,397)	(615,322)	(1,619,554)
Net increase (decrease)	2,007,709	(633,369)	4,443,878	(614,625)	3,193,658	622,172
Shares outstanding, beginning of year	1,177,894	1,811,263	1,661,830	2,276,455	11,586,907	10,964,735
Shares outstanding, end of year	3,185,603	1,177,894	6,105,708	1,661,830	14,780,565	11,586,907

	PD International Large-Cap Index Portfolio
Class P
Shares sold	2,994,415	3,085,926
Shares repurchased	(3,174,097)	(2,687,141)
Net increase (decrease)	(179,682)	398,785
Shares outstanding, beginning of year	28,221,827	27,823,042
Shares outstanding, end of year	28,042,145	28,221,827

(1)	Operations commenced on October 23, 2020.
(2)	Class I of the Intermediate Bond Portfolio commenced operations on November 1, 2021.
(3)	Operations commenced on April 30, 2021.
(4)	Operations commenced on October 29, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Fund (the “Trust”) comprising the Core Income, Diversified Bond, Floating Rate Income, High Yield Bond, Inflation Managed, Intermediate Bond, Managed Bond, Short Duration Bond, Emerging Markets Debt, Dividend Growth, Equity Index, Focused Growth, Growth, Hedged Equity, Large-Cap Growth, Large-Cap Value, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value, Value Advantage, Emerging Markets, International Growth, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, ESG Diversified, ESG Diversified Growth, PSF DFA Balanced Allocation, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets Index (formerly named PD Emerging Markets), and PD International Large-Cap Index (formerly named PD International Large-Cap) Portfolios (the “Portfolios”), including the schedules of investments, as of December 31, 2021; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statements of cash flows for the year then ended for the Inflation Managed Portfolio, and the financial highlights for each of the five years in the period then ended for the Portfolios, except Intermediate Bond, Hedged Equity, International Growth, ESG Diversified, ESG Diversified Growth, and PD Mid-Cap Index Portfolios; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Intermediate Bond, Hedged Equity, International Growth, ESG Diversified, ESG Diversified Growth, and PD Mid-Cap Index Portfolios; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed above constituting the Trust as of December 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period the ended (or for the period listed in the table below), the cash flows for the Inflation Managed Portfolio for the year then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Portfolio Comprising the Pacific Select Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Intermediate Bond	For the year ended December 31, 2021.	For the year ended December 31, 2021 and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.	For the year ended December 31, 2021 and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.
Hedged Equity	For the period from April 30, 2021 (commencement of operations) through December 31, 2021.
International Growth	For the period from October 29, 2021 (commencement of operations) through December 31, 2021.
ESG Diversified	For the period from April 30, 2021 (commencement of operations) through December 31, 2021.
ESG Diversified Growth	For the period from October 29, 2021 (commencement of operations) through December 31, 2021.
PD Mid-Cap Index	For the year ended December 31, 2021.	For the year ended December 31, 2021 and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.	For the year ended December 31, 2021 and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the

E-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 23, 2022

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-2

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/21” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/21-12/31/21” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2021 to December 31, 2021.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/21-12/31/21.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
Core Income
Actual

Class I	$1,000.00	$1,001.00	0.74%	$3.73

Class P	1,000.00	1,002.00	0.54%	2.72
Hypothetical

Class I	$1,000.00	$1,021.48	0.74%	$3.77

Class P	1,000.00	1,022.48	0.54%	2.75

Diversified Bond
Actual

Class I	$1,000.00	$1,002.10	0.64%	$3.23

Class P	1,000.00	1,003.10	0.44%	2.22
Hypothetical

Class I	$1,000.00	$1,021.98	0.64%	$3.26

Class P	1,000.00	1,022.99	0.44%	2.24

Floating Rate Income
Actual

Class I	$1,000.00	$1,017.80	0.84%	$4.27

Class P	1,000.00	1,018.80	0.64%	3.26
Hypothetical

Class I	$1,000.00	$1,020.97	0.84%	$4.28

Class P	1,000.00	1,021.98	0.64%	3.26

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
High Yield Bond
Actual

Class I	$1,000.00	$1,016.10	0.63%	$3.20

Class P	1,000.00	1,017.10	0.43%	2.19
Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Managed
Actual

Class I	$1,000.00	$1,038.20	0.65%	$3.34

Class P	1,000.00	1,039.20	0.45%	2.31
Hypothetical

Class I	$1,000.00	$1,021.93	0.65%	$3.31

Class P	1,000.00	1,022.94	0.45%	2.29

Intermediate Bond
Actual

Class I	$1,000.00	$998.40	0.62%	$1.04

Class P	1,000.00	996.80	0.42%	2.11
Hypothetical

Class I	$1,000.00	$1,022.08	0.62%	$3.16

Class P	1,000.00	1,023.09	0.42%	2.14

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
Managed Bond
Actual

Class I	$1,000.00	$999.50	0.61%	$3.07

Class P	1,000.00	1,000.60	0.41%	2.07
Hypothetical

Class I	$1,000.00	$1,022.13	0.61%	$3.11

Class P	1,000.00	1,023.14	0.41%	2.09

Short Duration Bond
Actual

Class I	$1,000.00	$994.00	0.63%	$3.17

Class P	1,000.00	995.00	0.43%	2.16
Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,023.04	0.43%	2.19

Emerging Markets Debt
Actual

Class I	$1,000.00	$952.40	1.01%	$4.97

Class P	1,000.00	953.40	0.81%	3.99
Hypothetical

Class I	$1,000.00	$1,020.11	1.01%	$5.14

Class P	1,000.00	1,021.12	0.81%	4.13

Dividend Growth
Actual

Class I	$1,000.00	$1,119.00	0.87%	$4.65

Class P	1,000.00	1,120.20	0.67%	3.58
Hypothetical

Class I	$1,000.00	$1,020.82	0.87%	$4.43

Class P	1,000.00	1,021.83	0.67%	3.41

Equity Index
Actual

Class I	$1,000.00	$1,115.50	0.27%	$1.44

Class P	1,000.00	1,116.60	0.07%	0.37
Hypothetical

Class I	$1,000.00	$1,023.84	0.27%	$1.38

Class P	1,000.00	1,024.85	0.07%	0.36

Focused Growth
Actual

Class I	$1,000.00	$1,059.60	0.95%	$4.93

Class P	1,000.00	1,060.60	0.75%	3.90
Hypothetical

Class I	$1,000.00	$1,020.42	0.95%	$4.84

Class P	1,000.00	1,021.42	0.75%	3.82

Growth
Actual

Class I	$1,000.00	$1,093.70	0.77%	$4.06

Class P	1,000.00	1,094.80	0.57%	3.01
Hypothetical

Class I	$1,000.00	$1,021.32	0.77%	$3.92

Class P	1,000.00	1,022.33	0.57%	2.91

Hedged Equity
Actual

Class I	$1,000.00	$1,037.70	0.90%	$4.62

Class P	1,000.00	1,038.70	0.70%	3.60
Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,021.68	0.70%	3.57

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
Large-Cap Growth
Actual

Class I	$1,000.00	$1,066.10	0.88%	$4.58

Class P	1,000.00	1,067.20	0.68%	3.54
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Large-Cap Value
Actual

Class I	$1,000.00	$1,069.80	0.83%	$4.33

Class P	1,000.00	1,070.90	0.63%	3.29
Hypothetical

Class I	$1,000.00	$1,021.02	0.83%	$4.23

Class P	1,000.00	1,022.03	0.63%	3.21

Main Street Core
Actual

Class I	$1,000.00	$1,099.30	0.67%	$3.55

Class P	1,000.00	1,100.40	0.47%	2.49
Hypothetical

Class I	$1,000.00	$1,021.83	0.67%	$3.41

Class P	1,000.00	1,022.84	0.47%	2.40

Mid-Cap Equity
Actual

Class I	$1,000.00	$1,032.40	0.88%	$4.51

Class P	1,000.00	1,033.40	0.68%	3.49
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Growth
Actual

Class I	$1,000.00	$1,047.50	0.90%	$4.64

Class P	1,000.00	1,048.60	0.70%	3.61
Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,021.68	0.70%	3.57

Mid-Cap Value
Actual

Class I	$1,000.00	$1,059.10	0.93%	$4.83

Class P	1,000.00	1,060.20	0.73%	3.79
Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Small-Cap Equity
Actual

Class I	$1,000.00	$1,024.90	0.90%	$4.59

Class P	1,000.00	1,026.00	0.70%	3.57
Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,021.68	0.70%	3.57

Small-Cap Growth
Actual

Class I	$1,000.00	$934.00	0.84%	$4.09

Class P	1,000.00	935.00	0.64%	3.12
Hypothetical

Class I	$1,000.00	$1,020.97	0.84%	$4.28

Class P	1,000.00	1,021.98	0.64%	3.26

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
Small-Cap Index
Actual

Class I	$1,000.00	$974.20	0.54%	$2.69

Class P	1,000.00	975.10	0.34%	1.69
Hypothetical

Class I	$1,000.00	$1,022.48	0.54%	$2.75

Class P	1,000.00	1,023.49	0.34%	1.73

Small-Cap Value
Actual

Class I	$1,000.00	$1,046.90	0.99%	$5.11

Class P	1,000.00	1,048.00	0.79%	4.08
Hypothetical

Class I	$1,000.00	$1,020.21	0.99%	$5.04

Class P	1,000.00	1,021.22	0.79%	4.02

Value
Actual

Class I	$1,000.00	$1,069.70	0.86%	$4.49

Class P	1,000.00	1,070.80	0.66%	3.44
Hypothetical

Class I	$1,000.00	$1,020.87	0.86%	$4.38

Class P	1,000.00	1,021.88	0.66%	3.36

Value Advantage
Actual

Class I	$1,000.00	$1,058.30	0.88%	$4.57

Class P	1,000.00	1,059.40	0.68%	3.53
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Emerging Markets
Actual

Class I	$1,000.00	$872.50	1.06%	$5.00

Class P	1,000.00	873.40	0.86%	4.06
Hypothetical

Class I	$1,000.00	$1,019.86	1.06%	$5.40

Class P	1,000.00	1,020.87	0.86%	4.38

International Growth (2)
Actual

Class I	$1,000.00	$991.50	1.02%	$1.70

Class P	1,000.00	991.90	0.84%	1.40
Hypothetical

Class I	$1,000.00	$1,020.06	1.02%	$5.19

Class P	1,000.00	1,020.97	0.84%	4.28

International Large-Cap
Actual

Class I	$1,000.00	$1,063.00	0.99%	$5.15

Class P	1,000.00	1,064.10	0.78%	4.06
Hypothetical

Class I	$1,000.00	$1,020.21	0.99%	$5.04

Class P	1,000.00	1,021.27	0.78%	3.97

International Small-Cap
Actual

Class I	$1,000.00	$990.80	1.10%	$5.52

Class P	1,000.00	991.80	0.90%	4.52
Hypothetical

Class I	$1,000.00	$1,019.66	1.10%	$5.60

Class P	1,000.00	1,020.67	0.90%	4.58

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
International Value
Actual

Class I	$1,000.00	$1,025.70	0.91%	$4.65

Class P	1,000.00	1,026.70	0.71%	3.63
Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Health Sciences
Actual

Class I	$1,000.00	$1,044.70	1.13%	$5.82

Class P	1,000.00	1,045.70	0.93%	4.80
Hypothetical

Class I	$1,000.00	$1,019.51	1.13%	$5.75

Class P	1,000.00	1,020.52	0.93%	4.74

Real Estate
Actual

Class I	$1,000.00	$1,166.90	0.97%	$5.30

Class P	1,000.00	1,168.10	0.77%	4.21
Hypothetical

Class I	$1,000.00	$1,020.32	0.97%	$4.94

Class P	1,000.00	1,021.32	0.77%	3.92

Technology
Actual

Class I	$1,000.00	$1,022.90	1.14%	$5.81

Class P	1,000.00	1,023.90	0.93%	4.74
Hypothetical

Class I	$1,000.00	$1,019.46	1.14%	$5.80

Class P	1,000.00	1,020.52	0.93%	4.74

ESG Diversified (3)
Actual

Class I	$1,000.00	$1,049.30	0.50%	$2.58

Class P	1,000.00	1,050.30	0.30%	1.55
Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Class P	1,000.00	1,023.69	0.30%	1.53

ESG Diversified Growth (2), (3)
Actual

Class I	$1,000.00	$1,010.90	0.50%	$0.84

Class P	1,000.00	1,011.20	0.30%	0.50
Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Class P	1,000.00	1,023.69	0.30%	1.53

PSF DFA Balanced Allocation (3)
Actual

Class I	$1,000.00	$1,041.30	0.48%	$2.47

Class P	1,000.00	1,042.60	0.23%	1.18
Hypothetical

Class I	$1,000.00	$1,022.79	0.48%	$2.45

Class P	1,000.00	1,024.05	0.23%	1.17

Pacific Dynamix-Conservative Growth (3)
Actual

Class I	$1,000.00	$1,015.60	0.40%	$2.03

Class P	1,000.00	1,016.70	0.20%	1.02
Hypothetical

Class I	$1,000.00	$1,023.19	0.40%	$2.04

Class P	1,000.00	1,024.20	0.20%	1.02

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
Pacific Dynamix-Moderate Growth (3)
Actual

Class I	$1,000.00	$1,026.60	0.39%	$1.99

Class P	1,000.00	1,027.70	0.19%	0.97
Hypothetical

Class I	$1,000.00	$1,023.24	0.39%	$1.99

Class P	1,000.00	1,024.25	0.19%	0.97

Pacific Dynamix-Growth (3)
Actual

Class I	$1,000.00	$1,036.70	0.39%	$2.00

Class P	1,000.00	1,037.80	0.19%	0.98
Hypothetical

Class I	$1,000.00	$1,023.24	0.39%	$1.99

Class P	1,000.00	1,024.25	0.19%	0.97

Portfolio Optimization Conservative (3)
Actual

Class I	$1,000.00	$1,006.60	0.32%	$1.62

Class P	1,000.00	1,007.70	0.11%	0.56
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.65	0.11%	0.56

Portfolio Optimization Moderate-Conservative (3)
Actual

Class I	$1,000.00	$1,017.00	0.32%	$1.63

Class P	1,000.00	1,018.10	0.11%	0.56
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.65	0.11%	0.56

Portfolio Optimization Moderate (3)
Actual

Class I	$1,000.00	$1,025.70	0.31%	$1.58

Class P	1,000.00	1,026.70	0.11%	0.56
Hypothetical

Class I	$1,000.00	$1,023.64	0.31%	$1.58

Class P	1,000.00	1,024.65	0.11%	0.56

Portfolio Optimization Growth (3)
Actual

Class I	$1,000.00	$1,034.90	0.31%	$1.59

Class P	1,000.00	1,035.90	0.11%	0.56
Hypothetical

Class I	$1,000.00	$1,023.64	0.31%	$1.58

Class P	1,000.00	1,024.65	0.11%	0.56

Portfolio Optimization Aggressive-Growth (3)
Actual

Class I	$1,000.00	$1,038.80	0.32%	$1.64

Class P	1,000.00	1,039.80	0.12%	0.62
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

PD 1-3 Year Corporate Bond
Actual

Class P	$1,000.00	$995.20	0.22%	$1.11
Hypothetical

Class P	$1,000.00	$1,024.10	0.22%	$1.12

Portfolio	Beginning Account Value at 07/01/21	Ending Account Value at 12/31/21	Annualized Expense Ratio	Expenses Paid During the Period 07/01/21- 12/31/21 (1)
PD Aggregate Bond Index
Actual

Class P	$1,000.00	$998.30	0.19%	$0.96
Hypothetical

Class P	$1,000.00	$1,024.25	0.19%	$0.97

PD High Yield Bond Market
Actual

Class P	$1,000.00	$1,013.60	0.22%	$1.12
Hypothetical

Class P	$1,000.00	$1,024.10	0.22%	$1.12

PD Large-Cap Growth Index
Actual

Class P	$1,000.00	$1,128.00	0.16%	$0.86
Hypothetical

Class P	$1,000.00	$1,024.40	0.16%	$0.82

PD Large-Cap Value Index
Actual

Class P	$1,000.00	$1,068.70	0.16%	$0.83
Hypothetical

Class P	$1,000.00	$1,024.40	0.16%	$0.82

PD Mid-Cap Index
Actual

Class P	$1,000.00	$1,053.70	0.17%	$0.88
Hypothetical

Class P	$1,000.00	$1,024.35	0.17%	$0.87

PD Small-Cap Growth Index
Actual

Class P	$1,000.00	$943.00	0.22%	$1.08
Hypothetical

Class P	$1,000.00	$1,024.10	0.22%	$1.12

PD Small-Cap Value Index
Actual

Class P	$1,000.00	$1,010.80	0.21%	$1.06
Hypothetical

Class P	$1,000.00	$1,024.15	0.21%	$1.07

PD Emerging Markets Index
Actual

Class P	$1,000.00	$899.70	0.44%	$2.11
Hypothetical

Class P	$1,000.00	$1,022.99	0.44%	$2.24

PD International Large-Cap Index
Actual

Class P	$1,000.00	$1,028.80	0.23%	$1.18
Hypothetical

Class P	$1,000.00	$1,024.05	0.23%	$1.17

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

(2)

The International Growth and ESG Diversified Growth Portfolios commenced operations on October 29, 2021. The actual fund return and expenses paid by the Fund was for the period from October 29, 2021 to December 31, 2021 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

(3)

The annualized expense ratios for the ESG Diversified, ESG Diversified Growth, PSF DFA Balanced Allocation, Pacific Dynamix, and Portfolio Optimization Portfolios do not include expenses of their respective Underlying Funds in which these Funds invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) and Chair of the Board (1/22 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	84

Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) of Pacific Funds Series Trust; Consultant to the Pacific Funds Series Trust (3/19 to 6/19); Member of the Board of Advisors of Market Insight Out (11/20 to present); Director of CrowdOptic (8/21 to present); Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	84

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	84

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	84

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	84

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to present) of Pacific Funds Series Trust.	84

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	84

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Funds Series Trust.	84

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	84

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Funds Series Trust.	84

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	84

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	84

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) and of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	84

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	84

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	84

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	84

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	84

Benjamin D. Wiesenfeld Year of birth 1977	Assistant Vice President and Deputy Chief Compliance & Ethics Officer since 1/01/21	Assistant Vice President (6/20 to present) of Pacific Life; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds; Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShare ETFs; Vice President and Deputy Chief Compliance & Ethics Officer (1/21 to Present) of Pacific Funds Series Trust.	84

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.
**	As of December 31, 2021, the “Fund Complex” consisted of Pacific Select Fund (55 funds) and Pacific Funds Series Trust (29 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Funds”); and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained affiliated or unaffiliated firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at a meeting of the Trustees held on December 15, 2021.1 Although the 1940 Act requires that continuances of the Agreements be approved by the in-person vote of a majority of the Independent Trustees, the December 15, 2021 meeting, which was attended by all of the Trustees, was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The December 15, 2021 meeting was held in reliance on an order issued by the Securities and Exchange Commission that provides registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received virtual presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management, business continuity plan, cybersecurity and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as the investment adviser, PLFA, in addition to directly managing certain portfolios, provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, evaluating Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life Insurance Company (“Pacific Life”) of the variable insurance products, which are supported by the Trust.

The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information regarding the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by

1 At the December 15th meeting, the Board did not consider the continuance of the Advisory Agreement relating to the ESG Diversified Portfolio and ESG Diversified Growth Portfolio, or the Sub-Advisory Agreements relating to the Emerging Markets Debt Portfolio, Hedged Equity Portfolio, International Growth Portfolio, International Small-Cap Portfolio, Mid-Cap Growth Portfolio, PD Emerging Markets Index Portfolio and PD International Large-Cap Index Portfolio as those agreements were not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

    A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in so as to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the Directly Managed Funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research and performance monitoring processes and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. The Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Directly Managed Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Directly Managed Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had previously engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities.

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required by Rule 38a-1 under the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the current COVID-19 pandemic and the updates it provided to the Board on how the business continuity plans of Sub-Advisers and other third-party service providers were operating.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Directly Managed Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Directly Managed Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. Additionally, the Trustees noted that PLFA has worked with them to customize reporting for Funds depending on their investment strategy to include the most relevant data. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving in-person meetings and virtual or on-site visits (to the extent consistent with public safety and travel restrictions due to the COVID-19 pandemic), video meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information regarding securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available or is determined to be unreliable, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Portfolio Optimization Funds and Pacific Dynamix Funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund

PACIFIC SELECT FUND

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transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required by Rule 38a-1 under the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements for the Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

    B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant, with input from PLFA, using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2021, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing a Fund’s performance against its Selected Performance Peer Group, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the Selected Performance Peer Group. With respect to actively managed Funds, when reviewing a Fund’s performance against its benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.

Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Directly Managed Funds and whether the Fund was performing in accordance with PLFA’s expectations. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of any recurring or material underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA or a Sub-Adviser has taken,

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or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. The following summary highlights certain, but not all, relevant facts considered by the Board with respect to the Fund’s performance track record.

Dividend Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and outperformed for the three-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three- and ten-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund for its short-term performance and will closely monitor it for improved performance.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one- and ten-year periods and in the second quintile for the three- and five-year periods.

Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and outperformed for the five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered that PLFA will closely monitor the Portfolio for improved performance.

Large-Cap Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five- and ten-year periods.

Main Street Core Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and outperformed for the three-year period and ranked in the fourth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since October 2020. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Value Advantage Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods and ranked in the first quintile of its Peer Group for one-year period, the fourth quintile for the three-year period and the third quintile for the five-year period.

Mid-Cap Equity Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the second quintile for the three - and ten-year periods and in the first quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods and in the fourth quintile for the ten- year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective April 2021 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

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Mid-Cap Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period and ranked in the third quintile of its Peer Group for the one- and ten-year periods and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the second quintile for the three - and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Small-Cap Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the first quintile of its Peer Group for the one-year period, in the second quintile for the three- and five-year periods and in the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, in the second quintile for the three - and ten-year periods and in the first quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since May 2020.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period, slightly underperformed for the three-year period and outperformed for the five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five- and ten-year periods.

Emerging Markets Debt Portfolio

The Fund slightly underperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods and ranked in the third quintile of its Peer Group for the one-year period and in the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective October 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

International Large-Cap Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

International Small-Cap Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three, and five-year periods and performed in line for the ten-year period and ranked in the fourth quintile of its Peer Group for the one-year period, in the fifth quintile for the three- and five-year periods and in the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective November 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

International Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and five-year periods, slightly underperformed for the three-year period and performed in line for the ten-year period and ranked in the first quintile of its Peer Group for the one-year period and in the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017.

Health Sciences Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014. The Board also considered that PLFA has added the Fund to its “highlighted list” and will closely monitor it for improved performance.

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

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Real Estate Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, in the first quintile for the three-year period and in the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018. The Board also considered that PLFA will closely monitor the Fund for improved performance.

Technology Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three-, five- and ten-year periods. The Board also considered that the current Sub-Adviser has managed the Fund since 2016. In evaluating the performance of the Fund, the Board considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will monitor the Fund for continued improvements to performance.

Core Income Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first quintile of its Peer Group for the one- and five-year periods and in the second quintile for the three-year period.

Diversified Bond Portfolio

The Fund slightly underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

Floating Rate Income Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the first quintile for the three- and five-year periods.

High Yield Bond Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three- and ten-year periods and slightly outperformed for the five-year period and ranked in the second quintile of its Peer Group for the one-year period, in the fourth quintile for the three and ten-year periods and in the third quintile for the five-year period.

Inflation Managed Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first of its Peer Group for the one-, five- and ten-year periods and in the second quintile for the three-year period.

Intermediate Bond Portfolio

The Fund commenced investment operation in October 2020. It has not been in operation for a sufficient time period to establish a meaningful track record.

Managed Bond Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and slightly outperformed for the ten-year period and ranked in the r fifth quintile of its Peer Group for the one-year period, in the fourth quintile for the three- and five-year periods and in the third quintile for the ten-year period. The Board also considered that PLFA will closely monitor the Fund for improved performance.

PD 1-3 Year Corporate Bond Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Short Duration Bond Portfolio

The Fund underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA will closely monitor the Fund for improved performance.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Index Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period and in the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective April 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time. Additionally, the Board considered that the Fund had changed to an index fund in connection with this sub-advisor change and in the future performance would be evaluated based on tracking error.

PD High Yield Bond Market Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-, three-, five- and ten-year periods.

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

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PD International Large-Cap Index Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective April 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time. Additionally, the Board considered that the Fund had changed to an index fund in connection with this sub-advisor change and in the future performance would be evaluated based on tracking error.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective April 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group. One of the primary contributors to the underperformance/higher tracking error includes imperfect correlation between index futures implemented within the Portfolio and the target index.

PD Mid-Cap Index Portfolio

The Fund commenced investment operation in October 2020. It has not been in operation for a sufficient time period to establish a meaningful track record.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group. One of the primary contributors to the underperformance/higher tracking error includes imperfect correlation between index futures implemented within the Portfolio and the target index.

Pacific Dynamix – Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the second or third quintile of its Peer Group for the one-, three-, five- and ten-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five-and ten-year periods and ranked in the second or third quintile of its Peer Group for the one-, three-, five- and ten-year periods.

Pacific Dynamix – Moderate Growth Portfolio

The Fund slightly outperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and underperformed for the ten-year period and ranked in the third quintile of its Peer Group for the one- and five-year periods, in the second quintile for the three-year period and in the fourth quintile for the ten-year period .

PSF DFA Balanced Allocation Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the third quintile of its Peer Group for the one-, three- and five-year periods.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- five- and ten-year periods and ranked in the second quintile of its Peer Group for the one- and ten-year periods and in the third quintile for the three- and five-year periods.

Portfolio Optimization Conservative Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods, slightly outperformed for the five-year period and outperformed for the ten-year period and ranked in the fourth quintile of its Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods.

Portfolio Optimization Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-year period and in the second quintile for the three-, five- and ten-year periods.

Portfolio Optimization Moderate Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and performed in line for the three-year period and ranked in the third quintile of its Peer Group for the one-, three-, five- and ten-year periods.

*****

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds for the Directly Managed Funds and that the Directly Managed Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Directly Managed Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Directly Managed Funds and the benefits the Directly Managed Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Directly Managed Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

    C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Selected Expense Peer Group information is used to review the Funds expenses, excluding acquired fund fees and expenses, to the peer group. The Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.075% of its advisory fee.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly higher than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.03% of its advisory fee.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee until April 30, 2022.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Intermediate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Emerging Markets Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Mid-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

*****

During their review, the Trustees considered that all of the Funds, except for the Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the affiliated Sub-Adviser, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the affiliated Sub-Adviser, the Trustees took into account the fact that the Sub-Advised Funds’ fees rates were not the subject of an arms’-length negotiation with PLFA, but considered information relating to competitive fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

    D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Directly Managed Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the unaffiliated Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale as the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Directly Managed Funds. The Independent Trustees noted that the Portfolio Optimization Funds and

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix Funds are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Directly Managed Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the projected size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund-by-Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable, and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

    E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information regarding other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information regarding other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by mutual fund investment organizations or were otherwise not unusual.

    F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including all of the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Investment Advisory and Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Sub-Advisory Agreement with respect to the International Small-Cap Portfolio, the Sub-Advisory Agreement with respect to the Emerging Markets Debt Portfolio, the Advisory Agreement and Sub-Advisory Agreement with respect to the International Growth Portfolio, a new Fund, and the Advisory Agreement with respect to the ESG Diversified Growth Portfolio, a new Fund, as discussed below.

International Small-Cap Portfolio

At a meeting on September 15, 2021, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about November 1, 2021, a new sub-advisory agreement with FIAM LLC (“FIAM”), with respect to the International Small-Cap Portfolio (the “FIAM Sub-Advisory Agreement”) and appointed FIAM as the new sub-adviser for the Fund, replacing Franklin Advisers, Inc.

In evaluating the FIAM Sub-Advisory Agreement for the Fund, the Board, including all the Independent Trustees, considered the following factors, among others:

    A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining FIAM as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by FIAM. In this regard, the Trustees considered various materials relating to FIAM, including copies of the proposed FIAM Sub-Advisory Agreement; copies of FIAM’s Form ADV; financial information; a written presentation from

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

FIAM; a comprehensive report including an assessment by PLFA; responses from FIAM to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on September 15, 2021 from management and investment personnel from FIAM where all attendees could hear each other clearly.

The Trustees considered that under the FIAM Sub-Advisory Agreement, FIAM would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of FIAM, including the background and experience of FIAM’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

The Trustees considered that under the FIAM Sub-Advisory Agreement, FIAM would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of FIAM, including the background and experience of FIAM’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by FIAM under the FIAM Sub-Advisory Agreement.

    B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an international small-cap strategy and PLFA’s identification of FIAM to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. However, the Trustees considered the investment process and techniques to be used by FIAM for the Fund and FIAM’s experience managing international small-cap strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the FIAM Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a proprietary mutual fund managed by the same FIAM portfolio management team that would manage the Fund using similar investment strategies (the “FIAM Comparable Performance”), which included a comparison of the FIAM Comparable Performance against a pertinent benchmark and an applicable peer group for the year-to-date, one-, three- and five-year periods as of June 30, 2021, and performance for each of the past seven calendar years. They also considered the FIAM Comparable Performance against a pertinent benchmark for the 10-year period as of June 30, 2021. Additionally, the Trustees considered the standard deviation and risk-adjusted returns of the proprietary mutual fund during certain periods. In addition, the Trustees also reviewed the performance of an additional proprietary mutual fund managed by the same FIAM portfolio management team against a pertinent benchmark for the one-, three- five- and ten-year periods as of June 30, 2021.

The Board determined that FIAM’s performance record with respect to a similarly managed mutual fund was acceptable.

    C. Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under another investment advisory contract of FIAM with regard to another fund with substantially similar investment strategies as the Fund. The Trustees also considered that the advisory fee schedule would remain unchanged but that the sub-advisory fee would be reduced from its current levels, resulting in an increase in the retention by PLFA of its advisory fee. The Trustees considered that PLFA would agree to implement a contractual fee waiver in order to share a portion of these benefits with shareholders and that as a result of the waiver, the total net advisory fee paid by shareholders would be reduced. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by Fidelity for the other similarly managed fund, the Trustees noted that there were differences in: (i) the size and type of account, (ii) the services provided to each, (iii) the nature and size of the overall relationship with FIAM, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and FIAM, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase, and would likely decrease, as a result of this sub-adviser change.

The Board concluded that the compensation payable under the FIAM Sub-Advisory Agreement is fair and reasonable.

    D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to FIAM of sub-advising the Fund and the projected profitability of the FIAM Sub-Advisory Agreement to FIAM, to the extent practicable based on the information provided by FIAM. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and FIAM with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the FIAM Sub-Advisory Agreement to FIAM is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for FIAM at this time was of limited utility. The Trustees also considered the impact of the sub-advisory change to the profitability of the PLFA advisory agreement with the Fund. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

The Trustees considered the organizational strengths of FIAM and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the FIAM Sub-Advisory Agreement is fair and reasonable.

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    E. Ancillary Benefits

The Trustees received information from PLFA and FIAM concerning other benefits that may be received by FIAM and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with FIAM and the anticipated use of soft-dollars by FIAM. In this regard, the Trustees noted that FIAM represented that it does not anticipate using an affiliated broker-dealer and that it does anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by FIAM from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

    F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the FIAM Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the FIAM Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Emerging Markets Debt Portfolio

At a meeting on June 16, 2021, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about October 29, 2021, a new sub-advisory agreement with Principal Global Investors, LLC (“PGI”), with respect to the Emerging Markets Debt Portfolio (the “PGI Sub-Advisory Agreement”) and appointed PGI as the new sub-adviser for the Fund, replacing Ashmore Investment Management Limited.

In evaluating the PGI Sub-Advisory Agreement for the Fund, the Board, including all the Independent Trustees, considered the following factors, among others:

    A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining PGI as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by PGI. In this regard, the Trustees considered various materials relating to PGI, including copies of the proposed PGI Sub-Advisory Agreement; copies of PGI’s Form ADV; financial information; a written presentation from PGI; a comprehensive report including an assessment by PLFA; responses from PGI to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on June 16, 2021 from management and investment personnel from PGI where all attendees could hear each other clearly.

The Trustees considered that under the PGI Sub-Advisory Agreement, PGI would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of PGI, including the background and experience of PGI’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved PGI’s written compliance policies and procedures and code of ethics, and that the Trust’s Chief Compliance Officer previously provided an assessment of PGI’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to PGI and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by PGI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by PGI under the PGI Sub-Advisory Agreement.

    B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an emerging markets debt strategy and PLFA’s identification of PGI to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. However, the Trustees considered the investment process and techniques to be used by PGI for the Fund and PGI’s experience managing emerging markets debt strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the PGI Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a composite managed by the same PGI portfolio management team that would manage the Fund using similar investment strategies (the “PGI Comparable Performance”). The Trustees considered that this information included a comparison of the PGI Comparable Performance against a pertinent benchmark for the one-, three- and five-year and since inception periods as of March 31, 2021.

The Trustees considered additional information about the historical performance of a proprietary mutual fund managed by the same PGI portfolio management team that would manage the Fund using similar investment strategies. The Trustees considered that this information included a comparison of the fund’s performance against a pertinent benchmark and an applicable peer group for the year-to-date, one- and three-year and since inception periods as of March 31, 2021, as well as performance for each of the past four calendar years. Additionally, the Trustees considered the standard deviation and risk-adjusted returns of the fund during certain periods.

The Board determined that PGI’s performance record with respect to a similarly managed mutual fund and composite was acceptable.

    C. Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of PGI with regard to other funds and accounts with substantially similar investment strategies as the Fund. The Trustees also considered that the advisory

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fee schedule would remain unchanged but that the sub-advisory fee would be reduced from its current levels, resulting in an increase in the retention by PLFA of its advisory fee. The Trustees considered that PLFA would agree to implement a fee waiver in order to share these benefits with shareholders and that as a result of the waiver, the total net advisory fee paid by shareholders would be reduced. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by PGI for the other similarly managed funds and accounts, the Trustees noted that for certain funds and accounts, there were differences in: (i) the nature of the Fund and those other funds and/or accounts, (ii) the services provided to each, (iii) the client’s overall relationship with PGI, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and PGI, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase, and would likely decrease, as a result of this sub-adviser change.

The Board concluded that the compensation payable under the PGI Sub-Advisory Agreement is fair and reasonable.

    D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to PGI of sub-advising the Fund and the projected profitability of the PGI Sub-Advisory Agreement to PGI, to the extent practicable based on the information provided by PGI. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and PGI with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the PGI Sub-Advisory Agreement to PGI is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for PGI at this time was of limited utility. The Trustees also considered the impact of the sub-advisory change to the profitability of the PLFA advisory agreement with the Fund. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

The Trustees considered the organizational strengths of PGI and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the PGI Sub-Advisory Agreement is fair and reasonable.

    E. Ancillary Benefits

The Trustees received information from PLFA and PGI concerning other benefits that may be received by PGI and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with PGI and the anticipated use of soft-dollars by PGI. In this regard, the Trustees noted that PGI represented that it does not anticipate using an affiliated broker-dealer and does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by PGI from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

    F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the PGI Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the PGI Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

International Growth Portfolio

At a meeting on June 16, 2021, the Board, including all the Independent Trustees, approved the establishment and designation of a newly-organized Fund of the Trust, International Growth Portfolio, effective on or about October 29, 2021. In connection with this approval, the Board also approved, effective on or about October 29, 2021, the Advisory Agreement with PLFA with respect to the new Fund (the “International Growth Advisory Agreement”) and the Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”) (the “ClearBridge Sub-Advisory Agreement”).

In evaluating the International Growth Advisory Agreement and the ClearBridge Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

    A. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of sub-advisers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees took into account the scope of services to be provided by PLFA under the International Growth Advisory Agreement. The Trustees considered that although PLFA would be separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the International Growth Advisory Agreement, these services would be provided as a result of PLFA’s advisory relationship with the Fund. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Fund. The Trustees also considered the

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additional resources that PLFA has continued to invest in to enhance its management and oversight of the funds for which it serves as investment adviser, including additional tools designed to ensure compliance with new laws and regulations.

The Trustees noted PLFA’s proposed responsibilities in rendering services to the Fund and the fact that PLFA would monitor and evaluate the performance of ClearBridge in comparison to the Fund’s investment objective as well as to an appropriate benchmark index and group of peer funds. The Trustees also considered that PLFA would monitor the Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA would provide the Board with periodic and special reports related to the Fund’s performance and PLFA’s investment monitoring and evaluation.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the Fund, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA related to other funds for which it serves as investment adviser. The Trustees considered PLFA’s continued development and use of analytical tools for assessing fund performance and the performance of sub-advisers, conducting a risk analysis, return analysis and an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance as well as identify funds that are performing well relative to applicable benchmarks or peer groups, and to analyze the funds’ performance records against various measures. The Trustees considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed processes to oversee and monitor a sub-adviser’s execution of investment strategies. The Trustees noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also noted that PLFA conducts periodic due diligence on sub-advisers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a sub-adviser’s investment process and to seek to identify issues that may be relevant to a sub-adviser’s services to a fund or a fund’s performance, including, but not limited to, a sub-adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a sub-adviser, significant staffing changes that could affect a fund, material changes in a sub-adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also considered the background and experience of PLFA’s senior management.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Fund, including assistance with performance evaluation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the International Growth Advisory Agreement.

ClearBridge. The Trustees considered the benefits to shareholders of retaining ClearBridge as sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by ClearBridge. In this regard, the Trustees considered various materials relating to ClearBridge, including copies of the proposed ClearBridge Sub-Advisory Agreement; copies of ClearBridge’s Form ADV; financial information; a written presentation from ClearBridge; a comprehensive report including an assessment by PLFA; responses from ClearBridge to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on June 16, 2021 from the investment management team of PLFA and from management and investment personnel from ClearBridge where all attendees could hear each other clearly.

The Trustees considered that under the ClearBridge Sub-Advisory Agreement, ClearBridge would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of ClearBridge, including the background and experience of ClearBridge’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved ClearBridge’s written compliance policies and procedures and code of ethics, and that the Trust’s Chief Compliance Officer previously provided an assessment of ClearBridge’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to ClearBridge and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by ClearBridge.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by ClearBridge under the ClearBridge Sub-Advisory Agreement.

    B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an international growth strategy and PLFA’s identification of ClearBridge to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. Because this consideration related to a newly organized fund, no actual performance record for the Fund was available. However, the Trustees considered the investment process and techniques to be used by ClearBridge for the Fund and ClearBridge’s experience managing international growth strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the ClearBridge Sub-Advisory Agreement, including the factors described below.

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The Trustees considered information about the historical performance of a proprietary mutual fund and other accounts managed by the same ClearBridge portfolio management team that would manage the Fund using similar investment strategies (the “ClearBridge Comparable Performance”). The Trustees considered that this information included a comparison of the ClearBridge Comparable Performance against a pertinent benchmark for the one-, three- and five-year and since inception periods, as applicable, as of March 31, 2021.

The Trustees considered additional information about the historical performance of a proprietary mutual fund managed by the same ClearBridge portfolio management team that would manage the Fund using similar investment strategies. The Trustees considered that this information included a comparison of the fund’s performance against a pertinent benchmark and an applicable peer group for the year-to-date, one-, three- and five-year and since inception periods as of March 2021, as well as performance for each of the past eight calendar years. Additionally, the Trustees considered the standard deviation and risk-adjusted returns of the fund during certain periods.

The Board determined that ClearBridge’s performance record with respect to a similarly managed mutual fund and other accounts was acceptable.

    C. Advisory and Sub-Advisory Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and net expense ratio for the Fund. The Trustees reviewed the proposed advisory fee compared with the average fees of other funds in an applicable peer group. The Trustees considered that the proposed advisory fee was below the industry averages for similar investment products based on the data presented to the Board.

The Board concluded that the compensation payable to PLFA under the International Growth Advisory Agreement is fair and reasonable.

ClearBridge. The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of ClearBridge with regard to other funds and accounts with substantially similar investment strategies as the Fund. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by ClearBridge for the other similarly managed funds and accounts, the Trustees noted that for certain funds and accounts, there were differences in: (i) the nature of the Fund and those other funds and/or accounts, (ii) the services provided to each, (iii) the client’s overall relationship with ClearBridge, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and ClearBridge, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund.

The Board concluded that the compensation payable under the ClearBridge Sub-Advisory Agreement is fair and reasonable, and that the amount of the advisory fee retained by PLFA after paying the sub-advisory fee to ClearBridge is fair and reasonable.

    D. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring and operating the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Fund. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered information regarding the anticipated costs to ClearBridge of sub-advising the Fund and the projected profitability of the ClearBridge Sub-Advisory Agreement to ClearBridge, to the extent practicable based on the information provided by ClearBridge. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and ClearBridge with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the ClearBridge Sub-Advisory Agreement to ClearBridge is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for ClearBridge at this time was of limited utility. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Fund as assets grow. Because the Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. However, the Trustees considered that the advisory fee schedule for the Fund contains a breakpoint and that the net expense ratio for the Fund is competitive with peers.

The Trustees considered the organizational strengths of ClearBridge and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the International Growth Advisory Agreement and ClearBridge Sub-Advisory Agreement is fair and reasonable.

    E. Ancillary Benefits

The Trustees received information from PLFA and ClearBridge concerning other benefits that may be received by PLFA and ClearBridge and their affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with ClearBridge and the anticipated use of soft-dollars by ClearBridge. In this regard, the Trustees noted that ClearBridge represented that it does not anticipate using an affiliated broker-dealer and that it does anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by PLFA from its relationship with the Fund and that such benefits are consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual. The Trustees also considered benefits that may be derived by other affiliates of PLFA, including Pacific Life. The Trustees also considered potential benefits to be derived by ClearBridge and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

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    F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the International Growth Advisory Agreement and ClearBridge Sub-Advisory Agreement are in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the International Growth Advisory Agreement and ClearBridge Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

ESG Diversified Growth Portfolio

At a meeting on June 16, 2021, the Board, including all the Independent Trustees, approved the establishment and designation of a newly-organized Fund of the Trust, ESG Diversified Growth Portfolio, effective on or about October 29, 2021. In connection with this approval, the Board also approved, effective on or about October 29, 2021, the Advisory Agreement with PLFA with respect to the new Fund (the “ESG Diversified Growth Advisory Agreement”).

In evaluating the ESG Diversified Growth Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

    A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the depth and quality of PLFA’s investment management process, including its experience managing asset allocation funds-of-funds; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees took into account the scope of services to be provided by PLFA under the ESG Diversified Growth Advisory Agreement. The Trustees considered that although PLFA would be separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the ESG Diversified Growth Advisory Agreement, these services would be provided as a result of PLFA’s advisory relationship with the Fund. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Fund. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the funds for which it serves as investment adviser, including additional tools designed to ensure compliance with new laws and regulations.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees noted that PLFA serves as adviser to each Fund of the Trust and directly manages the Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, PSF DFA Balanced Allocation Portfolio and ESG Diversified Portfolio, each a series of the Trust, and the Pacific Funds Portfolio Optimization Funds, each a series of Pacific Funds Series Trust, all of which are asset allocation fund-of-funds, and provides asset allocation services to other accounts.

The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the Fund, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA related to other funds for which it serves as investment adviser. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of PLFA, including the background and experience of PLFA’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Fund, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust. The Trustees noted that PLFA would monitor numerous investment, performance and compliance metrics for the Fund over daily, weekly, monthly, quarterly and annual periods.

In addition, the Trustees considered that they had previously reviewed and approved PLFA’s written compliance policies and procedures and code of ethics, and that the Trust’s Chief Compliance Officer previously provided an assessment of PLFA’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management, compliance and monitoring services anticipated to be provided by PLFA to the Fund under the ESG Diversified Growth Advisory Agreement.

    B. Performance

The Trustees considered PLFA’s experience directly managing funds and its qualifications to manage the Fund’s day-to-day investment activities. Because this consideration related to a newly organized fund, no actual performance record for the Fund was available. However, the Trustees considered the investment process and techniques to be used by PLFA for the Fund and PLFA’s experience managing asset allocation funds of funds and other accounts, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the ESG Diversified Growth Advisory Agreement, including the factors described below.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered that the Fund would invest in affiliated and unaffiliated mutual funds that have an ESG focus (the “ESG Underlying Funds”). The Trustees considered information about the hypothetical performance of the Fund based on historical returns of the initially proposed mix of ESG Underlying Funds (the “Hypothetical Performance”). The Trustees considered the Hypothetical Performance against a pertinent benchmark and an applicable peer group for the one-, three-, five- and ten-year periods as of March 31, 2021, and for the previous ten calendar years. Additionally, the Trustees considered the standard deviation and risk-adjusted returns of the Hypothetical Performance during certain periods.

The Trustees considered additional information about the historical performance of each of the initially proposed ESG Underlying Funds against a pertinent benchmark and an applicable peer group for the one-, three-, five- and ten-year periods as of March 31, 2021.

The Board determined that the performance records of PLFA and the ESG Underlying Funds were acceptable.

    C. Advisory Fees

The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and total operating expenses for the Fund. The Trustees reviewed the estimated net expense ratio of the Fund compared with the average net expense ratios of other funds in an applicable peer group. The Trustees considered that the Fund’s net expense ratio was below the industry averages for similar investment products based on the data presented to the Board. The Board concluded that the compensation payable to PLFA under the ESG Diversified Growth Advisory Agreement is fair and reasonable.

    D. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring and operating the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Fund. The Trustees also considered the overall financial soundness of PLFA. Additionally, the Trustees reviewed projected profitability information with respect to the profit or loss to PLFA from the ESG Diversified Growth Advisory Agreement.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Fund as assets grow. Because the Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. However, the Trustees considered that the net expense ratio for the Fund is competitive with peers.

The Board concluded that the Fund’s fee structure reflected in the ESG Diversified Growth Advisory Agreement is fair and reasonable.

    E. Ancillary Benefits

The Trustees received information from PLFA concerning other benefits that may be received by PLFA and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with PLFA and the anticipated use of soft-dollars by PLFA. In this regard, the Trustees noted that PLFA represented that it does not anticipate using an affiliated broker-dealer and that it does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by PLFA from its relationship with the Fund and that such benefits are consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual. The Trustees also considered benefits that may be derived by affiliates of PLFA, including Pacific Life.

    F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the ESG Diversified Growth Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the ESG Diversified Growth Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), Information Statements, and shareholder reports are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended

December 31, 2021 and 2020 were $1,543,000 and $1,478,000, respectively.

Audit-Related Fees

(b) For the fiscal years ended December 31, 2021 and December 31, 2020 there were no audit-related fees.

Tax Fees

(c) The aggregate tax fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2021 and 2020 were $77,000 and $82,000, respectively.

All Other Fees

(d) There were no other fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2021 and 2020.

(e)(l)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(l)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs’’) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(l)A.(ii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2021 and 2020 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $3,140,251 and $2,545,818, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and the Treasurer of the Registrant have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.

(a)(2)

Separate certifications for the principal executive and principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 3, 2022

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	March 3, 2022